UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22127

COLUMBIA FUNDS VARIABLE SERIES TRUST II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474

(Address of principal executive offices) (Zip code)

Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 671-1947

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders.

Annual Report

Annual Report

Columbia Variable Portfolio – International Opportunity Fund

Annual Report for the Period Ended December 31, 2011

Columbia Variable Portfolio – International Opportunity Fund seeks to provide shareholders with capital appreciation.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the fund.

Not FDIC insured ¡ No bank guarantee • May lose value

See the Fund’s prospectus for risks associated with investing in the Fund.

2	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Variable Portfolio (VP) – International Opportunity Fund (the Fund) Class 3 shares declined 12.42% for the 12 months ended December 31, 2011.

>	The Fund underperformed its benchmark index, the Morgan Stanley Capital International (MSCI) EAFE Index (Net) (MSCI Index), which declined 12.14% for the period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	10 years
Columbia VP — International Opportunity Fund Class 1	-12.37%	-3.08%	+4.04%
Class 2	-12.51%	-3.33%	+3.77%
Class 3	-12.42%	-3.11%	+4.02%
MSCI EAFE Index (Net) (unmanaged)	-12.14%	-4.72%	+4.67%
MSCI EAFE Index (Gross) (unmanaged)	-11.73%	-4.26%	+5.12%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the Fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The indices do not reflect the deduction of fees, expenses or taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	3

Manager Commentary

Below, portfolio managers Alex Lyle and Esther Perkins of Threadneedle International Limited (Threadneedle) discuss the Fund’s results and positioning for the fiscal year ended December 31, 2011. Threadneedle, an indirect-wholly-owned subsidiary of Ameriprise Financial, Inc., is the subadviser to the Fund.

Columbia Variable Portfolio (VP) – International Opportunity Fund (the Fund) Class 3 shares declined 12.42% for the 12 months ended December 31, 2011. The Fund underperformed its benchmark index, the Morgan Stanley Capital International (MSCI) EAFE Index (Net) (MSCI Index), which declined 12.14% for the period.

Significant performance factors

The past year was marked by a spate of negative news across the globe, from the earthquake and tsunami in Japan, to the Middle East unrest, to the Eurozone credit crisis and the U.S. debt ceiling debate. It was a particularly difficult year for global equities as investors worried that the need for governments and consumers to reduce their debt would likely cause slower global growth.

From an allocation perspective, the Fund benefited from its smaller weighting in Europe compared to the MSCI Index. We were concerned about the impact of Europe’s credit problems on stocks and economic growth in the region. Conversely, the Fund’s U.K. position was larger than that of the MSCI Index and this also had a favorable effect on

COUNTRY BREAKDOWN(1) (at December 31, 2011)
Australia	3.7%
Belgium	1.3
Brazil	1.9
Canada	2.5
China	3.2
Denmark	1.4
Finland	0.7
France	4.9
Germany	9.8
Hong Kong	2.6
Indonesia	1.1
Ireland	1.1
Japan	18.6
Mexico	0.6
Netherlands	5.5
Norway	0.7
Portugal	0.6
Singapore	1.1
South Korea	2.4
Spain	3.8
Sweden	2.7
Switzerland	6.3
Taiwan	1.0
Turkey	0.5
United Kingdom	21.3
Other(2)	0.7

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Includes Cash Equivalents.

4	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

relative return. The U.K.’s fairly defensive equity market benefited from investors’ preference for less risky assets and from the strength of the U.K.’s currency relative to the euro.

The Fund was negatively affected by overweight positions in Asia Pacific and Japan, relative to the MSCI Index. We had emphasized the Asia Pacific region because we anticipated better medium-term growth than in other regions. However, the region lagged on fears that exporters would suffer from weakening growth in developed countries. Though we trimmed the Asia Pacific position during the year because we expected some governments in the region to begin tightening monetary policy, it wasn’t enough to prevent a negative effect on relative results. We considered Japan attractive because corporate managements were aggressively cutting costs and the region’s equities had attractive valuations. Unfortunately, the strong Yen and the devastating earthquake led to underperformance.

The Fund’s overweight in the health care sector was beneficial with German renal care company Fresenius Medical Care a leading contributor. We added considerably to the Fund’s pharmaceutical holdings later in the year and this too was advantageous. Shire is an example of a pharmaceutical stock that performed well for the Fund.

Having a larger weighting in the technology sector than the MSCI Index also had a positive effect on relative results. ARM Holdings in the U.K. performed well, as did Samsung Electronics in Korea. ARM has benefited from demand for its advanced semiconductor chips for mobile devices while Samsung is increasing market share in chips and consumer electronics.

The Fund also benefited from its holdings of luxury consumer goods company Burberry Group, which had extremely strong sales in emerging markets. The Fund also got good performance from auto companies selling into emerging markets, including BMW and Volkswagen.

We maintained a smaller weighting in European banks than the MSCI Index, which was beneficial given how poorly the banks performed.

Within the energy sector, the Fund benefited from several notable individual contributors, including Tullow Oil and BG Group in the U.K. However, the Fund had an underweight in the strong performing oil and gas segment, which was a disadvantage. We were concerned about production growth in the sector, but the stocks still performed well as oil prices stayed high and investors sought large, stable companies.

We also kept the Fund underweight in the defensive telecommunications sector because of competition in the sector and its potential impact on profits. Nevertheless, the stocks performed well due to their defensive nature.

TOP TEN HOLDINGS(1) (at December 31, 2011)
GlaxoSmithKline PLC (United Kingdom)	3.1%
Vodafone Group PLC (United Kingdom)	2.8
Royal Dutch Shell PLC, Class B (Netherlands)	2.8
Nestle SA, Registered Shares (Switzerland)	2.5
BG Group PLC (United Kingdom)	2.3
Novartis AG, Registered Shares (Switzerland)	2.0
Fresenius Medical Care AG & Co. KGaA (Germany)	2.0
Samsung Electronics Co., Ltd. (South Korea)	1.9
Repsol YPF SA (Spain)	1.6
Standard Chartered PLC (United Kingdom)	1.5

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at anytime, and are not recommendations to buy or sell any securities.

COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

Among the detractors from relative return was Li & Fung, an Asian company that sources goods for global retailers. The company suffered from concerns about U.S. consumption, as well as earnings disappointments during year. In the mining sector, Rio Tinto and Xstrata were affected by fears of a global slowdown and lower demand for minerals from China, while Dutch financial services firm ING Groep, which we consider a good value company with a reasonable balance sheet, underperformed due to the Eurozone crisis.

Changes to the Fund’s portfolio

During the year, we added to the Fund’s holdings in the oil and gas industry because the group had underperformed and we believe oil prices are likely to remain high. New positions included Spanish oil company Repsol YPF with offshore production in Brazil, and Royal Dutch Shell, which is relatively well-positioned for production growth. We also added to JX Holdings, a high-yielding Japanese oil refiner.

We added to several defensive, non-cyclical areas including beverages, food producers and health care. We added U.K. beverage distributor Diageo and U.K. food producer Unilever, while increasing the Fund’s position in Nestle, the quality Swiss food manufacturer. Increases to the Fund’s pharmaceutical holdings included a new position in GlaxoSmithKline in the U.K., and additional purchases of Takeda Pharmaceuticals in Japan and Novo Nordisk in the Netherlands.

We reduced exposure to mining, given the effect of the global growth outlook on commodity prices. We also took some profits among the Fund’s auto holdings because these companies may be vulnerable to slowing global growth and fear of slowing in Asia. We also took some profits in the portfolio’s luxury goods companies, trimming Burberry and Swatch.

Alex Lyle Portfolio Manager	Esther Perkins, CFA® Deputy Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

6	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

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COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	7

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia VP – International Opportunity Fund Class 3 shares (from 01/01/02 to 12/31/11) as compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE Index (Net) and the MSCI EAFE Index (Gross). Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also, see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	5 years	10 years
Columbia VP — International Opportunity Fund Class 3
Class 3	Cumulative value of $10,000	$8,758	$8,537	$14,838
	Average annual total return	-12.42%	-3.11%	+4.02%
MSCI EAFE Index (Net)(1)
	Cumulative value of $10,000	$8,786	$7,852	$15,778
	Average annual total return	-12.14%	-4.72%	+4.67%
MSCI EAFE Index (Gross)(1)
	Cumulative value of $10,000	$8,827	$8,042	$16,479
	Average annual total return	-11.73%	-4.26%	+5.12%

Results for the other share clases be found on page 3.

8	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
COLUMBIA VP — INTERNATIONAL OPPORTUNITY FUND
$25,000
$20,000
$15,000
$10,000
$5,000
01/01/02
12/02
12/03
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
$16,479
$15,778
$14,838
Columbia VP — International Opportunity Fund Class 3 ($14,838)
MSCI EAFE Index (Net)(1) ($15,778)
MSCI EAFE Index (Gross)(1) ($16,479)

(1)

The Morgan Stanley Capital International (MSCI) EAFE Index (Net) and the MSCI EAFE Index (Gross), compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. Each index reflects reinvestment of all distributions and changes in market prices. On September 30, 2011, the MSCI EAFE Index (Net) replaced the MSCI EAFE Index (Gross) as the Fund’s primary benchmark. The Fund’s Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the Net version of the Index better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	9

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	827.30	1,020.05	4.58	5.06	1.00%
Class 2	1,000.00	1,000.00	826.80	1,018.80	5.72	6.33	1.25%
Class 3	1,000.00	1,000.00	827.40	1,019.40	5.18	5.72	1.13%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

10	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Variable Portfolio – International Opportunity Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 97.2%
AUSTRALIA 3.7%
Australia & New Zealand Banking Group Ltd.(a)	259,114	$5,427,117
BHP Billiton Ltd.(a)	49,836	1,759,144
National Australia Bank Ltd.(a)	84,291	2,007,942
Newcrest Mining Ltd.(a)	123,408	3,760,874
Rio Tinto Ltd.(a)(b)	31,148	1,920,249

Total		14,875,326
BELGIUM 1.3%
Anheuser-Busch InBev NV(a)	86,694	5,307,798
BRAZIL 2.0%
Itaú Unibanco Holding SA, ADR(a)	165,510	3,071,866
Lojas Renner SA(a)	98,800	2,564,218
MRV Engenharia e Participacoes SA(a)	226,800	1,301,037
Vale SA, ADR(a)	54,125	1,160,981

Total		8,098,102
CANADA 2.5%
Canadian National Railway Co.(a)	50,800	3,996,682
CGI Group, Inc., Class A(a)(c)	199,800	3,765,556
Progressive Waste Solutions Ltd.(a)(b)	113,290	2,216,314

Total		9,978,552
CHINA 3.1%
Agricultural Bank of China Ltd., Class H(a)(b)	4,943,000	2,116,043
Baidu, Inc., ADR(a)(c)	16,580	1,931,072
China National Building Material Co., Ltd., Class H(a)(b)	1,652,000	1,862,678
CNOOC Ltd.(a)(b)	1,170,000	2,040,181
Dongfeng Motor Group Co., Ltd., Class H(a)(b)	750,000	1,280,619
Ping An Insurance Group Co., Class H(a)	226,500	1,486,015
Yanzhou Coal Mining Co., Ltd., Class H(a)(b)	938,000	1,991,644

Total		12,708,252
DENMARK 1.4%
Novo Nordisk A/S, Class B(a)	48,639	5,589,424
FINLAND 0.7%
KONE OYJ, Class B(a)	54,515	2,829,298
FRANCE 4.9%
Air Liquide SA(a)	31,382	3,882,499
BNP Paribas SA(a)	64,509	2,533,946
Edenred(a)	156,839	3,860,849
Publicis Groupe SA(a)(b)	81,765	3,761,528
Safran SA(a)(b)	68,674	2,062,492
Schneider Electric SA(a)	71,331	3,755,585

Total		19,856,899
GERMANY 7.9%
Allianz SE, Registered Shares(a)	31,162	2,980,896
BASF SE(a)	67,422	4,702,493
Bayerische Motoren Werke AG(a)	31,208	2,090,637
Brenntag AG(a)	26,974	2,511,854
Fresenius Medical Care AG & Co. KGaA(a)	114,776	7,798,817
Kabel Deutschland Holding AG(a)(c)	73,594	3,735,192

Issuer	Shares	Value
Common Stocks (continued)
GERMANY (cont.)
Linde AG(a)	18,227	$2,711,705
SAP AG(a)	104,588	5,529,581

Total		32,061,175
HONG KONG 2.6%
AIA Group Ltd.(a)	975,400	3,036,344
China Unicom Hong Kong Ltd.(a)(b)	980,000	2,065,996
Li & Fung Ltd.(a)	1,728,000	3,184,050
Sun Hung Kai Properties Ltd.(a)	174,000	2,174,463

Total		10,460,853
INDONESIA 1.1%
PT Bank Mandiri Tbk (a)	5,742,972	4,268,122
IRELAND 1.1%
Shire PLC (a)	123,231	4,292,603
JAPAN 18.5%
Asahi Glass Co., Ltd.(a)(b)	104,000	869,429
Asahi Group Holdings Ltd.(a)(b)	73,700	1,616,749
Asahi Kasei Corp.(a)	128,000	771,393
Asics Corp.(a)	78,800	885,723
Bank Of Yokohama Ltd. (The)(a)	81,000	382,157
Canon, Inc.(a)	57,350	2,523,821
Chiba Bank Ltd. (The)(a)	154,000	990,117
East Japan Railway Co.(a)	25,900	1,650,823
Fanuc Corp.(a)	9,400	1,433,803
Fujikura Ltd.(a)	136,000	396,126
Hankyu Hanshin Holdings, Inc.(a)	186,000	783,090
Hisamitsu Pharmaceutical Co., Inc.(a)(b)	13,600	576,450
Hitachi Chemical Co., Ltd.(a)(b)	35,900	628,421
Hitachi Ltd.(a)	135,000	702,266
Honda Motor Co., Ltd.(a)	91,500	2,787,173
Hoya Corp.(a)	54,400	1,169,552
Itochu Techno-Solutions Corp.(a)(b)	18,200	816,374
J Front Retailing Co., Ltd.(a)	212,000	1,021,964
Japan Real Estate Investment Corp.(a)	66	513,852
Japan Retail Fund Investment Corp.(a)	253	374,254
JSR Corp.(a)	30,600	563,964
JX Holdings, Inc.(a)	226,000	1,363,819
Kansai Electric Power Co., Inc. (The)(a)	27,100	416,287
Kawasaki Heavy Industries Ltd.(a)	285,000	707,048
Kawasaki Kisen Kaisha Ltd.(a)(b)	273,000	491,580
Kirin Holdings Co., Ltd.(a)	16,000	194,412
Komatsu Ltd.(a)	34,100	795,141
Kyocera Corp.(a)	15,700	1,259,040
Lawson, Inc.(a)	16,000	996,886
Makita Corp.(a)	33,000	1,064,625
Mitsubishi Corp.(a)	46,700	941,227
Mitsubishi Electric Corp.(a)	169,000	1,619,668
Mitsubishi Estate Co., Ltd.(a)	95,000	1,416,584
Mitsubishi UFJ Financial Group, Inc.(a)	616,400	2,609,518
Mitsui & Co., Ltd.(a)	26,000	402,980
Mitsui Fudosan Co., Ltd.(a)	82,000	1,195,700
Mizuho Financial Group, Inc.(a)	549,200	743,677

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	11

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)
JAPAN (cont.)
MS&AD Insurance Group Holdings, Inc.(a)	30,900	$570,371
Murata Manufacturing Co., Ltd.(a)	3,500	179,241
Nidec Corp.(a)	8,400	729,338
Nikon Corp.(a)(b)	29,600	655,952
Nintendo Co., Ltd.(a)	10,400	1,427,838
Nippon Paper Group, Inc.(a)(b)	24,600	537,152
Nippon Telegraph & Telephone Corp.(a)	23,200	1,181,110
Nissan Motor Co., Ltd.(a)	207,100	1,854,600
Nomura Holdings, Inc.(a)	69,600	209,547
NTT Data Corp.(a)	299	952,076
NTT DoCoMo, Inc. (a)	989	1,815,824
Oriental Land Co., Ltd.(a)(b)	5,900	622,890
ORIX Corp.(a)	8,730	719,713
Osaka Gas Co., Ltd.(a)	320,000	1,264,287
Santen Pharmaceutical Co., Ltd.(a)	42,300	1,746,881
Sekisui House Ltd.(a)	114,000	1,013,049
Seven & I Holdings Co., Ltd.(a)	57,500	1,602,509
Shin-Etsu Chemical Co., Ltd.(a)	15,800	776,093
Shiseido Co., Ltd.(a)	44,400	815,306
Shizuoka Bank Ltd. (The)(a)(b)	23,000	241,966
SoftBank Corp.(a)	15,400	452,268
Sumitomo Bakelite Co., Ltd.(a)	84,000	468,601
Sumitomo Corp.(a)(b)	89,700	1,212,487
Sumitomo Metal Industries Ltd.(a)	128,000	232,136
Sumitomo Metal Mining Co., Ltd.(a)	52,000	665,714
Sumitomo Mitsui Financial Group, Inc.(a)	76,600	2,124,331
Suzuki Motor Corp.(a)	21,100	434,451
Taisei Corp.(a)	255,000	646,387
Takeda Pharmaceutical Co., Ltd.(a)	42,400	1,862,441
The Dai-ichi Life Insurance Co., Ltd.(a)(b)	353	346,539
THK Co., Ltd.(a)	22,500	443,199
Tokio Marine Holdings, Inc.(a)	31,000	686,459
Tokyo Electron Ltd.(a)	13,500	684,013
Tokyo Gas Co., Ltd.(a)	190,000	875,628
Toshiba Corp.(a)	75,000	306,078
Toyota Motor Corp.(a)	119,500	3,951,521
Ushio, Inc.(a)	44,400	638,149
Yamada Denki Co., Ltd.(a)	11,600	790,183
Yamatake Corp.(a)	43,000	934,479
Yamato Kogyo Co., Ltd.(a)	15,600	446,494

Total		74,792,994
MEXICO 0.6%
America Movil SAB de CV, Class L, ADR(a)	99,096	2,239,570
NETHERLANDS 5.5%
ASML Holding NV(a)	71,713	3,014,153
European Aeronautic Defence and Space Co. NV(a)	86,933	2,717,191
ING Groep NV-CVA(a)(c)	742,744	5,344,810
Royal Dutch Shell PLC, Class B(a)	292,754	11,157,036

Total		22,233,190
NORWAY 0.6%
DNB ASA(a)	268,314	2,626,681
PORTUGAL 0.6%
Galp Energia SGPS SA(a)	159,073	$2,342,918
SINGAPORE 1.1%
Oversea-Chinese Banking Corp., Ltd.(a)	732,085	4,415,095

Issuer	Shares	Value
Common Stocks (continued)
SOUTH KOREA 2.4%
Hyundai Mobis(a)(c)	14,465	3,675,151
Samsung Electronics Co., Ltd.(a)	6,585	6,057,133

Total		9,732,284
SPAIN 3.8%
Amadeus IT Holding SA, Class A (a)	279,655	4,536,963
Banco Bilbao Vizcaya Argentaria SA (a)(b)	323,582	2,797,558
Inditex SA (a)	28,832	2,361,346
Repsol YPF SA (a)	187,027	5,745,289

Total		15,441,156
SWEDEN 2.7%
Atlas Copco AB, Class A (a)(b)	215,128	4,626,375
Svenska Handelsbanken AB, Class A (a)	105,689	2,779,653
Swedish Match AB (a)	101,541	3,604,517

Total		11,010,545
SWITZERLAND 6.4%
Nestlé SA, Registered Shares (a)	176,364	10,139,099
Novartis AG, Registered Shares (a)	137,660	7,870,054
SGS SA (a)	1,307	2,163,723
Swatch Group AG (The), Registered Shares (a)	47,431	3,161,057
Xstrata PLC (a)	163,962	2,490,311

Total		25,824,244
TAIWAN 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. (a)	1,621,149	4,050,602
TURKEY 0.5%
Koc Holding AS (a)	409,133	1,227,129
Turkiye Garanti Bankasi AS (a)	212,487	662,006

Total		1,889,135
UNITED KINGDOM 21.2%
Aggreko PLC (a)(c)	93,663	2,933,901
ARM Holdings PLC (a)	277,462	2,550,919
BG Group PLC (a)	426,415	9,115,493
British American Tobacco PLC (a)	108,314	5,139,707
Burberry Group PLC (a)	99,059	1,822,988
Diageo PLC (a)	205,984	4,499,297
GlaxoSmithKline PLC (a)	545,611	12,468,518
HSBC Holdings PLC (a)	641,792	4,894,310
Legal & General Group PLC (a)	1,834,227	2,928,314
Persimmon PLC (a)	343,969	2,510,664
Prudential PLC (a)	262,533	2,603,252
Rio Tinto PLC (a)	71,276	3,459,113
Standard Chartered PLC (a)	256,989	5,623,374
Tesco PLC (a)	490,008	3,070,184
Tullow Oil PLC (a)	207,879	4,526,162
Unilever PLC(a)	92,471	3,106,230
Vodafone Group PLC(a)	4,097,821	11,385,046
Weir Group PLC (The)(a)	96,117	3,033,160

Total		85,670,632
Total Common Stocks
(Cost: $378,960,554)		$392,595,450

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA VP — INTERNATIONAL OPPORTUNITY FUND – 2011 ANNUAL REPORT

Issuer	Shares	Value
Preferred Stocks 1.8%
GERMANY 1.8%
Henkel AG & Co. KGaA(a)	48,568	$2,802,890
Hugo Boss AG(a)	23,181	1,707,115
Volkswagen AG(a)	19,187	2,874,394

Total		7,384,399
Total Preferred Stocks
(Cost: $7,420,012)		$7,384,399
Money Market Funds 0.7%
Columbia Short-Term Cash Fund, 0.141%(d)(e)	2,842,765	$2,842,765
Total Money Market Funds
(Cost: $2,842,765)		$2,842,765

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 6.1%
Repurchase Agreements 6.1%
Citigroup Global Markets, Inc. dated 12/30/11, matures 01/03/12, repurchase price $8,000,044 (f)	0.050%	8,000,000	$8,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $5,000,057 (f)	0.100%	5,000,000	$5,000,000
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $5,000,028 (f)	0.050%	5,000,000	5,000,000
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $6,583,823 (f)	0.080%	6,583,765	6,583,765

Total			24,583,765
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $24,583,765)			$24,583,765
Total Investments
(Cost: $413,807,096)			$427,406,379
Other Assets & Liabilities, Net			(23,448,003)

Net Assets			$403,958,376

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2011

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received		Unrealized Appreciation	Unrealized Depreciation
Citibank	Jan. 5, 2012	5,900,000 (JPY)	76,051 (USD	)	$—	$(603)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	13

Portfolio of Investments (continued)

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at December 31, 2011:

Industry	Percentage of Net Assets	Value
Aerospace & Defense	1.2%	$4,779,682
Auto Components	0.9	3,675,151
Automobiles	3.8	15,273,393
Beverages	2.8	11,423,844
Building Products	0.2	869,429
Capital Markets	0.1	209,547
Chemicals	3.6	14,505,169
Commercial Banks	12.5	50,315,479
Commercial Services & Supplies	2.3	9,205,476
Computers & Peripherals	0.1	306,078
Construction & Engineering	0.2	646,387
Construction Materials	0.5	1,862,678
Distributors	0.8	3,184,050
Diversified Financial Services	1.5	6,064,523
Diversified Telecommunication Services	0.8	3,247,106
Electric Utilities	0.1	416,287
Electrical Equipment	1.8	7,138,866
Electronic Equipment, Instruments & Components	1.1	4,244,578
Food & Staples Retailing	1.4	5,669,579
Food Products	3.3	13,245,329
Gas Utilities	0.5	2,139,915
Health Care Providers & Services	1.9	7,798,817
Hotels, Restaurants & Leisure	0.2	622,890
Household Durables	1.9	7,627,641
Industrial Conglomerates	0.3	1,227,129
Insurance	3.6	14,638,191
Internet Software & Services	0.5	1,931,073
IT Services	2.5	10,070,969
Leisure Equipment & Products	0.2	655,952
Machinery	3.7	14,932,649
Marine	0.1	491,580
Media	1.9	7,496,720
Metals & Mining	3.9	15,895,015
Multiline Retail	0.9	3,586,182
Office Electronics	0.6	2,523,821
Oil, Gas & Consumable Fuels	9.5	38,282,541
Paper & Forest Products	0.1	537,152
Personal Products	0.2	815,306
Pharmaceuticals	8.5	34,406,371
Professional Services	0.5	2,163,723
Real Estate Investment Trusts (REITs)	0.2	888,106
Real Estate Management & Development	1.2	4,786,747
Road & Rail	1.6	6,430,595
Semiconductors & Semiconductor Equipment	4.0	16,356,821
Software	1.7	6,957,419
Specialty Retail	0.8	3,151,529
Textiles, Apparel & Luxury Goods	1.9	7,576,883
Tobacco	2.2	8,744,224
Trading Companies & Distributors	1.3	5,068,549
Wireless Telecommunication Services	3.9	15,892,708
Other(1)	6.8	27,426,530
Total		$427,406,379

(1)	Includes Cash Equivalents.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments

(a)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $399,979,849 or 99.02% of net assets.

(b)	At December 31, 2011, security was partially or fully on loan.

(c)	Non-income producing.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning cost	Purchase cost	Sales cost/ proceeds from sales	Realized gain/ loss	Ending cost	Dividends or interest income	Value
Columbia Short-Term Cash Fund	$3,286,537	$159,236,590	$(159,680,362)	$—	$2,842,765	$6,674	$2,842,765

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$5,049,528
Freddie Mac REMICS	2,485,798
Government National Mortgage Association	624,674
Total Market Value of Collateral Securities	$8,160,000

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$3,312,540
Federal National Mortgage Association	45,587
Freddie Mac Gold Pool	1,160,553
Freddie Mac Non Gold Pool	379,220
Ginnie Mae I Pool	201,864
Ginnie Mae II Pool	236
Total Market Value of Collateral Securities	$5,100,000

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Fannie Mae Interest Strip	$ 970,758
Fannie Mae REMICS	2,198,424
Federal Home Loan Mortgage Corp	1,616,801
Federal National Mortgage Association	314,048
Total Market Value of Collateral Securities	$5,100,031

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$2,028,992
Freddie Mac REMICS	713,589
Government National Mortgage Association	3,972,859
Total Market Value of Collateral Securities	$6,715,440

Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
JPY	Japanese Yen
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not

16	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011

Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$3,865,256	$41,600,735	$—	$45,465,991
Consumer Staples	—	39,898,281	—	39,898,281
Energy	—	38,282,541	—	38,282,541
Financials	3,071,866	73,830,729	—	76,902,595
Health Care	—	42,205,188	—	42,205,188
Industrials	6,212,996	46,741,070	—	52,954,066
Information Technology	5,696,628	36,694,129	—	42,390,757
Materials	1,160,981	31,639,033	—	32,800,014
Telecommunication Services	2,239,570	16,900,244	—	19,139,814
Utilities	—	2,556,203	—	2,556,203
Preferred Stocks
Consumer Discretionary	—	4,581,509	—	4,581,509
Consumer Staples	—	2,802,890	—	2,802,890
Total Equity Securities	22,247,297	377,732,552	—	399,979,849
Other
Money Market Funds	2,842,765	—	—	2,842,765
Investments of Cash Collateral Received for Securities on Loan	—	24,583,765	—	24,583,765
Total Other	2,842,765	24,583,765	—	27,426,530
Investments in Securities	25,090,062	402,316,317	—	427,406,379
Derivatives(c)
Forward Foreign Currency Exchange Contracts	—	(603)	—	(603)
Total	$25,090,062	$402,315,714	$—	$427,405,776

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	17

Statement of Assets and Liabilities

December 31, 2011
Assets
Investments, at value*
Unaffiliated issuers (identified cost $386,380,566)	$399,979,849
Affiliated issuers (identified cost $2,842,765)	2,842,765
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $24,583,765)	24,583,765
Total investments (identified cost $413,807,096)	427,406,379
Cash	1,621
Foreign currency (identified cost $348,934)	327,555
Receivable for:
Investments sold	2,096,244
Capital shares sold	5,029
Dividends	836,876
Interest	6,351
Reclaims	863,341
Prepaid expense	11,267
Trustees’ deferred compensation plan	15,346
Total assets	431,570,009
Liabilities
Due upon return of securities on loan	24,583,765
Unrealized depreciation on forward foreign currency exchange contracts	603
Payable for:
Investments purchased	2,025,566
Capital shares purchased	497,789
Investment management fees	264,714
Distribution fees	40,472
Transfer agent fees	20,096
Administration fees	26,795
Other expenses	136,487
Trustees’ deferred compensation plan	15,346
Total liabilities	27,611,633
Net assets applicable to outstanding capital stock	$403,958,376
Represented by
Paid-in capital	$566,709,487
Excess of distributions over net investment income	(268,879)
Accumulated net realized loss	(176,125,470)
Unrealized appreciation (depreciation) on:
Investments	13,599,283
Foreign currency translations	44,558
Forward foreign currency exchange contracts	(603)
Total — representing net assets applicable to outstanding capital stock	$403,958,376
*Value of securities on loan	$23,489,442
Net assets applicable to outstanding shares
Class 1	$15,956,880
Class 2	$2,528,605
Class 3	$385,472,891
Shares outstanding
Class 1	1,527,955
Class 2	242,491
Class 3	36,917,133
Net asset value per share
Class 1	$10.44
Class 2	$10.43
Class 3	$10.44

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2011
Net investment income
Income:
Dividends	$13,134,496
Dividends from affiliates	6,674
Income from securities lending — net	459,586
Foreign taxes withheld	(1,370,416)
Total income	12,230,340
Expenses:
Investment management fees	4,078,514
Distribution fees
Class 2	4,865
Class 3	593,365
Transfer agent fees
Class 1	7,212
Class 2	1,168
Class 3	284,806
Administration fees	389,959
Compensation of board members	14,233
Custodian fees	99,260
Printing and postage fees	147,000
Professional fees	54,309
Other	12,551
Total expenses	5,687,242
Net investment income	6,543,098
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	40,829,712
Foreign currency transactions	(720,518)
Forward foreign currency exchange contracts	460,944
Net realized gain	40,570,138
Net change in unrealized appreciation (depreciation) on:
Investments	(108,861,399)
Foreign currency translations	44,558
Forward foreign currency exchange contracts	(603)
Net change in unrealized depreciation	(108,817,444)
Net realized and unrealized loss	(68,247,306)
Net decrease in net assets from operations	$(61,704,208)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	19

Statement of Changes in Net Assets

Year ended December 31,	2011	2010(a)

Operations
Net investment income	$6,543,098	$4,002,067
Net realized gain	40,570,138	23,367,495
Net change in unrealized appreciation (depreciation)	(108,817,444)	37,437,226
Net increase (decrease) in net assets resulting from operations	(61,704,208)	64,806,788
Distributions to shareholders from:
Net investment income
Class 1	(237,859)	(47)
Class 2	(30,210)	(151)
Class 3	(6,327,022)	(7,376,259)
Total distributions to shareholders	(6,595,091)	(7,376,457)
Decrease in net assets from share transactions	(56,018,729)	(90,845,292)
Total decrease in net assets	(124,318,028)	(33,414,961)
Net assets at beginning of year	528,276,404	561,691,365
Net assets at end of year	$403,958,376	$528,276,404
Excess of distributions over net investment income	$ (268,879)	$(1,149,367)

Year ended December 31,
	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	36,625	403,806	469	5,000
Fund merger	1,645,029	21,781,166	—	—
Distributions reinvested	20,276	237,859	5	47
Redemptions	(174,449)	(2,030,429)	—	—
Net increase	1,527,481	20,392,402	474	5,047
Class 2 shares
Subscriptions	103,071	1,211,922	44,306	512,447
Fund merger	153,570	2,032,009	—	—
Distributions reinvested	2,560	30,210	14	151
Redemptions	(60,920)	(725,049)	(110)	(1,299)
Net increase	198,281	2,549,092	44,210	511,299
Class 3 Shares
Subscriptions	59,891	688,822	597,882	6,504,984
Distributions reinvested	532,529	6,327,022	726,618	7,376,259
Redemptions	(7,351,967)	(85,976,067)	(9,819,524)	(105,242,881)
Net decrease	(6,759,547)	(78,960,223)	(8,495,024)	(91,361,638)
Total net decrease	(5,033,785)	(56,018,729)	(8,450,340)	(90,845,292)

(a)	Class 1 and Class 2 shares are for the period from May 3, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

Financial Highlights

The accompanying Notes to Financial Statements are an integral part of this statement.

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$12.09	$10.67
Income from investment operations:
Net investment income	0.18	0.03
Net realized and unrealized gain (loss)	(1.66)	1.49
Total from investment operations	(1.48)	1.52
Less distributions to shareholders from:
Net investment income	(0.17)	(0.10)
Total distributions to shareholders	(0.17)	(0.10)
Net asset value, end of period	$10.44	$12.09
Total return	(12.37% )	14.47%
Ratios to average net assets(b)
Total expenses	1.01%	1.11%	(c)
Net investment income	1.56%	0.47%	(c)
Supplemental data
Net assets, end of period (in thousands)	$15,957	$6
Portfolio turnover	64%	76%

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$12.07	$10.67
Income from investment operations:
Net investment income (loss)	0.15	(0.09)
Net realized and unrealized gain (loss)	(1.64)	1.59
Total from investment operations	(1.49)	1.50
Less distributions to shareholders from:
Net investment income	(0.15)	(0.10)
Total distributions to shareholders	(0.15)	(0.10)
Net asset value, end of period	$10.43	$12.07
Total return	(12.51% )	14.24%
Ratios to average net assets(b)
Total expenses	1.27%	1.41%	(c)
Net investment income (loss)	1.29%	(1.15%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$2,529	$534
Portfolio turnover	64%	76%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	21

Financial Highlights (continued)

	Year ended Dec. 31,
	2011	2010	2009		2008	2007
Class 3
Per share data
Net asset value, beginning of period	$12.08	$10.77	$8.58		$14.71	$13.19
Income from investment operations:
Net investment income	0.16	0.08	0.14		0.27	0.13
Net realized and unrealized gain (loss)	(1.64)	1.38	2.19		(6.12)	1.53
Total from investment operations	(1.48)	1.46	2.33		(5.85)	1.66
Less distributions to shareholders from:
Net investment income	(0.16)	(0.15)	(0.14)		(0.28)	(0.14)
Total distributions to shareholders	(0.16)	(0.15)	(0.14)		(0.28)	(0.14)
Proceeds from regulatory settlement	—	—	0.00	(a)	—	—
Net asset value, end of period	$10.44	$12.08	$10.77		$8.58	$14.71
Total return	(12.42% )	13.89%	27.54%	(b)	(40.43% )	12.68%
Ratios to average net assets(c)
Total expenses	1.17%	1.13%	1.16%		1.15%	1.01%
Net investment income	1.33%	0.78%	1.57%		2.21%	0.94%
Supplemental data
Net assets, end of period (in thousands)	$385,473	$527,737	$561,691		$535,029	$1,195,213
Portfolio turnover	64%	76%	90%		61%	94%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

Notes to Financial Statements

December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – International Opportunity Fund (the Fund), formerly known as Threadneedle Variable Portfolio – International Opportunity Fund, a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Prior to April 25, 2011, the Trust was named RiverSource Variable Series Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	23

Notes to Financial Statements (continued)

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

24	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at December 31, 2011

	Asset derivatives		Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$—	Unrealized depreciation on forward foreign currency exchange contracts	$603

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$460,944

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(603)

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	356

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	25

Notes to Financial Statements (continued)

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Subaccounts

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed quarterly, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to Registered Investment Companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

26	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the management of the Funds. Day-to-day portfolio management of the Funds is provided by the Fund’s subadviser. See Subadvisory Agreement below. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. Prior to April 30, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class 3 share of the Fund and the annualized performance of the Lipper International Large-Cap Core Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $233,958 for the year ended December 31, 2011. The management fee for the year ended December 31, 2011 was 0.83% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA. Effective April 30, 2011, the PIA was terminated.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2011 was 0.08% of the Fund’s average daily net assets.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were $3,229.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	27

Notes to Financial Statements (continued)

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended December 31, 2011, these differences are primarily due to differing treatments foreign currency transactions, passive foreign investment company (PFIC) holdings, foreign tax credits and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,399,798
Accumulated net realized loss	(692,233)
Paid-in capital	(707,565)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended December 31,	2011	2010
Ordinary income	$6,595,091	$7,376,457
Long-term capital gain	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$56,978
Undistributed accumulated long-term gain	—
Accumulated realized loss	(170,995,970)
Unrealized appreciation	8,187,881

At December 31, 2011, the cost of investments for federal income tax purposes was $419,244,758 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$35,691,645
Unrealized depreciation	$(27,530,024)
Net unrealized appreciation	$8,161,621

The following capital loss carryforward, determined at December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2016	$21,999,405
2017	148,996,565
Total	$170,995,970

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Columbia Variable Portfolio – International Opportunity Fund acquired $7,961,140 of capital loss carryforward in connection with the Columbia International Fund, Variable Series merger (Note 10). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

28	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

For the year ended December 31, 2011, $36,082,915 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $310,549,481 and $379,726,493, respectively, for the year ended December 31, 2011.

Transactions to realign the Fund’s portfolio following the merger as described in Note 10 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $36,892,342 and $47,779,386, respectively.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At December 31, 2011, securities valued at $23,489,442 were on loan, secured by cash collateral of $24,583,765, (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2011 affiliated shareholder accounts owned 95.8% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	29

Notes to Financial Statements (continued)

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended December 31, 2011.

Note 10. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia International Fund, Variable Series (the acquired fund), a series of Columbia Funds Variable Insurance Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $551,874,369 and the combined net assets immediately after the acquisition were $575,687,544.

The merger was accomplished by a tax-free exchange of 18,483,906 shares of the acquired fund valued at $23,813,175 (including $5,602,247 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	1,645,029
Class 2	153,570

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $7.1 million, $40.5 million, $(107.0) million and $(59.4) million, respectively.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

30	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

The full impact of recent European events and the impact to the Euro is uncertain. As the Fund invests in European securities, their market values may be adversely impacted. At December 31, 2011, the Fund’s exposure to the Euro represented 23.8% of net assets.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or

COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	31

Notes to Financial Statements (continued)

its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Variable Portfolio – International Opportunity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – International Opportunity Fund (formerly known as Threadneedle VP – International Opportunity Fund) (the Fund) (one of the portfolios constituting the Columbia Funds Variable Series Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Variable Portfolio – International Opportunity Fund of the Columbia Funds Variable Series Trust II at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 17, 2012

COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	33

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended December 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	0.02%
Federal Taxes Paid	$388,521
Foreign Source Income	$4,328,903

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

34	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	35

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 —May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

36	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	37

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

38	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010;
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT	39

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

40	COLUMBIA VP – INTERNATIONAL OPPORTUNITY FUND — 2011 ANNUAL REPORT

Columbia VP – International Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Adviser, LLC.

©2012 Columbia Management Investment Advisers, LLC. All nights reserved.

S-6493 A (2/12)

Annual Report

Columbia Variable Portfolio  –  Large Cap Growth Fund

Annual Report for the Period Ended December 31, 2011

Columbia Variable Portfolio – Large Cap Growth Fund seeks to provide shareholders with long-term capital growth.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

Not FDIC insured ¡ No bank guarantee • May lose value

See the Fund’s prospectus for risks associated with investing in the Fund.

2	COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Variable Portfolio (VP) – Large Cap Growth Fund (the Fund) Class 3 shares declined 3.23% for the 12 months ended December 31, 2011.

>	The Fund underperformed its benchmark, the Russell 1000® Growth Index, which increased 2.64% for the same 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	10 years
Columbia VP — Large Cap Growth Fund
Class 1	-3.08%	-2.26%	+0.46%
Class 2	-3.38%	-2.45%	+0.28%
Class 3	-3.23%	-2.28%	+0.45%
Russell 1000 Growth Index (unmanaged)	+2.64%	+2.50%	+2.60%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the Fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT	3

Manager Commentary

Columbia Variable Portfolio (VP) – Large Cap Growth Fund (the Fund) Class 3 shares declined 3.23% for the 12 months ended December 31, 2011. The Fund underperformed its benchmark, the Russell 1000® Growth Index (Russell Index), which increased 2.64% for the same 12-month period.

Significant performance factors

Much like the overall equity market, the Fund got off to a good start in the early part of the year with good stock performance, but faced a tougher environment in the latter part of the year. Most of the Fund’s underperformance of the Russell Index coincided with the outperformance of defensive stocks in the second half. Amid mounting concerns about Europe’s situation, economic slowing in China and Brazil and U.S. debt ceiling debates, stocks with lower valuations and higher dividend yields, as well as stocks in more defensive sectors like utilities, health care and consumer staples, generally performed better. These are not areas we typically emphasize, given the Fund’s growth-oriented investment strategy.

Sectors that detracted most from the Fund’s performance relative to the Russell Index were technology, financials and energy. Select stocks in the health care and consumer discretionary sectors added to relative performance. We generally keep individual sector weightings similar to the corresponding sector of the Russell Index; therefore, in all sectors, stock selection was primarily responsible for performance relative to the Russell Index.

In the technology sector, investors generally preferred established companies with high yields and defensive business characteristics. An example would be IBM, which performed well throughout the year, but where the Fund had a relatively smaller position because IBM isn’t really a growth stock. As investors migrated to defensive stocks, they ran away from stocks with stronger growth characteristics, typically the type of company in the Fund’s portfolio. These included some software stocks whose valuations declined even though the companies met or exceeded earnings expectations, including Red Hat, TIBCO Software and Salesforce.com, all of which detracted from the Fund’s relative return. Oracle is another software holding that detracted; however, that stock declined due to an earnings shortfall late in the year.

Additional technology detractors came from the communications equipment industry, where slower spending by telecommunications providers compounded the already difficult environment. Juniper Networks and Ciena missed their earnings numbers and the stocks declined as a result. We should note that we sold Ciena and Juniper Networks when we believed their investment theses were no longer working in our favor, thus avoiding the stocks’ potential subsequent losses.

SECTOR BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	14.7%
Consumer Staples	8.4
Energy	10.6
Financials	3.8
Health Care	12.8
Industrials	12.1
Information Technology	30.8
Materials	4.1
Telecommunication Services	1.4
Other(2)	1.3

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

4	COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT

TOP TEN HOLDINGS(1) (at December 31, 2011)
Apple, Inc.	5.1%
Google, Inc., Class A	4.1
QUALCOMM, Inc.	2.7
EMC Corp.	2.3
Philip Morris International, Inc.	2.3
Accenture PLC, Class A	2.2
Tyco International Ltd.	2.0
Mastercard, Inc., Class A	1.9
Amazon.com, Inc.	1.8
Biogen Idec, Inc.	1.7

(1)	Percentages indicated are based upon total investments (excluding investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any securities.

In financials, the Fund’s underperformance stemmed mainly from our avoidance of real estate investment trusts (REITs), which advanced sharply for the year. These stocks are primarily dividend-driven rather than growth-oriented, making them less suitable for this Fund, but very appealing to investors in the risk-averse environment of 2011. The Fund’s holdings of JP Morgan Chase & Co. also detracted. The stock performed poorly as many areas of the financial industry weakened during the year – trading, underwriting and mergers and acquisitions were down significantly.

In the energy sector, the dynamic was quite similar to technology and financials. Despite energy prices staying relatively high, we think investors preferred the safety and security of the big integrated oil and gas companies. The Fund had a larger weighting in Chevron than the Russell Index, which added to relative return. However, this did not make up for having an underweight in Exxon Mobil (where the Russell Index has a very large weighting). Other stocks that we held instead of having a larger allocation to Exxon Mobil didn’t perform as well. Peabody Energy is a large international coal company that underperformed in the second half as coal prices fell in tandem with natural gas prices. Oils services stock Halliburton underperformed due to concern about falling equipment utilization and dayrates (the per-day payment a drilling contractor receives from an oil company).

Materials was a sector that performed very well for the Fund. Both stock selection and having a smaller weighting than the Russell Index added to relative return. Materials is a relatively small sector of the Russell Index, but the Fund benefited from the strong performance of Praxair, a high quality manufacturer of industrial gases.

Several consumer discretionary holdings had positive effects on results relative to the Russell Index. A key theme in the consumer discretionary position is an emphasis on companies that sell to upscale consumers who have been less affected by the difficult economy. Coffee retailer Starbucks and women’s yoga attire maker Lululemon Athletica, two holdings that exemplify this theme, were notable contributors for the year.

The Fund also had notable individual contributors in the health care sector, including biotechnology stocks Biogen Idec and Alexion Pharmaceuticals. Both benefited from success with existing products and a pipeline of upcoming products. Specialty pharmaceuticals company Allergan added to relative return as well. The company benefited from favorable trends in its core products such as BOTOX®.

COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

Changes to the Fund’s portfolio

Over the course of the year, we reduced the number of individual holdings in the Fund as market volatility gave us opportunities to consolidate assets into stocks with better reward/risk potential and where we had greater confidence. As of year end, the Fund had an overweight in health care. This is a function of our bottom-up stock selection, particularly enthusiasm about select companies in the biotechnology area. Conversely, the Fund’s consumer staples weighting was smaller than that of the Russell Index.

John Wilson Portfolio Manager	Peter Deininger Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

6	COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT

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COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT	7

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia VP – Large Cap Growth Fund Class 3 shares (from 1/1/02 to 12/31/11) as compared to the performance of the Russell 1000® Growth Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	5 years	10 years
Columbia VP — Large Cap Growth Fund Class 3
Class 3	Cumulative value of $10,000	$9,677	$8,909	$10,457
	Average annual total return	-3.23%	-2.28%	+0.45%
Russell 1000® Growth Index(1)
	Cumulative value of $10,000	$10,264	$11,314	$12,921
	Average annual total return	+2.64%	+2.50%	+2.60%

Results for other share classes can be found on page 3

8	COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT

(1)

The Russell 1000® Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT	9

Fund Expense Example

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2011 – December 31, 2011

	Account Value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	906.70	1,021.21	3.68	3.90	0.77%
Class 2	1,000.00	1,000.00	905.10	1,019.70	5.11	5.42	1.07%
Class 3	1,000.00	1,000.00	905.30	1,020.61	4.25	4.51	0.89%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

10	COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Variable Portfolio – Large Cap Growth Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.8%
CONSUMER DISCRETIONARY 14.8%
Hotels, Restaurants & Leisure 2.7%
Las Vegas Sands Corp.(a)	78,046	$3,334,905
Starbucks Corp.(b)	67,384	3,100,338

Total		6,435,243
Internet & Catalog Retail 4.0%
Amazon.com, Inc.(a)	25,073	4,340,136
Expedia, Inc.	71,324	2,069,823
priceline.com, Inc.(a)	5,009	2,342,760
TripAdvisor, Inc.(a)(b)	34,968	881,543

Total		9,634,262
Media 3.3%
Comcast Corp., Class A	119,006	2,821,632
DISH Network Corp., Class A	79,754	2,271,394
Viacom, Inc., Class B	61,077	2,773,507

Total		7,866,533
Multiline Retail 2.6%
Macy’s, Inc.	100,942	3,248,314
Target Corp.	57,242	2,931,935

Total		6,180,249
Specialty Retail 1.8%
Abercrombie & Fitch Co., Class A(b)	23,038	1,125,176
TJX Companies, Inc.	51,491	3,323,744

Total		4,448,920
Textiles, Apparel & Luxury Goods 0.4%
Fossil, Inc.(a)(b)	12,381	982,556
TOTAL CONSUMER DISCRETIONARY		35,547,763
CONSUMER STAPLES 8.4%
Food & Staples Retailing 2.0%
Costco Wholesale Corp.	39,398	3,282,641
Whole Foods Market, Inc.(b)	22,141	1,540,571

Total		4,823,212
Food Products 1.7%
Hershey Co. (The)(b)	45,605	2,817,477
Mead Johnson Nutrition Co.	18,778	1,290,612

Total		4,108,089
Personal Products 1.4%
Estee Lauder Companies, Inc. (The), Class A	31,460	3,533,587
Tobacco 3.3%
Lorillard, Inc.	20,924	2,385,336
Philip Morris International, Inc.	70,060	5,498,309

Total		7,883,645
TOTAL CONSUMER STAPLES		20,348,533
ENERGY 10.6%
Energy Equipment & Services 3.3%
Halliburton Co.	101,973	3,519,088
Nabors Industries Ltd.(a)(c)	83,625	1,450,057
National Oilwell Varco, Inc.	44,942	3,055,607

Total		8,024,752

Issuer	Shares	Value
Common Stocks (continued)
ENERGY (cont.)
Oil, Gas & Consumable Fuels 7.3%
Anadarko Petroleum Corp.	30,631	$2,338,064
Apache Corp.	37,156	3,365,591
Chevron Corp.	37,178	3,955,739
Continental Resources, Inc.(a)(b)	34,026	2,269,875
Kinder Morgan Management LLC(a)(d)	1,381	1
Occidental Petroleum Corp.	31,980	2,996,526
Southwestern Energy Co.(a)	78,215	2,498,187

Total		17,423,983
TOTAL ENERGY		25,448,735
FINANCIALS 3.8%
Capital Markets 0.6%
BlackRock, Inc.	8,398	1,496,860
Commercial Banks 0.8%
Fifth Third Bancorp	149,553	1,902,314
Diversified Financial Services 1.3%
Citigroup, Inc.	51,983	1,367,673
IntercontinentalExchange, Inc.(a)	15,301	1,844,535

Total		3,212,208
Real Estate Investment Trusts (REITs) 1.1%
Digital Realty Trust, Inc.(b)	19,580	1,305,399
Simon Property Group, Inc.	9,480	1,222,351

Total		2,527,750
TOTAL FINANCIALS		9,139,132
HEALTH CARE 12.8%
Biotechnology 3.5%
Alexion Pharmaceuticals, Inc.(a)	24,788	1,772,342
Alkermes PLC(a)(b)(c)	69,269	1,202,510
Biogen Idec, Inc.(a)	37,269	4,101,454
Vertex Pharmaceuticals, Inc.(a)(b)	38,621	1,282,603

Total		8,358,909
Health Care Equipment & Supplies 1.1%
Covidien PLC(c)	60,002	2,700,690
Health Care Providers & Services 3.4%
Cardinal Health, Inc.	61,130	2,482,489
CIGNA Corp.	46,352	1,946,784
Express Scripts, Inc.(a)(b)	81,830	3,656,983

Total		8,086,256
Health Care Technology 0.8%
Cerner Corp.(a)(b)	32,788	2,008,265
Life Sciences Tools & Services —%
Life Technologies Corp.(a)	1,631	63,462
Pharmaceuticals 4.0%
Allergan, Inc.	35,205	3,088,887
Johnson & Johnson	42,975	2,818,300
Teva Pharmaceutical Industries Ltd., ADR(c)	44,486	1,795,455
Watson Pharmaceuticals, Inc.(a)	32,248	1,945,844

Total		9,648,486
TOTAL HEALTH CARE		30,866,068

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT	11

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Cap Growth Fund

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS 12.1%
Construction & Engineering 1.0%
KBR, Inc.	87,587	$2,441,050
Electrical Equipment 1.3%
Rockwell Automation, Inc.(b)	41,174	3,020,936
Industrial Conglomerates 2.0%
Tyco International Ltd.(c)	104,088	4,861,950
Machinery 4.5%
Cummins, Inc.	19,883	1,750,102
Dover Corp.	67,583	3,923,193
Pall Corp.	46,373	2,650,217
Parker Hannifin Corp.	32,110	2,448,387

Total		10,771,899
Road & Rail 3.3%
JB Hunt Transport Services, Inc.(b)	74,655	3,364,701
Kansas City Southern(a)(b)	18,834	1,280,900
Union Pacific Corp.	32,294	3,421,227

Total		8,066,828
TOTAL INDUSTRIALS		29,162,663
INFORMATION TECHNOLOGY 30.8%
Communications Equipment 2.7%
QUALCOMM, Inc.	119,025	6,510,668
Computers & Peripherals 7.9%
Apple, Inc.(a)	29,790	12,064,950
EMC Corp.(a)	256,614	5,527,465
NCR Corp.(a)	80,082	1,318,150

Total		18,910,565
Internet Software & Services 5.3%
eBay, Inc.(a)	103,744	3,146,555
Google, Inc., Class A(a)	15,013	9,696,897

Total		12,843,452
IT Services 6.1%
Accenture PLC, Class A(c)	99,715	5,307,829
Alliance Data Systems Corp.(a)(b)	20,099	2,087,080
Mastercard, Inc., Class A	11,991	4,470,485
Teradata Corp.(a)	57,394	2,784,183

Total		14,649,577
Semiconductors & Semiconductor Equipment 3.7%
Analog Devices, Inc.	87,316	3,124,167
Novellus Systems, Inc.(a)	58,432	2,412,657
Texas Instruments, Inc.	119,161	3,468,777

Total		9,005,601
Software 5.1%
Check Point Software Technologies Ltd.(a)(c)	45,532	2,392,251
Microsoft Corp.	138,496	3,595,356
Nuance Communications, Inc.(a)	47,949	1,206,397
Oracle Corp.	111,594	2,862,386
Salesforce.com, Inc.(a)(b)	22,011	2,233,236

Total		12,289,626
TOTAL INFORMATION TECHNOLOGY		74,209,489

Issuer	Shares	Value
Common Stocks (continued)
MATERIALS 4.1%
Chemicals 3.7%
Celanese Corp., Class A	53,310	$2,360,033
PPG Industries, Inc.	30,212	2,522,400
Praxair, Inc.	38,299	4,094,163

Total		8,976,596
Metals & Mining 0.4%
Allegheny Technologies, Inc.	18,051	862,838
TOTAL MATERIALS		9,839,434
TELECOMMUNICATION SERVICES 1.4%
Wireless Telecommunication Services 1.4%
American Tower Corp., Class A	58,092	3,486,101
TOTAL TELECOMMUNICATION SERVICES		3,486,101
Total Common Stocks
(Cost: $220,680,961)		$238,047,918

	Shares	Value
Money Market Funds 1.3%
Columbia Short-Term Cash Fund, 0.141%(e)(f)	3,085,176	$3,085,176
Total Money Market Funds
(Cost: $3,085,176)		$3,085,176

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 9.1%
Repurchase Agreements 9.1%
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $10,000,111,(g)
	0.100%	$10,000,000	$10,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $5,000,078,(g)
	0.140%	5,000,000	5,000,000
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $6,826,304,(g)
	0.080%	6,826,244	6,826,244

Total			21,826,244
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $21,826,244)			$21,826,244
Total Investments
(Cost: $245,592,381)			$262,959,338
Other Assets & Liabilities, Net			(22,108,497)
Net Assets			$240,850,841

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At December 31, 2011, security was partially or fully on loan.

(c)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $19,710,742 or 8.18% of net assets.

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2011 was $1, representing 0.00% of net assets. Information concerning such security holdings at December 31, 2011 was as follows:

Security Description	Acquisition Dates	Cost
Kinder Morgan Management LLC	12/19/03 – 01/18/05	$—

(e)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(f)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning cost	Purchase cost	Sales cost/ proceeds from sales	Realized gain/loss	Ending cost	Dividends or interest income	Value
Columbia Short-Term Cash Fund	$1,551,886	$85,443,004	$(83,909,714)	$—	$3,085,176	$4,407	$3,085,176

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$5,051,567
Ginnie Mae I Pool	2,503,071
Ginnie Mae II Pool	2,645,362
Total Market Value of Collateral Securities	$10,200,000

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$1,296,707
Fannie Mae REMICS	472,800
Fannie Mae Whole Loan	1,563
Fannie Mae-Aces	5,738
Federal Farm Credit Bank	44,037
Federal Home Loan Banks	49,667
Federal Home Loan Mortgage Corp	39,546
Federal National Mortgage Association	82,047
Freddie Mac Gold Pool	557,082
Freddie Mac Non Gold Pool	167,081
Freddie Mac Reference REMIC	13
Freddie Mac REMICS	377,149
Ginnie Mae I Pool	648,801
Ginnie Mae II Pool	869,203
Government National Mortgage Association	213,316
United States Treasury Bill	8,031
United States Treasury Note/Bond	260,701
United States Treasury Strip Coupon	6,518
Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT	13

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Portfolio of Investments (continued)

Societe Generale (0.080%)

Security description	Value
Fannie Mae REMICS	$2,103,720
Freddie Mac REMICS	739,871
Government National Mortgage Association	4,119,178
Total Market Value of Collateral Securities	$6,962,769

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Large Cap Growth Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Cap Growth Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$35,547,763	$—	$—	$35,547,763
Consumer Staples	20,348,533	—	—	20,348,533
Energy	25,448,734	1	—	25,448,735
Financials	9,139,132	—	—	9,139,132
Health Care	30,866,068	—	—	30,866,068
Industrials	29,162,663	—	—	29,162,663
Information Technology	74,209,489	—	—	74,209,489
Materials	9,839,434	—	—	9,839,434
Telecommunication Services	3,486,101	—	—	3,486,101
Total Equity Securities	238,047,917	1	—	238,047,918
Other
Money Market Funds	3,085,176	—	—	3,085,176
Investments of Cash Collateral Received for Securities on Loan	—	21,826,244	—	21,826,244
Total Other	3,085,176	21,826,244	—	24,911,420
Total	$241,133,093	$21,826,245	$—	$262,959,338

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2011
Assets
Investments, at value*
Unaffiliated issuers (identified cost $220,680,961)	$238,047,918
Affiliated issuers (identified cost $3,085,176)	3,085,176
Investment of cash collateral received for securities on loan Repurchase agreements (identified cost $21,826,244)	21,826,244

Total investments (identified cost $245,592,381)	262,959,338
Receivable for:
Capital shares sold	3,719
Dividends	177,575
Interest	1,889
Reclaims	34,328
Expense reimbursement due from Investment Manager	31,100
Prepaid expense	9,557
Trustees’ deferred compensation plan	27,980

Total assets	263,245,486

Liabilities
Due upon return of securities on loan	21,826,244
Payable for:
Capital shares purchased	293,328
Investment management fees	142,128
Distribution fees	21,263
Transfer agent fees	12,010
Administration fees	12,010
Other expenses	59,682
Trustees’ deferred compensation plan	27,980

Total liabilities	22,394,645

Net assets applicable to outstanding capital stock	$240,850,841

Represented by
Partners’ capital	$240,850,841

Total — representing net assets applicable to outstanding capital stock	$240,850,841

*Value of securities on loan	$21,223,269

Net assets applicable to outstanding shares
Class 1	$44,092,059
Class 2	$7,906,528
Class 3	$188,852,254
Shares outstanding
Class 1	6,672,653
Class 2	1,201,659
Class 3	28,606,740
Net asset value per share
Class 1	$6.61
Class 2	$6.58
Class 3	$6.60

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT	17

Statement of Operations

Year ended December 31, 2011
Net investment income
Income:
Dividends	$2,919,519
Dividends from affiliates	4,407
Income from securities lending — net	24,679
Foreign taxes withheld	(12,631)
Total income	2,935,974
Expenses:
Investment management fees	1,776,859
Distribution fees
Class 2	14,116
Class 3	271,552
Transfer agent fees
Class 1	19,038
Class 2	3,379
Class 3	130,340
Administration fees	152,758
Compensation of board members	11,930
Custodian fees	21,146
Printing and postage fees	64,374
Professional fees	30,620
Chief compliance officer expenses	42
Other	9,187
Total expenses	2,505,341
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(211,239)
Total net expenses	2,294,102
Net investment income	641,872
Realized and unrealized gain (loss) – net
Net realized gain (loss) on:
Investments	22,433,441
Net realized gain	22,433,441
Net change in unrealized appreciation (depreciation) on:
Investments	(36,648,291)
Foreign currency translations	(257)
Net change in unrealized depreciation	(36,648,548)
Net realized and unrealized loss	(14,215,107)
Net decrease in net assets from operations	$(13,573,235)

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2011	2011	2010(a)
Operations
Net investment income	$641,872	$778,187
Net realized gain	22,433,441	38,467,467
Net change in unrealized depreciation	(36,648,548)	(3,667,235)
Net increase (decrease) in net assets resulting from operations	(13,573,235)	35,578,419
Increase (decrease) in net assets from share transactions	20,933,627	(42,491,598)
Total increase (decrease) in net assets	7,360,392	(6,913,179)
Net assets at beginning of year	233,490,449	240,403,628
Net assets at end of year	$240,850,841	$233,490,449

Year ended Dec. 31,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	176,322	1,277,429	789	5,000
Fund merger	7,273,180	54,764,794	–	–
Redemptions	(777,638)	(5,364,332)	–	–
Net increase	6,671,864	50,677,891	789	5,000
Class 2 shares
Subscriptions	175,215	1,209,414	48,386	304,874
Fund merger	1,137,310	8,542,419	–	–
Redemptions	(157,827)	(1,085,793)	(1,425)	(9,064)
Net increase	1,154,698	8,666,040	46,961	295,810
Class 3 Shares
Subscriptions	194,766	1,366,110	652,560	3,847,465
Redemptions	(5,765,203)	(39,776,414)	(7,775,094)	(46,639,873)
Net increase	(5,570,437)	(38,410,304)	(7,122,534)	(42,792,408)
Total net increase (decrease)	2,256,125	20,933,627	(7,074,784)	(42,491,598)

(a)	Class 1 and Class 2 shares are for the period from May 3, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT	19

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$6.82	$6.34
Income from investment operations:
Net investment income	0.03	0.02
Net realized and unrealized gain (loss)	(0.24)	0.46
Total from investment operations	(0.21)	0.48
Net asset value, end of period	$6.61	$6.82
Total return	(3.08% )	7.57%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.89%	0.83%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.77%	0.83%	(c)
Net investment income	0.51%	0.60%	(c)
Supplemental data
Net assets, end of period (in thousands)	$44,092	$5
Portfolio turnover	104%	152%

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$6.81	$6.34
Income from investment operations:
Net investment income	0.02	0.02
Net realized and unrealized gain (loss)	(0.25)	0.45
Total from investment operations	(0.23)	0.47
Net asset value, end of period	$6.58	$6.81
Total return	(3.38% )	7.41%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.15%	1.09%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.02%	1.09%	(c)
Net investment income	0.26%	0.50%	(c)
Supplemental data
Net assets, end of period (in thousands)	$7,907	$320
Portfolio turnover	104%	152%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT

	Year ended Dec. 31,
	2011	2010	2009	2008	2007
Class 3
Per share data
Net asset value, beginning of period	$6.82	$5.82	$4.25	$7.65	$7.50
Income from investment operations:
Net investment income (loss)	0.01	0.02	0.03	0.10	0.08
Net realized and unrealized gain (loss)	(0.23)	0.98	1.54	(3.48)	0.15
Total from investment operations	(0.22)	1.00	1.57	(3.38)	0.23
Less distributions to shareholders from:
Net investment income	—	—	—	(0.02)	(0.08)
Total distributions to shareholders	—	—	—	(0.02)	(0.08)
Net asset value, end of period	$6.60	$6.82	$5.82	$4.25	$7.65
Total return	(3.23% )	17.16%	37.00%	(44.35% )	3.07%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.99%	0.93%	0.80%	0.75%	0.89%
Net expenses after fees waived or expenses reimbursed(b)	0.92%	0.93%	0.80%	0.75%	0.89%
Net investment income	0.21%	0.34%	0.71%	1.36%	1.01%
Supplemental data
Net assets, end of period (in thousands)	$188,852	$233,165	$240,404	$275,348	$627,286
Portfolio turnover	104%	152%	152%	150%	116%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT	21

Notes to Financial Statements

December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – Large Cap Growth Fund (the Fund), formerly known as Seligman Variable Portfolio –Growth Fund, a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Prior to April 25, 2011, the Trust was named RiverSource Variable Series Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

22	COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT	23

Notes to Financial Statements (continued)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective April 30, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. Prior to April 30, 2011, the rates were an annual fee that declined from 0.600% to 0.375% as assets increased. Also, prior to April 30, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class 3 share of the Fund and the annualized performance of the Lipper Large-Cap Growth Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $54,555 for the year ended December 31, 2011. The effective management fee rate for the year ended December 31, 2011 was 0.70% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA. Effective April 30, 2011, the PIA was terminated.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average

24	COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT

daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2011 was 0.06% of the Fund’s average daily net assets.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including, Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

For the year ended December 31, 2011, there were no expenses incurred for these particular items.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective April 30, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates as a percentage of the class’ average daily net assets:

Class 1	0.765%
Class 2	1.015
Class 3	0.890

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to April 30, 2011, there was no contractual limitation.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $261,894,632 and $304,820,219, respectively, for the year ended December 31, 2011.

COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT	25

Notes to Financial Statements (continued)

Note 5. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At December 31, 2011, securities valued at $21,223,269 were on loan, secured by cash collateral of $21,826,244 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2011, one unaffiliated shareholder account indirectly owned 17.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholder accounts indirectly owned 79.1% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

26	COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended December 31, 2011.

Note 9. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Large Cap Growth Fund, Variable Series (the acquired fund), a series of Columbia Funds Variable Insurance Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $244,494,303 and the combined net assets immediately after the acquisition were $307,801,516.

The merger was accomplished by a tax-free exchange of 1,979,922 shares of the acquired fund valued at $63,307,213 (including $13,585,216 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	7,273,180
Class 2	1,137,310

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward. The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $0.7 million, $26.4 million, $(34.5) million and $(7.4) million, respectively.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the

COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT	27

Notes to Financial Statements (continued)

District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28	COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Variable Portfolio – Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Large Cap Growth Fund (formerly known as Seligman VP – Growth Fund) (the Fund) (one of the portfolios constituting the Columbia Funds Variable Series Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Large Cap Growth Fund of the Columbia Funds Variable Series Trust II at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 17, 2012

COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT	29

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations Funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

30	COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 —May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT	31

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

32	COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT	33

Board Members and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 – April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003 – May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002 – September 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 – April 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010 – March 2011

34	COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010;
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT	35

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

36	COLUMBIA VP – LARGE CAP GROWTH FUND — 2011 ANNUAL REPORT

Columbia VP – Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Adviser, LLC.

©2012 Columbia Management Investment Advisers, LLC. All nights reserved.

S-6464 A (2/12)

Annual Report

Columbia Variable Portfolio – Diversified Equity Income Fund

Annual Report for the Period Ended December 31, 2011

Columbia Variable Portfolio – Diversified Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

Not FDIC insured ¡ No bank guarantee • May lose value

See the Fund’s prospectus for risks associated with investing in the Fund.

2	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Variable Portfolio (VP) – Diversified Equity Income Fund (the Fund) Class 3 shares fell 5.01% for the 12 months ended December 31, 2011.

>	The Fund underperformed its benchmark, the Russell 1000® Value Index, which increased 0.39% for the period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	10 years
Columbia VP – Diversified Equity Income Fund Class 1	-4.85%	-1.82%	+5.30%
Class 2	-5.09%	-2.01%	+5.13%
Class 3	-5.01%	-1.88%	+5.27%
Russell 1000® Value Index (unmanaged)	+0.39%	-2.64%	+3.89%

(See ‘‘The Fund’s Long-term Performance’’ for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	3

Manager Commentary

Effective May 2, 2011, RiverSource Variable Portfolio (VP) – Diversified Equity Income Fund was re-named Columbia VP – Diversified Equity Income Fund.

As of Dec. 31, 2011, approximately 56% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that Columbia VP – Diversified Equity Income Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 20, Class 1 capital stock activity for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, Columbia VP – Diversified Equity Income Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 10 and 26.

Columbia VP – Diversified Equity Income Fund (the Fund) Class 3 shares fell 5.01% for the 12 months ended December 31, 2011. The Fund underperformed its benchmark, the Russell 1000® Value Index (Russell Index), which increased 0.39% for the period.

Significant performance factors

The U.S. equity markets generated rather flat returns for 2011, but such returns mask what was a year characterized by frequent bouts of dramatic volatility. Such significant volatility was driven primarily by shifting sentiment toward U.S. economic activity and the potential impact of international economies on the U.S. optimism early in the year for a continued economic recovery gave way to deep concerns about deteriorating U.S. economic data, persistent sovereign debt crises in Europe and the possibility of a hard landing for China’s economy. During the year, the U.S. equity markets also faced several other exogenous challenges, including the Arab spring, the Japanese natural and nuclear disasters and the massive flooding in Thailand. The third quarter of 2011 was particularly challenging, as these factors, along with political paralysis in Washington D.C. and an unprecedented downgrade of U.S. sovereign debt by Standard & Poor’s, caused investor risk aversion to heighten such that the U.S. equity markets experienced their worst quarter since the fourth quarter of 2008. In the last months of 2011, U.S. equities rebounded strongly on better than anticipated U.S. economic data in the important labor, housing and manufacturing markets, which more than offset the impact of vacillating hope and then disappointment surrounding October and December meetings held by key players in an effort to find solutions to the European sovereign debt crisis.

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Stocks	97.2%
Consumer Discretionary	11.9
Consumer Staples	9.7
Energy	15.0
Financials	10.7
Health Care	10.5
Industrials	13.6
Information Technology	12.2
Materials	3.1
Telecommunication Services	5.9
Utilities	4.6
Convertible Bonds	0.1
Other(2)	2.7

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) The Fund’s portfolio composition is subject to change.

(2)	Includes investments in an affiliated money market fund.

4	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

TOP TEN HOLDINGS(1) (at December 31, 2011)
Lorillard, Inc.	3.5%
Exxon Mobil Corp.	3.1
Microsoft Corp.	2.9
Chevron Corp.	2.9
XL Group PLC	2.4
AT&T, Inc.	2.3
JPMorgan Chase & Co.	2.3
Mastercard, Inc., Class A	2.2
Pfizer, Inc.	2.2
Ford Motor Co.	2.2

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents.)

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.’’

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any securities.

As a flight to quality dominated the year overall, there was a major bifurcation in the U.S. equity markets. Traditionally defensive sectors, most notably utilities, health care and consumer staples, performed best within the Russell Index on a relative basis for the annual period overall. The more cyclical, economically-sensitive sectors, including financials, materials and information technology, were the weakest performers in the Russell Index during the annual period.

The Fund underperformed the Russell Index due primarily to stock selection. Sector allocation overall also detracted from the Fund’s results but to a more modest degree.

Stock selection in the energy sector negatively impacted the Fund’s annual results most, more than offsetting the positive contribution made by having a significant allocation to the relatively strong performing sector. Stock selection was especially challenging in the exploration and production and the oilfield services industries. Apache and Newfield Exploration, exploration and production companies, were particular disappointments. The former was impacted primarily by its investments in Egypt and the latter by its announcement that it would not meet production targets. Among the Fund’s oilfield services holdings, McDermott International and Halliburton were poor performers, impacted not by any company-specific fundamentals but more by a general anticipation of reduced demand.

The Fund’s results were also hurt by having only a modest allocation to health care, which was among the strongest performing sectors within the Russell Index during the annual period. In particular, having only a modest exposure to the pharmaceuticals industry detracted from returns as this was one of the better performing areas of the sector. Within pharmaceuticals, the Fund’s position in Novartis detracted from returns most. Several positions in the life sciences industry also disappointed. These included Thermo Fisher Scientific, Agilent Technologies and Life Technologies.

In materials, the second worst performer in the Russell Index during the annual period, having a sizable allocation to the sector and industry and stock selection detracted from returns. The Fund had an emphasis on the metals and mining and chemicals industries, which both were weak overall. Within metals and mining, a significant position in Freeport-McMoRan Copper & Gold hurt, as the mining company was impacted by declining copper prices and ongoing concerns over slowing global economic growth, in particular, slowing demand in China. In the chemicals industry, sizable positions in Dow Chemical and Huntsman hampered results. Shares of each of these chemical companies fell on concerns regarding pricing power in the face of slower end demand.

Industry and stock selection in the consumer discretionary sector further detracted from the Fund’s results during the annual period, more than outweighing the boost provided by having a modestly greater allocation to the strongly-performing sector than the Russell Index. Specifically, greater exposure to the leisure and the auto and auto parts industries hurt. In the leisure industry, a significant holding in the cruise line operator Carnival, hurt the Fund’s relative performance. In the auto and auto parts industry, a sizable position in automobile manufacturer Ford Motor hindered results.

COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

On the positive side, stock selection in the consumer staples and information technology sectors proved effective, more than offsetting the detracting impact of weightings to these sectors. In consumer staples, a significant exposure to the tobacco industry contributed most positively to the Fund’s results, with positions in Lorillard, Philip Morris International and Altria Group each adding value. Shares of these companies rose in large part on their comparatively defensive characteristics.

In information technology, an emphasis on the services industries boosted results most. In particular, sizable positions in global payment solutions provider MasterCard and computer solutions provider International Business Machines (IBM) benefited the Fund during the annual period. Shares of MasterCard advanced as the company’s volumes held up better than anticipated even in the face of a slowing economy. Shares of IBM advanced as the company issued good earnings reports and as it remains a major blue-chip name and thus considered among the more recession-resistant companies within the sector. Additionally, timing of our trades during the annual period in Hewlett-Packard and Apple proved especially prudent, contributing positively to the Fund’s results.

Changes to the Fund’s portfolio

Through the annual period, we increased the Fund’s positions in the consumer staples and consumer discretionary sectors. In consumer staples, we initiated new Fund positions in Kimberly-Clark, Kraft Foods and Philip Morris International. In consumer discretionary, we added to the Fund’s position in Ford Motor and established new Fund positions in automotive systems provider Johnson Controls and fast-food retail giant McDonald’s.

We correspondingly reduced the Fund’s positions in the financials and industrials sectors. In financials, we reduced the Fund’s holdings in XL Group, ACE, Bank of America and Goldman Sachs and eliminated its position in Morgan Stanley. In industrials, we reduced the Fund’s positions in Siemens and Deere & Co. and sold the Fund’s holdings in Emerson Electric, Ingersoll-Rand and 3M.

In the health care sector, we eliminated the Fund’s position in Life Technologies and established new positions in UnitedHealth Group and Johnson & Johnson. In the energy sector, we sold the Fund’s holding in Schlumberger and initiated a new Fund position in Occidental Petroleum.

Laton Spahr, CFA®	Steve Schroll	Paul Stocking
Portfolio Manager	Portfolio Manager	Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

6	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

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COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	7

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia VP – Diversified Equity Income Fund Class 3 share (from 1/1/02 to 12/31/11) as compared to the performance of the Russell 1000® Value Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

		1 year	5 years	10 years
Columbia VP – Diversified Equity Income Fund Class 3
Class 3	Cumulative value of $10,000	$9,499	$9,095	$16,706
	Average annual total return	-5.01%	-1.88%	+5.27%
Russell 1000® Value Index(1)
	Cumulative value of $10,000	$10,039	$8,750	$14,652
	Average annual total return	+0.39%	-2.64%	+3.89%

Results for other share classes can be found on page 3.

8	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA VP — DIVERSIFIED EQUITY INCOME FUND

$25,000
$20,000
$15,000
$10,000
$5,000
01/01/02
12/02
12/03
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
$16,706
$14,652
Columbia VP — Diversified Equity Income Fund Class 3 ($16,706)
Russell 1000® Value Index(1) ($14,652)

(1)

The Russell 1000® Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	9

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	906.10	1,021.56	3.34	3.55	0.70
Class 2	1,000.00	1,000.00	905.00	1,020.31	4.54	4.81	0.95
Class 3	1,000.00	1,000.00	905.20	1,020.91	3.96	4.20	0.83

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

10	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Variable Portfolio – Diversified Equity Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 97.1%
CONSUMER DISCRETIONARY 11.9%
Auto Components 1.1%
Johnson Controls, Inc.	1,054,584	$32,966,296
Automobiles 2.1%
Ford Motor Co.(a)(b)	5,822,129	62,646,108
Hotels, Restaurants & Leisure 2.1%
Carnival Corp.(c)	1,029,658	33,608,037
McDonald’s Corp.	284,325	28,526,327

Total		62,134,364
Household Durables 0.3%
Lennar Corp., Class A(b)	442,600	8,697,090
Media 2.2%
Comcast Corp., Class A(b)	523,525	12,412,778
Regal Entertainment Group, Class A(b)	1,222,394	14,595,384
Time Warner, Inc.(b)	268,120	9,689,857
Viacom, Inc., Class B	281,730	12,793,359
Walt Disney Co. (The)(b)	439,887	16,495,763

Total		65,987,141
Multiline Retail 2.7%
Macy’s, Inc.(b)	822,088	26,454,792
Target Corp.	1,033,503	52,936,023

Total		79,390,815
Specialty Retail 1.4%
Home Depot, Inc. (The)(b)	997,994	41,955,668
TOTAL CONSUMER DISCRETIONARY		353,777,482
CONSUMER STAPLES 9.6%
Food & Staples Retailing 1.5%
CVS Caremark Corp.	275,197	11,222,533
Wal-Mart Stores, Inc.(b)	572,413	34,207,401

Total		45,429,934
Food Products 1.7%
Kraft Foods, Inc., Class A	664,534	24,826,990
Sara Lee Corp.	471,112	8,913,439
Unilever NV(c)	494,643	17,000,880

Total		50,741,309
Household Products 0.8%
Kimberly-Clark Corp.(b)	321,044	23,615,997
Tobacco 5.6%
Altria Group, Inc.	918,653	27,238,061
Lorillard, Inc.(b)	895,767	102,117,438
Philip Morris International, Inc.	487,624	38,268,732

Total		167,624,231
TOTAL CONSUMER STAPLES		287,411,471
ENERGY 15.0%
Energy Equipment & Services 3.2%
Baker Hughes, Inc.	318,360	15,485,030
C&J Energy Services, Inc.(a)(b)	284,664	5,958,018

Issuer	Shares	Value
Common Stocks (continued)
ENERGY (cont.)
Energy Equipment & Services (cont.)
Halliburton Co.	1,245,272	$42,974,337
McDermott International, Inc.(a)(c)	1,065,579	12,264,814
National Oilwell Varco, Inc.	291,454	19,815,957

Total		96,498,156
Oil, Gas & Consumable Fuels 11.8%
Anadarko Petroleum Corp.	513,215	39,173,701
Apache Corp.	644,123	58,344,661
Chevron Corp.(b)	792,269	84,297,422
Enbridge, Inc.(c)	491,795	18,398,051
Exxon Mobil Corp.	1,044,984	88,572,844
Newfield Exploration Co.(a)	250,585	9,454,572
Occidental Petroleum Corp.	399,679	37,449,922
Total SA, ADR(b)(c)	283,214	14,475,068

Total		350,166,241
TOTAL ENERGY		446,664,397
FINANCIALS 10.7%
Capital Markets 1.3%
Goldman Sachs Group, Inc. (The)	423,235	38,273,141
Commercial Banks 0.4%
Wells Fargo & Co.	439,802	12,120,943
Diversified Financial Services 4.0%
Bank of America Corp.	7,217,477	40,129,172
Citigroup, Inc.	502,108	13,210,461
JPMorgan Chase & Co.	2,006,458	66,714,729

Total		120,054,362
Insurance 4.8%
ACE Ltd.(c)	406,046	28,471,946
Endurance Specialty Holdings Ltd.(b)(c)	163,064	6,237,198
MetLife, Inc.	497,607	15,515,386
PartnerRe Ltd.(c)	67,607	4,341,045
Travelers Companies, Inc. (The)(b)	311,604	18,437,609
XL Group PLC(c)	3,531,492	69,817,597

Total		142,820,781
Real Estate Investment Trusts (REITs) 0.2%
ProLogis, Inc.(b)	168,693	4,822,933
TOTAL FINANCIALS		318,092,160
HEALTH CARE 10.5%
Health Care Providers & Services 1.8%
UnitedHealth Group, Inc.(b)	932,860	47,277,345
WellPoint, Inc.	87,865	5,821,056

Total		53,098,401
Life Sciences Tools & Services 1.5%
Agilent Technologies, Inc.(a)	852,818	29,788,933
Thermo Fisher Scientific, Inc.(a)	371,584	16,710,132

Total		46,499,065

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	11

Portfolio of Investment (continued)

Columbia Variable Portfolio – Diversified Equity Income Fund

Issuer	Shares	Value
Common Stocks (continued)
HEALTH CARE (cont.)
Pharmaceuticals 7.2%
Bristol-Myers Squibb Co.	1,036,792	$36,536,550
Johnson & Johnson(b)	496,445	32,556,863
Merck & Co., Inc.	1,307,996	49,311,449
Novartis AG, ADR(c)	567,191	32,426,310
Pfizer, Inc.	2,908,744	62,945,220

Total		213,776,392
TOTAL HEALTH CARE		313,373,858
INDUSTRIALS 13.6%
Aerospace & Defense 2.5%
Boeing Co. (The)	488,320	35,818,272
Honeywell International, Inc.	275,065	14,949,783
Lockheed Martin Corp.(b)	271,944	22,000,269

Total		72,768,324
Air Freight & Logistics 0.5%
United Parcel Service, Inc., Class B	204,806	14,989,751
Airlines 0.7%
Delta Air Lines, Inc.(a)	877,506	7,099,023
United Continental Holdings, Inc.(a)(b)	692,994	13,076,797

Total		20,175,820
Electrical Equipment 2.6%
ABB Ltd., ADR(a)(b)(c)	1,222,282	23,015,570
Cooper Industries PLC(b)(c)	725,702	39,296,763
Hubbell, Inc., Class B	212,396	14,200,797

Total		76,513,130
Industrial Conglomerates 2.7%
General Electric Co.	2,392,043	42,841,490
Siemens AG, ADR(b)(c)	123,673	11,824,376
Tyco International Ltd.(c)	550,265	25,702,878

Total		80,368,744
Machinery 3.9%
Caterpillar, Inc.(b)	363,050	32,892,330
Deere & Co.(b)	134,805	10,427,167
Eaton Corp.	462,014	20,111,469
Illinois Tool Works, Inc.(b)	466,588	21,794,325
PACCAR, Inc.(b)	264,544	9,912,464
Parker Hannifin Corp.	289,627	22,084,059

Total		117,221,814
Road & Rail 0.7%
Union Pacific Corp.	204,674	21,683,164
TOTAL INDUSTRIALS		403,720,747
INFORMATION TECHNOLOGY 12.2%
Communications Equipment 1.3%
Cisco Systems, Inc.	1,121,515	20,276,991
Nokia OYJ, ADR(b)(c)	4,004,352	19,300,977

Total		39,577,968
Computers & Peripherals 1.3%
Apple, Inc.(a)	63,169	25,583,445
Western Digital Corp.(a)	457,966	14,174,048

Total		39,757,493
Electronic Equipment, Instruments & Components 0.5%
TE Connectivity Ltd.(b)(c)	437,173	13,469,300

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY (cont.)
IT Services 3.7%
Accenture PLC, Class A(c)	319,925	$17,029,608
International Business Machines Corp.(b)	159,924	29,406,825
Mastercard, Inc., Class A(b)	171,244	63,843,188

Total		110,279,621
Semiconductors & Semiconductor Equipment 2.1%
Intel Corp.(b)	1,595,185	38,683,236
Microchip Technology, Inc.(b)	612,746	22,444,886

Total		61,128,122
Software 3.3%
Microsoft Corp.	3,279,867	85,145,347
Oracle Corp.	565,809	14,513,001

Total		99,658,348
TOTAL INFORMATION TECHNOLOGY		363,870,852
MATERIALS 3.1%
Chemicals 2.7%
Air Products & Chemicals, Inc.	182,749	15,568,387
Dow Chemical Co. (The)(b)	1,238,900	35,630,764
EI du Pont de Nemours & Co.(b)	461,220	21,114,652
Huntsman Corp.	986,575	9,865,750
Total		82,179,553
Metals & Mining 0.4%
Freeport-McMoRan Copper & Gold, Inc.	295,853	10,884,432
TOTAL MATERIALS		93,063,985
TELECOMMUNICATION SERVICES 5.9%
Diversified Telecommunication Services 5.2%
AT&T, Inc.(b)	2,238,861	67,703,157
CenturyLink, Inc.(b)	836,171	31,105,561
Deutsche Telekom AG, ADR(c)	1,200,133	13,729,521
Verizon Communications, Inc.(b)	667,972	26,799,037
Windstream Corp.(b)	1,361,135	15,979,725

Total		155,317,001
Wireless Telecommunication Services 0.7%
Vodafone Group PLC, ADR(b)(c)	687,417	19,268,299
TOTAL TELECOMMUNICATION SERVICES		174,585,300
UTILITIES 4.6%
Electric Utilities 2.4%
American Electric Power Co., Inc.	478,681	19,774,312
Entergy Corp.	190,653	13,927,202
FirstEnergy Corp.	330,921	14,659,800
NextEra Energy, Inc.(b)	215,850	13,140,948
PPL Corp.(b)	325,811	9,585,360

Total		71,087,622
Multi-Utilities 2.2%
Dominion Resources, Inc.	513,190	27,240,125
PG&E Corp.	493,758	20,352,705
Sempra Energy	314,571	17,301,405

Total		64,894,235
TOTAL UTILITIES		135,981,857
Total Common Stocks
(Cost: $2,546,168,433)		$2,890,542,109

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Diversified Equity Income Fund

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds 0.1%
Building Materials 0.1%
Cemex SAB de CV Subordinated Notes(c)(d)
03/15/18	3.750%	$5,139,000	$3,324,933
Total Convertible Bonds
(Cost: $5,139,000)			$3,324,933
		Shares
Money Market Funds 2.7%
Columbia Short-Term Cash Fund, 0.141%(e)(f)		79,103,189	$79,103,189
Total Money Market Funds
(Cost: $79,103,189)			$79,103,189
Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 22.3%
Asset-Backed Commercial Paper 4.7%
Amsterdam Funding Corp.
01/04/12	0.320%	$2,999,067	$2,999,067
01/09/12	0.320%	4,998,444	4,998,444
01/09/12	0.330%	9,996,975	9,996,975
Argento Variable Funding Company LLC
01/13/12	0.310%	14,995,867	14,995,867
Atlantis One
01/05/12	0.300%	4,998,708	4,998,708
01/11/12	0.310%	6,997,890	6,997,890
02/01/12	0.370%	14,993,525	14,993,525
Cancara Asset Securitisation LLC
01/03/12	0.320%	4,998,444	4,998,444
01/11/12	0.310%	9,997,072	9,997,072
01/23/12	0.320%	1,999,378	1,999,378
Gemini Securitization Corporation (FKA Twin Towers)
01/13/12	0.400%	4,998,333	4,998,333
Grampian Funding LLC
01/03/12	0.320%	4,998,444	4,998,444
01/18/12	0.310%	2,999,199	2,999,199
KELLS FUNDING, LLC
01/03/12	0.360%	4,998,200	4,998,200
Regency Markets No. 1 LLC
01/17/12	0.250%	4,998,820	4,998,820
Rheingold Securitization
01/10/12	0.730%	9,994,120	9,994,120
Royal Park Investments Funding Corp.
01/04/12	1.000%	19,996,111	19,996,111
01/05/12	1.000%	4,999,028	4,999,028
Windmill Funding Corp.
01/04/12	0.320%	2,999,067	2,999,067

Total			137,956,692
Certificates of Deposit 10.3%
Bank of Nova Scotia
05/03/12	0.401%	12,000,000	12,000,000
Banque et Caisse d’Epargne de l’Etat
01/17/12	0.900%	2,997,602	2,997,602

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (cont.)
Branch Banking & Trust Corporation
03/15/12	0.240%	$15,000,000	$15,000,000
Canadian Imperial Bank
03/21/12	0.333%	6,001,881	6,001,881
Credit Suisse
02/24/12	0.500%	15,000,000	15,000,000
03/08/12	0.540%	12,000,000	12,000,000
Deutsche Bank AG
01/20/12	0.420%	10,000,000	10,000,000
Development Bank of Singapore Ltd.
01/03/12	0.295%	15,000,000	15,000,000
01/13/12	0.310%	15,000,000	15,000,000
DnB NOR ASA
03/01/12	0.450%	5,000,000	5,000,000
03/15/12	0.520%	5,000,000	5,000,000
National Australia Bank
04/30/12	0.446%	8,000,000	8,000,000
National Bank of Canada
05/08/12	0.425%	10,000,000	10,000,000
Natixis
01/04/12	1.000%	25,000,000	$25,000,000
Nordea Bank AB
01/13/12	0.350%	5,000,000	5,000,000
03/13/12	0.520%	15,000,000	15,000,000
Rabobank
01/20/12	0.331%	14,000,000	14,000,000
03/16/12	0.530%	9,986,621	9,986,621
Skandinaviska Enskilda Banken AB
01/03/12	0.020%	13,000,000	13,000,000
Standard Chartered Bank PLC
01/03/12	0.460%	10,000,157	10,000,157
03/30/12	0.625%	14,976,339	14,976,339
Svenska Handelsbanken
02/28/12	0.490%	10,000,000	10,000,000
03/01/12	0.460%	4,000,000	4,000,000
The Commonwealth Bank of Australia
02/08/12	0.340%	10,000,128	10,000,128
Union Bank of Switzerland
02/21/12	0.510%	5,000,000	5,000,000
03/02/12	0.530%	10,000,000	10,000,000
03/15/12	0.560%	10,000,000	10,000,000
United Overseas Bank Ltd.
01/09/12	0.320%	5,000,000	5,000,000
01/12/12	0.320%	15,000,000	15,000,000

Total			306,962,728
Commercial Paper 3.8%
Australia and New Zealand Bank Group, Ltd.
04/25/12	0.461%	9,976,617	9,976,617
ERSTE ABWICKLUNGSANSTALT
01/23/12	0.600%	9,993,167	9,993,167
HSBC Bank PLC
04/13/12	0.481%	14,963,400	14,963,400
Macquarie Bank Ltd.
04/20/12	0.803%	7,967,644	7,967,644
02/24/12	0.703%	9,964,417	9,964,417

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	13

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Equity Income Fund

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Commercial Paper (cont.)
Regency Markets No. 1 LLC
01/18/12	0.250%	$4,998,854	$4,998,854
Suncorp Metway Ltd.
02/02/12	0.500%	9,990,972	9,990,972
02/09/12	0.500%	4,995,556	4,995,556
02/08/12	0.500%	9,991,389	9,991,389
Svenska Handelsbank
03/29/12	0.506%	9,987,235	9,987,235
Toyota Motor Credit Corp.
04/26/12	0.562%	4,985,689	4,985,689
Westpac Securities NZ Ltd.
04/20/12	0.531%	4,986,529	4,986,529
03/02/12	0.441%	9,977,755	9,977,755

Total			112,779,224
Other Short-Term Obligations 0.3%
The Goldman Sachs Group, Inc.
02/16/12	0.650%	10,000,000	10,000,000
Repurchase Agreements 3.2%
Goldman Sachs & Co. dated 12/30/11, matures 01/06/12, repurchase price $10,000,311(g)
	0.160%	10,000,000	10,000,000
Mizuho Securities USA, Inc. dated 12/30/11, matures 1/03/12, repurchase price $5,000,056(g)
	0.100%	5,000,000	5,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $35,000,389(g)
	0.100%	$35,000,000	$35,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $35,000,544(g)
	0.140%	35,000,000	35,000,000
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $11,036,596 (g)
	0.080%	11,036,498	11,036,498

Total			96,036,498
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $663,735,142)			$663,735,142
Total Investments
(Cost: $3,294,145,764)			$3,636,705,373
Other Assets & Liabilities, Net			(661,445,438)
Net Assets			$2,975,259,935

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At December 31, 2011, security was partially or fully on loan.

(c)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $423,003,171 or 14.22% of net assets.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $3,324,933 or 0.11% of net assets.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(f)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$72,031,834	$649,657,266	$(642,585,911)	$–	$79,103,189	$148,744	$79,103,189

The accompanying Notes to Financial Statements are an Integral part of this statement.

14	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Diversified Equity Income Fund

Notes to Portfolio of Investments (continued)

(g)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Goldman Sachs & Co. (0.160%)

Security Description	Value
Ginnie Mae I Pool	$10,200,000
Total Market Value of Collateral Securities	$10,200,000

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$3,312,540
Federal National Mortgage Association	45,587
Freddie Mac Gold Pool	1,160,553
Freddie Mac Non Gold Pool	379,220
Ginnie Mae I Pool	201,864
Ginnie Mae II Pool	236
Total Market Value of Collateral Securities	$5,100,000

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$17,680,485
Ginnie Mae I Pool	8,760,748
Ginnie Mae II Pool	9,258,767
Total Market Value of Collateral Securities	$35,700,000

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$9,076,947
Fannie Mae REMICS	3,309,602
Fannie Mae Whole Loan	10,939
Fannie Mae-Aces	40,164
Federal Farm Credit Bank	308,262
Federal Home Loan Banks	347,672
Federal Home Loan Mortgage Corp	276,822
Federal National Mortgage Association	574,329
Freddie Mac Gold Pool	3,899,577
Freddie Mac Non Gold Pool	1,169,564
Freddie Mac Reference REMIC	94
Freddie Mac REMICS	2,640,040
Ginnie Mae I Pool	4,541,609
Ginnie Mae II Pool	6,084,423
Government National Mortgage Association	1,493,210
United States Treasury Bill	56,214
United States Treasury Note/Bond	1,824,910
United States Treasury Strip Coupon	45,624
Total Market Value of Collateral Securities	$35,700,002

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$3,401,241
Freddie Mac REMICS	1,196,204
Government National Mortgage Association	6,659,783
Total Market Value of Collateral Securities	$11,257,228

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Equity Income Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1— Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Diversified Equity Income Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$353,777,482	$—	$—	$353,777,482
Consumer Staples	287,411,471	—	—	287,411,471
Energy	446,664,397	—	—	446,664,397
Financials	318,092,160	—	—	318,092,160
Health Care	313,373,858	—	—	313,373,858
Industrials	403,720,747	—	—	403,720,747
Information Technology	363,870,852	—	—	363,870,852
Materials	93,063,985	—	—	93,063,985
Telecommunication Services	174,585,300	—	—	174,585,300
Utilities	135,981,857	—	—	135,981,857
Total Equity Securities	2,890,542,109	—	—	2,890,542,109
Bonds
Convertible Bonds	—	3,324,933	—	3,324,933
Total Bonds	—	3,324,933	—	3,324,933
Other
Money Market Funds	79,103,189	—	—	79,103,189
Investments of Cash Collateral Received for Securities on Loan	—	663,735,142	—	663,735,142
Total Other	79,103,189	663,735,142	—	742,838,331
Total	$2,969,645,298	$667,060,075	$—	$3,636,705,373

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	17

Statement of Assets and Liabilities

December 31, 2011
Assets
Investments, at value*
Unaffiliated issuers (identified cost $2,551,307,433)	$2,893,867,042
Affiliated issuers (identified cost $79,103,189)	79,103,189
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $567,698,644)	567,698,644
Repurchase agreements (identified cost $96,036,498)	96,036,498
Total investments (identified cost $3,294,145,764)	3,636,705,373
Receivable for:
Investments sold	5,524,480
Dividends	6,202,350
Interest	260,704
Reclaims	59,641
Prepaid expense	30,614
Trustees’ deferred compensation plan	39,536
Total assets	3,648,822,698
Liabilities
Due upon return of securities on loan	663,735,142
Payable for:
Investments purchased	4,041,540
Capital shares purchased	3,450,463
Investment management fees	1,379,838
Distribution fees	128,808
Transfer agent fees	145,695
Administration fees	127,579
Chief compliance officer expenses	43
Other expenses	514,119
Trustees’ deferred compensation plan	39,536
Total liabilities	673,562,763
Net assets applicable to outstanding capital stock	$2,975,259,935
Represented by
Partners’ capital	$2,975,259,935
Total — representing net assets applicable to outstanding capital stock	$2,975,259,935
*Value of securities on loan	$639,547,606
Net assets applicable to outstanding shares
Class 1	$1,737,502,897
Class 2	$15,652,835
Class 3	$1,222,104,203
Shares outstanding
Class 1	138,483,922
Class 2	1,253,785
Class 3	97,664,432
Net asset value per share
Class 1	$12.55
Class 2	$12.48
Class 3	$12.51

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2011

Net investment income
Income:
Dividends	$74,812,768
Interest	151,636
Dividends from affiliates	148,744
Income from securities lending — net	1,650,749
Foreign taxes withheld	(977,738)
Total income	75,786,159
Expenses:
Investment management fees	18,520,954
Distribution fees
Class 2	27,880
Class 3	1,771,758
Transfer agent fees
Class 1	995,235
Class 2	6,669
Class 3	850,415
Administration fees	1,604,081
Compensation of board members	80,661
Custodian fees	34,607
Printing and postage fees	467,600
Professional fees	88,766
Other	124,531
Total expenses	24,573,157
Net investment income	51,213,002
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	204,484,946
Foreign currency translations	(1,186)
Forward foreign currency exchange contracts	(44,615)
Net realized gain	204,439,145
Net change in unrealized appreciation (depreciation) on:
Investments	(412,526,615)
Net change in unrealized depreciation	(412,526,615)
Net realized and unrealized loss	(208,087,470)
Net decrease in net assets from operations	$(156,874,468)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	19

Statement of Changes in Net Assets

Year ended December 31,	2011	2010
Operations
Net investment income	$51,213,002	$49,044,939
Net realized gain	204,439,145	123,857,649
Net change in unrealized appreciation (depreciation)	(412,526,615)	263,983,214
Net increase (decrease) in net assets resulting from operations	(156,874,468)	436,885,802
Increase (decrease) in net assets from share transactions	3,168,911	(1,165,236,829)
Total decrease in net assets	(153,705,557)	(728,351,027)
Net assets at beginning of year	3,128,965,492	3,857,316,519
Net assets at end of year	$2,975,259,935	$3,128,965,492

	2011		2010
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	17,256,979	220,285,452	209,837,128	2,327,191,273
Fund merger	6,125,550	88,211,428	—	—
Redemptions	(2,823,265)	(37,086,803)	(91,912,470)	(1,011,209,099)
Net increase	20,559,264	271,410,077	117,924,658	1,315,982,174
Class 2 shares
Subscriptions	308,167	4,015,852	93,518	1,145,211
Fund merger	1,032,751	14,804,552	—	—
Redemptions	(177,675)	(2,294,173)	(2,976)	(35,531)
Net increase	1,163,243	16,526,231	90,542	1,109,680
Class 3 Shares
Subscriptions	181,510	2,239,870	7,228,957	83,062,143
Redemptions	(21,961,167)	(287,007,267)	(229,981,959)	(2,565,390,826)
Net decrease	(21,779,657)	(284,767,397)	(222,753,002)	(2,482,328,683)
Total net increase (decrease)	(57,150)	3,168,911	(104,737,802)	(1,165,236,829)

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$13.19	$12.05
Income from investment operations:
Net investment income	0.23	0.13
Net realized and unrealized gain (loss)	(0.87)	1.01
Total from investment operations	(0.64)	1.14
Net asset value, end of period	$12.55	$13.19
Total return	(4.85% )	9.46%
Ratios to average net assets(b)
Total expenses	0.74%	0.78%	(c)
Net investment income	1.74%	1.68%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,737,503	$1,554,975
Portfolio turnover	41%	26%

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$13.15	$12.05
Income from investment operations:
Net investment income	0.22	0.11
Net realized and unrealized gain (loss)	(0.89)	0.99
Total from investment operations	(0.67)	1.10
Net asset value, end of period	$12.48	$13.15
Total return	(5.09% )	9.13%
Ratios to average net assets(b)
Total expenses	0.97%	1.03%	(c)
Net investment income	1.71%	1.37%	(c)
Supplemental data
Net assets, end of period (in thousands)	$15,653	$1,191
Portfolio turnover	41%	26%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	21

Financial Highlights (continued)

Class 3	Year ended Dec. 31,
Per share data	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.17	$11.27	$8.84	$16.24	$15.48
Income from investment operations:
Net investment income (loss)	0.20	0.17	0.20	0.23	0.24
Net realized and unrealized gain (loss)	(0.86)	1.73	2.23	(6.35)	0.98
Total from investment operations	(0.66)	1.90	2.43	(6.12)	1.22
Less distributions to shareholders from:
Net investment income	—	—	—	(0.01)	(0.25)
Net realized gains	—	—	—	(1.27)	(0.21)
Total distributions to shareholders	—	—	—	(1.28)	(0.46)
Net asset value, end of period	$12.51	$13.17	$11.27	$8.84	$16.24
Total return	(5.01% )	16.83%	27.46%	(40.47% )	8.02%
Ratios to average net assets(a)
Total expenses	0.86%	0.90%	0.76%	0.86%	0.86%
Net investment income	1.57%	1.42%	2.14%	2.03%	1.47%
Supplemental data
Net assets, end of period (in thousands)	$1,222,104	$1,572,800	$3,857,317	$2,765,112	$4,078,779
Portfolio turnover	41%	26%	49%	41%	29%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Notes to Financial Statements

December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – Diversified Equity Income Fund (the Fund), formerly known as RiverSource Variable Portfolio – Diversified Equity Income Fund, a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Prior to April 25, 2011, the Trust was named RiverSource Variable Series Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	23

Notes to Financial Statements (continued)

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund’s custodian entered into forward foreign currency exchange contracts on the Fund’s behalf in order to facilitate the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

24	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at December 31, 2011

At December 31, 2011, the fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Forward Foreign Currency Exchange Contracts	$(44,615)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Forward Foreign Currency Exchange Contracts	$—

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	7

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	25

Notes to Financial Statements (continued)

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective April 30, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. Prior to April 30, 2011, the rate was an annual fee that declined from 0.600% to 0.375% as the Fund’s net assets increased. Also prior to April 30, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class 3 share of the Fund and the annualized performance of the Lipper Equity Income Funds Index. The maximum adjustment was 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $976,978 for the year ended December 31, 2011. The effective management

26	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

fee rate for the year ended December 31, 2011 was 0.60% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA. Effective April 30, 2011, the PIA was terminated.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2011 was 0.05% of the Fund’s average daily net assets.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were $15,514.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,249,283,359 and $1,278,251,936, respectively, for the year ended December 31, 2011.

Transactions to realign the Fund’s portfolio following the merger as described in Note 9 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $77,413,721 and $108,331,825, respectively.

Note 5. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At December 31, 2011, securities valued at $639,547,606 were on loan, secured by cash collateral of $663,735,142 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	27

Notes to Financial Statements (continued)

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2011 affiliated shareholder accounts indirectly owned 97.3% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. The Fund had no borrowings during the year ended December 31, 2011.

Note 9. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Large Cap Value Fund, Variable Series (the acquired fund), a series of Columbia Funds Variable Insurance Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $3,334,199,867 and the combined net assets immediately after the acquisition were $3,437,215,847.

The merger was accomplished by a tax-free exchange of 7,555,251 shares of the acquired fund valued at $103,015,980 (including $24,411,317 of unrealized appreciation).

28	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	6,125,550
Class 2	1,032,751

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward. The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $52.9 million, $209.8 million, $(411.6) million and $(148.9) million, respectively.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an

COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	29

Notes to Financial Statements (continued)

independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Variable Portfolio – Diversified Equity Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Diversified Equity Income Fund (formerly known as RiverSource VP – Diversified Equity Income Fund) (the Fund) (one of the portfolios constituting the Columbia Funds Variable Series Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Diversified Equity Income Fund of the Columbia Funds Variable Series Trust II at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 17, 2012

COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	31

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

32	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 —May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	33

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

34	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager*
Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; or contacting your financial intermediary.

COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	35

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010

36	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010;
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	37

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

38	COLUMBIA VP – DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Columbia VP – Diversified Equity Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Adviser, LLC.

©2012 Columbia Management Investment Advisers, LLC. All nights reserved.

S-6468 A (2/12)

Annual Report

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Annual Report for the Period Ended December 31, 2011

Columbia Variable Portfolio – Short Duration U.S. Government Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with an investment in U.S. government and government agency securities.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

Not FDIC insured ¡ No bank guarantee • May lose value

See the Fund’s prospectus for risks associated with investing in the Fund.

2	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Variable Portfolio (VP) – Short Duration U.S. Government Fund (the Fund) Class 3 shares gained 1.38% for the 12 months ended December 31, 2011.

>	The Fund performed underperformed its benchmark, the Barclays Capital U.S. 1-3 Year Government Index, which rose 1.56%.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	10 years
Columbia VP — Short Duration U.S. Government Fund Class 1	+1.51%	+2.53%	+2.62%
Class 2	+1.21%	+2.34%	+2.46%
Class 3	+1.38%	+2.48%	+2.59%
Barclays Capital U.S. 1-3 Year Government Index (unmanaged)	+1.56%	+3.80%	+3.38%

(See “The Fund’s Long-Term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the Fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT	3

Manager Commentary

Effective May 2, 2011, RiverSource Variable Portfolio (VP) – Short Duration U.S. Government Fund was re-named Columbia VP – Short Duration U.S. Government Fund.

Columbia VP – Short Duration U.S. Government Fund (the Fund) Class 3 shares gained 1.38% for the 12 months ended December 31, 2011. The Fund underperformed its benchmark, the Barclays Capital U.S. 1-3 Year Government Index (Barclays Capital Index), which rose 1.56%.

Significant performance factors

The broad U.S. fixed income market churned out a respectable return during the annual period, experiencing solid price gains amidst an environment of declining interest rates from what were already near-record low absolute levels at the start of 2011. At the same time, the fixed income market faced many exogenous challenges that caused heightened volatility. These included Japan’s natural and nuclear disasters, the Arab spring, global economic uncertainty, increased financial stress from the re-emergence of the European sovereign debt crisis, downgrades of several U.S. and European banks and the unprecedented downgrade of U.S. sovereign debt by one notch from AAA to AA+ by Standard & Poor’s.

Within the broad fixed income market, U.S. government securities generated positive returns, as U.S. Treasury rates declined during the annual period. More specifically, the yield on the two-year Treasury declined 35 basis points (a basis point is 1/100th of a percentage point) from 0.59% to 0.24%, while the yield on the five-year Treasury declined by 117 basis points from 2.01% to 0.83%. During the annual period, the two-year to five-year segment of the yield curve, or spectrum of maturities, flattened, meaning the differential in yields between shorter and longer term maturities narrowed.

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Asset-Backed Securities – Agency	0.0	%*
Asset-Backed Securities – Non-Agency	2.7
Commercial Mortgage-Backed Securities – Agency	13.5
Commercial Mortgage-Backed Securities – Non-Agency	0.6
Corporate Bonds & Notes	2.0
Inflation-Indexed Bonds	1.0
Residential Mortgage-Backed Securities – Agency	30.4
Residential Mortgage-Backed Securities – Non-Agency	0.9
U.S. Government & Agency Obligations	32.5
U.S. Treasury Obligations	9.8
Other(2)	6.6

*	Rounds to less than 0.1%.

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

QUALITY BREAKDOWN(1) (at December 31, 2011)
AAA rating	7.1%
AA rating	91.2
A rating	0.5
BBB rating	0.5
Non-investment grade	0.1
Not rated	0.6

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

4	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categorizes ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the lower of the ratings from S&P or Moody's. When a rating from only one agency is available, that rating is used. When a bond is not rated by either of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Most non-Treasury sectors underperformed U.S. Treasuries during the annual period. In addition to the interest rate declines, the prices of non-U.S. Treasury bonds were dampened by a widening in the spread, or difference in yield, between these securities and similar-duration U.S. Treasuries. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa.) Mortgage-backed securities outperformed during the first half of 2011 as record-low interest rates pushed premium prices to their own record highs. The second half of 2011, however, saw a reversal of performance within the sector, as these same record low interest rates attracted qualified borrowers into refinancing their existing mortgages. This accompanying spike in voluntary prepayments, combined with the U.S. government’s own efforts to assist the refinancing process through its HARP and HARP 2.0 programs, stoked future prepayment concerns in the mortgage-backed securities market. The result was that mortgage-backed securities underperformed comparable-duration U.S. Treasuries for the balance of the year. (HARP is the Home Affordable Refinance Program made available to homeowners who have a good and solid payment history on an existing mortgage owned by Fannie and Freddie Mac. Under this program, a homeowner who is regular on mortgage payments, but unable to refinance to a lower interest rate because of a decrease in home value, would be eligible to refinance their loan to take advantage of today’s lower mortgage rates.) Conversely, commercial mortgage-backed securities and asset-backed securities had strong relative and absolute performance for the year on increased demand for high quality non-Treasury securities amid optimism for improvement in these sectors’ fundamentals.

Throughout the year, the Federal Reserve Board (the Fed) kept the targeted federal funds rate in a 0.00% and 0.25% range, where it has been since December 2008. In August 2011, Fed Chairman Bernanke made a historic move by announcing that the Fed would maintain the targeted federal funds rate at its near-zero level through mid-2013. It was the first time the Fed had pegged its “exceptionally low” rates to a specific date. Then, in September, the Fed announced “Operation Twist,” designed to keep longer-term Treasury yields low. Operation Twist is a plan wherein the Fed extends the maturity of its Treasury security holdings with the goal of lowering longer-term interest rates and thereby spur spending and investment.

Mortgage-backed securities lagged U.S. Treasury securities during the annual period given the spike in prepayments resulting from record-low interest rates and the U.S. government’s HARP program, which worked to incentivize borrowers into refinancing their current mortgages into new ones with lower rates. While prepayment activity exceeded our expectations, we took some key steps to help protect against future prepayment risk, such as seeking in any purchases of mortgage-backed securities going forward a more broadly diversified pool of mortgages and lower, less re-financeable coupons. It should also be noted that although mortgage-backed securities underperformed relative to U.S. Treasuries, they still provided attractive absolute returns, with 15-year conventional mortgage-backed securities gaining 4.41% compared to 1.56% for the Barclays Capital Index.

The Fund’s duration positioning also detracted modestly from the Fund’s results during the annual period. The Fund was positioned with a duration shorter than that of the Barclays Capital Index, which hurt as interest rates declined through most of the annual period. However, with interest rates at or close to historic lows, we felt there was a higher probability of interest rates increasing than decreasing and so kept the Fund’s duration relatively short to preserve shareholder value in the event of a rise in interest rates. What occurred during the annual period instead was that bellwether U.S. Treasury yields actually continued their descent. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Offsetting the impact of the Fund’s duration positioning was its “barbelled” yield curve positioning. During the annual period, interest rates declined across the entire yield curve, or spectrum of maturities, but did so most significantly at the longer-term end of the yield curve. This resulted in a dramatic flattening of the yield curve. During the annual

COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

period, we owned a combination of securities with very short-term and longer-term maturities. In implementing this strategy, we were able both to improve the Fund’s yield and give it a higher expected rate of return.

The Fund also benefited from its significant position in U.S. agency-backed commercial mortgage-backed securities (CMBS), which, as indicated, outperformed U.S. Treasuries during the annual period, supported by improving property fundamentals, limited supply and relative cheapness versus other asset classes. Specifically, the Barclays Capital CMBS 1-3.5 Year Index outperformed same-duration U.S. Treasuries by 1.57% for the 12 months ended December 31, 2011. We focused our allocation in this sector on more recent vintage U.S. government-backed GNMA (Ginnie Mae) Project Loans, which offered increased prepayment protection and relatively attractive spreads, or yield differentials, compared to other fixed income assets. (GNMA Project Loans are mortgages on multi-family homes or larger projects such as hospitals or nursing homes.) Indeed, we approximately doubled the Fund’s exposure to GNMA Project Loans over the course of the annual period, to about 14% of the Fund’s net assets as of year-end 2011.

The Fund’s exposure to non-government asset-backed securities, albeit modest, further boosted its results, as these securities, as mentioned, also outpaced U.S. Treasury securities during the annual period. The Fund’s allocation to non-government asset-backed securities consisted mostly of AAA-rated, auto loan-backed securities. The Barclays Capital AAA Auto Index finished 2011 0.28% better than comparable-duration U.S. Treasuries. Shorter-maturity, AAA-rated asset-backed securities overall continued to benefit during the annual period from improvement in consumer fundamentals and strong demand for high quality, short duration investment alternatives.

Changes to the Fund’s portfolio

As already mentioned, we prudently added to the Fund’s position in GNMA Project Loans through much of the annual period. We correctly anticipated these GNMA securities would outperform U.S. Treasury securities primarily due to their yield advantage combined with the fact that they maintain the full faith and credit guarantee of the U.S. government. GNMA Project Loans also feature better call protection than many other types of structured securities.

During the annual period, we also increased the Fund’s weighting in U.S. agency debentures in lieu of U.S. Treasury securities. This change resulted in a net contribution to the Fund’s performance, as 1-3 year U.S. agency bonds outperformed U.S. Treasury securities by an average of 0.17% for the year. U.S. agency debt has been shrinking as a percentage of the Barclays Capital Index, and we expect that trend to continue into 2012. A lower net supply of short-term U.S. agency securities should, in our view, help their relative performance over the next year.

Leonard Aplet, CFA® Portfolio Manager	Gregory Liechty Portfolio Manager

Ronald Stahl, CFA® Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

6	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia VP – Short Duration U.S. Government Fund Class 3 shares (from 1/1/02 to 12/31/11) as compared to the performance of the Barclays Capital U.S. 1-3 Year Government Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
	1 year	5 years	10 years
Columbia VP — Short Duration U.S. Government Fund Class 3
Class 3 Cumulative value of $10,000	$10,138	$11,302	$12,917
Average annual total return	+1.38%	+2.48%	+2.59%
Barclays Capital U.S. 1-3 Year Government Index(1)
Cumulative value of $10,000	$10,156	$12,049	$13,950
Average annual total return	+1.56%	+3.80%	+3.38%

Results for other share classes can be found on page 3.

8	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
COLUMBIA VP — SHORT DURATION U.S. GOVERNMENT FUND
$15,000
$10,000
$5,000
$13,950
$12,917
1/1/02
12/02
12/03
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
Columbia VP - Short Duration U.S. Government Fund Class 3 ($12,917)
Barclays Capital U.S. 1-3 Year Government Index(1) ($13,950)

(1)

The Barclays Capital U.S. 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT	9

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,004.80	1,022.51	2.56	2.59	0.51%
Class 2	1,000.00	1,000.00	1,002.90	1,021.26	3.82	3.85	0.76%
Class 3	1,000.00	1,000.00	1,003.90	1,021.86	3.22	3.24	0.64%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

10	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Variable Portfolio – Short Duration U.S. Government Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes 2.1%
Agencies 2.1%
Citigroup Funding, Inc. FDIC Government Guaranty
11/15/12	1.875%	$9,985,000	$10,128,743
General Electric Capital Corp. FDIC Government Guaranty
12/28/12	2.625%	10,350,000	10,593,240
Morgan Stanley FDIC Government Guaranty(a)
02/10/12	0.724%	5,490,000	5,493,988

Total			26,215,971
Total Corporate Bonds & Notes
(Cost: $25,991,629)			$26,215,971

Residential Mortgage-Backed Securities — Agency 31.8%
FDIC Structured Sale Guaranteed Notes CMO Series 2010-S1 Class 1A (a)(b)(c)
02/25/48	0.845%	$8,699,282	$8,682,352
Federal Home Loan Mortgage Corp.(a)(b)
01/01/37	4.562%	446,088	471,926
09/01/37	5.574%	610,206	635,022
Federal Home Loan Mortgage Corp.(a)(b)(d)
CMO IO Series 3453 Class W
12/15/32	7.152%	2,226,609	380,007
CMO IO Series 3630 Class AI
03/15/17	1.931%	4,709,583	188,649
Federal Home Loan Mortgage Corp.(b)
05/01/26	3.500%	1,064,031	1,110,025
05/01/23-03/01/41	4.000%	37,322,575	39,200,661
11/01/13-07/01/40	4.500%	13,675,532	14,511,011
11/01/17-04/01/24	5.000%	16,117,034	17,310,070
08/01/17-09/01/19	5.500%	552,454	605,195
03/01/18-03/01/38	6.000%	9,433,398	10,219,540
04/01/17	6.500%	353,414	387,472
06/01/12-06/01/16	7.000%	3,459	3,711
03/01/12	7.500%	1,404	1,409
CMO Series 3531 Class CE
01/15/39	3.000%	3,200,235	3,261,088
CMO Series 3683 Class JD
12/15/23	4.000%	6,713,112	6,980,520
CMO Series 3711 Class AG
08/15/23	3.000%	1,457,391	1,491,779
CMO Series 3747 Class NA
10/15/18	1.300%	1,225,363	1,227,594
CMO Series 3774 Class AB
12/15/20	3.500%	9,513,605	10,128,186
CMO Series 3831 Class CG
10/15/18	3.000%	8,620,107	8,914,754
CMO Series 3840 Class AU
05/15/37	3.500%	10,654,214	11,068,324
CMO Series 3862 Class LA
11/15/18	2.500%	8,996,427	9,233,439
Federal Home Loan Mortgage Corp.(b)(d)
CMO IO Series 2639 Class UI
03/15/22	5.000%	701,747	36,108
Federal Home Loan Mortgage Corp.(b)(e)
01/01/27	3.500%	53,500,000	55,765,393

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities — Agency (continued)
Federal National Mortgage Association(a)(b)
02/01/33	1.757%	$141,045	$143,682
06/01/34	2.450%	378,205	398,364
12/01/33	4.667%	83,126	88,322
07/01/33	4.967%	227,051	241,774
09/01/37	5.911%	605,970	646,992
07/01/36	5.922%	751,613	807,941
CMO Series 2003-W11 Class A1
06/25/33	3.034%	7,317	7,315
Federal National Mortgage Association (a)(b)(d)
CMO IO Series 2003-32 Class VS
01/25/33	7.306%	530,474	57,151
CMO IO Series 2004-46 Class SI
05/25/34	5.706%	1,028,113	115,239
CMO IO Series 2004-54 Class SW
06/25/33	5.706%	859,197	81,331
CMO IO Series 2005-57 Class NI
07/25/35	6.406%	513,954	95,498
CMO IO Series 2006-60 Class UI
07/25/36	6.856%	610,971	117,034
Federal National Mortgage Association(b)
10/01/20	3.500%	5,734,307	6,028,862
03/01/23-09/01/40	4.500%	6,134,256	6,596,256
02/01/13-06/01/40	5.000%	35,272,012	38,043,850
09/01/12-07/01/36	5.500%	44,825,601	48,884,135
01/01/17-04/01/33	6.000%	4,636,509	5,127,742
03/01/15-06/01/17	7.000%	97,225	107,249
CMO Series 1988-4 Class Z
03/25/18	9.250%	12,618	14,074
CMO Series 20011-23 Class AB
06/25/20	2.750%	9,122,321	9,410,413
CMO Series 2004-60 Class PA
04/25/34	5.500%	885,577	962,508
CMO Series 2010-50 Class AB
01/25/24	2.500%	5,782,904	5,874,110
CMO Series 2010-87 Class GA
02/25/24	4.000%	5,532,659	5,736,742
CMO Series 2011-16 Class GE
03/25/26	2.750%	8,792,001	9,069,739
CMO Series 2011-25 Class AH
06/25/21	2.750%	8,810,370	9,079,373
CMO Series 2011-3 Class EL
05/25/20	3.000%	10,272,848	10,632,924
CMO Series 2011-38 Class AH
05/25/20	2.750%	4,540,460	4,693,337
CMO Series 2011-6 Class BA
06/25/20	2.750%	11,116,057	11,468,894
Federal National Mortgage Association (b)(d)
CMO IO Series 2004-84 Class GI
12/25/22	5.000%	66,183	2,046
CMO IO Series 2009-7 Class LI
02/25/39	7.000%	884,881	171,545
Federal National Mortgage Association (b)(f)
09/01/36	6.000%	9,389,183	10,445,798
Government National Mortgage Association (b)
08/15/13- 01/20/34	6.000%	3,518,364	3,971,253
10/15/13	6.500%	2,334	2,441
04/15/13- 03/15/18	7.000%	347,334	378,389
CMO Series 2004-19 Class DJ
03/20/34	4.500%	50,816	50,739

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT	11

Portfolio of Investments (continued)

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities — Agency (continued)
Government National Mortgage Association(b)(d) CMO IO Series 2010-133 Class QI
09/16/34	4.000%	$2,687,179	$309,090
Total Residential Mortgage-Backed Securities — Agency
(Cost: $386,741,226)			$391,676,387

Residential Mortgage-Backed Securities — Non-Agency 0.9%
American Mortgage Trust Series 2093-3 Class 3A(a)(b)(g)(h)
07/27/23	8.188%	$1,911	$1,159
BCAP LLC Trust CMO Series 2010-RR6 Class 6A1(a)(b)(c)
07/26/37	4.000%	1,682,404	1,685,226
Banc of America Funding Corp. CMO Series 2010-R4 Class 4A1(a)(b)(c)
06/26/37	0.504%	476,749	466,377
Citigroup Mortgage Loan Trust, Inc.(a)(b)(c) CMO Series 2010-7 Class 3A4
12/25/35	7.130%	300,000	312,086
Citigroup Mortgage Loan Trust, Inc.(b)(c) CMO Series 2010-6 Class 1A1
05/25/35	4.750%	3,096,466	3,122,592
Comfed Savings Bank CMO Series 1987-1 Class A(a)(b)(g)(h)
01/25/18	6.287%	6,149	307
Credit Suisse Mortgage Capital Certificates(a)(b)(c) CMO Series 2009-12R Class 30A1
12/27/36	5.300%	197,108	198,467
CMO Series 2010-1R Class 37A1
02/27/37	5.000%	123,924	124,453
Credit Suisse Mortgage Capital Certificates(b)(c) CMO Series 2009-12R Class 14A1
11/27/35	5.500%	2,345,935	2,423,453
CMO Series 2010-1R Class 47A1
04/27/37	5.000%	79,529	79,888
GSR Mortgage Loan Trust CMO Series 2005-5F Class 2A3(b)
06/25/35	5.500%	316,377	317,130
LVII Resecuritization Trust CMO Series 2009-3 Class A1(a)(b)(c)
11/27/37	5.632%	198,496	198,664
Prime Mortgage Trust CMO Series 2005-1 Class 2A1(b)(c)
09/25/34	5.000%	1,924,030	1,934,701
RBSSP Resecuritization Trust CMO Series 2009-1 Class 4A1(b)(c)
10/26/35	5.500%	147,270	148,352
Residential Asset Securitization Trust CMO Series 2004-A7 Class A1(b)
10/25/34	5.500%	158,526	158,291
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2004-G Class A1(a)(b)
06/25/34	4.719%	53,193	53,142
Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $11,144,359)			$11,224,288

Issuer	Coupon Rate	Principal Amount	Value
Commercial Mortgage-Backed Securities — Agency 14.1%
Federal Home Loan Mortgage Corp.(a)(b) Multifamily Structured Pass-Through Certificates CMO Series K001 Class A2
04/25/16	5.651%	$1,553,581	$1,720,156
Federal Home Loan Mortgage Corp.(b)
Multifamily Structured Pass-Through Certificates CMO Series K003 Class A1
07/25/13	2.225%	1,917,048	1,928,926
Federal National Mortgage Association(b)
10/01/19	4.430%	1,394,944	1,547,042
10/01/19	4.420%	568,785	630,496
01/01/20	4.570%	146,270	163,383
01/01/20	4.600%	244,005	272,938
05/01/24	5.030%	451,775	513,892
CMO Series 2010-M4 Class A1
06/25/20	2.520%	4,398,701	4,553,989
Government National Mortgage Association (b) CMO Series 2003-17 Class B
10/16/27	4.999%	4,471	4,480
CMO Series 2009-105 Class A
12/16/50	3.456%	4,993,304	5,164,363
CMO Series 2009-114 Class A
12/16/38	3.103%	4,352,213	4,479,889
CMO Series 2009-63 Class A
01/16/38	3.400%	3,090,789	3,219,610
CMO Series 2009-71 Class A
04/16/38	3.304%	4,587,054	4,751,722
CMO Series 2009-90 Class AC
01/16/33	3.137%	3,950,000	4,061,584
CMO Series 2010-13 Class A
08/16/22	2.461%	3,079,456	3,097,969
CMO Series 2010-141 Class A
08/16/31	1.864%	8,863,626	8,918,952
CMO Series 2010-159 Class A
01/16/33	2.159%	8,094,278	8,199,220
CMO Series 2010-16 Class AB
05/16/33	2.676%	1,163,415	1,181,312
CMO Series 2010-161 Class AB
05/16/35	2.110%	7,305,730	7,408,617
CMO Series 2010-18 Class A
12/16/50	3.100%	3,580,259	3,714,540
CMO Series 2010-22 Class AC
12/16/30	2.229%	2,699,680	2,730,267
CMO Series 2010-49 Class A
03/16/51	2.870%	1,840,364	1,880,335
CMO Series 2010-65 Class A
11/16/28	2.017%	2,741,380	2,756,932
CMO Series 2010-83 Class A
10/16/50	2.021%	3,358,550	3,377,832
CMO Series 2011-1 Class A
12/16/31	2.239%	10,987,995	11,117,736
CMO Series 2011-109 Class A
07/16/32	2.450%	9,892,623	10,049,660
CMO Series 2011-16 Class A
11/16/34	2.210%	11,306,953	11,438,122
CMO Series 2011-20 Class A
04/16/32	1.883%	13,841,267	13,916,088
CMO Series 2011-31 Class A
12/16/35	2.210%	11,341,333	11,528,942
CMO Series 2011-49 Class A
07/16/38	2.450%	12,453,792	12,742,172

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Issuer	Coupon Rate	Principal Amount	Value
Commercial Mortgage-Backed Securities — Agency (continued)
CMO Series 2011-53 Class A
12/16/34	2.360%	$11,269,797	$11,508,773
CMO Series 2011-64 Class A
08/16/34	2.380%	14,772,419	15,048,973
Total Commercial Mortgage-Backed Securities — Agency
(Cost: $171,339,982)			$173,628,912

Commercial Mortgage-Backed Securities — Non-Agency 0.7%
Bear Stearns Commercial Mortgage Securities Series 2005-T18 Class A4 (a)(b)
02/13/42	4.933%	$180,000	$195,220
Citigroup Commercial Mortgage Trust CMO Series 2004-C2 Class A5(b)
10/15/41	4.733%	110,000	117,191
Commercial Mortgage Pass-Through Certificates Series 2006-C8 Class AAB(b)
12/10/46	5.291%	4,340,000	4,612,448
GMAC Commercial Mortgage Securities, Inc. CMO Series 2003-C2 Class A2(a)(b)
05/10/40	5.453%	105,000	110,700
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2011-C3 Class A4(b)(c)
02/15/46	4.717%	175,000	191,319
Morgan Stanley Capital I Series 2003-IQ6 Class A4(b)
12/15/41	4.970%	365,000	385,323
Morgan Stanley Reremic Trust (a)(b)(c) Series 2009-GG10 Class A4A
08/12/45	5.790%	1,200,000	1,345,368
Series 2010-GG10 Class A4A
08/15/45	5.790%	800,000	896,912
Wachovia Bank Commercial Mortgage Trust Series 2005-C21 Class A4(a)(b)
10/15/44	5.204%	35,000	38,363
Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $7,654,416)			$7,892,844

Asset-Backed Securities — Agency —%
Small Business Administration Participation Certificates Series 2001-20H Class 1
08/01/21	6.340%	$131,034	$145,011
Total Asset-Backed Securities — Agency
(Cost: $131,034)			$145,011

Asset-Backed Securities — Non-Agency 2.8%
Access Group, Inc. Series 2007A Class A2(a)
08/25/26	0.636%	$3,961,801	$3,708,972
Bear Stearns Asset-Backed Securities Trust Series 2006-HE9 Class 1A1(a)
11/25/36	0.344%	200,845	196,661
Carrington Mortgage Loan Trust Series 2006-RFC1 Class A2(a)
05/25/36	0.394%	940,187	920,970
Citigroup Mortgage Loan Trust, Inc. (a)
Series 2006-WFH4 Class A2
11/25/36	0.394%	314,993	313,064
Citigroup Mortgage Loan Trust, Inc. (a)(c) CMO Series 2009-6 Class 13A1
01/25/37	0.374%	249,936	248,838

Issuer	Coupon Rate	Principal Amount	Value
Asset-Backed Securities — Non-Agency (continued)
Countrywide Asset-Backed Certificates Series 2005-SD1 Class A1C (a)(c)
05/25/35	0.684%	$76,751	$74,378
Entergy Gulf States Reconstruction Funding LLC CMO Series 2007-A Class A1
10/01/13	5.510%	19,780	20,222
First Investors Auto Owner Trust Series 2011-2A Class A2 (c)
08/15/17	2.600%	4,700,000	4,699,734
GE Dealer Floorplan Master Note Trust Series 2011-1 Class A(a)
07/20/16	0.885%	4,560,000	4,531,055
Mid-State Trust Series 6 Class A1
07/01/35	7.340%	486,612	499,897
Morgan Stanley ABS Capital I(a) Series 2005-HE3 Class M1
07/25/35	0.784%	150,876	148,966
Series 2005-WMC5 Class M2
06/25/35	0.774%	617,683	617,540
Series 2006-WMC1 Class A2B
12/25/35	0.494%	550,534	530,052
Navistar Financial Dealer Note Master Trust Series 2011-1 Class A(a)(c)
10/25/16	1.444%	6,700,000	6,699,998
Panhandle-Plains Higher Education Authority, Inc. Series 2011-2 Class A1(a)
07/01/21	0.878%	1,650,000	1,618,355
RBSSP Resecuritization Trust (a)(c) CMO Series 2009-10 Class 4A1
07/26/36	0.444%	924,821	914,495
CMO Series 2009-11 Class 2A1
04/26/36	0.444%	1,736,500	1,704,090
CMO Series 2009-13 Class 8A1
06/26/37	1.044%	1,775,413	1,758,895
Residential Asset Mortgage Products, Inc. Series 2004-RS8 Class AI4(a)
06/25/32	5.060%	576,595	562,878
Sierra Receivables Funding Co. LLC Series 2010-2A Class A(c)
11/20/25	3.840%	2,180,752	2,226,549
Specialty Underwriting & Residential Finance Series 2005-BC3 Class M1(a)
06/25/36	0.744%	3,135,708	2,899,661
Structured Asset Investment Loan Trust Series 2005-9 Class A5(a)
11/25/35	0.524%	93,140	92,853
Total Asset-Backed Securities — Non-Agency
(Cost: $34,760,525)			$34,988,123

Inflation-Indexed Bonds 1.0%
U.S. Treasury Inflation-Indexed Bond
04/15/14	1.250%	$11,769,450	$12,333,101
Total Inflation-Indexed Bonds
(Cost: $12,395,835)			$12,333,101

U.S. Treasury Obligations 10.2%
U.S. Treasury
06/15/13	1.125%	$6,500,000	$6,585,566
09/30/13	3.125%	5,035,000	5,286,161
05/31/15	2.125%	1,500,000	1,583,554
07/31/15	1.750%	60,000	62,625

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT	13

Portfolio of Investments (continued)

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Issuer	Coupon Rate	Principal Amount	Value
U.S. Treasury Obligations (continued)
01/31/16	2.000%	$14,000,000	$14,770,000
04/30/16	2.625%	1,074,000	1,162,018
U.S. Treasury(i)
05/31/12	0.750%	56,000,000	56,161,896
07/31/12	0.625%	40,000,000	40,123,440
Total U.S. Treasury Obligations
(Cost: $124,153,009)			$125,735,260

U.S. Government & Agency Obligations 33.9%
Federal Farm Credit Bank (a)
08/22/13	0.311%	$22,000,000	$22,025,212
04/21/14	0.185%	12,000,000	11,980,680
Federal Home Loan Banks
06/21/13	1.875%	22,400,000	22,900,730
Federal Home Loan Banks(a)(i)
07/22/13	0.175%	25,000,000	24,969,750
Federal Home Loan Mortgage Corp.
11/30/12	0.375%	3,103,000	3,109,042
10/15/13	0.375%	69,450,000	69,376,591
08/20/14	1.000%	40,850,000	41,108,254
Federal Home Loan Mortgage Corp.(a)
01/10/13	0.260%	23,000,000	22,997,620
01/24/13	0.240%	12,000,000	12,007,730
Federal Home Loan Mortgage Corp.(i)
11/27/13	0.375%	14,000,000	13,977,390
06/13/18	4.875%	865,000	1,042,694
Federal National Mortgage Association
09/24/12	0.625%	34,000,000	34,114,886
09/17/13	1.125%	4,220,000	4,268,095
09/30/13	1.125%	6,000,000	6,077,466
10/26/15	1.625%	86,149,000	88,286,184
Federal National Mortgage Association(a)
02/01/13	0.400%	12,000,000	12,014,256
03/04/14	0.225%	23,000,000	22,940,247
Private Export Funding Corp. U.S. Government Guaranty
10/15/14	3.050%	4,150,000	4,410,883
Total U.S. Government & Agency Obligations
(Cost: $414,331,562)			$417,607,710

		Shares	Value
Money Market Funds 6.9%
Columbia Short-Term Cash Fund, 0.141%(j)(k)		85,221,990	$85,221,990
Total Money Market Funds
(Cost: $85,221,990)			$85,221,990

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 8.3%
Asset-Backed Commercial Paper 2.0%
Argento Variable Funding Company LLC
01/09/12	0.310%	$1,999,415	$1,999,415
Atlantis One
01/11/12	0.310%	1,999,378	1,999,378
02/01/12	0.370%	3,998,273	3,998,273

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Asset-Backed Commercial Paper (cont.)
Cancara Asset Securitisation LLC
01/11/12	0.310%	$4,998,536	$4,998,536
Grampian Funding LLC
01/18/12	0.310%	3,998,932	3,998,932
Thames Asset Global Securities
01/18/12	0.320%	3,998,933	3,998,933
Windmill Funding Corp.
01/04/12	0.320%	3,998,755	3,998,755

Total			24,992,222
Certificates of Deposit 2.3%
Banque et Caisse d’Epargne de l’Etat
01/17/12	0.900%	1,998,401	1,998,401
Branch Banking & Trust Corporation
03/15/12	0.240%	5,000,000	5,000,000
Credit Suisse
03/08/12	0.540%	5,000,000	5,000,000
Deutsche Bank AG
01/20/12	0.420%	3,000,000	3,000,000
Development Bank of Singapore Ltd.
01/13/12	0.310%	5,000,000	5,000,000
Standard Chartered Bank PLC
03/30/12	0.625%	2,995,268	2,995,268
Union Bank of Switzerland
03/15/12	0.560%	5,000,000	5,000,000

Total			27,993,669
Commercial Paper 1.1%
HSBC Bank PLC
04/13/12	0.481%	3,990,240	3,990,240
Regency Markets No. 1 LLC
01/18/12	0.250%	4,998,854	4,998,854
Suncorp Metway Ltd.
02/08/12	0.500%	4,995,695	4,995,695

Total			13,984,789
Other Short-Term Obligations 0.3%
The Goldman Sachs Group, Inc.
02/16/12 0.650%		3,000,000	3,000,000

Total			3,000,000
Repurchase Agreements 2.6%
Citigroup Global Markets, Inc.(l) dated 12/30/11, matures 01/03/12, repurchase price $10,000,056	0.050%	10,000,000	10,000,000
repurchase price $5,000,028	0.050%	5,000,000	5,000,000
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $5,000,028(l)	0.050%	5,000,000	5,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $12,426,002(l)	0.080%	$12,425,892	$12,425,892

Total			32,425,892
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $102,396,572)			$102,396,572
Total Investments
(Cost: $1,376,262,139)			$1,389,066,169
Other Assets & Liabilities, Net			(156,262,694)
Net Assets			$1,232,803,475

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2011
Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
U.S. Treasury Note, 2-year	(352)	$(77,632,502)	April 2012	$—	$(39,118)
U.S. Treasury Note, 5-year	(425)	(52,384,569)	April 2012	—	(229,844)
Total				$—	$(268,962)

Notes to Portfolio of Investments

(a)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2011.

(b)

The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $40,546,015 or 3.29% of net assets.

(d)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.
(e)	Represents a security purchased on a when-issued or delayed delivery basis.

(f)

At December 31, 2011, investments in securities included securities valued at $1,048,717 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(g)

Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2011 was $1,466, representing less than 0.01% of net assets. Information concerning such security holdings at December 31, 2011 was as follows:

Security Description	Acquisition Dates	Cost
American Mortgage Trust Series 2093-3 Class 3A 8.188% 07/27/23	04/27/95	$1,823
Comfed Savings Bank CMO Series 1987-1 Class A 6.287% 01/25/18	05/07/07	5,942

(h)

Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2011, the value of these securities amounted to $1,466, which represents less than 0.01% of net assets.

(i)	At December 31, 2011, security was partially or fully on loan.

(j)	The rate shown is the seven-day current annualized yield at December 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Notes to Portfolio of Investments (continued)

(k)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$16,164,218	$634,787,418	$(565,729,646)	$—	$85,221,990	$115,211	$85,221,990

(l)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$6,311,911
Freddie Mac REMICS	3,107,248
Government National Mortgage Association	780,841
Total Market Value of Collateral Securities	$10,200,000
Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$3,155,955
Freddie Mac REMICS	1,553,624
Government National Mortgage Association	390,421
Total Market Value of Collateral Securities	$5,100,000
Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Federal Home Loan Mortgage Corp	$2,499,239
Federal National Mortgage Association	1,228,758
United States Treasury Note/Bond	1,372,045
Total Market Value of Collateral Securities	$5,100,042
Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$3,829,426
Freddie Mac REMICS	1,346,795
Government National Mortgage Association	7,498,188
Total Market Value of Collateral Securities	$12,674,409

Abbreviation Legend
CMO	Collateralized Mortgage Obligation
FDIC	Federal Deposit Insurance Corporation

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Bonds
Corporate Bonds & Notes	$—	$26,215,971	$—	$26,215,971
Residential Mortgage-Backed Securities – Agency	—	391,676,387	—	391,676,387
Residential Mortgage-Backed Securities – Non-Agency	—	11,222,822	1,466	11,224,288
Commercial Mortgage-Backed Securities – Agency	—	173,628,912	—	173,628,912
Commercial Mortgage-Backed Securities – Non-Agency	—	7,892,844	—	7,892,844
Asset-Backed Securities – Agency	—	145,011	—	145,011
Asset-Backed Securities – Non-Agency	—	34,988,123	—	34,988,123
Inflation-Indexed Bonds	—	12,333,101	—	12,333,101
U.S. Treasury Obligations	125,735,260	—	—	125,735,260
U.S. Government & Agency Obligations	—	417,607,710	—	417,607,710
Total Bonds	125,735,260	1,075,710,881	1,466	1,201,447,607
Other
Money Market Funds	85,221,990	—	—	85,221,990
Investments of Cash Collateral Received for Securities on Loan	—	102,396,572	—	102,396,572
Total Other	85,221,990	102,396,572	—	187,618,562
Investments in Securities	210,957,250	1,178,107,453	1,466	1,389,066,169
Derivatives(c)
Liabilities
Futures Contracts	(268,962)	—	—	(268,962)
Total	$210,688,288	$1,178,107,453	$1,466	$1,388,797,207

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Residential Backed Mortgage Securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities and observed yields on securities management deemed comparable. Other Residential Backed Mortgage Securities classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Short Duration U.S. Government Fund

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Residential Mortgage-Backed Securities – Non-Agency	Asset-Backed Securities – Non-Agency	Total
Balance as of December 31, 2010	$16,274,917	$645,021	$16,919,938
Accrued discounts/premiums	80	119	199
Realized gain (loss)	(4)	841	837
Change in unrealized appreciation (depreciation)*	(6,315)	(7,065)	(13,380)
Sales	(1,784)	(638,916)	(640,700)
Purchases	9,489	—	9,489
Transfers into Level 3	—	—	—
Transfers out of Level 3	(16,274,917)	—	(16,274,917)
Balance as of December 31, 2011	$1,466	$—	$1,466

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2011 was $(6,315), which is comprised of Residential Mortgage-Backed Securities – Non-Agency.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT	19

Statement of Assets and Liabilities

December 31, 2011
Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,188,643,577)	$1,201,447,607
Affiliated issuers (identified cost $85,221,990)	85,221,990
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $69,970,680)	69,970,680
Repurchase agreements (identified cost $32,425,892)	32,425,892
Total investments (identified cost $1,376,262,139)	1,389,066,169
Receivable for:
Investments sold	100,186
Capital shares sold	607,367
Dividends	14,336
Interest	2,690,972
Prepaid expense	16,203
Trustees’ deferred compensation plan	26,119
Total assets	1,392,521,352
Liabilities
Due upon return of securities on loan	102,396,572
Payable for:
Investments purchased	4,979
Investments purchased on a delayed delivery basis	55,738,873
Capital shares purchased	799,488
Variation margin on futures contracts	100,547
Investment management fees	363,555
Distribution fees	42,308
Transfer agent fees	60,750
Administration fees	66,915
Other expenses	117,771
Trustees’ deferred compensation plan	26,119
Total liabilities	159,717,877
Net assets applicable to outstanding capital stock	$1,232,803,475
Represented by
Paid-in capital	$1,229,471,478
Undistributed net investment income	11,436,596
Accumulated net realized loss	(20,639,667)
Unrealized appreciation (depreciation) on:
Investments	12,804,030
Futures contracts	(268,962)
Total — representing net assets applicable to outstanding capital stock	$1,232,803,475
*Value of securities on loan	$100,400,203
Net assets applicable to outstanding shares
Class 1	$854,905,604
Class 2	$33,866,652
Class 3	$344,031,219
Shares outstanding
Class 1	82,001,811
Class 2	3,258,400
Class 3	33,017,391
Net asset value per share
Class 1	$10.43
Class 2	$10.39
Class 3	$10.42

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2011
Net investment income
Income:
Interest	$18,349,651
Dividends from affiliates	115,211
Income from securities lending — net	285,293
Total income	18,750,155
Expenses:
Investment management fees	4,773,063
Distribution fees
Class 2	61,164
Class 3	458,347
Transfer agent fees
Class 1	488,705
Class 2	14,679
Class 3	219,999
Administration fees	798,185
Compensation of board members	23,872
Custodian fees	30,487
Printing and postage fees	124,046
Professional fees	70,582
Other	67,659
Total expenses	7,130,788
Net investment income	11,619,367
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	147,196
Futures contracts	(3,239,872)
Net realized loss	(3,092,676)
Net change in unrealized appreciation (depreciation) on:
Investments	10,647,467
Futures contracts	(1,886,292)
Net change in unrealized appreciation	8,761,175
Net realized and unrealized gain	5,668,499
Net increase in net assets resulting from operations	$17,287,866

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT	21

Statement of Changes in Net Assets

Year ended December 31,	2011	2010(a)
Operations
Net investment income	$11,619,367	$9,538,621
Net realized gain (loss)	(3,092,676)	12,620,459
Net change in unrealized appreciation	8,761,175	416,645
Net increase in net assets resulting from operations	17,287,866	22,575,725
Distributions to shareholders from:
Net investment income
Class 1	(8,016,127)	(6,442,258)
Class 2	(23,143)	(50)
Class 3	(3,295,389)	(4,442,866)
Total distributions to shareholders	(11,334,659)	(10,885,174)
Increase in net assets from share transactions	73,316,716	622,635,055
Total increase in net assets	79,269,923	634,325,606
Net assets at beginning of year	1,153,533,552	519,207,946
Net assets at end of year	$1,232,803,475	$1,153,533,552
Undistributed net investment income	$11,436,596	$11,202,328

Year ended December 31,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	13,495,591	140,169,843	70,367,028	728,726,385
Fund merger	2,691,525	27,791,439	—	—
Distributions reinvested	776,756	8,016,127	626,070	6,442,258
Redemptions	(5,664,704)	(58,967,576)	(290,455)	(3,006,262)
Net increase	11,299,168	117,009,833	70,702,643	732,162,381
Class 2 shares
Subscriptions	578,525	6,003,554	265,779	2,756,242
Fund merger	3,439,200	35,509,438	—	—
Distributions reinvested	2,245	23,144	5	50
Redemptions	(953,136)	(9,889,654)	(74,218)	(770,535)
Net increase	3,066,834	31,646,482	191,566	1,985,757
Class 3 Shares
Subscriptions	2,540,191	26,439,032	5,167,177	53,221,150
Distributions reinvested	319,012	3,295,389	431,765	4,442,866
Redemptions	(10,117,930)	(105,074,020)	(16,380,340)	(169,177,099)
Net decrease	(7,258,727)	(75,339,599)	(10,781,398)	(111,513,083)
Total net increase	7,107,275	73,316,716	60,112,811	622,635,055

(a)	Class 1 and Class 2 shares are for the period from May 3, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For the periods 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.38	$10.30
Income from investment operations:
Net investment income	0.10	0.07
Net realized and unrealized gain	0.06	0.12
Total from investment operations	0.16	0.19
Less distributions to shareholders from:
Net investment income	(0.11)	(0.11)
Total distributions to shareholders	(0.11)	(0.11)
Net asset value, end of period	$10.43	$10.38
Total return	1.51%	1.83%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.55%	0.63%	(c)
Total expenses	0.55%	0.63%	(c)
Net investment income	1.01%	1.09%	(c)
Supplemental data
Net assets, end of period (in thousands)	$854,906	$733,781
Portfolio turnover	92% (d)	323%	(d)

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.36	$10.30
Income from investment operations:
Net investment income	0.08	0.05
Net realized and unrealized gain	0.04	0.11
Total from investment operations	0.12	0.16
Less distributions to shareholders from:
Net investment income	(0.09)	(0.10)
Total distributions to shareholders	(0.09)	(0.10)
Net asset value, end of period	$10.39	$10.36
Total return	1.21%	1.59%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.76%	0.89%	(c)
Total expenses	0.76%	0.89%	(c)
Net investment income	0.81%	0.75%	(c)
Supplemental data
Net assets, end of period (in thousands)	$33,867	$1,985
Portfolio turnover	92% (d)	323%	(d)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 66% and 203% for the years ended December 31, 2011 and 2010, respectively.

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 66% and 203% for the years ended December 31, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT	23

Financial Highlights (continued)

	Year ended Dec. 31,
	2011	2010	2009	2008	2007
Class 3
Per share data
Net asset value, beginning of period	$10.37	$10.17	$9.95	$10.23	$10.13
Income from investment operations:
Net investment income	0.09	0.12	0.21	0.32	0.42
Net realized and unrealized gain (loss)	0.05	0.18	0.33	(0.58)	0.10
Total from investment operations	0.14	0.30	0.54	(0.26)	0.52
Less distributions to shareholders from:
Net investment income	(0.09)	(0.10)	(0.32)	(0.02)	(0.42)
Total distributions to shareholders	(0.09)	(0.10)	(0.32)	(0.02)	(0.42)
Net asset value, end of period	$10.42	$10.37	$10.17	$9.95	$10.23
Total return	1.38%	3.00%	5.53%	(2.64% )	5.33%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.68%	0.76%	0.76%	0.79%	0.79%
Total expenses	0.68%	0.76%	0.76%	0.79%	0.79%
Net investment income	0.87%	1.15%	2.12%	3.19%	4.17%
Supplemental data
Net assets, end of period (in thousands)	$344,031	$417,768	$519,208	$503,080	$483,070
Portfolio turnover	92% (b)	323% (b)	428% (b)	314% (b)	213%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 66%, 203%, 350% and 190% for the years ended December 31, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

Notes to Financial Statements

December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – Short Duration U.S. Government Fund (the Fund), formerly known as RiverSource Variable Portfolio – Short Duration U.S. Government Fund, a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Prior to April 25, 2011, the Trust was named RiverSource Variable Series Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and Mortgaged backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

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Notes to Financial Statements (continued)

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

26	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

Fair Values of Derivative Instruments at December 31, 2011

	Asset derivatives		Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	$—*	Net assets — unrealized depreciation on futures contracts	$268,962*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Interest rate contracts	$(3,239,872)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Interest rate contracts	$(1,886,292)

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Futures Contracts	4,702

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

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Notes to Financial Statements (continued)

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. This treatment may exaggerate the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

28	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

Distributions to Subaccounts

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective April 30, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.36% to 0.24% as the Fund’s net assets increase. Prior to April 30, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.48% to 0.25% as the Fund’s net assets increased. The effective management fee rate for the year ended December 31, 2011 was 0.40% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2011 was 0.07% of the Fund’s average daily net assets.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were $6,190.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under

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Notes to Financial Statements (continued)

the 1940 Act may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended December 31, 2011, these differences are primarily due to differing treatments for futures, post-October losses, market discount/premium and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$256,838
Accumulated net realized loss	(125,709)
Paid-in capital	(131,129)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended December 31,	2011	2010
Ordinary income	$11,334,659	$10,885,174
Long-term capital gains	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$11,616,973
Undistributed accumulated long-term gain	—
Accumulated realized loss	(17,519,466)
Unrealized appreciation	9,234,490

At December 31, 2011, the cost of investments for federal income tax purposes was $1,379,515,336 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$10,377,704
Unrealized depreciation	$(826,871)
Net unrealized apppreciation	$9,550,833

30	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

The following capital loss carryforward, determined at December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Short-term	Long-term	Total
2013	$2,365,133	$—	$2,365,133
2016	617,552	—	617,552
2017	10,526,633	—	10,526,633
Unlimited	1,922,953	2,087,195	4,010,148
Total	$15,432,271	$2,087,195	$17,519,466

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Columbia Variable Portfolio – Short Duration U.S. Government Fund acquired $3,185,295 of capital loss carryforward in connection with the Columbia Federal Securities Fund merger (Note 10). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $1,104,948,858 and $1,083,099,801, respectively, for the year ended December 31, 2011, of which $1,579,050,627 and $1,562,657,617, respectively, were U.S. government securities.

Transactions to realign the Fund’s portfolio following the merger as described in Note 10 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $96,209,773 and $75,973,892, respectively.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At December 31, 2011, securities valued at $100,400,203 were on loan, secured by cash collateral of $102,396,572 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a

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Notes to Financial Statements (continued)

loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2011 affiliated shareholders account owned 95.7% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum..

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2011.

Note 10. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Federal Securities Fund, Variable Series (the acquired fund), a series of Columbia Funds Variable Insurance Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

32	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

The aggregate net assets of the Fund immediately before the acquisition were $1,167,471,514 and the combined net assets immediately after the acquisition were $1,230,772,391.

The merger was accomplished by a tax-free exchange of 6,515,300 shares of the acquired fund valued at $63,300,877 (including $987,419 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	2,691,525
Class 2	3,439,200

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment income, net loss on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended December 31, 2011, would have been approximately $12.3 million, $(3.0) million, $9.2 million and $18.5 million, respectively.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT	33

Notes to Financial Statements (continued)

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

34	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Variable Portfolio – Short Duration U.S. Government Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Short Duration U.S. Government Fund (formerly known as RiverSource VP – Short Duration U.S. Government Fund) (the Fund) (one of the portfolios constituting the Columbia Funds Variable Series Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Short Duration U.S. Government Fund of the Columbia Funds Variable Series Trust II at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 17, 2012

COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT	35

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended December 31, 2011

Income distributions — the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

36	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT	37

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 —May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

38	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT	39

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

40	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010;
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT	41

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

42	COLUMBIA VP – SHORT DURATION U.S. GOVERNMENT FUND — 2011 ANNUAL REPORT

Columbia VP – Short Duration U.S. Government Fund

P.O. Box 8081

Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Adviser, LLC.

©2012 Columbia Management Investment Advisers, LLC. All nights reserved.

S-6489 A (2/12)

Annual Report

Columbia Variable Portfolio – S&P 500 Index Fund

Annual Report for the Period Ended December 31, 2011

Columbia Variable Portfolio – S&P 500 Index Fund seeks to provide shareholders with long-term capital appreciation.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

Not FDIC Insured ¡ No Bank Guarantee • May lose value

See the Fund’s prospectus for risks associated with investing in the Fund.

2	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Variable Portfolio (VP) – S&P 500 Index Fund (the Fund) Class 3 shares gained 1.63% for the 12 months ended December 31, 2011.

>	The Fund underperformed the 2.11% increase of the Fund’s benchmark, the unmanaged Standard & Poor’s 500 Index (S&P 500 Index or the Index).

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	10 years
Columbia VP – S&P 500 Index Fund
Class 1	+1.63%	-0.60%	+2.48%
Class 2	+1.49%	-0.68%	+2.41%
Class 3	+1.63%	-0.60%	+2.48%
S&P 500 Index (unmanaged)	+2.11%	-0.25%	+2.92%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the Fund’s Class 3 shares (the oldest existing share class) for periods prior to April 25, 2011, the date on which Class 1 and Class 2 shares commenced operations. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

“Standard & Poor’s®,” “S&P,” “S&P 500®” and “Standard & Poor’s 500®” are trademarks of the McGraw-Hill Companies, Inc. These trademarks and service marks have been licensed for use by Ameriprise Financial, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Fund.

COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT	3

Manager Commentary

Effective May 2, 2011, RiverSource Variable Portfolio (VP) – S&P 500 Index Fund was re-named Columbia VP – S&P 500 Index Fund.

Columbia VP – S&P 500 Index Fund (the Fund) Class 3 shares gained 1.63% for the 12 months ended December 31, 2011. The Fund underperformed the 2.11% increase of its benchmark, the unmanaged Standard & Poor’s 500 Index (S&P 500 Index or the Index).

Mutual funds, unlike unmanaged indices, incur operating expenses. The Fund had an expense ratio of 0.53% for the reporting period.

Significant performance factors

The S&P 500 Index gain of 2.11% for the annual period masks what was particularly pronounced market volatility throughout 2011. The S&P 500 Index had been up as much as 9% through the end of April and down as much as 9% through early October.

Through April 2011, the U.S. equity markets had largely ignored a spike in oil prices and the impact of Japan’s natural and nuclear disasters on the global supply chain. But Europe’s sovereign debt crisis, the U.S. Congress’ ineffectiveness in addressing the U.S. debt ceiling and Standard & Poor’s unprecedented downgrade of the U.S. credit rating set off some of the wildest swings of the year in the U.S. stock market during the third quarter. Adding to the market’s woes in the summer months was slowed economic momentum, raising the odds of recession and making the U.S. economy even more susceptible to financial shocks. A continued weak job market, rising energy prices and, to a lesser degree, rising food prices more than offset a modest increase in personal income. Home prices fell during the third quarter, and manufacturing activity lost momentum both in the U.S. and around the globe. August was the worst performing month of the year for the broad U.S. equity markets. For the third quarter as a whole, the S&P 500 sustained a dramatic 14.33% drop.

Surprisingly little changed in the fourth quarter from the end of the third quarter. The market’s focus on Europe’s woes remained, and China’s manufacturing engine showed signs of slowing. Despite these ongoing concerns, U.S. corporations churned out reasonably strong numbers, with many reporting record profits. With an 11.15% gain, the fourth quarter of 2011 proved to be the best fourth quarter for the S&P 500 Index since 1999.

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	10.6%
Consumer Staples	11.4
Energy	12.1
Financials	13.3
Health Care	11.7
Industrials	10.6
Information Technology	18.8
Materials	3.5
Telecommunication Services	3.1
Utilities	3.8
Other(2)	1.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

4	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

TOP TEN HOLDINGS(1) (at December 31, 2011)
Exxon Mobil Corp.	3.6%
Apple, Inc.	3.3
International Business Machines Corp.	1.9
Chevron Corp.	1.9
Microsoft Corp.	1.7
General Electric Co.	1.7
Procter & Gamble Co. (The)	1.6
AT&T, Inc.	1.6
Johnson & Johnson	1.6
Pfizer, Inc.	1.5

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

All told, 2011 was a year full of surprises and challenges — unrest in the Middle East and North Africa, Japan’s violent earthquake and tsunami, U.S. and European sovereign debt troubles, political gridlock and more. By the conclusion of 2011, the S&P 500 Index ended up registering virtually flat returns. Though the Index was up 2.11%, the vast majority of that was attributable to dividends. Based on stock prices alone, the S&P 500 Index was actually down 0.0028%.

Seven of the ten sectors of the S&P 500 Index advanced during the 12 months ended December 31, 2011, but there was wide dispersion and notable rotation amongst sector performance as the year progressed. For the annual period as a whole, the more defensive sectors within the S&P 500 Index performed best. The more economically-sensitive cyclical sectors of the equity market lagged most. In terms of total return, utilities, consumer staples and health care were the best relative performers, each generating double-digit gains. On the basis of impact, which takes weightings and total returns into account, health care and consumer staples tied for the lead as the biggest contributors to the Index’s return, followed by utilities. The top performing industries for the annual period were gas utilities, trading companies and distributors, tobacco, health care technology and diversified consumer services.

Conversely, financials, materials and industrials were the weakest sectors from a total return perspective, each generating negative returns. On the basis of impact, which takes weightings and total returns into account, the same three sectors, in the same order, were the greatest detractors from performance. The worst performing industries for the annual period were wireless telecommunication services, diversified financial services, airlines, capital markets and automobiles.

Top individual contributors within the S&P 500 Index included information technology giants Apple and International Business Machines (IBM), major integrated oil company Exxon Mobil, pharmaceuticals company Pfizer and tobacco company Philip Morris Int’l. Four of the five top detractors, all of which lost ground during the annual period, were financials companies — Bank of America, Citigroup, Goldman Sachs and JPMorgan Chase. Information technology company Hewlett-Packard rounded out the top five detractors.

As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.

Changes to the Fund’s portfolio

Because the Fund strives to stay fully invested in the stocks that make up the S&P 500 Index and to replicate the performance of the Index, we align the Fund’s portfolio with the rebalancings undertaken by Standard & Poor’s on a quarterly basis. We also add stocks to and delete stocks from the portfolio to mirror those changes to the Index. Deletions typically result from mergers and acquisitions or financial reversals. Stocks added to the Index often have increased their capitalization beyond that of the S&P MidCap 400 Index, an unmanaged benchmark of medium-sized company stocks.

COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

During the annual period, there were 20 additions and 20 deletions to the Index and the Fund’s portfolio. Among those stocks added to the Index and the Fund during the annual period were energy-related companies Marathon Petroleum, Alpha Natural Resources, AGL Resources and Noble; retailers Dollar Tree and Chipotle Mexican Grill; manufacturers Cooper Industries, Joy Global and Xylem; and health care-related companies Perrigo, Edwards Lifesciences and Covidien.

Deletions included semiconductor companies MEMC Electronic Materials, QLogic and National Semiconductor; financials-related companies Janus Capital Group and Marshall & Ilsley; utility companies Nicor and Allegheny Energy; biopharmaceuticals companies Cephalon and Genzyme; retailer RadioShack; coal company Massey Energy; and computer security company McAfee.

Information technology maintained its position as the largest weighting in the Index and in the Fund, having surpassed financials in 2008.

Alfred Alley III Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

6	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

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COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT	7

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia VP – S&P 500 Index Fund Class 3 shares (from 1/1/02 to 12/31/11) as compared to the performance of the S&P 500 Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The total returns shown do not reflect expenses that apply to the variable account, annuity contract of life insurance policy. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	5 years	10 years
Columbia VP — S&P 500 Index Fund
Class 3	Cumulative value of $10,000	$10,163	$9,702	$12,777
	Average annual total return	+1.63%	-0.60%	+2.48%
S&P 500 Index(1)
	Cumulative value of $10,000	$10,211	$9,876	$13,335
	Average annual total return	+2.11%	-0.25%	+2.92%

Results for other share classes can be found on page 3.

8	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

(1)

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT	9

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	961.50	1,023.16	1.87	1.93	0.38
Class 2	1,000.00	1,000.00	960.40	1,021.96	3.05	3.14	0.62
Class 3	1,000.00	1,000.00	961.50	1,022.56	2.46	2.54	0.50

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

10	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Variable Portfolio – S&P 500 Index Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 99.1%
CONSUMER DISCRETIONARY 10.6%
Auto Components 0.3%
BorgWarner, Inc.(a)(b)	1,950	$124,293
Goodyear Tire & Rubber Co. (The)(b)	4,343	61,540
Johnson Controls, Inc.	12,092	377,996

Total		563,829
Automobiles 0.4%
Ford Motor Co.(b)	67,534	726,666
Harley-Davidson, Inc.(a)	4,130	160,533

Total		887,199
Distributors 0.1%
Genuine Parts Co.(a)	2,766	169,279
Diversified Consumer Services 0.1%
Apollo Group, Inc., Class A(b)	2,065	111,241
DeVry, Inc.	1,076	41,383
H&R Block, Inc (a)	5,205	84,998

Total		237,622
Hotels, Restaurants & Leisure 2.0%
Carnival Corp.(c)	8,042	262,491
Chipotle Mexican Grill, Inc.(a)(b)	556	187,783
Darden Restaurants, Inc.(a)	2,343	106,794
International Game Technology(a)	5,289	90,971
Marriott International, Inc., Class A(a)	4,765	138,995
McDonald’s Corp.	18,184	1,824,401
Starbucks Corp.(a)	13,247	609,494
Starwood Hotels & Resorts Worldwide, Inc.	3,415	163,818
Wyndham Worldwide Corp.	2,712	102,595
Wynn Resorts Ltd.(a)	1,407	155,459
Yum! Brands, Inc.	8,184	482,938

Total		4,125,739
Household Durables 0.2%
D.R. Horton, Inc.(a)	4,943	62,331
Harman International Industries, Inc.(a)	1,246	47,398
Leggett & Platt, Inc.(a)	2,473	56,978
Lennar Corp., Class A(a)	2,858	56,160
Newell Rubbermaid, Inc.	5,145	83,092
PulteGroup, Inc.(a)(b)	5,986	37,771
Whirlpool Corp.(a)	1,358	64,437

Total		408,167
Internet & Catalog Retail 0.8%
Amazon.com, Inc.(b)	6,465	1,119,092
Expedia, Inc.	1,685	48,899
Netflix, Inc.(a)(b)	984	68,181
priceline.com, Inc.(b)	885	413,923
TripAdvisor, Inc.(b)	1,685	42,479

Total		1,692,574
Leisure Equipment & Products 0.1%
Hasbro, Inc.(a)	2,063	65,789
Mattel, Inc.	6,018	167,060

Total		232,849
Media 3.1%
Cablevision Systems Corp., Class A	3,923	55,785
CBS Corp., Class B Non Voting	11,630	315,638
Comcast Corp., Class A	48,425	1,148,157

Issuer	Shares	Value

Common Stocks (continued)
CONSUMER DISCRETIONARY (cont.)
Media (cont.)
DIRECTV, Class A(b)	12,539	$536,168
Discovery Communications, Inc., Class A(b)	4,697	192,436
Gannett Co., Inc.(a)	4,235	56,622
Interpublic Group of Companies, Inc. (The)	8,196	79,747
McGraw-Hill Companies, Inc. (The)(a)	5,214	234,474
News Corp., Class A(a)	38,972	695,260
Omnicom Group, Inc.(a)	4,903	218,576
Scripps Networks Interactive, Inc., Class A(a)	1,729	73,344
Time Warner Cable, Inc.	5,671	360,505
Time Warner, Inc.(a)	17,787	642,822
Viacom, Inc., Class B	9,814	445,654
Walt Disney Co. (The)	31,927	1,197,262
Washington Post Co. (The), Class B(a)	86	32,406

Total		6,284,856
Multiline Retail 0.8%
Big Lots, Inc.(a)(b)	1,165	43,990
Dollar Tree, Inc.(a)(b)	2,115	175,778
Family Dollar Stores, Inc.	2,086	120,279
JC Penney Co., Inc.	2,540	89,281
Kohl’s Corp.	4,504	222,272
Macy’s, Inc. (a)	7,461	240,095
Nordstrom, Inc.(a)	2,875	142,916
Sears Holdings Corp.(a)(b)	684	21,738
Target Corp.	11,935	611,311

Total		1,667,660
Specialty Retail 2.0%
Abercrombie & Fitch Co., Class A(a)	1,528	74,627
AutoNation, Inc.(a)(b)	845	31,155
AutoZone, Inc.(b)	496	161,185
Bed Bath & Beyond, Inc.(b)	4,266	247,300
Best Buy Co., Inc.(a)	5,215	121,874
CarMax, Inc. (a)(b)	4,024	122,651
GameStop Corp., Class A(a)(b)	2,460	59,360
Gap, Inc. (The) (a)	6,166	114,379
Home Depot, Inc. (The)(a)	27,396	1,151,728
Limited Brands, Inc.	4,371	176,370
Lowe’s Companies, Inc.	22,260	564,959
O’Reilly Automotive, Inc. (a)(b)	2,281	182,366
Ross Stores, Inc.	4,109	195,301
Staples, Inc.	12,430	172,653
Tiffany & Co.(a)	2,256	149,483
TJX Companies, Inc.	6,702	432,614
Urban Outfitters, Inc.(a)(b)	1,973	54,376

Total		4,012,381
Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	5,186	316,553
Nike, Inc., Class B	6,592	635,271
Ralph Lauren Corp.(a)	1,146	158,240
VF Corp.	1,549	196,708

Total		1,306,772
TOTAL CONSUMER DISCRETIONARY		21,588,927
CONSUMER STAPLES 11.4%
Beverages 2.6%
Beam, Inc.	2,763	141,549
Brown-Forman Corp., Class B	1,793	144,354

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT	11

Portfolio of Investments (continued)

Columbia Variable Portfolio – S&P 500 Index Fund

Issuer	Shares	Value

Common Stocks (continued)
CONSUMER STAPLES (cont.)
Beverages (cont.)
Coca-Cola Co. (The)(a)	40,364	$2,824,269
Coca-Cola Enterprises, Inc.	5,545	142,950
Constellation Brands, Inc., Class A(a)(b)	3,094	63,953
Dr. Pepper Snapple Group, Inc.(a)	3,810	150,419
Molson Coors Brewing Co., Class B(a)	2,800	121,912
PepsiCo, Inc.	27,784	1,843,468

Total		5,432,874
Food & Staples Retailing 2.4%
Costco Wholesale Corp.	7,702	641,731
CVS Caremark Corp.	23,132	943,323
Kroger Co. (The)	10,612	257,023
Safeway, Inc.(a)	6,041	127,103
SUPERVALU, Inc.(a)	3,772	30,629
SYSCO Corp.(a)	10,484	307,496
Wal-Mart Stores, Inc.	31,040	1,854,950
Walgreen Co.(a)	15,804	522,480
Whole Foods Market, Inc.(a)	2,839	197,537

Total		4,882,272
Food Products 1.9%
Archer-Daniels-Midland Co.	11,871	339,511
Campbell Soup Co.(a)	3,187	105,936
ConAgra Foods, Inc.	7,366	194,463
Dean Foods Co.(b)	3,265	36,568
General Mills, Inc.	11,435	462,088
Hershey Co. (The)	2,721	168,103
HJ Heinz Co.(a)	5,691	307,542
Hormel Foods Corp.(a)	2,451	71,790
JM Smucker Co. (The)	2,023	158,138
Kellogg Co.(a)	4,404	222,710
Kraft Foods, Inc., Class A	31,398	1,173,029
McCormick & Co., Inc.(a)	2,358	118,890
Mead Johnson Nutrition Co.	3,618	248,665
Sara Lee Corp.(a)	10,499	198,641
Tyson Foods, Inc., Class A	5,192	107,163

Total		3,913,237
Household Products 2.3%
Clorox Co. (The)	2,344	156,017
Colgate-Palmolive Co.	8,601	794,646
Kimberly-Clark Corp.(a)	7,004	515,214
Procter & Gamble Co. (The)	48,896	3,261,852

Total		4,727,729
Personal Products 0.2%
Avon Products, Inc.(a)	7,656	133,751
Estee Lauder Companies, Inc. (The), Class A(a)	1,985	222,955

Total		356,706
Tobacco 2.0%
Altria Group, Inc.	36,546	1,083,589
Lorillard, Inc.	2,399	273,486
Philip Morris International, Inc.	30,869	2,422,599
Reynolds American, Inc.	6,008	248,851

Total		4,028,525
TOTAL CONSUMER STAPLES		23,341,343
ENERGY 12.2%
Energy Equipment & Services 2.0%
Baker Hughes, Inc.	7,757	377,301
Cameron International Corp.(a)(b)	4,358	214,370

Issuer	Shares	Value

Common Stocks (continued)
ENERGY (cont.)
Energy Equipment & Services (cont.)
Diamond Offshore Drilling, Inc.(a)	1,235	$68,246
FMC Technologies, Inc.(a)(b)	4,235	221,194
Halliburton Co.	16,353	564,342
Helmerich & Payne, Inc.(a)	1,904	111,117
Nabors Industries Ltd.(a)(b)(c)	5,110	88,607
National Oilwell Varco, Inc.	7,532	512,101
Noble Corp.(b)(c)	4,486	135,567
Rowan Companies, Inc.(b)	2,221	67,363
Schlumberger Ltd.(c)	23,852	1,629,330

Total		3,989,538
Oil, Gas & Consumable Fuels 10.2%
Alpha Natural Resources, Inc.(a)(b)	3,906	79,800
Anadarko Petroleum Corp.	8,850	675,520
Apache Corp.	6,825	618,208
Cabot Oil & Gas Corp.(a)	1,857	140,946
Chesapeake Energy Corp.	11,716	261,150
Chevron Corp.	35,392	3,765,709
ConocoPhillips	23,596	1,719,441
Consol Energy, Inc.	4,031	147,938
Denbury Resources, Inc.(a)(b)	7,060	106,606
Devon Energy Corp.	7,178	445,036
El Paso Corp.	13,705	364,142
EOG Resources, Inc.	4,778	470,681
EQT Corp.	2,656	145,522
Exxon Mobil Corp.	85,183	7,220,111
Hess Corp.	5,296	300,813
Marathon Oil Corp.	12,506	366,051
Marathon Petroleum Corp.	6,336	210,925
Murphy Oil Corp.	3,439	191,690
Newfield Exploration Co.(b)	2,355	88,854
Noble Energy, Inc.(a)	3,120	294,497
Occidental Petroleum Corp.	14,427	1,351,810
Peabody Energy Corp.(a)	4,814	159,392
Pioneer Natural Resources Co.(a)	2,175	194,619
QEP Resources, Inc.	3,145	92,148
Range Resources Corp.	2,780	172,193
Southwestern Energy Co.(b)	6,174	197,198
Spectra Energy Corp.(a)	11,558	355,408
Sunoco, Inc.(a)	1,897	77,815
Tesoro Corp.(b)	2,528	59,054
Valero Energy Corp.	9,947	209,384
Williams Companies, Inc. (The)(a)	10,475	345,884

Total		20,828,545
TOTAL ENERGY		24,818,083
FINANCIALS 13.3%
Capital Markets 1.8%
Ameriprise Financial, Inc.(a)(d)	4,021	199,602
Bank of New York Mellon Corp. (The)	21,551	429,080
BlackRock, Inc.(a)	1,780	317,267
Charles Schwab Corp. (The)(a)	19,184	216,012
E*Trade Financial Corp.(b)	4,512	35,916
Federated Investors, Inc., Class B(a)	1,641	24,861
Franklin Resources, Inc.	2,587	248,507
Goldman Sachs Group, Inc. (The)	8,749	791,172
Invesco Ltd.(c)	8,015	161,021
Legg Mason, Inc.(a)	2,211	53,175
Morgan Stanley	26,375	399,054
Northern Trust Corp.	4,283	169,864

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – S&P 500 Index Fund

Issuer	Shares	Value

Common Stocks (continued)
FINANCIALS (cont.)
Capital Markets (cont.)
State Street Corp.(e)	8,743	$352,430
T Rowe Price Group, Inc.(a)	4,490	255,706

Total		3,653,667
Commercial Banks 2.6%
BB&T Corp.(a)	12,389	311,831
Comerica, Inc.(a)	3,531	91,100
Fifth Third Bancorp(a)	16,346	207,921
First Horizon National Corp.(a)	4,685	37,480
Huntington Bancshares, Inc.(a)	15,356	84,304
KeyCorp	16,934	130,222
M&T Bank Corp.(a)	2,233	170,467
PNC Financial Services Group, Inc.	9,350	539,215
Regions Financial Corp.	22,372	96,200
SunTrust Banks, Inc.	9,543	168,911
U.S. Bancorp(a)	33,916	917,428
Wells Fargo & Co.	93,719	2,582,896
Zions Bancorporation(a)	3,275	53,317

Total		5,391,292
Consumer Finance 0.8%
American Express Co.	17,958	847,079
Capital One Financial Corp.	8,169	345,467
Discover Financial Services	9,768	234,432
SLM Corp.	9,041	121,149

Total		1,548,127
Diversified Financial Services 2.7%
Bank of America Corp.	180,131	1,001,528
Citigroup, Inc.	51,959	1,367,041
CME Group, Inc.(a)	1,180	287,531
IntercontinentalExchange, Inc.(b)	1,291	155,630
JPMorgan Chase & Co.	67,528	2,245,306
Leucadia National Corp.(a)	3,521	80,068
Moody’s Corp.(a)	3,472	116,937
NASDAQ OMX Group, Inc. (The)(b)	2,267	55,564
NYSE Euronext	4,656	121,522

Total		5,431,127
Insurance 3.5%
ACE Ltd.(c)	5,986	419,738
Aflac, Inc.	8,296	358,885
Allstate Corp. (The)	8,981	246,169
American International Group, Inc.(a)(b)	7,763	180,102
AON Corp.	5,745	268,866
Assurant, Inc.	1,637	67,215
Berkshire Hathaway, Inc., Class B(b)	31,244	2,383,917
Chubb Corp. (The)	4,942	342,085
Cincinnati Financial Corp.(a)	2,880	87,725
Genworth Financial, Inc., Class A(b)	8,725	57,149
Hartford Financial Services Group, Inc.	7,922	128,732
Lincoln National Corp.(a)	5,361	104,111
Loews Corp.	5,427	204,326
Marsh & McLennan Companies, Inc.(a)	9,561	302,319
MetLife, Inc.	18,796	586,059
Principal Financial Group, Inc.	5,423	133,406
Progressive Corp. (The)(a)	10,960	213,830
Prudential Financial, Inc.	8,388	420,406
Torchmark Corp.(a)	1,812	78,623
Travelers Companies, Inc. (The)(a)	7,336	434,071

Issuer	Shares	Value

Common Stocks (continued)
FINANCIALS (cont.)
Insurance (cont.)
Unum Group	5,196	$109,480
XL Group PLC(c)	5,696	112,610

Total		7,239,824
Real Estate Investment Trusts (REITs) 1.8%
Apartment Investment & Management Co., Class A	2,149	49,234
AvalonBay Communities, Inc.(a)	1,690	220,714
Boston Properties, Inc.(a)	2,624	261,350
Equity Residential	5,272	300,662
HCP, Inc.	7,247	300,243
Health Care REIT, Inc.	3,373	183,930
Host Hotels & Resorts, Inc.(a)	12,551	185,378
Kimco Realty Corp.(a)	7,232	117,448
Plum Creek Timber Co., Inc.(a)	2,866	104,781
ProLogis, Inc.(a)	8,144	232,837
Public Storage	2,523	339,243
Simon Property Group, Inc.(a)	5,221	673,196
Ventas, Inc.(a)	5,117	282,100
Vornado Realty Trust(a)	3,279	252,024
Weyerhaeuser Co.(a)	9,533	177,981

Total		3,681,121
Real Estate Management & Development —%
CBRE Group, Inc.(a)(b)	5,764	87,728
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.(a)	9,374	58,587
People’s United Financial, Inc.(a)	6,409	82,356

Total		140,943
TOTAL FINANCIALS		27,173,829
HEALTH CARE 11.8%
Biotechnology 1.2%
Amgen, Inc.	14,097	905,168
Biogen Idec, Inc.(b)	4,317	475,086
Celgene Corp.(a)(b)	7,889	533,296
Gilead Sciences, Inc.(b)	13,349	546,375

Total		2,459,925
Health Care Equipment & Supplies 1.8%
Baxter International, Inc.	10,021	495,839
Becton Dickinson and Co.	3,819	285,355
Boston Scientific Corp.(b)	26,329	140,597
CareFusion Corp.(b)	3,992	101,437
Covidien PLC(c)	8,574	385,916
CR Bard, Inc.	1,524	130,302
DENTSPLY International, Inc.(a)	2,516	88,035
Edwards Lifesciences Corp.(a)(b)	2,027	143,309
Intuitive Surgical, Inc.(b)	693	320,866
Medtronic, Inc.(a)	18,755	717,379
St. Jude Medical, Inc.	5,669	194,447
Stryker Corp.(a)	5,781	287,373
Varian Medical Systems, Inc.(a)(b)	2,000	134,260
Zimmer Holdings, Inc.(a)(b)	3,184	170,089

Total		3,595,204
Health Care Providers & Services 2.1%
Aetna, Inc.(a)	6,439	271,661
AmerisourceBergen Corp.(a)	4,591	170,739
Cardinal Health, Inc.	6,140	249,345
CIGNA Corp.	5,073	213,066

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT	13

Portfolio of Investments (continued)

Columbia Variable Portfolio – S&P 500 Index Fund

Issuer	Shares	Value

Common Stocks (continued)
HEALTH CARE (cont.)
Health Care Providers & Services (cont.)
Coventry Health Care, Inc.(b)	2,564	$77,869
DaVita, Inc.(a)(b)	1,662	125,996
Express Scripts, Inc.(a)(b)	8,646	386,390
Humana, Inc.	2,906	254,595
Laboratory Corp. of America Holdings(b)	1,761	151,393
McKesson Corp.	4,364	339,999
Medco Health Solutions, Inc.(b)	6,880	384,592
Patterson Companies, Inc.(a)	1,563	46,140
Quest Diagnostics, Inc.(a)	2,804	162,800
Tenet Healthcare Corp.(b)	7,719	39,598
UnitedHealth Group, Inc.	18,945	960,133
WellPoint, Inc.	6,182	409,558

Total		4,243,874
Health Care Technology 0.1%
Cerner Corp.(a)(b)	2,589	158,576
Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.(b)	6,171	215,553
Life Technologies Corp.(a)(b)	3,167	123,228
PerkinElmer, Inc.	2,010	40,200
Thermo Fisher Scientific, Inc.(b)	6,723	302,333
Waters Corp.(b)	1,592	117,888

Total		799,202
Pharmaceuticals 6.2%
Abbott Laboratories	27,685	1,556,728
Allergan, Inc.	5,421	475,639
Bristol-Myers Squibb Co.	30,115	1,061,253
Eli Lilly & Co.	18,106	752,485
Forest Laboratories, Inc.(b)	4,748	143,674
Hospira, Inc.(a)(b)	2,927	88,893
Johnson & Johnson	48,532	3,182,729
Merck & Co., Inc.	54,167	2,042,096
Mylan, Inc.(a)(b)	7,580	162,667
Perrigo Co.(a)	1,656	161,129
Pfizer, Inc.	136,610	2,956,240
Watson Pharmaceuticals, Inc.(b)	2,260	136,368

Total		12,719,901
TOTAL HEALTH CARE		23,976,682
INDUSTRIALS 10.6%
Aerospace & Defense 2.6%
Boeing Co. (The)	13,209	968,880
General Dynamics Corp.	6,329	420,309
Goodrich Corp.	2,225	275,233
Honeywell International, Inc.	13,746	747,095
L-3 Communications Holdings, Inc.(a)	1,775	118,357
Lockheed Martin Corp.	4,715	381,443
Northrop Grumman Corp.(a)	4,643	271,523
Precision Castparts Corp.(a)	2,562	422,192
Raytheon Co.	6,151	297,585
Rockwell Collins, Inc.(a)	2,689	148,890
Textron, Inc.(a)	4,944	91,415
United Technologies Corp.	16,103	1,176,968

Total		5,319,890
Air Freight & Logistics 1.0%
CH Robinson Worldwide, Inc.(a)	2,918	203,618
Expeditors International of Washington, Inc.	3,768	154,337
FedEx Corp.	5,637	470,746
United Parcel Service, Inc., Class B	17,149	1,255,136

Total		2,083,837

Issuer	Shares	Value

Common Stocks (continued)
INDUSTRIALS (cont.)
Airlines 0.1%
Southwest Airlines Co.	13,836	$118,436
Building Products —%
Masco Corp.(a)	6,359	66,642
Commercial Services & Supplies 0.4%
Avery Dennison Corp.	1,869	53,603
Cintas Corp.(a)	1,960	68,228
Iron Mountain, Inc.(a)	3,299	101,609
Pitney Bowes, Inc.(a)	3,548	65,780
Republic Services, Inc.	5,595	154,142
RR Donnelley & Sons Co.(a)	3,338	48,167
Stericycle, Inc.(a)(b)	1,513	117,893
Waste Management, Inc.(a)	8,181	267,601

Total		877,023
Construction & Engineering 0.2%
Fluor Corp.	3,015	151,504
Jacobs Engineering Group, Inc.(b)	2,277	92,401
Quanta Services, Inc.(b)	3,734	80,430

Total		324,335
Electrical Equipment 0.5%
Cooper Industries PLC(c)	2,810	152,162
Emerson Electric Co.(a)	13,076	609,211
Rockwell Automation, Inc.(a)	2,522	185,039
Roper Industries, Inc.(a)	1,715	148,982

Total		1,095,394
Industrial Conglomerates 2.6%
3M Co.	12,455	1,017,947
Danaher Corp.	10,124	476,233
General Electric Co.	187,622	3,360,310
Tyco International Ltd.(c)	8,210	383,489

Total		5,237,979
Machinery 2.0%
Caterpillar, Inc.(a)	11,492	1,041,175
Cummins, Inc.	3,427	301,644
Deere & Co.(a)	7,356	568,987
Dover Corp.	3,294	191,217
Eaton Corp.(a)	5,939	258,525
Flowserve Corp.(a)	987	98,029
Illinois Tool Works, Inc.(a)	8,587	401,099
Ingersoll-Rand PLC(c)	5,548	169,048
Joy Global, Inc.(a)	1,868	140,044
PACCAR, Inc.(a)	6,366	238,534
Pall Corp.	2,046	116,929
Parker Hannifin Corp.(a)	2,685	204,731
Snap-On, Inc.(a)	1,034	52,341
Stanley Black & Decker, Inc.	3,002	202,935
Xylem, Inc.	3,280	84,263

Total		4,069,501
Professional Services 0.1%
Dun & Bradstreet Corp. (The)	864	64,653
Equifax, Inc.(a)	2,152	83,368
Robert Half International, Inc.(a)	2,541	72,317

Total		220,338
Road & Rail 0.9%
CSX Corp.	18,659	392,958
Norfolk Southern Corp.	5,973	435,193

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – S&P 500 Index Fund

Issuer	Shares	Value

Common Stocks (continued)
INDUSTRIALS (cont.)
Road & Rail (cont.)
Ryder System, Inc.	909	$48,304
Union Pacific Corp.	8,585	909,495

Total		1,785,950
Trading Companies & Distributors 0.2%
Fastenal Co.(a)	5,246	228,778
WW Grainger, Inc.	1,078	201,791

Total		430,569
TOTAL INDUSTRIALS		21,629,894
INFORMATION TECHNOLOGY 18.8%
Communications Equipment 2.1%
Cisco Systems, Inc.	95,538	1,727,327
F5 Networks, Inc.(a)(b)	1,413	149,948
Harris Corp.(a)	2,058	74,170
JDS Uniphase Corp.(a)(b)	4,072	42,512
Juniper Networks, Inc.(b)	9,348	190,793
Motorola Mobility Holdings, Inc.(b)	4,684	181,739
Motorola Solutions, Inc.(a)	5,091	235,662
QUALCOMM, Inc.	29,873	1,634,053

Total		4,236,204
Computers & Peripherals 4.6%
Apple, Inc.(b)(e)	16,517	6,689,385
Dell, Inc.(b)	27,138	397,029
EMC Corp.(a)(b)	36,253	780,890
Hewlett-Packard Co.	35,312	909,637
Lexmark International, Inc., Class A(a)	1,276	42,197
NetApp, Inc.(a)(b)	6,373	231,149
SanDisk Corp.(b)	4,270	210,127
Western Digital Corp.(b)	4,155	128,597

Total		9,389,011
Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp., Class A	2,945	133,674
Corning, Inc.	27,930	362,531
FLIR Systems, Inc.(a)	2,772	69,494
Jabil Circuit, Inc.(a)	3,256	64,013
Molex, Inc.	2,437	58,147
TE Connectivity Ltd.(a)(c)	7,543	232,400

Total		920,259
Internet Software & Services 2.0%
Akamai Technologies, Inc.(a)(b)	3,189	102,941
eBay, Inc.(b)	20,418	619,278
Google, Inc., Class A(b)	4,490	2,900,091
VeriSign, Inc.	2,827	100,980
Yahoo!, Inc.(b)	22,042	355,538

Total		4,078,828
IT Services 3.8%
Accenture PLC, Class A(c)	11,390	606,290
Automatic Data Processing, Inc.(a)	8,685	469,077
Cognizant Technology Solutions Corp., Class A(b)	5,369	345,280
Computer Sciences Corp.(a)	2,756	65,317
Fidelity National Information Services, Inc.	4,311	114,630
Fiserv, Inc.(b)	2,503	147,026
International Business Machines Corp.	20,946	3,851,550
Mastercard, Inc., Class A	1,895	706,494
Paychex, Inc.(a)	5,732	172,591
SAIC, Inc.(a)(b)	4,909	60,332

Issuer	Shares	Value

Common Stocks (continued)
INFORMATION TECHNOLOGY (cont.)
IT Services (cont.)
Teradata Corp.(b)	2,975	$144,317
Total System Services, Inc.	2,881	56,352
Visa, Inc., Class A(a)	9,038	917,628
Western Union Co. (The)	11,003	200,915

Total		7,857,799
Office Electronics 0.1%
Xerox Corp.(a)	24,650	196,214
Semiconductors & Semiconductor Equipment 2.3%
Advanced Micro Devices, Inc.(a)(b)	10,404	56,182
Altera Corp.(a)	5,702	211,544
Analog Devices, Inc.	5,295	189,455
Applied Materials, Inc.	23,203	248,504
Broadcom Corp., Class A(b)	8,621	253,113
First Solar, Inc.(a)(b)	1,044	35,245
Intel Corp.	90,493	2,194,455
KLA-Tencor Corp.(a)	2,962	142,916
Linear Technology Corp.	4,048	121,561
LSI Corp.(b)	10,014	59,583
Microchip Technology, Inc.(a)	3,397	124,432
Micron Technology, Inc.(b)	17,551	110,396
Novellus Systems, Inc.(b)	1,183	48,846
NVIDIA Corp.(b)	10,852	150,409
Teradyne, Inc.(b)	3,271	44,584
Texas Instruments, Inc.(a)	20,307	591,137
Xilinx, Inc.(a)	4,664	149,528

Total		4,731,890
Software 3.4%
Adobe Systems, Inc.(b)	8,724	246,627
Autodesk, Inc.(b)	4,031	122,260
BMC Software, Inc.(b)	3,025	99,159
CA, Inc.	6,576	132,934
Citrix Systems, Inc.(b)	3,314	201,226
Electronic Arts, Inc.(b)	5,890	121,334
Intuit, Inc.	5,283	277,833
Microsoft Corp.	133,054	3,454,082
Oracle Corp.	69,928	1,793,653
Red Hat, Inc.(b)	3,427	141,501
Salesforce.com, Inc.(a)(b)	2,417	245,229
Symantec Corp.(b)	13,101	205,031

Total		7,040,869
TOTAL INFORMATION TECHNOLOGY		38,451,074
MATERIALS 3.5%
Chemicals 2.2%
Air Products & Chemicals, Inc.	3,740	318,611
Airgas, Inc.	1,214	94,789
CF Industries Holdings, Inc.	1,162	168,467
Dow Chemical Co. (The)	21,003	604,046
Eastman Chemical Co.	2,445	95,502
Ecolab, Inc.	5,334	308,358
EI du Pont de Nemours & Co.	16,420	751,708
FMC Corp.	1,252	107,722
International Flavors & Fragrances, Inc.	1,438	75,380
Monsanto Co.	9,515	666,716
Mosaic Co. (The)	5,291	266,825
PPG Industries, Inc.	2,744	229,097
Praxair, Inc.	5,327	569,456

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

Columbia Variable Portfolio – S&P 500 Index Fund

Issuer	Shares	Value

Common Stocks (continued)
MATERIALS (cont.)
Software (cont.)
Sherwin-Williams Co. (The)	1,531	$136,672
Sigma-Aldrich Corp.	2,140	133,664

Total		4,527,013
Construction Materials 0.1%
Vulcan Materials Co.(a)	2,297	90,387
Containers & Packaging 0.1%
Ball Corp.(a)	2,890	103,202
Bemis Co., Inc.(a)	1,830	55,047
Owens-Illinois, Inc.(b)	2,919	56,570
Sealed Air Corp.	3,367	57,946

Total		272,765
Metals & Mining 0.9%
Alcoa, Inc.(a)	18,914	163,606
Allegheny Technologies, Inc.	1,890	90,342
Cliffs Natural Resources, Inc.	2,542	158,494
Freeport-McMoRan Copper & Gold, Inc.	16,846	619,764
Newmont Mining Corp.	8,794	527,728
Nucor Corp.(a)	5,628	222,700
Titanium Metals Corp.(a)	1,463	21,916
United States Steel Corp.(a)	2,559	67,711

Total		1,872,261
Paper & Forest Products 0.2%
International Paper Co.(a)	7,767	229,903
MeadWestvaco Corp.	3,034	90,869

Total		320,772
TOTAL MATERIALS		7,083,198
TELECOMMUNICATION SERVICES 3.1%
Diversified Telecommunication Services 2.8%
AT&T, Inc.	105,315	3,184,727
CenturyLink, Inc.	10,976	408,307
Frontier Communications Corp.(a)	17,685	91,078
Verizon Communications, Inc.	50,313	2,018,557
Windstream Corp.(a)	10,357	121,591

Total		5,824,260
Wireless Telecommunication Services 0.3%
American Tower REIT, Inc.	6,985	419,170
MetroPCS Communications, Inc.(b)	5,215	45,266
Sprint Nextel Corp.(b)	53,241	124,584

Total		589,020
TOTAL TELECOMMUNICATION SERVICES		6,413,280
UTILITIES 3.8%
Electric Utilities 2.1%
American Electric Power Co., Inc.	8,582	354,522
Duke Energy Corp.(a)	23,685	521,070
Edison International	5,790	239,706
Entergy Corp.	3,130	228,647
Exelon Corp.(a)	11,783	511,029
FirstEnergy Corp.	7,433	329,282
NextEra Energy, Inc.	7,509	457,148
Northeast Utilities(a)	3,146	113,476
Pepco Holdings, Inc.	4,033	81,870
Pinnacle West Capital Corp.(a)	1,940	93,469
PPL Corp.	10,277	302,349

Issuer	Shares	Value

Common Stocks (continued)
UTILITIES (cont.)
Electric Utilities (cont.)
Progress Energy, Inc.	5,243	$293,713
Southern Co. (The)(a)	15,318	709,070

Total		4,235,351
Gas Utilities 0.1%
AGL Resources, Inc.	2,074	87,647
Oneok, Inc.(a)	1,830	158,643

Total		246,290
Independent Power Producers & Energy Traders 0.2%
AES Corp. (The)(b)	11,458	135,663
Constellation Energy Group, Inc.	3,582	142,098
NRG Energy, Inc.(b)	4,087	74,056

Total		351,817
Multi-Utilities 1.4%
Ameren Corp.	4,305	142,625
CenterPoint Energy, Inc.	7,570	152,081
CMS Energy Corp.(a)	4,478	98,874
Consolidated Edison, Inc.(a)	5,205	322,866
Dominion Resources, Inc.(a)	10,123	537,329
DTE Energy Co.(a)	3,008	163,786
Integrys Energy Group, Inc.	1,385	75,039
NiSource, Inc.(a)	4,996	118,955
PG&E Corp.(a)	7,213	297,320
Public Service Enterprise Group, Inc.	8,991	296,793
SCANA Corp.(a)	2,051	92,418
Sempra Energy	4,259	234,245
TECO Energy, Inc.	3,835	73,402
Wisconsin Energy Corp.(a)	4,110	143,686
Xcel Energy, Inc.	8,618	238,201

Total		2,987,620
TOTAL UTILITIES		7,821,078
Total Common Stocks
(Cost: $171,802,831)		202,297,388

	Shares	Value

Money Market Funds 1.1%
Columbia Short-Term Cash Fund, 0.141%(d)(f)	2,225,413	$2,225,413
Total Money Market Funds
(Cost: $2,225,413)		$2,225,413

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 14.3%
Certificates of Deposit 0.5%
Standard Chartered Bank PLC
03/05/12	0.630%	1,000,000	$1,000,000
Repurchase Agreements 13.8%
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $15,000,1667(g)	0.100%	$15,000,000	15,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $10,000,156(g)	0.140%	10,000,000	10,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – S&P 500 Index Fund

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $3,214,494(g)	0.080%	3,214,466	$3,214,466
Total			28,214,466
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $29,214,466)			$29,214,466
Total Investments
(Cost: $203,242,710)			$233,737,267
Other Assets & Liabilities, Net			(29,614,966)
Net Assets			$204,122,301

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2011
Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500 Index	8	$2,505,200	March 2012	$67,272	$—

Notes to Portfolio of Investments

(a)	At December 31, 2011, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $4,738,669 or 2.32% of net assets.

(d)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Ameriprise Financial, Inc.	$151,738	$10,293	$(56,307)	$26,222	$131,946	$3,934	$199,602
Columbia Short-Term Cash Fund	2,406,983	33,848,708	(34,030,278)	—	2,225,413	3,694	2,225,413
Total	$2,558,721	$33,859,001	$(34,086,585)	$26,222	$2,357,359	$7,628	$2,425,015

(e)	At December 31, 2011, investments in securities included securities valued at $544,307 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(f)	The rate shown is the seven-day current annualized yield at December 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Portfolio of Investments (continued)

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$7,577,351
Ginnie Mae I Pool	3,754,606
Ginnie Mae II Pool	3,968,043
Total Market Value of Collateral Securities	$15,300,000

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$2,593,413
Fannie Mae REMICS	945,601
Fannie Mae Whole Loan	3,125
Fannie Mae-Aces	11,475
Federal Farm Credit Bank	88,075
Federal Home Loan Banks	99,335
Federal Home Loan Mortgage Corp	79,092
Federal National Mortgage Association	164,094
Freddie Mac Gold Pool	1,114,165
Freddie Mac Non Gold Pool	334,161
Freddie Mac Reference REMIC	27
Freddie Mac REMICS	754,297
Ginnie Mae I Pool	1,297,603
Ginnie Mae II Pool	1,738,407
Government National Mortgage Association	426,631
United States Treasury Bill	16,061
United States Treasury Note/Bond	521,403
United States Treasury Strip Coupon	13,035
Total Market Value of Collateral Securities	$10,200,000

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$990,638
Freddie Mac REMICS	348,404
Government National Mortgage Association	1,939,713
Total Market Value of Collateral Securities	$3,278,755

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – S&P 500 Index Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Columbia Variable Portfolio – S&P 500 Index Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of December 31, 2011:

Description(a)	Fair value at December 31, 2011
	Level 1 Quoted Prices in Active Markets for Identical Assets(b)	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$21,588,927	$—	$—	$21,588,927
Consumer Staples	23,341,343	—	—	23,341,343
Energy	24,818,083	—	—	24,818,083
Financials	27,173,829	—	—	27,173,829
Health Care	23,976,682	—	—	23,976,682
Industrials	21,629,894	—	—	21,629,894
Information Technology	38,451,074	—	—	38,451,074
Materials	7,083,198	—	—	7,083,198
Telecommunication Services	6,413,280	—	—	6,413,280
Utilities	7,821,078	—	—	7,821,078
Total Equity Securities	202,297,388	—	—	202,297,388
Other
Money Market Funds	2,225,413	—	—	2,225,413
Investments of Cash Collateral Received for Securities on Loan	—	29,214,466	—	29,214,466
Total Other	2,225,413	29,214,466	—	31,439,879
Investments in Securities	204,522,801	29,214,466	—	233,737,267
Derivatives(c)
Assets
Futures Contracts	67,272	—	—	67,272
Total	$204,590,073	$29,214,466	$—	$233,804,539

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $171,670,885)	$202,097,786
Affiliated issuers (identified cost $2,357,359)	2,425,015
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $1,000,000)	1,000,000
Repurchase agreements (identified cost $28,214,466)	28,214,466
Total investments (identified cost $203,242,710)	233,737,267
Cash	885
Receivable for:
Investments sold	32,289
Dividends	306,235
Interest	3,483
Prepaid expense	7,793
Trustees’ deferred compensation plan	16,389
Total assets	234,104,341
Liabilities
Due upon return of securities on loan	29,214,466
Payable for:
Capital shares purchased	568,145
Variation margin on futures contracts	9,600
Investment management fees	16,743
Distribution fees	22,596
Transfer agent fees	10,046
Administration fees	16,743
Other expenses	107,312
Trustees’ deferred compensation plan	16,389
Total liabilities	29,982,040
Net assets applicable to outstanding capital stock	$204,122,301
Represented by
Partners’ capital	$204,122,301
Total — representing net assets applicable to outstanding capital stock	$204,122,301
*Value of securities on loan	$28,504,435
Net assets applicable to outstanding shares
Class 1	$25,279
Class 2	$15,825,904
Class 3	$188,271,118
Shares outstanding
Class 1	2,888
Class 2	1,811,020
Class 3	21,521,855
Net asset value per share
Class 1	$8.75
Class 2	$8.74
Class 3	$8.75

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT	21

Statement of Operations

Year ended December 31, 2011

Net investment income
Income:
Dividends	$4,451,762
Interest	27
Dividends from affiliates	7,628
Income from securities lending — net	35,278
Total income	4,494,695
Expenses:
Investment management fees	301,369
Distribution fees
Class 2	29,369
Class 3	254,261
Transfer agent fees
Class 1	10
Class 2	6,946
Class 3	122,041
Administration fees	186,435
Compensation of board members	7,259
Custodian fees	43,038
Printing and postage fees	81,440
Licensing fees	41,473
Professional fees	28,087
Other	52,417
Total expenses	1,154,145
Net investment income	3,340,550
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,287,734
Investments — affiliated issuers	26,222
Futures contracts	60,170
Net realized gain	9,374,126
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(10,249,513)
Investments — affiliated issuers	(48,386)
Futures contracts	36,179
Net change in unrealized depreciation	(10,261,720)
Net realized and unrealized loss	(887,594)
Net increase in net assets resulting from operations	$2,452,956

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31,	2011	2010
Operations
Net investment income	$3,340,550	$3,315,995
Net realized gain	9,374,126	5,152,033
Net change in unrealized appreciation (depreciation)	(10,261,720)	20,022,146
Net increase in net assets resulting from operations	2,452,956	28,490,174
Decrease in net assets from share transactions	(14,594,349)	(32,483,459)
Total decrease in net assets	(12,141,393)	(3,993,285)
Net assets at beginning of year	216,263,694	220,256,979
Net assets at end of year	$204,122,301	$216,263,694

Year ended December 31,	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	272	2,500	—	—
Fund merger	2,616	24,500	—	—
Net increase	2,888	27,000	—	—
Class 2 shares
Subscriptions	41,773	347,468	—	—
Fund merger	2,218,710	20,793,056	—	—
Redemptions	(449,463)	(3,910,036)	—	—
Net increase	1,811,020	17,230,488	—	—
Class 3 Shares
Subscriptions	472,773	3,993,869	949,974	7,339,778
Redemptions	(4,079,653)	(35,845,706)	(5,164,024)	(39,823,237)
Net decrease	(3,606,880)	(31,851,837)	(4,214,050)	(32,483,459)
Total net decrease	(1,792,972)	(14,594,349)	(4,214,050)	(32,483,459)

(a)	Class 1 and Class 2 shares are for the period from April 25, 2011 (commencement of operations) to December 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP — S&P 500 INDEX FUND — 2011 ANNUAL REPORT	23

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For the periods 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total retunrs assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31, 2011(a)
Class 1
Per share data
Net asset value, beginning of period	$9.17
Income from investment operations:
Net investment income	0.11
Net realized and unrealized gain (loss)	(0.53)
Total from investment operations	(0.42)
Net asset value, end of period	$8.75
Total return	(4.58%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.38%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.38%	(c)
Net investment income	1.87%	(c)
Supplemental data
Net assets, end of period (in thousands)	$25
Portfolio turnover	4%

Notes to Financial Highlights

(a)	For the period from April 25, 2011 (commencement of operations) to December 31, 2011.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31, 2011(a)
Class 2
Per share data
Net asset value, beginning of period	$9.17
Income from investment operations:
Net investment income	0.10
Net realized and unrealized gain (loss)	(0.53)
Total from investment operations	(0.43)
Net asset value, end of period	$8.74
Total return	(4.69%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.62%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.62%	(c)
Net investment income	1.62%	(c)
Supplemental data
Net assets, end of period (in thousands)	$15,826
Portfolio turnover	4%

Notes to Financial Highlights

(a)	For the period from April 25, 2011 (commencement of operations) to December 31, 2011.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

	Year ended Dec. 31,
	2011		2010	2009	2008	2007
Class 3
Per share data
Net asset value, beginning of period	$8.61		$7.51	$5.96	$9.83	$9.59
Income from investment operations:
Net investment income (loss)	0.14		0.12	0.12	0.16	0.15
Net realized and unrealized gain (loss)	(0.00	)(a)	0.98	1.43	(3.69)	0.33
Total from investment operations	0.14		1.10	1.55	(3.53)	0.48
Less distributions to shareholders from:
Net investment income	—		—	—	(0.01)	(0.17)
Net realized gains	—		—	—	(0.33)	(0.07)
Total distributions to shareholders	—		—	—	(0.34)	(0.24)
Net asset value, end of period	$8.75		$8.61	$7.51	$5.96	$9.83
Total return	1.63%		14.71%	26.00%	(37.10% )	5.01%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.53%		0.54%	0.50%	0.54%	0.52%
Net expenses after fees waived or expenses reimbursed(c)	0.53%		0.53%	0.50%	0.51%	0.50% (d)
Net investment income	1.55%		1.58%	1.93%	1.79%	1.48%
Supplemental data
Net assets, end of period (in thousands)	$188,271		$216,264	$220,257	$193,189	$380,436
Portfolio turnover	4%		22%	31%	4%	4%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)	Prior to rounding, the ratio of net expenses to average net assest after expenses waiver/reimbursement was 0.495% for the year ended December 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT	25

Notes to Financial Statements

December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – S&P 500 Index Fund (the Fund), formerly known as RiverSource Variable Portfolio – S&P 500 Index Fund, a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Prior to April 25, 2011, the Trust was named RiverSource Variable Series Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares (Class 1 and Class 2 shares commenced operations on April 25, 2011) to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

26	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin

COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT	27

Notes to Financial Statements (continued)

receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at December 31, 2011

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Net assets — unrealized appreciation on futures contracts	$67,272	*
*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Equity contracts	$60,170

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Equity contracts	$36,179

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Futures Contracts	146

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Interest income is recorded on the accrual basis.

28	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective April 30, 2011, the management fee is an annual fee that is equal to 0.10% of the Fund’s average daily net assets. Prior to April 30, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.22% to 0.12% as the Fund’s net assets increased. The effective management fee rate for the year ended December 31, 2011 was 0.14% of the Fund’s average daily net assets.

COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT	29

Notes to Financial Statements (continued)

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective April 30, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.10% of the Fund’s average daily net assets. Prior to April 30, 2011, the administration fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.06% to 0.03% as the Fund’s net assets increased. The effective administration fee rate for the year ended December 31, 2011 was 0.09% of the Fund’s average daily net assets.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were $1,856.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.405%
Class 2	0.655
Class 3	0.530

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Reorganization (see Note 9) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $8,133,046 and $39,346,086, respectively, for the year ended December 31, 2011.

30	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

Note 5. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At December 31, 2011, securities valued at $28,504,435 were on loan, secured by U.S. government securities valued at $99,005 and by cash collateral of $29,214,466 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2011 affiliated shareholder accounts owned 92.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT	31

Notes to Financial Statements (continued)

The Fund had no borrowings during the year ended December 31, 2011.

Note 9. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia S&P 500 Index Fund, Variable Series (the acquired fund), a series of Columbia – Funds Variable Insurance Trust. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $224,573,104 and the combined net assets immediately after the acquisition were $245,390,660.

The merger was accomplished by a tax-free exchange of 1,802,048 shares of the acquired fund valued at $20,817,556, (including $8,282,072 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	2,616
Class 2	2,218,710

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward. The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2011, would have been approximately $3.6 million, $9.8 million, $(9.0) million and $4.4 million, respectively.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the

32	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT	33

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Variable Portfolio – S&P 500 Index Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – S&P 500 Index Fund (formerly known as RiverSource VP – S&P 500 Index Fund) (the Fund) (one of the portfolios constituting the Columbia Funds Variable Series Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Variable Portfolio – S&P 500 Index Fund of the Columbia Funds Variable Series Trust II at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 17, 2012

34	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT	35

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 —May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

36	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT	37

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010

38	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010;
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT	39

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

40	COLUMBIA VP – S&P 500 INDEX FUND — 2011 ANNUAL REPORT

Columbia VP – S&P 500 Index Fund

P.O. Box 8081

Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Adviser, LLC.

©2012 Columbia Management Investment Advisers, LLC. All nights reserved.

S-6461 A (2/12)

Annual Report

Columbia Variable Portfolio – Select Large-Cap Value Fund

Annual Report for the Period Ended December 31, 2011

Columbia Variable Portfolio – Select Large-Cap Value Fund seeks to provide shareholders with long-term growth of capital.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

Not FDIC insured ¡ No bank guarantee • May lose value

See the Fund’s prospectus for risks associated with investing in the Fund.

2	COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Variable Portfolio (VP) – Select Large-Cap Value Fund (the Fund) Class 3 shares decreased 1.70% for the 12-month period ended December 31, 2011.

>	The Fund underperformed its benchmark, the Russell® 1000 Value Index, which advanced 0.39% during the same 12 months.

>	The Standard & Poor’s 500 Index (S&P 500 Index) returned 2.11% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	Since inception 2/4/04
Columbia VP — Select Large-Cap Value Fund
Class 1	-1.59%	-2.02%	+2.79%
Class 2	-1.79%	-2.17%	+2.63%
Class 3	-1.70%	-2.08%	+2.75%
Russell 1000 Value Index (unmanaged)	+0.39%	-2.64%	+3.58%
S&P 500 Index (unmanaged)	+2.11%	-0.25%	+3.49%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The indices do not reflect the effects of expenses. It is not possible to invest directly in an index.

COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT	3

Manager Commentary

Columbia Variable Portfolio (VP) – Select Large-Cap Value Fund (the Fund) Class 3 shares decreased 1.70% for the 12-month period ended December 31, 2011. The Fund underperformed its benchmark, the Russell® 1000 Value Index (Russell Index), which advanced 0.39% during the same 12 months. The broader equity market, as measured by the Standard & Poor’s 500 Index (S&P 500 Index), returned 2.11% during the same period.

Significant Performance Factors

The past year has been a frustrating one as a confluence of worldwide events created a perilous environment for stocks. Bad news included the European debt crisis, the Japanese earthquake, tsunami and nuclear disaster, energy prices, Middle East unrest and the U.S. federal debt situation. The good news for investors in 2011 was that large-cap U.S. equities were quite resilient in the face of such dark clouds. In fact, U.S. large-cap stocks weathered the year far better than international and emerging market equities.

During the past year, companies held by the Fund grew their earnings by about 16%, on average. This tells us that, from an execution perspective, company management generally did its job well. However, we believe, investor attention was on external global events and concerns about economic growth. The resulting caution, we think, led investors to prefer utilities and other companies paying high dividends. Though we believe investors will ultimately recognize the quality of the companies held by the Fund, 2011 was not the time.

Based on our bottom-up stock selection decisions, the Fund owned a small weighting in utility stocks and had a larger weighting in banking stocks (within the financials sector) as compared to the Russell Index. Unfortunately, the banking industry was one of the worst performing groups for the year and utilities was among the best. Although these weightings created a significant headwind for the Fund, a number of other positions performed well, mitigating the negative effect.

The Fund’s positioning in the consumer staples, energy and health care sectors had positive effects on relative performance. In the consumer staples sector, Philip Morris International was a notable strong performer, as was General Mills. In the health care sector, the Fund’s holdings outperformed the corresponding sector of the Russell Index. Insurer and health care company Humana was a leading contributor, delivering a large double-digit gain for the year. Pharmaceutical stocks also performed well for the Fund, with Bristol-Myers Squib another important contributor. In the energy sector, oil stocks Marathon Oil, The Williams Companies and Chevron performed quite well for the Fund.

The Fund’s financial stocks were a notable drag on performance for the year. Stocks like MetLife, JP Morgan Chase & Co., Morgan Stanley and Bank of America all declined sharply this past year. We currently believe that the environment for banks – and their performance – will improve in 2012. In our opinion, in the banking sector, capital levels and balance sheets are as strong as they’ve ever been and earnings have been good. We believe the group’s earnings growth should outpace other sectors in 2012. We also think it’s likely that many banks will return a significant portion of those earnings – perhaps as much as 50% or more – to investors in the form of dividend payouts and stock buybacks. Should that happen, it would be solid support for stock prices.

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	8.9%
Consumer Staples	15.6
Energy	14.7
Financials	26.4
Health Care	8.5
Industrials	11.5
Information Technology	3.5
Materials	5.9
Utilities	5.0

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to Change.

4	COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT

Furthermore, we think demand for bank stocks will increase next year. Regulations, which many see as a hindrance, may actually make them more appealing to people who want a clean investment. Additionally, mutual funds that follow a value strategy typically allocate significant amounts to financial stocks, but many are currently underweight compared to value indexes and may scramble to rebuild their positions.

One other notable detractor for the year was Juniper Networks in the technology sector. This stock was a leading contributor to Fund performance in 2010, but this year it suffered from low capital spending by telephone companies throughout the world. Juniper manufactures routers for telecommunication companies and has some very exciting products on the horizon. We think performance should rebound if there’s an upswing in spending by telecommunications providers.

TOP TEN HOLDINGS(1) (at December 31, 2011)
Tyson Foods, Inc., Class A	5.2%
AES Corp. (The)	5.0
Wells Fargo & Co.	4.9
JPMorgan Chase & Co.	4.5
Humana, Inc.	3.9
U.S. Bancorp	3.9
Bank of America Corp.	3.7
Juniper Networks, Inc.	3.5
Unum Group	3.1
Valero Energy Corp.	3.0

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any securities.

Changes to the Fund’s Portfolio

Low turnover has been a hallmark of this Fund. We pride ourselves on being long-term investors and not being swayed by short-term market sentiment. The volatility of the past year was a test of our discipline as many of the Fund’s holdings were out of favor with investors. Nevertheless, we maintained many of those positions because we have confidence in their long-term potential. Over the course of the year, we sold two holdings (one each from the financials and consumer discretionary sectors) and purchased two new holdings in the same sectors. We also acquired one new energy position via a spin-off from an existing holding.

These transactions had little effect on the Fund’s overall sector positioning. At the end of the fiscal year, the Fund’s weightings in the consumer staples, energy and materials sectors were larger than those of the Russell Index, while its weightings in technology and telecommunications were smaller. The financials weighting was under weight to that of the Russell Index, but within the sector, the Fund maintained its greater concentration of bank stocks.

Neil Eigen	Richard Rosen
Portfolio Manager	Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT	5

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia VP –

Select Large-Cap Value Fund Class 3 shares (from 2/4/04 to 12/31/11) as compared to the performance of the Russell 1000® Value Index and the S&P 500 Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also, see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	5 years	Since inception 2/4/04
Columbia VP — Select Large-Cap Value Fund
Class 3	Cumulative value of $10,000	$9,830	$9,003	$12,391
	Average annual total return	-1.70%	-2.08%	+2.75%
Russell 1000® Value Index(1)
	Cumulative value of $10,000	$10,039	$8,750	$13,203
	Average annual total return	+0.39%	-2.64%	+3.58%
S&P 500 Index(2)
	Cumulative value of $10,000	$10,211	$9,876	$13,114
	Average annual total return	+2.11%	-0.25%	+3.49%

Results for other share classes can be found on page 3.

6	COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
COLUMBIA VP — SELECT LARGE-CAP VALUE FUND
$20,000
$15,000
$10,000
$5,000
$13,203
$13,114
$12,391
2/4/04
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
Columbia VP – Select Large-Cap Value Fund Class 3 ($12,391)
Russell 1000® Value Index(1) ($13,203)
S&P 500 Index(2) ($13,114)

(1)

The Russell 1000® Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

(2)

The Standard & Poor’s 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT	7

Fund Expense Example

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	928.60	1,020.66	4.25	4.46	0.88%
Class 2	1,000.00	1,000.00	927.50	1,019.40	5.46	5.72	1.13%
Class 3	1,000.00	1,000.00	927.50	1,020.05	4.83	5.06	1.00%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

8	COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Variable Portfolio – Select Large-Cap Value Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 100.1%
CONSUMER DISCRETIONARY 8.9%
Multiline Retail 4.9%
JC Penney Co., Inc.(a)	18,000	$632,700
Nordstrom, Inc.(a)	20,000	994,200

Total		1,626,900
Specialty Retail 4.0%
Gap, Inc. (The)(a)	25,000	463,750
Lowe’s Companies, Inc.	35,000	888,300

Total		1,352,050
TOTAL CONSUMER DISCRETIONARY		2,978,950
CONSUMER STAPLES 15.6%
Food & Staples Retailing 2.0%
Costco Wholesale Corp.	8,100	674,892
Food Products 8.3%
General Mills, Inc.	25,000	1,010,250
Tyson Foods, Inc., Class A(a)	85,000	1,754,400

Total		2,764,650
Tobacco 5.3%
Altria Group, Inc.(a)	29,897	886,446
Philip Morris International, Inc.	11,500	902,520

Total		1,788,966
TOTAL CONSUMER STAPLES		5,228,508
ENERGY 14.7%
Oil, Gas & Consumable Fuels 14.7%
Chevron Corp.	8,000	851,200
ConocoPhillips	8,500	619,395
Marathon Oil Corp.(a)	30,926	905,204
Marathon Petroleum Corp.	16,463	548,054
Valero Energy Corp.(a)	48,000	1,010,400
Williams Companies, Inc. (The)	30,000	990,600

Total		4,924,853
TOTAL ENERGY		4,924,853
FINANCIALS 26.4%
Capital Markets 1.5%
Morgan Stanley	34,400	520,472
Commercial Banks 8.8%
U.S. Bancorp	48,000	1,298,400
Wells Fargo & Co.	60,000	1,653,600

Total		2,952,000
Diversified Financial Services 8.2%
Bank of America Corp.	224,766	$1,249,699
JPMorgan Chase & Co.	45,000	1,496,250

Total		2,745,949
Insurance 7.9%
MetLife, Inc.	30,000	935,400
Prudential Financial, Inc.	13,000	651,560
Unum Group	50,000	1,053,500

Total		2,640,460
TOTAL FINANCIALS		8,858,881

Issuer	Shares	Value
Common Stocks (continued)
HEALTH CARE 8.5%
Health Care Equipment & Supplies 1.6%
Baxter International, Inc.	11,000	$544,280
Health Care Providers & Services 3.9%
Humana, Inc.	15,000	1,314,150
Pharmaceuticals 3.0%
Bristol-Myers Squibb Co.	28,000	986,720

TOTAL HEALTH CARE		2,845,150
INDUSTRIALS 11.6%
Aerospace & Defense 7.2%
General Dynamics Corp.	13,000	863,330
Honeywell International, Inc.(a)	16,000	869,600
United Technologies Corp.	9,000	657,810

Total		2,390,740
Road & Rail 4.4%
CSX Corp.	35,000	737,100
Union Pacific Corp.	7,000	741,580

Total		1,478,680
TOTAL INDUSTRIALS		3,869,420
INFORMATION TECHNOLOGY 3.5%
Communications Equipment 3.5%
Juniper Networks, Inc.(b)	57,000	1,163,370

TOTAL INFORMATION TECHNOLOGY		1,163,370
MATERIALS 5.9%
Chemicals 5.9%
EI du Pont de Nemours & Co.(a)	17,000	$778,260
Praxair, Inc.(a)	5,000	534,500
Sherwin-Williams Co. (The)	7,500	669,525

Total		1,982,285
TOTAL MATERIALS		1,982,285
UTILITIES 5.0%
Independent Power Producers & Energy Traders 5.0%
AES Corp. (The)(b)	141,000	1,669,440

TOTAL UTILITIES		1,669,440
Total Common Stocks (Cost: $30,571,732)		$33,520,857

Warrants —%
CONSUMER DISCRETIONARY —%
Hotels, Restaurants & Leisure —%
Krispy Kreme Doughnuts, Inc.(b)(c)	7	$—

TOTAL CONSUMER DISCRETIONARY		—
Total Warrants (Cost: $—)		$—

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT	9

Portfolio of Investments (continued)

Columbia Variable Portfolio – Select Large-Cap Value Fund

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 15.3%
Repurchase Agreements 15.3%
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $5,140,100 (d)
	0.080%	$5,140,054	$5,140,054

Total			5,140,054
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $5,140,054)			$5,140,054
Total Investments
(Cost: $35,711,786)(e)			$38,660,911
Other Assets & Liabilities, Net			(5,146,983)
Net Assets			$33,513,928

Notes to Portfolio of Investments

(a)	At December 31, 2011, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Negligible market value.

(d)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$1,584,068
Freddie Mac REMICS	557,111
Government National Mortgage Association	3,101,676
Total Market Value of Collateral Securities	$5,242,855

(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/ Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$447,502	$11,210,178	$(11,657,680)	$—	$—	$647	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

10	COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Select Large-Cap Value Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT	11

Portfolio of Investments (continued)

Columbia Variable Portfolio – Select Large-Cap Value Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$2,978,950	$—	$—	$2,978,950
Consumer Staples	5,228,508	—	—	5,228,508
Energy	4,924,853	—	—	4,924,853
Financials	8,858,881	—	—	8,858,881
Health Care	2,845,150	—	—	2,845,150
Industrials	3,869,420	—	—	3,869,420
Information Technology	1,163,370	—	—	1,163,370
Materials	1,982,285	—	—	1,982,285
Utilities	1,669,440	—	—	1,669,440
Total Equity Securities	33,520,857	—	—	33,520,857
Other
Investments of Cash Collateral Received for Securities on Loan	—	5,140,054	—	5,140,054
Total Other	—	5,140,054	—	5,140,054
Total	$33,520,857	$5,140,054	$—	$38,660,911

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2011
Assets
Investments, at value* (identified cost $30,571,732)	$33,520,857
Investment of cash collateral received for securities on loan Repurchase agreements (identified cost $5,140,054)	5,140,054
Total investments (identified cost $35,711,786)	38,660,911
Foreign currency (identified cost $36)	31
Receivable for:
Investments sold	153,649
Dividends	42,400
Interest	266
Reclaims	159
Expense reimbursement due from Investment Manager	23,225
Prepaid expense	4,482
Total assets	38,885,123
Liabilities
Disbursements in excess of cash	33,270
Due upon return of securities on loan	5,140,054
Payable for:
Capital shares purchased	142,699
Investment management fees	19,455
Distribution fees	3,200
Transfer agent fees	1,644
Administration fees	1,644
Other expenses	29,229
Total liabilities	5,371,195
Net assets applicable to outstanding capital stock	$33,513,928
Represented by
Partners’ capital	$33,513,928
Total — representing net assets applicable to outstanding capital stock	$33,513,928
*Value of securities on loan	$5,015,460
Net assets applicable to outstanding shares
Class 1	$2,932,161
Class 2	$756,713
Class 3	$29,825,054
Shares outstanding
Class 1	296,886
Class 2	76,860
Class 3	3,026,792
Net asset value per share
Class 1	$9.88
Class 2	$9.85
Class 3	$9.85

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT	13

Statement of Operations

Year ended December 31, 2011
Net investment income
Income:
Dividends	$752,543
Interest	36
Dividends from affiliates	647
Income from securities lending—net	1,748
Total income	754,974
Expenses:
Investment management fees	264,204
Distribution fees
Class 2	1,275
Class 3	42,186
Transfer agent fees
Class 1	1,662
Class 2	306
Class 3	20,247
Administration fees	22,216
Compensation of board members	4,941
Custodian fees	6,336
Printing and postage fees	16,854
Professional fees	18,294
Other	7,133
Total expenses	405,654
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(42,853)
Total net expenses	362,801
Net investment income	392,173
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,958,298
Net realized gain	1,958,298
Net change in unrealized appreciation (depreciation) on:
Investments	(4,524,568)
Foreign currency translations	(11)
Net change in unrealized depreciation	(4,524,579)
Net realized and unrealized loss	(2,566,281)
Net decrease in net assets from operations	$(2,174,108)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

	2011	2010(a)
Operations
Net investment income	$392,173	$195,027
Net realized gain	1,958,298	344,758
Net change in unrealized appreciation (depreciation)	(4,524,579)	3,963,263
Net increase (decrease) in net assets resulting from operations	(2,174,108)	4,503,048
Increase (decrease) in net assets from share transactions	5,762,576	10,581,381
Total increase in net assets	3,588,468	15,084,429
Net assets at beginning of year	29,925,460	14,841,031
Net assets at end of year	$33,513,928	$29,925,460

	2011		2010(a)
Year ended December 31,	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class 1 shares
Subscriptions	271,904	2,828,374	524	5,000
Fund merger	299,603	3,262,272	—	—
Redemptions	(275,145)	(2,454,652)	—	—
Net increase	296,362	3,635,994	524	5,000
Class 2 shares
Subscriptions	69,618	716,342	19,902	184,504
Redemptions	(12,582)	(125,490)	(78)	(759)
Net increase	57,036	590,852	19,824	183,745
Class 3 Shares
Subscriptions	907,014	9,647,866	1,430,581	12,659,596
Redemptions	(845,221)	(8,112,136)	(250,668)	(2,266,960)
Net increase	61,793	1,535,730	1,179,913	10,392,636
Total net increase	415,191	5,762,576	1,200,261	10,581,381

(a)	Class 1 and class 2 shares are for the period from May 3, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT	15

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011	2010 (a)
Class 1
Per share data
Net asset value, beginning of period	$10.04	$9.55
Income from investment operations:
Net investment income	0.12	0.07
Net realized and unrealized gain (loss)	(0.28)	0.42
Total from investment operations	(0.16)	0.49
Net asset value, end of period	$9.88	$10.04
Total return	(1.59% )	5.13%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.98%	0.94%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.84%	0.94%	(c)
Net investment income	1.21%	1.17%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,932	$5
Portfolio turnover	25%	4%

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.03	$9.55
Income from investment operations:
Net investment income	0.11	0.05
Net realized and unrealized gain (loss)	(0.29)	0.43
Total from investment operations	(0.18)	0.48
Net asset value, end of period	$9.85	$10.03
Total return	(1.79% )	5.03%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.27%	1.26%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.10%	1.22%	(c)
Net investment income	1.08%	0.77%	(c)
Supplemental data
Net assets, end of period (in thousands)	$757	$199
Portfolio turnover	25%	4%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT

The accompanying Notes to Financial Statements are an integral part of this statement.

	Year ended Dec. 31,
	2011	2010	2009	2008	2007
Class 3
Per share data
Net asset value, beginning of period	$10.02	$8.31	$6.59	$11.12	$12.23
Income from investment operations:
Net investment income (loss)	0.11	0.08	0.10	0.21	0.17
Net realized and unrealized gain (loss)	(0.28)	1.63	1.62	(4.52)	(0.22)
Total from investment operations	(0.17)	1.71	1.72	(4.31)	(0.05)
Less distributions to shareholders from:
Net investment income	—	—	—	(0.01)	(0.17)
Net realized gains	—	—	—	(0.21)	(0.89)
Total distributions to shareholders	—	—	—	(0.22)	(1.06)
Net asset value, end of period	$9.85	$10.02	$8.31	$6.59	$11.12
Total return	(1.70% )	20.52%	26.12%	(39.46% )	(0.46% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.10%	1.11%	1.24%	1.28%	1.08%
Net expenses after fees waived or expenses reimbursed(b)	0.99%	1.08%	1.05%	0.93%	1.04%
Net investment income	1.05%	0.89%	1.40%	2.08%	1.35%
Supplemental data
Net assets, end of period (in thousands)	$29,825	$29,721	$14,841	$9,723	$21,811
Portfolio turnover	25%	4%	16%	75%	39%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT	17

Notes to Financial Statements

December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – Select Large-Cap Value Fund (the Fund), formerly known as Seligman Variable Portfolio  –Larger-Cap Value Fund, a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Prior to April 25, 2011, the Trust was named RiverSource Variable Series Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

18	COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT	19

Notes to Financial Statements (continued)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. Prior to March 1, 2011, the rates were an annual fee that declined from 0.600% to 0.375% as assets increased. Also, prior to March 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class 3 share of the Fund and the annualized performance of the Lipper Large-Cap Value Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $6,998 for the year ended December 31, 2011. The effective management fee rate for the year ended December 31, 2011 was 0.71% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA. Effective March 1, 2011, the PIA was terminated.

20	COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2011 was 0.06% of the Fund’s average daily net assets.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were $1,008.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective April 30, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.825%
Class 2	1.075
Class 3	0.950

Prior to April 30, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.925%
Class 2	1.175
Class 3	1.050

COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT	21

Notes to Financial Statements (continued)

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $14,933,269 and $9,258,172, respectively, for the year ended December 31, 2011.

Note 5. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At December 31, 2011, securities valued at $5,015,460 were on loan, secured by cash collateral of $5,140,054 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2011, affiliated shareholder accounts indirectly owned 91.3% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

22	COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended December 31, 2011.

Note 9. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman Large-Cap Value Portfolio (the acquired fund), a series of Seligman Portfolios, Inc. (the Corporation). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $35,043,344 and the combined net assets immediately after the acquisition were $38,305,616.

The merger was accomplished by a tax-free exchange of 252,334 shares of the acquired fund valued at $3,262,272 (including $856,260 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued 299,603 Class 1 shares.

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011 the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $0.4 million, $2.0 million, $(4.3) million and $(1.9) million, respectively.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT	23

Notes to Financial Statements (continued)

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

24	COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Variable Portfolio – Select Large-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Large-Cap Value Fund (formerly known as Seligman VP – Larger Cap Value Fund) (the Fund) (one of the portfolios constituting the Columbia Funds Variable Series Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 19, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Select Large-Cap Value Fund of the Columbia Funds Variable Series Trust II at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 17, 2012

COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT	25

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

26	COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT	27

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

28	COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010

COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT	29

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010;
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

30	COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

COLUMBIA VP – SELECT LARGE-CAP VALUE FUND — 2011 ANNUAL REPORT	31

Columbia VP – Select Large-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Adviser, LLC.

©2012 Columbia Management Investment Advisers, LLC. All nights reserved.

S-6472 A (2/12)

Annual Report

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Annual Report for the Period Ended December 31, 2011

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund seeks to provide shareholders with long-term growth of capital.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

Not FDIC insured ¡ No bank guarantee • May lose value

See the Fund’s prospectus for risks associated with investing in the Fund.

2	COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Variable Portfolio (VP) – Mid Cap Value Opportunity Fund (the Fund) Class 3 shares fell 8.49% for the 12 months ended December 31, 2011.

>	The Fund underperformed its benchmark, the Russell Midcap® Value Index, which declined 1.38% for the period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	Since inception 5/2/05
Columbia VP — Mid Cap Value Opportunity Fund Class 1	-8.39%	-0.84%	+4.10%
Class 2	-8.58%	-0.98%	+3.96%
Class 3	-8.49%	-0.88%	+4.07%
Russell Midcap® Value Index (unmanaged)	-1.38%	+0.04%	+4.88%

(See “The Fund’s Long-term Performance” for a description of the index)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the Fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	3

Manager Commentary

Effective May 2, 2011, RiverSource Variable Portfolio (VP) – Mid Cap Value Fund was re-named Columbia VP – Mid Cap Value Opportunity Fund.

As of December 31, 2011, approximately 88% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that Columbia VP – Mid Cap Value Opportunity Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 26, Class 1 capital stock activity for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, Columbia VP – Mid Cap Value Opportunity Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 10 and 25.

Columbia VP – Mid Cap Value Opportunity Fund (the Fund) Class 3 shares fell 8.49% for the 12 months ended December 31, 2011. The Fund underperformed its benchmark, the Russell Midcap® Value Index (Russell Index), which decreased 1.38% for the period.

Significant performance factors

The broad U.S. equity market generated rather flat returns for 2011 and the mid-cap segment of the U.S. equity market posted modestly negative returns, but such annual performance masks what was a year characterized by frequent bouts of dramatic volatility. Such significant volatility was driven primarily by shifting sentiment toward U.S. economic activity and the potential impact of international economies on the U.S. Optimism early in the year for a continued economic recovery gave way to deep concerns about deteriorating U.S. economic data, persistent sovereign debt crises in Europe and the possibility of a hard landing for China’s economy. During the year, the U.S. equity markets also faced several other exogenous challenges, including the Arab spring, the Japanese natural and nuclear disasters and the massive flooding in Thailand. The third quarter of 2011 was particularly challenging, as these factors, along with political paralysis in Washington D.C. and an unprecedented downgrade of U.S. sovereign debt by Standard & Poor’s, caused investor risk aversion to heighten such that the U.S. equity markets experienced their worst quarter since the fourth quarter of 2008. In the last months of 2011, U.S. equities rebounded strongly on better than anticipated U.S. economic data in the important labor, housing and manufacturing markets, which more than offset the impact of vacillating hope and then disappointment surrounding October and December meetings held by key players in an effort to find solutions to the European sovereign debt crisis.

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Stocks	97.1%
Consumer Discretionary	12.7
Consumer Staples	6.2
Energy	10.0
Financials	17.6
Health Care	10.8
Industrials	15.7
Information Technology	7.0
Materials	7.2
Telecommunication Services	2.4
Utilities	7.5
Convertible Bonds	0.1
Other(2)	2.8

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Includes Cash Equivalents.

4	COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

TOP TEN HOLDINGS(1) (at December 31, 2011)
CIT Group, Inc.	3.3%
Lorillard, Inc.	3.1
Cooper Industries PLC	2.8
Mylan, Inc.	2.6
Agilent Technologies, Inc.	2.4
Enbridge, Inc.	2.4
XL Group PLC	2.2
PPG Industries, Inc.	2.0
Eastman Chemical Co.	2.0
CIGNA Corp.	2.0

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any securities.

As a flight to quality dominated the year overall, there was a major bifurcation in the U.S. equity markets. Traditionally defensive sectors, most notably utilities, consumer staples and health care, performed best within the Russell Index on a relative basis for the annual period overall. Generally, the more cyclical, economically-sensitive sectors, including information technology, industrials, energy and financials, were among the weakest performers in the Russell Index. Somewhat surprisingly given its defensive characteristics, telecommunication services was the weakest performing sector in the Russell Index during the annual period.

The Fund underperformed the Russell Index due primarily to stock selection. Sector allocation overall also detracted from the Fund’s results but to a more modest degree.

The Fund’s results were hurt most by stock selection in the energy, consumer discretionary and financials sectors. Within energy, significant positions in oil and natural gas exploration and production company Newfield Exploration and coal company Alpha Natural Resources hampered the Fund’s results, as each saw its shares decline on concerns regarding a global economic slowdown and production levels going forward. In consumer discretionary, a number of holdings within the education services and auto and automobile parts industries combined to drive underperformance within the sector. Toy company Hasbro was also a disappointment, having missed earnings expectations in each of the four quarters of 2011. Partially mitigating the detracting effect of these consumer discretionary holdings was the strong performance during the annual period of cable and satellite TV provider Dish Network and department store retailer Macy’s. Stock selection within financials more than offset the positive effect of having only a modest allocation to the poorly performing sector. A position in specialty finance company CIT Group hurt most.

Having only a modest allocation to utilities, the best performing sector within the Russell Index during the annual period, detracted from the Fund’s results as well.

On the positive side, stock selection in the consumer staples, industrials, telecommunication services and information technology sectors proved effective. Within consumer staples, a significant position in tobacco company Lorillard contributed most positively to the Fund’s results. A position in Ralcorp Holdings, which produces a variety of store-branded foods that are sold under the individual labels of various grocery, mass merchandise and drug store retailers, also performed well. Ralcorp Holdings was a new position for the Fund during the annual period. In industrials, Fund positions in rail company Kansas City Southern and aerospace and defense manufacturing company Goodrich added value. In telecommunication services, the Fund benefited most from not owning certain poor performers in the sector. In information technology, applications software company Check Point Software Technologies was an outstanding performer.

Changes to the Fund’s portfolio

Broadly speaking, we increased the Fund’s exposure to the more traditionally defensive areas of the U.S. equity market, including consumer staples and utilities, during the annual period. We reduced the Fund’s allocations to the more cyclical, economically-sensitive sectors of the U.S. equity market, including materials, information technology and industrials.

COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

Among the new positions established during the annual period were, as mentioned, consumer staples company Ralcorp Holdings. In the same sector, we also initiated a Fund position in diversified food manufacturer Sara Lee. In utilities, we focused on the electric utilities segment, establishing new Fund positions in Entergy and FirstEnergy.

We reduced the Fund’s exposure to materials by trimming positions in fertilizer company Agrium and chemicals company Huntsman. In information technology, we reduced the Fund’s position in semiconductor company LSI and took profits from Check Point Software Technologies. In industrials, we eliminated the Fund’s holdings in engineering and construction firm Foster Wheeler and in aerospace and defense manufacturing company Goodrich. Goodrich has agreed to be acquired by United Technologies.

Laton Spahr, CFA®	Steve Schroll	Paul Stocking
Portfolio Manager	Portfolio Manager	Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any sub adviser to the Fund or any other person in the Investment Manager or sub adviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

6	COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

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COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	7

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia VP – Mid Cap Value Opportunity Fund Class 3 shares (from 5/2/05 to 12/31/11) as compared to the performance of the Russell Midcap Value Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
	1 year	5 years	Since inception 5/2/05
Columbia VP — Mid Cap Value Opportunity Fund Class 3
Class 3 Cumulative value of $10,000	$9,151	$9,568	$13,049
Average annual total return	-8.49%	-0.88%	+4.07%
Russell Midcap® Value Index(1)
Cumulative value of $10,000	$9,862	$10,019	$13,736
Average annual total return	-1.38%	+0.04%	+4.88%

Results for other share classes can be found on page 3.

8	COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND

$20,000
$15,000
$10,000
$5,000
$13,736
$13,049
5/2/05
12/05
12/06
12/07
12/08
12/09
12/10
12/11
Columbia VP – Mid Cap Value Opportunity Fund Class 3 ($13,049)
Russell Midcap® Value Index[1] ($13,736)

(1)

The Russell Midcap Value Index, an unmanaged index, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	9

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	861.80	1,020.66	4.11	4.46	0.88%
Class 2	1,000.00	1,000.00	860.70	1,019.40	5.27	5.72	1.13%
Class 3	1,000.00	1,000.00	860.80	1,020.05	4.66	5.06	1.00%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

10	COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 98.1%
CONSUMER DISCRETIONARY 12.8%
Auto Components 1.8%
TRW Automotive Holdings Corp.(a)(b)	220,011	$7,172,359
Visteon Corp.(a)	199,513	9,963,679

Total		17,136,038
Automobiles 1.0%
Ford Motor Co.(a)	868,004	9,339,723
Diversified Consumer Services 1.5%
Apollo Group, Inc., Class A(a)	86,601	4,665,196
Capella Education Co.(a)(b)	82,979	2,991,393
Corinthian Colleges, Inc.(a)(b)	701,600	1,522,472
DeVry, Inc.	68,656	2,640,509
ITT Educational Services, Inc.(a)(b)	48,829	2,777,882

Total		14,597,452
Hotels, Restaurants & Leisure 1.5%
Penn National Gaming, Inc.(a)(b)	282,654	10,760,638
Royal Caribbean Cruises Ltd.(c)	163,095	4,039,863

Total		14,800,501
Household Durables 0.7%
D.R. Horton, Inc.(b)	220,355	2,778,677
Lennar Corp., Class A(b)	180,625	3,549,281

Total		6,327,958
Leisure Equipment & Products 0.6%
Hasbro, Inc.	182,559	5,821,806
Media 3.2%
DISH Network Corp., Class A	337,044	9,599,013
Liberty Media Corp.(a)	56,167	4,383,835
National CineMedia, Inc.(b)	478,732	5,936,277
Regal Entertainment Group, Class A(b)	415,379	4,959,625
Valassis Communications, Inc.(a)(b)	325,279	6,255,115

Total		31,133,865
Multiline Retail 1.9%
Macy’s, Inc.	553,344	17,806,610
Specialty Retail 0.6%
Abercrombie & Fitch Co., Class A	48,796	2,383,197
Aeropostale, Inc.(a)(b)	209,402	3,193,380

Total		5,576,577
TOTAL CONSUMER DISCRETIONARY		122,540,530
CONSUMER STAPLES 6.3%
Food Products 3.3%
Dean Foods Co.(a)(b)	397,510	4,452,112
Ralcorp Holdings, Inc.(a)	210,259	17,977,144
Sara Lee Corp.	448,813	8,491,542

Total		30,920,798
Tobacco 3.0%
Lorillard, Inc.	252,233	28,754,562
TOTAL CONSUMER STAPLES		59,675,360
ENERGY 10.1%
Energy Equipment & Services 2.7%
C&J Energy Services, Inc.(a)(b)	174,386	3,649,899
McDermott International, Inc.(a)(c)	366,734	4,221,108
Nabors Industries Ltd.(a)(c)	426,900	7,402,446
Noble Corp.(a)(c)	369,298	11,160,186

Total		26,433,639

Issuer	Shares	Value
Common Stocks (continued)
ENERGY (contd.)
Oil, Gas & Consumable Fuels 7.4%
Alpha Natural Resources, Inc.(a)	114,570	$2,340,665
El Paso Corp.	365,757	9,718,163
Enbridge, Inc.(c)	600,687	22,471,701
Newfield Exploration Co.(a)	301,139	11,361,974
Pioneer Natural Resources Co.	27,050	2,420,434
QEP Resources, Inc.	373,047	10,930,277
Whiting Petroleum Corp.(a)	242,540	11,324,193

Total		70,567,407
TOTAL ENERGY		97,001,046
FINANCIALS 17.8%
Capital Markets 1.9%
Invesco Ltd.(c)	714,469	14,353,682
Lazard Ltd., Class A(b)(c)	149,466	3,902,557

Total		18,256,239
Commercial Banks 7.4%
CIT Group, Inc.(a)(b)	890,425	31,049,120
Comerica, Inc.	273,776	7,063,421
Cullen/Frost Bankers, Inc.(b)	104,375	5,522,481
Fifth Third Bancorp	702,960	8,941,651
Huntington Bancshares, Inc.	1,115,375	6,123,409
KeyCorp	801,030	6,159,920
SunTrust Banks, Inc.	121,897	2,157,577
TCF Financial Corp.(b)	347,406	3,585,230

Total		70,602,809

Diversified Financial Services 0.3%
Pico Holdings, Inc.(a)(b)	114,274	2,351,759
Insurance 6.9%
Assurant, Inc.	226,910	9,316,925
Axis Capital Holdings Ltd.(c)	190,707	6,094,996
Everest Re Group Ltd.(c)	104,481	8,785,807
Lincoln National Corp.	487,545	9,468,124
PartnerRe Ltd.(b)(c)	102,112	6,556,611
Transatlantic Holdings, Inc.	94,024	5,145,934
XL Group PLC(c)	1,059,026	20,936,944

Total		66,305,341
Real Estate Investment Trusts (REITs) 1.3%
Boston Properties, Inc.(b)	20,539	2,045,684
Equity Residential(b)	73,145	4,171,459
Rayonier, Inc.(b)	148,585	6,631,349

Total		12,848,492
TOTAL FINANCIALS		170,364,640
HEALTH CARE 10.9%
Health Care Equipment & Supplies 1.7%
Teleflex, Inc.	160,463	9,834,777
Zimmer Holdings, Inc.(a)	124,912	6,672,799

Total		16,507,576
Health Care Providers & Services 2.9%
CIGNA Corp.	441,108	18,526,536
Humana, Inc.	104,432	9,149,288

Total		27,675,824
Life Sciences Tools & Services 2.4%
Agilent Technologies, Inc.(a)	644,515	22,512,909

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	11

The accompanying Notes to Financial Statements are an integral part of this statement.

Issuer	Shares	Value
Common Stocks (continued)
HEALTH CARE (contd.)
Pharmaceuticals 3.9%
Mylan, Inc.(a)	1,149,303	$24,664,043
Watson Pharmaceuticals, Inc.(a)	217,554	13,127,208

Total		37,791,251
TOTAL HEALTH CARE		104,487,560
INDUSTRIALS 15.9%
Airlines 1.0%
Delta Air Lines, Inc.(a)	422,099	3,414,781
U.S. Airways Group, Inc.(a)(b)	260,738	1,321,942
United Continental Holdings, Inc.(a)(b)	261,027	4,925,579

Total		9,662,302
Building Products 0.9%
AO Smith Corp.(b)	214,532	8,607,024
Construction & Engineering 1.9%
Chicago Bridge & Iron Co. NV(c)	226,955	8,578,899
Jacobs Engineering Group, Inc.(a)	110,633	4,489,487
KBR, Inc.	176,207	4,910,889

Total		17,979,275
Electrical Equipment 3.6%
Cooper Industries PLC(b)(c)	487,259	26,385,075
Rockwell Automation, Inc.(b)	107,918	7,917,944

Total		34,303,019
Machinery 4.7%
AGCO Corp.(a)(b)	183,502	7,885,081
Eaton Corp.	324,210	14,112,861
Navistar International Corp.(a)	248,072	9,396,967
Parker Hannifin Corp.	127,052	9,687,715
Terex Corp.(a)(b)	246,331	3,327,932

Total		44,410,556
Road & Rail 3.8%
Con-way, Inc.	140,909	4,108,907
JB Hunt Transport Services, Inc.(b)	215,291	9,703,165
Kansas City Southern(a)	234,009	15,914,952
Swift Transportation Co.(a)	183,624	1,513,062
Werner Enterprises, Inc.(b)	225,869	5,443,443

Total		36,683,529
TOTAL INDUSTRIALS		151,645,705
INFORMATION TECHNOLOGY 7.1%
Communications Equipment 0.3%
Juniper Networks, Inc.(a)	126,409	2,580,008
Computers & Peripherals 1.0%
Diebold, Inc.(b)	151,391	4,552,327
Western Digital Corp.(a)	145,949	4,517,122

Total		9,069,449
Electronic Equipment, Instruments & Components 1.6%
Amphenol Corp., Class A	135,600	6,154,884
Avnet, Inc.(a)	296,561	9,220,082

Total		15,374,966
IT Services 0.5%
Amdocs Ltd.(a)(c)	175,348	5,002,678

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY (contd.)
Semiconductors & Semiconductor Equipment 2.8%
Advanced Micro Devices, Inc.(a)(b)	793,102	$4,282,751
LSI Corp.(a)	1,989,959	11,840,256
Microchip Technology, Inc.(b)	296,785	10,871,234

Total		26,994,241
Software 0.9%
Check Point Software Technologies Ltd.(a)(c)	172,600	9,068,404
TOTAL INFORMATION TECHNOLOGY		68,089,746
MATERIALS 7.2%
Chemicals 4.6%
Agrium, Inc.(b)(c)	26,944	1,808,212
Eastman Chemical Co.	487,017	19,022,884
Huntsman Corp.(b)	431,312	4,313,120
PPG Industries, Inc.	230,069	19,208,461

Total		44,352,677
Containers & Packaging 0.4%
Rock-Tenn Co., Class A	56,374	3,252,780
Metals & Mining 1.6%
Allegheny Technologies, Inc.	105,625	5,048,875
Freeport-McMoRan Copper & Gold, Inc.	63,861	2,349,446
Nucor Corp.	204,693	8,099,702

Total		15,498,023
Paper & Forest Products 0.6%
Domtar Corp.	75,752	6,057,130
TOTAL MATERIALS		69,160,610
TELECOMMUNICATION SERVICES 2.4%
Diversified Telecommunication Services 2.4%
CenturyLink, Inc.	356,896	13,276,531
Windstream Corp.(b)	849,443	9,972,461

Total		23,248,992
TOTAL TELECOMMUNICATION SERVICES		23,248,992
UTILITIES 7.6%
Electric Utilities 3.1%
Entergy Corp.	87,544	6,395,089
FirstEnergy Corp.	113,093	5,010,020
NV Energy, Inc.	166,798	2,727,147

Pepco Holdings, Inc.	468,201	9,504,481
Pinnacle West Capital Corp.	133,751	6,444,123

Total		30,080,860
Gas Utilities 0.3%
Questar Corp.(b)	136,241	2,705,746
Multi-Utilities 4.2%
Ameren Corp.	49,384	1,636,092
CenterPoint Energy, Inc.	434,109	8,721,250
DTE Energy Co.	183,072	9,968,270
Sempra Energy	145,953	8,027,415
Wisconsin Energy Corp.(b)	287,485	10,050,476
Xcel Energy, Inc.	59,606	1,647,510

Total		40,051,013
TOTAL UTILITIES		72,837,619
Total Common Stocks
(Cost: $917,852,882)		$939,051,808

12	COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds 0.1%
Building Materials 0.1%
Cemex SAB de CV Subordinated Notes(c)(d)
03/15/18	3.750%	1,416,000	$916,152
Total Convertible Bonds
(Cost: $1,416,000)			$916,152
		Shares	Value
Money Market Funds 2.8%
Columbia Short-Term Cash Fund, 0.141%(e)(f)		26,959,555	$26,959,555
Total Money Market Funds
(Cost: $26,959,555)			$26,959,555
Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 8.1%
Asset-Backed Commercial Paper 1.2%
Atlantis One
02/01/12	0.370%	1,999,137	$1,999,137
Cancara Asset Securitisation LLC
01/23/12	0.320%	1,999,378	1,999,378
Grampian Funding LLC
01/18/12	0.310%	1,999,483	1,999,483
KELLS FUNDING, LLC
01/03/12	0.380%	1,999,282	1,999,282
Thames Asset Global Securities
01/18/12	0.320%	2,999,200	2,999,200

Total			10,996,480

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 8.1% (continued)
Certificates of Deposit 1.2%
Branch Banking & Trust Corporation
03/15/12	0.240%	5,000,000	$5,000,000
Standard Chartered Bank PLC
03/05/12	0.630%	4,000,000	4,000,000
Svenska Handelsbanken
02/28/12	0.490%	2,000,000	2,000,000

Total			11,000,000
Commercial Paper 0.5%
Regency Markets No. 1 LLC
01/18/12	0.250%	4,998,854	4,998,854
Other Short-Term Obligations 0.2%
Natixis Financial Products LLC
01/03/12	0.390%	2,000,000	2,000,000
Repurchase Agreements 5.0%
Citibank NA dated 12/30/11, matures 01/03/12, repurchase price $10,000,089(g)
	0.080%	10,000,000	10,000,000
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $10,000,111(g)
	0.100%	10,000,000	10,000,000
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $5,000,056(g)
	0.100%	5,000,000	5,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $10,000,156(g)
	0.140%	10,000,000	10,000,000
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $13,235,283(g)
	0.080%	13,235,166	13,235,166

Total			48,235,166
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $77,230,500)			$77,230,500
Total Investments
(Cost: $1,023,458,937)			$1,044,158,015
Other Assets & Liabilities, Net			(86,752,771)
Net Assets			$957,405,244

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At December 31, 2011, security was partially or fully on loan.

(c)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $161,685,321 or 16.89% of net assets.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $916,152 or 0.10% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	13

Notes to Portfolio of Investments (continued)

(e)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(f)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning cost	Purchase cost	Sales cost/ proceeds from Sales	Realized gain/ Loss	Ending cost	Dividends or interest income	Value
Columbia Short-Term Cash Fund	$22,881,343	$343,396,797	$(339,318,585)	$—	$26,959,555	$55,094	$26,959,555

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citibank NA (0.080%)

Security Description	Value
Fannie Mae REMICS	$2,903,223
Freddie Mac REMICS	7,057,071
Government National Mortgage Association	239,706
Total Market Value of Collateral Securities	$10,200,000

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value

Fannie Mae Pool	$6,625,080
Federal National Mortgage Association	91,174
Freddie Mac Gold Pool	2,321,107
Freddie Mac Non Gold Pool	758,439
Ginnie Mae I Pool	403,727
Ginnie Mae II Pool	473
Total Market Value of Collateral Securities	$10,200,000

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$2,525,784
Ginnie Mae I Pool	1,251,535
Ginnie Mae II Pool	1,322,681
Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Portfolio of Investments (continued)

Notes to Portfolio of Investments(continued)

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$2,593,413
Fannie Mae REMICS	945,601
Fannie Mae Whole Loan	3,125
Fannie Mae-Aces	11,475
Federal Farm Credit Bank	88,075
Federal Home Loan Banks	99,335
Federal Home Loan Mortgage Corp	79,092
Federal National Mortgage Association	164,094
Freddie Mac Gold Pool	1,114,165
Freddie Mac Non Gold Pool	334,161
Freddie Mac Reference REMIC	27
Freddie Mac REMICS	754,297
Ginnie Mae I Pool	1,297,603
Ginnie Mae II Pool	1,738,407
Government National Mortgage Association	426,631
United States Treasury Bill	16,061
United States Treasury Note/Bond	521,403
United States Treasury Strip Coupon	13,035
Total Market Value of Collateral Securities	$10,200,000

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$4,078,829
Freddie Mac REMICS	1,434,510
Government National Mortgage Association	7,986,531
Total Market Value of Collateral Securities	$13,499,870

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	15

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

16	COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Portfolio of Investments (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$122,540,530	$—	$—	$122,540,530
Consumer Staples	59,675,360	—	—	59,675,360
Energy	97,001,046	—	—	97,001,046
Financials	170,364,640	—	—	170,364,640
Health Care	104,487,560	—	—	104,487,560
Industrials	151,645,705	—	—	151,645,705
Information Technology	68,089,746	—	—	68,089,746
Materials	69,160,610	—	—	69,160,610
Telecommunication Services	23,248,992	—	—	23,248,992
Utilities	72,837,619	—	—	72,837,619
Total Equity Securities	939,051,808	—	—	939,051,808
Bonds
Convertible Bonds	—	916,152	—	916,152
Total Bonds	—	916,152	—	916,152
Other
Money Market Funds	26,959,555	—	—	26,959,555
Investments of Cash Collateral Received for Securities on Loan	—	77,230,500	—	77,230,500
Total Other	26,959,555	77,230,500	—	104,190,055
Total	$966,011,363	$78,146,652	$—	$1,044,158,015

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.
(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	17

Statement of Assets and Liabilities

December 31, 2011
Assets
Investments, at value*
Unaffiliated issuers (identified cost $919,268,882)	$939,967,960
Affiliated issuers (identified cost $26,959,555)	26,959,555
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $28,995,334)	28,995,334
Repurchase agreements (identified cost $48,235,166)	48,235,166
Total investments (identified cost $1,023,458,937)	1,044,158,015
Receivable for:
Investments sold	2,428,014
Capital shares sold	2,137
Dividends	1,141,030
Interest	53,024
Reclaims	606
Prepaid expense	13,984
Trustees’ deferred compensation plan	15,853
Total assets	1,047,812,663
Liabilities
Due upon return of securities on loan	77,230,500
Payable for:
Investments purchased	10,728,025
Capital shares purchased	1,692,905
Investment management fees	576,258
Distribution fees	10,500
Transfer agent fees	46,804
Administration fees	44,959
Other expenses	61,615
Trustees’ deferred compensation plan	15,853
Total liabilities	90,407,419
Net assets applicable to outstanding capital stock	$957,405,244
Represented by
Partners’ capital	$957,405,244
Total — representing net assets applicable to outstanding capital stock	$957,405,244
*Value of securities on loan	$76,207,763
Net assets applicable to outstanding shares
Class 1	$856,801,845
Class 2	$1,078,038
Class 3	$99,525,361
Shares outstanding
Class 1	85,359,540
Class 2	107,742
Class 3	9,937,612
Net asset value per share
Class 1	$10.04
Class 2	$10.01
Class 3	$10.02

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Statement of Operations

The accompanying Notes to Financial Statements are an integral part of this statement.

Year ended December 31, 2011
Net investment income
Income:
Dividends	$14,250,774
Interest	42,187
Dividends from affiliates	55,094
Income from securities lending — net	292,078
Foreign taxes withheld	(90,085)
Total income	14,550,048
Expenses:
Investment management fees	6,590,101
Distribution fees
Class 2	1,875
Class 3	150,877
Transfer agent fees
Class 1	461,974
Class 2	450
Class 3	72,419
Administration fees	515,201
Compensation of board members	18,640
Custodian fees	35,560
Printing and postage fees	26,463
Professional fees	41,871
Other	25,107
Total expenses	7,940,538
Net investment income	6,609,510
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	61,497,020
Foreign currency transactions	343
Net realized gain	61,497,363
Net change in unrealized appreciation (depreciation) on:
Investments	(139,360,986)
Net change in unrealized depreciation	(139,360,986)
Net realized and unrealized loss	(77,863,623)
Net decrease in net assets from operations	$(71,254,113)

COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	19

Statement of Changes in Net Assets

	2011	2010(a)
Year ended December 31,
Operations
Net investment income	$6,609,510	$4,587,790
Net realized gain	61,497,363	33,827,919
Net change in unrealized appreciation (depreciation)	(139,360,986)	123,586,105
Net increase (decrease) in net assets resulting from operations	(71,254,113)	162,001,814
Increase (decrease) in net assets from share transactions	171,141,165	453,126,466
Total increase in net assets	99,887,052	615,128,280
Net assets at beginning of year	857,518,192	242,389,912
Net assets at end of year	$957,405,244	$857,518,192

	2011		2010(a)
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	20,466,015	205,118,325	66,666,171	594,950,254
Fund merger	1,618,236	19,449,223	—	—
Redemptions	(2,435,610)	(26,426,977)	(955,272)	(9,597,764)
Net increase	19,648,641	198,140,571	65,710,899	585,352,490
Class 2 shares
Subscriptions	86,116	931,857	30,678	305,417
Redemptions	(7,702)	(78,257)	(1,350)	(14,277)
Net increase	78,414	853,600	29,328	291,140
Class 3 Shares
Subscriptions	72,448	753,950	388,335	3,579,690
Redemptions	(2,658,234)	(28,606,956)	(14,985,940)	(136,096,854)
Net decrease	(2,585,786)	(27,853,006)	(14,597,605)	(132,517,164)
Total net increase	17,141,269	171,141,165	51,142,622	453,126,466

(a)	Class 1 and Class 2 shares are for the period from May 3, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.96	$9.92
Income from investment operations:
Net investment income	0.08	0.06
Net realized and unrealized gain (loss)	(1.00)	0.98
Total from investment operations	(0.92)	1.04
Net asset value, end of period	$10.04	$10.96
Total return	(8.39% )	10.48%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.87%	0.85%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.87%	0.85%	(c)
Net investment income	0.77%	0.94%	(c)
Supplemental data
Net assets, end of period (in thousands)	$856,802	$720,087
Portfolio turnover	59%	80%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.95	$9.92
Income from investment operations:
Net investment income	0.06	0.07
Net realized and unrealized gain (loss)	(1.00)	0.96
Total from investment operations	(0.94)	1.03
Net asset value, end of period	$10.01	$10.95
Total return	(8.58% )	10.38%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.13%	1.12%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.13%	1.12%	(c)
Net investment income	0.62%	1.02%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,078	$321
Portfolio turnover	59%	80%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	21

	Year ended Dec. 31,
	2011	2010	2009	2008	2007
Class 3
Per share data
Net asset value, beginning of period	$10.95	$8.94	$6.34	$14.60	$13.49
Income from investment operations:
Net investment income	0.06	0.06	0.10	0.08	0.10
Net realized and unrealized gain (loss)	(0.99)	1.95	2.50	(5.52)	1.29
Total from investment operations	(0.93)	2.01	2.60	(5.44)	1.39
Less distributions:
Net investment income	—	—	—	—	(0.11)
Net realized gains	—	—	—	(2.82)	(0.17)
Total distributions to shareholders	—	—	—	(2.82)	(0.28)
Net asset value, end of period	$10.02	$10.95	$8.94	$6.34	$14.60
Total return	(8.49% )	22.51%	40.93%	(45.10% )	10.35%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.00%	1.00%	0.85%	1.04%	1.03%
Net expenses after fees waived or expenses reimbursed(b)	1.00%	1.00%	0.85%	1.04%	1.03%
Net investment income	0.57%	0.65%	1.48%	1.01%	0.72%
Supplemental data
Net assets, end of period (in thousands)	$99,525	$137,110	$242,390	$247,395	$354,737
Portfolio turnover	59%	80%	39%	47%	77%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Notes to Financial Statements

December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (the Fund), formerly known as RiverSource Variable Portfolio – Mid Cap Value Fund, a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Prior to April 25, 2011, the Trust was named RiverSource Variable Series Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	23

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant

24	COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Notes to Financial Statements (continued)

court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective April 30, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.76% to 0.62% as the Fund’s net assets increase. Prior to April 30, 2011, the rates were an annual fee that declined from 0.700% to 0.475% as assets increased. Also, prior to April 30, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class 3 share of the Fund and the annualized performance of the Lipper Mid-Cap Value Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $108,573 for the year ended December 31, 2011. The effective management fee rate for the year ended December 31, 2011 was 0.74% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA. Effective April 30, 2011, the PIA was terminated.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2011 was 0.06% of the Fund’s average daily net assets.

COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	25

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were $4,744.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective April 30, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.895%
Class 2	1.145
Class 3	1.020

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Prior to April 30, 2011, there was no contractual limitation.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $671,718,920 and $512,497,946, respectively, for the year ended December 31, 2011.

Transactions to realign the Fund’s portfolio following the merger as described in Note 9 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $29,157,081 and $28,096,561, respectively.

26	COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Notes to Financial Statements (continued)

Note 5. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At December 31, 2011, securities valued at $76,207,763 were on loan, secured by U.S. government securities valued at $1,188,865 and by cash collateral of $77,230,500 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2011, affiliated shareholder accounts owned 98.5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the

COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	27

amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended December 31, 2011.

Note 9. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Mid Cap Value Fund, Variable Series (the acquired fund), a series of Columbia Funds Variable Insurance Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $927,691,142 and the combined net assets immediately after the acquisition were $947,140,365.

The merger was accomplished by a tax-free exchange of 1,361,953 shares of the acquired fund valued at $19,449,223 (including $5,617,681 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	1,618,236

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $6.5 million, $62.4 million, $(138.4) million and $(69.5) million, respectively.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the

28	COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Notes to Financial Statements (continued)

Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	29

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (formerly known as RiverSource VP – Mid Cap Value Fund) (the Fund) (one of the portfolios constituting the Columbia Funds Variable Series Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Mid Cap Value Opportunity Fund of the Columbia Funds Variable Series Trust II at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 17, 2012

30	COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	31

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 —May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

32	COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	33

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007

34	COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010;
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	35

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

36	COLUMBIA VP – MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Columbia VP – Mid Cap Value Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6474 A (2/12)

Annual Report

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Annual Report for the Period Ended December 31, 2011

Columbia Variable Portfolio – Select Smaller-Cap Value Fund seeks to provide shareholders with long-term capital growth.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

Not FDIC insured ¡ No bank guarantee • May lose value

See the Fund’s prospectus for risks associated with investing in the Fund.

2	COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Variable Portfolio (VP) – Select Smaller-Cap Value Fund (the Fund) Class 3 shares declined 8.51% for the fiscal year ended December 31, 2011.

>	The Fund underperformed its benchmark, the Russell 2000® Index, which declined 4.18% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	10 years
Columbia VP — Select Smaller Cap Value Fund
Class 1	-8.42%	-0.90%	+4.99%
Class 2	-8.70%	-1.08%	+4.82%
Class 3	-8.51%	-0.94%	+4.97%
Russell 2000 Index (unmanaged)	-4.18%	+0.15%	+5.62%

(See “The Fund’s Long-term Performance’’ for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT	3

Manager Commentary

Columbia Variable Portfolio (VP) – Select Smaller-Cap Value Fund (the Fund) Class 3 shares declined 8.51% for the fiscal year ended December 31, 2011. The Fund underperformed its benchmark, the Russell 2000® Index (Russell Index), which declined 4.18% during the same 12 months.

Significant Performance Factors

The past year has been a frustrating one as a confluence of worldwide events created a perilous environment for stocks. Bad news included the European debt crisis, the Japanese earthquake, tsunami and nuclear disaster, energy prices, Middle East unrest and the U.S. federal debt situation. In our view, U.S. small-cap stocks were negatively affected by investors’ preference for stocks perceived as “safer” alternatives. Still, the U.S. small-cap universe weathered the year far better than international and emerging market equities.

During the fiscal year, companies held in the Fund grew their earnings. However, we believe, investors, who were focused on global events, tended to ignore individual company results and migrated to defensive investments such as utilities and other companies paying high dividends. Though we believe investors will ultimately recognize the quality of the companies held by the Fund, 2011 was not the time.

Based on our bottom-up stock selection decisions, the Fund didn’t own any utility stocks. Unfortunately, the utilities sector was among the best performing groups within the Russell Index. Also based on stock selection, the Fund had a significantly smaller weighting in the financials sector than the Russell Index. Within the financials position, the Fund had a greater allocation to insurance stocks and a smaller bank weighting, as compared to the Russell Index. This was disadvantageous since insurance stocks underperformed banks during the period. Though positioning in the utilities and financials sectors created a significant headwind for the Fund, other areas performed well, mitigating the negative effect.

The Fund’s health care holdings outperformed the health care stocks in the Russell Index, adding to relative return. Medicaid provider WellCare Health Plans and specialty pharmaceutical firm Salix Pharmaceuticals were notable contributors.

Other top contributors for the year were spread across several sectors, including Herbalife and Smithfield Foods in the consumer staples sector and Varian Semiconductor and Lawson Software in the technology sector. During the year, Varian Semiconductor and Lawson Software were acquired by Applied Materials and GGC Software Holdings, respectively, at premiums to their then-current share prices. The stocks delivered attractive returns to the Fund, largely due to the acquisitions.

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	15.6%
Consumer Staples	8.3
Energy	5.8
Financials	13.0
Health Care	11.7
Industrials	29.7
Information Technology	12.0
Materials	3.9
Other(2)	0.0	*
*	Rounds to Less than 0.1%
(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s Portfolio composition is subject to change.
(2)	Includes Cash Equivalents.

4	COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT

The most significant detractors also came from a mix of sectors, including Sotheby’s auction house in the consumer discretionary sector, Exterran Holdings and Superior Energy Services in the energy sector, insurance company Lincoln National in financial services and Quest Software and ON Semiconductor in the technology group.

Sotheby’s had a very good year from an execution standpoint, but as the auction season slowed toward the end of the year, the stock weakened. We think Sotheby’s is one of the great, irreplaceable franchises in the world and believe that it could very well be one of the Fund’s better performing stocks in the future. Because we believe in that long-term potential, we are willing to stick with the stock through a difficult period like this past year.

The energy companies in the portfolio are each related in some way to capital spending on new wells and maintenance of existing wells. This was not a good year for these types of companies, including Exterran Holdings and Superior Energy Services. We have confidence in these businesses, we think the franchises are good and we believe that ultimately the Fund will be rewarded for owning these stocks.

Lincoln National is one of the insurance companies that we prefer over regional banks. Though the Fund was not rewarded this year, we still see potential in these stocks, whose valuations are extremely attractive to us.

On the technology side, we think, ON Semiconductor has done a great job of execution, but was affected by natural disasters. The company made a major acquisition in Japan prior to the earthquake and another one in Thailand, which then suffered from flooding. Earnings were hurt, but we still believe in the company’s fundamentals and its management. Quest Software is a high margin software company whose stock performed very well in 2010, so when the company missed earnings expectations one quarter in 2011, it gave back some of the strong performance from the prior year.

Changes to the Fund’s Portfolio

Very low turnover is a hallmark of this Fund. We pride ourselves on being long-term investors and not being swayed by short-term market sentiment. The volatility of the past year was a test of our discipline as many of the Fund’s holdings were out of favor with investors. Nevertheless, we maintained most positions because we have confidence in their long-term potential.

Over the course of the year we added five new positions across a variety of sectors, including energy, health care and consumer staples. These stocks replaced others that were acquired by another company or because the reason we owned the stock was no longer valid. These transactions had little effect on the Fund’s overall sector positioning. At the end of the fiscal year, the Fund’s weightings in the industrials and consumer staples sectors were significantly larger than those of the Russell Index, as was the health care weighting, particularly specialty pharmaceutical firms.

TOP TEN HOLDINGS(1) (at December 31, 2011)
WellCare Health Plans, Inc.	3.9%
Thomas & Betts Corp.	3.6
Belden, Inc.	3.5
Penn National Gaming, Inc.	3.4
Texas Roadhouse, Inc.	3.3
Herbalife Ltd.	3.2
Mueller Industries, Inc.	3.2
Cypress Semiconductor Corp.	3.2
ON Semiconductor Corp.	3.2
Aspen Insurance Holdings Ltd.	3.1
(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For Further Detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the data given, are subject to change at anytime, and are not recommendations to buy or sell any securities.

COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

The Fund had no utilities holdings and its financials weighting was significantly smaller than that of the Russell Index. The financials weighting is likely to remain smaller because we do not have a positive view of small-cap regional banks, a significant component of the Russell Index sector.

Neil Eigen	Richard Rosen
Portfolio Manager	Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

6	COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia VP – Select

Smaller-Cap Value Fund Class 3 shares (from 1/1/02 to 12/31/11) as compared to the performance of the Russell

2000® Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	5 years	10 years
Columbia VP — Select Smaller-Cap Value Fund Class 3
Class 3	Cumulative value of $10,000	$9,149	$9,540	$16,240
	Average annual total return	-8.51%	-0.94%	+4.97%
Russell 2000® Index(1)
	Cumulative value of $10,000	$9,582	$10,075	$17,276
	Average annual total return	-4.18%	+0.15%	+5.62%

Results for other share classes can be found on page 3.

8	COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT

(1)

The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT	9

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	872.60	1,020.26	4.51	4.86	0.96
Class 2	1,000.00	1,000.00	870.60	1,019.00	5.67	6.12	1.21
Class 3	1,000.00	1,000.00	871.70	1,019.65	5.07	5.47	1.08

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

10	COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 100.3%
CONSUMER DISCRETIONARY 15.7%
Auto Components 1.0%
American Axle & Manufacturing Holdings, Inc.(a)(b)	140,000	$1,384,600
Diversified Consumer Services 2.6%
Sotheby’s	130,000	3,708,900
Hotels, Restaurants & Leisure 6.7%
Penn National Gaming, Inc.(a)(b)	130,000	4,949,100
Texas Roadhouse, Inc.(b)	315,000	4,693,500

Total		9,642,600
Household Durables 2.9%
Lennar Corp., Class A(b)	208,000	4,087,200
Textiles, Apparel & Luxury Goods 2.5%
Hanesbrands, Inc.(a)(b)	165,000	3,606,900

TOTAL CONSUMER DISCRETIONARY		22,430,200
CONSUMER STAPLES 8.4%
Food Products 5.1%
Dean Foods Co.(a)	250,000	2,800,000
Smithfield Foods, Inc.(a)	185,000	4,491,800

Total		7,291,800
Personal Products 3.3%
Herbalife Ltd.(c)	90,000	4,650,300

TOTAL CONSUMER STAPLES		11,942,100
ENERGY 5.8%
Energy Equipment & Services 5.8%
Exterran Holdings, Inc.(a)(b)	130,400	1,186,640
Superior Energy Services, Inc.(a)(b)	118,700	3,375,828
Tetra Technologies, Inc.(a)(b)	400,000	3,736,000

Total		8,298,468
TOTAL ENERGY		8,298,468
FINANCIALS 13.0%
Insurance 13.0%
Aspen Insurance Holdings Ltd.(b)(c)	170,000	4,505,000
Endurance Specialty Holdings Ltd.(c)	80,000	3,060,000
Hanover Insurance Group, Inc. (The)	95,000	3,320,250
Infinity Property & Casualty Corp.(b)	77,000	4,368,980
Lincoln National Corp.	175,000	3,398,500

Total		18,652,730
TOTAL FINANCIALS		18,652,730
HEALTH CARE 11.7%
Health Care Equipment & Supplies 1.2%
Analogic Corp.	30,400	1,742,528
Health Care Providers & Services 3.9%
WellCare Health Plans, Inc.(a)	107,000	5,617,500
Pharmaceuticals 6.6%
Impax Laboratories, Inc.(a)(b)	120,000	2,420,400
ISTA Pharmaceuticals, Inc.(a)(b)	390,000	2,749,500
Salix Pharmaceuticals Ltd.(a)(b)	88,000	4,210,800

Total		9,380,700
TOTAL HEALTH CARE		16,740,728

Issuer	Shares	Value

Common Stocks (continued)
INDUSTRIALS 29.8%
Aerospace & Defense 3.0%
Cubic Corp.	100,000	$4,359,000
Airlines 2.8%
United Continental Holdings, Inc.(a)(b)	215,000	4,057,050
Commercial Services & Supplies 5.1%
Brink’s Co. (The)	105,000	2,822,400
Waste Connections, Inc.(b)	135,000	4,473,900

Total		7,296,300
Construction & Engineering 2.3%
Shaw Group, Inc. (The)(a)	120,000	3,228,000
Electrical Equipment 10.2%
Belden, Inc.(b)	150,000	4,992,000
EnerSys(a)(b)	170,000	4,414,900
Thomas & Betts Corp.(a)(b)	95,000	5,187,000

Total		14,593,900
Machinery 4.4%
Douglas Dynamics, Inc.(b)	105,000	1,535,100
Mueller Industries, Inc.(b)	120,000	4,610,400
Navistar International Corp.(a)	3,000	113,640

Total		6,259,140
Road & Rail 1.5%
Swift Transportation Co.(a)	258,300	2,128,392
Transportation Infrastructure 0.5%
Aegean Marine Petroleum Network, Inc.(c)	170,000	693,600

TOTAL INDUSTRIALS		42,615,382
INFORMATION TECHNOLOGY 12.0%
IT Services 2.8%
CACI International, Inc., Class A(a)(b)	73,000	4,082,160
Semiconductors & Semiconductor Equipment 6.4%
Cypress Semiconductor Corp.(a)(b)	270,000	4,560,300
ON Semiconductor Corp.(a)	590,000	4,554,800

Total		9,115,100
Software 2.8%
Quest Software, Inc.(a)	215,000	3,999,000

TOTAL INFORMATION TECHNOLOGY		17,196,260
MATERIALS 3.9%
Chemicals 2.6%
Minerals Technologies, Inc.(b)	65,000	3,674,450
Containers & Packaging 1.3%
Owens-Illinois, Inc.(a)	100,000	1,938,000

TOTAL MATERIALS		5,612,450
Total Common Stocks
(Cost: $109,364,224)		$143,488,318

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT	11

Portfolio of Investments (continued)

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Issuer	Shares	Value

Money Market Funds —%
Columbia Short-Term Cash Fund, 0.141%(d)(e)	68,066	$68,066
Total Money Market Funds
(Cost: $68,066)		$68,066

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 25.4%
Certificates of Deposit 0.7%
Standard Chartered Bank PLC
03/05/12	0.630%	$1,000,000	$1,000,000
Total			1,000,000
Repurchase Agreements 24.7%
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $10,000,056(f)
	0.050%	10,000,000	10,000,000
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $10,000,111(f)
	0.100%	10,000,000	10,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $5,000,078(f)
	0.140%	$5,000,000	$5,000,000
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $10,275,611(f)
	0.080%	10,275,520	10,275,520
Total			$35,275,520
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $36,275,520)			$36,275,520
Total Investments
(Cost: $145,707,810)			$179,831,904
Other Assets & Liabilities, Net			(36,793,338)
Net Assets			$143,038,566

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At December 31, 2011, security was partially or fully on loan.

(c)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $12,908,900 or 9.02% of net assets.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$143,973	$16,027,584	$(16,103,491)	$—	$68,066	$393	$68,066

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Fannie Mae Interest Strip	$1,941,516
Fannie Mae REMICS	4,396,847
Federal Home Loan Mortgage Corp	3,233,604
Federal National Mortgage Association	628,095
Total Market Value of Collateral Securities	$10,200,062

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Portfolio of Investments (continued)

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$5,051,567
Ginnie Mae I Pool	2,503,071
Ginnie Mae II Pool	2,645,362
Total Market Value of Collateral Securities	$10,200,000

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$1,296,707
Fannie Mae REMICS	472,800
Fannie Mae Whole Loan	1,563
Fannie Mae-Aces	5,738
Federal Farm Credit Bank	44,037
Federal Home Loan Banks	49,667
Federal Home Loan Mortgage Corp	39,546
Federal National Mortgage Association	82,047
Freddie Mac Gold Pool	557,082
Freddie Mac Non Gold Pool	167,081
Freddie Mac Reference REMIC	13
Freddie Mac REMICS	377,149
Ginnie Mae I Pool	648,801
Ginnie Mae II Pool	869,203
Government National Mortgage Association	213,316
United States Treasury Bill	8,031
United States Treasury Note/Bond	260,701
United States Treasury Strip Coupon	6,518
Total Market Value of Collateral Securities	$5,100,000

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$3,166,722
Freddie Mac REMICS	1,113,724
Government National Mortgage Association	6,200,584
Total Market Value of Collateral Securities	$10,481,030

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT	13

Portfolio of Investments (continued)

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

		Fair Value at December 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets(b)	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$22,430,200	$—	$—	$22,430,200
Consumer Staples	11,942,100	—	—	11,942,100
Energy	8,298,468	—	—	8,298,468
Financials	18,652,730	—	—	18,652,730
Health Care	16,740,728	—	—	16,740,728
Industrials	42,615,382	—	—	42,615,382
Information Technology	17,196,260	—	—	17,196,260
Materials	5,612,450	—	—	5,612,450
Total Equity Securities	143,488,318	—	—	143,488,318
Other
Money Market Funds	68,066	—	—	68,066
Investments of Cash Collateral Received for Securities on Loan	—	36,275,520	—	36,275,520
Total Other	68,066	36,275,520	—	36,343,586
Total	$143,556,384	$36,275,520	$—	$179,831,904

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT	15

Statement of Assets and Liabilities

December 31, 2011
Assets
Investments, at value*
Unaffiliated issuers (identified cost $109,364,224)	$143,488,318
Affiliated issuers (identified cost $68,066)	68,066
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $1,000,000)	1,000,000
Repurchase agreements (identified cost $35,275,520)	35,275,520
Total investments (identified cost $145,707,810)	179,831,904
Receivable for:
Capital shares sold	2,021
Dividends	7,509
Interest	3,176
Expense reimbursement due from Investment Manager	21,645
Prepaid expense	5,920
Total assets	179,872,175
Liabilities
Due upon return of securities on loan	36,275,520
Payable for:
Capital shares purchased	403,984
Investment management fees	92,795
Distribution fees	9,677
Transfer agent fees	7,048
Administration fees	9,397
Other expenses	35,188
Total liabilities	36,833,609
Net assets applicable to outstanding capital stock	$143,038,566
Represented by
Partners’ capital	$143,038,566
Total — representing net assets applicable to outstanding capital stock	$143,038,566
*Value of securities on loan	$35,351,543
Net assets applicable to outstanding shares
Class 1	$61,630,952
Class 2	$12,858,113
Class 3	$68,549,501
Shares outstanding
Class 1	5,843,982
Class 2	1,224,078
Class 3	6,510,624
Net asset value per share
Class 1	$10.55
Class 2	$10.50
Class 3	$10.53

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2011
Net investment income
Income:
Dividends	$949,480
Dividends from affiliates	393
Income from securities lending—net	36,206
Total income	986,079
Expenses:
Investment management fees	1,179,427
Distribution fees
Class 2	28,863
Class 3	100,637
Transfer agent fees
Class 1	33,274
Class 2	6,927
Class 3	48,304
Administration fees	118,010
Compensation of board members	6,375
Custodian fees	11,174
Printing and postage fees	27,010
Professional fees	25,932
Other	6,869
Total expenses	1,592,802
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(35,460)
Total net expenses	1,557,342
Net investment loss	(571,263)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	12,668,206
Net realized gain	12,668,206
Net change in unrealized appreciation (depreciation) on:
Investments	(29,834,853)
Net change in unrealized depreciation	(29,834,853)
Net realized and unrealized loss	(17,166,647)
Net decrease in net assets from operations	$(17,737,910)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT	17

Statement of Changes in Net Assets

Year ended December 31,	2011	2010(a)
Operations
Net investment loss	$(571,263)	$(605,977)
Net realized gain	12,668,206	6,870,735
Net change in unrealized appreciation (depreciation)	(29,834,853)	13,003,137
Net increase (decrease) in net assets resulting from operations	(17,737,910)	19,267,895
Increase (decrease) in net assets from share transactions	72,412,885	(9,799,058)
Total increase in net assets	54,674,975	9,468,837
Net assets at beginning of year	88,363,591	78,894,754
Net assets at end of year	$143,038,566	$88,363,591

	2011		2010
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	144,231	1,490,283	481	5,000
Fund merger	6,781,457	81,360,557	—	—
Redemptions	(1,082,187)	(12,224,319)	—	—
Net increase	5,843,501	70,626,521	481	5,000
Class 2 shares
Subscriptions	193,048	2,210,037	16,715	179,616
Fund merger	1,337,306	16,012,684	—	—
Redemptions	(322,797)	(3,687,018)	(194)	(2,198)
Net increase	1,207,557	14,535,703	16,521	177,418
Class 3 Shares
Subscriptions	162,703	1,854,194	286,697	2,803,358
Redemptions	(1,314,085)	(14,603,533)	(1,315,804)	(12,784,834)
Net decrease	(1,151,382)	(12,749,339)	(1,029,107)	(9,981,476)
Total net increase (decrease)	5,899,676	72,412,885	(1,012,105)	(9,799,058)

(a)	Class 1 and Class 2 shares are for the period from May 3, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts of the Fund are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.52	$10.40
Income from investment operations:
Net investment loss	(0.03)	(0.04)
Net realized and unrealized gain (loss)	(0.94)	1.16
Total from investment operations	(0.97)	1.12
Net asset value, end of period	$10.55	$11.52
Total return	(8.42% )	10.77%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.98%	1.09%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.96%	1.09%	(c)
Net investment loss	(0.27% )	(0.58%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$61,631	$6
Portfolio turnover	13%	5%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.50	$10.40
Income from investment operations:
Net investment loss	(0.06)	(0.05)
Net realized and unrealized gain (loss)	(0.94)	1.15
Total from investment operations	(1.00)	1.10
Net asset value, end of period	$10.50	$11.50
Total return	(8.70% )	10.58%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.24%	1.36%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.21%	1.33%	(c)
Net investment loss	(0.52% )	(0.66%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$12,858	$190
Portfolio turnover	13%	5%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT	19

Financial Highlights (continued)

	Year ended Dec. 31,
	2011	2010		2009		2008	2007
Class 3
Per share data
Net asset value, beginning of period	$11.51	$9.08		$6.49		$11.80	$13.03
Income from investment operations:
Net investment income (loss)	(0.05)	(0.07)		(0.04)		0.02	0.01
Net realized and unrealized gain (loss)	(0.93)	2.50		2.63		(4.23)	(0.52)
Total from investment operations	(0.98)	2.43		2.59		(4.21)	(0.51)
Less distributions:
Net investment income	—	—		—		—	(0.02)
Net realized gains	—	—		—		(1.10)	(0.70)
Total distributions to shareholders	—	—		—		(1.10)	(0.72)
Net asset value, end of period	$10.53	$11.51		$9.08		$6.49	$11.80
Total return	(8.51% )	26.79%		39.81%		(38.59% )	(4.19% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.13%	1.21%		1.09%		1.06%	1.01%
Net expenses after fees waived or expenses reimbursed(b)	1.10%	1.20%		1.09%		0.96%	1.01%
Net investment income (loss)	(0.45% )	(0.76%	)	(0.56%	)	0.19%	0.06%
Supplemental data
Net assets, end of period (in thousands)	$68,550	$88,168		$78,895		$68,398	$160,788
Portfolio turnover	13%	5%		6%		269%	150%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT

Notes to Financial Statements

December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (the Fund), formerly known as Seligman Variable Portfolio –Smaller-Cap Value Fund, a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Prior to April 25, 2011, the Trust was named RiverSource Variable Series Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT	21

Notes to Financial Statements (continued)

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components

22	COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT

of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.79% to 0.70% as the Fund’s net assets increase. Prior to March 1, 2011, the rates were an annual fee that declined from 0.790% to 0.665% as assets increased. Also, prior to March 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class 3 share of the Fund and the annualized performance of the Lipper Small-Cap Core Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $14,095 for the year ended December 31, 2011. The effective management fee rate for the year ended December 31, 2011 was 0.80% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA. Effective March 1, 2011, the PIA was terminated.

COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT	23

Notes to Financial Statements (continued)

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2011 was 0.08% of the Fund’s average daily net assets.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were $1,454.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	0.955%
Class 2	1.205
Class 3	1.080

Prior to March 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and /or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class 1	1.025%
Class 2	1.275
Class 3	1.150

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds),

24	COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT

transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $19,346,272 and $44,500,476, respectively, for the year ended December 31, 2011.

Note 5. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At December 31, 2011, securities valued at $35,351,543 were on loan, secured by cash collateral of $36,275,520 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2011, one unaffiliated shareholder account owned 34.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholder accounts owned 48.3% of the outstanding shares of the Fund. Subscription and redemption activity of this account, may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for

COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT	25

Notes to Financial Statements (continued)

other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended December 31, 2011.

Note 9. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman Smaller-Cap Value Portfolio (the acquired fund), a series of Seligman Portfolios, Inc. (the Corporation). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $90,598,441 and the combined net assets immediately after the acquisition were $187,971,682.

The merger was accomplished by a tax-free exchange of 11,547,793 shares of the acquired fund valued at $97,373,241 (including $22,270,961 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	6,781,457
Class 2	1,337,306

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward. The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment loss, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $(0.6) million, $17.9 million, $(31.2) million and $(13.9) million, respectively.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid

26	COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT

to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT	27

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Variable Portfolio – Select Smaller-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Smaller-Cap Value Fund (formerly known as Seligman VP – Smaller Cap Value Fund) (the Fund) (one of the portfolios constituting the Columbia Funds Variable Series Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 19, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Select Smaller-Cap Value Fund of the Columbia Funds Variable Series Trust II at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 17, 2012

28	COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT	29

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 —May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

30	COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT	31

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

32	COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010;
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT	33

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

34	COLUMBIA VP – SELECT SMALLER-CAP VALUE FUND — 2011 ANNUAL REPORT

Columbia VP — Select Smaller-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Adviser, LLC.

©2012 Columbia Management Investment Advisers, LLC. All nights reserved.

S-6484 A (2/12)

Annual Report

Columbia Variable Portfolio – Seligman Global Technology Fund

Annual Report for the Period Ended December 31, 2011

Columbia Variable Portfolio – Seligman Global Technology Fund seeks long-term capital appreciation.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

Not FDIC insured ¡ No bank guarantee • May lose value

See the Fund’s prospectus for risks associated with investing in the Fund.

2	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

(Unaudited)

FUND SUMMARY

>	Columbia Variable Portfolio (VP) – Seligman Global Technology Fund (the Fund) Class 1 shares decreased 5.75% for the 12 months ended December 31, 2011.

>	The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology (IT) Index (Net), which fell 2.49% during the same 12-month period.

>	The Fund underperformed the broad global equity market, as measured by the Morgan Stanley Capital International (MSCI) World Index (Net), which lost 5.54% for the 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	10 years
Columbia VP – Seligman Global Technology Fund Class 1	-5.75%	+4.05%	+4.17%
Class 2	-6.06%	+3.79%	+3.96%
MSCI World IT Index (Net) (unmanaged)	-2.49%	+1.18%	+1.26%
MSCI World IT Index (Gross) (unmanaged)	-2.17%	+1.48%	+1.48%
MSCI World Index (Net) (unmanaged)	-5.54%	-2.37%	+3.62%
MSCI World Index (Gross) (unmanaged)	-5.02%	-1.82%	+4.15%

(See “The Fund’s Long-term Performance” for a description of the indices.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The indices do not reflect the effects of sales charges, expenses and taxes (except the MSCI World IT Index (Net) and the MSCI World Index (Net) which reflect reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	3

Manager Commentary

Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund) Class 1 shares fell 5.75% for the 12 months ended December 31, 2011. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology (IT) Index (Net), which lost 2.49% during the same 12-month period. The MSCI World Index (Net) decreased 5.54% for the same period.

Significant performance factors

International equities generated modest returns during the annual period, as significant volatility dominated amidst shifting views on the European sovereign debt crisis and the state of the global economy. The information technology sector, however, was one of the better performing sectors within the international equity market, as evidenced by the outperformance of the MSCI World IT Index (Net) over the MSCI World Index (Net) during the annual period.

During the annual period, relative strength in the information technology sector was supported by a few key factors. First, in a global economy experiencing only modest growth, those companies that did demonstrate more attractive growth characteristics were favored by investors. Second, as both ups and downs in the international equity markets proved to be extreme during the annual period, those companies that demonstrated earnings resiliency in a tough economy were considered more defensive investments. Third, corporate demand for information technology increased, as indicated by greater capital expenditures, albeit more modest spending during the second half of the annual period than during the first half.

All that said, the information technology sector faced some serious headwinds during the annual period. The earthquake and tsunami in Japan in March 2011 led to supply chain disruptions around the world. Floods in Thailand beginning in late July 2011 put many information technology-related companies under water both literally and figuratively. Sovereign debt crises in Europe led to rocky demand from that continent. Policies implemented by the Chinese government to suppress inflation led to an economic slowdown within the nation, a major customer of information technology. In turn, those larger-cap companies that relied primarily on U.S. demand performed better during the annual period than those with greater international exposure.

From an industry perspective, the best performing segments of the information technology sector during the annual period were information technology services, Internet software and services, and computers and peripherals. The weakest industries within the sector during the annual period were electronic equipment and instruments, office electronics, and communications equipment. That said, it was an annual period during which individual stock selection proved far more critical to Fund performance than industry allocation.

The Fund underperformed the MSCI World IT Index (Net) primarily because it had only a modest exposure to the information technology services industry, which was the best performing segment of the benchmark index during the annual period. In particular, the Fund had lesser weightings than the MSCI World IT Index (Net) in industry giant International Business Machines (IBM), a strong performer during the annual period. IBM, widely considered a more defensive information technology company than most, weathered uncertain economic prospects well.

SECTOR BREAKDOWN(1) (at December 31, 2011)
Health Care	2.2%
Industrials	1.6
Information Technology	90.4
Other(2)	5.8

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

4	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

The Fund had a significant weighting in semiconductors and, though the industry returned negative results for both the Fund and the benchmark index, individual stock selection enabled the Fund to outperform the benchmark. A position in Novellus Systems, which the benchmark did not own, and an overweight relative to the benchmark in KLA-Tencor aided in offsetting the detraction from the Fund’s position in Advanced Micro Devices.

Having only a modest exposure to the Internet software and services industry contributed positively to the Fund’s results but individual security selection within the industry proved weak. For example, having a sizable position in WebMD Health, which provides health information services to consumers, physicians, healthcare professionals, employers and health plans via the Internet, detracted from the Fund’s results. The stock, which is not a component of the MSCI World IT Index (Net), performed poorly during the annual period.

Elsewhere, a position in office automation and equipment firm Xerox detracted from the Fund’s results. Shares of Xerox pulled back during the annual period based primarily on the company’s exposure to international markets, as demand from China and India slowed. There were also some broad accounting concerns on the company.

The Fund’s largest industry allocation during the period was in software, which was among the negative performing industries in the benchmark index during the period. On the positive side, the Fund’s stock selection within the industry contributed to the Fund’s results relative to the benchmark. In particular, having sizable positions in voice recognition software company Nuance Communications, network software security leader Check Point Software Technologies and retail enterprise software company JDA Software Group added value.

Having only a modest exposure to the communications equipment industry buoyed the Fund’s results as well, as several of the industry’s key companies, such as Cisco Systems and Nokia, saw their shares decline during the annual period. The Fund held an underweighted position relative to the MSCI World IT Index (Net) in Cisco Systems and no position in Nokia during the annual period.

TOP TEN HOLDINGS(1) (at December 31, 2011)
Synopsys, Inc.	5.6%
Apple, Inc.	5.4
Symantec Corp.	4.9
Amdocs Ltd.	4.7
BMC Software, Inc.	4.5
Advanced Micro Devices, Inc.	4.1
Microsoft Corp.	4.0
Parametric Technology Corp.	3.8
Nuance Communications, Inc.	3.7
QUALCOMM, Inc.	3.6
(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any securities.

COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

Changes to the Fund’s portfolio

During the annual period, we reduced the Fund’s exposure to the telecommunications equipment, Internet software and services, software and office electronics and increased its allocation to information technology services, computers and peripherals, semiconductors and semiconductor equipment and electronic equipment instruments and components.

Richard Parower, CFA Portfolio Manager	Paul Wick Co-Portfolio Manager

Ajay Diwan Co-Portfolio Manager	Benjamin Lu Co-Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

6	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

The chart below illustrates the total value of an assumed $10,000 investment in Columbia Variable Portfolio (VP) – Seligman Global Technology Fund Class 1 shares (from 1/1/02 to 12/31/11) as compared to the performance of the Morgan Stanley Capital International (MSCI)World IT Index (Net), the MSCI World IT Index (Gross), the MSCI World Index (Net) and the MSCI World Index (Gross). Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance’’ in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	5 years	10 years
Columbia VP – Seligman Global Technology Fund
Class 1	Cumulative value of $10,000	$9,425	$12,195	$15,046
	Average annual total return	-5.75%	+4.05%	+4.17%
MSCI World IT Index (Net)(1)
	Cumulative value of $10,000	$9,751	$10,606	$11,330
	Average annual total return	-2.49%	+1.18%	+1.26%
MSCI World IT Index (Gross)(1)
	Cumulative value of $10,000	$9,783	$10,760	$11,583
	Average annual total return	-2.17%	+1.48%	+1.48%
MSCI World Index (Net)(2)
	Cumulative value of $10,000	$9,446	$8,871	$14,266
	Average annual total return	-5.54%	-2.37%	+3.62%
MSCI World Index (Gross)(2)
	Cumulative value of $10,000	$9,498	$9,124	$15,022
	Average annual total return	-5.02%	-1.82%	+4.15%

Results for other share classes can be found on page 3.

8	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

On September 30, 2011, the MSCI World IT Index (Net) replaced the MSCI World IT Index (Gross) as the Fund’s benchmark. The Fund’s Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the Net version of the index better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

Also on September 30, 2011, the MSCI World Index (Net) replaced the MSCI World Index (Gross) as an additional broad-based index. In the future, the Fund will no longer compare its performance to that of the Net or Gross version of the MSCI World Index.

(1)

The Morgan Stanley Capital International (MSCI) World Information Technology (IT) Index (Net) and the MSCI World IT Index (Gross), each is an unmanaged benchmark that assumes reinvestment of all distributions, if any and excludes the effect of expenses, fees, sales charges and taxes. The MSCI World IT Index is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.

(2)

The Morgan Stanley Capital International (MSCI) World Index (Net) and the MSCI World Index (Gross), each, is an unmanaged benchmark that assumes reinvestment of all distributions, if any and excludes the effect of expenses, fees, sales charges and taxes. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	9

Fund Expense Example

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

10	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	916.30	1,020.10	4.76	5.01	0.99
Class 2	1,000.00	1,000.00	915.10	1,018.85	5.95	6.28	1.24

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	11

Portfolio of Investments

Columbia Variable Portfolio – Seligman Global Technology Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 94.7%
HEALTH CARE 2.2%
Health Care Equipment & Supplies 0.8%
Baxter International, Inc.	7,400	$366,152
Sirona Dental Systems, Inc.(a)	4,900	215,796

Total		581,948
Life Sciences Tools & Services 1.4%
Life Technologies Corp.(a)	9,500	369,645
Thermo Fisher Scientific, Inc.(a)	16,800	755,496

Total		1,125,141
TOTAL HEALTH CARE		1,707,089
INDUSTRIALS 1.6%
Electrical Equipment 1.6%
Nidec Corp.(b)	14,800	1,285,025

TOTAL INDUSTRIALS		1,285,025
INFORMATION TECHNOLOGY 90.9%
Communications Equipment 4.9%
Cisco Systems, Inc.	19,300	348,944
F5 Networks, Inc.(a)	3,800	403,256
Juniper Networks, Inc.(a)	20,500	418,405
QUALCOMM, Inc.	48,648	2,661,045

Total		3,831,650
Computers & Peripherals 17.3%
Apple, Inc.(a)	9,800	3,969,000
Asustek Computer, Inc.(b)	64,000	454,759
Dell, Inc.(a)	129,200	1,890,196
Electronics for Imaging, Inc.(a)(c)	38,000	541,500
EMC Corp.(a)	96,800	2,085,072
NetApp, Inc.(a)	64,400	2,335,788
Seagate Technology PLC(b)	61,000	1,000,400
Western Digital Corp.(a)	42,500	1,315,375

Total		13,592,090
Electronic Equipment, Instruments & Components 4.2%
Avnet, Inc.(a)(c)	35,200	1,094,368
Jabil Circuit, Inc.(c)	33,500	658,610
Kyocera Corp.(b)	6,100	489,181
Nippon Electric Glass Co., Ltd.(b)	62,500	615,265
Tripod Technology Corp.(b)	10	24
Unimicron Technology Corp.(b)	376,400	442,051

Total		3,299,499
Internet Software & Services 2.4%
Akamai Technologies, Inc.(a)	3,400	109,752
Baidu, Inc., ADR(a)(b)	11,500	1,339,405
eBay, Inc.(a)	13,400	406,422

Total		1,855,579
IT Services 8.3%
Amdocs Ltd.(a)(b)	123,210	3,515,181
InterXion Holding NV(a)(b)	8,153	109,658
VeriFone Systems, Inc.(a)(c)	35,400	1,257,408

Issuer	Shares	Value
Common Stocks (continued)
IT Services (cont.)
Visa, Inc., Class A	15,800	$1,604,174

Total		6,486,421
Office Electronics 2.0%
Xerox Corp.	197,200	1,569,712
Semiconductors & Semiconductor Equipment 15.9%
Advanced Micro Devices, Inc.(a)(c)	565,972	3,056,249
Advanced Semiconductor Engineering, Inc.(b)	51	44
ASML Holding NV(b)	30,000	1,260,923
ASML Holding NV, NY Registered Shares, ADR(b)	2,100	87,759
Broadcom Corp., Class A(a)	17,700	519,672
KLA-Tencor Corp.(c)	49,600	2,393,200
Lattice Semiconductor Corp.(a)	98,600	585,684
Marvell Technology Group Ltd.(a)(b)	79,400	1,099,690
Microsemi Corp.(a)(c)	36,900	618,075
Novellus Systems, Inc.(a)	63,700	2,630,173
Teradyne, Inc.(a)	12,800	174,464

Total		12,425,933
Software 35.9%
Application Software 17.3%
Citrix Systems, Inc.(a)	4,300	261,096
JDA Software Group, Inc.(a)	45,300	1,467,267
NICE Systems Ltd., ADR(a)(b)(c)	23,600	813,020
Nuance Communications, Inc.(a)(c)	108,000	2,717,280
Parametric Technology Corp.(a)	155,342	2,836,545
SAP AG, ADR(b)	7,200	381,240
Synopsys, Inc.(a)	152,700	4,153,440
Taleo Corp., Class A(a)	23,900	924,691

Total		13,554,579
Systems Software 18.6%
BMC Software, Inc.(a)	102,630	3,364,211
Check Point Software Technologies Ltd.(a)(b)(c)	30,512	1,603,101
Microsoft Corp.	115,200	2,990,592
Oracle Corp.	91,100	2,336,715
Red Hat, Inc.(a)	10,400	429,416
Symantec Corp.(a)	234,523	3,670,285
VMware, Inc., Class A(a)(c)	1,900	158,061

Total		14,552,381
TOTAL INFORMATION TECHNOLOGY		71,167,844
Total Common Stocks
(Cost: $72,823,946)		$74,159,958

	Shares	Value
Money Market Funds 5.8%
Columbia Short-Term Cash Fund, 0.141%(d)(e)	4,543,965	$4,543,965
Total Money Market Funds
(Cost: $4,543,965)		$4,543,965

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Seligman Global Technology Fund

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 10.7%
Repurchase Agreements 10.7%
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $2,000,022(f)	0.100%	$2,000,000	$2,000,000
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $6,352,639(f)	0.080%	6,352,583	6,352,583

Total			8,352,583
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $8,352,583)			$8,352,583
Total Investments
(Cost: $85,720,494)			$87,056,506
Other Assets & Liabilities, Net			(8,735,884)
Net Assets			$78,320,622

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2011
Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley & Co.	Jan. 3, 2012	91,485 (USD	)	70,691 (EUR	)	$6	$—
Morgan Stanley & Co.	Jan. 4, 2012	173,376 (USD	)	13,518,805 (JPY	)	2,262	—
Total						$2,268	$—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $14,496,726 or 18.51% of net assets.

(c)	At December 31, 2011, security was partially or fully on loan.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$706,843	$53,287,220	$(49,450,098)	$—	$4,543,965	$7,579	$4,543,965

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	13

Portfolio of Investments (continued)

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Portfolio of Investments (continued)

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$1,010,314
Ginnie Mae I Pool	500,614
Ginnie Mae II Pool	529,072
Total Market Value of Collateral Securities	$2,040,000

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$1,957,746
Freddie Mac REMICS	688,532
Government National Mortgage Association	3,833,356
Total Market Value of Collateral Securities	$6,479,634

Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
EUR	European Monetary Unit
JPY	Japanese Yen
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Seligman Global Technology Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

Columbia Variable Portfolio – Seligman Global Technology Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Health Care	$1,707,089	$—	$—	$1,707,089
Industrials	—	1,285,025	—	1,285,025
Information Technology	67,905,597	3,262,247	—	71,167,844
Total Equity Securities	69,612,686	4,547,272	—	74,159,958
Other
Money Market Funds	4,543,965	—	—	4,543,965
Investments of Cash Collateral Received for Securities on Loan	—	8,352,583	—	8,352,583
Total Other	4,543,965	8,352,583	—	12,896,548
Investments in Securities	74,156,651	12,899,855	—	87,056,506
Derivatives(c)
Assets
Forward Foreign Currency Exchange Contracts	—	2,268	—	2,268
Total	$74,156,651	$12,902,123	$—	$87,058,774

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2011
Assets
Investments, at value*
Unaffiliated issuers (identified cost $72,823,946)	$74,159,958
Affiliated issuers (identified cost $4,543,965)	4,543,965
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $8,352,583)	8,352,583
Total investments (identified cost $85,720,494)	87,056,506
Foreign currency (identified cost $1)	1
Unrealized appreciation on forward foreign currency exchange contracts	2,268
Receivable for:
Capital shares sold	144,146
Dividends	11,769
Interest	557
Expense reimbursement due from Investment Manager	72,419
Prepaid expense	5,875
Total assets	87,293,541
Liabilities
Due upon return of securities on loan	8,352,583
Payable for:
Investments purchased	267,129
Capital shares purchased	188,867
Investment management fees	61,362
Distribution fees	10,885
Transfer agent fees	3,875
Administration fees	5,167
Other expenses	83,051
Total liabilities	8,972,919
Net assets applicable to outstanding capital stock	$78,320,622
Represented by
Paid-in capital	$77,915,581
Excess of distributions over net investment income	(2,351)
Accumulated net realized loss	(928,770)
Unrealized appreciation (depreciation) on:
Investments	1,336,012
Foreign currency translations	(2,118)
Forward foreign currency exchange contracts	2,268
Total — representing net assets applicable to outstanding capital stock	$78,320,622
*Value of securities on loan	$ 9,400,649
Net assets
Class 1	$25,223,045
Class 2	$53,097,577
Shares outstanding
Class 1	1,293,634
Class 2	2,783,764
Net asset value per share
Class 1	$ 19.50
Class 2	$ 19.07

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	17

Statement of Operations

Year ended December 31, 2011

Net investment income
Income:
Dividends	$494,795
Interest	85
Dividends from affiliates	7,579
Income from securities lending — net	7,986
Foreign taxes withheld	(26,719)
Total income	483,726
Expenses:
Investment management fees	607,849
Distribution fees
Class 2	102,220
Transfer agent fees
Class 1	13,857
Class 2	24,532
Administration fees	51,188
Compensation of board members	5,206
Custodian fees	17,911
Printing and postage fees	88,281
Professional fees	45,835
Other	7,823
Total expenses	964,702
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(228,985)
Total net expenses	735,717
Net investment loss	(251,991)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,507,467
Foreign currency translations	(31,467)
Forward foreign currency exchange contracts	26,947
Net realized gain	2,502,947
Net change in unrealized appreciation (depreciation) on:
Investments	(7,646,097)
Foreign currency translations	(2,131)
Forward foreign currency exchange contracts	2,268
Net change in unrealized depreciation	(7,645,960)
Net realized and unrealized loss	(5,143,013)
Net decrease in net assets from operations	$(5,395,004)

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

	2011	2010
Operations
Net investment loss	$ (251,991)	$ (38,022)
Net realized gain	2,502,947	826,429
Net change in unrealized depreciation	(7,645,960)	(31,046)
Net increase (decrease) in net assets resulting from operations	(5,395,004)	757,361
Increase (decrease) in net assets from capital share transactions	77,779,944	(1,213,847)
Total increase (decrease) in net assets	72,384,940	(456,486)
Net assets at beginning of year	5,935,682	6,392,168
Net assets at end of year	$78,320,622	$5,935,682
Excess of distributions over net investment income	$ (2,351)	$ (186)

	Year ended December 31,
	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	32,477	661,467	8,011	146,175
Fund merger	1,259,171	26,283,989	—	—
Redemptions	(193,896)	(3,957,824)	(36,665)	(672,195)
Net increase (decrease)	1,097,752	22,987,632	(28,654)	(526,020)
Class 2 shares
Subscriptions	907,021	18,037,247	35,013	667,753
Fund merger	2,205,485	45,130,273	—	—
Redemptions	(421,479)	(8,375,208)	(76,691)	(1,355,580)
Net increase (decrease)	2,691,027	54,792,312	(41,678)	(687,827)
Total net increase (decrease)	3,788,779	77,779,944	(70,332)	(1,213,847)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	19

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011	2010		2009		2008	2007
Class 1
Per share data
Net asset value, beginning of period	$20.69	$17.91		$11.03		$18.46	$15.99
Income from investment operations:
Net investment loss	(0.05)	(0.10)		(0.19)		(0.21)	(0.25)
Net realized and unrealized gain (loss)	(1.14)	2.88		7.07		(7.22)	2.72
Total from investment operations	(1.19)	2.78		6.88		(7.43)	2.47
Net asset value, end of period	$19.50	$20.69		$17.91		$11.03	$18.46
Total return	(5.75% )	15.52%		62.38%		(40.25% )	15.45%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.36%	2.84%		3.86%		3.54%	3.04%
Net expenses after fees waived or expenses reimbursed(b)	0.99%	1.30%		1.90%		1.90%	1.90%
Net investment loss	(0.23% )	(0.57%	)	(1.38%	)	(1.38% )	(1.44%	)
Supplemental data
Net assets, end of period (in thousands)	$25,223	$4,053		$4,022		$2,754	$5,644
Portfolio turnover	99%	96%		153%		161%	198%

	Year ended Dec. 31,
	2011	2010		2009		2008	2007
Class 2
Per share data
Net asset value, beginning of period	$20.30	$17.64		$10.88		$18.25	$15.83
Income from investment operations:
Net investment loss	(0.10)	(0.16)		(0.23)		(0.24)	(0.28)
Net realized and unrealized gain (loss)	(1.13)	2.82		6.99		(7.13)	2.70
Total from investment operations	(1.23)	2.66		6.76		(7.37)	2.42
Net asset value, end of period	$19.07	$20.30		$17.64		$10.88	$18.25
Total return	(6.06% )	15.08%		62.13%		(40.38% )	15.29%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.59%	3.03%		3.79%		3.71%	3.19%
Net expenses after fees waived or expenses reimbursed(b)	1.24%	1.62%		2.15%		2.07%	2.05%
Net investment loss	(0.48% )	(0.91%	)	(1.60%	)	(1.55% )	(1.59%	)
Supplemental data
Net assets, end of period (in thousands)	$53,098	$1,883		$2,370		$1,159	$2,899
Portfolio turnover	99%	96%		153%		161%	198%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses, (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Notes to Financial Statements

December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund) (formerly known as Seligman Global Technology Portfolio), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective April 25, 2011, the Fund, formerly a series of Seligman Portfolios, Inc., a Maryland Corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares, which are provided as an investment medium for variable annuity contracts and life insurance policies offered by various insurance companies.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

The two classes of shares represent interests in the same portfolio of investments and have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	21

Notes to Financial Statements (continued)

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund’s custodian entered into forward foreign currency exchange contracts on the Fund’s behalf in order to facilitate the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the

22	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at December 31, 2011

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$2,268	Unrealized depreciation on forward foreign currency exchange contracts	$—

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts	$26,947

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Forward Foreign Currency Exchange Contracts	$2,268

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	204

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	23

Notes to Financial Statements (continued)

Expenses

General expenses of the Corporation are allocated to the Fund and other funds of the Corporation based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Subaccounts

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to RICs. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

24	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.95% to 0.87% as the Fund’s net assets increase. The effective management fee rate for the year ended December 31, 2011 was 0.95% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2011 was 0.08% of the Fund's average daily net assets.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including, Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were $1,067.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund as defined under the 1940 Act may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the annual rates as a percentage of the class' average daily net assets:

Class 1	0.99%
Class 2	1.24

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	25

Notes to Financial Statements (continued)

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended December 31, 2011, these differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment company (PFIC) holdings and deferral/reversal of wash sale losses. To the extent these differences are permanent; reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$301,505
Accumulated net realized loss	3,968,402
Paid-in capital	(4,269,907)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations and net assets were not affected by this reclassification.

For the years ended December 31, 2011 and 2010, there were no distributions.

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	173,332
Accumulated realized loss	(666,212)
Unrealized appreciation	897,921

At December 31, 2011, the cost of investments for federal income tax purposes was $86,156,384 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$6,187,339
Unrealized depreciation	(5,287,217)
Net unrealized appreciation	$900,122

The following capital loss carryforward, determined at December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2016	$324,126
2017	342,086
Total	$666,212

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Columbia Variable Portfolio – Seligman Global Technology Fund acquired $2,278,384 of capital loss carryforward in connection with the Seligman Communications and Information Portfolio merger (Note 10). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

For the year ended December 31, 2011, $2,585,853 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant

26	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $65,749,494 and $57,560,174 respectively, for the year ended December 31, 2011.

Transactions to realign the Fund’s portfolio following the merger as described in Note 10 are excluded for purposes of calculating the Fund's portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $17,436,605 and $18,479,609, respectively.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At December 31, 2011, securities valued at $9,400,649 were on loan, secured by U.S. government securities valued at $1,313,223 and by cash collateral of $8,352,583 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2011 unaffiliated shareholder accounts indirectly owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other

COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	27

Notes to Financial Statements (continued)

temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended December 31, 2011.

Note 10. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman Communications and Information Portfolio, a series of Seligman Portfolios, Inc. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $5,853,610 and the combined net assets immediately after the acquisition were $77,267,872.

The merger was accomplished by a tax-free exchange of 3,075,259 shares of Seligman Communications and Information Portfolio valued at $71,414,262 (including $8,213,589 of unrealized appreciation).

In exchange for Seligman Communications and Information Portfolio shares, the Fund issued the following number of shares:

Shares
Class 1	1,259,171
Class 2	2,205,485

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Seligman Communications and Information Portfolio’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Seligman Communications and Information Portfolio that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, the Fund’s pro-forma net investment loss, net realized gain on investments, net change in unrealized depreciation and net decrease in net assets resulting from operations for the year ended December 31, 2011, would have been approximately $(0.3) million, $4.2 million, $(7.7) million and $(3.8) million, respectively.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

28	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Technology and Technology-related Investment Risk

The Fund will invest a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.
In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as

COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	29

Notes to Financial Statements (continued)

necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Variable Portfolio – Seligman Global Technology Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Seligman Global Technology Fund (formerly known as Seligman Global Technology Portfolio) (the Fund) (one of the portfolios constituting the Columbia Funds Variable Series Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 19, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Seligman Global Technology Fund of the Columbia Funds Variable Series Trust II at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 17, 2012

COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	31

Federal Income Tax Information

(Unaudited)

Fiscal year ended December 31, 2011

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

32	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	33

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 —May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

34	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (Private Investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Board Member Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	35

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010

36	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010;
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	37

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

38	COLUMBIA VP – SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Seligman Global Technology Fund

P.O. Box 8081

Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Adviser, LLC.

©2012 Columbia Management Investment Advisers, LLC. All nights reserved.

SL-9916 D (2/12)

Annual Report

Columbia

Variable Portfolio – Core Equity Fund

Annual Report for the Period Ended December 31, 2011

Columbia Variable Portfolio – Core Equity Fund seeks to provide shareholders with long-term growth of capital.

This Fund is closed to new Investors.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

See the Fund’s prospectus for risks associated with investing in the Fund.

2	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Variable Portfolio – Core Equity Fund (the Fund) rose 7.06% for the 12-month period ended December 31, 2011.

>	The Fund outperformed its benchmark, the Standard & Poor’s 500 Index (S&P 500 Index), which increased 2.11% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)

	1 year	5 years	Since inception 9/10/04
Columbia VP – Core Equity Fund	+7.06%	-1.27%	+2.96%
S&P 500 Index (unmanaged)	+2.11%	-0.25%	+3.66%

(See “The Fund’s Long-term Performance” for a description of the index)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	3

Manager Commentary

Effective August 2011, Oliver Buckley joined Brian Condon in the day-to-day management of Columbia Variable Portfolio – Core Equity Fund.

Columbia Variable Portfolio – Core Equity Fund (the Fund) advanced 7.06% for the 12 months ended December 31, 2011. The Fund outperformed its benchmark, the Standard & Poor’s 500 Index (S&P 500 Index), which advanced 2.11% during the same time period.

Significant performance factors

The year 2011 was full of surprises and challenges – unrest in the Middle East, Japan’s tragic earthquake, U.S. and European debt woes, political gridlock and more. Despite a year of mostly negative global news and economic uncertainty, large-cap U.S. stocks generally weathered the storm, delivering flat to modestly positive returns.

However, these results mask the high degree of volatility throughout the period. The S&P 500 Index had been up as much as 9% through the end of April and down as much as 9% through early October. From the beginning of 2011 through April, equity markets largely ignored spiking oil prices and the impact of Japan’s natural disasters on the global supply chain. But

SECTOR BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	10.0%
Consumer Staples	11.3
Energy	11.8
Financials	12.8
Health Care	12.6
Industrials	10.4
Information Technology	19.3
Materials	3.7
Telecommunication Services	3.0
Utilities	3.8
Other(2)	1.3

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

4	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

Europe’s debt crisis, Congress’ ineffectiveness in addressing the U.S. debt ceiling and S&P’s U.S. credit downgrade ultimately set off wild swings in the stock market. August was the worst performing month of the year for the broader equity markets.

U.S. economic momentum slowed in the third quarter, raising the odds of recession and making the U.S. economy more susceptible to financial shocks. In the fourth quarter, the equity market kept its focus on Europe’s woes, while China’s manufacturing engine showed signs of slowing. Nevertheless, U.S. corporations delivered reasonably strong earnings, with many reporting record profits.

Over the course of 2011, we saw notable shifts in the “quantitative” drivers of return within the S&P 500 Index. Through April, no particular group of stocks dominated S&P 500 performance, as indicated by the following results:

•	high beta stocks performed similarly to low beta stocks;

•	smaller stocks performed similarly to larger stocks; and

•	high growth stocks performed similarly to low growth stocks.

However, from May through December, return drivers were overwhelmingly defensive, especially in the third quarter. For example, within the S&P 500 Index:

•	the 20% of stocks with the lowest beta significantly outperformed the 20% with the highest beta;

TOP TEN HOLDINGS(1) (at December 31, 2011)
Apple, Inc.	5.3%
Chevron Corp.	3.7
International Business Machines Corp.	3.4
Philip Morris International, Inc.	3.3
Pfizer, Inc.	3.2
Microsoft Corp.	3.1
Wal-Mart Stores, Inc.	3.0
JPMorgan Chase & Co.	2.7
Intel Corp.	2.6
Verizon Communications, Inc.	2.6

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any securities.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

•	the 20% of stocks with the largest index weights outperformed the smallest 20%; and

•	the top dividend yielders outperformed the stocks that don’t pay dividends.

We use computer-based models to analyze and help us select stocks within sectors. We divide the factors, or metrics, for our stock selection models into three broad categories:

•	quality (quality of earnings and financial strength)

•	valuation (fundamental measures such as earnings and cash flow relative to market values)

•	catalyst (price momentum and business momentum)

The drivers of our stock selection model and, ultimately the Fund’s performance relative to the S&P 500, behaved very much like the benchmark drivers, though the shifts were a little more muted for the Fund. Our quality measures showed the most pronounced shifts. Through April, there was little discernible difference between the returns of high and low quality stocks, as ranked by our model. From May through December, high quality stocks (the top 20% of S&P 500 stocks as ranked by our aggregate quality score) outperformed the low quality stocks by over 11%. As a result, our “quality” criteria had a positive effect on relative Fund performance in the latter part of the year.

The story was reversed for our valuation metrics, which is a bit surprising because value stocks tend to underperform during up markets and outperform during down markets. Through April there was again little difference between the returns of stocks that were highly-ranked or poorly-ranked based on our valuation measures. However, in six of the eight months from May through December, the top quintile of “value” stocks meaningfully underperformed the bottom quintile.

Our catalyst factors added value more consistently throughout the period. The top quintile outperformed the bottom quintile by about 3% through April, and by about 5% from May through December.

In terms of sectors, the Fund’s holdings in the health care, consumer staples and utilities sectors delivered positive absolute returns for the year, while financials, materials and industrials declined. Relative to the S&P 500 Index, holdings in the health care, financials and consumer staples sectors

6	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

added value, while holdings in the utilities, materials and industrials sectors detracted.

Individual contributors for the year included Limited Brands, UnitedHealth Group and Biogen Idec. Specialty retailer Limited Brands, whose labels include Victoria’s Secret, Bath & Body Works and The White Barn Candle Company, has reported quarterly profit growth for more than two years with help from tight inventory management and conservative spending. During the holiday season, same-store sales easily topped analyst estimates. We maintained a solid overweight in the stock throughout the year, but trimmed the Fund’s position in the second half as the stock price continued to appreciate.

Diversified health and well-being company UnitedHealth Group reported strong earnings throughout the year, increased its dividend payment and completed or announced several strategic acquisitions. We maintained an overweight position throughout the period, trimming holdings slightly toward the end of the period because of the stock’s price appreciation.

International biotechnology company Biogen Idec, which operates in the areas of neurology, immunology, hemophilia and oncology, delivered strong product and financial performance throughout the year, driven particularly by growth of TYSABRI, a multiple sclerosis drug. We maintained a solid overweight in the stock throughout the year, but sold the position in the second half, again due to stock price appreciation.

Individual detractors for the year included Freeport-McMoRan Copper & Gold, Apache Corp. and JPMorgan Chase & Co. Freeport-McMoRan Copper & Gold, the world’s largest copper mining company, declined due to weakening copper prices related to the uncertain global economic outlook. We maintained an overweight throughout the period.

Independent energy company Apache Corp. finds, develops and produces natural gas, crude oil and natural gas liquids. The stock suffered due to a decline in oil prices and global economic and credit concerns. We held the portfolio’s position fairly steady throughout the year.

Financial holding company JPMorgan Chase & Co. faced a dismal year in which bank stocks fell sharply as many aspects of the business suffered; trading, underwriting and mergers and acquisitions were down significantly. We maintained a significant overweight in the stock

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

throughout the year as our stock selection models presumably identified the company as the best of a bad lot.

Changes to the Fund’s portfolio

As we explained above, we use computer-based models to select stocks for the Fund. Over the course of the year, notable stock purchases included pharmaceutical company Pfizer, credit card processor MasterCard and global industrials company Tyco International, which is known in the U.S. for its ADT security brand. We sold pharmaceutical giant Johnson & Johnson and semi-conductor company Texas Instruments. In addition, specialty chemicals company Lubrizol was acquired by Berkshire Hathaway.

A key element of the Fund’s strategy is that we keep sector weightings very similar to those of the S&P 500 Index. Rather than seek performance through sector “bets” we aim to add value through individual stock selection within each sector.

Our strategy uses quantitative stock selection models to rank stocks within sectors. Consequently, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities, as an asset class, will perform well or when they will perform poorly. Instead, we strive to keep the Fund fully invested at all times. Regardless of the market environment, we strive to select stocks that will outperform their industry peers.

Oliver Buckley Portfolio Manager	Brian Condon, CFA Portfolio Manager

8	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	9

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Variable Portfolio – Core Equity Fund (from 9/10/04 to 12/31/11) as compared to the performance of the S&P 500 Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The total returns shown do not reflect expenses that apply to the variable account or annuity contract. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
	1 year	5 years	Since inception 9/10/04
Columbia VP — Core Equity Fund
Cumulative value of $10,000	$10,706	$9,381	$12,380
Average annual total return	+7.06%	-1.27%	+2.96%
S&P 500 Index(1)
Cumulative value of $10,000	$10,211	$9,876	$13,007
Average annual total return	+2.11%	-0.25%	+3.66%

10	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

(1)

The Standard & Poor’s 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	11

Fund Expense Example

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

12	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

July 1, 2011 – December 31, 2011

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	979.70	1,023.06	1.99	2.03	0.40

Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	13

Portfolio of Investments

Columbia Variable Portfolio – Core Equity Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.8%

CONSUMER DISCRETIONARY 10.0%
Diversified Consumer Services 0.9%
Apollo Group, Inc., Class A(a)	29,000	$1,562,230
Household Durables 0.4%
Tempur-Pedic International, Inc.(a)(b)	14,077	739,465
Internet & Catalog Retail 1.6%
Netflix, Inc.(a)(b)	6,290	435,834
priceline.com, Inc.(a)	4,849	2,267,926

Total		2,703,760
Media 3.5%
Comcast Corp., Class A	110,500	2,619,955
DIRECTV, Class A(a)	70,274	3,004,916
DISH Network Corp., Class A	16,600	472,768

Total		6,097,639
Specialty Retail 3.6%
AutoZone, Inc.(a)(b)	9,230	2,999,473
GameStop Corp., Class A(a)(b)	8,300	200,279
Limited Brands, Inc.	71,884	2,900,519
Ross Stores, Inc.	5,288	251,339

Total		6,351,610
TOTAL CONSUMER DISCRETIONARY		17,454,704

CONSUMER STAPLES 11.3%
Beverages 1.2%
Coca-Cola Enterprises, Inc.	79,396	2,046,829
Food & Staples Retailing 4.6%
Kroger Co. (The)	51,879	1,256,509
Wal-Mart Stores, Inc.	87,301	5,217,108
Walgreen Co.(b)	47,806	1,580,466

Total		8,054,083
Food Products 0.9%
Hershey Co. (The)(b)	25,300	1,563,034
Household Products 0.1%
Kimberly-Clark Corp.(b)	3,292	242,160
Tobacco 4.5%
Lorillard, Inc.	18,100	2,063,400
Philip Morris International, Inc.	73,429	5,762,708

Total		7,826,108
TOTAL CONSUMER STAPLES		19,732,214

Issuer	Shares	Value
Common Stocks (continued)

ENERGY 11.8%
Energy Equipment & Services 1.5%
National Oilwell Varco, Inc.	39,183	$2,664,052
Oil, Gas & Consumable Fuels 10.3%
Apache Corp.	31,479	2,851,368
Chevron Corp.(c)	60,806	6,469,758
ConocoPhillips(b)	26,953	1,964,065
Exxon Mobil Corp.	30,909	2,619,847
Marathon Oil Corp.	46,697	1,366,821
Tesoro Corp.(a)	79,786	1,863,801
Valero Energy Corp.	42,331	891,068

Total		18,026,728
TOTAL ENERGY		20,690,780

FINANCIALS 12.8%
Capital Markets 1.6%
BlackRock, Inc.(b)	1,000	178,240
Franklin Resources, Inc.(b)	27,400	2,632,044

Total		2,810,284
Commercial Banks 0.2%
Wells Fargo & Co.	10,400	286,624
Consumer Finance 1.7%
Capital One Financial Corp.(b)	6,462	273,278
Discover Financial Services	114,942	2,758,608

Total		3,031,886
Diversified Financial Services 4.6%
Citigroup, Inc.	41,805	1,099,889
IntercontinentalExchange, Inc.(a)(b)	10,600	1,277,830
JPMorgan Chase & Co.	141,300	4,698,225
Moody’s Corp.(b)	28,400	956,512

Total		8,032,456
Insurance 2.7%
Aflac, Inc.	74,193	3,209,589
Genworth Financial, Inc., Class A(a)	44,600	292,130
Lincoln National Corp.(b)	32,974	640,355
Reinsurance Group of America, Inc.	12,916	674,861

Total		4,816,935

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS (cont.)
Real Estate Investment Trusts (REITs) 2.0%
Public Storage	2,200	$295,812
Simon Property Group, Inc.(b)	24,971	3,219,761

Total		3,515,573
TOTAL FINANCIALS		22,493,758
HEALTH CARE 12.6%
Biotechnology 1.5%
Amgen, Inc.	38,800	2,491,348
Gilead Sciences, Inc.(a)	4,169	170,637

Total		2,661,985
Health Care Providers & Services 2.5%
Humana, Inc.	100	8,761
UnitedHealth Group, Inc.	88,382	4,479,200

Total		4,487,961
Pharmaceuticals 8.6%
Abbott Laboratories	18,700	1,051,501
Bristol-Myers Squibb Co.	58,327	2,055,443
Eli Lilly & Co.(b)	83,989	3,490,583
Merck & Co., Inc.	74,723	2,817,057
Pfizer, Inc.	258,492	5,593,767

Total		15,008,351
TOTAL HEALTH CARE		22,158,297
INDUSTRIALS 10.4%
Aerospace & Defense 4.5%
General Dynamics Corp.	35,288	2,343,476
Lockheed Martin Corp.	23,182	1,875,424
Northrop Grumman Corp.(b)	1,100	64,328
Raytheon Co.(b)	43,670	2,112,755
United Technologies Corp.	20,716	1,514,132

Total		7,910,115
Air Freight & Logistics 0.8%
United Parcel Service, Inc., Class B	18,074	1,322,836
Commercial Services & Supplies 0.8%
Pitney Bowes, Inc.(b)	12,352	229,006
RR Donnelley & Sons Co.(b)	80,483	1,161,370

Total		1,390,376
Industrial Conglomerates 2.9%
General Electric Co.	122,041	2,185,754
Tyco International Ltd.(d)	63,216	2,952,820

Total		5,138,574

Issuer	Shares	Value
Common Stocks (continued)

INDUSTRIALS (cont.)
Machinery 0.1%
Parker Hannifin Corp.(b)	2,700	$205,875
Professional Services 1.3%
Dun & Bradstreet Corp. (The)	30,674	2,295,335
TOTAL INDUSTRIALS		18,263,111

INFORMATION TECHNOLOGY 19.4%
Computers & Peripherals 6.6%
Apple, Inc.(a)	22,532	9,125,460
Dell, Inc.(a)	165,000	2,413,950

Total		11,539,410
IT Services 5.2%
International Business Machines Corp.	32,257	5,931,417
Mastercard, Inc., Class A(b)	8,417	3,138,026

Total		9,069,443
Semiconductors & Semiconductor Equipment 3.8%
Atmel Corp.(a)	39,100	316,710
Intel Corp.	187,200	4,539,600
LSI Corp.(a)	55,400	329,630
Micron Technology, Inc.(a)	178,925	1,125,438
Teradyne, Inc.(a)(b)	30,200	411,626

Total		6,723,004
Software 3.8%
Microsoft Corp.	208,712	5,418,164
Oracle Corp.	11,100	284,715
VMware, Inc., Class A(a)(b)	10,895	906,355

Total		6,609,234
TOTAL INFORMATION TECHNOLOGY		33,941,091

MATERIALS 3.7%
Chemicals 2.6%
CF Industries Holdings, Inc.	18,908	2,741,282
Eastman Chemical Co.	45,736	1,786,448

Total		4,527,730
Metals & Mining 1.1%
Freeport-McMoRan Copper & Gold, Inc.	54,192	1,993,724
TOTAL MATERIALS		6,521,454

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)

TELECOMMUNICATION SERVICES 3.0%
Diversified Telecommunication Services 3.0%
AT&T, Inc.(b)	21,791	$658,960
Verizon Communications, Inc.	112,856	4,527,782

Total		5,186,742
TOTAL TELECOMMUNICATION SERVICES		5,186,742

UTILITIES 3.8%
Electric Utilities 1.8%
Exelon Corp.(b)	70,117	3,040,974
Independent Power Producers & Energy Traders 1.1%
AES Corp. (The)(a)	166,541	1,971,846
Multi-Utilities 0.9%
Public Service Enterprise Group, Inc.	47,884	1,580,651
TOTAL UTILITIES		6,593,471
Total Common Stocks (Cost: $152,260,182)		$173,035,622
	Shares	Value
Money Market Funds 1.3%
Columbia Short-Term Cash Fund, 0.141%(e)(f)	2,308,414	$2,308,414
Total Money Market Funds (Cost: $2,308,414)		$2,308,414

Issuer	Effective Yield	Par/ Principal/ Shares	Value

Investments of Cash Collateral Received for Securities on Loan 10.8%
Asset-Backed Commercial Paper 0.6%
Grampian Funding LLC
01/23/12	0.320%	$999,698	$999,698
Repurchase Agreements 10.2%
Citigroup Global Markets, Inc. dated 12/30/11, matures 01/03/12, repurchase price $5,000,028(g)
	0.050%	5,000,000	5,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $4,000,062(g)
	0.140%	4,000,000	4,000,000
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $8,984,533(g)
	0.080%	8,984,453	8,984,453

Total			17,984,453
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $18,984,151)			$18,984,151
Total Investments
(Cost: $173,552,747)			$194,328,187
Other Assets & Liabilities, Net			(19,103,238)
Net Assets			$175,224,949

Investment in Derivatives

Futures Contracts Outstanding at December 31, 2011
Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500 Index	7	$2,192,050	March 2012	$47,776	$—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At December 31, 2011, security was partially or fully on loan.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(c)	At December 31, 2011, investments in securities included securities valued at $530,936 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.
(d)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $2,952,820 or 1.69% of net assets.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(f)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$917,545	$22,080,670	$(20,689,801)	$—	$2,308,414	$4,212	$2,308,414

(g)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$3,155,955
Freddie Mac REMICS	1,553,624
Government National Mortgage Association	390,421
Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Fair Value Measurements

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$1,037,365
Fannie Mae REMICS	378,240
Fannie Mae Whole Loan	1,250
Fannie Mae-Aces	4,590
Federal Farm Credit Bank	35,229
Federal Home Loan Banks	39,734
Federal Home Loan Mortgage Corp	31,637
Federal National Mortgage Association	65,638
Freddie Mac Gold Pool	445,666
Freddie Mac Non Gold Pool	133,664
Freddie Mac Reference REMIC	11
Freddie Mac REMICS	301,719
Ginnie Mae I Pool	519,041
Ginnie Mae II Pool	695,363
Government National Mortgage Association	170,653
United States Treasury Bill	6,425
United States Treasury Note/Bond	208,561
United States Treasury Strip Coupon	5,214
Total Market Value of Collateral Securities	$4,080,000

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$2,768,839
Freddie Mac REMICS	973,791
Government National Mortgage Association	5,421,512
Total Market Value of Collateral Securities	$9,164,142

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Fair Value Measurements

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair Value at December 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$17,454,704	$—	$—	$17,454,704
Consumer Staples	19,732,214	—	—	19,732,214
Energy	20,690,780	—	—	20,690,780
Financials	22,493,758	—	—	22,493,758
Health Care	22,158,297	—	—	22,158,297
Industrials	18,263,111	—	—	18,263,111
Information Technology	33,941,091	—	—	33,941,091
Materials	6,521,454	—	—	6,521,454
Telecommunication Services	5,186,742	—	—	5,186,742
Utilities	6,593,471	—	—	6,593,471
Total Equity Securities	173,035,622	—	—	173,035,622
Other
Money Market Funds	2,308,414	—	—	2,308,414
Investments of Cash Collateral Received for Securities on Loan	—	18,984,151	—	18,984,151
Total Other	2,308,414	18,984,151	—	21,292,565
Investments in Securities	175,344,036	18,984,151	—	194,328,187
Derivatives(c)
Assets
Futures Contracts	47,776	—	—	47,776
Total	$175,391,812	$18,984,151	$—	$194,375,963

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	21

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $152,260,182)	$173,035,622
Affiliated issuers (identified cost $2,308,414)	2,308,414
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $999,698)	999,698
Repurchase agreements (identified cost $17,984,453)	17,984,453
Total investments (identified cost $173,552,747)	194,328,187
Receivable for:
Dividends	197,823
Interest	1,576
Reclaims	3,102
Expense reimbursement due from Investment Manager	10,471
Prepaid expense	8,235
Total assets	194,549,394
Liabilities
Due upon return of securities on loan	18,984,151
Payable for:
Capital shares purchased	230,148
Variation margin on futures contracts	8,400
Investment management fees	57,186
Other expenses	44,560
Total liabilities	19,324,445
Net assets applicable to outstanding capital stock	$175,224,949
*Value of securities on loan	$18,430,838
Net Assets	$175,224,949
Shares outstanding	21,387,753
Net asset value per share	$8.19

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2011

Net investment income
Income:
Dividends	$4,410,475
Dividends from affiliates	4,212
Income from securities lending — net	12,763
Total income	4,427,450
Expenses:
Investment management fees	731,722
Compensation of board members	7,252
Custodian fees	37,686
Printing and postage fees	24,797
Professional fees	30,004
Other	3,613
Total expenses	835,074
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(103,235)
Total net expenses	731,839
Net investment income	3,695,611
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	12,883,457
Foreign currency translations	31
Futures contracts	(156,569)
Net realized gain	12,726,919
Net change in unrealized appreciation (depreciation) on:
Investments	(3,735,771)
Foreign currency translations	231
Futures contracts	47,776
Net change in unrealized depreciation	(3,687,764)
Net realized and unrealized gain	9,039,155
Net increase in net assets resulting from operations	$12,734,766

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	23

Statement of Changes in Net Assets

Year ended December 31,	2011	2010
Operations
Net investment income	$3,695,611	$4,419,990
Net realized gain	12,726,919	16,114,016
Net change in unrealized appreciation (depreciation)	(3,687,764)	7,424,601
Net increase in net assets resulting from operations	12,734,766	27,958,607
Increase (decrease) in net assets from share transactions	(23,832,043)	(28,472,782)
Total decrease in net assets	(11,097,277)	(514,175)
Net assets at beginning of year	186,322,226	186,836,401
Net assets at end of year	$175,224,949	$186,322,226

Year ended December 31,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Subscriptions	99,728	793,777	51,708	340,739
Redemptions	(3,069,359)	(24,625,820)	(4,210,511)	(28,813,521)
Total decrease	(2,969,631)	(23,832,043)	(4,158,803)	(28,472,782)
Total net decrease	(2,969,631)	(23,832,043)	(4,158,803)	(28,472,782)

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions, if any. Total returns do not reflect payment of expenses that apply to the variable accounts or annuity charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011	2010	2009	2008	2007
Per share data
Net asset value, beginning of period	$7.65	$6.55	$5.27	$10.30	$10.97
Income from investment operations
Net investment income (loss)	0.16	0.17	0.12	0.17	0.19
Net realized and unrealized gain (loss)	0.38	0.93	1.16	(4.01)	0.15
Total from investment operations	0.54	1.10	1.28	(3.84)	0.34
Net investment income	—	—	—	(0.02)	(0.17)
Net realized gains	—	—	—	(1.17)	(0.84)
Total distributions to Shareholders	—	—	—	(1.19)	(1.01)
Net asset value, end of period	$8.19	$7.65	$6.55	$5.27	$10.30
Total return	7.06%	16.76%	24.40%	(41.62% )	3.32%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.46%	0.45%	0.44%	0.48%	0.48%
Net expenses after fees waived or expenses reimbursed(b)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.02%	2.44%	2.25%	2.07%	1.68%
Supplemental data
Net assets, end of period (in thousands)	$175,225	$186,322	$186,836	$174,866	$365,162
Portfolio turnover	52%	109%	76%	103%	65%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	25

Notes to Financial Statements

December 31, 2011

Note	1. Organization

Columbia Variable Portfolio – Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Prior to April 25, 2011, the Trust was named RiverSource Variable Series Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). You may not buy (nor will you own) shares of the Funds directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you.

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

26	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	27

Notes to Financial Statements (continued)

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

28	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	29

Notes to Financial Statements (continued)

Fair Values of Derivative Instruments at December 31, 2011

	Asset Derivatives			Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Net assets — unrealized appreciation on futures contracts	$47,776	*	Net assets — unrealized depreciation on futures contracts	$—	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations

for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Futures Contracts
Equity contracts	$(156,569)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Equity contracts	$47,776

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Futures contracts	97

Repurchase Agreements

The Funds may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

30	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund’s income and losses. The components of the Fund’s net assets are reported at the shareholder level for tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	31

Notes to Financial Statements (continued)

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to 0.40% of the Fund’s average daily net assets.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including, Fund boardroom and office expense, employee compensation,

32	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were $1,709.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) indefinitely, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.40% of the Fund’s average daily net assets.

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note	4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $95,075,182 and $115,352,838, respectively, for the year ended December 31, 2011.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	33

Notes to Financial Statements (continued)

Note	5. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At December 31, 2011, securities valued at $18,430,838 were on loan, secured by cash collateral of $18,984,151 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note	6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included

34	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note	7. Shareholder Concentration

At December 31, 2011, RiverSource Life Insurance Company, an affiliate of the Fund, owned 100% of the Fund’s shares. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note	8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended December 31, 2011.

Note	9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note	10. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	35

Notes to Financial Statements (continued)

are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various

36	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	37

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Columbia Variable Portfolio – Core Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Core Equity Fund (the Fund) (one of the portfolios constituting the Columbia Funds Variable Series Trust II) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

38	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Core Equity Fund of the Columbia Funds Variable Series Trust II at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 22, 2012

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	39

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

40	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	41

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 — May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

42	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	43

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

44	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	45

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010;
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

46	COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

COLUMBIA VARIABLE PORTFOLIO – CORE EQUITY FUND — 2011 ANNUAL REPORT	47

Columbia Variable Portfolio – Core Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6347 K (2/12)

Annual Report

Annual Report for the Period Ended December 31, 2011

The annual report describes five Funds, each of which invests in other funds. The objective of each Fund is a high level of total return that is consistent with an acceptable level of risk.

Variable Portfolio — Conservative Portfolio

Variable Portfolio — Moderately Conservative Portfolio

Variable Portfolio — Moderate Portfolio

Variable Portfolio — Moderately Aggressive Portfolio

Variable Portfolio — Aggressive Portfolio

Please remember that you may not buy (nor will you own) shares of the Funds directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Funds.

This annual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

Not FDIC Insured ■ May Lose Value  ■ No Bank Guarantee

See the Fund’s prospectus for risks associated with investing in the Fund.

2	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Your Fund at a Glance

Variable Portfolio – Conservative Portfolio

FUND SUMMARY

>	Variable Portfolio – Conservative Portfolio (the Fund) Class 2 shares gained 3.23% for the 12 months ended December 31, 2011.

>	The Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which rose 7.84% during the same period.

>	The Russell 3000® Index, the Fund’s domestic equity benchmark, increased 1.03% during the same period.

>	The Morgan Stanley Capital International (MSCI) All Country World Index ex-U.S. (Gross) declined 13.33% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index, gained 0.08% during the same period.

>

The Fund’s Blended Index, composed of 70% Barclays Capital U.S. Aggregate Bond Index, 14% Russell 3000® Index, 10% Citigroup 3-Month U.S. Treasury Bill Index and 6% MSCI All Country World Index ex-U.S. (Gross), rose 4.97% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
Variable Portfolio – Conservative Class 2	+3.23%	+5.57%
Class 4	+3.23%	+5.57%
Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+7.84%	+6.65%
Russell 3000® Index (unmanaged)	+1.03%	+10.01%
MSCI All Country World Index ex-U.S. (Gross) (unmanaged)	-13.33%	+3.62%
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)	+0.08%	+0.11%*
Blended Index (unmanaged)	+4.97%	+5.74%*

*	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI All Country World Index ex-U.S. (Gross) are from May 7, 2010. Citigroup 3-month U.S. Treasury Bill Index and Blended Index are from April 30, 2010.

(See “The Fund’s Long-term Performance” for a description of the index)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The indices do not reflect the effects of expenses. It is not possible to invest directly in an index.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	3

Your Fund at a Glance

Variable Portfolio – Moderately Conservative Portfolio

FUND SUMMARY

>	Variable Portfolio – Moderately Conservative Portfolio (the Fund) Class 2 shares rose 1.86% for the 12 months ended December 31, 2011.

>	The Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which rose 7.84% during the same period.

>	The Russell 3000® Index, the Fund’s domestic equity benchmark, increased 1.03% during the same period.

>	The Morgan Stanley Capital International (MSCI) All Country World Index ex-U.S. (Gross) declined 13.33% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index, gained 0.08% during the same period.

>

The Fund’s Blended Index, composed of 60% Barclays Capital U.S. Aggregate Bond Index, 24.5% Russell 3000® Index, 10.5% MSCI All Country World Index ex-U.S. (Gross) and 5% Citigroup 3-Month U.S. Treasury Bill Index, advanced 3.74% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
Variable Portfolio – Moderately Conservative Class 2	+1.86%	+5.83%
Class 4	+1.95%	+5.94%
Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+7.84%	+6.65%
Russell 3000® Index (unmanaged)	+1.03%	+10.01%
MSCI All Country World Index ex-U.S. (Gross) (unmanaged)	-13.33%	+3.62%
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)	+0.08%	+0.11%*
Blended Index (unmanaged)	+3.74%	+5.65%*

*	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI All Country World Index ex-U.S. (Gross) are from May 7, 2010. Citigroup 3-month U.S. Treasury Bill Index and Blended Index are from April 30, 2010.

(See “The Fund’s Long-term Performance” for a description of the Index )

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The indices do not reflect the effects of expenses. It is not possible to invest directly in an index.

4	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Your Fund at a Glance

Variable Portfolio – Moderate Portfolio

FUND SUMMARY

>	Variable Portfolio – Moderate Portfolio (the Fund) Class 2 shares gained 0.27% for the 12 months ended December 31, 2011.

>	The Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which rose 7.84% during the same period.

>	The Russell 3000® Index, the Fund’s domestic equity benchmark, increased 1.03% during the same period.

>	The Morgan Stanley Capital International (MSCI) All Country World Index ex-U.S. (Gross) declined 13.33% during the same period.

>	The Fund’s Blended Index, composed of 50% Barclays Capital U.S. Aggregate Bond Index, 35% Russell 3000® Index and 15% MSCI All Country World Index ex-U.S. (Gross) rose 2.45% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
Variable Portfolio – Moderate Class 2	+0.27%	+6.24%
Class 4	+0.36%	+6.29%
Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+7.84%	+6.65%
Russell 3000® Index (unmanaged)	+1.03%	+10.01%
MSCI All Country World Index ex-U.S. (Gross) (unmanaged)	-13.33%	+3.62%
Blended Index (unmanaged)	+2.45%	+7.87%

(See “The Fund’s Long-term Performance” for a description of the Index)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The indices do not reflect the effects of expenses. It is not possible to invest directly in an index.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	5

Your Fund at a Glance

Variable Portfolio – Moderately Aggressive Portfolio

FUND SUMMARY

>	Variable Portfolio – Moderately Aggressive Portfolio (the Fund) Class 2 shares decreased 1.43% for the 12 months ended December 31, 2011.

>	The Fund underperformed its benchmark, the Russell 3000® Index, which rose 1.03% during the same period.

>	The Fund’s bond benchmark, the Barclays Capital U.S. Aggregate Bond Index, advanced 7.84% during the same period.

>	The Morgan Stanley Capital International (MSCI) All Country World Index ex-U.S. (Gross) declined 13.33% during the same period.

>

The Fund’s Blended Index, composed of 45.5% Russell 3000® Index, 35% Barclays Capital U.S. Aggregate Bond Index and 19.5% MSCI All Country World Index ex-U.S. (Gross) rose 0.73% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
Variable Portfolio – Moderately Aggressive Class 2	-1.43%	+6.18%
Class 4	-1.34%	+6.29%
Russell 3000® Index (unmanaged)	+1.03%	+10.01%
Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+7.84%	+6.65%
MSCI All Country World Index ex-U.S. (Gross) (unmanaged)	-13.33%	+3.62%
Blended Index (unmanaged)	+0.73%	+8.05%

(See “The Fund’s Long-term Performance” for a description of the Index)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The indices do not reflect the effects of expenses. It is not possible to invest directly in an index.

6	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Your Fund at a Glance

Variable Portfolio – Aggressive Portfolio

FUND SUMMARY

>	Variable Portfolio – Aggressive Portfolio (the Fund) Class 2 Shares decreased 3.10% for the 12 months ended December 31, 2011.

>	The Russell 3000® Index, the Fund’s domestic equity benchmark, increased 1.03% during the same period.
>	The Morgan Stanley Capital International (MSCI) All Country World index ex-U.S. (Gross) declined 13.33% during the same period.
>	The Fund’s bond benchmark, the Barclays Capital U.S. Aggregate Bond Index, advanced 7.84% during the same period.
>	The Fund’s Blended Index, composed of 56% Russell 3000® Index, 24% MSCI All Country World Index ex-U.S. (Gross) and 20% Barclays U.S. Aggregate Bond Index, fell 1.03% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
Variable Portfolio – Aggressive Class 2	-3.10%	+6.23%
Class 4	-2.92%	+6.35%
Russell 3000® Index (unmanaged)	+1.03%	+10.01%
Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+7.84%	+6.65%
MSCI All Country World Index ex-U.S. (Gross) (unmanaged)	-13.33%	+3.62%
Blended Index (unmanaged)	-1.03%	+8.14%

(See “The Fund’s Long-term Performance” for a description of the index)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The indices do not reflect the effects of expenses. It is not possible to invest directly in an index.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	7

Manager Commentary

Variable Portfolio (VP) – Conservative Portfolio, VP – Moderately Conservative Portfolio and VP – Moderate Portfolio underperformed their respective primary benchmark, as represented by the Barclays Capital U.S. Aggregate Bond Index, for the 12 months ended December 31, 2011. VP – Moderately Aggressive Portfolio and VP – Aggressive Portfolio (the Funds) both underperformed their respective primary benchmark, as represented by the Russell 3000 Index, for the same time period. Each of the five Funds underperformed its respective Blended Index for the 12 months ended December 31, 2011. All returns shown below are for this annual period.

•

VP – Conservative Portfolio Class 2 shares gained 3.23%. The Fund’s Blended Index, composed of 70% Barclays Capital U.S. Aggregate Bond Index, 14% Russell 3000® Index, 10% Citigroup 3-Month U.S. Treasury Bill Index and 6% MSCI All Country World Index ex-U.S. (Gross), rose 4.97%.

•

VP – Moderately Conservative Portfolio Class 2 shares rose 1.86%. The Fund’s Blended Index, composed of 60% Barclays Capital U.S. Aggregate Bond Index, 24.5% Russell 3000® Index, 10.5% MSCI All Country World Index ex-U.S. (Gross) and 5% Citigroup 3-Month U.S. Treasury Bill Index, advanced 3.74%.

•

VP – Moderate Portfolio Class 2 shares gained 0.27%. The Fund’s Blended Index, composed of 50% Barclays Capital U.S. Aggregate Bond Index, 35% Russell 3000® Index and 15% MSCI All Country World Index ex U.S. (Gross), rose 2.45%.

•

VP – Moderately Aggressive Portfolio Class 2 shares fell 1.43%. The Fund’s Blended Index, composed of 45.5% Russell 3000® Index, 35% Barclays Capital U.S. Aggregate Bond Index and 19.5% MSCI All Country World Index ex-U.S. (Gross), rose 0.73%.

•

VP – Aggressive Portfolio fell 3.10%. The Fund’s Blended Index, composed of 56% Russell 3000® Index, 24% MSCI All Country World Index ex-U.S. (Gross) and 20% Barclays Capital U.S. Aggregate Bond Index, declined 1.03%.

Significant performance factors

The year 2011 was characterized by elevated volatility driven primarily by shifting sentiment toward U.S. economic activity and the potential impact of international economies on the U.S. Optimism early in the year for a continued economic recovery gave way in the spring and summer to deep concerns about deteriorating U.S. economic data, persistent sovereign debt crises in Europe and the possibility of a hard landing for China’s economy. The global financial markets also faced several other exogenous challenges, including the Arab Spring, the Japanese natural and nuclear disasters and the massive flooding in Thailand. The third quarter of 2011 was particularly challenging as these factors, along with political paralysis in Washington D.C. and an unprecedented downgrade of U.S. sovereign debt by Standard & Poor’s, caused investor risk aversion to heighten and volatility to spike. Global financial markets generally performed well in the final quarter of the year on better than anticipated U.S. economic data. Surveys of manufacturing activity stabilized, following steady declines from March through September. Jobless claims declined to their lowest levels since 2008. In addition, consumer confidence posted gains just in time for the holiday shopping season. While investor sentiment continued to be dominated by headlines regarding European sovereign debt crises, a bank liquidity program from the European Central Bank introduced near the end of the year appeared to have calmed markets for the near term.

Amidst this backdrop, U.S. equity markets posted lackluster performance during the annual period overall, with the Russell 3000® Index returning 1.03%. International equities generated losses, with the MSCI All Country World Index ex-U.S. (Gross) declining 13.33%. Global equity markets struggled overall as European sovereign debt concerns spread to the larger nations of Italy and Spain, souring investor confidence around the world. In contrast, the U.S. fixed income market performed well, returning 7.84%, as measured by the Barclays Capital U.S. Aggregate Bond Index, boosted particularly by a strong third quarter during which interest rates fell sharply. For the 12 months ended December 31, 2011, the yield on the 10-year U.S. Treasury declined 142 basis points (a basis point is 1/100th of a percentage point) to end the year at 1.88%. More credit-sensitive non-Treasury sectors of the bond market lagged by comparison, as spreads, or risk premiums, widened. Three-month Treasury bills, a proxy for cash, returned 0.08%, as measured by the Citigroup 3-Month Treasury Bill Index, as the Federal Reserve maintained short-term interest rates near zero throughout the year.

8	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

During the annual period, the Funds’ underlying equity funds that posted strong relative returns versus their respective benchmark indices were VP – Mondrian International Small Cap Fund, VP – Invesco International Growth Fund, VP – Jennison Mid Cap Growth Fund and VP – Partners Small Cap Growth Fund. The following underlying equity funds trailed their respective benchmark indices, thus detracting from the Funds’ relative results – Columbia VP – Mid Cap Value Opportunity Fund, VP – DFA International Value Fund, VP – Davis New York Venture Fund and Columbia VP – Diversified Equity Income Fund.

On the fixed income side, the Funds’ underlying funds that posted strong relative returns versus their respective benchmark indices were Columbia VP – Income Opportunities Fund, VP – Eaton Vance Floating-Rate Income Fund and VP – Wells Fargo Short Duration Government Fund. Conversely, Columbia VP – Global Inflation Protected Securities Fund and Columbia VP – Diversified Bond Fund trailed their respective benchmark indices, thus detracting from the Funds’ relative results.

Changes to the Funds’ portfolios

During the annual period, there were no major tactical changes in the allocations of the Funds’ portfolios via investments in underlying funds. That said, during the annual period, Dimensional Fund Advisors (DFA) replaced AllianceBernstein, L.P. as subadvisor to the underlying international value fund in which the Funds invest. The change followed a detailed assessment of both firms and other potential international large-cap value managers. We are quite constructive on DFA’s ability to navigate the markets going forward, as it seeks to outperform the benchmark index of what is now known as the VP – DFA International Value Fund.

Kent Bergene	Colin Lundgren	Gene Tannuzzo
Portfolio Manager	Portfolio Manager	Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Past performance is not a guarantee of future results.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	9

Investment Changes

Variable Portfolio – Conservative Portfolio

Fund holdings at December 31, 2011

	% of Fund’s portfolio assets	% of Fund’s portfolio assets 6 months ago
Domestic Equity Funds/International Equity Funds
Includes large cap, international, mid cap, real estate, global real estate, small cap, small-mid cap
Columbia Variable Portfolio – Diversified Equity Income Fund	1.6%	1.7%
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund	0.6	0.0 *
Variable Portfolio – American Century Growth Fund	1.6	1.6
Variable Portfolio – Columbia Wanger International Equities Fund	0.3	0.4
Variable Portfolio – Columbia Wanger U.S. Equities Fund	0.7	0.8
Variable Portfolio – DFA International Value Fund(1)	1.0	1.2
Variable Portfolio – Davis New York Venture Fund	1.0	1.0
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	0.9	1.4
Variable Portfolio – Invesco International Growth Fund	1.3	1.3
Variable Portfolio – Jennison Mid Cap Growth Fund	1.2	1.2
Variable Portfolio – MFS Value Fund	1.6	1.6
Variable Portfolio – Marsico Growth Fund	1.6	1.6
Variable Portfolio – Mondrian International Small Cap Fund	0.5	0.4
Variable Portfolio – Morgan Stanley Global Real Estate Fund	0.5	0.5
Variable Portfolio – NFJ Dividend Value Fund	1.6	1.6
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	1.6	1.7
Variable Portfolio – Partners Small Cap Growth Fund	0.4	0.4
Variable Portfolio – Partners Small Cap Value Fund	1.3	1.2
Variable Portfolio – Pyramis® International Equity Fund	1.3	1.2
	20.6%	20.8%
Fixed-Income Funds
Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected, multisector
Columbia Variable Portfolio – Diversified Bond Fund	11.7%	11.6%
Columbia Variable Portfolio – Global Bond Fund	3.0	3.0
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	7.0	6.9
Columbia Variable Portfolio – Income Opportunities Fund	2.1	2.0
Columbia Variable Portfolio – Limited Duration Credit Fund	8.9	8.9
Columbia Variable Portfolio – Short Duration U.S. Government Fund	3.5	3.5
Columbia Variable Portfolio – Strategic Income Fund	2.0	2.0
Variable Portfolio – American Century Diversified Bond Fund	11.4	11.3
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	3.9	4.0
Variable Portfolio – J.P. Morgan Core Bond Fund	10.6	10.6
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	4.0	4.0
Variable Portfolio – Wells Fargo Short Duration Government Fund	5.3	5.4
	73.4%	73.2%
Cash Equivalents
Columbia Variable Portfolio – Cash Management Fund	6.0%	6.0%
	6.0%	6.0%
	100.0%	100.0%

*	Rounds to less than 0.1%.

(1)	Variable Portfolio – AllianceBernstein International Value Fund was renamed Variable Portfolio – DFA International Value Fund as of November 16, 2011.

Pyramis® is a registered service mark of FMR LLC. Used under license.

10	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Portfolio Allocation

(at December 31, 2011; % of portfolio assets)

Equity Funds(1)	20.6%
Fixed-Income Funds(2)	73.4
Cash Equivalents(3)	6.0

(1)	Includes U.S. Large Cap 11.3%, International 4.4%, U.S. Mid Cap 2.7%, U.S. Small Cap 1.7% and Global Real Estate 0.5%.
(2)	Includes Investment Grade 57.5%, Inflation Protected Securities 7.0%, Floating Rate 3.9%, Global Bond 3.0% and Multisector 2.0%.
(3)	Money Market 6.0%.

Top Five Holdings

(at December 31, 2011; % of portfolio assets)

Columbia Variable Portfolio – Diversified Bond Fund	11.7%
Variable Portfolio – American Century Diversified Bond Fund	11.4
Variable Portfolio – J.P. Morgan Core Bond Fund	10.6
Columbia Variable Portfolio – Limited Duration Credit Fund	8.9
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	7.0

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	11

Investment Changes

Variable Portfolio – Moderately Conservative Portfolio

Fund holdings at December 31, 2011

	% of Fund’s portfolio assets	% of Fund’s portfolio assets 6 months ago
Domestic Equity Funds/International Equity Funds
Includes large cap, international, mid cap, real estate, global real estate, small cap, small-mid cap
Columbia Variable Portfolio – Diversified Equity Income Fund	2.8%	2.8%
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	0.5	0.5
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund	1.5	1.2
Variable Portfolio – American Century Growth Fund	2.5	2.6
Variable Portfolio – Columbia Wanger International Equities Fund	0.9	0.9
Variable Portfolio – Columbia Wanger U.S. Equities Fund	1.1	1.1
Variable Portfolio – DFA International Value Fund(1)	2.0	2.1
Variable Portfolio – Davis New York Venture Fund	1.9	1.9
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	1.1	1.4
Variable Portfolio – Invesco International Growth Fund	2.8	2.9
Variable Portfolio – Jennison Mid Cap Growth Fund	1.8	1.8
Variable Portfolio – MFS Value Fund	2.8	2.8
Variable Portfolio – Marsico Growth Fund	2.5	2.6
Variable Portfolio – Mondrian International Small Cap Fund	0.7	0.7
Variable Portfolio – Morgan Stanley Global Real Estate Fund	0.8	0.8
Variable Portfolio – NFJ Dividend Value Fund	2.8	2.9
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	2.5	2.6
Variable Portfolio – Partners Small Cap Growth Fund	0.8	0.8
Variable Portfolio – Partners Small Cap Value Fund	1.8	1.8
Variable Portfolio – Pyramis® International Equity Fund	1.8	1.8
	35.4%	36.0%
Fixed-Income Funds
Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected, multisector
Columbia Variable Portfolio – Diversified Bond Fund	8.9%	8.9%
Columbia Variable Portfolio – Global Bond Fund	2.2	2.2
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	7.0	6.9
Columbia Variable Portfolio – Limited Duration Credit Fund	9.2	9.1
Columbia Variable Portfolio – Short Duration U.S. Government Fund	3.0	3.0
Columbia Variable Portfolio – Strategic Income Fund	1.1	1.0
RiverSource Variable Portfolio – Income Opportunities Fund	1.6	1.5
Variable Portfolio – American Century Diversified Bond Fund	8.9	8.8
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	2.0	2.0
Variable Portfolio – J.P. Morgan Core Bond Fund	7.9	7.9
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	4.9	4.9
Variable Portfolio – Wells Fargo Short Duration Government Fund	5.9	5.9
	62.6%	62.1%
Cash Equivalents
Columbia Variable Portfolio – Cash Management Fund	2.0%	1.9%
	2.0%	1.9%
	100.0%	100.0%

(1)	Variable Portfolio – AllianceBernstein International Value Fund was renamed Variable Portfolio – DFA International Value Fund as of November 16, 2011.

Pyramis®	is a registered service mark of FMR LLC. Used under license.

12	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Portfolio Allocation

(at December 31, 2011; % of portfolio assets)

Equity Funds(1)	35.4%
Fixed-Income Funds(2)	62.6
Cash Equivalents(3)	2.0

(1)	Includes U.S. Large Cap 18.9%, International 8.7%, U.S. Mid Cap 4.4%, U.S. Small Cap 2.6% and Global Real Estate 0.8%.
(2)	Includes Investment Grade 50.3%, Inflation Protected Securities 7.0%, Global Bond 2.2%, Floating Rate 2.0% and Multisector 1.1%.
(3)	Money Market 2.0%.

Top Five Holdings

(at December 31, 2011; % of portfolio assets)

Columbia Variable Portfolio – Limited Duration Credit Fund	9.2%
Columbia Variable Portfolio – Diversified Bond Fund	8.9
Variable Portfolio – American Century Diversified Bond Fund	8.9
Variable Portfolio – J.P. Morgan Core Bond Fund	7.9
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	7.0
For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	13

Investment Changes

Variable Portfolio – Moderate Portfolio

Fund holdings at December 31, 2011

	% of Fund’s portfolio assets	% of Fund’s portfolio assets 6 months ago
Domestic Equity Funds/International Equity Funds
Includes large cap, international, mid cap, real estate, global real estate, small cap, small-mid cap
Columbia Variable Portfolio – Diversified Equity Income Fund	3.7%	3.7%
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	1.2	1.3
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund	2.0	1.8
Variable Portfolio – American Century Growth Fund	3.7	3.9
Variable Portfolio – Columbia Wanger International Equities Fund	1.3	1.3
Variable Portfolio – Columbia Wanger U.S. Equities Fund	1.3	1.4
Variable Portfolio – DFA International Value Fund(1)	2.9	3.0
Variable Portfolio – Davis New York Venture Fund	2.8	2.9
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	2.0	2.2
Variable Portfolio – Invesco International Growth Fund	4.0	4.1
Variable Portfolio – Jennison Mid Cap Growth Fund	2.0	2.0
Variable Portfolio – MFS Value Fund	3.8	3.8
Variable Portfolio – Marsico Growth Fund	3.7	3.8
Variable Portfolio – Mondrian International Small Cap Fund	0.7	0.7
Variable Portfolio – Morgan Stanley Global Real Estate Fund	1.0	1.0
Variable Portfolio – NFJ Dividend Value Fund	3.9	3.8
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	3.6	3.7
Variable Portfolio – Partners Small Cap Growth Fund	0.9	0.9
Variable Portfolio – Partners Small Cap Value Fund	2.8	2.8
Variable Portfolio – Pyramis® International Equity Fund	2.2	2.2
	49.5%	50.3%
Fixed-Income Funds
Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected, multisector
Columbia Variable Portfolio – Diversified Bond Fund	5.8%	5.6%
Columbia Variable Portfolio – Global Bond Fund	3.0	3.0
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	6.7	6.5
Columbia Variable Portfolio - Income Opportunities Fund	3.1	3.0
Columbia Variable Portfolio – Limited Duration Credit Fund	6.6	6.6
Columbia Variable Portfolio – Short Duration U.S. Government Fund	1.7	1.7
Columbia Variable Portfolio – Strategic Income Fund	3.1	3.0
Variable Portfolio – American Century Diversified Bond Fund	5.9	5.8
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	2.0	2.0
Variable Portfolio – J.P. Morgan Core Bond Fund	5.7	5.6
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	3.0	3.0
Variable Portfolio – Wells Fargo Short Duration Government Fund	3.9	3.9
	50.5%	49.7%
Cash Equivalents
Columbia Variable Portfolio – Cash Management Fund	0.0%*	0.0%*
	0.0%*	0.0%*
	100.0%	100.0%

*	Rounds to less than 0.1%.

(1)	Variable Portfolio – AllianceBernstein International Value Fund was renamed Variable Portfolio – DFA International Value Fund as of November 16, 2011.

Pyramis®	is a registered service mark of FMR LLC. Used under license.

14	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Portfolio Allocation

(at December 31, 2011; % of portfolio assets)

Equity Funds(1)	49.5%
Fixed-Income Funds(2)	50.5
Cash Equivalents(3)	0.0

(1)	Includes U.S. Large Cap 26.5%, International 12.3%, U.S. Mid Cap 6.0%, U.S. Small Cap 3.7%, and Global Real Estate 1.0%.
(2)	Includes Investment Grade 35.7%, Inflation Protected Securities 6.7%, Multisector 3.1%, Global Bond 3.0% and Floating Rate 2.0%.
(3)	Money Market 0.0%. Rounds to less than 0.1%.

Top Five Holdings

(at December 31, 2011; % of portfolio assets)

Columbia Variable Portfolio – Global Inflation Protected Securities Fund	6.7%
Columbia Variable Portfolio – Limited Duration Credit Fund	6.6
Variable Portfolio – American Century Diversified Bond Fund	5.9
Columbia Variable Portfolio – Diversified Bond Fund	5.8
Variable Portfolio – J.P. Morgan Core Bond Fund	5.7

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	15

Investment Changes

Variable Portfolio – Moderately Aggressive Portfolio

Fund holdings at December 31, 2011

	% of Fund’s portfolio assets		% of Fund’s portfolio assets 6 months ago
Domestic Equity Funds/International Equity Funds
Includes large cap, international, mid cap, real estate, global real estate, small cap, small-mid cap
Columbia Variable Portfolio – Diversified Equity Income Fund	4.8%		4.8%
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	1.4		1.5
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund	2.3		2.2
Variable Portfolio – American Century Growth Fund	5.1		5.0
Variable Portfolio – Columbia Wanger International Equities Fund	1.3		1.4
Variable Portfolio – Columbia Wanger U.S. Equities Fund	2.0		2.1
Variable Portfolio – DFA International Value Fund(1)	3.7		4.0
Variable Portfolio – Davis New York Venture Fund	3.8		3.7
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	2.3		2.4
Variable Portfolio – Invesco International Growth Fund	5.1		5.3
Variable Portfolio – Jennison Mid Cap Growth Fund	2.4		2.4
Variable Portfolio – MFS Value Fund	5.1		4.8
Variable Portfolio – Marsico Growth Fund	5.1		5.0
Variable Portfolio – Mondrian International Small Cap Fund	0.8		0.8
Variable Portfolio – Morgan Stanley Global Real Estate Fund	1.0		1.0
Variable Portfolio – NFJ Dividend Value Fund	5.1		4.8
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	5.0		5.0
Variable Portfolio – Partners Small Cap Growth Fund	1.7		1.7
Variable Portfolio – Partners Small Cap Value Fund	3.7		3.5
Variable Portfolio – Pyramis® International Equity Fund	3.4		3.5
	65.1%		64.9%
Fixed-Income Funds
Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected, multisector
Columbia Variable Portfolio – Diversified Bond Fund	4.7%		4.6%
Columbia Variable Portfolio – Global Bond Fund	3.0		3.0
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	4.6		4.6
Columbia Variable Portfolio – Income Opportunities Fund	2.0		2.0
Columbia Variable Portfolio – Limited Duration Credit Fund	4.6		4.6
Columbia Variable Portfolio – Short Duration U.S. Government Fund	1.7		1.8
Columbia Variable Portfolio – Strategic Income Fund	2.0		2.0
Variable Portfolio – American Century Diversified Bond Fund	2.8		2.8
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	2.0		2.0
Variable Portfolio – J.P. Morgan Core Bond Fund	1.8		1.9
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	2.0		2.0
Variable Portfolio – Wells Fargo Short Duration Government Fund	3.7		3.8
	34.9%		35.1%
Cash Equivalents
Columbia Variable Portfolio – Cash Management Fund	0	.0%*	0	.0%*
	0	.0%*	0	.0%*
	100.0%		100.0%

*	Rounds to less than 0.1%.

(1)	Variable Portfolio – AllianceBernstein International Value Fund was renamed Variable Portfolio – DFA International Value Fund as of November 16, 2011.

Pyramis®	is a registered service mark of FMR LLC. Used under license.

16	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Portfolio Allocation

(at December 31, 2011; % of portfolio assets)

Equity Funds(1)	65.1%
Fixed-Income Funds(2)	34.9
Cash Equivalents(3)	0.0

(1)	Includes U.S. Large Cap 36.0%, International 15.7%, U.S. Mid Cap 7.0%, U.S. Small Cap 5.4%, and Global Real Estate 1.0%.
(2)	Includes Investment Grade 23.3%, Inflation Protected Securities 4.6%, Global Bond 3.0%, Floating Rate 2.0% and Multisector 2.0%.
(3)	Money Market 0.0%. Rounds to less than 0.1%.

Top Five Holdings

(at December 31, 2011; % of portfolio assets)

Variable Portfolio – Invesco International Growth Fund	5.1%
Variable Portfolio – American Century Growth Fund	5.1
Variable Portfolio – NFJ Dividend Value Fund	5.1
Variable Portfolio – MFS Value Fund	5.1
Variable Portfolio – Marsico Growth Fund	5.1

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	17

Investment Changes

Variable Portfolio – Aggressive Portfolio

Fund holdings at December 31, 2011

	% of Fund’s portfolio assets		% of Fund’s portfolio assets 6 months ago
Domestic Equity Funds/International Equity Funds
Includes large cap, international, mid cap, real estate, global real estate, small cap, small-mid cap
Columbia Variable Portfolio – Diversified Equity Income Fund	5.8%		5.7%
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	1.9		2.0
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund	2.9		2.8
Variable Portfolio – American Century Growth Fund	6.1		6.0
Variable Portfolio – Columbia Wanger International Equities Fund	1.9		2.0
Variable Portfolio – Columbia Wanger U.S. Equities Fund	2.7		2.7
Variable Portfolio – DFA International Value Fund (1)	4.7		5.0
Variable Portfolio – Davis New York Venture Fund	4.4		4.3
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	3.2		3.4
Variable Portfolio – Invesco International Growth Fund	6.1		6.3
Variable Portfolio – Jennison Mid Cap Growth Fund	3.4		3.4
Variable Portfolio – MFS Value Fund	6.1		5.8
Variable Portfolio – Marsico Growth Fund	6.0		6.1
Variable Portfolio – Mondrian International Small Cap Fund	1.2		1.2
Variable Portfolio – Morgan Stanley Global Real Estate Fund	1.0		1.0
Variable Portfolio – NFJ Dividend Value Fund	6.1		5.8
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	6.0		6.0
Variable Portfolio – Partners Small Cap Growth Fund	2.1		2.1
Variable Portfolio – Partners Small Cap Value Fund	4.5		4.3
Variable Portfolio – Pyramis® International Equity Fund	3.9		4.0
	80.0%		79.9%
Fixed-Income Funds
Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected, multisector
Columbia Variable Portfolio – Diversified Bond Fund	1.8%		1.7%
Columbia Variable Portfolio – Global Bond Fund	2.0		2.0
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	3.6		3.5
Columbia Variable Portfolio – Limited Duration Credit Fund	2.6		2.6
Columbia Variable Portfolio – Short Duration U.S. Government Fund	0.8		0.9
Columbia Variable Portfolio – Strategic Income Fund	2.0		2.0
Variable Portfolio – American Century Diversified Bond Fund	0.8		0.9
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	2.0		2.0
Variable Portfolio – J.P. Morgan Core Bond Fund	0.8		0.9
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	1.0		1.0
Variable Portfolio – Wells Fargo Short Duration Government Fund	2.6		2.6
	20.0%		20.1%
Cash Equivalents
Columbia Variable Portfolio – Cash Management Fund	0	.0%*	0	.0%*
	0	.0%*	0	.0%*
	100.0%		100.0%

*	Rounds to less than 0.1%.

(1)	Variable Portfolio – AllianceBernstein International Value Fund was renamed Variable Portfolio – DFA International Value Fund as of November 16, 2011.

Pyramis®	is a registered service mark of FMR LLC. Used under license.

18	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Portfolio Allocation

(at December 31, 2011; % of portfolio assets)

Equity Funds(1)	80.0%
Fixed-Income Funds(2)	20.0
Cash Equivalents(3)	0.0

(1)	Includes U.S. Large Cap 43.2%, International 19.7%, U.S. Mid Cap 9.5%, U.S. Small Cap 6.6%, and Global Real Estate 1.0%.
(2)	Includes Investment Grade 10.4%, Inflation Protected Securities 3.6%, Floating Rate 2.0%, Global Bond 2.0% and Multisector 2.0%.
(3)	Money Market 0.0%. Rounds to less than 0.1%.

Top Five Holdings

(at December 31, 2011; % of portfolio assets)

Variable Portfolio – Invesco International Growth Fund	6.1%
Variable Portfolio – NFJ Dividend Value Fund	6.1
Variable Portfolio – MFS Value Fund	6.1
Variable Portfolio – American Century Growth Fund	6.1
Variable Portfolio – Marsico Growth Fund	6.0

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	19

The Fund’s Long-term Performance

Variable Portfolio – Conservative Portfolio

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Variable Portfolio – Conservative Portfolio (from 5/7/10 to 12/31/11) as compared to the performance of a widely cited performance index, the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended Index, consisting of 70% Barclays Capital U.S. Aggregate Bond Index, 14% Russell 3000® Index, 6% Morgan Stanley Capital International (MSCI) All Country World Index ex-U.S. (Gross) and 10% Citigroup 3-Month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
Variable Portfolio – Conservative Portfolio
Class 2	Cumulative value of $10,000	$10,323	$10,937
	Average annual total return	+3.23%	+5.57%
Barclays Capital U.S. Aggregate Bond Index(1)
	Cumulative value of $10,000	$10,784	$11,122
	Average annual total return	+7.84%	+6.65%
Russell 3000 Index(2)
	Cumulative value of $10,000	$10,103	$11,708
	Average annual total return	+1.03%	+10.01%
MSCI All Country World Index ex-U.S. (Gross)(3)
	Cumulative value of $10,000	$8,667	$10,605
	Average annual total return	-13.33%	+3.62%
Citigroup 3-Month U.S. Treasury Bill Index(4)
	Cumulative value of $10,000	$10,008	$10,018
	Average annual total return	+0.08%	+0.11%	*
Blended Index(5)
	Cumulative value of $10,000	$10,497	$10,978
	Average annual total return	+4.97%	+5.74%	*

*	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI All Country World Index ex-U.S. (Gross) are from May 7, 2010. Citigroup 3-month U.S. Treasury Bill Index and Blended Index are from April 30, 2010.

20	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

(1)

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.

(2)

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(3)

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-U.S. (Gross), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI ex-U.S. (Gross) includes both developed and emerging markets.

(4)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.
(5)

The Blended Index for Conservative Portfolio is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI ACWI ex-U.S. (Gross) bonds — Barclays Capital U.S. Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.

The indices reflect reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	21

The Fund’s Long-term Performance

Variable Portfolio – Moderately Conservative Portfolio

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Variable Portfolio – Moderately Conservative Portfolio (from 5/7/10 to 12/31/11) as compared to the performance of a widely cited performance index, the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended Index, consisting of 60% Barclays Capital U.S. Aggregate Bond Index, 24.5% Russell 3000® Index, 10.5% Morgan Stanley Capital International (MSCI) All Country World Index ex-U.S. (Gross) and 5% Citigroup 3-Month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
Variable Portfolio – Moderately Conservative Portfolio
Class 2	Cumulative value of $10,000	$10,186	$10,981
	Average annual total return	+1.86%	+5.83%
Barclays Capital U.S. Aggregate Bond Index(1)
	Cumulative value of $10,000	$10,784	$11,122
	Average annual total return	+7.84%	+6.65%
Russell 3000 Index(2)
	Cumulative value of $10,000	$10,103	$11,708
	Average annual total return	+1.03%	+10.01%
MSCI All Country World Index ex-U.S. (Gross)(3)
	Cumulative value of $10,000	$8,667	$10,605
	Average annual total return	-13.33%	+3.62%
Citigroup 3-Month U.S. Treasury Bill Index(4)
	Cumulative value of $10,000	$10,008	$10,018
	Average annual total return	+0.08%	+0.11%	*
Blended Index(5)
	Cumulative value of $10,000	$10,374	$10,962
	Average annual total return	+3.74%	+5.65%	*

*	Fund data, Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI All Country World Index ex-U.S. (Gross) are from May 7, 2010. Citigroup 3-month U.S. Treasury Bill Index and Blended Index are from April 30, 2010.

22	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

(1)

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.

(2)

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(3)

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-U.S. (Gross), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI ex-U.S. (Gross) includes both developed and emerging markets.

(4)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.
(5)

The Blended Index for Moderately Conservative Portfolio is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI ACWI ex-U.S. (Gross) bonds — Barclays Capital U.S. Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.

The indices reflect reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	23

The Fund’s Long-term Performance

Variable Portfolio – Moderate Portfolio

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Variable Portfolio – Moderate Portfolio (from 5/7/10 to 12/31/11) as compared to the performance of a widely cited performance index, the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended Index, consisting of 50% Barclays Capital U.S. Aggregate Bond Index, 35% Russell 3000® Index and 15% Morgan Stanley Capital International (MSCI) All Country World Index ex-U.S. (Gross). Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
Variable Portfolio – Moderate Portfolio
Class 2	Cumulative value of $10,000	$10,027	$11,051
	Average annual total return	+0.27%	+6.24%
Barclays Capital U.S. Aggregate Bond Index(1)
	Cumulative value of $10,000	$10,784	$11,122
	Average annual total return	+7.84%	+6.65%
Russell 3000 Index(2)
	Cumulative value of $10,000	$10,103	$11,708
	Average annual total return	+1.03%	+10.01%
MSCI All Country World Index ex-U.S. (Gross)(3)
	Cumulative value of $10,000	$8,667	$10,605
	Average annual total return	-13.33%	+3.62%
Blended Index(4)
	Cumulative value of $10,000	$10,245	$11,333
	Average annual total return	+2.45%	+7.87%

24	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

(1)

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.

(2)

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(3)

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-U.S. (Gross), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI ex-U.S. (Gross) includes both developed and emerging markets.

(4)

The Blended Index for Moderate Portfolio is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI ACWI ex-U.S. (Gross) and bonds — Barclays Capital U.S. Aggregate Bond Index.

The indices reflect reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	25

The Fund’s Long-term Performance

Variable Portfolio – Moderately Aggressive Portfolio

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Variable Portfolio – Moderately Aggressive Portfolio (from 5/7/10 to 12/31/11) as compared to the performance of a widely cited performance index, the Russell 3000® Index, as well as a Blended Index, consisting of 45.5% Russell 3000 Index, 35% Barclays Capital U.S. Aggregate Bond Index and 19.5% Morgan Stanley Capital International (MSCI) All Country World Index ex-U.S. (Gross). Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
Variable Portfolio – Moderately Aggressive Portfolio
Class 2	Cumulative value of $10,000	$9,857	$11,041
	Average annual total return	-1.43%	+6.18%
Russell 3000 Index(1)
	Cumulative value of $10,000	$10,103	$11,708
	Average annual total return	+1.03%	+10.01%
Barclays Capital U.S. Aggregate Bond Index(2)
	Cumulative value of $10,000	$10,784	$11,122
	Average annual total return	+7.84%	+6.65%
MSCI All Country World Index ex-U.S. (Gross)(3)
	Cumulative value of $10,000	$8,667	$10,605
	Average annual total return	-13.33%	+3.62%
Blended Index(4)
	Cumulative value of $10,000	$10,073	$11,364
	Average annual total return	+0.73%	+8.05%

26	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

(1)

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(2)

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.

(3)

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-U.S. (Gross), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI ex-U.S. (Gross) includes both developed and emerging markets.

(4)

The Blended Index for Moderately Aggressive Portfolio is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI ACWI ex-U.S. (Gross) and bonds — Barclays Capital U.S. Aggregate Bond Index.

The indices reflect reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	27

The Fund’s Long-term Performance

Variable Portfolio – Aggressive Portfolio

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Variable Portfolio – Aggressive Portfolio (from 5/7/10 to 12/31/11) as compared to the performance of a widely cited performance index, the Russell 3000® Index, as well as a Blended Index, consisting of 56% Russell 3000 Index, 24% Morgan Stanley Capital International (MSCI) All Country World Index ex-U.S. (Gross) and 20% Barclays Capital U.S. Aggregate Bond Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
Variable Portfolio – Aggressive Portfolio
Class 2	Cumulative value of $10,000	$9,690	$11,051
	Average annual total return	-3.10%	+6.23%
Russell 3000 Index(1)
	Cumulative value of $10,000	$10,103	$11,708
	Average annual total return	+1.03%	+10.01%
MSCI All Country World Index ex-U.S. (Gross)(2)
	Cumulative value of $10,000	$8,667	$10,605
	Average annual total return	-13.33%	+3.62%
Barclays Capital U.S. Aggregate Bond Index(3)
	Cumulative value of $10,000	$10,784	$11,122
	Average annual total return	+7.84%	+6.65%
Blended Index(4)
	Cumulative value of $10,000	$9,897	$11,380
	Average annual total return	-1.03%	+8.14%

28	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

(1)

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(2)

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-U.S. (Gross), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI ex-U.S. (Gross) includes both developed and emerging markets.

(3)

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.

(4)

The Blended Index for Aggressive Portfolio is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI ACWI ex-U.S. (Gross) and bonds — Barclays Capital U.S. Aggregate Bond Index.

The indices reflect reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	29

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

30	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Variable Portfolio – Conservative Portfolio

July 1, 2011 - December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,000.00	1,023.71	1.35	1.37	0.27	4.41	4.46	0.88
Class 4	1,000.00	1,000.00	1,000.90	1,023.82	1.25	1.27	0.25	4.31	4.36	0.86

Expenses paid during the period are equal to the effective annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	31

Fund Expense Example (continued)

Variable Portfolio – Moderately Conservative Portfolio

July 1, 2011 - December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	982.10	1,023.71	1.34	1.37	0.27	4.57	4.67	0.92
Class 4	1,000.00	1,000.00	983.00	1,023.87	1.19	1.22	0.24	4.47	4.57	0.90

Expenses paid during the period are equal to the effective annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

32	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Variable Portfolio – Moderate Portfolio

July 1, 2011 - December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	962.50	1,023.71	1.33	1.37	0.27	4.82	4.97	0.98
Class 4	1,000.00	1,000.00	962.50	1,023.92	1.13	1.17	0.23	4.62	4.77	0.94

Expenses paid during the period are equal to the effective annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	33

Fund Expense Example (continued)

Variable Portfolio — Moderately Aggressive Portfolio

July 1, 2011 - December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	941.90	1,023.71	1.31	1.37	0.27	4.97	5.17	1.02
Class 4	1,000.00	1,000.00	942.80	1,023.92	1.12	1.17	0.23	4.77	4.97	0.98

Expenses paid during the period are equal to the effective annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

34	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Variable Portfolio – Aggressive Portfolio

July 1, 2011 - December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	922.40	1,023.71	1.30	1.37	0.27	5.11	5.38	1.06
Class 4	1,000.00	1,000.00	922.60	1,024.07	0.96	1.01	0.20	4.77	5.02	0.99

Expenses paid during the period are equal to the effective annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	35

Investments in Affiliated Funds

Variable Portfolio – Conservative Portfolio

December 31, 2011

(Percentages represent value of investments compared to net assets)

	Shares	Value
Equity Funds 20.6%
Global Real Estate 0.5%
Variable Portfolio – Morgan Stanley Global Real Estate Fund	1,454,139	$14,657,720
International 4.4%
Variable Portfolio – Columbia Wanger International Equities Fund	796,156	8,136,715
Variable Portfolio – DFA International Value Fund	3,362,722	29,020,287
Variable Portfolio – Invesco International Growth Fund	3,580,702	37,740,604
Variable Portfolio – Mondrian International Small Cap Fund	1,276,371	13,772,042
Variable Portfolio – Pyramis® International Equity Fund	3,680,234	35,514,259

Total		124,183,907
U.S. Large Cap 11.3%
Columbia Variable Portfolio – Diversified Equity Income Fund(a)	3,711,426	46,578,399
Variable Portfolio – American Century Growth Fund(a)	4,051,577	45,620,759
Variable Portfolio – Columbia Wanger U.S. Equities Fund(a)	1,766,355	19,959,814
Variable Portfolio – Davis New York Venture Fund(a)	2,877,124	27,764,246
Variable Portfolio – MFS Value Fund(a)	4,311,373	46,390,368
Variable Portfolio – Marsico Growth Fund(a)	3,799,394	44,756,862
Variable Portfolio – NFJ Dividend Value Fund(a)	4,015,468	46,820,360
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund(a)	3,916,417	44,686,319

Total		322,577,127
U.S. Mid Cap 2.7%
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund(a)	1,817,253	18,245,225
Variable Portfolio – Goldman Sachs Mid Cap Value Fund(a)	2,476,248	25,951,085
Variable Portfolio – Jennison Mid Cap Growth Fund(a)	2,902,457	33,639,472

Total		77,835,782
U.S. Small Cap 1.7%
Variable Portfolio – Partners Small Cap Growth Fund(a)	1,020,277	11,978,050
Variable Portfolio – Partners Small Cap Value Fund(a)	2,419,855	35,378,278

Total		47,356,328
Total Equity Funds
(Cost: $555,970,339)		$586,610,864

	Shares	Value
Fixed-Income Funds 73.4%
Floating Rate 3.9%
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	11,129,053	$110,511,502
Global Bond 3.0%
Columbia Variable Portfolio – Global Bond Fund	7,155,562	84,793,406
Inflation Protected Securities 7.0%
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	20,711,995	198,420,914
Investment Grade 57.5%
Columbia Variable Portfolio – Diversified Bond Fund	29,649,607	331,779,107
Columbia Variable Portfolio – Income Opportunities Fund	5,985,353	59,973,233
Columbia Variable Portfolio – Limited Duration Credit Fund	24,481,584	253,384,396
Columbia Variable Portfolio – Short Duration U.S. Government Fund	9,441,020	98,469,842
Variable Portfolio – American Century Diversified Bond Fund	29,272,497	324,339,267
Variable Portfolio – J.P. Morgan Core Bond Fund	27,725,976	302,490,399
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	10,605,275	112,628,017
Variable Portfolio – Wells Fargo Short Duration Government Fund	14,975,944	154,551,736

Total		1,637,615,997
Multisector 2.0%
Columbia Variable Portfolio – Strategic Income Fund	6,482,037	56,588,182
Total Fixed-Income Funds
(Cost: $2,029,050,758)		$2,087,930,001

Money Market Funds 6.0%
Columbia Variable Portfolio – Cash Management Fund, 0.011%(b)	169,894,023	$169,894,023
Total Money Market Funds
(Cost: $169,894,023)		$169,894,023
Total Investments in Affiliated Funds
(Cost: $2,754,915,120)		$2,844,434,888
Other Assets and Liabilities		(31,807)
Net Assets		$2,844,403,081

Notes to Investments in Affiliated Funds

(a)	Non-income producing.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	VARIABLE PORTFOLIOS – 2011 ANNUAL REPORT

Variable Portfolio – Conservative Portfolio

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair Value at December 31, 2011
Description	Level 1 Quoted Prices in Active Markets for Identical Assets(a)	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Affiliated Funds	$2,844,434,888	$—	$—	$2,844,434,888

(a)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	37

Investments in Affiliated Funds

38	VARIABLE PORTFOLIOS – 2011 ANNUAL REPORT

	Shares	Value
Equity Funds 35.4%
Global Real Estate 0.8%
Variable Portfolio – Morgan Stanley Global Real Estate Fund	4,236,080	$42,699,689
International 8.7%
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	2,045,953	28,275,076
Variable Portfolio – Columbia Wanger International Equities Fund	5,043,731	51,546,927
Variable Portfolio – DFA International Value Fund	13,213,571	114,033,117
Variable Portfolio – Invesco International Growth Fund	15,035,371	158,472,813
Variable Portfolio – Mondrian International Small Cap Fund	3,469,885	37,440,054
Variable Portfolio – Pyramis® International Equity Fund	10,374,940	100,118,174

Total		489,886,161
U.S. Large Cap 18.9%
Columbia Variable Portfolio – Diversified Equity Income Fund(a)	12,418,426	155,851,247
Variable Portfolio – American Century Growth Fund(a)	12,480,643	140,532,037
Variable Portfolio – Columbia Wanger U.S. Equities Fund(a)	5,227,771	59,073,817
Variable Portfolio – Davis New York Venture Fund(a)	11,202,738	108,106,426
Variable Portfolio – MFS Value Fund(a)	14,721,192	158,400,024
Variable Portfolio – Marsico Growth Fund(a)	11,907,087	140,265,485
Variable Portfolio – NFJ Dividend Value Fund(a)	13,719,524	159,969,648
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund(a)	12,257,788	139,861,363

Total		1,062,060,047
U.S. Mid Cap 4.4%
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund(a)	8,490,271	85,242,319
Variable Portfolio – Goldman Sachs Mid Cap Value Fund(a)	5,820,822	61,002,212
Variable Portfolio – Jennison Mid Cap Growth Fund(a)	8,574,668	99,380,402

Total		245,624,933
U.S. Small Cap 2.6%
Variable Portfolio – Partners Small Cap Growth Fund(a)	3,809,066	44,718,432
Variable Portfolio – Partners Small Cap Value Fund(a)	7,099,945	103,801,191

Total		148,519,623
Total Equity Funds
(Cost: $1,803,158,511)		$1,988,790,453

	Shares	Value
Fixed-Income Funds 62.6%
Floating Rate 2.0%
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	11,449,045	$113,689,015
Global Bond 2.2%
Columbia Variable Portfolio – Global Bond Fund	10,343,924	122,575,497
Inflation Protected Securities 7.0%
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	40,926,045	392,071,512
Investment Grade 50.3%
Columbia Variable Portfolio – Diversified Bond Fund	44,813,678	501,465,057
Columbia Variable Portfolio – Income Opportunities Fund	8,708,088	87,255,045
Columbia Variable Portfolio – Limited Duration Credit Fund	49,712,560	514,524,995
Columbia Variable Portfolio – Short Duration U.S. Government Fund	15,999,028	166,869,856
Variable Portfolio – American Century Diversified Bond Fund	45,213,980	500,970,897
Variable Portfolio – J.P. Morgan Core Bond Fund	40,753,113	444,616,465
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	26,155,346	277,769,773
Variable Portfolio – Wells Fargo Short Duration Government Fund	32,187,380	332,173,763

Total		2,825,645,851
Multisector 1.1%
Columbia Variable Portfolio – Strategic Income Fund	6,674,271	58,266,389
Total Fixed-Income Funds
(Cost: $3,409,149,398)		$3,512,248,264

Money Market Funds 2.0%
Columbia Variable Portfolio – Cash Management Fund, 0.011%(b)	112,963,147	$112,963,147
Total Money Market Funds
(Cost: $112,963,147)		$112,963,147
Total Investments in Affiliated Funds
(Cost: $5,325,271,056)		$5,614,001,864
Other Assets and Liabilities		(45,823)
Net Assets		$5,613,956,041

The Accompanying Notes to Financial Statements are an Integral Part of This Statements

Notes to Investments in Affiliated Funds

(a)	Non-income producing.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2011.

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2011

(Percentages represent value of investments compared to net assets)

Variable Portfolio – Moderately Conservative Portfolio

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair Value at December 31, 2011
Description	Level 1 Quoted Prices in Active Markets for Identical Assets(a)	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Affiliated Funds	$5,614,001,864	$—	$—	$5,614,001,864

(a)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	39

Investments in Affiliated Funds

40	VARIABLE PORTFOLIOS – 2011 ANNUAL REPORT

	Shares	Value
Equity Funds 49.5%
Global Real Estate 1.0%
Variable Portfolio – Morgan Stanley Global Real Estate Fund	19,316,793	$194,713,274
International 12.3%
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	17,452,365	241,191,687
Variable Portfolio – Columbia Wanger International Equities Fund	23,719,310	242,411,347
Variable Portfolio – DFA International Value Fund	65,265,649	563,242,546
Variable Portfolio – Invesco International Growth Fund	73,178,022	771,296,350
Variable Portfolio – Mondrian International Small Cap Fund	12,741,500	137,480,785
Variable Portfolio – Pyramis® International Equity Fund	44,369,117	428,161,983

Total		2,383,784,698
U.S. Large Cap 26.6%
Columbia Variable Portfolio – Diversified Equity Income Fund(a)	56,579,861	710,077,251
Variable Portfolio – American Century Growth Fund(a)	63,835,562	718,788,423
Variable Portfolio – Columbia Wanger U.S. Equities Fund(a)	23,154,576	261,646,706
Variable Portfolio – Davis New York Venture Fund(a)	56,858,647	548,685,948
Variable Portfolio – MFS Value Fund(a)	68,948,624	741,887,192
Variable Portfolio – Marsico Growth Fund(a)	60,058,327	707,487,092
Variable Portfolio – NFJ Dividend Value Fund(a)	64,549,687	752,649,350
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund(a)	61,535,038	702,114,788

Total		5,143,336,750
U.S. Mid Cap 5.9%
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund(a)	38,005,667	381,576,902
Variable Portfolio – Goldman Sachs Mid Cap Value Fund(a)	36,576,905	383,325,962
Variable Portfolio – Jennison Mid Cap Growth Fund(a)	33,236,598	385,212,167

Total		1,150,115,031
U.S. Small Cap 3.7%
Variable Portfolio – Partners Small Cap Growth Fund(a)	15,092,979	177,191,571
Variable Portfolio – Partners Small Cap Value Fund(a)	37,345,040	545,984,490

Total		723,176,061
Total Equitya Funds
(Cost: $8,705,603,128)		$9,595,125,814

	Shares	Value
Fixed-Income Funds 50.5%
Floating Rate 2.0%
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	39,045,397	$387,720,793
Global Bond 3.0%
Columbia Variable Portfolio – Global Bond Fund	48,443,990	574,061,278
Inflation Protected Securities 6.7%
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	135,651,378	1,299,540,205
Investment Grade 35.7%
Columbia Variable Portfolio – Diversified Bond Fund	99,728,377	1,115,960,537
Columbia Variable Portfolio – Income Opportunities Fund	59,212,689	593,311,146
Columbia Variable Portfolio – Limited Duration Credit Fund	123,847,939	1,281,826,166
Columbia Variable Portfolio – Short Duration U.S. Government Fund	32,066,923	334,458,007
Variable Portfolio – American Century Diversified Bond Fund	103,215,346	1,143,626,038
Variable Portfolio – J.P. Morgan Core Bond Fund	100,557,975	1,097,087,513
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	55,059,683	584,733,835
Variable Portfolio – Wells Fargo Short Duration Government Fund	73,907,988	762,730,431

Total		6,913,733,673
Multisector 3.1%
Columbia Variable Portfolio – Strategic Income Fund	68,118,206	594,671,937
Total Fixed-Income Funds
(Cost: $9,499,938,434)		$9,769,727,886

Money Market Funds – %
Columbia Variable Portfolio – Cash Management Fund, 0.011%(b)	317,035	$317,035
Total Money Market Funds
(Cost: $317,035)		$317,035
Total Investments in Affiliated Funds
(Cost: $18,205,858,597)		$19,365,170,735
Other Assets and Liabilities		(87,920)
Net Assets		$19,365,082,815

The Accompanying Notes to Financial Statements are an Integral Part of This Statements

Notes to Investments in Affiliated Funds

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2011.

Variable Portfolio – Moderate Portfolio

December 31, 2011

(Percentages represent value of investments compared to net assets)

Variable Portfolio – Moderate Portfolio

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair Value at December 31, 2011
Description	Level 1 Quoted Prices in Active Markets for Identical Assets(a)	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Affiliated Funds	$19,365,170,735	$—	$—	$19,365,170,735

(a)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	41

Investments in Affiliated Funds

42	VARIABLE PORTFOLIOS – 2011 ANNUAL REPORT

	Shares	Value
Equity Funds 65.1%
Global Real Estate 1.0%
Variable Portfolio – Morgan Stanley Global Real Estate Fund	11,738,500	$118,324,084
International 15.8%
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	12,420,704	171,654,133
Variable Portfolio – Columbia Wanger International Equities Fund	15,292,480	156,289,143
Variable Portfolio – DFA International Value Fund	51,121,582	441,179,248
Variable Portfolio – Invesco International Growth Fund	58,436,294	615,918,539
Variable Portfolio – Mondrian International Small Cap Fund	8,752,081	94,434,958
Variable Portfolio – Pyramis® International Equity Fund	42,192,388	407,156,544

Total		1,886,632,565
U.S. Large Cap 36.0%
Columbia Variable Portfolio – Diversified Equity Income Fund(a)	46,173,352	579,475,568
Variable Portfolio – American Century Growth Fund(a)	54,188,640	610,164,090
Variable Portfolio – Columbia Wanger U.S. Equities Fund(a)	21,661,263	244,772,273
Variable Portfolio – Davis New York Venture Fund(a)	47,269,628	456,151,906
Variable Portfolio – MFS Value Fund(a)	56,187,408	604,576,515
Variable Portfolio – Marsico Growth Fund(a)	51,304,372	604,365,498
Variable Portfolio – NFJ Dividend Value Fund(a)	51,984,446	606,138,637
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund(a)	52,759,447	601,985,294

Total		4,307,629,781
U.S. Mid Cap 6.9%
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund(a)	26,844,321	269,516,978
Variable Portfolio – Goldman Sachs Mid Cap Value Fund(a)	25,799,735	270,381,222
Variable Portfolio – Jennison Mid Cap Growth Fund(a)	25,163,630	291,646,475

Total		831,544,675
U.S. Small Cap 5.4%
Variable Portfolio – Partners Small Cap Growth Fund(a)	17,590,313	206,510,275
Variable Portfolio – Partners Small Cap Value Fund(a)	29,967,504	438,124,909

Total		644,635,184
Total Equity Funds
(Cost: $7,118,349,548)		$7,788,766,289

	Shares	Value
Fixed-Income Funds 34.9%
Floating Rate 2.0%
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	24,063,721	$238,952,751
Global Bond 3.0%
Columbia Variable Portfolio – Global Bond Fund	29,999,045	355,488,687
Inflation Protected Securities 4.5%
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	57,078,552	546,812,531
Investment Grade 23.4%
Columbia Variable Portfolio – Diversified Bond Fund	50,087,481	560,478,914
Columbia Variable Portfolio – Income Opportunities Fund	24,227,658	242,761,137
Columbia Variable Portfolio – Limited Duration Credit Fund	53,403,275	552,723,892
Columbia Variable Portfolio – Short Duration U.S. Government Fund	19,668,200	205,139,327
Variable Portfolio – American Century Diversified Bond Fund	30,221,026	334,848,973
Variable Portfolio – J.P. Morgan Core Bond Fund	20,071,850	218,983,878
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	22,257,480	236,374,435
Variable Portfolio – Wells Fargo Short Duration Government Fund	43,627,798	450,238,871

Total		2,801,549,427
Multisector 2.0%
Columbia Variable Portfolio – Strategic Income Fund	27,529,036	240,328,480
Total Fixed-Income Funds
(Cost: $4,087,493,291)		$4,183,131,876

Money Market Funds – %
Columbia Variable Portfolio – Cash Management Fund, 0.011%(b)	14	$14
Total Money Market Funds
(Cost: $14)		$14
Total Investments in Affiliated Funds
(Cost: $11,205,842,853)		$11,971,898,179
Other Assets and Liabilities		(22,886)
Net Assets		$11,971,875,293

The Accompanying Notes to Financial Statements are an Integral Part of This Statements

Notes to Investments in Affiliated Funds

(a)	Non-income producing.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2011.

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2011

(Percentages represent value of investments compared to net assets)

Variable Portfolio – Moderately Aggressive Portfolio

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The	following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair Value at December 31, 2011
Description	Level 1 Quoted Prices in Active Markets for Identical Assets(a)	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Affiliated Funds	$11,971,898,179	$—	$—	$11,971,898,179
(a)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	43

Investments in Affiliated Funds

44	VARIABLE PORTFOLIOS – 2011 ANNUAL REPORT

	Shares	Value
Equity Funds 80.0%
Global Real Estate 1.0%
Variable Portfolio – Morgan Stanley Global Real Estate Fund	3,044,534	$30,688,909
International 19.8%
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	4,300,249	59,429,439
Variable Portfolio – Columbia Wanger International Equities Fund	5,831,709	59,600,072
Variable Portfolio – DFA International Value Fund	16,891,929	145,777,349
Variable Portfolio – Invesco International Growth Fund	17,949,695	189,189,783
Variable Portfolio – Mondrian International Small Cap Fund	3,262,688	35,204,400
Variable Portfolio – Pyramis® International Equity Fund	12,536,489	120,977,117

Total		610,178,160
U.S. Large Cap 43.1%
Columbia Variable Portfolio – Diversified Equity Income Fund(a)	14,186,128	178,035,912
Variable Portfolio – American Century Growth Fund(a)	16,659,375	187,584,562
Variable Portfolio – Columbia Wanger U.S. Equities Fund(a)	7,206,285	81,431,019
Variable Portfolio – Davis New York Venture Fund(a)	14,051,549	135,597,446
Variable Portfolio – MFS Value Fund(a)	17,494,564	188,241,507
Variable Portfolio – Marsico Growth Fund(a)	15,758,497	185,635,094
Variable Portfolio – NFJ Dividend Value Fund(a)	16,194,125	188,823,499
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund(a)	16,204,210	184,890,037

Total		1,330,239,076
U.S. Mid Cap 9.5%
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund(a)	8,808,947	88,441,832
Variable Portfolio – Goldman Sachs Mid Cap Value Fund(a)	9,500,920	99,569,638
Variable Portfolio – Jennison Mid Cap Growth Fund(a)	9,142,463	105,961,142

Total		293,972,612
U.S. Small Cap 6.6%
Variable Portfolio – Partners Small Cap Growth Fund(a)	5,599,624	65,739,591
Variable Portfolio – Partners Small Cap Value Fund(a)	9,357,036	136,799,859

Total		202,539,450
Total Equity Funds
(Cost: $2,258,606,181)		$2,467,618,207

	Shares	Value
Fixed-Income Funds 20.0%
Floating Rate 2.0%
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	6,170,887	$61,276,910
Global Bond 2.0%
Columbia Variable Portfolio – Global Bond Fund	5,160,489	61,151,791
Inflation Protected Securities 3.6%
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	11,435,210	109,549,308
Investment Grade 10.4%
Columbia Variable Portfolio – Diversified Bond Fund	4,819,932	53,935,034
Columbia Variable Portfolio – Limited Duration Credit Fund	7,679,886	79,486,823
Columbia Variable Portfolio – Short Duration U.S. Government Fund	2,478,817	25,854,060
Variable Portfolio – American Century Diversified Bond Fund	2,346,510	25,999,333
Variable Portfolio – J.P. Morgan Core Bond Fund	2,376,929	25,932,300
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	2,872,411	30,505,010
Variable Portfolio – Wells Fargo Short Duration Government Fund	7,709,700	79,564,100

Total		321,276,660
Multisector 2.0%
Columbia Variable Portfolio – Strategic Income Fund	7,076,622	61,778,906
Total Fixed-Income Funds
(Cost: $599,297,639)		$615,033,575

Money Market Funds – %
Columbia Variable Portfolio – Cash Management Fund, 0.011%(b)	9	$9
Total Money Market Funds
(Cost: $9)		$9
Total Investments in Affiliated Funds
(Cost: $2,857,903,829)		$3,082,651,791
Other Assets and Liabilities		(40,073)
Net Assets		$3,082,611,718

The Accompanying Notes to Financial Statements are an Integral Part of This Statements

Notes to Investments in Affiliated Funds

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2011.

Variable Portfolio – Aggressive Portfolio

December 31, 2011

(Percentage represent value of Investments compared to net assets)

Variable Portfolio – Aggressive Portfolio

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

•Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair Value at December 31, 2011
Description	Level 1 Quoted Prices in Active Markets for Identical Assets(a)	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Affiliated Funds	$3,082,651,791	$—	$—	$3,082,651,791

(a)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;
(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;
(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and
(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	45

Statements of Assets and Liabilities

December 31, 2011	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Assets
Investments in affiliated funds, at value (identified cost $2,754,915,120, $5,325,271,056, $18,205,858,597)	$2,844,434,888	$5,614,001,864	$19,365,170,735
Receivable for:
Affiliated investments sold	2,102,832	4,524,595	16,457,044
Capital shares sold	199,086	191,635	2,836,013
Dividends from affiliated funds	93	62	–
Expense reimbursement due from Investment Manager	26,696	101,782	677,839
Prepaid expense	7,142	4,018	4,845
Total assets	2,846,770,737	5,618,823,956	19,385,146,476
Liabilities
Payable for:
Capital shares purchased	1,705,249	3,588,968	15,708,037
Distribution fees	577,194	1,138,010	3,947,116
Administration fees	46,172	91,034	315,744
Other expenses	39,041	49,903	92,764
Total liabilities	2,367,656	4,867,915	20,063,661
Net assets applicable to outstanding capital stock	$2,844,403,081	$5,613,956,041	$19,365,082,815
Represented by
Partners’ capital	$2,844,403,081	$5,613,956,041	$19,365,082,815
Total — representing net assets applicable to outstanding capital stock	$2,844,403,081	$5,613,956,041	$19,365,082,815
Net assets applicable to outstanding shares
Class 2	$747,743,996	$1,563,683,604	$5,190,986,896
Class 4	$2,096,659,085	$4,050,272,437	$14,174,095,919
Shares outstanding
Class 2	68,836,103	142,579,176	470,297,588
Class 4	193,094,381	368,664,441	1,282,735,526
Net asset value per share
Class 2	$10.86	$10.97	$11.04
Class 4	$10.86	$10.99	$11.05

The accompanying Notes to Financial Statements are an integral part of this statement.

46	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

December 31, 2011	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Assets
Investments in affiliated funds, at value (identified cost $11,205,842,853 $2,857,903,829)	$11,971,898,179	$3,082,651,791
Receivable for:
Affiliated investments sold	10,117,997	2,850,530
Capital shares sold	2,379,715	–
Expense reimbursement due from Investment Manager	381,449	128,572
Prepaid expense	7,142	4,863
Total assets	11,984,784,482	3,085,635,756
Liabilities
Payable for:
Capital shares purchased	10,227,511	2,296,866
Distribution fees	2,455,246	631,703
Administration fees	196,404	50,532
Other expenses	30,028	44,937
Total liabilities	12,909,189	3,024,038
Net assets applicable to outstanding capital stock	$11,971,875,293	$3,082,611,718
Represented by
Partners’ capital	$11,971,875,293	$3,082,611,718
Total — representing net assets applicable to outstanding capital stock	$11,971,875,293	$3,082,611,718
Net assets applicable to outstanding shares
Class 2	$3,179,010,261	$785,069,996
Class 4	$8,792,865,032	$2,297,541,722
Shares outstanding
Class 2	288,102,165	71,737,670
Class 4	795,766,090	209,677,499
Net asset value per share
Class 2	$11.03	$10.94
Class 4	$11.05	$10.96

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	47

Statements of Operations

Year ended December 31, 2011	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Net investment income
Income:
Dividend distributions from underlying affiliated funds	$43,604,901	$93,593,591	$363,166,748
Expenses:
Distribution fees
Class 2	1,111,833	2,625,262	9,331,188
Class 4	4,519,451	9,872,985	37,543,827
Administration fees	450,466	999,779	3,749,700
Compensation of board members	3,907	5,215	8,650
Custodian fees	19,005	15,888	20,027
Printing and postage fees	28,551	113,987	405,211
Professional fees	11,945	23,023	39,118
Other	5,332	42,881	44,772
Total expenses	6,150,490	13,699,020	51,142,493
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(374,571)	(1,359,903)	(7,071,126)
Total net expenses	5,775,919	12,339,117	44,071,367
Net investment income	37,828,982	81,254,474	319,095,381
Realized and unrealized gain (loss) — net
Net realized gain on:
Sales of underlying affiliated funds	30,399,119	30,723,260	63,023,891
Capital gain distributions from underlying affiliated funds	10,915,127	28,177,653	119,337,887
Net realized gain	41,314,246	58,900,913	182,361,778
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	(7,497,571)	(46,211,140)	(470,650,031)
Net change in unrealized depreciation	(7,497,571)	(46,211,140)	(470,650,031)
Net realized and unrealized gain (loss)	33,816,675	12,689,773	(288,288,253)
Net change in net assets resulting from operations	$71,645,657	$93,944,247	$30,807,128

The accompanying Notes to Financial Statements are an integral part of this statement.

48	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Year ended December 31, 2011	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Net investment income
Income:
Dividend distributions from underlying affiliated funds	$193,315,726	$35,700,036
Expenses:
Distribution fees
Class 2	6,005,535	1,446,814
Class 4	24,299,820	6,345,058
Administration fees	2,424,234	623,300
Compensation of board members	6,056	4,798
Custodian fees	18,424	14,254
Printing and postage fees	231,429	79,200
Professional fees	24,915	18,606
Other	41,087	42,400
Total expenses	33,051,500	8,574,430
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(4,501,818)	(1,903,315)
Total net expenses	28,549,682	6,671,115
Net investment income	164,766,044	29,028,921
Realized and unrealized gain (loss) — net
Net realized gain on:
Sales of underlying affiliated funds	56,204,741	17,706,153
Capital gain distributions from underlying affiliated funds	71,706,595	16,906,691
Net realized gain	127,911,336	34,612,844
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	(496,284,881)	(166,374,343)
Net change in unrealized depreciation	(496,284,881)	(166,374,343)
Net realized and unrealized loss	(368,373,545)	(131,761,499)
Net change in net assets resulting from operations	$(203,607,501)	$(102,732,578)

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	49

Statements of Changes in Net Assets

	Variable Portfolio – Conservative Portfolio			Variable Portfolio – Moderately Conservative Portfolio
Year ended December 31,	2011	2010(a)		2011	2010(a)
Operations
Net investment income	$37,828,982	$21,290,610		$81,254,474	$37,653,340
Net realized gain (loss)	41,314,246	7,036,974		58,900,913	(620,144)
Net change in unrealized appreciation (depreciation)	(7,497,571)	91,838,798		(46,211,140)	327,207,301
Net increase (decrease) in net assets resulting from operations	71,645,657	120,166,382		93,944,247	364,240,497
Increase in net assets from share transactions	694,671,156	1,957,864,616		784,890,153	4,370,873,015
Total increase in net assets	766,316,813	2,078,030,998		878,834,400	4,735,113,512
Net assets at beginning of year	2,078,086,268	55,270	(b)	4,735,121,641	8,129	(c)
Net assets at end of year	$2,844,403,081	$2,078,086,268		$5,613,956,041	$4,735,121,641

	Variable Portfolio – Conservative Portfolio				Variable Portfolio – Moderately Conservative Portfolio
	2011		2010(a)		2011		2010(a)
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	42,988,392	461,597,040	22,940,148	234,214,876	77,592,699	847,399,140	59,685,478	614,342,216
Fund merger	5,828,816	63,440,284	–	–	6,663,260	75,014,356	–	–
Redemptions	(2,551,845)	(27,384,464)	(369,908)	(3,834,394)	(1,040,336)	(11,368,739)	(322,425)	(3,348,448)
Net increase	46,265,363	497,652,860	22,570,240	230,380,482	83,215,623	911,044,757	59,363,053	610,993,768
Class 4 shares
Subscriptions	50,022,881	537,335,749	192,541,466	1,909,309,669	25,161,323	272,934,206	397,568,845	3,945,746,679
Redemptions	(31,914,923)	(340,317,453)	(17,560,107)	(181,825,535)	(36,344,834)	(399,088,810)	(17,721,207)	(185,867,432)
Net increase (decrease)	18,107,958	197,018,296	174,981,359	1,727,484,134	(11,183,511)	(126,154,604)	379,847,638	3,759,879,247
Total net increase	64,373,321	694,671,156	197,551,599	1,957,864,616	72,032,112	784,890,153	439,210,691	4,370,873,015

(a)	For the period from May 7, 2010 (When shares became available) to December 31, 2010.
(b)

Initial capital of $5,000 for Class 2 was contributed on April 20, 2010. Initial capital of $50,000 and $640 for Class 4 was contributed on April 20, 2010 and May 3, 2010, respectively. The Fund had a decrease in net assets resulting from operations of $370 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(c)

Initial capital of $5,000 for Class 2 was contributed on April 20, 2010. Initial capital of $2,500 and $640 for Class 4 was contributed on April 20, 2010 and May 3, 2010, respectively. The Fund had a decrease in net assets resulting from operations of $11 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

50	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

	Variable Portfolio – Moderate Portfolio			Variable Portfolio – Moderately Aggressive Portfolio
Year ended December 31,	2011	2010(a)		2011	2010(a)
Operations
Net investment income	$319,095,381	$140,573,096		$164,766,044	$68,714,227
Net realized gain (loss)	182,361,778	(24,160,373)		127,911,336	(21,359,873)
Net change in unrealized appreciation (depreciation)	(470,650,031)	1,610,839,481		(496,284,881)	1,249,404,424
Net increase (decrease) in net assets resulting from operations	30,807,128	1,727,252,204		(203,607,501)	1,296,758,778
Increase in net assets from share transactions	1,622,469,445	15,984,545,909		923,720,709	9,954,995,178
Total increase in net assets	1,653,276,573	17,711,798,113		720,113,208	11,251,753,956
Net assets at beginning of year	17,711,806,242	8,129	(b)	11,251,762,085	8,129	(b)
Net assets at end of year	$19,365,082,815	$17,711,806,242		$11,971,875,293	$11,251,762,085

	Variable Portfolio – Moderate Portfolio				Variable Portfolio – Moderately Aggressive Portfolio
	2011		2010(a)		2011		2010(a)
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	259,552,141	2,892,610,927	200,919,511	2,083,627,737	166,060,530	1,882,565,306	117,278,065	1,217,043,991
Fund merger	12,460,442	145,067,599	–	–	7,191,772	85,852,215	–	–
Redemptions	(2,393,868)	(26,418,429)	(241,138)	(2,435,738)	(2,273,966)	(25,454,139)	(154,736)	(1,563,096)
Net increase	269,618,715	3,011,260,097	200,678,373	2,081,191,999	170,978,336	1,942,963,382	117,123,329	1,215,480,895
Class 4 shares
Subscriptions	3,638,656	40,551,857	1,457,822,893	14,424,675,804	14,812,912	169,523,690	931,084,653	9,183,910,473
Redemptions	(128,515,153)	(1,429,342,509)	(50,211,184)	(521,321,894)	(106,786,591)	(1,188,766,363)	(43,345,198)	(444,396,190)
Net increase (decrease)	(124,876,497)	(1,388,790,652)	1,407,611,709	13,903,353,910	(91,973,679)	(1,019,242,673)	887,739,455	8,739,514,283
Total net increase	144,742,218	1,622,469,445	1,608,290,082	15,984,545,909	79,004,657	923,720,709	1,004,862,784	9,954,995,178

(a)	For the period from May 7, 2010 (When shares became available) to December 31, 2010.
(b)

Initial capital of $5,000 for Class 2 was contributed on April 20, 2010. Initial capital of $2,500 and $640 for Class 4 was contributed on April 20, 2010 and May 3, 2010, respectively. The Fund had a decrease in net assets resulting from operations of $11 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	51

Statements of Changes in Net Assets (continued)

	Variable Portfolio – Aggressive Portfolio
Year ended December 31,	2011	2010(a)
Operations
Net investment income	$29,028,921	$6,960,574
Net realized gain (loss)	34,612,844	(5,890,964)
Net change in unrealized appreciation (depreciation)	(166,374,343)	385,272,873
Net increase (decrease) in net assets resulting from operations	(102,732,578)	386,342,483
Increase in net assets from share transactions	282,668,084	2,516,278,613
Total increase in net assets	179,935,506	2,902,621,096
Net assets at beginning of year	2,902,676,212	55,116	(b)
Net assets at end of year	$3,082,611,718	$2,902,676,212

	Variable Portfolio – Aggressive Portfolio
	2011		2010(a)
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	44,919,746	511,419,286	25,311,959	262,183,029
Fund merger	2,872,985	34,949,477	–	–
Redemptions	(1,239,159)	(13,615,141)	(128,361)	(1,329,917)
Net increase	46,553,572	532,753,622	25,183,598	260,853,112
Class 4 shares
Subscriptions	5,986,063	68,658,418	245,813,236	2,396,617,168
Redemptions	(28,184,051)	(318,743,956)	(13,942,814)	(141,191,667)
Net increase (decrease)	(22,197,988)	(250,085,538)	231,870,422	2,255,425,501
Total net increase	24,355,584	282,668,084	257,054,020	2,516,278,613

(a)	For the period from May 7, 2010 (When shares became available) to December 31, 2010.
(b)

Initial capital of $5,000 for Class 2 was contributed on April 20, 2010. Initial capital of $50,000 and $640 for Class 4 was contributed on April 20, 2010 and May 3, 2010, respectively. The Fund had a decrease in net assets resulting from operations of $524 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

52	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the period shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Variable Portfolio – Conservative Portfolio

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.52	$9.93
Income from investment operations:
Net investment income	0.18	0.04
Net realized and unrealized gain	0.16	0.55
Total from investment operations	0.34	0.59
Net asset value, end of period	$10.86	$10.52
Total return	3.23%	5.94%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.27%	0.28%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.27%	0.28%	(c)
Net investment income	1.73%	0.55%	(c)
Supplemental data
Net assets, end of period (in thousands)	$747,744	$237,556
Portfolio turnover	14%	28%

	Year ended Dec. 31,
	2011	2010(a)
Class 4
Per share data
Net asset value, beginning of period	$10.52	$9.93
Income from investment operations:
Net investment income	0.18	0.12
Net realized and unrealized gain	0.16	0.47
Total from investment operations	0.34	0.59
Net asset value, end of period	$10.86	$10.52
Total return	3.23%	5.94%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.27%	0.28%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.25%	0.22%	(c)
Net investment income	1.67%	1.84%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,096,659	$1,840,530
Portfolio turnover	14%	28%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	53

Financial Highlights (continued)

Variable Portfolio – Moderately Conservative Portfolio

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.77	$9.99
Income from investment operations:
Net investment income	0.18	0.03
Net realized and unrealized gain	0.02	0.75
Total from investment operations	0.20	0.78
Net asset value, end of period	$10.97	$10.77
Total return	1.86%	7.81%
Ratios to average net assets~~(b)~~
Expenses prior to fees waived or expenses reimbursed	0.27%	0.27%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.27%	0.27%	(c)
Net investment income	1.69%	0.43%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,563,684	$639,226
Portfolio turnover	3%	29%

	Year ended Dec. 31,
	2011	2010(a)
Class 4
Per share data
Net asset value, beginning of period	$10.78	$9.99
Income from investment operations:
Net investment income	0.18	0.10
Net realized and unrealized gain	0.03	0.69
Total from investment operations	0.21	0.79
Net asset value, end of period	$10.99	$10.78
Total return	1.95%	7.91%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.27%	0.28%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.24%	0.21%	(c)
Net investment income	1.61%	1.52%	(c)
Supplemental data
Net assets, end of period (in thousands)	$4,050,272	$4,095,896
Portfolio turnover	3%	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

54	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Variable Portfolio – Moderate Portfolio

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.01	$9.99
Income from investment operations:
Net investment income	0.19	0.03
Net realized and unrealized gain (loss)	(0.16)	0.99
Total from investment operations	0.03	1.02
Net asset value, end of period	$11.04	$11.01
Total return	0.27%	10.21%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.27%	0.27%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.27%	0.27%	(c)
Net investment income	1.76%	0.46%	(c)
Supplemental data
Net assets, end of period (in thousands)	$5,190,987	$2,208,757
Portfolio turnover	3%	20%

	Year ended Dec. 31,
	2011	2010(a)
Class 4
Per share data
Net asset value, beginning of period	$11.01	$9.99
Income from investment operations:
Net investment income	0.19	0.10
Net realized and unrealized gain (loss)	(0.15)	0.92
Total from investment operations	0.04	1.02
Net asset value, end of period	$11.05	$11.01
Total return	0.36%	10.21%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.27%	0.27%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.23%	0.20%	(c)
Net investment income	1.69%	1.53%	(c)
Supplemental data
Net assets, end of period (in thousands)	$14,174,096	$15,503,050
Portfolio turnover	3%	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	55

Financial Highlights (continued)

Variable Portfolio – Moderately Aggressive Portfolio

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.19	$9.99
Income from investment operations:
Net investment income	0.16	0.03
Net realized and unrealized gain (loss)	(0.32)	1.17
Total from investment operations	(0.16)	1.20
Net asset value, end of period	$11.03	$11.19
Total return	(1.43% )	12.01%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.27%	0.27%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.27%	0.27%	(c)
Net investment income	1.43%	0.43%	(c)
Supplemental data
Net assets, end of period (in thousands)	$3,179,010	$1,310,385
Portfolio turnover	6%	18%

	Year ended Dec. 31,
	2011	2010(a)
Class 4
Per share data
Net asset value, beginning of period	$11.20	$9.99
Income from investment operations:
Net investment income	0.15	0.08
Net realized and unrealized gain (loss)	(0.30)	1.13
Total from investment operations	(0.15)	1.21
Net asset value, end of period	$11.05	$11.20
Total return	(1.34% )	12.11%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.27%	0.27%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.23%	0.20%	(c)
Net investment income	1.34%	1.18%	(c)
Supplemental data
Net assets, end of period (in thousands)	$8,792,865	$9,941,377
Portfolio turnover	6%	18%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

56	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Variable Portfolio – Aggressive Portfolio

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.29	$9.90
Income from investment operations:
Net investment income	0.11	0.01
Net realized and unrealized gain (loss)	(0.46)	1.38
Total from investment operations	(0.35)	1.39
Net asset value, end of period	$10.94	$11.29
Total return	(3.10% )	14.04%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.28%	0.27%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.28%	0.27%	(c)
Net investment income	0.99%	0.19%	(c)
Supplemental data
Net assets, end of period (in thousands)	$785,070	$284,243
Portfolio turnover	6%	20%

	Year ended Dec. 31,
	2011	2010(a)
Class 4
Per share data
Net asset value, beginning of period	$11.29	$9.90
Income from investment operations:
Net investment income	0.10	0.03
Net realized and unrealized gain (loss)	(0.43)	1.36
Total from investment operations	(0.33)	1.39
Net asset value, end of period	$10.96	$11.29
Total return	(2.92% )	14.04%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.28%	0.28%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.20%	0.17%	(c)
Net investment income	0.92%	0.46%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,297,542	$2,618,433
Portfolio turnover	6%	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	57

Notes to Financial Statements

December 31, 2011

Note 1. Organization

Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Prior to April 25, 2011, the Trust was named RiverSource Variable Series Trust. Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds): Variable Portfolio – Conservative Portfolio; Variable Portfolio – Moderately Conservative Portfolio; Variable Portfolio – Moderate Portfolio; Variable Portfolio – Moderately Aggressive Portfolio; and Variable Portfolio – Aggressive Portfolio. Reference to shares and shareholders within these financial statements refer to partners’ interests and partners.

Each Fund currently operates as a diversified fund. Each Fund is a “fund-of-funds” and invests in a combination of underlying affiliated funds* for which Columbia Management Investment Advisers, LLC the Funds Investment Manager (Investment Manager) or an affiliate acts as investment manager or principal underwriter.

*	For information on the goals, investment strategies and risks of the underlying funds, please refer to Appendix A and B in the Funds’ most recent prospectus.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 2 and Class 4 shares. Class 2 shares are offered to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated life insurance companies. Class 4 shares are offered to participants in the Portfolio Navigator program, and to owners of other series of annuity contracts or life insurance policies issued by RiverSource Life Insurance Company or RiverSource Life Insurance Co. of New York. You may not buy (nor will you own) shares of the Fund directly. You invest by buying a contract or life insurance policy and making allocations to the subaccounts that invest in each Fund. Both share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Investments in the underlying funds are valued at the net asset value of each class of the respective underlying fund determined as of the close of the New York Stock Exchange on the valuation date.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

58	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Federal Income Tax Status

The Funds are treated as partnerships for federal income tax purposes, and the Funds do not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of each Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trusts organizational documents and, in some cases by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its Funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

The Funds do not pay the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), a direct management fee for managing its assets.

In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds (also referred to as “acquired funds”) in which a Fund invests. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Each Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of each Fund’s average daily net assets.

Other Fees

Other expenses are for, among other things, certain expenses of the Funds or the Board of Trustees (the Board), including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to each Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company by each Fund were $847.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	59

Notes to Financial Statements (continued)

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Distribution Fees

The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 and Class 4 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 0.32% for Class 2 and Class 4 as a percentage of each Fund’s average daily net assets.

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: expenses associated with investments in underlying funds, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Under the agreement, net operating expenses, including fees and expenses of underlying funds, will not exceed the amounts shown below for Class 4 shares through April 30, 2012:

Fund	Net expenses, including Underlying Fund fees and expense
Variable Portfolio – Conservative Portfolio	0.86%
Variable Portfolio – Moderately Conservative Portfolio	0.90
Variable Portfolio – Moderate Portfolio	0.94
Variable Portfolio – Moderately Aggressive Portfolio	0.98
Variable Portfolio – Aggressive Portfolio	0.99

For the year ended December 31, 2011, the total expenses, as a percentage of average daily net assets applicable to Class 4 shares, before fee waiver/expense reimbursements and including underlying fund fees and expenses were as follows:

Fund	Class 4 Annualized Expenses	Class 4 Underlying Fund Fees and Expenses	Class 4 Total Expenses
Variable Portfolio – Conservative Portfolio	0.27%	0.61%	0.88%
Variable Portfolio – Moderately Conservative Portfolio	0.27	0.66	0.93
Variable Portfolio – Moderate Portfolio	0.27	0.71	0.98
Variable Portfolio – Moderately Aggressive Portfolio	0.27	0.75	1.02
Variable Portfolio – Aggressive Portfolio	0.28	0.79	1.07

60	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Note 4. Portfolio Information

For the year ended to December 31, 2011, the cost of purchases and proceeds from sales of investments in underlying funds, for each fund aggregated to:

Fund	Purchases	Proceeds
Variable Portfolio – Conservative Portfolio	$994,745,649	$314,626,798
Variable Portfolio – Moderately Conservative Portfolio	965,852,223	146,169,817
Variable Portfolio – Moderate Portfolio	2,502,970,149	586,017,169
Variable Portfolio – Moderately Aggressive Portfolio	1,838,427,007	763,509,531
Variable Portfolio – Aggressive Portfolio	469,353,625	175,603,749

Transactions to realign each Fund’s portfolio following the mergers as described in Note 7 are excluded for purposes of calculating each Fund’s portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales as follows:

Fund	Realignment Purchases	Realignment Proceeds
Variable Portfolio – Conservative Portfolio	$63,376,714	$63,329,927
Variable Portfolio – Moderately Conservative Portfolio	74,640,751	74,597,841
Variable Portfolio – Moderate Portfolio	143,763,959	143,701,959
Variable Portfolio – Moderately Aggressive Portfolio	84,826,512	84,800,895
Variable Portfolio – Aggressive Portfolio	34,427,180	34,421,106

Note 5. Investments in Underlying Affiliated Funds over 5%

The Funds do not invest in the underlying funds for the purpose of exercising management or control. At December 31, 2011, each Fund held the following positions, which exceeded 5% of the underlying fund’s shares outstanding:

Variable Portfolio – Conservative Portfolio

Underlying Fund	Percentage of Underlying Fund’s Shares Held
Columbia Variable Portfolio – Cash Management Fund	19.45%
Variable Portfolio – J.P. Morgan Core Bond Fund	14.46
Variable Portfolio – American Century Diversified Bond Fund	13.91
Variable Portfolio – Eaton Vance Floating – Rate Income Fund	12.01
Columbia Variable Portfolio – Limited Duration Credit Fund	9.43
Variable Portfolio – PIMCO Mortgage – Backed Securities Fund	9.06
Variable Portfolio – Wells Fargo Short Duration Government Fund	8.68
Columbia Variable Portfolio – Diversified Bond Fund	8.12
Columbia Variable Portfolio – Short Duration U.S. Government Fund	7.99
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	6.91
Columbia Variable Portfolio – Strategic Income Fund	5.26
Columbia Variable Portfolio – Global Bond Fund	5.11

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	61

Notes to Financial Statements (continued)

Variable Portfolio – Moderately Conservative Portfolio

Underlying Fund	Percentage of Underlying Fund’s Shares Held
Variable Portfolio – PIMCO Mortgage – Backed Securities Fund	22.34%
Variable Portfolio – American Century Diversified Bond Fund	21.48
Variable Portfolio – J.P. Morgan Core Bond Fund	21.25
Columbia Variable Portfolio – Limited Duration Credit Fund	19.15
Variable Portfolio – Wells Fargo Short Duration Government Fund	18.66
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	13.66
Columbia Variable Portfolio – Short Duration U.S. Government Fund	13.54
Columbia Variable Portfolio – Cash Management Fund	12.94
Variable Portfolio – Eaton Vance Floating – Rate Income Fund	12.35
Columbia Variable Portfolio – Diversified Bond Fund	12.27
Variable Portfolio – Mondrian International Small Cap Fund	11.76
Variable Portfolio – Jennison Mid Cap Growth Fund	10.84
Variable Portfolio – Morgan Stanley Global Real Estate Fund	10.57
Variable Portfolio – Columbia Wanger International Equities Fund	9.88
Variable Portfolio – Pyramis International Equity Fund	9.16
Variable Portfolio – NFJ Dividend Value Fund	9.11
Variable Portfolio – MFS Value Fund	9.10
Variable Portfolio – Invesco International Growth Fund	8.93
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund	8.90
Variable Portfolio – Partners Small Cap Growth Fund	8.82
Variable Portfolio – Columbia Wanger U.S. Equities Fund	8.82
Variable Portfolio – DFA International Value Fund	8.81
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	8.35
Variable Portfolio – Marsico Growth Fund	8.33
Variable Portfolio – American Century Growth Fund	8.25
Variable Portfolio – Davis New York Venture Fund	8.07
Columbia Variable Portfolio – Global Bond Fund	7.39
Columbia Variable Portfolio – Income Opportunities Fund	7.13
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	7.12
Variable Portfolio – Partners Small Cap Value Fund	7.00
Columbia Variable Portfolio – Strategic Income Fund	5.42
Columbia Variable Portfolio – Diversified Equity Income Fund	5.23

62	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Variable Portfolio – Moderate Portfolio

Underlying Fund	Percentage of Underlying Fund’s Shares Held
Columbia Variable Portfolio – Strategic Income Fund	55.31%
Variable Portfolio – J.P. Morgan Core Bond Fund	52.44
Variable Portfolio – American Century Diversified Bond Fund	49.04
Columbia Variable Portfolio – Income Opportunities Fund	48.51
Variable Portfolio – Morgan Stanley Global Real Estate Fund	48.19
Columbia Variable Portfolio – Limited Duration Credit Fund	47.72
Variable Portfolio – PIMCO Mortgage – Backed Securities Fund	47.02
Variable Portfolio – Columbia Wanger International Equities Fund	46.47
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	45.27
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	44.71
Variable Portfolio – DFA International Value Fund	43.49
Variable Portfolio – Invesco International Growth Fund	43.47
Variable Portfolio – Mondrian International Small Cap Fund	43.19
Variable Portfolio – NFJ Dividend Value Fund	42.86
Variable Portfolio – Wells Fargo Short Duration Government Fund	42.84
Variable Portfolio – MFS Value Fund	42.61
Variable Portfolio – American Century Growth Fund	42.20
Variable Portfolio – Eaton Vance Floating – Rate Income Fund	42.12
Variable Portfolio – Jennison Mid Cap Growth Fund	42.02
Variable Portfolio – Marsico Growth Fund	42.00
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	41.94
Variable Portfolio – Davis New York Venture Fund	40.98
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund	39.84
Variable Portfolio – Pyramis International Equity Fund	39.19
Variable Portfolio – Columbia Wanger U.S. Equities Fund	39.08
Variable Portfolio – Partners Small Cap Value Fund	36.83
Variable Portfolio – Partners Small Cap Growth Fund	34.97
Columbia Variable Portfolio – Global Bond Fund	34.59
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	27.60
Columbia Variable Portfolio – Diversified Bond Fund	27.31
Columbia Variable Portfolio – Short Duration U.S. Government Fund	27.13
Columbia Variable Portfolio – Diversified Equity Income Fund	23.83

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	63

Notes to Financial Statements (continued)

Variable Portfolio – Moderately Aggressive Portfolio

Underlying Fund	Percentage of Underlying Fund’s Shares Held
Variable Portfolio – Partners Small Cap Growth Fund	40.75%
Variable Portfolio – Pyramis International Equity Fund	37.27
Variable Portfolio – Columbia Wanger U.S. Equities Fund	36.56
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	35.96
Variable Portfolio – Marsico Growth Fund	35.88
Variable Portfolio – American Century Growth Fund	35.82
Variable Portfolio – MFS Value Fund	34.73
Variable Portfolio – Invesco International Growth Fund	34.71
Variable Portfolio – NFJ Dividend Value Fund	34.52
Variable Portfolio – DFA International Value Fund	34.07
Variable Portfolio – Davis New York Venture Fund	34.07
Variable Portfolio – Jennison Mid Cap Growth Fund	31.81
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	31.53
Variable Portfolio – Columbia Wanger International Equities Fund	29.96
Variable Portfolio – Mondrian International Small Cap Fund	29.67
Variable Portfolio – Partners Small Cap Value Fund	29.56
Variable Portfolio – Morgan Stanley Global Real Estate Fund	29.29
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund	28.14
Variable Portfolio – Eaton Vance Floating – Rate Income Fund	25.96
Variable Portfolio – Wells Fargo Short Duration Government Fund	25.29
Columbia Variable Portfolio – Strategic Income Fund	22.35
Columbia Variable Portfolio – Global Bond Fund	21.42
Columbia Variable Portfolio – Limited Duration Credit Fund	20.58
Columbia Variable Portfolio – Income Opportunities Fund	19.85
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	19.64
Columbia Variable Portfolio – Diversified Equity Income Fund	19.44
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	19.05
Variable Portfolio – PIMCO Mortgage – Backed Securities Fund	19.01
Columbia Variable Portfolio – Short Duration U.S. Government Fund	16.64
Variable Portfolio – American Century Diversified Bond Fund	14.36
Columbia Variable Portfolio – Diversified Bond Fund	13.71
Variable Portfolio – J.P. Morgan Core Bond Fund	10.47

64	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Variable Portfolio – Aggressive Portfolio

Underlying Fund	Percentage of Underlying Fund’s Shares Held
Variable Portfolio – Partners Small Cap Growth Fund	12.97%
Variable Portfolio – Columbia Wanger U.S. Equities Fund	12.16
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	11.61
Variable Portfolio – Jennison Mid Cap Growth Fund	11.56
Variable Portfolio – Columbia Wanger International Equities Fund	11.43
Variable Portfolio – DFA International Value Fund	11.26
Variable Portfolio – Pyramis International Equity Fund	11.07
Variable Portfolio – Mondrian International Small Cap Fund	11.06
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	11.05
Variable Portfolio – Marsico Growth Fund	11.02
Variable Portfolio – American Century Growth Fund	11.01
Variable Portfolio – MFS Value Fund	10.81
Variable Portfolio – NFJ Dividend Value Fund	10.75
Variable Portfolio – Invesco International Growth Fund	10.66
Variable Portfolio – Davis New York Venture Fund	10.13
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund	9.24
Variable Portfolio – Partners Small Cap Value Fund	9.23
Variable Portfolio – Morgan Stanley Global Real Estate Fund	7.60
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	6.80
Variable Portfolio – Eaton Vance Floating – Rate Income Fund	6.66
Columbia Variable Portfolio – Diversified Equity Income Fund	5.97
Columbia Variable Portfolio – Strategic Income Fund	5.75

Note 6. Shareholder Concentration

At December 31, 2011, affiliated shareholder accounts owned 100% of all outstanding shares of each Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 7. Fund Merger

Variable Portfolio – Conservative Portfolio

At the close of business on April 29, 2011, Variable Portfolio – Conservative Portfolio acquired the assets and assumed the identified liabilities of Disciplined Asset Allocation Portfolios – Conservative, a series of RiverSource Variable Series Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Variable Portfolio – Conservative Portfolio immediately before the acquisition were $1,959,931,198 and the combined net assets immediately after the acquisition were $2,023,371,482.

The merger was accomplished by a tax-free exchange of 5,657,227 shares of Disciplined Asset Allocation Portfolios –Conservative valued at $63,440,284 (including $5,178,613 of unrealized appreciation).

In exchange for Disciplined Asset Allocation Portfolios – Conservative shares, Variable Portfolio – Conservative Portfolio issued 5,828,816 shares for Class 2.

For financial reporting purposes, net assets received and shares issued by Variable Portfolio – Conservative Portfolio were recorded at fair value; however, Disciplined Asset Allocation Portfolios – Conservative’s cost of investments was carried forward.

The financial statements reflect the operations of Variable Portfolio – Conservative Portfolio for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined Asset Allocation Portfolios – Conservative that have been included in the combined Fund’s Statement of Operations since the merger was completed.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	65

Notes to Financial Statements (continued)

Assuming the merger had been completed on January 1, 2011, Variable Portfolio – Conservative Portfolio’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2011, would have been approximately $37.6 million, $42.7 million, $(6.5) million, and $73.8 million, respectively.

Variable Portfolio – Moderately Conservative Portfolio

At the close of business on April 29, 2011, Variable Portfolio – Moderately Conservative Portfolio acquired the assets and assumed the identified liabilities of Disciplined Asset Allocation Portfolios – Moderately Conservative, a series of RiverSource Variable Series Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Variable Portfolio – Moderately Conservative Portfolio immediately before the acquisition were $4,892,029,967 and the combined net assets immediately after the acquisition were $4,967,044,323.

The merger was accomplished by a tax-free exchange of 6,845,648 shares of Disciplined Asset Allocation Portfolios –Moderately Conservative valued at $75,014,356 (including $7,734,657 of unrealized appreciation).

In exchange for Disciplined Asset Allocation Portfolios – Moderately Conservative shares, Variable Portfolio – Moderately Conservative Portfolio issued 6,663,260 shares for Class 2.

For financial reporting purposes, net assets received and shares issued by Variable Portfolio – Moderately Conservative Portfolio were recorded at fair value; however, Disciplined Asset Allocation Portfolios – Moderately Conservative’s cost of investments was carried forward.

The financial statements reflect the operations of Variable Portfolio – Moderately Conservative Portfolio for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined Asset Allocation Portfolios – Moderately Conservative that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Variable Portfolio – Moderately Conservative Portfolio’s proforma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2011, would have been approximately $80.6 million, $60.2 million, $(44.0) million, and $96.8 million, respectively.

Variable Portfolio – Moderate Portfolio

At the close of business on April 29, 2011, Variable Portfolio – Moderate Portfolio acquired the assets and assumed the identified liabilities of Disciplined Asset Allocation Portfolios – Moderate, a series of RiverSource Variable Series Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Variable Portfolio – Moderate Portfolio immediately before the acquisition were $19,350,638,941 and the combined net assets immediately after the acquisition were $19,495,706,540.

The merger was accomplished by a tax-free exchange of 13,454,504 shares of Disciplined Asset Allocation Portfolios –Moderate valued at $145,067,599 (including $19,122,698 of unrealized appreciation).

In exchange for Disciplined Asset Allocation Portfolios – Moderate shares, Variable Portfolio – Moderate Portfolio issued 12,460,442 shares for Class 2.

For financial reporting purposes, net assets received and shares issued by Variable Portfolio – Moderate Portfolio were recorded at fair value; however, Disciplined Asset Allocation Portfolios – Moderate’s cost of investments was carried forward.

66	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

The financial statements reflect the operations of Variable Portfolio – Moderate Portfolio for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined Asset Allocation Portfolios – Moderate that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Variable Portfolio – Moderate Portfolio’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2011, would have been approximately $313.4 million, $184.2 million, $(464.3) million, and $33.3 million, respectively.

Variable Portfolio – Moderately Aggressive Portfolio

At the close of business on April 29, 2011, Variable Portfolio – Moderately Aggressive Portfolio acquired the assets and assumed the identified liabilities of Disciplined Asset Allocation Portfolios – Moderately Aggressive, a series of RiverSource Variable Series Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Variable Portfolio – Moderately Aggressive Portfolio immediately before the acquisition were $12,904,118,662 and the combined net assets immediately after the acquisition were $12,989,970,877.

The merger was accomplished by a tax-free exchange of 7,987,884 shares of Disciplined Asset Allocation Portfolios –Moderately Aggressive valued at $85,852,215 (including $12,935,793 of unrealized appreciation).

In exchange for Disciplined Asset Allocation Portfolios – Moderately Aggressive shares, Variable Portfolio – Moderately Aggressive Portfolio issued 7,191,772 shares for Class 2.

For financial reporting purposes, net assets received and shares issued by Variable Portfolio – Moderately Aggressive Portfolio were recorded at fair value; however, Disciplined Asset Allocation Portfolios – Moderately Aggressive’s cost of investments was carried forward.

The financial statements reflect the operations of Variable Portfolio – Moderately Aggressive Portfolio for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined Asset Allocation Portfolios – Moderately Aggressive that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Variable Portfolio – Moderately Aggressive Portfolio’s proforma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $161.0 million, $129.6 million, $(492.4) million, and $(201.8) million, respectively.

Variable Portfolio – Aggressive Portfolio

At the close of business on April 29, 2011, Variable Portfolio – Aggressive Portfolio acquired the assets and assumed the identified liabilities of Disciplined Asset Allocation Portfolios – Aggressive, a series of RiverSource Variable Series Trust. The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Variable Portfolio – Aggressive Portfolio immediately before the acquisition were $3,340,413,252 and the combined net assets immediately after the acquisition were $3,375,362,729.

The merger was accomplished by a tax-free exchange of 3,271,114 shares of Disciplined Asset Allocation Portfolios –Aggressive valued at $34,949,477 (including $5,849,448 of unrealized appreciation).

In exchange for Disciplined Asset Allocation Portfolios – Aggressive shares, Variable Portfolio – Aggressive Portfolio issued 2,872,985 shares for Class 2.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	67

Notes to Financial Statements (continued)

For financial reporting purposes, net assets received and shares issued by Variable Portfolio – Aggressive Portfolio were recorded at fair value; however, Disciplined Asset Allocation Portfolios – Aggressive’s cost of investments was carried forward.

The financial statements reflect the operations of Variable Portfolio – Aggressive Portfolio for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined Asset Allocation Portfolios – Aggressive that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Variable Portfolio – Aggressive Portfolio’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended December 31, 2011, would have been approximately $27.1 million, $35.1 million, $(164.4) million, and $(102.2) million, respectively.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

68	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	69

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Variable Portfolio – Conservative Portfolio, Variable Portfolio – Moderately Conservative Portfolio, Variable Portfolio – Moderate Portfolio, Variable Portfolio – Moderately Aggressive Portfolio and Variable Portfolio – Aggressive Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments in affiliated funds, of Variable Portfolio – Conservative Portfolio, Variable Portfolio – Moderately Conservative Portfolio, Variable Portfolio – Moderate Portfolio, Variable Portfolio – Moderately Aggressive Portfolio and Variable Portfolio – Aggressive Portfolio (the Funds) (five of the portfolios constituting the Columbia Funds Variable Series Trust II) as of December 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 7, 2010 (when shares became available) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Portfolio – Conservative Portfolio, Variable Portfolio – Moderately Conservative Portfolio, Variable Portfolio – Moderate Portfolio, Variable Portfolio – Moderately Aggressive Portfolio, and Variable Portfolio – Aggressive Portfolio of the Columbia Funds Variable Series Trust II at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the year then ended and for the period from May 7, 2010 (when shares became available) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 22, 2012

70	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	71

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 —May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

72	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	73

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010

74	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010;
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT	75

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Funds hold investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

76	VARIABLE PORTFOLIOS — 2011 ANNUAL REPORT

Variable Portfolios

P.O. Box 8081

Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. Variable Portfolios are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2012 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6534 E (2/12)

Annual Report

Columbia

Variable Portfolio Funds

Annual Report for the Period Ended December 31, 2011

References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

Columbia Variable Portfolio – Balanced Fund

Columbia Variable Portfolio – Cash Management Fund

Columbia Variable Portfolio – Diversified Bond Fund

Columbia Variable Portfolio – Dynamic Equity Fund

Columbia Variable Portfolio – Emerging Markets Opportunity Fund

Columbia Variable Portfolio – Global Bond Fund

Columbia Variable Portfolio – Global Inflation Protected Securities Fund

Columbia Variable Portfolio – High Yield Bond Fund

Columbia Variable Portfolio – Income Opportunities Fund

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Variable Portfolio – Davis New York Venture Fund

Variable Portfolio – Goldman Sachs Mid Cap Value Fund

Variable Portfolio – Partners Small Cap Value Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This annual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

Not FDIC Insured ¡ No Bank Guarantee • May lose value

The Columbia Variable Portfolio (VP) Funds provide several alternatives to consider for investment through your variable annuity contract or life insurance policy.

2011 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

See the Fund’s prospectus for risks associated with investing in the Funds.

2	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Your Fund at a Glance

Columbia VP – Balanced Fund

FUND SUMMARY

>	Columbia VP – Balanced Fund (the Fund) Class 3 shares gained 2.39% for the 12 months ended December 31, 2011.

>	The S&P 500 Index advanced 2.11%, while the Barclays Capital U.S. Aggregate Bond Index gained 7.84% during the same period.

>	The Russell 1000® Value Index, the Fund’s former benchmark, returned 0.39% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	10 years
Columbia VP — Balanced Fund Class 3	+2.39%	+0.41%	+3.36%
S&P 500 Index (unmanaged)	+2.11%	-0.25%	+2.92%
Russell 1000® Value Index (unmanaged)	+0.39%	-2.64%	+3.89%
Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+7.84%	+6.50%	+5.78%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The indices do not reflect the effects of expenses. It is not possible to invest directly in an index.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	3

Manager Commentary

Columbia VP – Balanced Fund

Effective April 18, 2011, Guy Pope assumed responsibility for the management of the equity portfolio of RiverSource VP – Balanced Fund, and Leonard Aplet, Gregory Liechty, Ronald Stahl and Brian Lavin assumed responsibility for the management of the fixed income portfolio of the RiverSource VP – Balanced Fund. Effective the same date, the benchmark for the equity portfolio of RiverSource VP – Balanced Fund was changed from the Russell 1000® Value Index to the S&P 500 Index in order to help move the strategy in line with the new management team’s process. The benchmark index for the fixed income portfolio did not change. Effective May 2, 2011, the RiverSource VP – Balanced Fund was re-named the Columbia VP – Balanced Fund.

Columbia VP – Balanced Fund (the Fund) Class 3 shares gained 2.39% for the 12 months ended December 31, 2011. The S&P 500 Index advanced 2.11%, while the Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index) gained 7.84% during the same period. The Russell 1000® Value Index, the Fund’s former benchmark, returned 0.39%. The Fund’s portfolio was approximately 60% equities and 40% fixed income securities, an allocation that was relatively unchanged during the period.

ASSET ALLOCATION & PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Stocks	60.3%
Consumer Discretionary	4.7
Consumer Staples	7.3
Energy	8.1
Financials	8.3
Health Care	7.9
Industrials	6.7
Information Technology	14.9
Materials	1.5
Telecommunication Services	0.6
Utilities	0.3
Bonds	34.5
Asset-Backed Securities — Non-Agency	0.7
Commercial Mortgage-Backed Securities — Agency	1.6
Commercial Mortgage-Backed Securities — Non-Agency	3.3
Corporate Bonds & Notes	11.8
Foreign Government Obligations	0.8
Inflation-Indexed Bonds	0.4
Residential Mortgage-Backed Securities — Agency	13.7
Residential Mortgage-Backed Securities — Non-Agency	0.1
U.S. Treasury Obligations	2.1
Municipal Bonds	0.2
Senior Loans	0.0	*
Warrants	0.0	*
Other(2)	5.0

*	Rounds to less than 0.1%.

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

4	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – Balanced Fund

Significant performance factors — equity segment

The equity segment of the Fund’s portfolio underperformed the S&P 500 Index, as the detracting effect of stock selection in the telecommunication services, consumer discretionary, energy, financials and health care sectors more than offset the positive contribution made by stock selection in the consumer staples, industrials and information technology sectors. From a sector allocation perspective, having only modest positions in utilities and consumer discretionary, each of which outpaced the S&P 500 Index during the annual period, hurt the Fund’s relative results. Also, having a significant exposure to materials during those months when investor risk aversion was greatest detracted. Conversely, having a sizable allocation to the information technology sector, which also outpaced the S&P 500 Index during the annual period, helped.

In consumer discretionary, an emphasis on the autos and auto parts industry detracted, with positions in Johnson Controls and General Motors particular disappointments. We exited the Fund’s position in General Motors by the end of the annual period. What hurt most in telecommunication services was not owning some of the names that performed well, including several traditionally defensive companies that paid attractive dividend yields, which were favored by investors during the annual period. Within energy, positions in exploration and production companies hampered results most. Broadly speaking, these companies, including Apache and Devon Energy, were negatively impacted by lower natural gas prices during the annual period. Apache was further impacted by its investments in Egypt. In the financials sector, the Fund had an emphasis on large-cap firms with capital markets exposure, which were hurt during the annual period by overriding concerns regarding the sovereign debt crisis in Europe. Thus, positions in Goldman Sachs, JPMorgan Chase and Citigroup detracted from the performance results. Insurance company MetLife also hindered results, brushed by the broad stroke of poor performance in the insurance industry as a whole during the annual period. Within health care, a position in pharmaceuticals company Pfizer performed well. However, a position in life sciences company Thermo Fisher Scientific, which manufactures scientific testing equipment, detracted due primarily to its significant exposure to Europe and its reliance on government spending.

On the positive side, several positions in the consumer staples sector boosted the Fund’s results. Generally, consumer staples companies, such as tobacco company Philip Morris International and diversified food products manufacturer Kraft Foods, benefited during the annual period from solid fundamentals and attractive yields. Nutritional supplements producer Herbalife was another strong contributor to the Fund’s results, as it enjoyed volume growth amidst strong adoption of its products globally. A position in integrated pharmacy health care provider CVS Caremark also buoyed performance, as it benefited from an improved competitive position, especially in its pharmacy benefits program, and anticipation of a wave of drugs coming off patent in 2012 and 2013, thus boosting the market for generics.

TOP TEN HOLDINGS(1) (at December 31, 2011)
Apple, Inc.	3.3%
Federal Home Loan Mortgage Corp. 3.500% 01/01/42	2.2
Exxon Mobil Corp.	2.2
Google, Inc., Class A	2.0
U.S. Treasury 3.875% 08/15/40	1.9
JPMorgan Chase & Co.	1.8
General Electric Co.	1.8
Philip Morris International, Inc.	1.8
Chevron Corp.	1.7
International Business Machines Corp.	1.7

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any securities.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

Columbia VP – Balanced Fund

In industrials, a focus on companies with stable business models and thus considered among the more defensive within the sector, helped the Fund’s relative results. For example, a position in electronic security device company Tyco International was a strong contributor during the annual period, as it was seen to have a comparatively stable business mix and a management team that was instrumental in turning around the company and executing on fundamentals.

Within information technology, a position in global payment solutions company Mastercard was a standout performer during the annual period. Shares of Mastercard advanced as the company’s volumes held up better than anticipated even in the face of a slow economy. It also performed well after the cloud the company had been under early in the year cleared with the Federal Reserve’s (the Fed) announcement of its final decision on debit interchange rates (i.e. charges on debit card transactions) as part of the Durbin amendment, which was more favorable for the company than the market had anticipated. Computers and personal electronic device manufacturing giant Apple was a strong performer for the Fund, as consumer demand for its products remained strong. Computer solutions provider International Business Machines (IBM) also benefited the Fund during the annual period. Shares of IBM advanced as the company continued to execute its five-year business plan. While some thought early in the annual period that the business plan was unexciting, the company’s comparative stability and its place as among the more recession-resistant companies within the sector became increasingly attractive as volatility rose.

Significant performance factors — fixed income segment

A significant allocation to commercial mortgage-backed securities (CMBS), industry selection within the non-corporate credit sector and yield curve positioning contributed positively to the fixed income portion of the Fund’s performance during the annual period. CMBS outperformed duration-equivalent U.S. Treasuries during the annual period, supported by improving property fundamentals, limited supply and relative cheapness versus other asset classes. Specifically, the Barclays Capital CMBS ERISA Eligible AAA Index outperformed same-duration U.S. Treasuries by 1.26% for the 12 months ended December 31, 2011. The broad non-corporate credit sector lagged U.S. Treasuries during the annual period, but the foreign local government sub-sector, where the Fund was overweighted, outperformed duration-equivalent U.S. Treasuries. The sub-sectors in which the Fund was underweight — sovereign, foreign agency and supranational — each lagged. The Fund maintained underweighted positions in these sub-sectors because of the sovereign debt crises around the world and the risk of downgrades in these securities.

The fixed income portion of the Fund’s “barbelled” yield curve positioning also boosted its results. During the annual period, interest rates declined across the entire yield curve, or spectrum of maturities, but did so most significantly at the longer-term end of the yield curve. This resulted in a dramatic flattening of the yield curve, meaning the differential in shorter-term maturity yields and longer-term maturity yields narrowed. This flattening of the yield curve had a positive impact on the Fund, as we owned a combination of securities with very short-term and longer-term maturities during the annual period. In implementing this strategy, we were able both to improve the Fund’s yield and give it a higher expected rate of return.

Detracting from the Fund’s results during the annual period were industry positioning within the investment grade corporate bond sector and exposure to high yield corporate bonds. Within the investment grade corporate bond sector, the Fund had an overweighted exposure to financial institutions, including the banking and life insurance industries. The Barclays Capital Banking Index underperformed similar-duration U.S. Treasuries by 7.13%, and the Barclays Capital Insurance Index underperformed similar-duration U.S. Treasuries by 9.05% during the annual period. Fund performance was also hindered by its holdings in the wireline communications industry, which underperformed similar-duration U.S. Treasuries by 3.99%, and in the media-cable industry, which underperformed similar-duration U.S. Treasuries by 4.97%. High yield corporate bonds, where the Fund maintained a modest exposure, generally underperformed most investment grade fixed income sectors during the annual period.

The Fund’s duration positioning also detracted modestly from the Fund’s results during the annual period. The Fund was positioned with a duration shorter than that of the Barclays Capital Index, which hurt as interest rates declined through most of the annual period. However, with interest rates at or close to historic lows, we felt there was a higher probability of interest rates increasing than decreasing and so kept the Fund’s duration relatively short to preserve

6	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – Balanced Fund

shareholder value in the event of a rise in interest rates. What occurred during the annual period instead was that bellwether U.S. Treasury yields actually continued their descent. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Changes to the Fund’s portfolio

We shifted the equity portion of the Fund’s portfolio more toward our contrarian core strategy upon our team assuming management in mid-April 2011. Our contrarian core strategy focuses on seeking large-cap core companies that may be out of favor or about which the market is overly pessimistic at the time of purchase and then holding the company through what we anticipate to be its upside potential. In implementing this strategy on a bottom-up, stock specific basis, the Fund’s exposure to the information technology and consumer staples sectors increased and its allocations to the industrials and financials sectors decreased.

Within the fixed income segment of the Fund, we prudently added to the Fund’s position in GNMA Project Loans through much of the annual period. We correctly anticipated these GNMA securities would outperform U.S. Treasury securities primarily due to their yield advantage combined with the fact that they maintain the full faith and credit guarantee of the U.S. government. GNMA Project Loans also feature better call protection than many other types of structured securities. GNMA Project Loans are mortgages on multi-family homes or larger projects such as hospitals or nursing homes.

The Fund’s portfolio turnover rate, including mortgage dollar rolls, for the annual period was 192%.*

Guy Pope	Leonard Aplet	Gregory Liechty
Portfolio Manager	Portfolio Manager	Portfolio Manager

Ronald Stahl	Brian Lavin
Portfolio Manager	Portfolio Manager

*	A significant portion of the turnover was the result of “roll” transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	7

The Fund’s Long-term Performance

Columbia VP – Balanced Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia VP – Balanced Fund Class 3 shares (from 1/1/02 to 12/31/11) as compared to the performance of the S&P 500 Index, the Russell 1000® Value Index and the Barclays Capital U.S. Aggregate Bond Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	5 years	10 years
Columbia VP — Balanced Fund
Class 3	Cumulative value of $10,000	$10,239	$10,208	$13,922
	Average annual total return	+2.39%	+0.41%	+3.36%
S&P 500 Index(1)
	Cumulative value of $10,000	$10,211	$9,876	$13,335
	Average annual total return	+2.11%	-0.25%	+2.92%
Russell 1000® Value Index(2)
	Cumulative value of $10,000	$10,039	$8,750	$14,652
	Average annual total return	+0.39%	-2.64%	+3.89%
Barclays Capital U.S. Aggregate Bond Index(3)
	Cumulative value of $10,000	$10,784	$13,701	$17,535
	Average annual total return	+7.84%	+6.50%	+5.78%

8	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
COLUMBIA VP – BALANCED FUND
$20,000
$15,000
$10,000
$5,000
$17,535
$14,652
$13,922
$13,335
1/1/02
12/02
12/03
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
Columbia VP – Balanced Fund Class 3 ($13,922)
S&P 500 Index(1) ($13,335)
Russell 1000® Value Index(2) ($14,652)
Barclays Capital U.S. Aggregate Bond Index(3) ($17,535)

(1)

The Standard & Poor’s 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

(2)

The Russell 1000® Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

(3)

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

On April 18, 2011, the S&P 500 Index replaced the Russell 1000 Value Index as the Fund’s primary benchmark. The Investment Manager made this recommendation to the Fund’s Board of Trustees (the Board) because the new index more closely aligns to the Fund’s investment strategy. Information on both indexes will be included for a one-year transition period. In the future, however, only the S&P 500 Index will be included.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	9

Your Fund at a Glance

Columbia VP – Cash Management Fund

FUND SUMMARY

>	Columbia VP – Cash Management Fund (the Fund) Class 3 shares increased 0.01% for the annual period ended December 31, 2011.

>

The Fund’s annualized simple yield was 0.01% and its annualized compound yield was also 0.01% for the seven-day period ended December 31, 2011. The seven-day yields more closely reflect the current earnings of the Fund than the total return. Current short-term yields may be higher or lower than the figures shown.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	10 years
Columbia VP — Cash Management Fund
Class 1	+0.01%	+1.42%	+1.65%
Class 2	+0.01%	+1.42%	+1.65%
Class 3	+0.01%	+1.43%	+1.66%

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the Fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

10	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

Columbia VP – Cash Management Fund

Effective May 2, 2011, the RiverSource VP – Cash Management Fund was re-named the Columbia VP – Cash Management Fund.

Columbia VP – Cash Management Fund (the Fund) Class 3 shares increased 0.01% for the annual period. The Fund’s annualized simple yield was 0.01% and its annualized compound yield was also 0.01% for the seven-day period ended December 31, 2011. The seven-day yields more closely reflect the current earnings of the Fund than the total return. Current short-term yields may be higher or lower than the figures shown. The Fund is intended to serve as a conservative, shorter-term investment choice for individuals seeking current income.

Significant performance factors

The annual period ended December 31, 2011 was one wherein shifting economic and supply/demand conditions, exogenous macro events and unprecedented Federal Reserve System (Fed) actions had great effect on the money markets. Yields in the money markets remained low throughout.

Early in the annual period, money market yields were low but stable, and the money market yield curve was relatively steep owing to ample supply and low demand. This means that yields on longer-term securities were substantially higher than those on shorter-term securities, as market participants seemed comfortable in owning securities other than government bonds, including riskier assets in the cash markets. Supporting such investor sentiment was robust economic data during the first quarter of 2011, especially in the manufacturing sector. However, beginning in the second calendar quarter and continuing, albeit not steadily, through the end of the reporting period, demand increased and supply contracted causing the money market yield curve to begin to flatten, meaning the differential in yields between longer and shorter-term maturities narrowed.

The shift in supply was caused by two primary factors. First, supply contracted due to the Federal Deposit Insurance Corporate (FDIC) altering, in April 2011, its fee formula charged to commercial banks, which resulted in banks being required to maintain more capital. In turn, banks were no longer incentivized to lend collateral via repurchase agreements. This caused acute compression in the overnight markets, setting a tone that would carry throughout the remainder of the annual period. Second, political gridlock in the U.S. Congress caused the U.S. Treasury Department to eliminate issuance of Supplemental Financing Program (SFP) bills in June ahead of the August deadline to increase the nation’s debt ceiling. (The Supplemental Financing Program is a program enacted by the U.S. Treasury Department to provide supplementary funding to the Fed to offset the financial strain due to the creation of various liquidity programs and facilities during the financial crisis of 2008. The Department began allowing its $200 billion worth of 56-day SFP bills to diminish as they matured to help avoid exceeding the U.S. debt limit.) The impact of these two factors culminated as the U.S. economy was displaying signs of slowing. Toward the end of August, the Fed took the unprecedented step of declaring that it would maintain its accommodative rate policy well into 2013, keeping the targeted federal funds rate between 0% and 0.25%. The result was that already low yields at the short-term end of the U.S. Treasury yield curve, or spectrum of maturities, were pushed even lower. As U.S. Treasury yields declined, so, too, did money market yields.

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Asset-Backed Commerical Paper	20.5%
Asset-Backed Securities — Non-Agency	3.5
Certificates of Deposit	18.2
Commercial Paper	23.8
Treasury Note Short-Term	8.8
U.S. Government & Agency Obligations	21.1
U.S. Government-Insured Debt(2)	4.1

(1)	Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(2)	Funding for this debt is provided by the Federal Financing Bank, which is funded by the U.S. Department of the Treasury.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	11

Manager Commentary (continued)

Columbia VP – Cash Management Fund

While supply contracted, demand for securities perceived as “risk free” soared. That said, however, the popular definition of “risk free” changed often through the annual period as uncertainty surrounding the sovereign debt crisis in Europe heightened and contagion from the region’s crisis spread. Even the U.S. had its AAA rating shaved to AA+ by Standard & Poor’s in an unprecedented move in early August after the U.S. Congress agreed to an eleventh hour budget compromise that failed to implement what the rating agency considered to be a serious plan to address the nation’s deficit. Moody’s, it should be noted, reaffirmed its Aaa rating for the U.S.’ sovereign debt later that same month.

When the dust finally settled, demand for U.S. Treasury securities and top-tier industrial commercial paper maturing in less than one month was in high demand and short supply, causing rates to decline further. (Top-tier securities are generally those money market instruments in the highest rating categories, as rated by both Standard & Poor’s and Moody’s.) Meanwhile, rates for bank certificates of deposit and commercial paper for U.S. subsidiaries of European banks cheapened considerably as headline risk mounted, causing rates for these less secure issuers to significantly rise. Indeed, as market participants grew increasingly more risk averse, the money markets became somewhat bifurcated. While the money market yield curve flattened overall as the Fed pledged to maintain short-term interest rates at accommodative levels well into 2013 and as several European central banks enacted interest rate cuts, the credit curve steepened as market participants generally favored shorter maturities, i.e. maturities of less than one month, and quickly sorted the weaker issuers from the stronger.

Overall, the Fund was positioned to take advantage of the interest rate environment during the annual period. The Fund generally held longer-maturity, higher-yielding securities at the beginning of the annual period when the yield curve was steeper and then continued to benefit from such positioning as these securities’ maturities rolled down the curve as the months progressed and the yield curve flattened.

The Fund also benefited during the annual period from the conservative approach we take toward credit in the portfolio. Throughout the annual period, we focused the majority of the Fund’s holdings in top-tier one- to three-month maturities of U.S. commercial paper. The Fund also held securities with maturities of one to seven days in many bank and asset-backed commercial paper issues to satisfy daily and weekly liquidity requirements. Additionally, the Fund consistently held a position of approximately 5% of its total net assets in longer, i.e. one-year, agency debentures with one month or three month call features and typically held approximately 5% of its total net assets in floating rate agency debentures and approximately 5% of its total net assets in the money market tranches, or portions, of asset-backed issues. Such a strategy generally benefited the Fund as high quality commercial paper generated higher yields than Treasury bills during the annual period. Plus, given our conservative approach toward credit, the Fund largely avoided any price deterioration seen in many European bank credits. The Fund’s holdings generally maintained their value and did not suffer what is known as “mark to market” as the credit curve steepened. “Mark to market” is the accounting act of recording the price or value of a security to reflect its current market value rather than its book value.

Throughout the annual period, we focused on strategically adjusting the Fund’s weighted average maturity as market conditions shifted. Weighted average maturity is the average time it takes for securities in a portfolio to mature, weighted in proportion to the dollar amount that is invested in the portfolio. The weighted average maturity of a money market is a measure of its price sensitivity to changes in interest rates. The Fund consistently maintained a weighted average maturity just above 50 days from January through April 2011 given the steepness of the money market yield curve during these months. After April, when the money market yield curve began to flatten, we let the Fund’s weighted average maturity shorten naturally as security holdings rolled down the yield curve. In turn, the Fund’s weighted average maturity was generally in the mid to upper 30 day range during May and June. As concern over the U.S. debt ceiling mounted in July, we shortened the weighted average maturity of the Fund to approximately 30 days, and we raised both daily and seven-day liquidity. Since the U.S. Congress finally passed legislation increasing the U.S. debt ceiling in early August, the Fund’s weighted average maturity primarily hovered in a range of 30 days to 35 days through most of the remainder of the annual period. Toward the end of the annual period, we added longer-maturity

12	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – Cash Management Fund

U.S. Treasury bills and agency discount notes to push the Fund’s weighted average maturity past year end when issuance generally declines. As such, the Fund’s weighted average maturity stood at 47 days on December 31, 2011.

Changes to the Fund’s portfolio

As indicated, we strategically adjusted the Fund’s weighted average maturity as market conditions shifted. We began the annual period with a longer weighted average maturity as securities held in the Fund were generally those with longer maturities. As the yield curve flattened, we reinvested into securities with shorter maturities due both to the flatter yield curve and, more importantly, with a desire to increase liquidity given a slowing U.S. economy and concern regarding the sovereign debt crisis in Europe. From an allocation perspective, we increased the Fund’s exposure to longer maturity, higher yielding callable agency debentures and floating rate agency securities during the annual period.

Guy Holbrook, IV, CFA® Portfolio Manager	John McColley Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	13

Your Fund at a Glance

Columbia VP – Diversified Bond Fund

FUND SUMMARY

>	Columbia VP – Diversified Bond Fund (the Fund) Class 3 shares gained 6.68% for the 12 months ended December 31, 2011.

>	The Fund underperformed its benchmark, the unmanaged Barclays Capital U.S. Aggregate Bond Index, which advanced 7.84%.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	10 years
Columbia VP — Diversified Bond Fund
Class 1	+6.75%	+5.47%	+4.83%
Class 2	+6.47%	+5.29%	+4.67%
Class 3	+6.68%	+5.44%	+4.81%
Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+7.84%	+6.50%	+5.78%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the Fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

14	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

Columbia VP – Diversified Bond Fund

Effective April 29, 2011, Alexander Powers, Carl Pappo, Michael Zazzarino and Brian Lavin took over the day-to-day portfolio management of the RiverSource VP – Diversified Bond Fund. Effective May 2, 2011, the RiverSource VP – Diversified Bond Fund was re-named the Columbia VP – Diversified Bond Fund.

Columbia VP – Diversified Bond Fund (the Fund) Class 3 shares gained 6.68% for the 12 months ended December 31, 2011. The Fund underperformed its benchmark, the unmanaged Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index), which advanced 7.84% during the same 12-month period.

Significant performance factors

The U.S. fixed income market generated positive returns overall for the year 2011 but experienced significant volatility as driven by the implementation and then expiration of the Federal Reserve Board’s (the Fed’s) second round of quantitative easing, by shifting U.S. economic data and its potential implications and by concerns regarding Europe’s sovereign debt crisis. U.S. Treasury securities particularly benefited from the heightened volatility during the annual period.

As 2011 began, the U.S. fixed income market posted positive but muted returns. News flow during the first quarter of 2011 was dominated by unrest in the Middle East and North Africa and the natural and nuclear disasters in Japan. While these events produced some sharp reactions in the financial markets, there were quick reversals, as investors quickly discounted any long-term implications. Investors favored riskier assets during the first quarter.

As upbeat expectations about the economy subsided amidst concerns over European and U.S. economic growth and supply chain disruptions after the natural and nuclear disasters in Japan, the U.S. fixed income market performed better in the second calendar quarter. Initial jobless claims accelerated and surveys of manufacturing indicated declines in activity. In turn, despite already low yields, U.S. Treasury securities rallied and most non-Treasury sectors lagged. Still, after a “risk off” trading climate for most of the second quarter, austerity measures passed in Greece boosted many non-Treasury sectors in late June.

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Asset-Backed Securities — Non-Agency	1.4%
Commercial Mortgage-Backed Securities — Agency	0.0	*
Commercial Mortgage-Backed Securities — Non-Agency	15.5
Corporate Bonds & Notes	43.8
Foreign Government Obligations	0.7
Inflation-Indexed Bonds	0.0	*
Municipal Bonds	0.4
Preferred Stocks	1.0
Senior Loans	0.1
Residential Mortgage-Backed Securities — Agency	19.2
Residential Mortgage-Backed Securities — Non-Agency	1.2
U.S. Government & Agency Obligations	0.0	*
U.S. Treasury Obligations	15.2
Warrants	0.0	*
Other(2)	1.5

*	Rounds to less than 0.1%.

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	15

Manager Commentary (continued)

Columbia VP – Diversified Bond Fund

Along with the expiration of Quantitive Easing 2 (QE2) at the end of June 2011 and renewed concerns about sovereign debt in Europe, performance of the U.S. fixed income market during the third quarter was dominated by the political debacle surrounding the debt ceiling in the U.S. to avoid unprecedented default and by Standard & Poor’s historic downgrade of U.S. debt from its AAA rating. Weakness in the markets at the end of the second quarter escalated into a full-blown flight to quality, with risk sectors across the spectrum trading down and U.S. Treasury securities’ prices moving significantly higher in the third quarter of 2011. As risk sectors began pricing lower, the European sovereign debt crisis spilled over into the financial sector. Not only did European banks sell off, but U.S. financial institutions were affected as well. When the Fed announced in September that it would extend the maturity structure of its holdings through the sale of short-term securities and the purchase of long-term securities in an effort to support the economic recovery — in a program dubbed Operation Twist, the flight to quality continued, with equities, commodities and emerging markets selling off.

During the fourth quarter of 2011, there was sufficient good news, especially in the key labor, manufacturing and housing segments of the U.S. economy, to encourage risk taking. In the fixed income market, high yield corporate bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were also strong performers, as inflation came under control in key regions and solid economic growth was forecasted for 2012. Municipal bonds and U.S. Treasury securities eked out only modest gains, however, as investors moved away from quality in favor of riskier assets.

Monetary policy remained unchanged throughout the year, with the targeted federal funds rate anchored in the 0% to 0.25% range. However, in a historic move, the Fed announced in August that economic conditions are likely to warrant “exceptionally low” interest rates “at least through mid 2013.” It was the first time the Fed had pegged its monetary policy to a specific date.

For the annual period as a whole, higher quality assets outperformed those of lower quality. Commercial mortgage-backed securities and asset-backed securities modestly outperformed duration-equivalent U.S. Treasuries as a whole, whereas mortgage-backed securities and investment grade corporate bonds overall lagged. Within the investment grade corporate bond sector, the utilities and industrial industries performed better than the financials industry.

Yields across the U.S. Treasury yield curve, or spectrum of maturities, approached record lows during the annual period, and the yield curve, which steepened mid-summer, flattened during the annual period overall, meaning the differential in yields between longer-term and shorter-term maturities narrowed. Yields on two-year U.S. Treasuries fell 36 basis points, while yields on five-year U.S. Treasuries decreased 118 basis points. Yields on ten-year U.S. Treasury securities dropped 142 basis points, and yields on 30-year U.S. Treasuries declined 145 basis points. (A basis point is equal to 1/100th of a percentage point.)

QUALITY BREAKDOWN(1) (at December 31, 2011)
AAA rating	50.9%
AA rating	3.3
A rating	11.0
BBB rating	26.8
Non-investment grade	7.2
Not rated	0.8

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

16	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – Diversified Bond Fund

Amidst this backdrop, sector allocation and individual issue selection within the Fund were challenging and modestly detracted from its performance relative to the Barclays Capital Index for the annual period as whole. On the positive side, the Fund benefited from its significant allocation to commercial mortgage-backed securities, for, as mentioned earlier, this sector was a strong performer during the annual period. However, this positive contributor was more than offset by the Fund’s sizable allocations to investment grade and high yield corporate debt, which detracted from results as investors became more risk averse. Also within the corporate bond sector, individual issue selection detracted, as the Fund had a material exposure to the financials industry, which lagged as concerns intensified around the Eurozone sovereign debt crisis.

The combination of duration and yield curve positioning contributed positively to the Fund’s results. The Fund was positioned with a yield curve flattening bias, meaning we anticipated a narrowing of the differential in yields between longer-term and shorter-term maturity securities. While this hurt during the summer months when the yield curve actually steepened, it helped for the 12 months as a whole as the yield curve flattened during the annual period overall. Also, the Fund’s longer duration position than that of the Barclays Capital Index added value given that rates rallied during the annual period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa.) Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Changes to the Fund’s portfolio

During the second quarter of 2011, after our team assumed portfolio management of the Fund, we lowered the Fund’s risk profile by reducing its positions in non-agency mortgage-backed securities, high yield corporate bonds and emerging market debt and by modestly increasing its allocations to commercial mortgage-backed securities and investment grade corporate bonds.

We subsequently increased slightly the Fund’s exposure to high yield corporate bonds and emerging market debt after the spread widening in August and September, meaning the differential in yields between securities in these sectors and duration-equivalent U.S. Treasuries increased.

With these changes, the Fund’s portfolio turnover rate for the 12-month period, including mortgage dollar rolls, was 330%.*

Carl Pappo, CFA Portfolio Manager	Alexander Powers Portfolio Manager	Michael Zazzarino Portfolio Manager	Brian Lavin, CFA Portfolio Manager

*	A significant portion of the turnover was the result of “roll” transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	17

The Fund’s Long-term Performance

Columbia VP – Diversified Bond Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia VP – Diversified Bond Fund Class 3 shares (from 1/1/02 to 12/31/11) as compared to the performance of the Barclays Capital U.S. Aggregate Bond Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	5 years	10 years
Columbia VP — Diversified Bond Fund
Class 3	Cumulative value of $10,000	$10,668	$13,033	$16,002
	Average annual total return	+6.68%	+5.44%	+4.81%
Barclays Capital U.S. Aggregate Bond Index(1)
	Cumulative value of $10,000	$10,784	$13,701	$17,535
	Average annual total return	+7.84%	+6.50%	+5.78%

Results for other share classes can be found on page 14.

18	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
COLUMBIA VP – DIVERSIFIED BOND FUND
$20,000
$15,000
$10,000
$5,000
$17,535
$16,002
1/1/02
12/02
12/03
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
Columbia VP – Diversified Bond Fund Class 3 ($16,002)
Barclays Capital U.S. Aggregate Bond Index(1) ($17,535)

(1)

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	19

Your Fund at a Glance

Columbia VP – Dynamic Equity Fund

FUND SUMMARY

>	Columbia VP – Dynamic Equity Fund (the Fund) Class 3 shares advanced 5.23% for the 12-month period ended December 31, 2011.

>	The Fund outperformed the Standard & Poor’s 500 Index (S&P 500 Index) its primary benchmark, and a representative index for the broad U.S. equity market, which gained 2.11% during the 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	10 years
Columbia VP — Dynamic Equity Fund
Class 1	+5.38%	-1.76%	+1.79%
Class 2	+5.07%	-1.95%	+1.61%
Class 3	+5.23%	-1.81%	+1.77%
S&P 500 Index (unmanaged)	+2.11%	-0.25%	+2.92%

(See “the Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the Fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

20	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

Columbia VP – Dynamic Equity Fund

Columbia VP – Dynamic Equity Fund (the Fund) Class 3 shares advanced 5.23% for the 12-month period ended December 31, 2011. The Fund outperformed the Standard & Poor’s 500 Index (S&P 500 Index), its primary benchmark and a representative index for the broad U.S. equity market, which gained 2.11% during the 12-month period.

Significant Performance Factors

The year 2011 was full of surprises and challenges — unrest in the Middle East, Japan’s tragic earthquake, U.S. and European debt woes, political gridlock and more. Despite a year of mostly negative global news and economic uncertainty, large-cap U.S. stocks generally weathered the storm, delivering flat to modestly positive returns.

However, these results mask the high degree of volatility throughout the period. The S&P 500 Index had been up as much as 9% through the end of April and down as much as 9% through early October. From the beginning of 2011 through April, equity markets largely ignored spiking oil prices and the impact of Japan’s natural disasters on the global supply chain. But Europe’s debt crisis, Congress’ ineffectiveness in addressing the U.S. debt ceiling and S&P’s U.S. credit downgrade ultimately, in our view, set off wild swings in the stock market. August was the worst performing month of the year for the broader equity markets.

U.S. economic momentum slowed in the third quarter, raising the odds of recession and making the U.S. economy more susceptible to financial shocks. In the fourth quarter, the equity market kept its focus on Europe’s woes, while China’s manufacturing engine showed signs of slowing. Nevertheless, U.S. corporations delivered reasonably strong earnings, with many reporting record profits.

Over the course of 2011, we saw notable shifts in the “quantitative” drivers of return within the S&P 500 Index. Through April, no particular group of stocks dominated the S&P 500 Index performance, as indicated by the following results:

•	high beta stocks performed similarly to low beta stocks;

•	smaller stocks performed similarly to larger stocks; and

•	high growth stocks performed similarly to low growth stocks.

However, from May through December, return drivers were overwhelmingly defensive, especially in the third quarter. For example, within the S&P 500 Index:

•	the 20% of stocks with the lowest beta significantly outperformed the 20% with the highest beta;

•	the 20% of stocks with the largest index weights outperformed the smallest 20%; and

•	the top dividend yielders outperformed the stocks that don’t pay dividends.

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	11.7%
Consumer Staples	10.0
Energy	11.0
Financials	14.2
Health Care	12.2
Industrials	10.7
Information Technology	18.6
Materials	3.8
Telecommunication Services	2.6
Utilities	4.2
Other(2)	1.0

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	21

Manager Commentary (continued)

Columbia VP – Dynamic Equity Fund

We use computer-based models to analyze and help us select stocks within sectors. We divide the factors, or metrics, for our stock selection models into three broad categories:

•	quality (quality of earnings and financial strength)

•	valuation (fundamental measures such as earnings and cash flow relative to market values), and

•	catalyst (price momentum and business momentum)

The drivers of our stock selection model and, ultimately the Fund’s performance relative to the S&P 500 Index, behaved very much like the benchmark drivers, though the shifts were a little more muted for the Fund. Our quality measures showed the most pronounced shifts. Through April, there was little discernible difference between the returns of high and low quality stocks, as ranked by our model. But from May through December, high quality stocks (the top 20% of S&P 500 stocks as ranked by our aggregate quality score) outperformed the low quality stocks by over 11%. As a result, our “quality” criteria had a positive effect on relative Fund performance in the latter part of the year.

The story was reversed for our valuation metrics, which is a bit surprising because value stocks tend to underperform during up markets and outperform during down markets. Through April there was again little difference between the returns of stocks that were highly-ranked or poorly-ranked based on our valuation measures. However, in six of the eight months from May through December, the top quintile of “value” stocks meaningfully underperformed the bottom quintile.

Our catalyst factors added value more consistently throughout the period. The top quintile outperformed the bottom quintile by about 3% through April, and by about 5% from May through December.

In terms of sectors, the Fund’s holdings in the health care, consumer staples and financial sectors added value, relative to the S&P 500 Index. Holdings in the industrials, utilities and consumer discretionary sectors detracted from relative return. Of these sectors, the health care, consumer staples, consumer discretionary and utilities sectors delivered positive absolute returns for the year, while financials and industrials declined.

Individual contributors for the year included Biogen Idec, Lorillard and UnitedHealth Group. International biotechnology company Biogen Idec, which operates in the areas of neurology, immunology, hemophilia and oncology, delivered strong product and financial performance throughout the year, driven particularly by growth of TYSABRI, a multiple sclerosis drug. We maintained a solid overweight in the stock throughout the year, but trimmed the position in the second half due to stock price appreciation.

TOP TEN HOLDINGS(1) (at December 31, 2011)
Apple, Inc.	4.6%
International Business Machines Corp.	3.5
Microsoft Corp.	3.0
Wal-Mart Stores, Inc.	2.8
Chevron Corp.	2.6
Intel Corp.	2.4
Eli Lilly & Co.	2.3
Philip Morris International, Inc.	2.2
Verizon Communications, Inc.	2.1
UnitedHealth Group, Inc.	2.0

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any securities.

22	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – Dynamic Equity Fund

U.S. cigarette manufacturer Lorillard was attractive to investors seeking dividend income in this year’s volatile stock market. The company has an annual dividend yield of nearly 5%. We built up the Fund’s position throughout the first half of the year and took some profits in the second half as the stock price held up.

Diversified health and well-being company UnitedHealth Group reported strong earnings throughout the year, increased its dividend payment and completed or announced several strategic acquisitions. We maintained an overweight position throughout the period, trimming holdings slightly toward the end of the period because of the stock’s price appreciation.

Individual detractors for the year included Vishay Intertechnology, Exxon Mobil and Apache Corp. Global semi-conductor company Vishay Intertechnology declined on an unexpected drop in demand. Its consumer market segment was especially weak, driving lower revenues and orders from Asia, which resulted in gross margin reductions that hurt the stock price.

Exxon Mobil is an integrated oil company that engages in exploration, production, manufacturing and distribution of crude oil, natural gas and petroleum products. The stock represents a very large weight in the S&P 500 Index, as does the entire integrated oil and gas industry. Exxon Mobil advanced for the year as integrated oil and gas stocks benefited from investors seeking the perceived safety of the very largest companies with steady earnings. The Fund’s underweight in integrated oil and gas stocks, especially Exxon Mobil, detracted from relative results.

Independent energy company Apache Corp. finds, develops and produces natural gas, crude oil and natural gas liquids. The stock suffered due to a decline in oil prices and global economic and credit concerns. We held the portfolio’s position fairly steady throughout the year.

Changes to the Fund’s portfolio

As we explained above, we use computer-based models to help select stocks for the Fund. Over the course of the year, notable stock purchases included pharmaceutical company Pfizer, credit card processor Mastercard and electric utility operator AES Corp. We sold semi-conductor company Texas Instruments, global business lender CIT Group and electrical products and equipment manufacturer Emerson Electric Co.

A key element of the Fund’s strategy is that we keep sector weightings very similar to those of the S&P 500 Index. Rather than seek performance through sector “bets” we aim to add value through individual stock selection within each sector.

Brian Condon Portfolio Manager	Oliver Buckley Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	23

The Fund’s Long-term Performance

Columbia VP – Dynamic Equity Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia VP – Dynamic Equity Fund Class 3 shares (from 1/1/02 to 12/31/11) as compared to the performance of the S&P 500 Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	5 years	10 years
Columbia VP – Dynamic Equity Fund
Class 3	Cumulative value of $10,000	$10,523	$9,126	$11,917
	Average annual total return	+5.23%	-1.81%	+1.77%
S&P 500 Index(1)
	Cumulative value of $10,000	$10,211	$9,876	$13,335
	Average annual total return	+2.11%	-0.25%	+2.92%

Results for other share classes can be found on page 20.

24	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
COLUMBIA VP — DYNAMIC EQUITY FUND
$15,000
$10,000
$5,000
$13,335
$11,917
1/1/02
12/02
12/03
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
Columbia VP — Dynamic Equity Fund Class 3 ($11,917)
S&P 500 Index(1) ($13,335)

(1)

The Standard & Poor’s 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	25

Your Fund at a Glance

Columbia VP – Emerging Markets Opportunity Fund

FUND SUMMARY

>	Columbia VP – Emerging Markets Opportunity Fund (the Fund) Class 3 shares fell 21.02% for the 12 months ended December 31, 2011.
>	The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) (MSCI Index) which declined 18.42%.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	10 years
Columbia VP - Emerging Markets Opportunity Fund
Class 1	-20.90%	+1.09%	+12.03%
Class 2	-21.10%	+0.92%	+11.88%
Class 3	-21.02%	+1.03%	+12.00%
MSCI Emerging Markets Index (Net) (unmanaged)	-18.42%	+2.40%	+13.86%
MSCI Emerging Markets Index (Gross) (unmanaged)	-18.17%	+2.70%	+14.20%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the Fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The indices do not reflect the deduction of fees, expenses or taxes (except the MSCI Emerging Markets Index (Net), which reflects reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

26	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

Columbia VP – Emerging Markets Opportunity Fund

Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Columbia VP – Emerging Markets Opportunity Fund (the Fund) Class 3 shares fell 21.02% for the 12 months ended December 31, 2011. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) (MSCI Index) which declined 18.42%.

Significant performance factors

For the 12-month period ended December 31, 2011, emerging market equities experienced a significant decline, initially driven by inflation fears and later by concerns about global economic growth.

In the first part of the year, central banks in a number of emerging countries kept their monetary policies tight in an effort to bring inflationary pressures under control. Then in the latter part of the year, the central banks shifted to a more accommodative stance, increasing available liquidity as the escalation of Europe’s sovereign debt crisis led to rapid deceleration in global economic growth. The possibility of slower economic growth in China due to falling exports and a cooling real estate sector also had a negative effect on emerging market equity returns.

The Fund’s holdings of select cyclical stocks in the materials sector as well as stock selection in Brazil and India had a negative effect on relative return. Having a smaller weighting in the energy sector than the MSCI Index at the start of the year also detracted from results as oil prices rallied in response to Middle East unrest.

The Fund’s positioning in the consumer discretionary sector negatively affected relative results in the first quarter as inflation fears and rising interest rates led to poor performance from some emerging market consumer stocks. However, the Fund maintained consumer exposure and those shares rebounded later in the year, allowing the Fund to recoup some of the previous underperformance.

COUNTRY BREAKDOWN(1) (at December 31, 2011)
Brazil	13.5%
Chile	2.1
China	11.1
Czech Republic	1.4
Hong Kong	4.7
India	5.7
Indonesia	3.3
Jersey	1.1
Malaysia	2.4
Mexico	5.3
Peru	1.9
Philippines	1.0
Russian Federation	4.2
Singapore	0.8
South Africa	8.9
South Korea	14.2
Taiwan	9.0
Thailand	3.3
Turkey	3.2
Other(2)	2.9

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	27

Manager Commentary (continued)

Columbia VP – Emerging Markets Opportunity Fund

TOP TEN HOLDINGS(1) (at December 31, 2011)
Samsung Electronics Co., Ltd. (South Korea)	4.5%
Petroleo Brasileiro SA, ADR (Brazil)	2.8
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.2
Sasol Ltd. (South Africa)	1.8
Wal-Mart de Mexico SAB de CV, Class V (Mexico)	1.7
Hyundai Mobis (South Korea)	1.6
Formento Economico Mexicano SAB de CV, ADR (Mexico)	1.6
Hyundai Motor Co. (South Korea)	1.5
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	1.5
Agricultural Bank of China Ltd., Class H (China)	1.5

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any securities.

The Fund’s holdings in the health care sector added to relative performance. South African health care provider Life Healthcare was a notable contributor. The company owns a network of hospitals and benefited from growing demand for private medical services. This is a trend that we expect to gain momentum across emerging countries in the future.

Within the technology sector, exposure to strong franchises such as Samsung Electronics and Taiwan Semiconductor Manufacturing also worked in the Fund’s favor as these stocks significantly outperformed the MSCI Index for the year.

Changes to the Fund’s portfolio

Over the course of the year, we shifted the Fund from an underweight to an overweight stance in the technology sector as we believe demand for new generation electronic devices, combined with reasonable valuations will drive outperformance in the sector.

We also increased the Fund’s exposure to consumer-related companies, which we consider a structural growth area in emerging countries. Within the consumer staples sector, food producers should benefit from moderating inflation in agricultural commodities, which will help companies recover the profit margins sacrificed during the higher inflation period. We also see potential in service-oriented companies and branded consumer goods within the consumer discretionary sector. Currently, services represent a relatively low proportion of Gross Domestic Product (GDP) in emerging market countries, but this share should increase over time.

In order to reallocate assets to consumer stocks, we reduced exposure to financials. We think consumer stocks demonstrate better risk-adjusted return profiles in emerging markets than financial stocks.

28	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – Emerging Markets Opportunity Fund

During the year, we increased the Fund’s exposure to telecommunications stocks as the sector has started to benefit from growth in wireless data and broadband usage in emerging markets, following a period of heavy capital investment. Valuations in the telecommunications sector appear reasonable and the companies pay generous dividends that are well-supported by strong cash flow generation.

Irina Miklavchich, CFA®	Vanessa Donegan	Rafael Polatinsky, CFA®
Co-Portfolio Manager	Co-Portfolio Manager	Deputy Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	29

The Fund’s Long-term Performance

Columbia VP – Emerging Markets Opportunity Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia VP – Emerging Markets Opportunity Fund Class 3 shares (from 1/1/02 to 12/31/11) as compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) and the MSCI Emerging Markets Index (Gross). Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	5 years	10 years
Columbia VP — Emerging Markets Opportunity Fund
Class 3	Cumulative value of $10,000	$7,898	$10,527	$31,054
	Average annual total return	-21.02%	+1.03%	+12.00%
MSCI Emerging Markets Index (Net)(1)
	Cumulative value of $10,000	$8,158	$11,260	$36,607
	Average annual total return	-18.42%	+2.40%	+13.86%
MSCI Emerging Markets Index (Gross)(1)
	Cumulative value of $10,000	$8,183	$11,427	$37,715
	Average annual total return	-18.17%	+2.70%	+14.20%

Results for other share classes can be found on page 26.

30	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
COLUMBIA VP – EMERGING MARKETS OPPORTUNITY FUND
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$37,715
$36,607
$31,054
1/1/02
12/02
12/03
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
Columbia VP – Emerging Markets Opportunity Fund Class 3 ($31,054)
MSCI Emerging Markets Index (Net)(1) ($36,607)
MSCI Emerging Markets Index (Gross)(1) ($37,715)

(1)

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) and the MSCI Emerging Markets Index (Gross), each an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. Each index reflects reinvestment of all distributions and changes in market prices. On September 30, 2011, the MSCI Emerging Markets Index (Net) replaced the MSCI Emerging Markets Index (Gross) as the Fund’s primary benchmark. The Fund’s Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the Net version of the index better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	31

Your Fund at a Glance

Columbia VP – Global Bond Fund

FUND SUMMARY

>	Columbia VP – Global Bond Fund (the Fund) Class 3 shares gained 4.78% for the 12 months ended December 31, 2011.
>	The Fund underperformed its benchmark, the Barclays Capital Global Aggregate Index, which rose 5.64%.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	10 years
Columbia VP — Global Bond Fund
Class 1	+4.92%	+5.99%	+6.84%
Class 2	+4.62%	+5.78%	+6.66%
Class 3	+4.78%	+5.93%	+6.81%
Barclays Capital Global Aggregate Index (unmanaged)	+5.64%	+6.46%	+7.16%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the Fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

32	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

Columbia VP – Global Bond Fund

Columbia VP – Global Bond Fund (the Fund) Class 3 shares gained 4.78% for the 12 months ended December 31, 2011. The Fund underperformed its benchmark, the Barclays Capital Global Aggregate Index (Barclays Global Index or the Index), which rose 5.64% during the same period.

Significant performance factors

On an absolute basis, the Fund benefited during the annual period from a decline in government bond yields. This gain was partly offset by a modest increase in the U.S. dollar. The U.S. dollar rose 0.81% on a trade-weighted basis during the annual period. As the value of the U.S. dollar increases, the dollar value of foreign investments typically falls and vice versa. The Fund had approximately 56% of its net assets exposed to foreign currencies, on average, during the annual period, down slightly from approximately 62%, on average, in the prior 12-month period.

Relative to the Barclays Global Index, the Fund’s underperformance occurred mostly in the July to September 2011 period amid extremely volatile market conditions. The Fund was hurt during the annual period by our currency management decisions. Here again, most of our underperformance came in the July to September period, when the Fund was hurt by an underweight position in the Japanese yen and overweight positions a handful of emerging market currencies. In contrast, country selection, duration and yield curve positioning, and sector allocation all aided performance during the annual period, while issue selection was neutral overall. Within our sector allocation and issue selection decisions, our underweight position in the so-called PIIGS (Portugal, Italy, Ireland, Greece and Spain) aided performance versus the Barclays Global Index during the period, as did our issue selection in investment grade corporate bonds.

Changes to the Fund’s portfolio

We made a number of changes to portfolio positioning during the period. We reduced the Fund’s interest rate exposure during the late spring and early summer of 2011 on the view that the sharp drop in global yields seen at the time would prove temporary. When this view proved incorrect, due to heightened market volatility, we moved back to a more neutral stance versus the Index. On sector exposures, the main change we made during the period was an increase in our duration-weighted exposure to investment grade corporate bonds, which we added to on bouts of weakness. Away from financial issuers, we believe that fundamental trends among investment grade corporate issuers remain quite positive despite the more challenged global growth outlook. This shift was funded mostly by decreasing our duration-weighted exposure to global treasury bonds, where we saw less relative value.

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Asset-Backed Securities — Non-Agency	0.7%
Commercial Mortgage-Backed Securities — Agency	0.0	*
Commercial Mortgage-Backed Securities — Non-Agency	2.6
Corporate Bonds & Notes`	32.0
Foreign Government Obligations	53.0
Inflation-Indexed Bonds	0.9
Residential Mortgage-Backed Securities — Agency	4.4
Residential Mortgage-Backed Securities — Non-Agency	0.4
Senior loans	0.0	*
U.S. Government & Agency Obligations	0.3
U.S. Treasury Obligations	1.3
Short-term investments segregated in connection with open derivatives contracts(2)	4.4

*	Rounds to less than 0.01%.

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)

Includes investments in an affiliated money market fund (amounting to $69.6 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provides exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	33

Manager Commentary (continued)

Columbia VP – Global Bond Fund

QUALITY BREAKDOWN(1) (at December 31, 2011)
AAA rating	39.3%
AA rating	19.7
A rating	10.0
BBB rating	22.2
Non-investment grade	8.8
Not rated	0.0	*

*	Rounds to less than 0.1%.

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

TOP TEN COUNTRIES(1) (at December 31, 2011)
United States	38.3%
Japan	13.2
Germany	7.8
Netherlands	7.2
Canada	6.0
United Kingdom	5.9
France	4.8
Brazil	2.4
Australia	2.0
Indonesia	1.8

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

Managing currency risk during the period was challenging, as frequent and sudden swings in investor sentiment often obscured the role of fundamentals and led to unpredictable price action. In many respects, managing currencies during the period was an exercise in dodging potential performance landmines. Our biggest positioning shift over the period was a substantial decrease in our exposure to the European currencies, notably the Euro, which took place in the second half of the annual period amid increasing concern over the European debt crisis. The initial offset to this position shift was an increase in our exposure to the US, New Zealand and Australian dollars and then, at the very end of the period, an increase in our exposure to the Japanese yen. In part, these position shifts also the reflected the addition of several quantitative models to our investment process. Our investment approach has always focused on diversifying sources of active and risk and return in the Fund and we believe the addition of these quantitative models will further that goal over time.

Nicholos Pifer, CFA®

Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

34	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

Columbia VP – Global Bond Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia VP – Global Bond Fund Class 3 shares (from 1/1/02 to 12/31/11) as compared to the performance of the Barclays Capital Global Aggregate Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	5 years	10 years
Columbia VP — Global Bond Fund
Class 3	Cumulative value of $10,000	$10,478	$13,336	$19,319
	Average annual total return	+4.78%	+5.93%	+6.81%
Barclays Capital Global Aggregate Index(1)
	Cumulative value of $10,000	$10,564	$13,678	$19,959
	Average annual total return	+5.64%	+6.46%	+7.16%

Results for other share classes can be found on page 32.

36	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
COLUMBIA VP — GLOBAL BOND FUND
$25,000
$20,000
$15,000
$10,000
$5,000
$19,959
$19,319
1/1/02
12/02
12/03
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
Columbia VP — Global Bond Fund Class 3 ($19,319)
Barclays Capital Global Aggregate Index(1) ($19,959)

(1)

The Barclays Capital Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	37

Your Fund at a Glance

Columbia VP – Global Inflation Protected Securities Fund

FUND SUMMARY

>	Columbia VP – Global Inflation Protected Securities Fund (the Fund) Class 3 shares gained 10.03% for the 12 months ended December 31, 2011.

>	The Fund underperformed its benchmark, the Barclays Capital World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar), which advanced 11.08%.

>	The Barclays Capital U.S. Government Inflation-Linked Bond Index advanced 13.98% for the same time frame.

>

The Fund underperformed the Blended Index (made up of 50% Barclays Capital World Government Inflation-Linked Bond Index, excluding U.S., fully hedged to the U.S. dollar, and 50% Barclays Capital U.S. Government Inflation-Linked Bond Index), which rose 11.63%.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	Since inception 9/13/04
Columbia VP — Global Inflation Protected Securities Fund
Class 1	+10.08%	+5.80%	+4.90%
Class 2	+9.91%	+5.63%	+4.75%
Class 3	+10.03%	+5.75%	+4.87%
Barclays Capital World Government Inflation-Linked Bond Index (unmanaged)	+11.08%	+6.68%	+6.04%
Barclays Capital U.S. Government Inflation-Linked Bond Index (unmanaged)	+13.98%	+8.03%	+6.33%
Blended Index (unmanaged)	+11.63%	+6.93%	+6.12%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the Fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The indices do not reflect the effects of expenses. It is not possible to invest directly in an index.

38	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

Columbia VP – Global Inflation Protected Securities Fund

Columbia VP – Global Inflation Protected Securities Fund (the Fund) Class 3 shares gained 10.03% for the 12 months ended December 31, 2011. The Fund underperformed its benchmark, the Barclays Capital World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar), which advanced 11.08%. The Barclays Capital U.S. Government Inflation-Linked Bond Index advanced 13.98% for the same time frame. The Fund underperformed the Blended Index (made up of 50% Barclays Capital World Government Inflation-Linked Bond Index, excluding U.S., fully hedged to the U.S. dollar, and 50% Barclays Capital U.S. Government Inflation-Linked Bond Index), which rose 11.63%.

Significant performance factors

The Fund benefited from its significant exposure to U.S. Treasury Inflation Protected Securities (TIPS), whose interest payments are automatically adjusted to help offset inflation. Overall U.S. inflation that accrued over the annual period was 3.53% based on the Barclay’s U.S. TIPS index. Yields on U.S. TIPS moved generally lower during the annual period influenced by ongoing sovereign debt concerns in the eurozone, the Federal Reserve’s commitment to large scale asset purchases and lower than expected growth in the U.S. economy.

Outside of the U.S., inflation protected government bonds generally achieved positive returns. Regionally, inflation protected government bonds in the markets of U.K., France, Germany, Sweden, Japan, Canada and Australia generated positive returns. Inflation protected government bonds in Italy posted negative returns.

When reviewing the performance of U.S. TIPS, it is critical to monitor the overall inflation rate used to measure the cost of living, which takes into consideration food and energy. It is the overall inflation rate to which the principal and interest on U.S. TIPS are tied. Actual U.S. inflation rose 3.0% for the 12 months ended December 31, 2011 reflecting large gains in the price of gasoline, food, rental housing and medical services. To compare, overall U.S. inflation was up 1.50% in 2010 which was mostly due to higher gasoline prices.

Relative to the Blended Index, the Fund continued to make use of tactical allocation strategies wherein we allocated a portion of the Fund’s net assets to fixed income sectors other than U.S. TIPS that we believed presented relative value opportunities. Over the course of the year the Fund made tactical asset allocations into nominal investment grade

COUNTRY BREAKDOWN(1) (at December 31, 2011)
Australia	2.9%
Belgium	0.1
Brazil	0.3
Canada	3.4
France	8.5
Germany	0.5
Greece	0.3
Italy	0.3
Mexico	1.0
Russian Federation	0.1
Sweden	1.9
United Kingdom	27.5
United States	51.3
Other(2)	1.9

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	39

Manager Commentary (continued)

Columbia VP – Global Inflation Protected Securities Fund

QUALITY BREAKDOWN(1) (at December 31, 2011)
AAA rating	95.5%
AA rating	1.8
BBB rating	1.9
Non investment grade	0.2
Not rated	0.6

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

corporate securities, mortgage-backed securities and high quality commercial mortgage-backed securities (CMBS). Our allocation to CMBS outperformed comparable U.S. TIPS securities while our allocation to investment grade corporate securities and mortgage-backed securities underperformed comparable U.S. TIPS securities.

Outside of the U.S., the result of the Fund’s asset allocation decisions relative to the Blended Index was mixed. Our allocation to nominal and inflation protected bonds to U.K. and Australia attributed positively while our allocation to Greece and Italian inflation protected bonds detracted from performance. The portfolio also added small positions in non-US currencies. With short-term interest rates in the U.S. near zero, we looked for other markets that have higher interest rates with currencies that have the potential to appreciate against the U.S. dollar. Over the course of the year, we also took some active currency positions in the Australian dollar and the Mexican peso. Our currency allocations detracted from the performance of the Fund as the U.S. dollar was generally stronger against most major currencies due to bouts of risk aversion that resurfaced throughout the year.

Changes to the Fund’s portfolio

We continue to opportunistically search for yield enhancement strategies that we expect will outperform comparable U.S. TIPS securities. We continue to maintain positions in investment grade corporate securities, mortgage-backed securities and CMBS. By the end of the annual period, we maintained our slight underweight position in U.S. TIPS but more than offset the underweight position with nominal positions. Outside of the U.S., we have positioned the portfolio relative to the Blended Index with overweight concentrations in Australia, U.K. but underweight positions in eurozone countries. Within markets in the U.K. and eurozone, we currently favor adding some nominal government bonds against comparable government inflation protected bonds as we believe inflation is expected to slow down in light of weaker economic growth in the region. As for yield curve positioning relative to the Blended Index, we remain overweight the long-end of the yield curve and underweight the short-end of the yield curve. We remain underweight Japanese inflation protected bonds as we still do not see compelling value there when deflation in Japan continues to persist.

Nic Pifer, CFA® Portfolio Manager	Vishal Khanduja, CFA® Portfolio Manager	Hong Ho, CFA® Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

40	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

Columbia VP – Global Inflation Protected Securities Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia VP – Global Inflation Protected Securities Fund Class 3 shares (from 9/13/04 to 12/31/11) as compared to the performance of the Barclays Capital World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar), the Barclays Capital U.S. Government Inflation-Linked Bond Index, and a Blended Index consisting of 50% Barclays Capital World Government Inflation-Linked Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Barclays Capital U.S. Government Inflation-Linked Bond Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	5 years	Since inception 9/13/04
Columbia VP — Global Inflation Protected Securities Fund
Class 3	Cumulative value of $10,000	$11,003	$13,227	$14,151
	Average annual total return	+10.03%	+5.75%	+4.87%
Barclays Capital World Government Inflation-Linked Bond Index(1)
	Cumulative value of $10,000	$11,108	$13,814	$15,340
	Average annual total return	+11.08%	+6.68%	+6.04%
Barclays Capital U.S. Government Inflation-Linked Bond Index(2)
	Cumulative value of $10,000	$11,398	$14,713	$15,654
	Average annual total return	+13.98%	+8.03%	+6.33%
Blended Index(3)
	Cumulative value of $10,000	$11,163	$13,977	$15,432
	Average annual total return	+11.63%	+6.93%	+6.12%

Results for other share classes can be found on page 38.

42	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
COLUMBIA VP – GLOBAL INFLATION PROTECTED SECURITIES FUND
$20,000
$15,000
$10,000
$5,000
$15,654
$15,432
$15,340
$14,151
9/13/04
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
Columbia VP – Global Inflation Protected Securities Fund Class 3 ($14,151)
Barclays Capital World Government Inflation-Linked Bond Index(1) ($15,340)
Barclays Capital U.S. Government Inflation-Linked Bond Index(2) ($15,654)
Blended Index(3) ($15,432)

(1)

The Barclays Capital World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar) is an unmanaged index that measures the performance of the major government inflation-linked bond markets, including the United States, the United Kingdom, Australia, Canada, Sweden, France, Italy, Japan, Germany and Greece. The index reflects reinvestment of all distributions and changes in market prices.

(2)

The Barclays Capital U.S. Government Inflation-Linked Bond Index is an unmanaged index that measures the performance of the U.S. government inflation-linked bond market. The index reflects reinvestment of all distributions and changes in market prices.

(3)

The Blended Index consists of 50% Barclays Capital World Government Inflation-Linked Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Barclays Capital U.S. Government Inflation-Linked Bond Index.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	43

Your Fund at a Glance

Columbia VP – High Yield Bond Fund

FUND SUMMARY

>	Columbia VP – High Yield Bond Fund (the Fund) Class 3 shares gained 5.68% for the 12 months ended December 31, 2011.

>	The Fund outperformed its benchmark, the unmanaged Merrill Lynch High Yield Cash-Pay Constrained Index, which increased 4.49%.

>	The Fund’s former benchmark, the unmanaged JP Morgan Global High Yield Index, rose 5.73% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	10 years
Columbia VP — High Yield Bond Fund
Class 1	+5.82%	+7.22%	+7.88%
Class 2	+5.46%	+6.99%	+7.67%
Class 3	+5.68%	+7.16%	+7.84%
Merrill Lynch High Yield Cash-Pay Constrained Index (unmanaged)	+4.49%	+7.43%	+8.66%
JP Morgan Global High Yield Index (unmanaged)	+5.73%	+7.79%	+9.28%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial Intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the Fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The indices do not reflect the effects of expenses. It is not possible to invest directly in an index.

44	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

Columbia VP – High Yield Bond Fund

Effective May 2, 2011, the RiverSource VP – High Yield Bond Fund was re-named the Columbia VP – High Yield Bond Fund. Effective December 1, 2011, the Fund changed its benchmark from the JP Morgan Global High Yield Index to the Merrill Lynch High Yield Cash-Pay Constrained Index. The Merrill Lynch High Yield Cash-Pay Constrained Index was identified as a better representation for fund performance.

Columbia VP – High Yield Bond Fund (the Fund) Class 3 shares gained 5.68% for the 12 months ended December 31, 2011. The Fund outperformed its benchmark, the unmanaged Merrill Lynch High Yield Cash-Pay Constrained Index (Merrill Lynch Index), which increased 4.49%. The Fund’s former benchmark, the unmanaged JP Morgan Global High Yield Index, rose 5.73% during the same period.

Significant performance factors

The high yield corporate bond market finished the year 2011 with solid gains, outperforming U.S. equities, as measured by the S&P 500 Index, but lagging the broader fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, and U.S. Treasuries, as measured by the Barclays Capital Treasury Index. Such gains made by the high yield corporate bond market mask what was significant volatility during the annual period.

The high yield corporate bond market started 2011 strong in the wake of fourth quarter 2010 earnings that primarily surprised to the upside. However, by the end of the first quarter of 2011, a flurry of negative global headlines, including geopolitical unrest in the Middle East and North Africa and natural and nuclear disasters in Japan, caused increased uncertainty and a sell-off among riskier assets. The second quarter of the annual period began with a focus on reports of first quarter 2011 corporate earnings, which generally came in ahead of estimates. The earnings season proved to be a positive catalyst for the markets coming out of the increased volatility seen in March, but despite corporate earnings strength, the high yield corporate bond market remained focused on familiar macroeconomic-related concerns. Economists lowered their U.S. Gross Domestic Product (GDP) estimates and were proven correct later in April.

The tone for risk assets further worsened in June when the S&P 500 Index saw its biggest one-day decline in nearly a year as the broad financial markets were once again hit with subdued U.S. economic reports, renewed concerns regarding lower than expected growth and news of rioting in Greece over its long-standing sovereign debt crisis. Investor risk aversion was evidenced in part by the increase in the VIX, an oft-used measure of anticipated volatility in the equity market. When Greek voters accepted an austerity plan allowing for European Union assistance, the equity and high yield corporate bond markets then rallied into quarter-end.

After a promising start, the third quarter of 2011 presented investors with a seemingly unending list of worries that kept pressure on the markets. The side-show in Washington D.C. took center stage in August as the U.S. debt ceiling debate did not conclude favorably. As a result, independent ratings agency Standard & Poor’s subsequently downgraded U.S. sovereign debt one notch from AAA to AA+ in an unprecedented move. Economists and macro strategists then proceeded to downgrade the growth prospects for the U.S. economy, as they believed concerns related

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Corporate Bonds & Notes	96.4%
Senior Loans	0.9
Limited Partnerships	0.0	*
Warrants	0.0	*
Other(2)	2.7

*	Rounds to less than 0.1%
(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	45

Manager Commentary (continued)

Columbia VP – High Yield Bond Fund

to the political drama and negative wealth effect on the consumer would ultimately lead to a pause in corporate activity and hiring. In Europe, conditions worsened as the stability of its banking system came into question and growth expectations for the region were lowered. In September, analysts’ forecasts for broader economic weakness that went beyond the U.S. and Europe to developing economies, particularly China, led to increased volatility and negative returns across most asset classes, including broad indices of emerging markets and commodities.

The high yield corporate bond market continued to sell off in the first week of the fourth quarter. The spread between high yield corporate bonds and comparable-duration U.S. Treasuries, or the differential in yield between these two fixed income sectors, reached a new wide for the year at 896 basis points (a basis point is 1/100th of a percentage point) and absolute yields reached 10.01%. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices decline when yields rise and vice versa.)

A combination of events then helped the high yield corporate bond market rebound sharply in mid-October. First, third quarter U.S. corporate earnings came in largely ahead of estimates. Second, economists began revising their U.S. GDP estimates upwards. Third, the financial markets started to price in the potential for the European Union to seriously address its sovereign debt issues. As the U.S. equity markets began what would be a double-digit gain for the month of October, high yield corporate bonds joined the rally and began to steadily retrace just under 200 basis points of spread widening. Record inflows into high yield corporate bond mutual funds added to the supply/demand imbalance that boosted prices higher throughout October and, in fact, buoyed the high yield corporate bond market through year end. Also, pressure on the European banking system subsided as global central bankers effectively eased conditions in the last months of 2011, further driving the rally.

While steady technicals, or supply/demand imbalances, kept the high yield corporate bond market firm at the end of the year, fundamentals were supportive as well. The default rate within this segment of the fixed income market rose slightly from one year prior, but remained well below long-term historical averages. To be specific, the default rate for the 12-month period ended December 31, 2011 was 1.76% as compared to 0.79% for the 12-month period ended December 31, 2010. However, this compares to a default rate of 10.3% for the 12-month period ended December 31, 2009 and a long-term historical average of 4.2% over the past ten years.

Amidst such volatility, the Fund was able to produce solid absolute gains and also to outperform the Merrill Lynch Index on a relative basis due primarily to effective industry allocation decisions and individual security selection. From an industry allocation perspective, overweighted positions relative to the Merrill Lynch Index in cable TV and energy exploration and production added to relative gains as did underweighted exposures to real estate, banking,

QUALITY BREAKDOWN(1) (at December 31, 2011)
BBB rating	2.3%
BB rating	35.7
B rating	47.3
CCC rating	14.5
Non-investment grade	0.0	*
Not rated	0.2

*	Rounds to less than 0.1%.

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the average of the ratings from Moody’s, S&P, and Fitch. When a rating from only two agencies is available, the average of the two is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not Rated. Credit ratings are subjective opinions and not statements of fact.

46	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – High Yield Bond Fund

transportation, printing and publishing, airlines and forestry/paper. Such contributing factors were only partially offset by the detracting effect of overweighted allocations relative to the Merrill Lynch Index in the wireless telecommunications and broadcast media industries and underweighted exposures to the integrated electric, gas distribution and food and drug retailers industries.

Individual security selection was strongest within the metals and mining, energy exploration and production and integrated telecommunications industries. For example, within these industries, energy exploration and production company Petrohawk Energy, coal miner Consol Energy and integrated telecommunications companies CenturyLink and PAETEC Holding were particularly strong performers. Petrohawk Energy and Paetec Holding were each the beneficiaries of acquisition activity during the annual period. In July 2011, BHP Billiton, the world’s largest mining company, agreed to buy Petrohawk Energy for about $12.1 billion in cash in its biggest acquisition, betting natural gas demand will gain in the U.S. In August 2011, communications and technology solutions provider Windstream entered into a definitive agreement to acquire PAETEC Holding in a transaction valued at approximately $2.3 billion. Consol Energy performed well along with energy-related commodity companies generally during the annual period. CenturyLink was a strong performer on the basis of good execution of fundamentals.

Conversely, individual security selection was weaker in the building and construction, forestry/paper, chemicals and wireless telecommunications industries. Among those individual holdings that disappointed most during the annual period were paper producer Verso Paper, chemicals-related companies Aquilex Holdings and Reichhold Industries and metals fabricator for the residential and commercial building industries Euramax Int’l. Verso Paper struggled as the paper industry at large remained under pressure due to reduced demand. Similarly, Aquilex Holdings and Euramax Int’l saw reduced demand for their services and products amidst the sluggish economic conditions of 2011. Reichhold Industries did not perform well given investors’ response to the company’s highly leveraged balance sheet and its lack of competitive edge. We reduced but held a Fund position in Verso Paper at the end of the annual period. We eliminated the Fund’s positions in Aquilex Holdings, Reichhold Industries and Euramax Int’l by the end of the annual period.

TOP TEN HOLDINGS(1) (at December 31, 2011)
Ally Financial, Inc. 8.00% 03/15/20	1.9%
CIT Group, Inc. 7.00% 05/02/17	1.2
El Paso Corp. 6.50% 09/15/20	1.1
Sprint Nextel Corp. 9.00% 11/15/18	1.1
Kratos Defense & Security Solutions, Inc. 10.00% 06/01/17	1.0
Tunica-Biloxi Gaming Authority 9.00% 11/15/15	1.0
Chesapeake Energy Corp. 6.625% 08/15/20	0.9
Offshore Group Investments Ltd. 11.50% 08/01/15	0.9
Gibraltar Industries, Inc. 8.00% 12/01/15	0.9
Building Materials Corp. of America 6.75% 05/01/21	0.8

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any securities.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	47

Manager Commentary (continued)

Columbia VP – High Yield Bond Fund

Changes to the Fund’s portfolio

As 2011 progressed, we took an increasingly conservative stance such that risk-adjusted decision making led us to a higher quality bias within the Fund’s portfolio. Based on our bottom-up security selection process, the Fund’s allocations to the automotive, capital goods and telecommunications industries increased. Its exposures to the media and services industries decreased.

At the end of the annual period, the Fund had an overweighted allocation to bonds rated B compared to the Merrill Lynch Index. From an industry perspective, the Fund had sizable allocations compared to the Merrill Lynch Index in gaming, energy (especially exploration and production), telecommunications (both wireless and wireline) and health care. The Fund had more modest exposure than the Merrill Lynch Index to the financials, retail, housing and information technology industries at the end of the annual period and rather neutral exposure relative to the Merrill Lynch Index in media (including cable TV, broadcast and outdoor) and chemicals.

Brian Lavin Portfolio Manager	Jennifer Ponce de Leon Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

48	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

Columbia VP – High Yield Bond Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia VP – High Yield Bond Fund Class 3 shares (from 1/1/02 to 12/31/11) as compared to the performance of the Merrill Lynch High Cash-Pay Constrained Index and the JP Morgan Global High Yield Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	5 years	10 years
Columbia VP — High Yield Bond Fund Class 3
Class 3	Cumulative value of $10,000	$10,568	$14,129	$21,276
	Average annual total return	+5.68%	+7.16%	+7.84%
Merrill Lynch High Yield Cash-Pay Constrained Index(1)
	Cumulative value of $10,000	$10,449	$14,310	$22,935
	Average annual total return	+4.49%	+7.43%	+8.66%
JP Morgan Global High Yield Index(2)
	Cumulative value of $10,000	$10,573	$14,551	$24,283
	Average annual total return	+5.73%	+7.79%	+9.28%

Results for other share classes can be found on page 44.

50	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
COLUMBIA VP — HIGH YIELD BOND FUND
$25,000
$20,000
$15,000
$10,000
$5,000
1/1/02
12/02
12/03
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
$24,283
$22,935
$21,276
Columbia VP — High Yield Bond Fund Class 3 ($21,276)
Merrill Lynch High Yield Cash-Pay Constrained Index(1) ($22,935)
JP Morgan Global High Yield Index(2) ($24,283)

(1)

The Merrill Lynch Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar denominated, below investment-grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The index caps issuer exposure at 2%.

(2)

The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

On December 1, 2011, the Merrill Lynch High Yield Cash-Pay Constrained Index (the New Index) replaced the JP Morgan Global High Yield Index (the Former Index) as the Fund’s primary benchmark. The Fund’s Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the New Index provides a more appropriate basis for comparing the Fund’s performance. Information on both the New Index and the Former Index will be included for a one-year transition period. Thereafter, only the New Index will be included.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	51

Your Fund at a Glance

Columbia VP – Income Opportunities Fund

FUND SUMMARY

>	Columbia VP – Income Opportunities Fund (the Fund) Class 3 shares gained 6.26% for the 12 months ended December 31, 2011.
>	The Fund outperformed its benchmark, the unmanaged Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index, which increased 5.43%.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	Since inception 6/1/04
Columbia VP — Income Opportunities Fund
Class 1	+6.42%	+7.38%	+7.71%
Class 2	+6.17%	+7.17%	+7.52%
Class 3	+6.26%	+7.34%	+7.69%
Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (unmanaged)	+5.43%	+6.85%	+7.52%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the Fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

52	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

Columbia VP – Income Opportunities Fund

Columbia VP – Income Opportunities Fund (the Fund) Class 3 shares gained 6.26% for the 12 months ended December 31, 2011. The Fund outperformed its benchmark, the unmanaged Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which increased 5.43% during the same time period. The Fund’s relatively conservative orientation served it well during a period of extreme volatility within the high yield universe.

Significant performance factors

The high-yield market began 2011 on a strong note, buoyed by better-than-expected corporate earnings for the fourth quarter of 2010. But investor optimism underwent a sharp reversal during the second quarter, owing primarily to a series of events internationally. The first jolt to hit the financial markets came from the tsunami, earthquake and near nuclear meltdown that hit Japan in March. In Northern Africa and the Middle East, geopolitical uncertainty resulted in

QUALITY BREAKDOWN(1) (at December 31, 2011)
BBB rating	3.5%
BB rating	48.2
B rating	43.7
CCC rating	4.6

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents)

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest to D (lowest), and are subject to change. The ratings shown are determined by using the average of the ratings from Moody’s, S&P, and Fitch. When a rating from only two agencies is available, the average of the two is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not Rated. Credit ratings are subjective opinions and are not statements of fact.

TOP TEN HOLDINGS(1) (at December 31, 2011)
Ally Financial, Inc. 8.000% 03/15/20	1.9%
CIT Group, Inc. 7.000% 05/02/17	1.7
Qwest Corp. 6.750% 12/01/21	1.7
Wind Acquisition Finance SA 7.250% 02/15/18	1.4
Ford Motor Credit Co. LLC 5.750% 02/01/21	1.4
HCA, Inc. 7.250% 09/15/20	1.2
Sprint Capital Corp. 6.875% 11/15/28	1.2
United Rentals North America, Inc. 9.250% 12/15/19	1.1
Reynolds Group Issuer, Inc./LLC 7.875% 08/15/19	1.1
Sprint Nextel Corp. 9.000% 11/15/18	1.0

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any securities.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	53

Manager Commentary (continued)

Columbia VP – Income Opportunities Fund

a sharp increase in worldwide oil prices, easily overshadowing a better-than-expected set of first-quarter earnings reports. The summer produced dual crises. Greece’s financial difficulties threatened a full-blown sovereign debt crisis throughout Europe, while political gridlock dominated the domestic picture as the protracted negotiations to set the debt ceiling ended up taking away America’s longstanding AAA credit rating. These concerns drove fixed-income investors to the relative safety of the U.S. Treasury market, and yields on lower quality securities soared. The weakest credits fared especially poorly, as, generally speaking, low quality underperforms in periods of increased uncertainty/volatility. High yield bonds did eventually stage an impressive year-end rally when risk markets rebounded going into year end, turning in a total return of 5.47% (per JPMorgan) for 2012.

Changes to the Fund’s portfolio

Against this backdrop of uncertainty, the Fund’s relatively conservative positioning gave it a competitive advantage. The Fund’s underweight position in the real estate, banking, and airline sectors was particularly helpful to performance, while overweight positions in gaming and energy were also incrementally positive. Strong security selection in the mining and media sectors further aided results. On the downside, the Fund’s positions in the wireless sector detracted from performance, as did the Fund’s underweight in utilities and food and drug retailers, each of which outperformed the broader market.

Brian Lavin

Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

54	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

This page left blank intentionally

The Fund’s Long-term Performance

Columbia VP – Income Opportunities Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia VP – Income Opportunities Fund Class 3 shares (from 6/1/04 to 12/31/11) as compared to the performance of the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	5 years	Since inception 6/1/04
Columbia VP — Income Opportunities Fund
Class 3	Cumulative value of $10,000	$10,626	$14,251	$17,533
	Average annual total return	+6.26%	+7.34%	+7.69%
Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index(1)
	Cumulative value of $10,000	$10,543	$13,929	$17,329
	Average annual total return	+5.43%	+6.85%	+7.52%

Results for other share classes can be found on page 52.

56	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA VP — INCOME OPPORTUNITIES FUND

$20,000
$15,000
$10,000
$5,000
$17,533
$17,329
6/1/04
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
Columbia VP — Income Opportunities Fund Class 3 ($17,533)
Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index(1) ($17,329)

(1)

The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	57

Your Fund at a Glance

Columbia VP – Mid Cap Growth Opportunity Fund

FUND SUMMARY

>	Columbia VP – Mid Cap Growth Opportunity Fund (the Fund) Class 3 shares fell 15.07% for the 12-month period ended December 31, 2011.

>	The Fund underperformed its benchmark, the Russell Midcap® Growth Index, which decreased 1.65% for the same time period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	10 years
Columbia VP – Mid Cap Growth Opportunity Fund
Class 1	-14.98%	+1.96%	+3.41%
Class 2	-15.21%	+1.81%	+3.29%
Class 3	-15.07%	+1.91%	+3.39%
Russell Midcap® Growth Index (unmanaged)	-1.65%	+2.44%	+5.29%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the Fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

58	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

Columbia VP – Mid Cap Growth Opportunity Fund

Effective August 2011, responsibility for the day-to-day portfolio management of Columbia VP – Mid Cap Growth Opportunity Fund was assumed by George Myers, Wayne Collette, Lawrence Lin and Brian Neigut.

Columbia VP – Mid Cap Growth Opportunity Fund (the Fund) Class 3 shares decreased 15.07% for the 12-month period December 31, 2011. The Fund underperformed its benchmark, the Russell Midcap® Growth Index (Russell Index), which fell 1.65% for the period.

Significant performance factors

The Fund’s relative performance for the full year suffered because of its positioning in five of the ten main sectors. Its weak showing in those areas was partially offset by our (the new management team’s) decision to lock in gains and sell selected holdings just prior to August’s broad equity market downturn. As a result, several holdings in the telecommunications and information technology sectors made positive contributions to relative results, helping to offset the effects of detractors on the portfolio.

Stocks across five sectors — industrials, materials, information technology, consumer discretionary and consumer staples — had a negative effect on the Fund’s overall performance. Delta Air Lines was hurt by rising fuel prices and a high, storm-related flight cancellation rate. A weak economy hurt shipping industry stalwart DryShips, which owns and operates drybulk carrier vessels, oil tankers and offshore drilling units. A federal securities investigation hurt the stock of wind power solution provider American Superconductor. Internet infrastructure semiconductor solutions provider PMC-Sierra failed to meet earnings estimates, and slower than expected sales of prostate cancer drug Provenge hurt drugmaker Dendreon. We sold all of these positions in early August just before the broad market sell-off.

Changes to the Fund’s portfolio

Using fundamental analysis to make decisions regarding individual securities, we also brought the Fund’s sector weights more in line with those of the benchmark so as to reduce the effect that a dramatic departure from benchmark weights can have on overall portfolio performance. Among the changes was an increase from 13% to 22% in consumer discretionary names. We also decreased the Fund’s position in information technology stocks from 29% to 17%.

Several stocks in the telecommunications sector made positive contributions to relative returns for the year. NII Holdings, a cellular telephone provider in Latin America, was helped by tremendous growth in those markets. We sold the position. In the same sector, we bought wireless tower operator Crown Castle International, which was slightly

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	21.2%
Consumer Staples	5.4
Energy	11.0
Financials	7.1
Health Care	14.6
Industrials	12.8
Information Technology	18.6
Materials	5.1
Telecommunication Services	0.8
Utilities	0.8
Other(2)	2.6

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	59

Manager Commentary (continued)

Columbia VP – Mid Cap Growth Opportunity Fund

TOP TEN HOLDINGS(1) (at December 31, 2011)
CF Industries Holdings, Inc.	1.7%
Panera Bread Co., Class A	1.6
Electroniic Arts, Inc.	1.5
Alexion Pharmaceuticals, Inc.	1.5
Concho Resources, Inc.	1.5
Continental Resources, Inc.	1.4
Varian Medical Systems, Inc.	1.4
Herbalife Ltd.	1.3
Laboratory Corp. of America Holdings	1.2
Watson Pharmaceuticals, Inc.	1.2

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any securities.

positive for the year. The Fund also benefited from a position in communications service provider Alcatel-Lucent, which was sold prior to its downgrade by several credit rating and research firms. The Fund was helped by a position in semiconductor manufacturer Mellanox Technologies, which had rallied on strong earnings prior to the August sell-off. Other contributors in this same vein included NetSuite and First Solar. We sold all three positions. The stock of Panera Bread rose as earnings rose and new café locations expanded.

George Myers, CFA Lead Portfolio Manager	Wayne Collette, CFA Portfolio Manager

Lawrence Lin, CFA Portfolio Manager	Brian Neigut Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

60	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

Columbia VP – Mid Cap Growth Opportunity Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia VP – Mid Cap Growth Opportunity Fund Class 3 shares (from 1/1/02 to 12/31/11) as compared to the performance of the Russell Midcap Growth Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	5 years	10 years
Columbia VP — Mid Cap Growth Opportunity Fund
Class 3	Cumulative value of $10,000	$8,493	$10,992	$13,953
	Average annual total return	-15.07%	+1.91%	+3.39%
Russell Midcap® Growth Index(1)
	Cumulative value of $10,000	$9,835	$11,281	$16,741
	Average annual total return	-1.65%	+2.44%	+5.29%

Results for other share classes can be found on page 58.

62	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
COLUMBIA VP — MID CAP GROWTH OPPORTUNITY FUND
$20,000
$15,000
$10,000
$5,000
$16,741
$13,953
1/1/02
12/02
12/03
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
Columbia VP – Mid Cap Growth Opportunity Fund Class 3 ($13,953)
Russell Midcap® Growth Index(1) ($16,741)

(1)

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000® Growth Index. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	63

Your Fund at a Glance

VP – Davis New York Venture Fund

FUND SUMMARY

>	Variable Portfolio – Davis New York Venture Fund (the Fund) Class 3 shares fell 3.50% for the 12-month period ended December 31, 2011.

>	The Fund underperformed its benchmark, the Standard & Poor’s 500 Index (S&P 500 Index), gained 2.11% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	Since inception 5/1/06
VP — Davis New York Venture Fund
Class 1	-3.50%	-2.04%	-0.26%
Class 2	-3.60%	-2.08%	-0.29%
Class 3	-3.50%	-2.06%	-0.28%
S&P 500 Index (unmanaged)	+2.11%	-0.25%	+1.49%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the Fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

64	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – Davis New York Venture Fund

VP – Davis New York Venture Fund (the Fund) Class 3 shares decreased 3.50% for the 12 months ended December 31, 2011. The Fund underperformed its benchmark, the Standard & Poor’s 500 Index (S&P 500 Index), which rose 2.11% over the same period.

Significant performance factors

During the annual period, the U.S. equity market, as represented by the S&P 500 Index, fluctuated in a wide trading range but ended up generating rather modest returns, attributable almost entirely to dividends. Stock returns themselves were virtually flat for the year 2011, as investors’ focus on the macroeconomic environment overshadowed the real progress being made at many high quality, durable businesses, as evidenced by solid fundamentals, including earnings per share, cash flows, balance sheet strength, dividends and share repurchases.

The Fund’s relative results were hurt most by significant allocations to the financials and materials sectors, which were among the worst performing sectors in the S&P 500 Index during the annual period, and by poor stock selection in the energy, materials and health care sectors. Such detractors were only partially offset by the positive contributions made by the Fund’s overweighted allocation to the consumer staples sector, which outpaced the S&P 500 Index during the annual period, and by effective stock selection in the consumer staples and financials sectors.

The individual holdings that detracted most from the Fund’s results were materials company Sino Forest, financials company Bank of New York Mellon and materials company Sealed Air, each of which saw their stock prices decline during the annual period. On the positive side, financials company American Express and consumer staples companies CVS Caremark and Costco Wholesale added value to the Fund’s results, as each of these holdings outpaced the S&P 500 Index during the annual period. We should note that while we provide these annual results, our investment discipline is based on a much longer-term view. We evaluate each investment in the Fund’s portfolio based on its potential to create value for our shareholders over multi-year holding periods. Through bottom-up stock selection and rigorous fundamental research, we aim to construct a total portfolio that we believe is well diversified and has a high probability of producing satisfactory compound returns over full market cycles.

Changes to the Fund’s portfolio

Using a bottom-up fundamental research process, we strive to buy durable businesses at value prices and hold them for the long term. As a result, the Fund’s portfolio turnover tends to be low. That said, new positions initiated in 2011 included Walt Disney, Intel and Oracle. We view these businesses as true franchises, each dominant in its category or industry with strong financials and above average management teams. Walt Disney has two valuable brands—its

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Stocks	95.2%
Consumer Discretionary	7.2
Consumer Staples	17.3
Energy	12.2
Financials	30.2
Health Care	9.9
Industrials	5.2
Information Technology	7.6
Materials	5.4
Telecommunication Services	0.2
Bonds	0.0	*
Other(2)	4.8

*	Rounds to less than 0.1%.

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	65

Manager Commentary (continued)

VP – Davis New York Venture Fund

TOP TEN HOLDINGS(1) (at December 31, 2011)
CVS Caremark Corp.	5.8%
Costco Wholesale Corp.	5.4
Wells Fargo & Co.	5.4
American Express Co.	5.4
Bank of New York Mellon Corp. (The)	4.5
EOG Resouces, Inc.	4.2
Google, Inc., Class A	3.4
Loews Corp.	3.2
Merck & Co., Inc.	3.2
Canadian Natural Resources Ltd.	3.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any securities.

name-sake brand and ESPN — which together we believe provide competitive advantages. Intel, a leader in the manufacture and sale of computer microprocessors, dominates many categories, including the server market. It also invests heavily in research and development, helping the company to maintain its competitive advantage, in our view. Oracle, a leader in enterprise software, benefits, we believe, from the fact that portions of its business produce annuity-like revenue streams. We also saw the recent addition of Mark Hurd to Oracle’s management team as a positive. At the time of purchase, we viewed each of these companies as being available at a value price.

Holdings we eliminated from the Fund’s portfolio during the annual period included Moody’s and Vulcan Materials. The Fund had held a position in ratings agency Moody’s for a number of years prior to the 2008 financial crisis and successfully resisted selling into the negative news headlines of that time. However, by early 2011, its stock price had recovered and, in our view, exceeded our estimate of Moody’s intrinsic value. Thus, we redeployed that portion of capital into other opportunities. We sold Vulcan Materials after concluding that its management had a poor record of allocating shareholder capital.

From a sector perspective, the Fund’s weightings relative to the S&P 500 Index in financials, consumer discretionary and information technology increased during the annual period, while its relative weightings in health care, energy and materials decreased.

As of December 31, 2011, the Fund was overweight relative to the S&P 500 Index in consumer staples, financials and materials. On the same date, the Fund was underweight relative to the S&P 500 Index in consumer discretionary, health care, industrials, information technology, telecommunication services and utilities and was rather neutrally weighted to the S&P 500 Index in energy. Again, we must note that the Fund’s portfolio is constructed on a stock by stock basis, with each holding selected according to what we call the Davis Investment Discipline, which emphasizes management quality, business model strength, durable competitive advantages and appropriate valuations. Sector weightings are entirely the result of our bottom-up strategy.

Davis Selected Advisers, L.P.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

66	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – Davis New York Venture Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Davis New York Venture Fund Class 3 shares (from 5/1/06 to 12/31/11) as compared to the performance of the Standard & Poor’s 500 Index (S&P 500 Index). Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	5 years	Since inception 5/1/06
VP — Davis New York Venture Fund
Class 3	Cumulative value of $10,000	$9,650	$9,011	$9,844
	Average annual total return	-3.50%	-2.06%	-0.28%
S&P 500 Index(1)
	Cumulative value of $10,000	$10,211	$9,876	$10,873
	Average annual total return	+2.11%	-0.25%	+1.49%

Results for other share classes can be found on page 64.

68	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN VP — DAVIS NEW YORK VENTURE FUND

$15,000
$10,000
$5,000
5/1/06
12/06
12/07
12/08
12/09
12/10
12/11
$10,873
$9,844
VP — Davis New York Venture Fund Class 3 ($9,844)
S&P 500 Index(1) ($10,873)

(1)

The Standard & Poor’s 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	69

Your Fund at a Glance

VP – Goldman Sachs Mid Cap Value Fund

FUND SUMMARY

>	Variable Portfolio – Goldman Sachs Mid Cap Value Fund (the Fund) Class 3 shares fell 6.35% for the 12-month period ended December 31, 2011.
>	The Fund underperformed its benchmark, the Russell Midcap® Value Index, which decreased 1.38% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	Since inception 2/4/04
VP — Goldman Sachs Mid Cap Value Fund
Class 1	-6.26%	+0.94%	+4.19%
Class 2	-6.53%	+0.77%	+4.02%
Class 3	-6.35%	+0.93%	+4.17%
Russell Midcap® Value Index (unmanaged)	-1.38%	+0.04%	+6.56%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the Fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

70	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – Goldman Sachs Mid Cap Value Fund

VP – Goldman Sachs Mid Cap Value Fund (the Fund) Class 3 shares decreased 6.35% for the 12 months ended December 31, 2011. The Fund underperformed its benchmark, the Russell Midcap® Value Index (Russell Index), which fell 1.38% over the same period.

Significant performance factors

U.S. equity markets ended 2011 almost flat, despite significant volatility caused by shifting sentiment toward the domestic and global economies and the European sovereign debt crisis. Representing the U.S. equity market, the S&P® 500 Index returned 2.11% for 2011 with the help of dividends, as price returns themselves were virtually 0%, the smallest percentage change since 1947. Reflecting optimism that the U.S. economy was improving, the S&P 500 Index started the year with the best first quarter in more than a decade and ended with a fourth quarter gain of 11.82%, its best quarterly gain since the third quarter of 2009. However, the modest decline in the second quarter and the sharp drop in the third quarter mostly offset these gains. In August, Standard & Poor’s downgraded U.S. debt one notch from AAA to AA+ for the first time in the history of its ratings. Toward the end of September, markets were further shaken by the Federal Reserve Board’s announcement of a plan for additional monetary easing on the grounds of general weakness in the labor market and lackluster consumer spending growth. Furthermore, the prospect of contagion from Europe’s sovereign debt crisis and the lack of agreement on a solution weighed on global equity markets during the third quarter. However, U.S. equities rallied back strongly in October following a preliminary European plan and reports of relatively strong third quarter 2011 Gross Domestic Product (GDP) growth. All sectors made gains in the fourth quarter, led by energy stocks, which rallied on rising oil prices, and cyclical sectors generally outperformed defensive ones.

For the full year, sector performance widely varied. Financial stocks bore the brunt of the fallout from debt woes in the U.S. and Europe, including increased regulation. The economically-sensitive materials and industrials sectors also generated negative returns for the annual period. Traditionally defensive sectors, such as utilities, consumer staples and health care, were the best performing sectors in the S&P 500 Index during the annual period.

Within the U.S. value equity space, as in the broad equity market, 2011 was marked by violent reversals and can be roughly divided into two distinct time periods. January to April was largely a continuation of the rally that extended from March 2009. May to December saw a sudden “risk off” declining market. During this latter part of the year, the traditionally defensive utilities and consumer staples sectors were the only positive sectors in the Russell Index, whereas more cyclical sectors experienced steep declines.

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	12.2%
Consumer Staples	5.5
Energy	5.6
Financials	29.4
Health Care	6.0
Industrials	9.5
Information Technology	9.1
Materials	3.5
Telecommunication Services	0.7
Utilities	14.5
Other(2)	4.0

(1)	Percentages indicated are based upon total investments (excluding Cash Equivalents).The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	71

Manager Commentary (continued)

VP – Goldman Sachs Mid Cap Value Fund

The Fund underperformed the Russell Index during the annual period due primarily to stock selection. Detracting from the Fund’s relative results most was stock selection in the materials, financials and consumer discretionary sectors. Such detractors were only partially offset by effective stock selection in the industrials and health care sectors, which helped the Fund’s performance relative to the Russell Index. While we do closely monitor the Fund’s sector exposures, our bottom-up approach to investing focuses on quality businesses that sell at a discount to our assessment of the business’ fair value. As a result, we do not market time, sector rotate, style rotate, market cap rotate or otherwise make top-down investment decisions. We seek to generate alpha, or added value, at the stock level.

From an individual security perspective, detracting from the Fund’s results relative to the Russell Index were positions in wireless and wireline communications services company Sprint Nextel, oil and gas exploration and production company Newfield Exploration and platinum and palladium miner Stillwater Mining.

In an environment in which turnaround stocks underperformed, shares of Sprint Nextel fell on concerns over the near-term controversy around whether the company had sufficient liquidity to fund two large investments — the iPhone and Network Vision, both of which we feel should be significant long-term drivers of value creation. In our view, the company’s recent debt deal, in which it raised $4 billion, should give Sprint Nextel more than ample funds for these investments. We also continued to believe, at the end of the annual period, that improved competitive positioning from the iPhone and new handsets, better pricing and improved network quality — in addition to cost improvements and margin expansion driven by shutting down iDEN (integrated enhanced digital network) and eliminating a significant portion of roaming charges — could drive significant cost savings and margin expansion as the company completes its upgrade to Network Vision.

Shares of Newfield Exploration were affected by a combination of weaker oil prices and weather-related events that caused concerns about a potentially negative impact on the company’s near-term production. The company’s shares were also negatively affected during the annual period by concerns regarding flooding in the Williston Basin and the potential impact on near-term results. As the company’s share price was unable to recover from its large decline in August and September, we opted to sell the Fund’s position in Newfield Exploration by the end of the annual period, moving the proceeds into higher conviction names.

TOP TEN HOLDINGS(1) (at December 31, 2011)
Xcel Energy, Inc.	2.6%
JM Smucker Co. (The)	2.2
PPL Corp.	2.1
Everest Re Group Ltd.	1.9
EQT Corp.	1.8
Principal Financial Group, Inc.	1.8
Liberty Interactive Corp., Class A	1.7
Scripps Networks Interactive, Inc., Class A	1.7
SCANA Corp.	1.6
Amphenol Corp., Class A	1.6

(1)	Percentages indicated are based upon total investments (excluding Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any securities.

72	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Goldman Sachs Mid Cap Value Fund

Stillwater Mining was hurt during the annual period by ongoing fears of a global economic slowdown. While we originally purchased the stock because we believed it would benefit from secular growth of auto sales in emerging markets, the company’s shares declined in 2011 as palladium prices dropped. We subsequently sold the Fund’s position in the company as our outlook on the company’s prospects changed.

The Fund benefited most relative to the Russell Index from two positions in the health care sector — medical technology company Kinetic Concepts and health maintenance organization (HMO) Aetna as well as a position in media company DISH Network within the consumer discretionary sector.

Kinetic Concepts, a U.S.-based multinational corporation that produces medical technology used to treat and prevent complications associated with patient immobility, such as pressure sores and buildup of fluid in the lungs, was a strong contributor to the Fund’s relative results during the annual period. The company was acquired for nearly $5 billion by a group of private equity firms led by Apax Partners in late 2011. We since exited the Fund’s position in the stock.

Aetna performed well during the annual period as a result of its strong fundamentals combined with economic weakness. Because of its lower health care utilization rates during the tough economy, it was able to maintain its strong margins. At the end of the annual period, we continued to have a favorable view of the company because of its improving fundamentals, relatively modest impact by health care reform and potential divestiture of its pharmacy benefit management (PBM) business. In addition, toward the end of the annual period, Aetna announced a dividend increase, its second of the year, which affirms its strong free cash flow and focus on increasing shareholder value.

DISH Network, a broadcast satellite subscription television service provider, was a top contributor to the Fund’s relative results as it continued to gain valuable spectrum assets, i.e. a set of property rights on a continuous range of electromagnetic radio frequencies used in the transmission of voice, data and television. Also, its customer attrition rate materially dropped, which surprised the market to the upside. DISH Network further benefited from a court ruling favoring the company when it served as a defendant in TIVO’s patent infringement case. These factors, combined with an attractive valuation, drove DISH Network’s shares higher during the annual period. Toward the end of the annual period, we sold the Fund’s position in DISH Network, taking profits, and moved the proceeds into names that we believed had higher upside potential.

Changes to the Fund’s portfolio

During the annual period, we initiated a position in integrated energy company EQT. EQT has what we consider to be a strong midstream business with a high monetization value that can be used to generate cash and fund further exploration and production. Additionally, the company has diversified revenue exposure through its profitable natural gas business in the Marcellus Shale. EQT’s valuation is also supported by a management team that is focused on returning capital to shareholders.

We added to the Fund’s position in cable network company Scripps Networks Interactive, which operates six television channels focused on the home, food and travel/entertainment categories, including HGTV, the Food Network and the Travel Channel. In our view, the company benefits from an undervalued runway of affiliate fee growth, which it receives for its networks, as well as from several underappreciated value-enhancing capital deployment opportunities due to its strong balance sheet. We also favor the stock because of its strong ties to a continued advertising recovery, as cable television has been taking incremental share of advertising dollars both from broadcasters given shifts in viewership and from newsprint.

In addition to the sales of Newfield Exploration and Stillwater Mining already mentioned, we eliminated the Fund’s holding in Forest Oil during the annual period. Forest Oil had missed expectations for earnings results, and we had grown increasingly concerned about continued operational missteps in drilling.

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	73

Manager Commentary (continued)

VP – Goldman Sachs Mid Cap Value Fund

selection or of stock appreciation or depreciation. That said, during the annual period, the Fund’s exposure to information technology and utilities increased compared to the Russell Index, while its allocations compared to the Russell Index in consumer discretionary, energy, materials and telecommunication services decreased.

At the end of December 2011, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary sector. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, financials and materials and was rather neutrally weighted to the Russell Index in information technology, energy, health care, industrials, telecommunication services and utilities.

Goldman Sachs Asset Management, L.P.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

74	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – Goldman Sachs Mid Cap Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP — Goldman Sachs Mid Cap Value Fund Class 3 shares (from 2/4/04 to 12/31/11) as compared to the performance of the Russell Midcap Value Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	5 years	Since inception 2/4/04
VP — Goldman Sachs Mid Cap Value Fund
Class 3	Cumulative value of $10,000	$9,365	$10,471	$13,817
	Average annual total return	-6.35%	+0.93%	+4.17%
Russell Midcap® Value Index(1)
	Cumulative value of $10,000	$9,862	$10,019	$16,524
	Average annual total return	-1.38%	+0.04%	+6.56%

Results for other share classes can be found on page 70.

76	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
VP — GOLDMAN SACHS MID CAP VALUE FUND
$20,000
$15,000
$10,000
$5,000
$16,524
$13,817
2/4/04
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
VP — Goldman Sachs Mid Cap Value Fund Class 3 ($13,817)
Russell Midcap® Value Index(1) ($16,524)

(1)

The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	77

Your Fund at a Glance

VP – Partners Small Cap Value Fund

FUND SUMMARY

>	Variable Portfolio – Partners Small Cap Value Fund (the Fund) Class 3 shares fell 4.46% for the 12-month period ended December 31, 2011.

>	The Fund outperformed its benchmark, the Russell 2000® Value Index, which decreased 5.50% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	5 years	10 years
VP — Partners Small Cap Value Fund
Class 1	-4.32%	+1.16%	+6.95%
Class 2	-4.52%	+1.01%	+6.83%
Class 3	-4.46%	+1.10%	+6.92%
Russell 2000® Value Index (unmanaged)	-5.50%	-1.87%	+6.40%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The returns shown for Class 1 and Class 2 shares include the return of the Fund’s Class 3 shares (the oldest existing share class) for periods prior to May 3, 2010, the date on which Class 1 and Class 2 shares were first offered by the Fund. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

78	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – Partners Small Cap Value Fund

VP – Partners Small Cap Value Fund is managed by five independent money management firms. As of December 31, 2011, Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley) managed approximately 22%; Donald Smith & Co., Inc. (Donald Smith) managed approximately 22%; Denver Investment Advisors LLC (Denver) managed approximately 18%; River Road Asset Management, LLC (River Road) managed approximately 20% and Turner Investments, L.P. (Turner) managed approximately 18% of the Fund’s assets.

VP – Partners Small Cap Value Fund (the Fund) Class 3 shares decreased 4.46% for the 12 months ended December 31, 2011. The Fund outperformed its benchmark, the Russell 2000® Value Index (Russell Index), which fell 5.50% over the same period.

Significant performance factors

Even with a great fourth quarter market rally, the Russell Index generated a negative return for 2011. The fourth quarter rally was largely attributable to investor optimism tied to a strong beginning to the retail holiday shopping season, a mix of encouraging U.S. economic news and relief that Greece and Italy were able to successfully place debt offerings and receive needed credit relief. However, market volatility was quite high throughout 2011, as investors struggled with uncertainties domestically and globally. In the U.S., the expiration of QE2, or the Federal Reserve’s (the Fed’s) second round of quantitative easing, led investors to de-risk to their portfolio, and thus low beta/high quality stocks began to outperform. (Beta is a measure of volatility in relation to the market as a whole.) There was also great frustration with the political process and eleventh hour rhetoric in the U.S. on various issues, including the raising of the debt ceiling and the extension of the payroll tax deduction. When Standard & Poor’s for the first time in history cut the federal government’s credit rating, from AAA to AA+, the markets wobbled again. Internationally, it seemed that world news was continually focused on the viability of the euro market, as Greece, Italy and other peripheral European nations teetered on the edge of insolvency. The popular catch-phrase in the financial markets was “risk on/risk off trades,” meaning correlation among various asset classes was high as investor sentiment shifted with the headlines. Within the U.S. equity market, too, stocks moved in record lockstep, negating much of the differentiation in fundamentals.

Barrow Hanley:    Our portion of the Fund underperformed the Russell Index during the annual period, due primarily to our aggressive stock selection in the industrials sector and our premature timing of trades in the financials sector. Losses sustained by holdings in Synovus Financial and Janus Capital Group particularly hurt. The lack of exposure to defensive sectors, including utilities, consumer staples and health care, which were the best performing sectors in the Russell Index during the annual period, also detracted, although since we rarely own stocks in these sectors, such positioning would have had the same effect in any and all down markets. Partially offsetting these detractors were the positive contributions made by effective stock selection in the information technology and consumer discretionary sectors.

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	13.9%
Consumer Staples	2.6
Energy	4.7
Financials	21.8
Health Care	5.1
Industrials	17.8
Information Technology	14.3
Materials	5.5
Telecommunication Services	0.3
Utilities	4.5
Other(2)	9.5

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	79

Manager Commentary (continued)

VP – Partners Small Cap Value Fund

Industrials company RSC Holdings was the top individual contributor to our portion of the Fund’s results during the annual period. We purchased the stock in the spring, and it jumped during the fourth quarter as the sector as a whole bounced back from summer lows. Positions in consumer discretionary firm Men’s Wearhouse and information technology firm Cognex also were outstanding performers during the annual period. The largest relative detractors were industrials firm Terex, information technology firm Vishay Intertechnology and consumer discretionary firm Whirlpool, each of which were broadly brushed by poor sector performance in a risk-averse market environment.

Donald Smith:    Our portion of the Fund generated negative absolute returns but modestly outperformed the Russell Index during the annual period. The lowest decile of low price-to-tangible book value stocks, where our portion of the Fund focuses, declined significantly in 2011, as investors sought safety in sectors less subject to the economic slowdown, such as health care, consumer staples and utilities. Our portion of the Fund outperformed the low price-to-book universe, with several regulated utilities held — such as Avista, IDACORP, PNM Resources and Pinnacle West Capital — each generating double-digit gains. Elsewhere, oil refiner Tesoro, commercial real estate operator MI Developments and retail department store operator Dillard’s were also significant contributors to our portion of the Fund’s relative results during the annual period.

Detractors from performance included several insurance companies — American National Insurance, Flagstone Reinsurance Holdings, Horace Mann Educators, Montpelier Re Holdings and Platinum Insurance — as worldwide insured catastrophes in excess of $100 billion represented the worst year ever. A number of other companies were unable to show profitability turnarounds in a weak economy, including Air France-KLM, GenOn Energy, Louisiana-Pacific, Micron Technology, Overseas Shipholding Group, Tecumseh Products and USEC. Cyclicals, including auto parts companies, technology companies and airlines, were impacted by higher oil prices and a slower economy.

Denver:    We stayed true to our investment philosophy and process throughout the annual period, and this focused approach was rewarded such that our portion of the Fund outperformed the Russell Index in 2011 with a positive absolute return. Our portion of the Fund outperformed due primarily to effective stock selection and, to a lesser extent, due to sector allocation decisions. Our focus on dividend-paying stocks particularly contributed to our relative results, as dividend-paying stocks meaningfully outperformed non-dividend-paying stocks in 2011. Further, our general orientation toward higher quality, cash generative companies added value relative to the Russell Index, as evidenced by the fact that higher return on equity companies performed best as did lower beta stocks within the Russell Index.

TOP TEN HOLDINGS(1) (at December 31, 2011)
MI Developments, Inc.	1.7%
Platinum Underwriters Holdings Ltd.	1.4
Dillard’s, Inc., Class A	1.3
RSC Holdings, Inc.	1.3
JetBlue Airways Corp.	1.2
Brink’s Co. (The)	1.1
Ingram Micro, Inc., Class A	1.1
Avista Corp.	1.1
Montpelier Re Holdings Ltd.	1.1
Ruddick Corp.	1.0

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any securities.

80	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Partners Small Cap Value Fund

More specifically, our portion of the Fund benefited most from effective stock selection in the materials and consumer staples sectors and among interest rate-sensitive stocks. To a lesser extent, an overweighted position in consumer staples, which outpaced the Russell Index, and an underweighted position in interest rate-sensitive stocks also helped. Only partially offsetting these positive contributors was the detracting effect of stock selection in the utilities and energy sectors. Also, with investors looking for alternative sources of yield given historically low fixed income yields, utilities was one of the stronger performing sectors. Thus, our portion of the Fund’s underweighted position in utilities detracted. An underweighted exposure to real estate investment trusts (REITs) and an overweighted allocation to energy also proved detrimental.

The strongest individual contributors to our portion of the Fund’s relative results during the annual period were Cooper Companies, Temple-Inland and Tupperware Brands. Cooper Companies, a manufacturer of vision and surgical care products reported better than expected results with strong revenues being attributed to new product launches and sales from its existing products. We sold this position during the second half of the annual period, taking profits. Temple-Inland, a paper and packaging manufacturer, was a standout within the materials sector. During the annual period, International Paper announced its intentions to acquire the company. Long-time consumer staples holding Tupperware Brands, a leading manufacturer of food storage and preparation products, was a strong performer, as progress on a number of fronts led to solid revenue growth and attractive margin expansion. As the market had rewarded these improvements such that the company’s market capitalization grew beyond the Fund’s parameters, we sold our portion of the Fund’s position in Tupperware Brands by the end of the annual period.

The biggest disappointments in our portion of the Fund were Penn Virginia, Cooper Tire & Rubber and Teekay, each of which saw its shares decline during the annual period. Penn Virginia, an oil and gas exploration and production company, was negatively impacted by weaker than anticipated drilling results in its Marcellus Shale acreage. The company was also hurt by its relatively low oil exposure and high natural gas exposure during a year when oil prices rose and natural gas prices dropped rather precipitously. We exited the position during the year based on continued disappointing results versus our expectations as well as on a belief that execution was not improving. Cooper Tire & Rubber underperformed as demand for low-end tires remained weaker than expected. In addition, a labor dispute at one of its factories added risk, in our view, to its performance. We believe the weak demand and labor disputes are transitory and that the company is positioned to show an improvement in tire volumes and margins going forward, and thus we maintained the Fund’s position in the company’s stock. As for Teekay, it became apparent to us early in the year that there was an oversupply of tankers available for lease, which was driving down day rates. With our investment thesis violated, we elected to sell the Fund’s position in Teekay early in 2011.

River Road:    Our portion of the Fund outperformed the Russell Index during the annual period. We believe the key driver of outperformance was the trend favoring lower beta, higher quality securities. The trend began in late February, as violence spread across North Africa and oil prices increased. By early May, expectations for economic growth both in the U.S. and abroad were significantly reduced, triggering a broader flight to safety. That trend culminated in the summer when equity markets experienced a sharp uptick in volatility. While high beta had a resurgence in the fourth quarter, high quality stocks continued to outperform, allowing our portion of the Fund to capture a good percentage of the market upside in a strong rally.

More specifically, effective stock selection in the consumer discretionary, information technology and materials sectors contributed most positively to our portion of the Fund’s results. Positioning in the materials sector also proved prudent. Such positive contributors were only partially offset by the detracting effect of having an underweighted allocation to utilities, which was among the strongest performing sectors in the Russell Index during the annual period. We maintained the position, however, because, in our view, as investors chased yield, the discount to absolute value in the utilities sector offered relatively few attractive investment opportunities. Positioning in the energy and financials sectors also dampened results, partially offset by positive stock selection in each.

The individual stocks that made the greatest positive contribution to our portion of the Fund during the annual period were Big Lots, NeuStar and Ruddick. Big Lots is the nation’s largest closeout retailer. Early in the year, it was reported that the company had hired an investment bank to explore sale of the company. Bit Lots shares rallied

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	81

Manager Commentary (continued)

VP – Partners Small Cap Value Fund

strongly toward our absolute value target, and we reduced the Fund’s position in the holding. When it was reported a sale was not going to take place, the company’s shares fell back to previous levels, and we bought additional shares at a significant discount to our assessment of the firm’s absolute value. When the company later reported financial results ahead of Wall Street expectations, its shares rallied again. NeuStar, a new purchase for our portion of the Fund during the annual period, is a neutral third party administrator of clearinghouse data services for telecommunications, cable TV and Internet service providers. In October 2011, the company announced the acquisition of TARGUSinfo, the largest independent provider of caller ID information services, with many of the same clients as NeuStar. This, along with other corporate actions the firm took, drove NeuStar’s share price higher. Ruddick was a conglomerate with two distinct business units — Harris Teeter, a regional grocery chain, and American & Efird, the world’s second largest producer of industrial threads. Harris Teeter reported strong financial results throughout the year. Ruddick sold American & Efird late in the year to a private equity firm for $180 million in cash. Its shares rallied on the news that the proceeds would be used for debt reduction and new store development for Harris Teeter.

Conversely, the stocks that detracted most from our portion of the Fund’s relative results were GEO Group, OfficeMax and Federated Investors, each of which saw their share price decline during the annual period. GEO Group, the second largest private prison operator in the U.S., was weighed on by persistent budgetary pressures faced by its state clients. Also, politics, bureaucracy and judicial intervention led to delay or cancellation of several new contract awards. We maintained the Fund’s position in GEO Group at the end of the annual period. Our sell discipline prevented larger losses in 2011 from OfficeMax and Federated Investors. We completely exited our portion of the Fund’s position in OfficeMax, the third largest office supply retailer in North America, early in the year once it became clear to us that office supply spending was not going to improve in the near term given the weak economic recovery. We eliminated our portion of the Fund’s position in institutional asset manager Federated Investors during the third quarter of 2011. Given the Fed’s stated intention to hold the federal funds rate near zero until at least mid-2013, we believed Federated Investors would need to maintain the fee waivers offered to its investors in order to keep money market fund yields at zero or slightly positive. Additionally, some of its funds were invested in the certificates of deposit of troubled European banks, which increased our concerns about the credit quality of their funds.

Turner:    While our portion of the Fund generated a negative absolute return, it still outperformed the Russell Index on a relative basis during the annual period, as stock selection in six of the nine sectors in which our portion of the Fund invests proved effective. From a thematic standpoint, the first noteworthy theme that aided our results was the outperformance of higher market capitalization stocks. As part of our risk control process, our model tends to exclude smaller illiquid companies within the Russell Index. As a result, our portion of the Fund was underweight many of the smallest companies in the Russell Index that underperformed, benefiting our relative results. The second noteworthy theme was the portfolio’s exposure to valuation factors. Given the risk-averse posture of investors during the annual period, companies with either no or negative earnings and companies with very high price-to-earnings ratios underperformed by a wide margin. Our model tends to underweight these companies.

We manage our strategy on a sector neutral basis to the Russell Index. In turn, the largest contributor to our portion of the Fund’s performance was effective stock selection in the financials, producer durables and information technology segments of the market. In financials, our portion of the Fund benefited most from an underweight in the lowest quintile of price momentum stocks, which declined the most. Also notable within the sector was the performance of stocks with higher price/book ratios. In producer durables, it was an underweight to both low price/earnings and low price/book stocks that helped, as these stocks fell the most in 2011. Additionally, the portfolio was slightly underweight the highest dividend yielding stocks, which posted a significant decline. This positioning proved beneficial to the portfolio. In information technology, our model underweighted higher beta names. Generally speaking, the higher, more volatile stocks tended to underperform during the annual period.

82	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Partners Small Cap Value Fund

The greatest detractor from our portion of the Fund’s results was weaker stock selection in the energy, materials/processing and consumer discretionary segments of the market. Within energy, which was the largest detractor, our portion of the Fund held a slight overweight to larger market capitalization stocks, which tended to outperform. Partially offsetting the decline was the model’s avoidance of smaller market capitalization stocks, which suffered a significant decline.

In our portion of the Fund, we use quantitative techniques and thus stock selection is not a result of a fundamental process. With this in mind, the three stocks that contributed most to relative performance during the annual period were Silicon Graphic International, RSC Holdings and MGIC Investment. The three stocks that detracted most from relative results were Radian Group, Patriot Coal and AK Steel Holding.

Changes to the Fund’s portfolio

Barrow Hanley:    Beginning in the second quarter of 2011 and then as pressure on stock prices intensified in August and September, we ramped up a “cannibalization” of our portion of the Fund’s portfolio. We liquidated or scaled back many of the best performing stocks, as measured on a year-to-date basis, and significantly increased positions in others that were among the worst performers of the third calendar quarter. We favored stocks with higher expected relative returns. An essential part of our focus during significant market declines involves restructuring the portfolio in an effort to maximize its relative return potential. Simply put, we increased holdings where share price declines represented the highest risk-adjusted return opportunities, while at the same time funding them from holdings that had become relatively less attractive as a result of superior performance. In our view, by the end of the annual period, the portfolio was better positioned with companies that have what we consider to be superior business models and growth prospects, and indeed, relative results improved during the fourth quarter of 2011.

In implementing this strategy, based completely on individual stock selection, exposures to information technology and industrials increased during the annual period. We also modestly increased our portion of the Fund’s weighting in financials early in the year as individual opportunities presented themselves. At the end of the annual period, our portion of the Fund remained significantly overweight versus the Russell Index in information technology, industrials and consumer discretionary and significantly underweight financials. Our portion of the Fund continued to have no exposure to utilities, consumer staples and telecommunication services, as stocks within these sectors rarely conform to our stringent buying requirements.

Donald Smith:    We eliminated our portion of the Fund’s holdings in Head NV, Pinnacle West Capital and Stone Energy during the annual period. We also reduced positions in stocks that had enjoyed substantial appreciation, taking profits. These included PNM Resources, Semiconductor Manufacturing International and Tesoro. We initiated new Fund positions in AbitibiBowater, a paper/forest products company; Alliance One International, a tobacco leaf processor; Horace Mann Educators, a provider of insurance products to teachers; Ingram Micro, a technology distribution company; Parker Drilling, an oil drilling company; and Photronics, a provider of photomasks to semiconductor companies. On average, these stocks were purchased at substantial discounts to tangible book value.

At year-end 2011, our portion of the Fund’s portfolio sold at an attractive 79% of tangible book value. This compares favorably with the Russell Index at 213% of tangible book value at December 31, 2011. Our portion of the Fund was most heavily weighted in the technology and insurance industries. In our view, the technology holdings have superior balance sheets that should allow them to weather any near-term economic weakness and to benefit from a rebound in sentiment for overall spending on technology products. The insurance holdings in our portion of the Fund sold at an average 66% of tangible book value at the end of the annual period. While returns on equity may remain subdued in a lower interest rate environment, the ability to grow book value per share through stock buybacks at a discount is an attractive alternative way, we believe, for managements to enhance shareholder value.

Denver:    Among the newly-initiated positions in our portion of the Fund during the annual period were Casey’s General Stores and Bank of the Ozarks. We had owned Casey’s General Stores in the past and were familiar with its business model. We re-purchased the stock during the annual period based upon its attractive valuation and on the

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	83

Manager Commentary (continued)

VP – Partners Small Cap Value Fund

expectation of improving returns tied to store renovations and an increased footprint of higher margin products. Bank of the Ozarks was purchased due to its attractive valuation and due to our belief that it is a solid bank/credit story. The company has successfully expanded into Texas, Georgia, the Carolinas, Florida and Alabama.

In addition to those sales already mentioned, we exited our portion of the Fund’s positions in Silvercorp Metals and MFA Financial during the annual period. Silvercorp Metals was sold as concerns over the probability of a hard landing, or recession, in China increased. Such a scenario would potentially have a meaningful impact on the nation’s demand for commodities, including silver. MFA Financial was sold as we became concerned over the government’s involvement in the mortgage refinance market. Any mandate that would require financial institutions to broaden the accessibility to refinancing their mortgage portfolio could have a meaningful impact on MFA Financials’ margins and profitability.

While sector weightings reflect our bottom-up stock selection process, our portion of the Fund’s exposure to consumer staples and telecommunication services increased relative to the Russell Index during the annual period and exposure to materials and information technology decreased relative to the Russell Index. At the end of the annual period, our portion of the Fund was overweight relative to the Russell Index in the health care and consumer staples sectors and was underweight relative to the Russell Index in the transportation, REIT, interest rate-sensitive, consumer cyclical, utilities, information technology and commercial services segments of the Russell Index. Our portion of the Fund also had approximately 4.7% of its net assets in cash at the end of the annual period.

River Road:    In addition to the purchase of NeuStar, already mentioned, we initiated Fund positions in Cloud Peak Energy and ABM Industries during the annual period. Cloud Peak Energy is the third largest producer of coal in the Powder River Basin, located in Montana and Wyoming. Cloud Peak supplies most of its coal to midwestern U.S. power plants and also recently started exporting coal to Asia through Canadian ports despite the high transportation costs. Due to limited port capacity, exports are still less than 5% of Cloud Peak’s sales, but as port capacity expands, we believe it will improve pricing for Powder River Basin coal, a coal that is desirable because of its low sulfur content. ABM Industries provides janitorial, parking, security and engineering services for customers in the commercial, industrial, retail and institutional markets. The company has used the steady and reliable cash flows from the janitorial segment to enter into new business segments.

During the annual period, we eliminated our portion of the Fund’s positions in BJ’s Wholesale Club, Copart, Regis and Winn-Dixie Stores. BJ’s Wholesale Club, the third largest wholesale club operator, was acquired by private equity firms Leonard Green and CVC. Copart, the largest auctioneer for salvaged vehicles in the U.S., hit our absolute value target for the firm, having benefited from strong used car pricing; a weak dollar, which increased foreign bidding activity; and high steel prices, which led to more bidding activity from dismantlers. Copart also benefited during the annual period from winning an exclusive contract with Allstate, which drove volume, and from the successful integration of its acquisitions in the U.K. Regis, the world’s largest owner, operator and franchisor of hair salons, was sold as a loser due to our sell discipline. We had learned that potential private equity buyers were deeply concerned with the company’s persistently weak trends in customer traffic, a trend that we had expected to stabilize but it did not. Our sell discipline kicked in and forced us to acknowledge our mistake and move on to other investments. We eliminated our portion of the Fund’s position in southeastern grocery chain Winn-Dixie Stores just prior to year end 2011. The company agreed to be acquired by BI-LO in late December at a 75% premium to the previous day’s closing price, which was below our view of the company’s absolute value. However, given that BI-LO is a privately-owned grocery chain that recently emerged from bankruptcy, we doubted it could afford to bid much higher given the risk profile of the two companies.

Changes in sector weightings within our portion of the Fund are a reflection of our bottom-up stock selection process. That said, sector weightings in energy and information technology increased during the annual period, and sector weightings in consumer discretionary and consumer staples decreased. At the end of the annual period, our portion of the Fund remained most overweighted relative to the Russell Index in consumer discretionary and consumer staples and was most underweighted relative to the Russell Index in financials and utilities.

84	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Partners Small Cap Value Fund

Turner:    As our portion of the Fund is managed using quantitative techniques, turnover of individual names is driven by optimization and not individual stock fundamental reasons. Also, as indicated, the portfolio is managed sector neutral to the Russell Index. We do not seek to overweight or underweight individual sectors, and sector weightings will closely resemble the sector weightings of the Russell Index.

Barrow, Hanley, Mewhinney & Strauss, Inc.	Donald Smith & Co., Inc.

Denver Investment Advisors LLC	River Road Asset Management, LLC

Turner Investments, L.P.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	85

The Fund’s Long-term Performance

VP – Partners Small Cap Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Partners Small Cap Value Fund Class 3 shares (from 1/1/02 to 12/31/10) as compared to the performance of the Russell 2000® Value Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	5 years	10 years
VP — Partners Small Cap Value Fund
Class 3	Cumulative value of $10,000	$9,554	$10,563	$19,531
	Average annual total return	-4.46%	+1.10%	+6.92%
Russell 2000® Value Index(1)
	Cumulative value of $10,000	$9,450	$9,097	$18,598
	Average annual total return	-5.50%	-1.87%	+6.40%

Results for other share classes can be found on page 78.

86	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
VP — PARTNERS SMALL CAP VALUE FUND

$25,000
$20,000
$15,000
$10,000
$5,000
1/1/02
12/02
12/03
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
$19,531
$18,598
VP — Partners Small Cap Value Fund Class 3 ($19,531)
Russell 2000® Value Index(1) ($18,598)

(1)

The Russell 2000® Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	87

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

88	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – Balanced Fund

July 1, 2011 — December 31, 2011

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	973.90	1,020.96	4.06	4.15	0.82

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia VP – Cash Management Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,000.10	1,024.52	0.55	0.56	0.11
Class 2	1,000.00	1,000.00	1,000.10	1,024.47	0.60	0.61	0.12
Class 3	1,000.00	1,000.00	1,000.10	1,024.47	0.60	0.61	0.12

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

From time to time, the Investment Manager and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not limited the expenses of the Fund during the six months ended December 31, 2011, the annualized expense ratios would have been 0.47% for Class 1, 0.72% for Class 2 and 0.59% for Class 3. The actual expenses paid would have been $2.36 for Class 1, $3.61 for Class 2 and $2.96 for Class 3; the hypothetical expenses paid would have been $2.38 for Class 1, $3.65 for Class 2 and $2.99 for Class 3.

Columbia VP – Diversified Bond Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,040.90	1,022.36	2.76	2.74	0.54
Class 2	1,000.00	1,000.00	1,039.10	1,021.16	3.99	3.95	0.78
Class 3	1,000.00	1,000.00	1,040.90	1,021.76	3.38	3.35	0.66

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	89

Fund Expense Example (continued)

Columbia VP – Dynamic Equity Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	965.40	1,021.41	3.60	3.70	0.73
Class 2	1,000.00	1,000.00	964.40	1,020.10	4.88	5.01	0.99
Class 3	1,000.00	1,000.00	964.90	1,020.76	4.24	4.36	0.86

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia VP – Emerging Markets Opportunity Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	797.60	1,018.45	5.95	6.68	1.32
Class 2	1,000.00	1,000.00	796.40	1,017.20	7.07	7.94	1.57
Class 3	1,000.00	1,000.00	796.90	1,017.85	6.49	7.28	1.44

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Columbia VP – Global Bond Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,001.80	1,021.46	3.61	3.65	0.72
Class 2	1,000.00	1,000.00	999.80	1,020.21	4.86	4.91	0.97
Class 3	1,000.00	1,000.00	1,000.30	1,020.86	4.21	4.26	0.84

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

90	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – Global Inflation Protected Securities Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,055.10	1,022.26	2.89	2.84	0.56
Class 2	1,000.00	1,000.00	1,054.10	1,021.01	4.17	4.10	0.81
Class 3	1,000.00	1,000.00	1,055.00	1,021.66	3.50	3.45	0.68

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia VP – High Yield Bond Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,013.50	1,021.41	3.68	3.70	0.73
Class 2	1,000.00	1,000.00	1,012.10	1,020.10	4.99	5.01	0.99
Class 3	1,000.00	1,000.00	1,012.00	1,020.71	4.39	4.41	0.87

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Columbia VP – Income Opportunities Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,019.30	1,021.51	3.59	3.60	0.71
Class 2	1,000.00	1,000.00	1,018.40	1,020.26	4.86	4.86	0.96
Class 3	1,000.00	1,000.00	1,019.30	1,020.91	4.20	4.20	0.83

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	91

Fund Expense Example (continued)

Columbia VP – Mid Cap Growth Opportunity Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	822.50	1,020.41	4.25	4.71	0.93
Class 2	1,000.00	1,000.00	820.80	1,019.10	5.43	6.02	1.19
Class 3	1,000.00	1,000.00	821.60	1,019.75	4.84	5.37	1.06

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

VP – Davis New York Venture Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	938.70	1,021.21	3.74	3.90	0.77
Class 2	1,000.00	1,000.00	937.70	1,019.90	5.00	5.22	1.03
Class 3	1,000.00	1,000.00	938.70	1,020.56	4.37	4.56	0.90

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

VP – Goldman Sachs Mid Cap Value Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	883.60	1,020.56	4.25	4.56	0.90
Class 2	1,000.00	1,000.00	882.50	1,019.30	5.43	5.82	1.15
Class 3	1,000.00	1,000.00	883.50	1,019.90	4.86	5.22	1.03

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

92	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Partners Small Cap Value Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	923.00	1,019.95	4.92	5.16	1.02
Class 2	1,000.00	1,000.00	922.10	1,018.70	6.12	6.43	1.27
Class 3	1,000.00	1,000.00	922.20	1,019.30	5.54	5.82	1.15

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	93

Portfolio of Investments

Columbia Variable Portfolio – Balanced Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 62.9%
CONSUMER DISCRETIONARY 4.9%
Auto Components 1.4%
Delphi Automotive PLC(a)(b)	195,628	$4,213,827
Johnson Controls, Inc.(c)	253,899	7,936,883

Total		12,150,710
Household Durables 0.6%
Newell Rubbermaid, Inc.	298,838	4,826,233
Media 2.6%
Comcast Corp., Class A(c)	401,703	9,524,378
Discovery Communications, Inc., Class A(a)(c)	118,267	4,845,399
Viacom, Inc., Class B	166,760	7,572,572

Total		21,942,349
Specialty Retail 0.3%
Home Depot, Inc. (The)(c)	65,499	2,753,578

TOTAL CONSUMER DISCRETIONARY		41,672,870
CONSUMER STAPLES 7.7%
Beverages 1.3%
Diageo PLC, ADR(b)(c)	60,965	5,329,561
PepsiCo, Inc. (c)	87,115	5,780,080

Total		11,109,641
Food & Staples Retailing 1.2%
CVS Caremark Corp.(c)	241,127	9,833,159
Food Products 1.6%
Kraft Foods, Inc., Class A	212,878	7,953,122
Unilever NV(b)	151,695	5,213,757

Total		13,166,879
Household Products 1.6%
Procter & Gamble Co. (The)	209,583	13,981,282
Personal Products 0.2%
Herbalife Ltd.(b)(c)	33,296	1,720,404
Tobacco 1.8%
Philip Morris International, Inc.(c)	190,437	14,945,496

TOTAL CONSUMER STAPLES		64,756,861
ENERGY 8.4%
Energy Equipment & Services 2.1%
Baker Hughes, Inc.	104,067	5,061,819
Halliburton Co.	76,013	2,623,209
National Oilwell Varco, Inc.	68,745	4,673,972
Weatherford International Ltd.(a)(b)	362,118	5,301,407

Total		17,660,407
Oil, Gas & Consumable Fuels 6.3%
Apache Corp.	59,855	5,421,666
Chevron Corp.	137,026	14,579,566
ConocoPhillips(c)	126,609	9,225,998
Devon Energy Corp.	87,953	5,453,086
Exxon Mobil Corp.(c)	220,931	18,726,112

Total		53,406,428
TOTAL ENERGY		71,066,835
Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS 8.6%
Capital Markets 3.1%
BlackRock, Inc.(c)	41,641	$7,422,092
Goldman Sachs Group, Inc. (The)	72,622	6,567,208
Invesco Ltd.(b)(c)	272,815	5,480,853
State Street Corp.(c)	164,642	6,636,719

Total		26,106,872
Commercial Banks 1.3%
Wells Fargo & Co.	229,363	6,321,244
Itaú Unibanco Holding SA, ADR(b)(c)	260,030	4,826,157

Total		11,147,401
Diversified Financial Services 2.3%
Citigroup, Inc.	170,681	4,490,617
JPMorgan Chase & Co.	455,651	15,150,396

Total		19,641,013
Insurance 1.9%
Berkshire Hathaway, Inc., Class B(a)(c)	127,802	9,751,292
MetLife, Inc.	205,361	6,403,156

Total		16,154,448
TOTAL FINANCIALS		73,049,734
HEALTH CARE 8.2%
Biotechnology 0.1%
Celgene Corp.(a)(c)	17,075	1,154,270
Health Care Equipment & Supplies 1.3%
Baxter International, Inc.	53,856	2,664,795
CareFusion Corp.(a)(c)	105,928	2,691,630
Covidien PLC(b)(c)	116,259	5,232,818

Total		10,589,243
Health Care Providers & Services 2.7%
Cardinal Health, Inc.	114,272	4,640,586
CIGNA Corp.	121,957	5,122,194
Express Scripts, Inc.(a)(c)	87,912	3,928,787
Medco Health Solutions, Inc.(a)	48,322	2,701,200
WellPoint, Inc.	92,999	6,161,184

Total		22,553,951
Pharmaceuticals 4.1%
Abbott Laboratories	90,224	5,073,295
Johnson & Johnson(c)	184,927	12,127,513
Pfizer, Inc.(c)	607,344	13,142,924
Teva Pharmaceutical Industries Ltd., ADR(b)	115,587	4,665,091

Total		35,008,823
TOTAL HEALTH CARE		69,306,287
INDUSTRIALS 7.0%
Aerospace & Defense 1.8%
Honeywell International, Inc.(c)	160,830	8,741,111
United Technologies Corp.	83,616	6,111,493

Total		14,852,604
Air Freight & Logistics 0.3%
FedEx Corp.	33,406	2,789,735
Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Industrial Conglomerates 3.2%
General Electric Co.(c)	844,512	$15,125,210
Tyco International Ltd.(b)	257,702	12,037,261

Total		27,162,471
Professional Services 1.0%
Nielsen Holdings NV(a)(b)	279,342	8,293,664
Road & Rail 0.7%
Union Pacific Corp.	59,581	6,312,011

TOTAL INDUSTRIALS		59,410,485
INFORMATION TECHNOLOGY 15.6%
Communications Equipment 1.2%
QUALCOMM, Inc.(c)	186,575	10,205,653
Computers & Peripherals 3.9%
Apple, Inc.(a)	68,730	27,835,650
EMC Corp.(a)(c)	246,893	5,318,075

Total		33,153,725
Internet Software & Services 3.7%
eBay, Inc.(a)(c)	461,120	13,985,770
Google, Inc., Class A(a)	26,205	16,925,809

Total		30,911,579
IT Services 3.7%
Cognizant Technology Solutions Corp., Class A(a)	78,242	5,031,743
International Business Machines Corp.(c)	77,160	14,188,181
Mastercard, Inc., Class A(c)	33,374	12,442,494

Total		31,662,418
Semiconductors & Semiconductor Equipment 1.1%
Analog Devices, Inc.(c)	112,287	4,017,629
Lam Research Corp.(a)(c)	43,508	1,610,666
Skyworks Solutions, Inc.(a)(c)	216,928	3,518,572

Total		9,146,867
Software 2.0%
Electronic Arts, Inc.(a)	189,168	3,896,861
Microsoft Corp.	134,317	3,486,869
Oracle Corp.	256,336	6,575,019
Rovi Corp.(a)(c)	121,311	2,981,824

Total		16,940,573
TOTAL INFORMATION TECHNOLOGY		132,020,815
MATERIALS 1.6%
Chemicals 1.6%
Air Products & Chemicals, Inc.(c)	41,340	3,521,755
Celanese Corp., Class A	106,868	4,731,046
EI du Pont de Nemours & Co.(c)	59,438	2,721,072
Monsanto Co.(c)	38,293	2,683,190

Total		13,657,063
TOTAL MATERIALS		13,657,063
TELECOMMUNICATION SERVICES 0.6%
Wireless Telecommunication Services 0.6%
Vodafone Group PLC, ADR(b)(c)	194,525	5,452,536

TOTAL TELECOMMUNICATION SERVICES		5,452,536

The accompanying Notes to Financial Statements are an integral part of this statement.

94	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Balanced Fund

Issuer	Shares	Value
Common Stocks (continued)
UTILITIES 0.3%
Electric Utilities 0.3%
Exelon Corp.(c)	62,302	$2,702,038

TOTAL UTILITIES		2,702,038
Total Common Stocks
(Cost: $502,269,188)		$533,095,524

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes 12.3%
Aerospace & Defense 0.2%
ADS Tactical, Inc. Senior Secured(d)
04/01/18	11.000%	$178,000	$178,000
Huntington Ingalls Industries, Inc.(d)
03/15/18	6.875%	90,000	88,200
03/15/21	7.125%	69,000	67,620
Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	183,000	187,575
L-3 Communications Corp.
02/15/21	4.950%	800,000	792,846
Moog, Inc. Senior Subordinated Notes
06/15/18	7.250%	42,000	44,310
Oshkosh Corp.
03/01/17	8.250%	38,000	39,520
03/01/20	8.500%	75,000	77,250
TransDigm, Inc.
12/15/18	7.750%	58,000	62,350

Total			1,537,671
Automotive 0.1%
Allison Transmission, Inc.(d)
05/15/19	7.125%	76,000	74,480
Chrysler Group LLC/Co-Issuer, Inc.(d) Senior Secured
06/15/19	8.000%	57,000	52,013
06/15/21	8.250%	81,000	73,507
Dana Holding Corp. Senior Unsecured
02/15/19	6.500%	61,000	61,610
02/15/21	6.750%	68,000	69,530
Delphi Corp.(d)
05/15/19	5.875%	45,000	45,675
05/15/21	6.125%	17,000	17,425
Lear Corp.
03/15/18	7.875%	81,000	87,480
03/15/20	8.125%	27,000	29,430
Visteon Corp.(d)
04/15/19	6.750%	203,000	197,925

Total			709,075
Banking 2.4%
BB&T Corp. Senior Unsecured(e)
04/28/14	1.125%	1,250,000	1,234,465
BNP Paribas SA Bank Guaranteed(b)
02/23/16	3.600%	1,225,000	1,149,017
Banking (cont.)
Bank of America Corp. Senior Unsecured
01/05/21	5.875%	$1,365,000	$1,299,244
Barclays Bank PLC Senior Unsecured(b)
05/22/19	6.750%	900,000	997,761
Bear Stearns Companies LLC (The) Senior Unsecured
02/01/18	7.250%	1,200,000	1,406,821
Capital One Financial Corp. Senior Unsecured
09/15/17	6.750%	650,000	728,336
Citigroup, Inc. Senior Unsecured
05/15/18	6.125%	1,400,000	1,490,100
Goldman Sachs Group, Inc. (The) Senior Unsecured
01/18/18	5.950%	900,000	921,799
HSBC Holdings PLC Senior Unsecured(b)
04/05/21	5.100%	1,150,000	1,221,982
ING Bank NV Senior Unsecured(b)(d)(e)
06/09/14	1.940%	1,275,000	1,221,183
KeyCorp Senior Unsecured
08/13/15	3.750%	1,050,000	1,088,965
Lloyds Banking Group PLC(b)(d)
11/29/49	6.267%	79,000	42,660
Lloyds TSB Bank PLC Bank Guaranteed(b)
01/21/21	6.375%	1,250,000	1,252,669
Morgan Stanley Senior Unsecured
04/01/18	6.625%	1,250,000	1,234,304
Royal Bank of Scotland PLC (The) Bank Guaranteed(b)
01/11/21	6.125%	1,200,000	1,183,835
Santander U.S. Debt SAU Bank Guaranteed(b)(d)
10/07/15	3.781%	1,200,000	1,096,422
U.S. Bank Subordinated Notes(e)
04/29/20	3.778%	1,450,000	1,493,153
Wachovia Corp. Subordinated Notes
08/01/14	5.250%	1,175,000	1,239,358

Total			20,302,074
Brokerage —%
E*Trade Financial Corp. Senior Unsecured PIK
11/30/17	12.500%	110,000	124,300
Nuveen Investments, Inc.
11/15/15	10.500%	20,000	19,850

Total			144,150
Building Materials 0.1%
Building Materials Corp. of America Senior Notes(d)
05/01/21	6.750%	172,000	180,600
Building Materials (cont.)
Gibraltar Industries, Inc.
12/01/15	8.000%	$85,000	$85,000
Interface, Inc.
12/01/18	7.625%	69,000	72,968
Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	76,000	70,870
Nortek, Inc.(d)
12/01/18	10.000%	8,000	7,580
04/15/21	8.500%	48,000	40,560

Total			457,578
Chemicals 0.2%
CF Industries, Inc.
05/01/18	6.875%	13,000	14,885
05/01/20	7.125%	61,000	71,980
Celanese U.S. Holdings LLC
06/15/21	5.875%	4,000	4,130
Dow Chemical Co. (The) Senior Unsecured
11/15/41	5.250%	700,000	736,312
Hexion U.S. Finance Corp./Nova Scotia ULC Secured
11/15/20	9.000%	18,000	14,850
Senior Secured
02/01/18	8.875%	121,000	113,437
Ineos Finance PLC Senior Secured(b)(d)
05/15/15	9.000%	107,000	108,605
JM Huber Corp. Senior Unsecured(d)
11/01/19	9.875%	65,000	66,463
Koppers, Inc.
12/01/19	7.875%	12,000	12,720
LyondellBasell Industries NV(b)(d)
11/15/21	6.000%	147,000	152,512
MacDermid, Inc.(d)
04/15/17	9.500%	73,000	72,818
Momentive Performance Materials, Inc.
06/15/14	12.500%	41,000	43,460
Nalco Co.(d)
01/15/19	6.625%	115,000	133,112
Nova Chemicals Corp.(b) Senior Unsecured
11/01/16	8.375%	84,000	91,560
11/01/19	8.625%	2,000	2,205
Polypore International, Inc.
11/15/17	7.500%	75,000	77,625

Total			1,716,674
Construction Machinery 0.1%
CNH Capital LLC(d)
11/01/16	6.250%	146,000	150,380
Case New Holland, Inc.
12/01/17	7.875%	130,000	146,900
Columbus McKinnon Corp.
02/01/19	7.875%	49,000	50,899
Manitowoc Co., Inc. (The)
11/01/20	8.500%	91,000	95,891
Neff Rental LLC/Finance Corp. Secured(d)
05/15/16	9.625%	77,000	68,145
RSC Equipment Rental, Inc./Holdings III LLC
11/15/19	10.250%	38,000	41,420
02/01/21	8.250%	42,000	42,525

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	95

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Construction Machinery (cont.)
United Rentals North America, Inc.
12/15/19	9.250%	$138,000	$144,900
Xerium Technologies, Inc.(d)
06/15/18	8.875%	45,000	40,725

Total			781,785
Consumer Cyclical Services —%
Goodman Networks, Inc. Senior Secured(d)
07/01/18	12.125%	49,000	46,795
West Corp.
10/01/18	8.625%	35,000	35,350

Total			82,145
Consumer Products —%
Central Garden and Pet Co.
03/01/18	8.250%	67,000	65,828
Jarden Corp.
01/15/20	7.500%	59,000	62,540
Spectrum Brands Holdings, Inc. Senior Secured
06/15/18	9.500%	152,000	166,250
Spectrum Brands Holdings, Inc.(d) Senior Secured
06/15/18	9.500%	31,000	33,906
Visant Corp.
10/01/17	10.000%	40,000	36,600

Total			365,124
Diversified Manufacturing 0.1%
Amsted Industries, Inc. Senior Notes(d)
03/15/18	8.125%	82,000	87,023
CPM Holdings, Inc. Senior Secured
09/01/14	10.625%	80,000	85,200
Tomkins LLC/Inc. Secured
10/01/18	9.000%	111,000	123,071
Tyco International Ltd./Finance SA(b)
12/15/19	7.000%	650,000	800,942
WireCo WorldGroup, Inc.(d)
05/15/17	10.000%	117,000	117,731

Total			1,213,967
Electric 0.8%
AES Corp. (The) Senior Unsecured
06/01/20	8.000%	43,000	47,300
AES Corp. (The)(d) Senior Unsecured
07/01/21	7.375%	114,000	122,835
Atlantic Power Corp.(b)(d)
11/15/18	9.000%	53,000	53,018
CMS Energy Corp. Senior Unsecured
12/15/15	6.875%	70,000	77,177
Calpine Corp. Senior Secured(d)
02/15/21	7.500%	174,000	187,050
Commonwealth Edison Co. 1st Mortgage
09/15/17	6.150%	850,000	1,009,385
Electric (cont.)
DPL, Inc.(d) Senior Unsecured
10/15/16	6.500%	$32,000	$34,080
10/15/21	7.250%	50,000	54,000
DTE Energy Co. Senior Unsecured
05/15/14	7.625%	800,000	909,106
Dominion Resources, Inc. Senior Unsecured
08/15/19	5.200%	160,000	184,703
Edison Mission Energy Senior Unsecured
05/15/17	7.000%	88,000	57,200
Energy Future Intermediate Holding Co. LLC/Finance, Inc. Senior Secured
12/01/20	10.000%	50,000	52,750
GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%	58,000	58,725
Indiana Michigan Power Co. Senior Unsecured
03/15/37	6.050%	585,000	714,329
KCP&L Greater Missouri Operations Co. Senior Unsecured
07/01/12	11.875%	205,000	215,273
Midwest Generation LLC Pass-Through Certificates
01/02/16	8.560%	38,977	39,368
Nevada Power Co.
08/01/18	6.500%	605,000	729,860
Ohio Edison Co. Senior Unsecured
05/01/15	5.450%	170,000	187,110
07/15/36	6.875%	350,000	424,404
Pacific Gas & Electric Co. Senior Unsecured
03/01/37	5.800%	800,000	974,338
Progress Energy, Inc. Senior Unsecured
12/01/19	4.875%	835,000	949,323

Total			7,081,334
Entertainment 0.1%
AMC Entertainment, Inc.
06/01/19	8.750%	32,000	33,120
Cinemark U.S.A., Inc
06/15/21	7.375%	12,000	12,270
Regal Cinemas Corp.
07/15/19	8.625%	39,000	42,120
Speedway Motorsports, Inc.
06/01/16	8.750%	70,000	76,300
02/01/19	6.750%	10,000	10,100
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(f)(g)
07/01/15	9.300%	679,199	652,846
Vail Resorts, Inc.
05/01/19	6.500%	60,000	61,200

Total			887,956
Environmental —%
Clean Harbors, Inc. Senior Secured
08/15/16	7.625%	$20,000	$21,250
Food and Beverage 0.4%
ARAMARK Holdings Corp. Senior Unsecured PIK(d)
05/01/16	8.625%	19,000	19,570
Anheuser-Busch InBev Worldwide, Inc.(b)(e)
07/14/14	0.761%	885,000	880,734
Bacardi Ltd.(b)(d)
04/01/14	7.450%	150,000	169,063
Darling International, Inc.
12/15/18	8.500%	47,000	52,170
Kraft Foods, Inc. Senior Unsecured
08/11/17	6.500%	865,000	1,025,692
Pinnacle Foods Finance LLC/Corp.
04/01/15	9.250%	24,000	24,630
SABMiller PLC Senior Unsecured(b)(d)
01/15/14	5.700%	725,000	786,248

Total			2,958,107
Gaming 0.1%
Caesars Entertainment Operating Co., Inc. Secured
04/15/18	12.750%	73,000	58,035
Senior Secured
06/01/17	11.250%	111,000	117,799
MGM Resorts International
Senior Secured
03/15/20	9.000%	112,000	124,040
Senior Unsecured
03/01/18	11.375%	81,000	89,100
Penn National Gaming, Inc. Senior Subordinated Notes
08/15/19	8.750%	7,000	7,613
Pinnacle Entertainment, Inc.
06/15/15	7.500%	10,000	9,900
ROC Finance LLC/Corp. Secured(d)
09/01/18	12.125%	78,000	82,095
Seminole Indian Tribe of Florida(d)
10/01/17	7.750%	8,000	8,320
Senior Secured
10/01/20	6.535%	98,000	95,457
Seneca Gaming Corp.(d)
12/01/18	8.250%	75,000	73,312
Tunica-Biloxi Gaming Authority Senior Unsecured(d)
11/15/15	9.000%	28,000	28,000

Total			693,671
Gas Distributors 0.1%
Sempra Energy Senior Unsecured
06/01/16	6.500%	750,000	874,875
Gas Pipelines 0.5%
El Paso Corp. Senior Unsecured
06/01/18	7.250%	4,000	4,380
09/15/20	6.500%	208,000	227,240
01/15/32	7.750%	51,000	58,905

The accompanying Notes to Financial Statements are an integral part of this statement.

96	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Balanced Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Gas Pipelines (cont.)
Enterprise Products Operating LLC
02/01/41	5.950%	$500,000	$560,427
MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	97,000	101,365
Nisource Finance Corp.
09/15/17	5.250%	840,000	927,244
Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	36,000	39,600
12/01/18	6.875%	94,000	99,640
07/15/21	6.500%	87,000	90,480
Southern Natural Gas Co. Senior Unsecured(d)
04/01/17	5.900%	850,000	971,441
Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	255,000	259,463
Williams Partners LP/Finance Corp. Senior Unsecured
02/01/17	7.250%	850,000	1,008,387

Total			4,348,572
Health Care 0.4%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	8,000	8,240
AMGH Merger Sub, Inc. Senior Secured(d)
11/01/18	9.250%	66,000	67,980
American Renal Associates Holdings, Inc. Senior Unsecured
03/01/16	9.750%	10,516	10,700
American Renal Holdings Co., Inc. Senior Secured
05/15/18	8.375%	82,000	86,100
Biomet, Inc.
10/15/17	10.000%	51,000	55,080
CHS/Community Health Systems, Inc.
07/15/15	8.875%	75,000	77,438
CHS/Community Health Systems, Inc.(d)
11/15/19	8.000%	73,000	73,730
ConvaTec Healthcare E SA Senior Unsecured(b)(d)
12/15/18	10.500%	161,000	143,692
Emdeon, Inc.(d)
12/31/19	11.000%	72,000	75,330
Express Scripts, Inc.
06/15/14	6.250%	750,000	816,985
Fresenius Medical Care U.S. Finance, Inc.(d)
09/15/18	6.500%	76,000	79,610
02/15/21	5.750%	43,000	42,946
HCA, Inc.
02/15/22	7.500%	95,000	97,138
Senior Secured
02/15/20	6.500%	105,000	108,937
02/15/20	7.875%	111,000	119,880
09/15/20	7.250%	184,000	194,120
Hanger Orthopedic Group, Inc.
11/15/18	7.125%	93,000	94,511
Health Management Associates, Inc. Senior Unsecured(d)
01/15/20	7.375%	115,000	119,600
Health Care (cont.)
Healthsouth Corp.
02/15/20	8.125%	$68,000	$68,510
09/15/22	7.750%	4,000	3,935
Hospira, Inc. Senior Unsecured
03/30/17	6.050%	750,000	828,004
InVentiv Health, Inc.(d)
08/15/18	10.000%	92,000	82,800
Kinetic Concepts/KCI U.S.A., Inc.(d)
11/01/18	10.500%	51,000	49,980
Multiplan, Inc.(d)
09/01/18	9.875%	120,000	125,100
Omnicare, Inc.
06/01/20	7.750%	46,000	49,393
Radnet Management, Inc.
04/01/18	10.375%	26,000	22,880
Rural/Metro Corp. Senior Unsecured(d)
07/15/19	10.125%	41,000	38,745
STHI Holding Corp. Secured(d)
03/15/18	8.000%	37,000	38,018
Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	160,000	158,800
02/01/19	7.750%	43,000	41,280

Total			3,779,462
Healthcare Insurance 0.1%
Cigna Corp. Senior Unsecured
02/15/42	5.375%	900,000	894,827
Home Construction —%
Shea Homes LP/Funding Corp. Senior Secured (d)
05/15/19	8.625%	72,000	67,320
Independent Energy 0.8%
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	850,000	963,517
Antero Resources Finance Corp.
12/01/17	9.375%	4,000	4,320
Antero Resources Finance Corp. (d)
08/01/19	7.250%	6,000	6,150
Berry Petroleum Co. Senior Unsecured
11/01/20	6.750%	30,000	30,338
Canadian Natural Resources Ltd. Senior Unsecured (b)
05/15/17	5.700%	775,000	916,330
Carrizo Oil & Gas, Inc.
10/15/18	8.625%	176,000	177,760
Carrizo Oil & Gas, Inc.(d)
10/15/18	8.625%	7,000	7,070
Chaparral Energy, Inc.
10/01/20	9.875%	40,000	43,200
09/01/21	8.250%	86,000	87,075
Chesapeake Energy Corp.
08/15/20	6.625%	130,000	138,775
11/15/20	6.875%	86,000	92,020
02/15/21	6.125%	156,000	160,290
Concho Resources, Inc.
01/15/21	7.000%	214,000	229,782
01/15/22	6.500%	19,000	19,855
Independent Energy (cont.)
Continental Resources, Inc.
10/01/19	8.250%	$3,000	$3,300
04/01/21	7.125%	88,000	95,370
Denbury Resources, Inc.
03/01/16	9.750%	73,000	80,483
Encana Corp. Senior Unsecured (b)
11/15/21	3.900%	775,000	778,569
Goodrich Petroleum Corp.(d)
03/15/19	8.875%	53,000	53,000
Hilcorp Energy I LP/Finance Co. (d) Senior Notes
02/15/20	8.000%	13,000	13,910
04/15/21	7.625%	97,000	101,607
Kodiak Oil & Gas Corp.(b)(d)
12/01/19	8.125%	150,000	155,437
Laredo Petroleum, Inc. (d)
02/15/19	9.500%	170,000	180,200
MEG Energy Corp.(b)(d)
03/15/21	6.500%	102,000	104,295
Nexen, Inc. Senior Unsecured(b)
03/10/35	5.875%	850,000	867,381
Oasis Petroleum, Inc.
02/01/19	7.250%	106,000	109,710
11/01/21	6.500%	80,000	79,400
Petrohawk Energy Corp.
08/15/18	7.250%	77,000	86,625
06/01/19	6.250%	24,000	26,400
QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	40,000	43,100
Range Resources Corp.
05/01/18	7.250%	1,000	1,065
05/15/19	8.000%	67,000	74,705
06/01/21	5.750%	46,000	49,795
SM Energy Co. Senior Unsecured(d)
11/15/21	6.500%	36,000	37,080
WPX Energy, Inc. Senior Unsecured(d)
01/15/22	6.000%	62,000	63,473
Whiting Petroleum Corp.
10/01/18	6.500%	4,000	4,180
Woodside Finance Ltd.(b)(d)
11/10/14	4.500%	825,000	868,376

Total			6,753,943
Integrated Energy 0.1%
Petro-Canada Senior Unsecured(b)
05/15/18	6.050%	775,000	912,307
Life Insurance 0.3%
Lincoln National Corp. Senior Unsecured
07/01/19	8.750%	600,000	729,815
MetLife, Inc. Senior Unsecured
08/15/18	6.817%	900,000	1,070,584

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	97

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Life Insurance (cont.)
Prudential Financial, Inc. Senior Unsecured
06/15/17	6.100%	$775,000	$850,834

Total			2,651,233
Media Cable 0.2%
CCO Holdings LLC/Capital Corp.
04/30/18	7.875%	48,000	51,240
01/15/19	7.000%	70,000	72,975
CSC Holdings LLC Senior Unsecured
02/15/18	7.875%	60,000	66,450
CSC Holdings LLC(d) Senior Unsecured
11/15/21	6.750%	33,000	34,733
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(d)
11/15/17	8.625%	126,000	133,560
DIRECTV Holdings LLC/Financing Co., Inc.
03/01/21	5.000%	800,000	856,175
DISH DBS Corp.
02/01/16	7.125%	79,000	85,122
09/01/19	7.875%	120,000	135,600
06/01/21	6.750%	31,000	33,403
Insight Communications Co., Inc. Senior Unsecured(d)
07/15/18	9.375%	45,000	51,413
Kabel BW GmbH Senior Secured(b)(d)
03/15/19	7.500%	60,000	63,000
Quebecor Media, Inc. Senior Unsecured(b)
03/15/16	7.750%	118,000	121,245
Videotron Ltee(b)
04/15/18	9.125%	54,000	59,467

Total			1,764,383
Media Non-Cable 0.6%
AMC Networks, Inc.(d)
07/15/21	7.750%	76,000	82,650
Clear Channel Communications, Inc. Senior Secured
03/01/21	9.000%	42,000	35,385
Clear Channel Worldwide Holdings, Inc.
12/15/17	9.250%	83,000	89,640
Cumulus Media, Inc.(d)
05/01/19	7.750%	13,000	11,505
EH Holding Corp.(d)
06/15/21	7.625%	84,000	88,200
Senior Secured
06/15/19	6.500%	36,000	37,530
Intelsat Jackson Holdings SA(b)
06/15/16	11.250%	80,000	84,050
10/15/20	7.250%	167,000	169,505
Intelsat Luxembourg SA PIK(b)
02/04/17	11.500%	56,000	54,040
NBCUniversal Media LLC Senior Unsecured
04/01/41	5.950%	950,000	1,116,643
Media Non-Cable (cont.)
National CineMedia LLC Senior Unsecured
07/15/21	7.875%	$79,000	$78,309
News America, Inc.
03/15/33	6.550%	1,000,000	1,088,912
Nielsen Finance LLC/Co.
10/15/18	7.750%	157,000	169,560
Salem Communications Corp. Secured
12/15/16	9.625%	68,000	71,740
Sinclair Television Group, Inc. Secured(d)
11/01/17	9.250%	111,000	120,990
TCM Sub LLC(d)
01/15/15	3.550%	1,000,000	1,052,303
Univision Communications, Inc.(d)
05/15/21	8.500%	50,000	45,500
Senior Secured
11/01/20	7.875%	98,000	99,470
XM Satellite Radio, Inc.(d)
11/01/18	7.625%	162,000	171,720

Total			4,667,652
Metals 0.4%
Alpha Natural Resources, Inc.
06/01/19	6.000%	92,000	89,240
ArcelorMittal Senior Unsecured(b)
03/01/21	5.500%	985,000	904,140
Arch Coal, Inc.(d)
06/15/19	7.000%	123,000	126,075
06/15/21	7.250%	63,000	64,733
Calcipar SA Senior Secured(b)(d)
05/01/18	6.875%	40,000	36,000
Consol Energy, Inc.
04/01/20	8.250%	165,000	182,325
FMG Resources August 2006 Proprietary Ltd.(b)(d)
11/01/15	7.000%	125,000	126,250
02/01/16	6.375%	141,000	136,770
Senior Notes
11/01/19	8.250%	82,000	82,820
JMC Steel Group Senior Notes(d)
03/15/18	8.250%	58,000	56,550
Novelis, Inc.(b)
12/15/20	8.750%	78,000	83,655
Peabody Energy Corp.(d)
11/15/18	6.000%	90,000	91,800
11/15/21	6.250%	60,000	62,100
Rain CII Carbon LLC/Corp. Senior Secured(d)
12/01/18	8.000%	83,000	84,867
Vale Overseas Ltd.(b)
01/23/17	6.250%	800,000	901,534

Total			3,028,859
Non-Captive Consumer —%
SLM Corp. Senior Notes
01/25/16	6.250%	43,000	41,817
Non-Captive Consumer (cont.)
Senior Unsecured
03/25/20	8.000%	$102,000	$103,020
Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	107,000	77,307

Total			222,144
Non-Captive Diversified 0.5%
Ally Financial, Inc.
03/15/20	8.000%	494,000	506,350
CIT Group, Inc. Secured
05/01/17	7.000%	47,000	47,000
CIT Group, Inc.(d) Secured
05/02/16	7.000%	140,000	139,825
05/02/17	7.000%	144,000	143,820
04/01/18	6.625%	158,000	162,345
Ford Motor Credit Co. LLC Senior Unsecured
01/15/20	8.125%	87,000	102,405
02/01/21	5.750%	419,000	436,653
General Electric Capital Corp. Senior Unsecured(e)
09/15/14	0.806%	2,500,000	2,398,305
International Lease Finance Corp. Senior Unsecured
09/01/17	8.875%	59,000	60,918
05/15/19	6.250%	71,000	65,589
12/15/20	8.250%	238,000	240,380
01/15/22	8.625%	45,000	45,522

Total			4,349,112
Oil Field Services 0.1%
Green Field Energy Services, Inc. Senior Secured(d)
11/15/16	13.000%	110,000	106,700
Offshore Group Investments Ltd. Senior Secured(b)
08/01/15	11.500%	170,000	183,812
Weatherford International, Inc.
06/15/37	6.800%	850,000	950,822

Total			1,241,334
Other Industry —%
Interline Brands, Inc.
11/15/18	7.000%	47,000	48,645
Packaging 0.1%
Ardagh Packaging Finance PLC Senior Secured(b)(d)
10/15/17	7.375%	89,000	89,890
Ball Corp.
09/01/19	7.375%	56,000	61,320
Crown Americas LLC/Capital Corp. III
02/01/21	6.250%	46,000	48,070
Greif, Inc. Senior Unsecured
02/01/17	6.750%	55,000	57,475

The accompanying Notes to Financial Statements are an integral part of this statement.

98	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Balanced Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Packaging (cont.)
Reynolds Group Issuer, Inc./LLC(d) Senior Secured
04/15/19	7.125%	$118,000	$120,065
08/15/19	7.875%	131,000	136,895
02/15/21	6.875%	34,000	33,745
Senior Unsecured
08/15/19	9.875%	186,000	180,420

Total			727,880
Paper —%
Cascades, Inc.(b)
12/15/17	7.750%	96,000	95,040
Graphic Packaging International, Inc.
06/15/17	9.500%	95,000	104,025
10/01/18	7.875%	21,000	22,365
Verso Paper Holdings LLC/Inc. Secured
02/01/19	8.750%	60,000	36,600

Total			258,030
Pharmaceuticals 0.2%
Endo Pharmaceuticals Holdings, Inc.
01/15/22	7.250%	27,000	28,721
Grifols, Inc.
02/01/18	8.250%	116,000	121,800
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(d)
12/01/19	9.500%	26,000	27,300
Mylan, Inc.(d)
11/15/18	6.000%	85,000	87,444
Roche Holdings, Inc.(d)
03/01/19	6.000%	925,000	1,124,257

Total			1,389,522
Property & Casualty 0.5%
Berkshire Hathaway, Inc. Senior Unsecured(e)
08/15/14	1.157%	1,100,000	1,102,463
CNA Financial Corp. Senior Unsecured
11/15/19	7.350%	700,000	780,150
Liberty Mutual Group, Inc.(d)
06/01/21	5.000%	775,000	759,427
Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	650,000	737,800
Travelers Companies, Inc. (The) Senior Unsecured
05/15/18	5.800%	850,000	999,129

Total			4,378,969
Railroads 0.2%
CSX Corp. Senior Unsecured
10/30/20	3.700%	445,000	453,622
Canadian Pacific Railway Co. Senior Unsecured(b)
03/15/23	4.450%	825,000	830,530

Total			1,284,152
Refining —%
United Refining Co. Senior Secured
02/28/18	10.500%	$41,000	$38,335
REITs 0.3%
Duke Realty LP Senior Unsecured
08/15/19	8.250%	600,000	705,014
Kimco Realty Corp. Senior Unsecured
02/01/18	4.300%	750,000	760,468
Simon Property Group LP Senior Unsecured
02/01/40	6.750%	750,000	979,248

Total			2,444,730
Retailers 0.2%
Burlington Coat Factory Warehouse Corp.
02/15/19	10.000%	35,000	34,212
CVS Caremark Corp. Senior Unsecured
06/01/17	5.750%	650,000	758,447
Limited Brands, Inc.
04/01/21	6.625%	35,000	37,100
Macy’s Retail Holdings, Inc.
07/15/34	6.700%	650,000	717,450
Needle Merger Sub Corp. Senior Unsecured(d)
03/15/19	8.125%	23,000	21,908
Number Merger Sub, Inc. Senior Notes(d)
12/15/19	11.000%	38,000	38,380
QVC, Inc.(d) Senior Secured
10/01/19	7.500%	48,000	51,840
10/15/20	7.375%	44,000	47,300
Rite Aid Corp.
06/15/17	9.500%	70,000	63,875
Senior Secured
08/15/20	8.000%	90,000	99,450
Sally Holdings LLC/Capital, Inc.(d)
11/15/19	6.875%	25,000	26,000

Total			1,895,962
Supermarkets 0.1%
Kroger Co. (The)
07/15/40	5.400%	550,000	592,541
Technology 0.4%
Amkor Technology, Inc. Senior Unsecured
05/01/18	7.375%	164,000	167,690
06/01/21	6.625%	14,000	13,475
Brocade Communications Systems, Inc. Senior Secured
01/15/18	6.625%	38,000	39,520
01/15/20	6.875%	43,000	45,795
CDW LLC / Finance Corp.
04/01/19	8.500%	116,000	116,870
Senior Secured
12/15/18	8.000%	49,000	51,083
Cardtronics, Inc.
09/01/18	8.250%	104,000	113,360
Technology (cont.)
CommScope, Inc.(d)
01/15/19	8.250%	$50,000	$50,000
Equinix, Inc. Senior Unsecured
07/15/21	7.000%	48,000	50,880
First Data Corp.(d)
01/15/21	12.625%	160,000	139,200
Senior Secured
06/15/19	7.375%	59,000	55,460
08/15/20	8.875%	80,000	80,000
Freescale Semiconductor, Inc. Senior Secured(b)(d)
04/15/18	9.250%	75,000	80,156
Hewlett-Packard Co. Senior Unsecured
06/01/21	4.300%	850,000	871,616
Interactive Data Corp.
08/01/18	10.250%	92,000	100,740
NXP BV/Funding LLC Senior Secured(b)(d)
08/01/18	9.750%	171,000	187,245
Oracle Corp. Senior Unsecured
04/15/38	6.500%	700,000	945,899
iGate Corp.(d)
05/01/16	9.000%	76,000	79,040

Total			3,188,029
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.
01/15/19	8.250%	27,000	26,798
03/15/20	9.750%	65,000	66,787
ERAC U.S.A. Finance LLC(d)
10/15/37	7.000%	720,000	866,213
Hertz Corp. (The)
10/15/18	7.500%	94,000	98,230
01/15/21	7.375%	34,000	34,553

Total			1,092,581
Wireless 0.5%
America Movil SAB de CV(b)
11/15/17	5.625%	500,000	574,770
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(d)
05/01/17	7.750%	74,000	79,735
Cricket Communications, Inc.
10/15/20	7.750%	81,000	70,875
Senior Secured
05/15/16	7.750%	119,000	122,867
MetroPCS Wireless, Inc.
09/01/18	7.875%	112,000	113,680
11/15/20	6.625%	10,000	9,325
NII Capital Corp.
04/01/21	7.625%	79,000	78,408
Nextel Communications, Inc.
08/01/15	7.375%	98,000	89,670
Rogers Communications, Inc.(b)
08/15/18	6.800%	740,000	901,294
SBA Telecommunications, Inc.
08/15/16	8.000%	80,000	86,200
08/15/19	8.250%	133,000	144,637

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	99

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Wireless (cont.)
Sprint Nextel Corp. Senior Unsecured
08/15/17	8.375%	$50,000	$44,813
Sprint Nextel Corp.(d)
11/15/18	9.000%	309,000	324,064
Senior Unsecured
11/15/21	11.500%	62,000	61,303
United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	905,000	908,682
Wind Acquisition Finance SA(b)(d) Secured
07/15/17	11.750%	39,000	34,905
Senior Secured
02/15/18	7.250%	203,000	183,207

Total			3,828,435
Wirelines 1.0%
AT&T, Inc. Senior Unsecured
02/15/39	6.550%	1,100,000	1,399,243
Cincinnati Bell, Inc.
10/15/20	8.375%	32,000	31,920
Deutsche Telekom International Finance BV(b)
03/23/16	5.750%	400,000	445,151
Embarq Corp. Senior Unsecured
06/01/36	7.995%	915,000	948,112
France Telecom SA Senior Unsecured(b)
09/14/16	2.750%	1,200,000	1,203,234
Frontier Communications Corp. Senior Unsecured
04/15/15	7.875%	39,000	39,536
04/15/17	8.250%	57,000	58,282
04/15/22	8.750%	28,000	27,720
Integra Telecom Holdings, Inc. Senior Secured(d)
04/15/16	10.750%	25,000	20,125
Level 3 Communications, Inc. Senior Unsecured
02/01/19	11.875%	58,000	61,770
Level 3 Financing, Inc.
02/15/17	8.750%	30,000	30,525
02/01/18	10.000%	21,000	22,260
04/01/19	9.375%	155,000	161,781
Level 3 Financing, Inc.(d) Senior Unsecured
07/01/19	8.125%	21,000	20,685
PAETEC Holding Corp.
12/01/18	9.875%	124,000	136,400
Senior Secured
06/30/17	8.875%	64,000	69,120
Qwest Communications International, Inc.
04/01/18	7.125%	154,000	160,160
Telecom Italia Capital SA(b)
07/18/36	7.200%	1,040,000	858,986
Telefonica Emisiones SAU(b)
01/15/15	4.949%	1,290,000	1,283,215
Tw telecom holdings, Inc.
03/01/18	8.000%	65,000	69,225
Wirelines (cont.)
Verizon New York, Inc. Senior Unsecured
04/01/32	7.375%	$1,395,000	$1,624,401
Windstream Corp.
11/01/17	7.875%	102,000	110,415

Total			8,782,266
Total Corporate Bonds & Notes
(Cost: $102,786,071)			$104,458,661

Residential Mortgage-Backed Securities — Agency 14.3%
Federal Home Loan Mortgage Corp.(h)
02/01/17- 07/01/32	6.500%	$1,612,849	$1,832,666
05/01/18- 06/01/38	5.500%	11,033,420	11,985,314
08/01/18- 05/01/41	5.000%	15,658,658	16,859,137
12/01/23- 06/01/37	6.000%	11,479,099	12,635,891
04/01/32	7.000%	237,261	272,648
05/01/39- 06/01/41	4.500%	14,070,124	14,916,874
CMO Series 3840 Class AU
05/15/37	3.500%	3,323,750	3,452,939
CMO Series 3856 Class EA
10/15/18	3.000%	2,502,914	2,591,874
Federal Home Loan Mortgage Corp.(h)(i)
01/01/42	3.500%	18,355,000	18,845,424
01/01/42	4.000%	11,825,000	12,401,469
Federal National Mortgage Association(e)(h)
08/01/34	5.476%	319,202	341,878
Federal National Mortgage Association(h)
11/01/16- 12/01/28	6.000%	593,639	652,308
06/01/17- 09/01/32	6.500%	797,201	895,773
04/01/18	4.500%	268,950	287,979
11/01/18- 12/01/32	7.000%	2,136,889	2,475,506
07/01/23- 06/01/40	5.000%	4,102,622	4,447,735
08/01/23- 03/01/38	5.500%	4,058,298	4,440,685
Federal National Mortgage Association(h)(i)
01/01/42	4.000%	6,150,000	6,460,383
Federal National Mortgage Association(h)(j)
CMO IO Series 2003-63 Class IP
07/25/33	6.000%	1,533,621	270,754
CMO IO Series 2003-71 Class IM
12/25/31	5.500%	623,263	47,745
CMO IO Series 2004-84 Class GI
12/25/22	5.000%	118,184	3,654
Federal National Mortgage Association(h)(k)
10/01/40	4.500%	2,722,778	2,899,704
Government National Mortgage Association(h)
09/15/33	5.000%	918,712	1,023,532
10/15/33	5.500%	890,156	1,010,744
Total Residential Mortgage-Backed Securities — Agency
(Cost: $118,360,979)			$121,052,616
Residential Mortgage-Backed Securities — Non-Agency 0.1%
Citigroup Mortgage Loan Trust, Inc. CMO Series 2010-6 Class 1A1(d)(h)
05/25/35	4.750%	$998,860	$1,007,288
Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $993,866)			$1,007,288

Commercial Mortgage-Backed Securities — Agency 1.7%
Federal National Mortgage Association CMO Series 2002-M2 Class C(h)
08/25/12	4.717%	$104,621	$105,761
Government National Mortgage Association(e)(h) CMO Series 2010-52 Class AE
06/16/36	4.115%	1,768,211	1,871,505
Government National Mortgage Association(h) CMO Series 2007-13 Class C
06/16/40	5.020%	921,844	987,425
CMO Series 2010-102 Class AE
11/16/39	3.500%	1,894,979	1,992,133
CMO Series 2011-109 Class A
07/16/32	2.450%	1,924,115	1,954,659
CMO Series 2011-149 Class A
10/16/46	3.000%	834,050	870,766
CMO Series 2011-64 Class A
08/16/34	2.380%	2,757,518	2,809,142
CMO Series 2011-64 Class AD
11/16/38	2.700%	815,373	839,041
CMO Series 2011-78 Class A
08/16/34	2.250%	3,133,361	3,179,146
Total Commercial Mortgage-Backed Securities — Agency
(Cost: $14,573,757)			$14,609,578

Commercial Mortgage-Backed Securities — Non-Agency 3.5%
Americold LLC Trust Series 2010-ARTA Class A1(d)(h)
01/14/29	3.847%	$602,888	$631,170
Banc of America Merrill Lynch Commercial Mortgage, Inc.(h) Series 2005-3 Class A3A
07/10/43	4.621%	675,000	686,718
Series 2005-3 Class A4
07/10/43	4.668%	625,000	676,798
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4(h)
12/11/49	5.322%	1,075,000	1,137,672
Commercial Mortgage Pass-Through Certificates(d)(h) Series 2011-THL Class A
06/09/28	3.376%	1,715,000	1,738,545
Commercial Mortgage Pass-Through Certificates(h) Series 2006-C8 Class AAB
12/10/46	5.291%	1,180,000	1,254,076
Credit Suisse First Boston Mortgage Securities Corp.(e)(h) Series 2004-C1 Class A4
01/15/37	4.750%	705,000	738,509
Credit Suisse First Boston Mortgage Securities Corp.(h) Series 2004-C2 Class A1
05/15/36	3.819%	112,128	113,453

The accompanying Notes to Financial Statements are an integral part of this statement.

100	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Balanced Fund

Issuer	Coupon Rate	Principal Amount	Value
Commercial Mortgage-Backed Securities — Non-Agency (continued)
DBUBS Mortgage Trust Series 2011-LC1A Class A3(d)(h)
11/10/46	5.002%	$225,000	$253,377
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class AAB(h)
12/10/41	4.702%	1,309,440	1,355,016
GS Mortgage Securities Corp. II Series 2007-GG10 Class F(e)(h)(l)
08/10/45	5.790%	1,050,000	125,055
General Electric Capital Assurance Co.(d)(e)(h) Series 2003-1 Class A4
05/12/35	5.254%	598,927	630,856
Series 2003-1 Class A5
05/12/35	5.743%	400,000	471,424
Greenwich Capital Commercial Funding Corp.(h) Series 2005-GG3 Class AAB
08/10/42	4.619%	1,414,767	1,453,561
Series 2007-GG9 Class A4
03/10/39	5.444%	2,125,000	2,300,070
JPMorgan Chase Commercial Mortgage Securities Corp.(d)(h) Series 2009-IWST Class A2
12/05/27	5.633%	500,000	570,995
Series 2010-C1 Class A1
06/15/43	3.853%	484,390	506,400
Series 2010-C2 Class A3
11/15/43	4.070%	300,000	314,819
Series 2010-CNTR Class A2
08/05/32	4.311%	700,000	731,155
Series 2011-C3 Class A4
02/15/46	4.717%	650,000	710,614
JPMorgan Chase Commercial Mortgage Securities Corp.(e)(h) Series 2005-LDP3 Class ASB
08/15/42	4.893%	573,306	601,464
Series 2005-LDP5 Class A4
12/15/44	5.205%	950,000	1,053,245
Series 2006-LDP6 Class ASB
04/15/43	5.490%	221,835	234,394
JPMorgan Chase Commercial Mortgage Securities Corp.(h) Series 2002-CIB5 Class A2
10/12/37	5.161%	1,240,000	1,265,152
Series 2003-ML1A Class A1
03/12/39	3.972%	194,349	195,234
Series 2005-LDP2 Class A3
07/15/42	4.697%	316,670	319,084
LB-UBS Commercial Mortgage Trust(e)(h) Series 2006-C4 Class AAB
06/15/32	5.845%	965,257	1,028,968
Series 2007-C7 Class A3
09/15/45	5.866%	850,000	929,220
LB-UBS Commercial Mortgage Trust(h) Series 2004-C2 Class A3
03/15/29	3.973%	530,505	540,473
Morgan Stanley Capital I(d)(e)(h) Series 2011-C1 Class A4
09/15/47	5.033%	450,000	500,273
Morgan Stanley Capital I(e)(h) Series 2006-T23 Class AAB
08/12/41	5.801%	789,146	830,601
Morgan Stanley Reremic Trust(d)(e)(h) Series 2009-GG10 Class A4A
08/12/45	5.790%	1,325,000	1,485,511
Series 2010-GG10 Class A4A
08/15/45	5.790%	$2,075,000	$2,326,365
Wachovia Bank Commercial Mortgage Trust(e)(h) Series 2005- C22 Class AM
12/15/44	5.319%	300,000	305,406
Wachovia Bank Commercial Mortgage Trust(h) Series 2006-C24 Class APB
03/15/45	5.576%	519,846	537,765
Series 2006-C27 Class APB
07/15/45	5.727%	809,573	829,984
Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $29,236,431)			$29,383,422

Asset-Backed Securities — Non-Agency 0.7%
Access Group, Inc. Series 2005-1 Class A1(e)
06/22/18	0.650%	$105,970	$105,353
Avis Budget Rental Car Funding AESOP LLC Series 2010-2A Class A(d)
08/20/14	3.630%	400,000	409,537
DT Auto Owner Trust(d) Series 2009-1 Class A1
10/15/15	2.980%	331,232	331,454
Series 2010-1A Class A2
12/17/12	0.990%	125,919	125,912
Deutsche Mortgage Securities, Inc. CMO Series 2009-RS2 Class 4A1(d)(e)
04/26/37	0.387%	400,188	392,399
GTP Towers Issuer LLC(d)
02/15/15	4.436%	300,000	298,141
Hertz Vehicle Financing LLC(d) Series 2009-2A Class A1
03/25/14	4.260%	900,000	925,936
Series 2010-1A Class A1
02/25/15	2.600%	500,000	508,832
National Collegiate Student Loan Trust CMO IO Series 2006-3 Class AIO(j)
01/25/12	7.100%	1,955,526	765
SBA Tower Trust(d)
04/15/40	4.254%	1,000,000	1,011,596
SLM Student Loan Trust Series 2006-C Class A2(e)
09/15/20	0.596%	310,793	308,153
Santander Drive Auto Receivables Trust Series 2010-2 Class A2
08/15/13	0.950%	431,080	431,265
Sierra Receivables Funding Co. LLC(d) Series 2010-1A Class A1
07/20/26	4.480%	102,122	105,763
Series 2010-2A Class A
11/20/25	3.840%	203,386	207,657
Series 2010-3A Class A
11/20/25	3.510%	187,811	192,597
Sierra Receivables Funding Co. LLC(d)(e) Series 2007-2A Class A2 (NPFGC)
09/20/19	1.285%	470,869	445,859
Total Asset-Backed Securities — Non-Agency
(Cost: $5,738,540)			$5,801,219
Inflation-Indexed Bonds 0.4%
U.S. Treasury Inflation-Indexed Bond
07/15/15	1.875%	$684,514	$754,891
07/15/17	2.625%	1,092,540	1,300,550
01/15/29	2.500%	817,362	1,090,475
Total Inflation-Indexed Bonds
(Cost: $2,783,658)			$3,145,916

U.S. Treasury Obligations 2.2%
U.S. Treasury
03/31/13	0.750%	$1,200,000	$1,208,344
02/15/21	3.625%	968,000	1,123,863
08/15/40	3.875%	13,400,000	16,063,250
Total U.S. Treasury Obligations
(Cost: $16,498,780)			$18,395,457

Foreign Government Obligations 0.8%
Canada 0.7%
Province of Nova Scotia Senior Unsecured(b)
01/26/17	5.125%	$1,700,000	$1,979,584
Province of Ontario Senior Unsecured(b)
12/15/17	3.150%	2,000,000	2,120,678
Province of Quebec Senior Unsecured(b)
05/14/18	4.625%	1,750,000	2,012,129

Total			6,112,391
Mexico 0.1%
Pemex Project Funding Master Trust(b)
01/21/21	5.500%	900,000	976,500
Total Foreign Government Obligations
(Cost: $6,879,875)			$7,088,891

Municipal Bonds 0.2%
State of Illinois Unlimited General Obligation Bonds Taxable Series 2011
03/01/15	4.511%	$1,550,000	$1,623,594
Total Municipal Bonds
(Cost: $1,580,888)			$1,623,594

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans —%
Gaming —%
Caesars Octavius LLC Tranche B Term Loan(m)
04/25/17	9.250%	$43,000	$40,807
ROC Finance LLC Tranche B Term Loan(m)
08/19/17	8.500%	26,000	25,935

Total			$66,742

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	101

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Media Non-Cable —%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan (m)
03/18/19	7.500%	$103,000	$100,039
Total Senior Loans
(Cost: $166,243)			$166,781

Issuer	Shares	Value
Warrants —%
ENERGY —%
Energy Equipment & Services —%
Green Field Energy Services, Inc. (a)	110	$5,060
Total Warrants
(Cost: $4,452)		$5,060

	Shares	Value
Money Market Funds 5.2%
Columbia Short-Term Cash Fund, 0.141% (n)(o)	44,050,011	$44,050,011
Total Money Market Funds
(Cost: $44,050,011)		$44,050,011

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 10.6%
Asset-Backed Commercial Paper 0.4%
Atlantis One
02/01/12	0.370%	$999,568	$999,568
Royal Park Investments Funding Corp.
01/05/12	1.000%	1,999,611	1,999,611

Total			2,999,179
Certificates of Deposit 0.9%
Natixis
01/04/12	1.000%	4,000,000	4,000,000
Standard Chartered Bank PLC
03/30/12	0.625%	3,993,691	3,993,691

Total			$7,993,691
Repurchase Agreements 9.3%
Citibank NA dated 12/30/11, matures 01/03/12, repurchase price $2,000,018(p)
	0.080%	2,000,000	2,000,000
Citigroup Global Markets, Inc. dated 12/30/11, matures 01/03/12, repurchase price $6,998,839(p)
	0.050%	6,998,800	6,998,800
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $7,000,078(p)
	0.100%	7,000,000	7,000,000
Repurchase Agreements (cont.)
Natixis Financial Products, Inc.(p) dated 12/30/11, matures 01/03/12, repurchase price $2,000,011
	0.050%	$2,000,000	$2,000,000
repurchase price $5,000,028
	0.050%	5,000,000	5,000,000
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $5,000,056(p)
	0.100%	5,000,000	5,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $16,000,249(p)
	0.140%	16,000,000	16,000,000
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $34,567,558(p)
	0.080%	34,567,251	34,567,251

Total			78,566,051
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $89,558,921)			$89,558,921
Total Investments
(Cost: $935,481,660)			$973,442,939
Other Assets & Liabilities, Net			(126,562,486)
Net Assets			$846,880,453

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2011

Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
U.S. Treasury Note, 5-year	(126)	$(15,530,484)	April 2012	$—	$(68,142)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $100,586,941 or 11.88% of net assets.

(c)	At December 31, 2011, security was partially or fully on loan.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $34,995,916 or 4.13% of net assets.

(e)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

102	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Balanced Fund

Notes to Portfolio of Investments (continued)

(f)

Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2011 was $652,846, representing 0.08% of net assets. Information concerning such security holdings at December 31, 2011 was as follows:

Security Description	Acquisition Dates	Cost
United Artists Theatre Circuit, Inc. 1955-A Pass-Through Certificates 9.30% 07/01/15	12/08/95 — 08/12/96	$654,771
(g)

Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2011, the value of these securities amounted to $652,846, which represents 0.08% of net assets.

(h)

The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(i)	Represents a security purchased on a when-issued or delayed delivery basis.

(j)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(k)

At December 31, 2011, investments in securities included securities valued at $144,985 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(l)

Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2011 the value of these securities amounted to $125,055, which represents 0.01% of net assets.

(m)

Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average of the coupon rates in effect as of December 31, 2011. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(n)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(o)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$15,311,808	$389,797,537	$(361,059,334)	$—	$44,050,011	$60,281	$44,050,011

(p)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citibank NA (0.080%)

Security Description	Value
Fannie Mae REMICS	$580,645
Freddie Mac REMICS	1,411,414
Government National Mortgage Association	47,941
Total Market Value of Collateral Securities	$2,040,000

Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$4,417,580
Freddie Mac REMICS	2,174,700
Government National Mortgage Association	546,496
Total Market Value of Collateral Securities	$7,138,776

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	103

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$4,637,556
Federal National Mortgage Association	63,822
Freddie Mac Gold Pool	1,624,775
Freddie Mac Non Gold Pool	530,907
Ginnie Mae I Pool	282,609
Ginnie Mae II Pool	331
Total Market Value of Collateral Securities	$7,140,000

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Fannie Mae Interest Strip	$970,758
Fannie Mae REMICS	2,198,424
Federal Home Loan Mortgage Corp	1,616,801
Federal National Mortgage Association	314,048
Total Market Value of Collateral Securities	$5,100,031

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Federal Home Loan Mortgage Corp	$999,696
Federal National Mortgage Association	491,503
United States Treasury Note/Bond	548,817
Total Market Value of Collateral Securities	$2,040,016

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$2,525,784
Ginnie Mae I Pool	1,251,535
Ginnie Mae II Pool	1,322,681
Total Market Value of Collateral Securities	$5,100,000

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$4,149,461
Fannie Mae REMICS	1,512,961
Fannie Mae Whole Loan	5,000
Fannie Mae-Aces	18,361
Federal Farm Credit Bank	140,920
Federal Home Loan Banks	158,936
Federal Home Loan Mortgage Corp	126,547
Federal National Mortgage Association	262,551
Freddie Mac Gold Pool	1,782,664
Freddie Mac Non Gold Pool	534,658
Freddie Mac Reference REMIC	43
Freddie Mac REMICS	1,206,875
Ginnie Mae I Pool	2,076,164
Ginnie Mae II Pool	2,781,450
Government National Mortgage Association	682,610
United States Treasury Bill	25,698
United States Treasury Note/Bond	834,245
United States Treasury Strip Coupon	20,857
Total Market Value of Collateral Securities	$16,320,001

The accompanying Notes to Financial Statements are an integral part of this statement.

104	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Balanced Fund

Notes to Portfolio of Investments (continued)

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$10,652,975
Freddie Mac REMICS	3,746,614
Government National Mortgage Association	20,859,007
Total Market Value of Collateral Securities	$35,258,596

Abbreviation Legend
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	105

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

106	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Balanced Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$41,672,870	$—	$—	$41,672,870
Consumer Staples	64,756,861	—	—	64,756,861
Energy	71,066,835	—	—	71,066,835
Financials	73,049,734	—	—	73,049,734
Health Care	69,306,287	—	—	69,306,287
Industrials	59,410,485	—	—	59,410,485
Information Technology	132,020,815	—	—	132,020,815
Materials	13,657,063	—	—	13,657,063
Telecommunication Services	5,452,536	—	—	5,452,536
Utilities	2,702,038	—	—	2,702,038
Warrants
Energy	—	5,060	—	5,060
Total Equity Securities	533,095,524	5,060	—	533,100,584
Bonds
Corporate Bonds & Notes
Electric	—	7,041,966	39,368	7,081,334
Entertainment	—	235,110	652,846	887,956
All Other Industries	—	96,489,371	—	96,489,371
Residential Mortgage-Backed Securities — Agency	—	121,052,616	—	121,052,616
Residential Mortgage-Backed Securities — Non-Agency	—	1,007,288	—	1,007,288
Commercial Mortgage-Backed Securities — Agency	—	14,609,578	—	14,609,578
Commercial Mortgage-Backed Securities — Non-Agency	—	29,383,422	—	29,383,422
Asset-Backed Securities — Non-Agency	—	5,801,219	—	5,801,219
Inflation-Indexed Bonds	—	3,145,916	—	3,145,916
U.S. Treasury Obligations	18,395,457	—	—	18,395,457
Foreign Government Obligations	—	7,088,891	—	7,088,891
Municipal Bonds	—	1,623,594	—	1,623,594
Total Bonds	18,395,457	287,478,971	692,214	306,566,642
Other
Senior Loans	—	166,781	—	166,781
Money Market Funds	44,050,011	—	—	44,050,011
Investments of Cash Collateral Received for Securities on Loan	—	89,558,921	—	89,558,921
Total Other	44,050,011	89,725,702	—	133,775,713
Investments in Securities	595,540,992	377,209,733	692,214	973,442,939
Derivatives(c)
Liabilities
Futures Contracts	(68,142)	—	—	(68,142)
Total	$595,472,850	$377,209,733	$692,214	$973,374,797

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate Bonds classified as Level 3 are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, observed yields on comparable securities, and the utilization of single market quotations from broker dealers.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	107

Portfolio of Investments (continued)

Columbia Variable Portfolio – Balanced Fund

Fair Value Measurements (continued)

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Futures contracts are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes	Residential Mortgage-Backed Securities — Non-Agency	Total
Balance as of December 31, 2010	$813,215	$850,000	$1,663,215
Accrued discounts/premiums	4,138	—	4,138
Realized gain (loss)	(13,817)	(21,250)	(35,067)
Change in unrealized appreciation (depreciation)*	(15,962)	—	(15,962)
Sales	(859,852)	(828,750)	(1,688,602)
Purchases	764,492	—	764,492
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of December 31, 2011	$692,214	$ —	$ 692,214

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2011 was $(15,962).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;
(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;
(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and
(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

108	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Variable Portfolio – Cash Management Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Asset-Backed Commercial Paper 20.5%
CRC Funding LLC
01/05/12	0.100%	$8,000,000	$7,999,867
Charta LLC
01/03/12	0.010%	30,000,000	29,999,975
FCAR Owner Trust Series I
02/01/12	0.250%	14,500,000	14,496,778
Fairway Finance Co. LLC(a)
01/20/12	0.210%	7,000,000	6,999,144
02/16/12	0.220%	10,000,000	9,997,128
Jupiter Securitization Co. LLC
01/17/12	0.130%	10,000,000	9,999,339
02/14/12	0.180%	14,000,000	13,996,850
Market Street Funding LLC(a)
01/03/12	0.040%	13,500,000	13,499,944
01/23/12	0.140%	17,000,000	16,998,479
02/09/12	0.130%	3,000,000	2,999,566
Metlife Short Term Funding LLC(a)
01/04/12	0.190%	10,000,000	9,999,733
01/05/12	0.200%	10,000,000	9,999,667
02/13/12	0.320%	10,000,000	9,996,089
Thunder Bay Funding LLC(a)
03/01/12	0.220%	12,000,000	11,995,527
03/21/12	0.220%	10,000,000	9,995,050
Total Asset-Backed Commercial Paper
(Cost: $178,973,136)			$178,973,136

Commercial Paper 23.8%
Banking 12.6%
ANZ National International Ltd.(a)
01/27/12	0.080%	$2,999,820	$2,999,820
Bank Of Nova Scotia Trust Co.
01/04/12	0.020%	29,999,933	29,999,933
Barclays U.S. Funding Corp.
01/03/12	0.070%	21,999,835	21,999,835
Canadian Imperial Holdings, Inc.
01/06/12	0.030%	29,999,850	29,999,850
State Street Corp.
01/10/12	0.180%	10,000,000	9,999,445
02/01/12	0.200%	15,000,000	14,997,333

Total			109,996,216
Life Insurance 3.4%
New York Life Capital Corp.
03/12/12	0.160%	29,990,400	29,990,400
Non-Captive Diversified 3.4%
General Electric Capital Corp.
01/03/12	0.020%	29,999,925	29,999,925
Other Financial Institutions 2.9%
Cafco LLC
01/23/12	0.100%	24,998,403	24,998,403
Pharmaceuticals 1.5%
Roche Holdings, Inc.
02/06/12	0.060%	12,999,198	12,999,198
Total Commercial Paper
(Cost: $207,984,142)			$207,984,142

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Certificates of Deposit 18.2%
Bank Of Montreal
01/04/12	0.060%	$30,000,000	$30,000,000
Chase Bank U.S.A.
01/03/12	0.010%	30,000,000	30,000,000
Citibank
01/09/12	0.090%	25,000,000	25,000,000
Royal Bank Of Canada
01/03/12	0.010%	29,000,000	29,000,000
Toronto Dominion Bank
02/07/12	0.090%	30,000,000	30,000,000
Westpac Banking Corp.(b)
07/03/12	0.558%	15,000,000	15,000,000
Total Certificates of Deposit
(Cost: $159,000,000)			$159,000,000

U.S.Government & Agency Obligations 21.1%
Federal Home Loan Bank Discount Notes
02/08/12	0.010%	$13,000,000	$12,999,859
02/22/12	0.010%	26,000,000	25,999,617
03/14/12	0.010%	9,401,000	9,400,768
Federal Home Loan Banks
09/19/12	0.350%	10,000,000	10,000,000
12/10/12	0.300%	9,000,000	9,000,000
Federal Home Loan Banks(b)
01/19/12	0.170%	4,000,000	4,000,000
01/24/12	0.170%	8,000,000	8,000,000
02/02/12	0.170%	9,000,000	9,000,000
09/05/12	0.190%	19,000,000	19,000,000
Federal Home Loan Mortgage Corp. Discount Notes
03/15/12	0.010%	20,000,000	19,999,584
05/09/12	0.040%	37,000,000	36,994,656
05/22/12	0.040%	20,000,000	19,996,822
Total U.S. Government & Agency Obligations
(Cost: $184,391,306)			$184,391,306

U.S. Government-Insured Debt 4.1%
Straight-A Funding LLC(c)
U.S. Treasury Government Guaranty
01/11/12	0.110%	$15,000,000	$14,999,450
02/14/12	0.150%	20,774,000	20,770,105
Total U.S. Government-Insured Debt
(Cost: $35,769,555)			$35,769,555

Treasury Note Short-Term 8.8%
U.S. Treasury Bills
01/05/12	0.020%	$37,000,000	$36,999,873
01/12/12	0.040%	40,000,000	39,999,467
Total Treasury Note Short-Term
(Cost: $76,999,340)			$76,999,340

Issuer	Coupon Rate	Principal Amount	Value
Asset-Backed Securities — Non-Agency 3.5%
ABS Other 0.6%
CNH Equipment Trust Series 2011-C Class A1
01/04/13	0.548%	$3,300,000	$3,300,000
GE Equipment Small Ticket LLC Series 2011-2A Class A1 (a)
11/21/12	0.507%	2,329,714	2,329,714

Total			5,629,714
Car Loan 2.9%
AmeriCredit Automobile Receivables Trust
Series 2011-4 Class A1
10/09/12	0.339%	4,377,591	4,377,591
Series 2011-5 Class A1
11/08/12	0.433%	2,749,351	2,749,351
Enterprise Fleet Financing LLC (a)
Series 2011-2 Class A1
07/20/12	0.384%	3,405,230	3,405,230
Series 2011-3 Class A1
11/20/12	0.589%	4,089,067	4,089,067
SMART Trust (a)
Series 2011-2USA Class A1
07/14/12	0.365%	1,155,091	1,155,091
Series 2011-4USA Class A1
11/14/12	0.543%	2,616,307	2,616,307
Santander Drive Auto Receivables Trust Series 2011-1 Class A1
05/15/12	0.312%	607,431	607,431
Volkswagen Auto Lease Trust
Series 2011-A Class A1
11/20/12	0.461%	6,131,574	6,131,574

Total			25,131,642
Total Asset-Backed Securities — Non-Agency
(Cost: $30,761,356)			$30,761,356
Total Investments
(Cost: $873,878,835)			$873,878,835
Other Assets & Liabilities, Net			(1,023,608)
Net Assets			$872,855,227

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	109

Portfolio of Investments (continued)

Columbia Variable Portfolio – Cash Management Fund

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $119,075,556 or 13.64% of net assets.

(b)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2011.

(c)	Funding for this debt is provided by the Federal Financing Bank, which is funded by the U.S. Department of the Treasury.

The accompanying Notes to Financial Statements are an integral part of this statement.

110	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Cash Management Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	111

Portfolio of Investments (continued)

Columbia Variable Portfolio – Cash Management Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Short-Term Securities
Asset-Backed Commercial Paper	$—	$178,973,136	$—	$178,973,136
Commerical Paper	—	207,984,142	—	207,984,142
Certificate of Deposit	—	159,000,000	—	159,000,000
U.S. Government & Agency Obligations	—	184,391,306	—	184,391,306
U.S. Government-Insured Debt	—	35,769,555	—	35,769,555
Treasury Note Short-Term	—	76,999,340	—	76,999,340
Total Short-Term Securities	—	843,117,479	—	843,117,479
Bonds
Asset-Backed Securities — Non-Agnecy	—	30,761,356	—	30,761,356
Total Bonds	—	30,761,356	—	30,761,356
Total	$—	$873,878,835	$—	$873,878,835

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

112	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) 43.8%
Aerospace & Defense 0.5%
ADS Tactical, Inc. Senior Secured(b)
04/01/18	11.000%	$1,970,000	$1,970,000
Huntington Ingalls Industries, Inc.(b)
03/15/18	6.875%	740,000	725,200
Huntington Ingalls Industries, Inc.(b)(c)
03/15/21	7.125%	621,000	608,580
Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	2,241,000	2,297,025
L-3 Communications Corp.
02/15/21	4.950%	12,340,000	12,229,656
Moog, Inc. Senior Subordinated Notes
06/15/18	7.250%	368,000	388,240
Oshkosh Corp.(c)
03/01/17	8.250%	350,000	364,000
03/01/20	8.500%	491,000	505,730
Raytheon Co. Senior Unsecured(c)
10/15/40	4.875%	2,410,000	2,533,228
TransDigm, Inc.
12/15/18	7.750%	754,000	810,550

Total			22,432,209
Automotive 0.7%
Allison Transmission, Inc.(b)(c)
05/15/19	7.125%	614,000	601,720
Chrysler Group LLC/Co-Issuer, Inc.(b)(c)
Senior Secured
06/15/19	8.000%	966,000	881,475
06/15/21	8.250%	549,000	498,217
Dana Holding Corp.(c)
Senior Unsecured
02/15/19	6.500%	295,000	297,950
02/15/21	6.750%	686,000	701,435
Delphi Corp.(b)(c)
05/15/19	5.875%	820,000	832,300
05/15/21	6.125%	137,000	140,425
FUEL Trust Secured(b)
06/15/16	3.984%	21,640,000	21,637,079
Lear Corp.(c)
03/15/18	7.875%	711,000	767,880
03/15/20	8.125%	649,000	707,410
Visteon Corp.(b)(c)
04/15/19	6.750%	1,636,000	1,595,100

Total			28,660,991
Banking 10.2%
Banco de Bogota SA Senior Unsecured(b)(c)(d)
01/15/17	5.000%	350,000	352,775
Bank of America Corp.(c)
Senior Unsecured
04/15/12	6.250%	7,840,000	7,910,795
01/15/13	4.875%	3,555,000	3,570,903
Bank of New York Mellon Corp. (The)
Senior Unsecured
05/15/19	5.450%	4,299,000	4,900,804
02/01/21	4.150%	18,859,000	19,965,684

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Banking (cont.)
Barclays Bank PLC(b)(d)(e)
09/29/49	7.434%	$350,000	$311,500
Capital One/IV(c)(e)
02/17/37	6.745%	19,365,000	19,122,938
Capital One/V
08/15/39	10.250%	26,875,000	27,882,813
Citigroup, Inc. Senior Unsecured(c)
01/14/22	4.500%	17,895,000	17,145,342
Discover Bank Subordinated Notes(c)
11/18/19	8.700%	11,563,000	13,183,959
Export Credit Bank of Turkey(b)(d)
11/04/16	5.375%	700,000	693,847
Fifth Third Bank Senior Unsecured(e)
05/17/13	0.576%	3,270,000	3,208,844
Goldman Sachs Group, Inc. (The) Senior Unsecured(c)
07/27/21	5.250%	18,725,000	18,266,987
HBOS PLC Subordinated Notes(b)(d)
05/21/18	6.750%	14,605,000	11,710,172
HSBC Holdings PLC Senior Unsecured(c)(d)
01/14/22	4.875%	5,750,000	6,077,135
HSBC U.S.A., Inc. Subordinated Notes(c)
09/27/20	5.000%	13,270,000	12,540,243
JP Morgan Chase Capital XXII
02/02/37	6.450%	4,415,000	4,415,000
JPMorgan Chase & Co.(c)(e)
04/29/49	7.900%	27,489,000	29,267,263
JPMorgan Chase Capital XVII
08/01/35	5.850%	905,000	911,676
JPMorgan Chase Capital XX
09/29/36	6.550%	18,840,000	18,840,000
JPMorgan Chase Capital XXIII(e)
05/15/47	1.457%	4,025,000	2,752,955
JPMorgan Chase Capital XXV
10/01/37	6.800%	11,020,000	11,061,325
Lloyds Banking Group PLC(b)(d)
11/29/49	6.267%	10,600,000	5,724,000
Merrill Lynch & Co., Inc.
Senior Unsecured
04/25/13	6.150%	270,000	272,530
Subordinated Notes
05/02/17	5.700%	7,130,000	6,548,099
Merrill Lynch & Co., Inc.(c)
Senior Unsecured
08/15/12	6.050%	9,840,000	9,982,099
02/05/13	5.450%	2,375,000	2,392,264
National City Preferred Capital Trust I(c)(e)
12/31/49	12.000%	29,889,000	31,387,634
State Street Corp.
03/15/18	4.956%	27,760,000	28,854,327
State Street Corp.(c)
Senior Unsecured
03/07/16	2.875%	685,000	705,050
Corporate Bonds & Notes(a) (continued)
Banking (cont.)
U.S. Bancorp(c)
02/01/16	3.442%	$26,975,000	$27,860,131
USB Capital XIII Trust(c)
12/15/39	6.625%	23,577,000	23,953,289
Wells Fargo & Co. Senior Unsecured(c)
06/15/16	3.676%	36,935,000	38,597,001
Wells Fargo Capital X
12/15/36	5.950%	6,590,000	6,598,238

Total			416,967,622
Brokerage 0.1%
E*Trade Financial Corp.
Senior Unsecured
12/01/15	7.875%	480,000	482,400
Senior Unsecured PIK
11/30/17	12.500%	1,260,000	1,423,800
Eaton Vance Corp. Senior Unsecured
10/02/17	6.500%	2,735,000	3,069,493
Nuveen Investments, Inc.(c)
11/15/15	10.500%	145,000	143,913

Total			5,119,606
Building Materials 0.1%
Building Materials Corp. of America Senior Notes(b)
05/01/21	6.750%	1,381,000	1,450,050
Gibraltar Industries, Inc.
12/01/15	8.000%	694,000	694,000
Interface, Inc.(c)
12/01/18	7.625%	551,000	582,682
Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	617,000	575,353
Nortek, Inc.(b)(c)
12/01/18	10.000%	74,000	70,115
04/15/21	8.500%	426,000	359,970

Total			3,732,170
Chemicals 0.7%
CF Industries, Inc.(c)
05/01/20	7.125%	692,000	816,560
Celanese U.S. Holdings LLC
06/15/21	5.875%	40,000	41,300
Dow Chemical Co. (The)
Senior Unsecured
02/15/15	5.900%	4,320,000	4,806,955
Dow Chemical Co. (The)(c)
Senior Unsecured
11/15/20	4.250%	6,900,000	7,172,129
Hexion U.S. Finance Corp./Nova Scotia ULC(c)
Secured
11/15/20	9.000%	179,000	147,675
Senior Secured
02/01/18	8.875%	1,422,000	1,333,125
Ineos Finance PLC Senior Secured(b)(c)(d)
05/15/15	9.000%	1,176,000	1,193,640

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	113

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Chemicals (cont.)
JM Huber Corp. Senior Unsecured(b)
11/01/19	9.875%	$535,000	$547,037
Koppers, Inc.
12/01/19	7.875%	95,000	100,700
Lubrizol Corp. Senior Unsecured(c)
02/01/19	8.875%	3,930,000	5,399,981
LyondellBasell Industries NV(b)(c)(d)
11/15/21	6.000%	2,928,000	3,037,800
MacDermid, Inc.(b)
04/15/17	9.500%	578,000	576,555
Momentive Performance Materials, Inc.
06/15/14	12.500%	567,000	601,020
Nalco Co.(b)
01/15/19	6.625%	581,000	672,507
Nova Chemicals Corp.(d)
Senior Unsecured
11/01/16	8.375%	680,000	741,200
11/01/19	8.625%	13,000	14,333
Polypore International, Inc.
11/15/17	7.500%	887,000	918,045

Total			28,120,562
Construction Machinery 0.2%
CNH Capital LLC(b)(c)
11/01/16	6.250%	1,754,000	1,806,620
Case New Holland, Inc.(c)
12/01/17	7.875%	1,164,000	1,315,320
Columbus McKinnon Corp.
02/01/19	7.875%	582,000	604,552
Manitowoc Co., Inc. (The)(c)
11/01/20	8.500%	645,000	679,669
Neff Rental LLC/Finance Corp. Secured(b)
05/15/16	9.625%	925,000	818,625
RSC Equipment Rental, Inc./Holdings III LLC
02/01/21	8.250%	384,000	388,800
RSC Equipment Rental, Inc./Holdings III LLC(c)
11/15/19	10.250%	352,000	383,680
United Rentals North America, Inc.
12/15/19	9.250%	1,059,000	1,111,950
United Rentals North America, Inc.(c)
09/15/20	8.375%	600,000	585,000
Xerium Technologies, Inc.(b)(c)
06/15/18	8.875%	355,000	321,275

Total			8,015,491
Consumer Cyclical Services —%
Goodman Networks, Inc. Senior Secured(b)
07/01/18	12.125%	594,000	567,270
West Corp.
10/01/18	8.625%	268,000	270,680

Total			837,950
Consumer Products 0.1%
Central Garden and Pet Co.
03/01/18	8.250%	597,000	586,553
Jarden Corp. (c)
01/15/20	7.500%	885,000	938,100
Consumer Products (cont.)
Spectrum Brands Holdings, Inc.
Senior Secured
06/15/18	9.500%	$1,193,000	$1,304,844
Spectrum Brands Holdings, Inc.(b)
Senior Secured
06/15/18	9.500%	247,000	270,156
Visant Corp.
10/01/17	10.000%	368,000	336,720

Total			3,436,373
Diversified Manufacturing 0.2%
Amsted Industries, Inc. Senior Notes(b)
03/15/18	8.125%	737,000	782,141
CPM Holdings, Inc. Senior Secured
09/01/14	10.625%	721,000	767,865
Tomkins LLC/Inc. Secured
10/01/18	9.000%	1,297,000	1,438,049
Tyco International Ltd./Finance SA(d)
01/15/21	6.875%	2,665,000	3,306,495
WireCo WorldGroup, Inc.(b)
05/15/17	10.000%	878,000	883,487

Total			7,178,037
Electric 4.5%
AES Corp. (The)
Senior Unsecured
06/01/20	8.000%	569,000	625,900
AES Corp. (The)(b)(c)
Senior Unsecured
07/01/21	7.375%	1,683,000	1,813,432
Alabama Power Co. Senior Unsecured(c)
03/15/41	5.500%	24,482,000	30,951,246
Arizona Public Service Co. Senior Unsecured
08/01/16	6.250%	5,685,000	6,671,473
Atlantic Power Corp.(b)(d)
11/15/18	9.000%	434,000	434,150
CMS Energy Corp.
Senior Unsecured
09/30/15	4.250%	295,000	297,950
12/15/15	6.875%	695,000	766,258
Calpine Corp. Senior Secured(b)(c)
02/15/21	7.500%	2,487,000	2,673,525
Centrais Eletricas Brasileiras SA Senior Unsecured(b)(d)
10/27/21	5.750%	1,060,000	1,101,340
Commonwealth Edison Co. 1st Mortgage
08/15/16	5.950%	470,000	548,307
Companhia De Eletricidade Do Estad(d)
04/27/16	11.750%	BRL 1,010,000	565,849
Consolidated Edison Co. of New York, Inc. Senior Unsecured
04/01/38	6.750%	335,000	469,085
DPL, Inc.(b)
Senior Unsecured
10/15/16	6.500%	248,000	264,120
Electric (cont.)
DPL, Inc.(b)(c)
Senior Unsecured
10/15/21	7.250%	$401,000	$433,080
Dominion Resources, Inc.
Senior Unsecured
08/01/33	5.250%	9,775,000	10,728,004
Dominion Resources, Inc.(c)
Senior Unsecured
08/15/19	5.200%	6,190,000	7,145,693
Duke Energy Corp. Senior Unsecured
06/15/18	6.250%	4,310,000	5,119,112
Duke Energy Ohio, Inc. 1st Mortgage
04/01/19	5.450%	8,145,000	9,713,564
Edison Mission Energy Senior Unsecured
05/15/17	7.000%	685,000	445,250
Energy Future Holdings Corp. Senior Secured
01/15/20	10.000%	450,000	472,500
Energy Future Intermediate Holding Co. LLC/Finance, Inc. Senior Secured(c)
12/01/20	10.000%	448,000	472,640
Florida Power Corp. 1st Mortgage
06/15/18	5.650%	3,730,000	4,456,694
GenOn Energy, Inc. Senior Unsecured(c)
10/15/18	9.500%	304,000	307,800
Georgia Power Co. Senior Unsecured
09/01/40	4.750%	430,000	475,760
Indiana Michigan Power Co. Senior Unsecured
03/15/37	6.050%	5,795,000	7,076,130
Midwest Generation LLC Pass-Through Certificates(c)
01/02/16	8.560%	322,554	325,779
Nevada Power Co.
05/15/18	6.500%	7,270,000	8,723,091
08/01/18	6.500%	1,469,000	1,772,171
Nevada Power Co.(c)
05/15/41	5.450%	16,624,000	19,889,653
Niagara Mohawk Power Corp. Senior Unsecured(b)
08/15/19	4.881%	3,010,000	3,366,020
Oncor Electric Delivery Co. LLC Senior Secured(c)
09/30/40	5.250%	9,315,000	10,575,496
Pacific Gas & Electric Co. Senior Unsecured
01/15/40	5.400%	3,125,000	3,634,412
Progress Energy, Inc. Senior Unsecured
12/01/19	4.875%	2,400,000	2,728,594
Sierra Pacific Power Co.
05/15/16	6.000%	12,141,000	14,084,337
Southern California Edison Co. 1st Mortgage
09/01/40	4.500%	1,455,000	1,587,792

The accompanying Notes to Financial Statements are an integral part of this statement.

114	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Diversified Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Electric (cont.)
Tampa Electric Co. Senior Unsecured(c)
05/15/18	6.100%	$7,510,000	$9,031,023
Toledo Edison Co. (The) Senior Secured(c)
05/15/37	6.150%	3,255,000	3,914,857
TransAlta Corp. Senior Unsecured(d)
01/15/15	4.750%	8,865,000	9,501,206

Total			183,163,293
Entertainment 0.2%
AMC Entertainment, Inc.(c)
06/01/19	8.750%	828,000	856,980
Cinemark U.S.A., Inc(c)
06/15/21	7.375%	97,000	99,183
Regal Cinemas Corp.(c)
07/15/19	8.625%	334,000	360,720
Speedway Motorsports, Inc.
06/01/16	8.750%	792,000	863,280
02/01/19	6.750%	221,000	223,210
Time Warner, Inc.(c)
03/29/41	6.250%	3,850,000	4,615,961
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(f)(g)
07/01/15	9.300%	1,259,604	1,210,732
Vail Resorts, Inc.(c)
05/01/19	6.500%	710,000	724,200

Total			8,954,266
Environmental —%
Clean Harbors, Inc. Senior Secured
08/15/16	7.625%	170,000	180,625
Food and Beverage 1.4%
ARAMARK Holdings Corp. Senior Unsecured PIK(b)(c)
05/01/16	8.625%	167,000	172,010
Coca-Cola Co. (The) Senior Unsecured
09/01/21	3.300%	13,194,000	13,893,678
ConAgra Foods, Inc. Senior Unsecured
10/01/28	7.000%	5,338,000	6,133,650
General Mills, Inc. Senior Unsecured
12/15/21	3.150%	14,905,000	15,100,568
Hershey Co. (The) Senior Unsecured
12/01/20	4.125%	300,000	335,583
Kraft Foods, Inc.
Senior Unsecured
02/01/18	6.125%	3,468,000	4,065,058
08/23/18	6.125%	2,350,000	2,772,864
Kraft Foods, Inc.(c)
Senior Unsecured
08/11/17	6.500%	6,795,000	8,057,312
Pinnacle Foods Finance LLC/Corp.
04/01/15	9.250%	184,000	188,830
Food and Beverage (cont.)
SABMiller PLC Senior Unsecured(b)(d)
07/15/18	6.500%	$4,414,000	$5,271,909

Total			55,991,462
Gaming 0.2%
Caesars Entertainment Operating Co., Inc.
Secured
04/15/18	12.750%	573,000	455,535
Senior Secured
06/01/17	11.250%	1,142,000	1,211,947
MGM Resorts International
Senior Secured
03/15/20	9.000%	906,000	1,003,395
Senior Unsecured
03/01/18	11.375%	973,000	1,070,300
Penn National Gaming, Inc. Senior Subordinated Notes(c)
08/15/19	8.750%	57,000	61,988
Pinnacle Entertainment, Inc.
06/15/15	7.500%	77,000	76,230
ROC Finance LLC/Corp. Secured(b)
09/01/18	12.125%	656,000	690,440
Seminole Indian Tribe of Florida(b)
10/01/17	7.750%	71,000	73,840
Senior Secured
10/01/20	6.535%	733,000	713,979
Seneca Gaming Corp.(b)
12/01/18	8.250%	925,000	904,187
Tunica-Biloxi Gaming Authority Senior Unsecured(b)
11/15/15	9.000%	249,000	249,000

Total			6,510,841
Gas Pipelines 4.8%
Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	44,670,000	51,278,033
Copano Energy LLC/Finance Corp.(c)
04/01/21	7.125%	220,000	222,200
El Paso Corp.
Senior Unsecured
06/01/18	7.250%	31,000	33,945
El Paso Corp.(c)
Senior Unsecured
09/15/20	6.500%	2,200,000	2,403,500
01/15/32	7.750%	433,000	500,115
El Paso Pipeline Partners Operating Co. LLC(c)
10/01/21	5.000%	15,495,000	15,947,671
Enterprise Products Operating LLC
02/01/41	5.950%	5,770,000	6,467,328
02/15/42	5.700%	10,875,000	11,848,171
Kinder Morgan Energy Partners LP Senior Unsecured
09/01/39	6.500%	345,000	383,466
MarkWest Energy Partners LP/Finance Corp.(c)
06/15/22	6.250%	771,000	805,695
NGPL PipeCo LLC Senior Unsecured(b)
12/15/12	6.514%	495,000	500,021
Gas Pipelines (cont.)
Nisource Finance Corp.
09/15/17	5.250%	$15,350,000	$16,944,282
09/15/20	5.450%	10,900,000	12,073,461
Northwest Pipeline GP
Senior Unsecured
06/15/16	7.000%	1,895,000	2,239,683
04/15/17	5.950%	8,185,000	9,527,355
Plains All American Pipeline LP/Finance Corp.(c)
02/01/21	5.000%	8,510,000	9,374,599
Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	90,000	99,000
12/01/18	6.875%	610,000	646,600
07/15/21	6.500%	807,000	839,280
Southern Natural Gas Co./Issuing Corp. Senior Unsecured
06/15/21	4.400%	10,005,000	10,292,754
Southern Natural Gas Co.
Senior Unsecured
03/01/32	8.000%	350,000	432,895
Southern Natural Gas Co.(b)
Senior Unsecured
04/01/17	5.900%	4,728,000	5,403,499
Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	1,734,000	1,764,345
TransCanada PipeLines Ltd.(d)(e)
05/15/67	6.350%	13,472,000	13,517,333
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	19,510,000	22,590,024

Total			196,135,255
Health Care 0.8%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	66,000	67,980
AMGH Merger Sub, Inc. Senior Secured(b)
11/01/18	9.250%	592,000	609,760
American Renal Associates Holdings, Inc. Senior Unsecured
03/01/16	9.750%	105,162	107,002
American Renal Holdings Co., Inc. Senior Secured
05/15/18	8.375%	801,000	841,050
Biomet, Inc.(c)
10/15/17	10.000%	670,000	723,600
CHS/Community Health Systems, Inc.(b)(c)
11/15/19	8.000%	843,000	851,430
CHS/Community Health Systems, Inc.(c)
07/15/15	8.875%	574,000	592,655
Cardinal Health, Inc. Senior Unsecured
12/15/20	4.625%	11,335,000	12,151,347
ConvaTec Healthcare E SA Senior Unsecured(b)(d)
12/15/18	10.500%	1,101,000	982,642
Emdeon, Inc.(b)
12/31/19	11.000%	565,000	591,131
Fresenius Medical Care U.S. Finance, Inc.(b)
02/15/21	5.750%	594,000	593,258

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	115

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Health Care (cont.)
Fresenius Medical Care U.S. Finance, Inc.(b)(c)
09/15/18	6.500%	$558,000	$584,505
HCA, Inc.(c)
02/15/22	7.500%	1,777,000	1,816,982
Senior Secured
02/15/20	6.500%	777,000	806,138
02/15/20	7.875%	910,000	982,800
09/15/20	7.250%	1,758,000	1,854,690
Hanger Orthopedic Group, Inc.
11/15/18	7.125%	744,000	756,090
Health Management Associates, Inc. Senior Unsecured(b)(c)
01/15/20	7.375%	1,409,000	1,465,360
Healthsouth Corp.(c)
02/15/20	8.125%	848,000	854,360
09/15/22	7.750%	54,000	53,123
InVentiv Health, Inc.(b)
08/15/18	10.000%	736,000	662,400
Kinetic Concepts/KCI U.S.A., Inc.(b)(c)
11/01/18	10.500%	411,000	402,780
Multiplan, Inc.(b)
09/01/18	9.875%	948,000	988,290
Omnicare, Inc.(c)
06/01/20	7.750%	356,000	382,255
Radnet Management, Inc.
04/01/18	10.375%	240,000	211,200
Rural/Metro Corp. Senior Unsecured(b)
07/15/19	10.125%	301,000	284,445
STHI Holding Corp. Secured(b)
03/15/18	8.000%	665,000	683,288
Vanguard Health Holding Co. II LLC/Inc.
02/01/19	7.750%	310,000	297,600
Vanguard Health Holding Co. II LLC/Inc.(c)
02/01/18	8.000%	1,703,000	1,690,227

Total			32,888,388
Healthcare Insurance 0.1%
UnitedHealth Group, Inc.
Senior Unsecured
02/15/41	5.950%	1,700,000	2,090,072
UnitedHealth Group, Inc.(c)
Senior Unsecured
02/15/18	6.000%	680,000	808,493

Total			2,898,565
Home Construction —%
Shea Homes LP/Funding Corp. Senior Secured(b)(c)
05/15/19	8.625%	597,000	558,195
Independent Energy 1.9%
Anadarko Petroleum Corp.
Senior Unsecured
09/15/16	5.950%	24,775,000	28,083,701
Anadarko Petroleum Corp.(c)
03/15/40	6.200%	8,290,000	9,225,858
Antero Resources Finance Corp.
12/01/17	9.375%	34,000	36,720
Antero Resources Finance Corp.(b)(c)
08/01/19	7.250%	44,000	45,100
Independent Energy (cont.)
Berry Petroleum Co. Senior Unsecured(c)
11/01/20	6.750%	$360,000	$364,050
Bill Barrett Corp.
10/01/19	7.625%	245,000	256,025
Carrizo Oil & Gas, Inc.
10/15/18	8.625%	1,486,000	1,500,860
Carrizo Oil & Gas, Inc.(b)(c)
10/15/18	8.625%	269,000	271,690
Chaparral Energy, Inc.
10/01/20	9.875%	352,000	380,160
Chaparral Energy, Inc.(c)
09/01/21	8.250%	660,000	668,250
Chesapeake Energy Corp.
02/15/21	6.125%	1,115,000	1,145,662
Chesapeake Energy Corp.(c)
08/15/20	6.625%	1,926,000	2,056,005
11/15/20	6.875%	565,000	604,550
Concho Resources, Inc.
01/15/21	7.000%	2,111,000	2,266,686
01/15/22	6.500%	283,000	295,735
Continental Resources, Inc.
10/01/19	8.250%	13,000	14,300
10/01/20	7.375%	3,000	3,270
04/01/21	7.125%	776,000	840,990
Denbury Resources, Inc.(c)
03/01/16	9.750%	257,000	283,343
Encana Corp. Senior Unsecured(c)(d)
11/15/21	3.900%	3,400,000	3,415,657
Goodrich Petroleum Corp.(b)
03/15/19	8.875%	795,000	795,000
Hilcorp Energy I LP/Finance Co. Senior Notes(b)(c)
02/15/20	8.000%	1,141,000	1,220,870
Kodiak Oil & Gas Corp.(b)(d)
12/01/19	8.125%	1,524,000	1,579,245
Laredo Petroleum, Inc.(b)
02/15/19	9.500%	1,234,000	1,308,040
Linn Energy LLC/Finance Corp.(b)
05/15/19	6.500%	373,000	370,203
MEG Energy Corp.(b)(d)
03/15/21	6.500%	949,000	970,352
Nexen, Inc.(d)
Senior Unsecured
05/15/37	6.400%	6,145,000	6,509,147
07/30/39	7.500%	3,140,000	3,764,201
Oasis Petroleum, Inc.
02/01/19	7.250%	845,000	874,575
Oasis Petroleum, Inc.(c)
11/01/21	6.500%	847,000	840,647
Petrohawk Energy Corp.
08/15/18	7.250%	684,000	769,500
06/01/19	6.250%	133,000	146,300
QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	369,000	397,598
Range Resources Corp.
05/15/19	8.000%	570,000	635,550
Range Resources Corp.(c)
05/01/18	7.250%	9,000	9,585
06/01/21	5.750%	368,000	398,360
Independent Energy (cont.)
SM Energy Co. Senior Unsecured(b)
11/15/21	6.500%	$288,000	$296,640
WPX Energy, Inc. Senior Unsecured(b)
01/15/22	6.000%	497,000	508,804
Whiting Petroleum Corp.
10/01/18	6.500%	34,000	35,530
Woodside Finance Ltd.(b)(d)
05/10/21	4.600%	3,330,000	3,400,156

Total			76,588,915
Integrated Energy 0.7%
Hess Corp. Senior Unsecured
08/15/31	7.300%	4,245,000	5,447,346
Lukoil International Finance BV(b)(d)
11/09/20	6.125%	530,000	520,672
Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%	12,190,000	13,814,025
Shell International Finance BV(d)
03/25/40	5.500%	8,680,000	10,846,146

Total			30,628,189
Life Insurance 1.5%
MetLife Capital Trust X(b)
04/08/38	9.250%	10,715,000	12,241,888
MetLife, Inc.(c)
08/01/39	10.750%	18,816,000	24,837,120
Prudential Financial, Inc.
Senior Unsecured
12/01/17	6.000%	620,000	689,542
Prudential Financial, Inc.(c)(e)
06/15/38	8.875%	21,449,000	24,559,105

Total			62,327,655
Media Cable 1.3%
CCO Holdings LLC/Capital Corp.(c)
01/15/19	7.000%	940,000	979,950
CSC Holdings LLC Senior Unsecured(c)
02/15/18	7.875%	1,005,000	1,113,038
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b)(c)
11/15/17	8.625%	1,531,000	1,622,860
Comcast Corp.
02/15/18	5.875%	3,565,000	4,122,092
Comcast Corp.(c)
03/01/40	6.400%	5,135,000	6,383,123
DIRECTV Holdings LLC/Financing Co., Inc.
02/15/16	3.125%	10,800,000	10,940,335
03/01/16	3.500%	9,545,000	9,840,170
DIRECTV Holdings LLC/Financing Co., Inc.(c)
03/01/21	5.000%	7,205,000	7,710,928
DISH DBS Corp.
02/01/16	7.125%	691,000	744,553
DISH DBS Corp.(c)
09/01/19	7.875%	1,075,000	1,214,750
06/01/21	6.750%	1,170,000	1,260,675

The accompanying Notes to Financial Statements are an integral part of this statement.

116	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Diversified Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Media Cable (cont.)
Kabel BW GmbH Senior Secured(b)(c)(d)
03/15/19	7.500%	$270,000	$283,500
Quebecor Media, Inc. Senior Unsecured(c)(d)
03/15/16	7.750%	1,245,000	1,279,237
Time Warner Cable, Inc.(c)
02/15/21	4.125%	3,050,000	3,132,045
UPCB Finance V Ltd. Senior Secured(b)(c)(d)
11/15/21	7.250%	432,000	437,266
Videotron Ltee(d)
04/15/18	9.125%	496,000	546,220

Total			51,610,742
Media Non-Cable 0.9%
AMC Networks, Inc.(b)(c)
07/15/21	7.750%	868,000	943,950
Clear Channel Communications, Inc. Senior Secured
03/01/21	9.000%	326,000	274,655
Clear Channel Worldwide Holdings, Inc.(c)
12/15/17	9.250%	645,000	696,600
Cumulus Media, Inc.(b)(c)
05/01/19	7.750%	96,000	84,960
EH Holding Corp.(b)(c)
06/15/21	7.625%	1,391,000	1,460,550
Senior Secured
06/15/19	6.500%	273,000	284,603
Intelsat Jackson Holdings SA(d)
06/15/16	11.250%	1,580,000	1,659,987
10/15/20	7.250%	1,920,000	1,948,800
National CineMedia LLC Senior Unsecured
07/15/21	7.875%	615,000	609,619
News America, Inc.(c)
02/15/41	6.150%	19,240,000	22,175,851
Nielsen Finance LLC/Co.(c)
10/15/18	7.750%	2,253,000	2,433,240
Salem Communications Corp. Secured
12/15/16	9.625%	460,000	485,300
Sinclair Television Group, Inc. Secured(b)
11/01/17	9.250%	829,000	903,610
Univision Communications, Inc.(b)(c)
05/15/21	8.500%	465,000	423,150
Senior Secured
11/01/20	7.875%	1,198,000	1,215,970
XM Satellite Radio, Inc.(b)(c)
11/01/18	7.625%	1,337,000	1,417,220

Total			37,018,065
Metals 0.8%
Alpha Natural Resources, Inc.(c)
06/01/19	6.000%	909,000	881,730
ArcelorMittal(c)(d)
Senior Unsecured
03/01/21	5.500%	7,020,000	6,443,721
10/15/39	7.000%	380,000	353,139
03/01/41	6.750%	9,270,000	8,335,862
Metals (cont.)
Arch Coal, Inc.(b)(c)
06/15/19	7.000%	$788,000	$807,700
06/15/21	7.250%	922,000	947,355
Calcipar SA Senior Secured(b)(d)
05/01/18	6.875%	862,000	775,800
Consol Energy, Inc.(c)
04/01/20	8.250%	1,124,000	1,242,020
FMG Resources August 2006 Proprietary Ltd.(b)(c)(d)
02/01/16	6.375%	999,000	969,030
02/01/18	6.875%	374,000	358,105
Senior Notes
11/01/19	8.250%	1,670,000	1,686,700
FMG Resources August 2006 Proprietary Ltd.(b)(d)
11/01/15	7.000%	326,000	329,260
JMC Steel Group Senior Notes(b)
03/15/18	8.250%	901,000	878,475
Novelis, Inc.(c)(d)
12/15/20	8.750%	564,000	604,890
Nucor Corp. Senior Unsecured
06/01/18	5.850%	2,153,000	2,568,721
Peabody Energy Corp.(b)
11/15/18	6.000%	727,000	741,540
Peabody Energy Corp.(b)(c)
11/15/21	6.250%	1,058,000	1,095,030
Rain CII Carbon LLC/Corp. Senior Secured(b)
12/01/18	8.000%	1,186,000	1,212,685
Vale Overseas Ltd.(d)
11/21/36	6.875%	1,245,000	1,417,496

Total			31,649,259
Non-Captive Consumer 0.4%
Discover Financial Services Senior Unsecured
07/15/19	10.250%	3,415,000	4,162,741
HSBC Finance Capital Trust IX(e)
11/30/35	5.911%	10,740,000	8,914,200
SLM Corp.
Senior Notes
01/25/16	6.250%	630,000	612,662
SLM Corp.(c)
Senior Unsecured
03/25/20	8.000%	1,060,000	1,070,600
Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	1,348,000	973,930

Total			15,734,133
Non-Captive Diversified 1.3%
Ally Financial, Inc.(c)
03/15/20	8.000%	5,290,000	5,422,250
CIT Group, Inc.(b)(c)
Secured
05/02/16	7.000%	1,547,000	1,545,066
05/02/17	7.000%	1,935,000	1,932,581
04/01/18	6.625%	285,000	292,838
CIT Group, Inc.(c)
Secured
05/01/17	7.000%	1,810,000	1,810,000
Non-Captive Diversified (cont.)
Ford Motor Credit Co. LLC Senior Unsecured(c)
02/01/21	5.750%	$3,033,000	$3,160,783
General Electric Capital Corp. Senior Unsecured(c)
01/07/21	4.625%	34,340,000	35,626,102
International Lease Finance Corp.
Senior Unsecured
09/01/17	8.875%	155,000	160,038
International Lease Finance Corp.(c)
Senior Unsecured
05/15/19	6.250%	1,747,000	1,613,861
12/15/20	8.250%	2,319,000	2,342,190

Total			53,905,709
Oil Field Services 0.2%
Green Field Energy Services, Inc. Senior Secured(b)
11/15/16	13.000%	816,000	791,520
Novatek Finance Ltd. Senior Unsecured(b)(d)
02/03/21	6.604%	340,000	345,293
Offshore Group Investments Ltd. Senior Secured(d)
08/01/15	11.500%	1,359,000	1,469,419
Oil States International, Inc.(c)
06/01/19	6.500%	472,000	482,620
Weatherford International Ltd.(d)
03/15/38	7.000%	4,845,000	5,512,554

Total			8,601,406
Other Industry 0.4%
Interline Brands, Inc.
11/15/18	7.000%	528,000	546,480
President and Fellows of Harvard College
Senior Notes
10/15/40	4.875%	650,000	780,016
President and Fellows of Harvard College(b)
01/15/39	6.500%	10,460,000	14,978,301

Total			16,304,797
Packaging 0.2%
Ardagh Packaging Finance PLC Senior Secured(b)(c)(d)
10/15/17	7.375%	870,000	878,700
Crown Americas LLC/Capital Corp. III
02/01/21	6.250%	424,000	443,080
Greif, Inc. Senior Unsecured
02/01/17	6.750%	486,000	507,870
Reynolds Group Issuer, Inc./LLC(b)
04/15/19	9.000%	359,000	341,050
Reynolds Group Issuer, Inc./LLC(b)(c)
Senior Secured
04/15/19	7.125%	574,000	584,045
08/15/19	7.875%	355,000	370,975
02/15/21	6.875%	1,795,000	1,781,538
Senior Unsecured
08/15/19	9.875%	1,986,000	1,926,420

Total			6,833,678

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	117

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Paper 0.4%
Cascades, Inc.(d)
12/15/17	7.750%	$745,000	$737,550
Georgia-Pacific LLC(b)
05/01/16	8.250%	11,995,000	13,325,965
Graphic Packaging International, Inc.
06/15/17	9.500%	800,000	876,000
10/01/18	7.875%	273,000	290,745
Verso Paper Holdings LLC/Inc. Secured
02/01/19	8.750%	435,000	265,350

Total			15,495,610
Pharmaceuticals 0.3%
Endo Pharmaceuticals Holdings, Inc.
01/15/22	7.250%	692,000	736,115
Grifols, Inc.
02/01/18	8.250%	905,000	950,250
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b)
12/01/19	9.500%	200,000	210,000
Johnson & Johnson Senior Unsecured
05/15/41	4.850%	9,369,000	11,242,725
Mylan, Inc.(b)
11/15/18	6.000%	755,000	776,706
Roche Holdings, Inc.(b)
03/01/19	6.000%	280,000	340,316
Warner Chilcott Co. LLC/Finance
09/15/18	7.750%	260,000	265,525

Total			14,521,637
Property & Casualty 1.1%
CNA Financial Corp.
Senior Unsecured
12/15/14	5.850%	285,000	300,308
11/15/19	7.350%	6,015,000	6,703,718
CNA Financial Corp.(c)
Senior Unsecured
08/15/21	5.750%	1,780,000	1,816,360
Liberty Mutual Group, Inc.(b)
Senior Unsecured
03/15/35	6.500%	4,400,000	4,289,503
Liberty Mutual Group, Inc.(b)(e)
06/15/58	10.750%	9,185,000	11,527,175
Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	18,370,000	20,851,364

Total			45,488,428
Railroads 0.9%
BNSF Funding Trust I(e)
12/15/55	6.613%	3,376,000	3,477,280
CSX Corp.
Senior Unsecured
03/15/18	6.250%	8,685,000	10,338,685
05/30/42	4.750%	17,090,000	17,634,282
Canadian Pacific Railway Co. Senior Unsecured(d)
05/15/18	6.500%	1,040,000	1,180,186
Railroads (cont.)
Union Pacific Corp. Senior Unsecured
08/15/18	5.700%	$3,365,000	$3,989,843

Total			36,620,276
Refining —%
United Refining Co. Senior Secured(c)
02/28/18	10.500%	359,000	335,665
REITs 0.9%
Boston Properties LP Senior Unsecured(c)
05/15/21	4.125%	20,645,000	20,775,043
Brandywine Operating Partnership LP
05/15/15	7.500%	2,740,000	3,004,599
Duke Realty LP(c)
Senior Unsecured
02/15/15	7.375%	4,630,000	5,084,666
08/15/19	8.250%	7,401,000	8,696,345

Total			37,560,653
Restaurants 0.7%
McDonald’s Corp. Senior Unsecured
05/20/21	3.625%	23,087,000	25,300,443
Yum! Brands, Inc. Senior Unsecured
03/15/18	6.250%	4,899,000	5,740,756

Total			31,041,199
Retailers 0.8%
Best Buy Co., Inc. Senior Unsecured(c)
03/15/21	5.500%	8,685,000	8,307,906
Burlington Coat Factory Warehouse Corp.
02/15/19	10.000%	355,000	347,013
CVS Caremark Corp.
Senior Unsecured
06/01/17	5.750%	330,000	385,058
09/15/39	6.125%	2,500,000	3,042,207
Limited Brands, Inc.
04/01/21	6.625%	925,000	980,500
Macy’s Retail Holdings, Inc.
07/15/27	6.790%	14,070,000	15,000,111
Needle Merger Sub Corp. Senior Unsecured(b)(c)
03/15/19	8.125%	175,000	166,688
Number Merger Sub, Inc. Senior Notes(b)
12/15/19	11.000%	322,000	325,220
QVC, Inc.(b)
Senior Secured
10/01/19	7.500%	263,000	284,040
QVC, Inc.(b)(c)
Senior Secured
10/15/20	7.375%	700,000	752,500
Rite Aid Corp.
06/15/17	9.500%	630,000	574,875
Senior Secured
08/15/20	8.000%	857,000	946,985
Retailers (cont.)
Sally Holdings LLC/Capital, Inc.(b)
11/15/19	6.875%	$198,000	$205,920

Total			31,319,023
Sovereign —%
Morgan Stanley Senior Unsecured(b)(d)
05/03/17	10.090%	BRL 102,000	492,159
Supermarkets 0.3%
Kroger Co. (The)
12/15/18	6.800%	9,065,000	11,132,028
Technology 0.6%
Amkor Technology, Inc. Senior Unsecured(c)
05/01/18	7.375%	1,433,000	1,465,242
Brocade Communications Systems, Inc.
Senior Secured
01/15/18	6.625%	531,000	552,240
01/15/20	6.875%	724,000	771,060
CDW LLC / Finance Corp.
Senior Secured
12/15/18	8.000%	1,150,000	1,198,875
CDW LLC / Finance Corp.(c)
04/01/19	8.500%	769,000	774,768
Cardtronics, Inc.
09/01/18	8.250%	938,000	1,022,420
CommScope, Inc.(b)(c)
01/15/19	8.250%	410,000	410,000
Equinix, Inc. Senior Unsecured
07/15/21	7.000%	813,000	861,780
First Data Corp.(b)
01/15/21	12.625%	1,271,000	1,105,770
First Data Corp.(b)(c)
Senior Secured
06/15/19	7.375%	531,000	499,140
08/15/20	8.875%	1,171,000	1,171,000
Freescale Semiconductor, Inc. Senior Secured(b)(d)
04/15/18	9.250%	565,000	603,844
Hewlett-Packard Co.(c)
Senior Unsecured
12/09/21	4.650%	5,775,000	6,093,087
09/15/41	6.000%	3,905,000	4,321,363
NXP BV/Funding LLC Senior Secured(b)(c)(d)
08/01/18	9.750%	1,302,000	1,425,690
iGate Corp.(b)(c)
05/01/16	9.000%	933,000	970,320

Total			23,246,599
Transportation Services 0.2%
Avis Budget Car Rental LLC/Finance, Inc.(c)
01/15/19	8.250%	241,000	239,193
03/15/20	9.750%	505,000	518,887
ERAC U.S.A. Finance LLC(b)
10/15/37	7.000%	6,306,000	7,586,585
Hertz Corp. (The)
10/15/18	7.500%	1,334,000	1,394,030

The accompanying Notes to Financial Statements are an integral part of this statement.

118	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Diversified Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Transportation Services (cont.)
Hertz Corp. (The)(c)
01/15/21	7.375%	$245,000	$248,981

Total			9,987,676
Wireless 0.8%
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(b)
05/01/17	7.750%	1,022,000	1,101,205
Cricket Communications, Inc.
10/15/20	7.750%	550,000	481,250
Cricket Communications, Inc.(c)
Senior Secured
05/15/16	7.750%	1,061,000	1,095,482
MetroPCS Wireless, Inc.(c)
09/01/18	7.875%	739,000	750,085
11/15/20	6.625%	91,000	84,858
NII Capital Corp.
04/01/21	7.625%	604,000	599,470
Nextel Communications, Inc.(c)
08/01/15	7.375%	1,173,000	1,073,295
SBA Telecommunications, Inc.(c)
08/15/16	8.000%	700,000	754,250
08/15/19	8.250%	709,000	771,038
Sprint Nextel Corp.(b)
11/15/18	9.000%	2,905,000	3,046,619
Senior Unsecured
11/15/21	11.500%	479,000	473,611
Sprint Nextel Corp.(c)
Senior Unsecured
08/15/17	8.375%	1,354,000	1,213,522
United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	20,213,000	20,295,247
Wind Acquisition Finance SA(b)(c)(d)
Secured
07/15/17	11.750%	84,000	75,180
Senior Secured
02/15/18	7.250%	1,699,000	1,533,347

Total			33,348,459
Wirelines 2.4%
AT&T, Inc. Senior Unsecured(c)
02/15/39	6.550%	22,809,000	29,013,938
CenturyLink, Inc. Senior Unsecured(c)
06/15/21	6.450%	7,810,000	7,824,386
Cincinnati Bell, Inc.
10/15/20	8.375%	172,000	171,570
Embarq Corp.
Senior Unsecured
06/01/16	7.082%	4,400,000	4,769,362
06/01/36	7.995%	12,340,000	12,786,560
Frontier Communications Corp.(c)
Senior Unsecured
04/15/15	7.875%	332,000	336,565
04/15/17	8.250%	300,000	306,750
04/15/20	8.500%	105,000	107,494
04/15/22	8.750%	213,000	210,870
Integra Telecom Holdings, Inc. Senior Secured(b)
04/15/16	10.750%	226,000	181,930
Wirelines (cont.)
Level 3 Communications, Inc. Senior Unsecured(c)
02/01/19	11.875%	$785,000	$836,025
Level 3 Financing, Inc.
02/15/17	8.750%	204,000	207,570
02/01/18	10.000%	289,000	306,340
Level 3 Financing, Inc.(b)
Senior Unsecured
07/01/19	8.125%	715,000	704,275
Level 3 Financing, Inc.(c)
04/01/19	9.375%	1,029,000	1,074,019
PAETEC Holding Corp.
12/01/18	9.875%	982,000	1,080,200
Senior Secured
06/30/17	8.875%	577,000	623,160
Qwest Communications International, Inc.
04/01/18	7.125%	1,378,000	1,433,120
Telefonica Emisiones SAU(c)(d)
06/20/16	6.421%	335,000	350,575
02/16/21	5.462%	5,645,000	5,386,345
Telefonica Emisiones SAU(d)
01/15/15	4.949%	13,790,000	13,717,465
Tw telecom holdings, inc.
03/01/18	8.000%	578,000	615,570
Verizon New York, Inc. Senior Unsecured
04/01/32	7.375%	12,830,000	14,939,829
Windstream Corp.(c)
11/01/17	7.875%	644,000	697,130

Total			97,681,048
Total Corporate Bonds & Notes
(Cost: $1,737,283,672)			$1,791,254,909

Residential Mortgage-Backed Securities — Agency 19.2%
Federal Home Loan Mortgage Corp.(c)(h)
07/01/37	6.000%	23,058,777	25,758,187
Federal Home Loan Mortgage Corp.(e)(h)(i)
CMO IO Series 3517 Class JI
12/15/12	0.965%	7,665,315	13,328
Federal Home Loan Mortgage Corp.(h)
11/01/40- 06/01/41	4.500%	50,819,044	54,340,295
07/01/39- 10/01/41	5.000%	53,645,688	57,784,859
06/01/33	5.500%	1,130,020	1,239,001
09/01/28- 09/01/37	6.000%	6,465,905	7,098,281
04/01/30- 04/01/32	7.000%	789,008	919,065
08/01/24	8.000%	61,290	72,670
01/01/25	9.000%	28,643	34,821
Federal Home Loan Mortgage Corp.(h)(i)
CMO IO Series 3430 Class IA
07/15/12	0.818%	18,451,023	48,080
CMO IO Series 3447 Class AI
03/15/12	1.244%	8,902,444	9,052
Federal National Mortgage Association(e)(h)(i)
CMO IO Series 2008-40 Class AI
08/25/12	1.200%	30,791,335	187,528
Federal National Mortgage Association(h)
03/01/41	3.500%	$6,239,747	$6,422,851
09/01/40- 10/01/41	4.000%	188,647,275	199,082,629
05/01/39- 08/01/41	4.500%	65,974,119	70,383,044
04/01/29- 05/01/41	5.000%	91,487,540	99,171,086
12/01/28- 02/01/38	5.500%	66,576,584	72,952,333
10/01/28- 08/01/35	6.000%	22,928,360	25,557,801
05/01/29- 07/01/38	7.000%	27,788,904	31,811,260
02/01/27- 09/01/31	7.500%	328,143	387,427
11/01/21	8.000%	9,258	10,800
04/01/23	8.500%	65,809	74,271
06/01/24	9.000%	86,423	100,679
Federal National Mortgage Association(h)(i)
CMO IO Series 2003-71 Class IM
12/25/31	5.500%	757,236	58,007
CMO IO Series 2004-84 Class GI
12/25/22	5.000%	236,367	7,308
Federal National Mortgage Association(h)(j)
06/01/40	5.000%	11,635,569	12,649,630
01/01/36	5.500%	21,776,688	23,914,293
Government National Mortgage Association(h)
06/15/40- 06/15/41	4.500%	66,631,358	72,894,434
Government National Mortgage Association(h)(k)
01/01/42	4.500%	20,725,000	22,580,534
Total Residential Mortgage-Backed Securities — Agency
(Cost: $758,090,068)			$785,563,554

Residential Mortgage-Backed Securities — Non-Agency 1.2%
American General Mortgage Loan Trust(b)(e)(h)
CMO Series 2009-1 Class A7
09/25/48	5.750%	10,593,000	10,734,215
CMO Series 2010-1A Class A1
03/25/58	5.150%	1,800,274	1,847,210
BNPP Mortgage Securities LLC CMO Series 2009-1 Class A1(b)(h)
08/27/37	6.000%	3,706,627	3,817,826
Credit Suisse Mortgage Capital Certificates(b)(e)(h)
CMO Series 2009-12R Class 30A1
12/27/36	5.300%	1,264,035	1,272,748
CMO Series 2010-11R Class A1
06/28/47	1.296%	4,757,124	4,717,648
CMO Series 2010-12R Class 13A1
12/26/37	4.250%	6,438,650	6,456,951
CMO Series 2011-16R Class 7A3
12/27/36	3.500%	4,304,932	4,304,932
CMO Series 2011-17R Class 2A1
12/27/37	3.400%	4,365,000	4,351,359
JPMorgan Alternative Loan Trust CMO Series 2006-A4 Class A1(e)(h)
09/25/36	5.950%	2,304,048	2,253,290

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	119

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities — Non-Agency (continued)
LVII Resecuritization Trust CMO Series 2009-3 Class A1 (b)(e)(h)
11/27/37	5.632%	$1,408,525	$1,409,717
Nomura Asset Acceptance Corp.(e)(h)
CMO Series 2007-1 Class 1A3 (AGM)
03/25/47	5.957%	407,656	359,837
CMO Series 2007-1 Class 1A4 (AGM)
03/25/47	6.138%	2,580,170	2,277,137
Prime Mortgage Trust CMO Series 2005-1 Class 2A1(b)(h)
09/25/34	5.000%	558,803	561,902
Structured Asset Securities Corp. CMO Series 2004-21XS Class 2A6A(e)(h)
12/25/34	4.740%	1,950,703	1,966,851
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2005-2 Class 1A2(h)
04/25/35	8.000%	1,077,190	1,082,073
Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $47,267,692)			$47,413,696

Commercial Mortgage-Backed Securities — Agency —%
Federal National Mortgage Association CMO Series 2002-M2 Class C(h)
08/25/12	4.717%	$32,694	$33,050
Total Commercial Mortgage-Backed Securities — Agency
(Cost: $32,756)			$33,050

Commercial Mortgage-Backed Securities — Non-Agency 15.6%
Banc of America Merrill Lynch Commercial Mortgage, Inc.(h)
Series 2005-3 Class A3A
07/10/43	4.621%	$8,050,000	$8,189,748
Series 2005-3 Class A4
07/10/43	4.668%	20,049,000	21,710,601
Series 2005-4 Class A5A
07/10/45	4.933%	14,350,000	15,613,058
Bear Stearns Commercial Mortgage Securities(e)(h)
Series 2005-T18 Class A4
02/13/42	4.933%	2,000,000	2,169,110
Series 2005-T20 Class A4A
10/12/42	5.145%	6,525,000	7,215,978
Bear Stearns Commercial Mortgage Securities(h)
Series 2003-T10 Class A2
03/13/40	4.740%	7,500,000	7,706,902
Series 2006-PW14 Class A4
12/11/38	5.201%	25,575,000	28,066,414
Series 2007-PW18 Class A4
06/11/50	5.700%	3,470,000	3,837,303
Series 2007-T28 Class A1
09/11/42	5.422%	2,491	2,489
Citigroup Commercial Mortgage Trust(h)
Series 2005-C3 Class A4
05/15/43	4.860%	11,000,000	11,805,596
Series 2006-C5 Class A4
10/15/49	5.431%	5,950,000	6,608,861
Citigroup/Deutsche Bank Commercial Mortgage Trust(e)(h)
Series 2005-CD1 Class A4
07/15/44	5.225%	7,930,000	8,764,109
Series 2007-CD5 Class A4
11/15/44	5.886%	10,900,000	12,080,928
Citigroup/Deutsche Bank Commercial Mortgage Trust(h)
Series 2007-CD4 Class A4
12/11/49	5.322%	$18,742,000	$19,834,644
Commercial Mortgage Pass-Through Certificates Series 2003-LB1A Class A2(h)
06/10/38	4.084%	15,075,000	15,459,337
Credit Suisse First Boston Mortgage Securities Corp.(e)(h)
Series 2004-C1 Class A4
01/15/37	4.750%	7,155,000	7,495,084
Series 2005-C6 Class A4
12/15/40	5.230%	13,380,000	14,703,683
Credit Suisse First Boston Mortgage Securities Corp.(h)
Series 2002-CP3 Class A3
07/15/35	5.603%	4,558,069	4,587,081
Series 2004-C2 Class A1
05/15/36	3.819%	716,585	725,055
GE Capital Commercial Mortgage Corp.(e)(h)
Series 2005-C1 Class A5
06/10/48	4.772%	3,900,000	4,200,698
GE Capital Commercial Mortgage Corp.(h)
Series 2003-C1 Class A4
01/10/38	4.819%	843,849	865,990
GE Capital Commercial Mortgage Corp Series 2002-2A Class A3(h)
08/11/36	5.349%	2,430,582	2,456,038
GS Mortgage Securities Corp. II(h)
Series 2005-GG4 Class A4A
07/10/39	4.751%	30,935,000	33,023,546
Series 2006-GG8 Class A4
11/10/39	5.560%	4,355,000	4,781,368
General Electric Capital Assurance Co.(b)(e)(h)
Series 2003-1 Class A4
05/12/35	5.254%	6,884,934	7,251,972
Series 2003-1 Class A5
05/12/35	5.743%	6,500,000	7,660,646
Greenwich Capital Commercial Funding Corp.(h)
Series 2003-C2 Class A3
01/05/36	4.533%	992,606	998,771
Series 2007-GG9 Class A4
03/10/39	5.444%	27,950,000	30,252,689
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2003-C1 Class A2(h)
01/12/37	4.985%	2,845,000	2,920,896
JPMorgan Chase Commercial Mortgage Securities Corp.(e)(h)
Series 2003-CB6 Class A2
07/12/37	5.255%	20,100,000	21,030,389
Series 2005-LDP3 Class ASB
08/15/42	4.893%	6,643,608	6,969,902
Series 2005-LDP4 Class A4
10/15/42	4.918%	18,209,000	19,795,368
Series 2005-LDP5 Class A4
12/15/44	5.205%	30,027,000	33,290,289
Series 2007-CB19 Class A4
02/12/49	5.740%	19,385,000	20,973,446
JPMorgan Chase Commercial Mortgage Securities Corp.(h)
Series 2003-LN1 Class A1
10/15/37	4.134%	742,368	759,555
Series 2003-ML1A Class A1
03/12/39	3.972%	388,698	390,468
Series 2004-LN2 Class A1
07/15/41	4.475%	3,159,689	3,192,581
Series 2005-LDP2 Class A3
07/15/42	4.697%	$5,428,634	$5,470,017
Series 2006-LDP6 Class ASB
04/15/43	5.490%	8,082,863	8,540,466
Series 2007-CB20 Class ASB
02/12/51	5.688%	3,665,000	3,918,951
LB-UBS Commercial Mortgage Trust(e)(h)
Series 2004-C6 Class A6
08/15/29	5.020%	4,000,000	4,256,788
Series 2005-C7 Class A4
11/15/30	5.197%	6,375,000	7,001,178
Series 2006-C4 Class AAB
06/15/32	5.845%	4,040,610	4,307,306
Series 2007-C7 Class A3
09/15/45	5.866%	11,340,000	12,396,893
LB-UBS Commercial Mortgage Trust(h)
Series 2003-C3 ClassA4
05/15/32	4.166%	11,025,000	11,337,460
Series 2004-C2 Class A3
03/15/29	3.973%	1,061,010	1,080,945
Series 2005-C3 Class A5
07/15/30	4.739%	7,220,000	7,793,268
Series 2006-C1 Class A4
02/15/31	5.156%	6,170,000	6,806,935
Morgan Stanley Capital I(e)(h)
Series 2006-T23 Class AAB
08/12/41	5.801%	2,970,902	3,126,969
Morgan Stanley Capital I (h)
Series 2003-IQ6 Class A4
12/15/41	4.970%	4,600,000	4,856,133
Series 2006-IQ12 Class A4
12/15/43	5.332%	8,375,000	9,361,165
Series 2007-IQ16 Class A4
12/12/49	5.809%	26,100,000	28,739,493
Morgan Stanley Dean Witter Capital I Series 2002-IQ3 Class A4(h)
09/15/37	5.080%	2,933,675	2,986,091
Morgan Stanley Reremic Trust (b)(c)(e)(h)
Series 2010-GG10 Class A4A
08/15/45	5.790%	20,300,000	22,759,142
Morgan Stanley Reremic Trust(b)(e)(h)
Series 2009-GG10 Class A4A
08/12/45	5.790%	18,150,000	20,348,691
TIAA Seasoned Commercial Mortgage Trust(e)(h)
Series 2007-C4 Class A2
08/15/39	5.458%	911,783	925,089
Series 2007-C4 Class A3
08/15/39	5.739%	3,605,000	3,899,786
Wachovia Bank Commercial Mortgage Trust(e)(h)
Series 2003-C9 Class A4
12/15/35	5.012%	3,940,000	4,150,967
Series 2005-C22 Class A4
12/15/44	5.269%	14,295,000	15,729,918
Series 2006-C24 Class A3
03/15/45	5.558%	9,850,000	10,865,998
Wachovia Bank Commercial Mortgage Trust(h)
Series 2002-C2 Class A4
11/15/34	4.980%	3,849,153	3,925,809
Series 2003-C3 Class A2
02/15/35	4.867%	17,403,437	17,831,945
Series 2003-C5 Class A2
06/15/35	3.989%	265,000	270,685

The accompanying Notes to Financial Statements are an integral part of this statement.

120	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Diversified Bond Fund

Issuer	Coupon Rate		Principal Amount	Value
Commercial Mortgage-Backed Securities — Non-Agency (continued)
Series 2005-C16 Class A2
10/15/41	4.380%		$442,057	$441,797
Series 2005-C18 Class A4
04/15/42	4.935%		5,096,000	5,537,767
Series 2006-C24 Class APB
03/15/45	5.576%		3,199,055	3,309,320
Series 2006-C27 Class APB
07/15/45	5.727%		4,092,841	4,196,033
Series 2006-C29 Class A4
11/15/48	5.308%		3,000,000	3,287,397
Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $623,879,629)				$636,850,995

Asset-Backed Securities — Non-Agency 1.4%
Ally Auto Receivables Trust
Series 2010-3 Class A3
10/15/14	1.110%		$570,000	$571,667
Series 2011-4 Class A2
03/17/14	0.650%		2,800,000	2,799,749
Ally Master Owner Trust Series 2011-4 Class A2
09/15/16	1.540%		4,086,000	4,069,540
BMW Vehicle Lease Trust Series 2011-1 Class A3
02/20/14	1.060%		3,540,000	3,543,358
BMW Vehicle Owner Trust Series 2011-A Class A3
08/25/15	0.760%		4,542,000	4,522,590
Bear Stearns Asset-Backed Securities Trust Series 2006-HE9 Class 1A1(e)
11/25/36	0.344%		1,181,704	1,157,085
CNH Equipment Trust Series 2011-B Class A3
08/15/16	0.910%		1,890,000	1,875,788
Citibank Credit Card Issuance Trust Series 2008-C6 Class C6
06/20/14	6.300%		8,000,000	8,192,124
Citicorp Residential Mortgage Securities, Inc. Series 2007-2 Class A3(e)
06/25/37	6.080%		4,951,000	4,954,995
Countrywide Asset-Backed Certificates(e)
Series 2007-S2 Class A3 (NPFGC)
05/25/37	5.813%		1,776,388	1,146,284
Series 2007-S2 Class A6 (NPFGC)
05/25/37	5.779%		977,389	774,122
Ford Credit Auto Lease Trust
Series 2011-A Class A3
07/15/14	1.030%		3,755,000	3,752,542
Ford Credit Auto Lease Trust(b)
Series 2010-B Class A3
07/15/13	0.910%		3,565,000	3,566,221
Harley-Davidson Motorcycle Trust Series 2010-1 Class A3
02/15/15	1.160%		2,285,000	2,289,709
JPMorgan Mortgage Acquisition Corp. Series 2007-CH2 Class AV2(e)
01/25/37	0.364%		1,851,329	1,757,776
National Collegiate Student Loan Trust(i)
CMO IO Series 2006-3 Class AIO
01/25/12	7.100%		$7,131,917	$2,790
CMO IO Series 2006-4 Class AIO
02/27/12	6.350%		10,295,205	36,025
Navistar Financial Corp. Owner Trust Series 2010-A Class A2(b)
10/18/12	1.470%		228,044	228,112
Nissan Auto Lease Trust Series 2010-B Class A3
12/15/13	1.120%		3,585,000	3,593,421
Northstar Education Finance, Inc. Series 2004-1 Class A3(e)
04/28/17	0.595%		855,000	854,507
Soundview Home Equity Loan Trust Series 2006-WF2 Class A2B(e)
12/25/36	0.394%		106,975	106,493
Triad Auto Receivables Owner Trust Series 2007-A Class A4 (AGM)(e)
02/12/14	0.336%		6,621,256	6,592,158
Total Asset-Backed Securities — Non-Agency
(Cost: $56,659,486)				$56,387,056

Inflation-Indexed Bonds —%
Uruguay Government International Bond Senior Unsecured(d)
12/15/28	4.375%		$28,421,330	$1,415,859
Total Inflation-Indexed Bonds
(Cost: $1,450,966)				$1,415,859

U.S. Treasury Obligations 15.2%
U.S. Treasury (c)
06/30/12	0.625%		$92,855,000	$93,112,487
10/31/16	1.000%		43,555,000	43,976,961
08/15/21	2.125%		235,000	241,022
11/15/21	2.000%		75,175,000	76,032,446
08/15/41	3.750%		30,210,000	35,529,800
U.S. Treasury(c)(l)
STRIPS
11/15/18	0.000%		84,450,000	76,669,452
U.S. Treasury(k)
12/31/13	0.125%		8,290,000	8,269,275
12/31/16	0.875%		8,300,000	8,314,915
U.S. Treasury (l)
STRIPS
11/15/21	0.000%		40,105,000	32,743,126
11/15/21	0.000%		230,213,000	188,055,014
02/15/40	0.000%		140,154,000	59,817,307
Total U.S. Treasury Obligations
(Cost: $581,791,509)				$622,761,805

U.S. Government & Agency Obligations —%
Federal National Mortgage Association
04/01/22	8.000%		$34,864	$40,661
Total U.S. Government & Agency Obligations
(Cost: $34,647)				$40,661
ARGENTINA 0.1%
Argentina Bonos(c)(d)
Senior Unsecured
10/03/15	7.000%		$500,000	$466,250
04/17/17	7.000%		1,090,000	926,500
Argentina Republic Government International Bond Senior Unsecured(d)(e)
12/15/35	4.383%		1,700,000	216,750

Total				1,609,500
BRAZIL 0.1%
Brazilian Government International Bond Senior Unsecured(d)
01/07/41	5.625%		340,000	394,400
Petrobras International Finance Co.(d)
03/15/19	7.875%		350,000	417,794
01/20/20	5.750%		700,000	749,084

Total				1,561,278
CHILE —%
Empresa Nacional del Petroleo(b)(d)
12/06/21	4.750%		510,000	507,868
COLOMBIA 0.1%
Colombia Government International Bond(d)
Senior Unsecured
07/12/21	4.375%		320,000	344,000
01/18/41	6.125%		340,000	417,640
Corp. Andina de Fomento Senior Unsecured(d)
06/04/19	8.125%		350,000	427,128
Empresa de Energia de Bogota SA Senior Unsecured(b)(d)
11/10/21	6.125%		530,000	532,432
Empresas Publicas de Medellin ESP Senior Unsecured(b)(d)
02/01/21	8.375	% COP	510,000,000	276,060

Total				1,997,260
DOMINICAN REPUBLIC —%
Dominican Republic International Bond(b)(c)(d)
Senior Unsecured
05/06/21	7.500%		710,000	696,884
Dominican Republic International Bond(b)(d)
Senior Unsecured
04/20/27	8.625%		350,000	357,000

Total				1,053,884
HUNGARY —%
Hungary Government International Bond Senior Unsecured(c)(d)
03/29/21	6.375%		350,000	322,000
INDONESIA 0.1%
Indonesia Government International Bond(b)(c)(d)
Senior Unsecured
01/17/38	7.750%		690,000	931,500
Indonesia Government International Bond(b)(d)
Senior Unsecured
05/05/21	4.875%		710,000	758,141
Majapahit Holding BV(b)(d)
06/28/17	7.250%		340,000	378,102
08/07/19	8.000%		350,000	409,500

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	121

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

Issuer	Coupon Rate		Principal Amount	Value
Foreign Government Obligations(a) (continued)
INDONESIA (cont.)
PT Perusahaan Listrik Negara Senior Unsecured(b)(c)(d)
11/22/21	5.500%		$1,070,000	$1,084,866

Total				3,562,109
KAZAKHSTAN —%
KazMunayGas National Co.(b)(d)
Senior Unsecured
01/23/15	11.750%		350,000	411,250
07/02/18	9.125%		300,000	349,500

Total				760,750
LITHUANIA —%
Lithuania Government International Bond Senior Unsecured(b)(d)
03/09/21	6.125%		670,000	668,387
MEXICO 0.1%
Mexican Bonos(d)
06/10/21	6.500	% MXN	680,000	486,584
06/03/27	7.500	% MXN	1,340,000	993,072
Pemex Project Funding Master Trust(d)
01/21/21	5.500%		1,220,000	1,323,700
Petroleos Mexicanos(b)(d)
06/02/41	6.500%		340,000	382,500
Petroleos Mexicanos(c)(d)
06/02/41	6.500%		350,000	393,750

Total				3,579,606
PERU —%
Peru Enhanced Pass-Through Finance Ltd. Pass-Thru Certificates(b)(d)(l)
05/31/18	0.000%		496,503	414,580
PHILIPPINES —%
Philippine Government International Bond Senior Unsecured(d)
03/30/26	5.500%		350,000	392,000
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)(d)
12/02/24	7.390%		350,000	426,994

Total				818,994
POLAND —%
Poland Government International Bond Senior Unsecured(c)(d)
03/23/22	5.000%		900,000	904,500
QATAR —%
Qatar Government International Bond(b)(d)
Senior Unsecured
01/20/22	4.500%		350,000	360,500
01/20/42	5.750%		350,000	377,125

Total				737,625
REPUBLIC OF THE CONGO —%
Republic of Congo Senior Unsecured(d)(e)
06/30/29	3.000%		218,500	146,395

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)
RUSSIAN FEDERATION 0.1%
Gazprom OAO Via Gaz Capital SA(b)(d)
Senior Unsecured
11/22/16	6.212%	$350,000	$362,250
01/23/21	5.999%	1,410,000	1,402,950
08/16/37	7.288%	340,000	351,050
Russian Foreign Bond—Eurobond(b)(d)(e)
03/31/30	7.500%	1,169,000	1,357,501
Vnesheconombank Via VEB Finance PLC Senior Unsecured (b)(d)
11/22/25	6.800%	530,000	513,438

Total			3,987,189
SOUTH AFRICA —%
South Africa Government International Bond Senior Unsecured(d)
03/08/41	6.250%	150,000	173,070
SOUTH KOREA —%
Export-Import Bank of Korea Senior Unsecured(d)
09/15/21	4.375%	350,000	345,949
TRINIDAD AND TOBAGO —%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b)(d)
08/14/19	9.750%	750,000	885,528
TURKEY —%
Turkey Government International Bond(d)
03/25/22	5.125%	320,000	305,600
Senior Unsecured
03/30/21	5.625%	680,000	687,650
03/17/36	6.875%	490,000	510,825

Total			1,504,075
UNITED ARAB EMIRATES —%
Abu Dhabi National Energy Co. Senior Unsecured(b)(d)
12/13/21	5.875%	520,000	543,333
UNITED STATES —%
Namibia International Bonds Senior Unsecured(b)(d)
11/03/21	5.500%	580,000	591,600
URUGUAY —%
Uruguay Government International Bond Senior Unsecured(d)
03/21/36	7.625%	340,000	470,050
VENEZUELA 0.1%
Petroleos de Venezuela SA(d)
11/02/17	8.500%	980,000	738,920
Senior Unsecured
10/28/15	5.000%	320,000	228,000
10/28/16	5.125%	1,010,000	661,550
Venezuela Government International Bond Senior Unsecured(d)
05/07/23	9.000%	1,720,000	1,229,800

Total			2,858,270
Total Foreign Government Obligations
(Cost: $30,008,210)			$30,003,800

Issuer Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 0.4%
Commonwealth of Massachusetts Revenue Bonds Build America Bonds-Recovery Series 2010Z
06/01/30	5.631%	$740,000	$920,538
Kentucky Asset Liability Commission Revenue Bonds Taxable Series 2010
04/01/18	3.165%	12,355,000	12,664,740
Los Angeles Unified School District Unlimited General Obligation Bonds Build America Bonds Series 2009
07/01/34	5.750%	1,850,000	2,046,655
State of California Unlimited General Obligation Bonds Taxable Series 2010
11/01/15	3.950%	1,550,000	1,635,761
Total Municipal Bonds
(Cost: $16,429,785)			$17,267,694

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans 0.1%
Gaming —%
Caesars Octavius LLC Tranche B Term Loan(e)(m)
04/25/17	9.250%	$397,000	$376,753
ROC Finance LLC Tranche B Term Loan(e)(m)
08/19/17	8.500%	191,000	190,523

Total			567,276
Media Non-Cable 0.1%
Cumulus Media Holdings, Inc.(e)(m)
2nd Lien Term Loan
03/18/19	7.500%	841,000	816,821
Cumulus Media Holdings, Inc.(e)(m)(n)
2nd Lien Term Loan
TBD	TBD	780,000	757,575

Total			1,574,396
Total Senior Loans
(Cost: $2,141,850)			$2,141,672
Issuer		Shares	Value
Preferred Stocks 1.0%
FINANCIALS 1.0%
Commercial Banks 1.0%
Citigroup Capital XIII, 7.875%		1,402,825	$36,557,619
Lloyds Banking Group PLC, 6.657%(b)(d)		6,315,000	3,473,250

Total			40,030,869
TOTAL FINANCIALS			40,030,869
Total Preferred Stocks
(Cost: $43,807,029)			$40,030,869

The accompanying Notes to Financial Statements are an integral part of this statement.

122	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Diversified Bond Fund

Issuer		Shares	Value
Warrants —%
ENERGY —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(o)		816	$37,536
Total Warrants
(Cost: $32,862)			$37,536
Issuer	Coupon Rate	Principal Amount	Value
Treasury Note Short-Term 0.5%
U.S. Treasury Bills(c)
02/02/12	0.000%	$22,550,000	$22,549,899
Total Treasury Note Short-Term
(Cost: $22,549,707)			$22,549,899

		Shares	Value
Money Market Funds 0.9%
Columbia Short-Term Cash Fund,
0.141%(p)(q)		37,895,335	$37,895,335
Total Money Market Funds
(Cost: $37,895,335)			$37,895,335
Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 11.4%
Asset-Backed Commercial Paper 2.9%
Amsterdam Funding Corp.
01/09/12	0.320%	$9,996,889	$9,996,889
01/11/12	0.320%	4,998,489	4,998,489
Argento Variable Funding Company LLC
01/09/12	0.310%	4,998,536	4,998,536
01/13/12	0.310%	4,998,622	4,998,622
Atlantis One
01/05/12	0.300%	4,998,708	4,998,708
01/11/12	0.310%	7,998,415	7,998,415
01/17/12	0.310%	4,998,536	4,998,536
02/01/12	0.370%	9,995,684	9,995,684
Cancara Asset Securitisation LLC
01/03/12	0.320%	3,998,756	3,998,756
01/03/12	0.320%	7,997,511	7,997,511
01/09/12	0.310%	1,999,432	1,999,432
01/23/12	0.320%	4,998,445	4,998,445
Gemini Securitization Corporation (FKA Twin Towers)
01/13/12	0.400%	4,998,333	4,998,333
Grampian Funding LLC
01/18/12	0.310%	4,998,665	4,998,665
01/23/12	0.320%	8,997,280	8,997,280
Regency Markets No. 1 LLC
01/18/12	0.250%	$4,998,958	$4,998,958
Rheingold Securitization
01/10/12	0.730%	14,991,179	14,991,179
Royal Park Investments Funding Corp.
01/05/12	1.000%	1,999,611	1,999,611
Windmill Funding Corp.
01/09/12	0.320%	4,998,445	4,998,445

Total			117,960,494
Certificates of Deposit 6.2%
Bank of Nova Scotia
05/03/12	0.401%	13,000,000	13,000,000
Branch Banking & Trust Corporation
01/09/12	0.350%	35,000,000	35,000,000
Canadian Imperial Bank
03/21/12	0.333%	8,002,509	8,002,509
Credit Suisse
02/24/12	0.500%	5,000,000	5,000,000
03/08/12	0.540%	14,000,000	14,000,000
Development Bank of Singapore Ltd.
01/03/12	0.295%	15,000,000	15,000,000
DnB NOR ASA
03/01/12	0.450%	10,000,000	10,000,000
03/15/12	0.520%	5,000,000	5,000,000
Landeskreditbank Baden-Wuerttemberg—Foerderbank
01/09/12	0.560%	25,000,000	25,000,000
National Australia Bank
04/30/12	0.446%	10,000,000	10,000,000
National Bank of Canada
05/08/12	0.425%	10,000,000	10,000,000
Nordea Bank AB
01/13/12	0.350%	4,000,000	4,000,000
03/13/12	0.520%	15,000,000	15,000,000
Rabobank
03/16/12	0.530%	14,979,931	14,979,931
Standard Chartered Bank PLC
01/03/12	0.460%	19,000,298	19,000,298
Svenska Handelsbanken
02/28/12	0.490%	5,000,000	5,000,000
03/01/12	0.460%	8,000,000	8,000,000
The Commonwealth Bank of Australia
02/08/12	0.340%	10,000,127	10,000,127
Union Bank of Switzerland
01/13/12	0.440%	5,000,000	5,000,000
02/21/12	0.510%	10,000,000	10,000,000
03/02/12	0.530%	10,000,000	10,000,000

Total			250,982,865
Commercial Paper 1.8%
Australia and New Zealand Bank Group, Ltd.
04/25/12	0.461%	$9,976,617	$9,976,617
ERSTE ABWICKLUNGSANSTALT
01/20/12	0.530%	4,997,350	4,997,350
HSBC Bank PLC
04/13/12	0.481%	14,963,400	14,963,400
Macquarie Bank Ltd.
04/20/12	0.803%	1,991,911	1,991,911
PB Capital Corp.
01/09/12	0.731%	4,996,553	4,996,553
Suncorp Metway Ltd.
01/18/12	0.450%	9,992,125	9,992,125
The Commonwealth Bank of Australia
04/23/12	0.451%	4,988,437	4,988,437
Toyota Motor Credit Corp.
04/26/12	0.562%	6,979,964	6,979,964
Westpac Securities NZ Ltd.
03/02/12	0.441%	9,977,756	9,977,756
04/20/12	0.531%	4,986,529	4,986,529

Total			73,850,642
Other Short-Term Obligations 0.4%
The Goldman Sachs Group, Inc.
01/13/12	0.550%	10,000,000	10,000,000
02/16/12	0.650%	6,000,000	6,000,000

Total			16,000,000
Repurchase Agreements 0.1%
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $5,652,858(r)
	0.080%	5,652,808	5,652,808
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $464,446,809)			$464,446,809
Total Investments
(Cost: $4,423,802,012)			$4,556,095,199
Other Assets & Liabilities, Net			(467,879,353)
Net Assets			$4,088,215,846

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	123

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2011

Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
U.S. Treasury Long Bond, 20-year	516	$ 74,723,250	March 2012	$752,942	$—
U.S. Treasury Note, 5-year	(4,457)	(549,360,059)	April 2012	—	(2,474,067)
U.S. Treasury Note, 10-year	(2,386)	(312,864,250)	March 2012	—	(2,844,038)
U.S. Treasury Ultra Bond, 30-year	(769)	(123,184,188)	March 2012	—	(1,795,677)
Total				$752,942	$(7,113,782)

Credit Default Swap Contracts Outstanding at December 31, 2011
Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate	Notional Amount	Market Value	Unamortized Premium (Paid) Received	Periodic Payments Receivable (Payable)	Unrealized Appreciation	Unrealized Depreciation
Citibank	Barclays Bank, PLC	Sept. 20, 2016	1.00%	$565,000	$22,058	$(38,089)	$(173)	$—	$(16,204)
Goldman Sachs International	Barclays Bank, PLC	Sept. 20, 2016	1.00	9,965,000	389,038	(682,350)	(3,045)	—	(296,357)
JPMorgan	Barclays Bank, PLC	Sept. 20, 2016	1.00	6,680,000	260,790	(472,629)	(2,041)	—	(213,880)
Morgan Stanley	Barclays Bank, PLC	Sept. 20, 2016	1.00	19,935,000	778,271	(1,432,324)	(6,091)	—	(660,144)
Barclays	D.R. Horton, Inc.	Sept. 20, 2016	1.00	4,210,000	252,141	(418,191)	(1,286)	—	(167,336)
JPMorgan	D.R. Horton, Inc.	Sept. 20, 2016	1.00	7,970,000	477,332	(527,935)	(2,435)	—	(53,039)
Citibank	Goldman Sachs Group, Inc.	Sept. 20, 2016	1.00	11,560,000	1,073,359	(219,023)	(3,532)	850,804	—
Citibank	Home Depot, Inc.	Sept. 20, 2016	1.00	625,000	(12,625)	5,387	(191)	—	(7,429)
Morgan Stanley	Home Depot, Inc.	Sept. 20, 2016	1.00	12,215,000	(246,748)	170,183	(3,732)	—	(80,297)
Morgan Stanley	Limited Brands, Inc.	Sept. 20, 2016	1.00	10,650,000	447,948	(637,434)	(3,254)	—	(192,740)
Barclays	Marriott International, Inc.	Sept. 20, 2016	1.00	8,235,000	97,254	(43,567)	(2,516)	51,171	—
Citigroup	Marriott International, Inc.	Sept. 20, 2016	1.00	5,975,000	70,564	(125,566)	(1,826)	—	(56,828)
JPMorgan	Morgan Stanley	Sept. 20, 2016	1.00	15,500,000	1,967,757	(815,582)	(4,736)	1,147,439	—
Barclays	Textron, Inc.	Sept. 20, 2016	1.00	8,905,000	464,568	(255,157)	(2,721)	206,689	—
Goldman Sachs International	Textron, Inc.	Sept. 20, 2016	1.00	3,315,000	172,941	(182,626)	(1,013)	—	(10,698)
Morgan Stanley	Textron, Inc.	Sept. 20, 2016	1.00	3,350,000	174,767	(232,071)	(1,023)	—	(58,327)
Barclays	Toll Brothers, Inc.	Sept. 20, 2016	1.00	3,335,000	120,074	(231,185)	(1,019)	—	(112,130)
JPMorgan	Toll Brothers, Inc.	Sept. 20, 2016	1.00	11,675,000	420,348	(773,258)	(3,567)	—	(356,477)
Morgan Stanley	Toll Brothers, Inc.	Sept. 20, 2016	1.00	9,370,000	337,358	(413,471)	(2,863)	—	(78,976)
Barclays	D.R. Horton, Inc.	Dec. 20, 2016	1.00	5,445,000	358,839	(688,122)	(1,664)	—	(330,947)
JPMorgan	D.R. Horton, Inc.	Dec. 20, 2016	1.00	15,510,000	1,022,146	(1,646,029)	(4,739)	—	(628,622)
JPMorgan	Home Depot, Inc.	Dec. 20, 2016	1.00	15,500,000	(310,144)	274,244	(4,736)	—	(40,636)
JPMorgan	Limited Brands, Inc.	Dec. 20, 2016	1.00	4,430,000	214,010	(302,960)	(1,354)	—	(90,304)
Barclays	Toll Brothers, Inc.	Dec. 20, 2016	1.00	15,510,000	639,013	(931,939)	(4,739)	—	(297,665)
Morgan Stanley	Toll Brothers, Inc.	Dec. 20, 2016	1.00	13,925,000	573,711	(835,422)	(4,255)	—	(265,966)
Barclays	Morgan Stanley	March 20, 2017	1.00	8,405,000	840,017	(751,260)	(2,568)	86,189	—
JPMorgan	Morgan Stanley	March 20, 2017	1.00	13,345,000	1,817,272	(1,818,657)	(4,078)	—	(5,463)
Total								$2,342,292	$(4,020,465)

The accompanying Notes to Financial Statements are an integral part of this statement.

124	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Diversified Bond Fund

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $336,816,069 or 8.24% of net assets.

(c)	At December 31, 2011, security was partially or fully on loan.

(d)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $191,573,131 or 4.69% of net assets.

(e)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2011.

(f)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2011 was $1,210,732, representing 0.03% of net assets. Information concerning such security holdings at December 31, 2011 was as follows:

Security Description	Acquisition Dates	Cost
United Artist Theatre Circuit, Inc.
1995-A Pass Through Certificates
9.300% 07/01/15	12/08/95	$1,259,604

(g)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2011, the value of these securities amounted to $1,210,732, which represents 0.03% of net assets.

(h)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(i)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(j)	At December 31, 2011, investments in securities included securities valued at $12,695,582 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(k)	Represents a security purchased on a when-issued or delayed delivery basis.

(l)	Zero coupon bond.

(m)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average of the coupon rates in effect as of December 31, 2011. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(n)	Represents a senior loan purchased on a when-issued or delayed delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(o)	Non-income producing.

(p)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(q)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/ Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$322,075,929	$1,752,787,842	$(2,036,968,436)	$–	$37,895,335	$501,748	$37,895,335

(r)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$1,742,089
Freddie Mac REMICS	612,686
Government National Mortgage Association	3,411,089
Total Market Value of Collateral Securities	$5,765,864

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	125

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment-in-Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities

Currency Legend
BRL	Brazilian Real
COP	Colombian Peso
MXN	Mexican Peso
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

126	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Diversified Bond Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	127

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Bonds
Corporate Bonds & Notes
Electric	$—	$182,837,514	$325,779	$183,163,293
Entertainment	—	7,743,534	1,210,732	8,954,266
All Other Industries	—	1,599,137,350	—	1,599,137,350
Residential Mortgage-Backed Securities — Agency	—	785,563,554	—	785,563,554
Residential Mortgage-Backed Securities — Non-Agency	—	34,939,578	12,474,118	47,413,696
Commercial Mortgage-Backed Securities — Agency	—	33,050	—	33,050
Commercial Mortgage-Backed Securities —Non-Agency	—	636,850,995	—	636,850,995
Asset-Backed Securities — Non-Agency	—	56,387,056	—	56,387,056
Inflation-Indexed Bonds	—	1,415,859	—	1,415,859
U.S. Treasury Obligations	265,476,906	357,284,899	—	622,761,805
U.S. Government & Agency Obligations	—	40,661	—	40,661
Foreign Government Obligations	—	29,589,220	414,580	30,003,800
Municipal Bonds	—	17,267,694	—	17,267,694
Total Bonds	265,476,906	3,709,090,964	14,425,209	3,988,993,079
Equity Securities
Preferred Stocks
Financials	36,557,619	3,473,250	—	40,030,869
Warrants
Energy	—	37,536	—	37,536
Total Equity Securities	36,557,619	3,510,786	—	40,068,405
Short-Term Securities
Treasury Note Short-Term	22,549,899	—	—	22,549,899
Total Short-Term Securities	22,549,899	—	—	22,549,899
Other
Senior Loans	—	2,141,672	—	2,141,672
Money Market Funds	37,895,335	—	—	37,895,335
Investments of Cash Collateral Received for Securities on Loan	—	464,446,809	—	464,446,809
Total Other	37,895,335	466,588,481	—	504,483,816
Investments in Securities	362,479,759	4,179,190,231	14,425,209	4,556,095,199
Derivatives(c)
Assets
Futures Contracts	752,942	—	—	752,942
Swap Contracts	—	2,342,292	—	2,342,292
Liabilities
Futures Contracts	(7,113,782)	—	—	(7,113,782)
Swap Contracts	—	(4,020,465)	—	(4,020,465)
Total	$356,118,919	$4,177,512,058	$14,425,209	$4,548,056,186

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain Corporate Bonds and Notes classified as Level 3 securities are valued using the market approach and utilized single market quotations from broker dealers.

The accompanying Notes to Financial Statements are an integral part of this statement.

128	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Diversified Bond Fund

Fair Value Measurements (continued)

Certain Corporate Bonds and Notes classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of securities and observable yields on securities management deemed comparable.

Certain Residential Mortgage-Backed and Asset-Backed securities classified as Level 3 securities are valued using the market approach and utilize a single market quotation from broker dealers.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes	Residential Mortgage-Backed Securities – Non-Agency	Asset- Backed Securities – Non-Agency	Foreign Government Obligations	Total
Balance as of December 31, 2010	$1,508,144	$26,338,013	$12,547,813	$—	$40,393,970
Accrued discounts/premiums	(15,189)	(49,313)	9,795	436	(54,271)
Realized gain (loss)	(1,156)	287,396	(1,777)	—	284,463
Change in unrealized appreciation (depreciation)*	377	(63,369)	(103,605)	(9,125)	(175,722)
Sales	(5,308,773)	(26,878,480)	(12,452,226)	—	(44,639,479)
Purchases	—	12,839,871	—	423,269	13,263,140
Transfers into Level 3	5,353,108	—	—	—	5,353,108
Transfers out of Level 3	—	—	—	—	—
Balance as of December 31, 2011	$1,536,511	$12,474,118	$ —	$414,580	$14,425,209

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2011 was $(84,031), which is comprised of Corporate Bonds & Notes of $(14,413), Residential Mortgage-Backed Securities—Non-Agency of $(60,493) and Foreign Government Obligations of $(9,125).

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to fair value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	129

Portfolio of Investments

Columbia Variable Portfolio – Dynamic Equity Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 99.1%
CONSUMER DISCRETIONARY 11.7%
Diversified Consumer Services 1.4%
Apollo Group, Inc., Class A(a)	60,227	$3,244,428
Bridgepoint Education, Inc.(a)(b)	99,900	2,297,700
ITT Educational Services, Inc.(a)(b)	148,200	8,431,098
Weight Watchers International, Inc.(b)	59,100	3,251,091

Total		17,224,317
Household Durables 0.4%
Tempur-Pedic International, Inc.(a)(b)	91,300	4,795,989
Internet & Catalog Retail 0.8%
Netflix, Inc.(a)	34,100	2,362,789
priceline.com, Inc.(a)	14,900	6,968,879

Total		9,331,668
Media 4.0%
DIRECTV, Class A(a)	462,500	19,776,500
DISH Network Corp., Class A	717,845	20,444,226
Viacom, Inc., Class B	206,795	9,390,561

Total		49,611,287
Multiline Retail 1.0%
Dillard’s, Inc., Class A(b)	268,401	12,045,837
Specialty Retail 4.1%
Aaron’s, Inc.	186,300	4,970,484
AutoZone, Inc.(a)	50,900	16,540,973
Finish Line, Inc., Class A (The)(b)	15,000	289,275
GameStop Corp., Class A(a)(b)	279,100	6,734,683
Rent-A-Center, Inc.(b)	498,879	18,458,523
TJX Companies, Inc.	58,617	3,783,727

Total		50,777,665
TOTAL CONSUMER DISCRETIONARY		143,786,763
CONSUMER STAPLES 10.0%
Beverages 0.1%
Coca-Cola Enterprises, Inc.	70,200	1,809,756
Food & Staples Retailing 4.0%
Kroger Co. (The)(b)	621,100	15,043,042
Wal-Mart Stores, Inc.(b)	561,810	33,573,766

Total		48,616,808
Food Products 1.8%
Hershey Co. (The)(b)	157,400	9,724,172
Tyson Foods, Inc., Class A	597,600	12,334,464

Total		22,058,636
Tobacco 4.1%
Lorillard, Inc.(b)	205,771	23,457,894
Philip Morris International, Inc.	342,384	26,870,296

Total		50,328,190
TOTAL CONSUMER STAPLES		122,813,390
ENERGY 11.0%
Energy Equipment & Services 1.5%
National Oilwell Varco, Inc.	94,072	6,395,955
Oceaneering International, Inc.(b)	234,700	10,826,711
ENERGY (cont.)
RPC, Inc.	64,900	$1,184,425

Total		18,407,091
Oil, Gas & Consumable Fuels 9.5%
Apache Corp.	198,439	17,974,605
Chevron Corp.	299,114	31,825,730
ConocoPhillips(b)	191,842	13,979,526
Exxon Mobil Corp.	129,316	10,960,824
Marathon Oil Corp.	742,284	21,726,653
Tesoro Corp.(a)(b)	382,800	8,942,208
Valero Energy Corp.	565,522	11,904,238

Total		117,313,784
TOTAL ENERGY		135,720,875
FINANCIALS 14.2%
Capital Markets 0.6%
American Capital Ltd.(a)(b)	773,400	5,204,982
Franklin Resources, Inc.	26,058	2,503,131

Total		7,708,113
Commercial Banks 0.5%
KeyCorp	832,635	6,402,963
Consumer Finance 2.7%
Capital One Financial Corp.(b)	339,000	14,336,310
Discover Financial Services	776,104	18,626,496

Total		32,962,806
Diversified Financial Services 3.0%
Citigroup, Inc.	103,606	2,725,874
IntercontinentalExchange, Inc.(a)	70,000	8,438,500
JPMorgan Chase & Co.	652,900	21,708,925
NASDAQ OMX Group, Inc. (The)(a)	187,380	4,592,684

Total		37,465,983
Insurance 4.7%
Aflac, Inc.	516,700	22,352,442
American Equity Investment Life Holding Co.(b)	303,800	3,159,520
Brown & Brown, Inc.(b)	259,900	5,881,537
Genworth Financial, Inc., Class A(a)	355,900	2,331,145
Hartford Financial Services Group, Inc.(b)	36,100	586,625
Lincoln National Corp.(b)	268,019	5,204,929
Protective Life Corp.	378,500	8,538,960
Reinsurance Group of America, Inc.	187,200	9,781,200

Total		57,836,358
Real Estate Investment Trusts (REITs) 2.7%
CBL & Associates Properties, Inc.(b)	207,019	3,250,198
Public Storage(b)	53,800	7,233,948
Simon Property Group, Inc.(b)	165,422	21,329,513
Two Harbors Investment Corp.(b)	104,300	963,732

Total		32,777,391
TOTAL FINANCIALS		175,153,614
HEALTH CARE 12.3%
Biotechnology 2.2%
Biogen Idec, Inc.(a)	36,236	$3,987,772
Celgene Corp.(a)	110,300	7,456,280
Gilead Sciences, Inc.(a)	363,500	14,878,055

Total		26,322,107
Health Care Providers & Services 3.2%
Humana, Inc.	112,470	9,853,497
UnitedHealth Group, Inc.	487,127	24,687,596
WellCare Health Plans, Inc.(a)	92,500	4,856,250

Total		39,397,343
Pharmaceuticals 6.9%
Abbott Laboratories	432,000	24,291,360
Bristol-Myers Squibb Co.	182,234	6,421,926
Eli Lilly & Co.	677,812	28,169,867
Pfizer, Inc.	1,100,000	23,804,000
Warner Chilcott PLC, Class A(a)(c)	151,400	2,290,682

Total		84,977,835
TOTAL HEALTH CARE		150,697,285
INDUSTRIALS 10.8%
Aerospace & Defense 2.5%
General Dynamics Corp.	110,901	7,364,935
Lockheed Martin Corp.(b)	102,652	8,304,547
Raytheon Co.	133,778	6,472,180
United Technologies Corp.	111,262	8,132,139

Total		30,273,801
Airlines 0.1%
Skywest, Inc.(b)	50,700	638,313
Commercial Services & Supplies 2.8%
Deluxe Corp.(b)	150,000	3,414,000
Pitney Bowes, Inc.(b)	756,139	14,018,817
RR Donnelley & Sons Co.(b)	1,202,074	17,345,928

Total		34,778,745
Industrial Conglomerates 1.8%
General Electric Co.	63,936	1,145,094
Tyco International Ltd.(c)	448,400	20,944,764

Total		22,089,858
Machinery 1.6%
Illinois Tool Works, Inc.	31,469	1,469,917
Parker Hannifin Corp.	150,900	11,506,125
Sauer-Danfoss, Inc.(a)	61,400	2,223,294
Toro Co. (The)(b)	66,900	4,058,154

Total		19,257,490
Professional Services 1.9%
Dun & Bradstreet Corp. (The)	261,700	19,583,011
Verisk Analytics, Inc., Class A(a)	113,200	4,542,716

Total		24,125,727
Road & Rail 0.1%
Landstar System, Inc.(b)	21,600	1,035,072
TOTAL INDUSTRIALS		132,199,006

The accompanying Notes to Financial Statements are an integral part of this statement.

130	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Dynamic Equity Fund

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY 18.6%
Computers & Peripherals 5.7%
Apple, Inc.(a)(d)	138,074	$55,919,970
Dell, Inc.(a)	1,001,894	14,657,709

Total		70,577,679
Electronic Equipment, Instruments & Components 0.9%
Vishay Intertechnology, Inc.(a)(b)	1,223,455	10,998,861
IT Services 5.3%
International Business Machines Corp.(b)	229,309	42,165,339
Lender Processing Services, Inc.	91,300	1,375,891
Mastercard, Inc., Class A	57,300	21,362,586

Total		64,903,816
Semiconductors & Semiconductor Equipment 3.7%
Atmel Corp.(a)	339,500	2,749,950
Cirrus Logic, Inc.(a)	57,800	916,130
GT Advanced Technologies, Inc.(a)(b)	1,292,200	9,355,528
Intel Corp.(b)	1,199,500	29,087,875
Novellus Systems, Inc.(a)	79,300	3,274,297

Total		45,383,780
Software 3.0%
Microsoft Corp.	1,390,669	36,101,767
VMware, Inc., Class A(a)	9,900	823,581

Total		36,925,348
TOTAL INFORMATION TECHNOLOGY		228,789,484
MATERIALS 3.7%
Chemicals 1.5%
CF Industries Holdings, Inc.	33,800	4,900,324
Eastman Chemical Co.	163,348	6,380,373
LyondellBasell Industries NV, Class A(c)	240,800	7,823,592

Total		19,104,289
Metals & Mining 0.7%
Freeport-McMoRan Copper & Gold, Inc.	244,472	8,994,125
Paper & Forest Products 1.5%
Buckeye Technologies, Inc.(b)	111,200	3,718,528
Domtar Corp.(b)	178,618	14,282,295

Total		18,000,823
TOTAL MATERIALS		46,099,237
TELECOMMUNICATION SERVICES 2.6%
Diversified Telecommunication Services 2.6%
AT&T, Inc.(b)	193,521	5,852,075
Verizon Communications, Inc.(b)	645,710	25,905,885

Total		31,757,960
TOTAL TELECOMMUNICATION SERVICES		31,757,960
UTILITIES 4.2%
Electric Utilities 2.1%
El Paso Electric Co.(b)	69,900	$2,421,336
Entergy Corp.	58,300	4,258,815
Exelon Corp.(b)	439,076	19,042,726

Total		25,722,877
Independent Power Producers & Energy Traders 1.7%
AES Corp. (The)(a)	1,803,000	21,347,520
Multi-Utilities 0.4%
OGE Energy Corp.(b)	73,400	4,162,514
TOTAL UTILITIES		51,232,911
Total Common Stocks
(Cost: $1,085,451,680)		$1,218,250,525

	Shares	Value
Money Market Funds 1.0%
Columbia Short-Term Cash Fund, 0.141%(e)(f)	12,589,870	$12,589,870
Total Money Market Funds
(Cost: $12,589,870)		$12,589,870

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 21.3%
Asset-Backed Commercial Paper 3.9%
Amsterdam Funding Corp.
01/04/12	0.320%	$4,998,444	$4,998,444
01/09/12	0.320%	4,998,444	4,998,444
Argento Variable Funding Company LLC
01/13/12	0.310%	9,997,245	9,997,245
Atlantis One
01/05/12	0.300%	1,999,483	1,999,483
02/01/12	0.370%	4,997,842	4,997,842
Cancara Asset Securitisation LLC
01/09/12	0.310%	1,999,432	1,999,432
01/11/12	0.310%	4,998,536	4,998,536
Gemini Securitization Corporation (FKA Twin Towers)
01/09/12	0.380%	1,999,303	1,999,303
Kells Funding, LLC
01/03/12	0.380%	4,998,206	4,998,206
Royal Park Investments Funding Corp.
01/05/12	1.000%	1,999,611	1,999,611
Windmill Funding Corp.
01/04/12	0.320%	4,998,444	4,998,444

Total			47,984,990
Certificates of Deposit 9.8%
Bank of Nova Scotia
05/03/12	0.401%	5,000,000	5,000,000
Branch Banking & Trust Corporation
01/09/12	0.350%	10,000,000	10,000,000
Canadian Imperial Bank
03/21/12	0.333%	5,001,568	5,001,568
Credit Suisse
03/08/12	0.540%	5,000,000	5,000,000
Certificates of Deposit (cont.)
Deutsche Bank AG
01/20/12	0.420%	$5,000,000	$5,000,000
Development Bank of Singapore Ltd.
01/03/12	0.295%	10,000,000	10,000,000
DnB NOR ASA
03/01/12	0.450%	7,000,000	7,000,000
National Bank of Canada
05/08/12	0.425%	5,000,000	5,000,000
Nordea Bank AB
01/13/12	0.350%	7,000,000	7,000,000
03/13/12	0.520%	4,000,000	4,000,000
Rabobank
01/20/12	0.331%	7,000,000	7,000,000
Skandinaviska Enskilda Banken AB
01/03/12	0.020%	10,000,000	10,000,000
Standard Chartered Bank PLC
01/03/12	0.460%	10,000,157	10,000,157
Svenska Handelsbanken
02/28/12	0.490%	6,000,000	6,000,000
03/01/12	0.460%	5,000,000	5,000,000
Union Bank of Switzerland
03/02/12	0.530%	5,000,000	5,000,000
03/15/12	0.560%	5,000,000	5,000,000
United Overseas Bank Ltd.
01/12/12	0.320%	10,000,000	10,000,000

Total			121,001,725
Commercial Paper 3.2%
Australia and New Zealand Bank Group, Ltd.
04/25/12	0.461%	6,983,632	6,983,632
HSBC Bank PLC
04/13/12	0.481%	8,978,040	8,978,040
Suncorp Metway Ltd.
02/02/12	0.500%	4,995,486	4,995,486
02/08/12	0.500%	4,995,694	4,995,694
Toyota Motor Credit Corp.
04/26/12	0.562%	3,988,551	3,988,551
Westpac Securities NZ Ltd.
03/02/12	0.441%	9,977,756	9,977,756

Total			39,919,159
Other Short-Term Obligations 0.7%
The Goldman Sachs Group, Inc.
01/13/12	0.550%	8,000,000	8,000,000
Repurchase Agreements 3.7%
Goldman Sachs & Co. dated 12/07/11, matures 01/06/12, repurchase price $5,000,156(g)
	0.160%	5,000,000	5,000,000
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $24,000,267(g)
	0.100%	24,000,000	24,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $5,000,078(g)
	0.140%	5,000,000	5,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	131

Portfolio of Investments (continued)

Columbia Variable Portfolio – Dynamic Equity Fund

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (contd.)
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $10,848,029(g)
	0.080%	$10,847,932	$10,847,932

Total			44,847,932
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $261,753,806)			$261,753,806
Total Investments
(Cost: $1,359,795,356)			$1,492,594,201
Other Assets & Liabilities, Net			(263,224,289)
Net Assets			$1,229,369,912

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2011

Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500 Index	40	$12,526,000	March 2012	$334,237	$—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At December 31, 2011, security was partially or fully on loan.

(c)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $31,059,038 or 2.53% of net assets.

(d)	At December 31, 2011, investments in securities included securities valued at $2,956,500 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(f)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$9,630,191	$185,714,947	$(182,755,268)	$—	$12,589,870	$22,594	$12,589,870

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Goldman Sachs & Co. (0.160%)

Security Description	Value
Ginnie Mae I Pool	$5,100,000
Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

132	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Dynamic Equity Fund

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$15,900,191
Federal National Mortgage Association	218,817
Freddie Mac Gold Pool	5,570,656
Freddie Mac Non Gold Pool	1,820,256
Ginnie Mae I Pool	968,946
Ginnie Mae II Pool	1,134
Total Market Value of Collateral Securities	$24,480,000

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$1,296,707
Fannie Mae REMICS	472,800
Fannie Mae Whole Loan	1,563
Fannie Mae-Aces	5,738
Federal Farm Credit Bank	44,037
Federal Home Loan Banks	49,667
Federal Home Loan Mortgage Corp	39,546
Federal National Mortgage Association	82,047
Freddie Mac Gold Pool	557,082
Freddie Mac Non Gold Pool	167,081
Freddie Mac Reference REMIC	13
Freddie Mac REMICS	377,149
Ginnie Mae I Pool	648,801
Ginnie Mae II Pool	869,203
Government National Mortgage Association	213,316
United States Treasury Bill	8,031
United States Treasury Note/Bond	260,701
United States Treasury Strip Coupon	6,518
Total Market Value of Collateral Securities	$ 5,100,000

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$ 3,343,128
Freddie Mac REMICS	1,175,767
Government National Mortgage Association	6,545,996
Total Market Value of Collateral Securities	$ 11,064,891

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	133

Portfolio of Investments (continued)

Columbia Variable Portfolio – Dynamic Equity Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

134	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Dynamic Equity Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

Description(a)	Fair value at December 31, 2011
	Level 1 quoted prices in active markets for identical assets(b)	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$143,786,763	$—	$—	$143,786,763
Consumer Staples	122,813,390	—	—	122,813,390
Energy	135,720,875	—	—	135,720,875
Financials	175,153,614	—	—	175,153,614
Health Care	150,697,285	—	—	150,697,285
Industrials	132,199,006	—	—	132,199,006
Information Technology	228,789,484	—	—	228,789,484
Materials	46,099,237	—	—	46,099,237
Telecommunication Services	31,757,960	—	—	31,757,960
Utilities	51,232,911	—	—	51,232,911
Total Equity Securities	1,218,250,525	—	—	1,218,250,525
Other
Money Market Funds	12,589,870	—	—	12,589,870
Investments of Cash Collateral Received for Securities on Loan	—	261,753,806	—	261,753,806
Total Other	12,589,870	261,753,806	—	274,343,676
Investments in Securities	1,230,840,395	261,753,806	—	1,492,594,201
Derivatives(c)
Assets
Futures Contracts	—	334,237	—	334,237
Total	$1,230,840,395	$262,088,043	$—	$1,492,928,438

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	135

Portfolio of Investments

Columbia Variable Portfolio – Emerging Markets Opportunity Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 94.5%
BRAZIL 11.0%
Banco Bradesco SA, ADR(a)	531,579	$8,866,738
BM&FBovespa SA(a)	1,586,900	8,337,553
BRF—Brasil Foods SA(a)	492,900	9,624,135
BRF—Brasil Foods SA, ADR(a)	46,812	915,175
CETIP SA—Balcao Organizado de Ativos e Derivativos(a)	171,800	2,482,246
Cia de Bebidas das Americas, ADR(a)	306,604	11,065,338
Cia Energetica de Minas Gerais, ADR(a)	48,095	855,610
Cia Hering(a)	315,600	5,492,227
Itaú Unibanco Holding SA, ADR(a)	125,193	2,323,582
Petroleo Brasileiro SA, ADR(a)	961,351	23,889,572
Tim Participacoes SA, ADR(a)	349,464	9,016,171
Totvs SA(a)	346,100	6,171,444
Vale SA, ADR(a)	322,620	6,920,199

Total		95,959,990
CHILE 2.1%
Banco Santander Chile, ADR(a)	75,460	5,712,322
Cencosud SA(a)	1,218,065	7,051,178
ENTEL Chile SA(a)	310,970	5,817,922

Total		18,581,422
CHINA 13.4%
Agricultural Bank of China Ltd., Class H(a)(b)	29,224,000	12,510,465
Baidu, Inc., ADR(a)(c)	57,203	6,662,434
Belle International Holdings Ltd.(a)	5,959,000	10,352,390
China Construction Bank Corp., Class H(a)	14,020,460	9,738,763
China Mobile Ltd.(a)	973,500	9,458,125
China Unicom Hong Kong Ltd.(a)(b)	5,058,000	10,663,067
CNOOC Ltd.(a)	1,652,000	2,880,666
Dongfeng Motor Group Co., Ltd., Class H(a)(b)	6,224,000	10,627,433
ENN Energy Holdings Ltd.(a)	1,746,000	5,589,891
Golden Eagle Retail Group Ltd.(a)(b)	3,529,000	7,439,195
New Oriental Education & Technology Group, ADR(a)(c)	290,744	6,992,393
PetroChina Co., Ltd., ADR(a)	21,316	2,649,792
PetroChina Co., Ltd., Class H(a)	9,726,000	12,078,078
Ping An Insurance Group Co., Class H(a)	1,421,500	9,326,139

Total		116,968,831
CZECH REPUBLIC 1.4%
Komercni Banka AS(a)	30,952	5,216,999
Telefonica Czech Republic AS(a)	369,531	7,165,571

Total		12,382,570
HONG KONG 2.4%
AAC Technologies Holdings, Inc.(a)	1,914,000	4,282,244
China Mobile Ltd., ADR (a)	67,694	3,282,482
China Unicom Hong Kong Ltd., ADR(a)	418,574	8,844,469
CNOOC Ltd., ADR(a)	25,017	4,369,969

Total		20,779,164
INDIA 5.7%
ICICI Bank Ltd.(a)	700,576	$9,108,899
Infosys Ltd.(a)	227,588	11,845,477
Infosys Ltd., ADR(a)	69,575	3,574,763
ITC Ltd.(a)	1,408,410	5,333,824
Jain Irrigation Systems Ltd.(a)	877,371	1,427,017
Jain Irrigation Systems Ltd.—DVR(a)(c)	43,868	29,119
Larsen & Toubro Ltd.(a)	143,542	2,684,940
Maruti Suzuki India Ltd.(a)	338,527	5,845,922
Reliance Industries Ltd.(a)	340,111	4,430,610
State Bank of India(a)	189,496	5,767,593

Total		50,048,164
INDONESIA 3.3%
PT Astra International Tbk(a)	855,000	6,967,477
PT Bank Mandiri Tbk(a)	10,499,060	7,802,802
PT Bank Rakyat Indonesia Persero Tbk(a)	9,583,000	7,123,264
PT Semen Gresik Persero Tbk(a)	5,838,000	7,366,229

Total		29,259,772
JERSEY 1.1%
Polymetal International PLC(a)(c)	580,793	9,867,569
MALAYSIA 2.4%
Genting Bhd(a)	3,019,800	10,468,687
Telekom Malaysia Bhd(a)	6,969,000	10,909,216

Total		21,377,903
MEXICO 5.3%
America Movil SAB de CV, Class L, ADR(a)	18,267	412,834
America Movil SAB de CV, Series L(a)	5,449,900	6,162,757
Fomento Economico Mexicano SAB de CV, ADR(a)	199,112	13,880,097
Grupo Financiero Banorte SAB de CV, Class O(a)(b)	1,573,600	4,764,316
Grupo Televisa SAB(a)	1,541,600	6,494,634
Wal-Mart de Mexico SAB de CV, Class V(a)	5,244,700	14,394,577

Total		46,109,215
PERU 1.9%
Cia de Minas Buenaventura SA, ADR(a)	255,599	9,799,666
Credicorp Ltd.(a)	64,484	7,059,063

Total		16,858,729
PHILIPPINES 1.0%
Ayala Corp.(a)	1,176,516	8,349,163
RUSSIAN FEDERATION 4.0%
Gazprom OAO(a)	655,865	3,488,687
Gazprom OAO, ADR(a)	191,426	2,049,215
Lukoil OAO, ADR(a)	52,351	2,783,765
Magnit OJSC, GDR(a)(c)(d)	504,021	10,665,084
RUSSIAN FEDERATION (cont.)
Mobile Telesystems OJSC, ADR(a)	497,500	$7,303,300
Rosneft Oil Co.(a)	1,259,096	8,310,034

Total		34,600,085
SINGAPORE 0.8%
Keppel Corp., Ltd.(a)	992,000	7,100,578
SOUTH AFRICA 8.9%
AngloGold Ashanti Ltd., ADR(a)	102,511	4,351,592
FirstRand Ltd.(a)	2,479,228	6,369,634
Harmony Gold Mining Co., Ltd., ADR(a)	726,193	8,452,887
Kumba Iron Ore Ltd.(a)(b)	97,906	6,064,131
Life Healthcare Group Holdings Ltd.(a)	4,459,621	11,402,417
MTN Group Ltd.(a)	265,857	4,733,526
Naspers Ltd., Class N(a)	189,899	8,308,456
Sasol Ltd.(a)	311,374	14,869,487
Sasol Ltd., ADR(a)	18,753	888,892
Shoprite Holdings Ltd.(a)	710,024	11,979,519

Total		77,420,541
SOUTH KOREA 14.3%
Hana Financial Group, Inc.(a)	187,970	5,824,685
Hyundai Department Store Co., Ltd.(a)(c)	83,126	11,781,320
Hyundai Heavy Industries Co., Ltd.(a)(c)	28,088	6,280,189
Hyundai Mobis(a)(c)	55,098	13,998,857
Hyundai Motor Co.(a)(c)	68,886	12,759,594
Hyundai Steel Co.(a)(c)	87,842	7,308,506
LG Chem Ltd.(a)(c)	30,748	8,478,950
Samsung Electronics Co., Ltd.(a)	41,560	38,228,466
Samsung Engineering Co., Ltd.(a)(c)	65,985	11,554,291
Shinhan Financial Group Co., Ltd.(a)(c)	244,759	8,463,821

Total		124,678,679
TAIWAN 9.0%
Advanced Semiconductor Engineering, Inc.(a)	9,669,000	8,283,739
Chinatrust Financial Holding Co., Ltd.(a)	14,738,452	9,184,507
Formosa Plastics Corp.(a)	3,297,000	8,788,702
Hon Hai Precision Industry Co., Ltd.(a)	2,269,246	6,205,788
HTC Corp.(a)	191,100	3,132,273
MediaTek, Inc.(a)	571,000	5,226,365
President Chain Store Corp.(a)	1,217,000	6,627,649
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	5,033,838	12,577,546
Taiwan Semiconductor Manufacturing Co., Ltd., ADR(a)	1,457,701	18,818,920

Total		78,845,489
THAILAND 3.3%
Bangkok Bank PCL, NVDR(a)	1,603,832	7,791,946
Banpu PCL, Foreign Registered Shares(a)	312,750	5,402,374
PTT Global Chemical PCL(a)(c)	2,906,556	5,619,648

The accompanying Notes to Financial Statements are an integral part of this statement.

136	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Emerging Markets Opportunity Fund

Issuer	Shares	Value
Common Stocks (continued)
THAILAND (cont.)
Siam Commercial Bank PCL, Foreign Registered Shares(a)	2,358,400	$8,692,137
Total Access Communication PCL, NVDR(a)	699,200	1,539,032

Total		29,045,137
TURKEY 3.2%
Tav Havalimanlari Holding As(a)(c)	1,028,785	4,378,617
Tupras Turkiye Petrol Rafine(a)	330,963	6,990,638
Turkiye Garanti Bankasi AS(a)	3,241,978	10,100,420
Turkiye Halk Bankasi AS(a)	1,173,576	6,135,130

Total		27,604,805
Total Common Stocks
(Cost: $854,204,015)		$825,837,806

Preferred Stocks 2.7%
BRAZIL 2.5%
Cia Energetica Minas Gerais(a)	383,600	$6,842,178
Cia de Bebidas das Americas(a)	53,800	1,941,155
Itaú Unibanco Holding SA(a)	565,600	10,306,792
Petroleo Brasileiro SA(a)	249,300	2,872,246

Total		21,962,371
RUSSIAN FEDERATION 0.2%
Mechel(a)	281,871	1,775,917
Total Preferred Stocks
(Cost: $27,494,842)		$23,738,288

	Shares	Value
Money Market Funds 2.9%
Columbia Short-Term Cash Fund, 0.141%(e)(f)	25,113,824	$25,113,824
Total Money Market Funds
(Cost: $25,113,824)		$25,113,824

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 2.8%
Certificates of Deposit 0.1%
Standard Chartered Bank PLC
03/05/12	0.630%	$1,000,000	$1,000,000
Repurchase Agreements 2.7%
Citibank NA dated 12/30/11, matures 01/03/12, repurchase price $5,000,044(g)
	0.080%	5,000,000	5,000,000
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $5,000,028(g)
	0.050%	5,000,000	5,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $10,000,156(g)
	0.140%	10,000,000	10,000,000
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $3,207,156(g)
	0.080%	3,207,127	3,207,127

Total			23,207,127
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $24,207,127)			$24,207,127
Total Investments
(Cost: $931,019,808)			$898,897,045
Other Assets & Liabilities, Net			(25,132,929)
Net Assets			$873,764,116

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at December 31, 2011:

Industry	Percentage of Net Assets	Value
Auto Components	1.6%	$13,998,857
Automobiles	4.1	36,200,427
Banking	1.2	10,306,792
Beverages	2.9	24,945,436
Capital Markets	0.3	2,482,246
Chemicals	2.6	22,887,300
Commercial Banks	16.3	142,187,450
Communications Equipment	0.9	7,414,517
Construction & Engineering	1.6	14,239,231
Construction Materials	0.8	7,366,229
Consumer Staples	0.2	1,941,155
Divesified Consumer Services	0.8	6,992,393
Diversified Financial Services	2.6	23,056,350
Diversified Telecommunication Services	4.3	37,582,322
Electric Utilities	0.9	7,697,788
Electrical Equipment, Instruments & Components	0.7	6,205,788

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	137

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Opportunity Fund

Industry	Percentage of Net Assets	Value
Food & Staples Retailing	5.8%	$50,718,008
Food Products	1.2	10,539,310
Gas Utilities	0.6	5,589,891
Health Care Providers & Services	1.3	11,402,417
Hotels, Restaurants & Leisure	1.2	10,468,687
Industrial Conglomerates	0.8	7,100,578
Insurance	1.1	9,326,139
Internet Software & Services	0.8	6,662,433
IT Services	1.8	15,420,240
Machinery	0.9	7,736,326
Media	1.7	14,803,090
Metals & Mining	6.2	54,540,466
Multiline Retail	2.2	19,220,515
Oil, Gas & Consumable Fuels	11.2	97,954,024
Semiconductors & Semiconductor Equipment	9.5	83,135,036
Software	0.7	6,171,444
Speciality Retail	1.8	15,844,617
Tobacco	0.6	5,333,824
Transportation Infrastructure	0.5	4,378,618
Wireless Telecommunication Services	5.5	47,726,150
Other(1)	5.7	49,320,951
Total		$898,897,045

(1)	Includes Cash Equivalents.

Notes to Portfolio of Investments

(a)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $849,576,094 or 97.23% of net assets.

(b)	At December 31, 2011, security was partially or fully on loan.

(c)	Non-income producing.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $10,665,084 or 1.22% of net assets.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(f)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$10,923,710	$432,862,507	$(418,672,393)	$—	$25,113,824	$26,382	$25,113,824

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citibank NA (0.080%)

Security Description	Value
Fannie Mae REMICS	$1,451,611
Freddie Mac REMICS	3,528,536
Government National Mortgage Association	119,853
Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

138	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Emerging Markets Opportunity Fund

Notes to Portfolio of Investments (continued)

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Fannie Mae Interest Strip	$970,758
Fannie Mae REMICS	2,198,424
Federal Home Loan Mortgage Corp	1,616,801
Federal National Mortgage Association	314,048
Total Market Value of Collateral Securities	$5,100,031

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$2,593,413
Fannie Mae REMICS	945,601
Fannie Mae Whole Loan	3,125
Fannie Mae-Aces	11,475
Federal Farm Credit Bank	88,075
Federal Home Loan Banks	99,335
Federal Home Loan Mortgage Corp	79,092
Federal National Mortgage Association	164,094
Freddie Mac Gold Pool	1,114,165
Freddie Mac Non Gold Pool	334,161
Freddie Mac Reference REMIC	27
Freddie Mac REMICS	754,297
Ginnie Mae I Pool	1,297,603
Ginnie Mae II Pool	1,738,407
Government National Mortgage Association	426,631
United States Treasury Bill	16,061
United States Treasury Note/Bond	521,403
United States Treasury Strip Coupon	13,035
Total Market Value of Collateral Securities	$10,200,000

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$988,376
Freddie Mac REMICS	347,609
Government National Mortgage Association	1,935,285
Total Market Value of Collateral Securities	$3,271,270

Abbreviation Legend
ADR	American Depositary Receipt
DVR	Differential Voting Rights
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	139

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Opportunity Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

140	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Emerging Markets Opportunity Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$18,979,253	$98,549,332	$—	$117,528,585
Consumer Staples	49,879,323	41,657,255	—	91,536,578
Energy	36,631,206	58,450,572	—	95,081,778
Financials	39,545,820	137,506,366	—	177,052,186
Health Care	—	11,402,417	—	11,402,417
Industrials	—	33,454,752	—	33,454,752
Information Technology	35,227,561	89,781,898	—	125,009,459
Materials	29,524,343	53,493,735	—	83,018,078
Telecommunication Services	35,022,013	50,286,459	—	85,308,472
Utilities	855,610	5,589,891	—	6,445,501
Preferred Stocks
Consumer Staples	1,941,155	—	—	1,941,155
Energy	2,872,246	—	—	2,872,246
Financials	10,306,792	—	—	10,306,792
Materials	—	1,775,917	—	1,775,917
Utilities	6,842,178	—	—	6,842,178
Total Equity Securities	267,627,500	581,948,594	—	849,576,094

Other
Money Market Funds	25,113,824	—	—	25,113,824
Investments of Cash Collateral Received for Securities on Loan	—	24,207,127	—	24,207,127
Total Other	25,113,824	24,207,127	—	49,320,951
Total	$292,741,324	$606,155,721	$—	$898,897,045

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end.

Transfers	between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The	following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$11,393,903	$ —	$ —	$11,393,903

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	141

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Opportunity Fund

Fair Value Measurements (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

142	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Variable Portfolio – Global Bond Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate		Principal Amount	Value
Corporate Bonds & Notes(a) 30.5%
AUSTRALIA 0.7%
FMG Resources August 2006 Proprietary Ltd.(b)(c)
11/01/15	7.000%		$797,000	$804,970
02/01/16	6.375%		303,000	293,910
02/01/18	6.875%		72,000	68,940
Senior Notes
11/01/19	8.250%		355,000	358,550
Telstra Corp., Ltd. Senior Unsecured(b)(d)
04/01/12	6.375%		1,050,000	1,064,515
Westpac Banking Corp. Senior Unsecured(b)
09/24/12	7.250	% AUD	1,700,000	1,771,802
Woodside Finance Ltd.(b)(c)
11/10/14	4.500%		$3,535,000	3,720,860
05/10/21	4.600%		3,140,000	3,206,154

Total				11,289,701
BELGIUM 0.2%
Fortis Bank SA/NV Senior Unsecured(b)
05/30/14	4.500	% EUR	1,910,000	2,518,430
BERMUDA 0.1%
Bacardi Ltd.(b)(c)
04/01/14	7.450%		$810,000	912,942
CANADA 3.0%
Atlantic Power Corp.(b)(c)
11/15/18	9.000%		605,000	605,209
Bank of Montreal(b)(c)
10/31/14	1.300%		4,715,000	4,701,900
Bank of Nova Scotia(b)(c)
11/07/14	1.250%		4,700,000	4,680,142
08/03/16	2.150%		8,805,000	8,867,093
Bank of Nova Scotia(b)(c)(d)
10/29/15	1.650%		4,290,000	4,295,798
Cascades, Inc.(b)
12/15/17	7.750%		825,000	816,750
MEG Energy Corp.(b)(c)
03/15/21	6.500%		480,000	490,800
Novelis, Inc.(b)
12/15/20	8.750%		545,000	584,513
Petro-Canada Senior Unsecured(b)
05/15/18	6.050%		4,730,000	5,568,014
Quebecor Media, Inc. Senior Unsecured(b)
03/15/16	7.750%		400,000	411,000
Rogers Communications, Inc.(b)
08/15/18	6.800%		4,430,000	5,395,584
Royal Bank of Canada Senior Unsecured(b)
01/18/13	3.250	% EUR	2,235,000	2,946,557
Thomson Reuters Corp.(b)
07/15/18	6.500%		$950,000	1,138,191
Toronto-Dominion Bank (The)(b) Senior Unsecured
05/14/15	5.375	%EUR	2,100,000	2,991,431
Toronto-Dominion Bank (The)(b)(c)(d)
09/14/16	1.625%		$6,886,000	6,795,360

Total				50,288,342

Issuer	Coupon Rate		Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
CAYMAN ISLANDS —%
UPCB Finance V Ltd. Senior Secured(b)(c)
11/15/21	7.250%		$425,000	$430,181
FRANCE 1.1%
BNP Paribas Home Loan SFH(b)(c)(d)
11/02/15	2.200%		3,815,000	3,668,386
BNP Paribas Subordinated Notes(b)
12/17/12	5.250	% EUR	1,965,000	2,564,234
Cie de Financement Foncier(b)(c)
09/16/15	2.500%		3,900,000	3,805,008
Credit Agricole SA Senior Unsecured(b)
06/24/13	6.000	% EUR	1,950,000	2,614,703
France Telecom SA Senior Unsecured(b)
02/21/17	4.750	% EUR	3,435,000	4,838,763
Veolia Environnement SA Senior Unsecured(b)
01/16/17	4.375	% EUR	1,050,000	1,419,804

Total				18,910,898
GERMANY 0.2%
E.ON International Finance BV(b)
05/29/12	6.375	% GBP	945,000	1,495,494
10/02/17	5.500	% EUR	1,040,000	1,550,099

Total				3,045,593
IRELAND 0.1%
Ardagh Packaging Finance PLC Senior Secured(b)(c)
10/15/17	7.375%		807,000	815,070
ITALY 0.1%
Intesa Sanpaolo SpA Senior Unsecured(b)
12/19/13	5.375	% EUR	1,200,000	1,545,894
JAPAN 0.1%
Bayer Holding Ltd.(b)
06/28/12	1.955	% JPY	130,000,000	1,695,665
LUXEMBOURG 0.5%
ArcelorMittal Senior Unsecured(b)(d)
03/01/21	5.500%		5,535,000	5,080,626
Calcipar SA Senior Secured(b)(c)
05/01/18	6.875%		1,229,000	1,106,100
Intelsat Jackson Holdings SA(b)
10/15/20	7.250%		680,000	690,200
Intelsat Jackson Holdings SA(b)(c)
04/01/19	7.250%		150,000	152,250
Telecom Italia Capital SA(b)
07/18/36	7.200%		110,000	90,854
Wind Acquisition Finance SA(b)(c) Secured
07/15/17	11.750%		22,000	19,690
Senior Secured
02/15/18	7.250%		547,000	493,668

Total				7,633,388

Issuer	Coupon Rate		Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
NETHERLANDS 1.4%
Allianz Finance II BV(b)
11/23/16	4.000	% EUR	750,000	$1,029,900
BMW Finance NV(b)
09/19/13	8.875	% EUR	1,950,000	2,819,829
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA(b) Senior Unsecured
04/04/12	4.125	% EUR	2,290,000	2,983,001
07/03/14	6.750	% AUD	2,300,000	2,436,171
Deutsche Telekom International Finance BV(b)
09/26/12	7.125	% GBP	2,272,000	3,669,447
01/19/15	4.000	% EUR	3,755,000	5,100,709
ING Groep NV Senior Unsecured(b)
05/31/17	4.750	% EUR	3,125,000	4,008,989
LyondellBasell Industries NV(b)(c)
11/15/21	6.000%		$1,587,000	1,646,512
NXP BV/Funding LLC Senior Secured(b)(c)
08/01/18	9.750%		191,000	209,145

Total				23,903,703
NEW ZEALAND 0.2%
ANZ National International Ltd. Senior Unsecured(b)(c)
08/10/15	3.125%		3,730,000	3,710,066
SPAIN 0.4%
Santander U.S. Debt SAU Bank Guaranteed(b)(c)(d)
10/07/15	3.781%		900,000	822,317
Telefonica Emisiones SAU(b)
01/15/15	4.949%		3,940,000	3,919,275
02/02/16	4.375	% EUR	1,850,000	2,366,421

Total				7,108,013
SUPRA-NATIONAL 0.1%
Council of Europe Development Bank(b)
09/16/14	5.750	% AUD	2,300,000	2,374,916
UNITED KINGDOM 0.6%
Ineos Finance PLC Senior Secured(b)(c)
05/15/15	9.000%		959,000	973,385
MetLife of Connecticut (b)
05/24/12	0.536	% JPY	400,000,000	5,144,862
SABMiller PLC Senior Unsecured(b)(c)
07/15/18	6.500%		2,680,000	3,200,887

Total				9,319,134
UNITED STATES 21.7%
ADS Tactical, Inc. Senior Secured(c)
04/01/18	11.000%		1,050,000	1,050,000
AES Corp. (The) Senior Unsecured(c)
07/01/21	7.375%		536,000	577,540
AMC Networks, Inc.(c)
07/15/21	7.750%		620,000	674,250
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%		55,000	56,650

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	143

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
UNITED STATES (cont.)
ARAMARK Holdings Corp. Senior Unsecured PIK(c)
05/01/16	8.625%	$175,000	$180,250
AT&T, Inc. Senior Unsecured
02/15/39	6.550%	2,115,000	2,690,362
09/01/40	5.350%	1,665,000	1,872,958
08/15/41	5.550%	2,400,000	2,825,801
Ally Financial, Inc.
03/15/20	8.000%	650,000	666,250
09/15/20	7.500%	800,000	808,000
Alpha Natural Resources, Inc.
06/01/19	6.000%	517,000	501,490
Amkor Technology, Inc.(d) Senior Unsecured
05/01/18	7.375%	952,000	973,420
06/01/21	6.625%	587,000	564,987
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	1,245,000	1,411,270
Antero Resources Finance Corp.
12/01/17	9.375%	29,000	31,320
Antero Resources Finance Corp.(c)
08/01/19	7.250%	43,000	44,075
Appalachian Power Co. Senior Unsecured
03/30/21	4.600%	667,000	731,470
Arch Coal, Inc.(c)
06/15/21	7.250%	172,000	176,730
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	395,000	405,863
Ball Corp.
09/01/19	7.375%	95,000	104,025
09/15/20	6.750%	538,000	585,075
Bank of America Corp. Senior Unsecured
05/13/21	5.000%	4,940,000	4,499,525
Belo Corp.
11/15/16	8.000%	550,000	595,375
Best Buy Co., Inc. Senior Unsecured
03/15/21	5.500%	5,660,000	5,414,248
Brocade Communications Systems, Inc. Senior Secured
01/15/18	6.625%	512,000	532,480
01/15/20	6.875%	219,000	233,235
Building Materials Corp. of America Senior Notes(c)
05/01/21	6.750%	1,123,000	1,179,150
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(c)
05/01/17	7.750%	945,000	1,018,237
CF Industries, Inc.
05/01/20	7.125%	206,000	243,080
CHS/Community Health Systems, Inc.(d)
07/15/15	8.875%	271,000	279,808
CIT Group, Inc. Secured(c)(d)
04/01/18	6.625%	390,000	400,725
CMS Energy Corp. Senior Unsecured
12/15/15	6.875%	1,880,000	2,072,756

Issuer	Coupon Rate		Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
UNITED STATES (cont.)
CNH Capital LLC(c)
11/01/16	6.250%		$622,000	$640,660
CSC Holdings LLC Senior Unsecured(c)
11/15/21	6.750%		496,000	522,040
CSX Corp. Senior Unsecured
03/15/18	6.250%		8,614,000	10,254,166
CVS Caremark Corp. Senior Unsecured
06/01/17	5.750%		6,180,000	7,211,084
05/15/41	5.750%		2,095,000	2,494,581
Cardinal Health, Inc. Senior Unsecured
12/15/20	4.625%		4,455,000	4,775,849
Cardtronics, Inc.
09/01/18	8.250%		550,000	599,500
Carrizo Oil & Gas, Inc.(c)
10/15/18	8.625%		576,000	581,760
Case New Holland, Inc.
12/01/17	7.875%		741,000	837,330
Celanese U.S. Holdings LLC
06/15/21	5.875%		190,000	196,175
Chesapeake Energy Corp.
08/15/20	6.625%		895,000	955,412
02/15/21	6.125%		1,320,000	1,356,300
Chrysler Group LLC/Co-Issuer, Inc.(c) Senior Secured
06/15/21	8.250%		225,000	204,188
Chrysler Group LLC/Co-Issuer, Inc.(c)(d) Senior Secured
06/15/19	8.000%		251,000	229,038
Cinemark U.S.A., Inc(d)
06/15/21	7.375%		103,000	105,318
Citigroup, Inc. Senior Unsecured
08/02/19	5.000	%EUR	1,905,000	2,414,648
Clean Harbors, Inc. Senior Secured
08/15/16	7.625%		$180,000	191,250
Cleveland Electric Illuminating Co. (The) 1st Mortgage
11/15/18	8.875%		2,450,000	3,287,469
Senior Unsecured
12/15/13	5.650%		2,900,000	3,095,135
Clorox Co. (The) Senior Unsecured
03/01/13	5.000%		55,000	57,304
Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%		2,231,000	2,561,032
Columbus McKinnon Corp.
02/01/19	7.875%		161,000	167,239
Comcast Corp.
02/15/18	5.875%		1,260,000	1,456,896
08/15/37	6.950%		1,205,000	1,533,131
CommScope, Inc.(c)
01/15/19	8.250%		67,000	67,000
Concho Resources, Inc.
01/15/21	7.000%		774,000	831,082
01/15/22	6.500%		471,000	492,195

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
UNITED STATES (cont.)
Consol Energy, Inc.
04/01/20	8.250%	$399,000	$440,895
Consol Energy, Inc.(c)
03/01/21	6.375%	800,000	808,000
Continental Resources, Inc.
04/01/21	7.125%	118,000	127,883
Cott Beverages, Inc.
09/01/18	8.125%	99,000	106,920
Cricket Communications, Inc. Senior Secured
05/15/16	7.750%	986,000	1,018,045
Crown Americas LLC/Capital Corp. III
02/01/21	6.250%	810,000	846,450
DISH DBS Corp.
02/01/16	7.125%	710,000	765,025
06/01/21	6.750%	685,000	738,087
DPL, Inc.(c) Senior Unsecured
10/15/16	6.500%	263,000	280,095
10/15/21	7.250%	154,000	166,320
Delphi Corp.(c)
05/15/21	6.125%	145,000	148,625
Delphi Corp.(c)(d)
05/15/19	5.875%	217,000	220,255
Detroit Edison Co. (The) Senior Secured
10/01/13	6.400%	2,375,000	2,587,135
Dominion Resources, Inc. Senior Unsecured
06/15/18	6.400%	6,680,000	8,061,845
08/01/33	5.250%	5,075,000	5,569,782
Duke Energy Carolinas LLC 1st Mortgage
12/15/41	4.250%	855,000	894,539
Duke Energy Corp. Senior Unsecured
06/15/18	6.250%	1,460,000	1,734,084
09/15/19	5.050%	4,240,000	4,810,513
EH Holding Corp. Senior Secured(c)
06/15/19	6.500%	439,000	457,658
ERAC U.S.A. Finance LLC(c)
10/15/37	7.000%	2,770,000	3,332,515
El Paso Corp. Senior Unsecured
09/15/20	6.500%	1,472,000	1,608,160
01/15/32	7.750%	25,000	28,875
Embarq Corp. Senior Unsecured
06/01/36	7.995%	5,960,000	6,175,680
Endo Pharmaceuticals Holdings, Inc.
01/15/22	7.250%	225,000	239,344
Enterprise Products Operating LLC
02/15/42	5.700%	2,295,000	2,500,373
Equinix, Inc. Senior Unsecured
07/15/21	7.000%	420,000	445,200
Express Scripts, Inc.
05/15/16	3.125%	7,555,000	7,596,877
First Data Corp. Senior Secured(c)(d)
06/15/19	7.375%	308,000	289,520

The accompanying Notes to Financial Statements are an integral part of this statement.

144	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Global Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
UNITED STATES (cont.)
Florida Power Corp. 1st Mortgage
06/15/18	5.650%	$380,000	$454,033
Ford Motor Credit Co. LLC Senior Unsecured
05/15/18	5.000%	728,000	729,888
02/01/21	5.750%	1,083,000	1,128,628
Fresenius Medical Care U.S. Finance, Inc.(c)
09/15/18	6.500%	63,000	65,993
02/15/21	5.750%	820,000	818,975
Frontier Communications Corp. Senior Unsecured
04/15/20	8.500%	501,000	512,899
General Electric Capital Corp. Senior Unsecured
05/17/12	6.125%	GBP 1,375,000	2,166,342
10/17/21	4.650%	12,245,000	12,779,702
Georgia-Pacific LLC(c)
11/01/20	5.400%	760,000	841,812
Goldman Sachs Group, Inc. (The) Senior Unsecured
02/07/16	3.625%	1,410,000	1,362,374
05/02/18	6.375%	EUR 1,125,000	1,493,318
06/15/20	6.000%	5,205,000	5,331,804
Graphic Packaging International, Inc.
10/01/18	7.875%	98,000	104,370
Greif, Inc. Senior Unsecured
02/01/17	6.750%	406,000	424,270
Grifols, Inc.
02/01/18	8.250%	508,000	533,400
HCA, Inc. Senior Secured
02/15/20	6.500%	1,188,000	1,232,550
Health Management Associates, Inc. Senior Unsecured(c)
01/15/20	7.375%	762,000	792,480
Healthsouth Corp.(d)
09/15/22	7.750%	482,000	474,168
Hertz Corp. (The)
01/15/21	7.375%	313,000	318,086
Huntington Ingalls Industries, Inc.(c)
03/15/18	6.875%	450,000	441,000
03/15/21	7.125%	350,000	343,000
Indiana Michigan Power Co. Senior Unsecured
03/15/37	6.050%	2,843,000	3,471,516
Interface, Inc.
12/01/18	7.625%	129,000	136,418
Interline Brands, Inc.
11/15/18	7.000%	212,000	219,420
International Lease Finance Corp.
Senior Unsecured
05/15/19	6.250%	491,000	453,581
International Lease Finance Corp.(d) Senior Unsecured
12/15/20	8.250%	755,000	762,550
Ipalco Enterprises, Inc. Senior Secured
05/01/18	5.000%	203,000	198,940

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
UNITED STATES (cont.)
JM Huber Corp. Senior Unsecured(c)
11/01/19	9.875%	$450,000	$460,125
JMC Steel Group Senior Notes(c)
03/15/18	8.250%	831,000	810,225
JPMorgan Chase & Co. Senior Unsecured
03/01/16	3.450%	10,165,000	10,327,162
08/15/21	4.350%	2,560,000	2,585,362
Kansas Gas & Electric Co. 1st Mortgage(c)
06/15/19	6.700%	1,000,000	1,239,772
Kinder Morgan Energy Partners LP Senior Unsecured
09/01/41	5.625%	4,000,000	4,120,177
Kraft Foods, Inc. Senior Unsecured
02/01/18	6.125%	9,290,000	10,889,385
08/23/18	6.125%	975,000	1,150,443
Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	202,000	207,050
Lear Corp.
03/15/18	7.875%	874,000	943,920
Level 3 Financing, Inc.(d)
04/01/19	9.375%	222,000	231,713
Limited Brands, Inc.
04/01/21	6.625%	604,000	640,240
MGM Resorts International Senior Secured
03/15/20	9.000%	309,000	342,218
Manitowoc Co., Inc. (The)(d)
11/01/20	8.500%	260,000	273,975
Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%	1,255,000	1,422,199
MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	645,000	674,025
MetroPCS Wireless, Inc.
11/15/20	6.625%	205,000	191,163
Midwest Generation LLC Pass-Through Certificates
01/02/16	8.560%	264,370	267,013
Morgan Stanley Senior Unsecured
10/02/17	5.500%	EUR 2,475,000	2,951,557
07/28/21	5.500%	6,190,000	5,723,491
Mylan, Inc.(c)
11/15/18	6.000%	830,000	853,862
Nalco Co.(c)
01/15/19	6.625%	1,058,000	1,224,635
National CineMedia LLC Senior Unsecured
07/15/21	7.875%	404,000	400,465
Nevada Power Co.
05/15/18	6.500%	1,200,000	1,439,850
08/01/18	6.500%	1,625,000	1,960,366
News America, Inc.
02/15/41	6.150%	4,860,000	5,601,592
Nextel Communications, Inc.
08/01/15	7.375%	587,000	537,105

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
UNITED STATES (cont.)
Nisource Finance Corp.
09/15/17	5.250%	$7,707,000	$8,507,464
09/15/20	5.450%	2,505,000	2,774,681
Northern States Power Co. 1st Mortgage
08/28/12	8.000%	1,635,000	1,711,129
Northwest Pipeline GP Senior Unsecured
06/15/16	7.000%	2,515,000	2,972,456
04/15/17	5.950%	1,105,000	1,286,222
Omnicare, Inc.
06/01/20	7.750%	385,000	413,394
Oncor Electric Delivery Co. LLC Senior Secured
01/15/15	6.375%	2,520,000	2,879,559
Oshkosh Corp.
03/01/17	8.250%	497,000	516,880
03/01/20	8.500%	598,000	615,940
PacifiCorp 1st Mortgage
09/15/13	5.450%	850,000	909,736
Pacific Gas & Electric Co. Senior Unsecured(d)
10/01/20	3.500%	1,035,000	1,080,743
Peabody Energy Corp.
09/15/20	6.500%	730,000	766,500
Peabody Energy Corp.(c)
11/15/18	6.000%	591,000	602,820
11/15/21	6.250%	394,000	407,790
Penn National Gaming, Inc. Senior Subordinated Notes
08/15/19	8.750%	140,000	152,250
Polypore International, Inc.
11/15/17	7.500%	440,000	455,400
Progress Energy, Inc. Senior Unsecured
03/15/14	6.050%	2,870,000	3,166,798
12/01/19	4.875%	5,535,000	6,292,819
Prudential Financial, Inc. Senior Unsecured
05/12/16	3.000%	605,000	602,832
12/01/17	6.000%	620,000	689,542
QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	505,000	544,138
QVC, Inc.(c) Senior Secured
10/01/19	7.500%	166,000	179,280
10/15/20	7.375%	848,000	911,600
Rain CII Carbon LLC/Corp. Senior Secured(c)
12/01/18	8.000%	484,000	494,890
Range Resources Corp.
05/15/19	8.000%	455,000	507,325
Regal Cinemas Corp.
07/15/19	8.625%	500,000	540,000
Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	30,000	33,000
07/15/21	6.500%	724,000	752,960
Reynolds Group Issuer, Inc./LLC(c) Senior Secured
10/15/16	8.750%	848,000	892,520
08/15/19	7.875%	691,000	722,095

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	145

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

Issuer	Coupon Rate		Principal Amount		Value
Corporate Bonds & Notes(a) (continued)
UNITED STATES (cont.)
SBA Telecommunications, Inc.
08/15/16	8.000%		$740,000		$797,350
08/15/19	8.250%		240,000		261,000
SM Energy Co. Senior Unsecured(c)
11/15/21	6.500%		406,000		418,180
STHI Holding Corp. Secured(c)
03/15/18	8.000%		164,000		168,510
Sally Holdings LLC/Capital, Inc.(c)(d)
11/15/19	6.875%		128,000		133,120
Seneca Gaming Corp.(c)
12/01/18	8.250%		372,000		363,630
Sierra Pacific Power Co.
05/15/16	6.000%		8,251,000		9,571,688
Southern California Gas Co. 1st Mortgage
03/15/14	5.500%		1,900,000		2,082,617
Southern Natural Gas Co. Senior Unsecured(c)
04/01/17	5.900%		11,898,000		13,597,891
Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%		446,000		453,805
Spectrum Brands Holdings, Inc . Senior Secured
06/15/18	9.500%		1,464,000		1,601,250
Speedway Motorsports, Inc.
06/01/16	8.750%		275,000		299,750
Sprint Nextel Corp.(c)
11/15/18	9.000%		1,150,000		1,206,062
TCM Sub LLC(c)
01/15/15	3.550%		4,120,000		4,335,487
Tampa Electric Co. Senior Unsecured
05/15/18	6.100%		1,805,000		2,170,572
Time Warner Cable, Inc.
07/01/18	6.750%		7,600,000		9,026,634
Time Warner, Inc.
03/29/41	6.250%		575,000		689,397
Toledo Edison Co. (The) Senior Secured
05/15/37	6.150%		5,225,000		6,284,217
Tomkins LLC/Inc. Secured
10/01/18	9.000%		509,000		564,354
TransDigm, Inc.
12/15/18	7.750%		483,000		519,225
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%		6,860,000		7,942,981
06/15/18	6.050%		1,108,000		1,268,202
Transcontinental Gas Pipe Line Co. LLC(c) Senior Unsecured
08/15/41	5.400%		2,370,000		2,670,854
Tw telecom holdings, inc.
03/01/18	8.000%		746,000		794,490
United States Cellular Corp. Senior Unsecured
12/15/33	6.700%		483,000		484,965
United States (cont.)
UnitedHealth Group, Inc. Senior Unsecured
02/15/18	6.000%			$3,315,000		$3,941,406
Vail Resorts, Inc.(d)
05/01/19	6.500%			316,000		322,320
Verizon New York, Inc. Senior Unsecured
04/01/32	7.375%			4,009,000		4,668,260
Visteon Corp.(c)
04/15/19	6.750%			849,000		827,775
WPX Energy, Inc. Senior Unsecured(c)
01/15/22	6.000%			404,000		413,595
Waste Management, Inc.
06/30/20	4.750%			4,520,000		4,958,621
Wells Fargo & Co. Senior Unsecured
11/03/16	4.125%	EUR		1,150,000		1,554,642
04/01/21	4.600%			375,000		411,256
Whiting Petroleum Corp.
10/01/18	6.500%			29,000		30,305
Windstream Corp.
03/15/19	7.000%			90,000		90,900
10/15/20	7.750%			490,000		506,538
WireCo WorldGroup, Inc.(c)
05/15/17	9.750%			500,000		503,125
Yum! Brands, Inc.
Senior Unsecured
09/15/19	5.300%			3,235,000		3,619,441
11/01/21	3.750%			1,285,000		1,305,425

Total						360,820,097
Total Corporate Bonds & Notes
(Cost: $483,820,515)						$506,322,033

Residential Mortgage-backed Securities — Agency 4.3%
UNITED STATES 4.3%
Federal Home Loan Mortgage Corp.(e)
05/01/18	4.500%			$161,540		$171,115
10/01/18- 11/01/33	5.000%			736,341		806,632
04/01/33	6.000%			382,855		427,675
09/01/17- 08/01/33	6.500%			75,753		85,194
Federal National Mortgage Association(e)
08/01/18- 09/01/40	4.500%			2,523,237		2,707,677
12/01/18- 02/01/36	5.000%			10,642,877		11,514,659
02/01/17- 06/01/34	5.500%			10,497,744		11,498,771
07/01/17- 01/01/36	6.000%			9,463,608		10,560,085
04/01/17- 11/01/33	6.500%			3,511,219		3,989,010
06/01/32- 07/01/36	7.000%			1,436,495		1,645,047
05/01/32- 11/01/32	7.500%			188,428		225,418
Residential Mortgage-backed Securities — Agency (continued)
UNITED STATES (cont.)
Federal National Mortgage Association(e)(f)
01/01/41	4.000%		$21,864,235		$22,988,746
09/01/33- 01/01/36	5.500%		3,111,230		3,423,698
Government National Mortgage Association(e)
10/15/33	5.500%		344,577		391,256

Total					70,434,983
Total Residential Mortgage-Backed Securities—Agency
(Cost: $65,075,773)					$70,434,983

Residential Mortgage-backed Securities — Non-agency 0.4%
United States 0.4%
Harborview Mortgage Loan Trust CMO Series 2004-1 Class 4A(e)(g)
04/19/34	4.677%		$1,292,556		$1,237,979
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2005-14 Class 2A1(e)
12/25/35	5.500%		4,602,035		4,474,990

Total					5,712,969
Total Residential Mortgage-Backed Securities—Non-Agency
(Cost: $5,540,887)					$5,712,969

Commercial Mortgage-Backed Securities — Agency – %
UNITED STATES —%
Federal National Mortgage Association(e)
09/01/13	5.321%		$464,401		$487,439
Total Commercial Mortgage-Backed Securities—Agency
(Cost: $467,957)					$487,439

Commercial Mortgage-Backed Securities — Non-Agency 2.5%
UNITED STATES 2.5%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4(e)
12/11/49	5.322%		$1,300,000		$1,375,789
Credit Suisse First Boston Mortgage Securities Corp.(e) Series 2004-C2 Class A1
05/15/36	3.819%		72,174		73,027
Credit Suisse First Boston Mortgage Securities Corp.(e)(g) Series 2004-C1 Class A4
01/15/37	4.750%		4,225,000		4,425,818
GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A5 (e)(g)(h)
06/10/48	4.772%		500,000		538,551
GS Mortgage Securities Corp. II Series 2007-GG10 Class F(e)(g)
08/10/45	5.790%		1,475,000		175,673
General Electric Capital Assurance Co. Series 2003-1 Class A4 (c)(e)(g)
05/12/35	5.254%		626,151		659,531

The accompanying Notes to Financial Statements are an integral part of this statement.

146	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Global Bond Fund

Issuer	Coupon Rate		Principal Amount	Value
Commercial Mortgage-Backed Securities— Non-Agency (continued)
UNITED STATES (cont.)
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4(e)
03/10/39	5.444%		$7,050,000	$7,630,821
JPMorgan Chase Commercial Mortgage Securities Corp.(e) Series 2003-LN1 Class A1
10/15/37	4.134%		1,150,401	1,177,035
Series 2003-ML1A Class A1
03/12/39	3.972%		72,881	73,213
Series 2005-LDP2 Class A3
07/15/42	4.697%		1,628,590	1,641,005
Series 2006-LDP6 Class ASB
04/15/43	5.490%		2,137,683	2,258,706
JPMorgan Chase Commercial Mortgage Securities Corp.(e)(g) Series 2005-LDP3 Class ASB
08/15/42	4.893%		2,596,740	2,724,276
Series 2006-LDP7 Class ASB
04/15/45	6.072%		2,265,501	2,385,006
LB-UBS Commercial Mortgage Trust(e) Series 2004-C2 Class A3
03/15/29	3.973%		275,863	281,046
LB-UBS Commercial Mortgage Trust(e)(g) Series 2006-C4 Class AAB
06/15/32	5.845%		830,570	885,391
Series 2007-C7 Class A3
09/15/45	5.866%		1,475,000	1,612,471
Morgan Stanley Capital I(c)(e)(g)
Series 2011-C1 Class A4
09/15/47	5.033%		2,400,000	2,668,125
Morgan Stanley Capital I(e)(g)
Series 2006-T23 Class AAB
08/12/41	5.790%		719,515	757,313
Morgan Stanley Reremic Trust Series 2010-GG10 Class A4A(c)(e)(g)
08/15/45	5.790%		1,800,000	2,018,052
Wachovia Bank Commercial Mortgage Trust(e)
Series 2006-C24 Class APB
03/15/45	5.576%		959,716	992,796
Series 2006-C27 Class APB
07/15/45	5.727%		764,597	783,874
Series 2006-C29 Class A4
11/15/48	5.308%		2,702,500	2,961,397
Wachovia Bank Commercial Mortgage Trust(e)(g)
Series 2006-C24 Class A3
03/15/45	5.558%		2,500,000	2,757,868

Total				40,856,784
Total Commercial Mortgage-Backed Securities—Non-Agency
(Cost: $38,914,305)				$40,856,784

Asset-Backed Securities — Non- Agency(a) 0.6%
DENMARK 0.2%
Nykredit Realkredit A/S Mortgage(b)
04/01/28	5.000%	DKK	19,634,791	3,620,435
UNITED STATES 0.4%
GTP Towers Issuer LLC(c)
02/15/15	4.436%		1,600,000	1,590,087
Hertz Vehicle Financing LLC Series 2009-2A Class A1(c)
03/25/14	4.260%		5,100,000	5,246,971
Asset-Backed Securities—Non- Agency(a) (continued)
UNITED STATES (cont.)
National Collegiate Student Loan Trust CMO IO Series 2006-3 Class AIO(i)
01/25/12	7.100%		$1,955,525	$765

Total				6,837,823
Total Asset-Backed Securities — Non-Agency
(Cost: $10,533,720)				$10,458,258

Inflation-Indexed Bonds(a) 0.9%
JAPAN 0.9%
Japanese Government CPI-Linked Bond Senior Unsecured (b)
03/10/18	1.400%	JPY 1,094,704,000		$14,919,804
Total Inflation-Indexed Bonds
(Cost: $10,128,414)				$14,919,804

U.S. Treasury Obligations 1.2%
UNITED STATES 1.2%
U.S. Treasury
03/15/14	1.250%		$935,000	$954,723
08/15/41	3.750%		3,624,000	4,262,165
U.S. Treasury(d)
07/31/16	1.500%		5,459,000	5,643,667
11/15/21	2.000%		9,040,000	9,143,110

Total				20,003,665
Total U.S. Treasury Obligations
(Cost: $19,624,650)				$20,003,665

U.S. Government & Agency Obligations 0.3%
UNITED STATES 0.3%
Federal National Mortgage Association
12/19/14	0.750%		$5,244,000	$5,266,743
Total U.S. Government & Agency Obligations
(Cost: $5,243,843)				$5,266,743

Foreign Government Obligations(a) 50.6%
ARGENTINA 0.2%
Argentina Bonos(b) Senior Unsecured
09/12/13	7.000%		$2,322,000	$2,320,193
10/03/15	7.000%		300,000	279,750
Argentina Republic Government International Bond Senior Unsecured(b)(g)
12/15/35	4.383%		4,700,000	599,250

Total				3,199,193
AUSTRALIA 1.1%
New South Wales Treasury Corp. Local Government Guaranteed(b)
05/01/12	6.000%	AUD	18,390,000	18,912,466
BELGIUM 0.4%
Belgium Government Bond(b)
09/28/12	5.000%	EUR	5,530,000	7,399,476
Foreign Government Obligations(a) (continued)
BRAZIL 2.2%
Banco Nacional de Desenvolvimento Economico e Social(b)(c)
Senior Unsecured
06/16/18	6.369%		$1,165,000	$1,308,877
Banco Nacional de Desenvolvimento Economico e Social(b)(c)(d) Senior Unsecured
06/10/19	6.500%		2,260,000	2,566,056
Brazil Notas do Tesouro Nacional(b)
01/01/12	10.000%	BRL	21,780,000	12,236,618
01/01/13	10.000%	BRL	26,909,000	15,111,742
Brazilian Government International Bond(b)
01/05/16	12.500%	BRL	2,400,000	1,518,295
01/15/18	8.000%		$978,611	1,144,975
Senior Unsecured
10/14/19	8.875%		335,000	465,650
01/07/41	5.625%		1,830,000	2,122,800

Total				36,475,013
CANADA 2.4%
Canadian Government Bond(b)
06/01/18	4.250%	CAD	1,100,000	1,260,020
06/01/19	3.750%	CAD	7,285,000	8,182,512
Province of British Columbia Canada(b)
06/18/14	5.300%	CAD	6,140,000	6,625,896
Province of Ontario Canada(b)
03/08/14	5.000%	CAD	10,866,000	11,527,719
Province of Quebec Canada(b)
12/01/17	4.500%	CAD	11,100,000	12,358,236

Total				39,954,383
COLOMBIA 0.5%
Colombia Government International Bond(b) Senior Unsecured
03/18/19	7.375%		550,000	693,000
09/18/37	7.375%		1,350,000	1,896,750
Colombia Government International Bond(b)(d) Senior Unsecured
01/18/41	6.125%		1,665,000	2,045,208
Corp. Andina de Fomento Senior Unsecured(b)
06/04/19	8.125%		2,620,000	3,197,359
Ecopetrol SA Senior Unsecured (b)
07/23/19	7.625%		455,000	548,275

Total				8,380,592
CZECH REPUBLIC 0.1%
Czech Republic Government Bond(b)
06/16/13	3.700%	CZK	42,800,000	2,228,760
DENMARK 0.2%
Nordea Kredit Realkreditaktieselsk(b)
01/01/13	2.000%	DKK	14,380,000	2,532,733
EL SALVADOR 0.1%
El Salvador Government International Bond Senior Unsecured (b)(c)
01/24/23	7.750%		760,000	824,600
FINLAND 0.8%
Finland Government Bond Senior Unsecured (b)
04/15/21	3.500%	EUR	8,900,000	12,639,611

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	147

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

Issuer	Coupon Rate		Principal Amount	Value
Foreign Government Obligations(a) (continued)
FRANCE 3.3%
EDF SA Senior Unsecured(b)
02/05/18	5.000%	EUR	1,450,000	$2,077,841
France Government Bond OAT (b)
04/25/12	5.000%	EUR	1,860,000	2,443,536
04/25/13	4.000%	EUR	21,085,000	28,605,159
10/25/16	5.000%	EUR	8,420,000	12,359,718
10/25/19	3.750%	EUR	6,400,000	8,825,090

Total				54,311,344
GERMANY 7.0%
Bayerische Landesbank Senior Unsecured (b)
04/22/13	1.400%	JPY	576,000,000	7,522,065
Bundesobligation (b)
04/12/13	3.500%	EUR	5,400,000	7,295,767
Bundesrepublik Deutschland (b)
07/04/14	4.250%	EUR	10,600,000	15,090,535
01/04/15	3.750%	EUR	5,250,000	7,474,296
07/04/19	3.500%	EUR	12,320,000	18,236,485
07/04/27	6.500%	EUR	13,140,000	26,108,133
07/04/28	4.750%	EUR	6,610,000	11,183,090
07/04/34	4.750%	EUR	12,725,000	22,824,854

Total				115,735,225
GREECE 0.1%
Hellenic Republic Government Bond Senior Unsecured (b)
03/20/24	4.700%	EUR	8,380,000	2,061,790
INDONESIA 1.7%
Indonesia Government International Bond (b)(c)
Senior Unsecured
03/13/20	5.875%		$300,000	339,000
02/17/37	6.625%		400,000	487,000
01/17/38	7.750%		610,000	823,500
Indonesia Government International Bond (b)(c)(d) Senior Unsecured
01/17/18	6.875%		1,880,000	2,213,700
Indonesia Treasury Bond (b) Senior Unsecured
05/15/16	10.750%	IDR	32,410,000,000	4,315,060
11/15/20	11.000%	IDR	70,820,000,000	10,415,316
07/15/22	10.250%	IDR	62,417,000,000	8,922,372

Total				27,515,948
ITALY —%
Italy Buoni Poliennali Del Tesoro (b)
11/01/26	7.250%	EUR	191	253
JAPAN 11.1%
Development Bank of Japan Government Guaranteed (b)
06/20/12	1.400%	JPY	1,227,000,000	16,011,561
Japan Government 10-Year Bond (b) Senior Unsecured
12/20/12	1.000%	JPY	1,829,500,000	23,969,706
09/20/17	1.700%	JPY	2,538,000,000	35,330,068
Japan Government 20-Year Bond (b) Senior Unsecured
03/20/20	2.400%	JPY	400,000,000	5,879,319
12/20/22	1.400%	JPY	2,756,000,000	36,947,229
JAPAN (cont.)
12/20/26	2.100%	JPY	2,383,000,000	$33,541,940
09/20/29	2.100%	JPY	945,000,000	13,079,355
Japan Government 30-Year Bond(b) Senior Unsecured
12/20/34	2.400%	JPY	890,000,000	12,861,801
03/20/39	2.300%	JPY	420,000,000	5,969,670

Total				183,590,649
KAZAKHSTAN 0.1%
KazMunayGas National Co. Senior Unsecured (b)(c)
07/02/18	9.125%		$750,000	873,750
LITHUANIA 0.1%
Lithuania Government International Bond Senior Unsecured (b)(c)
09/14/17	5.125%		2,205,000	2,167,280
MALAYSIA 0.7%
Petronas Capital Ltd. (b)
05/22/12	7.000%		315,000	321,773
Petronas Capital Ltd. (b)(c)
05/22/12	7.000%		1,895,000	1,935,744
08/12/19	5.250%		6,025,000	6,757,884
Wakala Global Sukuk Bhd (b)(c)
07/06/16	2.991%		2,075,000	2,085,931

Total				11,101,332
MEXICO 1.4%
Mexican Bonos (b)
12/19/13	8.000%	MXN	10,991,000	8,327,222
12/17/15	8.000%	MXN	17,680,000	13,432,394
Mexican Government International Bond Senior Unsecured (b)
09/27/34	6.750%		315,000	410,288
Pemex Project Funding Master Trust (b)
03/01/18	5.750%		1,513,000	1,664,300
Petroleos Mexicanos (b)
05/03/19	8.000%		100,000	124,750

Total				23,958,954
NETHERLANDS 5.1%
Netherlands Government Bond (b)
07/15/12	5.000%	EUR	14,305,000	18,977,109
07/15/13	4.250%	EUR	8,141,000	11,184,065
07/15/16	4.000%	EUR	11,300,000	16,415,133
07/15/20	3.500%	EUR	26,380,000	37,875,790

Total				84,452,097
NEW ZEALAND 0.8%
New Zealand Government Bond Senior Unsecured (b)
04/15/13	6.500%	NZD	16,830,000	13,767,412
NORWAY 1.0%
Norway Government Bond (b)
05/15/13	6.500%	NOK	93,860,000	16,772,501
PHILIPPINES 0.3%
Philippine Government International Bond (b) Senior Unsecured
01/14/31	7.750%		1,645,000	2,204,300
10/23/34	6.375%		300,000	358,125
PHILIPPINES (cont.)
Power Sector Assets & Liabilities Management Corp. (b)(c) Government Guaranteed
05/27/19	7.250%		$2,000,000	$2,415,000
12/02/24	7.390%		200,000	243,996

Total				5,221,421
POLAND 1.4%
Poland Government Bond (b)
04/25/13	5.250%	PLN	23,790,000	6,942,312
10/25/17	5.250%	PLN	57,170,000	16,379,964

Total				23,322,276
QATAR 0.3%
Qatar Government International Bond (b)(c) Senior Unsecured
04/09/19	6.550%		1,100,000	1,301,309
01/20/40	6.400%		200,000	235,000
Qatari Diar Finance QSC Government Guaranteed (b)(c)
07/21/20	5.000%		1,800,000	1,917,000
Ras Laffan Liquefied Natural Gas Co., Ltd. III Senior Secured (b)(c)
09/30/14	5.500%		890,000	952,300

Total				4,405,609
RUSSIAN FEDERATION 0.4%
AK Transneft OJSC Via TransCapitalInvest Ltd. Senior Unsecured (b)(c)
03/05/14	5.670%		470,000	487,625
Gazprom OAO Via Gaz Capital SA (b)(c) Senior Unsecured
11/22/16	6.212%		600,000	621,000
08/16/37	7.288%		570,000	588,525
Russian Foreign Bond—Eurobond (b)(c)(g)
03/31/30	7.500%		4,454,725	5,173,049

Total				6,870,199
SOUTH AFRICA 0.4%
South Africa Government Bond Senior Unsecured (b)
12/21/14	8.750%	ZAR	52,890,000	6,985,564
SOUTH KOREA 0.3%
Export-Import Bank of Korea (b) Senior Unsecured
01/21/14	8.125%		3,430,000	3,789,535
01/14/15	5.875%		1,820,000	1,950,058

Total				5,739,593
SPAIN 0.3%
Ayt Cedulas Cajas Global (b)
06/14/18	4.250%	EUR	4,900,000	5,150,807
SWEDEN 1.1%
Sweden Government Bond (b)(d)
05/05/14	6.750%	SEK	114,630,000	18,906,650
TURKEY 0.3%
Turkey Government International Bond (b) Senior Unsecured
07/14/17	7.500%		950,000	1,068,750
11/07/19	7.500%		225,000	256,718
06/05/20	7.000%		1,330,000	1,469,650

The accompanying Notes to Financial Statements are an integral part of this statement.

148	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Global Bond Fund

Issuer	Coupon Rate			Principal Amount		Value
Foreign Government Obligations (a) (continued)
TURKEY (cont.)
03/30/21	5.625%			$500,000		$505,625
03/17/36	6.875%			1,010,000		1,052,925

Total						4,353,668
UNITED KINGDOM 4.8%
Network Rail Infrastructure Finance PLC Government Guaranteed (b)
03/07/12	4.875%	GBP		2,870,000		4,485,671
United Kingdom Gilt (b)
09/07/16	4.000%	GBP		6,340,000		11,258,924
03/07/19	4.500%	GBP		6,900,000		12,915,205
03/07/25	5.000%	GBP		3,215,000		6,514,580
12/07/27	4.250%	GBP		5,500,000		10,452,831
03/07/36	4.250%	GBP		4,360,000		8,308,792
12/07/38	4.750%	GBP		5,200,000		10,784,156
12/07/40	4.250%	GBP		4,200,000		8,029,321
12/07/49	4.250%	GBP		3,750,000		7,382,302

Total						80,131,782
URUGUAY 0.2%
Uruguay Government International Bond(b)
11/18/22	8.000%			1,485,000		2,034,450
Senior Unsecured
03/21/36	7.625%			1,500,000		2,073,750

Total						4,108,200
VENEZUELA 0.4%
Petroleos de Venezuela SA (b)
04/12/17	5.250%			2,890,000		1,835,150
11/02/17	8.500%			510,000		384,540
Venezuela Government International Bond (b)
Senior Unsecured
02/26/16	5.750%			1,650,000		1,291,125
05/07/23	9.000%			3,484,000		2,491,060

Total						6,001,875
Total Foreign Government Obligations
(Cost: $766,648,527)						$840,053,006
Senior Loans —%
UNITED STATES —%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan (j)
03/18/19	7.500%		$546,000		$530,303
Total Senior Loans
(Cost: $536,649)					$530,303

			Shares		Value
Money Market Funds 4.2%
Columbia Short-Term Cash Fund,
0.141% (k)(l)			69,637,571		$69,637,571
Total Money Market Funds
(Cost: $69,637,571)					$69,637,571
Issuer	Effective Yield		Par/ Principal/ Shares		Value
Investments of Cash Collateral Received for Securities on Loan 3.3%
Asset-Backed Commercial Paper 0.3%
Atlantis One
02/01/12	0.370%		$1,999,137		$1,999,137
Grampian Funding LLC
01/23/12	0.320%		1,999,395		1,999,395
Thames Asset Global Securities
01/18/12	0.320%		1,999,467		1,999,467

Total					5,997,999
Certificates of Deposit 0.1%
Standard Chartered Bank PLC
03/05/12	0.630%		1,000,000		1,000,000
Repurchase Agreements 2.9%
Citigroup Global Markets, Inc. dated 12/30/11, matures 01/03/12, repurchase price $5,000,028(m)
	0.050%		$5,000,000		$5,000,000
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $22,000,244 (m)
	0.100%		22,000,000		22,000,000
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $1,000,006 (m)
	0.050%		1,000,000		1,000,000
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $5,000,056 (m)
	0.100%		5,000,000		5,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $5,000,078 (m)
	0.140%		5,000,000		5,000,000
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $9,902,853 (m)
	0.080%		9,902,765		9,902,765

Total					47,902,765
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $54,900,764)					$54,900,764
Total Investments
(Cost: $1,531,073,575)					$1,639,584,322
Other Assets & Liabilities, Net					19,693,374
Net Assets					$1,659,277,696

Investments in Derivatives

At December 31, 2011, $7,540,568 was held in a margin deposit account as collateral to cover initial margin requirements on open contracts.

Futures Contracts Outstanding at December 31, 2011
Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Australian Government Bond, 10-year	(1,034)	(101,823,366)	March 2012	$—	$(1,575,331)
Euro-Bobl, 5-year	(25)	(4,048,092)	March 2012	—	(65,604)
Euro-Bund, 10-year	681	122,547,706	March 2012	3,562,846	—
Japanese Government Bond, 10-year	27	49,955,437	March 2012	267,570	—
U.S. Treasury Long Bond, 20-year	12	1,737,750	March 2012	19,202	—
U.S. Treasury Note, 2-year	185	40,801,173	April 2012	31,520	—
U.S. Treasury Note, 5-year	951	117,218,177	April 2012	443,300	—
U.S. Treasury Note, 10-year	(903)	(118,405,875)	March 2012	—	(869,083)
U.S. Treasury Ultra Bond, 30-year	220	35,241,250	March 2012	675,138	—
Total				$4,999,576	$(2,510,018)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	149

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

Forward Foreign Currency Exchange Contracts Open at December 31, 2011
Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation
HSBC Securities (USA), Inc.	Jan. 10, 2012	7,313,000 (AUD	)	7,457,871 (USD	)	$—	$(16,280)
UBS Securties, Inc.	Jan. 11, 2012	189,837,000 (CAD	)	185,396,816 (USD	)	—	(915,970)
Goldman, Sachs & Co.	Jan. 11, 2012	85,443,000 (EUR	)	114,101,934 (USD	)	3,512,118	—
J.P. Morgan Securities, Inc.	Jan. 11, 2012	5,792,210,000 (JPY	)	74,370,945 (USD	)	—	(890,049)
HSBC Securities (USA), Inc.	Jan. 11, 2012	74,538,166 (USD	)	47,483,000 (GBP	)	—	(801,929)
Deutsche Bank Securities Inc.	Jan. 11, 2012	187,194,636 (USD	)	1,111,178,000 (NOK	)	—	(1,450,653)
Morgan Stanley	Jan. 11, 2012	111,773,716 (USD	)	767,663,000 (SEK	)	—	(270,732)
State Street Bank & Trust Company	Jan. 12, 2012	32,493,000 (EUR	)	43,454,351 (USD	)	1,398,022	—
Standard Chartered Bank	Jan. 12, 2012	17,345,465 (USD	)	908,382,000 (INR	)	—	(270,360)
UBS Securties, Inc.	Jan. 17, 2012	272,156,000 (MXN	)	19,891,972 (USD	)	412,104	—
Barclays Bank PLC	Jan. 17, 2012	7,007,736 (USD	)	4,483,000 (GBP	)	—	(46,489)
Deutsche Bank Securities Inc.	Jan. 19, 2012	4,543,000 (CAD	)	4,468,818 (USD	)	10,984	—
Deutsche Bank Securities Inc.	Jan. 19, 2012	1,082,000 (CAD	)	1,043,912 (USD	)	—	(17,805)
Deutsche Bank Securities Inc.	Jan. 19, 2012	25,763,000 (CHF	)	27,903,280 (USD	)	467,812	—
Deutsche Bank Securities Inc.	Jan. 19, 2012	25,329,000 (EUR	)	33,882,963 (USD	)	1,097,605	—
Deutsche Bank Securities Inc.	Jan. 19, 2012	1,851,000 (GBP	)	2,874,074 (USD	)	—	(123)
Deutsche Bank Securities Inc.	Jan. 19, 2012	8,710,000 (GBP	)	13,642,998 (USD	)	118,279	—
Deutsche Bank Securities Inc.	Jan. 19, 2012	2,145,053,000 (JPY	)	27,589,594 (USD	)	—	(285,580)
J.P. Morgan Securities, Inc.	Jan. 23, 2012	39,410,000 (PLN	)	11,347,211 (USD	)	—	(52,116)
J.P. Morgan Securities, Inc.	Jan. 23, 2012	91,350,302 (USD	)	7,106,277,000 (JPY	)	1,002,185	—
HSBC Securities (USA), Inc.	Jan. 24, 2012	3,883,580 (USD	)	4,003,000 (CAD	)	43,921	—
State Street Bank & Trust Company	Jan. 24, 2012	990,966 (USD	)	5,886,000 (NOK	)	—	(7,511)

The accompanying Notes to Financial Statements are an integral part of this statement.

150	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Global Bond Fund

Forward Foreign Currency Exchange Contracts Open at December 31, 2011 (contiuned)
Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation
Citigroup Global Markets, Inc.	Jan. 25, 2012	7,938,958 (USD	)	9,000,000,000 (KRW	)	$—	$(139,009)
UBS Securties, Inc.	Jan. 27, 2012	8,619,080,000 (CLP	)	16,428,247 (USD	)	—	(103,881)
Standard Chartered Bank	Jan. 27, 2012	458,671,000 (MXN	)	32,688,199 (USD	)	—	(111,935)
J.P. Morgan Securities, Inc.	Jan. 27, 2012	112,479,000 (PLN	)	32,203,565 (USD	)	—	(318,198)
Citigroup Global Markets, Inc.	Jan. 27, 2012	16,439,807 (USD	)	30,726,000 (BRL	)	—	(64,367)
Barclays Bank PLC	Jan. 27, 2012	32,038,195 (USD	)	1,022,499,000 (RUB	)	—	(394,000)
Citigroup Global Markets, Inc.	Jan. 27, 2012	392,084 (USD	)	12,591,000 (RUB	)	—	(2,419)
UBS Securties, Inc.	Jan. 27, 2012	32,972,824 (USD	)	62,415,000 (TRY	)	—	(201,810)
UBS Securties, Inc.	Jan. 31, 2012	17,688,000 (NZD	)	13,384,510 (USD	)	—	(355,973)
Barclays Bank PLC	Feb. 1, 2012	6,643,000 (GBP	)	7,880,657 (EUR	)	—	(112,404)
Citigroup Global Markets, Inc.	Feb. 2, 2012	57,267,000 (BRL	)	30,575,013 (USD	)	101,898	—
Citigroup Global Markets, Inc.	Feb. 2, 2012	6,352,941 (USD	)	20,250,000 (MYR	)	21,466	—
Total						$8,186,394	$(6,829,593)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $1,004,095,181 or 60.51% of net assets.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $159,345,919 or 9.60% of net assets.

(d)	At December 31, 2011, security was partially or fully on loan.

(e)

The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(f)

At December 31, 2011, investments in securities included securities valued at $3,004,270 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(g)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2011.

(h)

Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2011, the value of these securities amounted to $175,673, which represents 0.01% of net assets.

(i)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	151

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

(j)

Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average of the coupon rates in effect as of December 31, 2011. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(k)	The rate shown is the seven-day current annualized yield at December 31, 2011.
(l)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$67,602,669	$376,809,868	$(374,774,966)	$—	$69,637,571	$100,542	$69,637,571

(m)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$3,155,955
Freddie Mac REMICS	1,553,624
Government National Mortgage Association	390,421
Total Market Value of Collateral Securities	$5,100,000

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$14,575,175
Federal National Mortgage Association	200,582
Freddie Mac Gold Pool	5,106,434
Freddie Mac Non Gold Pool	1,668,568
Ginnie Mae I Pool	888,201
Ginnie Mae II Pool	1,040
Total Market Value of Collateral Securities	$22,440,000

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Federal Home Loan Mortgage Corp	$499,848
Federal National Mortgage Association	245,752
United States Treasury Note/Bond	274,408
Total Market Value of Collateral Securities	$1,020,008

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$2,525,784
Ginnie Mae I Pool	1,251,535
Ginnie Mae II Pool	1,322,681
Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

152	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Global Bond Fund

Pershing LLC (0.140%)
Security Description	Value
Fannie Mae Pool	$1,296,707
Fannie Mae REMICS	472,800
Fannie Mae Whole Loan	1,563
Fannie Mae-Aces	5,738
Federal Farm Credit Bank	44,037
Federal Home Loan Banks	49,667
Federal Home Loan Mortgage Corp	39,546
Federal National Mortgage Association	82,047
Freddie Mac Gold Pool	557,082
Freddie Mac Non Gold Pool	167,081
Freddie Mac Reference REMIC	13
Freddie Mac REMICS	377,149
Ginnie Mae I Pool	648,801
Ginnie Mae II Pool	869,203
Government National Mortgage Association	213,316
United States Treasury Bill	8,031
United States Treasury Note/Bond	260,701
United States Treasury Strip Coupon	6,518
Total Market Value of Collateral Securities	$5,100,000
Societe Generale (0.080%)
Security Description	Value
Fannie Mae REMICS	$ 3,051,846
Freddie Mac REMICS	1,073,323
Government National Mortgage Association	5,975,652
Total Market Value of Collateral Securities	$10,100,821

Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment-in-Kind

Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgits
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Rouble
SEK	Swedish Krona
TRY	Turkish Lira
USD	US Dollar
ZAR	South African Rand

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	153

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

154	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Global Bond Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Bonds
Corporate Bonds & Notes
Electric	$—	$83,010,219	$267,013	$83,277,232
Life Insurance	—	5,301,363	5,144,862	10,446,225
All other industries	—	412,598,576	—	412,598,576
Residential Mortgage-Backed Securities – Agency	—	70,434,983	—	70,434,983
Residential Mortgage-Backed Securities – Non-Agency	—	5,712,969	—	5,712,969
Commercial Mortgage-Backed Securities – Agency	—	487,439	—	487,439
Commercial Mortgage-Backed Securities – Non-Agency	—	40,856,784	—	40,856,784
Asset-Backed Securities – Non-Agency	—	10,458,258	—	10,458,258
Inflation-Indexed Bonds	—	14,919,804	—	14,919,804
U.S. Treasury Obligations	20,003,665	—	—	20,003,665
U.S. Government & Agency Obligations	—	5,266,743	—	5,266,743
Foreign Government Obligations	—	840,053,006	—	840,053,006
Total Bonds	20,003,665	1,489,100,144	5,411,875	1,514,515,684
Other
Senior Loans	—	530,303	—	530,303
Money Market Funds	69,637,571	—	—	69,637,571
Investments of Cash Collateral Received for Securities on Loan	—	54,900,764	—	54,900,764
Total Other	69,637,571	55,431,067	—	125,068,638
Investments in Securities	89,641,236	1,544,531,211	5,411,875	1,639,584,322
Derivatives(c)
Assets
Futures Contracts	4,999,576	—	—	4,999,576
Forward Foreign Currency Exchange Contracts	—	8,186,394	—	8,186,394
Liabilities
Futures Contracts	(2,510,018)	—	—	(2,510,018)
Forward Foreign Currency Exchange Contracts	—	(6,829,593)	—	(6,829,593)
Total	$92,130,794	$1,545,888,012	$5,411,875	$1,643,430,681

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate Bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	155

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Corporate Bonds & Notes
Balance as of December 31, 2010	$4,818,630
Accrued discounts/premiums	133,990
Realized gain (loss)	1,944
Change in unrealized appreciation (depreciation)*	190,368
Sales	(108,160)
Purchases	—
Transfers into Level 3	375,103
Transfers out of Level 3	—
Balance as of December 31, 2011	$5,411,875

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2011 was $190,368.

Financial Assets were transferred from Level 2 to Level 3 due to the utilization of single market quotations from broker dealers. As a result, as of period end, management determined to fair value the securities under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

156	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Variable Portfolio – Global Inflation Protected Securities Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes 2.7%
AUSTRALIA 0.1%
Woodside Finance Ltd.(a)(b)
11/10/14	4.500%	$1,400,000	$1,473,608
BELGIUM 0.1%
Anheuser-Busch InBev Worldwide, Inc.(b)
11/15/14	5.375%	1,900,000	2,111,143
CANADA 0.4%
Bank of Nova Scotia(a)(b)(c)
11/07/14	1.250%	3,750,000	3,734,156
Canadian Natural Resources Ltd. Senior Unsecured(b)
11/14/14	1.450%	6,800,000	6,835,751
Rogers Communications, Inc.(b)
08/15/18	6.800%	2,400,000	2,923,116

Total			13,493,023
FRANCE 0.2%
Cie de Financement Foncier(a)(b)(c)
09/16/15	2.500%	5,600,000	5,463,602
UNITED KINGDOM 0.1%
BSKYB Finance UK PLC(a)(b)
10/15/15	5.625%	2,500,000	2,803,290
UNITED STATES 1.8%
AT&T, Inc. Senior Unsecured(c)
05/15/16	2.950%	2,650,000	2,761,663
CVS Caremark Corp. Senior Unsecured
06/01/17	5.750%	2,400,000	2,800,421
CenterPoint Energy Houston Electric LLC
01/15/14	5.750%	2,800,000	3,057,048
Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	1,080,000	1,239,764
Comcast Corp.
02/15/18	5.875%	2,100,000	2,428,161
DTE Energy Co. Senior Unsecured
05/15/14	7.625%	1,762,000	2,002,307
Enterprise Products Operating LLC (c)
02/01/16	3.200%	1,318,000	1,364,499
Express Scripts, Inc.(c)
05/15/16	3.125%	3,000,000	3,016,629
General Electric Capital Corp. Senior Unsecured(c)
10/17/16	3.350%	3,090,000	3,217,923
Kraft Foods, Inc. Senior Unsecured
08/23/18	6.125%	2,000,000	2,359,884
Nevada Power Co.
01/15/15	5.875%	2,450,000	2,747,940
Oncor Electric Delivery Co. LLC Senior Secured
01/15/15	6.375%	4,690,000	5,359,178
Prudential Financial, Inc. Senior Unsecured
05/12/16	3.000%	3,000,000	2,989,248
TCM Sub LLC(a)
01/15/15	3.550%	2,100,000	2,209,836
UNITED STATES (cont.)
Time Warner Cable, Inc.
07/01/18	6.750%	$2,180,000	$2,589,219
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
06/15/18	6.050%	1,397,000	1,598,988
UnitedHealth Group, Inc. Senior Unsecured
08/15/14	5.000%	2,200,000	2,396,073
Verizon Communications, Inc. Senior Unsecured (c)
11/01/16	2.000%	5,500,000	5,515,581
Waste Management, Inc.
03/11/15	6.375%	2,370,000	2,703,987

Total			52,358,349
Total Corporate Bonds & Notes
(Cost: $76,861,662)			$77,703,015

Residential Mortgage-Backed Securities — Non-Agency 1.0%
UNITED STATES 1.0%
Castle Peak Loan Trust(a)(d)
CMO Series 2010-NPL1 Class A
12/25/50	7.750%	$2,028,234	$2,028,234
CMO Series 2011-1 Class 22A1
05/25/52	6.250%	8,567,302	8,537,316
JPMorgan Mortgage Trust CMO Series 2007-A1 Class 1A1(d)(e)
07/25/35	2.810%	9,160,759	8,176,619
Morgan Stanley Reremic Trust(a)(d)
CMO Series 2010-R9 Class 3A
11/26/36	3.250%	4,058,915	4,033,904
Morgan Stanley Reremic Trust(a)(d)(e)
CMO Series 2010-R1 Class 2B
07/26/35	4.194%	2,000,000	1,482,948
PennyMac Loan Trust Series 2011-NPL1 Class A(a)(d)(e)
09/25/51	5.250%	2,480,296	2,472,856
Prime Mortgage Trust CMO Series 2004-CL1 Class 3A(d)(e)
02/25/34	6.905%	3,473,433	3,752,467

Total			30,484,344
Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $31,133,649)			$30,484,344

Commercial Mortgage-Backed Securities — Non-Agency 2.8%
UNITED STATES 2.8%
Bear Stearns Commercial Mortgage Securities Series 2005-T18 Class A4(d)(e)
02/13/42	4.933%	$2,600,000	$2,819,843
Commercial Mortgage Pass-Through Certificates Series 2007-C9 Class A(d)(e)
12/10/49	5.814%	3,200,000	3,571,920
GS Mortgage Securities Corp. II Series 2005-GG4 Class A4A(c)(d)
07/10/39	4.751%	1,500,000	1,601,271
UNITED STATES (cont.)
Greenwich Capital Commercial Funding Corp.(c)(d) Series 2007-GG9 Class A2
03/10/39	5.381%	$873,794	$878,681
Series 2007-GG9 Class A4
03/10/39	5.444%	15,910,000	17,220,761
JPMorgan Chase Commercial Mortgage Securities Corp.(d) Series 2007-CB20 Class ASB
02/12/51	5.688%	4,500,000	4,811,810
Series 2011-C5 Class A2
08/15/46	3.149%	3,525,000	3,633,482
LB-UBS Commercial Mortgage Trust Series 2007-C7 Class A3(d)(e)
09/15/45	5.866%	10,425,000	11,396,614
Morgan Stanley Capital I(a)(d)(e) Series 2011-C1 Class A4
09/15/47	5.033%	3,250,000	3,613,086
Morgan Stanley Capital I(d) Series 2007-IQ16 Class A4
12/12/49	5.809%	6,500,000	7,157,345
Morgan Stanley Reremic Trust Series 2010-GG10 Class A4A(a)(d)(e)
08/15/45	5.790%	20,903,000	23,435,190

Total			80,140,003
Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $77,121,691)			$80,140,003

Asset-Backed Securities — Non-Agency 0.1%
UNITED STATES 0.1%
Carrington Mortgage Loan Trust Series 2006-RFC1 Class A2(e)
05/25/36	0.394%	$1,591,085	$1,558,564
Total Asset-Backed Securities — Non-Agency
(Cost: $1,549,816)			$1,558,564

Inflation-Indexed Bonds(f) 87.4%
AUSTRALIA 2.7%
Australia Government Index-Linked Bond(b) Senior Unsecured
08/20/15	4.000%	AUD	11,912,760	$22,191,657
08/20/20	4.000%	AUD	16,081,041	30,745,017
09/20/25	3.000%	AUD	7,992,160	10,537,870
New South Wales Treasury Corp.(b)
11/20/25	2.750%	AUD	12,456,250	15,160,201

Total				78,634,745
CANADA 2.9%
Canadian Government Bond(b)
12/01/36	3.000%	CAD	1,993,845	3,194,858
12/01/26	4.250%	CAD	34,467,023	54,893,474
12/01/31	4.000%	CAD	9,252,950	15,758,903
12/01/44	1.500%	CAD	4,179,720	5,335,473
12/01/41	2.000%	CAD	2,823,834	3,965,778

Total				83,148,486

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	157

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Inflation Protected Securities Fund

Issuer	Coupon Rate	Principal Amount		Value
Inflation-Indexed Bonds(f) (continued)
FRANCE 8.2%
France Government Bond OAT(b)
07/25/29	3.400%	EUR	3,903,680	$6,390,464
07/25/32	3.150%	EUR	13,754,920	22,173,481
07/25/40	1.800%	EUR	21,715,820	29,522,210
07/25/23	2.100%	EUR	6,955,585	9,633,687
07/25/22	1.100%	EUR	13,642,460	17,203,611
07/25/20	2.250%	EUR	63,097,191	87,718,930
07/25/15	1.600%	EUR	33,662,007	45,597,249
07/25/17	1.000%	EUR	11,038,400	14,455,521
07/25/27	1.850%	EUR	2,585,425	$3,479,336

Total				236,174,489
GERMANY 0.5%
Bundesrepublik Deutschland(b)
04/15/18	0.750%	EUR	3,084,390	4,262,859
Deutsche Bundesrepublik Inflation Linked Bond(b)
04/15/20	1.750%	EUR	2,331,626	3,486,714
Deutsche Bundesrepublik Inflation-Linked Bond(b)
04/15/16	1.500%	EUR	4,778,488	6,764,388

Total				14,513,961
GREECE 0.3%
Hellenic Republic Government Inflation-Linked Bond(b) Senior Unsecured
07/25/30	2.300%	EUR	14,403,350	3,076,437
07/25/25	2.900%	EUR	26,313,760	5,458,619

Total				8,535,056
ITALY 0.3%
Italy Buoni Poliennali Del Tesoro(b)
09/15/17	2.100%	EUR	5,284,445	5,725,643
Senior Unsecured
09/15/23	2.600%	EUR	2,982,096	2,872,845

Total				8,598,488
SWEDEN 1.9%
Sweden Government Bond(b)
06/01/22	0.250%	SEK	38,000,000	5,629,834
12/01/15	3.500%	SEK	50,000,000	10,145,959
Sweden Inflation-linked Government Bond(b)
12/01/20	4.000%	SEK	80,400,000	20,098,686
12/01/28	3.500%	SEK	68,930,000	18,756,296

Total				54,630,775
UNITED KINGDOM 25.8%
United Kingdom Gilt Inflation-linked(b)
03/22/34	0.750%	GBP	2,972,036	5,549,884
08/16/13	2.500%	GBP	6,250,000	27,512,851
11/22/55	1.250%	GBP	19,874,394	49,806,267
11/22/27	1.250%	GBP	25,140,585	48,910,899
03/22/40	0.625%	GBP	20,774,605	39,280,839
11/22/37	1.125%	GBP	42,423,280	88,372,224
11/22/47	0.750%	GBP	14,891,500	30,494,502
07/22/30	4.125%	GBP	13,450,000	66,695,950
07/26/16	2.500%	GBP	23,010,000	121,970,885
04/16/20	2.500%	GBP	22,640,000	127,985,625
07/17/24	2.500%	GBP	6,900,000	35,539,691
11/22/42	0.625%	GBP	5,936,901	11,431,778
03/22/50	0.500%	GBP	14,832,958	28,550,047
11/22/17	1.250%	GBP	6,756,915	12,101,815
11/22/22	1.875%	GBP	12,151,125	24,075,941
11/22/32	1.250%	GBP	3,945,924	8,037,458
01/26/35	2.000%	GBP	2,500,000	7,984,361

Issuer	Coupon Rate	Principal Amount		Value
Inflation-Indexed Bonds(f) (continued)
UNITED KINGDOM (cont.)
United Kingdom Gilt-Inflation Linked(b)
03/22/62	0.375%	GBP	3,027,570	$5,899,305

Total				740,200,322
UNITED STATES 44.8%
U.S. Treasury Inflation-Indexed Bond
04/15/29	3.875%		$19,972,300	31,120,898
01/15/25	2.375%		38,620,831	49,102,756
01/15/27	2.375%		29,867,544	38,573,455
01/15/29	2.500%		172,015,046	229,492,325
07/15/14	2.000%		27,629,210	29,768,319
01/15/17	2.375%		23,231,560	26,966,753
07/15/17	2.625%		28,952,310	34,464,569
01/15/18	1.625%		8,052,407	9,169,678
07/15/19	1.875%		17,233,125	20,304,119
04/15/15	0.500%		48,064,020	50,290,730
04/15/16	0.125%		17,439,450	18,180,627
01/15/15	1.625%		27,275,010	29,416,535
07/15/21	0.625%		103,963,252	111,216,352
U.S. Treasury Inflation-Indexed Bond(c)
01/15/26	2.000%		5,476,176	6,731,419
01/15/28	1.750%		15,672,470	18,847,368
07/15/15	1.875%		59,603,968	65,731,971
01/15/16	2.000%		67,368,374	75,299,921
07/15/16	2.500%		53,539,210	61,921,416
07/15/18	1.375%		20,476,365	23,183,095
04/15/14	1.250%		88,805,850	93,058,851
07/15/20	1.250%		74,627,094	84,410,258
02/15/41	2.125%		77,446,600	104,607,355
01/15/21	1.125%		65,802,578	73,369,875

Total				1,285,228,645
Total Inflation-Indexed Bonds
(Cost: $2,367,362,312)				$2,509,664,967

Foreign Government Obligations(f) 2.6%
BRAZIL 0.2%
Brazil Notas do Tesouro Nacional(b)
01/01/13	10.000%	BRL	12,660,000	$7,109,690
MEXICO 1.0%
Mexican Bonos(b)
12/17/15	8.000%	MXN	34,813,000	27,237,997
RUSSIAN FEDERATION 0.1%
Russian Foreign Bond — Eurobond(a)(b)(e)
03/31/30	7.500%		$2,839,000	3,296,789
UNITED KINGDOM 1.3%
United Kingdom Gilt(b)
12/07/40	4.250%	GBP	18,800,000	35,940,769
Total Foreign Government Obligations
(Cost: $72,067,981)				$73,585,245

	Shares	Value
Money Market Funds 1.9%
Columbia Short-Term Cash Fund, 0.141% (g)(h)	54,931,086	$54,931,086
Total Money Market Funds
(Cost: $54,931,086)		$54,931,086

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 12.1%
Asset-Backed Commercial Paper 2.7%
Amsterdam Funding Corp.
01/09/12	0.320%	$4,998,444	$4,998,444
01/09/12	0.330%	4,998,487	4,998,487
01/11/12	0.320%	4,998,489	4,998,489
Argento Variable Funding Company LLC
01/09/12	0.310%	2,999,122	2,999,122
Atlantis One
02/01/12	0.370%	14,993,525	14,993,525
Cancara Asset Securitisation LLC
01/09/12	0.310%	1,999,432	1,999,432
01/23/12	0.320%	4,998,444	4,998,444
Grampian Funding LLC
01/18/12	0.310%	9,997,331	9,997,331
01/23/12	0.320%	4,998,489	4,998,489
Kells Funding, LLC
01/03/12	0.360%	9,996,400	9,996,400
Regency Markets No. 1 LLC
01/18/12	0.250%	4,998,958	4,998,958
Rheingold Securitization
01/10/12	0.730%	4,997,060	4,997,060
Royal Park Investments Funding Corp.
01/05/12	1.000%	1,999,611	1,999,611

Total			76,973,792
Certificates of Deposit 5.4%
Bank of Nova Scotia
05/03/12	0.401%	11,000,000	11,000,000
Branch Banking & Trust Corporation
01/09/12	0.350%	28,000,000	28,000,000
Credit Suisse
03/20/12	0.590%	15,000,000	15,000,000
Deutsche Bank AG
01/20/12	0.420%	10,000,000	10,000,000
Development Bank of Singapore Ltd.
01/03/12	0.295%	10,000,000	10,000,000
DnB NOR ASA
03/01/12	0.450%	10,000,000	10,000,000
National Australia Bank
04/30/12	0.446%	8,000,000	8,000,000
National Bank of Canada
05/08/12	0.425%	10,000,000	10,000,000
Nordea Bank AB
03/13/12	0.520%	3,000,000	3,000,000
Rabobank
01/20/12	0.331%	15,000,000	15,000,000
Standard Chartered Bank PLC
03/30/12	0.625%	14,976,339	14,976,339
Svenska Handelsbanken
03/01/12	0.460%	6,000,000	6,000,000
Union Bank of Switzerland
01/13/12	0.440%	5,000,000	5,000,000
03/02/12	0.530%	10,000,000	10,000,000

Total			155,976,339
Commercial Paper 2.9%
Australia and New Zealand Bank Group, Ltd.
04/25/12	0.461%	9,976,617	9,976,617
ERSTE ABWICKLUNGSANSTALT
01/20/12	0.530%	1,998,940	1,998,940

The accompanying Notes to Financial Statements are an integral part of this statement.

158	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Global Inflation Protected Securities Fund

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Commercial Paper (cont.)
HSBC Bank PLC
04/13/12	0.481%	$14,963,400	$14,963,400
Macquarie Bank Ltd.
04/20/12	0.803%	5,975,733	5,975,733
Nordea Bank AB
01/17/12	0.360%	9,991,800	9,991,800
Suncorp Metway Ltd.
02/02/12	0.500%	9,990,972	9,990,972
Svenska Handelsbank
03/29/12	0.506%	4,993,617	4,993,617
The Commonwealth Bank of Australia
04/23/12	0.451%	4,988,438	4,988,438
Toyota Motor Credit Corp.
04/26/12	0.562%	4,985,689	4,985,689
Commercial Paper (cont.)
Westpac Securities NZ Ltd.
04/20/12	0.531%	$4,986,529	$4,986,529
03/02/12	0.441%	9,977,756	9,977,756

Total			82,829,491
Other Short-Term Obligations 0.6%
The Goldman Sachs Group, Inc.
01/13/12	0.550%	10,000,000	10,000,000
02/16/12	0.650%	6,000,000	6,000,000

Total			16,000,000
Repurchase Agreements 0.5%
Citigroup Global Markets, Inc. dated 12/30/11, matures 01/03/12, repurchase price $5,000,028(i)
	0.050%	5,000,000	5,000,000
Repurchase Agreements (cont.)
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $10,000,111(i)
	0.100%	$10,000,000	$10,000,000
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $684,059(i)
	0.080%	684,053	684,053

Total			15,684,053
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $347,463,675)			$347,463,675
Total Investments
(Cost: $3,028,491,872)			$3,175,530,899
Other Assets & Liabilities, Net			(303,785,809)
Net Assets			$2,871,745,090

Investments in Derivatives

At December 31, 2011, $3,347,415 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at December 31, 2011

Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Euro-Bund, 10-year	248	$44,628,239	March 2012	$957,166	$—
United Kingdom Long GILT, 10-year	131	23,792,659	March 2012	556,788	—
U.S. Treasury Note, 2-year	170	37,492,970	April 2012	34,276	—
U.S. Treasury Note, 5-year	(1,389)	(171,205,098)	April 2012	—	(765,319)
U.S. Treasury Note, 10-year	16	2,098,000	March 2012	9,976	—
U.S. Treasury Ultra Bond, 30-year	(110)	(17,620,625)	March 2012	—	(82,606)
Total				$1,558,206	$(847,925)

Forward Foreign Currency Exchange Contracts Open at December 31, 2011

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation
HSBC Securities (USA), Inc.	Jan. 10, 2012	78,587,000 (AUD	)	80,143,808 (USD	)	$—	$(174,944)
State Street Bank & Trust Company	Jan. 12, 2012	160,520,000 (EUR	)	214,708,802 (USD	)	6,944,608	—
Goldman Sachs & Co.	Jan. 12, 2012	239,336,000 (GBP	)	373,804,538 (USD	)	2,143,735	—
HSBC Securities (USA), Inc.	Jan. 12, 2012	245,104,000 (GBP	)	382,577,914 (USD	)	1,960,082	—
HSBC Securities (USA), Inc.	Jan. 12, 2012	19,300,000 (GBP	)	29,670,855 (USD	)	—	(299,787)
J.P. Morgan Securities, Inc.	Jan. 13, 2012	1,704,358,000 (JPY	)	21,906,915 (USD	)	—	(239,323)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	159

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Inflation Protected Securities Fund

Forward Foreign Currency Exchange Contracts Open at December 31, 2011 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation
UBS Securities	Jan. 17, 2012	387,962,000 (MXN	)	28,356,272 (USD	)	$587,459	$—
Barclays Bank PLC	Jan. 20, 2012	375,397,000 (SEK	)	55,485,316 (USD	)	985,783	—
Barclays Bank PLC	Jan. 26, 2012	83,374,000 (CAD	)	80,671,505 (USD	)	—	(1,126,207)
Goldman Sachs & Co.	Jan. 30, 2012	49,537,000 (EUR	)	64,774,086 (USD	)	649,654	—
Citigroup Global Markets Inc.	Feb. 2, 2012	14,000,000 (BRL	)	7,474,640 (USD	)	24,911	—
Total						$13,296,232	$(1,840,261)

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $64,584,815 or 2.25% of net assets.

(b)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $1,323,366,233 or 46.08% of net assets.

(c)	At December 31, 2011, security was partially or fully on loan.

(d)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2011.

(f)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(g)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(h)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$12,386,908	$801,738,768	$(759,194,590)	$—	$54,931,086	$46,330	$54,931,086

(i)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$3,155,955
Freddie Mac REMICS	1,553,624
Government National Mortgage Association	390,421
Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

160	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Global Inflation Protected Securities Fund

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$6,625,080
Federal National Mortgage Association	91,174
Freddie Mac Gold Pool	2,321,107
Freddie Mac Non Gold Pool	758,439
Ginnie Mae I Pool	403,727
Ginnie Mae II Pool	473
Total Market Value of Collateral Securities	$10,200,000

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$210,812
Freddie Mac REMICS	74,142
Government National Mortgage Association	412,780
Total Market Value of Collateral Securities	$697,734

Abbreviation Legend
CMO	Collateralized Mortgage Obligation

Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	161

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Inflation Protected Securities Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

162	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Global Inflation Protected Securities Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Bonds
Corporate Bonds & Notes	$—	$77,703,015	$—	$77,703,015
Residential Mortgage-Backed Securities – Non-Agency	—	17,445,938	13,038,406	30,484,344
Commercial Mortgage-Backed Securities – Non-Agency	—	80,140,003	—	80,140,003
Asset-Backed Securities – Non-Agency	—	1,558,564	—	1,558,564
Inflation-Indexed Bonds	—	2,509,664,967	—	2,509,664,967
Foreign Government Obligations	—	73,585,245	—	73,585,245
Total Bonds	—	2,760,097,732	13,038,406	2,773,136,138
Other
Money Market Funds	54,931,086	—	—	54,931,086
Investments of Cash Collateral Received for Securities on Loan	—	347,463,675	—	347,463,675
Total Other	54,931,086	347,463,675	—	402,394,761
Investments in Securities	54,931,086	3,107,561,407	13,038,406	3,175,530,899
Derivatives(c)
Assets
Futures Contracts	1,558,206	—	—	1,558,206
Forward Foreign Currency Exchange Contracts	—	13,296,232	—	13,296,232
Liabilities
Futures Contracts	(847,925)	—	—	(847,925)
Forward Foreign Currency Exchange Contracts	—	(1,840,261)	—	(1,840,261)
Total	$55,641,367	$3,119,017,378	$13,038,406	$3,187,697,151

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Residential Mortgage Backed Securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Residential Mortgage-Backed Securities – Non-Agency	Asset-Backed Securities – Non-Agency	Total
Balance as of December 31, 2010	$—	$1,440,331	$1,440,331
Accrued discounts/premiums	—	266	266
Realized gain (loss)	10,672	1,878	12,550
Change in unrealized appreciation (depreciation)*	2,638	(15,776)	(13,138)
Sales	(5,917,723)	(1,426,699)	(7,344,422)
Purchases	18,942,819	—	18,942,819
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of December 31, 2011	$13,038,406	$—	$13,038,406

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2011 was $2,638 which is comprised of Residential Mortgage-Backed Securities — Non-Agency.

Transfers in and/or out of Level 3 are determined based on the fair value at the begining of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	163

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Inflation Protected Securities Fund

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

164	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Variable Portfolio – High Yield Bond Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes 94.9%
Aerospace & Defense 2.6%
ADS Tactical, Inc. Senior Secured(a)(b)
04/01/18	11.000%	$4,305,000	$4,305,000
Huntington Ingalls Industries, Inc.(b)
03/15/18	6.875%	2,162,000	2,118,760
03/15/21	7.125%	246,000	241,080
Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	5,646,000	5,787,150
Oshkosh Corp.
03/01/17	8.250%	1,431,000	1,488,240
03/01/20	8.500%	1,710,000	1,761,300

Total			15,701,530
Automotive 2.2%
Allison Transmission, Inc.(b)
05/15/19	7.125%	1,230,000	1,205,400
Chrysler Group LLC/Co-Issuer, Inc.(a)(b) Senior Secured
06/15/19	8.000%	1,251,000	1,141,538
Chrysler Group LLC/Co-Issuer, Inc.(b) Senior Secured
06/15/21	8.250%	1,026,000	931,095
Dana Holding Corp. Senior Unsecured
02/15/21	6.750%	1,890,000	1,932,525
Delphi Corp.(a)(b)
05/15/19	5.875%	873,000	886,095
05/15/21	6.125%	582,000	596,550
Lear Corp.
03/15/18	7.875%	695,000	750,600
03/15/20	8.125%	2,070,000	2,256,300
Visteon Corp.(b)
04/15/19	6.750%	3,744,000	3,650,400

Total			13,350,503
Banking 0.2%
Lloyds Banking Group PLC(b)(c)
11/29/49	6.267%	2,477,000	1,337,580
Brokerage 0.9%
E*Trade Financial Corp. Senior Unsecured
12/01/15	7.875%	1,800,000	1,809,000
Senior Unsecured PIK
11/30/17	12.500%	2,594,000	2,931,220
Nuveen Investments, Inc.
11/15/15	10.500%	645,000	640,163

Total			5,380,383
Building Materials 2.4%
Building Materials Corp. of America Senior Notes(b)
05/01/21	6.750%	4,521,000	4,747,050
Gibraltar Industries, Inc.
12/01/15	8.000%	5,128,000	5,128,000
Interface, Inc.
12/01/18	7.625%	560,000	592,200
Building Materials (cont.)
Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	$2,081,000	$1,940,532
Nortek, Inc.(b)
12/01/18	10.000%	339,000	321,203
04/15/21	8.500%	1,947,000	1,645,215

Total			14,374,200
Chemicals 3.4%
Hexion U.S. Finance Corp./Nova Scotia ULC Senior Secured
02/01/18	8.875%	3,309,000	3,102,187
Ineos Finance PLC Senior Secured(b)(c)
05/15/15	9.000%	2,627,000	2,666,405
JM Huber Corp. Senior Unsecured(b)
11/01/19	9.875%	1,650,000	1,687,125
LyondellBasell Industries NV(b)(c)
11/15/21	6.000%	4,134,000	4,289,025
MacDermid, Inc.(b)
04/15/17	9.500%	1,594,000	1,590,015
Momentive Performance Materials, Inc.
06/15/14	12.500%	1,018,000	1,079,080
Nalco Co.(b)
01/15/19	6.625%	2,104,000	2,435,380
Nova Chemicals Corp. Senior Unsecured(c)
11/01/19	8.625%	1,780,000	1,962,450
Polypore International, Inc.
11/15/17	7.500%	1,920,000	1,987,200

Total			20,798,867
Construction Machinery 3.2%
CNH Capital LLC(b)
11/01/16	6.250%	2,327,000	2,396,810
Case New Holland, Inc.
12/01/17	7.875%	4,081,000	4,611,530
Columbus McKinnon Corp.
02/01/19	7.875%	674,000	700,118
Manitowoc Co., Inc. (The)(a)
02/15/18	9.500%	2,627,000	2,797,755
Neff Rental LLC/Finance Corp. Secured(b)
05/15/16	9.625%	2,536,000	2,244,360
RSC Equipment Rental, Inc./Holdings III LLC
02/01/21	8.250%	1,025,000	1,037,812
United Rentals North America, Inc.
12/15/19	9.250%	2,978,000	3,126,900
United Rentals North America, Inc.(a)
09/15/20	8.375%	1,156,000	1,127,100
Xerium Technologies, Inc.(b)
06/15/18	8.875%	1,495,000	1,352,975

Total			19,395,360
Consumer Cyclical Services 0.3%
Goodman Networks, Inc. Senior Secured(b)
07/01/18	12.125%	1,686,000	1,610,130
Consumer Products 2.1%
Central Garden and Pet Co.
03/01/18	8.250%	$2,936,000	$2,884,620
Libbey Glass, Inc. Senior Secured
02/15/15	10.000%	1,570,000	1,679,900
Sealy Mattress Co.
06/15/14	8.250%	1,657,000	1,640,430
Spectrum Brands Holdings, Inc. Senior Secured
06/15/18	9.500%	3,531,000	3,862,031
Spectrum Brands Holdings, Inc.(b) Senior Secured
06/15/18	9.500%	753,000	823,594
Visant Corp.
10/01/17	10.000%	1,738,000	1,590,270

Total			12,480,845
Diversified Manufacturing 2.0%
Amsted Industries, Inc. Senior Notes(b)
03/15/18	8.125%	2,451,000	2,601,124
CPM Holdings, Inc. Senior Secured
09/01/14	10.625%	2,154,000	2,294,010
Tomkins LLC/Inc. Secured
10/01/18	9.000%	3,027,000	3,356,186
WireCo WorldGroup, Inc.(b)
05/15/17	10.000%	3,839,000	3,862,994

Total			12,114,314
Electric 2.9%
AES Corp. (The) Senior Unsecured
10/15/17	8.000%	359,000	394,900
06/01/20	8.000%	1,290,000	1,419,000
AES Corp. (The)(b) Senior Unsecured
07/01/21	7.375%	2,939,000	3,166,772
Atlantic Power Corp.(b)(c)
11/15/18	9.000%	2,245,000	2,245,775
Calpine Corp. Senior Secured(b)
02/15/21	7.500%	2,860,000	3,074,500
DPL, Inc. Senior Unsecured(b)
10/15/21	7.250%	564,000	609,120
Edison Mission Energy Senior Unsecured
05/15/17	7.000%	829,000	538,850
Energy Future Intermediate Holding Co. LLC/Finance, Inc. Senior Secured
12/01/20	10.000%	2,388,000	2,519,340
GenOn Energy, Inc. Senior Unsecured(a)
10/15/18	9.500%	1,559,000	1,578,488
Midwest Generation LLC Pass-Through Certificates
01/02/16	8.560%	1,933,062	1,952,392

Total			17,499,137

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	165

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Entertainment 1.2%
AMC Entertainment, Inc.
06/01/19	8.750%	$898,000	$929,430
12/01/20	9.750%	2,125,000	2,018,750
Speedway Motorsports, Inc.
06/01/16	8.750%	2,920,000	3,182,800
02/01/19	6.750%	59,000	59,590
United Artists Theatre Circuit, Inc.(d)(e) 1995-A Pass-Through Certificates
07/01/15	9.300%	1,088,347	1,046,120
07/01/15	9.300%	354,959	341,186

Total			7,577,876
Food and Beverage 0.2%
ARAMARK Holdings Corp. Senior Unsecured PIK (b)
05/01/16	8.625%	321,000	330,630
Cott Beverages, Inc.
11/15/17	8.375%	205,000	221,144
09/01/18	8.125%	898,000	969,840

Total			1,521,614
Gaming 3.9%
Caesars Entertainment Operating Co., Inc. Secured
04/15/18	12.750%	1,495,000	1,188,525
Senior Secured
06/01/17	11.250%	2,446,000	2,595,818
MGM Resorts International Senior Secured
03/15/20	9.000%	1,080,000	1,196,100
Senior Unsecured
03/01/18	11.375%	2,589,000	2,847,900
MGM Resorts International(a)
07/15/15	6.625%	385,000	365,750
06/01/16	7.500%	1,122,000	1,074,315
Penn National Gaming, Inc. Senior Subordinated Notes
08/15/19	8.750%	572,000	622,050
Pinnacle Entertainment, Inc.
06/15/15	7.500%	297,000	294,030
ROC Finance LLC/Corp. Secured(b)
09/01/18	12.125%	1,639,000	1,725,048
San Pasqual Casino(b)
09/15/13	8.000%	630,000	620,550
Seminole Indian Tribe of Florida(b)
10/01/20	7.804%	845,000	829,629
Senior Secured
10/01/20	6.535%	3,265,000	3,180,273
Seneca Gaming Corp.(b)
12/01/18	8.250%	1,634,000	1,597,235
Tunica-Biloxi Gaming Authority Senior Unsecured(b)
11/15/15	9.000%	5,536,000	5,536,000

Total			23,673,223
Gas Pipelines 3.1%
El Paso Corp. Senior Unsecured
06/01/18	7.250%	401,000	439,095
09/15/20	6.500%	6,062,000	6,622,735
01/15/32	7.750%	159,000	183,645
Gas Pipelines (cont.)
MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	$2,382,000	$2,489,190
Regency Energy Partners LP/Finance Corp.
12/01/18	6.875%	2,083,000	2,207,980
07/15/21	6.500%	2,902,000	3,018,080
Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	3,629,000	3,692,507

Total			18,653,232
Health Care 7.8%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	200,000	206,000
AMGH Merger Sub, Inc. Senior Secured(b)
11/01/18	9.250%	1,666,000	1,715,980
American Renal Associates Holdings, Inc. Senior Unsecured
03/01/16	9.750%	467,973	476,163
American Renal Holdings Co., Inc. Senior Secured
05/15/18	8.375%	2,762,000	2,900,100
CHS/Community Health Systems, Inc.(a)
07/15/15	8.875%	2,033,000	2,099,073
CHS/Community Health Systems, Inc.(a)(b)
11/15/19	8.000%	1,783,000	1,800,830
ConvaTec Healthcare E SA Senior Unsecured(b)(c)
12/15/18	10.500%	3,147,000	2,808,698
Emdeon, Inc.(b)
12/31/19	11.000%	1,775,000	1,857,094
Fresenius Medical Care U.S. Finance, Inc.(b)
09/15/18	6.500%	460,000	481,850
HCA, Inc.
02/15/22	7.500%	3,233,000	3,305,742
Senior Secured
04/15/19	8.500%	1,655,000	1,812,225
02/15/20	6.500%	3,313,000	3,437,237
02/15/20	7.875%	3,250,000	3,510,000
Hanger Orthopedic Group, Inc.
11/15/18	7.125%	1,489,000	1,513,196
Health Management Associates, Inc. Senior Unsecured(b)
01/15/20	7.375%	2,826,000	2,939,040
Healthsouth Corp.
02/15/20	8.125%	2,510,000	2,528,825
Healthsouth Corp.(a)
09/15/22	7.750%	143,000	140,676
InVentiv Health, Inc.(b)
08/15/18	10.000%	2,607,000	2,346,300
Kinetic Concepts/KCI U.S.A., Inc.(b)
11/01/18	10.500%	1,219,000	1,194,620
Multiplan, Inc.(b)
09/01/18	9.875%	1,929,000	2,010,983
Omnicare, Inc.
06/01/20	7.750%	1,127,000	1,210,116
Radnet Management, Inc.
04/01/18	10.375%	665,000	585,200
Rural/Metro Corp. Senior Unsecured(b)
07/15/19	10.125%	1,335,000	1,261,575
Health Care (cont.)
STHI Holding Corp. Secured(b)
03/15/18	8.000%	$686,000	$704,865
Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	3,150,000	3,126,375
Vanguard Health Holding Co. II LLC/Inc.(a)
02/01/19	7.750%	1,100,000	1,056,000

Total			47,028,763
Home Construction 0.3%
Shea Homes LP/Funding Corp. Senior Secured(b)
05/15/19	8.625%	1,788,000	1,671,780
Independent Energy 9.4%
Antero Resources Finance Corp.
12/01/17	9.375%	106,000	114,480
Antero Resources Finance Corp.(b)
08/01/19	7.250%	164,000	168,100
Carrizo Oil & Gas, Inc.
10/15/18	8.625%	3,721,000	3,758,210
Carrizo Oil & Gas, Inc.(b)
10/15/18	8.625%	583,000	588,830
Chaparral Energy, Inc.
10/01/20	9.875%	779,000	841,320
09/01/21	8.250%	2,078,000	2,103,975
Chesapeake Energy Corp.
08/15/20	6.625%	4,983,000	5,319,352
02/15/21	6.125%	3,500,000	3,596,250
Comstock Resources, Inc.
10/15/17	8.375%	181,000	174,665
Concho Resources, Inc.
10/01/17	8.625%	1,129,000	1,233,433
01/15/21	7.000%	1,582,000	1,698,672
01/15/22	6.500%	1,515,000	1,583,175
Continental Resources, Inc.
10/01/19	8.250%	291,000	320,100
10/01/20	7.375%	618,000	673,620
04/01/21	7.125%	1,656,000	1,794,690
Goodrich Petroleum Corp.(b)
03/15/19	8.875%	1,817,000	1,817,000
Kodiak Oil & Gas Corp.(b)(c)
12/01/19	8.125%	3,615,000	3,746,044
Laredo Petroleum, Inc.(b)
02/15/19	9.500%	4,163,000	4,412,780
MEG Energy Corp.(b)(c)
03/15/21	6.500%	2,000,000	2,045,000
Oasis Petroleum, Inc.
02/01/19	7.250%	2,317,000	2,398,095
11/01/21	6.500%	2,192,000	2,175,560
Petrohawk Energy Corp.
08/15/18	7.250%	2,736,000	3,078,000
06/01/19	6.250%	670,000	737,000
QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	2,280,000	2,456,700
Range Resources Corp.
05/01/18	7.250%	27,000	28,755
05/15/19	8.000%	3,515,000	3,919,225
SM Energy Co. Senior Unsecured(b)
11/15/21	6.500%	889,000	915,670

The accompanying Notes to Financial Statements are an integral part of this statement.

166	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – High Yield Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Independent Energy (cont.)
Southwestern Energy Co.
02/01/18	7.500%	$3,190,000	$3,676,475
WPX Energy, Inc. Senior Unsecured(b)
01/15/22	6.000%	1,503,000	1,538,696
Whiting Petroleum Corp.
10/01/18	6.500%	106,000	110,770

Total			57,024,642
Media Cable 3.6%
CCO Holdings LLC/Capital Corp.
04/30/18	7.875%	1,331,000	1,420,843
04/30/20	8.125%	2,764,000	3,026,580
CSC Holdings LLC Senior Unsecured
02/15/19	8.625%	888,000	1,023,420
CSC Holdings LLC(b) Senior Unsecured
11/15/21	6.750%	2,181,000	2,295,502
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b)
11/15/17	8.625%	3,464,000	3,671,840
DISH DBS Corp.
02/01/16	7.125%	1,661,000	1,789,727
09/01/19	7.875%	1,007,000	1,137,910
06/01/21	6.750%	2,980,000	3,210,950
Quebecor Media, Inc.(c) Senior Unsecured
03/15/16	7.750%	1,385,000	1,423,088
03/15/16	7.750%	1,345,000	1,381,988
UPCB Finance V Ltd. Senior Secured(b)(c)
11/15/21	7.250%	1,316,000	1,332,043

Total			21,713,891
Media Non-Cable 6.2%
AMC Networks, Inc.(b)
07/15/21	7.750%	4,128,000	4,489,200
Clear Channel Communications, Inc. Senior Secured
03/01/21	9.000%	1,013,000	853,452
Clear Channel Worldwide Holdings, Inc.
12/15/17	9.250%	939,000	1,009,425
12/15/17	9.250%	1,988,000	2,147,040
Cumulus Media, Inc.(a)(b)
05/01/19	7.750%	905,000	800,925
EH Holding Corp.(b)
06/15/21	7.625%	2,480,000	2,604,000
Senior Secured
06/15/19	6.500%	571,000	595,268
Intelsat Jackson Holdings SA(b)(c)
04/01/21	7.500%	1,225,000	1,238,781
Intelsat Jackson Holdings SA(c)
06/15/16	11.250%	1,200,000	1,260,750
10/15/20	7.250%	2,496,000	2,533,440
Intelsat Luxembourg SA(b)(c) PIK
02/04/17	11.500%	1,496,000	1,443,640
Intelsat Luxembourg SA (c) PIK
02/04/17	11.500%	1,817,000	1,753,405
Media Non-Cable (cont.)
National CineMedia LLC Senior Unsecured
07/15/21	7.875%	$1,527,000	$1,513,639
Nielsen Finance LLC/Co.
10/15/18	7.750%	4,031,000	4,353,480
Salem Communications Corp. Secured
12/15/16	9.625%	2,001,000	2,111,055
Sinclair Television Group, Inc. Secured(b)
11/01/17	9.250%	2,935,000	3,199,150
Univision Communications, Inc.(a)(b)
05/15/21	8.500%	1,627,000	1,480,570
Univision Communications, Inc.(b) Senior Secured
11/01/20	7.875%	2,400,000	2,436,000
XM Satellite Radio, Inc.(b)
11/01/18	7.625%	1,431,000	1,516,860

Total			37,340,080
Metals 5.2%
Alpha Natural Resources, Inc.
06/01/19	6.000%	1,177,000	1,141,690
06/01/21	6.250%	1,177,000	1,138,748
Arch Coal, Inc.(b)
06/15/19	7.000%	2,517,000	2,579,925
06/15/21	7.250%	2,085,000	2,142,337
Calcipar SA Senior Secured(b)(c)
05/01/18	6.875%	2,850,000	2,565,000
Consol Energy, Inc.
04/01/17	8.000%	2,445,000	2,677,275
04/01/20	8.250%	464,000	512,720
FMG Resources August 2006 Proprietary Ltd.(b)(c)
11/01/15	7.000%	3,495,000	3,529,950
02/01/16	6.375%	1,317,000	1,277,490
02/01/18	6.875%	1,231,000	1,178,682
Senior Notes
11/01/19	8.250%	2,412,000	2,436,120
JMC Steel Group Senior Notes(b)
03/15/18	8.250%	1,863,000	1,816,425
Novelis, Inc.(c)
12/15/17	8.375%	505,000	536,563
12/15/20	8.750%	1,437,000	1,541,182
Peabody Energy Corp.(b)
11/15/18	6.000%	2,199,000	2,242,980
11/15/21	6.250%	1,466,000	1,517,310
Rain CII Carbon LLC/Corp. Senior Secured(b)
12/01/18	8.000%	2,358,000	2,411,055

Total			31,245,452
Non-Captive Consumer 1.1%
SLM Corp. Senior Notes
01/25/16	6.250%	1,293,000	1,257,415
Senior Unsecured
03/25/20	8.000%	2,766,000	2,793,660
Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	3,344,000	2,416,040

Total			6,467,115
Non-Captive Diversified 6.2%
Ally Financial, Inc.
03/15/20	8.000%	$10,944,000	$11,217,600
09/15/20	7.500%	880,000	888,800
CIT Group, Inc. Secured
05/01/17	7.000%	983,000	983,000
CIT Group, Inc.(a)(b) Secured
04/01/18	6.625%	2,400,000	2,466,000
CIT Group, Inc.(b) Secured
05/02/17	7.000%	6,665,000	6,656,669
Ford Motor Credit Co. LLC Senior Unsecured
04/15/15	7.000%	2,809,000	3,019,675
05/15/18	5.000%	2,617,000	2,623,786
08/02/21	5.875%	1,711,000	1,783,218
International Lease Finance Corp. Senior Unsecured
03/15/17	8.750%	1,599,000	1,646,970
09/01/17	8.875%	3,055,000	3,154,287
05/15/19	6.250%	607,000	560,741
01/15/22	8.625%	406,000	410,712
International Lease Finance Corp.(a) Senior Unsecured
12/15/20	8.250%	2,165,000	2,186,650

Total			37,598,108
Oil Field Services 1.5%
Green Field Energy Services, Inc. Senior Secured(b)
11/15/16	13.000%	2,669,000	2,588,930
Offshore Group Investments Ltd. Senior Secured(c)
08/01/15	11.500%	4,844,000	5,237,575
Oil States International, Inc.
06/01/19	6.500%	1,119,000	1,144,178

Total			8,970,683
Other Industry 0.2%
Interline Brands, Inc.
11/15/18	7.000%	930,000	962,550
Packaging 2.2%
ARD Finance SA Senior Secured PIK(b)(c)
06/01/18	11.125%	624,129	542,992
Ardagh Packaging Finance PLC(a)(b)(c)
10/15/20	9.125%	1,410,000	1,395,900
Ardagh Packaging Finance PLC(b)(c) Senior Secured
10/15/17	7.375%	2,112,000	2,133,120
Greif, Inc. Senior Unsecured
08/01/19	7.750%	390,000	421,200
Reynolds Group Issuer, Inc./LLC(b)
04/15/19	9.000%	1,390,000	1,320,500
02/15/21	8.250%	2,076,000	1,837,260
Senior Secured
08/15/19	7.875%	3,224,000	3,369,080
Senior Unsecured
08/15/19	9.875%	2,522,000	2,446,340

Total			13,466,392

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	167

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Paper 0.6%
Cascades, Inc.(c)
01/15/20	7.875%	$2,369,000	$2,297,930
Verso Paper Holdings LLC/Inc. Secured(a)
02/01/19	8.750%	1,962,000	1,196,820

Total			3,494,750
Pharmaceuticals 1.2%
Endo Pharmaceuticals Holdings, Inc.
01/15/22	7.250%	887,000	943,546
Grifols, Inc.
02/01/18	8.250%	2,386,000	2,505,300
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a)(b)
12/01/19	9.500%	622,000	653,100
Mylan, Inc.(b)
11/15/18	6.000%	1,855,000	1,908,331
Warner Chilcott Co. LLC/Finance
09/15/18	7.750%	1,147,000	1,171,374

Total			7,181,651
Refining 0.3%
United Refining Co. Senior Secured
02/28/18	10.500%	2,078,000	1,942,930
Retailers 2.4%
Burlington Coat Factory Warehouse Corp.
02/15/19	10.000%	1,030,000	1,006,825
Limited Brands, Inc.
04/01/21	6.625%	1,720,000	1,823,200
Needle Merger Sub Corp. Senior Unsecured(b)
03/15/19	8.125%	684,000	651,510
Number Merger Sub, Inc. Senior Notes(a)(b)
12/15/19	11.000%	898,000	906,980
QVC, Inc.(b) Senior Secured
04/15/17	7.125%	641,000	678,659
10/01/19	7.500%	1,756,000	1,896,480
10/15/20	7.375%	421,000	452,575
Rite Aid Corp.(a)
06/15/17	9.500%	1,655,000	1,510,187
Senior Secured
08/15/20	8.000%	2,005,000	2,215,525
Sally Holdings LLC/Capital, Inc.(a)(b)
11/15/19	6.875%	605,000	629,200
Toys R Us Property Co. II LLC Senior Secured
12/01/17	8.500%	2,555,000	2,644,425

Total			14,415,566
Technology 5.3%
Amkor Technology, Inc.(a) Senior Unsecured
05/01/18	7.375%	1,521,000	1,555,223
06/01/21	6.625%	2,941,000	2,830,713
CDW LLC / Finance Corp.
04/01/19	8.500%	3,163,000	3,186,722
Cardtronics, Inc.
09/01/18	8.250%	2,190,000	2,387,100
Technology (cont.)
CommScope, Inc.(b)
01/15/19	8.250%	$1,402,000	$1,402,000
Equinix, Inc. Senior Unsecured
07/15/21	7.000%	1,700,000	1,802,000
First Data Corp.(a) PIK
09/24/15	10.550%	1,932,000	1,842,645
First Data Corp.(a)(b) Senior Secured
06/15/19	7.375%	884,000	830,960
First Data Corp.(b)
01/15/21	12.625%	1,565,000	1,361,550
Senior Secured
08/15/20	8.875%	2,605,000	2,605,000
Freescale Semiconductor, Inc. Senior Secured(b)(c)
04/15/18	9.250%	1,687,000	1,802,981
Interactive Data Corp.
08/01/18	10.250%	3,140,000	3,438,300
NXP BV/Funding LLC Senior Secured(b)(c)
08/01/18	9.750%	4,032,000	4,415,040
iGate Corp.(b)
05/01/16	9.000%	2,325,000	2,418,000

Total			31,878,234
Transportation Services 1.1%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/18	9.625%	1,144,000	1,184,040
03/15/20	9.750%	925,000	950,438
Hertz Corp. (The)
10/15/18	7.500%	2,005,000	2,095,225
01/15/21	7.375%	2,109,000	2,143,271

Total			6,372,974
Wireless 5.1%
Cricket Communications, Inc. Senior Secured
05/15/16	7.750%	3,445,000	3,556,962
Cricket Communications, Inc.(a)
10/15/20	7.750%	1,202,000	1,051,750
MetroPCS Wireless, Inc.
09/01/18	7.875%	3,370,000	3,420,550
SBA Telecommunications, Inc.
08/15/16	8.000%	1,535,000	1,653,963
08/15/19	8.250%	1,529,000	1,662,788
Sprint Nextel Corp. Senior Unsecured
08/15/17	8.375%	5,224,000	4,682,010
Sprint Nextel Corp.(b)
11/15/18	9.000%	6,070,000	6,365,912
Senior Unsecured
11/15/21	11.500%	1,496,000	1,479,170
Wind Acquisition Finance SA(b)(c) Secured
07/15/17	11.750%	3,312,000	2,964,240
Senior Secured
02/15/18	7.250%	4,164,000	3,758,010

Total			30,595,355
Wirelines 4.6%
CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	$4,321,000	$4,328,959
Cincinnati Bell, Inc.
10/15/17	8.250%	636,000	639,180
Frontier Communications Corp. Senior Unsecured
03/15/19	7.125%	2,824,000	2,753,400
04/15/22	8.750%	286,000	283,140
Integra Telecom Holdings, Inc. Senior Secured(b)
04/15/16	10.750%	1,021,000	821,905
Level 3 Communications, Inc. Senior Unsecured(a)
02/01/19	11.875%	1,575,000	1,677,375
Level 3 Financing, Inc.
02/15/17	8.750%	395,000	401,913
02/01/18	10.000%	2,802,000	2,970,120
04/01/19	9.375%	847,000	884,056
Level 3 Financing, Inc.(b) Senior Unsecured
07/01/19	8.125%	1,035,000	1,019,475
PAETEC Holding Corp.
12/01/18	9.875%	3,025,000	3,327,500
Senior Secured
06/30/17	8.875%	1,793,000	1,936,440
Qwest Corp. Senior Unsecured
12/01/21	6.750%	2,825,000	3,079,250
Windstream Corp.
09/01/18	8.125%	355,000	380,294
10/15/20	7.750%	1,200,000	1,240,500
Windstream Corp.(a)
10/01/21	7.750%	1,820,000	1,865,500

Total			27,609,007
Total Corporate Bonds & Notes
(Cost: $562,073,115)			$572,448,717

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans 0.9%
Gaming 0.4%
Caesars Octavius LLC Tranche B Term Loan(f)(g)
04/25/17	9.250%	$1,747,000	$1,657,903
ROC Finance LLC Tranche B Term Loan(f)(g)
08/19/17	8.500%	820,000	817,950

Total			2,475,853
Media Non-Cable 0.5%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(f)(g)
03/18/19	7.500%	3,011,000	2,924,434
Total Senior Loans
(Cost: $5,465,491)			$5,400,287

The accompanying Notes to Financial Statements are an integral part of this statement.

168	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – High Yield Bond Fund

Issuer	Shares	Value
Warrants —%
ENERGY —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(h)	2,669	$122,774

TOTAL ENERGY		122,774
Total Warrants
(Cost: $108,000)		$122,774

Limited Partnerships —%
FINANCIALS —%
Diversified Financial Services —%
Varde Fund V LP(d)(e)(i)		5,000,000		$60,626

TOTAL FINANCIALS				$60,626
Total Limited Partnerships
(Cost: $—)				$60,626

	Shares			Value
Money Market Funds 2.7%
Columbia Short-Term Cash Fund, 0.141%(j)(k)		16,217,504		$16,217,504
Total Money Market Funds
(Cost: $16,217,504)				$16,217,504

Issuer	Effective Yield		Par/ Principal/ Shares		Value
Investments of Cash Collateral Received for Securities on Loan 5.9%
Asset-Backed Commercial Paper 0.2%
Grampian Funding LLC
01/23/12	0.320%		$999,698		$999,698
Certificates of Deposit 0.2%
Standard Chartered Bank PLC
03/05/12	0.630%		1,000,000		1,000,000
Repurchase Agreements 5.5%
Citigroup Global Markets, Inc. dated 12/30/11, matures 01/03/12, repurchase price $5,000,028(l)
	0.050%		5,000,000		5,000,000
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $10,000,111(l)
	0.100%		10,000,000		10,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $10,000,156(l)
	0.140%		10,000,000		10,000,000
Repurchase Agreements (cont.)
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $8,551,643(l)
	0.080%		$8,551,567		$8,551,567

Total					33,551,567
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $35,551,265)					$35,551,265
Total Investments
(Cost: $619,415,375)					$629,801,173
Other Assets & Liabilities, Net					(26,550,424)
Net Assets					$603,250,749

Notes to Portfolio of Investments

(a)	At December 31, 2011, security was partially or fully on loan.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $224,207,092 or 37.17% of net assets.

(c)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $71,080,887 or 11.78% of net assets.

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2011 was $1,447,932, representing 0.24% of net assets. Information concerning such security holdings at December 31, 2011 was as follows:

Security Description	Acquisition Dates	Cost
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates 9.300% 07/01/15	02/09/00 thru 04/09/02	$1,021,750
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates 9.300% 07/01/15	12/11/01 thru 08/28/02	315,009
Varde Fund V LP	04/27/00 thru 06/19/00	—	*

*	The original cost for this position was $5,000,000. From September 29, 2004 through May 7, 2005, $5,000,000 was returned to the Fund in the form of return of capital.

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2011, the value of these securities amounted to $1,447,932, which represents 0.24% of net assets.

(f)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average of the coupon rates in effect as of December 31, 2011. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(g)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2011.

(h)	Non-income producing.

(i)	At December 31, 2011, there was no capital committed to the LLC or LP for future investment.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	169

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

Notes to Portfolio of Investments (continued)

(j)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(k)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$7,909,130	$246,533,296	$(238,224,922)	$—	$16,217,504	$30,857	$16,217,504

(l)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$3,155,955
Freddie Mac REMICS	1,553,624
Government National Mortgage Association	390,421
Total Market Value of Collateral Securities	$5,100,000

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$5,051,567
Ginnie Mae I Pool	2,503,071
Ginnie Mae II Pool	2,645,362
Total Market Value of Collateral Securities	$10,200,000

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$2,593,413
Fannie Mae REMICS	945,601
Fannie Mae Whole Loan	3,125
Fannie Mae-Aces	11,475
Federal Farm Credit Bank	88,075
Federal Home Loan Banks	99,335
Federal Home Loan Mortgage Corp	79,092
Federal National Mortgage Association	164,094
Freddie Mac Gold Pool	1,114,165
Freddie Mac Non Gold Pool	334,161
Freddie Mac Reference REMIC	27
Freddie Mac REMICS	754,297
Ginnie Mae I Pool	1,297,603
Ginnie Mae II Pool	1,738,407
Government National Mortgage Association	426,631
United States Treasury Bill	16,061
United States Treasury Note/Bond	521,403
United States Treasury Strip Coupon	13,035
Total Market Value of Collateral Securities	$10,200,000

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$2,635,432
Freddie Mac REMICS	926,872
Government National Mortgage Association	5,160,295
Total Market Value of Collateral Securities	$8,722,599

Abbreviation Legend
PIK	Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

170	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – High Yield Bond Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	171

Portfolio of Investments (continued)

Columbia Variable Portfolio – High Yield Bond Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Bonds
Corporate Bonds & Notes
Electric	$—	$15,546,745	$1,952,392	$17,499,137
Entertainment	—	6,190,570	1,387,306	7,577,876
All Other Industries	—	547,371,704	—	547,371,704
Total Bonds	—	569,109,019	3,339,698	572,448,717
Equity Securities
Warrants
Energy	—	122,774	—	122,774
Total Equity Securities	—	122,774	—	122,774
Other
Senior Loans	—	5,400,287	—	5,400,287
Limited Partnerships	—	—	60,626	60,626
Money Market Funds	16,217,504	—	—	16,217,504
Investments of Cash Collateral Received for Securities on Loan	—	35,551,265	—	35,551,265
Total Other	16,217,504	40,951,552	60,626	57,229,682
Total	$16,217,504	$610,183,345	$3,400,324	$629,801,173

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate Bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the utilization of single market quotations from broker dealers, estimated cash flows of the security and observed yields on securities management deemed comparable. Certain limited partnerships classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the limited partnership’s capital balance.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes	Senior Loans	Limited Partnerships	Total
Balance as of December 31, 2010	$1,728,094	$2,403,005	$100,860	$4,231,959
Accrued discounts/premiums	8,965	3,083	—	12,048
Realized gain (loss)	26,710	12,123	—	38,833
Change in unrealized appreciation (depreciation)*	(89,986)	12,504	(40,234)	(117,716)
Sales	(1,076,194)	(2,430,715)	—	(3,506,909)
Transfers into Level 3	2,742,109	—	—	2,742,109
Balance as of December 31, 2011	$3,339,698	$—	$60,626	$3,400,324

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2011 was $(147,167) which is comprised of Corporate Bonds & $(106,933) and Limited Partnerships of $(40,234).

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to fair value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

The accompanying Notes to Financial Statements are an integral part of this statement.

172	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – High Yield Bond Fund

Fair Value Measurements (continued)

Transfers in and/or out of Level 3 are determined on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	173

Portfolio of Investments

Columbia Variable Portfolio – Income Opportunities Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes 93.9%
Aerospace & Defense 3.1%
ADS Tactical, Inc. Senior Secured (a)
04/01/18	11.000%	$7,972,000	$7,972,000
Huntington Ingalls Industries, Inc.(a)
03/15/18	6.875%	3,822,000	3,745,560
Huntington Ingalls Industries, Inc.(a)(b)
03/15/21	7.125%	5,538,000	5,427,240
Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	9,990,000	10,239,750
Oshkosh Corp.
03/01/17	8.250%	2,904,000	3,020,160
03/01/20	8.500%	5,143,000	5,297,290
TransDigm, Inc.
12/15/18	7.750%	1,601,000	1,721,075

Total			37,423,075
Automotive 1.9%
Chrysler Group LLC/Co-Issuer, Inc.(a)(b) Senior Secured
06/15/19	8.000%	1,345,000	1,227,312
06/15/21	8.250%	1,127,000	1,022,752
Dana Holding Corp.(b) Senior Unsecured
02/15/19	6.500%	490,000	494,900
02/15/21	6.750%	579,000	592,028
Delphi Corp.(a)(b)
05/15/19	5.875%	1,535,000	1,558,025
05/15/21	6.125%	1,023,000	1,048,575
Lear Corp.(b)
03/15/18	7.875%	4,336,000	4,682,880
03/15/20	8.125%	2,221,000	2,420,890
TRW Automotive, Inc.(a)
12/01/17	8.875%	4,085,000	4,432,225
Visteon Corp.(a)(b)
04/15/19	6.750%	5,716,000	5,573,100

Total			23,052,687
Banking 0.2%
Lloyds Banking Group PLC(a)(c)
11/29/49	6.267%	4,558,000	2,461,320
Brokerage 1.3%
E*Trade Financial Corp. Senior Unsecured PIK
11/30/17	12.500%	7,429,000	8,394,770
E*Trade Financial Corp.(b) Senior Unsecured
12/01/15	7.875%	6,940,000	6,974,700

Total			15,369,470
Building Materials 1.6%
Building Materials Corp. of America Senior Notes(a)
05/01/21	6.750%	7,868,000	8,261,400
Gibraltar Industries, Inc.
12/01/15	8.000%	3,807,000	3,807,000
Interface, Inc.
12/01/18	7.625%	1,569,000	1,659,218
Corporate Bonds & Notes (continued)
Building Materials (cont.)
Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	$4,380,000	$4,084,350
Nortek, Inc.(a)(b)
12/01/18	10.000%	390,000	369,525
04/15/21	8.500%	2,465,000	2,082,925

Total			20,264,418
Chemicals 3.1%
CF Industries, Inc.
05/01/18	6.875%	2,482,000	2,841,890
05/01/20	7.125%	2,421,000	2,856,780
Hexion U.S. Finance Corp./Nova Scotia ULC Senior Secured(b)
02/01/18	8.875%	2,047,000	1,919,063
Ineos Finance PLC Senior Secured(a)(b)(c)
05/15/15	9.000%	5,269,000	5,348,035
JM Huber Corp. Senior Unsecured(a)
11/01/19	9.875%	3,285,000	3,358,912
Koppers, Inc.(b)
12/01/19	7.875%	1,040,000	1,102,400
LyondellBasell Industries NV(a)(b)(c)
11/15/21	6.000%	9,104,000	9,445,400
Momentive Performance Materials, Inc.
06/15/14	12.500%	2,036,000	2,158,160
Nalco Co.(a)
01/15/19	6.625%	4,556,000	5,273,570
Nova Chemicals Corp. Senior Unsecured (c)
11/01/19	8.625%	160,000	176,400
Polypore International, Inc.
11/15/17	7.500%	3,000,000	3,105,000

Total			37,585,610
Construction Machinery 3.4%
CNH Capital LLC(a)
11/01/16	6.250%	4,597,000	4,734,910
Case New Holland, Inc.
12/01/17	7.875%	6,622,000	7,482,860
Columbus McKinnon Corp.
02/01/19	7.875%	1,100,000	1,142,625
Manitowoc Co., Inc. (The)(b)
02/15/18	9.500%	5,435,000	5,788,275
11/01/20	8.500%	1,550,000	1,633,313
Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	4,467,000	3,953,295
RSC Equipment Rental, Inc./Holdings III LLC(b)
02/01/21	8.250%	1,675,000	1,695,937
United Rentals North America, Inc.
12/15/19	9.250%	12,620,000	13,251,000
Xerium Technologies, Inc.(a)(b)
06/15/18	8.875%	2,665,000	2,411,825

Total			42,094,040
Consumer Cyclical Services 0.2%
Goodman Networks, Inc. Senior Secured(a)
07/01/18	12.125%	$3,054,000	$2,916,570
Consumer Products 1.5%
Central Garden and Pet Co.
03/01/18	8.250%	2,340,000	2,299,050
Jarden Corp.
05/01/16	8.000%	3,297,000	3,560,760
Libbey Glass, Inc. Senior Secured
02/15/15	10.000%	4,058,000	4,342,060
Spectrum Brands Holdings, Inc. Senior Secured
06/15/18	9.500%	6,406,000	7,006,562
Spectrum Brands Holdings, Inc.(a) Senior Secured
06/15/18	9.500%	1,490,000	1,629,688

Total			18,838,120
Diversified Manufacturing 1.6%
Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	3,474,000	3,686,782
CPM Holdings, Inc. Senior Secured
09/01/14	10.625%	7,059,000	7,517,835
Tomkins LLC/Inc. Secured
10/01/18	9.000%	1,090,000	1,208,538
WireCo WorldGroup, Inc. (a)
05/15/17	10.000%	6,935,000	6,978,344

Total			19,391,499
Electric 2.8%
AES Corp. (The)(a)(b) Senior Unsecured
07/01/21	7.375%	5,452,000	5,874,530
AES Corp. (The)(b) Senior Unsecured
10/15/17	8.000%	725,000	797,500
Atlantic Power Corp.(a)(c)
11/15/18	9.000%	4,445,000	4,446,534
Calpine Corp. Senior Secured(a)(b)
02/15/21	7.500%	2,670,000	2,870,250
DPL, Inc.(a)(b) Senior Unsecured
10/15/16	6.500%	1,893,000	2,016,045
10/15/21	7.250%	1,104,000	1,192,320
Energy Future Holdings Corp. Senior Secured (b)
01/15/20	10.000%	1,795,000	1,884,750
GenOn Energy, Inc. Senior Unsecured(b)
10/15/18	9.500%	2,407,000	2,437,087
Ipalco Enterprises, Inc. Senior Secured
05/01/18	5.000%	1,626,000	1,593,480

The accompanying Notes to Financial Statements are an integral part of this statement.

174	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Income Opportunities Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Electric (cont.)
Ipalco Enterprises, Inc.(a) Senior Secured
04/01/16	7.250%	$2,015,000	$2,156,050
Midwest Generation LLC Pass-Through Certificates
01/02/16	8.560%	8,527,052	8,612,322

Total			33,880,868
Entertainment 0.9%
AMC Entertainment, Inc.(b)
06/01/19	8.750%	3,867,000	4,002,345
Cinemark U.S.A., Inc.(b)
06/15/19	8.625%	2,039,000	2,217,413
Regal Cinemas Corp.(b)
07/15/19	8.625%	1,538,000	1,661,040
Speedway Motorsports, Inc.
06/01/16	8.750%	2,800,000	3,052,000
02/01/19	6.750%	445,000	449,450

Total			11,382,248
Environmental 0.1%
Clean Harbors, Inc. Senior Secured(b)
08/15/16	7.625%	1,774,000	1,884,875
Food and Beverage 0.3%
Cott Beverages, Inc.
11/15/17	8.375%	1,585,000	1,709,819
Cott Beverages, Inc.(b)
09/01/18	8.125%	1,347,000	1,454,760
Darling International, Inc.
12/15/18	8.500%	650,000	721,500

Total			3,886,079
Gaming 3.8%
Caesars Entertainment Operating Co., Inc. Senior Secured
06/01/17	11.250%	4,311,000	4,575,049
FireKeepers Development Authority Senior Secured(a)
05/01/15	13.875%	2,750,000	3,121,250
MGM Resorts International
07/15/15	6.625%	2,750,000	2,612,500
Senior Secured
03/15/20	9.000%	8,118,000	8,990,685
Senior Unsecured
03/01/18	11.375%	388,000	426,800
Penn National Gaming, Inc. Senior Subordinated Notes(b)
08/15/19	8.750%	3,274,000	3,560,475
Pinnacle Entertainment, Inc.
06/15/15	7.500%	581,000	575,190
ROC Finance LLC/Corp. Secured(a)
09/01/18	12.125%	3,182,000	3,349,055
San Pasqual Casino(a)
09/15/13	8.000%	1,520,000	1,497,200
Seminole Indian Tribe of Florida(a)
10/01/17	7.750%	4,520,000	4,700,800
10/01/20	7.804%	1,820,000	1,786,894
Senior Secured
10/01/20	6.535%	4,385,000	4,271,209
Gaming (cont.)
Seneca Gaming Corp.(a)
12/01/18	8.250%	$2,533,000	$2,476,008
Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	4,262,000	4,262,000

Total			46,205,115
Gas Pipelines 4.2%
Copano Energy LLC/Finance Corp.(b)
04/01/21	7.125%	810,000	818,100
El Paso Corp. Senior Unsecured
06/01/18	7.250%	5,340,000	5,847,300
09/15/20	6.500%	2,499,000	2,730,158
El Paso Corp.(b) Senior Unsecured
01/15/32	7.750%	6,530,000	7,542,150
MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	4,714,000	4,926,130
Regency Energy Partners LP/Finance Corp.
12/01/18	6.875%	1,649,000	1,747,940
07/15/21	6.500%	5,169,000	5,375,760
Regency Energy Partners LP/Finance Corp.(b)
06/01/16	9.375%	4,205,000	4,625,500
Sonat, Inc. Senior Unsecured
02/01/18	7.000%	2,600,000	2,707,388
Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	7,827,000	7,963,972
Southern Star Central Corp.(a) Senior Unsecured
03/01/16	6.750%	6,490,000	6,636,025

Total			50,920,423
Health Care 5.9%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	400,000	412,000
AMGH Merger Sub, Inc. Senior Secured(a)(b)
11/01/18	9.250%	871,000	897,130
American Renal Holdings Co., Inc. Senior Secured
05/15/18	8.375%	2,999,000	3,148,950
CHS/Community Health Systems, Inc.(a)
11/15/19	8.000%	3,540,000	3,575,400
ConvaTec Healthcare E SA Senior Unsecured(a)(c)
12/15/18	10.500%	5,229,000	4,666,882
Fresenius Medical Care U.S. Finance, Inc.(a)
02/15/21	5.750%	4,230,000	4,224,712
Fresenius Medical Care U.S. Finance, Inc.(a)(b)
09/15/18	6.500%	895,000	937,513
HCA, Inc. Senior Secured
02/15/20	6.500%	8,596,000	8,918,350
09/15/20	7.250%	13,105,000	13,825,775
HCA, Inc.(b) Senior Secured
02/15/20	7.875%	3,700,000	3,996,000
Health Care (cont.)
Hanger Orthopedic Group, Inc.
11/15/18	7.125%	$2,321,000	$2,358,716
Health Management Associates, Inc. Senior Unsecured(a)
01/15/20	7.375%	5,630,000	5,855,200
Healthsouth Corp.(b)
09/15/22	7.750%	398,000	391,533
InVentiv Health, Inc.(a)
08/15/18	10.000%	2,084,000	1,875,600
Kinetic Concepts/KCI U.S.A., Inc.(a)
11/01/18	10.500%	2,480,000	2,430,400
LifePoint Hospitals, Inc.
10/01/20	6.625%	1,251,000	1,296,349
Omnicare, Inc.
06/01/20	7.750%	2,204,000	2,366,545
STHI Holding Corp. Secured(a)
03/15/18	8.000%	1,164,000	1,196,010
Tenet Healthcare Corp. Senior Secured
07/01/19	8.875%	2,005,000	2,250,612
Vanguard Health Holding Co. II LLC/Inc.(b)
02/01/18	8.000%	7,682,000	7,624,385
02/01/19	7.750%	400,000	384,000

Total			72,632,062
Home Construction 0.4%
KB Home
09/15/17	9.100%	2,155,000	2,052,638
Shea Homes LP/Funding Corp. Senior Secured(a)(b)
05/15/19	8.625%	3,132,000	2,928,420

Total			4,981,058
Independent Energy 8.3%
Antero Resources Finance Corp.
12/01/17	9.375%	213,000	230,040
Antero Resources Finance Corp.(a)(b)
08/01/19	7.250%	315,000	322,875
Berry Petroleum Co. Senior Unsecured
06/01/14	10.250%	4,735,000	5,356,469
Berry Petroleum Co.(b) Senior Unsecured
11/01/20	6.750%	975,000	985,969
Bill Barrett Corp.
10/01/19	7.625%	634,000	662,530
Carrizo Oil & Gas, Inc.
10/15/18	8.625%	6,483,000	6,547,830
Carrizo Oil & Gas, Inc.(a)
10/15/18	8.625%	1,801,000	1,819,010
Chaparral Energy, Inc.
10/01/20	9.875%	1,270,000	1,371,600
09/01/21	8.250%	3,473,000	3,516,412
Chesapeake Energy Corp.
02/15/21	6.125%	5,084,000	5,223,810
Chesapeake Energy Corp.(b)
08/15/20	6.625%	10,652,000	11,371,010
Comstock Resources, Inc.
10/15/17	8.375%	437,000	421,705

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	175

Portfolio of Investments (continued)

Columbia Variable Portfolio – Income Opportunities Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Independent Energy (cont.)
Concho Resources, Inc.
10/01/17	8.625%	$3,251,000	$3,551,717
01/15/21	7.000%	2,520,000	2,705,850
01/15/22	6.500%	4,675,000	4,885,375
Continental Resources, Inc.
10/01/19	8.250%	392,000	431,200
10/01/20	7.375%	1,024,000	1,116,160
04/01/21	7.125%	2,787,000	3,020,411
Denbury Resources, Inc.(b)
02/15/20	8.250%	493,000	550,928
Kodiak Oil & Gas Corp.(a)(c)
12/01/19	8.125%	7,248,000	7,510,740
MEG Energy Corp.(a)(c)
03/15/21	6.500%	3,390,000	3,466,275
Oasis Petroleum, Inc.
02/01/19	7.250%	4,221,000	4,368,735
11/01/21	6.500%	4,689,000	4,653,832
Petrohawk Energy Corp.
08/15/18	7.250%	4,393,000	4,942,125
06/01/19	6.250%	1,522,000	1,674,200
QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	5,609,000	6,043,697
Range Resources Corp.
05/15/19	8.000%	2,632,000	2,934,680
08/01/20	6.750%	2,920,000	3,230,250
06/01/21	5.750%	994,000	1,076,005
Range Resources Corp.(b)
05/01/18	7.250%	53,000	56,445
SM Energy Co. Senior Unsecured(a)
11/15/21	6.500%	1,758,000	1,810,740
Southwestern Energy Co.
02/01/18	7.500%	2,035,000	2,345,338
WPX Energy, Inc. Senior Unsecured(a)
01/15/22	6.000%	2,981,000	3,051,799
Whiting Petroleum Corp.
10/01/18	6.500%	211,000	220,495

Total			101,476,257
Lodging 0.3%
Starwood Hotels & Resorts Worldwide, Inc. Senior Unsecured
05/15/18	6.750%	1,836,000	2,074,680
Starwood Hotels & Resorts Worldwide, Inc.(b) Senior Unsecured
12/01/19	7.150%	1,254,000	1,432,695

Total			3,507,375
Media Cable 4.0%
CCO Holdings LLC/Capital Corp.
01/15/19	7.000%	235,000	244,987
04/30/20	8.125%	9,461,000	10,359,795
CSC Holdings LLC Senior Unsecured(a)(b)
11/15/21	6.750%	5,517,000	5,806,642
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a)
11/15/17	8.625%	7,317,000	7,756,020
DISH DBS Corp.
06/01/21	6.750%	10,242,000	11,035,755
Media Cable (cont.)
DISH DBS Corp.(b)
09/01/19	7.875%	$1,347,000	$1,522,110
Insight Communications Co., Inc. Senior Unsecured(a)
07/15/18	9.375%	2,100,000	2,399,250
UPCB Finance V Ltd. Senior Secured(a)(b)(c)
11/15/21	7.250%	2,611,000	2,642,831
Videotron Ltee(c)
04/15/18	9.125%	6,495,000	7,152,619

Total			48,920,009
Media Non-Cable 6.1%
AMC Networks, Inc.(a)(b)
07/15/21	7.750%	6,557,000	7,130,737
Belo Corp.
11/15/16	8.000%	7,468,000	8,084,110
Clear Channel Worldwide Holdings, Inc.
12/15/17	9.250%	7,520,000	8,121,600
Cumulus Media, Inc.(a)(b)
05/01/19	7.750%	751,000	664,635
EH Holding Corp. Senior Secured(a)(b)
06/15/19	6.500%	2,859,000	2,980,508
Intelsat Jackson Holdings SA(a)(b)(c)
04/01/19	7.250%	3,565,000	3,618,475
04/01/21	7.500%	2,925,000	2,957,906
Lamar Media Corp.(b)
04/15/18	7.875%	249,000	263,940
National CineMedia LLC Senior Unsecured
07/15/21	7.875%	2,730,000	2,706,113
Nielsen Finance LLC/Co.(b)
10/15/18	7.750%	3,739,000	4,038,120
RR Donnelley & Sons Co. Senior Unsecured (b)
06/15/20	7.625%	2,124,000	1,985,940
Salem Communications Corp. Secured
12/15/16	9.625%	6,925,000	7,305,875
Sinclair Television Group, Inc. Secured(a)
11/01/17	9.250%	8,593,000	9,366,370
Univision Communications, Inc. Senior Secured(a)(b)
11/01/20	7.875%	6,351,000	6,446,265
XM Satellite Radio, Inc.(a)
11/01/18	7.625%	8,110,000	8,596,600

Total			74,267,194
Metals 5.9%
Alpha Natural Resources, Inc.(b)
06/01/19	6.000%	7,298,000	7,079,060
06/01/21	6.250%	2,093,000	2,024,978
Arch Coal, Inc.(a)
06/15/21	7.250%	3,743,000	3,845,932
Arch Coal, Inc.(a)(b)
06/15/19	7.000%	5,615,000	5,755,375
Calcipar SA Senior Secured(a)(c)
05/01/18	6.875%	5,048,000	4,543,200
Metals (cont.)
Compass Minerals International, Inc.
06/01/19	8.000%	$1,610,000	$1,730,750
Consol Energy, Inc.
04/01/17	8.000%	6,532,000	7,152,540
04/01/20	8.250%	4,490,000	4,961,450
FMG Resources August 2006 Proprietary Ltd.(a)(b)(c)
02/01/16	6.375%	2,101,000	2,037,970
02/01/18	6.875%	1,271,000	1,216,983
Senior Notes
11/01/19	8.250%	5,034,000	5,084,340
FMG Resources August 2006 Proprietary Ltd.(a)(c)
11/01/15	7.000%	8,550,000	8,635,500
JMC Steel Group Senior Notes(a)
03/15/18	8.250%	3,380,000	3,295,500
Novelis, Inc.(c)
12/15/20	8.750%	3,385,000	3,630,412
Peabody Energy Corp.(a)
11/15/18	6.000%	4,362,000	4,449,240
11/15/21	6.250%	2,908,000	3,009,780
Rain CII Carbon LLC/Corp. Senior Secured(a)
12/01/18	8.000%	3,330,000	3,404,925

Total			71,857,935
Non-Captive Consumer 1.2%
SLM Corp. Senior Notes
01/25/16	6.250%	2,904,000	2,824,079
SLM Corp.(b) Senior Unsecured
03/25/20	8.000%	6,382,000	6,445,820
Springleaf Finance Corp. Senior Unsecured(b)
12/15/17	6.900%	7,245,000	5,234,513

Total			14,504,412
Non-Captive Diversified 7.7%
Ally Financial, Inc.
03/15/20	8.000%	21,552,000	22,090,800
Ally Financial, Inc.(b)
12/01/17	6.250%	3,735,000	3,602,781
09/15/20	7.500%	2,945,000	2,974,450
CIT Group, Inc.(a)(b) Secured
05/02/17	7.000%	19,740,000	19,715,325
04/01/18	6.625%	4,090,000	4,202,475
Ford Motor Credit Co. LLC(b) Senior Unsecured
05/15/18	5.000%	5,487,000	5,501,228
01/15/20	8.125%	3,250,000	3,825,471
02/01/21	5.750%	15,056,000	15,690,324
International Lease Finance Corp. (b) Senior Unsecured
09/01/17	8.875%	3,555,000	3,670,538
05/15/19	6.250%	3,898,000	3,600,933
12/15/20	8.250%	6,887,000	6,955,870
01/15/22	8.625%	1,980,000	2,002,982

Total			93,833,177

The accompanying Notes to Financial Statements are an integral part of this statement.

176	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Income Opportunities Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Oil Field Services 1.1%
Offshore Group Investments Ltd. Senior Secured (c)
08/01/15	11.500%	$8,714,000	$9,422,012
Oil States International, Inc.(b)
06/01/19	6.500%	4,495,000	4,596,138

Total			14,018,150
Other Industry 0.1%
Interline Brands, Inc.
11/15/18	7.000%	1,439,000	1,489,365
Packaging 3.1%
ARD Finance SA Senior Secured PIK(a)(c)
06/01/18	11.125%	1,096,729	954,154
Ardagh Packaging Finance PLC Senior Secured(a)(c)
10/15/17	7.375%	5,967,000	6,026,670
Ball Corp.
09/01/19	7.375%	1,435,000	1,571,325
09/15/20	6.750%	1,500,000	1,631,250
Greif, Inc. Senior Unsecured
02/01/17	6.750%	3,338,000	3,488,210
08/01/19	7.750%	905,000	977,400
Reynolds Group Issuer, Inc./LLC(a) Senior Secured
04/15/19	7.125%	2,415,000	2,457,263
02/15/21	6.875%	2,505,000	2,486,212
Reynolds Group Issuer, Inc./LLC(a)(b) Senior Secured
08/15/19	7.875%	12,667,000	13,237,015
Senior Unsecured
08/15/19	9.875%	5,185,000	5,029,450

Total			37,858,949
Paper 0.6%
Cascades, Inc.(c)
12/15/17	7.750%	4,705,000	4,657,950
Verso Paper Holdings LLC/Inc. Secured
02/01/19	8.750%	3,772,000	2,300,920

Total			6,958,870
Pharmaceuticals 1.2%
Endo Pharmaceuticals Holdings, Inc.
01/15/22	7.250%	1,592,000	1,693,490
Grifols, Inc.
02/01/18	8.250%	3,572,000	3,750,600
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a)(b)
12/01/19	9.500%	1,237,000	1,298,850
Mylan, Inc.(a)(b)
11/15/18	6.000%	6,440,000	6,625,150
Warner Chilcott Co. LLC/Finance
09/15/18	7.750%	1,524,000	1,556,385

Total			14,924,475
Refining 0.3%
United Refining Co. Senior Secured
02/28/18	10.500%	3,502,000	3,274,370
Retailers 2.0%
Limited Brands, Inc.
04/01/21	6.625%	$1,615,000	$1,711,900
Limited Brands, Inc.(b)
05/01/20	7.000%	2,770,000	2,998,525
QVC, Inc.(a) Senior Secured
10/01/19	7.500%	4,977,000	5,375,160
QVC, Inc.(a)(b) Senior Secured
04/15/17	7.125%	2,900,000	3,070,375
Rite Aid Corp. Senior Secured
08/15/20	8.000%	5,160,000	5,701,800
Sally Holdings LLC/Capital, Inc.(a)
11/15/19	6.875%	1,201,000	1,249,040
Toys R Us Property Co. II LLC Senior Secured
12/01/17	8.500%	3,896,000	4,032,360

Total			24,139,160
Technology 3.7%
Amkor Technology, Inc.(b) Senior Unsecured
05/01/18	7.375%	3,021,000	3,088,972
06/01/21	6.625%	6,116,000	5,886,650
Brocade Communications Systems, Inc. Senior Secured
01/15/18	6.625%	5,774,000	6,004,960
01/15/20	6.875%	788,000	839,220
CDW LLC / Finance Corp. Senior Secured
12/15/18	8.000%	7,900,000	8,235,750
Cardtronics, Inc.
09/01/18	8.250%	3,000,000	3,270,000
CommScope, Inc.(a)(b)
01/15/19	8.250%	2,707,000	2,707,000
Equinix, Inc. Senior Unsecured
07/15/21	7.000%	1,525,000	1,616,500
First Data Corp. PIK
09/24/15	10.550%	941,000	897,479
First Data Corp.(a) Senior Secured
08/15/20	8.875%	205,000	205,000
Freescale Semiconductor, Inc. Senior Secured(a)(c)
04/15/18	9.250%	55,000	58,781
Interactive Data Corp.
08/01/18	10.250%	4,665,000	5,108,175
NXP BV/Funding LLC Senior Secured (a)(b)(c)
08/01/18	9.750%	3,140,000	3,438,300
iGate Corp.(a)(b)
05/01/16	9.000%	4,204,000	4,372,160

Total			45,728,947
Transportation Services 0.8%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	2,115,000	2,173,162
Avis Budget Car Rental LLC/Finance, Inc.(b)
01/15/19	8.250%	1,477,000	1,465,923
Transportation Services (cont.)
Hertz Corp. (The)(b)
10/15/18	7.500%	$3,060,000	$3,197,700
01/15/21	7.375%	2,864,000	2,910,540

Total			9,747,325
Wireless 6.1%
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(a)
05/01/17	7.750%	4,867,000	5,244,192
Cricket Communications, Inc.
10/15/20	7.750%	2,153,000	1,883,875
Senior Secured
05/15/16	7.750%	9,640,000	9,953,300
Crown Castle International Corp. Senior Unsecured(b)
11/01/19	7.125%	4,000,000	4,310,000
MetroPCS Wireless, Inc.
09/01/18	7.875%	2,710,000	2,750,650
11/15/20	6.625%	732,000	682,590
NII Capital Corp.
04/01/21	7.625%	3,805,000	3,776,463
SBA Telecommunications, Inc.
08/15/16	8.000%	2,100,000	2,262,750
08/15/19	8.250%	2,387,000	2,595,863
Sprint Capital Corp.
11/15/28	6.875%	18,761,000	13,390,664
Sprint Nextel Corp.(a)
11/15/18	9.000%	11,322,000	11,873,947
Wind Acquisition Finance SA Senior Secured(a)(c)
02/15/18	7.250%	18,347,000	16,558,167

Total			75,282,461
Wirelines 5.1%
CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	10,359,000	10,378,081
Cincinnati Bell, Inc.
10/15/17	8.250%	1,207,000	1,213,035
Frontier Communications Corp.(b) Senior Unsecured
10/01/18	8.125%	20,000	20,150
04/15/20	8.500%	4,720,000	4,832,100
Integra Telecom Holdings, Inc. Senior Secured(a)
04/15/16	10.750%	1,602,000	1,289,610
Level 3 Financing, Inc.
02/15/17	8.750%	262,000	266,585
Level 3 Financing, Inc.(a) Senior Unsecured
07/01/19	8.125%	1,100,000	1,083,500
Level 3 Financing, Inc.(b)
04/01/19	9.375%	9,892,000	10,324,775
PAETEC Holding Corp. Senior Secured
06/30/17	8.875%	6,614,000	7,143,120
Qwest Corp. Senior Unsecured
12/01/21	6.750%	18,015,000	19,636,350

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	177

Portfolio of Investments (continued)

Columbia Variable Portfolio – Income Opportunities Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Wirelines (cont.)
Windstream Corp.
10/15/20	7.750%	$2,730,000	$2,822,138
Windstream Corp.(a)(b)
06/01/22	7.500%	3,640,000	3,630,900

Total			62,640,344
Total Corporate Bonds & Notes
(Cost: $1,120,757,244)			$1,149,598,312

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans 0.7%
Gaming 0.3%
Caesars Octavius LLC Tranche B Term Loan(d)(e)
04/25/17	9.250%	$2,957,000	$2,806,193
ROC Finance LLC Tranche B Term Loan(d)(e)
08/19/17	8.500%	1,568,000	1,564,080

Total			4,370,273
Media Non-Cable 0.4%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(d)(e)
03/18/19	7.500%	5,186,000	5,036,903
Total Senior Loans
(Cost: $9,521,052)			$9,407,176

	Shares	Value
Money Market Funds 3.6%
Columbia Short-Term Cash Fund, 0.141% (f)(g)	43,686,063	$43,686,063
Total Money Market Funds
(Cost: $43,686,063)		$43,686,063

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 16.0%
Asset-Backed Commercial Paper 2.3%
Atlantis One
02/01/12	0.370%	$1,999,137	$1,999,137
Cancara Asset Securitisation LLC
01/03/12	0.320%	9,996,889	9,996,889
Grampian Funding LLC
01/03/12	0.320%	5,998,133	5,998,133
Royal Park Investments Funding Corp.
01/05/12	1.000%	4,999,028	4,999,028
Windmill Funding Corp.
01/04/12	0.320%	4,998,444	4,998,444

Total			27,991,631
Certificates of Deposit 7.5%
Bank of Nova Scotia
05/03/12	0.401%	6,000,000	6,000,000
Banque et Caisse d’Epargne de l’Etat
01/17/12	0.900%	2,997,602	2,997,602
Branch Banking & Trust Corporation
01/09/12	0.350%	10,000,000	10,000,000
Credit Suisse
02/24/12	0.500%	6,000,000	6,000,000
03/08/12	0.540%	3,000,000	3,000,000
Deutsche Bank AG
01/20/12	0.420%	5,000,000	5,000,000
Development Bank of Singapore Ltd.
01/03/12	0.295%	10,000,000	10,000,000
DnB NOR ASA
03/15/12	0.520%	5,000,000	5,000,000
National Bank of Canada
05/08/12	0.425%	4,000,000	4,000,000
Nordea Bank AB
03/13/12	0.520%	5,000,000	5,000,000
Rabobank
03/16/12	0.530%	4,993,310	4,993,310
Standard Chartered Bank PLC
03/30/12	0.625%	4,992,113	4,992,113
Svenska Handelsbanken
02/28/12	0.490%	5,000,000	5,000,000
03/01/12	0.460%	5,000,000	5,000,000
Union Bank of Switzerland
01/13/12	0.440%	5,000,000	5,000,000
03/02/12	0.530%	5,000,000	5,000,000
United Overseas Bank Ltd.
01/09/12	0.320%	5,000,000	5,000,000

Total			91,983,025
Commercial Paper 2.8%
Australia and New Zealand Bank Group, Ltd.
04/25/12	0.461%	$6,983,632	$6,983,632
HSBC Bank PLC
04/13/12	0.481%	7,980,480	7,980,480
Macquarie Bank Ltd.
04/20/12	0.803%	4,979,778	4,979,778
Regency Markets No. 1 LLC
01/18/12	0.250%	4,998,854	4,998,854
Toyota Motor Credit Corp.
04/26/12	0.562%	4,985,689	4,985,689
Westpac Securities NZ Ltd.
04/20/12	0.531%	3,989,223	3,989,223

Total			33,917,656
Other Short-Term Obligations 0.9%
The Goldman Sachs Group, Inc.
01/13/12	0.550%	8,000,000	8,000,000
02/16/12	0.650%	3,000,000	3,000,000

Total			11,000,000
Repurchase Agreements 2.5%
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $5,000,056 (h)
	0.100%	5,000,000	5,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $15,000,233(h)
	0.140%	15,000,000	15,000,000
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $11,014,971(h)
	0.080%	11,014,873	11,014,873

Total			31,014,873
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $195,907,185)			$195,907,185
Total Investments
(Cost: $1,369,871,544)			$1,398,598,736
Other Assets & Liabilities, Net			(174,245,344)
Net Assets			$1,224,353,392

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $419,977,846 or 34.30% of net assets.

(b)	At December 31, 2011, security was partially or fully on loan.

(c)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $120,157,856 or 9.81% of net assets.

(d)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average of the coupon rates in effect as of December 31, 2011. Remaining maturities of senior loans

The accompanying Notes to Financial Statements are an integral part of this statement.

178	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Portfolio of Investments (continued)

may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(e)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2011.

(f)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(g)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$28,932,238	$438,972,719	$(424,218,894)	$—	$43,686,063	$89,655	$43,686,063

(h)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$3,312,540
Federal National Mortgage Association	45,587
Freddie Mac Gold Pool	1,160,553
Freddie Mac Non Gold Pool	379,220
Ginnie Mae I Pool	201,864
Ginnie Mae II Pool	236
Total Market Value of Collateral Securities	$5,100,000

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$3,890,120
Fannie Mae REMICS	1,418,401
Fannie Mae Whole Loan	4,688
Fannie Mae-Aces	17,213
Federal Farm Credit Bank	132,112
Federal Home Loan Banks	149,002
Federal Home Loan Mortgage Corp	118,638
Federal National Mortgage Association	246,141
Freddie Mac Gold Pool	1,671,247
Freddie Mac Non Gold Pool	501,242
Freddie Mac Reference REMIC	41
Freddie Mac REMICS	1,131,446
Ginnie Mae I Pool	1,946,404
Ginnie Mae II Pool	2,607,610
Government National Mortgage Association	639,947
United States Treasury Bill	24,092
United States Treasury Note/Bond	782,104
United States Treasury Strip Coupon	19,553
Total Market Value of Collateral Securities	$15,300,001

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$3,394,576
Freddie Mac REMICS	1,193,860
Government National Mortgage Association	6,646,734
Total Market Value of Collateral Securities	$11,235,170

Abbreviation Legend
PIK	Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	179

Portfolio of Investments (continued)

Columbia Variable Portfolio – Income Opportunities Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

180	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Income Opportunities Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

		Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Bonds
Corporate Bonds & Notes
Electric	$—	$25,268,546	$8,612,322	$33,880,868
All Other Industries	—	1,115,717,444	—	1,115,717,444
Total Bonds	—	1,140,985,990	8,612,322	1,149,598,312
Other
Senior Loans	—	9,407,176	—	9,407,176
Money Market Funds	43,686,063	—	—	43,686,063
Investments of Cash Collateral Received for Securities on Loan	—	195,907,185	—	195,907,185
Total Other	43,686,063	205,314,361	—	249,000,424
Total	$43,686,063	$1,346,300,351	$8,612,322	$1,398,598,736

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate Bonds classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes	Senior Loans	Total
Balance as of December 31, 2010	$—	$860,335	$860,335
Accrued discounts/premiums	77,662	1,104	78,766
Realized gain (loss)	212,201	4,340	216,541
Change in unrealized appreciation (depreciation)*	(287,795)	4,476	(283,319)
Sales	(3,483,494)	(870,255)	(4,353,749)
Purchases	—	—	—
Transfers into Level 3	12,093,748	—	12,093,748
Transfers out of Level 3	—	—	—
Balance as of December 31, 2011	$8,612,322	$—	$8,612,322

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2011 was $(287,795).

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to fair value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	181

Portfolio of Investments (continued)

Columbia Variable Portfolio – Income Opportunities Fund

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

182	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 97.6%
CONSUMER DISCRETIONARY 21.2%
Auto Components 2.4%
BorgWarner, Inc.(a)(b)	23,093	$1,471,948
Gentex Corp.(a)	90,146	2,667,420
Lear Corp.	69,903	2,782,139

Total		6,921,507
Diversified Consumer Services 0.5%
New Oriental Education & Technology Group, ADR(b)(c)	61,661	1,482,947
Hotels, Restaurants & Leisure 3.9%
Chipotle Mexican Grill, Inc.(b)	5,672	1,915,661
Panera Bread Co., Class A(b)	31,795	4,497,403
Starwood Hotels & Resorts Worldwide, Inc.(a)	62,842	3,014,531
Wynn Resorts Ltd.	18,358	2,028,375

Total		11,455,970
Household Durables 1.5%
D.R. Horton, Inc.(a)	128,900	1,625,429
Tempur-Pedic International, Inc.(a)(b)	51,996	2,731,350

Total		4,356,779
Internet & Catalog Retail 0.8%
priceline.com, Inc.(b)	3,068	1,434,934
TripAdvisor, Inc.(b)	40,835	1,029,451

Total		2,464,385
Leisure Equipment & Products 0.6%
Polaris Industries, Inc.	29,872	1,672,234
Media 2.0%
CBS Corp., Class B Non Voting	80,904	2,195,735
Discovery Communications, Inc., Class A(a)(b)	52,552	2,153,055
DISH Network Corp., Class A	56,564	1,610,943

Total		5,959,733
Multiline Retail 1.1%
Nordstrom, Inc.	63,129	3,138,143
Specialty Retail 5.5%
AutoZone, Inc.(b)	4,416	1,435,068
Bed Bath & Beyond, Inc.(b)	48,067	2,786,444
Dick’s Sporting Goods, Inc.(a)	45,104	1,663,436
Limited Brands, Inc.(a)	84,310	3,401,908
O’Reilly Automotive, Inc.(b)	31,055	2,482,847
TJX Companies, Inc.	40,779	2,632,284
Ulta Salon Cosmetics & Fragrance, Inc.(b)	27,954	1,814,774

Total		16,216,761
Textiles, Apparel & Luxury Goods 2.9%
Deckers Outdoor Corp.(a)(b)	20,768	1,569,438
Fossil, Inc.(a)(b)	20,535	1,629,658
Michael Kors Holdings Ltd.(b)(c)	56,506	1,539,788
Ralph Lauren Corp.	12,816	1,769,633
Warnaco Group, Inc. (The)(a)(b)	37,918	1,897,417

Total		8,405,934
TOTAL CONSUMER DISCRETIONARY		62,074,393

Issuer	Shares	Value
Common Stocks (continued)
CONSUMER STAPLES 5.4%
Beverages 1.1%
Coca-Cola Enterprises, Inc.	55,906	$1,441,257
Hansen Natural Corp.(b)	20,531	1,891,726

Total		3,332,983
Food & Staples Retailing 0.6%
Whole Foods Market, Inc.	27,248	1,895,916
Food Products 1.7%
Green Mountain Coffee Roasters, Inc.(a)(b)	29,914	1,341,643
HJ Heinz Co.(a)	35,224	1,903,505
Mead Johnson Nutrition Co.	23,222	1,596,048

Total		4,841,196
Personal Products 2.0%
Estee Lauder Companies, Inc. (The), Class A	19,034	2,137,899
Herbalife Ltd.	71,629	3,701,070

Total		5,838,969
TOTAL CONSUMER STAPLES		15,909,064
ENERGY 11.0%
Energy Equipment & Services 4.2%
Cameron International Corp.(a)(b)	71,549	3,519,495
Complete Production Services, Inc.(b)	48,003	1,610,981
Ensco PLC, ADR(c)	31,706	1,487,646
Oil States International, Inc.(b)	31,686	2,419,860
Patterson-UTI Energy, Inc.	80,232	1,603,035
Tidewater, Inc.	31,655	1,560,591

Total		12,201,608
Oil, Gas & Consumable Fuels 6.8%
Alpha Natural Resources, Inc.(b)	67,340	1,375,756
Concho Resources, Inc.(a)(b)	45,367	4,253,156
Consol Energy, Inc.	36,099	1,324,833
Continental Resources, Inc.(a)(b)	61,648	4,112,538
Denbury Resources, Inc.(b)	90,667	1,369,072
HollyFrontier Corp.	52,055	1,218,087
Peabody Energy Corp.	41,407	1,370,986
Range Resources Corp.	27,048	1,675,353
Southwestern Energy Co.(b)	44,860	1,432,829
World Fuel Services Corp.(a)	43,218	1,814,292

Total		19,946,902
TOTAL ENERGY		32,148,510
FINANCIALS 7.1%
Capital Markets 1.0%
Affiliated Managers Group, Inc.(b)	31,540	3,026,263
Commercial Banks 0.6%
Signature Bank(a)(b)	29,901	1,793,761
Consumer Finance 0.5%
Discover Financial Services	64,061	1,537,464
Diversified Financial Services 1.5%
IntercontinentalExchange, Inc.(b)	16,281	1,962,674
Moody’s Corp.(a)	73,645	2,480,364

Total		4,443,038

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS (cont.)
Real Estate Investment Trusts (REITs) 1.9%
Digital Realty Trust, Inc.(a)	23,266	$1,551,144
Home Properties, Inc.(a)	27,256	1,569,128
Plum Creek Timber Co., Inc.(a)	62,740	2,293,775

Total		5,414,047
Real Estate Management & Development 1.0%
CBRE Group, Inc.(b)	98,087	1,492,884
Jones Lang LaSalle, Inc.	23,928	1,465,829

Total		2,958,713
Thrifts & Mortgage Finance 0.6%
BankUnited, Inc.	73,313	1,612,153
TOTAL FINANCIALS		20,785,439
HEALTH CARE 14.6%
Biotechnology 1.8%
Alexion Pharmaceuticals, Inc.(b)	60,041	4,292,931
Dendreon Corp.(a)(b)	136,800	1,039,680

Total		5,332,611
Health Care Equipment & Supplies 3.2%
CR Bard, Inc.	12,587	1,076,189
Edwards Lifesciences Corp.(b)	37,833	2,674,793
Intuitive Surgical, Inc.(b)	3,928	1,818,703
Varian Medical Systems, Inc.(a)(b)	58,290	3,913,008

Total		9,482,693
Health Care Providers & Services 6.0%
AmerisourceBergen Corp.(a)	76,616	2,849,349
Brookdale Senior Living, Inc.(b)	115,691	2,011,866
CIGNA Corp.	51,647	2,169,174
DaVita, Inc.(b)	36,547	2,770,628
Express Scripts, Inc.(a)(b)	57,558	2,572,267
Laboratory Corp. of America Holdings(a)(b)	41,298	3,550,389
Medco Health Solutions, Inc.(b)	27,122	1,516,120

Total		17,439,793
Health Care Technology 0.5%
Cerner Corp.(a)(b)	24,894	1,524,758
Life Sciences Tools & Services 1.9%
Agilent Technologies, Inc.(b)	55,133	1,925,796
Covance, Inc.(b)	47,377	2,166,076
Waters Corp.(b)	19,413	1,437,533

Total		5,529,405
Pharmaceuticals 1.2%
Watson Pharmaceuticals, Inc.(b)	58,471	3,528,140
TOTAL HEALTH CARE		42,837,400
INDUSTRIALS 12.9%
Air Freight & Logistics 1.7%
Atlas Air Worldwide Holdings, Inc.(b)	42,100	1,617,903
CH Robinson Worldwide, Inc.(a)	28,662	2,000,034
Expeditors International of Washington, Inc.	35,325	1,446,912

Total		5,064,849

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	183

Portfolio of Investments (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Airlines 0.6%
United Continental Holdings, Inc.(a)(b)	90,312	$1,704,188
Commercial Services & Supplies 1.0%
Stericycle, Inc.(a)(b)	37,936	2,955,973
Electrical Equipment 3.0%
AMETEK, Inc.	74,909	3,153,669
Regal-Beloit Corp.(a)	35,010	1,784,460
Rockwell Automation, Inc.	32,016	2,349,014
Sensata Technologies Holding NV(b)(c)	61,188	1,608,020

Total		8,895,163
Machinery 3.4%
Cummins, Inc.	31,676	2,788,121
Joy Global, Inc.(a)	44,298	3,321,021
Navistar International Corp.(b)	54,436	2,062,036
Pall Corp.(a)	30,407	1,737,760

Total		9,908,938
Professional Services 0.8%
IHS, Inc., Class A(b)	26,309	2,266,784
Road & Rail 1.8%
JB Hunt Transport Services, Inc.(a)	44,856	2,021,660
Kansas City Southern(b)	47,917	3,258,835

Total		5,280,495
Trading Companies & Distributors 0.6%
WW Grainger, Inc.(a)	8,826	1,652,139
TOTAL INDUSTRIALS		37,728,529
INFORMATION TECHNOLOGY 18.7%
Communications Equipment 0.9%
F5 Networks, Inc.(b)	23,489	2,492,653
Computers & Peripherals 0.5%
SanDisk Corp.(b)	29,844	1,468,623
Electronic Equipment, Instruments & Components 0.6%
Trimble Navigation Ltd.(b)	36,794	1,596,860
Internet Software & Services 1.0%
Rackspace Hosting, Inc.(a)(b)	40,700	1,750,507
WebMD Health Corp.(b)	32,794	1,231,415

Total		2,981,922
IT Services 3.3%
Alliance Data Systems Corp.(a)(b)	24,169	2,509,709
Cognizant Technology Solutions Corp., Class A(b)	23,910	1,537,652
Fiserv, Inc.(b)	28,466	1,672,093
Teradata Corp.(b)	38,687	1,876,706
Western Union Co. (The)	119,393	2,180,116

Total		9,776,276
Semiconductors & Semiconductor Equipment 5.8%
Altera Corp.	53,543	1,986,445
Analog Devices, Inc.	44,864	1,605,234
Avago Technologies Ltd.	95,122	2,745,221
KLA-Tencor Corp.	50,924	2,457,083
Linear Technology Corp.(a)	68,690	2,062,760
Microchip Technology, Inc.(a)	56,830	2,081,683
Novellus Systems, Inc.(b)	35,658	1,472,319
ON Semiconductor Corp.(b)	347,429	2,682,152

Total		17,092,897
INFORMATION TECHNOLOGY (cont.)
Software 6.6%
Check Point Software Technologies Ltd.(b)(c)	26,540	$1,394,412
Citrix Systems, Inc.(b)	32,652	1,982,630
Electronic Arts, Inc.(a)(b)	215,060	4,430,236
Fortinet, Inc.(b)	45,677	996,215
Intuit, Inc.	66,226	3,482,825
Red Hat, Inc.(b)	32,742	1,351,917
Rovi Corp.(b)	74,152	1,822,656
Solera Holdings, Inc.	34,723	1,546,562
TIBCO Software, Inc.(b)	92,415	2,209,643

Total		19,217,096
TOTAL INFORMATION TECHNOLOGY		54,626,327
MATERIALS 5.1%
Chemicals 2.9%
Celanese Corp., Class A	40,089	1,774,740
CF Industries Holdings, Inc.	34,364	4,982,093
Solutia, Inc.(b)	99,922	1,726,652

Total		8,483,485
Containers & Packaging 0.8%
Crown Holdings, Inc.(b)	74,713	2,508,862
Metals & Mining 1.4%
Agnico-Eagle Mines Ltd.(c)	33,215	1,206,369
Cliffs Natural Resources, Inc.	24,640	1,536,304
Royal Gold, Inc.	19,775	1,333,428

Total		4,076,101
TOTAL MATERIALS		15,068,448
TELECOMMUNICATION SERVICES 0.8%
Wireless Telecommunication Services 0.8%
Crown Castle International Corp.(b)	52,969	2,373,011

TOTAL TELECOMMUNICATION SERVICES		2,373,011
UTILITIES 0.8%
Electric Utilities 0.8%
ITC Holdings Corp.(a)	30,528	2,316,464
TOTAL UTILITIES		2,316,464
Total Common Stocks
(Cost: $283,431,572)		$285,867,585
	Shares	Value
Money Market Funds 2.6%
Columbia Short-Term Cash Fund, 0.141%(d)(e)	7,590,613	$7,590,613
Total Money Market Funds
(Cost: $7,590,613)		$7,590,613

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 26.2%
Asset-Backed Commercial Paper 1.4%
Gemini Securitization Corporation (FKA Twin Towers)
01/09/12	0.380%	$1,999,303	$1,999,303
Grampian Funding LLC
01/18/12	0.310%	1,999,466	1,999,466

Total			3,998,769
Certificates of Deposit 1.7%
Branch Banking & Trust Corporation
03/15/12	0.240%	2,000,000	2,000,000
Standard Chartered Bank PLC
03/05/12	0.630%	1,000,000	1,000,000
Svenska Handelsbanken
02/28/12	0.490%	2,000,000	2,000,000

Total			5,000,000
Commercial Paper 0.7%
Regency Markets No. 1 LLC
01/18/12	0.250%	1,999,542	1,999,542
Repurchase Agreements 22.4%
Citibank NA dated 12/30/11, matures 01/03/12, repurchase price $15,000,133(f)
	0.080%	15,000,000	15,000,000
Citigroup Global Markets, Inc. dated 12/30/11, matures 01/03/12, repurchase price $5,000,028(f)
	0.050%	5,000,000	5,000,000
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $20,000,222(f)
	0.100%	20,000,000	20,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $10,000,156(f)
	0.140%	10,000,000	10,000,000
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $15,568,758(f)
	0.080%	15,568,620	15,568,620

Total			65,568,620

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $76,566,931)	$76,566,931
Total Investments
(Cost: $367,589,116)	$370,025,129
Other Assets & Liabilities, Net	(77,332,755)
Net Assets	$292,692,374

The accompanying Notes to Financial Statements are an integral part of this statement.

184	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Notes to Portfolio of Investments

(a)	At December 31, 2011, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $8,719,182 or 2.98% of net assets.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$12,143,688	$142,837,254	$(147,390,329)	$—	$7,590,613	$25,802	$7,590,613

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citibank NA (0.080%)

Security Description	Value
Fannie Mae REMICS	$4,354,834
Freddie Mac REMICS	10,585,606
Government National Mortgage Association	359,560
Total Market Value of Collateral Securities	$15,300,000

Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$3,155,955
Freddie Mac REMICS	1,553,624
Government National Mortgage Association	390,421
Total Market Value of Collateral Securities	$5,100,000

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$13,250,159
Federal National Mortgage Association	182,347
Freddie Mac Gold Pool	4,642,213
Freddie Mac Non Gold Pool	1,516,880
Ginnie Mae I Pool	807,456
Ginnie Mae II Pool	945
Total Market Value of Collateral Securities	$20,400,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	185

Portfolio of Investments (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Notes to Portfolio of Investments (continued)

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$2,593,413
Fannie Mae REMICS	945,601
Fannie Mae Whole Loan	3,125
Fannie Mae-Aces	11,475
Federal Farm Credit Bank	88,075
Federal Home Loan Banks	99,335
Federal Home Loan Mortgage Corp	79,092
Federal National Mortgage Association	164,094
Freddie Mac Gold Pool	1,114,165
Freddie Mac Non Gold Pool	334,161
Freddie Mac Reference REMIC	27
Freddie Mac REMICS	754,297
Ginnie Mae I Pool	1,297,603
Ginnie Mae II Pool	1,738,407
Government National Mortgage Association	426,631
United States Treasury Bill	16,061
United States Treasury Note/Bond	521,403
United States Treasury Strip Coupon	13,035
Total Market Value of Collateral Securities	$10,200,000

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$4,797,955
Freddie Mac REMICS	1,687,424
Government National Mortgage Association	9,394,613
Total Market Value of Collateral Securities	$15,879,992

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

186	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	187

Portfolio of Investments (continued)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets(b)	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$62,074,393	$—	$—	$62,074,393
Consumer Staples	15,909,064	—	—	15,909,064
Energy	32,148,510	—	—	32,148,510
Financials	20,785,439	—	—	20,785,439
Health Care	42,837,400	—	—	42,837,400
Industrials	37,728,529	—	—	37,728,529
Information Technology	54,626,327	—	—	54,626,327
Materials	15,068,448	—	—	15,068,448
Telecommunication Services	2,373,011	—	—	2,373,011
Utilities	2,316,464	—	—	2,316,464
Total Equity Securities	285,867,585	—	—	285,867,585
Other
Money Market Funds	7,590,613	—	—	7,590,613
Investments of Cash Collateral Received for Securities on Loan	—	76,566,931	—	76,566,931
Total Other	7,590,613	76,566,931	—	84,157,544
Total	$293,458,198	$76,566,931	$—	$370,025,129

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;
(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;
(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and
(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

188	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Variable Portfolio – Davis New York Venture Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 95.0%
CONSUMER DISCRETIONARY 7.2%
Automobiles 0.6%
Harley-Davidson, Inc.(a)	206,605	$8,030,736
Distributors 0.3%
Li & Fung Ltd.(b)	2,344,100	4,319,289
Household Durables 0.2%
Hunter Douglas NV(b)	49,010	1,840,774
Internet & Catalog Retail 1.4%
Expedia, Inc.(a)	137,075	3,977,917
Liberty Interactive Corp., Class A(c)	373,723	6,059,918
Netflix, Inc.(c)	66,470	4,605,706
TripAdvisor, Inc.(a)(c)	137,075	3,455,661

Total		18,099,202
Media 1.6%
Grupo Televisa SAB, ADR(a)(b)	147,830	3,113,300
Walt Disney Co. (The)	501,650	18,811,875

Total		21,925,175
Specialty Retail 3.0%
Bed Bath & Beyond, Inc.(c)	588,040	34,088,679
CarMax, Inc.(a)(c)	207,882	6,336,243

Total		40,424,922
Textiles, Apparel & Luxury Goods 0.1%
Cie Financiere Richemont SA, Class A(b)	33,300	1,684,321

TOTAL CONSUMER DISCRETIONARY		96,324,419
CONSUMER STAPLES 17.3%
Beverages 4.3%
Coca-Cola Co. (The)	299,190	20,934,324
Diageo PLC, ADR(b)	255,950	22,375,149
Heineken Holding NV(b)	334,803	13,701,545

Total		57,011,018
Food & Staples Retailing 10.7%
Costco Wholesale Corp.	827,550	68,951,466
CVS Caremark Corp.	1,811,518	73,873,704

Total		142,825,170
Food Products 1.2%
Kraft Foods, Inc., Class A	288,926	10,794,275
Nestlé SA, Registered Shares(b)	19,340	1,111,849
Unilever NV(b)	131,650	4,524,811

Total		16,430,935
Personal Products 0.1%
Natura Cosmeticos SA(b)	76,800	1,492,973
Tobacco 1.0%
Philip Morris International, Inc.	168,729	13,241,852

TOTAL CONSUMER STAPLES		231,001,948
ENERGY 12.2%
Energy Equipment & Services 0.7%
Schlumberger Ltd.(b)	36,125	2,467,699
Transocean Ltd.(b)	185,380	7,116,738

Total		9,584,437
Issuer	Shares	Value
Common Stocks (continued)
ENERGY (cont.)
Oil, Gas & Consumable Fuels 11.5%
Canadian Natural Resources Ltd.(b)	1,066,190	$39,843,520
China Coal Energy Co., Ltd., Class H(b)	5,240,900	5,625,909
Devon Energy Corp.	215,213	13,343,206
EOG Resources, Inc.	537,214	52,920,951
Occidental Petroleum Corp.	367,640	34,447,868
OGX Petroleo e Gas Participacoes SA(b)(c)	1,011,800	7,388,134

Total		153,569,588
TOTAL ENERGY		163,154,025
FINANCIALS 30.1%
Capital Markets 7.1%
Bank of New York Mellon Corp. (The)(a)	2,851,817	56,779,676
Charles Schwab Corp. (The)(a)	503,530	5,669,748
Goldman Sachs Group, Inc. (The)	48,660	4,400,324
Julius Baer Group Ltd.(b)(c)	702,950	27,495,351

Total		94,345,099
Commercial Banks 5.1%
Wells Fargo & Co.	2,490,130	68,627,983
Consumer Finance 5.1%
American Express Co.(a)	1,454,844	68,624,991
Diversified Financial Services 0.3%
CME Group, Inc.	9,510	2,317,302
JPMorgan Chase & Co.	61,320	2,038,890

Total		4,356,192
Insurance 10.8%
ACE Ltd.(b)	129,510	9,081,241
AON Corp.	44,270	2,071,836
Berkshire Hathaway, Inc., Class B(a)(c)	360,696	27,521,105
Everest Re Group Ltd. (b)	23,190	1,950,047
Fairfax Financial Holdings Ltd.(b)	17,411	7,517,635
Fairfax Financial Holdings Ltd.(b)	5,780	2,479,429
Loews Corp.	1,077,820	40,579,923
Markel Corp.(a)(c)	4,847	2,009,905
Progressive Corp. (The)	1,858,171	36,252,916
Transatlantic Holdings, Inc.	274,495	15,023,111

Total		144,487,148
Real Estate Management & Development 1.7%
Brookfield Asset Management, Inc., Class A(b)	397,850	10,932,918
Hang Lung Group Ltd.(a)(b)	2,147,300	11,751,485

Total		22,684,403
TOTAL FINANCIALS		403,125,816
HEALTH CARE 9.9%
Health Care Equipment & Supplies 0.7%
Baxter International, Inc.	83,670	4,139,992
Becton Dickinson and Co.(a)	73,395	5,484,074

Total		9,624,066
Issuer	Shares	Value
Common Stocks (continued)
HEALTH CARE (cont.)
Health Care Providers & Services 1.8%
Express Scripts, Inc.(a)(c)	537,045	$24,000,541
Life Sciences Tools & Services 0.3%
Agilent Technologies, Inc.(c)	116,997	4,086,705
Pharmaceuticals 7.1%
Johnson & Johnson(a)	582,580	38,205,596
Merck & Co., Inc.	1,066,741	40,216,136
Pfizer, Inc.	180,190	3,899,312
Roche Holding AG, Genusschein Shares(b)	75,860	12,857,353

Total		95,178,397
TOTAL HEALTH CARE		132,889,709
INDUSTRIALS 5.2%
Aerospace & Defense 0.8%
Lockheed Martin Corp.(a)	133,490	10,799,341
Commercial Services & Supplies 2.0%
Iron Mountain, Inc.(a)	852,343	26,252,164
Machinery 0.3%
PACCAR, Inc.(a)	118,640	4,445,441
Marine 1.0%
China Shipping Development Co., Ltd., Class H(b)	3,989,700	2,481,643
Kuehne & Nagel International AG(b)	99,333	11,156,853

Total		13,638,496
Transportation Infrastructure 1.1%
China Merchants Holdings International Co., Ltd.(a)(b)	4,920,926	14,232,916
LLX Logistica SA(b)(c)	157,200	284,018

Total		14,516,934
TOTAL INDUSTRIALS		69,652,376
INFORMATION TECHNOLOGY 7.5%
Computers & Peripherals 0.7%
Hewlett-Packard Co.	358,110	9,224,914
Internet Software & Services 3.2%
Google, Inc., Class A(c)	66,517	42,963,330
IT Services 0.5%
Visa, Inc., Class A	64,730	6,572,037
Semiconductors & Semiconductor Equipment 1.6%
Intel Corp.(a)	153,450	3,721,162
Texas Instruments, Inc.(a)	616,905	17,958,105

Total		21,679,267
Software 1.5%
Activision Blizzard, Inc.(a)	632,660	7,794,371
Microsoft Corp.	391,982	10,175,853
Oracle Corp.	104,000	2,667,600

Total		20,637,824
TOTAL INFORMATION TECHNOLOGY		101,077,372

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	189

Portfolio of Investments (continued)

Variable Portfolio – Davis New York Venture Fund

Issuer	Shares	Value
Common Stocks (continued)
MATERIALS 5.4%
Chemicals 3.4%
Air Products & Chemicals, Inc.	88,740	$7,559,761
Ecolab, Inc.	115,550	6,679,945
Monsanto Co.	242,510	16,992,676
Potash Corp. of Saskatchewan, Inc.(b)	214,918	8,871,815
Praxair, Inc.	51,360	5,490,384

Total		45,594,581
Construction Materials 0.3%
Martin Marietta Materials, Inc.(a)	58,883	4,440,367
Containers & Packaging 0.5%
Sealed Air Corp.	347,146	5,974,383
Metals & Mining 1.2%
BHP Billiton PLC(b)	274,480	8,003,171
MMX Mineracao e Metalicos SA(b)(c)	157,200	240,193
Rio Tinto PLC(b)	149,459	7,253,432

Total		15,496,796
Paper & Forest Products —%
Sino-Forest Corp.(a)(b)(c)(d)(e)	800,520	550,051
Sino-Forest Corp.(b)(c)(d)(e)(f)	34,500	23,705

Total		573,756
TOTAL MATERIALS		72,079,883

TELECOMMUNICATION SERVICES 0.2%
Wireless Telecommunication Services 0.2%
America Movil SAB de CV, Class L, ADR(a)(b)	100,930	2,281,018

TOTAL TELECOMMUNICATION SERVICES		2,281,018
Total Common Stocks
(Cost: $1,104,741,951)		$1,271,586,566

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds —%
Paper —%
Sino-Forest Corp.(b)(d)(f)
08/01/13	5.000%	$1,340,000	$341,700
Total Convertible Bonds
(Cost: $1,340,000)			$341,700

	Shares	Value
Money Market Funds 4.8%
Columbia Short-Term Cash Fund, 0.141%(g)(h)	64,766,390	$64,766,390
Total Money Market Funds
(Cost: $64,766,390)		$64,766,390

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 14.5%
Asset-Backed Commercial Paper 4.0%
Alpine Securitization
01/10/12	0.230%	$4,999,201	$4,999,201
Amsterdam Funding Corp.
01/09/12	0.320%	4,998,445	4,998,445
01/09/12	0.330%	4,998,488	4,998,488
Argento Variable Funding Company LLC
01/13/12	0.310%	9,997,245	9,997,245
Atlantis One
01/05/12	0.300%	4,998,708	4,998,708
Cancara Asset Securitisation LLC
01/23/12	0.320%	4,998,444	4,998,444
Gemini Securitization Corporation (FKA Twin Towers)
01/13/12	0.400%	3,998,667	3,998,667
Grampian Funding LLC
01/18/12	0.310%	1,999,466	1,999,466
Kells Funding, LLC
01/03/12	0.360%	4,998,200	4,998,200
Regency Markets No. 1 LLC
01/18/12	0.250%	1,999,583	1,999,583
Windmill Funding Corp.
01/04/12	0.320%	4,998,444	4,998,444

Total			52,984,891
Certificates of Deposit 5.5%
Bank of Nova Scotia
05/03/12	0.401%	7,000,000	7,000,000
Branch Banking & Trust Corporation
01/09/12	0.350%	10,000,000	10,000,000
Credit Suisse
03/08/12	0.540%	5,000,000	5,000,000
DnB NOR ASA
03/15/12	0.520%	5,000,000	5,000,000
National Bank of Canada
05/08/12	0.425%	5,000,000	5,000,000
Nordea Bank AB
03/13/12	0.520%	8,000,000	8,000,000
Rabobank
01/20/12	0.331%	5,000,000	5,000,000
Standard Chartered Bank PLC
01/03/12	0.460%	10,000,157	10,000,157
Svenska Handelsbanken
02/28/12	0.490%	5,000,000	5,000,000
03/01/12	0.460%	4,000,000	4,000,000
Union Bank of Switzerland
03/02/12	0.530%	5,000,000	5,000,000
03/15/12	0.560%	5,000,000	5,000,000

Total			74,000,157
Commercial Paper 4.0%
Erste Finance (Delaware) LLC
01/23/12	0.600%	$4,996,583	$4,996,583
HSBC Bank PLC
04/13/12	0.481%	5,985,360	5,985,360
Macquarie Bank Ltd.
02/24/12	0.703%	4,982,208	4,982,208
PB Capital Corp.
01/09/12	0.721%	4,996,500	4,996,500
Regency Markets No. 1 LLC
01/18/12	0.250%	9,997,708	9,997,708
Skandinaviska Enskilda Banken AB
01/11/12	0.240%	4,999,133	4,999,133
Suncorp Metway Ltd.
02/02/12	0.500%	4,995,486	4,995,486
02/09/12	0.500%	4,995,556	4,995,556
Westpac Securities NZ Ltd.
03/02/12	0.441%	7,982,205	7,982,205

Total			53,930,739
Other Short-Term Obligations 0.4%
The Goldman Sachs Group, Inc.
02/16/12	0.650%	5,000,000	5,000,000
Repurchase Agreements 0.6%
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $5,000,056(i)
	0.100%	5,000,000	5,000,000
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $3,162,317(i)
	0.080%	3,162,289	3,162,289

Total			8,162,289
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $194,078,076)			$194,078,076
Total Investments
(Cost: $1,364,926,417)			$1,530,772,732
Other Assets & Liabilities, Net			(191,520,400)
Net Assets			$1,339,252,332

The accompanying Notes to Financial Statements are an integral part of this statement.

190	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Davis New York Venture Fund

Notes to Portfolio of Investments

(a)	At December 31, 2011, security was partially or fully on loan.

(b)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $256,391,985 or 19.14% of net assets.

(c)	Non-income producing.

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2011 was $915,456, representing 0.07% of net assets. Information concerning such security holdings at December 31, 2011 was as follows:

Security Description	Acquisition Dates	Cost
Sino-Forest Corp.	12/11/09	$546,994
Sino-Forest Corp.	11/12/08 thru 06/07/11	8,428,988
Sino-Forest Corp.
5.000% 08/01/13	07/17/08	1,340,000

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2011, the value of these securities amounted to $573,756, which represents 0.04% of net assets.

(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $365,405 or 0.03% of net assets.

(g)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(h)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$57,156,554	$292,789,303	$(285,179,467)	$–	$64,766,390	$97,709	$64,766,390

(i)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$3,312,540
Federal National Mortgage Association	45,587
Freddie Mac Gold Pool	1,160,553
Freddie Mac Non Gold Pool	379,220
Ginnie Mae I Pool	201,864
Ginnie Mae II Pool	236
Total Market Value of Collateral Securities	$5,100,000

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$ 974,557
Freddie Mac REMICS	342,749
Government National Mortgage Association	1,908,229
Total Market Value of Collateral Securities	$3,225,535

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	191

Portfolio of Investments (continued)

Variable Portfolio – Davis New York Venture Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

192	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Davis New York Venture Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$88,480,035	$7,844,384	$—	$96,324,419
Consumer Staples	216,188,554	14,813,394	—	231,001,948
Energy	157,528,116	5,625,909	—	163,154,025
Financials	363,878,980	39,246,836	—	403,125,816
Health Care	120,032,356	12,857,353	—	132,889,709
Industrials	41,780,964	27,871,412	—	69,652,376
Information Technology	101,077,372	—	—	101,077,372
Materials	56,249,524	15,256,603	573,756	72,079,883
Telecommunication Services	2,281,018	—	—	2,281,018
Total Equity Securities	1,147,496,919	123,515,891	573,756	1,271,586,566
Bonds
Convertible Bonds	—	341,700	—	341,700
Total Bonds	—	341,700	—	341,700
Other
Money Market Funds	64,766,390	—	—	64,766,390
Investments of Cash Collateral Received for Securities on Loan	—	194,078,076	—	194,078,076
Total Other	64,766,390	194,078,076	—	258,844,466
Total	$1,212,263,309	$317,935,667	$573,756	$1,530,772,732

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain common stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Common Stocks
Balance as of December 31, 2010	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	(18,414,041)
Sales	—
Purchases	211,023
Transfers into Level 3	18,776,774
Transfers out of Level 3	—
Balance as of December 31, 2011	$573,756

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2011 was $(18,414,041).

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	193

Portfolio of Investments (continued)

Variable Portfolio – Davis New York Venture Fund

Fair Value Measurements (continued)

Financial assets were transferred from Level 1 to Level 3 as the market for these assets were deemed not to be active and fair values were consequently obtained using other market inputs rather than quoted prices for identical assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

194	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Variable Portfolio – Goldman Sachs Mid Cap Value Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 95.4%
CONSUMER DISCRETIONARY 12.2%
Auto Components 2.0%
Lear Corp.	308,816	$12,290,877
TRW Automotive Holdings Corp.(a)	145,105	4,730,423

Total		17,021,300
Hotels, Restaurants & Leisure 1.0%
Starwood Hotels & Resorts Worldwide, Inc.	173,866	8,340,352
Household Durables 0.9%
NVR, Inc.(a)	11,038	7,572,068
Internet & Catalog Retail 1.7%
Liberty Interactive Corp., Class A(a)	882,933	14,316,759
Media 2.6%
Liberty Global, Inc., Class A(a)	209,610	8,600,298
Scripps Networks Interactive, Inc., Class A	325,683	13,815,473

Total		22,415,771
Multiline Retail 1.3%
Macy’s, Inc.	363,078	11,683,850
Specialty Retail 1.5%
PetSmart, Inc.	133,055	6,824,391
Ross Stores, Inc.	125,418	5,961,117

Total		12,785,508
Textiles, Apparel & Luxury Goods 1.2%
PVH Corp.	145,638	10,266,023
TOTAL CONSUMER DISCRETIONARY		104,401,631
CONSUMER STAPLES 5.5%
Beverages 0.5%
Coca-Cola Enterprises, Inc.	170,163	4,386,802
Food Products 4.2%
Bunge Ltd.(b)	151,046	8,639,831
Corn Products International, Inc.	73,707	3,876,251
JM Smucker Co. (The)	233,472	18,250,506
Sara Lee Corp.	255,427	4,832,679

Total		35,599,267
Household Products 0.8%
Energizer Holdings, Inc.(a)	88,281	6,840,012
TOTAL CONSUMER STAPLES		46,826,081
ENERGY 5.6%
Energy Equipment & Services 1.2%
Cameron International Corp.(a)	206,231	10,144,503
Oil, Gas & Consumable Fuels 4.4%
Energen Corp.	162,161	8,108,050
EQT Corp.	267,924	14,679,556
Pioneer Natural Resources Co.	139,411	12,474,496
Range Resources Corp.	41,391	2,563,759

Total		37,825,861
TOTAL ENERGY		47,970,364
FINANCIALS 29.3%
Capital Markets 1.6%
Invesco Ltd.(b)	396,088	7,957,408
Lazard Ltd., Class A	141,833	3,703,259
Legg Mason, Inc.	89,012	2,140,738

Total		13,801,405
FINANCIALS (cont.)
Commercial Banks 4.9%
CIT Group, Inc.(a)	210,786	$7,350,108
Comerica, Inc.	230,740	5,953,092
Fifth Third Bancorp	707,047	8,993,638
First Republic Bank(a)	156,142	4,779,506
M&T Bank Corp.	97,208	7,420,859
SunTrust Banks, Inc.	408,877	7,237,123

Total		41,734,326
Consumer Finance 1.4%
SLM Corp.	932,124	12,490,462
Diversified Financial Services 1.2%
NASDAQ OMX Group, Inc. (The)(a)	420,071	10,295,940
Insurance 9.1%
Everest Re Group Ltd.(b)	184,800	15,539,832
Genworth Financial, Inc., Class A(a)	526,635	3,449,459
Hartford Financial Services Group, Inc.	211,922	3,443,733
Lincoln National Corp.	134,576	2,613,466
Marsh & McLennan Companies, Inc.	193,661	6,123,561
PartnerRe Ltd.(b)	118,335	7,598,290
Principal Financial Group, Inc.	595,820	14,657,172
Willis Group Holdings PLC(b)	98,979	3,840,385
WR Berkley Corp.	318,571	10,955,657
XL Group PLC(b)	497,050	9,826,678

Total		78,048,233
Real Estate Investment Trusts (REITs) 11.1%
Alexandria Real Estate Equities, Inc.	115,021	7,932,998
AvalonBay Communities, Inc.	93,254	12,178,972
Camden Property Trust	98,903	6,155,723
Douglas Emmett, Inc.	345,161	6,295,737
Essex Property Trust, Inc.	23,965	3,367,322
Host Hotels & Resorts, Inc.	851,526	12,577,039
Kimco Realty Corp.	500,875	8,134,210
Liberty Property Trust	197,251	6,091,111
MFA Financial, Inc.	992,465	6,669,365
Tanger Factory Outlet Centers	252,668	7,408,226
Taubman Centers, Inc.	119,171	7,400,519
Ventas, Inc.	198,445	10,940,273

Total		95,151,495
TOTAL FINANCIALS		251,521,861
HEALTH CARE 6.0%
Health Care Equipment & Supplies 2.1%
Boston Scientific Corp.(a)	1,994,761	10,652,024
Hologic, Inc.(a)	414,927	7,265,372

Total		17,917,396
Health Care Providers & Services 1.7%
Aetna, Inc.	247,662	10,448,860
Patterson Companies, Inc.	143,301	4,230,245

Total		14,679,105
Life Sciences Tools & Services 1.1%
Life Technologies Corp.(a)	246,209	9,579,992
Pharmaceuticals 1.1%
Warner Chilcott PLC, Class A(a)(b)	617,670	9,345,347
TOTAL HEALTH CARE		51,521,840
INDUSTRIALS 9.5%
Aerospace & Defense 3.0%
BE Aerospace, Inc.(a)	234,359	$9,072,037
Spirit Aerosystems Holdings, Inc., Class A(a)	452,758	9,408,311
Textron, Inc.	377,402	6,978,163

Total		25,458,511
Building Products 0.6%
Masco Corp.	458,889	4,809,157
Commercial Services & Supplies 0.8%
Republic Services, Inc.	237,782	6,550,894
Construction & Engineering 0.2%
Chicago Bridge & Iron Co. NV(b)	54,365	2,054,997
Electrical Equipment 1.4%
Cooper Industries PLC(b)	108,461	5,873,163
Rockwell Automation, Inc.	83,783	6,147,159

Total		12,020,322
Machinery 2.9%
Dover Corp.	59,500	3,453,975
Eaton Corp.	188,773	8,217,289
Gardner Denver, Inc.	26,040	2,006,642
Parker Hannifin Corp.	75,541	5,760,001
Pentair, Inc.	176,749	5,883,974

Total		25,321,881
Road & Rail 0.6%
Kansas City Southern(a)	77,409	5,264,586
TOTAL INDUSTRIALS		81,480,348
INFORMATION TECHNOLOGY 9.1%
Communications Equipment 1.3%
Juniper Networks, Inc.(a)	231,174	4,718,261
Polycom, Inc.(a)	369,176	6,017,569

Total		10,735,830
Computers & Peripherals 0.9%
NetApp, Inc.(a)	214,199	7,768,998
Electronic Equipment, Instruments & Components 1.5%
Amphenol Corp., Class A	286,519	13,005,098
Semiconductors & Semiconductor Equipment 3.2%
Cavium, Inc.(a)	167,089	4,750,340
Maxim Integrated Products, Inc.	293,156	7,633,782
NVIDIA Corp.(a)	507,384	7,032,342
Xilinx, Inc.	262,310	8,409,659

Total		27,826,123
Software 2.2%
Adobe Systems, Inc.(a)	239,607	6,773,690
BMC Software, Inc.(a)	123,741	4,056,230
Electronic Arts, Inc.(a)	183,846	3,787,228
QLIK Technologies, Inc.(a)	162,677	3,936,783

Total		18,553,931
TOTAL INFORMATION TECHNOLOGY		77,889,980

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	195

Portfolio of Investments (continued)

Variable Portfolio – Goldman Sachs Mid Cap Value Fund

Issuer	Shares	Value
Common Stocks (continued)
MATERIALS 3.5%
Chemicals 2.6%
Albemarle Corp.	171,487	$8,833,295
CF Industries Holdings, Inc.	27,709	4,017,251
Chemtura Corp.(a)	474,011	5,375,285
Cytec Industries, Inc.	96,637	4,314,842

Total		22,540,673
Metals & Mining 0.9%
Allegheny Technologies, Inc.	88,064	4,209,459
Reliance Steel & Aluminum Co.	67,390	3,281,219

Total		7,490,678
TOTAL MATERIALS		30,031,351
TELECOMMUNICATION SERVICES 0.7%
Wireless Telecommunication Services 0.7%
Sprint Nextel Corp.(a)	2,631,612	6,157,972
TOTAL TELECOMMUNICATION SERVICES		6,157,972
UTILITIES 14.4%
Electric Utilities 6.7%
Edison International	245,061	10,145,525
Great Plains Energy, Inc.	142,079	3,094,481
Northeast Utilities	217,001	7,827,226
NV Energy, Inc.	599,906	9,808,463
UTILITIES (cont.)
Electric Utilities (cont.)
Pinnacle West Capital Corp.	177,343	$8,544,386
PPL Corp.	599,513	17,637,673

Total		57,057,754
Gas Utilities 0.3%
Questar Corp.	150,186	2,982,694
Independent Power Producers & Energy Traders 0.8%
AES Corp. (The)(a)	363,788	4,307,250
GenOn Energy, Inc.(a)	963,720	2,515,309

Total		6,822,559
Multi-Utilities 6.6%
CMS Energy Corp.	309,862	6,841,753
OGE Energy Corp.	42,115	2,388,342
SCANA Corp.	296,470	13,358,938
Sempra Energy	236,274	12,995,070
Xcel Energy, Inc.	772,505	21,352,038

Total		56,936,141
TOTAL UTILITIES		123,799,148
Total Common Stocks
(Cost: $799,926,180)		$821,600,576
Money Market Funds 4.0%
Columbia Short-Term Cash Fund, 0.141%(c)(d)	34,281,168	$34,281,168
Total Money Market Funds
(Cost: $34,281,168)		$34,281,168
Total Investments
(Cost: $838,597,705)		$855,881,744
Other Assets & Liabilities, Net		1,563,444
Net Assets		$857,445,188

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $74,379,190 or 8.67% of net assets.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(d)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$26,542,170	$253,514,207	$(245,775,209)	$—	$34,281,168	$31,356	$34,281,168

The accompanying Notes to Financial Statements are an integral part of this statement.

196	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Goldman Sachs Mid Cap Value Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	197

Portfolio of Investments (continued)

Variable Portfolio – Goldman Sachs Mid Cap Value Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets(b)	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$104,401,631	$—	$—	$104,401,631
Consumer Staples	46,826,081	—	—	46,826,081
Energy	47,970,364	—	—	47,970,364
Financials	251,521,861	—	—	251,521,861
Health Care	51,521,840	—	—	51,521,840
Industrials	81,480,348	—	—	81,480,348
Information Technology	77,889,980	—	—	77,889,980
Materials	30,031,351	—	—	30,031,351
Telecommunication Services	6,157,972	—	—	6,157,972
Utilities	123,799,148	—	—	123,799,148
Total Equity Securities	821,600,576	—	—	821,600,576
Other
Money Market Funds	34,281,168	—	—	34,281,168
Total Other	34,281,168	—	—	34,281,168
Total	$855,881,744	$—	$—	$855,881,744

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

198	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 91.0%
CONSUMER DISCRETIONARY 14.0%
Auto Components 2.1%
American Axle & Manufacturing Holdings, Inc.(a)	921,200	$9,110,668
Cooper Tire & Rubber Co.(b)	270,700	3,792,507
Dana Holding Corp.(a)(b)	668,058	8,116,905
Gentex Corp.(b)	278,300	8,234,897
Modine Manufacturing Co.(a)(b)	139,160	1,316,454
Motorcar Parts Of America, Inc.(a)(b)	163,095	1,223,212

Total		31,794,643
Distributors —%
VOXX International Corp.(a)(b)	40,000	338,000
Diversified Consumer Services 0.8%
Ascent Capital Group, Inc., Class A(a)(b)	50,820	2,577,590
Mac-Gray Corp.	358,840	4,948,404
Regis Corp.(b)	247,900	4,102,745

Total		11,628,739
Hotels, Restaurants & Leisure 2.1%
Bob Evans Farms, Inc.(b)	328,830	11,028,958
Caribou Coffee Co., Inc.(a)	123,710	1,725,755
Cracker Barrel Old Country Store, Inc.(b)	118,713	5,984,322
Domino’s Pizza, Inc.(a)	45,310	1,538,275
Frisch’s Restaurants, Inc.	43,925	857,416
Jack in the Box, Inc.(a)(b)	84,840	1,773,156
Monarch Casino & Resort, Inc.(a)(b)	173,400	1,766,946
Orient-Express Hotels Ltd.(a)(b)(c)	219,500	1,639,665
Pinnacle Entertainment, Inc.(a)	130,000	1,320,800
Vail Resorts, Inc.(b)	33,840	1,433,462
WMS Industries, Inc.(a)(b)	107,520	2,206,310

Total		31,275,065
Household Durables 0.5%
Ryland Group, Inc. (The) (b)	95,140	1,499,407
Whirlpool Corp.(b)	125,000	5,931,250

Total		7,430,657
Leisure Equipment & Products 0.5%
Brunswick Corp.(b)	378,700	6,839,322
Media 1.2%
Cinemark Holdings, Inc.	82,820	1,531,342
DreamWorks Animation SKG, Inc., Class A(a)(b)	118,450	1,965,678
John Wiley & Sons, Inc., Class A(b)	88,700	3,938,280
Madison Square Garden Co. (The), Class A(a)	310,680	8,897,875
Scholastic Corp.(b)	44,100	1,321,677

Total		17,654,852
Multiline Retail 2.4%
Big Lots, Inc.(a)	332,240	12,545,383
Dillard’s, Inc., Class A(b)	399,400	17,925,072
Fred’s, Inc., Class A(b)	329,130	4,798,715

Total		35,269,170
Specialty Retail 3.9%
Aaron’s, Inc.	175,749	4,688,983
Ascena Retail Group, Inc.(a)(b)	223,399	6,639,418
Cabela’s, Inc.(a)(b)	368,500	9,367,270
CONSUMER DISCRETIONARY (cont.)
Specialty Retail (cont.)
Childrens Place Retail Stores, Inc. (The)(a)(b)	17,820	$946,598
Finish Line, Inc., Class A (The)(b)	274,800	5,299,518
Lumber Liquidators Holdings, Inc.(a)(b)	81,550	1,440,173
Men’s Wearhouse, Inc. (The)	307,150	9,954,732
Office Depot, Inc.(a)(b)	639,870	1,375,721
PEP Boys-Manny Moe & Jack (The)(b)	416,530	4,581,830
Rent-A-Center, Inc.(b)	283,301	10,482,137
Stage Stores, Inc.(b)	256,070	3,556,812

Total		58,333,192
Textiles, Apparel & Luxury Goods 0.5%
Iconix Brand Group, Inc.(a)(b)	71,390	1,162,943
Jones Group, Inc. (The)(b)	293,300	3,094,315
Quiksilver, Inc.(a)(b)	384,820	1,389,200
True Religion Apparel, Inc.(a)(b)	42,300	1,462,734

Total		7,109,192
TOTAL CONSUMER DISCRETIONARY		207,672,832
CONSUMER STAPLES 2.6%
Beverages 0.2%
Cott Corp.(a)(c)	276,620	1,731,641
Heckmann Corp.(a)	275,580	1,832,607

Total		3,564,248
Food & Staples Retailing 1.4%
Casey’s General Stores, Inc.	72,400	3,729,324
Ruddick Corp.(b)	304,863	12,999,358
Village Super Market, Inc., Class A(b)	142,330	4,049,289

Total		20,777,971
Food Products 0.8%
Chiquita Brands International, Inc.(a)(b)	186,880	1,558,579
Fresh Del Monte Produce, Inc.(b)(c)	67,900	1,698,179
Harbinger Group, Inc.(a)(b)	352,800	1,414,728
Industrias Bachoco SAB de CV, ADR (c)	139,038	2,651,455
J&J Snack Foods Corp.(b)	77,303	4,118,704
Seneca Foods Corp., Class A(a)(b)	33,480	864,453

Total		12,306,098
Personal Products 0.1%
Elizabeth Arden, Inc.(a)(b)	32,420	1,200,837
Tobacco 0.1%
Alliance One International, Inc.(a)(b)	445,635	1,212,127

TOTAL CONSUMER STAPLES		39,061,281
ENERGY 4.7%
Energy Equipment & Services 1.6%
Bristow Group, Inc.(b)	126,880	6,012,843
Helix Energy Solutions Group, Inc.(a)(b)	96,800	1,529,440
Key Energy Services, Inc.(a)	78,340	1,211,920
Parker Drilling Co.(a)(b)	682,652	4,894,615
Pioneer Drilling Co.(a)(b)	144,560	1,399,341
Tetra Technologies, Inc.(a)	333,130	3,111,434
Tidewater, Inc.	116,700	5,753,310

Total		23,912,903
Oil, Gas & Consumable Fuels 3.1%
ATP Oil & Gas Corp.(a)(b)	221,100	1,627,296
Berry Petroleum Co., Class A(b)	135,610	5,698,332

Issuer	Shares	Value
Common Stocks (continued)
ENERGY (cont.)
Oil, Gas & Consumable Fuels (cont.)
BPZ Resources, Inc.(a)(b)	472,830	$1,342,837
Cloud Peak Energy, Inc.(a)	299,710	5,790,397
Comstock Resources, Inc.(a)(b)	94,570	1,446,921
Endeavour International Corp.(a)(b)	139,640	1,213,472
Energy Partners Ltd.(a)(b)	199,500	2,912,700
Evolution Petroleum Corp.(a)(b)	501,943	4,040,641
EXCO Resources, Inc.	451,200	4,715,040
Harvest Natural Resources, Inc.(a)(b)	197,740	1,459,321
Miller Energy Resources Inc(a)(b)	519,760	1,450,130
Overseas Shipholding Group, Inc.(b)	298,635	3,264,081
Rex Energy Corp.(a)(b)	87,150	1,286,334
Swift Energy Co.(a)	56,720	1,685,719
Teekay Tankers Ltd., Class A(b)(c)	225,600	794,112
Tesoro Corp.(a)(b)	282,000	6,587,520
USEC, Inc.(a)(b)	228,400	260,376

Total		45,575,229
TOTAL ENERGY		69,488,132
FINANCIALS 21.9%
Capital Markets 1.2%
Capital Southwest Corp.(b)	23,170	1,889,514
Federated Investors, Inc., Class B(b)	281,700	4,267,755
Janus Capital Group, Inc.(b)	831,800	5,248,658
Medallion Financial Corp.(b)	139,798	1,590,901
Oppenheimer Holdings, Inc., Class A(b)	100,752	1,622,107
SWS Group, Inc.	307,320	2,111,289
Walter Investment Management	64,240	1,317,562

Total		18,047,786
Commercial Banks 6.2%
BancorpSouth, Inc.	128,720	1,418,494
Bank of the Ozarks, Inc.(b)	124,100	3,677,083
Banner Corp.(b)	133,642	2,291,960
BBCN Bancorp, Inc.(a)(b)	493,850	4,666,883
Community Bank System, Inc.(b)	218,380	6,070,964
CVB Financial Corp.	212,580	2,132,177
First Busey Corp.(b)	284,710	1,423,550
First Citizens BancShares Inc., Class A	24,495	4,286,380
First Financial Bancorp(b)	87,760	1,460,326
First Midwest Bancorp, Inc.	171,410	1,736,383
FirstMerit Corp.	114,290	1,729,208
FNB Corp.(b)	75,270	851,304
Fulton Financial Corp.	578,000	5,670,180
Glacier Bancorp, Inc.(b)	133,490	1,605,885
Hancock Holding Co.	58,730	1,877,598
Iberiabank Corp.(b)	33,520	1,652,536
National Penn Bancshares, Inc.	154,290	1,302,208
NBT Bancorp, Inc.(b)	75,900	1,679,667
PrivateBancorp, Inc.(b)	181,670	1,994,737
Prosperity Bancshares, Inc.(b)	301,610	12,169,963
Susquehanna Bancshares, Inc.	251,420	2,106,900
SVB Financial Group(a)	30,900	1,473,621
Synovus Financial Corp.(b)	4,345,600	6,127,296
Tompkins Financial Corp.	38,240	1,472,622
Trustmark Corp.(b)	242,590	5,892,511
United Bankshares, Inc.(b)	54,900	1,552,023
Webster Financial Corp.	52,400	1,068,436

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	199

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS (cont.)
Commercial Banks (cont.)
Westamerica Bancorporation(b)	132,000	$5,794,800
Wintrust Financial Corp.(b)	215,090	6,033,275

Total		91,218,970
Consumer Finance 0.6%
Cash America International, Inc.(b)	68,226	3,181,378
First Cash Financial Services, Inc.(a)	35,320	1,239,379
Green Dot Corp., Class A(a)(b)	40,250	1,256,605
Nelnet, Inc., Class A	69,980	1,712,411
World Acceptance Corp.(a)	24,310	1,786,785

Total		9,176,558
Diversified Financial Services 0.1%
Portfolio Recovery Associates, Inc.(a)(b)	23,430	1,581,994
Insurance 7.8%
Alterra Capital Holdings Ltd.(b)(c)	517,078	12,218,553
American Equity Investment Life Holding Co.	617,940	6,426,576
American National Insurance Co.	68,826	5,026,363
Endurance Specialty Holdings Ltd.(c)	191,700	7,332,525
First American Financial Corp.	107,210	1,358,351
Flagstone Reinsurance Holdings SA(b)(c)	658,786	5,461,336
Hilltop Holdings, Inc.(a)(b)	177,830	1,502,664
Horace Mann Educators Corp.	262,292	3,596,023
Infinity Property & Casualty Corp.	32,910	1,867,313
Kemper Corp.	101,500	2,964,815
Montpelier Re Holdings Ltd.(b)(c)	814,840	14,463,410
Navigators Group, Inc. (The)(a)(b)	49,086	2,340,420
Platinum Underwriters Holdings Ltd.(b)(c)	535,309	18,259,390
ProAssurance Corp.(b)	75,200	6,002,464
Protective Life Corp.	301,700	6,806,352
RLI Corp.(b)	17,010	1,239,349
Selective Insurance Group, Inc.(b)	98,600	1,748,178
StanCorp Financial Group, Inc.(b)	81,800	3,006,150
Tower Group, Inc.(b)	134,490	2,712,663
White Mountains Insurance Group Ltd.(c)	23,882	10,829,532

Total		115,162,427
Real Estate Investment Trusts (REITs) 3.6%
American Assets Trust, Inc.	82,180	1,685,512
American Campus Communities, Inc.(b)	93,100	3,906,476
Brandywine Realty Trust(b)	420,120	3,991,140
CBL & Associates Properties, Inc.(b)	98,070	1,539,699
Colonial Properties Trust(b)	75,630	1,577,642
CubeSmart	165,790	1,764,006
DCT Industrial Trust, Inc.(b)	320,600	1,641,472
DiamondRock Hospitality Co.(b)	164,700	1,587,708
DuPont Fabros Technology, Inc.	73,120	1,770,966
EastGroup Properties, Inc.	31,840	1,384,403
Equity Lifestyle Properties, Inc.(b)	67,700	4,514,913
First Potomac Realty Trust(b)	219,700	2,867,085
Government Properties Income Trust(b)	151,700	3,420,835
Gyrodyne Co. of America, Inc.(a)(b)	7,555	767,815
Highwoods Properties, Inc.(b)	56,870	1,687,333
LaSalle Hotel Properties	71,210	1,723,994
LTC Properties, Inc.(b)	132,500	4,088,950
Medical Properties Trust, Inc.(b)	174,410	1,721,427
MFA Financial, Inc.	224,000	1,505,280
Omega Healthcare Investors, Inc.(b)	77,680	1,503,108
Post Properties, Inc.(b)	37,370	1,633,816
RAIT Financial Trust	289,710	1,376,122
FINANCIALS (cont.)
Real Estate Investment Trusts (REITs) (cont.)
Resource Capital Corp.(b)	262,840	$1,474,532
Sovran Self Storage, Inc.	31,570	1,347,092
Starwood Property Trust, Inc.	86,480	1,600,745
Two Harbors Investment Corp.	188,110	1,738,136

Total		53,820,207
Real Estate Management & Development 1.7%
Altisource Portfolio Solutions SA(a)(c)	36,690	1,841,104
FirstService Corp.(a)(c)	33,460	886,355
MI Developments, Inc.(b)(c)	710,800	22,731,384

Total		25,458,843
Thrifts & Mortgage Finance 0.7%
Astoria Financial Corp.(b)	329,900	2,800,851
Dime Community Bancshares, Inc.(b)	223,990	2,822,274
MGIC Investment Corp.(a)(b)	190,900	712,057
Northwest Bancshares, Inc.(b)	133,540	1,661,237
Provident Financial Services, Inc.(b)	118,030	1,580,422

Total		9,576,841
TOTAL FINANCIALS		324,043,626
HEALTH CARE 5.2%
Health Care Equipment & Supplies 2.3%
Arthrocare Corp.(a)	44,860	1,421,165
Hill-Rom Holdings, Inc.	52,910	1,782,538
ICU Medical, Inc.(a)(b)	155,260	6,986,700
Meridian Bioscience, Inc.(b)	274,680	5,174,971
STERIS Corp.(b)	324,770	9,684,641
Thoratec Corp.(a)	48,180	1,616,921
West Pharmaceutical Services, Inc.(b)	172,000	6,527,400
Wright Medical Group, Inc.(a)(b)	87,450	1,442,925

Total		34,637,261
Health Care Providers & Services 2.3%
Assisted Living Concepts, Inc., Class A(b)	50,940	758,497
Brookdale Senior Living, Inc.(a)	93,280	1,622,139
Chemed Corp.(b)	60,480	3,097,181
Ensign Group, Inc. (The)(b)	122,270	2,995,615
Hanger Orthopedic Group, Inc.(a)	24,900	465,381
Healthsouth Corp.(a)(b)	511,200	9,032,904
IPC The Hospitalist Co., Inc.(a)(b)	40,750	1,863,090
MedQuist Holdings, Inc.(a)(b)	155,650	1,497,353
National Healthcare Corp.(b)	21,260	890,794
Owens & Minor, Inc.(b)	253,960	7,057,549
PSS World Medical, Inc.(a)(b)	59,570	1,440,998
Sunrise Senior Living, Inc.(a)(b)	254,740	1,650,715
Tenet Healthcare Corp.(a)	366,380	1,879,529

Total		34,251,745
Health Care Technology 0.1%
HealthStream, Inc.(a)(b)	41,490	765,491
Pharmaceuticals 0.5%
Medicis Pharmaceutical Corp., Class A(b)	202,130	6,720,822

TOTAL HEALTH CARE		76,375,319
INDUSTRIALS 17.9%
Aerospace & Defense 1.4%
Aerovironment, Inc.(a)	52,740	1,659,728
Alliant Techsystems, Inc.	64,200	3,669,672
Ceradyne, Inc.(a)	54,460	1,458,439
Cubic Corp.	84,050	3,663,740
INDUSTRIALS (cont.)
Aerospace & Defense (cont.)
Curtiss-Wright Corp.	142,310	$5,027,812
Moog, Inc., Class A(a)(b)	39,640	1,741,385
Teledyne Technologies, Inc.(a)	29,360	1,610,396
Triumph Group, Inc.(b)	27,160	1,587,502

Total		20,418,674
Air Freight & Logistics 0.6%
Forward Air Corp.(b)	301,600	9,666,280
Airlines 1.7%
Air France-KLM, ADR(a)(b)(c)	147,650	762,612
Allegiant Travel Co.(a)(b)	48,800	2,602,992
Hawaiian Holdings, Inc.(a)(b)	316,170	1,833,786
JetBlue Airways Corp.(a)(b)	3,054,732	15,884,606
Southwest Airlines Co.(b)	463,299	3,965,840

Total		25,049,836
Building Products 1.9%
AO Smith Corp.	136,620	5,481,194
Gibraltar Industries, Inc.(a)(b)	438,063	6,115,360
Quanex Building Products Corp.(b)	117,150	1,759,593
Simpson Manufacturing Co., Inc.(b)	278,100	9,360,846
Trex Co., Inc.(a)(b)	228,400	5,232,644

Total		27,949,637
Commercial Services & Supplies 4.4%
ABM Industries, Inc.(b)	220,850	4,553,927
Brink’s Co. (The)	576,957	15,508,604
Ennis, Inc.	126,300	1,683,579
G&K Services, Inc., Class A(b)	138,870	4,042,506
Geo Group, Inc. (The)(a)(b)	473,840	7,936,820
Herman Miller, Inc.(b)	340,700	6,285,915
McGrath Rentcorp	59,555	1,726,499
Mine Safety Appliances Co.	48,630	1,610,626
Mobile Mini, Inc.(a)(b)	463,100	8,081,095
Standard Parking Corp.(a)(b)	193,960	3,466,065
Tetra Tech, Inc.(a)(b)	78,940	1,704,315
Unifirst Corp.(b)	116,606	6,616,224
United Stationers, Inc.(b)	54,390	1,770,938

Total		64,987,113
Construction & Engineering 1.1%
Aegion Corp.(a)(b)	538,810	8,265,346
Comfort Systems U.S.A., Inc.(b)	472,018	5,060,033
Dycom Industries, Inc.(a)	94,200	1,970,664
MasTec, Inc.(a)(b)	67,790	1,177,512

Total		16,473,555
Electrical Equipment 1.4%
Belden, Inc.	114,200	3,800,576
Brady Corp., Class A	54,490	1,720,249
EnerSys(a)	55,020	1,428,869
Franklin Electric Co., Inc.(b)	111,744	4,867,569
Powell Industries, Inc.(a)(b)	40,170	1,256,518
Regal-Beloit Corp.(b)	138,100	7,038,957

Total		20,112,738
Industrial Conglomerates 0.1%
Standex International Corp.(b)	38,320	1,309,394
Machinery 2.2%
Actuant Corp., Class A(b)	77,560	1,759,836
Astec Industries, Inc.(a)(b)	45,740	1,473,285
Barnes Group, Inc.(b)	81,420	1,963,036
Greenbrier Companies, Inc.(a)	82,380	2,000,186
Kaydon Corp.(b)	41,680	1,271,240

The accompanying Notes to Financial Statements are an integral part of this statement.

200	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Partners Small Cap Value Fund

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Machinery (cont.)
Oshkosh Corp.(a)	473,400	$10,121,292
Tecumseh Products Co., Class B(a)	29,977	133,398
Terex Corp.(a)(b)	580,400	7,841,204
Toro Co. (The)	76,440	4,636,851
Watts Water Technologies, Inc., Class A(b)	46,850	1,602,739

Total		32,803,067
Professional Services 1.2%
Advisory Board Co. (The)(a)(b)	20,200	1,499,042
Dolan Co. (The)(a)(b)	256,330	2,183,932
FTI Consulting, Inc.(a)(b)	28,440	1,206,425
Insperity, Inc.(b)	119,160	3,020,706
Korn/Ferry International(a)	610,510	10,415,300

Total		18,325,405
Trading Companies & Distributors 1.9%
Aircastle Ltd.(b)(c)	203,550	2,589,156
GATX Corp.(b)	124,610	5,440,473
RSC Holdings, Inc.(a)	950,000	17,575,000
TAL International Group, Inc.(b)	47,650	1,371,843
United Rentals, Inc.(a)(b)	54,340	1,605,747

Total		28,582,219
TOTAL INDUSTRIALS		265,677,918
INFORMATION TECHNOLOGY 14.4%
Communications Equipment 1.2%
Finisar Corp.(a)(b)	92,440	1,547,908
Harmonic, Inc.(a)(b)	352,840	1,778,313
Ituran Location and Control Ltd.(c)	102,614	1,402,733
Loral Space & Communications, Inc.(a)	25,870	1,678,446
Plantronics, Inc.(b)	299,100	10,659,924

Total		17,067,324
Computers & Peripherals 0.1%
Quantum Corp.(a)	496,380	1,191,312
Electronic Equipment, Instruments & Components 6.9%
Aeroflex Holding Corp.(a)(b)	66,740	683,418
Brightpoint, Inc.(a)(b)	138,890	1,494,456
Celestica, Inc.(a)(c)	1,548,404	11,349,801
Cognex Corp.(b)	243,500	8,714,865
CTS Corp.(b)	270,700	2,490,440
Daktronics, Inc.(b)	124,370	1,190,221
Electro Rent Corp.(b)	200,830	3,444,234
FARO Technologies, Inc.(a)(b)	123,800	5,694,800
Ingram Micro, Inc., Class A(a)	849,359	15,449,840
Insight Enterprises, Inc.(a)(b)	84,230	1,287,877
Littelfuse, Inc.(b)	148,000	6,361,040
Mercury Computer Systems, Inc.(a)(b)	299,300	3,977,697
Park Electrochemical Corp.(b)	373,642	9,572,708
Plexus Corp.(a)	318,500	8,720,530
Rofin-Sinar Technologies, Inc.(a)	69,670	1,591,960
Sanmina-SCI Corp.(a)(b)	854,583	7,956,168
Scansource, Inc.(a)(b)	50,710	1,825,560
SYNNEX Corp.(a)(b)	54,750	1,667,685
Vishay Intertechnology, Inc.(a)(b)	897,200	8,065,828

Total		101,539,128
INFORMATION TECHNOLOGY (cont.)
Internet Software & Services 0.3%
comScore, Inc.(a)(b)	80,570	$1,708,084
j2 Global, Inc.(b)	42,790	1,204,111
OpenTable, Inc.(a)(b)	47,130	1,844,197

Total		4,756,392
IT Services 2.5%
CACI International, Inc., Class A(a)(b)	33,590	1,878,353
Cardtronics, Inc.(a)	9,780	264,647
Computer Services, Inc.	38,110	1,083,277
Convergys Corp.(a)(b)	192,670	2,460,396
CSG Systems International, Inc.(a)	144,350	2,123,388
DST Systems, Inc.	151,980	6,918,130
Global Cash Access Holdings, Inc.(a)	128,300	570,935
Heartland Payment Systems, Inc.(b)	53,930	1,313,735
Mantech International Corp., Class A(b)	103,980	3,248,335
MAXIMUS, Inc.	135,300	5,594,655
NeuStar, Inc., Class A(a)	280,280	9,577,167
Unisys Corp.(a)	66,390	1,308,547
Wright Express Corp.(a)(b)	20,900	1,134,452

Total		37,476,017
Semiconductors & Semiconductor Equipment 1.9%
Axcelis Technologies, Inc.(a)(b)	625,000	831,250
Brooks Automation, Inc.(b)	902,300	9,266,621
Ceva, Inc.(a)(b)	50,150	1,517,539
Cymer, Inc.(a)	30,750	1,530,120
Micron Technology, Inc.(a)	1,000,000	6,290,000
Photronics, Inc.(a)(b)	410,399	2,495,226
RF Micro Devices, Inc.(a)(b)	79,870	431,298
Semiconductor Manufacturing International Corp., ADR(a)(c)	1,411,570	3,317,190
Silicon Laboratories, Inc.(a)(b)	37,120	1,611,750
Volterra Semiconductor Corp.(a)(b)	33,680	862,545

Total		28,153,539
Software 1.5%
Blackbaud, Inc.	165,850	4,594,045
Ebix, Inc.(b)	113,565	2,509,786
JDA Software Group, Inc.(a)	4,410	142,840
Mentor Graphics Corp.(a)(b)	882,000	11,959,920
Quest Software, Inc.(a)	107,750	2,004,150
S1 Corp.(a)	144,119	1,379,219

Total		22,589,960
TOTAL INFORMATION TECHNOLOGY		212,773,672
MATERIALS 5.5%
Chemicals 2.1%
Cabot Corp.	132,490	4,258,229
Calgon Carbon Corp.(a)(b)	101,020	1,587,024
H.B. Fuller Co.	83,730	1,935,000
Innophos Holdings, Inc.(b)	67,700	3,287,512
Kraton Performance Polymers, Inc.(a)(b)	72,380	1,469,314
Minerals Technologies, Inc.	32,140	1,816,874
PolyOne Corp.(b)	695,600	8,034,180
Sensient Technologies Corp.	124,100	4,703,390
Stepan Co.(b)	58,190	4,664,511

Total		31,756,034
MATERIALS (cont.)
Construction Materials 0.1%
Texas Industries, Inc.(b)	57,120	$1,758,154
Containers & Packaging 0.3%
AptarGroup, Inc.	82,025	4,279,244
Metals & Mining 0.4%
Century Aluminum Co.(a)(b)	167,140	1,422,361
RTI International Metals, Inc.(a)(b)	52,010	1,207,152
Schnitzer Steel Industries, Inc., Class A(b)	71,500	3,023,020

Total		5,652,533
Paper & Forest Products 2.6%
AbitibiBowater, Inc.(a)(b)	664,371	9,666,598
Buckeye Technologies, Inc.	249,520	8,343,949
Clearwater Paper Corp.(a)(b)	36,750	1,308,668
Louisiana-Pacific Corp.(a)(b)	1,497,220	12,082,565
Schweitzer-Mauduit International, Inc.	107,200	7,124,512

Total		38,526,292
TOTAL MATERIALS		81,972,257
TELECOMMUNICATION SERVICES 0.3%
Diversified Telecommunication Services 0.3%
Atlantic Tele-Network, Inc.(b)	68,680	2,681,954
Cogent Communications Group, Inc.(a)	108,090	1,825,640

Total		4,507,594
TOTAL TELECOMMUNICATION SERVICES		4,507,594
UTILITIES 4.5%
Electric Utilities 2.4%
Cleco Corp.(b)	39,490	1,504,569
IDACORP, Inc.	245,470	10,410,383
PNM Resources, Inc.	403,163	7,349,661
Portland General Electric Co.	327,080	8,271,853
UIL Holdings Corp.(b)	140,750	4,978,328
Unisource Energy Corp.(b)	79,260	2,926,279

Total		35,441,073
Gas Utilities 0.5%
South Jersey Industries, Inc.(b)	86,000	4,885,660
Southwest Gas Corp.	39,400	1,674,106
WGL Holdings, Inc.(b)	32,670	1,444,667

Total		8,004,433
Independent Power Producers & Energy Traders 0.4%
GenOn Energy, Inc.(a)	2,415,900	6,305,499
Multi-Utilities 1.2%
Avista Corp.	588,760	15,160,570
NorthWestern Corp.	59,050	2,113,400

Total		17,273,970
TOTAL UTILITIES		67,024,975
Total Common Stocks
(Cost: $1,228,552,446)		$1,348,597,606

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	201

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

	Shares	Value
Money Market Funds 9.5%
Columbia Short-Term Cash Fund, 0.141%(d)(e)	140,875,171	$140,875,171
Total Money Market Funds
(Cost: $140,875,171)		$140,875,171

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 25.5%
Asset-Backed Commercial Paper 5.8%
Amsterdam Funding Corp.
01/09/12	0.320%	$4,998,445	$4,998,445
01/09/12	0.330%	4,998,488	4,998,488
Atlantis One
01/05/12	0.300%	4,998,708	4,998,708
01/11/12	0.310%	4,998,444	4,998,444
02/01/12	0.370%	6,497,194	6,497,194
Cancara Asset Securitisation LLC
01/03/12	0.320%	9,996,889	9,996,889
01/23/12	0.320%	1,999,378	1,999,378
Gemini Securitization Corporation (FKA Twin Towers)
01/13/12	0.400%	7,997,333	7,997,333
Grampian Funding LLC
01/03/12	0.320%	4,998,444	4,998,444
01/18/12	0.310%	9,997,331	9,997,331
Regency Markets No. 1 LLC
01/18/12	0.250%	4,998,958	4,998,958
Rhein-Main Securitisation Ltd.
01/23/12	0.720%	4,997,500	4,997,500
Rheingold Securitization
01/10/12	0.730%	4,997,060	4,997,060
Royal Park Investments Funding Corp.
01/05/12	1.000%	4,999,028	4,999,028
Thames Asset Global Securities
01/18/12	0.320%	3,998,933	3,998,933

Total			85,472,133
Certificates of Deposit 11.0%
Bank of Nova Scotia
05/03/12	0.401%	7,000,000	7,000,000
Banque et Caisse d’Epargne de l’Etat
01/17/12	0.900%	1,998,401	1,998,401
Canadian Imperial Bank
03/21/12	0.333%	6,001,882	6,001,882

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (cont.)
Credit Suisse
02/24/12	0.500%	$10,000,000	$10,000,000
03/08/12	0.540%	5,000,000	5,000,000
Development Bank of Singapore Ltd.
01/03/12	0.295%	15,000,000	15,000,000
DnB NOR ASA
03/01/12	0.450%	3,000,000	3,000,000
03/15/12	0.520%	5,000,000	5,000,000
National Australia Bank
04/30/12	0.446%	7,000,000	7,000,000
National Bank of Canada
05/08/12	0.425%	7,000,000	7,000,000
Natixis
01/04/12	1.000%	15,000,000	15,000,000
Nordea Bank AB
03/13/12	0.520%	10,000,000	10,000,000
Rabobank
01/20/12	0.331%	9,000,000	9,000,000
03/16/12	0.530%	2,995,986	2,995,986
Skandinaviska Enskilda Banken AB
01/03/12	0.020%	5,000,000	5,000,000
Standard Chartered Bank PLC
01/03/12	0.460%	5,000,078	5,000,078
03/30/12	0.625%	7,987,381	7,987,381
State Development Bank of NorthRhine-Westphalia
01/09/12	0.280%	10,000,000	10,000,000
Svenska Handelsbanken
02/28/12	0.490%	10,000,000	10,000,000
03/01/12	0.460%	6,000,000	6,000,000
Union Bank of Switzerland
01/13/12	0.440%	5,000,000	5,000,000
02/21/12	0.510%	5,000,000	5,000,000
03/02/12	0.530%	5,000,000	5,000,000

Total			162,983,728
Commercial Paper 3.6%
Australia and New Zealand Bank Group, Ltd.
04/25/12	0.461%	3,990,647	3,990,647
Erste Finance (Delaware) LLC
01/23/12	0.600%	4,996,583	4,996,583
HSBC Bank PLC
04/13/12	0.481%	5,985,360	5,985,360
Commercial Paper (cont.)
Regency Markets No. 1 LLC
01/18/12	0.250%	$9,997,708	$9,997,708
Skandinaviska Enskilda Banken AB
01/11/12	0.240%	4,999,133	4,999,133
Suncorp Metway Ltd.
02/02/12	0.500%	4,995,486	4,995,486
02/09/12	0.500%	4,995,556	4,995,556
Toyota Motor Credit Corp.
04/26/12	0.562%	3,988,551	3,988,551
Westpac Securities NZ Ltd.
03/02/12	0.441%	9,977,756	9,977,756

Total			53,926,780
Other Short-Term Obligations 0.5%
The Goldman Sachs Group, Inc.
02/16/12	0.650%	8,000,000	8,000,000
Repurchase Agreements 4.6%
Goldman Sachs & Co. dated 12/07/11, matures 01/06/12, repurchase price $10,000,318(f)
01/06/12	0.160%	10,000,000	10,000,000
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $8,000,048(f)
	0.050%	8,000,000	8,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $25,000,388(f)
	0.140%	25,000,000	25,000,000
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $24,636,438(f)
	0.080%	24,636,211	24,636,211

Total			67,636,211
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $378,018,852)			$378,018,852
Total Investments
(Cost: $1,747,446,469)			$1,867,491,629
Other Assets & Liabilities, Net			(385,584,636)
Net Assets			$1,481,906,993

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At December 31, 2011, security was partially or fully on loan.

(c)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $121,960,133 or 8.23% of net assets.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$127,055,056	$355,692,796	$(341,872,681)	$—	$140,875,171	$222,453	$140,875,171

The accompanying Notes to Financial Statements are an integral part of this statement.

202	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Partners Small Cap Value Fund

Notes to Portfolio of Investments (continued)

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Goldman Sachs & Co. (0.160%)

Security Description	Value
Ginnie Mae I Pool	$10,200,000
Total Market Value of Collateral Securities	$10,200,000

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Fannie Mae Interest Strip	$1,553,212
Fannie Mae REMICS	3,517,478
Federal Home Loan Mortgage Corp	2,586,883
Federal National Mortgage Association	502,476
Total Market Value of Collateral Securities	$8,160,049

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$6,483,533
Fannie Mae REMICS	2,364,002
Fannie Mae Whole Loan	7,813
Fannie Mae-Aces	28,689
Federal Farm Credit Bank	220,187
Federal Home Loan Banks	248,337
Federal Home Loan Mortgage Corp	197,730
Federal National Mortgage Association	410,235
Freddie Mac Gold Pool	2,785,412
Freddie Mac Non Gold Pool	835,403
Freddie Mac Reference REMIC	67
Freddie Mac REMICS	1,885,743
Ginnie Mae I Pool	3,244,006
Ginnie Mae II Pool	4,346,016
Government National Mortgage Association	1,066,579
United States Treasury Bill	40,153
United States Treasury Note/Bond	1,303,507
United States Treasury Strip Coupon	32,589
Total Market Value of Collateral Securities	$25,500,001

Societe Generale (0.080%)

Security Description	Value
Fannie Mae REMICS	$7,592,417
Freddie Mac REMICS	2,670,225
Government National Mortgage Association	14,866,294
Total Market Value of Collateral Securities	$25,128,936

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	203

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

204	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Partners Small Cap Value Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$207,672,832	$—	$—	$207,672,832
Consumer Staples	39,061,281	—	—	39,061,281
Energy	69,488,132	—	—	69,488,132
Financials	324,043,626	—	—	324,043,626
Health Care	76,375,319	—	—	76,375,319
Industrials	265,677,918	—	—	265,677,918
Information Technology	212,773,672	—	—	212,773,672
Materials	81,972,257	—	—	81,972,257
Telecommunication Services	4,507,594	—	—	4,507,594
Utilities	67,024,975	—	—	67,024,975
Total Equity Securities	1,348,597,606	—	—	1,348,597,606
Other
Money Market Funds	140,875,171	—	—	140,875,171
Investments of Cash Collateral Received for Securities on Loan	—	378,018,852	—	378,018,852
Total Other	140,875,171	378,018,852	—	518,894,023
Total	$1,489,472,777	$378,018,852	$—	$1,867,491,629

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	205

Statement of Assets and Liabilities

December 31, 2011	Columbia Variable Portfolio – Balanced Fund	Columbia Variable Portfolio – Cash Management Fund	Columbia Variable Portfolio – Diversified Bond Fund
Assets
Investments, at value*
Unaffiliated issuers (identified cost $801,872,728, $873,878,835 and $3,921,459,868)	$839,834,007	$873,878,835	$4,053,753,055
Affiliated issuers (identified cost $44,050,011, $— and $37,895,335)	44,050,011	—	37,895,335
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $10,992,870, $— and $458,794,001)	10,992,870	—	458,794,001
Repurchase agreements (identified cost $78,566,051, $— and $5,652,808)	78,566,051	—	5,652,808
Total investments (identified cost $935,481,660, $873,878,835 and $4,423,802,012)	973,442,939	873,878,835	4,556,095,199
Cash	9,797	304,437	72,476
Foreign currency (identified cost $172,098, $— and $55,029)	145,332	—	54,722
Unrealized appreciation on swap contracts	—	—	2,342,292
Premiums paid on outstanding credit default swap contracts	—	—	14,474,847
Receivable for:
Investments sold	5,884,557	—	2,961,961
Dividends	929,433	—	6,701
Interest	2,431,730	28,692	32,455,388
Reclaims	6,653	—	11,992
Expense reimbursement due from Investment Manager	63,920	281,232	—
Prepaid expense	13,499	9,562	46,316
Total assets	982,927,860	874,502,758	4,608,521,894
Liabilities
Due upon return of securities on loan	89,558,921	—	464,446,809
Unrealized depreciation on swap contracts	—	—	4,020,465
Premiums received on outstanding swap contracts	—	—	449,814
Payable for:
Investments purchased	7,181,394	—	4,161,128
Investments purchased on a delayed delivery basis	37,562,984	—	39,949,358
Capital shares purchased	972,761	1,156,455	3,189,996
Dividend distributions to shareholders	—	479	—
Variation margin on futures contracts	21,656	—	1,708,400
Investment management fees	445,577	239,125	1,375,298
Distribution fees	86,807	62,617	157,194
Transfer agent fees	41,666	43,476	200,126
Administration fees	40,248	41,908	197,596
Other expenses	135,393	103,471	449,864
Total liabilities	136,047,407	1,647,531	520,306,048
Net assets applicable to outstanding capital stock	$846,880,453	$872,855,227	$4,088,215,846

The accompanying Notes to Financial Statements are an integral part of this statement.

206	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

December 31, 2011	Columbia Variable Portfolio – Balanced Fund	Columbia Variable Portfolio – Cash Management Fund	Columbia Variable Portfolio – Diversified Bond Fund
Represented by
Paid-in capital	$—	$875,487,129	$3,737,389,070
Undistributed (excess of distributions over) net investment income	—	(26,841)	153,835,108
Accumulated net realized gain (loss)	—	(2,605,061)	72,737,888
Unrealized appreciation (depreciation) on:
Investments	—	—	132,293,187
Foreign currency translations	—	—	(394)
Futures contracts	—	—	(6,360,840)
Swap contracts	—	—	(1,678,173)
Partners’ capital	846,880,453	—	—
Total — representing net assets applicable to outstanding capital stock	$846,880,453	$872,855,227	$4,088,215,846
*Value of securities on loan	$87,248,946	$—	$498,132,664
Net assets applicable to outstanding shares
Class 1	$—	$283,185,289	$2,563,889,041
Class 2	$—	$9,774,110	$13,589,715
Class 3	$846,880,453	$579,895,828	$1,510,737,090
Shares outstanding
Class 1	—	283,176,728	229,099,325
Class 2	—	9,774,539	1,217,321
Class 3	59,816,537	579,908,113	134,942,123
Net asset value per share
Class 1	$—	$1.00	$11.19
Class 2	$—	$1.00	$11.16
Class 3	$14.16	$1.00	$11.20

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	207

Statement of Assets and Liabilities (continued)

December 31, 2011	Columbia Variable Portfolio – Dynamic Equity Fund	Columbia Variable Portfolio – Emerging Markets Opportunity Fund	Columbia Variable Portfolio – Global Bond Fund
Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,085,451,680, $881,698,857 and $1,406,535,240)	$1,218,250,525	$849,576,094	$1,515,045,987
Affiliated issuers (identified cost $12,589,870, $25,113,824 and $69,637,571)	12,589,870	25,113,824	69,637,571
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $216,905,874, $1,000,000 and $6,997,999)	216,905,874	1,000,000	6,997,999
Repurchase agreements (identified cost $44,847,932, $23,207,127 and $47,902,765)	44,847,932	23,207,127	47,902,765
Total investments (identified cost $1,359,795,356, $931,019,808 and $1,531,073,575)	1,492,594,201	898,897,045	1,639,584,322
Foreign currency (identified cost $—, $332,218 and $26,107,318)	—	334,929	25,064,205
Margin deposits on futures contracts	—	—	7,540,568
Unrealized appreciation on forward foreign currency exchange contracts	—	—	8,186,394
Receivable for:
Investments sold	1,022	—	30,307,476
Dividends	1,082,926	954,981	6,676
Interest	95,252	8,616	18,626,373
Reclaims	35,271	15,582	461,213
Expense reimbursement due from Investment Manager	68,666	—	—
Prepaid expense	16,830	7,968	17,921
Total assets	1,493,894,168	900,219,121	1,729,795,148
Liabilities
Due upon return of securities on loan	261,753,806	24,207,127	54,900,764
Unrealized depreciation on forward foreign currency exchange contracts	—	—	6,829,593
Payable for:
Investments purchased	—	—	5,387,592
Capital shares purchased	1,622,520	721,756	1,256,686
Variation margin on futures contracts	49,200	—	136,882
Foreign capital gains taxes deferred	—	255,102	773,137
Investment management fees	666,954	775,709	750,336
Distribution fees	125,762	39,448	48,052
Transfer agent fees	60,351	43,329	81,524
Administration fees	56,457	56,217	101,278
Other expenses	189,206	356,317	251,608
Total liabilities	264,524,256	26,455,005	70,517,452
Net assets applicable to outstanding capital stock	$1,229,369,912	$873,764,116	$1,659,277,696

The accompanying Notes to Financial Statements are an integral part of this statement.

208	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

December 31, 2011	Columbia Variable Portfolio – Dynamic Equity Fund	Columbia Variable Portfolio – Emerging Markets Opportunity Fund	Columbia Variable Portfolio – Global Bond Fund
Represented by
Paid-in capital	$—	$899,831,218	$1,550,713,422
Undistributed (excess of distributions over) net investment income	—	(29,016)	385,351
Accumulated net realized gain (loss)	—	6,328,793	(1,483,812)
Unrealized appreciation (depreciation) on:
Investments	—	(32,122,763)	108,510,747
Foreign currency translations	—	10,986	(1,921,234)
Forward foreign currency exchange contracts	—	—	1,356,801
Futures contracts	—	—	2,489,558
Foreign capital gains tax	—	(255,102)	(773,137)
Partners’ capital	1,229,369,912	—	—
Total — representing net assets applicable to outstanding capital stock	$1,229,369,912	$873,764,116	$1,659,277,696
*Value of securities on loan	$259,258,732	$22,226,069	$58,968,066
Net assets applicable to outstanding shares
Class 1	$5,665	$500,581,112	$1,197,612,120
Class 2	$254,132	$4,635,308	$5,577,625
Class 3	$1,229,110,115	$368,547,696	$456,087,951
Shares outstanding
Class 1	278	36,219,437	101,103,245
Class 2	12,521	336,072	471,318
Class 3	60,469,915	26,678,909	38,490,872
Net asset value per share
Class 1	$20.38	$13.82	$11.85
Class 2	$20.30	$13.79	$11.83
Class 3	$20.33	$13.81	$11.85

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	209

Statement of Assets and Liabilities (continued)

December 31, 2011	Columbia Variable Portfolio – Global Inflation Protected Securities Fund	Columbia Variable Portfolio – High Yield Bond Fund	Columbia Variable Portfolio – Income Opportunities Fund
Assets
Investments, at value*
Unaffiliated issuers (identified cost $2,626,097,111, $567,646,606 and $1,130,278,296)	$2,773,136,138	$578,032,404	$1,159,005,488
Affiliated issuers (identified cost $54,931,086, $16,217,504 and $43,686,063)	54,931,086	16,217,504	43,686,063
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $331,779,622, $1,999,698 and $164,892,312)	331,779,622	1,999,698	164,892,312
Repurchase agreements (identified cost $15,684,053, $33,551,567 and $31,014,873)	15,684,053	33,551,567	31,014,873
Total investments (identified cost $3,028,491,872, $619,415,375 and $1,369,871,544)	3,175,530,899	629,801,173	1,398,598,736
Foreign currency (identified cost $3,552,240, $— and $—)	3,532,731	—	—
Margin deposits on futures contracts	3,347,415	—	—
Unrealized appreciation on forward foreign currency exchange contracts	13,296,232	—	—
Receivable for:
Investments sold	94,206,686	2,183,673	2,910,304
Capital shares sold	22,122	—	690,380
Dividends	5,462	2,145	5,444
Interest	16,117,178	11,097,648	19,735,153
Reclaims	32,553	—	—
Prepaid expense	32,952	10,831	8,523
Total assets	3,306,124,230	643,095,470	1,421,948,540
Liabilities
Disbursements in excess of cash	—	1,799	112
Due upon return of securities on loan	347,463,675	35,551,265	195,907,185
Unrealized depreciation on forward foreign currency exchange contracts	1,840,261	—	—
Payable for:
Investments purchased	81,115,050	3,263,657	—
Capital shares purchased	2,173,549	545,501	842,881
Variation margin on futures contracts	232,932	—	—
Investment management fees	975,742	285,756	565,992
Distribution fees	33,588	62,223	24,785
Transfer agent fees	140,628	29,538	59,614
Administration fees	146,793	34,055	65,779
Other expenses	256,922	70,927	128,800
Total liabilities	434,379,140	39,844,721	197,595,148
Net assets applicable to outstanding capital stock	$2,871,745,090	$603,250,749	$1,224,353,392

The accompanying Notes to Financial Statements are an integral part of this statement.

210	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

December 31, 2011	Columbia Variable Portfolio – Global Inflation Protected Securities Fund	Columbia Variable Portfolio – High Yield Bond Fund	Columbia Variable Portfolio – Income Opportunities Fund
Represented by
Paid-in capital	$2,848,589,796	$671,116,755	$1,092,123,533
Undistributed (excess of distributions over) net investment income	(155,653,499)	42,440,465	79,386,539
Accumulated net realized gain (loss)	20,028,564	(120,692,269)	24,116,128
Unrealized appreciation (depreciation) on:
Investments	147,039,027	10,385,798	28,727,192
Foreign currency translations	(425,050)	—	—
Forward foreign currency exchange contracts	11,455,971	—	—
Futures contracts	710,281	—	—
Total — representing net assets applicable to outstanding capital stock	$2,871,745,090	$603,250,749	$1,224,353,392
*Value of securities on loan	$340,618,272	$34,852,007	$189,931,609
Net assets applicable to outstanding shares Class 1	$2,546,875,028	$5,713	$983,281,542
Class 2	$5,016,452	$6,894,122	$4,704,487
Class 3	$319,853,610	$596,350,914	$236,367,363
Shares outstanding Class 1	265,803,474	848	98,134,075
Class 2	525,197	1,027,531	471,235
Class 3	33,361,615	88,594,266	23,540,975
Net asset value per share Class 1	$9.58	$6.74	$10.02
Class 2	$9.55	$6.71	$9.98
Class 3	$9.59	$6.73	$10.04

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	211

Statement of Assets and Liabilities (continued)

December 31, 2011	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	Variable Portfolio – Davis New York Venture Fund	Variable Portfolio – Goldman Sachs Mid Cap Value Fund
Assets
Investments, at value*
Unaffiliated issuers (identified cost $283,431,572, $1,106,081,951 and $804,316,537)	$285,867,585	$1,271,928,266	$821,600,576
Affiliated issuers (identified cost $7,590,613, $64,766,390 and $34,281,168)	7,590,613	64,766,390	34,281,168
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $10,998,311, $185,915,787 and $—)	10,998,311	185,915,787	—
Repurchase agreements (identified cost $65,568,620, $8,162,289 and $—)	65,568,620	8,162,289	—
Total investments (identified cost $367,589,116, $1,364,926,417 and $838,597,705)	370,025,129	1,530,772,732	855,881,744
Cash	—	—	137,172
Receivable for:
Investments sold	2,875,464	2,895,596	1,031,007
Dividends	93,918	1,707,607	1,881,784
Interest	7,590	126,165	—
Reclaims	—	327,795	346
Expense reimbursement due from Investment Manager	—	69,018	—
Prepaid expense	8,389	8,051	14,341
Total assets	373,010,490	1,535,906,964	858,946,394
Liabilities
Due upon return of securities on loan	76,566,931	194,078,076	—
Payable for:
Investments purchased	2,503,828	305,681	810,239
Capital shares purchased	433,675	1,189,396	15,379
Investment management fees	185,745	772,431	536,858
Distribution fees	30,608	6,590	1,958
Transfer agent fees	14,664	65,435	41,847
Administration fees	14,664	60,694	40,414
Other expenses	66,495	176,329	54,511
Other liabilities	501,506	—	—
Total liabilities	80,318,116	196,654,632	1,501,206
Net assets applicable to outstanding capital stock	$292,692,374	$1,339,252,332	$857,445,188
Represented by
Partners’ capital	$292,692,374	$1,339,252,332	$857,445,188
Total — representing net assets applicable to outstanding capital stock	$292,692,374	$1,339,252,332	$857,445,188
*Value of securities on loan	$72,761,480	$188,707,987	$—
Net assets applicable to outstanding shares
Class 1	$4,650	$1,276,709,408	$840,305,218
Class 2	$571,527	$1,330,117	$2,067,583
Class 3	$292,116,197	$61,212,807	$15,072,387
Shares outstanding Class 1	376	132,259,948	80,174,869
Class 2	46,382	138,169	198,027
Class 3	23,672,976	6,353,142	1,440,203
Net asset value per share Class 1	$12.37	$9.65	$10.48
Class 2	$12.32	$9.63	$10.44
Class 3	$12.34	$9.64	$10.47

The accompanying Notes to Financial Statements are an integral part of this statement.

212	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

December 31, 2011	Variable Portfolio – Partners Small Cap Value Fund
Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,228,552,446)	$1,348,597,606
Affiliated issuers (identified cost $140,875,171)	140,875,171
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $310,382,641)	310,382,641
Repurchase agreements (identified cost $67,636,211)	67,636,211
Total investments (identified cost $1,747,446,469)	1,867,491,629
Receivable for:
Investments sold	1,805,111
Dividends	1,330,221
Interest	180,589
Expense reimbursement due from Investment Manager	54,308
Prepaid expense	20,059
Total assets	1,870,881,917
Liabilities
Due upon return of securities on loan	378,018,852
Payable for:
Investments purchased	8,144,335
Capital shares purchased	1,404,453
Investment management fees	1,097,368
Distribution fees	22,789
Transfer agent fees	72,136
Administration fees	90,325
Other expenses	124,666
Total liabilities	388,974,924
Net assets applicable to outstanding capital stock	$1,481,906,993
Represented by
Partners’ capital	$1,481,906,993
Total — representing net assets applicable to outstanding capital stock	$1,481,906,993
*Value of securities on loan	$365,861,305
Net assets applicable to outstanding shares
Class 1	$1,260,435,729
Class 2	$804,378
Class 3	$220,666,886
Shares outstanding
Class 1	86,189,554
Class 2	55,248
Class 3	15,131,680
Net asset value per share
Class 1	$14.62
Class 2	$14.56
Class 3	$14.58

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	213

Statement of Operations

	Columbia Variable Portfolio – Balanced Fund	Columbia Variable Portfolio – Cash Management Fund	Columbia Variable Portfolio – Diversified Bond Fund
Year ended December 31, 2011
Net investment income
Income:
Dividends	$11,714,304	$—	$1,350,625
Interest	12,216,030	1,334,423	165,044,710
Dividends from affiliates	60,281	—	501,748
Income from securities lending — net	103,425	—	1,270,361
Foreign taxes withheld	(88,284)	—	—
Total income	24,005,756	1,334,423	168,167,444
Expenses:
Investment management fees	5,565,686	2,698,308	16,859,592
Distribution fees
Class 2	—	16,884	19,376
Class 3	1,135,949	721,459	1,964,225
Transfer agent fees
Class 1	—	140,250	1,448,104
Class 2	—	4,052	4,650
Class 3	545,237	345,399	942,796
Administration fees	524,729	474,637	2,370,290
Compensation of board members	22,203	15,676	77,738
Custodian fees	67,574	17,706	127,179
Printing and postage fees	229,200	61,041	100,599
Professional fees	43,879	39,400	142,778
Other	23,099	11,807	57,297
Total expenses	8,157,556	4,546,619	24,114,624
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(607,750)	(3,289,372)	—
Total net expenses	7,549,806	1,257,247	24,114,624
Net investment income	16,455,950	77,176	144,052,820
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	146,550,663	141	165,778,295
Foreign currency translations	(3,205)	—	285,945
Forward foreign currency exchange contracts	—	—	1,307,080
Futures contracts	310,150	—	(49,638,931)
Swap contracts	—	—	(1,238,087)
Net realized gain	146,857,608	141	116,494,302
Net change in unrealized appreciation (depreciation) on:
Investments	(140,322,213)	—	5,456,263
Foreign currency translations	(29,739)	—	(53,867)
Forward foreign currency exchange contracts	—	—	382,304
Futures contracts	(442,654)	—	(3,818,486)
Swap contracts	—	—	(1,678,173)
Net change in unrealized appreciation (depreciation)	(140,794,606)	—	288,041
Net realized and unrealized gain	6,063,002	141	116,782,343
Net change in net assets resulting from operations	$22,518,952	$77,317	$260,835,163

The accompanying Notes to Financial Statements are an integral part of this statement.

214	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

	Columbia Variable Portfolio – Dynamic Equity Fund	Columbia Variable Portfolio – Emerging Markets Opportunity Fund	Columbia Variable Portfolio – Global Bond Fund
Year ended December 31, 2011
Net investment income
Income:
Dividends	$30,495,790	$24,254,171	$—
Interest	3,527	7,343	66,870,501
Dividends from affiliates	22,594	26,382	100,542
Income from securities lending — net	641,301	138,564	74,070
Foreign taxes withheld	(171,570)	(2,291,485)	(477,440)
Total income	30,991,642	22,134,975	66,567,673
Expenses:
Investment management fees	8,994,650	10,390,210	9,765,308
Distribution fees
Class 2	303	9,501	8,989
Class 3	1,641,184	589,011	611,486
Transfer agent fees
Class 1	3	299,640	704,465
Class 2	73	2,280	2,157
Class 3	787,741	282,716	293,504
Administration fees	731,312	754,414	1,241,636
Compensation of board members	28,371	21,804	50,577
Custodian fees	27,573	666,972	235,628
Printing and postage fees	347,119	134,991	103,836
Professional fees	50,803	64,042	61,231
Other	—	179,375	21,534
Total expenses	12,609,132	13,394,956	13,100,351
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(640,542)	—	—
Total net expenses	11,968,590	13,394,956	13,100,351
Net investment income	19,023,052	8,740,019	53,467,322
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	113,992,335	23,024,856	11,844,733
Foreign currency translations	388	(311,786)	767,147
Forward foreign currency exchange contracts	—	(353,599)	4,959,824
Futures contracts	1,167,127	—	(10,563,528)
Net realized gain	115,159,850	22,359,471	7,008,176
Net change in unrealized appreciation (depreciation) on:
Investments	(65,070,722)	(248,507,589)	20,621,602
Foreign currency translations	(752)	10,986	(2,430,431)
Forward foreign currency exchange contracts	—	—	518,110
Futures contracts	69,594	—	1,631,631
Foreign capital gains tax	—	(255,102)	(773,137)
Net change in unrealized appreciation (depreciation)	(65,001,880)	(248,751,705)	19,567,775
Net realized and unrealized gain (loss)	50,157,970	(226,392,234)	26,575,951
Net change in net assets resulting from operations	$69,181,022	$(217,652,215)	$80,043,273

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	215

Statement of Operations (continued)

	Columbia Variable Portfolio – Global Inflation Protected Securities Fund	Columbia Variable Portfolio – High Yield Bond Fund	Columbia Variable Portfolio – Income Opportunities Fund
Year ended December 31, 2011
Net investment income
Income:
Interest	$118,358,217	$51,193,237	$87,482,862
Dividends from affiliates	46,330	30,857	89,655
Income from securities lending — net	1,038,469	155,366	674,150
Total income	119,443,016	51,379,460	88,246,667
Expenses:
Investment management fees	11,405,335	3,765,991	6,864,190
Distribution fees
Class 2	7,071	12,162	7,083
Class 3	397,177	800,806	304,770
Transfer agent fees
Class 1	1,447,227	4	560,196
Class 2	1,697	2,919	1,700
Class 3	190,638	384,374	146,284
Administration fees	1,714,364	444,508	782,982
Compensation of board members	53,292	19,170	25,147
Custodian fees	191,759	28,512	26,631
Printing and postage fees	56,650	163,046	48,655
Professional fees	109,944	36,114	48,305
Other	24,507	12,385	14,842
Total expenses	15,599,661	5,669,991	8,830,785
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	—	(21,501)
Total net expenses	15,599,661	5,669,991	8,809,284
Net investment income	103,843,355	45,709,469	79,437,383
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	44,647,440	22,560,597	24,846,252
Foreign currency translations	240,539	—	—
Forward foreign currency exchange contracts	(11,867,935)	—	—
Futures contracts	(9,348,723)	—	—
Net realized gain	23,671,321	22,560,597	24,846,252
Net change in unrealized appreciation (depreciation) on:
Investments	128,013,484	(32,727,317)	(32,889,060)
Foreign currency translations	(481,456)	—	—
Forward foreign currency exchange contracts	10,693,218	—	—
Futures contracts	2,458,306	—	—
Net change in unrealized appreciation (depreciation)	140,683,552	(32,727,317)	(32,889,060)
Net realized and unrealized gain (loss)	164,354,873	(10,166,720)	(8,042,808)
Net change in net assets resulting from operations	$268,198,228	$35,542,749	$71,394,575

The accompanying Notes to Financial Statements are an integral part of this statement.

216	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	Variable Portfolio – Davis New York Venture Fund	Variable Portfolio – Goldman Sachs Mid Cap Value Fund
Year ended December 31, 2011
Net investment income
Income:
Dividends	$2,474,813	$23,160,980	$15,062,702
Interest	—	67,000	—
Dividends from affiliates	25,802	97,709	31,356
Income from securities lending — net	513,794	719,866	—
Foreign taxes withheld	(3,724)	(426,403)	(55,528)
Total income	3,010,685	23,619,152	15,038,530
Expenses:
Investment management fees	2,667,134	9,080,547	6,932,388
Distribution fees
Class 2	1,136	2,372	3,920
Class 3	453,949	87,846	20,254
Transfer agent fees
Class 1	4	747,830	527,885
Class 2	273	569	941
Class 3	217,888	42,165	9,722
Administration fees	218,164	733,601	518,597
Compensation of board members	11,519	46,118	19,990
Custodian fees	26,686	47,290	19,220
Printing and postage fees	103,230	13,520	4,611
Professional fees	31,848	41,911	52,035
Other	9,825	21,942	23,459
Total expenses	3,741,656	10,865,711	8,133,022
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(518,078)	—
Total net expenses	3,741,656	10,347,633	8,133,022
Net investment income (loss)	(730,971)	13,271,519	6,905,508
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	4,730,062	75,993,826	43,788,244
Foreign currency translations	—	(109,492)	—
Forward foreign currency exchange contracts	—	(636)	—
Net realized gain	4,730,062	75,883,698	43,788,244
Net change in unrealized appreciation (depreciation) on:
Investments	(58,854,010)	(132,085,848)	(108,756,533)
Foreign currency translations	—	20,419	—
Net change in unrealized depreciation	(58,854,010)	(132,065,429)	(108,756,533)
Net realized and unrealized loss	(54,123,948)	(56,181,731)	(64,968,289)
Net change in net assets resulting from operations	$(54,854,919)	$(42,910,212)	$(58,062,781)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	217

Statement of Operations (continued)

Variable Portfolio – Partners Small Cap Value Fund
Year ended December 31, 2011
Net investment income
Income:
Dividends	$18,500,495
Dividends from affiliates	222,453
Income from securities lending — net	1,415,250
Foreign taxes withheld	(97,440)
Total income	20,040,758
Expenses:
Investment management fees	12,855,966
Distribution fees
Class 2	1,953
Class 3	312,573
Transfer agent fees
Class 1	719,565
Class 2	469
Class 3	150,030
Administration fees	1,089,894
Compensation of board members	31,275
Custodian fees	48,749
Printing and postage fees	44,200
Professional fees	68,761
Other	15,145
Total expenses	15,338,580
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(434,038)
Total net expenses	14,904,542
Net investment income	5,136,216
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	113,813,380
Net realized gain	113,813,380
Net change in unrealized appreciation (depreciation) on:
Investments	(177,706,865)
Net change in unrealized depreciation	(177,706,865)
Net realized and unrealized loss	(63,893,485)
Net change in net assets resulting from operations	$(58,757,269)

The accompanying Notes to Financial Statements are an integral part of this statement.

218	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

	Columbia Variable Portfolio – Balanced Fund		Columbia Variable Portfolio – Cash Management Fund
Year ended December 31,	2011	2010	2011	2010(a)
Operations
Net investment income	$16,455,950	$20,654,928	$77,176	$82,210
Net realized gain	146,857,608	49,483,408	141	551
Net change in unrealized appreciation (depreciation)	(140,794,606)	41,465,993	—	(2,226,789)
Increase from payments by affiliate (Note 6)	—	—	—	2,226,789
Net increase in net assets resulting from operations	22,518,952	111,604,329	77,317	82,761
Distributions to shareholders from:
Net investment income
Class 1	—	—	(23,478)	(11,632)
Class 2	—	—	(679)	(101)
Class 3	—	—	(57,864)	(76,987)
Total distributions to shareholders	—	—	(82,021)	(88,720)
Increase (decrease) in net assets from share transactions	(135,638,494)	(167,997,948)	34,558,775	(120,715,126)
Total increase (decrease) in net assets	(113,119,542)	(56,393,619)	34,554,071	(120,721,085)
Net assets at beginning of year	959,999,995	1,016,393,614	838,301,156	959,022,241
Net assets at end of year	$846,880,453	$959,999,995	$872,855,227	$838,301,156
Undistributed (excess of distributions over) net investment income	$—	$—	$(26,841)	$(21,996)

	Columbia Variable Portfolio – Balanced Fund				Columbia Variable Portfolio – Cash Management Fund
Year ended December 31,	2011		2010		2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	—	—	—	—	75,731,298	75,731,299	216,030,881	216,030,882
Distributions reinvested	—	—	—	—	23,381	23,381	11,573	11,573
Redemptions	—	—	—	—	(5,404,333)	(5,404,333)	(3,216,072)	(3,216,072)
Net increase	—	—	—	—	70,350,346	70,350,347	212,826,382	212,826,383
Class 2 shares
Subscriptions	—	—	—	—	18,328,306	18,328,306	6,418,636	6,418,636
Distributions reinvested	—	—	—	—	675	675	100	100
Redemptions	—	—	—	—	(12,383,918)	(12,383,918)	(2,589,260)	(2,589,260)
Net increase	—	—	—	—	5,945,063	5,945,063	3,829,476	3,829,476
Class 3 Shares
Subscriptions	91,761	1,295,284	336,517	4,224,712	239,204,957	239,204,957	107,184,234	109,411,147
Distributions reinvested	—	—	—	—	57,716	57,716	77,076	77,076
Redemptions	(9,688,543)	(136,933,778)	(13,627,282)	(172,222,660)	(280,999,308)	(280,999,308)	(446,859,208)	(446,859,208)
Net decrease	(9,596,782)	(135,638,494)	(13,290,765)	(167,997,948)	(41,736,635)	(41,736,635)	(339,597,898)	(337,370,985)
Total net increase (decrease)	(9,596,782)	(135,638,494)	(13,290,765)	(167,997,948)	34,558,774	34,558,775	(122,942,040)	(120,715,126)

(a)	Class 1 and Class 2 shares are for the period from May 3, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	219

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Diversified Bond Fund		Columbia Variable Portfolio – Dynamic Equity Fund
Year ended December 31,	2011	2010(a)	2011	2010(a)
Operations
Net investment income	$144,052,820	$174,914,346	$19,023,052	$18,106,786
Net realized gain	116,494,302	173,338,546	115,159,850	120,868,196
Net change in unrealized appreciation (depreciation)	288,041	45,913,157	(65,001,880)	72,633,163
Net increase in net assets resulting from operations	260,835,163	394,166,049	69,181,022	211,608,145
Distributions to shareholders from:
Net investment income
Class 1	(114,579,865)	(107,294,946)	—	—
Class 2	(342,058)	(289)	—	—
Class 3	(70,652,183)	(102,696,781)	—	—
Total distributions to shareholders	(185,574,106)	(209,992,016)	—	—
Increase (decrease) in net assets from share transactions	73,207,183	(1,821,636,803)	(212,851,938)	(231,780,797)
Total increase (decrease) in net assets	148,468,240	(1,637,462,770)	(143,670,916)	(20,172,652)
Net assets at beginning of year	3,939,747,606	5,577,210,376	1,373,040,828	1,393,213,480
Net assets at end of year	$4,088,215,846	$3,939,747,606	$1,229,369,912	$1,373,040,828
Undistributed net investment income	$153,835,108	$179,533,178	$—	$—

	Columbia Variable Portfolio – Diversified Bond Fund				Columbia Variable Portfolio – Dynamic Equity Fund
Year ended December 31,	2011		2010(a)		2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	29,082,202	321,675,066	421,510,569	4,718,756,829	—	—	278	5,000
Distributions reinvested	10,658,592	114,579,865	10,036,945	107,294,946	—	—	—	—
Redemptions	(12,855,411)	(141,510,760)	(229,333,572)	(2,581,045,119)	—	—	—	—
Net increase	26,885,383	294,744,171	202,213,942	2,245,006,656	—	—	278	5,000
Class 2 shares
Subscriptions	1,048,529	11,593,440	337,691	3,711,475	12,021	236,475	1,762	31,145
Distributions reinvested	31,849	342,058	27	289	—	—	—	—
Redemptions	(174,432)	(1,927,783)	(26,343)	(289,626)	(1,172)	(23,872)	(90)	(1,612)
Net increase	905,946	10,007,715	311,375	3,422,138	10,849	212,603	1,672	29,533
Class 3 Shares
Subscriptions	1,350,292	14,933,648	21,732,196	238,263,785	71,168	1,419,281	610,295	10,210,921
Distributions reinvested	6,566,188	70,652,183	9,597,830	102,696,781	—	—	—	—
Redemptions	(28,622,578)	(317,130,534)	(393,954,951)	(4,411,026,163)	(10,665,575)	(214,483,822)	(14,162,837)	(242,026,251)
Net decrease	(20,706,098)	(231,544,703)	(362,624,925)	(4,070,065,597)	(10,594,407)	(213,064,541)	(13,552,542)	(231,815,330)
Total net increase (decrease)	7,085,231	73,207,183	(160,099,608)	(1,821,636,803)	(10,583,558)	(212,851,938)	(13,550,592)	(231,780,797)

(a)	Class 1 and Class 2 shares are for the period from May 3, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

220	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

	Columbia Variable Portfolio – Emerging Markets Opportunity Fund		Columbia Variable Portfolio – Global Bond Fund
Year ended December 31,	2011	2010(a)	2011	2010(a)
Operations
Net investment income	$8,740,019	$6,724,018	$53,467,322	$59,284,572
Net realized gain	22,359,471	173,037,676	7,008,176	20,588,893
Net change in unrealized appreciation (depreciation)	(248,751,705)	(7,437,132)	19,567,775	9,458,149
Net increase (decrease) in net assets resulting from operations	(217,652,215)	172,324,562	80,043,273	89,331,614
Distributions to shareholders from:
Net investment income
Class 1	(6,367,202)	(3,621,551)	(35,940,252)	(38,592,598)
Class 2	(41,216)	(1,721)	(113,705)	(18,845)
Class 3	(5,363,860)	(10,021,915)	(13,946,863)	(34,122,495)
Net realized gains
Class 1	(7,491,439)	—	(5,911,561)	—
Class 2	(61,068)	—	(17,771)	—
Class 3	(7,110,572)	—	(2,404,742)	—
Total distributions to shareholders	(26,435,357)	(13,645,187)	(58,334,894)	(72,733,938)
Increase (decrease) in net assets from share transactions	68,171,731	(20,710,484)	28,781,833	(83,906,911)
Total increase (decrease) in net assets	(175,915,841)	137,968,891	50,490,212	(67,309,235)
Net assets at beginning of year	1,049,679,957	911,711,066	1,608,787,484	1,676,096,719
Net assets at end of year	$873,764,116	$1,049,679,957	$1,659,277,696	$1,608,787,484
Undistributed (excess of distributions over) net investment income	$(29,016)	$2,838,751	$385,351	$(4,854,099)

	Columbia Variable Portfolio – Emerging Markets Opportunity Fund				Columbia Variable Portfolio – Global Bond Fund
Year ended December 31,	2011		2010(a)		2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	8,996,574	137,536,116	32,795,468	463,467,834	10,942,435	129,524,492	121,721,039	1,371,270,154
Distributions reinvested	834,733	13,858,641	238,868	3,621,551	3,529,002	41,851,813	3,347,772	38,592,598
Redemptions	(938,043)	(15,607,781)	(5,708,163)	(80,840,388)	(6,295,656)	(75,390,873)	(32,141,347)	(359,825,232)
Net increase	8,893,264	135,786,976	27,326,173	386,248,997	8,175,781	95,985,432	92,927,464	1,050,037,520
Class 2 shares
Subscriptions	252,067	4,166,338	114,857	1,950,806	338,557	4,045,135	155,088	1,829,628
Distributions reinvested	6,162	102,284	104	1,721	11,101	131,476	1,607	18,845
Redemptions	(36,583)	(603,036)	(535)	(8,697)	(34,604)	(410,319)	(431)	(5,045)
Net increase	221,646	3,665,586	114,426	1,943,830	315,054	3,766,292	156,264	1,843,428
Class 3 Shares
Subscriptions	666,893	10,244,825	2,528,647	38,730,512	265,379	3,151,563	8,055,479	93,284,800
Distributions reinvested	744,640	12,474,432	650,701	10,021,915	1,377,886	16,351,605	2,975,514	34,122,495
Redemptions	(5,800,594)	(94,000,088)	(32,089,150)	(457,655,738)	(7,604,668)	(90,473,059)	(112,357,796)	(1,263,195,154)
Net decrease	(4,389,061)	(71,280,831)	(28,909,802)	(408,903,311)	(5,961,403)	(70,969,891)	(101,326,803)	(1,135,787,859)
Total net increase (decrease)	4,725,849	68,171,731	(1,469,203)	(20,710,484)	2,529,432	28,781,833	(8,243,075)	(83,906,911)

(a)	Class 1 and Class 2 shares are for the period from May 3, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	221

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Global Inflation Protected Securities Fund		Columbia Variable Portfolio – High Yield Bond Fund
Year ended December 31,	2011	2010(a)	2011	2010(a)
Operations
Net investment income	$103,843,355	$63,861,139	$45,709,469	$53,060,663
Net realized gain	23,671,321	84,416,705	22,560,597	33,660,527
Net change in unrealized appreciation (depreciation)	140,683,552	(53,058,756)	(32,727,317)	3,560,405
Net increase in net assets resulting from operations	268,198,228	95,219,088	35,542,749	90,281,595
Distributions to shareholders from:
Net investment income
Class 1	(184,555,714)	(47,361,538)	(461)	(456)
Class 2	(217,071)	(125)	(452,123)	(454)
Class 3	(23,200,635)	(8,452,422)	(52,697,933)	(62,429,797)
Net realized gains
Class 1	(31,337,409)	(3,537,416)	—	—
Class 2	(37,182)	(10)	—	—
Class 3	(4,014,580)	(675,027)	—	—
Total distributions to shareholders	(243,362,591)	(60,026,538)	(53,150,517)	(62,430,707)
Increase (decrease) in net assets from share transactions	305,640,633	157,955,957	(59,058,497)	(74,978,606)
Total increase (decrease) in net assets	330,476,270	193,148,507	(76,666,265)	(47,127,718)
Net assets at beginning of year	2,541,268,820	2,348,120,313	679,917,014	727,044,732
Net assets at end of year	$2,871,745,090	$2,541,268,820	$603,250,749	$679,917,014
Undistributed (excess of distributions over) net investment income	$(155,653,499)	$(39,316,296)	$42,440,465	$54,435,183

	Columbia Variable Portfolio – Global Inflation Protected Securities Fund				Columbia Variable Portfolio – High Yield Bond Fund
Year ended December 31,	2011		2010(a)		2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	26,535,777	252,314,866	276,633,671	2,663,292,463	—	—	705	5,000
Distributions reinvested	23,802,990	215,893,123	5,432,119	50,898,954	70	461	73	456
Redemptions	(16,187,306)	(152,297,760)	(50,413,777)	(485,040,681)	—	—	—	—
Net increase	34,151,461	315,910,229	231,652,013	2,229,150,736	70	461	778	5,456
Class 2 shares
Subscriptions	423,963	4,041,546	131,244	1,257,439	755,109	5,271,082	309,376	2,091,059
Distributions reinvested	28,063	254,253	14	135	68,503	452,123	72	454
Redemptions	(55,628)	(527,599)	(2,459)	(23,551)	(103,910)	(693,694)	(1,619)	(10,724)
Net increase	396,398	3,768,200	128,799	1,234,023	719,702	5,029,511	307,829	2,080,789
Class 3 Shares
Subscriptions	1,882,842	17,804,431	17,386,637	164,743,897	1,055,035	7,120,723	1,478,914	10,103,968
Distributions reinvested	2,997,270	27,215,215	973,076	9,127,449	7,960,413	52,697,933	9,956,905	62,429,797
Redemptions	(6,209,574)	(59,057,442)	(233,384,486)	(2,246,300,148)	(18,188,231)	(123,907,125)	(22,083,104)	(149,598,616)
Net decrease	(1,329,462)	(14,037,796)	(215,024,773)	(2,072,428,802)	(9,172,783)	(64,088,469)	(10,647,285)	(77,064,851)
Total net increase (decrease)	33,218,397	305,640,633	16,756,039	157,955,957	(8,453,011)	(59,058,497)	(10,338,678)	(74,978,606)

(a)	Class 1 and Class 2 shares are for the period from May 3, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

222	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

	Columbia Variable Portfolio – Income Opportunities Fund		Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund
Year ended December 31,	2011	2010(a)	2011	2010(a)
Operations
Net investment income (loss)	$79,437,383	$109,686,984	$(730,971)	$(737,500)
Net realized gain	24,846,252	110,270,561	4,730,062	51,667,662
Net change in unrealized appreciation (depreciation)	(32,889,060)	(70,409,676)	(58,854,010)	38,131,471
Net increase (decrease) in net assets resulting from operations	71,394,575	149,547,869	(54,854,919)	89,061,633
Distributions to shareholders from:
Net investment income
Class 1	(86,977,623)	(86,658,856)	—	—
Class 2	(260,487)	(575)	—	—
Class 3	(22,472,230)	(28,828,422)	—	—
Net realized gains
Class 1	(25,720,685)	—	—	—
Class 2	(77,521)	—	—	—
Class 3	(6,744,390)	—	—	—
Total distributions to shareholders	(142,252,936)	(115,487,853)	—	—
Increase (decrease) in net assets from share transactions	200,334,136	(943,091,634)	(60,537,523)	(61,054,813)
Total increase (decrease) in net assets	129,475,775	(909,031,618)	(115,392,442)	28,006,820
Net assets at beginning of year	1,094,877,617	2,003,909,235	408,084,816	380,077,996
Net assets at end of year	$1,224,353,392	$1,094,877,617	$292,692,374	$408,084,816
Undistributed (excess of distributions over) net investment income	$79,386,539	$109,653,901	$—	$—

	Columbia Variable Portfolio – Income Opportunities Fund				Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund
Year ended December 31,	2011		2010(a)		2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	11,608,987	122,540,120	164,295,450	1,803,116,365	—	—	376	5,000
Distributions reinvested	11,511,574	112,698,308	8,897,213	86,658,856	—	—	—	—
Redemptions	(3,780,647)	(37,763,931)	(94,398,502)	(1,035,324,748)	—	—	—	—
Net increase	19,339,914	197,474,497	78,794,161	854,450,473	—	—	376	5,000
Class 2 shares
Subscriptions	414,909	4,252,401	97,255	1,016,682	50,334	714,941	9,255	121,236
Distributions reinvested	34,632	338,008	59	575	—	—	—	—
Redemptions	(65,369)	(638,343)	(10,251)	(106,122)	(13,170)	(160,583)	(37)	(502)
Net increase	384,172	3,952,066	87,063	911,135	37,164	554,358	9,218	120,734
Class 3 Shares
Subscriptions	830,004	8,532,965	8,744,327	95,605,509	121,203	1,730,268	337,184	4,106,905
Distributions reinvested	2,978,249	29,216,620	2,953,732	28,828,422	—	—	—	—
Redemptions	(3,779,059)	(38,842,012)	(175,245,945)	(1,922,887,173)	(4,522,176)	(62,822,149)	(5,296,135)	(65,287,452)
Net increase (decrease)	29,194	(1,092,427)	(163,547,886)	(1,798,453,242)	(4,400,973)	(61,091,881)	(4,958,951)	(61,180,547)
Total net increase (decrease)	19,753,280	200,334,136	(84,666,662)	(943,091,634)	(4,363,809)	(60,537,523)	(4,949,357)	(61,054,813)

(a)	Class 1 and Class 2 shares are for the period from May 3, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	223

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Davis New York Venture Fund		Variable Portfolio – Goldman Sachs Mid Cap Value Fund
Year ended December 31,	2011	2010(a)	2011	2010(a)
Operations
Net investment income	$13,271,519	$10,587,820	$6,905,508	$4,404,743
Net realized gain	75,883,698	72,376,560	43,788,244	22,614,571
Net change in unrealized appreciation (depreciation)	(132,065,429)	39,697,709	(108,756,533)	124,128,009
Net increase (decrease) in net assets resulting from operations	(42,910,212)	122,662,089	(58,062,781)	151,147,323
Increase (decrease) in net assets from share transactions	(46,432,652)	(716,762,399)	11,991,638	738,431,152
Total increase (decrease) in net assets	(89,342,864)	(594,100,310)	(46,071,143)	889,578,475
Net assets at beginning of year	1,428,595,196	2,022,695,506	903,516,331	13,937,856
Net assets at end of year	$1,339,252,332	$1,428,595,196	$857,445,188	$903,516,331

	Variable Portfolio – Davis New York Venture Fund				Variable Portfolio – Goldman Sachs Mid Cap Value Fund
Year ended December 31,	2011		2010(a)		2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	12,706,019	123,731,638	238,210,241	2,084,912,417	2,233,065	25,879,040	80,218,627	748,321,015
Redemptions	(15,342,208)	(154,921,160)	(103,314,104)	(897,202,543)	(1,354,430)	(15,660,039)	(922,393)	(9,615,829)
Net increase (decrease)	(2,636,189)	(31,189,522)	134,896,137	1,187,709,874	878,635	10,219,001	79,296,234	738,705,186
Class 2 shares
Subscriptions	108,395	1,075,832	48,700	444,647	220,586	2,462,455	47,813	488,872
Redemptions	(17,414)	(167,838)	(1,512)	(14,684)	(69,744)	(724,971)	(628)	(6,149)
Net increase	90,981	907,994	47,188	429,963	150,842	1,737,484	47,185	482,723
Class 3 Shares
Subscriptions	247,115	2,433,059	11,175,356	102,181,681	217,128	2,446,207	210,610	2,026,933
Redemptions	(1,878,985)	(18,584,183)	(228,996,319)	(2,007,083,917)	(217,473)	(2,411,054)	(289,310)	(2,783,690)
Net increase (decrease)	(1,631,870)	(16,151,124)	(217,820,963)	(1,904,902,236)	(345)	35,153	(78,700)	(756,757)
Total net increase (decrease)	(4,177,078)	(46,432,652)	(82,877,638)	(716,762,399)	1,029,132	11,991,638	79,264,719	738,431,152

(a)	Class 1 and Class 2 shares are for the period from May 3, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

224	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

	Variable Portfolio – Partners Small Cap Value Fund
Year ended December 31,	2011	2010(a)
Operations
Net investment income	$5,136,216	$4,549,839
Net realized gain	113,813,380	133,068,608
Net change in unrealized appreciation (depreciation)	(177,706,865)	157,500,889
Net increase (decrease) in net assets resulting from operations	(58,757,269)	295,119,336
Increase (decrease) in net assets from share transactions	87,463,674	(163,744,355)
Total increase in net assets	28,706,405	131,374,981
Net assets at beginning of year	1,453,200,588	1,321,825,607
Net assets at end of year	$1,481,906,993	$1,453,200,588

	Variable Portfolio – Partners Small Cap Value Fund
Year ended December 31,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	11,831,299	171,884,024	94,919,123	1,235,066,182
Redemptions	(2,129,505)	(32,279,608)	(18,431,363)	(235,850,356)
Net increase	9,701,794	139,604,416	76,487,760	999,215,826
Class 2 shares
Subscriptions	67,360	1,036,924	32,104	449,961
Redemptions	(43,876)	(624,946)	(340)	(4,457)
Net increase	23,484	411,978	31,764	445,504
Class 3 Shares
Subscriptions	263,596	3,727,706	3,402,838	44,243,334
Redemptions	(3,751,548)	(56,280,426)	(92,569,004)	(1,207,649,019)
Net decrease	(3,487,952)	(52,552,720)	(89,166,166)	(1,163,405,685)
Total net increase (decrease)	6,237,326	87,463,674	(12,646,642)	(163,744,355)

(a)	Class 1 and Class 2 shares are for the period from May 3, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	225

Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts of the Funds, except Columbia VP – Cash Management Fund, are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Columbia VP – Balanced Fund

	Year ended Dec. 31,
	2011	2010	2009	2008	2007
Class 3
Per share data
Net asset value, beginning of period	$13.83	$12.29	$9.89	$15.09	$15.61
Income from investment operations:
Net investment income	0.25	0.27	0.29	0.46	0.43
Net realized and unrealized gain (loss)	0.08	1.27	2.11	(4.72)	(0.16)
Total from investment operations	0.33	1.54	2.40	(4.26)	0.27
Less distributions to shareholders from:
Net investment income	—	—	—	(0.03)	(0.45)
Net realized gains	—	—	—	(0.91)	(0.34)
Total distributions to shareholders	—	—	—	(0.94)	(0.79)
Net asset value, end of period	$14.16	$13.83	$12.29	$9.89	$15.09
Total return	2.39%	12.53%	24.23%	(29.92% )	1.74%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.90%	0.83%	0.73%	0.71%	0.80%
Net expenses after fees waived or expenses reimbursed(b)	0.83%	0.83%	0.73%	0.71%	0.80%
Net investment income	1.81%	2.15%	2.75%	3.27%	2.65%
Supplemental data
Net assets, end of period (in thousands)	$846,880	$960,000	$1,016,394	$920,800	$1,731,335
Portfolio turnover(c)	192%	156%	208%	131%	118%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(c)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 168%, 96% 164% and 82% for the years ended December 31, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

226	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – Cash Management Fund

	Year ended Dec. 31,
	2011		2010(a)
Class 1
Per share data
Net asset value, beginning of period	$1.00		$1.00
Income from investment operations:
Net investment income	0.00	(b)	0.00	(b)
Net realized and unrealized gain	0.00	(b)	0.00	(b)
Increase from payments by affiliate	—		0.00	(b)
Total from investment operations	0.00	(b)	0.00	(b)
Less distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.00	)(b)
Net asset value, end of period	$1.00		$1.00
Total return	0.01%		0.01%	(c)
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.47%		0.51%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.15%		0.23%	(d)
Net investment income	0.01%		0.01%	(d)
Supplemental data
Net assets, end of period (in thousands)	$283,185		$212,830

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)	During the year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011		2010(a)
Class 2
Per share data
Net asset value, beginning of period	$1.00		$1.00
Income from investment operations:
Net investment income	0.00	(b)	0.00	(b)
Net realized and unrealized gain	0.00	(b)	0.00	(b)
Increase from payments by affiliate	—		0.00	(b)
Total from investment operations	0.00	(b)	0.00	(b)
Less distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.00	)(b)
Net asset value, end of period	$1.00		$1.00
Total return	0.01%		0.02%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.71%		0.76%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.15%		0.23%	(c)
Net investment income	0.01%		0.00%	(c),(e)
Supplemental data
Net assets, end of period (in thousands)	$9,774		$3,829

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	227

Financial Highlights (continued)

Columbia VP – Cash Management Fund (continued)

	Year ended Dec. 31,
	2011		2010		2009		2008		2007
Class 3
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	0.00	(a)	0.00	(a)	0.00	(a)	0.02		0.05
Net realized and unrealized gain	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	—
Increase from payments by affiliate	—		0.00	(a)	0.00	(a)	0.00	(a)	—
Total from investment operations	0.00	(a)	0.00	(a)	0.00	(a)	0.02		0.05
Less distributions to shareholders from:
Net investment income	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.02)		(0.05)
Total distributions to shareholders	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.02)		(0.05)
Proceeds from regulatory settlement	—		—		(0.00	)(a)	—		—
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.01%		0.01%	(b)	0.16%	(c)	2.31%	(d)	4.75%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.59%		0.62%		0.64%		0.62%		0.60%
Net expenses after fees waived or expenses reimbursed(e)	0.16%		0.22%		0.47%	(f)	0.62%	(f)	0.60%
Net investment income	0.01%		0.01%		0.07%		2.27%		4.72%
Supplemental data
Net assets, end of period (in thousands)	$579,896		$621,642		$959,022		$1,672,805		$1,337,525

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.28%.
(c)	During the year ended December 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.09%.
(d)	During the year ended December 31, 2008, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.57%.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)

The Investment Manager and certain of its affiliates agreed to waive/reimburse fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

The accompanying Notes to Financial Statements are an integral part of this statement.

228	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP — Diversified Bond Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.00	$11.14
Income from investment operations:
Net investment income	0.40	0.28
Net realized and unrealized gain	0.32	0.23
Total from investment operations	0.72	0.51
Less distributions to shareholders from:
Net investment income	(0.53)	(0.65)
Total distributions to shareholders	(0.53)	(0.65)
Net asset value, end of period	$11.19	$11.00
Total return	6.75%	4.73%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.55%	0.61%	(c)
Net expenses after fees waived or expenses reimbursed	0.55%	0.61%	(c)
Net investment income	3.66%	3.94%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,563,889	$2,224,176
Portfolio turnover	330% (d)	382%	(d)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 226% and 256% for the years ended December 31, 2011 and 2010, respectively.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.99	$11.14
Income from investment operations:
Net investment income	0.38	0.25
Net realized and unrealized gain	0.31	0.24
Total from investment operations	0.69	0.49
Less distributions to shareholders from:
Net investment income	(0.52)	(0.64)
Total distributions to shareholders	(0.52)	(0.64)
Net asset value, end of period	$11.16	$10.99
Total return	6.47%	4.60%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.80%	0.85%	(c)
Net expenses after fees waived or expenses reimbursed	0.80%	0.85%	(c)
Net investment income	3.47%	3.44%	(c)
Supplemental data
Net assets, end of period (in thousands)	$13,590	$3,422
Portfolio turnover	330% (d)	382%	(d)

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 226% and 256% for the years ended December 31, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	229

Financial Highlights (continued)

Columbia VP – Diversified Bond Fund (continued)

	Year ended Dec. 31,
	2011	2010	2009	2008	2007
Class 3
Per share data
Net asset value, beginning of period	$11.00	$10.76	$9.80	$10.50	$10.47
Income from investment operations:
Net investment income	0.39	0.40	0.43	0.50	0.50
Net realized and unrealized gain (loss)	0.32	0.48	0.95	(1.15)	0.03
Total from investment operations	0.71	0.88	1.38	(0.65)	0.53
Less distributions to shareholders from:
Net investment income	(0.51)	(0.64)	(0.42)	(0.05)	(0.49)
Tax return of capital	—	—	—	—	(0.01)
Total distributions to shareholders	(0.51)	(0.64)	(0.42)	(0.05)	(0.50)
Net asset value, end of period	$11.20	$11.00	$10.76	$9.80	$10.50
Total return	6.68%	8.33%	14.42%	(6.32% )	5.20%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.68%	0.71%	0.71%	0.72%	0.74%
Net expenses after fees waived or expenses reimbursed	0.68%	0.71%	0.71%	0.72%	0.74%
Net investment income	3.53%	3.62%	4.12%	4.77%	4.79%
Supplemental data
Net assets, end of period (in thousands)	$1,510,737	$1,712,149	$5,577,210	$4,479,609	$4,353,396
Portfolio turnover	330% (b)	382% (b)	434% (b)	231% (b)	289%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 226%, 256%, 308% and 120% for the years ended December 31, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

230	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – Dynamic Equity Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$19.34	$18.00
Income from investment operations:
Net investment income	0.32	0.20
Net realized and unrealized gain	0.72	1.14
Total from investment operations	1.04	1.34
Net asset value, end of period	$20.38	$19.34
Total return	5.38%	7.45%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.85%	0.84%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.78%	0.84%	(c)
Net investment income	1.60%	1.77%	(c)
Supplemental data
Net assets, end of period (in thousands)	$6	$5
Portfolio turnover	57%	87%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$19.32	$18.00
Income from investment operations:
Net investment income	0.32	0.17
Net realized and unrealized gain	0.66	1.15
Total from investment operations	0.98	1.32
Net asset value, end of period	$20.30	$19.32
Total return	5.07%	7.33%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.08%	1.11%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.00%	1.11%	(c)
Net investment income	1.61%	1.46%	(c)
Supplemental data
Net assets, end of period (in thousands)	$254	$32
Portfolio turnover	57%	87%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	231

Financial Highlights (continued)

Columbia VP – Dynamic Equity Fund (continued)

	Year ended Dec. 31,
	2011	2010	2009	2008	2007
Class 3
Per share data
Net asset value, beginning of period	$19.32	$16.46	$13.26	$25.27	$25.04
Income from investment operations:
Net investment income	0.29	0.23	0.26	0.38	0.35
Net realized and unrealized gain (loss)	0.72	2.63	2.94	(10.22)	0.39
Total from investment operations	1.01	2.86	3.20	(9.84)	0.74
Less distributions to shareholders from:
Net investment income	—	—	—	(0.04)	(0.34)
Net realized gains	—	—	—	(2.13)	(0.17)
Total distributions to shareholders	—	—	—	(2.17)	(0.51)
Net asset value, end of period	$20.33	$19.32	$16.46	$13.26	$25.27
Total return	5.23%	17.37%	24.13%	(42.16% )	2.93%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.96%	0.94%	0.71%	0.72%	0.86%
Net expenses after fees waived or expenses reimbursed(b)	0.91%	0.94%	0.71%	0.72%	0.86%
Net investment income	1.45%	1.36%	1.87%	1.77%	1.29%
Supplemental data
Net assets, end of period (in thousands)	$1,229,110	$1,373,003	$1,393,213	$1,348,591	$3,023,361
Portfolio turnover	57%	87%	70%	109%	66%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

232	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – Emerging Markets Opportunity Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$17.95	$15.68
Income from investment operations:
Net investment income	0.15	0.07
Net realized and unrealized gain (loss)	(3.83)	2.33
Total from investment operations	(3.68)	2.40
Less distributions to shareholders from:
Net investment income	(0.20)	(0.13)
Net realized gains	(0.25)	—
Total distributions to shareholders	(0.45)	(0.13)
Net asset value, end of period	$13.82	$17.95
Total return	(20.90% )	15.48%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.32%	1.37%	(c)
Net expenses after fees waived or expenses reimbursed	1.32%	1.37%	(c)
Net investment income	0.96%	0.71%	(c)
Supplemental data
Net assets, end of period (in thousands)	$500,581	$490,399
Portfolio turnover	100%	86%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$17.92	$15.68
Income from investment operations:
Net investment income (loss)	0.12	(0.04)
Net realized and unrealized gain (loss)	(3.83)	2.41
Total from investment operations	(3.71)	2.37
Less distributions to shareholders from:
Net investment income	(0.17)	(0.13)
Net realized gains	(0.25)	—
Total distributions to shareholders	(0.42)	(0.13)
Net asset value, end of period	$13.79	$17.92
Total return	(21.10% )	15.24%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.57%	1.56%	(c)
Net expenses after fees waived or expenses reimbursed	1.57%	1.56%	(c)
Net investment income (loss)	0.78%	(0.33%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$4,635	$2,050
Portfolio turnover	100%	86%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	233

Financial Highlights (continued)

Columbia VP – Emerging Markets Opportunity Fund (continued)

	Year ended Dec. 31,
	2011	2010	2009		2008	2007
Class 3
Per share data
Net asset value, beginning of period	$17.94	$15.20	$8.76		$22.49	$17.35
Income from investment operations:
Net investment income	0.13	0.11	0.06		0.16	0.14
Net realized and unrealized gain (loss)	(3.83)	2.85	6.42		(10.66)	6.11
Total from investment operations	(3.70)	2.96	6.48		(10.50)	6.25
Less distributions to shareholders from:
Net investment income	(0.18)	(0.22)	(0.04)		(0.12)	(0.11)
Net realized gains	(0.25)	—	—		(3.11)	(1.00)
Total distributions to shareholders	(0.43)	(0.22)	(0.04)		(3.23)	(1.11)
Proceeds from regulatory settlement	—	—	0.00	(a)	—	—
Net asset value, end of period	$13.81	$17.94	$15.20		$8.76	$22.49
Total return	(21.02% )	19.76%	74.08%		(53.71% )	38.11%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.44%	1.45%	1.42%		1.61%	1.50%
Net expenses after fees waived or expenses reimbursed	1.44%	1.45%	1.42%		1.61%	1.50%
Net investment income	0.83%	0.73%	0.52%		1.06%	0.73%
Supplemental data
Net assets, end of period (in thousands)	$368,548	$557,231	$911,711		$712,900	$961,963
Portfolio turnover	100%	86%	145%	(c)	140%	124%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The aggregate cost of securities purchased for purposes of portfolio turnover excludes $41,979,743 for securities received at value on February 13, 2009 in exchange for Fund shares issued.

The accompanying Notes to Financial Statements are an integral part of this statement.

234	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – Global Bond Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.70	$11.41
Income from investment operations:
Net investment income	0.39	0.25
Net realized and unrealized gain	0.18	0.50
Total from investment operations	0.57	0.75
Less distributions to shareholders from:
Net investment income	(0.36)	(0.46)
Net realized gains	(0.06)	—
Total distributions to shareholders	(0.42)	(0.46)
Net asset value, end of period	$11.85	$11.70
Total return	4.92%	6.72%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.75%	0.85%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.75%	0.85%	(c)
Net investment income	3.24%	3.35%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,197,612	$1,086,905
Portfolio turnover	50%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December. 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.69	$11.41
Income from investment operations:
Net investment income	0.35	0.22
Net realized and unrealized gain	0.19	0.51
Total from investment operations	0.54	0.73
Less distributions to shareholders from:
Net investment income	(0.34)	(0.45)
Net realized gains	(0.06)	—
Total distributions to shareholders	(0.40)	(0.45)
Net asset value, end of period	$11.83	$11.69
Total return	4.62%	6.54%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.99%	1.11%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.99%	1.10%	(c)
Net investment income	2.95%	2.90%	(c)
Supplemental data
Net assets, end of period (in thousands)	$5,578	$1,827
Portfolio turnover	50%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December. 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	235

Financial Highlights (continued)

Columbia VP – Global Bond Fund (continued)

	Year ended Dec. 31,
	2011	2010	2009	2008	2007
Class 3
Per share data
Net asset value, beginning of period	$11.70	$11.50	$10.50	$11.32	$10.90
Income from investment operations:
Net investment income	0.37	0.45	0.31	0.42	0.38
Net realized and unrealized gain (loss)	0.19	0.29	0.88	(0.46)	0.44
Total from investment operations	0.56	0.74	1.19	(0.04)	0.82
Less distributions to shareholders from:
Net investment income	(0.35)	(0.54)	(0.19)	(0.77)	(0.40)
Net realized gains	(0.06)	—	—	(0.01)	—
Total distributions to shareholders	(0.41)	(0.54)	(0.19)	(0.78)	(0.40)
Net asset value, end of period	$11.85	$11.70	$11.50	$10.50	$11.32
Total return	4.78%	6.58%	11.38%	(0.44% )	7.65%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.88%	0.95%	0.97%	0.97%	1.00%
Net expenses after fees waived or expenses reimbursed(b)	0.88%	0.95%	0.96%	0.97%	1.00%
Net investment income	3.13%	3.87%	2.78%	3.56%	3.45%
Supplemental data
Net assets, end of period (in thousands)	$456,088	$520,055	$1,676,097	$1,439,491	$1,327,706
Portfolio turnover	50%	66%	77%	62%	69%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

236	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – Global Inflation Protected Securities Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$9.54	$9.61
Income from investment operations:
Net investment income	0.36	0.21
Net realized and unrealized gain (loss)	0.55	(0.02)
Total from investment operations	0.91	0.19
Less distributions to shareholders from:
Net investment income	(0.74)	(0.24)
Net realized gains	(0.13)	(0.02)
Total distributions to shareholders	(0.87)	(0.26)
Net asset value, end of period	$9.58	$9.54
Total return	10.08%	2.06%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.56%	0.58% (c)
Net expenses after fees waived or expenses reimbursed	0.56%	0.58% (c)
Net investment income	3.81%	3.34% (c)
Supplemental data
Net assets, end of period (in thousands)	$2,546,875	$2,209,105
Portfolio turnover	66%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$9.52	$9.61
Income from investment operations:
Net investment income	0.31	0.39
Net realized and unrealized gain (loss)	0.59	(0.22)
Total from investment operations	0.90	0.17
Less distributions to shareholders from:
Net investment income	(0.74)	(0.24)
Net realized gains	(0.13)	(0.02)
Total distributions to shareholders	(0.87)	(0.26)
Net asset value, end of period	$9.55	$9.52
Total return	9.91%	1.80%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.81%	0.81% (c)
Net expenses after fees waived or expenses reimbursed	0.81%	0.81% (c)
Net investment income	3.31%	6.34% (c)
Supplemental data
Net assets, end of period (in thousands)	$5,016	$1,227
Portfolio turnover	66%	66%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	237

Financial Highlights (continued)

Columbia VP – Global Inflation Protected Securities Fund (continued)

	Year ended Dec. 31,
	2011	2010	2009		2008	2007
Class 3
Per share data
Net asset value, beginning of period	$9.54	$9.40	$10.06		$10.28	$9.76
Income from investment operations:
Net investment income	0.35	0.19	0.13		0.43	0.52
Net realized and unrealized gain (loss)	0.56	0.20	0.50		(0.40)	0.24
Total from investment operations	0.91	0.39	0.63		0.03	0.76
Less distributions to shareholders from:
Net investment income	(0.73)	(0.23)	(1.29)		(0.25)	(0.24)
Net realized gains	(0.13)	(0.02)	(0.00	)(a)	—	—
Total distributions to shareholders	(0.86)	(0.25)	(1.29)		(0.25)	(0.24)
Net asset value, end of period	$9.59	$9.54	$9.40		$10.06	$10.28
Total return	10.03%	4.13%	6.84%		0.14%	7.93%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.68%	0.70%	0.71%		0.73%	0.74%
Net expenses after fees waived or expenses reimbursed(c)	0.68%	0.70%	0.71%		0.72%	0.72%
Net investment income	3.70%	1.96%	1.41%		3.95%	4.50%
Supplemental data
Net assets, end of period (in thousands)	$319,854	$330,937	$2,348,120		$982,653	$820,061
Portfolio turnover	66%	66%	135%		54%	80%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

238	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – High Yield Bond Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$6.94	$7.09
Income from investment operations:
Net investment income	0.49	0.34
Net realized and unrealized gain (loss)	(0.10)	0.16
Total from investment operations	0.39	0.50
Less distributions to shareholders from:
Net investment income	(0.59)	(0.65)
Total distributions to shareholders	(0.59)	(0.65)
Net asset value, end of period	$6.74	$6.94
Total return	5.82%	7.98%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.73%	0.75%
Net expenses after fees waived or expenses reimbursed	0.73%	0.75%
Net investment income	7.23%	7.70%
Supplemental data
Net assets, end of period (in thousands)	$6	$5
Portfolio turnover	76%	88%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$6.93	$7.09
Income from investment operations:
Net investment income	0.47	0.30
Net realized and unrealized gain (loss)	(0.10)	0.18
Total from investment operations	0.37	0.48
Less distributions to shareholders from:
Net investment income	(0.59)	(0.64)
Total distributions to shareholders	(0.59)	(0.64)
Net asset value, end of period	$6.71	$6.93
Total return	5.46%	7.79%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.01%	1.05%
Net expenses after fees waived or expenses reimbursed	1.01%	1.05%
Net investment income	6.98%	6.83%
Supplemental data
Net assets, end of period (in thousands)	$6,894	$2,132
Portfolio turnover	76%	88%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	239

Financial Highlights (continued)

Columbia VP – High Yield Bond Fund (continued)

	Year ended Dec. 31,
	2011	2010	2009	2008	2007
Class 3
Per share data
Net asset value, beginning of period	$6.93	$6.71	$4.84	$6.48	$6.85
Income from investment operations:
Net investment income	0.49	0.52	0.55	0.66	0.50
Net realized and unrealized gain (loss)	(0.11)	0.34	1.94	(2.28)	(0.37)
Total from investment operations	0.38	0.86	2.49	(1.62)	0.13
Less distributions to shareholders from:
Net investment income	(0.58)	(0.64)	(0.62)	(0.02)	(0.50)
Total distributions to shareholders	(0.58)	(0.64)	(0.62)	(0.02)	(0.50)
Net asset value, end of period	$6.73	$6.93	$6.71	$4.84	$6.48
Total return	5.68%	13.96%	53.86%	(25.19% )	1.86%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.88%	0.88%	0.86%	0.89%	0.87%
Net expenses after fees waived or expenses reimbursed	0.88%	0.88%	0.86%	0.89%	0.87%
Net investment income	7.08%	7.65%	9.43%	8.84%	7.38%
Supplemental data
Net assets, end of period (in thousands)	$596,351	$677,780	$727,045	$522,569	$1,032,310
Portfolio turnover	76%	88%	102%	58%	84%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.

240	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – Income Opportunities Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.69	$11.25
Income from investment operations:
Net investment income	0.70	0.51
Net realized and unrealized gain (loss)	(0.04)	0.23
Total from investment operations	0.66	0.74
Less distributions to shareholders from:
Net investment income	(1.03)	(1.30)
Net realized gains	(0.30)	—
Total distributions to shareholders	(1.33)	(1.30)
Net asset value, end of period	$10.02	$10.69
Total return	6.42%	7.68%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.72%	0.78%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.72%	0.78%	(c)
Net investment income	6.76%	7.47%	(c)
Supplemental data
Net assets, end of period (in thousands)	$983,282	$842,202
Portfolio turnover	66%	77%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.67	$11.25
Income from investment operations:
Net investment income	0.66	0.47
Net realized and unrealized gain (loss)	(0.03)	0.24
Total from investment operations	0.63	0.71
Less distributions to shareholders from:
Net investment income	(1.02)	(1.29)
Net realized gains	(0.30)	—
Total distributions to shareholders	(1.32)	(1.29)
Net asset value, end of period	$9.98	$10.67
Total return	6.17%	7.44%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.97%	1.01%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.96%	1.01%	(c)
Net investment income	6.54%	6.87%	(c)
Supplemental data
Net assets, end of period (in thousands)	$4,704	$929
Portfolio turnover	66%	77%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	241

Financial Highlights (continued)

Columbia VP – Income Opportunities Fund (continued)

	Year ended Dec. 31,
	2011	2010	2009	2008	2007
Class 3
Per share data
Net asset value, beginning of period	$10.71	$10.71	$7.99	$9.86	$10.32
Income from investment operations:
Net investment income	0.69	0.81	0.84	0.69	0.70
Net realized and unrealized gain (loss)	(0.05)	0.47	2.46	(2.54)	(0.44)
Total from investment operations	0.64	1.28	3.30	(1.85)	0.26
Less distributions to shareholders from:
Net investment income	(1.01)	(1.28)	(0.58)	(0.02)	(0.68)
Net realized gains	(0.30)	—	—	—	(0.02)
Tax return of capital	—	—	—	—	(0.02)
Total distributions to shareholders	(1.31)	(1.28)	(0.58)	(0.02)	(0.72)
Net asset value, end of period	$10.04	$10.71	$10.71	$7.99	$9.86
Total return	6.26%	13.04%	42.41%	(18.82% )	2.65%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.85%	0.86%	0.88%	0.92%	0.91%
Net expenses after fees waived or expenses reimbursed(b)	0.85%	0.86%	0.88%	0.92%	0.91%
Net investment income	6.63%	7.38%	8.63%	8.04%	6.89%
Supplemental data
Net assets, end of period (in thousands)	$236,367	$251,747	$2,003,909	$755,538	$735,780
Portfolio turnover	66%	77%	70%	76%	98%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

242	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – Mid Cap Growth Opportunity Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$14.55	$13.30
Income from investment operations:
Net investment loss	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(2.17)	1.26
Total from investment operations	(2.18)	1.25
Net asset value, end of period	$12.37	$14.55
Total return	(14.98% )	9.40%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.92%	0.81%	(c)
Net expenses after fees waived or expenses reimbursed	0.92%	0.81%	(c)
Net investment loss	(0.08% )	(0.09%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$5	$5
Portfolio turnover	165%	100%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$14.53	$13.30
Income from investment operations:
Net investment loss	(0.03)	(0.03)
Net realized and unrealized gain (loss)	(2.18)	1.26
Total from investment operations	(2.21)	1.23
Net asset value, end of period	$12.32	$14.53
Total return	(15.21% )	9.25%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.18%	1.09%	(c)
Net expenses after fees waived or expenses reimbursed	1.18%	1.09%	(c)
Net investment loss	(0.25% )	(0.31%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$572	$134
Portfolio turnover	165%	100%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	243

Financial Highlights (continued)

Columbia VP – Mid Cap Growth Opportunity Fund (continued)

	Year ended Dec. 31,
	2011	2010		2009		2008		2007
Class 3
Per share data
Net asset value, beginning of period	$14.53	$11.51		$7.04		$12.85		$11.42
Income from investment operations:
Net investment loss	(0.03)	(0.02)		(0.01)		(0.00	)(a)	(0.02)
Net realized and unrealized gain (loss)	(2.16)	3.04		4.48		(5.74)		1.58
Total from investment operations	(2.19)	3.02		4.47		(5.74)		1.56
Less distributions to shareholders from:
Net investment income	—	—		—		(0.00	)(a)	(0.01)
Net realized gains	—	—		—		(0.07)		(0.12)
Total distributions to shareholders	—	—		—		(0.07)		(0.13)
Net asset value, end of period	$12.34	$14.53		$11.51		$7.04		$12.85
Total return	(15.07% )	26.28%		63.39%		(44.84%	)	13.74%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.03%	0.99%		1.07%		0.88%		0.86%
Net expenses after fees waived or expenses reimbursed	1.03%	0.99%		1.07%		0.88%		0.86%
Net investment loss	(0.20% )	(0.19%	)	(0.15%	)	(0.01%	)	(0.12% )
Supplemental data
Net assets, end of period (in thousands)	$292,116	$407,945		$380,078		$256,228		$593,253
Portfolio turnover	165%	100%		126%		70%		93%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.

244	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Davis New York Venture Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.00	$9.54
Income from investment operations:
Net investment income	0.10	0.06
Net realized and unrealized gain (loss)	(0.45)	0.40
Total from investment operations	(0.35)	0.46
Net asset value, end of period	$9.65	$10.00
Total return	(3.50% )	4.82%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.82%	0.82%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.78%	0.82%	(c)
Net investment income	1.01%	0.98%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,276,709	$1,348,356
Portfolio turnover	21%	32%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$9.99	$9.54
Income from investment operations:
Net investment income	0.07	0.06
Net realized and unrealized gain (loss)	(0.43)	0.39
Total from investment operations	(0.36)	0.45
Net asset value, end of period	$9.63	$9.99
Total return	(3.60% )	4.72%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.08%	0.88%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.03%	0.88%	(c)
Net investment income	0.76%	1.04%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,330	$472
Portfolio turnover	21%	32%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	245

Financial Highlights (continued)

VP – Davis New York Venture Fund (continued)

	Year ended Dec. 31,
	2011	2010	2009	2008		2007
Class 3
Per share data
Net asset value, beginning of period	$9.99	$8.96	$6.82	$11.20		$10.92
Income from investment operations:
Net investment income	0.09	0.03	0.05	0.06		0.11
Net realized and unrealized gain (loss)	(0.44)	1.00	2.09	(4.35)		0.30
Total from investment operations	(0.35)	1.03	2.14	(4.29)		0.41
Less distributions to shareholders from:
Net investment income	—	—	—	(0.00	)(a)	(0.11)
Net realized gains	—	—	—	(0.09)		(0.02)
Total distributions to shareholders	—	—	—	(0.09)		(0.13)
Net asset value, end of period	$9.64	$9.99	$8.96	$6.82		$11.20
Total return	(3.50% )	11.52%	31.33%	(38.58%	)	3.84%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.94%	1.05%	0.94%	1.06%		0.99%
Net expenses after fees waived or expenses reimbursed(c)	0.90%	1.05%	0.94%	1.03%		0.99%
Net investment income	0.89%	0.35%	0.64%	0.81%		1.03%
Supplemental data
Net assets, end of period (in thousands)	$61,213	$79,768	$2,022,696	$842,243		$785,968
Portfolio turnover	21%	32%	21%	18%		12%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

246	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Goldman Sachs Mid Cap Value Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.18	$10.44
Income from investment operations:
Net investment income	0.09	0.06
Net realized and unrealized gain (loss)	(0.79)	0.68
Total from investment operations	(0.70)	0.74
Net asset value, end of period	$10.48	$11.18
Total return	(6.26% )	7.09%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.90%	0.92%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.90%	0.92%	(c)
Net investment income	0.77%	0.92%	(c)
Supplemental data
Net assets, end of period (in thousands)	$840,305	$886,881
Portfolio turnover	76%	85%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.17	$10.44
Income from investment operations:
Net investment income	0.07	0.07
Net realized and unrealized gain (loss)	(0.80)	0.66
Total from investment operations	(0.73)	0.73
Net asset value, end of period	$10.44	$11.17
Total return	(6.53% )	6.99%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.16%	1.19%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.16%	1.19%	(c)
Net investment income	0.67%	0.98%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,068	$527
Portfolio turnover	76%	85%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	247

Financial Highlights (continued)

VP – Goldman Sachs Mid Cap Value Fund (continued)

	Year ended Dec. 31,
	2011	2010	2009	2008	2007
Class 3
Per share data
Net asset value, beginning of period	$11.18	$9.17	$6.72	$10.69	$11.37
Income from investment operations:
Net investment income	0.07	0.06	0.10	0.16	0.11
Net realized and unrealized gain (loss)	(0.78)	1.95	2.35	(4.05)	0.59
Total from investment operations	(0.71)	2.01	2.45	(3.89)	0.70
Less distributions to shareholders from:
Net investment income	—	—	—	—	(0.13)
Net realized gains	—	—	—	(0.08)	(1.25)
Total distributions to shareholders	—	—	—	(0.08)	(1.38)
Net asset value, end of period	$10.47	$11.18	$9.17	$6.72	$10.69
Total return	(6.35% )	21.87%	36.47%	(36.58% )	6.03%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.03%	1.14%	1.56%	4.35%	2.09%
Net expenses after fees waived or expenses reimbursed(b)	1.03%	1.05%	1.17%	1.14%	1.05%
Net investment income	0.64%	0.64%	1.36%	1.57%	0.88%
Supplemental data
Net assets, end of period (in thousands)	$15,072	$16,108	$13,938	$12,020	$26,516
Portfolio turnover	76%	85%	99%	96%	93%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

248	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Partners Small Cap Value Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$15.28	$14.34
Income from investment operations:
Net investment income	0.06	0.05
Net realized and unrealized gain (loss)	(0.72)	0.89
Total from investment operations	(0.66)	0.94
Net asset value, end of period	$14.62	$15.28
Total return	(4.32% )	6.56%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.04%	1.11%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.01%	1.09%	(c)
Net investment income	0.38%	0.56%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,260,436	$1,168,661
Portfolio turnover	58%	57%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$15.25	$14.34
Income from investment operations:
Net investment income	0.02	0.03
Net realized and unrealized gain (loss)	(0.71)	0.88
Total from investment operations	(0.69)	0.91
Net asset value, end of period	$14.56	$15.25
Total return	(4.52% )	6.35%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.29%	1.31%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.26%	1.31%	(c)
Net investment income	0.16%	0.33%	(c)
Supplemental data
Net assets, end of period (in thousands)	$804	$484
Portfolio turnover	58%	57%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (commencement of operations) to December 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	249

Financial Highlights (continued)

VP – Partners Small Cap Value Fund (continued)

	Year ended Dec. 31,
	2011	2010	2009	2008	2007
Class 3
Per share data
Net asset value, beginning of period	$15.26	$12.26	$8.98	$13.63	$14.89
Income from investment operations:
Net investment income	0.04	0.02	0.04	0.08	0.11
Net realized and unrealized gain (loss)	(0.72)	2.98	3.24	(4.26)	(0.81)
Total from investment operations	(0.68)	3.00	3.28	(4.18)	(0.70)
Less distributions to shareholders from:
Net investment income	—	—	—	(0.01)	(0.12)
Net realized gains	—	—	—	(0.46)	(0.44)
Total distributions to shareholders	—	—	—	(0.47)	(0.56)
Net asset value, end of period	$14.58	$15.26	$12.26	$8.98	$13.63
Total return	(4.46% )	24.43%	36.55%	(31.57% )	(4.90% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.16%	1.22%	1.27%	1.27%	1.28%
Net expenses after fees waived or expenses reimbursed(b)	1.13%	1.22%	1.26%	1.22%	1.23%
Net investment income	0.24%	0.14%	0.43%	0.84%	0.73%
Supplemental data
Net assets, end of period (in thousands)	$220,667	$284,055	$1,321,826	$916,221	$1,024,352
Portfolio turnover	58%	57%	58%	76%	58%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

250	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Notes to Financial Statements

December 31, 2011

Note 1. Organization

Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Prior to April 25, 2011, the Trust was named RiverSource Variable Series Trust. Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds): Columbia Variable Portfolio – Balanced Fund (formerly known as RiverSource Variable Portfolio – Balanced Fund); Columbia Variable Portfolio – Cash Management Fund (formerly known as RiverSource Variable Portfolio – Cash Management Fund); Columbia Variable Portfolio – Diversified Bond Fund (formerly known as RiverSource Variable Portfolio – Diversified Bond Fund); Columbia Variable Portfolio – Dynamic Equity Fund (formerly known as RiverSource Variable Portfolio – Dynamic Equity Fund); Columbia Variable Portfolio – Emerging Markets Opportunity Fund (formerly known as Threadneedle Variable Portfolio – Emerging Markets Fund); Columbia Variable Portfolio – Global Bond Fund (formerly known as RiverSource Variable Portfolio – Global Bond Fund); Columbia Variable Portfolio – Global Inflation Protected Securities Fund (formerly known as RiverSource Variable Portfolio – Global Inflation Protected Securities Fund); Columbia Variable Portfolio – High Yield Bond Fund (formerly known as RiverSource Variable Portfolio – High Yield Bond Fund); Columbia Variable Portfolio – Income Opportunities Fund (formerly known as RiverSource Variable Portfolio – Income Opportunities Fund); Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (formerly known as RiverSource Variable Portfolio – Mid Cap Growth Fund); Variable Portfolio – Davis New York Venture Fund; Variable Portfolio – Goldman Sachs Mid Cap Value Fund and Variable Portfolio – Partners Small Cap Value Fund. Reference to shares and shareholders within these financial statements refer to both shares and partners’ interests as well as shareholders and partners, respectively.

Each Fund, other than Columbia Variable Portfolio – Global Bond Fund and Columbia Variable Portfolio – Global Inflation Protected Securities Fund, currently operates as a diversified fund. Columbia Variable Portfolio – Global Bond Fund and Columbia Variable Portfolio – Global Inflation Protected Securities Fund are non-diversified funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund, except Columbia Variable Portfolio – Balanced Fund, offers Class 1, Class 2 and Class 3 shares (Columbia Variable Portfolio – Balanced Fund offers only Class 3 shares) to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You invest by participating in a qualified plan or buying a contract and making allocations to one or more Funds. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	251

Notes to Financial Statements (continued)

Asset and mortgaged backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

For all Funds except Columbia Variable Portfolio – Cash Management Fund, short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Securities in the Columbia Variable Portfolio – Cash Management Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

252	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

Each Fund may invest in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Each Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

Each Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Certain Funds utilized forward foreign currency exchange contracts as detailed below:

Forward foreign currency exchange contracts	Funds
The Fund’s custodian entered into forward foreign currency exchange contracts on the Fund’s behalf in order to facilitate the settlement of purchases and sales of securities.	Columbia Variable Portfolio – Emerging Markets Opportunity Fund and Variable Portfolio – Davis New York Venture Fund
To hedge the currency exposure associated with some or all of the Fund’s securities.	Columbia Variable Portfolio – Global Bond Fund and Columbia Variable Portfolio – Global Inflation Protected Securities Fund
To shift foreign currency exposure back to U.S. dollars.	Columbia Variable Portfolio – Global Bond Fund and Columbia Variable Portfolio – Global Inflation Protected Securities Fund
To shift investment exposure from one currency to another.	Columbia Variable Portfolio – Diversified Bond Fund, Columbia Variable Portfolio – Global Bond Fund and Columbia Variable Portfolio – Global Inflation Protected Securities Fund
To shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.	Columbia Variable Portfolio – Global Bond Fund and Columbia Variable Portfolio – Global Inflation Protected Securities Fund
For the settlement of purchases and sales of securities.	Columbia Variable Portfolio – Global Bond Fund and Columbia Variable Portfolio – Global Inflation Protected Securities Fund
To go long and short currency exposure	Columbia Variable Portfolio – Global Bond Fund

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	253

Notes to Financial Statements (continued)

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:

Futures contracts	Funds
To produce incremental earnings.	Columbia Variable Portfolio – Global Bond Fund and Columbia Variable Portfolio –Global Inflation Protected Securities Fund
To manage the duration and yield curve exposure of the Fund versus the benchmark.	Columbia Variable Portfolio – Balanced Fund, Columbia Variable Portfolio –Diversified Bond Fund, Columbia Variable Portfolio – Global Bond Fund and Columbia Variable Portfolio – Global Inflation Protected Securities Fund
To manage exposure to movements in interest rates.	Columbia Variable Portfolio – Balanced Fund, Columbia Variable Portfolio –Diversified Bond Fund, Columbia Variable Portfolio – Global Bond Fund and Columbia Variable Portfolio – Global Inflation Protected Securities Fund
To maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.	Columbia Variable Portfolio – Dynamic Equity Fund
To go long and short duration exposures	Columbia Variable Portfolio – Global Bond Fund

Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contracts, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. Columbia Variable Portfolio – Diversified Bond Fund entered into credit default swap contracts to increase or decrease its credit exposure to a single issuer of debt securities and increase or decrease its credit exposure to a specific debt security or a basket of debt securities. Additionally, credit default swap contracts were used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation

254	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

(depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

At December 31, 2011, cash collateral of $3,313,000 was pledged to Columbia Variable Portfolio – Diversified Bond Fund for outstanding credit default swap contracts.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Variable Portfolio – Balanced Fund

Fair Values of Derivative Instruments at December 31, 2011

	Asset Derivatives			Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	$—	*	Net assets — unrealized depreciation on futures contracts	$68,142	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Interest rate contracts	$310,150

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	255

Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Interest rate contracts	$(442,654)

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Futures Contracts	845

Columbia Variable Portfolio – Diversified Bond Fund

Fair Values of Derivative Instruments at December 31, 2011

	Asset Derivatives			Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on swap contracts	$2,342,292		Unrealized depreciation on swap contracts	$4,020,465
Credit contracts	Premiums paid on outstanding credit default swap contracts	14,474,847		Premiums received on outstanding credit default swap contracts	449,814
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	752,942	*	Net assets — unrealized depreciation on futures contracts	7,113,782	*
Total		$17,570,081			$11,584,061

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$—	$(1,238,087)	$(1,238,087)
Foreign exchange contracts	1,307,080	—	—	$1,307,080
Interest rate contracts	—	(49,638,931)	—	$(49,638,931)
Total	$1,307,080	$(49,638,931)	$(1,238,087)	$(49,569,938)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$—	$(1,678,173)	$(1,678,173)
Foreign exchange contracts	382,304	—	—	$382,304
Interest rate contracts	—	(3,818,486)	—	$(3,818,486)
Total	$382,304	$(3,818,486)	$(1,678,173)	$(5,114,355)

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	72
Futures Contracts	38,308

256	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Contracts Opened

Aggregate Notional Opened
Credit Default Swap Contracts — Buy Protection	$405,040,000
Credit Default Swap Contracts — Sell Protection	$18,355,000

Columbia Variable Portfolio – Dynamic Equity Fund

Fair Values of Derivative Instruments at December 31, 2011

	Asset Derivatives			Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Net assets — unrealized appreciation on futures contracts	$334,237	*	Net assets — unrealized depreciation on futures contracts	$—	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Equity contracts	$1,167,127

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Equity contracts	$69,594

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Futures Contracts	757

Columbia Variable Portfolio – Emerging Markets Opportunity Fund

Fair Values of Derivative Instruments at December 31, 2011

At December 31, 2011, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(353,599)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	257

Notes to Financial Statements (continued)

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	485

Columbia Variable Portfolio – Global Bond Fund

Fair Values of Derivative Instruments at December 31, 2011

	Asset Derivatives			Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$8,186,394		Unrealized depreciation on forward foreign currency exchange contracts	$6,829,593
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	4,999,576	*	Net assets — unrealized depreciation on futures contracts	2,510,018	*
Total		$13,185,970			$9,339,611

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Foreign exchange contracts	$4,959,824	$—	$4,959,824
Interest rate contracts	—	(10,563,528)	$(10,563,528)
Total	$4,959,824	$(10,563,528)	$(5,603,704)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Foreign exchange contracts	$518,110	$—	$518,110
Interest rate contracts	—	1,631,631	$1,631,631
Total	$518,110	$1,631,631	$2,149,741

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	511
Futures Contracts	24,238

258	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Global Inflation Protected Securities Fund

Fair Values of Derivative Instruments at December 31, 2011

	Asset Derivatives			Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$13,296,232		Unrealized depreciation on forward foreign currency exchange contracts	$1,840,261
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	1,558,206	*	Net assets — unrealized depreciation on futures contracts	847,925	*
Total		$14,854,438			$2,688,186

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Foreign exchange contracts	$(11,867,935)	$—	$(11,867,935)
Interest rate contracts	—	(9,348,723)	$(9,348,723)
Total	$(11,867,935)	$(9,348,723)	$(21,216,658)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Foreign exchange contracts	$10,693,218	$—	$10,693,218
Interest rate contracts	—	2,458,306	$2,458,306
Total	$10,693,218	$2,458,306	$13,151,524

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	215
Futures Contracts	20,295
Options Contracts	282

Columbia Variable Portfolio – Davis New York Venture Fund

Fair Values of Derivative Instruments at December 31, 2011

At December 31, 2011, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(636)

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	259

Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	131

Repurchase Agreements

The Funds may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Investments in Loans

The senior loans acquired by the Funds typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Funds may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Delayed Delivery Securities and Forward Sale Commitments

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits because it receives negotiated amounts in the form of reductions of the purchase price of the commitment plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the

260	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

forward purchase and sale of each forward roll as a realized gain or loss. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Funds treat “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Treasury Inflation Protected Securities

Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

Certain Funds may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Certain Funds receive information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management’s estimates if actual information has not yet been reported. Management’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	261

Notes to Financial Statements (continued)

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity.

Columbia Variable Portfolio – Balanced Fund, Columbia Variable Portfolio – Dynamic Equity Fund, Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, Variable Portfolio – Davis New York Venture Fund, Variable Portfolio – Goldman Sachs Mid Cap Value Fund and Variable Portfolio – Partners Small Cap Value Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Columbia Variable Portfolio – Cash Management Fund, Columbia Variable Portfolio – Diversified Bond Fund, Columbia Variable Portfolio – Emerging Markets Opportunity Fund, Columbia Variable Portfolio – Global Bond Fund, Columbia Variable Portfolio – Global Inflation Protected Securities Fund, Columbia Variable Portfolio – High Yield Bond Fund and Columbia Variable Portfolio – Income Opportunities Fund intend to qualify each year as separate “regulated investment companies” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Subaccounts

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed quarterly, when available, for Columbia Variable Portfolio – Cash Management Fund. Dividends from net investment income are declared and distributed quarterly, when available, for Columbia Variable Portfolio – Emerging Markets Opportunity Fund and Columbia Variable Portfolio – Global Bond Fund. Dividends from net investment income are declared and distributed annually, when available, for Columbia Variable Portfolio – Diversified Bond Fund, Columbia Variable Portfolio – Global Inflation Protected Securities Fund, Columbia Variable Portfolio – High Yield Bond Fund and Columbia Variable Portfolio – Income Opportunities Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trusts’ organizational documents and, in some cases by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its Funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued

262	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the management of the Funds. Certain Funds, as described below, have entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds’ subadvisers. See Subadvisory Agreements below. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines as the Fund’s net assets increase. The current annual percentage range for each Fund is as follows:

Fund	High	Low
Columbia Variable Portfolio – Balanced Fund	0.66%	0.49%
Columbia Variable Portfolio – Cash Management Fund	0.33	0.15
Columbia Variable Portfolio – Diversified Bond Fund	0.43	0.30
Columbia Variable Portfolio – Dynamic Equity Fund	0.71	0.54
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	1.10	0.90
Columbia Variable Portfolio – Global Bond Fund	0.57	0.47
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	0.44	0.25
Columbia Variable Portfolio – High Yield Bond Fund	0.59	0.36
Columbia Variable Portfolio – Income Opportunities Fund	0.59	0.36
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	0.76	0.62
Variable Portfolio – Davis New York Venture Fund	0.73	0.60
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	0.78	0.65
Variable Portfolio – Partners Small Cap Value Fund	0.97	0.87

Prior to April 1, 2011, the management fee annual percentage range for Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund was equal to a percentage of the Fund’s average daily net assets that declined from 0.70% to 0.475% as the Fund’s net assets increased.

Prior to April 30, 2011, the management fee annual percentage range for certain Funds was as follows:

Fund	High	Low
Columbia Variable Portfolio – Balanced Fund	0.530%	0.350%
Columbia Variable Portfolio – Diversified Bond Fund	0.480	0.290
Columbia Variable Portfolio – Dynamic Equity Fund	0.600	0.375
Columbia Variable Portfolio – Global Bond Fund	0.720	0.520
Columbia Variable Portfolio – Income Opportunities Fund	0.610	0.380

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	263

Notes to Financial Statements (continued)

For the following Funds, prior to April 30, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class 3 share of the Fund and the annualized performance of the stated Index. The maximum adjustment was 0.08% for Columbia Variable Portfolio – Balanced Fund and 0.12% for each other Fund. If the performance difference was less than 0.50%, the adjustment was zero. The index name and the amount the management fee was increased (decreased) for each Fund for the year ended December 31, 2011 was:

Fund	Index	Increase (decrease)
Columbia Variable Portfolio – Balanced Fund*	Lipper Balanced Funds Index	$93,581
Columbia Variable Portfolio – Dynamic Equity Fund*	Lipper Large-Cap Core Funds Index	643,160
Columbia Variable Portfolio – Emerging Markets Opportunity Fund*	Lipper Emerging Markets Funds Index	(37,549)
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund**	Lipper Mid-Cap Growth Funds Index	(34,791)
Variable Portfolio – Davis New York Venture Fund**	Lipper Large-Cap Core Funds Index	(253,348)
Variable Portfolio – Goldman Sachs Mid Cap Value Fund*	Lipper Mid-Cap Value Funds Index	30,860
Variable Portfolio – Partners Small Cap Value Fund*	Lipper Small-Cap Value Funds Index	(383,512)

*	Effective April 30, 2011, the PIA was terminated.
**	Effective October 1, 2010, the Investment Manager agreed that for a transitional period of 6 months (which was equal to half of the Fund’s rolling performance fee calculation period), the Fund would compensate the Investment Manager at the lower of: (1) the management fee calculated and capped at the rate calculated under the current IMSA agreement prior to any PIA, or (2) the fee calculated under the current IMSA including any applicable downward adjustment under the terms of the PIA. Effective April 1, 2011, the PIA was eliminated.

The effective management fee rate, as a percentage of each Fund’s average daily net assets including any adjustments under the terms of the PIA, was as follows for the year ended December 31, 2011:

Fund	Management fee
Columbia Variable Portfolio – Balanced Fund	0.61%
Columbia Variable Portfolio – Cash Management Fund	0.33
Columbia Variable Portfolio – Diversified Bond Fund	0.42
Columbia Variable Portfolio – Dynamic Equity Fund	0.69
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	1.07
Columbia Variable Portfolio – Global Bond Fund	0.59
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	0.42
Columbia Variable Portfolio – High Yield Bond Fund	0.58
Columbia Variable Portfolio – Income Opportunities Fund	0.58
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	0.73
Variable Portfolio – Davis New York Venture Fund	0.69
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	0.77
Variable Portfolio – Partners Small Cap Value Fund	0.89

Subadvisory Agreements

The Investment Manager contracts with and compensates subadvisers to manage the investment of each Fund’s assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:

Fund	Subadviser
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	Threadneedle International Limited (Threadneedle)*
Variable Portfolio – Davis New York Venture Fund	Davis Selected Advisers, L.P.
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	Goldman Sachs Asset Management, Inc.
Variable Portfolio – Partners Small Cap Value Fund	Barrow, Hanley, Mewhinney & Strauss, LLC Donald Smith & Co., Inc. River Road Asset Management, LLC Denver Investment Advisors LLC Turner Investments, L.P.

*	An affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial.

For Variable Portfolio – Partners Small Cap Value Fund, each subadviser manages a portion of the assets of the Fund. New investments, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination, subject to the oversight of the Board, of the allocation that is in the best interests of the Fund’s shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations.

264	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Funds pay the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines as each Fund’s net assets increase. The fee rate range for each Fund and the fee rate of each Fund’s average daily net assets for the year ended December 31, 2011, was as follows:

Fund	High	Low	Administration fee %
Columbia Variable Portfolio – Balanced Fund	0.06%	0.03%	0.06%
Columbia Variable Portfolio – Cash Management Fund	0.06	0.03	0.06
Columbia Variable Portfolio – Diversified Bond Fund	0.07	0.04	0.06
Columbia Variable Portfolio – Dynamic Equity Fund	0.06	0.03	0.06
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	0.08	0.05	0.08
Columbia Variable Portfolio – Global Bond Fund	0.08	0.05	0.08
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	0.07	0.04	0.06
Columbia Variable Portfolio – High Yield Bond Fund	0.07	0.04	0.07
Columbia Variable Portfolio – Income Opportunities Fund	0.07	0.04	0.07
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	0.06	0.03	0.06
Variable Portfolio – Davis New York Venture Fund	0.06	0.03	0.06
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	0.06	0.03	0.06
Variable Portfolio – Partners Small Cap Value Fund	0.08	0.05	0.08

Other Fees

Other expenses are for, among other things, certain expenses of the Funds or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to each Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were as follows:

Fund	Amount Paid
Columbia Variable Portfolio – Balanced Fund	$4,917
Columbia Variable Portfolio – Cash Management Fund	4,649
Columbia Variable Portfolio – Diversified Bond Fund	19,851
Columbia Variable Portfolio – Dynamic Equity Fund	7,057
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	5,474
Columbia Variable Portfolio – Global Bond Fund	8,570
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	13,198
Columbia Variable Portfolio – High Yield Bond Fund	3,938
Columbia Variable Portfolio – Income Opportunities Fund	6,447
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	2,626
Variable Portfolio – Davis New York Venture Fund	7,263
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	4,761
Variable Portfolio – Partners Small Cap Value Fund	7,102

Compensation of Board Members

Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of each Fund as defined under the 1940 Act may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

Transfer Agency Fees

The Funds have a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	265

Notes to Financial Statements (continued)

Distribution Fees

The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of each Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective April 30, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fund	Class 1	Class 2	Class 3
Columbia Variable Portfolio – Balanced Fund	N/A	N/A	0.82%
Columbia Variable Portfolio – Cash Management Fund	0.455%	0.705%	0.58
Columbia Variable Portfolio – Dynamic Equity Fund	0.735	0.985	0.86
Columbia Variable Portfolio – Global Bond Fund	0.835	1.085	0.96
Columbia Variable Portfolio – Income Opportunities Fund	0.705	0.955	0.83
Variable Portfolio – Davis New York Venture Fund	0.775	1.025	0.90
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	1.035	1.285	1.16
Variable Portfolio – Partners Small Cap Value Fund	1.015	1.265	1.14

Prior to April 30, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fund	Class 1	Class 2	Class 3
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	1.405%	1.655%	1.53%
Columbia Variable Portfolio – Global Bond Fund	0.845	1.095	0.97
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	0.635	0.885	0.76
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	0.955	1.205	1.08
Variable Portfolio – Davis New York Venture Fund	0.865	1.115	0.99
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	1.075	1.325	1.20
Variable Portfolio – Partners Small Cap Value Fund	1.075	1.325	1.20

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

From time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Columbia Variable Portfolio – Cash Management Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice.

266	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended December 31, 2011, these differences are primarily due to differing treatments for futures and options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, passive foreign investment company (PFIC) holdings, investments in partnerships, post-October losses, interest on bonds, foreign tax credits and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Fund	Undistributed (excess of distributions over) net investment income	Accumulated net realized gain (loss)	Paid-in capital increase (decrease)
Columbia Variable Portfolio – Diversified Bond Fund	$15,823,216	$(15,823,216)	$—
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	164,492	(164,492)	—
Columbia Variable Portfolio – Global Bond Fund	1,772,948	(1,772,948)	—
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	(12,207,138)	12,207,138	—
Columbia Variable Portfolio – High Yield Bond Fund	(4,553,670)	(270,557)	4,824,227
Columbia Variable Portfolio – Income Opportunities Fund	5,595	(5,595)	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Columbia Variable Portfolio – Cash Management Fund	$82,021	$—	$88,720	$—
Columbia Variable Portfolio – Diversified Bond Fund	185,574,106	—	209,992,016	—
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	11,128,101	15,307,256	13,645,187	—
Columbia Variable Portfolio – Global Bond Fund	50,957,074	7,377,820	72,733,938	—
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	228,230,130	15,132,461	59,397,779	628,759
Columbia Variable Portfolio – High Yield Bond Fund	53,150,517	—	62,430,707	—
Columbia Variable Portfolio – Income Opportunities Fund	111,778,553	30,474,383	115,487,853	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed accumulated long-term gain	Accumulated realized loss	Unrealized appreciation (depreciation)
Columbia Variable Portfolio – Cash Management Fund	$2,279	$—	$(2,605,061)	$(28,641)
Columbia Variable Portfolio – Diversified Bond Fund	188,487,531	63,649,744	—	98,689,501
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	—	21,706,790	—	(47,773,892)
Columbia Variable Portfolio – Global Bond Fund	32,063,206	4,686,633	—	71,814,435
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	140,305,427	23,365,596	—	(140,515,729)
Columbia Variable Portfolio – High Yield Bond Fund	45,734,627	—	(123,501,096)	9,900,463
Columbia Variable Portfolio – Income Opportunities Fund	80,999,421	22,793,023	—	28,437,415

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	267

Notes to Financial Statements (continued)

At December 31, 2011, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net appreciation (depreciation)
Columbia Variable Portfolio – Cash Management Fund	$873,878,835	$—	$—	$—
Columbia Variable Portfolio – Diversified Bond Fund	4,450,042,046	135,098,710	(29,045,557)	106,053,153
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	946,397,805	58,873,413	(106,374,173)	(47,500,760)
Columbia Variable Portfolio – Global Bond Fund	1,569,093,044	98,830,464	(28,339,186)	70,491,278
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	3,312,288,060	49,641,591	(186,398,752)	(136,757,161)
Columbia Variable Portfolio – High Yield Bond Fund	619,877,656	19,683,090	(9,759,573)	9,923,517
Columbia Variable Portfolio – Income Opportunities Fund	1,370,104,168	42,727,129	(14,232,561)	28,494,568

The following capital loss carryforward, determined at December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	2013	2014	2015	2016	2017	2018	Unlimited	Total
Columbia Variable Portfolio – Cash Management Fund	$9	$—	$1,337	$282,517	$2,314,644	$6,554	$—	$2,605,061
Columbia Variable Portfolio – High Yield Bond Fund	—	—	—	51,243,546	72,257,550	—	—	123,501,096

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended December 31, 2011, the amount of capital loss carryforward utilized and expired unused were as follows:

Fund	Utilized	Expired
Columbia Variable Portfolio – Cash Management Fund	$141	$—
Columbia Variable Portfolio – Diversified Bond Fund	21,568,860	—
Columbia Variable Portfolio – High Yield Bond Fund	22,431,283	—

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

268	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Note 5. Portfolio Information

For the year ended December 31, 2011, the cost of purchases and proceeds from sales of securities, including U.S. government securities and any applicable mortgage dollar rolls, but excluding short-term obligations, for each Fund aggregated to:

Fund	Purchases	Proceeds	Purchases of U.S. government securities	Proceeds from sales of U.S. government securities
Columbia Variable Portfolio – Balanced Fund	$1,773,875,109	$1,943,580,532	$1,217,350,363	$1,233,461,198
Columbia Variable Portfolio – Cash Management Fund	26,221,070,188	26,187,532,539	560,965,646	677,000,000
Columbia Variable Portfolio – Diversified Bond Fund	13,200,725,001	13,478,751,195	12,071,600,398	12,197,845,677
Columbia Variable Portfolio – Dynamic Equity Fund	740,547,886	936,433,194	—	—
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	1,014,034,753	968,064,006	—	—
Columbia Variable Portfolio – Global Bond Fund	782,010,009	811,093,887	264, 338,735	279,471,167
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	1,843,545,850	1,808,939,273	1,353,296,202	1,337,258,288
Columbia Variable Portfolio – High Yield Bond Fund	476,215,161	544,957,083	—	—
Columbia Variable Portfolio – Income Opportunities Fund	862,611,022	739,903,206	—	—
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	583,995,621	640,927,335	—	—
Variable Portfolio – Davis New York Venture Fund	270,117,644	297,760,015	—	—
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	683,796,448	679,236,392	—	—
Variable Portfolio – Partners Small Cap Value Fund	868,020,394	781,629,036	—	—

Note 6. Payments by Affiliates

During the year ended December 31, 2010, Ameriprise Financial paid approximately $2.2 million to Columbia Variable Portfolio – Cash Management Fund. These payments reimbursed the Fund for prior year losses on securities and provided support to the Fund’s $1.00 net asset value per share. These reimbursements were voluntary, could have been discontinued at any time and do not contractually obligate Ameriprise Financial to reimburse future realized or unrealized losses that may occur. These amounts are recorded in the Statement of Changes in Net Assets as increases in payments by affiliates.

Note 7. Lending of Portfolio Securities

Each Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Funds. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Funds’ Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At December 31, 2011, the value of the securities on loan and values of the cash collateral and U.S. government securities received as collateral (not including calls for collateral made to borrowers by JPMorgan at period end) was as follows:

Fund	Securities value	Cash collateral value	U.S. government securities value
Columbia Variable Portfolio – Balanced Fund	$87,248,946	$89,558,921	$—
Columbia Variable Portfolio – Diversified Bond Fund	498,132,664	464,446,809	44,032,681
Columbia Variable Portfolio – Dynamic Equity Fund	259,258,732	261,753,806	—
Columbia Variable Portfolio – Emerging Markets Opportunity Fund	22,226,069	24,207,127	—
Columbia Variable Portfolio – Global Bond Fund	58,968,066	54,900,764	5,956,336
Columbia Variable Portfolio – Global Inflation Protected Securities Fund	340,618,272	347,463,675	—

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Notes to Financial Statements (continued)

Fund	Securities value	Cash collateral value	U.S. government securities value
Columbia Variable Portfolio – High Yield Bond Fund	34,852,007	35,551,265	—
Columbia Variable Portfolio – Income Opportunities Fund	189,931,609	195,907,185	—
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	72,761,480	76,566,931	—
Variable Portfolio – Davis New York Venture Fund	188,707,987	194,078,076	—
Variable Portfolio – Partners Small Cap Value Fund	365,861,305	378,018,852	420,639

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Funds in connection with the securities lending program. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Funds receive income for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Funds continue to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

Each Fund, except Columbia Variable Portfolio – Cash Management Fund, may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by each Fund and other affiliated Funds. The income earned by the Funds from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At December 31, 2011, the Investment Manager and/or affiliates owned 100% of Class 1 Class 2, and Class 3 shares for each Fund except for Columbia Variable Portfolio – Balanced Fund. At December 31, 2011, the Investment Manager and/or affiliates owned 100% of Class 3 shares for Columbia Variable Portfolio – Balanced Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 10. Line of Credit

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

No Funds had borrowings during the year ended December 31, 2011.

270	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Note 11. Significant Risks

Non-Diversification Risk

Columbia Variable Portfolio – Global Bond Fund and Columbia Variable Portfolio – Global Inflation Protected Securities Fund are non-diversified funds. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Funds may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Columbia Variable Portfolio – Emerging Markets Opportunity Fund, Columbia Variable Portfolio – Global Bond Fund and Columbia Variable Portfolio – Global Inflation Protected Securities Fund invest in foreign securities. Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

The full impact of recent European events and the impact to the Euro are uncertain. As certain of the Funds invest in European securities, their market values may be adversely impacted. At December 31, 2011, Columbia Variable Portfolio – Global Bond Fund and Columbia Variable Portfolio – Global Inflation Protected Securities Fund exposure to the Euro represented 19.5% and 9.3%, of net assets, respectively.

Inflation Protected Securities Risk

Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	271

Notes to Financial Statements (continued)

further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

272	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Variable Portfolio – Balanced Fund, Columbia Variable Portfolio – Cash Management Fund, Columbia Variable Portfolio – Diversified Bond Fund, Columbia Variable Portfolio – Dynamic Equity Fund, Columbia Variable Portfolio – Emerging Markets Opportunity Fund, Columbia Variable Portfolio – Global Bond Fund, Columbia Variable Portfolio – Global Inflation Protected Securities Fund, Columbia Variable Portfolio – High Yield Bond Fund, Columbia Variable Portfolio – Income Opportunities Fund, Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, Variable Portfolio – Davis New York Venture Fund, Variable Portfolio – Goldman Sachs Mid Cap Value Fund, and Variable Portfolio – Partners Small Cap Value Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Variable Portfolio – Balanced Fund (formerly known as RiverSource Variable Portfolio – Balanced Fund), Columbia Variable Portfolio – Cash Management Fund (formerly known as RiverSource Variable Portfolio – Cash Management Fund), Columbia Variable Portfolio – Diversified Bond Fund (formerly known as RiverSource Variable Portfolio – Diversified Bond Fund), Columbia Variable Portfolio – Dynamic Equity Fund (formerly known as RiverSource Variable Portfolio – Dynamic Equity Fund), Columbia Variable Portfolio – Emerging Markets Opportunity Fund (formerly known as Threadneedle Variable Portfolio – Emerging Markets Fund), Columbia Variable Portfolio – Global Bond Fund (formerly known as RiverSource Variable Portfolio – Global Bond Fund), Columbia Variable Portfolio – Global Inflation Protected Securities Fund (formerly known as RiverSource Variable Portfolio – Global Inflation Protected Securities Fund), Columbia Variable Portfolio – High Yield Bond Fund (formerly known as RiverSource Variable Portfolio – High Yield Bond Fund), Columbia Variable Portfolio – Income Opportunities Fund (formerly known as RiverSource Variable Portfolio – Income Opportunities Fund), Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (formerly known as RiverSource Variable Portfolio – Mid Cap Growth Fund), Variable Portfolio – Davis New York Venture Fund, Variable Portfolio – Goldman Sachs Mid Cap Value Fund, and Variable Portfolio – Partners Small Cap Value Fund (the Funds) (13 of the portfolios constituting the Columbia Funds Variable Series Trust II) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Balanced Fund, Columbia Variable Portfolio – Cash Management Fund, Columbia Variable Portfolio – Diversified Bond Fund, Columbia Variable Portfolio – Dynamic Equity Fund, Columbia Variable Portfolio – Emerging Markets Opportunity Fund, Columbia Variable Portfolio – Global Bond Fund, Columbia Variable Portfolio – Global Inflation Protected Securities Fund, Columbia Variable Portfolio – High Yield Bond Fund, Columbia Variable Portfolio – Income Opportunities Fund, Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, Variable Portfolio – Davis New York Venture Fund, Variable Portfolio – Goldman Sachs Mid Cap Value Fund, and

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	273

Report of Independent Registered Public

Accounting Firm (continued)

Variable Portfolio – Partners Small Cap Value Fund of the Columbia Funds Variable Series Trust II at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 22, 2012

274	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

Each Fund is required by the Internal Revenue Code of 1986 to tell its shareholders bout the tax treatment of the dividends it pays during the fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

Columbia Variable Portfolio – Cash Management Fund

Fiscal Year ended December, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Variable Portfolio – Diversified Bond Fund

Fiscal Year ended December, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	0.72%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Variable Portfolio – Emerging Markets Opportunity Fund

Fiscal Year ended December, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	2.32%
Foreign Taxes Paid	$2,212,138
Foreign Source Income	$23,168,529
Capital gain distributions–the Fund designated $15,307,256 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Variable Portfolio – Global Bond Fund

Fiscal Year ended December, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	0.00%
Foreign Taxes Paid	$477,440
Foreign Source Income	$41,461,029
Capital gain distributions –the Fund designated $7,377,820 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Variable Portfolio – Global Inflation Protected Securities Fund

Fiscal Year ended December, 31, 2011

Income distributions –the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	0.00%
Capital gain distributions –the Fund designated $15,132,461 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	275

Federal Income Tax Information (continued)

(Unaudited)

Columbia Variable Portfolio –High Yield Bond Fund

Fiscal Year ended December, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Variable Portfolio – Income Opportunities Fund

Fiscal Year ended December, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	0.00%
Capital gain distributions –the Fund designated $30,474,383 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

276	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	277

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 —May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

278	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	279

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010

280	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010;
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	281

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

282	COLUMBIA VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Notes

THIS PAGE IS NOT PART OF THE ANNUAL REPORT

Columbia Variable Portfolio Funds

P.O. Box 8081

Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Adviser, LLC.

©2012 Columbia Management Investment Advisers, LLC. All nights reserved.

S-6466 AG (2/12)

Annual Report

Variable Portfolio Funds

Annual Report for the Period Ended December 31, 2011

References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

Columbia Variable Portfolio – Limited Duration Credit Fund

(formerly known as RiverSource Variable Portfolio – Limited Duration Bond Fund)

Variable Portfolio – American Century Diversified Bond Fund

Variable Portfolio – American Century Growth Fund

Variable Portfolio – Columbia Wanger International Equities Fund

Variable Portfolio – Columbia Wanger U.S. Equities Fund

Variable Portfolio – DFA International Value Fund

(formerly known as Variable Portfolio – AllianceBernstein International Value Fund)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Variable Portfolio – Invesco International Growth Fund

Variable Portfolio – J.P. Morgan Core Bond Fund

Variable Portfolio – Jennison Mid Cap Growth Fund

Variable Portfolio – MFS Value Fund

Variable Portfolio – Marsico Growth Fund

Variable Portfolio – Mondrian International Small Cap Fund

Variable Portfolio – Morgan Stanley Global Real Estate Fund

Variable Portfolio – NFJ Dividend Value Fund

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

Variable Portfolio – Partners Small Cap Growth Fund

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

Variable Portfolio – Pyramis® International Equity Fund

Variable Portfolio – Wells Fargo Short Duration Government Fund

Please remember that you may not buy (nor will you own) shares of the Funds directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Funds.

This annual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

Pyramis® is a registered service mark of FMR LLC. Used under license.

Not FDIC insured ¡ No bank guarantee • May lose value

The Variable Portfolio (VP) Funds provide several alternatives to consider for investment through your variable annuity contract or life insurance policy.

2011 ANNUAL REPORT

See the Fund’s prospectus for risks associated with investing in the Funds.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	1

Your Fund at a Glance

Columbia VP – Limited Duration Credit Fund

FUND SUMMARY

>	Columbia VP – Limited Duration Credit Fund (the Fund) Class 2 shares gained 2.09% for the 12-month period ended December 31, 2011.

>	The Fund underperformed its benchmark, the Barclays Capital U.S. 1-5 Year Corporate Index, which advanced 3.14% for the reporting period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
Columbia VP – Limited Duration Credit Fund
Class 1	+2.38%	+3.09%
Class 2	+2.09%	+2.79%
Barclays Capital U.S. 1-5 Year Corporate Index (unmanaged)	+3.14%	+3.76%
Barclays Capital U.S. 1-5 Year Credit Index (unmanaged)	+3.04%	+3.59%

(See “The Fund’s Long-term Performance” for index descriptions.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The indices do not reflect the effects of expenses. It is not possible to invest directly in an index.

2	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

Columbia VP – Limited Duration Credit Fund

Effective May 2, 2011, the RiverSource VP – Limited Duration Bond Fund was re-named the Columbia VP – Limited Duration Credit Fund. Effective December 1, 2011, the Fund changed its benchmark from the Barclays Capital U.S. 1-5 Year Credit Index to the Barclays Capital U.S. 1-5 Year Corporate Index. The Barclays Capital U.S. 1-5 Year Corporate Index was identified as a better representation for fund performance and diversification and should provide a better measure of investment team abilities to manage sector, duration and yield curve positioning.

Columbia VP – Limited Duration Credit Fund (the Fund) Class 2 shares gained 2.09% for the 12 months ended December 31, 2011. The Fund lagged its benchmark, the Barclays Capital U.S. 1-5 Year Corporate Index (Barclays Capital Index), which advanced 3.14% for the reporting period. The Fund’s former benchmark, the Barclays Capital U.S. 1-5 Year Credit Index, rose 3.04% during the same period.

Significant performance factors

U.S. corporate bonds generated solid positive returns during 2011, but they lagged duration-equivalent U.S. Treasuries, as U.S. Treasury securities rallied across the yield curve, or spectrum of maturities. The U.S. Treasury rally was supported during the year both by the Federal Reserve’s (the Fed’s) campaign to keep interest rates low to boost the economy and by the flight to safety undertaken by many investors concerned about the European sovereign debt crisis, the U.S. debt ceiling debacle and U.S. economic growth.

U.S. Treasury rates were stable to higher at the start of the year, boosted by expectations of a continued economic recovery from the 2008 credit crisis. However, renewed weakness in the Eurozone and fears of a slowdown in the U.S. economy leading potentially to a double dip recession began to dominate the headlines and investor sentiment in the spring. The very public wrangling over the U.S. debt ceiling and heightened concerns regarding the European sovereign debt, banking and political crises in Europe were the stories of the summer months. Political gridlock in Washington D.C. culminated in August in an eleventh hour deal on the debt ceiling, but it was not enough to stave off an unprecedented downgrade of the U.S. sovereign debt rating by one notch from AAA to AA+ by Standard & Poor’s. Numerous summits by the European Union provided hopes of some resolution to the European crises, but the markets were generally disappointed as the results of the meetings appeared to be nothing more than the proverbial kicking of the can down the road.

Amidst these conditions, U.S. equity markets peaked in April and then traded down to the precipice of a 20% bear market correction in early fall before rebounding in the fourth quarter. Also, as might be expected, equity market volatility rose from low levels early in the year, as the equity markets sold off from spring through summer. The Chicago Board Options Exchange Market Volatility Index (“VIX”), a popular measure of expectations of stock market volatility over the next 30-day period, often referred to as the fear index, averaged below 20 through the end of June and then averaged above 30 for the second half of the year. The VIX even reached into the 40s from August through early October.

The combination of improvements in various U.S. economic data, including the key labor, manufacturing and housing markets, reports of solid third quarter 2011 U.S. corporate earnings and renewed optimism regarding a resolution to the European sovereign debt crisis led to some reduced volatility and a grind higher into the end of the year in the U.S. equity markets. U.S. Treasury security yields, though, remained anchored near their all-time lows into year-end 2011, as the Fed reiterated its expectations “…that economic conditions…are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Corporate Bonds & Notes	97.8%
U.S. Treasury Obligations	0.4
Other(2)	1.8

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	3

Manager Commentary (continued)

Columbia VP – Limited Duration Credit Fund

Detracting from Fund results was the Fund’s duration positioning. Duration is a measure of the Fund’s sensitivity to changes in interest rates. For most of the annual period, the Fund had a shorter duration position than that of the Barclays Capital Index, which hurt as interest rates declined. However, our focus was on maximizing absolute total returns, generating strong relative returns and minimizing net asset value volatility. With U.S. interest rates at or near generational, or in some cases, all-times lows, we believed that the risk-reward dynamic was skewed in our favor to maintain a duration posture shorter than that of the Barclays Capital Index.

Amidst this volatile and challenging backdrop for U.S. corporate bonds, the Fund benefited most during the annual period from effective individual issue selection and allocation decisions overall within the investment grade corporate bond sector. Specifically, the Fund’s more sizable allocations than the Barclays Capital Index to the industrials and utilities segments of the credit sector, which each outpaced the Barclays Capital Index during the annual period, contributed positively to its results. At the same time, having significantly more modest exposure than the Barclays Capital Index to the financials segment of the credit sector boosted the Fund’s relative results, as financials was the worst performing segment within the Barclays Capital Index during 2011. Similarly, owning no government-related credits was additive to Fund performance, as this segment also underperformed the Barclays Capital Index during the annual period. Exposure to high yield corporate bonds, which are not components of the Barclays Capital Index, added value to the Fund’s performance for the annual period overall as well.

The Fund’s yield curve positioning also contributed positively to its annual results. Expressed primarily via Treasury futures, the Fund had greater positions than the Barclays Capital Index in the three-year, five-year and seven-year segments of the yield curve and had lesser exposure to shorter-term segments of the yield curve. As the yield curve flattened over the course of the year, meaning the differential between shorter-maturity yields and longer-maturity yields narrowed, such positioning proved effective. Here, yield curve refers to the spectrum of maturities.

Changes to the Fund’s portfolio

There were no strategic or thematic changes in the Fund’s portfolio during the annual period nor did we alter our investment philosophy despite the volatility in market sentiment during the annual period. We continued to focus on seeking solid risk-adjusted corporate bonds for the Fund’s portfolio, primarily within the non-cyclical industrials and utilities segments where we felt we had reasonable visibility into a company’s strategic, operational and financial performance and were getting paid an attractive yield compared to other security choices.

QUALITY BREAKDOWN(1) (at December 31, 2011)
AAA rating	0.4%
AA rating	4.9
A rating	9.8
BBB rating	76.2
Non-investment grade	8.7

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Non rated. Credit ratings are subjective opinions and not statement of fact.

4	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – Limited Duration Credit Fund

Starting in the spring of 2011, we also took on a more defensive positioning with regard to interest rates, ending the annual period with a Fund duration nearly one year shorter than that of the Barclays Capital Index. With interest rates close to historic lows, we felt there was a higher probability of interest rates increasing than decreasing and so kept the Fund’s duration relatively short to preserve value for our fellow shareholders in the event of a rise in interest rates. As discussed earlier, what occurred during the annual period instead was that bellwether U.S. Treasury yields actually continued their descent which detracted from Fund performance.

Tom Murphy, CFA®	Timothy J. Doubek, CFA®
Portfolio Manager	Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	5

The Fund’s Long-term Performance

Columbia VP – Limited Duration Credit Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia VP – Limited Duration Credit Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the Barclays Capital U.S. 1-5 Year Corporate Index and the Barclays Capital U.S. 1-5 Year Credit Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
Columbia VP – Limited Duration Credit Fund
Class 2	Cumulative value of $10,000	$10,209	$10,465
	Average annual total return	+2.09%	+2.79%
Barclays Capital U.S. 1-5 Year Corporate Index(1)
	Cumulative value of $10,000	$10,314	$10,629
	Average annual total return	+3.14%	+3.76%
Barclays Capital U.S. 1-5 Year Credit Index(2)
	Cumulative value of $10,000	$10,304	$10,600
	Average annual total return	+3.04%	+3.59%

Results for Class 1 shares can be found on page 2.

6	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
COLUMBIA VP – LIMITED DURATION CREDIT FUND
$15,000
$10,000
$5,000
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
$10,629
$10,600
$10,465
Columbia VP – Limited Duration Credit Fund Class 2 ($10,465)
Barclays Capital U.S. 1-5 Year Corporate Index(1) ($10,629)
Barclays Capital U.S. 1-5 Year Credit Index(2) ($10,600)

(1)

Effective December 1, 2011, the Fund compares its performance to that of the Barclays Capital U.S. 1-5 Year Corporate Index (the New Index), an unmanaged index that includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years, rather than the Barclays Capital U.S. 1-5 Year Credit Index. The Fund’s Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the New Index provides a more appropriate basis for comparing the Fund’s performance. Information on both indices will be included for a one-year transition period. Thereafter, only information regarding the Barclay’s Capital U.S. 1-5 Year Corporate Index will be included. The index reflects reinvestment of all distributions and changes in market prices.

(2)

The Barclays Capital U.S. 1-5 Year Credit Index is an unmanaged index of dollar-denominated, non-convertible U.S. corporate fixed-income securities. The index also includes specified foreign fixed-income securities that meet its maturity, liquidity and quality requirements. Only publicly issued fixed-income securities with a remaining maturity from one to five years are included. The index reflects reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	7

Your Fund at a Glance

VP – American Century Diversified Bond Fund

FUND SUMMARY

>	VP – American Century Diversified Bond Fund (the Fund) Class 2 shares gained 7.10% for the 12-month period ended December 31, 2011.

>	The Fund underperformed its benchmark, as represented by the Barclays Capital U.S. Aggregate Bond Index, which gained 7.84% over the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP – American Century Diversified Bond Fund
Class 1	+7.41%	+6.40%
Class 2	+7.10%	+6.15%
Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+7.84%	+6.65%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

8	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – American Century Diversified Bond Fund

As of December 31, 2011, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP – American Century Diversified Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 304, Class 1 capital stock activity for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP – American Century Diversified Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 130 and 347.

VP – American Century Diversified Bond Fund (the Fund) Class 2 shares gained 7.10% for the 12 month period ended December 31, 2011. The Fund modestly underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index), which rose 7.84% over the same period.

Significant performance factors

Uncertainty and fear regarding the sluggish pace of U.S. economic growth and the mounting sovereign debt crisis in Europe were the primary drivers of investor sentiment during the annual period. Given the lackluster economic growth, high unemployment and still-struggling housing market, the Federal Reserve (the Fed) committed to maintaining its ultra-low interest rate policy until at least mid-2013. In turn, all sectors of the taxable U.S. fixed income market posted positive returns for the annual period. U.S. Treasuries were among the top performers, benefiting from the flight to quality that prevailed through most of the year. Even Standard & Poor’s unprecedented downgrade of the United States’ long-term credit rating in early August did not dampen investor enthusiasm for U.S. Treasuries. As Europe’s sovereign debt woes escalated, investors appeared to brush off the U.S. credit downgrade and continued to view the U.S. Government bond market as the world’s “safe haven.” As U.S. Treasuries rallied, rates declined across the yield curve, or spectrum of maturities, for the annual period overall, driving yields on the 10-year and 30-year Treasuries to record lows. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa.) The Fed’s accommodative monetary policy, along with its latest stimulus plans — Quantitative Easing 2, which concluded in June, and Operation Twist, which launched in the fourth quarter of 2011 — combined with strong demand for U.S. Treasuries to drive rates down. As yields showed the sharpest declines at the longer end of the yield curve, primarily due to the Fed’s Operation Twist-related purchases, the yield curve flattened during the annual period, meaning the differential in yields between shorter-term and longer-term maturities narrowed.

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Asset-Backed Securities — Non-Agency	0.2%
Commercial Mortgage-Backed Securities — Non-Agency	8.0
Corporate Bonds & Notes	29.8
Foreign Government Obligations	5.0
Municipal Bonds	1.9
Residential Mortgage-Backed Securities — Agency	29.0
Residential Mortgage-Backed Securities — Non-Agency	3.2
U.S. Government & Agency Obligations	1.1
U.S. Treasury Obligations	20.6
Other(2)	1.2

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	9

Manager Commentary (continued)

VP – American Century Diversified Bond Fund

Investment grade corporate bonds underperformed U.S. Treasuries during the annual period, but still outperformed the U.S. bond market as a whole, as measured by the Barclays Capital Index, benefiting from the low interest rate environment. High yield corporate bonds were among the fixed income market’s weakest performers during the annual period, surpassing only the agency sector. However, high yield corporate bonds still outperformed U.S. equities, as measured by the S&P 500 Index, during the annual period.

The Fund modestly underperformed the Barclays Capital Index due primarily to sector allocation. Throughout the annual period, the Fund was underweight U.S. Treasuries compared to the Barclays Capital Index in favor of spread, or non-Treasury, sectors. However, as noted, most spread sectors lagged U.S. Treasuries for the year, and thus this strategy detracted. In addition, overweight positions in the investment grade corporate bond sector and the securitized sectors detracted from the Fund’s relative results.

On the positive side, the Fund benefited during the annual period from effective security selection. Security selection was particularly favorable within the corporate bond and securitized sectors. Investor demand for yield helped boost performance among these sectors, and higher quality issues, where the Fund was most focused, generally benefited from the overall risk aversion that characterized the annual period. Additionally, the Fund held several positions not represented in the Barclays Capital Index, which enhanced relative performance at various points during the year. For example, in the second and third quarters of 2011, positions in German government bonds added value. Germany’s status as a European “safe haven” for a nervous Europe in the spring and summer months helped push its government bond yields lower. Later in the annual period, as the European sovereign debt situation worsened, threatening the stability of the Eurozone’s banking system and thereby heightening risks for Germany’s bond market, we swapped the German bonds for U.K. government bonds, as we believed the rate and spread outlooks there were more favorable. An aggressive quantitative easing program in the U.K., combined with growing recession fears, increased the relative attractiveness of the U.K.’s government bond market, in our view. The Fund also held a small position in municipal bonds during the second quarter of 2011. As the municipal bond market subsequently rallied sharply, we exited the position, providing a boost to the Fund’s relative performance.

The Fund also benefited during the annual period from strategic yield curve positioning. In late 2010, an unusually wide spread between shorter-term and longer-term yields had prompted us to implement a yield curve flattening strategy to position the Fund for an anticipated narrowing of the yield differential. Through the first three quarters of 2011, we continued to position the Fund to benefit from a flattening of the yield curve. As longer maturity yields declined more than shorter maturity yields, the yield curve, as indicated earlier, did indeed flatten, enhancing the Fund’s performance. When the yield differential declined to within a targeted range during the third quarter, we exited this strategy and moved to a more neutral bias.

Duration positioning had a rather neutral impact on Fund results during the annual period. With heightened uncertainty in the global markets and mixed domestic economic fundamentals, the direction and magnitude of interest rate changes

QUALITY BREAKDOWN(1) (at December 31, 2011)
AAA rating	63.4%
AA rating	5.3
A rating	11.7
BBB rating	14.2
Non-investment grade	5.4
(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Non rated. Credit ratings are subjective opinions and not statements of fact.

10	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – American Century Diversified Bond Fund

remained difficult to foresee. Therefore, the Fund’s duration strategy remained relatively neutral compared with the Barclays Capital Index during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Changes to the Fund’s portfolio

During the annual period, we slightly increased the Fund’s exposure to the credit sectors given what we perceived as corporate bonds’ yield advantages and attractive spread levels relative to like-duration U.S. Treasuries. Also, as mentioned earlier, we shifted from a yield curve flattening bias to a neutral yield curve positioning strategy in the third quarter of 2011. The Fund’s quality emphasis and duration position remained relatively unchanged.

At the end of the annual period, the Fund had underweighted positions relative to the Barclays Capital Index in U.S. Treasuries and agency securities and overweighted positions relative to the Barclays Capital Index in the credit and securitized sectors.

American Century Investment Management, Inc.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	11

The Fund’s Long-term Performance

VP – American Century Diversified Bond Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – American Century Diversified Bond Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the Barclays Capital U.S. Aggregate Bond Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
VP – American Century Diversified Bond Fund
Class 2	Cumulative value of $10,000	$10,710	$11,037
	Average annual total return	+7.10%	+6.15%
Barclays Capital U.S. Aggregate Bond Index(1)
	Cumulative value of $10,000	$10,784	$11,122
	Average annual total return	+7.84%	+6.65%

Results for Class 1 shares can be found on page 8.

12	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
VP – AMERICAN CENTURY DIVERSIFIED BOND FUND
$15,000
$10,000
$5,000
$11,122
$11,037
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
VP – American Century Diversified Bond Fund Class 2 ($11,037)
Barclays Capital U.S. Aggregate Bond Index(1) ($11,122)

(1)

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	13

Your Fund at a Glance

VP – American Century Growth Fund

FUND SUMMARY

>	VP – American Century Growth Fund (the Fund) Class 2 shares decreased 0.88% for the 12-month period ended December 31, 2011.

>	The Fund underperformed its benchmark, as represented by the Russell 1000 Growth® Index, which gained 2.64% over the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP – American Century Growth Fund
Class 1	-0.62%	+7.45%
Class 2	-0.88%	+7.16%
Russell 1000 Growth® Index (unmanaged)	+2.64%	+12.19%

(See	“The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

14	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – American Century Growth Fund

As of December 31, 2011, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP – American Century Growth Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 305, Class 1 capital stock activity for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP – American Century Growth Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 130 and 347.

VP – American Century Growth Fund (the Fund) Class 2 shares decreased 0.88% for the 12 months ended December 31, 2011. The Fund underperformed its benchmark, the Russell 1000® Growth Index (Russell Index), which rose 2.64% over the same period.

Significant performance factors

U.S. equity indices finished a volatile year almost exactly where they had begun, delivering nearly flat returns for the year 2011. During the annual period, U.S. equity markets struggled with challenges that included natural and nuclear disasters in Japan, geopolitical unrest in the Middle East and North Africa, a weak global economic recovery, ongoing sovereign debt concerns in Europe and an unprecedented downgrade of U.S. Treasury debt. Despite concerns about weak macroeconomic conditions, fundamentals at the individual company level generally remained positive. However, there was a high degree of correlation across the U.S. equity markets, wherein the market made little distinction between individual names, during the annual period. Companies that enjoyed solid business fundamentals were not rewarded, while companies that disappointed were disproportionately punished. Amidst these conditions, it was a difficult year for active managers, whose business is based on being able to identify and exploit differences in individual issues, to add value through fundamental stock selection.

Detracting from the Fund’s performance most relative to the Russell Index during the annual period was positioning in the consumer discretionary, information technology and materials sectors. Such positioning was only partially offset by the positive contributions made by effective stock selection in the health care and telecommunication services sectors and by having an underweighted allocation to the lagging industrials sector.

From an individual security perspective, a position in communication chip maker Broadcom detracted from the Fund’s results during the annual period. Broadcom actually raised its profit outlook at one point during the annual period, but its stock underperformed as investors worried about a potential slowdown in iPad sales. Broadcom’s chips are an

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	15.9%
Consumer Staples	12.3
Energy	11.5
Financials	3.0
Health Care	11.1
Industrials	11.1
Information Technology	27.4
Materials	3.8
Telecommunication Services	1.5
Exchange-Traded Funds	0.6
Other(2)	1.8

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	15

Manager Commentary (continued)

VP – American Century Growth Fund

TOP TEN HOLDINGS(1) (at December 31, 2011)
Apple, Inc.	6.1%
Exxon Mobil Corp.	4.4
Google, Inc. Class A	3.2
Schlumberger Ltd.	2.4
Coca-Cola Co. (The)	2.4
Philip Morris International, Inc.	2.0
PepsiCo, Inc.	1.9
McDonald’s Corp.	1.8
Microsoft Corp.	1.8
United Technologies Corp.	1.7

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

important part of the Apple supply chain. Having an underweight position in information technology giant International Business Machines (IBM) also hurt the Fund’s results. Given broad investor risk aversion during the annual period, IBM’s stock benefited from being perceived as somewhat of a safe haven within the information technology sector. We maintained an underweighted position, however, because, in our view, IBM was trading at a historically high relative valuation given the company’s growth rate and impending slowdown in its mainframe computer business. Similarly, Philip Morris Int’l’s stock rose during the annual period as the company benefited from sales growth outside of the U.S. Thus, the Fund’s underweighted position hampered results.

On the positive side, an overweight position in MasterCard added value to the Fund’s results during the annual period. The payment solutions provider reported better than expected margins and earnings and benefited from resolution of uncertainty around interchange fees on debit transactions. An overweight position in aerospace and defense firm Goodrich also contributed positively. The company was acquired during the annual period by United Technologies at a significant premium. The Fund benefited from having an underweight position in computers and peripherals company Hewlett-Packard. Hewlett-Packard underperformed the Russell Index during the annual period as its personal computer business slowed, services costs rose, margins declined and its management continued to struggle to turn the company around.

16	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – American Century Growth Fund

Changes to the Fund’s portfolio

During the annual period, we made no material changes to the Fund’s portfolio positioning. At the end of the annual period, the Fund’s greatest sector overweights relative to the Russell Index were in consumer discretionary, telecommunication services and information technology. Information technology was also the Fund’s single largest sector allocation on an absolute basis. The Fund was most underweighted relative to the Russell Index in industrials, financials and materials on December 31, 2011. The Fund had no exposure to the utilities sector at the end of the annual period.

American Century Investment Management, Inc.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	17

The Fund’s Long-term Performance

VP – American Century Growth Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – American Century Growth Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the Russell 1000 Growth® Index. Returns for the Fund include the reinvestment of any distributions paid during each period

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
VP – American Century Growth Fund
Class 2	Cumulative value of $10,000	$9,912	$11,210
	Average annual total return	-0.88%	+7.16%
Russell 1000 Growth® Index(1)
	Cumulative value of $10,000	$10,264	$12,093
	Average annual total return	+2.64%	+12.19%

Results for Class 1 shares can be found on page 14.

18	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
VP – AMERICAN CENTURY GROWTH FUND

$15,000
$10,000
$5,000
$12,093
$11,210
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
VP – American Century Growth Fund Class 2 ($11,210)
Russell 1000 Growth® Index(1) ($12,093)

(1)

The Russell 1000 Growth® Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	19

Your Fund at a Glance

VP – Columbia Wanger International Equities Fund

FUND SUMMARY

>	VP – Columbia Wanger International Equities Fund (the Fund) Class 2 shares decreased 13.77% for the 12-month period ended December 31, 2011.

>	The Fund outperformed its benchmark, as represented by the Standard and Poor’s (S&P) Global ex-U.S. Cap Range Companies between USD500 Million to USD5 Billion Index, which fell 16.94% for the period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP – Columbia Wanger International Equities Fund
Class 1	-13.57%	+4.15%
Class 2	-13.77%	+3.95%
S&P Global ex-U.S. Cap Range Companies between USD500 Million to USD5 Billion Index (unmanaged)	-16.94%	+3.94%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

20	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – Columbia Wanger International Equities Fund

Columbia Wanger Asset Management LLC, a wholly-owned subsidiary of the Investment Manager, serves as subadviser to the Fund.

VP – Columbia Wanger International Equities Fund (the Fund) Class 2 shares fell 13.77% for the 12-month period ended December 31, 2011. The Fund outperformed its benchmark, the S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index, which lost 16.94% during the same period.

COUNTRY BREAKDOWN(1) (at December 31, 2011)
Australia	1.1%
Belgium	0.4
Brazil	2.9
Canada	5.8
CaymanIslands	0.4
Chile	0.4
China	3.0
CzechRepublic	0.4
Denmark	1.3
Finland	0.3
France	2.7
Germany	3.8
Greece	0.1
Guernsey	0.1
HongKong	3.9
India	1.9
Indonesia	0.2
Ireland	0.7
Israel	0.6
Italy	1.5
Japan	17.3
Kazakhstan	0.1
Luxembourg	0.9
Malta	0.3
Mexico	0.6
Netherlands	6.0
Norway	0.4
Philippines	0.7
Portugal	0.4
Singapore	3.9
SouthAfrica	4.1
SouthKorea	1.2
Spain	0.4
Sweden	1.8
Switzerland	3.7
Taiwan	5.7
Thailand	0.8
UnitedKingdom	7.1
UnitedStates	4.8
Other(2)	8.3

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	21

Manager Commentary (continued)

VP – Columbia Wanger International Equities Fund

Significant performance factors

Notwithstanding the horrific news related to the Japanese Tsunami and associated nuclear catastrophe in the spring, Japanese equities were among the best performers globally in 2011. The European debt crisis was another key development in the year and led to significant declines in European equities. Emerging market small cap stocks also fared poorly during the year, as many governments grappled with the effects of high inflation.

The Fund performed well relative to its benchmark primarily due to security selection. The decline in European equities did take a toll on the Fund’s absolute return; Continental European holdings were off over 17%, though stock selection rendered this region a positive contributor to relative performance, despite the Fund’s overweight here.

The three strongest contributing market sectors were information technology, health care, and financials. The Fund was slightly overweight the tech and health care sectors for the year and had a healthy underweight in financials. The sector positioning did not factor greatly into the annual performance when compared to the positive security selection from each area.

The Fund’s information technology stocks fell 6.4% during the year, much less than the 18.9% decline in the benchmark. The Fund’s health care stocks gained 6.3% on the year versus a 4.8% loss for the benchmark. Financial stocks within the Fund declined 14.0%, slightly better than the 17.6% decline in benchmark financials.

Consumer staples and utilities detracted from Fund performance during the year. The Fund is underweight both sectors. The Fund is generally underweight these areas as it is hard to find growth in utilities and many consumer staples companies require scale that most small companies are not able to provide. These are classic defensive sectors that declined the least during a difficult year.

The Fund’s utilities stocks declined 8.0% versus a decline of 1.8% for the benchmark. The Fund’s consumer staples stocks declined 23.0% versus a decline of 2.3% for the benchmark.

Two Japanese internet-related companies were the largest contributors to Fund performance for the year. Gree and Start Today posted 186% and 83% returns, respectively, as investors became enthusiastic about their innovative business models, prospective earnings growth in excess of 50%, and high valuations assigned in transactions involving internet-related companies elsewhere in the world. We like these businesses and remain invested, but took money off the table in both cases to fund new ideas.

The third best contributor was Alexion, a US-based biotech firm that generates much of its revenue from outside the US. Alexion gained 78% boosted by a clinical study indicating that its primary drug, Soliris, is effective in treating a

TOP TEN HOLDINGS(1) (at December 31, 2011)
Far EasTone Telecommunications Co., Ltd. (Taiwan)	1.3%
Melco Crown Entertainment Ltd., ADR (Hong Kong)	1.3
Hexagon AB, Class B (Sweden)	1.2
Kansai Paint Co., Ltd. (Japan)	1.1
Gemalto NV (Netherlands)	1.1
Localiza Rent a Car SA (Brazil)	1.1
Zhaojin Mining Industry Co., Ltd., Class H (China)	1.1
Olam International Ltd. (Singapore)	1.0
Naspers Ltd., Class N (South Africa)	1.0
Novozymes A/S (Denmark)	1.0

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

22	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Columbia Wanger International Equities Fund

new severe neurological condition. The Fund continues to hold the company and believes this mini-blockbuster drug is progressing well.

The largest detractor during the year was Brazilian pulp and paper producer Suzano, down 49% on the year. Pulp prices plunged in the second half while Suzano faced rising costs from the production of a new facility. This led investors to worry that the company would need to raise additional capital. We maintain our position in the stock.

Jain Irrigation Systems was the second largest detractor, down 62% on the year. The Indian markets were one of the poorer performers in the emerging markets and Jain was also weak on fears over its customers’ willingness to install their advanced irrigations systems. We maintain our position in the stock.

Olam International declined 31% on the year on general weakness in the overall commodity markets. We currently maintain the Fund’s position in the stock.

The Fund focuses on major geographic buckets as opposed to individual countries. Individual country weightings are a byproduct of where analysts are finding the best ideas and how they allocate their portion of the fund among the countries in their area of coverage. Japan, Hong Kong and the United States were the countries that made the strongest positive contribution to performance during the year.

India, Canada and Brazil were the countries that most severely detracted from relative performance during the year.

Changes to the Fund’s portfolio

During 2011 the Fund sold its positions in Natura, Hong Kong Exchanges and Clearing and HDFC. All three holdings were held for several years and produced significant returns to shareholders. In all cases the companies no longer met our market-cap criteria and the proceeds were recycled into newer small capitalization names.

There were minimal shifts made to the Fund’s sector or geographical allocations during the annual period.

Columbia Wanger Asset Management LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	23

The Fund’s Long-term Performance

VP – Columbia Wanger International Equities Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Columbia Wanger International Equities Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
VP – Columbia Wanger International Equities Fund
Class 2	Cumulative value of $10,000	$8,623	$10,661
	Average annual total return	-13.77%	+3.95%
S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index(1)
	Cumulative value of $10,000	$8,306	$10,660
	Average annual total return	-16.94%	+3.94%

Results for Class 1 shares can be found on page 20.

24	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
VP – COLUMBIA WANGER INTERNATIONAL EQUITIES FUND
$15,000
$10,000
$5,000
$10,661
$10,660
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
VP – Columbia Wanger International Equities Fund Class 2 ($10,661)
S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index(1) ($10,660)

(1)

The S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index, an unmanaged index, is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	25

Your Fund at a Glance

VP – Columbia Wanger U.S. Equities Fund

FUND SUMMARY

>	VP – Columbia Wanger U.S. Equities Fund (the Fund) Class 2 shares fell 5.06% for the 12-month period ended December 31, 2011.
>	The Fund underperformed its benchmark, as represented by the Russell 2000® Index, which decreased 4.18% over the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP — Columbia Wanger U.S. Equities Fund
Class 1	-4.80%	+7.68%
Class 2	-5.06%	+7.39%
Russell 2000® Index (unmanaged)	-4.18%	+9.38%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

26	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – Columbia Wanger U.S. Equities Fund

VP – Columbia Wanger U.S. Equities Fund (the Fund) Class 2 shares declined 5.06% for the 12-month period ended December 31, 2011. The Fund trailed its benchmark, the Russell 2000® Index, which lost 4.18% for the same time period.

Significant performance factors

Investors spent much of 2011 focused on what could go wrong in the U.S. and abroad. Fears over repercussions from the Eurozone crisis and the general lackluster economic recovery in the U.S. both negatively impacted the Fund’s performance.

Owning less consumer staples and utilities stock than the benchmark hurt the Fund’s performance during the period. The Fund is generally underweight these areas as it is hard to find growth in utilities and many consumer staples companies require scale that most small companies are unable provide. These are classic defensive sectors that performed well in a difficult year for the markets. The Fund was also hurt by an overweight to, and poor stock selection in, the information technology sector. Technology, in general, was a market laggard during the year and the Fund’s stocks underperformed those of the benchmark by greater than 2%.

Energy, telecommunication services and materials were the three best performing sectors for the Fund during the 12-month period. The Fund was overweight the energy and telecommunication services sectors and stock selection was strong in both areas. The Fund also benefitted from an underweight in materials, the worst performing sector within the benchmark during the year.

Alexion Pharmaceuticals, FMC Technologies and Lululemon Athletica made the strongest individual contributors to performance during the annual period. Energy service company FMC benefited from higher oil prices and strong demand for its sub-sea wellhead systems. Though Lululemon Athletica suffered from an earnings miss and a perceived surplus of inventory during the fourth quarter, the company still ended the year up 36% on strong sales growth driven by increased awareness of its yoga-inspired athletic apparel. Alexion Pharmaceuticals, a biotech company focused on orphan diseases (rare illnesses that do not attract much public attention, research or funding), rose 77% as its primary drug, Soliris, was approved for treating a severe neurological condition.

Finisar, Gaylord Entertainment and Atmel were the Fund’s largest individual detractors during the year. Gaylord Entertainment, an operator of convention hotels fell 33% on poor results at its D.C. and Orlando properties. Technology companies Atmel and Finisar fell 44% and 34%, respectively, after soaring the prior year. Sales reached a plateau in early 2011 and both holdings retracted much of the prior years’ gains.

SECTOR BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	14.2%
Consumer Staples	0.4
Energy	7.9
Financials	14.8
Health Care	11.5
Industrials	22.6
Information Technology	21.9
Materials	0.6
Telecommunication Services	4.0
Other(2)	2.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan).The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	27

Manager Commentary (continued)

VP – Columbia Wanger U.S. Equities Fund

TOP TEN HOLDINGS(1) (at December 31, 2011)
FMC Technologies, Inc.	2.7%
AMETEK, Inc.	2.4
MICROS Systems, Inc.	2.4
Lululemon Athletica, Inc.	2.3
Nordson Corp.	2.1
tw telecom, inc.	1.9
Donaldson Co., Inc.	1.8
IPG Photonics Corp.	1.7
Informatica Corp.	1.7
Mettler-Toledo International, Inc.	1.6

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Changes to the Fund’s portfolio

Hill-Rom, within the health care sector, was purchased after the stock priced plunged on an earnings miss. We believe Hill-Rom should benefit over the long-term from a secular upgrade trend as hospitals replace older beds with beds that significantly reduce costly pressure wounds. NetSuite, a provider of web-based business software was purchased in the autumn stock market downdraft. The purchase of NetSuite plays into our investment theme of owning ‘software as a service’ stocks.

The Fund’s holding in telecommunications company Paetec was sold when it was acquired by Windstream. ITT Educational Services, a provider of or post-secondary degree education, was sold due to concerns over legislative risk to the private education industry.

Shifts in sector allocation were minimal during 2011.

The Fund’s largest overweight sector positions relative to the benchmark were information technology, industrials and energy. The largest relative underweight positions were in financials, materials and utilities.

Columbia Wanger Asset Management LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

28	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

This page left blank intentionally

The Fund’s Long-term Performance

VP – Columbia Wanger U.S. Equities Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Columbia Wanger U.S. Equities Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the Russell 2000® Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
VP – Columbia Wanger U.S. Equities Fund
Class 2	Cumulative value of $10,000	$9,494	$11,250
	Average annual total return	-5.06%	+7.39%
Russell 2000® Index(1)
	Cumulative value of $10,000	$9,582	$11,597
	Average annual total return	-4.18%	+9.38%

Results for Class 1 shares can be found on page 26.

30	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN VP – COLUMBIA WANGER U.S. EQUITIES FUND

$15,000
$10,000
$5,000
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
$11,597
$11,250
VP – Columbia Wanger U.S. Equities Fund Class 2 ($11,250)
Russell 2000® Index(1) ($11,597)

(1)

The Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The index reflects reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	31

Your Fund at a Glance

VP – DFA International Value Fund

FUND SUMMARY

>	VP – DFA International Value Fund (the Fund) Class 2 shares decreased 19.55% for the 12-month period ended December 31, 2011.

>	The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (Net), which decreased 12.14% over the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP – DFA International Value Fund
Class 1	-19.37%	-5.21%
Class 2	-19.55%	-5.45%
MSCI EAFE Index (Net) (unmanaged)	-12.14%	+3.73%
MSCI EAFE Index (Gross) (unmanaged)	-11.73%	+4.14%

(See “The Fund’s Long-term Performance” for Index descriptions)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The indices do not reflect the deduction of fees, expenses or taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

32	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – DFA International Value Fund

Effective November 16, 2011, Variable Portfolio – AllianceBernstein International Value Fund was renamed Variable Portfolio – DFA International Value Fund. Effective the same date, Dimensional Fund Advisors (“DFA”) assumed responsibility for the management of the Fund.

As of December 31, 2011, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP – DFA International Value Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 306, Class 1 capital stock activity for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP – DFA International Value Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 130 and 347.

VP – DFA International Value Fund (the Fund) Class 2 shares declined 19.55% for the 12 month period ended December 31, 2011. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (Net) (MSCI EAFE Index), which fell 12.14% over the same period.

Significant performance factors

Alliance Bernstein:    The period from January 1, 2011 through mid-November 2011 was one of extraordinary volatility, wherein correlations among stocks surged and active managers struggled to beat their benchmarks. The first quarter of the year saw an international equity market advance, as the global economic recovery continued from year-end 2010 and corporate profitability improved. But unrest in the Middle East and North Africa, followed by natural and nuclear disasters in Japan, tempered market gains. In the second quarter, renewed fears that the economic

COUNTRY BREAKDOWN(1) (at December 31, 2011)
Australia	5.8%
Austria	0.3
Belgium	1.1
Canada	11.3
Denmark	1.8
Finland	0.5
France	11.2
Germany	8.5
Greece	0.0	*
Hong Kong	1.3
Israel	0.3
Italy	1.3
Japan	20.9
Netherlands	2.9
New Zealand	0.1
Norway	0.8
Portugal	0.2
Singapore	0.7
Spain	3.3
Sweden	2.3
Switzerland	3.3
United Kingdom	21.7
United States	0.4

*	Rounds to less than 0.1%.

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	33

Manager Commentary (continued)

VP – DFA International Value Fund

recovery was sputtering drove equity markets down — until a deal on Greece’s sovereign debt set off a June rally that mitigated declines in most markets. During the third quarter, global equities faced the most volatile conditions since 2008. Investors fled to what they perceived to be safer sectors, regions and assets amid growing fears that the European sovereign debt crisis and renewed economic weakness could push the global economy into recession. This dramatic drop was followed by a sharp rebound in October, driven by more encouraging economic and political news, before a modest retreat in November.

Amidst these market conditions, the primary driver of the Fund’s underperformance during this period was its exposure to deep-value stocks. While investing in deep-value stocks has been rewarding over the long term, 2011 was one of the worst years for deep-value stocks in the last 40, surpassed only during the peak of the Internet bubble and the depths of the recent financial crisis.

From a sector perspective, security selection within the finance, consumer cyclicals and industrial commodities industries detracted most from the Fund’s results. Having a modest overweight to the poorly performing finance industry and an underweight position in the stronger consumer cyclicals industry also hurt. Only partially offsetting these detractors was effective security selection within the telecommunications, medical and capital equipment industries. An overweight allocation to the comparatively robust telecommunications industry also added value.

The individual holdings that detracted most from the Fund’s relative returns during the period were French bank Societe Generale, Japanese utility Tokyo Electric Power and Hong Kong-based retailer Esprit. Societe Generale detracted amid lingering worries over the European sovereign debt crisis. Tokyo Electric Power was the owner of the

Fukushima Daiichi nuclear power plant that was severely impacted by the Japanese earthquake and tsunami. Shares of Esprit declined due to concerns over the company’s exposure to European markets and as investors grew frustrated with the speed of the company’s turnaround efforts.

Relative to the MSCI EAFE Index, the top contributors to the Fund’s results during the period were Japanese tobacco product manufacturer Japan Tobacco, U.K. pharmaceuticals company AstraZeneca and Japanese telecommunications company Nippon Telegraph & Telephone. All three stocks rose as investors favored defensive names during much of the period.

While we are bottom-up investors and thus country allocation is usually the result of individual security selection, we note that security selection in the U.K., France and Hong Kong detracted most from the Fund’s relative results. Relative to the MSCI EAFE Index, security selection in Italy and Australia contributed positively as did an underweight position in Finland.

TOP TEN HOLDINGS(1) (at December 31, 2011)
BP PLC (United Kingdom)	3.6%
HSBC Holdings PLC, ADR (United Kingdom)	3.5
Royal Dutch Shell PLC, Class A (United Kingdom)	3.0
Vodafone Group PLC, ADR (United Kingdom)	2.7
Banco Santander SA (Spain)	2.7
Toyota Motor Corp. (Japan)	2.6
Mitsubishi UFJ Financial Group, Inc. (Japan)	2.1
Vodafone Group PLC (United Kingdom)	2.1
Suncor Energy, Inc. (Canada)	2.0
E.ON AG (Germany)	1.6

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

34	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – DFA International Value Fund

DFA:    Developed non-U.S. equity markets declined over the final two months of 2011. Volatility in these markets persisted in light of the failure of European governments to find credible solutions to their sovereign debt crises along with anemic economic growth and the increasing reluctance of Europe’s banks to lend to each other. Consistent with the rest of the year, there was also much dispersion in performance during November and December at the individual country level. Ireland and New Zealand were the only developed markets besides the U.S. that ended the year in positive territory. Greece was the worst performing developed market. Currency fluctuations had a negative impact on dollar-denominated returns of developed non-U.S. equities, as the U.S. dollar appreciated against most major currencies over the year, including the final two months of 2011. Remember, as the value of the U.S. dollar increases, the dollar value of foreign investments typically declines and vice versa.

Amidst these conditions, the Fund underperformed the benchmark index from mid-November, when we assumed management responsibility for the Fund, and the end of December 2011. Such results were in part because the Fund was predominantly allocated to value-oriented equities, which was the worst performing segment of the international equity market universe during these months. This was exacerbated by the substitution of better performing financial companies in this segment, in order to diversify sector exposure, with less strongly performing companies from other sectors.

In our management strategy, the Fund’s sector allocations and selection of securities within those sectors are a consequence of our portfolio construction process and value definition rather than any tactical bets on the economic prospects of either the overall sectors or individual companies within those sectors. That said, individual security selection in the financials, energy and materials sectors detracted most from the Fund’s relative results during the period. Having an overweighted allocation to the lagging materials sector also hampered results. On the positive side, having underweighted allocations to real estate investment trusts (REITs) and information technology, each of which generally underperformed the benchmark index, added value during the period.

The individual holding that detracted most from the Fund’s results during the period was German utilities company E.On, which performed poorly. Also having no position in Canadian bank Royal Bank of Canada and an underweighted position in the Netherlands’ energy company Royal Dutch Shell, detracted, as both of these companies’ stocks performed well during the period. Conversely, a position in Japanese auto manufacturer Toyota Motor contributed strongly to the Fund’s results.

From a country perspective, we intend to provide broad diversification across all developed markets, excluding the U.S., in the Fund, approximately in proportion to their market weightings in the benchmark index and subject to implementation factors, including sector capping, which may at times drive modest deviations. A country’s relative performance will compel portfolio action only to the extent that the performance impacts the composition of the target universe within that country. All that said, during the period, positioning in the U.K., France and Canada detracted from the Fund’s results. Positioning in Spain, Sweden and Finland contributed positively.

Changes to the Fund’s portfolio

Alliance Bernstein:    During the period from January through mid-November, the largest purchases or additions we made to the Fund were in ING Group, Roche Holding and Deutsche Bank. We added ING Groep based on our research that suggested that the financials firm could repay the Dutch state and its core debt via retained earnings and a sale of its insurance operations. The divestment of the insurance business, we believe, highlighted the undervaluation of a bank that is capable of earning low double-digit returns. Pharmaceutical company Roche Holding had underperformed its peers for several years, leading to what we considered a more compelling valuation. Further, the market had become concerned about revenue loss and the potential for bio-generics, but we believe those worries were overstated. In our view, the duration of Roche Holdings’ assets is longer than that of other pharmaceutical companies, and it was not getting recognition for its pipeline. We also liked Roche Holdings because it announced a restructuring program in an effort to compensate for recent sales challenges and to improve its profitability. Deutsche Bank became attractively valued as investor concern grew about the impact of financial regulation and the European sovereign debt crisis on its earnings potential. Our research suggested that the company should be able to build adequate capital ratios through a combination

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	35

Manager Commentary (continued)

VP – DFA International Value Fund

of retained earnings and de-risking. We also appreciated the relative stability of the firm’s cash management and private client businesses, which should help offset, we believed, some of the volatility of its investment banking business.

During the period, we sold the Fund’s positions in Bayer and Cap Gemini following strong relative performance to rotate proceeds into what we considered to be more attractively valued stocks. We also closed the Fund’s position in France Telecom, as our conviction concerning the sustainability of wireless margins declined somewhat, and we found other investment opportunities more attractive from a risk/return perspective.

Although our portfolio is constructed based on bottom-up security selection, not top-down sector or country selection, the largest increases in the Fund’s relative sector weights over the period were to the capital equipment, finance and medical industries. The largest decreases in relative sector weights were to the consumer cyclicals, industrial commodities and consumer staples groups. From a country perspective, the largest increases in relative country weights over the period were to the Netherlands, Spain and Brazil. The largest decreases in relative country weights were to France, Canada and Norway.

At the end of October, the Fund was overweight relative to the MSCI EAFE Index in energy, telecommunications, capital equipment, technology/electronics and finance. The Fund was underweight relative to the benchmark index in consumer staples, consumer cyclicals, construction and housing and utilities and was rather neutral to the MSCI EAFE Index in medical, industrial commodities, transportation and gold. From a country perspective, the Fund was overweight at the end of October relative to the MSCI EAFE Index in Japan, the Netherlands, Canada, South Korea and Brazil and was underweight relative to the benchmark index in Australia, Switzerland, Sweden, Hong Kong and Spain.

DFA:    The Fund underwent a transition beginning in the middle of November, during which it was shifted to our management strategy. By the end of November, the Fund effectively reflected this new strategy. In managing the Fund, we continuously rebalance the Fund’s portfolio toward a moving large value target universe. We sell securities that do not sufficiently represent the target universe and reallocate proceeds into the target universe. In the last two months of 2011, we accumulated Fund positions in German telecommunication services firm Deutsche Telekom and U.K. telecommunication services firm Vodafone Group and reduced the Fund’s positions in Spanish natural gas distributor Gas Natural and Japanese tobacco products manufacturer Japan Tobacco.

Any shifts in sector and country weights result from both continuous convergence toward target weight, which is based on our value definition, and market movements. Shifts are not a result of any tactical bet on the economic prospects of a given sector or country. Still, since assuming management responsibility of the Fund, the Fund’s allocations to telecommunication services and materials increased, and its exposures to energy and financials decreased. The Fund’s positions in Japan and Canada increased, and its allocations to France and the U.K. decreased.

36	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – DFA International Value Fund

At the end of December 2011, the Fund had overweighted allocations relative to the benchmark index in consumer discretionary and materials. On December 31, 2011, the Fund had underweighted allocations relative to the benchmark index in health care, REITs and utilities and was rather neutrally weighted in consumer staples, energy, information technology and telecommunication services. From a country perspective, the Fund was overweight at the end of December in the Netherlands, Germany, Japan and France and was underweight relative to the benchmark index in Switzerland, Australia, Italy and Hong Kong.

All told, with the changes made with the transition to a new management team, the Fund had a portfolio turnover rate of 104% during the annual period.

AllianceBernstein L.P.                         Dimensional Fund Advisors, L.P.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	37

The Fund’s Long-term Performance

VP – DFA International Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – DFA International Value Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE Index (Net) and the Morgan Stanley Capital International (MSCI) EAFE Index (Gross). Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Result of December 31, 2011
		1 year	Since inception 5/7/10
VP – DFA International Value Fund
Class 2	Cumulative value of $10,000	$8,045	$9,115
	Average annual total return	-19.55%	-5.45%
MSCI EAFE Index (Net)(1)
	Cumulative value of $10,000	$8,786	$10,623
	Average annual total return	-12.14%	+3.73%
MSCI EAFE Index (Gross)(1)
	Cumulative value of $10,000	$8,827	$10,693
	Average annual total return	-11.73%	+4.14%

Results for Class 1 shares can be found on page 32.

38	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
VP – DFA INTERNATIONAL VALUE FUND
$15,000
$10,000
$5,000
$10,693
$10,623
$9,115
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
VP – DFA International Value Fund Class 2 ($9,115)
MSCI EAFE Index (Net)(1) ($10,623)
MSCI EAFE Index (Gross)(1) ($10,693)

(1)

On September 30, 2011 the MSCI EAFE Index (Net) replaced the MSCI EAFE Index (Gross) as the Fund’s primary benchmark. The Fund’s Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the Net version better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	39

Your Fund at a Glance

VP – Eaton Vance Floating-Rate Income Fund

FUND SUMMARY

>	VP – Eaton Vance Floating-Rate Income Fund (the Fund) Class 2 shares gained 2.33% for the 12-month period ended December 31, 2011.

>	The Fund outperformed its benchmark, as represented by the S&P/LSTA Leveraged Loan Index (the S&P Index), which gained 1.52% over the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP — Eaton Vance Floating-Rate Income Fund
Class 1	+2.60%	+3.47%
Class 2	+2.33%	+2.74%
S&P/LSTA Leveraged Loan Index (unmanaged)	+1.52%	+3.15%*

*	Fund data is from May 7, 2010. S&P/LSTA Leveraged Loan Index data is from April 30, 2010.

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

40	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – Eaton Vance Floating-Rate Income Fund

As of December 31, 2011, approximately 99% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP – Eaton Vance Floating-Rate Income Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 307, Class 1 capital stock activity for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP – Eaton Vance Floating-Rate Income Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 130 and 347.

VP – Eaton Vance Floating-Rate Income Fund (the Fund) Class 2 shares gained 2.33% for the 12 months ended December 31, 2011. The Fund outperformed its benchmark, the S&P/LSTA Leveraged Loan Index (Leveraged Loan Index), which rose 1.52% over the same period.

Significant performance factors

During the annual period, macroeconomic fears emerged and faded in the investor consciousness with markets shifting back and forth between a “risk on” and “risk off” focus. The macroeconomic factors contributing to this environment were well publicized, including continued uncertainty regarding sovereign debt in the Eurozone, the contentious debt ceiling negotiation fiasco in the U.S., the unprecedented downgrade of U.S. debt by Standard & Poor’s, and concerns related to the economic growth prospects of the U.S. and China.

The technical conditions of the floating-rate loan market were not immune to the continuously evolving macroeconomic picture. On the demand side, the floating-rate loan asset class was a beneficiary of healthy inflows during the first half of 2011, buoyed by robust retail demand. However, flows turned negative in August when investors pulled $5.5 billion out of the asset class following broader macroeconomic developments, including the Federal Reserve’s (the Fed’s) announcement that it would be anchoring short-term interest rates at exceptionally low levels through at least mid 2013. Following significant August and September outflow, retail outflows persisted into the fourth quarter of 2011 but at a much reduced level, averaging $0.5 billion per month, according to Standard & Poor’s Leveraged Commentary and Data (LCD). On the supply side, new loan issuance peaked during the first half of 2011 at levels not seen since prior to 2009. New loan issuance moderated during the second half of 2011 with fewer deals coming to market.

In a reversal from 2010, higher quality loans outperformed the lower quality segments of the loan market in 2011. The strongest performing loan group during the annual period ended December 31, 2011 was the BBB loan segment, followed by loans rated BB and then loans rated B. The biggest laggards during the year were those loans in the defaulted category and loans rated CCC.

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	26.4%
Consumer Staples	9.5
Energy	1.6
Financials	4.9
Health Care	13.8
Industrials	8.0
Materials	10.3
Telecommunication	19.8
Utilities	2.7
Other(2)	3.0

(1)	Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	41

Manager Commentary (continued)

VP – Eaton Vance Floating-Rate Income Fund

Amidst these conditions, the Fund outperformed the Leveraged Loan Index during the annual period due primarily to our greater focus on higher quality loans. As mentioned, higher quality loans outperformed lower quality loans during the annual period. In particular, the Fund’s overweight to loans rated BB, its underweight to loans rated CCC and not owning any loans in default helped most. It is worth noting that the Fund has retained its high quality loan posture relative to the Leveraged Loan Index through the full market cycle. As such, we did not significantly shift the Fund’s quality exposure in response to macroeconomic factors dominating the annual period.

The Fund employs a rigorous, bottom-up credit research process wherein loan selection drives performance, and sector allocation is a residual of that process. That said, analyzing results from the perspective of industry exposures can be instructive. The Fund benefited during the annual period from underweighted positions in publishing and utilities, as the publishing industry was the worst performing industry group by a meaningful margin during 2011 and utilities lagged the Leveraged Loan Index as well, albeit more modestly. The Fund also benefited during the annual period from overweighted exposures in the stronger performing food and drug retailers, leisure goods and electronics industries. On the other hand, such positive contributors were partially offset by the Fund’s industry overweights in business equipment and services and food products, which detracted from relative results as the industry groups failed to keep pace with the broader leveraged loan market. Underweighted positions in the stronger performing lodging and casino, telecommunications and financial intermediaries industries also detracted from the Fund’s relative results during the annual period.

The Fund does not employ an active duration or yield curve positioning strategy. Due to the floating-rate nature of the loans held in the Fund’s portfolio, which reset on average every 48 days, as of December 31, 2011, the Fund’s effective duration stood near zero — specifically at 0.13 years — at the end of the annual period. This is typical for our floating-rate strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Changes to the Fund’s portfolio

Changes in industry exposure within the Fund are a residual of bottom-up credit research. That said, a few of the largest industry exposure changes over the annual period included decreases to the health care, cable and satellite TV and retailers (ex food and drug) industries, all of which contributed positively to the Fund’s relative results in 2011. An increased weighting in electronics also benefited the Fund. Increases to business equipment and services and food products, however, detracted from the Fund’s relative performance.

QUALITY BREAKDOWN(1) (at December 31, 2011)
BBB rating	72.5%
BB rating	20.5
B rating	0.9
CCC rating	5.2
Not rated	0.9

(1)	Percentages indicated are based upon total fixed income securities (excluding Cash Equivalents).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the Moody’s rating when available. If Moody’s doesn’t rate bond, then the S&P rating is used. If neither Moody’s nor S&P rates a bond, then it is designated as Not rated. Credit ratings are subjective opinions and are not statements of fact.

42	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Eaton Vance Floating-Rate Income Fund

At the end of the annual period, the Fund was most overweighted relative to the Leveraged Loan Index in the leisure goods, business equipment and services, chemicals and plastics, food service and electronics-electrical industries. On December 31, 2011, the Fund was most underweighted relative to the Leveraged Loan Index in the publishing, utilities, financial intermediaries, telecommunications and lodging and casino industries. The Fund was broadly diversified with more than 370 positions in its portfolio at the end of the annual period.

Eaton Vance Management

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	43

The Fund’s Long-term Performance

VP – Eaton Vance Floating-Rate Income Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Eaton Vance Floating-Rate Income Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the S&P/LSTA Leveraged Loan Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception* 5/7/10
VP – Eaton Vance Floating-Rate Income Fund
Class 2	Cumulative value of $10,000	$10,233	$10,456
	Average annual total return	+2.33%	+2.74%
S&P/LSTA Leveraged Loan Index(1)
	Cumulative value of $10,000	$10,152	$10,531
	Average annual total return	+1.52%	+3.15%

*	Fund data is from May 7, 2010. S&P/LSTA Leveraged Loan Index data is from April 30, 2010.

Results for Class 1 shares can be found on page 40.

44	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
VP – EATON VANCE FLOATING-RATE INCOME FUND
$15,000
$10,000
$5,000
$10,531
$10,456
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
VP – Eaton Vance Floating-Rate Income Fund Class 2 ($10,456)
S&P/LSTA Leveraged Loan Index(1) ($10,531)

(1)

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	45

Your Fund at a Glance

VP – Invesco International Growth Fund

FUND SUMMARY

>	VP – Invesco International Growth Fund (the Fund) Class 2 shares fell 7.12% for the 12-month period ended December 31, 2011.

>	The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Growth Index (Net) (MSCI EAFE Growth Index), which decreased 12.11% over the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP — Invesco International Growth Fund
Class 1	-6.92%	+5.36%
Class 2	-7.12%	+5.10%
MSCI EAFE Growth Index (Net) (unmanaged)	-12.11%	+5.12%
MSCI EAFE Growth Index (Gross) (unmanaged)	-11.82%	+5.41%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The indices do not reflect the deduction of fees, expenses or taxes (except the MSCI EAFE Growth Index (Net), which reflects reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

46	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – Invesco International Growth Fund

As of December 31, 2011, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP – Invesco International Growth Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 307, Class 1 capital stock activity for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP – Invesco International Growth Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 130 and 347.

VP – Invesco International Growth Fund (the Fund) Class 2 shares declined 7.12% for the 12 months ended December 31, 2011. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Growth Index (Net) (MSCI EAFE Growth Index), which fell 12.11% over the same period.

Significant performance factors

International equity markets faced several macroeconomic-driven headwinds in 2011. China’s economic growth slowed, and the U.S. economy battled high unemployment and runaway deficits. Several European countries faced

COUNTRY BREAKDOWN(1) (at December 31, 2011)
Australia	5.8%
Belgium	1.9
Brazil	2.4
Canada	5.8
China	1.2
Denmark	1.5
France	6.2
Germany	5.8
Hong Kong	2.3
India	0.9
Ireland	1.7
Israel	1.7
Japan	9.1
Mexico	3.4
Netherlands	4.4
Russian Federation	0.9
Singapore	2.3
South Korea	2.4
Spain	0.5
Sweden	3.0
Switzerland	8.8
Taiwan	1.3
Turkey	0.6
United Kingdom	17.0
Other(2)	9.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	47

Manager Commentary (continued)

VP – Invesco International Growth Fund

similar deficits, which brought to light the imperfect structure of the Euro. In addition, numerous world events caught investors’ attention, including growing political unrest in the Middle East and North Africa and, in March 2011, the devastating natural and nuclear disasters in Japan. The annual period ended on a market upswing, however, as European leaders took steps to address the Greek sovereign debt crisis, expand the bailout fund and stabilize the region’s banking system.

Amidst these market conditions, we continued to manage the Fund with a long-term view and a bottom-up approach, i.e. selecting stocks on an individual basis. From a sector perspective, the Fund fared better than the MSCI EAFE Growth Index in six of ten sectors, significantly outperforming in the consumer discretionary, financials and energy sectors. In each instance, strong stock selection played a key role in driving results. In financials, the weakest sector in the MSCI EAFE Growth Index during the annual period, an underweight exposure additionally drove relative results. The financials sector was impacted significantly by European sovereign debt concerns, which, as indicated, was a focal point of investor sentiment through most of the annual period. A modest cash exposure during this volatile annual period was supportive on a relative basis as well.

In broad geographic terms, the Fund outperformed the MSCI EAFE Growth Index across both Europe and Asia. Outperformance in Europe was led by strong stock selection results in the U.K., which was the Fund’s largest single country exposure. Stock selection proved effective in Germany as well, predominantly via a lack of exposure to weak names in the MSCI EAFE Growth Index. Also, notably, the Fund ended the annual period with no direct exposure to the PIIGS (Portugal, Ireland, Italy, Greece, Spain) countries in Europe. (The Fund did hold two U.K. companies incorporated in Ireland for tax purposes.) Outperformance in Asia was driven mainly by the Fund’s meaningful underweight in Japan.

Conversely, an underweight exposure to consumer staples, the strongest performing sector in the MSCI EAFE Growth Index during the annual period, detracted from relative results. However, stock selection more than offset the negative impact of allocation to the sector. Fund holdings in the telecommunication services sector, predominantly in the wireless industry, also detracted from relative results. Fund exposure in the information technology sector detracted as well, albeit more modestly. Geographically, exposure to India and Turkey, which are not markets represented in the MSCI EAFE Growth Index, detracted, as each of these country’s equity markets overall declined during the annual period. Select holdings in France were also a drag on the Fund’s relative results.

From an individual security perspective, the top contributor to the Fund’s relative results during the annual period was U.K.-based specialty pharmaceutical company Shire. The company reported better than anticipated earnings during the annual period, supported by the success of some of its key drugs. Earnings reports indicated meaningful revenue

TOP TEN HOLDINGS(1) (at December 31, 2011)
Compass Group PLC (United Kingdom)	2.5%
Imperial Tobacco Group PLC (United Kingdom)	2.3
Anheuser-Busch InBev NV (Belgium)	2.1
Canon, Inc. (Japan)	1.9
Yamada Denki Co., Ltd. (Japan)	1.9
Teva Pharmaceutical Industries Ltd., ADR (Israel)	1.9
Banco Bradesco SA, ADR (Brazil)	1.9
Novartis AG, Registered Shares (Switzerland)	1.9
British American Tobacco PLC (United Kingdom)	1.8
BG Group PLC (United Kingdom)	1.8

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

48	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Invesco International Growth Fund

increases due to high pricing, lower rebates and double-digit volume growth. We continued to like the name through the annual period and considered it to be relatively defensive in a difficult market. However, we trimmed the position somewhat during the annual period due to its valuation. Importantly, the Fund also benefited significantly from not owning certain names in the MSCI EAFE Growth Index that performed particularly poorly, including U.K. diversified banking institution HSBC Holdings and U.K.-based international mining company Rio Tinto.

A holding in Cap Gemini, one of the largest information technology management consulting, outsourcing and professional services companies in the world, based in France, was among the biggest detractors from the Fund’s relative results during the annual period. Its stock was hard hit during the annual period by broad macroeconomic weakness that undermined business confidence and therefore spending. Another disappointment during the annual period was a position in Suncor Energy, a Canadian oil and gas company. Shares of Suncor Energy declined on volatility in the energy sector, but the stock rebounded toward the end of the annual period. The stock of Independent & Commercial Bank of China (ICBC), another detractor from the Fund’s annual results, traded down with the global sell-off in the financials sector, exacerbated by an increase in risk associated with both the region and the bank’s asset quality. Although not immune to increased risk levels, we continued, at the end of the annual period, to value ICBC’s strong capital position and prudent loan portfolios.

Changes to the Fund’s portfolio

As long-term, bottom-up stock selectors, we see volatility as an opportunity to buy quality growth companies at more attractive valuations than usual. Consequently, we took advantage of market volatility during the annual period to buy several stocks that had long been on what we call our EQV (earnings, quality, valuation) radar. Among the most significant new additions to the Fund’s portfolio during the annual period were Brambles and China Mobile. Australia-based Brambles is the world’s leading provider of pallet and container pooling solutions for transporting products efficiently and safely. The company’s high quality customer base is dominated by less economically-sensitive consumer staples companies like Procter & Gamble, Dole Food and Unilever. We believe Brambles’ operating margins may well continue to expand over the next few years as a result of a reduction in its cost structure. Brambles’ valuation was at the low end of its historical range when we opportunistically initiated a position in the company. China Mobile is a market leader in Chinese wireless telephone services. Approximately 25% of the company’s market capitalization is net cash, and it is one of the few telecommunications companies in the world in a net cash position. Although the company already has a competitive advantage with its current 3G network, China Mobile plans to migrate to a 4G network over the next couple of years. We expect this will be a catalyst for reducing or eliminating China Mobile’s valuation gap against its regional peers.

Companies sold from the Fund’s portfolio during the annual period included U.K.-based integrated electric company International Power and Greece-based lottery systems and services provider Intralot. Both companies were sold to take advantage of what we believed were more attractive investment opportunities elsewhere.

Sector and country exposure in the Fund are a residual of stock selection, driven by underlying fundamentals, and not due to any top-down macroeconomic views or asset allocation decisions. That said, during the annual period, the Fund’s exposure to information technology and consumer staples increased. The Fund’s overall cash exposure also increased. Its allocations to health care, telecommunication services and utilities decreased during the annual period. Regional exposures remained relatively unchanged during the annual period.

At the end of the annual period, the Fund was overweight compared to the MSCI EAFE Growth Index in the energy, consumer discretionary, information technology, telecommunication services, health care and financials sectors. On December 31, 2011, the Fund was underweight relative to the MSCI EAFE Growth Index in the utilities, consumer staples, industrials and materials sectors. In geographic terms, the Fund was most overweight relative to the MSCI EAFE Growth Index in Canada, Mexico and Brazil in that the MSCI EAFE Growth Index does not have exposure to

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	49

Manager Commentary (continued)

VP – Invesco International Growth Fund

Canada or any emerging markets. The Fund was most underweight compared to the MSCI EAFE Growth Index in Japan, the U.K. and Switzerland. From both a sector and country perspective, the Fund is actively managed and does not look to mimic its benchmark index.

Invesco Advisers, Inc.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

50	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – Invesco International Growth Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Invesco International Growth Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE Growth Index (Net) and the MSCI EAFE Growth Index (Gross). Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
VP – Invesco International Growth Fund
Class 2	Cumulative value of $10,000	$9,288	$10,857
	Average annual total return	-7.12%	+5.10%
MSCI EAFE Growth Index (Net)(1)
	Cumulative value of $10,000	$8,789	$10,861
	Average annual total return	-12.11%	+5.12%
MSCI EAFE Growth Index (Gross)(1)
	Cumulative value of $10,000	$8,818	$10,909
	Average annual total return	-11.82%	+5.41%

Results for Class 1 shares can be found on page 46.

52	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
VP – INVESCO INTERNATIONAL GROWTH FUND
$15,000
$10,000
$5,000
$10,909
$10,861
$10,857
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
VP – Invesco International Growth Fund Class 2 ($10,857)
MSCI EAFE Growth Index (Net)(1) ($10,861)
MSCI EAFE Growth Index (Gross)(1) ($10,909)

(1)

On September 30, 2011, the MSCI EAFE Growth Index (Net) replaced the MSCI EAFE Growth Index (Gross) as the Fund’s primary benchmark. The Fund’s Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the Net version better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	53

Your Fund at a Glance

VP – J.P. Morgan Core Bond Fund

FUND SUMMARY

>	VP – J.P. Morgan Core Bond Fund (the Fund) Class 2 shares gained 6.76% for the 12-month period ended December 31, 2011.
>

The Fund underperformed the 7.84% increase of its benchmark, the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index representing U.S. taxable investment-grade bonds, during the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP – J.P. Morgan Core Bond Fund
Class 1	+7.09%	+6.68%
Class 2	+6.76%	+6.35%
Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+7.84%	+6.65%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

54	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – J.P. Morgan Core Bond Fund

As of December 31, 2011, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP – J.P. Morgan Core Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 308, Class 1 capital stock activity for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP – J.P. Morgan Core Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 130 and 347.

VP – J.P. Morgan Core Bond Fund (the Fund) Class 2 shares gained 6.76% for the 12 months ended December 31, 2011. The Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index), which returned 7.84% over the same period.

Significant performance factors

As the annual period began, risk assets, buoyed by stimulative monetary and fiscal policy, maintained momentum, despite significant global events that threatened to derail the economic recovery. U.S. equity markets saw their strongest first quarter since 1999, recovering from concerns in early March about oil prices and the impact of the natural and nuclear disasters in Japan. The U.S. fixed income market posted positive but muted returns.

While risk assets started the second quarter on a strong note, much of the quarter was characterized by a flight to quality as economic data reflected a soft patch in the global economic recovery and investor concerns heightened about the finances of peripheral Europe. In turn, despite already low yields, U.S. Treasury securities rallied and most non-Treasury sectors lagged. After a “risk off” trading climate for most of the second quarter, austerity measures passed in Greece then boosted many non-Treasury sectors in late June.

During the third quarter, investors were on edge as uncertainty about prospects for global economic growth and worries over the inability of policymakers in the U.S. and Europe to tackle sovereign debt woes caused significant market volatility. More specifically, along with the expiration of the Federal Reserve’s (the Fed’s) second quantitative easing program at the end of June 2011 and renewed concerns about sovereign debt in Europe, performance of the U.S. fixed income market during the third quarter was dominated by the political debacle surrounding the debt ceiling in the U.S. to avoid unprecedented default and by Standard & Poor’s historic downgrade of U.S. debt from its AAA

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Asset-Backed Securities — Non-Agency	2.4%
Commercial Mortgage-Backed Securities — Agency	4.8
Commercial Mortgage-Backed Securities — Non-Agency	2.4
Corporate Bonds & Notes	14.1
Foreign Government Obligations	0.8
Inflation-Indexed Bonds	0.1
Municipal Bonds	0.2
Residential Mortgage-Backed Securities — Agency	34.5
Residential Mortgage-Backed Securities — Non-Agency	9.6
U.S. Government & Agency Obligations	11.5
U.S. Treasury Obligations	18.2
Other(2)	1.4

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	55

Manager Commentary (continued)

VP – J.P. Morgan Core Bond Fund

rating in August. The result was a full-blown flight to quality, with risk sectors across the spectrum trading down and U.S. Treasury securities’ prices moving significantly higher. When the Fed announced in September that it would extend the maturity structure of its holdings through the sale of short-term securities and the purchase of long-term securities in an effort to support the economic recovery—in a program dubbed Operation Twist, the flight to quality continued.

While the markets’ worst fears of a disorderly credit event in Europe or a double-dip recession in the U.S. were not realized, policy actions and continued risks for the global economy did not reassure during the fourth quarter. European summits in October and December attempted to bring needed focus to the growing financial crisis. Proposed resolutions included tighter fiscal integration and discipline in the euro area through budget deficit targets and authority for the European Court of Justice to intervene in issues of budget oversight for individual countries. However, skepticism remained as to whether these steps would adequately address Europe’s issues, particularly because the proposals did not include or imply stepped-up direct purchases of sovereign debt by the European Central Bank. All that said, there was sufficient good news during the fourth quarter, especially in the key labor, manufacturing and housing segments of the U.S. economy, to encourage risk taking. In the fixed income market, high yield corporate bonds were the best performers during the fourth quarter as the economy showed signs of improvement. Emerging market bonds were also strong performers, as inflation came under control in key regions and solid economic growth was forecasted for 2012. U.S. Treasury securities eked out only modest gains, however, as investors moved away from quality in favor of riskier assets.

Monetary policy remained unchanged throughout the year, with the targeted federal funds rate anchored in the 0% to 0.25% range. However, in a historic move, the Fed announced in August that economic conditions are likely to warrant “exceptionally low” interest rates “at least through mid 2013.” It was the first time the Fed had pegged its monetary policy to a specific date.

For the year overall, the best performing sectors in the Barclays Capital Index were asset-backed securities and commercial mortgage-backed securities (CMBS), which outpaced comparable-duration U.S. Treasuries by 52 basis points and 47 basis points, respectively. (A basis point is 1/100th of a percentage point.) U.S. Treasuries outperformed the remaining spread, or non-Treasury, sectors on a duration-neutral basis, posting a total return of 9.81%. While longer-dated U.S. Treasuries overtook shorter-dated securities, U.S. Treasury yields declined across the yield curve, or spectrum of maturities, during the annual period, driven by global economic weakness, political uncertainty both domestically and abroad, and U.S. policymakers’ efforts to increase consumer lending with the Fed’s announcement and subsequent implementation of Operation Twist during the second half of the year. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa.) As longer-term yields declined more sharply than shorter-term yields, the U.S. Treasury yield curve flattened over the annual period, meaning the differential in yields between shorter-term and longer-term maturities narrowed.

QUALITY BREAKDOWN(1) (at December 31, 2011)
AAA rating	77.0%
AA rating	4.3
A rating	8.8
BBB rating	5.8
Non-investment grade	0.7
Non-rated	3.4

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Non rated. Credit ratings are subjective opinions and not statement of fact.

56	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – J.P. Morgan Core Bond Fund

Investment grade corporate bonds were the worst performers during the annual period trailing comparable-duration U.S. Treasuries by 367 basis points, with financials finishing the annual period as the worst performing corporate sub-sector, trailing like-duration U.S. Treasuries by 628 basis points. Over the year, higher quality names outperformed lower quality credits, with bonds rated AA, A and BBB trailing comparable-duration U.S. Treasuries by 230 basis points, 358 basis points and 351 basis points, respectively.

Amidst these conditions, the Fund underperformed the Barclays Capital Index, due primarily to its underweight to U.S. Treasuries. The Fund maintained an overweight position in agency debt relative to the Barclays Capital Index, which also detracted, as the sector trailed comparable-duration U.S. Treasuries by 25 basis points during the annual period. An overweight to non-agency mortgage-backed securities, which are not a component of the Barclays Capital Index, detracted as well.

To a lesser extent, the Fund’s duration strategy detracted from relative results. We carefully manage duration as we seek to control interest rate risk in the Fund, and we use it sparingly as an active management tool. Duration may be adjusted periodically, in small increments, seeking to enhance returns when the market is undervalued and to protect portfolio value when the market is overvalued. Duration decisions are based on our interest rate forecasts, which incorporate many factors, such as the outlook for inflation, monetary aggregates, anticipated Fed policy and the overall economic environment. The duration of the Fund is typically +/- 10% of the duration of the Barclays Capital Index. The Fund had a shorter duration than that of the Barclays Capital Index through much of the annual period. At the end of the annual period, the Fund had an effective duration of 4.33 years versus the Barclays Capital Index’ effective duration of 4.58 years. The Fund’s short duration posture was a slight detractor during the annual period as interest rates declined across the U.S. Treasury yield curve. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

In conjunction with the economic analysis we perform with respect to duration decisions, we seek to identify broad interest rate trends and supply and demand relationships that may influence the shape of the yield curve, or spectrum of maturities. As part of the investment process, we evaluate the risk/reward posture of various maturities along the yield curve in an effort to identify undervalued portions of the curve. The Fund’s yield curve positioning was a marginal detractor from performance during the annual period, as the positive impact of having overweighted positions in five-year and 10-year maturities was offset by the detracting effect of having an underweighted allocation to the 30-year segment of the yield curve. As indicated earlier, the longer-term end of the U.S. Treasury yield curve outperformed the shorter-term end during the annual period.

On the positive side, the Fund’s overweighted allocations to asset-backed securities and CMBS boosted relative results, as each of these sectors outpaced duration-equivalent U.S. Treasuries during the annual period. The Fund’s underweight in investment grade corporate bonds also contributed positively to relative results, for, as mentioned, the sector was the worst performer in the Barclays Capital Index during the annual period. Security selection in agency mortgage-backed securities proved effective, further buoying the Fund’s performance.

Changes to the Fund’s portfolio

The biggest changes within the Fund’s portfolio during the annual period were decreases in its allocations to U.S. Treasuries and agency debt and corresponding increases to spread, or non-Treasury, sectors, including mortgage-backed securities, asset-backed securities, CMBS and investment grade corporate bonds.

Our focus remained on individual security selection based on bottom-up, fundamental analysis. Securities are purchased that we believe are undervalued or may offer a superior total return profile compared to similar securities. Securities are sold that we believe are overvalued, suffer significant fundamental changes or if a substitute security with a superior total return profile is identified. During the annual period, there were no extraordinary market conditions that prompted substantial turnover.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	57

Manager Commentary (continued)

VP – J.P. Morgan Core Bond Fund

At the end of the annual period, the Fund was overweight relative to the Barclays Capital Index in agency debt, mortgage-backed securities, asset-backed securities and CMBS and was underweight relative to the Barclays Capital Index in U.S. Treasuries and investment grade corporate bonds.

J.P. Morgan Investment Management Inc.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

58	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – J.P. Morgan Core Bond Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – J.P. Morgan Core Bond Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the Barclays Capital U.S. Aggregate Bond Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
VP – J.P. Morgan Core Bond Fund
Class 2	Cumulative value of $10,000	$10,676	$11,071
	Average annual total return	+6.76%	+6.35%
Barclays Capital U.S. Aggregate Bond Index(1)
	Cumulative value of $10,000	$10,784	$11,122
	Average annual total return	+7.84%	+6.65%

Results for Class 1 shares can be found on page 54.

60	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
VP – J.P. MORGAN CORE BOND FUND
$15,000
$10,000
$5,000
$11,122
$11,071
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
VP – J.P. Morgan Core Bond Fund Class 2 ($11,071)
Barclays Capital U.S. Aggregate Bond Index(1) ($11,122)

(1)

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	61

Your Fund at a Glance

VP – Jennison Mid Cap Growth Fund

FUND SUMMARY

>	VP – Jennison Mid Cap Growth Fund (the Fund) Class 2 shares gained 1.85% from for the 12-month period ended December 31, 2011.

>	The Fund outperformed its benchmark, as represented by the Russell Midcap® Growth Index, which fell 1.65% over the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP – Jennison Mid Cap Growth Fund
Class 1	+2.02%	+9.34%
Class 2	+1.85%	+9.06%
Russell Midcap® Growth Index (unmanaged)	-1.65%	+12.36%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

62	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – Jennison Mid Cap Growth Fund

As of December 31, 2011, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP – Jennison Mid Cap Growth Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 308, Class 1 capital stock activity for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP – Jennison Mid Cap Growth Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 130 and 347.

VP – Jennison Mid Cap Growth Fund (the Fund) Class 2 shares gained 1.85% for the 12 months ended December 31, 2011. The Fund outperformed its benchmark, the Russell Midcap® Growth Index (Russell Index), which declined 1.65% over the same period.

Significant performance factors

The U.S. economy finished 2011 on firmer footing than it began the year, as fears of an autumn slowdown failed to materialize. Into year-end, most economic indicators, including employment, manufacturing and housing, signaled accelerating improvement. Corporate earnings, as measured by the companies in the S&P 500® Index, finished the year up approximately 14%, in line with expectations. While the pace of economic growth remained subpar, the end-of-year strength put to rest fears of another recession. The resilience of the U.S. economy was noteworthy in light of the magnitude of global macroeconomic and political shocks and the inability of the U.S. House of Representatives and Senate to overcome differences and find compromise during the annual period.

The same can not be said for Europe, where the sovereign debt crisis beleaguered capital markets through most of the annual period. The lack of a credible interim plan to buy time for true reforms that would address serious budget imbalances, particularly in southern Europe, sapped investor sentiment globally. The U.S. dollar strengthened substantially against the euro over the final months of 2011 as investors weighed the increasing possibility of a recession in Europe. Volatility also continued to plague equity markets worldwide as sentiment swung dramatically from hopes of an agreement in Europe to despair as hopes were dashed.

Against this backdrop, investors sought refuge in U.S. Treasury securities. Fixed income returns soundly trumped many equity markets, including those of the U.S., in 2011. Fueled by worries that inflation would reignite, commodity prices finished up over the year, although much of the strength seen in the first half was given back by the end of the year.

Within the Russell Index, the strongest performing sectors for the annual period were utilities, consumer staples, consumer discretionary and health care. All other sectors in the Russell Index declined.

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	18.2%
Consumer Staples	5.8
Energy	9.4
Financials	4.5
Health Care	14.4
Industrials	10.4
Information Technology	22.6
Materials	6.7
Telecommunication Services	5.9
Other(2)	2.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	63

Manager Commentary (continued)

VP – Jennison Mid Cap Growth Fund

The Fund outperformed the Russell Index during the annual period, as stock selection in most sectors contributed positively to relative performance. We were largely successful in finding companies that continued to grow at above average rates despite the lackluster economic environment. More specifically, effective stock selection in the consumer discretionary, health care and information technology sectors benefited the Fund’s relative results most during the annual period. An overweight position in health care, which, as indicated, was one of the strongest performing sectors in the Russell Index during the annual period, also boosted the Fund’s results. Partially offsetting these positive contributors was the detracting effect of weaker stock selection in the telecommunication services and energy sectors. Overweight positions in telecommunication services and information technology also detracted from the Fund’s results, as the sector lagged the Russell Index during the annual period. Utilities, which was the strongest performing sector in the Russell Index during the annual period, hurt the Fund’s performance because the Fund had no holdings in the sector.

The top three individual contributors to the Fund’s relative results during the annual period included discount retailers Dollar Tree and TJX and commercial services firm Alliance Data Systems. Dollar Tree repeatedly reported above consensus earnings, boosted by market share gains, and growth in its store base. TJX benefited from customers’ continuing focus on value. Also, in the past few years, its management has demonstrated an ability to navigate both favorable and difficult retail environments. Alliance Data Systems performed well as the company repeatedly exceeded earnings expectations and saw strong growth from existing and new clients.

Conversely, detracting most from the Fund’s relative results during the annual period were positions in NII Holdings, a mobile communications provider in Latin America; Juniper Networks, a telecommunications equipment company; and Broadcom, a semiconductor chip maker. Shares of NII Holdings declined after its second quarter earnings were weakened by depreciation of the Brazilian real and Mexican peso relative to the U.S. dollar and on earlier management comments about increasing competition in Brazil. Juniper Networks faced macroeconomic spending headwinds in both the service provider and enterprise markets, and thus its shares dropped despite a favorable product cycle and management’s confidence in its business pipeline. Shares of Broadcom declined on a number of issues, including possible iPad 2 excess inventory.

Changes to the Fund’s portfolio

During the annual period, we initiated Fund positions in oil and gas exploration and production companies Noble Energy and Concho Resources and in specialty chemicals company Albemarle. We viewed Noble Energy, with development projects worldwide, as a multi-year growth story that we considered to be attractively valued in light of its highly visible growth prospects. We invested in Concho Resources because we believe its management demonstrates a disciplined approach to managing capital, selling off non-core assets to help raise funds for strategic acquisitions and the development of more promising properties, such as Bone Springs. Albemarle is an attractive

TOP TEN HOLDINGS(1) (at December 31, 2011)
Crown Castle International Corp.	2.4%
Dollar Tree, Inc.	2.4
VeriSign, Inc.	2.2
Ecolab, Inc.	2.1
Tim Hortons, Inc.	1.9
Ross Stores, Inc.	1.9
American Tower REIT, Inc.	1.9
DaVita, Inc.	1.8
NII Holdings, Inc.	1.8
Bed Bath & Beyond, Inc.	1.8

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

64	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Jennison Mid Cap Growth Fund

long-term investment in our view because of its relatively lean cost structure, its deep portfolio of products and its ability to pass on higher prices to its customers given its unique offerings.

We exited the Fund’s positions in apparel retailer Guess?, gold miner Agnico-Eagle Mines and diversified food producer Ralcorp Holdings during the annual period. Guess? was hurt by inventory issues and we believe may have suffered from some over-expansion and brand dilution in Europe. Agnico-Eagle Mines announced the indefinite suspension of production at its Goldex mine in Quebec, the latest in a series of operational struggles for the company. We sold Ralcorp Holdings after its stock appreciated on the news of a takeover bid from ConAgra Foods, which Ralcorp rejected.

We select stocks on the basis of bottom-up fundamental research, and our sector weightings are a residual of our bottom-up ideas. At the end of the annual period, the Fund was overweight relative to the Russell Index in information technology, telecommunication services and health care and was underweight relative to the Russell Index in industrials, materials, consumer discretionary, financials, utilities, energy and consumer staples.

Jennison Associates LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	65

The Fund’s Long-term Performance

VP – Jennison Mid Cap Growth Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Jennison Mid Cap Growth Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the Russell Midcap® Growth Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
VP – Jennison Mid Cap Growth Fund
Class 2	Cumulative value of $10,000	$10,185	$11,540
	Average annual total return	+1.85%	+9.06%
Russell Midcap® Growth Index(1)
	Cumulative value of $10,000	$9,835	$12,124
	Average annual total return	-1.65%	+12.36%

Results for Class 1 shares can be found on page 62.

66	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN VP – JENNISON MID CAP GROWTH FUND

$15,000
$10,000
$5,000
$12,124
$11,540
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
VP – Jennison Mid Cap Growth Fund Class 2 ($11,540)
Russell Midcap® Growth Index(1) ($12,124)

(1)

The Russell Midcap® Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000® Growth Index. The index reflects reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	67

Your Fund at a Glance

VP – MFS Value Fund

FUND SUMMARY

>	VP – MFS Value Fund (the Fund) Class 2 shares fell 0.28% for the 12-month period ended December 31, 2011.

>	The Fund underperformed its benchmark, as represented by the Russell 1000 Value® Index, which gained 0.39% over the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP – MFS Value Fund
Class 1	+0.00%	+4.53%
Class 2	-0.28%	+4.30%
Russell 1000 Value® Index (unmanaged)	+0.39%	+8.00%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

68	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – MFS Value Fund

As of December 31, 2011, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP – MFS Value Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 309, Class 1 capital stock activity for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP – MFS Value Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 130 and 347.

VP – MFS Value Fund (the Fund) Class 2 shares fell 0.28% for the 12 months ended December 31, 2011. The Fund modestly underperformed its benchmark, the Russell 1000® Value Index (Russell Index), which gained 0.39% over the same period.

Significant performance factors

Early in the annual period, the Federal Reserve Board (the Fed) responded to weak economic growth by loosening U.S. monetary policy further than it had already been. This easing by the Fed improved market sentiment and drove equity prices markedly higher. The U.S. government’s December 2010 agreement on a surprisingly large expansionary fiscal package also boosted investor sentiment as 2011 began. During the next several months, the renewed positive sentiment, coupled with better indications of global macroeconomic activity, pushed many equity valuations to post-2008 crisis highs. At the same time, yields of the perceived “safest” global sovereign credits rose, indicating a renewed environment of risk-seeking.

Toward the middle of the annual period, however, a weakening economic backdrop and renewed concerns over peripheral Eurozone sovereign debt caused a flight to quality that pushed high quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of U.S. fiscal policy trends resulted in Standard & Poor’s unprecedented downgrading of U.S. credit quality one notch from AAA to AA+ in August. Amidst this turmoil, global equity markets, including the U.S. equity market, declined sharply during the third quarter. In turn, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. U.S. equity markets rallied in the fourth quarter of 2011, but uncertainty and volatility remained elevated.

Amidst these conditions, the Fund modestly underperformed the Russell Index during the annual period driven primarily by stock selection. More specifically, a combination of stock selection and having an underweight position in the utilities and communications segment of the market, which outpaced the Russell Index during the annual period, detracted from the Fund’s relative results most. Our underweighted position in this market segment was based on

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	9.3%
Consumer Staples	13.5
Energy	8.4
Financials	19.6
Health Care	13.2
Industrials	15.2
Information Technology	10.1
Materials	3.0
Telecommunication Services	4.1
Utilities	1.8
Other(2)	1.8

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	69

Manager Commentary (continued)

VP – MFS Value Fund

relative valuation analysis. Stock selection in the health care sector also held back the Fund’s relative returns. Within the consumer discretionary sector, an emphasis on the retailing industry further weighed on relative performance. These detractors were partially offset by the positive contributions made by a combination of stock selection and an overweight position in the consumer staples sector. The consumer staples sector was one of the best performers in the Russell Index during the annual period as investors moved toward more defensive and, in general, higher yielding sectors. Stock selection in the industrial goods and services and the special products and services industries also proved effective.

From an individual security perspective, overweight positions in financials companies Goldman Sachs, Bank of New York Mellon and MetLife detracted most from the Fund’s relative results during the annual period. Goldman Sachs hurt results, as the company’s shares were pressured by upcoming financial reform, uncertainty in Europe, weak third quarter results and Senate investigations. Shares of Bank of New York Mellon declined on lower than expected quarterly results driven by lower revenues from fee income and net interest margin. Lawsuits based on accusations regarding foreign exchange charges also weighed on the stock. MetLife saw its shares decline during the annual period given low interest rates as well as its exposure to Japan, overhang from the European sovereign debt crisis and general equity market weakness.

Conversely, the Fund’s overweight position in Philip Morris International was a strong positive contributor to relative results during the annual period. The tobacco company benefited from price increases that more than offset volume decreases in developed markets. Additionally, the company was viewed as defensive and was favored for paying a relatively high dividend. An overweight position in aerospace and defense company Lockheed Martin also boosted the Fund’s results, as the stock outperformed the Russell Index on low valuations, better execution, good quarterly results and great capital stewardship. Importantly, the Fund also benefited during the annual period from not holding a position in poorly-performing financial services firm Citigroup. Citigroup underperformed the Russell Index along with other financials firms amidst a weakening economy and concerns regarding the European sovereign debt crisis.

Changes to the Fund’s portfolio

During the annual period, we initiated Fund positions in multimedia company Viacom and commercial fire and security company Tyco International. While both companies represent, in our view, high quality businesses at attractive valuations, Viacom has also been benefiting from increased advertising revenue, and Tyco International plans to split into several companies to unlock shareholder value. During the annual period, we eliminated the Fund’s position in insurance company Allstate believing there were better opportunities elsewhere within the insurance industry. We also exited the Fund’s position in integrated oil company Total on lower refining margins and output.

TOP TEN HOLDINGS(1) (at December 31, 2011)
Philip Morris International, Inc.	4.4%
Lockheed Martin Corp.	3.6
Johnson & Johnson	2.9
Pfizer, Inc.	2.9
AT&T, Inc.	2.8
JPMorgan Chase & Co.	2.5
Chevron Corp.	2.3
United Technologies Corp.	2.2
International Business Machines Corp.	2.1
Goldman Sachs Group, Inc. (The)	2.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

70	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – MFS Value Fund

From an industry perspective, the Fund’s exposures to the leisure and retail industries increased during the annual period and its exposures to the financial services and energy segments of the markets decreased. At year-end 2011, the Fund was overweight relative to the Russell Index in the consumer staples and industrial goods and services segments of the market and was underweight relative to the Russell Index in the utilities and communications and the financial services segments of the market.

Massachusetts Financial Services Company

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	71

The Fund’s Long-term Performance

VP — MFS Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – MFS Value Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the Russell 1000 Value® Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
VP – MFS Value Fund
Class 2	Cumulative value of $10,000	$9,972	$10,720
	Average annual total return	-0.28%	+4.30%
Russell 1000 Value® Index(1)
	Cumulative value of $10,000	$10,039	$11,356
	Average annual total return	+0.39%	+8.00%

Results for Class 1 shares can be found on page 68.

72	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
VP – MFS VALUE FUND
$15,000
$10,000
$5,000
$11,356
$10,720
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
VP – MFS Value Fund Class 2 ($10,720)
Russell 1000 Value® Index(1) ($11,356)

(1)

The Russell 1000 Value® Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	73

Your Fund at a Glance

VP – Marsico Growth Fund

FUND SUMMARY

>	VP – Marsico Growth Fund (the Fund) Class 2 shares fell 2.58% for the 12-month period ended December 31, 2011.

>	The Fund underperformed its benchmark, the Standard & Poor’s 500 Index, which gained 2.11% over the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP – Marsico Growth Fund
Class 1	-2.32%	+10.42%
Class 2	-2.58%	+10.14%
S&P 500 Index (unmanaged)	+2.11%	+10.08%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

74	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – Marsico Growth Fund

VP – Marsico Growth Fund (the Fund) Class 2 shares fell 2.58% for the 12-month period ended December 31, 2011. The Fund underperformed its benchmark, the Standard & Poor’s (S&P) 500 Index, which gained 2.11% for the same period. Strong stock selection and an overweight in the consumer discretionary sector aided results, as did a reduced allocation to the weak-performing financials sector. However, the Fund had few investments in the strongest sectors within the S&P 500, which restrained performance. In addition, certain stock picks in a number of sectors posted disappointing returns.

Significant performance factors

The year ended December 31, 2011 was a highly tempestuous period for stocks around the world. Equities were buoyed initially by a generally upbeat outlook for global economic growth, while in the United States there were signs that an economic recovery was beginning to broaden out and gain momentum. However, as time passed, a long list of macro-related developments dampened growth expectations: political turmoil in the Middle East and North Africa, a major earthquake and tsunami in Japan, the lack of a strategic resolution to the euro zone’s worsening debt crisis, inflationary pressures in many emerging markets, controversy surrounding the U.S. debt ceiling debate, a downgrade of the U.S. government’s credit rating by Standard & Poor’s Corporation and increasing uncertainty about government policy. These developments weighed heavily on consumer and business confidence and put downward pressure on stock prices, particularly during the third quarter of the reporting period. Better-than-expected corporate profit reports served to buoy stocks periodically; but more often than not, the relief was temporary. In December, the European Central Bank introduced a large new lending program, which was viewed positively by investors and contributed to an end-of-year equity market rally.

The consumer discretionary sector was among the strongest performing areas of the S&P 500 Index, and Fund performance benefited from an overweight as well as favorable stock selection within the sector. The Fund’s top holding at year end, retailer TJX, was its best performing individual position. Two other holdings within the sector also had strong returns: coffee retailer Starbucks and restaurant operator McDonald’s. Meanwhile, we significantly reduced the Fund’s allocation to the financials sector during the period as we saw the regulatory environment becoming increasingly complex. This action aided results as the sector was the weakest in the index. Praxair, a leading industrial gas supplier and among the Fund’s largest holdings at year end, posted strong returns and contributed meaningfully to fund returns.

The strongest-performing sectors of the index were utilities, consumer staples and health care; Fund performance suffered because it had limited investments in all three. It also had a below-benchmark weight in the energy sector, which performed well. That positioning hurt results, as did individual holding Halliburton, which disappointed.

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	36.7%
Consumer Staples	4.5
Energy	8.4
Financials	3.1
Health Care	5.4
Industrials	10.5
Information Technology	17.6
Materials	8.0
Other(2)	5.8

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	75

Manager Commentary (continued)

VP – Marsico Growth Fund

TOP TEN HOLDINGS(1) (at December 31, 2011)
TJX Companies, Inc.	4.5%
Apple, Inc.	4.1
Starbucks Corp.	3.4
Nike, Inc., Class B	3.3
Visa, Inc., Class A	3.2
Praxair, Inc.	3.2
Monsanto Co.	3.2
McDonald’s Corp.	3.1
Union Pacific Corp.	3.1
Time Warner, Inc.	3.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Elsewhere in the portfolio, individual stocks restrained fund results. Within information technology, Chinese Internet television firm Youku.com, enterprise software provider Oracle and semiconductor company Broadcom all posted double digit losses. We sold the latter two from the portfolio before year end. Two financial services firms, Goldman Sachs Group and Citigroup, also performed poorly before being sold from the Fund. Agilent Technologies, a leading provider of test and measurement products, also declined significantly and was sold.

Changes to the Fund’s portfolio

As of the end of the annual period, we took steps aimed at reducing the Fund’s exposure to economically sensitive companies. We pared exposure to the financials and materials sectors. Meanwhile, we added a defensive component to the portfolio by selecting companies that we believe have durable franchises with dependable revenue streams and the potential for compounding earnings growth, even in a choppy economic environment.

Marsico Capital Management, LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

76	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – Marsico Growth Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Marsico Growth Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the S&P 500 Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
VP – Marsico Growth Fund
Class 2	Cumulative value of $10,000	$9,743	$11,730
	Average annual total return	-2.58%	+10.14%
S&P 500 Index(1)
	Cumulative value of $10,000	$10,211	$11,719
	Average annual total return	+2.11%	+10.08%

Results for Class 1 shares can be found on page 74.

78	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
VP – MARSICO GROWTH FUND
$15,000
$10,000
$5,000
$11,730
$11,719
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
VP – Marsico Growth Fund Class 2 ($11,730)
S&P 500 Index(1) ($11,719)

(1)

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	79

Your Fund at a Glance

VP – Mondrian International Small Cap Fund

FUND SUMMARY

>	VP – Mondrian International Small Cap Fund (the Fund) Class 2 shares fell 8.83% for the 12-month period ended December 31, 2011.

>	The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index (Net) (MSCI Index), which decreased 15.81% over the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP – Mondrian International Small Cap Fund
Class 1	-8.75%	+8.66%
Class 2	-8.83%	+8.38%
MSCI Index (Net) (unmanaged)	-15.81%	+4.95%
MSCI Index (Gross) (unmanaged)	-15.50%	+5.30%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The indices do not reflect the deduction of fees, expenses or taxes (except the MSCI World ex U.S. Small Cap Index (Net), which reflects reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

80	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – Mondrian International Small Cap Fund

As of December 31, 2011, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP – Mondrian International Small Cap Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 310, Class 1 capital stock activity for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP – Mondrian International Small Cap Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 130 and 347.

VP – Mondrian International Small Cap Fund (the Fund) Class 2 shares fell 8.83% for the 12 months ended December 31, 2011. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index (Net) (MSCI Index), which decreased 15.81% over the same period.

Significant performance factors

Chastened by fears stemming from the structural deleveraging of consumers and governments across the western developed economies, the ongoing Eurozone sovereign debt crisis and a weakening global macroeconomic outlook, international equity markets exhibited elevated levels of volatility and trended downward during the annual period. Over the same time frame, a divergence between the performance of small-capitalization and large-capitalization stocks developed, with larger companies outpacing their smaller-cap counterparts.

Despite these challenging market conditions, the Fund outperformed the MSCI Index due primarily to effective stock selection. Asset allocation also proved beneficial but was offset by negative currency effects. Of the larger European markets, positive contributions came from the U.K. and, to a lesser extent, from Germany, both due to strong stock selection. The Fund also benefited from a lack of exposure to some troubled peripheral European markets. In France, weak stock selection and an overweight to the euro detracted. Within the Asia Pacific region, effective stock selection

COUNTRY BREAKDOWN(1) (at December 31, 2011)
Australia	7.3%
Canada	3.5
Denmark	1.4
France	8.3
Germany	11.5
Hong Kong	3.4
Ireland	0.9
Japan	11.0
Netherlands	4.7
New Zealand	3.0
Norway	0.7
Singapore	11.3
Spain	1.0
Sweden	0.8
United Kingdom	27.7
Other(2)	3.5

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	81

Manager Commentary (continued)

VP – Mondrian International Small Cap Fund

in Australia and Singapore boosted the Fund’s relative results as did both stock selection and an overweight position in New Zealand. Such positive contributors were pared by negative contributions from Japan due to the Fund’s underweight exposure to the market and due to an appreciating Japanese yen during the annual period. Stock selection in Hong Kong also dampened results.

Sector and industry allocations are a residual of stock selection decisions and are not a meaningful component of our active management strategy. Our stock selection decisions are based on assessment of underlying top-down macro, industry and currency factors as well as bottom-up company related factors. Thus focusing on individual holdings, positions in Australian real estate investment trust (REIT) Commonwealth Property Office Fund, U.K. machinery firm Rotork and U.K. chemicals company Croda International were among the Fund’s top positive contributors during the annual period. We trimmed the Fund’s position in Commonwealth Property Office Fund by the end of the annual period and added to the Fund’s positions in Rotork and Croda International.

Conversely, positions in Singapore’s water utilities firm Hyflux, Australian commercial services and supplies firm Transfield Services and Hong Kong’s marine transportation firm Pacific Basin Shipping detracted from the Fund’s results relative to the MSCI Index during the annual period. We added to each of these positions on weakness during the annual period.

Changes to the Fund’s portfolio

During the annual period, we initiated a Fund position in Christian Hansen, a leading global supplier of cultures and enzymes used in the manufacture of yogurt and cheese in an oligopolistic market with high barriers to entry. The company, based in Denmark, also supplies the human health and animal feed industries with probiotic supplements as well as natural colors for use in food and beverages. In our view, the company stands to benefit from global trends such as demographics and increased wealth, which are anticipated to drive consumption of meat and diary products. In our view, Christian Hansen has an internationally diverse customer base, a strong focus on innovation and good cash generation, which should enable future growth and support its progressive dividend policy.

We established a Fund position in Monadelphous, a western Australia-based mechanical, structural and electrical engineering construction and maintenance company focused on the resource sector as well as the energy and infrastructure sectors. Its demand stems from capital expenditure on energy and mining projects in western Australia needed to satisfy the world’s seemingly insatiable thirst for energy and mineral resources. We believe the company’s management is conservative, has an excellent track record and a strong balance sheet.

TOP TEN HOLDINGS(1) (at December 31, 2011)
Koninklijke Boskalis Westminster NV (Netherlands)	4.0%
Rotork PLC (United Kingdom)	3.9
Commonwealth Property Office Fund (Australia)	3.2
Croda International PLC (United Kingdom)	3.2
Symrise AG (Germany)	3.1
Raxam PLC (United Kingdom)	3.0
Neopost SA (France)	3.0
CapitaMall Trust (Singapore)	2.8
Nifco, Inc. (Japan)	2.6
De La Rue PLC (United Kingdom)	2.5

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

82	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Mondrian International Small Cap Fund

Another new purchase for the Fund during the annual period was Ezra, based in Singapore, which offers integrated offshore services to international and national oil companies. The company owns a young fleet of offshore vessels used in the provision of offshore support, construction and production and subsea services, predominantly in the deepwater oil fields. Based on our analysis, we believe the company should benefit from sustained oil and gas exploration and production spending in offshore deepwater projects as well as from recurring revenues from associated operations and maintenance contracts.

During the annual period, we initiated several other Fund positions, including Medica, a French player in the dependency care market; AZ Electronic Materials, a U.K.-based specialty chemicals company; CPP Group, a U.K. life assistance company; AAC Technologies, a Hong Kong firm that manufactures miniature acoustic components; Domino Printing Sciences, a U.K. manufacturer of coding and marking machines; and Ingenico, a French designer and distributor of electronic payment terminals.

Among the sales we made during the annual period, we exited the Fund’s position in Fong’s Industries of Hong Kong/China due to a change in the company’s fundamentals. A bid offer from a state-owned enterprise in China was received and accepted by its senior management, who will cease to be involved in the operations of the company. Similarly, we eliminated the Fund’s position in France’s Fimilac due to a change in the company’s fundamentals. Here, the change in fundamentals affected Fimalac’s long-term valuation as evaluated by our in-house dividend discount methodology. We sold the Fund’s positions in Fugro, of the Netherlands, and Weir, of the U.K., due to their market capitalizations surpassing the Fund’s capitalization parameters. We exited the Fund’s position in Shimano, as the Japanese company reached what we had determined to be its fair value.

At the end of the annual period, the Fund was most overweight relative to the MSCI Index in France, Germany, the Netherlands, New Zealand, Singapore and the U.K. and was most underweight relative to the MSCI Index in Japan, Canada, Italy, Sweden, Switzerland, Finland, Norway, Australia, Austria and Belgium. The Fund was rather neutrally weighted to the other markets comprising the MSCI Index at the end of the annual period.

Mondrian Investment Partners Limited

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	83

The Fund’s Long-term Performance

VP — Mondrian International Small Cap Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Mondrian International Small Cap Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index (Net) and the MSCI World ex U.S. Small Cap Index (Gross). Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
VP – Mondrian International Small Cap Fund
Class 2	Cumulative value of $10,000	$9,117	$11,422
	Average annual total return	-8.83%	+8.38%
MSCI World Ex U.S. Small Cap Index (Net)(1)
	Cumulative value of $10,000	$8,419	$10,830
	Average annual total return	-15.81%	+4.95%
MSCI World Ex U.S. Small Cap Index (Gross)(1)
	Cumulative value of $10,000	$8,450	$10,890
	Average annual total return	-15.50%	+5.30%

Results for Class 1 shares can be found on page 80.

84	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
VP – MONDRIAN INTERNATIONAL SMALL CAP FUND
$15,000
$10,000
$5,000
$11,422
$10,890
$10,830
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
VP – Mondrian International Small Cap Fund Class 2 ($11,422)
MSCI World Ex U.S. Small Cap Index (Net)(1) ($10,830)
MSCI World Ex U.S. Small Cap Index (Gross)(1) ($10,890)

(1)

On September 30, 2011, the MSCI World ex U.S. Small Cap Index (Net) replaced the MSCI World ex U.S. Small Cap Index (Gross) as the Fund’s primary benchmark. The Fund’s Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the Net version better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	85

Your Fund at a Glance

VP – Morgan Stanley Global Real Estate Fund

FUND SUMMARY

>	VP – Morgan Stanley Global Real Estate Fund (the Fund) Class 2 shares fell 9.62% for the 12-month period ended December 31, 2011.

>	The Fund underperformed its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index, which decreased 5.82% over the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP – Morgan Stanley Global Real Estate Fund
Class 1	-9.51%	+3.73%
Class 2	-9.62%	+3.49%
FTSE EPRA/NAREIT Developed Real Estate Index (unmanaged)	-5.82%	+8.72%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

86	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – Morgan Stanley Global Real Estate Fund

As of December 31, 2011, approximately 99% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP – Morgan Stanley Global Real Estate Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 310, Class 1 capital stock activity for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP – Morgan Stanley Global Real Estate Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 130 and 347.

VP – Morgan Stanley Global Real Estate Fund (the Fund) Class 2 shares fell 9.62% for the 12 months ended December 31, 2011. The Fund underperformed its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index (Real Estate Index), which decreased 5.82% over the same period.

Significant performance factors

Global real estate securities overall posted gains during the first half of 2011 but significantly declined in the third quarter when investor concerns about the prospects for a double dip recession in the U.S., the sovereign debt crisis in Europe and the risk of a hard economic landing scenario in China dominated. Subsequently, global real estate securities rallied during the fourth quarter, particularly in October, as concerns about these factors eased, but it was not enough to offset the impact of the prior quarter.

COUNTRY BREAKDOWN(1) (at December 31, 2011)
Australia	7.9%
Austria	0.0	*
Belgium	0.1
Brazil	0.4
Canada	3.0
China	0.7
Finland	0.3
France	3.7
Germany	0.4
Hong Kong	18.6
Italy	0.3
Japan	8.4
Netherlands	1.1
Norway	0.1
Singapore	1.6
Sweden	0.6
Switzerland	0.8
United Kingdom	6.3
United States	42.3
Other(2)	3.4

*	Rounds to less than 0.1%.

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	87

Manager Commentary (continued)

VP – Morgan Stanley Global Real Estate Fund

Among those markets that impacted the Real Estate Index most during the annual period was Japan, where the real estate securities market declined on continued uncertainty over prospects for underlying property fundamentals, particularly amid global macro uncertainties and concerns about potential drags on the export sector and an already anemic domestic sector. Additionally, the Japanese real estate securities market declined on significant concerns over the nation’s situation following its natural and nuclear tragedies. In Hong Kong, the real estate securities market declined on extreme negative sentiment, despite companies generally benefiting from solid property fundamentals and relatively firm rents and capital values. In the U.S., real estate investment trusts (REITs) rallied during the first half of 2011, but meaningfully declined in the third quarter, along with the broad U.S. equity market, on investor concerns about the pace of domestic economic growth, political gridlock over the raising of the U.S. debt ceiling and an unprecedented downgrade of U.S. sovereign debt by Standard & Poor’s in August. U.S. REITs rallied in the fourth quarter as fears of a U.S. recession eased.

The Fund underperformed the Real Estate Index during the annual period due primarily to top-down global allocation, wherein the Fund was underweight the U.S., which performed better, and was overweight Asia, which lagged. Within the U.S. market, the Fund actually benefited from effective stock selection within and an underweight to the office sub-sector and an underweight to the industrial sub-sector, but this was offset by negative relative performance from stock selection in the diversified and health care sub-sectors and an overweight to the hotel sub-sector. Within Asia, the Fund benefited from its underweight to Singapore and its positioning in Japan. However, this was offset by the negative impact of an underweight to Australia, stock selection in Singapore and an overweight to Hong Kong. The Fund’s relative results were boosted by positioning within Europe overall. In particular, the Fund benefited from its overweight to the U.K. and stock selection within and its underweight to Germany. This was only partially offset by relative losses from stock selection in the U.K.

Overall, the sub-sectors that detracted most from the Fund’s relative performance during the annual period were diversified, health care and storage. Security selection in each of these sub-sectors hampered results. So, too, did an overweight to the diversified sub-sector, which generated negative absolute returns, and an underweight to the health care sub-sector, which posted positive absolute returns. On the positive side, the strongest contributing sub-sectors to the Fund’s relative results during the annual period were industrial, hotel and residential. Security selection in the industrial and hotel sub-sectors added value. Additionally, overweights to the residential and hotel sub-sectors and an underweight to the industrial sector buoyed returns.

TOP TEN HOLDINGS(1) (at December 31, 2011)
Sun Hung Kai Properties Ltd. (Hong Kong)	6.2%
Simon Property Group, Inc. (United States)	5.4
Equity Residential (United States)	3.8
Mitsubishi Estate Co., Ltd. (Japan)	3.1
Hongkong Land Holdings Ltd. (Hong Kong)	2.9
Host Hotels & Resorts, Inc. (United States)	2.9
Mitsui Fudosan Co., Ltd. (Japan)	2.9
Westfield Group (Australia)	2.8
Starwood Hotels & Resorts Worldwide, Inc. (United States)	2.6
Vornado Realty Trust (United States)	2.5

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

88	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Morgan Stanley Global Real Estate Fund

From an individual security perspective, overweight positions in Hongkong Land Holdings, Sun Hung Kai Properties and Kerry Properties detracted most from the Fund’s relative performance during the annual period. Overweight positions in Equity Residential, General Growth Properties and Simon Property Group contributed positively to the Fund’s relative results.

Changes to the Fund’s portfolio

The purchases and sales we carried out in the Fund during the annual period were based on a strict discipline. Typically, we sell a security if stock valuations shift to the point where the position no longer represents what we believe is an attractive relative valuation opportunity versus the underlying value of its assets or versus other securities in the universe. Similarly, a purchase may be executed when the specific holding represents an attractive relative valuation opportunity versus the underlying value of its assets or versus other securities in the universe.

The most significant change to the Fund’s weightings from a sub-sector perspective during the annual period was an increase in allocation to the hotel sub-sector. We believed a number of hotel companies were trading at favorable valuations relative to underlying asset values.

From a country perspective, the most significant change to the Fund’s weightings during the annual period was an increase in allocation to Hong Kong. Given our long-term view, we believe Hong Kong real estate operating companies (REOCs) offer the best absolute and relative value in Asia and on a global basis. The companies experienced significant share price declines during the annual period on extreme negative sentiment despite solid property fundamentals, relatively firm rents and capital value and lack of new supply. However, tenant sentiment turned more cautious as macro concerns intensified during the third quarter of 2011. By the end of the annual period, the public market valuations of the Hong Kong REOCs appeared to have already priced in a significant decline in rents and capital values for commercial and residential assets. As a result, the public valuations of these companies were at their most significant discrepancy versus private market valuations. The discounted valuations were further accentuated as these companies maintained very modest leverage levels. We recognize that negative investor sentiment may persist, but our allocation and related strong conviction to this market is based on our fundamental analysis.

At the end of the annual period, the Fund was most overweight relative to the Real Estate Index in the diversified and hotel sub-sectors. On December 31, 2011, the Fund was most underweight relative to the Real Estate Index in the retail, office, health care and industrial sub-sectors and was rather neutrally weighted to the residential, self-storage, mixed industrial and office, and commercial financing sub-sectors. From a country perspective, the Fund was most overweight relative to the Real Estate Index in Hong Kong and the U.K. at the end of the annual period and was most underweight relative to the Real Estate Index in the U.S., Canada and Singapore. The Fund was rather neutrally weighted the remaining markets of the Real Estate Index, but held no positions in Greece, Israel, New Zealand or Spain at the end of the annual period.

Morgan Stanley Investment Management Inc.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	89

The Fund’s Long-term Performance

VP – Morgan Stanley Global Real Estate Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Morgan Stanley Global Real Estate Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the FTSE EPRA/NAREIT Developed Real Estate Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
VP – Morgan Stanley Global Real Estate Fund
Class 2	Cumulative value of $10,000	$9,038	$10,583
	Average annual total return	-9.62%	+3.49%
FTSE EPRA/NAREIT Developed Real Estate Index(1)
	Cumulative value of $10,000	$9,418	$11,482
	Average annual total return	-5.82%	+8.72%

Results for Class 1 shares can be found on page 86.

90	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
VP – MORGAN STANLEY GLOBAL REAL ESTATE FUND
$15,000
$10,000
$5,000
$11,482
$10,583
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
VP – Morgan Stanley Global Real Estate Fund Class 2 ($10,583)
FTSE EPRA/NAREIT Developed Real Estate Index(1) ($11,482)

(1)

The FTSE EPRA/NAREIT Global Developed Real Estate Index is a global free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	91

Your Fund at a Glance

VP – NFJ Dividend Value Fund

FUND SUMMARY

>	VP – NFJ Dividend Value Fund (the Fund) Class 2 shares gained 3.29% for the 12-month period ended December 31, 2011.

>	The Fund outperformed its benchmark, as represented by the Russell 1000 Value® Index, which gained 0.39% over the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP – NFJ Dividend Value Fund
Class 1	+3.55%	+9.74%
Class 2	+3.29%	+9.46%
Russell 1000 Value® Index (unmanaged)	+0.39%	+8.00%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

92	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – NFJ Dividend Value Fund

As of December 31, 2011, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP – NFJ Dividend Value Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 311, Class 1 capital stock activity for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP – NFJ Dividend Value Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 130 and 347.

VP – NFJ Dividend Value Fund (the Fund) Class 2 shares gained 3.29% for the 12 months ended December 31, 2011. The Fund outperformed its benchmark, the Russell 1000 Value® Index (Russell Index), which rose 0.39% over the same period.

Significant performance factors

For the year 2011, U.S. equity markets held up well in comparison to the rest of the world’s equity markets, due in part to the relative strength of U.S. companies and healthy amounts of cash on many balance sheets. This excess cash resulted in $50.2 billion in dividend increases within the S&P 500® Index, surpassing 2010 dividend increases by more than 82%.

By market capitalization, large-cap U.S. equity indices outperformed small-cap U.S. equity indices, likely due to investor preference for stability in times of volatility. Of greater concern was a constant stream of news from Europe regarding the region’s sovereign debt and political instability. As headlines drove markets around the world, investors sought to protect assets by piling into U.S. Treasuries, driving yields on 10-year Treasury securities to less than 2% at year-end 2011. With U.S. fixed income yields dipping below inflation rates, investors relied on equities for return. Much of that focus was on dividend paying equities, as the dividend yield on the S&P 500 Index surpassed the yield on the 10-year U.S. Treasury. Plus, unlike fixed income, dividends can grow in excess of inflation. In 2011, dividend payers within the Russell Index protected on the downside and outperformed non-dividend payers by more than 12 percentage points.

Amidst this supportive yet volatile backdrop, the Fund outperformed the Russell Index, with both stock selection and sector allocation proving effective during the annual period. More specifically, the strongest contributing sectors to the Fund’s relative results during the annual period were financials, consumer staples and energy. Stock selection in financials was beneficial, but the Fund experienced the majority of gains from an underweight in the sector, which was hurt by regulatory restrictions and fear of contagion from Europe’s sovereign debt crisis. Within consumer staples,

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	5.5%
Consumer Staples	8.1
Energy	17.9
Financials	17.4
Health Care	12.3
Industrials	9.8
Information Technology	11.3
Materials	8.3
Telecommunication Services	2.0
Utilities	4.1
Other(2)	3.3

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	93

Manager Commentary (continued)

VP – NFJ Dividend Value Fund

individual stock selection was the strongest contributor, as investors flocked to more defensive investments during a volatile year. Positions in Reynolds American and Kimberly-Clark were particularly strong performers within the sector. The Fund was also overweight consumer staples relative to the Russell Index, which added value, as the sector outpaced the Russell Index during the annual period. Energy holdings overall were a source of gains, in part on rising oil prices, which helped companies, such as Marathon Oil and ConocoPhillips, in which the Fund held positions, increase revenues. An overweight exposure to energy also had a positive impact on the Fund’s results.

Conversely, the sectors that detracted most from the Fund’s results relative to the Russell Index during the annual period were utilities, telecommunication services and consumer discretionary. The Fund’s underweight position in utilities, established in part because of higher valuations found there, detracted most, as utilities was one of the strongest performing sectors in the Russell Index during the annual period. Stock selection within utilities also detracted, albeit more modestly. Poor security selection in telecommunication services also hampered the Fund’s relative results. A position in CenturyLink particularly disappointed; we sold the stock by the end of the annual period. Additionally, being underweight the telecommunication services sector, which outpaced the Russell Index during the annual period—and not owning Verizon or AT&T, which each performed strongly—detracted modestly. Within consumer discretionary, more cyclical stocks were impacted by the year’s considerable volatility, including a position in Whirlpool. An underweighted allocation to consumer discretionary—and not owning the strongly performing News Corp or Home Depot—further detracted.

From an individual security perspective, the Fund’s greatest contributors to relative results were actually from not holding three financial stocks—Bank of America, Citigroup and Goldman Sachs, each of which saw their shares decline during the annual period. As indicated earlier, of those holdings within the Fund’s portfolio, Reynolds American, maker of familiar tobacco brands Camel and Winston, was a strong contributor to relative returns, largely due to the company’s strong sales during the year. International Business Machines (IBM) was also a strong performer, with its shares advancing on signs of future revenue. The firm continued to win business from big name companies in the technology industry, including Hewlett-Packard and Oracle. Integrated oil and gas company Marathon Oil, as mentioned earlier, was a strong performer within the energy sector. The company benefited from improved pricing conditions. It also was rewarded by the market for divesting assets that do not complement its long-term growth plan.

TOP TEN HOLDINGS(1) (at December 31, 2011)
JPMorgan Chase & Co.	4.5%
International Paper Co.	4.4
ConocoPhillips	4.1
Intel Corp.	4.0
Total SA, ADR	3.8
Marathon Oil Corp.	2.4
Medtronic, Inc.	2.4
Travelers Companies, Inc. (The)	2.4
Reynolds American, Inc.	2.4
Freeport-McMoRan Copper & Gold, Inc.	2.3

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

94	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – NFJ Dividend Value Fund

Hudson City Bancorp was a major detractor from the Fund’s relative results during the annual period. Its shares declined after reporting a first quarter loss and cutting its dividend. The financials company was also forced to restructure its balance sheet to ease an interest rate mismatch. We maintained the position in the Fund’s portfolio, however, because its current yield of 5% remained attractive, in our view, relative to its peers. Shares of metals miner Freeport-McMoRan Copper & Gold declined during the annual period as the European sovereign debt crisis had negative implications for economic growth around the world. A three-month strike that halted production in the company’s Indonesian mines also negatively impacted its share price. Xerox was another disappointment within the Fund’s portfolio during the annual period. Xerox’s shares declined, largely during the third quarter of 2011, as investors mulled the company’s growth prospects. We maintained the Fund’s position in Xerox because it has been revamping its services in order to become a business services outsourcing firm, and it reported a 28% surge in profits for its fiscal third quarter in part for successfully executing on this new strategy.

Changes to the Fund’s portfolio

We made several purchases and sales within the Fund’s portfolio during the annual period. Among the three largest purchases were JPMorgan Chase, Wal-Mart Stores and International Paper. Three of the largest sales within the Fund’s portfolio were Verizon Communications, CenturyLink and New York Community Bancorp.

JPMorgan Chase replaced Verizon Communications in the portfolio, as the latter appreciated to a rich valuation after rolling out the iPhone. JPMorgan had recently hiked its dividend five-fold, driving its yield to 2.5%. Meanwhile, investors remained uncertain of future earnings prospects for banks, as evidenced by a forward price/earnings ratio of less than 8x at the end of the annual period.

We established a Fund position in Wal-Mart Stores due to an attractive price/earnings ratio and dividend yield. Wal-Mart Stores had gotten cheap, in our view, as poor economic indicators hurt its primary customer base, thereby offering what we considered to be a good entry point for a superior company with a high dividend yield.

CenturyLink became the country’s third largest telecommunications service provider after acquiring Qwest Communications in April 2011, but some investors remained suspicious of the company’s ability to generate revenues in a world increasingly eschewing land lines for wireless-based communications. After its valuation soared, we sold the Fund’s position in the stock.

We elected to sell the Fund’s position in New York Community Bancorp for a lower valuation candidate. Concern over its high dividend payout ratio also factored into our sell rationale. International Paper was trading at a low price/earnings ratio of 8x, which represented a discount to its packing industry peers and the stock’s own history.

During the annual period, the Fund’s exposure to materials increased relative to the Russell Index and its allocation to telecommunication services decreased. At the end of the annual period, the Fund was most overweighted relative to the Russell Index in the energy, materials and information technology sectors. On December 31, 2011, the Fund was most underweight relative to the Russell Index in the financials, utilities, consumer discretionary and telecommunication services sectors and was rather neutrally weighted to the Russell Index in the consumer staples, health care and industrials sectors.

NFJ Investment Group LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	95

The Fund’s Long-term Performance

VP – NFJ Dividend Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – NFJ Dividend Value Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the Russell 1000 Value® Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
	1 year	Since inception 5/7/10
VP – NFJ Dividend Value Fund
Class 2 Cumulative value of $10,000	$10,329	$11,610
Average annual total return	+3.29%	+9.46%
Russell 1000 Value® Index(1)
Cumulative value of $10,000	$10,039	$11,356
Average annual total return	+0.39%	+8.00%

Results for Class 1 shares can be found on page 92.

96	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN VP – NFJ DIVIDEND VALUE FUND

$15,000
$10,000
$5,000
$11,610
$11,356
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
VP – NFJ Dividend Value Fund Class 2 ($11,610)
Russell 1000 Value® Index(1) ($11,356)

(1)

The Russell 1000 Value® Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	97

Your Fund at a Glance

VP – Nuveen Winslow Large Cap Growth Fund

FUND SUMMARY

>	VP – Nuveen Winslow Large Cap Growth Fund (the Fund) Class 2 shares declined 0.35% for the 12-month period ended December 31, 2011.
>	The Fund underperformed its benchmark, as represented by the Russell 1000 Growth® Index, which gained 2.64% over the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP – Nuveen Winslow Large Cap Growth Fund
Class 1	-0.09%	+8.31%
Class 2	-0.35%	+8.02%
Russell 1000 Growth® Index (unmanaged)	+2.64%	+12.19%
(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

98	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – Nuveen Winslow Large Cap Growth Fund

As of December 31, 2011, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP – Nuveen Winslow Large Cap Growth Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 311, Class 1 capital stock activity for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP — Nuveen Winslow Large Cap Growth Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 130 and 347.

VP – Nuveen Winslow Large Cap Growth Fund (the Fund) Class 2 shares fell 0.35% for the 12 months ended December 31, 2011. The Fund underperformed its benchmark, the Russell 1000 Growth® Index (Russell Index), which rose 2.64% over the same period.

Significant performance factors

Using the S&P 500® Index as a proxy for the U.S. equity market, one could be forgiven for concluding that 2011 was an uneventful year. The S&P 500 Index began the year at 1,257.64; twelve months later it stood at 1,257.60. Yet 2011 was anything but uneventful—dominating headlines were the Arab spring, the Japanese natural and nuclear disasters, the unprecedented U.S. credit downgrade, fear of a U.S. double dip, economic slowdown in China and, most critically perhaps, the Eurozone sovereign debt crisis. With investors focused on disruptions and concerns created by these events, global equity markets saw $6.3 trillion of value erased in the year, and equity volatility reached levels not seen since the depths of the 2008 financial crisis.

Despite the macro headlines and consistent with our expectations, the U.S. economy continued to generate moderate Gross Domestic Product (GDP) growth, a slowly improving employment picture and a bottoming of housing prices. Importantly, U.S. companies continued to generate solid profit growth, exceeding their pre-crisis peak of 2007, with robust balance sheets and record levels of cash. Irrespective of these positive fundamentals, U.S. equities generally saw valuations decline rather than prices rise as macro concerns prevailed. In an uncertain world wherein low interest rates and credit concerns made even bonds look risky, defensive, slower growth, mega-cap, high dividend-paying stocks outperformed their higher growth counterparts, contributing to the Fund’s underperformance of the Russell Index for the annual period.

More specifically, both stock selection and sector weightings detracted from the Fund’s results relative to the Russell Index during the annual period. Stock selection in consumer discretionary, financials and energy hurt as did the Fund’s underweighted position to the consumer staples sector, which is considered more defensive, outpaced the Russell Index

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	13.0%
Consumer Staples	3.3
Energy	9.2
Financials	5.3
Health Care	13.5
Industrials	13.9
Information Technology	31.7
Materials	4.4
Telecommunication Services	2.1
Other(2)	3.6

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	99

Manager Commentary (continued)

VP – Nuveen Winslow Large Cap Growth Fund

during the annual period. Only partially offsetting these detractors was the positive contribution made by effective stock selection in the industrials, health care and materials sectors.

Among the Fund’s individual holdings, Visa was a top contributor to relative results. Visa’s shares advanced as the company exhibited excellent operating results, was only minimally exposed to slowing transaction volumes in Europe (with Visa Europe an association owned by the major European banks), and saw more favorable final details on interchange fees than anticipated from the Federal Reserve Board (the Fed) as required by the Durbin Amendment.

Green Mountain Coffee was another strong contributor to the Fund’s relative performance during the annual period. Green Mountain Coffee had an eventful year with the February announcement of a 67% year-over-year revenue rise in the December 2010 quarter. Together with news in March that Starbucks would supply coffee in Green Mountain Coffee cups, the company’s shares rose 97% in the first quarter of 2011. The company’s gains were extended in the second quarter on the back of continued excellent operating results, doubling year-over-year revenue growth and earnings per share. In the fourth quarter, Green Mountain Coffee came under short-selling pressure over growth and accounting issues. After a thorough research review, we sold the Fund’s position in the stock, underperforming in the fourth quarter but locking in solid long-term gains for the year.

Another strong performer for the Fund during the annual period was Goodrich. Its stock rose on strong growth in 2011 and on the announcement that United Technologies was in talks to acquire the company.

Conversely, Ctrip.com International performed poorly during the annual period, as the company saw more intense competition, leading to pricing pressure and lower margins and earnings. Walter Energy also disappointed, as the coal company had significant execution issues in its mining operations, which led to numerous production shortfalls. A position in Goldman Sachs Group also detracted from the Fund’s relative results, as the major financial institution’s stock was hurt by regulatory overhang, which, in turn, affected its stock valuation. We sold the Fund’s positions in Walter Energy and Goldman Sachs Group by the end of the annual period.

Changes to the Fund’s portfolio

During the annual period, we initiated a Fund position in clothing and accessories company Polo Ralph Lauren based on potential growth prospects for international revenues and higher margins in Asian and European markets. We also established a Fund position in surgical systems manufacturer Intuitive Surgical, given our view of the company’s potential for earnings given its faster procedure growth.

We sold the Fund’s position in subscription entertainment business Netflix before significant losses were incurred based on perceptions of the negative subscriber impact from price increases and the splitting of services. We exited the Fund’s position in telecommunications firm Cisco Systems after the company reported a disappointing growth outlook.

TOP TEN HOLDINGS(1) (at December 31, 2011)
Apple, Inc.	5.1%
Union Pacific Corp.	3.8
Google, Inc., Class A	3.7
Visa, Inc., Class A	3.6
QUALCOMM, Inc.	3.5
UnitedHealth Group Inc.	3.2
Danaher Corp.	3.1
Cognizant Technology Solutions Corp., Class A	2.7
Schlumberger Ltd.	2.5
EMC Corp.	2.5

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

100	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Nuveen Winslow Large Cap Growth Fund

From a sector perspective, the Fund’s exposure to health care increased and its allocations to consumer staples and financials decreased during the annual period. At the end of the annual period, we remained modestly pro-cyclical, while balancing the evident risks. As such, the Fund remained significantly underweight consumer staples at the end of the annual period, overweighted in information technology and relatively neutrally weighted in all other sectors of the Russell Index.

Winslow Capital Management, Inc.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	101

The Fund’s Long-term Performance

VP – Nuveen Winslow Large Cap Growth Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Nuveen Winslow Large Cap Growth Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the Russell 1000 Growth® Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
VP – Nuveen Winslow Large Cap Growth Fund
Class 2	Cumulative value of $10,000	$9,965	$11,360
	Average annual total return	-0.35%	+8.02%
Russell 1000 Growth® Index(1)
	Cumulative value of $10,000	$10,264	$12,093
	Average annual total return	+2.64%	+12.19%

Results for Class 1 shares can be found on page 98.

102	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
VP – NUVEEN WINSLOW LARGE CAP GROWTH FUND
$15,000
$10,000
$5,000
$12,093
$11,360
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
VP – Nuveen Winslow Large Cap Growth Fund Class 2 ($11,360)
Russell 1000 Growth® Index(1) ($12,093)

(1)

The Russell 1000 Growth® Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	103

Your Fund at a Glance

VP – Partners Small Cap Growth Fund

FUND SUMMARY

>	VP – Partners Small Cap Growth Fund (the Fund) Class 2 shares fell 0.60% for the 12-month period ended December 31, 2011.

>	The Fund outperformed its benchmark, as represented by the Russell 2000 Growth® Index, which decreased 2.91% over the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP – Partners Small Cap Growth Fund
Class 1	-0.25%	+10.20%
Class 2	-0.60%	+9.86%
Russell 2000 Growth® Index (unmanaged)	-2.91%	+12.91%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

104	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – Partners Small Cap Growth Fund

VP – Partners Small Cap Growth Fund is managed by three independent money management firms and each invests a portion of the portfolio’s assets. As of December 31, 2011, TCW Investment Management Company (TCW), The London Company and Wells Capital Management Company (Wells Capital Management) managed approximately 29%, 35% and 36% of the portfolio, respectively.

As of December 31, 2011, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP – Partners Small Cap Growth Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 312, Class 1 capital stock activity for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP – Partners Small Cap Growth Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 130 and 347.

VP – Partners Small Cap Growth Fund (the Fund) Class 2 shares fell 0.60% for the 12 months ended December 31, 2011. The Fund outperformed its benchmark, the Russell 2000® Growth Index (Russell Index), which decreased 2.91% over the same period.

Significant performance factors

TCW:     Our portion of the Fund underperformed the Russell Index during the annual period, due primarily to weak stock selection in the health care, consumer discretionary, information technology and financials sectors, which more than offset effective stock selection in the consumer staples, energy and industrials sectors. Overweighted positions in consumer staples and energy also boosted the Fund’s results, as each of these sectors outpaced the Russell Index during the annual period.

The biggest individual detractors from our portion of the Fund’s results were biotechnology company Human Genome Sciences, information technology firm IntraLinks Holdings and consumer discretionary company 7 Days Group, each of which generated negative returns during the annual period. Human Genome Sciences was hurt by a slower than expected sales ramp of its lupus drug. We added to our portion of the Fund’s position in Human Genome Sciences on weakness, as our long-term thesis remained intact. We sold our portion of the Fund’s position in IntraLinks Holdings, as disappointing sales execution fell short of expectations. For 7 Days Group, margins were pressured during the year as the company had a high mix of new hotel openings and faced difficult comparisons from the Shanghai Expo in the prior year. However, our long-term thesis on 7 Days Group remained intact, and thus we added to the Fund’s position on weakness.

SECTOR BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	14.8%
Consumer Staples	6.3
Energy	7.5
Financials	11.7
Health Care	15.2
Industrials	13.4
Information Technology	22.3
Materials	6.6
Other(2)	2.2

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	105

Manager Commentary (continued)

VP – Partners Small Cap Growth Fund

On the positive side, positions in consumer staples company Green Mountain Coffee Roasters, information technology company Universal Display and medical device company MAKO Surgical were top contributors to our portion of the Fund’s results, each posting gains during the annual period. We trimmed our portion of the Fund’s position in Green Mountain Coffee Roasters as it hit our price objective in the third quarter of 2011. Shares of Universal Display rallied on evidence that further adoption of OLED (organic light-emitting diode) display technology is occurring. Further, Samsung signed a long-term license agreement with Universal Display, adding some degree of certainty to its future revenues. We trimmed the Fund’s position in Universal Display throughout the year. MAKO Surgical was a positive contributor, as adoption of its surgical device to perform knee and hip surgery accelerated. We began to trim the Fund’s position in MAKO Surgical as the stock hit our base case scenario during the annual period.

The London Company:     Our portion of the Fund outperformed the Russell Index, as the risk-averse environment that dominated during the annual period was actually a welcome tailwind and a reversion from the prior year, benefiting our conservative, lower-beta portfolio. (Beta is a measure of volatility in relation to the market as a whole.) Generally, the lower beta quintiles, or segments of the U.S. equity market, significantly outperformed the highest beta quintile in 2011. Also, the heightened volatility that characterized the U.S. equity markets in 2011 enabled us to add to our highest conviction holdings during periods of distress.

Overall stock selection was the greatest contributor to our portion of the Fund’s performance during the annual period, while sector allocation overall had little effect in 2011. More specifically, effective stock selection in the consumer discretionary, consumer staples, energy and materials sectors contributed most positively to our portion of the Fund’s results during the annual period. An overweighted position in consumer staples, which outpaced the Russell Index during the annual period, also helped. Such positive contributors were only partially offset by weaker stock selection in information technology and health care, an overweighted exposure to the lagging materials sector and underweighted allocations to the stronger utilities and health care sectors.

The top performing individual positions in our portion of the Fund during the annual period were international retailer PriceSmart, specialty chemicals company NewMarket and firearms manufacturer Sturm Ruger, the first two mentioned benefiting from strong organic growth abroad. PriceSmart continued to put up impressive double-digit sales comparison numbers and has now entered the Colombia market, which could provide years of future growth. NewMarket also performed well on increased demand for fuel additives and a favorable supply/demand landscape. Pricing power was favorable, and international growth, in our view, should drive strong returns going forward. Sturm Ruger benefited from increased demand and innovative products introduced over the past couple of years. Also, its capital allocation has been sound with returns on capital improving.

TOP TEN HOLDINGS(1) (at December 31, 2011)
Pricesmart, Inc.	2.3%
NewMarket Corp.	2.0
Nu Skin Enterprises, Inc., Class A	1.9
Albemarle Corp.	1.9
Cabela’s, Inc.	1.8
Eaton Vance Corp.	1.7
Old Dominion Freight Line, Inc.	1.7
Atwood Oceanics, Inc.	1.6
Chart Industries, Inc.	1.5
Alexander & Baldwin, Inc.	1.5

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

106	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Partners Small Cap Growth Fund

Conversely, positions in Capella Education, AOL and Tenet Healthcare disappointed. Capella Education struggled with new enrollment growth, as the competition increased for higher quality students. The company decided to alter its marketing strategy, which further lowered expectations. We sold our portion of the Fund’s position in Capella Education by the end of the annual period. We also sold our portion of the Fund’s position in AOL after underperformance and based on our lack of confidence in its management. AOL’s poor capital allocation and lack of a clear strategy to monetize assets were disappointing. Tenet Healthcare rejected a prior bid for its acquisition from Community Health and later sold off to pre-bid prices. We maintained a position in Tenet Healthcare at the end of the annual period.

Wells Capital Management:     Our portion of the Fund outperformed the Russell Index during the annual period due to strong stock selection amidst a challenging market backdrop. The U.S. equity market generally advanced through late July, supported by continued strength in corporate earnings and relatively stable economic growth. However, in the third quarter, uncertainty over economic growth sustainability and the potential impact from the European sovereign debt crisis dominated investors’ attention. At the outset of the fourth quarter, equity investors responded favorably to improvements in U.S. economic data as well as to solid corporate earnings reports. But positive sentiment eventually gave way to equity prices being increasingly influenced by uncertainty in Europe. In an environment of fluctuating market conditions, our team remained focused on seeking to identify firms with robust, sustainable and underappreciated growth rates. Plus, amidst abrupt and dramatic changes in investor risk tolerance, our portion of the Fund benefited from our disciplined approach to ensuring that stock selection, rather than any specific economic growth bias, was the primary driver of performance.

More specifically, our portion of the Fund’s outperformance of the Russell Index during the annual period was attributable to effective stock selection in the consumer discretionary and industrials sectors. In consumer discretionary, holdings in specialty retail firms performed particularly well, with many having achieved favorable sales and store growth and having effectively optimized pricing and inventory levels. In health care, strong results were driven by holdings in the pharmaceuticals and the providers and services industries. In industrials, our portion of the Fund’s machinery holdings significantly contributed to performance. Only two market sectors represented relative weakness in our portion of the Fund during the annual period—consumer staples and information technology. Our underweight to the more defensive consumer staples sector created a headwind, as the sector was by far the best performer in the Russell Index during the annual period. However, we maintained the position because our pursuit of firms with robust and sustainable growth rates typically leads to an underweight in consumer staples firms. In information technology, stock selection was weak. In particular, holdings in the Internet software and services industry significantly detracted.

The greatest individual contributors to relative performance during the annual period were pharmaceutical firm Akorn, specialty retailer ULTA Salon and health care equipment and supplies firm SonoSite. Akorn delivered strong revenue and earnings during the annual period and continued to demonstrate underappreciated growth potential due in part to several new drug applications pending with the Food and Drug Administration. ULTA Salon performed well based on strong same-store sales growth, increased store base and improved efficiencies in areas such as inventory management, merchandising and distribution. The firm also benefited from its emphasis on enhancing the overall consumer experience of shopping for cosmetics. We modestly trimmed our portion of the Fund’s position in ULTA Salon during the annual period. Shares of SonoSite, which specializes in portable ultrasound devices, advanced on strong demand for its ultrasound product and on an offer in December to acquire the firm at a sizable premium.

Conversely, positions in semiconductor firm Entropic Communications, Internet software and services firm Vistaprint and health care equipment and supplies firm NxStage Medical detracted from our portion of the Fund’s results during the annual period. Shares of Entropic Communications declined due to market share losses and investor concerns over management guidance. We sold the position by the middle of 2011. Vistaprint underperformed as investors reacted negatively to its management’s announcement of adjustments to its business model. We sold our portion of the Fund’s position in the stock during the fourth quarter of 2011. NxStage Medical, along with other medical device stocks, faced headwinds from increased scrutiny with regard to Medicare reimbursements. We maintained the Fund’s position in this firm’s stock at the end of the annual period.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	107

Manager Commentary (continued)

VP – Partners Small Cap Growth Fund

Changes to the Fund’s portfolio

TCW:     Among the names purchased in our portion of the Fund during the annual period were consumer discretionary company Crocs and financials firm Greenhill & Co. Crocs designs, manufactures and markets well-known lightweight sandals and shoes. We liked Crocs because it is a global brand with what we consider to be strong growth prospects driven by new products and distribution channels. We also expect its highly scalable business model to generate strong earnings and free cash flows. We believe a pullback in its stock created a good buying opportunity for us. We established a Fund position in Greenhill & Co. because we believe it presents attractive upside as a premier independent merger and acquisition investment bank. Also, the company recently exited its underperforming merchant banking business. In our view, Greenhill & Co. should benefit when acquisition activity accelerates. While we wait, the depressed valuation of the company and its 5% dividend yield provided, in our view, an attractive risk/reward profile.

In addition to our sale of IntraLinks, already mentioned, we sold our portion of the Fund’s position in energy company Brigham Exploration during the annual period. We sold the stock after the company announced it would be acquired by Statoil in October 2011.

Our investment strategy emphasizes bottom-up stock selection, so our portion of the Fund’s sector weightings are typically the result of where we are finding the best ideas with the most attractive valuations. That said, our portion of the Fund’s sector weightings in health care, industrials and financials decreased during the annual period and its exposures to information technology, consumer staples and materials increased. At year-end 2011, our portion of the Fund was overweight relative to the Russell Index in information technology, consumer staples and consumer discretionary. On December 31, 2011, our portion of the Fund was underweight relative to the Russell Index in industrials, health care and telecommunication services and was rather neutrally weighted relative to the Russell Index in energy, financials, materials and utilities.

The London Company:     Among the names purchased in our portion of the Fund during the annual period were direct selling personal care retailer Nu Skin Enterprises, aerospace and defense equipment manufacturer Kaman and apparel retailer American Eagle Outfitters. Nu Skin Enterprises has been benefiting from strong international growth and an innovative product cycle. Kaman has increased margins in its distribution business and has a favorable growth profile in the aerospace industry. American Eagle Outfitters, in our view, was attractively valued and featured a strong balance sheet, depressed margins and strong insider buying. In addition to the sales of Capella Education and AOL, already mentioned, we also sold our portion of the Fund’s positions in auto retailer CarMax and military vehicle manufacturer Force Protection during the annual period. We sold the position in CarMax due to market cap restrictions and in Force Protection due to our lack of confidence in its management and the company’s unwillingness to part with cash on its balance sheet. Force Protection was acquired by General Dynamics late in the year. There were no major shifts in sector allocation within our portion of the Fund during the annual period.

Given our longer time horizon and low turnover, our portfolio positioning does not change that often. We remained focused on bottom-up analysis and understanding the downside risk to our portion of the Fund’s positions. At the end of the annual period, the sectors with a large overweight relative to the Russell Index were financials and consumer staples. We remain underweight in information technology.

Wells Capital Management:     We initiated a Fund position in Ultimate Software Group in January 2011 based on its robust growth as a provider of payroll processing solutions for small- and mid-sized businesses. The company had gained market share from ADP and Ceridian, two key rivals, but remains a small player with a large addressable market. We see the potential for Ultimate Software Group to gain further market share as more firms embrace its SaaS model, which combines payroll processing with a number of other capabilities. We also established a Fund position in BJ’s Restaurants in January 2011 because of its strong position in the “affordable upscale” restaurant category. Our research and conversations with company management gave us confidence in the sustainability of the company’s long-term growth pattern. In particular, we believed that its profit margins would improve as the company increased its store base and thereby gained greater scale and purchasing power. We established a Fund position in online vacation rental accommodations provider HomeAway in June 2011 based on its robust organic growth, which we considered

108	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Partners Small Cap Growth Fund

sustainable given its large addressable market and strong competitive position. We also noted its ability to generate attractive free cash flows and return on capital due to the relatively low capital expenditures needed to maintain its services. The firm’s opportunity to enhance its growth profile by segmenting its user base and offering value-added services was an underappreciated component that we found attractive.

In addition to the sales of Entropic Communications and Vistaprint, already mentioned, we sold the Fund’s position in Internet media and marketing firm QuinStreet during the annual period. We had added QuinStreet to our portion of the Fund’s portfolio in January 2011, as we had believed the company, whose primary competitive advantage is in lead generation via online advertising, was capable of achieving its long-term goal of 15% to 20% revenue growth. During the second quarter of 2011, the stock underperformed after the company pre-released lower than expected financial results. Of particular concern to us, the company cited financial services—one of its two main business segments—as a key source of weakness due to considerable pricing pressure in the auto insurance industry. In an effort to mitigate possible downside risk, we decided to reduce the Fund’s position in the stock during the second quarter and eventually sold out of it completely during the fourth quarter.

All sector weighting changes are a reflection of our bottom-up process. Based on this approach, our portion of the Fund’s weightings to health care and industrials increased during the annual period, while exposure to information technology decreased. At year-end 2011, our portion of the Fund was most overweight relative to the Russell Index in the health care and information technology sectors and was most underweight relative to the Russell Index in the materials, financials and consumer staples sectors.

TCW Investment Management Company	The London Company

Wells Capital Management Incorporated

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	109

The Fund’s Long-term Performance

VP – Partners Small Cap Growth Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Partners Small Cap Growth Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the Russell 2000 Growth® Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
VP – Partners Small Cap Growth Fund
Class 2	Cumulative value of $10,000	$9,940	$11,680
	Average annual total return	-0.60%	+9.86%
Russell 2000 Growth® Index(1)
	Cumulative value of $10,000	$9,709	$12,221
	Average annual total return	-2.91%	+12.91%

Results for Class 1 shares can be found on page 104.

110	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
VP – PARTNERS SMALL CAP GROWTH FUND
$15,000
$10,000
$5,000
$12,221
$11,680
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
VP – Partners Small Cap Growth Fund Class 2 ($11,680)
Russell 2000 Growth® Index(1) ($12,221)

(1)

The Russell 2000 Growth® Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	111

Your Fund at a Glance

VP – PIMCO Mortgage-Backed Securities Fund

FUND SUMMARY

>	VP – PIMCO Mortgage-Backed Securities Fund (the Fund) Class 2 shares gained 5.20% for the 12-months period ended December 31, 2011.

>	The Fund underperformed the 6.23% increase of its benchmark, the Barclays Capital U.S. Mortgage-Backed Securities Index, during the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP – PIMCO Mortgage-Backed Securities Fund
Class 1	+5.53%	+5.61%
Class 2	+5.20%	+5.35%
Barclays Capital U.S. Mortgage-Backed Securities Index (unmanaged)	+6.23%	+5.41%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

112	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – PIMCO Mortgage-Backed Securities Fund

As of December 31, 2011, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP — PIMCO Mortgage-Backed Securities Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 312, Class 1 capital stock activity for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP — PIMCO Mortgage-Backed Securities Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 130 and 347.

VP – PIMCO Mortgage-Backed Securities Fund (the Fund) Class 2 shares gained 5.20% for the 12 months ended December 31, 2011. The Fund underperformed its benchmark, the Barclays Capital U.S. Mortgage-Backed Securities Index (Barclays Capital Index), which rose 6.23% over the same period.

Significant performance factors

For the year ended December 31, 2011, agency mortgage-backed securities (MBS) underperformed comparable-duration U.S. Treasuries, and commercial mortgage-backed securities (CMBS) outperformed comparable-duration U.S. Treasuries. Such results, however, mask what were dramatic ups and downs through the annual period, as global financial markets consistently made headlines for their persistent volatility resulting from a variety of unpredictable forces on both Main Street and Wall Street.

At the start of 2011, higher yielding assets within the fixed income market fared best. In turn, agency MBS outperformed comparable-duration U.S. Treasuries during the first quarter. Higher mortgage rates and benign prepayment reports also helped MBS’ performance. Higher coupons outperformed lower coupons due to supply constraints and stronger investor demand for higher coupon mortgages with less duration. Non-agency MBS and CMBS also outpaced comparable-duration U.S. Treasuries during the first quarter, helped by limited supply and investor demand for higher yielding assets.

Fixed income sectors gained ground during the second quarter amid lower interest rates. Agency MBS continued to outperform like-duration U.S. Treasuries, with muted prepayment speeds and strong demand from foreign investors, banks and mortgage real estate investment trusts contributing to their relative strength. However, non-agency MBS and CMBS underperformed like-duration U.S. Treasuries during the second quarter, as European sovereign debt concerns drove risk aversion across the commercial and residential mortgage sectors.

U.S. Treasury yields plunged during the third quarter of 2011, and U.S. Treasuries outperformed other fixed income sectors. In its continued quantitative easing effort, the Federal Reserve (the Fed) announced that it would re-invest paydowns on its agency MBS and agency debt into agency MBS. In turn, agency MBS underperformed similar-duration U.S. Treasuries during the third quarter, as a flight to quality and speculation about a widespread

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Asset-Backed Securities — Non-Agency	1.6%
Commercial Mortgage-Backed Securities — Non-Agency	2.0
Repurchase Agreements	6.4
Residential Mortgage-Backed Securities — Agency	84.3
Residential Mortgage-Backed Securities — Non-Agency	4.3
U.S. Government & Agency Obligations	1.2
U.S. Treasury Obligations	0.2

(1)

Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments. The Fund’s composition is subject to change.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	113

Manager Commentary (continued)

VP – PIMCO Mortgage-Backed Securities Fund

government-induced refinancing program ensued. Non-agency MBS and CMBS also underperformed similar-duration U.S. Treasuries during the third quarter, amid increased risk aversion and broad market volatility.

U.S. Treasury yields continued to fall during the fourth quarter of 2011, albeit more modestly, as the Eurozone sovereign debt crisis persisted. However, most fixed income sectors outperformed U.S. Treasuries during these months. Agency MBS outperformed like-duration U.S. Treasuries in the fourth quarter as investor sentiment improved and fears of a government-induced refinancing wave eased. Non-agency MBS and CMBS also outperformed like-duration U.S. Treasuries during the fourth quarter, as investor demand for risk assets increased.

The Fund underperformed the Barclays Capital Index due primarily to three factors. First, an underweight to GNMA (Ginnie Mae) MBS detracted from the Fund’s relative results, as Ginnie Mae MBS outperformed conventional MBS, including FNMA (Fannie Mae) and FHLMC (Freddie Mac) MBS, during the annual period as a whole due to strong demand from banks and international investors. Second, exposure to non-agency MBS detracted from the Fund’s relative results, as broader market news tied to political unrest, European sovereign debt concerns and further signs of slowing economic growth negatively impacted these securities’ prices. Third was the Fund’s duration positioning. During the annual period, the Fund mostly maintained a shorter duration than that of the Barclays Capital Index, which hurt as interest rates declined. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

On the positive side, exposure to CMBS, which, as mentioned earlier, outperformed comparable-duration U.S. Treasuries for the annual period, boosted the Fund’s relative results. Also, security selection among agency MBS proved effective, adding to performance.

The Fund had a neutral yield curve positioning relative to the Barclays Capital Index during the annual period, and thus yield curve positioning had no material impact on its results. Here, yield curve refers to the spectrum of maturities within the mortgage-backed securities sector.

Changes to the Fund’s portfolio

During the annual period, we increased the Fund’s exposure to Fannie Mae and Freddie Mac MBS on a market value basis. We also increased the Fund’s allocation to cash equivalents over the course of the year. We reduced the Fund’s exposure to U.S. Treasuries, CMBS and Ginnie Mae MBS. With these changes, the Fund’s portfolio turnover rate for the 12-month period, including mortgage dollar rolls, was 1,618%.*

QUALITY BREAKDOWN(1) (at December 31, 2011)
AAA rating	92.8%
AA rating	0.7
A rating	6.4
BBB rating	0.0	*
Non-investment grade	—
Non-rated	0.1

*	Rounds to less than 0.1%.

(1)	Percentages indicated are based upon total fixed income securities.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Non rated. Credit ratings are subjective opinions and not statements of fact.

*

A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes we made at the margin in response to valuations or market developments.

114	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – PIMCO Mortgage-Backed Securities Fund

At the end of the annual period, the Fund was overweight relative to the Barclays Capital Index in Fannie Mae MBS and was underweight relative to the Barclays Capital Index in Freddie Mac and Ginnie Mae MBS. The Fund also had exposure to CMBS at the end of the annual period.

Pacific Investment Management Company LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	115

The Fund’s Long-term Performance

VP — PIMCO Mortgage-Backed Securities Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – PIMCO Mortgage-Backed Securities Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the Barclays Capital U.S. Mortgage-Backed Securities Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
VP – PIMCO Mortgage-Backed Securities Fund
Class 2	Cumulative value of $10,000	$10,520	$10,899
	Average annual total return	+5.20%	+5.35%
Barclays Capital U.S. Mortgage-Backed Securities index(1)
	Cumulative value of $10,000	$10,623	$10,910
	Average annual total return	+6.23%	+5.41%

Results for Class 1 shares can be found on page 112.

116	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
VP – PIMCO MORTGAGE-BACKED SECURITIES FUND
$15,000
$10,000
$5,000
$10,910
$10,899
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
VP – PIMCO Mortgage-Backed Securities Fund Class 2 ($10,899)
Barclays Capital U.S. Mortgage-Backed Securities index(1) ($10,910)

(1)	The Barclays Capital U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	117

Your Fund at a Glance

VP – Pyramis® International Equity Fund

FUND SUMMARY

>	VP – Pyramis® International Equity Fund (the Fund) Class 2 shares fell 12.87% for the 12-month period ended December 31, 2011.

>	The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (Net) (MSCI Index), which decreased 12.14% over the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP – Pyramis® International Equity Fund
Class 1	-12.59%	+0.92%
Class 2	-12.87%	+0.60%
MSCI EAFE Index (Net) (unmanaged)	-12.14%	+3.73%
MSCI EAFE Index (Gross) (unmanaged)	-11.73%	+4.14%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The indices do not reflect the deduction of fees, expenses or taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

118	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – Pyramis® International Equity Fund

As of December 31, 2011, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP – Pyramis® International Equity Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 313, Class 1 capital stock activity for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP – Pyramis® International Equity Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 130 and 347.

VP – Pyramis® International Equity Fund (the Fund) Class 2 shares fell 12.87% for the 12 months ended December 31, 2011. The Fund modestly underperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (Net) (MSCI Index), which decreased 12.14% over the same period.

Significant performance factors

During the annual period, global equity markets tended to fluctuate according to the latest macro news, leading to rising correlations among asset returns. Correlation within the U.S. equity market reached its highest point on record during the volatility in September 2011, and U.S. stocks were also more correlated than historically normal with other

COUNTRY BREAKDOWN(1) (at December 31, 2011)
Australia	8.7%
Belgium	1.1
Denmark	1.9
Finland	0.4
France	9.1
Germany	7.7
Guernsey	0.3
Hong Kong	2.4
Ireland	1.6
Israel	0.3
Italy	2.8
Japan	20.6
Jersey	0.1
Luxembourg	0.3
Macau	0.4
Netherlands	6.8
Norway	1.6
Papua New Guinea	0.2
Singapore	1.0
Spain	2.5
Supra-National	0.3
Sweden	1.9
Switzerland	7.5
United Kingdom	17.4
Other(2)	3.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	119

Manager Commentary (continued)

VP – Pyramis® International Equity Fund

riskier asset categories during the third quarter. Internationally, those assets most sensitive to slowing global economic growth and higher risk aversion suffered the deepest losses during 2011, particularly emerging market equities. Also, European banking stocks were pressured by financial turmoil and a persistent sovereign debt crisis in the region, and the Japanese equity market struggled in the aftermath of the March 2011 natural and nuclear disasters. Gold bullion provided one of the few safe havens in 2011.

Amidst this backdrop, the Fund modestly underperformed the MSCI Index during the annual period, due primarily to its positioning in Europe and Asia ex-Japan. This was partially offset by effective positioning in Japan and the U.K. From a sector perspective, stock selection in financials and energy detracted. Individual stock selection in health care and consumer discretionary contributed most positively.

More specifically, in the financials sector, overweighted positions in banking and financial services providers Societe Generale, Barclays and UBS were among the Fund’s most significant detractors. Shares of all three companies declined during the annual period amid a broad sell-off in European banks due to the ongoing sovereign debt crisis in the region. UBS shares also fell sharply on news that the company lost $2 billion due to unauthorized trades by a rogue trader. In the energy sector, an underweighted position in integrated oil company BP and an overweighted position in offshore driller Transocean detracted from the Fund’s relative results. Despite reporting mixed earnings during the annual period, BP shares rose modestly based on a nearly 8% rally in crude oil prices during the year. Also, investor sentiment toward BP was favorable during the latter half of 2011, as the company announced third quarter profits that beat consensus forecasts due primarily to better than expected upstream and downstream results. Shares of Transocean declined during the annual period as the company posted disappointing quarterly results driven by higher costs and lower than expected fleet utilization. News that Transocean was being sued by BP for $40 billion in connection with the 2010 Deepwater Horizon oil well explosion in the Gulf of Mexico also weighed on the company’s shares during the annual period.

Conversely, in the health care sector, the Fund’s overweighted position in drug maker Shire was among the biggest positive contributors to relative results. Shares of Shire rose as the company posted solid first quarter and fourth quarter earnings, driven by strong sales of its attention deficit hyperactivity disorder (ADHD) drug Adderal. News that the Food and Drug Administration approved Shire’s ADHD drug Intuniv for use with a stimulant also helped push its shares higher. In the consumer discretionary sector, an underweighted position in automaker Daimler and an overweighted position in clothing retailer Inditex helped the Fund’s relative results most. Daimler shares declined as the German car and truck maker announced full year 2010 results that missed consensus forecasts, driven by higher raw material and production costs. The company also posted mixed quarterly results during the annual period and warned that demand for cars in China and India was likely to slow. Inditex shares rose as the company announced

TOP TEN HOLDINGS(1) (at December 31, 2011)
Nestlé SA, Registered Shares (Switzerland)	2.9%
Roche Holding AG, Genusschein Shares (Switzerland)	2.0
Royal Dutch Shell PLC, Class A (Netherlands)	1.9
Vodafone Group PLC (United Kingdom)	1.8
Sanofi (France)	1.6
British American Tobacco PLC (United Kingdom)	1.5
BG Group PLC (United Kingdom)	1.5
Unilever NV-CVA (Netherlands)	1.4
Shire PLC (Ireland)	1.3
HSBC Holdings PLC (United Kingdom)	1.2

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

120	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Pyramis® International Equity Fund

better than expected fiscal year results, driven by revenue growth and improving gross margins. Elsewhere, an overweighted position in consumer goods manufacturer Unilever and an underweighted position in mobile device manufacturer Nokia were among the largest contributors to Fund performance. Unilever shares rose as the company announced better than expected quarterly earnings, driven by higher prices and growth in its emerging markets segment. Shares of Nokia declined sharply as the company warned that its second quarter profits would be below forecasts driven by weak pricing and volumes.

As is the case with sector allocation, country allocations are strictly the residual of stock selection. That said there were no major contributors or detractors from a country allocation perspective during the annual period.

Changes to the Fund’s portfolio

Notable position changes during the annual period occurred across a range of sectors, including telecommunication services, energy and consumer discretionary. In the telecommunication services sector, we initiated a Fund position during the annual period in Telecom Italia and exited a Fund position in Swisscom. We purchased Telecom Italia because of what we considered to be its attractive valuation and because of our belief that the company will be a beneficiary of consolidation in the Italian telecommunications industry. We sold Swisscom due to concerns that the company may face increased competition if the rumored sale of Orange Telecom by France Telecom takes place.

In the energy sector, we initiated a Fund position in integrated oil company Repsol, as we believe the company’s upstream division should begin to deliver improved returns. In the consumer discretionary sector, we sold the Fund’s position in luxury jewelry and watch maker Richemont and initiated a Fund position in apparel retailer Hennes & Mauritz. We sold Richemont because the stock was no longer attractive from a risk/reward perspective, in our view. We established a Fund position in Hennes & Mauritz as we believed consensus estimates were too low and that the stock was attractively valued.

Consistent with our investment approach, there were no major shifts in sector or country weightings during the annual period. As indicated earlier, sector and country weightings within regions are the residual of individual stock selection.

At the end of the annual period, the Fund maintained similar sector weightings as the MSCI Index. That said, active stock selection resulted in modest overweights relative to the MSCI Index in consumer discretionary, telecommunication services and health care at the end of 2011 and modest underweights relative to the MSCI Index in financials, industrials and utilities. The Fund remained relatively neutral across regions relative to the MSCI Index at the end of the annual period.

Pyramis Global Advisors, LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	121

The Fund’s Long-term Performance

VP – Pyramis® International Equity Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Pyramis® International Equity Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE Index (Net) and the MSCI EAFE Index (Gross). Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
VP – Pyramis® International Equity Fund
Class 2	Cumulative value of $10,000	$8,713	$10,100
	Average annual total return	-12.87%	+0.60%
MSCI EAFE Index (Net)(1)
	Cumulative value of $10,000	$8,786	$10,623
	Average annual total return	-12.14%	+3.73%
MSCI EAFE Index (Gross)(1)
	Cumulative value of $10,000	$8,827	$10,693
	Average annual total return	-11.73%	+4.14%

Results for Class 1 shares can be found on page 118.

122	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
VP – PYRAMIS® INTERNATIONAL EQUITY FUND
$15,000
$10,000
$5,000
$10,693
$10,623
$10,100
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
VP – Pyramis® International Equity Fund Class 2 ($10,100)
MSCI EAFE Index (Net)(1) ($10,623)
MSCI EAFE Index (Gross)(1) ($10,693)

(1)

On September 30, 2011 the MSCI EAFE Index (Net) replaced the MSCI EAFE Index (Net) replaced the MSCI EAFE Index (Gross) as the Fund’s primary benchmark. The Fund’s Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the Net version better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	123

Your Fund at a Glance

VP – Wells Fargo Short Duration Government Fund

FUND SUMMARY

>	VP – Wells Fargo Short Duration Government Fund (the Fund) Class 2 shares gained 2.18% for the 12-month period ended December 31, 2011.
>	The Fund outperformed its benchmark, the Barclays Capital U.S. 1-3 Year Government Index, which gained 1.56% over the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)
	1 year	Since Inception 5/7/10
VP – Wells Fargo Short Duration Government Fund
Class 1	+2.41%	+2.49%
Class 2	+2.18%	+2.23%
Barclays Capital U.S. 1-3 Year Government Index (unmanaged)	+1.56%	+1.66%

(See “The Fund’s Long-term Performance” for a description of the index.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial intermediary.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity, life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

124	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Manager Commentary

VP – Wells Fargo Short Duration Government Fund

As of December 31, 2011, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP – Wells Fargo Short Duration Government Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 313, Class 1 capital stock activity for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP — Wells Fargo Short Duration Government Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 130 and 347.

VP – Wells Fargo Short Duration Government Fund (the Fund) Class 2 shares gained 2.18% for the 12 months ended December 31, 2011. The Fund outperformed its benchmark, the Barclays Capital U.S. 1-3 Year Government Index (Barclays Capital Index), which rose 1.56% over the same period.

Significant performance factors

Many investors are likely relieved to see 2011 in the rear-view mirror, as the annual period held more than its fair share of challenges. There were a series of shocks that tested the resiliency of the financial markets, including the earthquake, tsunami and nuclear crisis in Japan, the Arab Spring, the debt ceiling debate in the U.S. and the subsequent and unprecedented loss of America’s AAA credit rating, just to name a few. It was perhaps the Eurozone sovereign debt crisis that dominated market sentiment most.

Policymakers, both domestically and abroad, took a variety of steps to bolster investor confidence, improve liquidity and reinvigorate the economy. European policymakers announced a series of measures aimed at addressing the challenges and helping European banks repair their balance sheets. The U.S. Federal Reserve (the Fed) launched “Operation Twist” in an attempt to drive down long-term interest rates. (“Operation Twist” is a plan wherein the Fed extends the maturity of its Treasury security holdings with the goal of lowering longer-term interest rates and thereby spur spending and investment.) As 2011 came to a close, fears of a potential double dip in the U.S. economy and contagion risk from Europe began to subside, although recession remained a concern in Europe.

These market conditions drove a rally in U.S. Treasuries, especially during the second and third quarters, as investors worried about a slowing U.S. economy and possible double-dip recession combined with the Eurozone sovereign debt crisis. The U.S. Treasury yield curve flattened significantly during the annual period, meaning the differential in yields between shorter-term and longer-term maturities narrowed. Short-term U.S. Treasury rates began the year at already very low levels and had little room to fall further. Longer-term U.S. Treasury rates fell, driven by the market factors just described. But despite the low absolute level of U.S. Treasury yields, 2011 was a year of solid total returns for the

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Corporate Bonds & Notes	1.2%
Residential Mortgage-Backed Securities — Agency	46.0
Residential Mortgage-Backed Securities — Non-Agency	3.8
Commercial Mortgage-Backed Securities — Agency	0.6
Commercial Mortgage-Backed Securities — Non-Agency	6.2
Asset-Backed Securities — Non-Agency	8.8
U.S. Treasury Obligations	28.6
Other(2)	4.8

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Includes Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	125

Manager Commentary (continued)

VP – Wells Fargo Short Duration Government Fund

Barclays Capital Index, as two-year and three-year Treasury yields rallied 36 and 64 basis points, respectively. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa. A basis point is 1/100th of a percentage point.) An abundance of headlines and government programs, including Operation Twist, kept the agency mortgage-backed securities (MBS) sector volatile throughout the annual period. The asset-backed securities and commercial mortgage-backed securities sectors both outperformed U.S. Treasuries, benefiting from light issuance and strong fundamentals.

The Fund outperformed the Barclays Capital Index during the annual period, with security selection and yield curve positioning being top contributors to performance. More specifically, in its security selection strategy, our team focuses on a bottom-up investment process, relative value trading and comprehensive risk management. Our investment process marries fundamental research with relative value trading expertise, tempered by the team’s proprietary risk management system. Every bond in the Fund’s portfolio must go through the bottom-up research process and must be trading at a level to compensate shareholders adequately for its risks. We believe our team is nimble and decisive, continually monitoring and re-evaluating both the fundamentals and the spread levels of portfolio securities and not hesitating to adjust when targets are reached or conditions change. (Spread refers to the differential in yield between securities or between a particular sector and comparable-duration U.S. Treasuries.)

Yield curve positioning benefited relative results during the annual period in that the Fund was overweight the five-year segment of the U.S. Treasury yield curve and underweight the two-year segment of the U.S. Treasury yield curve. As longer-term rates rallied more than shorter-term rates, such positioning added value.

The Fund’s underweight to agency debt modestly detracted from relative results during the annual period. Duration positioning had a rather neutral impact on performance during the annual period, as we kept the Fund’s duration neutral to that of the Barclays Capital Index throughout 2011. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Changes to the Fund’s portfolio

In the agency MBS sector, we had a very active year with many relative value opportunities. Early in the annual period, we exited the Fund’s position in seasoned 15-year 5.5% securities and added to the Fund’s position in seasoned 30-year 6% securities. A bit later, we reduced the Fund’s position in seasoned 30-year premium 6.5%-7.5% pools, as these pools had performed well through the summer. During the third quarter of 2011, we added 15-year GNMA (Ginnie Mae) pools, which had lagged the tightening in 30-year Ginnie Mae pools relative to conventional MBS. The stable prepayment profiles and attractive yields of these pools offered what we considered to be good relative value to agency securities and U.S. Treasuries. As these pools tightened into the fourth quarter, we exited the position.

We reduced the Fund’s overweight to agency collateralized mortgage obligations (CMOs) during the first quarter, as domestic bank and real estate investment trust (REIT) buying drove this sector tighter. We added back exposure in higher coupon agency CMOs backed by collateral with seasoning and lower loan balances in the third and fourth

QUALITY BREAKDOWN(1) (at December 31, 2011)
AAA rating	15.7%
AA rating	84.2
Non-investment grade	0.0
Not rated	0.1

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the lower of the ratings from S&P or Moody’s. When a rating from only one agency is available, that rating is used. When a bond is not rated by either of these agencies, it is designated at Not Rated. Credit ratings are subjective opinions and not statements of fact.

126	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Wells Fargo Short Duration Government Fund

quarters as the sector lagged and we felt we were able to find good opportunities. In the agency hybrid adjustable-rate mortgage (ARM) market, we added significantly to the Fund’s position during the third and fourth quarters, as we found relative value opportunities. We also added to the Fund’s positions in conventional MBS, as we found pools with what we believed to be superior characteristics at good valuations. We additionally continued to find opportunities in the Ginnie Mae hybrid ARM space throughout the year.

Throughout 2011, we found what we considered to be good relative value trading opportunities in the asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) sectors. We maintained the Fund’s consumer asset-backed securities overweight throughout the annual period. In the Federal Family Education Loan Program (FFELP) segment, we increased the Fund’s overweight during the second quarter, reduced it in the third quarter and added back exposure in the fourth quarter as spreads widened with increased selling from overseas accounts. We reduced the Fund’s overweight to top-tier bank credit card floaters, which outperformed during the year, while adding exposure to retail credit cards. We also added attractively priced two-year Sallie Mae private student loan floaters in the new issue market during the second and third quarters.

We maintained the Fund’s overweight to CMBS throughout the annual period. We reduced the Fund’s position in 2003/2004 vintage seasoned bonds early in the year, adding back high quality 2005 vintage 30% credit-enhanced bonds and 2004 vintage seasoned bonds in the second and fourth quarters as spreads widened.

With these changes, the Fund’s portfolio turnover rate for the 12-month period was 529%.*

At the end of the annual period, the Fund had approximately 15% of its total net assets in agency CMOs, 16% in high quality asset-backed securities and CMBS, 16% in mortgage pass-through securities, 23% in agency hybrid ARMs, 1% in agency securities and the remaining position in U.S. Treasuries. Relative to the Barclays Capital Index, the Fund was overweighted mortgage-backed securities, asset-backed securities and CMBS and was underweight agency securities and U.S. Treasuries at the end of the annual period. Throughout the annual period, the Fund maintained its yield curve positioning with an overweight to the five-year segment of the yield curve and an underweight to the two-year segment of the yield curve compared to the Barclays Capital Index.

Wells Capital Management Incorporated

*	A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes we made at the margin in response to valuations or market developments. A significant portion of the turnover was also the result of “roll” transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	127

The Fund’s Long-term Performance

VP – Wells Fargo Short Duration Government Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Wells Fargo Short Duration Government Fund Class 2 shares (from 5/7/10 to 12/31/11) as compared to the performance of the Barclays Capital U.S. 1-3 Year Government Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS
Results at December 31, 2011
		1 year	Since inception 5/7/10
VP – Wells Fargo Short Duration Government Fund
Class 2	Cumulative value of $10,000	$10,218	$10,371
	Average annual total return	+2.18%	+2.23%
Barclays Capital U.S. 1-3 Year Government Index(1)
	Cumulative value of $10,000	$10,156	$10,276
	Average annual total return	+1.56%	+1.66%

Results for Class 1 shares can be found on page 124.

128	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
VP – WELLS FARGO SHORT DURATION GOVERNMENT FUND
$15,000
$10,000
$5,000
$10,371
$10,276
5/7/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
VP – Wells Fargo Short Duration Government Fund Class 2 ($10,371)
Barclays Capital U.S. 1-3 Year Government Index(1) ($10,276)

(1)

The Barclays Capital U.S. 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	129

Fund Expense Example

(Unaudited)

As an Investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

130	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia VP – Limited Duration Credit Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,000.00	1,022.36	2.71	2.74	0.54%
Class 2	1,000.00	1,000.00	998.10	1,021.11	3.96	4.00	0.79%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

VP – American Century Diversified Bond Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,047.30	1,022.11	3.03	2.99	0.59%
Class 2	1,000.00	1,000.00	1,046.40	1,020.86	4.31	4.26	0.84%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

VP – American CenturyGrowth Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	940.70	1,021.56	3.41	3.55	0.70%
Class 2	1,000.00	1,000.00	939.60	1,020.31	4.62	4.81	0.95%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	131

Fund Expense Example (continued)

VP – Columbia Wanger International Equities Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	834.00	1,020.00	4.64	5.11	1.01%
Class 2	1,000.00	1,000.00	832.30	1,018.75	5.79	6.38	1.26%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

VP – Columbia Wanger U.S Equities Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	857.40	1,020.16	4.56	4.96	0.98%
Class 2	1,000.00	1,000.00	856.20	1,018.90	5.72	6.23	1.23%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

VP – DFA International Value Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	787.00	1,020.41	4.17	4.71	0.93%
Class 2	1,000.00	1,000.00	786.70	1,019.15	5.29	5.97	1.18%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

132	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Eaton Vance Floating-Rate Income Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,007.10	1,021.41	3.67	3.70	0.73%
Class 2	1,000.00	1,000.00	1,006.10	1,020.16	4.93	4.96	0.98%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

VP – Invesco International Growth Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	874.90	1,020.31	4.47	4.81	0.95%
Class 2	1,000.00	1,000.00	874.50	1,019.05	5.64	6.07	1.20%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

VP – J.P. Morgan Core Bond Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,041.00	1,022.11	3.02	2.99	0.59%
Class 2	1,000.00	1,000.00	1,039.20	1,020.86	4.29	4.26	0.84%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	133

Fund Expense Example (continued)

VP – Jennison Mid Cap Growth Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	931.70	1,020.86	4.07	4.26	0.84%
Class 2	1,000.00	1,000.00	931.40	1,019.60	5.28	5.52	1.09%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

VP – MFS Value Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	946.40	1,021.46	3.51	3.65	0.72%
Class 2	1,000.00	1,000.00	945.30	1,020.21	4.73	4.91	0.97%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

VP – Marsico Growth Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	924.60	1,021.46	3.47	3.65	0.72%
Class 2	1,000.00	1,000.00	922.90	1,020.21	4.68	4.91	0.97%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

134	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Mondrian International Small Cap Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	842.40	1,019.40	5.22	5.72	1.13%
Class 2	1,000.00	1,000.00	841.80	1,018.05	6.46	7.08	1.40%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

VP – Morgan Stanley Global Real Estate Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	858.60	1,020.61	4.15	4.51	0.89%
Class 2	1,000.00	1,000.00	857.50	1,019.35	5.31	5.77	1.14%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

VP – NFJ Dividend Value Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	965.20	1,021.26	3.74	3.85	0.76%
Class 2	1,000.00	1,000.00	963.50	1,020.00	4.97	5.11	1.01%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	135

Fund Expense Example (continued)

VP – Nuveen Winslow Large Cap Growth Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	926.90	1,021.36	3.57	3.75	0.74%
Class 2	1,000.00	1,000.00	925.80	1,020.10	4.78	5.01	0.99%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

VP – Partners Small Cap Growth Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	913.60	1,019.85	4.99	5.27	1.04%
Class 2	1,000.00	1,000.00	911.80	1,018.55	6.23	6.58	1.30%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

VP – PIMCO Mortage-Backed Securities Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,029.10	1,022.26	2.85	2.84	0.56%
Class 2	1,000.00	1,000.00	1,027.20	1,021.01	4.12	4.10	0.81%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

136	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

VP – Pyramis International Equity Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	826.60	1,020.31	4.35	4.81	0.95%
Class 2	1,000.00	1,000.00	825.40	1,019.05	5.49	6.07	1.20%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

VP – Wells Fargo Short Duration Government Fund

July 1, 2011 — December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,010.80	1,022.16	2.92	2.94	0.58%
Class 2	1,000.00	1,000.00	1,009.80	1,020.91	4.18	4.20	0.83%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	137

Portfolio of Investments

Columbia Variable Portfolio – Limited Duration Credit Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes 96.6%
Aerospace & Defense 1.0%
L-3 Communications Corp.(a)
11/15/16	3.950%	$26,000,000	$26,242,398
Banking 6.9%
ANZ National International Ltd. Senior Unsecured(a)(b)(c)
08/10/15	3.125%	10,360,000	10,304,633
Bank of America Corp. Senior Unsecured(a)
03/17/16	3.625%	36,310,000	33,469,868
Citigroup, Inc. Senior Unsecured
10/15/14	5.500%	21,120,000	21,712,353
Fifth Third Bancorp Senior Unsecured
01/25/16	3.625%	7,825,000	7,939,182
Goldman Sachs Group, Inc. (The) Senior Unsecured(a)
02/07/16	3.625%	33,125,000	32,006,137
JPMorgan Chase & Co. Senior Unsecured(a)
03/01/16	3.450%	38,920,000	39,540,891
KeyCorp Senior Unsecured
08/13/15	3.750%	7,800,000	8,089,452
Morgan Stanley Senior Unsecured(a)
04/29/16	3.800%	33,175,000	30,564,592
Santander U.S. Debt SAU Bank Guaranteed(a)(b)(c)
10/07/15	3.781%	2,800,000	2,558,319

Total			186,185,427
Chemicals 1.8%
Dow Chemical Co. (The) Senior Unsecured
02/15/15	5.900%	35,802,000	39,837,637
Lyondell Chemical Co. Senior Secured
11/01/17	8.000%	6,038,000	6,596,515
Nova Chemicals Corp. Senior Unsecured(b)
11/01/16	8.375%	818,000	891,620

Total			47,325,772
Construction Machinery 1.1%
Case New Holland, Inc.(a)
09/01/13	7.750%	14,635,000	15,549,688
Manitowoc Co., Inc. (The)(a)
11/01/13	7.125%	14,940,000	14,977,350

Total			30,527,038
Consumer Products 0.4%
Beam, Inc. Senior Unsecured
06/15/14	6.375%	10,684,000	11,682,302
Electric 20.8%
Appalachian Power Co. Senior Unsecured
05/24/15	3.400%	$32,354,000	$33,912,707
Arizona Public Service Co. Senior Unsecured
05/15/15	4.650%	16,627,000	18,173,527
08/01/16	6.250%	8,130,000	9,540,734
Arizona Public Service Co.(a) Senior Unsecured
06/30/14	5.800%	5,580,000	6,176,742
CMS Energy Corp. Senior Unsecured
12/15/15	6.875%	25,094,000	27,666,888
CMS Energy Corp.(a) Senior Unsecured
09/30/15	4.250%	11,495,000	11,609,950
Cleveland Electric Illuminating Co. (The) Senior Unsecured
12/15/13	5.650%	20,842,000	22,244,417
Consumers Energy Co. 1st Mortgage
02/15/14	6.000%	5,295,000	5,781,658
08/15/16	5.500%	3,930,000	4,516,804
Consumers Energy Co.(a) 1st Mortgage
03/15/15	5.000%	15,576,000	17,149,129
DTE Energy Co. Senior Unsecured
06/01/16	6.350%	7,434,000	8,608,646
DTE Energy Co.(a) Senior Unsecured
05/15/14	7.625%	36,045,000	40,960,925
Dominion Resources, Inc. Senior Unsecured
01/15/16	5.200%	7,975,000	8,978,893
06/15/18	6.400%	13,240,000	15,978,866
08/01/33	5.250%	29,698,000	32,593,377
Duke Energy Corp. Senior Unsecured
04/01/15	3.350%	38,263,000	40,334,674
06/15/18	6.250%	8,990,000	10,677,684
Florida Power Corp. 1st Mortgage
06/15/18	5.650%	1,200,000	1,433,789
Indiana Michigan Power Co. Senior Unsecured
11/01/12	6.375%	850,000	884,898
11/15/14	5.050%	8,302,000	9,048,757
12/01/15	5.650%	4,263,000	4,787,332
Metropolitan Edison Co. Senior Unsecured
03/15/13	4.950%	2,331,000	2,418,904
04/01/14	4.875%	2,650,000	2,821,147
MidAmerican Energy Holdings Co. Senior Unsecured
02/15/14	5.000%	4,881,000	5,244,395
NRG Energy, Inc.(a)
01/15/17	7.375%	11,410,000	11,837,875
Electric (cont.)
Nevada Power Co.
01/15/15	5.875%	$40,399,000	$45,311,842
03/15/16	5.950%	1,685,000	1,952,500
08/01/18	6.500%	3,795,000	4,578,209
Ohio Edison Co. Senior Unsecured(a)
05/01/15	5.450%	19,772,000	21,762,012
Ohio Power Co. Senior Unsecured
09/01/13	5.750%	330,000	352,873
Oncor Electric Delivery Co. LLC Senior Secured
01/15/15	6.375%	38,311,000	43,777,290
Progress Energy, Inc. Senior Unsecured
03/15/14	6.050%	7,773,000	8,576,837
01/15/16	5.625%	11,855,000	13,541,741
Sierra Pacific Power Co.
05/15/16	6.000%	7,390,000	8,572,873
Tampa Electric Co. Senior Unsecured(a)
05/15/18	6.100%	3,935,000	4,731,967
TransAlta Corp. Senior Unsecured(b)
01/15/15	4.750%	48,775,000	52,275,388

Total			558,816,250
Entertainment 0.5%
Time Warner, Inc.
07/15/15	3.150%	11,640,000	12,128,835
Environmental 0.3%
Waste Management, Inc.
03/11/15	6.375%	6,011,000	6,858,088
Food and Beverage 5.1%
Bacardi Ltd.(b)(c)
04/01/14	7.450%	13,505,000	15,221,337
ConAgra Foods, Inc.(a) Senior Unsecured
04/15/14	5.875%	1,520,000	1,668,072
06/15/17	5.819%	16,865,000	18,888,378
Constellation Brands, Inc.
12/15/14	8.375%	3,782,000	4,198,020
Kellogg Co. Senior Unsecured(a)
11/17/16	1.875%	10,145,000	10,185,905
Kraft Foods, Inc.(a) Senior Unsecured
02/01/18	6.125%	3,800,000	4,454,216
08/23/18	6.125%	40,058,000	47,266,117
SABMiller PLC Senior Unsecured(a)(b)(c)
01/15/14	5.700%	33,450,000	36,275,856

Total			138,157,901
Gas Pipelines 11.3%
Centerpoint Energy Resources Corp. Senior Unsecured
01/15/14	5.950%	5,075,000	5,507,705

The accompanying Notes to Financial Statements are an integral part of this statement.

138	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Limited Duration Credit Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Gas Pipelines (cont.)
Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	$45,843,000	$52,624,555
Enterprise Products Operating LLC
06/01/15	3.700%	9,500,000	9,959,572
Gulfstream Natural Gas System LLC(c) Senior Unsecured
11/01/15	5.560%	6,460,000	7,080,554
06/01/16	6.950%	22,690,000	26,274,884
Kinder Morgan Energy Partners LP Senior Unsecured
03/01/16	3.500%	24,540,000	25,514,753
02/15/18	5.950%	6,310,000	7,208,821
Midcontinent Express Pipeline LLC Senior Unsecured(a)(c)
09/15/14	5.450%	39,550,000	42,721,752
Nisource Finance Corp.
07/15/14	5.400%	3,800,000	4,135,263
09/15/17	5.250%	17,031,000	18,799,874
Northwest Pipeline GP Senior Unsecured
06/15/16	7.000%	5,728,000	6,769,872
04/15/17	5.950%	15,235,000	17,733,568
Panhandle Eastern Pipeline Co. LP Senior Unsecured
11/01/17	6.200%	7,864,000	8,947,919
Panhandle Eastern Pipeline Co. LP(a) Senior Unsecured
08/15/13	6.050%	8,000,000	8,558,016
Plains All American Pipeline LP/Finance Corp.
09/15/15	3.950%	19,387,000	20,529,631
Regency Energy Partners LP/Finance Corp.(a)
06/01/16	9.375%	1,808,000	1,988,800
Rockies Express Pipeline LLC Senior Unsecured(a)(c)
04/15/15	3.900%	13,445,000	13,286,241
Southern Natural Gas Co. Senior Unsecured(c)
04/01/17	5.900%	10,783,000	12,323,589
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	11,051,000	12,795,610

Total			302,760,979
Health Care 4.3%
AmerisourceBergen Corp.(a)
09/15/15	5.875%	14,102,000	16,073,192
Aristotle Holding, Inc.(c)
11/15/16	3.500%	9,435,000	9,609,123
Baxter International, Inc. Senior Unsecured
01/15/17	1.850%	4,445,000	4,479,546
Cardinal Health, Inc. Senior Unsecured(a)
06/15/15	4.000%	5,430,000	5,810,958
Express Scripts, Inc.
05/15/16	3.125%	50,150,000	50,427,981
Hospira, Inc. Senior Unsecured
05/15/15	6.400%	14,638,000	15,893,313
Health Care (cont.)
Medco Health Solutions, Inc. Senior Unsecured(a)
09/15/15	2.750%	$13,975,000	$14,031,839

Total			116,325,952
Healthcare Insurance 0.1%
UnitedHealth Group, Inc. Senior Unsecured
11/15/16	1.875%	2,247,000	2,246,665
Independent Energy 4.5%
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	39,698,000	44,999,668
Chesapeake Energy Corp.(a)
07/15/13	7.625%	3,776,000	3,993,120
Denbury Resources, Inc.(a)
03/01/16	9.750%	1,055,000	1,163,137
Encana Corp. Senior Unsecured(b)
12/01/17	5.900%	12,472,000	14,136,401
Forest Oil Corp.
02/15/14	8.500%	16,270,000	17,734,300
Newfield Exploration Co. Senior Subordinated Notes
09/01/14	6.625%	9,500,000	9,606,875
Petrohawk Energy Corp.
08/01/14	10.500%	5,111,000	5,673,210
Woodside Finance Ltd.(a)(b)(c)
11/10/14	4.500%	23,225,000	24,446,102

Total			121,752,813
Integrated Energy 1.1%
Marathon Petroleum Corp. Senior Unsecured
03/01/16	3.500%	29,750,000	30,282,287
Life Insurance 3.1%
Metropolitan Life Global Funding I(a)(c) Secured
06/14/18	3.650%	28,470,000	29,291,899
Metropolitan Life Global Funding I(c) Senior Secured
09/29/15	2.500%	1,500,000	1,508,618
Prudential Financial, Inc. Senior Unsecured
01/14/15	3.875%	25,562,000	26,476,199
09/17/15	4.750%	9,024,000	9,528,387
Prudential Financial, Inc.(a) Senior Unsecured
12/01/17	6.000%	14,540,000	16,170,879

Total			82,975,982
Media Cable 4.5%
CSC Holdings LLC Senior Unsecured(a)
04/15/14	8.500%	3,000,000	3,318,750
Charter Communications Operating LLC/Capital Secured(c)
04/30/12	8.000%	10,000,000	10,200,000
Media Cable (cont.)
DIRECTV Holdings LLC/Financing Co., Inc.
02/15/16	3.125%	$16,060,000	$16,268,684
03/01/16	3.500%	6,340,000	6,536,058
DISH DBS Corp.(a)
10/01/14	6.625%	5,790,000	6,180,825
02/01/16	7.125%	6,076,000	6,546,890
Scripps Networks Interactive, Inc. Senior Unsecured
12/15/16	2.700%	3,500,000	3,501,859
Time Warner Cable, Inc.(a)
05/01/17	5.850%	52,695,000	60,010,541
Videotron Ltee(a)(b)
01/15/14	6.875%	7,767,000	7,786,417

Total			120,350,024
Media Non-Cable 8.1%
BSKYB Finance UK PLC(b)(c)
10/15/15	5.625%	34,780,000	38,999,370
British Sky Broadcasting Group PLC(b)(c)
02/15/18	6.100%	12,800,000	14,338,010
NBCUniversal Media LLC Senior Unsecured
04/01/16	2.875%	52,597,000	53,623,325
News America, Inc.
12/15/14	5.300%	3,730,000	4,062,418
RR Donnelley & Sons Co. Senior Unsecured
04/01/14	4.950%	9,060,000	8,856,150
RR Donnelley & Sons Co.(a) Senior Unsecured
05/15/15	5.500%	17,543,000	16,972,852
Reed Elsevier Capital, Inc.
01/15/14	7.750%	10,202,000	11,382,575
TCM Sub LLC(c)
01/15/15	3.550%	46,700,000	49,142,535
Thomson Reuters Corp.(a)(b)
07/15/18	6.500%	17,050,000	20,427,537

Total			217,804,772
Metals 2.1%
ArcelorMittal Senior Unsecured(a)(b)
03/01/16	3.750%	45,630,000	43,316,012
FMG Resources August 2006 Proprietary Ltd.(a)(b)(c)
11/01/15	7.000%	3,750,000	3,787,500
United States Steel Corp. Senior Unsecured(a)
06/01/13	5.650%	7,976,000	8,165,430

Total			55,268,942
Non-Captive Diversified 1.6%
General Electric Capital Corp. Senior Unsecured(a)
10/17/16	3.350%	41,535,000	43,254,508
Oil Field Services —%
Weatherford International Ltd.(b)
02/15/16	5.500%	1,000,000	1,099,784
Property & Casualty 0.6%
Liberty Mutual Group, Inc. Senior Unsecured(c)
03/15/14	5.750%	16,017,000	16,702,480

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	139

Portfolio of Investments (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Railroads 0.5%
CSX Corp. Senior Unsecured(a)
03/15/18	6.250%	$11,183,000	$13,312,322
Refining 0.8%
Valero Energy Corp.(a)
02/01/15	4.500%	18,770,000	20,082,380
Retailers 3.1%
Best Buy Co., Inc. Senior Unsecured(a)
03/15/16	3.750%	36,795,000	36,248,373
CVS Caremark Corp. Senior Unsecured
06/01/17	5.750%	39,825,000	46,469,483

Total			82,717,856
Supermarkets 1.3%
Kroger Co. (The)
10/01/15	3.900%	16,626,000	17,872,285
Safeway, Inc. Senior Unsecured
12/01/16	3.400%	15,215,000	15,604,002

Total			33,476,287
Technology 0.4%
Hewlett-Packard Co. Senior Unsecured
12/09/16	3.300%	11,070,000	11,303,621
Transportation Services 1.2%
ERAC U.S.A. Finance LLC (c)
10/15/17	6.375%	28,925,000	33,242,158
Wireless 1.2%
Nextel Communications, Inc.(a)
03/15/14	5.950%	3,759,000	3,627,435
Rogers Communications, Inc.(a)(b)
08/15/18	6.800%	22,605,000	27,532,095

Total			31,159,530
Wirelines 8.9%
AT&T, Inc. Senior Unsecured
08/15/16	2.400%	11,285,000	11,513,939
AT&T, Inc.(a) Senior Unsecured
08/15/15	2.500%	26,895,000	27,852,938
Deutsche Telekom International Finance BV(a)(b)(c)
04/11/16	3.125%	23,215,000	23,387,348
Embarq Corp. Senior Unsecured
06/01/16	7.082%	57,480,000	62,305,216
Frontier Communications Corp. Senior Unsecured(a)
01/15/13	6.250%	9,353,000	9,540,060
Telecom Italia Capital SA(b)
10/01/15	5.250%	21,415,000	19,644,622
Telefonica Emisiones SAU(a)(b)
01/15/15	4.949%	19,375,000	19,273,088
02/16/16	3.992%	9,930,000	9,547,705
Verizon Communications, Inc. Senior Unsecured
11/01/16	2.000%	41,005,000	41,121,167
Wirelines (cont.)
Windstream Corp.(a)
08/01/13	8.125%	$13,625,000	$14,578,750

Total			238,764,833
Total Corporate Bonds & Notes
(Cost: $2,560,572,630)			$2,592,808,186

U.S. Treasury Obligations 0.4%
U.S. Treasury(a)
09/30/16	1.000%	$6,065,000	$6,127,542
10/31/16	1.000%	4,860,000	4,907,084
Total U.S. Treasury Obligations
(Cost: $10,932,787)			$11,034,626
		Shares	Value
Money Market Funds 1.7%
Columbia Short-Term Cash
Fund, 0.141%(d)(e)		46,675,192	$46,675,192
Total Money Market Funds
(Cost: $46,675,192)			$46,675,192

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 9.9%
Asset-Backed Commercial Paper 2.3%
Amsterdam Funding Corp.
01/03/12	0.320%	$4,998,489	$4,998,489
Atlantis One
01/05/12	0.300%	2,999,225	2,999,225
02/01/12	0.370%	4,997,842	4,997,842
Cancara Asset Securitisation LLC
01/03/12	0.320%	9,996,889	9,996,889
01/23/12	0.320%	4,998,444	4,998,444
Gemini Securitization Corporation (FKA Twin Towers)
01/09/12	0.380%	3,998,607	3,998,607
Grampian Funding LLC
01/18/12	0.310%	9,997,330	9,997,330
Kells Funding, LLC
01/03/12	0.380%	4,998,205	4,998,205
Regency Markets No. 1 LLC
01/18/12	0.250%	9,997,917	9,997,917
Rheingold Securitization
01/10/12	0.730%	4,997,060	4,997,060

Total			61,980,008
Certificates of Deposit 3.2%
Bank of Nova Scotia
05/03/12	0.401%	4,000,000	4,000,000
Credit Suisse
02/24/12	0.500%	5,000,000	5,000,000
03/08/12	0.540%	5,000,000	5,000,000
03/20/12	0.590%	2,000,000	2,000,000
Development Bank of Singapore Ltd.
01/03/12	0.295%	10,000,000	10,000,000
DnB NOR ASA
03/01/12	0.450%	10,000,000	10,000,000
Nordea Bank AB
03/13/12	0.520%	10,000,000	10,000,000
Certificates of Deposit (cont.)
Rabobank
01/20/12	0.331%	$6,000,000	$6,000,000
03/16/12	0.530%	5,991,972	5,991,972
Standard Chartered Bank PLC
03/30/12	0.625%	7,987,381	7,987,381
State Development Bank of NorthRhine-Westphalia
01/09/12	0.280%	5,000,000	5,000,000
Svenska Handelsbanken
03/01/12	0.460%	10,000,000	10,000,000
Union Bank of Switzerland
01/13/12	0.440%	5,000,000	5,000,000

Total			85,979,353
Commercial Paper 2.3%
Australia and New Zealand Bank Group, Ltd.
04/25/12	0.461%	9,976,617	9,976,617
HSBC Bank PLC
04/13/12	0.481%	7,980,480	7,980,480
Skandinaviska Enskilda Banken AB
01/12/12	0.245%	9,997,958	9,997,958
Suncorp Metway Ltd.
01/18/12	0.450%	4,996,062	4,996,062
02/01/12	0.500%	4,995,486	4,995,486
02/09/12	0.500%	4,995,556	4,995,556
The Commonwealth Bank of Australia
04/23/12	0.451%	4,988,438	4,988,438
Toyota Motor Credit Corp.
04/26/12	0.562%	6,979,964	6,979,964
Westpac Securities NZ Ltd.
04/20/12	0.531%	6,981,141	6,981,141

Total			61,891,702
Other Short-Term Obligations 0.6%
Natixis Financial Products LLC
01/03/12	0.390%	2,000,000	2,000,000
The Goldman Sachs Group, Inc.
01/13/12	0.550%	10,000,000	10,000,000
02/16/12	0.650%	3,000,000	3,000,000

Total			15,000,000
Repurchase Agreements 1.5%
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $10,000,156,(f)
	0.140%	10,000,000	10,000,000
Royal Bank of Canada dated 12/30/11, matures 01/03/12 repurchase price $30,970,643,(f)
	0.040%	30,970,506	30,970,506

Total			40,970,506
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $265,821,569)			$265,821,569
Total Investments
(Cost: $2,884,002,178)			$2,916,339,573
Other Assets & Liabilities, Net			(230,837,557)
Net Assets			$2,685,502,016

The accompanying Notes to Financial Statements are an integral part of this statement.

140	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Limited Duration Credit Fund

Investments in Derivatives

At December 31, 2011, $8,450,200 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at December 31, 2011

	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation

Contract Description
U.S. Treasury Note, 2-year	(1,156)	$(254,952,193)	April 2012	$—	$(55,927)
U.S. Treasury Note, 5-year	(7,106)	(875,869,998)	April 2012	—	(3,847,966)
U.S. Treasury Note, 10-year	(923)	(121,028,375)	March 2012	—	(888,333)
Total				$—	$(4,792,226)

Notes to Portfolio of Investments

(a)	At December 31, 2011, security was partially or fully on loan.

(b)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $385,249,144 or 14.35% of net assets.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $420,702,308 or 15.67% of net assets.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$44,122,639	$956,245,961	$(953,693,408)	$—	$46,675,192	$90,185	$46,675,192

(f)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$2,593,413
Fannie Mae REMICS	945,601
Fannie Mae Whole Loan	3,125
Fannie Mae-Aces	11,475
Federal Farm Credit Bank	88,075
Federal Home Loan Banks	99,335
Federal Home Loan Mortgage Corp	79,092
Federal National Mortgage Association	164,094
Freddie Mac Gold Pool	1,114,165
Freddie Mac Non Gold Pool	334,161
Freddie Mac Reference REMIC	27
Freddie Mac REMICS	754,297
Ginnie Mae I Pool	1,297,603
Ginnie Mae II Pool	1,738,407
Government National Mortgage Association	426,631
United States Treasury Bill	16,061
United States Treasury Note/Bond	521,403
United States Treasury Strip Coupon	13,035
Total Market Value of Collateral Securities	$10,200,000

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	141

Portfolio of Investments (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

Notes to Portfolio of Investments (continued)

Royal Bank of Canada (0.040%)

Security Description	Value
Fannie Mae Pool	$27,930,122
Fannie Mae REMICS	61,717
Freddie Mac Gold Pool	1,778,236
Freddie Mac Non Gold Pool	1,819,841
Total Market Value of Collateral Securities	$31,589,916

The accompanying Notes to Financial Statements are an integral part of this statement.

142	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Columbia Variable Portfolio – Limited Duration Credit Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	143

Portfolio of Investments (continued)

Columbia Variable Portfolio – Limited Duration Credit Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Bonds
Corporate Bonds & Notes	$—	$2,592,808,186	$—	$2,592,808,186
U.S. Treasury Obligations	11,034,626	—	—	11,034,626
Total Bonds	11,034,626	2,592,808,186	—	2,603,842,812
Other
Money Market Funds	46,675,192	—	—	46,675,192
Investments of Cash Collateral Received for Securities on Loan	—	265,821,569	—	265,821,569
Total Other	46,675,192	265,821,569	—	312,496,761
Investments in Securities	57,709,818	2,858,629,755	—	2,916,339,573
Derivatives(c)
Liabilities
Futures Contracts	(4,792,226)	—	—	(4,792,226)
Total	$52,917,592	$2,858,629,755	$—	$2,911,547,347

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Futures contracts are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

144	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Variable Portfolio – American Century Diversified Bond Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes 30.6%
Aerospace & Defense 0.3%
L-3 Communications Corp.
07/15/20	4.750%	$1,040,000	$1,027,572
Lockheed Martin Corp. Senior Unsecured
11/15/19	4.250%	3,430,000	3,648,337
09/15/41	4.850%	1,200,000	1,216,220
Northrop Grumman Corp. Senior Unsecured(a)
08/01/14	3.700%	500,000	528,174
Raytheon Co. Senior Unsecured
02/15/20	4.400%	1,200,000	1,318,076

Total			7,738,379
Agencies 1.2%
Ally Financial, Inc. FDIC Government Guaranty
10/30/12	1.750%	10,000,000	10,128,980
General Electric Capital Corp. FDIC Government Guaranty
12/28/12	2.625%	10,000,000	10,235,015
JPMorgan Chase & Co. FDIC Government Guaranty
06/15/12	2.200%	7,000,000	7,066,276
KeyBank NA FDIC Government Guaranty(a)
06/15/12	3.200%	7,500,000	7,603,665

Total			35,033,936
Automotive 0.3%
American Honda Finance Corp. Senior Unsecured(b)
09/21/15	2.500%	2,500,000	2,543,770
Daimler Finance North America LLC(b)
09/15/16	2.625%	2,480,000	2,465,507
Nissan Motor Acceptance Corp. Senior Unsecured(a)(b)
01/30/13	3.250%	1,000,000	1,012,895

Total			6,022,172
Banking 6.4%
American Express Centurion Bank
09/13/17	6.000%	3,000,000	3,392,424
American Express Credit Corp. Senior Unsecured
09/15/15	2.750%	2,730,000	2,744,480
American Express Credit Corp.(a) Senior Unsecured
09/19/16	2.800%	1,480,000	1,487,252
BB&T Corp. Senior Unsecured
04/30/14	5.700%	722,000	789,858
03/15/16	3.200%	1,910,000	1,991,043
BNP Paribas SA Bank Guaranteed(a)(c)
02/23/16	3.600%	690,000	647,201
Bank of America Corp. Senior Unsecured
05/01/13	4.900%	1,960,000	1,961,586
04/01/15	4.500%	2,330,000	2,248,417
Corporate Bonds & Notes (continued)
Banking (cont.)
08/01/16	6.500%	$5,500,000	$5,538,885
07/01/20	5.625%	2,670,000	2,466,175
Bank of America NA Subordinated Notes
03/15/17	5.300%	2,000,000	1,803,822
Barclays Bank PLC Senior Unsecured(c)
09/22/16	5.000%	1,500,000	1,553,496
Capital One Bank USA NA Subordinated Notes
07/15/19	8.800%	1,000,000	1,143,990
Capital One Financial Corp. Senior Unsecured
07/15/21	4.750%	970,000	998,240
Citigroup, Inc. Senior Unsecured
12/13/13	6.000%	2,670,000	2,762,807
01/15/15	6.010%	6,110,000	6,383,148
05/19/15	4.750%	2,000,000	2,025,518
05/15/18	6.125%	5,930,000	6,311,637
01/14/22	4.500%	1,280,000	1,226,378
07/15/39	8.125%	380,000	465,246
Credit Suisse Senior Unsecured
05/01/14	5.500%	1,560,000	1,621,495
Subordinated Notes
02/15/18	6.000%	1,170,000	1,154,976
Credit Suisse(a) Senior Unsecured
03/23/15	3.500%	3,000,000	2,969,442
Deutsche Bank AG Senior Unsecured(a)(c)
08/18/14	3.875%	2,000,000	2,034,550
Fifth Third Bancorp Senior Unsecured(a)
05/01/13	6.250%	1,780,000	1,871,143
Fifth Third Capital Trust IV(d)
04/15/67	6.500%	1,030,000	1,009,400
Goldman Sachs Group, Inc. (The) Senior Notes
02/01/41	6.250%	960,000	941,788
Senior Unsecured
01/15/15	5.125%	3,950,000	4,037,334
02/15/19	7.500%	2,880,000	3,199,889
03/15/20	5.375%	4,300,000	4,244,203
Goldman Sachs Group, Inc. (The)(a) Senior Unsecured
08/01/15	3.700%	1,570,000	1,538,135
02/07/16	3.625%	2,650,000	2,560,491
HSBC Bank PLC Senior Notes(b)(c)
06/28/15	3.500%	1,660,000	1,675,918
HSBC Holdings PLC(c) Senior Unsecured
04/05/21	5.100%	1,170,000	1,243,234
Subordinated Notes
06/01/38	6.800%	750,000	776,809
Banking (cont.)
Huntington Bancshares, Inc. Subordinated Notes
12/15/20	7.000%	$360,000	$408,000
JPMorgan Chase & Co. Senior Unsecured
03/01/16	3.450%	2,230,000	2,265,575
10/02/17	6.400%	900,000	1,005,506
01/15/18	6.000%	2,875,000	3,207,577
03/25/20	4.950%	2,900,000	3,082,320
JPMorgan Chase & Co.(a) Senior Unsecured
07/05/16	3.150%	6,000,000	6,028,080
JPMorgan Chase Bank NA Subordinated Notes
06/13/16	5.875%	3,270,000	3,539,556
JPMorgan Chase Capital XXV
10/01/37	6.800%	1,060,000	1,063,975
Morgan Stanley
Senior Unsecured
04/28/15	6.000%	2,800,000	2,804,872
04/01/18	6.625%	2,930,000	2,893,208
09/23/19	5.625%	2,150,000	1,981,257
07/24/20	5.500%	1,980,000	1,800,275
01/25/21	5.750%	2,380,000	2,220,078
Morgan Stanley(a)
Senior Unsecured
11/20/14	4.200%	1,500,000	1,446,661
National Australia Bank Ltd. Senior Unsecured(b)(c)
09/28/15	2.750%	900,000	894,037
Northern Trust Co. (The) Subordinated Notes
08/15/18	6.500%	1,090,000	1,300,331
PNC Bank NA Subordinated Notes
12/07/17	6.000%	2,200,000	2,443,709
PNC Funding Corp.
Bank Guaranteed
02/08/15	3.625%	660,000	693,277
09/21/15	4.250%	500,000	536,015
Royal Bank of Canada Senior Notes(a)(c)
07/20/16	2.300%	1,450,000	1,473,989
Royal Bank of Scotland PLC (The)(c)
Bank Guaranteed
09/21/15	3.950%	2,370,000	2,209,333
03/16/16	4.375%	3,890,000	3,711,033
SunTrust Banks, Inc. Senior Unsecured
04/15/16	3.600%	300,000	305,501
Toronto-Dominion Bank (The)(a)(c)
Senior Unsecured
07/14/16	2.500%	1,000,000	1,019,882
10/19/16	2.375%	1,800,000	1,831,662
U.S. Bancorp
02/01/16	3.442%	1,190,000	1,229,047
Senior Unsecured
06/14/13	2.000%	670,000	680,594

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	145

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Banking (cont.)
UBS AG
Senior Unsecured
08/12/13	2.250%	$500,000	$495,543
12/20/17	5.875%	4,140,000	4,309,943
Wells Fargo & Co.
Senior Unsecured
06/15/16	3.676%	1,430,000	1,494,347
Wells Fargo & Co.(a)
Senior Unsecured
12/11/17	5.625%	560,000	638,136
04/01/21	4.600%	1,350,000	1,480,521
Wells Fargo Bank Subordinated Notes
02/09/15	4.750%	1,084,000	1,130,925
Westpac Banking Corp. Senior Unsecured(c)
08/04/15	3.000%	1,050,000	1,062,182

Total			141,507,357
Brokerage 0.1%
Jefferies Group, Inc. Senior Unsecured(a)
04/13/18	5.125%	1,850,000	1,628,000
Chemicals 0.4%
CF Industries, Inc.
05/01/18	6.875%	2,000,000	2,290,000
CF Industries, Inc.(a)
05/01/20	7.125%	1,040,000	1,227,200
Dow Chemical Co. (The)
Senior Unsecured
02/15/15	5.900%	2,760,000	3,071,110
02/15/16	2.500%	1,150,000	1,155,004
Ecolab Inc. Senior Unsecured
12/08/16	3.000%	1,120,000	1,158,539
12/08/21	4.350%	1,280,000	1,366,898

Total			10,268,751
Construction Machinery 0.2%
Deere & Co. Senior Unsecured
10/16/29	5.375%	1,450,000	1,822,170
John Deere Capital Corp.
Senior Unsecured
06/17/13	1.875%	1,000,000	1,018,107
10/15/21	3.150%	940,000	958,009

Total			3,798,286
Consumer Cyclical Services 0.1%
Corrections Corp. of America(a)
06/01/17	7.750%	2,950,000	3,200,750
Consumer Products 0.2%
Jarden Corp.(a)
05/01/16	8.000%	2,350,000	2,538,000
Procter & Gamble Co. (The) Senior Unsecured(a)
08/15/16	1.450%	2,000,000	2,023,450

Total			4,561,450

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Diversified Manufacturing 0.4%
General Electric Co.
Senior Unsecured
02/01/13	5.000%	$3,000,000	$3,142,500
12/06/17	5.250%	2,300,000	2,639,853
United Technologies Corp.
Senior Unsecured
02/01/19	6.125%	1,250,000	1,544,604
04/15/40	5.700%	1,680,000	2,074,084

Total			9,401,041
Electric 1.5%
AES Corp. (The) Senior Unsecured(a)
10/15/17	8.000%	2,800,000	3,080,000
CMS Energy Corp. Senior Unsecured
06/15/19	8.750%	3,550,000	4,206,750
Cleveland Electric Illuminating Co. (The) Senior Unsecured
04/01/17	5.700%	571,000	628,123
Consolidated Edison Co. of New York, Inc. Senior Unsecured
07/01/12	5.625%	1,700,000	1,739,732
DPL, Inc. Senior Unsecured(a)(b)
10/15/16	6.500%	1,000,000	1,065,000
Dominion Resources, Inc.
Senior Unsecured
06/15/18	6.400%	1,880,000	2,268,902
08/01/41	4.900%	3,050,000	3,290,438
Duke Energy Carolinas LLC
11/15/18	7.000%	700,000	901,450
Duke Energy Corp.
Senior Unsecured
09/15/14	3.950%	3,000,000	3,200,760
09/15/21	3.550%	930,000	951,213
Edison International Senior Unsecured
09/15/17	3.750%	1,200,000	1,234,840
Exelon Generation Co. LLC Senior Unsecured(a)
10/01/19	5.200%	1,370,000	1,504,935
FirstEnergy Solutions Corp.
08/15/21	6.050%	2,710,000	3,007,273
Florida Power Corp. 1st Mortgage
09/15/37	6.350%	1,000,000	1,342,843
Ipalco Enterprises, Inc. Senior Secured
05/01/18	5.000%	1,030,000	1,009,400
Niagara Mohawk Power Corp. Senior Unsecured(b)
08/15/19	4.881%	700,000	782,795
PacifiCorp 1st Mortgage
01/15/39	6.000%	1,000,000	1,276,964
Pacific Gas & Electric Co. Senior Unsecured
03/01/37	5.800%	990,000	1,205,743
Public Service Co. of Colorado 1st Mortgage
08/15/41	4.750%	480,000	552,227

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Electric (cont.)
Southern Power Co. Senior Unsecured
09/15/41	5.150%	$500,000	$530,473
Xcel Energy, Inc. Senior Unsecured
09/15/41	4.800%	540,000	588,455

Total			34,368,316
Entertainment 0.5%
Time Warner, Inc.
07/15/15	3.150%	1,530,000	1,594,254
03/15/20	4.875%	2,000,000	2,167,258
05/01/32	7.700%	1,500,000	1,957,027
Time Warner, Inc.(a)
07/15/40	6.100%	1,060,000	1,242,675
Viacom, Inc.
Senior Unsecured
09/15/14	4.375%	1,560,000	1,671,148
12/15/21	3.875%	980,000	1,000,452
Viacom, Inc.(a)
Senior Unsecured
03/01/21	4.500%	2,670,000	2,819,013

Total			12,451,827
Environmental 0.4%
Republic Services, Inc.
09/15/19	5.500%	1,900,000	2,168,806
05/15/41	5.700%	700,000	802,971
Republic Services, Inc.(a)
03/01/20	5.000%	2,000,000	2,245,468
Waste Management, Inc.
09/01/16	2.600%	2,580,000	2,618,767
Waste Management, Inc.(a)
06/30/20	4.750%	2,000,000	2,194,080

Total			10,030,092
Food and Beverage 1.4%
Anheuser-Busch InBev Worldwide, Inc.(c)
11/15/14	5.375%	400,000	444,451
01/15/19	7.750%	6,200,000	8,029,986
Coca-Cola Co. (The) Senior Unsecured(a)
09/01/16	1.800%	1,970,000	2,003,790
Dr. Pepper Snapple Group, Inc.
01/15/16	2.900%	800,000	829,698
11/15/21	3.200%	1,330,000	1,349,511
General Mills, Inc. Senior Unsecured
08/15/13	5.250%	3,000,000	3,206,034
Kellogg Co. Senior Unsecured
05/30/16	4.450%	1,000,000	1,110,037
Kraft Foods, Inc.
Senior Unsecured
02/01/18	6.125%	1,142,000	1,338,609
02/10/20	5.375%	5,400,000	6,230,795
Mead Johnson Nutrition Co.
Senior Unsecured
11/01/14	3.500%	1,500,000	1,567,220
11/01/39	5.900%	1,000,000	1,168,885
PepsiCo, Inc.
Senior Unsecured
11/01/40	4.875%	450,000	520,034

The accompanying Notes to Financial Statements are an integral part of this statement.

146	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – American Century Diversified Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Food and Beverage (cont.)
PepsiCo, Inc.(a)
Senior Unsecured
08/25/21	3.000%	$1,680,000	$1,733,617
Pernod-Ricard SA Senior Unsecured(b)(c)
01/15/22	4.450%	540,000	565,696
SABMiller PLC Senior Unsecured(b)(c)
08/15/13	5.500%	830,000	884,779
Tyson Foods, Inc.(a)
04/01/16	6.850%	1,000,000	1,097,500

Total			32,080,642
Gaming —%
International Game Technology Senior Unsecured
06/15/20	5.500%	1,000,000	1,042,964
Gas Distributors 0.2%
San Diego Gas & Electric Co. 1st Mortgage(a)
08/15/21	3.000%	2,050,000	2,108,222
Sempra Energy
Senior Unsecured
06/01/16	6.500%	1,675,000	1,953,888
02/15/19	9.800%	1,000,000	1,350,544

Total			5,412,654
Gas Pipelines 1.2%
CenterPoint Energy Resources Corp. Senior Unsecured
02/01/37	6.250%	305,000	365,850
El Paso Corp. Senior Unsecured
06/01/18	7.250%	2,800,000	3,066,000
El Paso Pipeline Partners Operating Co. LLC
04/01/20	6.500%	1,640,000	1,807,487
Enbridge Energy Partners LP
Senior Unsecured
03/15/20	5.200%	2,000,000	2,221,850
Enbridge Energy Partners LP(a)
Senior Unsecured
09/15/40	5.500%	1,200,000	1,337,289
Enterprise Products Operating LLC
06/01/15	3.700%	1,000,000	1,048,376
02/01/41	5.950%	1,190,000	1,333,816
Enterprise Products Operating LLC(a)
09/01/20	5.200%	2,550,000	2,822,478
Kinder Morgan Energy Partners LP
Senior Unsecured
02/15/20	6.850%	2,000,000	2,351,648
09/15/20	5.300%	900,000	980,140
09/01/39	6.500%	1,650,000	1,833,967
Magellan Midstream Partners LP Senior Unsecured
07/15/19	6.550%	1,480,000	1,750,455
Nisource Finance Corp.(a)
12/01/21	4.450%	760,000	776,585
Plains All American Pipeline LP/Finance Corp.
09/15/15	3.950%	1,280,000	1,355,441
Plains All American Pipeline LP/Finance Corp.(a)
05/01/19	8.750%	2,000,000	2,554,988

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Gas Pipelines (cont.)
Williams Partners LP
Senior Unsecured
02/15/15	3.800%	$250,000	$262,448
Williams Partners LP(a)
Senior Unsecured
11/15/20	4.125%	1,570,000	1,611,249

Total			27,480,067
Health Care 0.8%
Boston Scientific Corp. Senior Unsecured
01/15/15	4.500%	1,000,000	1,049,413
Covidien International Finance SA(c)
06/15/13	1.875%	2,000,000	2,018,592
Express Scripts, Inc.
06/15/19	7.250%	3,493,000	4,137,415
Gilead Sciences, Inc. Senior Unsecured(a)
12/01/21	4.400%	2,620,000	2,773,773
HCA, Inc. Senior Secured
02/15/20	7.875%	3,500,000	3,780,000
Medco Health Solutions, Inc.
Senior Unsecured
08/15/13	7.250%	2,269,000	2,451,478
Medco Health Solutions, Inc.(a)
Senior Unsecured
09/15/20	4.125%	1,040,000	1,036,337
Universal Health Services, Inc. Senior Secured(a)
06/30/16	7.125%	1,860,000	2,022,750

Total			19,269,758
Healthcare Insurance —%
WellPoint, Inc. Senior Unsecured
08/15/40	5.800%	500,000	593,649
Home Construction 0.1%
Toll Brothers Finance Corp.
11/15/12	6.875%	450,000	461,365
11/01/19	6.750%	675,000	709,912

Total			1,171,277
Independent Energy 0.9%
Anadarko Petroleum Corp.
Senior Unsecured
09/15/16	5.950%	2,800,000	3,173,940
Anadarko Petroleum Corp.(a)
Senior Unsecured
09/15/36	6.450%	1,000,000	1,140,101
Chesapeake Energy Corp.
07/15/13	7.625%	970,000	1,025,775
Devon Energy Corp. Senior Unsecured(a)
07/15/41	5.600%	1,580,000	1,899,678
EOG Resources, Inc. Senior Unsecured
06/01/19	5.625%	750,000	886,280
Newfield Exploration Co.(a)
Senior Subordinated Notes
02/01/20	6.875%	2,510,000	2,685,700

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Independent Energy (cont.)
Senior Unsecured
01/30/22	5.750%	$1,000,000	$1,080,000
Nexen, Inc.(c)
Senior Unsecured
07/30/19	6.200%	1,840,000	2,138,275
03/10/35	5.875%	594,000	606,146
Noble Energy, Inc. Senior Unsecured
12/15/21	4.150%	1,550,000	1,603,464
Occidental Petroleum Corp. Senior Unsecured
02/15/17	1.750%	890,000	901,436
Talisman Energy, Inc.(c)
Senior Unsecured
06/01/19	7.750%	2,600,000	3,205,959
02/01/21	3.750%	1,040,000	1,022,449

Total			21,369,203
Integrated Energy 0.8%
BP Capital Markets PLC(c)
03/11/16	3.200%	1,230,000	1,289,067
10/01/20	4.500%	1,000,000	1,101,371
Cenovus Energy, Inc. Senior Unsecured(c)
09/15/14	4.500%	1,000,000	1,077,282
ConocoPhillips Holding Co. Senior Unsecured
04/15/29	6.950%	1,330,000	1,813,184
ConocoPhillips
02/01/19	5.750%	4,000,000	4,819,996
Hess Corp. Senior Unsecured
01/15/40	6.000%	940,000	1,112,151
Marathon Petroleum Corp.
Senior Unsecured
03/01/16	3.500%	1,000,000	1,017,892
Marathon Petroleum Corp.(a) Senior Unsecured
03/01/21	5.125%	1,620,000	1,692,367
Shell International Finance BV(a)(c)
09/22/15	3.250%	1,225,000	1,317,949
Suncor Energy, Inc.(c) Senior Unsecured
06/01/18	6.100%	1,753,000	2,075,138
06/01/39	6.850%	730,000	921,313

Total			18,237,710
Life Insurance 0.6%
Hartford Financial Services Group, Inc. Senior Unsecured
03/30/15	4.000%	1,510,000	1,517,313
03/15/18	6.300%	1,130,000	1,189,957
Lincoln National Corp. Senior Unsecured(a)
02/15/20	6.250%	2,040,000	2,197,949
MetLife, Inc.(a) Senior Unsecured
06/01/16	6.750%	3,000,000	3,456,114
06/15/35	5.700%	730,000	814,786

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	147

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Life Insurance (cont.)
Prudential Financial, Inc. Senior Unsecured
09/17/12	3.625%	$750,000	$761,626
06/15/19	7.375%	1,730,000	2,044,962
05/12/41	5.625%	730,000	717,686
Prudential Financial, Inc.(a) Senior Unsecured
06/21/20	5.375%	1,270,000	1,359,193
12/14/36	5.700%	510,000	506,356

Total			14,565,942
Lodging 0.1%
Wyndham Worldwide Corp. Senior Unsecured
12/01/16	6.000%	1,510,000	1,628,384
Media Cable 1.3%
Comcast Corp.
03/15/16	5.900%	2,500,000	2,861,480
11/15/35	6.500%	2,120,000	2,555,416
05/15/38	6.400%	1,800,000	2,154,923
DIRECTV Holdings LLC/Financing Co., Inc.
10/01/14	4.750%	1,500,000	1,620,248
03/01/21	5.000%	3,000,000	3,210,657
DIRECTV Holdings LLC/Financing Co., Inc.(a)
03/15/15	3.550%	4,700,000	4,892,089
DISH DBS Corp.
02/01/16	7.125%	820,000	883,550
06/01/21	6.750%	1,750,000	1,885,625
DISH DBS Corp.(a)
10/01/13	7.000%	650,000	693,875
Time Warner Cable, Inc.
07/01/18	6.750%	4,200,000	4,988,403
Virgin Media Secured Finance PLC(c) Senior Secured
01/15/18	6.500%	3,580,000	3,803,750
01/15/21	5.250%	950,000	1,006,505

Total			30,556,521
Media Non-Cable 0.9%
British Sky Broadcasting Group PLC(b)(c)
02/15/18	6.100%	430,000	481,668
CBS Corp.(a)
02/15/21	4.300%	1,360,000	1,413,560
Discovery Communications LLC
08/15/19	5.625%	1,200,000	1,365,402
Discovery Communications LLC(a)
06/15/21	4.375%	2,010,000	2,121,740
Interpublic Group of Companies, Inc. (The) Senior Unsecured(a)
07/15/17	10.000%	1,500,000	1,713,750
Lamar Media Corp.(a)
04/01/14	9.750%	1,500,000	1,680,000
NBCUniversal Media LLC Senior Unsecured
04/30/20	5.150%	4,020,000	4,475,767
NBCUniversal Media LLC(a) Senior Unsecured
04/01/21	4.375%	2,420,000	2,553,937
News America, Inc.
08/15/39	6.900%	1,590,000	1,837,980
News America, Inc. (a)
02/15/21	4.500%	1,950,000	2,044,593

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Media Non-Cable (cont.)
Omnicom Group, Inc. Senior Unsecured
08/15/20	4.450%	$1,990,000	$2,051,266

Total			21,739,663
Metals 0.9%
Anglo American Capital PLC(b)(c)
04/08/19	9.375%	1,000,000	1,272,422
AngloGold Ashanti Holdings PLC(c)
04/15/20	5.375%	1,755,000	1,743,514
ArcelorMittal(a)(c) Senior Unsecured
08/05/20	5.250%	1,345,000	1,221,343
ArcelorMittal(c) Senior Unsecured
06/01/19	9.850%	1,480,000	1,646,080
Barrick North America Finance LLC
05/30/21	4.400%	1,450,000	1,570,344
Freeport-McMoRan Copper & Gold, Inc. Senior Unsecured
04/01/17	8.375%	1,500,000	1,593,750
Newmont Mining Corp.
10/01/39	6.250%	1,060,000	1,255,053
Peabody Energy Corp.(a)
11/01/16	7.375%	630,000	693,000
09/15/20	6.500%	1,000,000	1,050,000
Rio Tinto Finance U.S.A. Ltd.(c)
09/20/21	3.750%	1,710,000	1,791,844
Rio Tinto Finance USA Ltd.(a)(c)
11/02/20	3.500%	680,000	695,031
Teck Resources Ltd.(a)(c)
01/15/17	3.150%	1,000,000	1,021,596
Vale Overseas Ltd.(a)(c)
09/15/19	5.625%	3,240,000	3,569,187
09/15/20	4.625%	1,400,000	1,448,101

Total			20,571,265
Non-Captive Consumer 0.4%
American International Group, Inc. Senior Unsecured
01/16/18	5.850%	4,410,000	4,313,046
08/15/18	8.250%	1,650,000	1,746,526
HSBC Finance Corp. Senior Unsecured(a)
07/15/13	4.750%	600,000	612,686
SLM Corp. Senior Notes
01/25/16	6.250%	1,110,000	1,079,452
Senior Unsecured
10/01/13	5.000%	1,750,000	1,750,000

Total			9,501,710
Non-Captive Diversified 1.2%
Ford Motor Credit Co. LLC Senior Unsecured
10/01/13	7.000%	450,000	477,149
09/15/15	5.625%	1,340,000	1,386,832
Ford Motor Credit Co. LLC(a) Senior Unsecured
08/02/21	5.875%	3,180,000	3,314,221

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Non-Captive Diversified (cont.)
General Electric Capital Corp. Senior Unsecured
11/14/14	3.750%	$4,000,000	$4,216,272
10/17/16	3.350%	2,750,000	2,863,847
09/15/17	5.625%	2,000,000	2,213,550
08/07/19	6.000%	4,100,000	4,709,375
09/16/20	4.375%	2,820,000	2,881,716
01/14/38	5.875%	900,000	953,628
General Electric Capital Corp.(a) Senior Unsecured
11/09/15	2.250%	2,000,000	2,008,942
Subordinated Notes
02/11/21	5.300%	810,000	859,500
International Lease Finance Corp. Senior Unsecured
05/15/16	5.750%	1,180,000	1,094,500

Total			26,979,532
Oil Field Services 0.2%
Ensco PLC Senior Unsecured(a)(c)
03/15/16	3.250%	1,630,000	1,662,836
Transocean, Inc.(c)
11/15/20	6.500%	900,000	929,693
12/15/21	6.375%	530,000	563,328
Weatherford International Ltd.(a)(c)
03/01/19	9.625%	1,490,000	1,927,005

Total			5,082,862
Other Financial Institutions —%
QBE Capital Funding III Ltd.(b)(c)(d)
05/24/41	7.250%	1,310,000	1,153,505
Packaging 0.1%
Ball Corp.(a)
09/15/20	6.750%	3,010,000	3,273,375
Paper 0.2%
Georgia-Pacific LLC(a)(b)
11/01/20	5.400%	4,000,000	4,430,592
International Paper Co. Senior Unsecured(a)
02/15/22	4.750%	770,000	818,473

Total			5,249,065
Pharmaceuticals 0.7%
Abbott Laboratories Senior Unsecured
05/27/40	5.300%	955,000	1,143,652
Amgen, Inc. Senior Unsecured
06/01/17	5.850%	950,000	1,092,500
Pfizer, Inc. Senior Unsecured
03/15/39	7.200%	1,400,000	2,056,168
Roche Holdings, Inc.(b)
03/01/19	6.000%	5,030,000	6,113,527
03/01/39	7.000%	1,670,000	2,366,285
Watson Pharmaceuticals, Inc. Senior Unsecured
08/15/14	5.000%	2,432,000	2,609,648

Total			15,381,780

The accompanying Notes to Financial Statements are an integral part of this statement.

148	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – American Century Diversified Bond Fund

pIssuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Property & Casualty 0.3%
Allstate Corp. (The) Senior Unsecured(a)
05/16/19	7.450%	$3,000,000	$3,647,502
Berkshire Hathaway Finance Corp.(a)
01/15/21	4.250%	1,195,000	1,302,219
Berkshire Hathaway, Inc. Senior Unsecured(a)
08/15/21	3.750%	540,000	561,085
CNA Financial Corp. Senior Unsecured
08/15/21	5.750%	500,000	510,214
CNA Financial Corp.(a) Senior Unsecured
08/15/20	5.875%	700,000	719,074

Total			6,740,094
Railroads 0.3%
Burlington Northern Santa Fe LLC Senior Unsecured
03/01/41	5.050%	700,000	776,271
Burlington Northern Santa Fe LLC(a) Senior Unsecured
09/01/20	3.600%	1,881,000	1,948,554
CSX Corp. Senior Unsecured
03/15/13	5.750%	1,000,000	1,052,660
06/01/21	4.250%	1,190,000	1,271,358
05/30/42	4.750%	1,280,000	1,320,765
Norfolk Southern Corp. Senior Unsecured
04/01/18	5.750%	1,200,000	1,414,696

Total			7,784,304
REITs 0.9%
Boston Properties LP Senior Unsecured
06/01/15	5.000%	505,000	546,900
DDR Corp. Senior Unsecured
04/15/18	4.750%	3,380,000	3,234,008
DDR Corp.(a) Senior Unsecured
10/15/12	5.375%	730,000	736,809
Digital Realty Trust LP
07/15/15	4.500%	1,000,000	1,019,996
HCP, Inc. Senior Unsecured
02/01/16	3.750%	730,000	742,750
02/01/21	5.375%	975,000	1,022,175
Kimco Realty Corp. Senior Unsecured
10/01/19	6.875%	910,000	1,047,123
ProLogis LP
06/01/13	6.300%	1,100,000	1,145,765
12/01/19	6.625%	400,000	435,388
03/15/20	6.875%	40,000	44,413
Reckson Operating Partnership LP Senior Unsecured
03/31/16	6.000%	670,000	695,153
SL Green Realty Corp./Operating Partnership/Reckson Senior Unsecured
03/15/20	7.750%	1,615,000	1,771,259

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
REITs (cont.)
SL Green Realty Corp./Operating Partnership/Reckson(a) Senior Unsecured
08/15/18	5.000%	$710,000	$685,798
Simon Property Group LP Senior Unsecured(a)
02/01/20	5.650%	1,945,000	2,229,083
UDR, Inc.
06/01/18	4.250%	1,130,000	1,164,833
Ventas Realty LP/Capital Corp.
06/01/21	4.750%	700,000	675,602
Ventas Realty LP/Capital Corp.(a)
11/30/15	3.125%	1,995,000	1,950,897
Vornado Realty LP Senior Unsecured
01/15/22	5.000%	980,000	988,122
WEA Finance LLC(a)(b)
05/10/21	4.625%	1,960,000	1,923,728

Total			22,059,802
Restaurants 0.1%
McDonald’s Corp. Senior Unsecured
03/01/18	5.350%	700,000	836,429
Yum! Brands, Inc. Senior Unsecured
11/01/21	3.750%	590,000	599,378

Total			1,435,807
Retailers 0.9%
CVS Caremark Corp. Senior Unsecured
03/15/19	6.600%	3,500,000	4,266,178
Gap, Inc. (The) Senior Unsecured
04/12/21	5.950%	1,110,000	1,058,719
Home Depot, Inc. (The) Senior Unsecured
04/01/41	5.950%	850,000	1,096,663
Home Depot, Inc. (The)(a) Senior Unsecured
03/01/16	5.400%	1,610,000	1,859,499
Limited Brands, Inc. Senior Unsecured
07/15/17	6.900%	1,400,000	1,508,500
Macy’s Retail Holdings, Inc.
03/15/12	5.350%	1,000,000	1,006,857
Macy’s Retail Holdings, Inc.(a)
12/01/16	5.900%	1,030,000	1,150,996
Wal-Mart Stores, Inc. Senior Unsecured
04/01/40	5.625%	3,500,000	4,433,310
04/15/41	5.625%	1,300,000	1,680,121
Wal-Mart Stores, Inc.(a) Senior Unsecured
10/25/40	5.000%	1,940,000	2,283,256

Total			20,344,099
Supermarkets 0.3%
Delhaize Group SA(c)
06/15/17	6.500%	1,867,000	2,194,328
Kroger Co. (The)
06/15/12	6.200%	1,343,000	1,374,994
08/15/17	6.400%	1,600,000	1,902,920

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Supermarkets (cont.)
Safeway, Inc. Senior Unsecured
12/01/21	4.750%	$1,970,000	$2,017,993

Total			7,490,235
Technology 1.0%
Cisco Systems, Inc. Senior Unsecured(a)
02/15/39	5.900%	830,000	1,039,175
Google, Inc. Senior Unsecured(a)
05/19/16	2.125%	1,500,000	1,559,739
International Business Machines Corp. Senior Unsecured
07/22/16	1.950%	4,350,000	4,476,850
Intuit, Inc. Senior Unsecured
03/15/17	5.750%	2,170,000	2,434,223
Jabil Circuit, Inc.(a) Senior Unsecured
07/15/16	7.750%	1,910,000	2,129,650
12/15/20	5.625%	1,830,000	1,862,025
Oracle Corp.(a) Senior Unsecured
01/15/16	5.250%	1,000,000	1,154,699
07/15/40	5.375%	3,800,000	4,629,453
Xerox Corp. Senior Unsecured
02/15/15	4.250%	2,850,000	3,003,889

Total			22,289,703
Textile 0.1%
Hanesbrands, Inc.(a)
12/15/20	6.375%	1,540,000	1,563,100
Tobacco 0.3%
Altria Group, Inc.
08/06/19	9.250%	1,945,000	2,611,661
02/06/39	10.200%	1,000,000	1,556,120
Philip Morris International, Inc. Senior Unsecured(a)
05/17/21	4.125%	1,870,000	2,053,009

Total			6,220,790
Wireless 0.9%
America Movil SAB de CV(c)
03/30/20	5.000%	2,550,000	2,817,169
American Tower REIT, Inc. Senior Unsecured
04/01/15	4.625%	2,300,000	2,397,318
Cellco Partnership/Verizon Wireless Capital LLC Senior Unsecured
02/01/14	5.550%	2,400,000	2,607,506
11/15/18	8.500%	3,400,000	4,588,980
SBA Telecommunications, Inc.(a)
08/15/19	8.250%	2,000,000	2,175,000
Vodafone Group PLC(c) Senior Unsecured
12/16/13	5.000%	2,800,000	3,004,391
02/27/17	5.625%	2,170,000	2,519,661

Total			20,110,025

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	149

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Wirelines 1.5%
AT&T, Inc. Senior Unsecured
11/15/13	6.700%	$1,000,000	$1,102,409
09/15/14	5.100%	1,000,000	1,101,444
08/15/21	3.875%	2,680,000	2,834,773
02/15/39	6.550%	4,100,000	5,215,360
British Telecommunications PLC(c) Senior Unsecured
01/15/13	5.150%	1,000,000	1,035,346
01/15/18	5.950%	3,065,000	3,387,067
CenturyLink, Inc. Senior Unsecured
09/15/39	7.600%	860,000	843,888
CenturyLink, Inc.(a) Senior Unsecured
09/15/19	6.150%	1,505,000	1,511,876
Deutsche Telekom International Finance BV(c)
08/20/18	6.750%	2,450,000	2,921,551
France Telecom SA Senior Unsecured(c)
07/08/14	4.375%	1,300,000	1,373,215
Telecom Italia Capital SA(c)
06/04/18	6.999%	2,620,000	2,449,427
Telefonica Emisiones SAU(c)
07/15/19	5.877%	1,200,000	1,185,923
02/16/21	5.462%	2,200,000	2,099,196
Verizon Communications, Inc.
Senior Unsecured
11/01/18	8.750%	300,000	405,218
04/01/19	6.350%	2,500,000	3,046,267
04/01/39	7.350%	1,520,000	2,124,983
Windstream Corp.(a)
11/01/17	7.875%	2,600,000	2,814,500

Total			35,452,443
Total Corporate Bonds & Notes
(Cost: $691,096,272)			$713,842,287

Residential Mortgage-Backed Securities — Agency 29.8%
Federal Home Loan Mortgage Corp.(d)(e)
05/01/41	2.608%	$2,986,617	$3,100,519
07/01/40	3.557%	3,157,284	3,312,031
02/01/41	3.690%	3,080,828	3,220,030
Federal Home Loan Mortgage Corp.(e)
04/01/41	4.000%	21,784,595	23,075,201
11/01/22- 06/01/33	5.000%	9,104,185	9,788,936
03/01/34- 08/01/38	5.500%	19,314,320	21,136,674
02/01/38	6.000%	8,505,226	9,354,719
CMO Series 3599 Class B
11/15/14	1.600%	1,531,003	1,534,019
Federal National Mortgage Association(d)(e)
09/01/41	3.388%	2,598,446	2,687,008
03/01/40	3.957%	4,239,000	4,470,151
CMO Series 2002-82 Class FP
02/25/32	0.794%	1,117,345	1,118,864
CMO Series 2005-106 Class UF
11/25/35	0.594%	6,014,584	5,989,843

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities — Agency (continued)
CMO Series 2006-43 Class FM
06/25/36	0.594%	$3,243,803	$3,235,808
CMO Series 2007-36 Class FB
04/25/37	0.694%	2,096,378	2,092,487
Federal National Mortgage Association(e)
10/01/41	3.500%	22,660,992	23,325,974
10/01/40- 12/01/40	4.000%	28,023,416	29,649,741
07/01/33- 07/01/41	4.500%	65,606,088	70,649,251
07/01/31- 08/01/39	5.000%	93,463,049	101,181,118
04/01/33- 01/01/39	5.500%	83,833,377	91,525,849
08/01/34- 09/01/37	6.000%	31,454,342	34,861,809
Federal National Mortgage Association(e)(f)
01/01/42	4.500%	44,000,000	46,818,750
01/01/42	5.000%	25,000,000	27,007,812
01/01/42	6.000%	9,100,000	10,019,954
01/01/42	6.500%	7,000,000	7,788,593
Government National Mortgage Association(e)
11/20/40	4.000%	30,945,234	33,158,784
02/15/40- 06/15/41	4.500%	66,674,794	73,102,394
07/20/39- 10/20/40	5.000%	47,142,325	52,218,937
Total Residential Mortgage-Backed Securities — Agency
(Cost: $678,192,166)			$695,425,256

Residential Mortgage-Backed Securities — Non-Agency 3.3%
Banc of America Mortgage Securities, Inc. CMO Series 2004-7 Class 7A1(e)
08/25/19	5.000%	$1,146,608	$1,173,224
Bear Stearns Adjustable Rate Mortgage Trust CMO Series 2006-1 Class A1(d)(e)
02/25/36	2.520%	2,164,689	1,802,218
Chase Mortgage Financial Corp. CMO Series 2006-S4 Class A3(e)
12/25/36	6.000%	1,656,627	1,587,413
Citicorp Mortgage Securities, Inc. CMO Series 2007-8 Class 1A3(e)
09/25/37	6.000%	2,039,760	1,976,195
Citigroup Mortgage Loan Trust, Inc. CMO Series 2005-4 Class A(d)(e)
08/25/35	5.313%	4,345,101	3,908,923
Countrywide Home Loan Mortgage Pass-Through Trust(e)
CMO Series 2003-35 Class 1A3
09/25/18	5.000%	2,002,245	2,082,568
CMO Series 2004-5 Class 2A4
05/25/34	5.500%	749,769	774,390
Credit Suisse First Boston Mortgage Securities Corp. CMO Series 2003-AR28 Class 2A1(d)(e)
12/25/33	2.562%	1,320,577	1,082,403
JPMorgan Mortgage Trust(d)(e)
CMO Series 2005-A4 Class 2A1
07/25/35	2.787%	2,884,495	2,259,067
CMO Series 2005-S2 Class 3A1
02/25/32	6.786%	2,860,289	2,888,331

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities — Non-Agency (continued)
JPMorgan Mortgage Trust(e)
CMO Series 2004-S2 Class 1A3
11/25/19	4.750%	$1,763,509	$1,768,209
PHH Mortgage Capital LLC CMO Series 2007-6 Class A1(d)(e)
12/18/37	6.124%	2,545,945	2,611,974
Provident Funding Mortgage Loan Trust CMO Series 2005-1 Class 2A1(d)(e)
05/25/35	2.627%	3,519,237	3,273,084
Residential Funding Mortgage Securities I CMO Series 2006-S10 Class 2A1(e)
10/25/21	5.500%	1,303,413	1,237,212
WaMu Mortgage Pass-Through Certificates(e)
CMO Series 2003-S11 Class 3A5
11/25/33	5.950%	1,671,649	1,748,771
CMO Series 2003-S8 Class A2
09/25/18	5.000%	1,581,115	1,622,358
Wells Fargo Mortgage-Backed Securities Trust(d)(e)
CMO Series 2004-A Class A1
02/25/34	4.849%	1,899,868	1,907,239
CMO Series 2005-AR14 Class A1
08/25/35	5.354%	2,448,071	2,299,960
CMO Series 2005-AR16 Class 4A6
10/25/35	2.717%	437,341	431,837
CMO Series 2005-AR2 Class 2A2
03/25/35	2.720%	3,555,834	2,898,798
CMO Series 2007-AR10 Class 1A1
01/25/38	6.084%	1,891,402	1,818,059
Wells Fargo Mortgage-Backed Securities Trust(e)
CMO Series 2003-12 Class A1
11/25/18	4.750%	1,927,377	1,990,189
CMO Series 2004-4 Class A9
05/25/34	5.500%	3,214,098	3,302,621
CMO Series 2005-17 Class 1A1
01/25/36	5.500%	694,749	649,741
CMO Series 2005-2 Class 1A1
04/25/35	5.500%	2,235,066	2,244,411
CMO Series 2005-5 Class 1A1
05/25/20	5.000%	1,021,848	1,017,386
CMO Series 2005-6 Class A1
08/25/35	5.250%	1,973,899	1,962,715
CMO Series 2005-9 Class 1A11
10/25/35	5.500%	3,341,174	3,407,927
CMO Series 2006-10 Class A19
08/25/36	6.000%	2,777,833	2,742,246
CMO Series 2006-10 Class A4
08/25/36	6.000%	2,867,031	2,759,062
CMO Series 2006-13 Class A5
10/25/36	6.000%	6,888,074	6,630,302
CMO Series 2006-3 Class A9
03/25/36	5.500%	2,451,750	2,398,484
CMO Series 2006-9 Class 1A15
08/25/36	6.000%	1,849,971	1,827,072
CMO Series 2007-13 Class A1
09/25/37	6.000%	2,458,317	2,289,470
CMO Series 2007-3 Class 3A1
04/25/22	5.500%	2,272,876	2,341,810
Total Residential Mortgage-Backed Securities — Non Agency
(Cost: $78,052,840)			$76,715,669

The accompanying Notes to Financial Statements are an integral part of this statement.

150	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – American Century Diversified Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Commercial Mortgage-Backed Securities — Non-Agency 8.3%
Banc of America Merrill Lynch Commercial Mortgage, Inc.(d)(e)
Series 2003-2 Class A3
03/11/41	4.873%	$1,741,808	$1,772,409
Banc of America Merrill Lynch Commercial Mortgage, Inc.(d)(e)(g)
Series 2005-5 Class A4
10/10/45	5.115%	3,450,000	3,805,823
Banc of America Merrill Lynch Commercial Mortgage, Inc.(e)
Series 2004-6 Class A3
12/10/42	4.512%	5,043,928	5,123,178
Series 2005-1 Class A3
11/10/42	4.877%	564,097	563,711
Banc of America Merrill Lynch Commercial Mortgage, Inc.(e)(g)
Series 2005-5 Class AM
10/10/45	5.176%	3,475,000	3,645,695
Bear Stearns Commercial Mortgage Securities(d)(e)
Series 2002-PBW1 Class A2
11/11/35	4.720%	2,911,415	2,941,976
Bear Stearns Commercial Mortgage Securities (e)
Series 2004-PWR3 Class A4
01/11/14	4.715%	1,300,000	1,360,012
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A3(d)(e)
07/15/44	5.225%	1,800,000	1,875,209
Commercial Mortgage Pass-Through Certificates(d)(e)
Series 2004-LB3A Class A4
07/10/37	5.234%	703,302	724,089
Commercial Mortgage Pass-Through Certificates(e)
Series 2004-LB2A Class A4
03/10/39	4.715%	3,998,277	4,203,852
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A2(d)(e)
05/15/36	5.416%	12,550,000	13,402,860
GE Capital Commercial Mortgage Corp. Series 2005-C3 Class A5(d)(e)
07/10/45	4.979%	2,000,000	2,009,704
GMAC Commercial Mortgage Securities, Inc. Series 2003-C3 Class A3(e)
04/10/40	4.646%	378,555	382,122
GS Mortgage Securities Corp. II(d)(e)
Series 2004-GG2 Class A6
08/01/38	5.396%	9,335,000	9,924,782
GS Mortgage Securities Corp. II(e)
Series 2005-GG4 Class A4
07/10/39	4.761%	9,400,000	9,851,097
Series 2005-GG4 Class A4A
07/10/39	4.751%	6,080,000	6,490,485
Greenwich Capital Commercial Funding Corp.(d)(e)
Series 2005-GG3 Class A4
08/10/42	4.799%	3,500,000	3,759,154
Greenwich Capital Commercial Funding Corp.(e)
Series 2005-GG3 Class A3
08/10/42	4.569%	16,795,000	16,980,534
LB-UBS Commercial Mortgage Trust(d)(e)
Series 2003-C7 Class A3
09/15/27	4.559%	7,975,000	7,974,688
Series 2004-C4 Class A4
06/15/29	5.320%	6,100,000	6,536,955
Series 2004-C8 Class AJ
12/15/39	4.858%	1,250,000	1,310,738
Series 2005-C5 Class AM
09/15/40	5.017%	4,500,000	4,694,243
Series 2005-C7 Class AM
11/15/40	5.263%	8,380,000	8,850,931

Issuer	Coupon Rate	Principal Amount	Value
Commercial Mortgage-Backed Securities — Non-Agency (continued)
LB-UBS Commercial Mortgage Trust(e)
Series 2004-C1 Class A4
01/15/31	4.568%	$8,125,000	$8,468,091
Series 2004-C2 Class A4
03/15/36	4.367%	3,200,000	3,343,290
Series 2004-C7 Class A5
10/15/29	4.628%	5,141,000	5,297,425
Series 2005-C2 Class A4
04/15/30	4.998%	3,000,000	3,156,003
Series 2005-C3 Class A3
07/15/30	4.647%	1,142,527	1,147,526
Series 2005-C3 Class A5
07/15/30	4.739%	3,100,000	3,346,140
Series 2005-C3 Class AJ
07/15/40	4.843%	3,800,000	3,646,347
Series 2005-C5 Class A4
09/15/30	4.954%	6,550,000	7,150,262
Morgan Stanley Capital I(e)
Series 2004-T13 Class A4
09/13/45	4.660%	2,975,000	3,116,426
Series 2005-HQ6 Class A2A
08/13/42	4.882%	2,062,414	2,080,650
Morgan Stanley Dean Witter Capital I Series 2002-TOP7 Class A2(e)
01/15/39	5.980%	10,039,463	10,112,550
Wachovia Bank Commercial Mortgage Trust(d)(e)
Series 2005-C20 Class A6A
07/15/42	5.110%	6,711,664	6,799,728
Series 2005-C20 Class AMFX
07/15/42	5.179%	2,200,000	2,308,504
Wachovia Bank Commercial Mortgage Trust(e)
Series 2004-C11 Class A4
01/15/41	5.030%	1,665,500	1,713,441
Series 2004-C15 Class A3
10/15/41	4.502%	1,723,446	1,754,725
Series 2004-C15 Class A4
12/15/44	4.803%	10,400,000	11,138,213
Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $191,940,393)			$192,763,568

Asset-Backed Securities — Non-Agency 0.2%
CNH Equipment Trust Series 2011-B Class A2
12/15/14	0.710%	$4,800,000	$4,788,700
Total Asset-Backed Securities — Non-Agency
(Cost: $4,799,447)			$4,788,700

U.S. Treasury Obligations 21.1%
U.S. Treasury
10/15/12	1.375%	$17,000,000	$17,165,359
01/15/13	1.375%	6,000,000	6,074,532
05/31/13	3.500%	32,700,000	34,207,274
06/30/13	0.375%	17,000,000	17,040,511
02/29/16	2.125%	20,000,000	21,218,760
12/31/16	3.250%	72,600,000	81,062,401
02/15/40	4.625%	1,350,000	1,820,813
05/15/41	4.375%	6,600,000	8,599,595

Issuer	Coupon Rate	Principal Amount	Value
U.S. Treasury Obligations (continued)
U.S. Treasury(a)
05/15/13	1.375%	$126,100,000	$128,099,820
03/15/14	1.250%	10,840,000	11,068,656
08/15/14	0.500%	22,000,000	22,099,682
09/30/15	1.250%	8,747,000	8,973,880
11/30/16	0.875%	23,400,000	23,471,300
11/30/18	1.375%	6,800,000	6,823,378
08/15/26	6.750%	2,900,000	4,478,235
02/15/31	5.375%	27,000,000	38,483,424
05/15/40	4.375%	29,000,000	37,672,798
02/15/41	4.750%	16,000,000	22,050,000
08/15/41	3.750%	2,100,000	2,469,797
Total U.S. Treasury Obligations
(Cost: $462,182,311)			$492,880,215

U.S. Government & Agency Obligations 1.1%
Federal Home Loan Mortgage Corp.(a)
09/10/15	1.750%	$10,000,000	$10,317,350
06/13/18	4.875%	5,500,000	6,629,845
Federal National Mortgage Association(a)
02/13/17	5.000%	7,000,000	8,266,657
Total U.S. Government & Agency Obligations
(Cost: $23,652,090)			$25,213,852

Foreign Government Obligations 5.1%
BRAZIL 0.7%
Brazilian Government International Bond(c)
Senior Unsecured
01/15/19	5.875%	$5,300,000	$6,267,250
01/22/21	4.875%	2,560,000	2,855,249
01/07/41	5.625%	1,150,000	1,334,000
Petrobras International Finance Co.(c)
01/20/20	5.750%	2,140,000	2,290,057
01/27/21	5.375%	2,700,000	2,835,823

Total			15,582,379
CANADA 0.1%
Province of Ontario(a)(c)
09/21/16	1.600%	1,700,000	1,694,766
Province of Ontario (c)
Senior Unsecured
04/27/16	5.450%	1,550,000	1,799,840

Total			3,494,606
CHILE 0.1%
Chile Government International Bond Senior Unsecured (a)(c)
09/14/21	3.250%	1,600,000	1,644,000
COLOMBIA —%
Colombia Government International Bond Senior Unsecured(c)
07/12/21	4.375%	1,000,000	1,075,000
GERMANY 0.3%
Kreditanstalt fuer Wiederaufbau(a)(c)
Government Guaranteed
06/01/16	2.000%	4,000,000	4,121,652
Kreditanstalt fuer Wiederaufbau(c)
Government Guaranteed
10/15/14	4.125%	2,290,000	2,481,586

Total			6,603,238

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	151

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations 5.1%
ITALY 0.1%
Republic of Italy Senior Unsecured (a)(c)
01/26/15	3.125%	$2,400,000	$2,193,137
MEXICO 0.6%
Mexico Government International Bond(a)(c)
Senior Unsecured
01/15/20	5.125%	2,000,000	2,285,000
01/11/40	6.050%	1,210,000	1,479,225
Mexico Government International Bond (c)
Senior Unsecured
01/15/17	5.625%	925,000	1,063,750
03/19/19	5.950%	4,720,000	5,609,720
Pemex Project Funding Master Trust (c)
03/05/20	6.000%	1,635,000	1,815,340
06/15/35	6.625%	470,000	532,863
Petroleos Mexicanos(a)(b)(c)
06/02/41	6.500%	850,000	956,250

Total			13,742,148
PERU —%
Peruvian Government International Bond Senior Unsecured (a)(c)
03/14/37	6.550%	780,000	990,600
POLAND 0.1%
Poland Government International Bond (c)
Senior Unsecured
07/16/15	3.875%	530,000	534,664
07/15/19	6.375%	1,150,000	1,273,625
04/21/21	5.125%	1,095,000	1,114,162

Total			2,922,451
SOUTH KOREA 0.1%
Korea Development Bank (The) Senior Unsecured (c)
03/09/16	3.250%	1,450,000	1,431,363
UNITED KINGDOM 3.0%
United Kingdom Gilt (c)
09/07/21	3.750%	GBP 38,880,000	69,834,437
Total Foreign Government Obligations
(Cost: $116,647,616)			$119,513,359

Issuer Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 2.0%
American Municipal Power, Inc. Revenue Bonds Build America Bonds Series 2010
02/15/50	7.499%	$500,000	$652,825
Bay Area Toll Authority Revenue Bonds Build America Bonds Series 2010-S1
04/01/40	6.918%	1,450,000	1,857,740
City of New York Unlimited General Obligation Bonds Taxable Build America Bonds Series 2010F-1
12/01/37	6.271%	950,000	1,175,445

Issuer Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Kentucky Turnpike Authority Revenue Bonds Build America Bonds Series 2010B
07/01/30	5.722%	$2,050,000	$2,342,986
Los Angeles Community College District Unlimited General Obligation Bonds Build America Bonds Series 2010
08/01/49	6.750%	1,550,000	2,028,407
Maryland State Transportation Authority Revenue Bonds Taxable Build America Bonds Series 2010
07/01/41	5.754%	850,000	1,058,811
Metropolitan Transportation Authority Revenue Bonds Taxable Build America Bonds Series 2010
11/15/40	6.687%	1,000,000	1,205,520
11/15/40	6.814%	1,100,000	1,381,281
Missouri Highway & Transportation Commission Revenue Bonds Build America Bonds Series 2009
05/01/33	5.445%	1,700,000	2,004,198
Municipal Electric Authority of Georgia Revenue Bonds Taxable Build America Bonds Series 2010
04/01/57	6.637%	1,055,000	1,112,698
New Jersey State Turnpike Authority Revenue Bonds Taxable Build America Bonds Series 2009
01/01/40	7.414%	1,275,000	1,818,494
Series 2010A
01/01/41	7.102%	1,520,000	2,088,450
New York City Municipal Water Finance Authority Revenue Bonds Build America Bonds Series 2010
06/15/42	5.724%	2,000,000	2,418,880
Ohio State University (The) Revenue Bonds Build America Bonds Series 2010
06/01/40	4.910%	120,000	137,634
Taxable
Series 2011A
06/01/11	4.800%	2,005,000	2,091,155
Ohio State Water Development Authority Revenue Bonds Taxable Loan Fund-Water Quality Series 2010B-2
12/01/34	4.879%	1,160,000	1,311,090
Port Authority of New York & New Jersey Revenue Bonds Consolidated #168 Series 2011
10/01/51	4.926%	1,500,000	1,567,605

Issuer Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Sacramento Municipal Utility District Revenue Bonds Build America Bonds Series 2010
05/15/36	6.156%	$1,800,000	$2,102,418
San Francisco City & County Public Utilities Commission
Revenue Bonds Build America Bonds Series 2010
11/01/40	6.000%	1,050,000	1,224,037
Santa Clara Valley Transportation Authority Revenue Bonds Build America Bonds Series 2010
04/01/32	5.876%	1,220,000	1,451,434
State of California Unlimited General Obligation Bonds Build America Bonds Series 2009
10/01/39	7.300%	800,000	953,160
Series 2010
11/01/40	7.600%	595,000	735,277
Taxable Build America Bonds Series 2009
04/01/39	7.550%	400,000	489,504
State of Illinois
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
07/01/35	7.350%	920,000	1,002,745
Taxable Pension Bonds
Series 2003
06/01/33	5.100%	2,820,000	2,573,758
Unlimited General Obligation Taxable Bonds
Series 2011
03/01/19	5.877%	2,380,000	2,560,642
State of Texas Unlimited General Obligation Bonds Taxable Build America Bonds Series 2009
04/01/39	5.517%	500,000	623,225
State of Washington Unlimited General Obligation Bonds Build America Bonds Series 2010
08/01/40	5.140%	3,000,000	3,461,190
University of Texas Revenue Bonds Build America Bonds Series 2010D
08/15/42	5.134%	2,000,000	2,426,580
Total Municipal Bonds
(Cost: $39,934,835)			$45,857,189

	Shares	Value
Money Market Funds 1.3%
Columbia Short-Term Cash Fund, 0.141%(g)(h)	29,576,245	$29,576,245
Total Money Market Funds
(Cost: $29,576,245)		$29,576,245

The accompanying Notes to Financial Statements are an integral part of this statement.

152	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – American Century Diversified Bond Fund

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 16.0%
Asset-Backed Commercial Paper 3.6%
Amsterdam Funding Corp.
01/11/12	0.320%	$9,996,978	$9,996,978
Atlantis One
01/05/12	0.300%	4,998,708	4,998,708
02/01/12	0.370%	9,995,683	9,995,683
Cancara Asset Securitisation LLC
01/03/12	0.320%	3,998,755	3,998,755
Gemini Securitization Corporation (FKA Twin Towers)
01/09/12	0.380%	9,996,517	9,996,517
Grampian Funding LLC
01/18/12	0.310%	14,995,996	14,995,996
Regency Markets No. 1 LLC
01/18/12	0.250%	9,997,917	9,997,917
Rheingold Securitization
01/10/12	0.730%	3,997,648	3,997,648
Windmill Funding Corp.
01/05/12	0.320%	4,998,444	4,998,444
01/12/12	0.320%	9,996,978	9,996,978

Total			82,973,624
Certificates of Deposit 6.3%
Bank of Nova Scotia
05/03/12	0.401%	4,000,000	4,000,000
Banque et Caisse d’Epargne de l’Etat
01/17/12	0.900%	1,998,401	1,998,401
Credit Suisse
02/24/12	0.500%	5,000,000	5,000,000
03/20/12	0.590%	10,000,000	10,000,000
Development Bank of Singapore Ltd.
01/03/12	0.295%	15,000,000	15,000,000
DnB NOR ASA
03/15/12	0.520%	5,000,000	5,000,000
Landeskreditbank Baden-Wuerttemberg—Foerderbank
01/09/12	0.560%	5,000,000	5,000,000
National Australia Bank
04/30/12	0.446%	10,000,000	10,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Asset-Backed Commercial Paper (cont.)
Nordea Bank AB
03/13/12	0.520%	$15,000,000	$15,000,000
Rabobank
01/20/12	0.331%	10,000,000	10,000,000
03/16/12	0.530%	4,993,310	4,993,310
Standard Chartered Bank PLC
01/03/12	0.460%	5,000,079	5,000,079
03/30/12	0.625%	9,984,226	9,984,226
State Development Bank of NorthRhine-Westphalia
01/09/12	0.280%	5,000,000	5,000,000
Svenska Handelsbanken
02/28/12	0.490%	10,000,000	10,000,000
03/01/12	0.460%	5,000,000	5,000,000
Union Bank of Switzerland
03/02/12	0.530%	5,000,000	5,000,000
United Overseas Bank Ltd.
01/09/12	0.320%	10,000,000	10,000,000
01/12/12	0.320%	10,000,000	10,000,000

Total			145,976,016
Commercial Paper 1.9%
Australia and New Zealand Bank Group, Ltd.
04/25/12	0.461%	9,976,617	9,976,617
ERSTE ABWICKLUNGSANSTALT
01/23/12	0.600%	4,996,500	4,996,500
Skandinaviska Enskilda Banken AB
01/12/12	0.245%	4,998,979	4,998,979
Suncorp Metway Ltd.
02/09/12	0.500%	4,995,556	4,995,556
The Commonwealth Bank of Australia
04/23/12	0.451%	4,988,437	4,988,437
Toyota Motor Credit Corp.
04/26/12	0.562%	6,979,964	6,979,964
Westpac Securities NZ Ltd.
04/20/12	0.531%	7,978,447	7,978,447

Total			44,914,500

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Other Short-Term Obligations 0.3%
The Goldman Sachs Group, Inc.
01/13/12	0.550%	$8,000,000	$8,000,000
Repurchase Agreements 3.9%
Goldman Sachs & Co. dated 12/07/11, matures 01/06/12, repurchase price $10,000,311(i)
	0.160%	10,000,000	10,000,000
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $35,000,389(i)
	0.100%	35,000,000	35,000,000
Royal Bank of Canada dated 12/30/11, matures 01/03/12, repurchase price $21,938,509(i)
	0.040%	21,938,412	21,938,412
Societe Generale dated 12/30/11, matures 1/03/12, repurchase price $25,000,139(i)
	0.050%	25,000,000	25,000,000

Total			91,938,412
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $373,802,552)			$373,802,552
Total Investments
(Cost: $2,689,876,767)			$2,770,378,892
Other Assets & Liabilities, Net			(439,000,355)
Net Assets			$2,331,378,537

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2011

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation
Deutsche Bank Securities, Inc.	January 27, 2012	44,488,010 (GBP	)	51,601,540 (EUR	)	$—	$(2,279,324)
Deutsche Bank Securities, Inc.	January 27, 2012	26,601,179 (EUR	)	36,913,126 (USD	)	2,479,243	—
HSBC Securities (USA), Inc.	January 27, 2012	30,000,000 (EUR	)	41,760,000 (USD	)	2,926,514	—
Total						$5,405,757	$(2,279,324)

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	153

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

Notes to Portfolio of Investments

(a)	At December 31, 2011, security was partially or fully on loan.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $30,588,374 or 1.31% of net assets.

(c)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $217,269,820 or 9.32% of net assets.

(d)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2011.

(e)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(f)	Represents a security purchased on a when-issued or delayed delivery basis.

(g)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(h)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$108,114,030	$732,996,592	$(811,534,377)	$—	$29,576,245	$147,070	$29,576,245

(i)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Goldman Sachs & Co. (0.160%)

Security Description	Value
Ginnie Mae I Pool	$10,200,000
Total Market Value of Collateral Securities	$10,200,000

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$17,680,485
Ginnie Mae I Pool	8,760,748
Ginnie Mae II Pool	9,258,767
Total Market Value of Collateral Securities	$35,700,000

Royal Bank of Canada (0.040%)

Security Description	Value
Fannie Mae Pool	$19,784,711
Fannie Mae REMICS	43,719
Freddie Mac Gold Pool	1,259,639
Freddie Mac Non Gold Pool	1,289,111
Total Market Value of Collateral Securities	$22,377,180

Societe Generale (0.050%)

Security Description	Value
Federal Home Loan Mortgage Corp	$2,361,450
Federal National Mortgage Association	23,138,567
Total Market Value of Collateral Securities	$25,500,017

The accompanying Notes to Financial Statements are an integral part of this statement.

154	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – American Century Diversified Bond Fund

Abbreviation Legend
CMO	Collateralized Mortgage Obligation
FDIC	Federal Deposit Insurance Corporation

Currency Legend
EUR	Euro
GBP	Pound Sterling
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	155

Portfolio of Investments (continued)

Variable Portfolio – American Century Diversified Bond Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

156	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – American Century Diversified Bond Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Bonds
Corporate Bonds & Notes	$—	$713,842,287	$—	$713,842,287
Residential Mortgage-Backed Securities — Agency	—	695,425,256	—	695,425,256
Residential Mortgage-Backed Securities — Non-Agency	—	76,715,669	—	76,715,669
Commercial Mortgage-Backed Securities — Non-Agency	—	192,763,568	—	192,763,568
Asset-Backed Securities — Non-Agency	—	4,788,700	—	4,788,700
U.S. Treasury Obligations	492,880,215	—	—	492,880,215
U.S. Government & Agency Obligations	—	25,213,852	—	25,213,852
Foreign Government Obligations	—	119,513,359	—	119,513,359
Municipal Bonds	—	45,857,189	—	45,857,189
Total Bonds	492,880,215	1,874,119,880	—	2,367,000,095
Other
Money Market Funds	29,576,245	—	—	29,576,245
Investments of Cash Collateral Received for Securities on Loan	—	373,802,552	—	373,802,552
Total Other	29,576,245	373,802,552	—	403,378,797
Investments in Securities	522,456,460	2,247,922,432	—	2,770,378,892
Derivatives(c)
Assets
Forward Foreign Currency Exchange Contracts	—	5,405,757	—	5,405,757
Liabilities
Forward Foreign Currency Exchange Contracts	—	(2,279,324)	—	(2,279,324)
Total	$522,456,460	$2,251,048,865	$—	$2,773,505,325

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using the observable market inputs rather than quoted prices for identical assets as of period end.

The following table shows transfers between Level 1 and Level 2 of the fair value heirarchy.

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$—	$17,699,313	$17,699,313	$—

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	157

Portfolio of Investments

Variable Portfolio – American Century Growth Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 97.9%
CONSUMER DISCRETIONARY 15.9%
Auto Components 1.5%
Autoliv, Inc.(a)	189,583	$10,140,794
BorgWarner, Inc.(a)(b)	249,974	15,933,343

Total		26,074,137
Automobiles 0.7%
Harley-Davidson, Inc.(a)	291,870	11,344,987
Hotels, Restaurants & Leisure 4.6%
Chipotle Mexican Grill, Inc.(b)	22,570	7,622,792
McDonald’s Corp.	307,224	30,823,784
Starbucks Corp.	542,581	24,964,152
Starwood Hotels & Resorts Worldwide, Inc.(a)	314,093	15,067,041

Total		78,477,769
Household Durables 0.5%
Tempur-Pedic International, Inc.(a)(b)	154,679	8,125,288
Internet & Catalog Retail 1.3%
Amazon.com, Inc. (b)	129,823	22,472,361
Media 2.1%
CBS Corp., Class B Non Voting	337,657	9,164,011
DIRECTV, Class A(b)	359,223	15,360,376
Viacom, Inc., Class B	248,266	11,273,759

Total		35,798,146
Multiline Retail 1.5%
Dollar General Corp.(b)	245,785	10,111,595
Macy’s, Inc.(a)	477,149	15,354,655

Total		25,466,250
Specialty Retail 2.8%
Home Depot, Inc. (The)(a)	436,551	18,352,604
Limited Brands, Inc.	159,538	6,437,358
O’Reilly Automotive, Inc.(b)	135,967	10,870,562
Tractor Supply Co.(a)	66,037	4,632,495
Urban Outfitters, Inc.(a)(b)	257,321	7,091,767

Total		47,384,786
Textiles, Apparel & Luxury Goods 0.9%
Coach, Inc.(a)	211,214	12,892,503
Lululemon Athletica, Inc.(a)(b)	59,925	2,796,100

Total		15,688,603
TOTAL CONSUMER DISCRETIONARY		270,832,327
CONSUMER STAPLES 12.3%
Beverages 4.7%
Boston Beer Co., Inc. (The), Class A(a)(b)	24,382	2,646,910
Coca-Cola Co. (The)	581,539	40,690,284
Hansen Natural Corp.(b)	46,284	4,264,608
PepsiCo, Inc.(a)	478,139	31,724,522

Total		79,326,324
Food & Staples Retailing 2.0%
Costco Wholesale Corp.	219,001	18,247,163
CVS Caremark Corp.	229,825	9,372,264
Whole Foods Market, Inc.	105,492	7,340,133

Total		34,959,560

Issuer	Shares	Value
Common Stocks (continued)
Food Products 1.4%
Hershey Co. (The)	166,824	$10,306,387
Kellogg Co.(a)	141,399	7,150,547
Mead Johnson Nutrition Co.	91,523	6,290,376

Total		23,747,310
Household Products 1.3%
Church & Dwight Co., Inc.(a)	94,637	4,330,589
Colgate-Palmolive Co.	199,598	18,440,859

Total		22,771,448
Personal Products 0.9%
Estee Lauder Companies, Inc. (The), Class A	142,796	16,038,847
Tobacco 2.0%
Philip Morris International, Inc.	427,318	33,535,917
TOTAL CONSUMER STAPLES		210,379,406
ENERGY 11.5%
Energy Equipment & Services 3.6%
Core Laboratories NV(a)(c)	70,521	8,035,868
Hornbeck Offshore Services, Inc.(a)(b)	86,710	2,689,744
Oceaneering International, Inc.(a)	230,358	10,626,415
Schlumberger Ltd.(a)(c)	595,762	40,696,502

Total		62,048,529
Oil, Gas & Consumable Fuels 7.9%
Devon Energy Corp.	158,709	9,839,958
EOG Resources, Inc.	131,715	12,975,245
Exxon Mobil Corp.	871,010	73,826,808
Noble Energy, Inc.	163,781	15,459,288
Occidental Petroleum Corp.	229,993	21,550,344

Total		133,651,643
TOTAL ENERGY		195,700,172
FINANCIALS 3.0%
Capital Markets 0.7%
BlackRock, Inc.	67,726	12,071,482
Consumer Finance 0.7%
American Express Co.(a)	248,926	11,741,839
Insurance 0.4%
Brown & Brown, Inc.(a)	279,794	6,331,738
Real Estate Investment Trusts (REITs) 0.8%
AvalonBay Communities, Inc.(a)	34,459	4,500,346
Simon Property Group, Inc.(a)	70,915	9,143,780

Total		13,644,126
Real Estate Management & Development 0.4%
CBRE Group, Inc. (b)	471,582	7,177,478
TOTAL FINANCIALS		50,966,663
HEALTH CARE 11.2%
Biotechnology 1.3%
Alexion Pharmaceuticals, Inc.(b)	117,871	8,427,776
Gilead Sciences, Inc.(b)	286,864	11,741,344
Medivation, Inc.(b)	65,519	3,021,081

Total		23,190,201
Health Care Equipment & Supplies 3.6%
Cooper Companies, Inc. (The)	64,477	$4,546,918
Covidien PLC(c)	327,990	14,762,830
DENTSPLY International, Inc.(a)	178,892	6,259,431
Edwards Lifesciences Corp.(b)	101,940	7,207,158
Hill-Rom Holdings, Inc.(a)	141,829	4,778,219
IDEXX Laboratories, Inc.(a)(b)	62,125	4,781,140
Intuitive Surgical, Inc.(b)	18,083	8,372,610
Zimmer Holdings, Inc.(a)(b)	202,568	10,821,183

Total		61,529,489
Health Care Providers & Services 1.5%
Express Scripts, Inc.(a)(b)	450,941	20,152,553
UnitedHealth Group, Inc.(a)	96,225	4,876,683

Total		25,029,236
Health Care Technology 0.4%
Cerner Corp.(a)(b)	104,645	6,409,506
Life Sciences Tools & Services 1.1%
Agilent Technologies, Inc.(b)	220,173	7,690,643
Illumina, Inc.(a)(b)	210,830	6,426,098
Thermo Fisher Scientific, Inc.(b)	93,274	4,194,532

Total		18,311,273
Pharmaceuticals 3.3%
Abbott Laboratories(a)	487,660	27,421,122
Allergan, Inc.	175,759	15,421,094
Johnson & Johnson(a)	149,141	9,780,667
Perrigo Co.(a)	34,090	3,316,957

Total		55,939,840
TOTAL HEALTH CARE		190,409,545
INDUSTRIALS 11.2%
Aerospace & Defense 4.6%
Hexcel Corp.(a)(b)	212,558	5,146,029
Honeywell International, Inc.	431,243	23,438,057
Precision Castparts Corp.(a)	90,891	14,977,928
Textron, Inc.(a)	272,094	5,031,018
United Technologies Corp.	401,063	29,313,695

Total		77,906,727
Air Freight & Logistics 1.6%
United Parcel Service, Inc., Class B	372,851	27,288,965
Electrical Equipment 0.7%
Rockwell Automation, Inc.(a)	169,054	12,403,492
Machinery 3.0%
Cummins, Inc.	103,917	9,146,774
Deere & Co.(a)	179,884	13,914,028
Gardner Denver, Inc.(a)	81,132	6,252,032
Illinois Tool Works, Inc.(a)	113,551	5,303,967
Joy Global, Inc.(a)	220,732	16,548,278

Total		51,165,079
Marine 0.3%
Kirby Corp.(a)(b)	81,664	5,376,758
Road & Rail 1.0%
Union Pacific Corp.	150,360	15,929,138
TOTAL INDUSTRIALS		190,070,159

The accompanying Notes to Financial Statements are an integral part of this statement.

158	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – American Century Growth Fund

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY 27.5%
Communications Equipment 3.6%
Cisco Systems, Inc.	1,170,543	$21,163,418
F5 Networks, Inc.(b)	103,995	11,035,949
Polycom, Inc.(b)	238,614	3,889,408
QUALCOMM, Inc.	467,031	25,546,596

Total		61,635,371
Computers & Peripherals 8.2%
Apple, Inc.(b)	251,246	101,754,630
EMC Corp.(a)(b)	1,019,390	21,957,661
Hewlett-Packard Co.	312,811	8,058,011
NetApp, Inc.(b)	216,456	7,850,859

Total		139,621,161
Electronic Equipment, Instruments & Components 0.8%
Jabil Circuit, Inc.(a)	542,411	10,663,800
Trimble Navigation Ltd.(b)	86,718	3,763,561

Total		14,427,361
Internet Software & Services 3.1%
Google, Inc., Class A(b)	82,532	53,307,419
IT Services 3.7%
Accenture PLC, Class A(c)	320,321	17,050,687
International Business Machines Corp.(a)	144,795	26,624,904
Mastercard, Inc., Class A	50,574	18,854,999

Total		62,530,590
Semiconductors & Semiconductor Equipment 3.0%
Avago Technologies Ltd.(c)	286,370	8,264,638
Broadcom Corp., Class A(b)	296,147	8,694,876
KLA-Tencor Corp.	176,080	8,495,860
Linear Technology Corp.(a)	354,579	10,648,008
Xilinx, Inc.(a)	472,350	15,143,541

Total		51,246,923
Software 5.1%
Check Point Software Technologies Ltd.(a)(b)(c)	192,863	10,133,022
Fortinet, Inc.(a)(b)	241,490	5,266,897
Microsoft Corp.	1,159,819	30,108,901
Oracle Corp.	847,717	21,743,941
QLIK Technologies, Inc.(a)(b)	187,359	4,534,088
Red Hat, Inc.(b)	234,603	9,686,758
Salesforce.com, Inc.(a)(b)	44,966	4,562,250

Total		86,035,857
TOTAL INFORMATION TECHNOLOGY		468,804,682
MATERIALS 3.8%
Chemicals 2.2%
EI du Pont de Nemours & Co.(a)	290,677	13,307,193
Monsanto Co.	221,277	15,504,880
Rockwood Holdings, Inc.(b)	235,417	9,268,367

Total		38,080,440
Metals & Mining 1.6%
Cliffs Natural Resources, Inc.	209,233	13,045,677
Freeport-McMoRan Copper & Gold, Inc.(a)	368,548	13,558,881

Total		26,604,558
TOTAL MATERIALS		64,684,998
TELECOMMUNICATION SERVICES 1.5%
Diversified Telecommunication Services 0.3%
Windstream Corp.(a)	451,949	$5,305,881
Wireless Telecommunication Services 1.2%
Crown Castle International Corp.(b)	444,787	19,926,458
TOTAL TELECOMMUNICATION SERVICES		25,232,339
Total Common Stocks
(Cost: $1,543,524,673)		$1,667,080,291

	Shares	Value
Exchange-Traded Funds 0.6%
iShares Russell 1000 Growth Index Fund	186,052	$10,751,945
Total Exchange-Traded Funds
(Cost: $10,738,067)		$10,751,945

	Shares	Value
Money Market Funds 1.8%
Columbia Short-Term Cash Fund, 0.141% (d)(e)	31,392,965	$31,392,965
Total Money Market Funds
(Cost: $31,392,965)		$31,392,965

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 21.7%
Asset-Backed Commercial Paper 5.1%
Amsterdam Funding Corp.
01/03/12	0.320%	$4,998,489	$4,998,489
01/11/12	0.320%	9,996,978	9,996,978
Argento Variable Funding Company LLC
01/09/12	0.310%	4,998,924	4,998,924
01/13/12	0.310%	9,997,245	9,997,245
Atlantis One
01/17/12	0.310%	8,997,365	8,997,365
02/01/12	0.370%	9,995,683	9,995,683
Cancara Asset Securitisation LLC
01/09/12	0.310%	4,998,493	4,998,493
01/11/12	0.310%	4,998,536	4,998,536
Gemini Securitization Corporation (FKA Twin Towers)
01/09/12	0.380%	4,998,258	4,998,258
Grampian Funding LLC
01/18/12	0.310%	2,999,199	2,999,199
Regency Markets No. 1 LLC
01/18/12	0.250%	9,997,917	9,997,917
Rheingold Securitization
01/10/12	0.730%	4,997,060	4,997,060
Windmill Funding Corp.
01/05/12	0.320%	4,998,444	4,998,444

Total			86,972,591
Certificates of Deposit 8.3%
Bank of Montreal
02/29/12	0.350%	$5,000,000	$5,000,000
Banque et Caisse d’Epargne de l’Etat
01/17/12	0.900%	5,995,204	5,995,204
Branch Banking & Trust Corporation
01/09/12	0.350%	10,000,000	10,000,000
Credit Suisse
02/24/12	0.500%	5,000,000	5,000,000
03/05/12	0.530%	5,000,000	5,000,000
03/20/12	0.590%	8,000,000	8,000,000
Deutsche Bank AG
01/20/12	0.420%	5,000,000	5,000,000
Development Bank of Singapore Ltd.
01/13/12	0.310%	10,000,000	10,000,000
DnB NOR ASA
03/01/12	0.450%	8,000,000	8,000,000
National Bank of Canada
05/08/12	0.425%	10,000,000	10,000,000
Nordea Bank AB
03/13/12	0.520%	10,000,000	10,000,000
Rabobank
01/20/12	0.331%	5,000,000	5,000,000
03/16/12	0.530%	4,993,310	4,993,310
Standard Chartered Bank PLC
01/03/12	0.460%	10,000,157	10,000,157
Svenska Handelsbanken
01/30/12	0.350%	5,005,841	5,005,841
02/28/12	0.490%	5,000,000	5,000,000
03/01/12	0.460%	6,000,000	6,000,000
Union Bank of Switzerland
01/13/12	0.440%	5,000,000	5,000,000
03/02/12	0.530%	3,000,000	3,000,000
United Overseas Bank Ltd.
01/09/12	0.320%	5,000,000	5,000,000
01/12/12	0.320%	10,000,000	10,000,000

Total			140,994,512
Commercial Paper 3.8%
Australia and New Zealand Bank Group, Ltd.
04/25/12	0.461%	6,983,632	6,983,632
HSBC Bank PLC
04/13/12	0.481%	7,980,480	7,980,480
Skandinaviska Enskilda Banken AB
01/12/12	0.245%	9,997,958	9,997,958
01/11/12	0.240%	4,999,133	4,999,133
Suncorp Metway Ltd.
02/01/12	0.500%	1,998,194	1,998,194
02/09/12	0.500%	4,995,556	4,995,556
02/08/12	0.500%	9,991,389	9,991,389
The Commonwealth Bank of Australia
04/23/12	0.451%	4,988,437	4,988,437
Toyota Motor Credit Corp.
04/26/12	0.562%	4,985,689	4,985,689
Westpac Securities NZ Ltd.
04/20/12	0.531%	7,978,447	7,978,447

Total			64,898,915
Other Short-Term Obligations 0.5%
The Goldman Sachs Group, Inc.
01/13/12	0.550%	8,000,000	8,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	159

Portfolio of Investments (continued)

Variable Portfolio – American Century Growth Fund

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements 4.0%
Citibank NA dated 12/30/11, matures 01/03/12, repurchase price $10,000,089(f)
	0.080%	$10,000,000	$10,000,000
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $4,900,054(f)
	0.100%	4,900,000	4,900,000
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $10,000,056(f)
	0.050%	10,000,000	10,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $15,000,233(f)
	0.140%	15,000,000	15,000,000
Repurchase Agreements (cont.)
Royal Bank of Canada dated 12/30/11, matures 01/03/12, repurchase price $28,112,127(f)
	0.040%	$28,112,002	$28,112,002

Total			68,012,002
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $368,878,020)			$368,878,020
Total Investments
(Cost: $1,954,533,725)			$2,078,103,221
Other Assets & Liabilities, Net			(375,368,689)
Net Assets			$1,702,734,532

Notes to Portfolio of Investments

(a)	At December 31, 2011, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $98,943,547 or 5.81% of net assets.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$24,540,898	$402,087,916	$(395,235,849)	$—	$31,392,965	$30,699	$31,392,965

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citibank NA (0.080%)

Security Description	Value
Fannie Mae REMICS	$2,903,223
Freddie Mac REMICS	7,057,071
Government National Mortgage Association	239,706
Total Market Value of Collateral Securities	$10,200,000

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$3,246,288
Federal National Mortgage Association	44,675
Freddie Mac Gold Pool	1,137,342
Freddie Mac Non Gold Pool	371,636
Ginnie Mae I Pool	197,827
Ginnie Mae II Pool	232
Total Market Value of Collateral Securities	$4,998,000

The accompanying Notes to Financial Statements are an integral part of this statement.

160	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – American Century Growth Fund

Notes to Portfolio of Investments (continued)

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Fannie Mae Interest Strip	$1,941,516
Fannie Mae REMICS	4,396,847
Federal Home Loan Mortgage Corp	3,233,604
Federal National Mortgage Association	628,095
Total Market Value of Collateral Securities	$10,200,062

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$3,890,120
Fannie Mae REMICS	1,418,401
Fannie Mae Whole Loan	4,688
Fannie Mae-Aces	17,213
Federal Farm Credit Bank	132,112
Federal Home Loan Banks	149,002
Federal Home Loan Mortgage Corp	118,638
Federal National Mortgage Association	246,141
Freddie Mac Gold Pool	1,671,247
Freddie Mac Non Gold Pool	501,242
Freddie Mac Reference REMIC	41
Freddie Mac REMICS	1,131,446
Ginnie Mae I Pool	1,946,404
Ginnie Mae II Pool	2,607,610
Government National Mortgage Association	639,947
United States Treasury Bill	24,092
United States Treasury Note/Bond	782,104
United States Treasury Strip Coupon	19,553
Total Market Value of Collateral Securities	$15,300,001

Royal Bank of Canada (0.040%)

Security Description	Value
Fannie Mae Pool	$25,352,239
Fannie Mae REMICS	56,020
Freddie Mac Gold Pool	1,614,109
Freddie Mac Non Gold Pool	1,651,874
Total Market Value of Collateral Securities	$28,674,242

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	161

Portfolio of Investments (continued)

Variable Portfolio – American Century Growth Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

162	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – American Century Growth Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets(b)	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$270,832,327	$—	$—	$270,832,327
Consumer Staples	210,379,406	—	—	210,379,406
Energy	195,700,172	—	—	195,700,172
Financials	50,966,663	—	—	50,966,663
Health Care	190,409,545	—	—	190,409,545
Industrials	190,070,159	—	—	190,070,159
Information Technology	468,804,682	—	—	468,804,682
Materials	64,684,998	—	—	64,684,998
Telecommunication Services	25,232,339	—	—	25,232,339
Total Equity Securities	1,667,080,291	—	—	1,667,080,291
Other
Exchange-Traded Funds	10,751,945	—	—	10,751,945
Money Market Funds	31,392,965	—	—	31,392,965
Investments of Cash Collateral Received for Securities on Loan	—	368,878,020	—	368,878,020
Total Other	42,144,910	368,878,020	—	411,022,930
Total	$1,709,225,201	$368,878,020	$—	$2,078,103,221

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	163

Portfolio of Investments

Variable Portfolio – Columbia Wanger International Equities Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 91.3%
AUSTRALIA 1.1%
Cochlear Ltd.(a)(b)	44,705	$2,839,265
UGL Ltd.(a)	248,662	3,021,838

Total		5,861,103
BELGIUM 0.4%
EVS Broadcast Equipment SA(a)(b)	40,123	2,050,685
BRAZIL 2.5%
Localiza Rent a Car SA(a)	385,000	5,284,010
Mills Estruturas e Servicos de Engenharia SA(a)	190,200	1,804,873
MRV Engenharia e Participacoes SA(a)	326,200	1,871,245
Multiplus SA(a)	114,100	1,972,779
Odontoprev SA(a)	140,000	1,996,515

Total		12,929,422
CANADA 5.8%
AG Growth International, Inc.(a)(b)	73,874	2,717,838
Alliance Grain Traders, Inc.(a)	75,900	1,547,429
Athabasca Oil Sands Corp.(a)	68,000	833,688
Baytex Energy Corp. Unit(a)(b)(c)	57,713	3,227,396
Black Diamond Group Ltd.(a)(b)	95,994	1,739,435
Canacol Energy Ltd.(a)(c)	633,100	478,515
CCL Industries, Inc., Class B(a)	125,968	3,871,468
Celtic Exploration Ltd.(a)(c)	65,800	1,477,150
Crew Energy, Inc.(a)(c)	95,100	1,050,184
Deethree Exploration Ltd.(a)	280,234	563,907
DeeThree Exploration Ltd.(a)(c)	207,000	416,540
Horizon North Logistics, Inc.(a)	216,409	989,905
Ivanhoe Mines Ltd.(a)(c)	81,919	1,451,605
Ivanhoe Mines Ltd.(a)(c)	96,235	1,708,850
Madalena Ventures, Inc.(a)(c)	465,000	415,362
Onex Corp.(a)	59,900	1,950,903
Pan Orient Energy Corp.(a)(c)	132,433	253,491
ShawCor Ltd., Class A(a)	108,838	3,085,390
Southern Arc Minerals, Inc.(a)(c)	674,492	450,213
Sterling Resources Ltd.(a)(c)	225,000	368,834
Tahoe Resources, Inc.(a)(c)	86,642	1,503,637

Total		30,101,740
CAYMAN ISLANDS 0.4%
Mongolian Mining Corp.(a)(c)	3,075,000	2,305,404
CHILE 0.4%
Sociedad Quimica y Minera de Chile SA, ADR(a)(b)	35,545	1,914,098
CHINA 3.0%
51job, Inc., ADR(a)(c)	23,600	989,784
China Yurun Food Group Ltd.(a)(b)	1,104,500	1,443,668
ENN Energy Holdings Ltd.(a)	436,000	1,395,872
Netease.com, ADR(a)(c)	57,100	2,560,935
New Oriental Education & Technology Group, ADR(a)(c)	100,000	2,405,000
Noah Holdings Ltd., ADR (a)(b)(c)	37,100	228,165
Want Want China Holdings Ltd.(a)	1,779,400	1,772,427
CHINA (cont.)
Zhaojin Mining Industry Co., Ltd., Class H(a)(b)	3,184,960	$5,051,788

Total		15,847,639
CZECH REPUBLIC 0.4%
Komercni Banka AS(a)	11,941	2,012,671
DENMARK 1.3%
Novozymes A/S(a)(c)	151,145	4,665,960
SimCorp AS(a)(b)	15,052	2,298,436

Total		6,964,396
FINLAND 0.3%
Stockmann OYJ Abp, Class B (a)(b)	95,303	1,477,685
FRANCE 2.7%
Eurofins Scientific(a)	49,000	3,572,351
Hi-Media SA(a)(b)(c)	150,963	431,799
Mersen(a)	41,196	1,244,974
Neopost SA(a)(b)	49,123	3,309,843
Norbert Dentressangle SA (a)(b)	22,300	1,558,536
Rubis(a)	32,396	1,693,913
Saft Groupe SA(a)	87,000	2,460,305

Total		14,271,721
GERMANY 3.8%
Bertrandt AG(a)(b)	14,500	951,656
CTS Eventim AG(a)(b)	73,436	2,205,034
Deutsche Beteiligungs AG(a)	27,524	555,006
Duerr AG(a)	57,038	2,509,930
ElringKlinger AG(a)(b)	48,200	1,196,503
Rational AG(a)(b)	13,898	3,025,496
Rheinmetall AG(a)(b)	63,700	2,822,462
Rhoen Klinikum AG(a)	146,677	2,794,397
Wirecard AG(a)	231,765	3,725,527

Total		19,786,011
GREECE 0.1%
Intralot SA-Integrated Lottery Systems & Services(a)	624,200	543,697
GUERNSEY 0.1%
SKIL Ports & Logistics Ltd.(a)(c)	135,000	333,351
HONG KONG 3.9%
AAC Technologies Holdings, Inc.(a)	794,000	1,776,438
AMVIG Holdings Ltd.(a)	2,757,900	1,461,389
Digital China Holdings Ltd.(a)	1,044,900	1,614,858
Lifestyle International Holdings Ltd.(a)	1,640,000	3,609,809
Melco Crown Entertainment Ltd., ADR(a)(b)(c)	641,700	6,173,154
Melco International Development Ltd.(a)(b)(c)	617,000	455,325
MGM China Holdings Ltd.(a)(b)(c)	1,092,800	1,421,636
NagaCorp Ltd.(a)	3,351,300	843,654
REXLot Holdings Ltd.(a)(b)	19,225,000	1,258,422
HONG KONG (cont.)
SA SA International Holdings Ltd.(a)(b)	3,588,000	$1,977,623

Total		20,592,308
INDIA 1.9%
Asian Paints Ltd.(a)	31,300	1,527,817
Jain Irrigation Systems Ltd.(a)	1,095,735	1,782,180
Jain Irrigation Systems Ltd. — DVR(a)(c)	46,467	30,844
Manappuram Finance Ltd.(a)	1,515,000	1,311,900
Mundra Port and Special Economic Zone Ltd.(a)	721,200	1,627,787
REI Agro Ltd.(a)	2,991,800	928,484
S Kumars Nationwide Ltd.(a)	939,200	417,416
Shriram Transport Finance Co., Ltd.(a)	142,600	1,128,065
Titan Industries Ltd.(a)	76,700	246,628
United Breweries Ltd.(a)	140,600	1,015,910

Total		10,017,031
INDONESIA 0.2%
Jasa Marga (persero) Tbk Pt(a)	601,100	278,101
PT Ace Hardware Indonesia Tbk(a)	691,500	312,429
Tower Bersama Infrastructure(a)	1,209,500	316,615

Total		907,145
IRELAND 0.7%
Paddy Power PLC(a)	26,600	1,532,521
United Drug PLC(a)	855,000	2,268,497

Total		3,801,018
ISRAEL 0.6%
Israel Chemicals Ltd.(a)	289,118	2,996,631
ITALY 1.5%
Ansaldo STS SpA(a)(b)	234,766	2,226,540
CIR — Compagnie Industriali Riunite SpA(a)(b)	1,241,800	1,980,337
Geox SpA(a)(b)	485,000	1,355,813
Pirelli & C SpA(a)(b)	165,000	1,383,163
Tod’s SpA(a)(b)	14,500	1,177,880

Total		8,123,733
JAPAN 17.3%
Advance Residence Investment Corp.(a)	1,280	2,469,387
Aeon Delight Co., Ltd.(a)	187,020	3,770,158
Aeon Mall Co., Ltd.(a)	80,701	1,712,050
Ain Pharmaciez, Inc.(a)	63,697	3,065,190
Asahi Diamond Industrial Co., Ltd.(a)(b)	168,900	2,032,380
Daiseki Co., Ltd.(a)	121,524	1,974,563
Disco Corp.(a)	28,000	1,457,962
Doshisha Co., Ltd.(a)	2,200	63,446
FP Corp.(a)	22,000	1,425,357
Fukuoka REIT Corp.(a)	251	1,649,137
Glory Ltd.(a)	96,720	2,080,478
Gree, Inc.(a)(b)	104,400	3,588,883
Hamamatsu Photonics KK(a)	42,060	1,466,429
Hoshizaki Electric Co., Ltd.(a)	163,800	3,842,799

The accompanying Notes to Financial Statements are an integral part of this statement.

164	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Columbia Wanger International Equities Fund

Issuer	Shares	Value
Common Stocks (continued)
JAPAN (cont.)
Ibiden Co., Ltd.(a)	104,753	$2,062,384
Icom, Inc.(a)(b)	64,056	1,638,113
Japan Airport Terminal Co., Ltd.(a)(b)	218,419	2,842,370
Jupiter Telecommunications Co., Ltd.(a)	2,382	2,411,077
Kansai Paint Co., Ltd.(a)(b)	606,111	5,398,395
Kenedix Realty Investment Corp.(a)	530	1,536,683
Kintetsu World Express, Inc.(a)	85,908	2,495,241
Kuraray Co., Ltd.(a)	273,800	3,885,678
MISUMI Group, Inc.(a)(b)	70,700	1,617,991
Miura Co., Ltd.(a)	55,192	1,554,525
Mori Hills REIT Investment Corp.(a)(b)	550	1,796,165
Nakanishi, Inc.(a)	27,739	2,559,929
NGK Insulators Ltd.(a)	225,000	2,663,891
Orix JREIT, Inc.(a)	698	2,870,592
Park24 Co., Ltd.(a)	183,000	2,420,459
Pigeon Corp.(a)	41,100	1,675,166
Seven Bank Ltd.(a)(b)	2,126,700	4,161,789
Shimadzu Corp.(a)	247,400	2,086,333
Shinsei Bank Ltd.(a)	2,415,000	2,497,022
Sintokogio Ltd.(a)	177,800	1,559,137
Start Today Co., Ltd.(a)(b)	45,267	1,061,966
Torishima Pump Manufacturing Co., Ltd.(a)	123,471	1,580,197
Tsumura & Co.(a)(b)	81,480	2,402,053
Ushio, Inc.(a)	128,801	1,851,222
Wacom Co., Ltd.(a)(b)	2,172	3,294,101

Total		90,520,698
KAZAKHSTAN 0.1%
Halyk Savings Bank of Kazakhstan JSC, GDR (a)(b)(c)	151,500	736,290
LUXEMBOURG 0.9%
GlobeOp Financial Services SA(a)	363,400	1,608,426
L’Occitane International SA(a)(b)	1,460,000	2,927,850

Total		4,536,276
MALTA 0.3%
Unibet Group PLC, SDR(a)(b)	60,400	1,391,068
MEXICO 0.6%
Grupo Aeroportuario del Sureste SAB de CV, ADR(a)	58,498	3,272,378
NETHERLANDS 6.0%
Aalberts Industries NV(a)	239,138	4,017,368
Arcadis NV(a)	114,812	1,798,005
Core Laboratories NV(a)(b)	20,908	2,382,466
Fugro NV-CVA(a)(b)	73,355	4,262,320
Gemalto NV(a)(b)	109,400	5,320,990
Imtech NV(a)(b)	179,232	4,642,901
Koninklijke Ten Cate NV(a)(b)	130,784	3,598,622
Koninklijke Vopak NV(a)	29,466	1,556,918
Unit 4 NV(a)	149,186	3,533,438

Total		31,113,028
NORWAY 0.4%
Atea ASA(a)	220,336	2,210,415
PHILIPPINES 0.7%
International Container Terminal Services, Inc.(a)	790,700	$956,949
Manila Water Co., Inc.(a)	1,598,300	707,738
SM Prime Holdings, Inc.(a)	6,412,400	1,945,729

Total		3,610,416
PORTUGAL 0.4%
REN — Redes Energeticas Nacionais SA(a)	695,900	1,900,411
SINGAPORE 3.9%
Ascendas Real Estate Investment Trust(a)	1,980,000	2,795,802
CDL Hospitality Trusts(a)	1,612,300	1,921,109
Goodpack Ltd.(a)	1,311,000	1,399,584
Mapletree Commercial Trust(a)(b)	2,961,000	1,940,780
Mapletree Industrial Trust(a)	3,400,000	2,817,191
Mapletree Logistics Trust(a)	4,583,000	2,982,987
Olam International Ltd.(a)(b)	3,024,900	4,958,324
Singapore Exchange Ltd.(a)	320,000	1,512,541

Total		20,328,318
SOUTH AFRICA 4.1%
Adcock Ingram Holdings Ltd.(a)	447,200	3,420,803
Coronation Fund Managers Ltd.(a)	920,000	2,587,039
Massmart Holdings Ltd.(a)	87,000	1,821,465
Mr. Price Group Ltd.(a)	348,831	3,448,317
Naspers Ltd., Class N(a)	107,300	4,694,587
Northam Platinum Ltd.(a)	694,900	2,582,455
RMI Holdings(a)	1,750,500	2,905,736

Total		21,460,402
SOUTH KOREA 1.2%
Handsome Co., Ltd.(a)(c)	5,900	152,268
MegaStudy Co., Ltd.(a)(c)	5,100	487,484
NHN Corp.(a)(c)	9,700	1,777,770
Woongjin Coway Co., Ltd.(a)(c)	116,500	3,709,754

Total		6,127,276
SPAIN 0.4%
Red Electrica Corp. SA(a)	45,313	1,939,142
SWEDEN 1.8%
East Capital Explorer AB(a)	87,577	683,991
Hexagon AB, Class B(a)(b)	383,757	5,737,912
Sweco AB, Class B(a)	371,705	3,105,621

Total		9,527,524
SWITZERLAND 3.7%
Bank Sarasin & Cie AG, Class B(a)	65,253	1,906,947
Dufry AG, Registered Shares(a)(c)	29,600	2,724,284
Geberit AG(a)(c)	21,559	4,154,348
Kuehne & Nagel International AG(a)	27,113	3,045,269
Partners Group Holding AG(a)(b)	25,780	4,498,395
Sika AG(a)	1,469	2,768,157

Total		19,097,400
TAIWAN 5.7%
Advantech Co., Ltd.(a)	618,000	1,708,816
Chroma ATE, Inc.(a)	811,600	1,590,463
CTCI Corp.(a)	1,307,000	1,781,078
TAIWAN (cont.)
Far EasTone Telecommunications Co., Ltd.(a)	3,430,000	$6,443,254
Formosa International Hotels Corp.(a)	42,009	543,553
Lung Yen Life Service Corp.(a)	209,800	613,238
Pchome Online, Inc.(a)	201,100	1,235,153
President Chain Store Corp.(a)	628,500	3,422,742
Radiant Opto-Electronics Corp.(a)	516,000	1,472,095
Simplo Technology Co., Ltd.(a)	503,938	2,932,768
St. Shine Optical Co., Ltd.(a)	229,000	2,415,330
Taiwan Hon Chuan Enterprise Co., Ltd.(a)	852,500	1,569,792
Taiwan Mobile Co., Ltd.(a)	599,000	1,866,220
Tripod Technology Corp.(a)	950,000	2,288,217

Total		29,882,719
THAILAND 0.8%
Home Product Center PCL, Foreign Registered Shares(a)	11,500,000	4,004,619
UNITED KINGDOM 7.1%
Abcam PLC(a)(c)	258,000	1,462,460
Archipelago Resources PLC(a)(b)(c)	2,589,930	2,780,319
Charles Taylor Consulting PLC(a)	1,057,000	2,086,783
Chemring Group PLC(a)(c)	555,500	3,449,903
Domino’s Pizza UK & IRL PLC(a)	228,900	1,430,814
Greggs PLC(a)	43,436	341,328
Intertek Group PLC(a)	138,900	4,389,733
Jardine Lloyd Thompson Group PLC(a)	281,000	3,008,930
Kesa Electricals PLC(a)	216,800	226,593
Mail.ru Group Ltd., GDR(a)(c)(f)	57,700	1,500,200
Next PLC(a)	39,000	1,657,719
Petropavlovsk PLC(a)	193,400	1,847,154
Premier Oil PLC(a)(c)	228,859	1,290,167
PureCircle Ltd.(a)(b)(c)	381,457	562,783
Rotork PLC(a)	66,918	2,005,726
Serco Group PLC(a)	312,703	2,301,876
Shaftesbury PLC(a)	158,800	1,152,192
Smith & Nephew PLC(a)	161,498	1,568,794
Tullow Oil PLC(a)	66,286	1,443,249
Workspace Group PLC(a)(c)	719,000	2,520,740

Total		37,027,463
UNITED STATES 4.8%
Alexion Pharmaceuticals, Inc.(c)	58,348	4,171,882
Atwood Oceanics, Inc.(b)(c)	87,871	3,496,387
BioMarin Pharmaceutical, Inc.(b)(c)	112,740	3,876,001
FMC Technologies, Inc.(b)(c)	56,142	2,932,297
Gulf United Energy, Inc.(c)	2,021,864	434,701
Hornbeck Offshore Services, Inc.(c)	50,500	1,566,510
Oil States International, Inc.(c)	24,747	1,889,928

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	165

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

Issuer	Shares	Value
Common Stocks (continued)
UNITED STATES (cont.)
Textainer Group Holdings Ltd.(a)(b)	90,461	$2,634,224
World Fuel Services Corp.(b)	92,516	3,883,822

Total		24,885,752
Total Common Stocks
(Cost: $473,401,387)		$476,409,084

Preferred Stocks 0.4%
BRAZIL 0.4%
Suzano Papel e
Celulose SA(a)	568,200	$2,053,166
Total Preferred Stocks
(Cost: $4,530,079)		$2,053,166

	Shares	Value
Money Market Funds 8.3%
Columbia Short-Term Cash Fund, 0.141%(d)(e)	43,236,307	$43,236,307
Total Money Market Funds
(Cost: $43,236,307)		$43,236,307

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 13.2%
Asset-Backed Commercial Paper 1.2%
Atlantis One
02/01/12	0.370%	$1,999,137	$1,999,137
Grampian Funding LLC
01/18/12	0.310%	1,999,466	1,999,466
Thames Asset Global Securities
01/18/12	0.320%	1,999,466	1,999,466

Total			5,998,069
Certificates of Deposit 0.4%
Standard Chartered Bank PLC
03/05/12	0.630%	2,000,000	2,000,000
Repurchase Agreements 11.6%
Citigroup Global Markets, Inc. dated 12/30/11, matures 01/03/12, repurchase price $10,000,056(g)
	0.050%	10,000,000	10,000,000
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $15,000,167(g)
	0.100%	15,000,000	15,000,000
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $2,000,011(g)
	0.050%	2,000,000	2,000,000
Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $14,000,156 (g)
	0.100%	$14,000,000	$14,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $10,000,156(g)
	0.140%	10,000,000	10,000,000
Royal Bank of Canada dated 12/30/11, matures 01/03/12, repurchase price $9,638,512 (g)
	0.040%	9,638,470	9,638,470

Total			60,638,470
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $68,636,539)			$68,636,539
Total Investments
(Cost: $589,804,312)			$590,335,096
Other Assets & Liabilities, Net			(68,754,351)
Net Assets			$521,580,745

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at December 31, 2011:

Industry	Percentage of Net Assets		Value
Aerospace & Defense	0.7%		$3,449,903
Air Freight & Logistics	1.0		5,453,362
Auto Components	0.5		2,579,666
Beverages	0.2		1,015,910
Biotechnology	1.8		9,510,343
Building Products	0.8		4,154,348
Capital Markets	2.0		10,459,542
Chemicals	4.4		23,156,738
Commercial Banks	1.8		9,407,772
Commercial Services & Supplies	2.9		15,169,174
Communications Equipment	1.0		5,465,235
Computers & Peripherals	2.5		13,256,674
Construction & Engineering	2.9		15,279,298
Consumer Finance	0.5		2,439,964
Containers & Packaging	1.6		8,328,005
Distributors	0.0	*	63,446
Diversified Consumer Services	0.6		2,892,484
Diversified Financial Services	1.0		5,071,870
Electric Utilities	0.4		1,939,142
Electrical Equipment	1.1		5,556,501
Electronic Equipment, Instruments & Components	3.2		16,846,595
Energy Equipment & Services	3.8		19,615,299

The accompanying Notes to Financial Statements are an integral part of this statement.

166	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Columbia Wanger International Equities Fund

Summary of Investments in Securities by Industry (continued)

Industry	Percentage of Net Assets	Value
Food & Staples Retailing	2.5%	$13,267,722
Food Products	1.3	6,596,119
Gas Utilities	0.6	3,089,785
Health Care Equipment & Supplies	1.8	9,383,317
Health Care Providers & Services	1.4	7,059,410
Hotels, Restaurants & Leisure	3.0	15,593,844
Household Durables	1.1	5,580,998
Household Products	0.3	1,675,166
Industrial Conglomerates	0.9	4,802,800
Insurance	1.5	8,001,449
Internet & Catalog Retail	0.2	1,061,966
Internet Software & Services	2.0	10,662,941
IT Services	1.1	5,935,942
Life Sciences Tools & Services	0.7	3,572,351
Machinery	6.0	31,402,790
Marine	0.6	3,045,270
Media	1.9	9,742,496
Metals & Mining	3.8	19,681,425
Multiline Retail	1.3	6,745,212
Multi-Utilities	0.4	1,900,411
Office Electronics	0.6	3,309,843
Oil, Gas & Consumable Fuels	3.1	16,137,007
Paper & Forest Products	0.4	2,053,166
Pharmaceuticals	1.1	5,822,855
Professional Services	1.2	6,331,173
Real Estate Investment Trusts (REITs)	5.1	26,452,764
Real Estate Management & Development	0.7	3,657,780
Road & Rail	1.0	5,284,010
Semiconductors & Semiconductor Equipment	0.6	2,930,057
Software	1.1	5,831,873
Specialty Retail	3.0	15,621,714
Textiles, Apparel & Luxury Goods	1.3	6,948,627
Trading Companies & Distributors	1.2	6,057,089
Transportation Infrastructure	2.5	13,094,394
Water Utilities	0.1	707,738
Wireless Telecommunication Services	1.6	8,309,475
Other(1)	21.5	111,872,846
Total		$590,335,096

*	Rounds to less than 0.1%.

(1)	Includes Cash Equivalents.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2011
Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley	Jan. 4, 2012	56,798 (USD	)	4,407,523 (JPY	)	$465	$—
Morgan Stanley	Jan. 4, 2012	13,165,460 (JPY	)	169,658 (USD	)	—	(1,389)
Morgan Stanley	Jan. 5, 2012	739,778 (JPY	)	9,510 (USD	)	—	(101)
Morgan Stanley	Jan. 6, 2012	371,332 (JPY	)	4,801 (USD	)	—	(23)
Total						$465	$(1,513)

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	167

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

Notes to Portfolio of Investments

(a)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $456,210,722 or 87.47% of net assets.

(b)	At December 31, 2011, security was partially or fully on loan.
(c)	Non-income producing.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$35,727,879	$131,407,454	$(123,899,026)	$—	$43,236,307	$56,465	$43,236,307

(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $1,500,200 or 0.29% of net assets.

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$6,311,911
Freddie Mac REMICS	3,107,248
Government National Mortgage Association	780,841
Total Market Value of Collateral Securities	$10,200,000

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$9,937,619
Federal National Mortgage Association	136,761
Freddie Mac Gold Pool	3,481,660
Freddie Mac Non Gold Pool	1,137,659
Ginnie Mae I Pool	605,592
Ginnie Mae II Pool	709
Total Market Value of Collateral Securities	$15,300,000

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Fannie Mae Interest Strip	$388,303
Fannie Mae REMICS	879,369
Federal Home Loan Mortgage Corp	646,721
Federal National Mortgage Association	125,619
Total Market Value of Collateral Securities	$2,040,012

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$7,072,194
Ginnie Mae I Pool	3,504,299
Ginnie Mae II Pool	3,703,507
Total Market Value of Collateral Securities	$14,280,000

The accompanying Notes to Financial Statements are an integral part of this statement.

168	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Columbia Wanger International Equities Fund

Notes to Portfolio of Investments (continued

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$2,593,413
Fannie Mae REMICS	945,601
Fannie Mae Whole Loan	3,125
Fannie Mae-Aces	11,475
Federal Farm Credit Bank	88,075
Federal Home Loan Banks	99,335
Federal Home Loan Mortgage Corp	79,092
Federal National Mortgage Association	164,094
Freddie Mac Gold Pool	1,114,165
Freddie Mac Non Gold Pool	334,161
Freddie Mac Reference REMIC	27
Freddie Mac REMICS	754,297
Ginnie Mae I Pool	1,297,604
Ginnie Mae II Pool	1,738,407
Government National Mortgage Association	426,631
United States Treasury Bill	16,061
United States Treasury Note/Bond	521,403
United States Treasury Strip Coupon	13,035
Total Market Value of Collateral Securities	$10,200,001

Royal Bank of Canada (0.040%)

Security Description	Value
Fannie Mae Pool	$8,692,258
Fannie Mae REMICS	19,207
Freddie Mac Gold Pool	553,413
Freddie Mac Non Gold Pool	566,361
Total Market Value of Collateral Securities	$9,831,239

Abbreviation Legend
ADR	American Depositary Receipt
DVR	Differential Voting Rights
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

Currency Legend
JPY	Japanese Yen
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	169

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger International Equities Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

170	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Columbia Wanger International Equities Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$10,449,399	$56,381,055	$—	$66,830,454
Consumer Staples	1,547,429	21,007,488	—	22,554,917
Energy	28,756,568	6,995,736	—	35,752,304
Financials	2,179,068	63,312,074	—	65,491,142
Health Care	10,044,398	25,303,879	—	35,348,277
Industrials	21,405,227	97,674,883	—	119,080,110
Information Technology	2,560,934	61,678,226	—	64,239,160
Materials	10,899,872	40,266,297	—	51,166,169
Telecommunication Services	—	8,309,475	—	8,309,475
Utilities	—	7,637,076	—	7,637,076
Preferred Stocks
Materials	2,053,166	—	—	2,053,166
Total Equity Securities	89,896,061	388,566,189	—	478,462,250
Other
Money Market Funds	43,236,307	—	—	43,236,307
Investments of Cash Collateral Received for Securities on Loan	—	68,636,539	—	68,636,539
Total Other	43,236,307	68,636,539	—	111,872,846
Investments in Securities	133,132,368	457,202,728	—	590,335,096
Derivatives(c)
Assets
Forward Foreign Currency Exchange Contracts	—	465	—	465
Liabilities
Forward Foreign Currency Exchange Contracts	—	(1,513)	—	(1,513)
Total	$133,132,368	$457,201,680	$—	$590,334,048

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	171

Portfolio of Investments

Variable Portfolio – Columbia Wanger U.S. Equities Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.0%
CONSUMER DISCRETIONARY 14.2%
Auto Components 0.5%
Drew Industries, Inc.(a)(b)	127,000	$3,115,310
Automobiles 0.2%
Thor Industries, Inc.(b)	50,000	1,371,500
Distributors 0.6%
Pool Corp.(b)	131,000	3,943,100
Hotels, Restaurants & Leisure 4.4%
Bally Technologies, Inc.(a)(b)	156,000	6,171,360
Gaylord Entertainment Co.(a)(b)	362,000	8,738,680
Life Time Fitness, Inc.(a)(b)	99,000	4,628,250
Penn National Gaming, Inc.(a)	95,000	3,616,650
Pinnacle Entertainment, Inc.(a)(b)	448,000	4,551,680
WMS Industries, Inc.(a)(b)	75,000	1,539,000

Total		29,245,620
Household Durables 0.9%
Cavco Industries, Inc.(a)(b)	101,000	4,046,060
Jarden Corp.	57,000	1,703,160
Skullcandy, Inc.(a)(b)	55,000	688,600

Total		6,437,820
Internet & Catalog Retail 1.0%
Gaiam, Inc., Class A(a)	8,000	25,920
HomeAway, Inc.(a)(b)	90,500	2,104,125
Shutterfly, Inc.(a)(b)	162,000	3,687,120
U.S. Auto Parts Network, Inc.(a)(b)	200,000	874,000

Total		6,691,165
Media 0.1%
Entravision Communications Corp., Class A	271,000	422,760
Salem Communications Corp., Class A(a)	192,000	493,440

Total		916,200
Multiline Retail 0.4%
Saks, Inc.(a)(b)	284,000	2,769,000
Specialty Retail 2.3%
Aaron’s, Inc.	47,000	1,253,960
Abercrombie & Fitch Co., Class A	189,000	9,230,760
Pier 1 Imports, Inc.(a)(b)	247,000	3,440,710
Teavana Holdings, Inc.(a)(b)	67,800	1,273,284

Total		15,198,714
Textiles, Apparel & Luxury Goods 3.8%
Deckers Outdoor Corp.(a)	16,000	1,209,120
Lululemon Athletica, Inc.(a)(b)	327,000	15,257,820
True Religion Apparel, Inc.(a)(b)	103,300	3,572,114
Warnaco Group, Inc. (The)(a)(b)	107,000	5,354,280

Total		25,393,334
TOTAL CONSUMER DISCRETIONARY		95,081,763
CONSUMER STAPLES 0.4%
Food & Staples Retailing —%
Fresh Market, Inc. (The)(a)(b)	5,000	199,500
Food Products 0.4%
Diamond Foods, Inc.(b)	71,000	2,291,170
TOTAL CONSUMER STAPLES		2,490,670
ENERGY 7.9%
Energy Equipment & Services 5.0%
Atwood Oceanics, Inc.(a)(b)	240,900	$9,585,411
Core Laboratories NV(b)(c)	34,000	3,874,300
FMC Technologies, Inc.(a)(b)	338,200	17,664,186
Hornbeck Offshore Services, Inc.(a)(b)	78,000	2,419,560

Total		33,543,457
Oil, Gas & Consumable Fuels 2.9%
Houston American Energy Corp.(a)(b)	117,000	1,426,230
Northern Oil and Gas, Inc.(a)(b)	36,000	863,280
Oasis Petroleum, Inc.(a)(b)	31,500	916,335
Petroleum Development Corp.(a)	14,600	512,606
Quicksilver Resources, Inc.(a)(b)	66,400	445,544
Rosetta Resources, Inc.(a)(b)	84,000	3,654,000
SM Energy Co.(b)	82,000	5,994,200
Swift Energy Co.(a)	62,000	1,842,640
World Fuel Services Corp.(b)	94,000	3,946,120

Total		19,600,955
TOTAL ENERGY		53,144,412
FINANCIALS 14.8%
Capital Markets 1.3%
Eaton Vance Corp.(b)	234,000	5,531,760
SEI Investments Co.	185,000	3,209,750

Total		8,741,510
Commercial Banks 5.8%
Associated Banc-Corp.	273,000	3,049,410
City National Corp.	98,000	4,329,640
CVB Financial Corp.	80,000	802,400
First Busey Corp.(b)	692,000	3,460,000
Green Bankshares, Inc.(a)	23,009	28,991
Guaranty Bancorp(a)	291,000	427,770
Hancock Holding Co.	122,918	3,929,688
Hudson Valley Holding Corp.	11,500	244,030
Lakeland Financial Corp.(b)	170,000	4,397,900
MB Financial, Inc.(b)	177,000	3,026,700
Pacific Continental Corp.(b)	155,295	1,374,361
Sandy Spring Bancorp, Inc.(b)	57,000	1,000,350
SVB Financial Group(a)	64,000	3,052,160
TCF Financial Corp.(b)	271,000	2,796,720
Valley National Bancorp(b)	364,999	4,515,038
Virginia Commerce Bancorp, Inc.(a)(b)	266,700	2,061,591

Total		38,496,749
Consumer Finance 0.1%
World Acceptance Corp.(a)	10,000	735,000
Diversified Financial Services 0.5%
Leucadia National Corp.	148,000	3,365,520
Insurance 0.6%
Allied World Assurance Co. Holdings AG(c)	24,000	1,510,320
Enstar Group Ltd.(a)(b)(c)	19,500	1,914,900
Tower Group, Inc.(b)	33,000	665,610

Total		4,090,830
Real Estate Investment Trusts (REITs) 5.0%
Associated Estates Realty Corp.(b)	162,000	2,583,900
BioMed Realty Trust, Inc.(b)	492,000	8,895,360
DCT Industrial Trust, Inc.(b)	202,000	1,034,240
FINANCIALS (cont.)
Real Estate Investment Trusts (REITs) (cont.)
Digital Realty Trust, Inc.(b)	18,000	$1,200,060
DuPont Fabros Technology, Inc.(b)	94,000	2,276,680
Education Realty Trust, Inc.(b)	156,000	1,595,880
Extra Space Storage, Inc.(b)	413,000	10,006,990
Kilroy Realty Corp.(b)	99,000	3,768,930
Kite Realty Group Trust(b)	510,000	2,300,100

Total		33,662,140
Thrifts & Mortgage Finance 1.5%
Berkshire Hills Bancorp, Inc.(b)	81,000	1,797,390
Kaiser Federal Financial Group, Inc.(b)	21,541	276,156
Provident New York Bancorp	210,000	1,394,400
TrustCo Bank Corp.(b)	633,500	3,553,935
ViewPoint Financial Group(b)	254,000	3,304,540

Total		10,326,421
TOTAL FINANCIALS		99,418,170
HEALTH CARE 11.6%
Biotechnology 5.7%
Alexion Pharmaceuticals, Inc.(a)	97,000	6,935,500
Anthera Pharmaceuticals, Inc.(a)(b)	85,000	521,900
BioMarin Pharmaceutical, Inc.(a)(b)	180,000	6,188,400
Cepheid, Inc.(a)(b)	146,800	5,051,388
Chelsea Therapeutics International Ltd.(a)	305,000	1,564,650
Horizon Pharma, Inc.(a)	75,000	300,000
InterMune, Inc.(a)(b)	132,000	1,663,200
Isis Pharmaceuticals, Inc.(a)(b)	298,000	2,148,580
Micromet, Inc.(a)(b)	368,000	2,645,920
NPS Pharmaceuticals, Inc.(a)(b)	390,000	2,570,100
Onyx Pharmaceuticals, Inc.(a)	80,000	3,516,000
Seattle Genetics, Inc.(a)(b)	277,000	4,630,055

Total		37,735,693
Health Care Equipment & Supplies 2.2%
Gen-Probe, Inc.(a)	50,000	2,956,000
Hill-Rom Holdings, Inc.	177,000	5,963,130
Sirona Dental Systems, Inc.(a)	124,000	5,460,960

Total		14,380,090
Health Care Providers & Services 0.5%
Community Health Systems, Inc.(a)	57,000	994,650
Health Management Associates, Inc., Class A(a)	348,500	2,568,445

Total		3,563,095
Health Care Technology 0.4%
Quality Systems, Inc.	73,500	2,718,765
Life Sciences Tools & Services 1.6%
eResearchTechnology, Inc.(a)(b)	16,000	75,040
Mettler-Toledo International, Inc.(a)(b)	72,000	10,635,120

Total		10,710,160
Pharmaceuticals 1.2%
Akorn, Inc.(a)(b)	395,000	4,392,400
Alimera Sciences, Inc.(a)(b)	98,100	122,625
Auxilium Pharmaceuticals, Inc.(a)	186,100	3,708,973

Total		8,223,998
TOTAL HEALTH CARE		77,331,801

The accompanying Notes to Financial Statements are an integral part of this statement.

172	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Columbia Wanger U.S. Equities Fund

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS 22.6%
Aerospace & Defense 1.4%
HEICO Corp., Class A	90,500	$3,561,175
Moog, Inc., Class A(a)(b)	140,000	6,150,200

Total		9,711,375
Air Freight & Logistics 0.2%
Forward Air Corp.(b)	43,000	1,378,150
Building Products 0.3%
Fortune Brands Home & Security, Inc.(a)	100,000	1,703,000
Commercial Services & Supplies 2.2%
Acorn Energy, Inc.(b)	225,000	1,359,000
Clean Harbors, Inc.(a)(b)	37,000	2,358,010
Herman Miller, Inc.(b)	97,000	1,789,650
Knoll, Inc.(b)	379,000	5,628,150
McGrath Rentcorp(b)	136,100	3,945,539

Total		15,080,349
Electrical Equipment 5.4%
Acuity Brands, Inc.(b)	107,500	5,697,500
AMETEK, Inc.	376,500	15,850,650
GrafTech International Ltd.(a)	349,900	4,776,135
II-VI, Inc.(a)(b)	549,000	10,079,640

Total		36,403,925
Machinery 8.9%
Albany International Corp., Class A(b)	173,000	3,999,760
Donaldson Co., Inc.	175,000	11,914,000
ESCO Technologies, Inc.(b)	178,000	5,122,840
Kennametal, Inc.	235,000	8,582,200
Middleby Corp.(a)(b)	7,900	742,916
Nordson Corp.(b)	334,000	13,754,120
Oshkosh Corp.(a)	65,000	1,389,700
Pentair, Inc.(b)	190,000	6,325,100
Toro Co. (The)	62,400	3,785,184
WABCO Holdings, Inc.(a)	51,000	2,213,400
Wabtec Corp.	22,000	1,538,900

Total		59,368,120
Professional Services 0.8%
GP Strategies Corp.(a)(b)	129,000	1,738,920
Navigant Consulting, Inc.(a)(b)	175,000	1,996,750
RCM Technologies, Inc.(a)	233,000	1,206,940
RPX Corp.(a)	32,000	404,800

Total		5,347,410
Road & Rail 1.3%
Avis Budget Group, Inc.(a)(b)	373,500	4,003,920
Heartland Express, Inc.(b)	81,000	1,157,490
Hertz Global Holdings, Inc.(a)	294,000	3,445,680

Total		8,607,090
Trading Companies & Distributors 2.1%
CAI International, Inc.(a)(b)	176,000	2,720,960
H&E Equipment Services, Inc.(a)(b)	272,400	3,655,608
Rush Enterprises, Inc., Class A(a)(b)	153,100	3,202,852
Rush Enterprises, Inc., Class B(a)	32,000	549,440
Textainer Group Holdings Ltd.(b)(c)	130,000	3,785,600

Total		13,914,460
TOTAL INDUSTRIALS		151,513,879
INFORMATION TECHNOLOGY 21.9%
Communications Equipment 2.2%
Finisar Corp.(a)(b)	399,800	$6,694,651
Infinera Corp.(a)(b)	158,000	992,240
Ixia(a)(b)	299,000	3,142,490
Netgear, Inc.(a)(b)	77,000	2,584,890
Polycom, Inc.(a)	84,000	1,369,200

Total		14,783,471
Electronic Equipment, Instruments & Components 2.7%
Amphenol Corp., Class A	57,000	2,587,230
IPG Photonics Corp.(a)(b)	333,000	11,278,710
Plexus Corp.(a)(b)	125,000	3,422,500
Sanmina-SCI Corp.(a)(b)	85,000	791,350

Total		18,079,790
Internet Software & Services 1.4%
Constant Contact, Inc.(a)(b)	111,000	2,576,310
Equinix, Inc.(a)	23,000	2,332,200
IntraLinks Holdings, Inc.(a)(b)	72,000	449,280
SPS Commerce, Inc.(a)(b)	117,000	3,036,150
TheStreet, Inc.	38,295	64,335
Velti PLC(a)(c)	170,000	1,156,000

Total		9,614,275
IT Services 2.3%
ExlService Holdings, Inc.(a)	310,000	6,934,700
Global Payments, Inc.	53,000	2,511,140
Hackett Group, Inc. (The)(a)(b)	218,000	815,320
Syntel, Inc.(b)	106,000	4,957,620

Total		15,218,780
Office Electronics 0.7%
Zebra Technologies Corp., Class A(a)	123,000	4,400,940
Semiconductors & Semiconductor Equipment 4.0%
Atmel Corp.(a)	761,000	6,164,100
Entegris, Inc.(a)	453,000	3,952,425
Hittite Microwave Corp.(a)(b)	25,000	1,234,500
Microsemi Corp.(a)	293,000	4,907,750
Monolithic Power Systems, Inc. (a)(b)	233,000	3,511,310
ON Semiconductor Corp.(a)	442,000	3,412,240
Pericom Semiconductor Corp.(a)(b)	117,000	890,370
TriQuint Semiconductor, Inc.(a)(b)	316,000	1,538,920
Ultratech, Inc.(a)	54,000	1,326,780

Total		26,938,395
Software 8.6%
Advent Software, Inc.(a)	169,000	4,116,840
ANSYS, Inc.(a)	120,000	6,873,600
Ariba, Inc.(a)	100,000	2,808,000
Blackbaud, Inc.(b)	159,000	4,404,300
Concur Technologies, Inc.(a)(b)	107,000	5,434,530
Informatica Corp.(a)	295,000	10,894,350
MICROS Systems, Inc.(a)	334,000	15,557,720
NetSuite, Inc.(a)(b)	147,000	5,960,850
NICE Systems Ltd., ADR(a)(c)	31,000	1,067,950
Tyler Technologies, Inc.(a)(b)	13,000	391,430

Total		57,509,570
TOTAL INFORMATION TECHNOLOGY		146,545,221
MATERIALS 0.6%
Chemicals 0.6%
Albemarle Corp.	71,000	$3,657,210
Metals & Mining —%
Augusta Resource Corp.(a)(c)	75,000	232,500
TOTAL MATERIALS		3,889,710
TELECOMMUNICATION SERVICES 4.0%
Diversified Telecommunication Services 3.4%
AboveNet, Inc.(a)(b)	127,500	8,288,775
Boingo Wireless, Inc.(a)	168,000	1,444,800
tw telecom, inc.(a)(b)	660,000	12,790,800

Total		22,524,375
Wireless Telecommunication Services 0.6%
SBA Communications Corp., Class A(a)(b)	95,000	4,081,200
TOTAL TELECOMMUNICATION SERVICES		26,605,575
Total Common Stocks
Cost: $572,117,005)		$656,021,201
	Shares	Value
Money Market Funds 2.1%
Columbia Short-Term Cash Fund, 0.141%(d)(e)	13,983,967	$13,983,967
Total Money Market Funds
(Cost: $13,983,967)		$13,983,967

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 24.8%
Asset-Backed Commercial Paper 4.6%
Amsterdam Funding Corp.
01/11/12	0.320%	$4,998,489	$4,998,489
Argento Variable Funding Company LLC
01/13/12	0.310%	1,999,449	1,999,449
Atlantis One
01/11/12	0.310%	1,999,378	1,999,378
02/01/12	0.370%	4,997,842	4,997,842
Cancara Asset Securitisation LLC
01/03/12	0.320%	4,998,444	4,998,444
01/09/12	0.310%	2,999,148	2,999,148
Gemini Securitization Corporation (FKA Twin Towers)
01/09/12	0.380%	1,999,303	1,999,303
Grampian Funding LLC
01/23/12	0.320%	4,998,489	4,998,489
Regency Markets No. 1 LLC
01/18/12	0.250%	1,999,583	1,999,583

Total			30,990,125
Certificates of Deposit 7.9%
Branch Banking & Trust Corporation
01/09/12	0.350%	7,000,000	7,000,000
Credit Suisse
03/08/12	0.540%	5,000,000	5,000,000
Development Bank of Singapore Ltd.
01/13/12	0.310%	5,000,000	5,000,000
DnB NOR ASA
03/01/12	0.450%	3,000,000	3,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	173

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger U.S. Equities Fund

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (cont.)
National Bank of Canada
05/08/12	0.425%	$3,000,000	$3,000,000
Nordea Bank AB
03/13/12	0.520%	4,000,000	4,000,000
Rabobank
01/20/12	0.331%	4,000,000	4,000,000
Standard Chartered Bank PLC
03/30/12	0.625%	3,993,691	3,993,691
Svenska Handelsbanken
02/28/12	0.490%	5,000,000	5,000,000
03/01/12	0.460%	3,000,000	3,000,000
Union Bank of Switzerland
03/02/12	0.530%	5,000,000	5,000,000
United Overseas Bank Ltd.
01/12/12	0.320%	5,000,000	5,000,000

Total			52,993,691
Commercial Paper 2.2%
HSBC Bank PLC
04/13/12	0.481%	3,990,240	3,990,240
Commercial Paper (cont.)
Suncorp Metway Ltd.
02/01/12	0.500%	$4,995,486	$4,995,486
02/08/12	0.500%	1,998,278	1,998,278
Westpac Securities NZ Ltd.
04/20/12	0.531%	3,989,223	3,989,223

Total			14,973,227
Other Short-Term Obligations 0.8%
The Goldman Sachs Group, Inc.
02/16/12	0.650%	5,000,000	5,000,000
Repurchase Agreements 9.3%
Citigroup Global Markets, Inc. dated 12/30/11, matures 01/03/12, repurchase price $5,000,028(f)
	0.050%	5,000,000	5,000,000
Goldman Sachs & Co. dated 12/07/11, matures 01/06/12, repurchase price $5,000,156(f)
	0.160%	5,000,000	5,000,000
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $2,000,022(f)
	0.100%	2,000,000	2,000,000
Repurchase Agreements (cont.)
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $25,000,278(f)
	0.100%	$25,000,000	$25,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $3,000,047(f)
	0.140%	3,000,000	3,000,000
Royal Bank of Canada dated 12/30/11, matures 01/03/12, repurchase price $22,177,667(f)
	0.040%	22,177,568	22,177,568

Total			62,177,568
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $166,134,611)			$166,134,611
Total Investments
(Cost: $752,235,583)			$836,139,779
Other Assets & Liabilities, Net			(166,564,788)
Net Assets			$669,574,991

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At December 31, 2011, security was partially or fully on loan.

(c)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $13,541,570 or 2.02% of net assets.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$2,977,593	$104,719,692	$(93,713,318)	$—	$13,983,967	$12,318	$13,983,967

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$3,155,955
Freddie Mac REMICS	1,553,624
Government National Mortgage Association	390,421
Total Market Value of Collateral Securities	$5,100,000

Goldman Sachs & Co. (0.160%)

Security Description	Value
Ginnie Mae I Pool	$5,100,000
Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

174	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Columbia Wanger U.S. Equities Fund

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$1,325,016
Federal National Mortgage Association	18,235
Freddie Mac Gold Pool	464,221
Freddie Mac Non Gold Pool	151,687
Ginnie Mae I Pool	80,746
Ginnie Mae II Pool	95
Total Market Value of Collateral Securities	$2,040,000

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$12,628,918
Ginnie Mae I Pool	6,257,677
Ginnie Mae II Pool	6,613,405
Total Market Value of Collateral Securities	$25,500,000

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$778,024
Fannie Mae REMICS	283,680
Fannie Mae Whole Loan	938
Fannie Mae-Aces	3,443
Federal Farm Credit Bank	26,423
Federal Home Loan Banks	29,800
Federal Home Loan Mortgage Corp	23,728
Federal National Mortgage Association	49,228
Freddie Mac Gold Pool	334,249
Freddie Mac Non Gold Pool	100,248
Freddie Mac Reference REMIC	8
Freddie Mac REMICS	226,289
Ginnie Mae I Pool	389,281
Ginnie Mae II Pool	521,522
Government National Mortgage Association	127,989
United States Treasury Bill	4,818
United States Treasury Note/Bond	156,421
United States Treasury Strip Coupon	3,911
Total Market Value of Collateral Securities	$3,060,000

Royal Bank of Canada (0.040%)

Security Description	Value
Fannie Mae Pool	$20,000,390
Fannie Mae REMICS	44,195
Freddie Mac Gold Pool	1,273,371
Freddie Mac Non Gold Pool	1,303,164
Total Market Value of Collateral Securities	$22,621,120

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	175

Portfolio of Investments (continued)

Variable Portfolio – Columbia Wanger U.S. Equities Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

176	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Columbia Wanger U.S. Equities Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$95,081,763	$—	$—	$95,081,763
Consumer Staples	2,490,670	—	—	2,490,670
Energy	53,144,412	—	—	53,144,412
Financials	99,418,170	—	—	99,418,170
Health Care	77,331,801	—	—	77,331,801
Industrials	151,513,879	—	—	151,513,879
Information Technology	146,545,221	—	—	146,545,221
Materials	3,889,710	—	—	3,889,710
Telecommunication Services	26,605,575	—	—	26,605,575
Total Equity Securities	656,021,201	—	—	656,021,201
Other
Money Market Funds	13,983,967	—	—	13,983,967
Investments of Cash Collateral Received for Securities on Loan	—	166,134,611	—	166,134,611
Total Other	13,983,967	166,134,611	—	180,118,578
Total	$670,005,168	$166,134,611	$—	$836,139,779

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	177

Portfolio of Investments

Variable Portfolio – DFA International Value Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 99.0%
AUSTRALIA 5.8%
Alumina Ltd.(a)	858,644	$983,027
Asciano Group(a)	431,801	1,984,279
Bank of Queensland Ltd.(a)	88,780	661,258
Bendigo and Adelaide Bank Ltd.(a)	172,587	1,412,568
Boral Ltd.(a)	326,295	1,198,142
Caltex Australia Ltd.(a)	59,741	717,349
Echo Entertainment Group Ltd.(a)(b)	301,500	1,105,543
Fairfax Media Ltd.(a)	1,768,103	1,302,526
Harvey Norman Holdings Ltd.(a)	232,761	434,512
Incitec Pivot Ltd.(a)	490,929	1,558,498
Lend Lease Group(a)	240,250	1,759,347
Macquarie Group Ltd.(a)	272,294	6,612,134
National Australia Bank Ltd.(a)	420,564	10,018,486
OneSteel Ltd.(a)	1,719,579	1,229,465
Origin Energy Ltd.(a)	465,326	6,345,466
OZ Minerals Ltd.(a)	143,382	1,466,692
Qantas Airways Ltd.(a)(b)	491,365	731,397
Rio Tinto Ltd.(a)	197,543	12,178,367
Santos Ltd.(a)	394,394	4,935,674
Seven Group Holdings Ltd.(a)	46,988	340,154
Sims Metal Management Ltd.(a)	72,840	943,468
Suncorp-Metway Ltd.(a)	569,031	4,863,584
Tatts Group Ltd.(a)	422,913	1,054,202
Toll Holdings Ltd.(a)	301,605	1,298,647
Treasury Wine Estates Ltd.(a)	255,833	964,511
Wesfarmers Ltd.(a)	297,885	8,973,417

Total		75,072,713
AUSTRIA 0.3%
Erste Group Bank AG (a)	10,832	190,149
OMV AG(a)	103,939	3,148,522

Total		3,338,671
BELGIUM 1.1%
Ageas(a)	788,430	1,224,511
D’ieteren SA/NV (a)	61	2,690
Delhaize Group SA(a)	87,793	4,931,942
KBC Groep NV(a)	296,906	3,739,338
Solvay SA(a)	32,068	2,642,146
UCB SA(a)	49,479	2,081,883

Total		14,622,510
CANADA 11.2%
Agnico-Eagle Mines Ltd.(a)	14,800	538,248
Bell Aliant, Inc.(a)	8,935	250,750
Cameco Corp.(a)	214,600	3,878,072
Canadian Natural Resources Ltd.(a)	28,830	1,079,622
Canadian Tire Corp., Class A(a)	38,072	2,462,768
Empire Co., Ltd.(a)	13,549	786,141
Encana Corp.(a)	361,331	6,699,919
Enerplus Corp.(a)	98,000	2,486,675
Ensign Energy Services, Inc.(a)	52,725	841,012
Gildan Activewear, Inc.(a)	807	15,178
Goldcorp, Inc.(a)	125,196	5,555,937
Groupe Aeroplan, Inc.(a)	6,060	71,025
Husky Energy, Inc.(a)	163,363	3,936,748
IAMGOLD Corp.(a)	6,400	101,646
Inmet Mining Corp.(a)	26,819	1,724,314
Katanga Mining Ltd.(a)(b)	47,318	54,343
Kinross Gold Corp.(a)	662,500	7,563,067

Issuer	Shares	Value
Common Stocks (continued)
CANADA (cont.)
Loblaw Companies Ltd.(a)	53,800	$2,032,122
Lundin Mining Corp.(a)(b)	129,811	493,123
Magna International, Inc., Class A(a)(b)	168,608	5,627,163
Manulife Financial Corp.(a)	1,019,795	10,861,130
Methanex Corp.(a)	42,620	975,606
Nexen, Inc.(a)	413,499	6,579,454
Pan American Silver Corp.(a)	26,438	578,197
Pengrowth Energy Corp.(a)	154,477	1,631,580
Penn West Petroleum Ltd.(a)(b)	214,100	4,243,120
Precision Drilling Corp.(a)(b)	126,500	1,303,804
Progress Energy Resources Corp.(a)	86,645	1,126,066
Progressive Waste Solutions Ltd.(a)	52,532	1,027,693
Quebecor, Inc., Class B(a)	2,998	102,675
Research In Motion Ltd.(a)(b)	160,300	2,328,775
Sun Life Financial, Inc.(a)	302,551	5,612,971
Suncor Energy, Inc.(a)	917,400	26,457,141
Talisman Energy, Inc.(a)	586,200	7,468,835
Teck Resources Ltd., Class A(a)	200	7,338
Teck Resources Ltd., Class B(a)	339,000	11,949,438
Thomson Reuters Corp.(a)	209,568	5,601,508
TransAlta Corp.(a)	106,855	2,204,753
Uranium One, Inc.(a)(b)	221,700	470,058
Viterra, Inc.(a)	182,801	1,927,149
Yamana Gold, Inc.(a)	434,700	6,409,025

Total		145,064,189
DENMARK 1.8%
Arcelor Mittal(a)	392,923	7,185,681
A P Moller — Maersk A/S, Class A(a)	105	655,233
AP Moller — Maersk A/S, Class B(a)	851	5,618,707
Carlsberg A/S, Class B(a)	73,247	5,165,155
Danske Bank AS(a)(b)	156,281	1,985,043
H Lundbeck A/S(a)	36,462	685,650
TDC A/S(a)	149,676	1,200,369
Vestas Wind Systems A/S(a)(b)	16,552	178,682

Total		22,674,520
FINLAND 0.5%
Kesko OYJ(a)	371	11,918
Kesko OYJ, Class B(a)	21,904	735,947
Neste Oil OYJ(a)	41,783	422,076
Nokia OYJ(a)	117,492	573,585
Stora Enso OYJ, Class R(a)	213,028	1,275,993
UPM-Kymmene OYJ(a)	259,446	2,857,557

Total		5,877,076
FRANCE 11.1%
Arkema SA(a)	22,413	1,586,740
BNP Paribas SA(a)	280,941	11,035,503
Bollore(a)	956	187,452
Bouygues SA(a)	413,070	13,015,227
Cap Gemini SA(a)	75,050	2,345,288
Casino Guichard Perrachon SA(a)	20,725	1,745,663
Cie de St. Gobain(a)	253,410	9,729,408
Cie Generale de Geophysique-Veritas(a)(b)	72,476	1,700,632
Cie Generale des Etablissements Michelin, Class B(a)	91,159	5,388,854
Credit Agricole SA(a)	302,250	1,705,576
FRANCE (cont.)
EDF SA(a)	126,378	$3,075,018
Faurecia(a)	101,402	1,922,660
France Telecom SA(a)	1,012,874	15,907,924
GDF Suez(a)	676,392	18,488,884
Groupe Eurotunnel Sa — Regr(a)	274,214	1,866,782
Lafarge SA(a)	101,967	3,584,328
Lagardere SCA(a)	43,577	1,150,551
Natixis(a)	378,964	953,482
Peugeot SA(a)	50,579	792,744
Renault SA(a)	156,761	5,437,398
Rexel Sa(a)	39,945	682,425
Sanofi(a)	189,845	13,943,871
Societe Generale SA(a)	540,403	12,033,466
Thales SA(a)	26,081	823,630
Vallourec SA(a)	1,106	71,801
Vivendi SA(a)	681,187	14,917,121

Total		144,092,428
GERMANY 8.5%
Allianz SE, Registered Shares(a)	185,726	17,766,187
Bayerische Motoren Werke AG(a)	84,720	5,675,427
Celesio AG(a)	11,774	186,519
Commerzbank AG(a)(b)	758,121	1,278,502
Daimler AG(a)	310,119	13,614,526
Deutsche Bank AG, Registered Shares (a)	355,600	13,547,030
Deutsche Lufthansa AG, Registered Shares(a)	192,510	2,288,499
Deutsche Telekom AG(a)	643,216	7,379,958
E.ON AG(a)	973,100	20,994,783
HeidelbergCement AG(a)	42,607	1,808,176
Muenchener Rueckversicherungs AG, Registered Shares(a)	95,260	11,685,454
RWE AG(a)	143,315	5,035,931
Salzgitter AG(a)	7,825	391,226
ThyssenKrupp AG(a)	302,114	6,930,673
Volkswagen AG(a)	10,096	1,354,369

Total		109,937,260
GREECE —%
Coca Cola Hellenic Bottling Co. SA(a)(b)	33,108	567,763
HONG KONG 1.3%
Cathay Pacific Airways Ltd. (a)	999,000	1,708,098
Dah Sing Banking Group Ltd.(a)	21,600	18,387
Henderson Land Development Co., Ltd.(a)	480,000	2,377,801
Hongkong & Shanghai Hotels (The)(a)	64,250	71,078
Hopewell Holdings Ltd.(a)	214,000	546,630
Hutchison Whampoa Ltd.(a)	997,000	8,319,805
New World Development Co., Ltd.(a)	2,769,000	2,223,332
Orient Overseas International Ltd.(a)	108,000	627,833
Wharf Holdings Ltd.(a)	125,000	563,460
Wheelock & Co., Ltd.(a)	321,000	793,737

Total		17,250,161

The accompanying Notes to Financial Statements are an integral part of this statement.

178	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – DFA International Value Fund

Issuer	Shares	Value
Common Stocks (continued)
ISRAEL 0.3%
Bank Hapoalim BM(a)	584,885	$1,906,133
Israel Discount Bank Ltd., Class A(a)(b)	1,149,901	1,538,833

Total		3,444,966
ITALY 1.3%
ENI SpA(a)	288,700	5,952,313
Fiat SpA(a)	262,869	1,199,758
Lottomatica SpA(a)(b)	5,031	75,291
Mediaset SpA(a)	85,633	236,205
Parmalat SpA(a)	143,732	246,719
Telecom Italia SpA(a)	7,432,300	7,944,093
UniCredit SpA(a)	57,777	476,552
Unione di Banche Italiane SCPA(a)	240,892	983,250

Total		17,114,181
JAPAN 20.8%
77 Bank Ltd. (The)(a)	114,000	489,280
Air Water, Inc.(a)	16,000	203,072
Alfresa Holdings Corp.(a)	15,700	660,829
Amada Co., Ltd.(a)	149,000	943,104
Asahi Glass Co., Ltd.(a)	733,000	6,127,803
Asahi Group Holdings Ltd.(a)	14,000	307,117
Autobacs Seven Co., Ltd.(a)	10,500	480,150
Canon Marketing Japan, Inc.(a)	21,000	244,650
Casio Computer Co., Ltd.(a)	98,700	597,255
Citizen Holdings Co., Ltd.(a)	109,300	633,471
Coca-Cola West Co., Ltd.(a)	25,500	441,931
COMSYS Holdings Corp.(a)	42,700	447,803
Cosmo Oil Company Ltd.(a)	256,000	714,577
Dai Nippon Printing Co., Ltd.(a)	247,000	2,371,153
Daicel Chemical Industries Ltd.(a)	122,000	741,041
Fuji Heavy Industries Ltd.(a)	265,000	1,589,422
Fuji Media Holdings, Inc.(a)	199	300,871
FUJIFILM Holdings Corp.(a)	232,700	5,489,564
Fukuoka Financial Group, Inc.(a)	342,000	1,432,926
Fukuyama Transporting Co., Ltd.(a)	56,000	338,068
Furukawa Electric Co., Ltd.(a)	524,000	1,202,253
H2O Retailing Corp.(a)	32,000	243,386
Hachijuni Bank Ltd. (The)(a)	114,000	649,437
Hakuhodo DY Holdings, Inc.(a)	9,530	546,391
Hankyu Hanshin Holdings, Inc.(a)	413,000	1,738,795
Hitachi Capital Corp.(a)	21,000	289,986
House Foods Corp.(a)	28,700	538,975
Idemitsu Kosan Co., Ltd.(a)	9,300	958,431
Isetan Mitsukoshi Holdings Ltd.(a)	166,700	1,741,544
J Front Retailing Co., Ltd.(a)	203,000	978,578
Japan Tobacco, Inc.(a)	711	3,343,487
JFE Holdings, Inc.(a)	352,700	6,376,805
JTEKT Corp.(a)	93,600	914,775
JX Holdings, Inc.(a)	1,694,800	10,227,435
Kamigumi Co., Ltd.(a)	103,000	889,041
Kaneka Corp.(a)	116,000	615,564
Kinden Corp.(a)	59,000	497,376
Kobe Steel Ltd.(a)	974,000	1,505,337
Konica Minolta Holdings, Inc.(a)	356,000	2,647,141
Kyocera Corp.(a)	20,700	1,660,008
Marui Group Co., Ltd.(a)	92,800	721,409
Mazda Motor Corp.(a)(b)	1,150,000	2,022,021
Medipal Holdings Corp.(a)	61,600	643,142
MEIJI Holdings Co., Ltd.(a)	28,100	1,163,775
Mitsubishi Chemical Holdings Corp.(a)	680,500	3,729,435
JAPAN (cont.)
Mitsubishi Corp.(a)	705,400	$,217,167
Mitsubishi Gas Chemical Co., Inc.(a)	298,000	1,652,417
Mitsubishi Heavy Industries Ltd.(a)	294,000	1,248,678
Mitsubishi Logistics Corp.(a)	48,000	531,574
Mitsubishi Materials Corp.(a)	493,000	1,332,888
Mitsubishi UFJ Financial Group, Inc.(a)	6,281,400	26,592,192
Mitsui & Co., Ltd.(a)	210,300	3,259,491
Mitsui Chemicals, Inc.(a)	361,000	1,096,112
Mitsui OSK Lines Ltd.(a)	513,000	1,978,062
Nagase & Co., Ltd.(a)	33,700	366,742
Namco Bandai Holdings, Inc.(a)	69,300	983,543
NEC Corp.(a)(b)	1,149,000	2,325,452
NGK Spark Plug Co., Ltd.(a)	234,000	2,891,990
Nippon Electric Glass Co., Ltd.(a)	176,000	1,732,586
Nippon Express Co., Ltd.(a)	1,393,000	5,415,070
Nippon Meat Packers, Inc.(a)	72,000	892,177
Nippon Paper Group, Inc.(a)	41,100	897,437
Nippon Sheet Glass Co., Ltd.(a)	379,000	706,335
Nippon Shokubai Co., Ltd.(a)	50,000	535,684
Nippon Steel Corp.(a)	2,502,000	6,223,923
Nippon Telegraph & Telephone Corp.(a)	1,009	51,368
Nippon Television Network Corp.(a)	2,130	325,228
Nippon Yusen KK(a)	688,000	1,753,629
Nissan Motor Co., Ltd.(a)	15,800	141,490
Nissan Shatai Co., Ltd.(a)	30,000	290,717
Nisshin Seifun Group, Inc.(a)	83,500	1,010,843
Nisshinbo Holdings, Inc.(a)	61,000	548,484
Nomura Holdings, Inc.(a)	1,820,700	5,481,648
NTN Corp.(a)	201,000	806,252
Obayashi Corp.(a)	297,000	1,320,630
Otsuka Holdings Co., Ltd.(a)	23,600	662,353
Panasonic Corp.(a)	1,109,400	9,362,974
Ricoh Co., Ltd.(a)	294,000	2,557,321
Rohm Co., Ltd.(a)	42,600	1,980,942
SBI Holdings, Inc.(a)	9,295	678,586
Seiko Epson Corp.(a)	54,000	713,744
Seino Holdings Corp.(a)	62,000	479,439
Sekisui House Ltd.(a)	254,000	2,257,144
Sharp Corp.(a)	673,000	5,866,576
Shimizu Corp.(a)	261,000	1,096,965
Shinsei Bank Ltd.(a)	604,000	624,514
Showa Shell Sekiyu KK(a)	78,300	526,465
SKY Perfect JSAT Holdings, Inc.(a)	704	351,147
Sojitz Corp.(a)	524,100	809,457
Sony Corp.(a)	504,900	9,103,847
Sumco Corp.(a)(b)	102,500	754,532
Sumitomo Chemical Co., Ltd.(a)	339,000	1,230,845
Sumitomo Corp.(a)	565,400	7,642,590
Sumitomo Electric Industries Ltd.(a)	561,800	6,082,436
Sumitomo Forestry Co., Ltd.(a)	59,700	529,022
Sumitomo Mitsui Financial Group, Inc.(a)	402,700	11,167,991
Sumitomo Mitsui Trust Holdings, Inc.(a)	93,000	272,726
Suzuken Co., Ltd.(a)	30,200	836,241
Taisei Corp.(a)	432,000	1,095,055
Takashimaya Co., Ltd.(a)	113,000	813,906
Teijin Ltd.(a)	413,000	1,267,095
Tokyo Broadcasting System Holdings, Inc.(a)	15,300	196,619
Toppan Printing Co Ltd(a)	248,000	1,820,710
JAPAN (cont.)
Tosoh Corp.(a)	223,000	$592,596
Toyo Seikan Kaisha Ltd.(a)	63,800	868,267
Toyoda Gosei Co., Ltd.(a)	26,300	416,512
Toyota Motor Corp.(a)	1,025,100	33,897,104
Toyota Tsusho Corp.(a)	93,700	1,651,639
UNY Co., Ltd.(a)	75,300	677,379
Wacoal Holdings Corp.(a)	45,000	596,646
Yamaguchi Financial Group, Inc.(a)	87,000	829,005
Yamaha Corp.(a)	65,600	599,147
Yamato Kogyo Co., Ltd.(a)	16,000	457,942
Yokohama Rubber Co., Ltd. (The)(a)	93,000	520,600

Total		268,896,502
NETHERLANDS 2.9%
Aegon NV(a)(b)	1,365,974	5,482,296
Akzo Nobel NV(a)	93,681	4,529,776
ING Groep NV-CVA(a)(b)	2,555,220	18,387,446
Koninklijke DSM NV(a)	125,628	5,828,998
Randstad Holding NV(a)	34,521	1,021,358
STMicroelectronics NV(a)	323,257	1,920,762

Total		37,170,636
NEW ZEALAND 0.1%
Fletcher Building Ltd.(a)	370,697	1,770,156
NORWAY 0.8%
Aker Solutions ASA(a)	75,815	797,973
Acergy SA(a)(b)	19,205	356,430
Archer Ltd.(a)(b)	51,817	139,488
Bw Offshore Ltd.(a)	70,846	111,940
DNB ASA(a)	219,779	2,151,544
Fred Olsen Energy ASA(a)	2,774	93,227
Marine Harvest ASA(a)	1,143,832	494,570
Norsk Hydro ASA(a)	429,520	1,992,172
Orkla ASA(a)	322,817	2,409,988
Petroleum Geo-Services ASA(a)(b)	95,419	1,044,195
Storebrand ASA(a)	36,713	190,905
Telenor ASA(a)	71,610	1,174,572

Total		10,957,004
PORTUGAL 0.2%
EDP-Energias de Portugal SA(a)	471,326	1,458,543
Portugal Telecom SGPS SA(a)	161,205	928,447

Total		2,386,990
SINGAPORE 0.6%
CapitaLand Ltd.(a)	1,683,000	2,864,210
Golden Agri-Resources Ltd.(a)	3,370,000	1,856,848
Indofood Agri Resources Ltd.(a)(b)	217,000	211,318
Keppel Land Ltd.(a)	13,000	22,222
Neptune Orient Lines Ltd.(a)	553,000	478,213
Overseas Union Enterprise Ltd.(a)	149,000	240,894
Singapore Airlines Ltd.(a)	348,000	2,723,279

Total		8,396,984
SPAIN 3.2%
Acciona SA(a)	7,879	680,472
Banco de Sabadell SA(a)	357,757	1,358,522
Banco Espanol de Credito SA(a)	37,650	181,514
Banco Popular Espanol SA(a)	368,624	1,679,363
Banco Santander SA(a)	4,499,606	34,184,631
CaixaBank(a)	133,620	656,299
EDP Renovaveis SA(a)(b)	43,382	265,464
Gas Natural SDG SA(a)	128,720	2,209,895

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	179

Portfolio of Investments (continued)

Variable Portfolio – DFA International Value Fund

Issuer	Shares	Value
Common Stocks (continued)
SPAIN (cont.)
International Consolidated Airlines Group SA(a)(b)	294,935	$675,142

Total		41,891,302
SWEDEN 2.3%
Boliden AB(a)	272,506	3,979,462
Meda AB(a)	101,207	1,052,945
Nordea Bank AB(a)	905,928	7,009,636
Saab AB, Class B(a)	219,904	4,550,146
Skandinaviska Enskilda Banken AB(a)	9,980	56,556
Skandinaviska Enskilda Banken AB, Class A(a)	1,183,279	6,892,954
SSAB AB, Class B(a)	2,266	17,385
Svenska Cellulosa AB, Class B(a)	406,211	6,020,520
Svenska Cellulosa Ab-a Shs(a)	7,407	108,596

Total		29,688,200
SWITZERLAND 3.3%
Adecco SA(a)(b)	66,462	2,784,286
Alpiq Holding AG(a)	673	121,804
Aryzta AG(a)	29,583	1,429,861
Credit Suisse Group AG(a)(b)	5,478	128,712
Holcim Ltd.(a)(b)	130,292	6,970,268
Informa PLC(a)	526,209	2,952,553
Novartis AG, Registered Shares(a)	231,150	13,214,899
Sulzer AG(a)	5,928	633,633
Swiss Re AG(a)(b)	63,480	3,235,162
UBS AG, Registered Shares(a)(b)	891,813	10,614,787

Total		42,085,965
UNITED KINGDOM 21.6%
Anglo American PLC(a)	21,281	$786,245
Aviva PLC(a)	1,825,100	8,525,816
Barclays PLC(a)	4,687,900	12,816,983
BP PLC(a)	6,573,420	47,010,241
BP PLC, ADR(a)	250,723	10,715,901
British Land Co. PLC(a)	124,986	897,727
Carnival PLC, ADR(a)	78,298	2,578,353
Cookson Group PLC(a)	11,983	94,723
Eurasian Natural Resources Corp., PLC(a)	93,158	919,406
HSBC Holdings PLC, ADR(a)	1,176,322	44,817,868
Inchcape PLC(a)(b)	687,803	3,133,976
Investec PLC(a)	174,092	916,537
J Sainsbury PLC(a)	489,620	2,303,191
John Wood Group PLC(a)(b)	1,351	13,449
Kazakhmys PLC(a)	83,581	1,203,258
Kingfisher PLC(a)	948,304	3,692,099
Legal & General Group PLC(a)	95,893	153,092
Lloyds Banking Group PLC(a)(b)	25,636,300	10,313,603
Old Mutual PLC(a)	2,217,681	4,666,699
Resolution Ltd.(a)	516,909	2,018,138
Rexam PLC(a)	330,324	1,809,840
Royal Bank of Scotland Group PLC, ADR(a)(b)	190,848	1,215,702
Royal Dutch Shell PLC, Class A(a)	1,054,570	38,421,306
Stolt-Nielsen Ltd.(a)	2,969	59,570
Vodafone Group PLC(a)	9,549,600	26,531,816
Vodafone Group PLC, ADR(a)	1,237,555	34,688,666
WPP PLC(a)	455,905	4,782,678
WPP PLC, ADR(a)	6,517	340,383

Issuer	Shares	Value
Common Stocks (continued)
UNITED KINGDOM (cont.)
Xstrata PLC(a)	941,444	$14,298,972

Total		279,726,238
Total Common Stocks
(Cost: $1,374,560,250)		$1,282,026,415

	Shares	Value
Money Market Funds 0.3%
Columbia Short-Term Cash Fund, 0.141%(c)(d)	4,519,410	$4,519,410
Total Money Market Funds
(Cost: $4,519,410)		$4,519,410
Total Investments
(Cost: $1,379,079,660)		$1,286,545,825
Other Assets & Liabilities, Net		9,071,301
Net Assets		$1,295,617,126

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at December 31, 2011:

Industry	Percentage of Net Assets	Value
Aerospace & Defense	0.4%	$5,373,776
Air Freight & Logistics	0.1	1,486,099
Airlines	0.6	8,126,416
Auto Components	1.3	17,058,495
Automobiles	5.1	65,724,259
Beverages	0.6	7,446,477
Building Products	1.3	16,563,546
Capital Markets	3.0	37,979,435
Chemicals	2.2	28,785,625
Commercial Banks	16.7	215,329,773
Commercial Services & Supplies	0.4	5,219,557
Communications Equipment	0.2	2,902,361
Computers & Peripherals	0.2	3,039,196
Construction & Engineering	1.4	17,473,056
Construction Materials	1.2	15,331,070
Consumer Finance	0.0	289,986
Containers & Packaging	0.2	2,678,107
Distributors	0.3	3,381,316
Diversified Financial Services	1.4	18,387,446
Diversified Telecommunication Services	3.9	49,754,602
Electric Utilities	2.0	26,330,620
Electrical Equipment	0.6	7,463,370
Electronic Equipment, Instruments & Components	0.7	9,515,628

The accompanying Notes to Financial Statements are an integral part of this statement.

180	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – DFA International Value Fund

Summary of Investments in Securities by Industry (continued)

Industry	Percentage of Net Assets	Value
Energy Equipment & Services	0.5%	$6,402,148
Food & Staples Retailing	1.7	22,197,719
Food Products	0.8	9,772,236
Gas Utilities	0.2	2,209,895
Health Care Providers & Services	0.2	2,326,731
Hotels, Restaurants & Leisure	0.4	5,125,362
Household Durables	2.2	27,716,818
Independent Power Producers & Energy Traders	0.2	2,470,217
Industrial Conglomerates	0.9	11,373,001
Insurance	5.9	76,285,945
IT Services	0.2	2,345,288
Leisure Equipment & Products	0.1	1,582,690
Machinery	0.4	4,618,243
Marine	0.9	11,171,246
Media	1.4	18,260,361
Metals & Mining	8.2	105,377,070
Multiline Retail	0.6	7,396,103
Multi-Utilities	1.8	23,524,815
Office Electronics	0.4	5,204,462
Oil, Gas & Consumable Fuels	15.2	196,153,046
Paper & Forest Products	0.9	11,160,104
Pharmaceuticals	2.5	31,641,601
Professional Services	0.3	3,805,644
Real Estate Investment Trusts (REITs)	0.1	897,728
Real Estate Management & Development	0.9	11,150,738
Road & Rail	0.8	9,955,651
Semiconductors & Semiconductor Equipment	0.4	4,656,235
Specialty Retail	0.3	4,172,249
Textiles, Apparel & Luxury Goods	0.0	611,823
Tobacco	0.3	3,343,487
Trading Companies & Distributors	2.3	28,969,664
Transportation Infrastructure	0.3	3,287,397
Wireless Telecommunication Services	4.8	61,220,483
Other(1)	0.3	4,519,409
Total		$1,286,545,825

(1)	Includes Cash Equivalents.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2011

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation
J.P. Morgan Securities, Inc.	January 4, 2012	73,417 (USD	)	69,091 (CHF	)	$138	$—
J.P. Morgan Securities, Inc.	January 3, 2012	274,619 (USD	)	356,575 (SGD	)	294
Total						$432	$—

Notes to Portfolio of Investments

(a)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $1,282,026,414 or 98.95% of net assets.

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	181

Portfolio of Investments (continued)

Variable Portfolio – DFA International Value Fund

Notes to Portfolio of Investments (continued)

(d)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$33,511,746	$541,057,215	$(570,049,551)	$—	$4,519,410	$42,697	$4,519,410

Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
CHF	Swiss Franc
SGD	Singapore Dollar
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

182	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – DFA International Value Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	183

Portfolio of Investments (continued)

Variable Portfolio – DFA International Value Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$16,799,053	$134,230,423	$—	$151,029,476
Consumer Staples	4,745,412	38,014,507	—	42,759,919
Energy	78,918,008	123,637,187	—	202,555,195
Financials	62,507,670	297,813,379	—	360,321,049
Health Care	—	33,968,332	—	33,968,332
Industrials	1,027,694	132,038,264	—	133,065,958
Information Technology	2,328,775	27,155,105	—	29,483,880
Materials	35,457,160	127,381,693	—	162,838,853
Telecommunication Services	35,432,540	76,035,667	—	111,468,207
Utilities	2,204,753	52,330,793	—	54,535,546
Total Equity Securities	239,421,065	1,042,605,350	—	1,282,026,415
Other
Money Market Funds	4,519,410	—	—	4,519,410
Total Other	4,519,410	—	—	4,519,410
Investments in Securities	243,940,475	1,042,605,350	—	1,286,545,825
Derivatives(c)
Assets
Forward Foreign Currency Exchange Contracts	—	432	—	432
Total	$243,940,475	$1,042,605,782	$—	$1,286,546,257

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

184	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans 96.7%
Aerospace & Defense 1.6%
DAE Aviation Holdings, Inc. Tranche B1 Term Loan(a)(b)
07/31/14	5.430%	$3,047,651	$2,971,460
Ducommun, Inc. Term Loan(a)(b)
06/28/17	5.500%	597,000	585,060
IAP Worldwide Services, Inc. 1st Lien Term Loan(a)(b)
12/30/12	9.250%	3,863,040	3,611,942
Standard Aero Ltd. Tranche B2 Term Loan(a)(b)
07/31/14	5.430%	2,913,088	2,840,261
TASC, Inc. Tranche B Term Loan(a)(b)
12/18/15	4.500%	1,589,180	1,578,580
TransDigm, Inc. 1st Lien Term Loan(a)(b)
02/14/17	4.000%	2,972,481	2,944,629
Wyle Services Corp. 1st Lien Term Loan(a)(b)
03/26/17	5.750%	700,363	681,103

Total			15,213,035
Automotive 4.1%
Allison Transmission, Inc. Term Loan(a)(b)
08/07/14	2.780%	8,125,022	7,902,722
Chrysler Group LLC(a)(b) Tranche B Term Loan
05/24/17	6.000%	5,089,750	4,805,996
Chrysler Group LLC(a)(b)(c) Tranche B Term Loan
TBD	TBD	987,244	932,205
Delphi Corp. Tranche B Term Loan(a)(b)
03/31/17	3.500%	2,034,211	2,024,040
Federal-Mogul Corp.(a)(b) Tranche B Term Loan
12/29/14	2.209%	4,560,542	4,208,514
Tranche C Term Loan
12/28/15	2.216%	2,326,807	2,147,201
Fram Group/Prestone Holdings, Inc. 1st Lien Term Loan(a)(b)
07/29/17	6.500%	473,813	472,827
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan(a)(b)
04/30/14	1.930%	8,000,000	7,720,000
Metaldyne LLC Term Loan(a)(b)
05/18/17	5.250%	2,630,125	2,587,386
TI Group Automotive Systems LLC Term Loan(a)(b)(d)
07/29/16	9.500%	994,962	989,987
Tenneco, Inc. Tranche B Term Loan(a)(b)
06/03/16	4.796%	1,970,000	1,963,440

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Automotive (cont.)
Veyance Technologies, Inc. Term Loan(a)(b)
07/31/14	2.800%	$1,726,892	$1,597,375
Veyance Technoloiges, Inc. Delayed Draw Term Loan(a)(b)
07/31/14	2.800%	247,343	228,792

Total			37,580,485
Brokerage 1.4%
Grosvenor Capital Management Holdings LLLP Tranche C Term Loan(a)(b)
12/05/16	4.313%	1,083,660	1,032,186
LPL Holdings, Inc.(a)(b) Term Loan
06/25/15	4.250%	2,861,609	2,858,032
06/28/17	5.250%	1,883,892	1,879,183
Nuveen Investments, Inc.(a)(b) 1st Lien Term Loan
11/13/14	3.514%	3,344,640	3,187,876
05/13/17	6.013%	3,905,360	3,745,240
Nuveen Investments, Inc.(a)(b)(c) Tranche B Term Loan
TBD	TBD	575,000	565,415

Total			13,267,932
Building Materials 0.4%
Beacon Sales Acquisition, Inc. Tranche B Term Loan(a)(b)
09/30/13	2.346%	897,561	863,346
Goodman Global, Inc. 1st Lien Term Loan(a)(b)
10/28/16	5.750%	2,733,128	2,728,017

Total			3,591,363
Chemicals 5.4%
Arizona Chemical Tranche B Term Loan(a)(b)(c)
TBD	TBD	1,550,000	1,539,832
Ashland, Inc. Tranche B Term Loan(a)(b)
08/23/18	3.750%	2,467,487	2,471,188
Chemtura Corp. Term Loan(a)(b)
08/29/16	5.500%	600,000	601,500
General Chemical Corp. Tranche B Term Loan(a)(b)
10/06/15	5.002%	485,316	480,948
Houghton International, Inc. Tranche B1 Term Loan(a)(b)
01/29/16	6.750%	815,275	809,503
Huntsman International LLC(a)(b) Tranche B Term Loan
04/19/14	1.925%	504,601	490,306
04/19/17	2.883%	1,375,819	1,314,402
Tranche C Term Loan
06/30/16	2.593%	3,521,680	3,348,518
Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Chemicals (cont.)
Husky Injection Molding Systems Ltd.(a)(b) Term Loan
06/29/18	6.500%	$997,500	$993,141
Husky Injection Molding Systems Ltd.(a)(b)(c) Term Loan
TBD	TBD	1,033,388	1,028,872
Ineos U.S. Finance LLC(a)(b)(d) Tranche B2 Term Loan
12/16/13	7.501%	4,028,935	4,083,325
Tranche C2 Term Loan
12/16/14	8.001%	4,322,762	4,402,733
Matrix Acquisition Corp. Tranche B Term Loan(a)(b)
04/12/14	2.296%	2,296,540	2,232,811
Momentive Performance Materials Tranche B1B Term Loan(a)(b)
05/05/15	3.813%	981,912	933,631
Momentive Specialty Chemicals, Inc.(a)(b) Tranche C1A Term Loan
05/05/13	2.625%	690,106	663,192
Tranche C1B Term Loan
05/05/15	4.063%	2,746,356	2,648,531
Tranche C2A Term Loan
05/05/13	2.875%	296,028	284,483
Tranche C2B Term Loan
05/05/15	4.375%	1,164,052	1,122,589
Tranche C4B Term Loan
05/05/15	4.188%	974,123	927,852
Tranche C7B Term Loan
05/05/15	4.375%	934,804	888,064
Norit Holding BV Term Loan(a)(b)(d)
07/10/17	6.750%	1,396,500	1,403,482
Omnova Solutions, Inc. Term Loan(a)(b)
05/31/17	5.750%	2,450,250	2,401,245
Rockwood Specialties Group, Inc. Term Loan(a)(b)
02/09/18	3.500%	2,313,375	2,318,788
Solutia, Inc. Tranche 1 Term Loan(a)(b)
08/01/17	3.500%	2,743,382	2,739,377
Styron SARL(a)(b)(d) Term Loan
08/02/17	6.000%	3,861,000	3,327,719
SunCoke Energy, Inc. Tranche B Term Loan(a)(b)
07/26/18	4.002%	572,125	562,113
Univar, Inc. Tranche B Term Loan(a)(b)
06/30/17	5.000%	6,446,165	6,197,408

Total			50,215,553
Construction Machinery 0.4%
Brock Holdings III, Inc. 1st Lien Term Loan(a)(b)
03/16/17	6.000%	2,238,112	2,164,255

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	185

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Construction Machinery (cont.)
Manitowoc Co., Inc. (The) Tranche B Term Loan(a)(b)
11/13/17	4.250%	$622,500	$607,715
Terex Corp. Term Loan(a)(b)
04/28/17	5.500%	798,000	801,240

Total			3,573,210
Consumer Cyclical Services 3.4%
Brickman Group Holdings, Inc. Tranche B Term Loan(a)(b)
10/14/16	7.250%	2,004,750	2,003,086
Instant Web, Inc.(a)(b) Delayed Draw Term Loan
08/07/14	3.671%	165,832	155,467
Term Loan
08/07/14	3.671%	1,590,826	1,491,400
KAR Auction Services, Inc. Term Loan(a)(b)
05/19/17	5.000%	3,134,250	3,085,920
Live Nation Entertainment, Inc. Tranche B Term Loan(a)(b)
11/07/16	4.500%	4,919,900	4,873,800
Protection One, Inc. Term Loan(a)(b)
06/04/16	6.000%	3,457,692	3,405,827
Realogy Corp. Delayed Draw Term B Loan(a)(b)
10/10/13	3.441%	1,989,950	1,846,932
Sabre, Inc. Term Loan(a)(b)
09/30/14	2.333%	6,945,702	5,728,259
ServiceMaster Co. (The)(a)(b) Delayed Draw Term Loan
07/24/14	2.800%	178,562	169,996
Term Loan
07/24/14	2.834%	1,793,055	1,707,042
Travelport LLC(a)(b) Delayed Draw Term Loan
08/21/15	4.869%	3,479,203	2,890,348
Tranche S Term Loan
08/23/15	5.079%	513,013	426,186
West Corp.(a)(b) Tranche B2 Term Loan
10/24/13	2.748%	257,060	254,397
Tranche B4 Term Loan
07/15/16	4.680%	2,935,630	2,911,499
Tranche B5 Term Loan
07/15/16	4.584%	625,206	620,067

Total			31,570,226
Consumer Products 2.3%
Affinion Group, Inc. Tranche B Term Loan(a)(b)
10/09/16	5.000%	4,912,584	4,376,277
Amscan Holdings, Inc. Term Loan(a)(b)
12/02/17	6.750%	1,357,812	1,346,950
NBTY, Inc. Tranche B1 Term Loan(a)(b)
10/01/17	4.250%	7,154,186	7,064,758
Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Consumer Products (cont.)
National Bedding Co. LLC Term Loan(a)(b)
11/28/13	4.130%	$1,755,706	$1,740,344
Prestige Brands, Inc. Term Loan(a)(b)
03/24/16	4.750%	683,057	681,349
Spectrum Brands, Inc. Term Loan(a)(b)
06/17/16	5.002%	3,466,808	3,460,013
Visant Corp. Tranche B Term Loan(a)(b)
12/22/16	5.260%	2,262,872	2,117,392

Total			20,787,083
Diversified Manufacturing 2.7%
Acosta, Inc. Tranche B Term Loan(a)(b)
03/01/18	4.750%	4,546,155	4,432,501
Altegrity, Inc.(a)(b) Term Loan
02/21/15	3.037%	1,977,188	1,828,899
Tranche D Term Loan
02/21/15	7.750%	627,416	621,142
BakerCorp International, Inc. Term Loan(a)(b)
06/01/18	5.000%	1,920,188	1,898,106
Brand Energy & Infrastructure Services, Inc.(a)(b) Tranche B 1st Lien Term Loan
02/07/14	2.874%	992,314	784,921
Tranche B2 1st Lien Term Loan
02/07/14	3.805%	1,984,638	1,642,288
Colfax Corp. Tranche B Term Loan(a)(b)(c)
TBD	TBD	1,525,000	1,524,527
N.E.W. Holdings I, LLC Term Loan(a)(b)
03/23/16	6.000%	2,633,368	2,416,115
Pelican Products, Inc. Term Loan(a)(b)
03/07/17	5.000%	693,000	683,762
RGIS Services LLC(a)(b) Delayed Draw Term Loan
04/30/14	3.081%	68,702	66,469
Tranche B Term Loan
04/30/14	3.081%	1,845,861	1,785,871
Tomkins LLC/Inc. Tranche B1 Term Loan(a)(b)(d)
09/29/16	4.250%	6,371,028	6,340,511
U.S. Security Associates Holdings, Inc.(a)(b) Tranche B Term Loan
07/28/17	6.000%	688,799	678,811
U.S. Security Associates Holdings, Inc.(a)(b)(c)(e) Delayed Draw Term Loan
TBD	TBD	134,475	132,525
Unifrax Corp. Tlb 5.5(a)(b)
11/28/18	7.000%	425,000	425,799

Total			25,262,247
Electric 2.1%
AES Corp. (The) Term Loan(a)(b)
06/01/18	4.250%	$1,985,000	$1,975,829
Calpine Corp.(a)(b) Term Loan
04/01/18	4.500%	6,128,687	5,995,879
04/01/18	4.500%	1,094,500	1,070,782
Dynegy Midwest Generation LLC Term Loan(a)(b)
08/05/16	9.250%	573,563	575,983
Dynegy Power LLC Term Loan(a)(b)
08/05/16	9.250%	1,072,312	1,083,926
Equipower Resources Holdings LLC Tranche B Term Loan(a)(b)
01/26/18	5.750%	530,011	498,210
Invenergy Wind Llc Tlb 7.5(a)(b)
11/22/17	9.000%	825,000	812,625
NRG Energy, Inc. Term Loan(a)(b)
07/01/18	4.000%	5,099,375	5,078,365
Texas Competitive Electric Holdings Co. LLC Term Loan(a)(b)
10/10/17	4.776%	3,815,974	2,408,147

Total			19,499,746
Entertainment 4.2%
AMC Entertainment, Inc. Tranche B2 Term Loan(a)(b)
12/15/16	3.546%	3,934,643	3,842,179
Bombardier Recreational Products, Inc. Term Loan(a)(b)(d)
06/28/13	2.899%	1,991,212	1,934,323
Carmike Cinemas, Inc. Term Loan(a)(b)
01/27/16	5.500%	803,045	794,155
Cedar Fair LP(a)(b) Term Loan
12/15/17	4.000%	3,274,415	3,265,378
Cinedigm Digital Funding I LLC Term Loan(a)(b)
04/29/16	5.250%	1,758,978	1,706,208
Cinemark U.S.A., Inc. Term Loan(a)(b)
04/30/16	3.623%	6,864,725	6,811,936
ClubCorp Club Operations, Inc. Tranche B Term Loan(a)(b)
11/30/16	6.000%	3,054,194	3,031,287
Regal Cinemas Corp. Term Loan(a)(b)
08/23/17	3.579%	7,227,000	7,151,695
Seaworld Parks & Entertainment, Inc. Tranche B Term Loan(a)(b)
08/17/17	4.000%	5,561,373	5,522,444
Six Flags Theme Parks, Inc. Tranche B Term Loan(a)(b)
12/20/18	4.250%	2,450,000	2,435,178
Town Sports International LLC Term Loan(a)(b)
05/11/18	7.000%	2,069,750	2,033,529

Total			38,528,312

The accompanying Notes to Financial Statements are an integral part of this statement.

186	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Food and Beverage 6.2%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan(a)(b)
12/18/17	5.250%	$2,772,000	$2,723,490
Aramark Corp.(a)(b) 1st Letter of Credit
01/26/14	0.145%	286,406	280,767
2nd Letter of Credit
07/26/16	0.145%	237,307	231,206
Term Loan
01/26/14	2.454%	3,555,280	3,485,276
Tranche B Term Loan
07/26/16	3.829%	3,608,407	3,515,635
Darling International, Inc. Term Loan(a)(b)
12/17/16	5.750%	100,000	100,083
Dean Foods Co. Tranche B Term Loan(a)(b)
04/02/14	2.080%	3,770,849	3,593,091
Del Monte Foods Co. Term Loan(a)(b)
03/08/18	4.500%	9,155,247	8,674,596
Dole Food Co., Inc. Tranche B2 Term Loan(a)(b)
07/08/18	5.043%	1,088,281	1,081,251
Dunkin’ Brands, Inc. Tranche B2 Term Loan(a)(b)
11/23/17	4.000%	6,608,551	6,493,562
Earthbound Holdings III LLC(a)(b) Term Loan
12/21/16	5.500%	668,250	651,129
High Liner Foods, Inc. Term Loan(a)(b)
12/19/17	7.750%	750,000	735,000
JBS U.S.A. LLC Term Loan(a)(b)
05/25/18	4.250%	6,094,375	5,911,544
Michael Foods Group, Inc. Tranche B Term Loan(a)(b)
02/25/18	4.250%	1,925,767	1,901,695
Pierre Foods, Inc. 1st Lien Term Loan(a)(b)
09/30/16	7.001%	2,060,478	2,052,113
Pinnacle Foods Finance LLC(a)(b) Term Loan
04/02/14	2.797%	4,329,539	4,225,760
Tranche D Term Loan
04/02/14	6.008%	601,888	601,888
Sagittarius Restaurants LLC Term Loan(a)(b)
05/18/15	7.514%	407,344	402,252
Solvest Ltd. Tranche C2 Term Loan(a)(b)
07/08/18	5.029%	2,021,094	2,008,038
U.S. Foodservice, Inc. Term Loan(a)(b)
07/03/14	2.795%	2,472,828	2,291,496
WM. Bolthouse Farms, Inc. 1st Lien Term Loan(a)(b)
02/11/16	5.504%	4,321,925	4,302,130
Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Food and Beverage (cont.)
Windsor Quality Food Co., Ltd. Tranche B Term Loan(a)(b)
02/16/17	5.000%	$1,914,000	$1,784,805

Total			57,046,807
Gaming 1.0%
Ameristar Casinos, Inc. Tranche B Term Loan(a)(b)
04/16/18	4.000%	1,141,375	1,136,387
Caesars Entertainment Operating Co., Inc.(a)(b) Tranche B1 Term Loan
01/28/15	3.418%	2,000,000	1,733,760
Tranche B3 Term Loan
01/28/15	3.420%	3,945,096	3,419,924
Isle of Capri Casinos, Inc. Term Loan(a)(b)
11/01/13	4.750%	1,017,312	1,007,516
Las Vegas Sands LLC(a)(b) Tranche B Term Loan
05/23/14	1.930%	1,645,741	1,613,517
Tranche I Delayed Draw Term Loan
05/23/14	1.930%	329,148	322,704

Total			9,233,808
Gas Distributors 0.5%
Obsidian Natural Gas Trust Term Loan(a)(b)
11/02/15	7.000%	4,222,743	4,201,629
Health Care 11.6%
1-800 Contacts, Inc. Term Loan(a)(b)
03/04/15	7.700%	1,345,593	1,322,045
Alere, Inc.(a)(b) Tranche B Term Loan
06/30/17	4.500%	675,000	660,238
06/30/17	4.500%	2,693,250	2,631,817
Alliance HealthCare Services, Inc. Term Loan(a)(b)
06/01/16	7.250%	1,843,261	1,599,029
Bausch & Lomb, Inc.(a)(b) Delayed Draw Term Loan
04/24/15	3.546%	789,579	769,618
Term Loan
04/24/15	3.767%	3,235,551	3,153,756
Biomet, Inc. Term Loan(a)(b)
03/25/15	3.473%	7,856,410	7,648,215
Bright Horizons Family Solutions, Inc. Tranche B Term Loan(a)(b)
05/28/15	4.300%	1,967,255	1,934,461
CRC Health Corp. Tranche B2 Term Loan(a)(b)
11/16/15	5.079%	2,489,847	2,240,862
Community Health Systems, Inc.(a)(b) Delayed Draw Term Loan
07/25/14	2.546%	371,867	359,782
Term Loan
07/25/14	2.757%	7,203,188	6,969,085
01/25/17	3.965%	2,904,439	2,803,103
Health Care (cont.)
ConvaTec, Inc. Term Loan(a)(b)
12/22/16	5.750%	$1,608,750	$1,589,654
DJO Finance LLC Term Loan(a)(b)
05/20/14	3.296%	2,696,821	2,583,905
DaVita, Inc. Tranche B Term Loan(a)(b)
10/20/16	4.500%	2,598,750	2,597,451
Emergency Medical Services Corp. Term Loan(a)(b)
05/25/18	5.250%	2,989,962	2,905,257
Fresenius SE(a)(b)(d) Tranche D1 Term Loan
09/10/14	3.500%	2,298,761	2,287,267
Tranche D2 Term Loan
09/10/14	3.500%	1,603,974	1,595,954
HCA, Inc.(a)(b) Tranche A2 Term Loan
05/02/16	2.796%	962,500	902,498
Tranche B2 Term Loan
03/31/17	3.829%	6,000,000	5,684,160
Tranche B3 Term Loan
05/01/18	3.546%	4,000,000	3,782,000
Hanger Orthopedic Group, Inc. Tranche C Term Loan(a)(b)
12/01/16	4.010%	1,984,962	1,903,916
Harrington Holdings, Inc. Term Loan(a)(b)
10/01/16	6.750%	880,654	867,444
Health Management Associates, Inc. Tranche B Term Loan(a)(b)
11/16/18	4.500%	1,475,000	1,466,445
IMS Health, Inc. Tranche B Term Loan(a)(b)
08/26/17	4.500%	4,960,988	4,940,847
Immucor, Inc. Tranche B Term Loan(a)(b)
08/19/18	7.250%	822,938	826,641
Inventiv Health, Inc.(a)(b) Term Loan
08/04/16	6.500%	2,755,184	2,631,201
Tranche B3 Term Loan
05/15/18	6.750%	1,439,125	1,374,364
Inventiv Health, Inc.(a)(b)(c) Term Loan
TBD	TBD	981,130	936,979
Kindred HealthCare, Inc. Term Loan(a)(b)
06/01/18	5.250%	2,014,875	1,869,643
MedAssets, Inc. Term Loan(a)(b)
11/16/16	5.250%	2,574,309	2,558,863
MedPace IntermediateCo, Inc. Trance B Term Loan(a)(b)
06/19/17	6.500%	995,000	935,300
MultiPlan, Inc. Tranche B Term Loan(a)(b)
08/26/17	4.750%	5,837,253	5,540,545
Onex Carestream Finance LP Term Loan(a)(b)
02/25/17	5.000%	1,513,340	1,354,091

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	187

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Health Care (cont.)
Prime Healthcare Services, Inc. Tranche B Term Loan(a)(b)
04/28/15	7.250%	$2,158,441	$2,072,103
Quintiles Transnational Corp.(a)(b) Tranche B Term Loan
06/08/18	5.000%	5,795,875	5,671,264
Radnet Management, Inc. Tranche B Term Loan (a)(b)
04/06/16	5.751%	1,972,425	1,865,578
Renal Advantage Holdings, Inc. Tranche B Term Loan(a)(b)
12/17/16	5.750%	1,658,250	1,654,801
Res-Care, Inc. Tranche B Term Loan(a)(b)
12/22/16	7.250%	2,578,466	2,436,651
Select Medical Corp. Tranche B Term Loan(a)(b)
06/01/18	5.500%	3,283,500	3,117,683
Universal Health Services, Inc. Tranche B Term Loan(a)(b)
11/15/16	3.750%	2,721,715	2,709,549
Vanguard Health Holding Co. II LLC Term Loan(a)(b)
01/29/16	5.000%	4,935,380	4,853,403

Total			107,607,468
Independent Energy 0.5%
Buffalo Gulf Coast Term Tl 6.0(a)(b)
10/31/17	7.500%	648,375	648,375
MEG Energy Corp. Term Loan(a)(b)(d)
03/18/18	4.000%	3,815,438	3,795,178

Total			4,443,553
Integrated Energy 0.3%
Gibson Energy ULC Term Loan(a)(b)(d)
06/15/18	5.750%	2,338,250	2,328,897
Life Insurance 0.6%
Alliant Holdings I, Inc.(a)(b) Term Loan
08/21/14	3.579%	2,824,646	2,738,155
Tranche D Term Loan
08/21/14	6.750%	974,456	968,366
CNO Financial Group, Inc. Tranche B1 Term Loan(a)(b)
09/30/16	6.250%	1,616,326	1,610,265

Total			5,316,786
Media Cable 5.5%
Atlantic Broadband Finance LLC Tranche B Term Loan(a)(b)
03/08/16	4.000%	1,094,229	1,069,838
Bresnan Broadband Holdings LLC Tranche B Term Loan(a)(b)
12/14/17	4.500%	2,128,500	2,100,127
CSC Holdings LLC(a)(b) Tranche B2 Term Loan
03/29/16	3.544%	1,724,149	1,695,062
Media Cable (cont.)
Tranche B3 Term Loan
03/29/16	3.294%	$5,904,874	$5,737,885
Cequel Communications LLC Term Loan(a)(b)
11/05/13	2.274%	7,901,501	7,793,961
Charter Communications Operating LLC(a)(b) Tranche B1 Term Loan
03/06/14	2.300%	41,022	40,612
Tranche C Term Loan
09/06/16	3.830%	9,351,916	9,128,311
Crown Media Holdings, Inc. Tranche B Term Loan(a)(b)
07/14/18	5.750%	572,125	562,113
DG FastChannel, Inc. Term Loan(a)(b)
07/26/18	5.750%	1,840,750	1,800,879
Insight Midwest Holdings LLC Tranche B Term Loan(a)(b)
04/07/14	2.020%	2,572,839	2,535,328
MCC Iowa LLC Tranche F Term Loan(a)(b)
10/23/17	4.500%	2,955,000	2,864,518
Mediacom Illinois LLC Tranche E Term Loan(a)(b)
10/23/17	4.500%	4,927,469	4,746,778
Midcontinent Communications Tranche B Term Loan(a)(b)
12/31/16	4.000%	987,503	972,059
TWCC Holding Corp. Term Loan(a)(b)
02/11/17	4.250%	5,875,600	5,848,043
UPC Financing Partnership(a)(b)(d) Tranche T Term Loan
12/30/16	3.872%	1,578,393	1,513,285
Tranche X Term Loan
12/31/17	3.770%	2,500,000	2,381,250
Upc Broadband Holding Tlab 3.5(a)(b)(d)
12/31/17	4.750%	425,000	415,438

Total			51,205,487
Media Non-Cable 6.0%
AMC Networks, Inc. Tranche B Term Loan(a)(b)
12/31/18	4.000%	1,542,250	1,516,232
Catalina Marketing Corp. Term Loan(a)(b)
10/01/14	3.046%	986,373	939,520
Cengage Learning Acquisitions, Inc. Term Loan(a)(b)
07/03/14	2.550%	2,958,829	2,513,348
Cumulus Media Holdings, Inc. 1st Lien Term Loan(a)(b)
09/16/18	5.750%	6,775,000	6,632,251
Deluxe Entertainment Services Group, Inc.(a)(b) Tranche A Credit-Linked Deposit
05/13/13	6.250%	124,267	122,947
Tranche B Term Loan
05/13/13	6.250%	1,690,028	1,672,080
FoxCo Acquisition Sub. LLC Term Loan(a)(b)
07/14/15	4.750%	1,833,147	1,787,300
Media Non-Cable (cont.)
Getty Images, Inc. Term Loan(a)(b)
11/07/16	5.250%	$4,658,273	$4,656,316
Intelsat Jackson Holdings SA Tranche B Term Loan(a)(b)(d)
04/02/18	5.250%	9,954,987	9,867,881
LIN Television Corp. Term Loan(a)(b)
12/21/18	5.000%	675,000	672,469
Lodgenet Interactive Corp. Term Loan(a)(b)
04/04/14	6.500%	1,565,808	1,346,595
National CineMedia LLC Term Loan(a)(b)
02/13/15	2.050%	3,034,483	2,916,897
Nelson Education Ltd. 1st Lien Term Loan(a)(b)
07/04/14	3.079%	1,422,171	1,130,626
Nielsen Finance LLC(a)(b) Tranche A Term Loan
08/09/13	2.276%	4,215,537	4,153,063
Tranche B Term Loan
05/02/16	4.026%	1,969,981	1,927,292
Tranche C Term Loan
05/02/16	3.526%	2,477,368	2,418,530
Raycom TV Broadcasting LLC Tranche B Term Loan(a)(b)
05/31/17	4.500%	970,125	923,239
Sinclair Television Group, Inc. Tranche B Term Loan(a)(b)(c)
TBD	TBD	850,000	846,353
Univision Communications, Inc.(a)(b) 1st Lien Term Loan
03/31/17	4.546%	5,838,989	5,188,351
Term Loan
09/29/14	2.296%	874,148	832,626
Zuffa LLC Term Loan(a)(b)
06/19/15	2.313%	3,758,928	3,580,378

Total			55,644,294
Metals 1.8%
Fairmount Minerals, Ltd. Tranche B Term Loan(a)(b)
03/15/17	5.250%	7,645,750	7,599,340
JMC Steel Group, Inc. Term Loan(a)(b)
04/01/17	4.750%	2,233,125	2,205,211
Noranda Aluminum Acquisition Corp. Tranche B Term Loan(a)(b)
05/18/14	2.046%	389,946	382,148
Novelis, Inc.(a)(b)(d) Term Loan
03/10/17	3.750%	1,984,962	1,948,578
Tranche B2 Term Loan
03/10/17	3.750%	773,063	754,702
Walter Energy, Inc. Tranche B Term Loan(a)(b)
04/02/18	4.000%	4,213,748	4,167,650

Total			17,057,629

The accompanying Notes to Financial Statements are an integral part of this statement.

188	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Non-Captive Diversified 0.2%
International Lease Finance Corp.(a)(b) Tranche 1 Term Loan
03/17/15	6.750%	$2,000,000	$2,000,500
Tranche 2 Term Loan
03/17/16	7.000%	115,385	115,577

Total			2,116,077
Oil Field Services 0.6%
Frac Tech Services Term Loan(a)(b)
05/06/16	6.250%	5,237,085	5,155,543
Other Financial Institutions 1.1%
Asset Acceptance Capital Tlb 7.25(a)(b)
11/14/17	8.750%	1,475,000	1,408,625
Citco III Ltd. Term Loan(a)(b)
06/29/18	6.250%	1,815,875	1,731,128
Drumm Investors Llc Tl 3.75(a)(b)
05/04/18	5.000%	1,994,867	1,735,535
HarbourVest Partners LP Term Loan(a)(b)
12/19/16	6.250%	1,029,990	1,026,776
MIP Delaware LLC Term Loan(a)(b)
07/12/18	5.500%	1,030,232	1,025,730
Mercury Payment Systems LLC Term Loan(a)(b)
07/01/17	6.500%	746,250	742,519
Vantiv LLC Tranche B1 1st Lien Term Loan(a)(b)
11/03/16	4.500%	2,156,702	2,146,997

Total			9,817,310
Other Industry 2.8%
Allied Security Holdings LLC 1st Lien Term Loan(a)(b)
02/03/17	5.000%	1,563,188	1,557,326
Ascend Learning LLC 1st Lien Term Loan(a)(b)
12/06/16	7.102%	992,485	963,415
BarBri, Inc. Term Loan(a)(b)
06/19/17	6.000%	825,000	820,875
Education Management LLC Tranche C Term Loan(a)(b)
06/03/13	2.375%	3,649,231	3,440,714
Laureate Education, Inc. Term Loan(a)(b)
06/15/18	5.250%	4,696,524	4,297,320
Meritas Schools Holdings LLC 1st Lien Term Loan(a)(b)
07/29/17	7.500%	1,389,679	1,354,937
RE/MAX International LLC Term Loan(a)(b)
04/16/16	5.500%	1,236,374	1,217,828
Rexnord LLC/RBS Global, Inc.(a)(b) Tranche B1 Term Loan
07/19/13	2.894%	6,355,415	6,249,470
Tranche B2 Term Loan
07/19/13	2.563%	803,842	786,005
Other Industry (cont.)
SRAM LLC 1st Lien Term Loan(a)(b)
06/07/18	4.761%	$1,437,180	$1,429,994
Sensus U.S.A., Inc. 1st Lien Term Loan(a)(b)
05/09/17	4.750%	719,563	711,165
SymphonyIRI Group/Holdings, Inc. Term Loan(a)(b)
12/01/17	5.000%	1,492,500	1,476,948
TriMas Co. LLC Tranche B Term Loan(a)(b)
06/21/17	4.250%	1,194,000	1,183,553

Total			25,489,550
Other Utility 0.1%
BRSP LLC Term Loan(a)(b)
06/24/14	7.500%	1,174,665	1,171,729
Packaging 2.6%
BWay Holding Co. Tranche B Term Loan(a)(b)
02/23/18	4.500%	2,789,078	2,743,755
Berry Plastics Holding Corp. Tranche C Term Loan(a)(b)
04/03/15	2.278%	4,146,275	3,947,254
Consolidated Container Co. LLC 1st Lien Term Loan(a)(b)
03/28/14	2.563%	980,164	910,857
Graphic Packaging International, Inc. Term Loan(a)(b)
05/16/14	3.136%	5,180,448	5,158,846
ICL Industrial Containers ULC Tranche C Term Loan(a)(b)
02/23/18	4.500%	257,104	252,926
Reynolds Group Holdings, Inc.(a)(b) Tranche B Term Loan
02/09/18	6.500%	6,799,115	6,749,550
Tranche C Term Loan
08/09/18	6.500%	3,182,414	3,159,118
Sealed Air Corp. Tranche B Term Loan(a)(b)
10/03/18	4.750%	740,625	746,920
Tricorbraun, Inc. Tranche B Term Loan(a)(b)
07/31/13	2.524%	216,227	209,740

Total			23,878,966
Pharmaceuticals 2.2%
Axcan Intermediate Holdings, Inc. Term Loan(a)(b)
02/10/17	5.500%	990,000	945,450
Capsugel Holdings U.S., Inc. Term Loan(a)(b)
08/01/18	5.250%	1,471,313	1,471,548
Catalent Pharma Solutions, Inc. Term Loan(a)(b)
04/10/14	2.546%	1,974,160	1,890,258
Endo Pharmaceuticals Holdings, Inc. Tranche B Term Loan(a)(b)
06/17/18	4.000%	1,064,321	1,063,161
Pharmaceuticals (cont.)
Grifols, Inc. Tranche B Term Loan(a)(b)
06/01/17	6.000%	$6,293,375	$6,272,733
Pharmaceutical Product Development, Inc. Term Loan(a)(b)
12/05/18	6.250%	2,225,000	2,208,668
VWR Funding, Inc. Term Loan(a)(b)
06/30/14	2.796%	1,989,280	1,881,859
Warner Chilcott Co., LLC Tranche A Term Loan(a)(b)(d)
03/17/16	3.750%	1,388,000	1,374,467
Warner Chilcott Corp.(a)(b)(d) Tranche B1 Term Loan
03/15/18	4.250%	1,361,143	1,339,664
Tranche B2 Term Loan
03/15/18	4.250%	680,571	669,832
Tranche B3 Term Loan
03/15/18	4.250%	935,786	921,019

Total			20,038,659
Property & Casualty 1.4%
Asurion LLC 1st Lien Term Loan(a)(b)
05/24/18	5.500%	7,198,956	7,042,955
HUB International Ltd.(a)(b) Delayed Draw Term Loan
06/13/14	3.079%	180,234	171,842
Term Loan
06/13/14	3.079%	801,783	764,452
06/13/14	6.750%	2,947,236	2,923,039
USI Holdings Corp.(a)(b) Tranche B Term Loan
05/05/14	2.800%	493,540	467,629
Tranche C Term Loan
05/05/14	7.000%	1,964,824	1,936,982

Total			13,306,899
Refining 0.3%
CITGO Petroleum Corp.(a)(b) Tranche B Term Loan
06/24/15	8.000%	353,571	352,688
Tranche C Term Loan
06/24/17	9.000%	2,265,500	2,297,058

Total			2,649,746
REITs 0.1%
CB Richard Ellis Services, Inc. (a)(b) Tranche C Term Loan
03/04/18	3.546%	716,400	699,837
Tranche D Term Loan
09/04/19	3.776%	676,600	660,957

Total			1,360,794
Restaurants 2.2%
Burger King Corp. Tranche B Term Loan(a)(b)
10/19/16	4.500%	6,657,025	6,523,884
Dave & Busters, Inc. Term Loan(a)(b)
06/01/16	5.500%	1,970,000	1,950,300

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	189

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Restaurants (cont.)
DineEquity, Inc. Tranche B1 Term Loan(a)(b)
10/19/17	4.273%	$4,580,923	$4,508,407
OSI Restaurant Partners LLC(a)(b) Term Loan
06/14/13	1.110%	685,117	646,155
06/14/14	2.739%	6,949,829	6,554,592

Total			20,183,338
Retailers 5.6%
99 Cents Only Stores Tranche B Term Loan(a)(b)(c)
TBD	TBD	575,000	571,286
Dollar General Corp. Tranche B2 Term Loan(a)(b)
07/07/14	3.116%	1,000,000	997,440
FTD Group, Inc. Term Loan(a)(b)
06/11/18	4.750%	1,467,625	1,430,934
General Nutrition Centers, Inc. Tranche B Term Loan(a)(b)
03/02/18	4.250%	6,500,000	6,372,730
Harbor Freight Tools U.S.A., Inc./Central Purchasing LLC Tranche B Term Loan(a)(b)
12/22/17	6.500%	2,713,005	2,690,975
J. Crew Group, Inc. Term Loan(a)(b)
03/07/18	4.750%	4,975,000	4,662,271
JRD Holdings, Inc. Term Loan(a)(b)
07/02/14	2.550%	4,407,886	4,338,109
Jo-Ann Stores, Inc. Term Loan(a)(b)
03/16/18	4.750%	2,437,750	2,317,398
Michaels Stores, Inc. Tranche B3 Term Loan(a)(b)
07/31/16	5.015%	3,729,567	3,664,300
Neiman Marcus Group, Inc. (The) Term Loan(a)(b)
05/16/18	4.750%	3,350,000	3,224,375
PetCo Animal Supplies, Inc. Term Loan(a)(b)
11/24/17	4.500%	5,578,750	5,426,060
Rite Aid Corp.(a)(b) Tranche 2 Term Loan
06/04/14	2.040%	4,843,406	4,574,597
Tranche 5 Term Loan
03/03/18	4.500%	3,113,918	2,959,779
Rite Aid Corp.(a)(b)(c) Tranche 2 Term Loan
TBD	TBD	1,000,000	944,500
Savers, Inc. Term Loan(a)(b)
03/04/17	4.250%	3,258,900	3,196,427
Travelport LLC(a)(b) Synthetic Letter of Credit
08/23/13	3.079%	153,677	132,162
Tranche B Term Loan
08/23/13	2.869%	595,025	511,721
08/21/15	4.869%	1,735,688	1,441,923
Retailers (cont.)
Yankee Candle Co., Inc. Term Loan(a)(b)
02/06/14	2.551%	$2,706,801	$2,668,744

Total			52,125,731
Supermarkets 1.1%
Roundy’s Supermartkets, Inc. Tranche B Term Loan(a)(b)
11/03/13	3.816%	4,548,756	4,530,289
Supervalu, Inc. Tranche B3 Term Loan(a)(b)
04/30/18	4.500%	5,483,563	5,359,195

Total			9,889,484
Technology 11.7%
Aeroflex, Inc. Tranche B Term Loan(a)(b)
05/09/18	4.250%	1,741,250	1,641,128
Applied Systems, Inc. 1st Lien Term Loan(a)(b)
12/08/16	5.500%	1,782,000	1,739,677
Aspect Software, Inc. Tranche B Term Loan(a)(b)
05/07/16	6.250%	4,934,861	4,916,355
CCC Information Services Group, Inc. Term Loan(a)(b)
11/11/15	5.500%	1,699,263	1,695,015
CommScope, Inc. Term Loan(a)(b)
01/14/18	5.000%	6,086,525	6,028,703
Dealer Computer Services, Inc.(a)(b) Tranche B Term Loan
04/21/18	3.750%	2,561,036	2,547,437
Edwards (Cayman Islands II) Ltd. 1st Lien Term Loan(a)(b)(d)
05/31/16	5.500%	1,237,500	1,163,473
Endurance International Group Term Loan(a)(b)
12/22/17	7.750%	975,000	966,878
Fidelity National Information Services, Inc. Tranche B Term Loan(a)(b)
07/18/16	4.250%	1,987,545	1,982,875
First Data Corp. Tlb3 2.75(a)(b)
09/24/14	3.044%	1,000,000	905,630
First Data Corp.(a)(b) Term Loan
03/26/18	4.294%	1,641,285	1,370,013
Tranche B1 Term Loan
09/24/14	3.044%	1,000,000	905,630
Tranche B2 Term Loan
09/24/14	3.044%	1,990,617	1,802,762
Freescale Semiconductor, Inc. Term Loan(a)(b)(d)
12/01/16	4.520%	4,935,706	4,711,131
Go Daddy Group(a)(b)
12/17/18	7.000%	1,670,812	1,668,724
Infor Enterprise Solutions Holdings, Inc.(a)(b) 1st Lien Delayed Draw Term Loan
07/28/15	6.050%	1,710,526	1,607,894
1st Lien Term Loan
07/28/15	6.050%	3,220,773	3,027,527
Technology (cont.)
Infor Enterprise Solutions Holdings, Inc.(a)(b)(c) 1st Lien Delayed Draw Term Loan
TBD	TBD	$346,871	$326,059
1st Lien Term Loan
07/28/15	6.053%	653,129	613,941
Interactive Data Corp. Tranche B Term Loan(a)(b)
02/11/18	4.500%	1,985,000	1,950,262
Kronos, Inc.(a)(b) 2nd Lien Term Loan
06/11/18	10.579%	1,000,000	980,000
Kronos, Inc.(a)(b)(c) Tranche B1 Term Loan
TBD	TBD	950,000	921,500
MSCI, Inc. Tranche B1 Term Loan(a)(b)
03/14/17	3.750%	3,634,610	3,649,148
Microsemi Corp Term Loan(a)(b)
02/02/18	5.750%	1,795,500	1,789,665
NDS Finance Ltd. Tranche B Term Loan(a)(b)
03/12/18	4.000%	1,937,869	1,882,155
NXP BV/Funding LLC Term Loan(a)(b)(d)
03/03/17	4.500%	4,317,375	4,096,110
Novell, Inc. 1st Lien Term Loan(a)(b)
04/27/17	6.500%	3,397,000	3,313,773
Nxp Bv Tla2 4.25(a)(b)(d)
03/03/17	5.500%	3,167,062	3,060,174
Orbitz Worldwide, Inc. Term Loan(a)(b)
07/25/14	3.390%	1,919,483	1,633,154
Quantum Corp. Term Loan(a)(b)
07/11/14	3.796%	329,983	322,558
SSI Investments II Ltd. Term Loan(a)(b)
05/26/17	6.500%	489,194	484,507
Sensata Technology BV/Finance Co. LLC Term Loan(a)(b)
05/12/18	4.000%	4,850,625	4,791,011
Serena Software, Inc. Term Loan(a)(b)
03/10/16	4.538%	2,200,000	2,058,386
Shield Finance Co. SARL Tranche B Term Loan(a)(b)(d)
06/15/16	7.752%	764,000	762,090
Ship Luxco 3 SARL Tranche B2A Term Loan(a)(b)
11/30/17	5.250%	2,000,000	1,969,000
Sitel LLC Tranche A Term Loan(a)(b)
01/30/17	7.138%	2,377,759	2,205,372
Skillsoft Tlb 4.75(a)(b)
05/26/17	6.500%	299,250	296,383
Softlayer Technologies, Inc. Tranche B Term Loan(a)(b)
11/09/16	7.250%	569,250	568,778

The accompanying Notes to Financial Statements are an integral part of this statement.

190	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Technology (cont.)
Spansion LLC Term Loan(a)(b)
02/09/15	4.750%	$2,097,257	$2,060,555
SunGard Data Systems, Inc.(a)(b) Tranche A Term Loan
02/28/14	2.029%	489,000	475,861
Tranche B Term Loan
02/28/14	3.778%	750,000	738,750
02/28/16	3.997%	9,250,560	9,036,688
Sunquest Information Systems, Inc. 1st Lien Term Loan(a)(b)
12/16/16	6.250%	721,375	712,358
Syniverse Holdings, Inc. Term Loan(a)(b)
12/21/17	5.250%	1,987,487	1,983,353
Trans Union LLC Term Loan(a)(b)
02/10/18	4.750%	6,957,475	6,925,610
TriZetto Group, Inc. Term Loan(a)(b)
05/02/18	4.750%	3,582,000	3,513,942
Verifone, Inc. Tranche B Term Loan(a)(b)
12/28/18	4.250%	575,000	571,768
Vertafore, Inc. 1st Lien Term Loan(a)(b)
07/29/16	5.250%	1,806,780	1,764,321
Web.com Group, Inc. Tlb 7(a)(b)
10/27/17	7.000%	2,450,000	2,241,750
Technology (cont.)
iPayment, Inc. Term Loan(a)(b)
05/08/17	5.750%	$2,027,916	$1,994,962

Total			108,374,796
Textile 0.2%
PVH Tranche B Term Loan(a)(b)
05/06/16	3.500%	1,487,610	1,485,334
Warnaco Group, Inc. (The) Tranche B Term Loan(a)(b)
06/17/18	3.750%	572,125	567,834

Total			2,053,168
Transportation Services 0.5%
Evergreen International Aviation, Inc. 1st Lien Term Loan(a)(b)
06/30/15	12.250%	987,500	940,594
Hertz Corp. (The) Tranche B Term Loan(a)(b)
03/11/18	3.750%	3,697,062	3,623,713

Total			4,564,307
Wireless 1.3%
MetroPCS Wireless, Inc.(a)(b) Tranche B3 Term Loan
03/19/18	4.063%	6,520,250	6,318,122
SBA Senior Finance II LLC Term Loan(a)(b)
06/30/18	3.750%	1,069,625	1,061,603
Telesat Canada(a)(b)(d) Tranche I Term Loan
10/31/14	3.300%	3,617,658	3,564,695
Wireless (cont.)
Tranche II Term Loan
10/31/14	3.300%	$310,758	$306,209
Towerco Finance LLC Term Loan(a)(b)
02/02/17	5.250%	669,938	667,144

Total			11,917,773
Wirelines 0.7%
Alaska Communications Systems Holdings, Inc. Term Loan(a)(b)
10/21/16	5.500%	1,559,250	1,447,499
Neustar, Inc. Tl 3.75(a)(b)
11/08/18	5.000%	1,072,312	1,072,312
Windstream Corp.(a)(b) Tranche B2 Term Loan
12/17/15	3.131%	3,929,649	3,884,890

Total			6,404,701
Total Senior Loans
(Cost: $907,272,462)			$893,674,121

		Shares	Value
Money Market Funds 3.0%
Columbia Short-Term Cash Fund,
0.141%(f)(g)		27,927,273	$27,927,273
Total Money Market Funds
(Cost: $27,927,273)			$27,927,273
Total Investments
(Cost: $935,199,735)			$921,601,394
Other Assets & Liabilities, Net			2,624,171
Net Assets			$924,225,565

Notes to Portfolio of Investments

(a)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2011.

(b)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(c)	Represents a senior loan purchased on a when-issued or delayed delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(d)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $71,339,374 or 7.72% of net assets.

(e)	At December 31, 2011, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment
U.S. Security Associates Holdings, Inc.	$134,475

(f)	The rate shown is the seven-day current annualized yield at December 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	191

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Notes to Portfolio of Investments (continued)

(g)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$56,641,419	$356,015,676	$(384,729,822)	$—	$27,927,273	$92,048	$27,927,273

The accompanying Notes to Financial Statements are an integral part of this statement.

192	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	193

Portfolio of Investments (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

		Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Senior Loans
Aerospace & Defense	$—	$8,816,254	$6,396,781	$15,213,035
Automotive	—	37,580,485	—	37,580,485
Brokerage	—	13,267,932	—	13,267,932
Building Materials	—	3,591,363	—	3,591,363
Chemicals	—	46,434,042	3,781,511	50,215,553
Construction Machinery	—	3,573,210	—	3,573,210
Comsumer Cyclical Services	—	31,570,226	—	31,570,226
Consumer Products	—	19,046,739	1,740,344	20,787,083
Diversified Manufacturing	—	20,993,792	4,268,455	25,262,247
Electric	—	19,001,536	498,210	19,499,746
Entertainment	—	36,822,104	1,706,208	38,528,312
Food and Beverage	—	50,400,263	6,646,544	57,046,807
Gaming	—	9,233,808	—	9,233,808
Gas Distributors	—	—	4,201,629	4,201,629
Health Care	—	99,922,553	7,684,915	107,607,468
Independent Energy	—	3,795,178	648,375	4,443,553
Integrated Energy	—	2,328,897	—	2,328,897
Life Insurance	—	5,316,786	—	5,316,786
Media Cable	—	51,205,487	—	51,205,487
Media Non-Cable	—	53,849,267	1,795,027	55,644,294
Metals	—	16,675,481	382,148	17,057,629
Non-Captive Diversified	—	2,116,077	—	2,116,077
Oil Field Services	—	5,155,543	—	5,155,543
Other Financial Institutions	—	8,408,685	1,408,625	9,817,310
Other Industry	—	22,704,619	2,784,931	25,489,550
Other Utility	—	1,171,729	—	1,171,729
Packaging	—	23,669,226	209,740	23,878,966
Pharmaceuticals	—	20,038,659	—	20,038,659
Property & Casualty	—	13,306,899	—	13,306,899
Refining	—	2,649,746	—	2,649,746
REITS	—	1,360,794	—	1,360,794
Restaurants	—	20,183,338	—	20,183,338
Retailers	—	47,787,622	4,338,109	52,125,731
Supermarkets	—	9,889,484	—	9,889,484
Technology	—	105,730,551	2,644,245	108,374,796
Textile	—	2,053,168	—	2,053,168
Transportation Services	—	4,564,307	—	4,564,307
Wireless	—	11,917,773	—	11,917,773
Wirelines	—	6,404,701	—	6,404,701
Total Senior Loans	—	842,538,324	51,135,797	893,674,121
Other
Money Market Fund	27,927,273	—	—	27,927,273
Total Other	27,927,273	—	—	27,927,273
Total	$27,927,273	$842,538,324	$51,135,797	$921,601,394

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

194	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Senior Loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Senior Loans
Balance as of December 31, 2010	$35,790,318
Accrued discounts/premiums	241,501
Realized gain (loss)	128,032
Change in unrealized appreciation (depreciation)*	(1,175,642)
Sales	(14,479,012)
Purchases	34,500,340
Transfers into Level 3	6,360,834
Transfers out of Level 3	(10,230,574)
Balance as of December 31, 2011	$51,135,797

Financial Assets were transferred from Level 3 to Level 2 due to management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end and utilize a price provided by an approved vendor.

Financial Assets were transferred from Level 2 to Level 3 due to the utilization of single market quotations from broker dealers. As a result, as of period end, management determined to fair value the securities under consistently applied procedures established by and under the general supervision of the Board of Trustees.

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2011 was $(1,144,333).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	195

Portfolio of Investments

Variable Portfolio – Invesco International Growth Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 90.5%
AUSTRALIA 5.8%
BHP Billiton Ltd.(a)(b)	696,688	$24,592,152
Brambles Ltd.(b)	3,439,063	25,109,499
CSL Ltd.(a)(b)	441,079	14,380,421
QBE Insurance Group Ltd.(a)(b)	1,082,239	14,322,781
WorleyParsons Ltd.(b)	932,269	24,412,546

Total		102,817,399
BELGIUM 1.9%
Anheuser-Busch InBev NV(b)	557,670	34,143,076
BRAZIL 2.5%
Banco Bradesco SA, ADR(a)(b)	1,814,617	30,267,812
Petroleo Brasileiro SA, ADR(a)(b)	563,149	13,228,370

Total		43,496,182
CANADA 5.8%
Agrium, Inc.(a)(b)	203,345	13,648,816
Canadian National Railway Co.(b)	199,119	15,665,657
Canadian Natural Resources Ltd.(b)	389,978	14,603,838
Cenovus Energy, Inc.(b)	493,429	16,385,475
Fairfax Financial Holdings Ltd.(b)	38,732	16,614,745
Suncor Energy, Inc.(a)(b)	917,037	26,446,672

Total		103,365,203
CHINA 2.3%
China Mobile Ltd.(b)	2,066,000	20,072,405
Industrial & Commercial Bank of China, Class H(a)(b)	35,392,000	20,904,525

Total		40,976,930
DENMARK 1.5%
Novo Nordisk A/S, Class B(b)	230,039	26,435,279
FRANCE 6.3%
BNP Paribas SA(b)	336,898	13,233,522
Cap Gemini SA(b)	398,956	12,467,246
Cie Generale des Etablissements Michelin, Class B(b)	161,140	9,525,773
Danone(b)	348,604	21,913,855
Eutelsat Communications SA(a)(b)	303,204	11,831,520
L’Oreal SA(b)	107,652	11,243,822
Publicis Groupe SA(b)	197,125	9,068,564
Schneider Electric SA(b)	194,718	10,251,924
Total SA(b)	231,420	11,830,860

Total		111,367,086
GERMANY 4.9%
Adidas AG(b)	388,281	25,257,301
Bayer AG, Registered Shares(b)	138,400	8,848,738
Bayerische Motoren Werke AG(b)	85,338	5,716,827
Fresenius Medical Care AG & Co. KGaA(b)	308,996	20,995,706
SAP AG(b)	491,499	25,985,616

Total		86,804,188
HONG KONG 1.1%
Hutchison Whampoa Ltd.(b)	2,426,000	20,244,581
INDIA 0.9%
Infosys Ltd., ADR(a)(b)	297,271	$15,273,784
IRELAND 1.7%
Shire PLC (b)	458,477	15,970,492
WPP PLC (b)	1,402,223	14,710,041

Total		30,680,533
ISRAEL 1.7%
Teva Pharmaceutical Industries Ltd., ADR(b)	753,741	30,420,987
JAPAN 9.2%
Canon, Inc.(a)(b)	702,600	30,919,552
Denso Corp.(b)	714,800	19,636,162
Fanuc Corp.(b)	107,100	16,336,204
Keyence Corp.(a)(b)	69,600	16,776,367
Komatsu Ltd.(a)(b)	449,200	10,474,404
Nidec Corp.(a)(b)	219,200	19,032,253
Toyota Motor Corp.(b)	564,300	18,659,775
Yamada Denki Co., Ltd.(b)	450,010	30,654,329

Total		162,489,046
MEXICO 3.4%
America Movil SAB de CV, Class L, ADR(a)(b)	967,322	21,861,477
Fomento Economico Mexicano SAB de CV, ADR(a)(b)	325,350	22,680,148
Grupo Televisa SAB, ADR(a)(b)	781,459	16,457,527

Total		60,999,152
NETHERLANDS 2.9%
Koninklijke Ahold NV(b)	1,381,265	18,601,048
Koninklijke KPN NV(b)	246,553	2,950,092
Unilever NV-CVA(a)(b)	698,401	24,016,777
VimpelCom Ltd., ADR(a)(b)	558,505	5,289,042

Total		50,856,959
RUSSIAN FEDERATION 0.9%
Gazprom OAO, ADR(b)	1,529,239	16,301,688
SINGAPORE 2.3%
Keppel Corp., Ltd.(b)	3,205,700	22,945,889
United Overseas Bank Ltd.(b)	1,590,000	18,711,985

Total		41,657,874
SOUTH KOREA 2.5%
Hyundai Mobis(b)(c)	83,813	21,294,533
NHN Corp.(b)(c)	122,192	22,394,771

Total		43,689,304
SPAIN 0.5%
Amadeus IT Holding SA, Class A(b)	584,218	9,478,019
SWEDEN 3.0%
Kinnevik Investment AB, Class B(b)	440,725	8,587,735
Swedbank AB, Class A(b)	1,197,025	15,506,248
Telefonaktiebolaget LM Ericsson, Class B(b)	1,972,793	20,180,706
Volvo AB B Shares(b)	845,341	9,249,305

Total		53,523,994
SWITZERLAND 8.9%
ABB Ltd.(b)(c)	1,053,026	$19,820,611
Informa PLC (b)	2,545,966	14,285,387
Julius Baer Group Ltd.(b)(c)	477,963	18,695,157
Nestlé SA, Registered Shares(b)	487,293	28,014,289
Novartis AG, Registered Shares(b)	525,818	30,061,138
Roche Holding AG, Genusschein Shares(b)	128,756	21,822,586
Syngenta AG(b)(c)	85,248	24,958,160

Total		157,657,328
TAIWAN 1.3%
Taiwan Semiconductor Manufacturing Co., Ltd.(b)	9,465,000	23,649,246
TURKEY 0.6%
Akbank TAS(b)	3,491,396	11,098,722
UNITED KINGDOM 18.6%
BG Group PLC(b)	1,348,502	28,826,988
British American Tobacco PLC(b)	608,064	28,853,801
Centrica PLC(b)	3,540,518	15,906,942
Compass Group PLC(b)	4,220,684	40,049,353
GlaxoSmithKline PLC(b)	641,762	14,665,799
Imperial Tobacco Group PLC(b)	988,319	37,373,827
International Power PLC(b)	2,392,885	12,530,859
Kingfisher PLC(b)	4,233,086	16,480,974
Next PLC(b)	532,924	22,652,260
Reed Elsevier PLC(b)	3,136,821	25,282,997
Royal Dutch Shell PLC, Class B(b)	710,749	27,087,085
Smith & Nephew PLC(b)	1,700,010	16,513,923
Tesco PLC(b)	3,757,251	23,541,351
Vodafone Group PLC(b)	7,196,130	19,993,132

Total		329,759,291
Total Common Stocks
(Cost: $1,533,250,975)		$1,607,185,851

Preferred Stocks 1.0%
GERMANY 1.0%
Volkswagen AG (b)	116,064	$17,387,487
Total Preferred Stocks
(Cost: $21,058,649)		$17,387,487

	Shares	Value
Money Market Funds 9.2%
Columbia Short-Term Cash Fund, 0.141%(d)(e)	162,648,841	$162,648,841
Total Money Market Funds
(Cost: $162,648,841)		$162,648,841

The accompanying Notes to Financial Statements are an integral part of this statement.

196	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Invesco International Growth Fund

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 7.0%
Asset-Backed Commercial Paper 1.4%
Amsterdam Funding Corp.
01/11/12	0.320%	$4,998,489	$4,998,489
Argento Variable Funding Company LLC
01/09/12	0.310%	2,999,122	2,999,122
Atlantis One
01/11/12	0.310%	1,999,378	1,999,378
01/17/12	0.310%	1,999,415	1,999,415
Gemini Securitization Corporation (FKA Twin Towers)
01/09/12	0.380%	1,999,303	1,999,303
Grampian Funding LLC
01/18/12	0.310%	2,999,199	2,999,199
Kells Funding, LLC
01/03/12	0.360%	2,998,920	2,998,920
Regency Markets No. 1 LLC
01/18/12	0.250%	4,998,958	4,998,958

Total			24,992,784
Certificates of Deposit 1.5%
Banque et Caisse d’Epargne de l’Etat
01/17/12	0.900%	1,498,801	1,498,801
Branch Banking & Trust Corporation
03/15/12	0.240%	5,000,000	5,000,000
Credit Suisse
03/20/12	0.590%	5,000,000	5,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (cont.)
Rabobank
03/16/12	0.530%	$4,993,310	$4,993,310
Standard Chartered Bank PLC
03/05/12	0.630%	4,000,000	4,000,000
State Development Bank of NorthRhine-Westphalia
01/09/12	0.280%	2,000,000	2,000,000
Svenska Handelsbanken
03/01/12	0.460%	5,000,000	5,000,000

Total			27,492,111
Commercial Paper 0.5%
Skandinaviska Enskilda Banken AB
01/12/12	0.245%	3,999,184	3,999,184
Westpac Securities NZ Ltd.
03/02/12	0.441%	3,991,101	3,991,101

Total			7,990,285
Other Short-Term Obligations 0.2%
The Goldman Sachs Group, Inc.
01/13/12	0.550%	3,000,000	3,000,000
Repurchase Agreements 3.4%
Citigroup Global Markets, Inc. dated 12/30/11, matures 01/03/12, repurchase price $2,000,011(f)
	0.050%	2,000,000	2,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for ecurities on Loan (continued)
Repurchase Agreements (cont.)
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $15,000,167(f)
	0.100%	$15,000,000	$15,000,000
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $10,000,056(f)
	0.050%	10,000,000	10,000,000
Royal Bank of Canada dated 12/30/11, matures 01/03/12, repurchase price $32,954,301(f)
	0.040%	32,954,155	32,954,155

Total			59,954,155
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $123,429,335)			$123,429,335
Total Investments
(Cost: $1,840,387,800)			$1,910,651,514
Other Assets & Liabilities, Net			(135,958,149)
Net Assets			$1,774,693,365

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at December 31, 2011:

Industry	Percentage of Net Assets	Value
Auto Components	2.8%	$50,456,468
Automobiles	2.3	41,764,090
Beverages	3.2	56,823,224
Biotechnology	0.8	14,380,421
Capital Markets	1.1	18,695,157
Chemicals	2.2	38,606,976
Commercial Banks	6.2	109,722,814
Commercial Services & Supplies	1.4	25,109,499
Communications Equipment	1.1	20,180,706
Diversified Financial Services	0.5	8,587,735
Diversified Telecommunication Services	0.2	2,950,092
Electrical Equipment	2.8	49,104,787
Electronic Equipment, Instruments & Components	0.9	16,776,367
Energy Equipment & Services	1.4	24,412,546
Food & Staples Retailing	2.4	42,142,399
Food Products	4.2	73,944,921
Health Care Equipment & Supplies	0.9	16,513,923
Health Care Providers & Services	1.2	20,995,706
Hotels, Restaurants & Leisure	2.3	40,049,353
Independent Power Producers & Energy Traders	0.7	12,530,859
Industrial Conglomerates	2.4	43,190,470

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	197

Portfolio of Investments (continued)

Variable Portfolio – Invesco International Growth Fund

Summary of Investments in Securities by Industry (continued)

Industry	Percentage of Net Assets	Value
Insurance	1.7%	$30,937,525
Internet Software & Services	1.3	22,394,770
IT Services	2.1	37,219,049
Machinery	2.0	36,059,913
Media	5.2	91,636,037
Metals & Mining	1.4	24,592,152
Multiline Retail	1.3	22,652,260
Multi-Utilities	0.9	15,906,942
Office Electronics	1.7	30,919,552
Oil, Gas & Consumable Fuels	8.7	154,710,977
Personal Products	0.6	11,243,822
Pharmaceuticals	8.4	148,225,019
Road & Rail	0.9	15,665,657
Semiconductors & Semiconductor Equipment	1.3	23,649,246
Software	1.5	25,985,616
Specialty Retail	2.7	47,135,303
Textiles, Apparel & Luxury Goods	1.4	25,257,301
Tobacco	3.7	66,227,628
Wireless Telecommunication Services	3.8	67,216,056
Other(1)	16.1	286,078,176
Total		$1,910,651,514

(1)	Includes Cash Equivalents

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2011
Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation
State Street (Directed)	Jan. 3, 2012	1,552,582 (USD	)	1,462,796 (CHF	)	$4,744	$—
Credit Suisse	Jan. 3, 2012	1,165,350 (USD	)	753,515 (GBP	)	4,859	—
Deutsche Bank	Jan. 4, 2012	1,230,037 (USD	)	1,222,093 (AUD	)	19,920	—
Deutsche Bank	Jan. 4, 2012	2,152,493 (USD	)	2,027,433 (CHF	)	5,958	—
Morgan Stanley	Jan. 4, 2012	598,815 (USD	)	389,144 (GBP	)	5,526	—
Deutsche Bank	Jan. 4, 2012	546,124 (USD	)	712,146 (SGD	)	2,926	—
Citigroup Investment Bank Inc.	Jan. 5, 2012	898,355 (USD	)	883,312 (AUD	)	—	(5,097)
Citigroup Investment Bank Inc.	Jan. 5, 2012	357,899 (USD	)	465,186 (SGD	)	751	—
Total						$44,684	$(5,097)

Notes to Portfolio of Investments

(a)	At December 31, 2011, security was partially or fully on loan.

(b)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $1,624,573,338 or 91.54% of net assets.

(c)	Non-income producing.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

198	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Invesco International Growth Fund

Notes to Portfolio of Investments (continued)

(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$96,250,809	$479,285,568	$(412,887,536)	$—	$162,648,841	$221,265	$162,648,841

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$1,262,382
Freddie Mac REMICS	621,450
Government National Mortgage Association	156,168
Total Market Value of Collateral Securities	$2,040,000
Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$9,937,619
Federal National Mortgage Association	136,761
Freddie Mac Gold Pool	3,481,660
Freddie Mac Non Gold Pool	1,137,659
Ginnie Mae I Pool	605,592
Ginnie Mae II Pool	709
Total Market Value of Collateral Securities	$15,300,000
Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Fannie Mae Interest Strip	$1,941,515
Fannie Mae REMICS	4,396,847
Federal Home Loan Mortgage Corp	3,233,604
Federal National Mortgage Association	628,095
Total Market Value of Collateral Securities	$10,200,061
Royal Bank of Canada (0.040%)

Security Description	Value
Fannie Mae Pool	$29,719,036
Fannie Mae REMICS	65,670
Freddie Mac Gold Pool	1,892,131
Freddie Mac Non Gold Pool	1,936,401
Total Market Value of Collateral Securities	$33,613,238

Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CHF	Swiss Franc
GBP	Pound Sterling
SGD	Singapore Dollar
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	199

Portfolio of Investments (continued)

Variable Portfolio – Invesco International Growth Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

200	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Invesco International Growth Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$16,457,527	$285,105,798	$—	$301,563,325
Consumer Staples	22,680,148	227,701,846	—	250,381,994
Energy	70,664,356	108,459,167	—	179,123,523
Financials	46,882,556	121,060,675	—	167,943,231
Health Care	30,420,987	169,694,081	—	200,115,068
Industrials	15,665,657	153,464,669	—	169,130,326
Information Technology	15,273,784	161,851,523	—	177,125,307
Materials	13,648,816	49,550,312	—	63,199,128
Telecommunication Services	27,150,520	43,015,628	—	70,166,148
Utilities	—	28,437,801	—	28,437,801
Preferred Stocks
Consumer Discretionary	—	17,387,487	—	17,387,487
Total Equity Securities	258,844,351	1,365,728,987	—	1,624,573,338
Other
Money Market Funds	162,648,841	—	—	162,648,841
Investments of Cash Collateral Received for Securities on Loan	—	123,429,335	—	123,429,335
Total Other	162,648,841	123,429,335	—	286,078,176
Investments in Securities	421,493,192	1,489,158,322	—	1,910,651,514
Derivatives(c)
Assets
Forward Foreign Currency Exchange Contracts	—	44,684	—	44,684
Liabilities
Forward Foreign Currency Exchange Contracts	—	(5,097)	—	(5,097)
Total	$421,493,192	$1,489,197,909	$—	$1,910,691,101

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depriciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	201

Portfolio of Investments

Variable Portfolio – J.P. Morgan Core Bond Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes 14.0%
ABS Other 0.1%
Crown Castle Towers LLC Senior Secured(a)
08/15/35	3.214%	$1,160,000	$1,172,962
Aerospace & Defense 0.1%
BAE Systems Holdings, Inc.(a)
08/15/15	5.200%	780,000	838,664
Lockheed Martin Corp. Senior Unsecured
11/15/19	4.250%	300,000	319,096

Total			1,157,760
Airlines 0.1%
American Airlines 2011-1 Class A Pass-Through Trust
07/31/22	5.250%	228,661	213,227
American Airlines Pass-Through Trust Series 2011-2 Class A
04/15/23	8.625%	621,000	644,287
Continental Airlines 2007-1 Class A Pass-Through Trust(b)
04/19/22	5.983%	790,056	822,606
Delta Air Lines 2011-1 Class A Pass-Through Trust(b)
04/15/19	5.300%	130,000	133,900

Total			1,814,020
Automotive 0.2%
Daimler Finance North America LLC
01/15/12	7.300%	405,000	406,048
01/18/31	8.500%	510,000	713,083
Johnson Controls, Inc. Senior Unsecured
12/01/21	3.750%	525,000	542,078
Johnson Controls, Inc.(b) Senior Unsecured
12/01/41	5.250%	865,000	916,902
PACCAR Financial Corp. Senior Unsecured(b)
09/29/14	1.550%	700,000	707,641

Total			3,285,752
Banking 4.5%
American Express Co. Senior Unsecured
03/19/18	7.000%	500,000	604,208
American Express Co.(b) Senior Unsecured
05/20/14	7.250%	425,000	474,630
American Express Credit Corp. Senior Unsecured
05/02/13	5.875%	860,000	903,993
08/25/14	5.125%	400,000	429,728
American Express Credit Corp.(b) Senior Unsecured
09/19/16	2.800%	2,039,000	2,048,991
Associates Corp. of North America Senior Unsecured
11/01/18	6.950%	300,000	325,990
Australia & New Zealand Banking Group Ltd.(a)(b)(c)
11/23/16	2.400%	1,119,000	1,108,433

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Banking (cont.)
BB&T Corp. Senior Unsecured
07/27/12	3.850%	$1,235,000	$1,255,149
Subordinated Notes
12/23/15	5.200%	400,000	428,239
11/01/19	5.250%	800,000	873,144
BB&T Corp.(b) Senior Unsecured
04/30/19	6.850%	400,000	488,094
Bank of America Corp. Senior Unsecured
05/15/14	7.375%	250,000	259,215
07/01/20	5.625%	2,750,000	2,540,068
Bank of America Corp.(b) Senior Unsecured
10/14/16	5.625%	500,000	479,690
Bank of Montreal(a)(b)(c)
10/31/14	1.300%	1,037,000	1,034,119
Bank of New York Mellon Corp. (The)(b) Senior Unsecured
06/18/15	2.950%	1,520,000	1,578,093
01/17/17	2.400%	1,024,000	1,021,687
Barclays Bank PLC(a)(b)(c)
09/21/15	2.500%	1,600,000	1,599,229
Barclays Bank PLC(c) Senior Unsecured
05/22/19	6.750%	1,100,000	1,219,485
Capital One Bank USA NA Subordinated Notes
07/15/19	8.800%	1,750,000	2,001,982
Capital One Financial Corp. Senior Unsecured
09/15/17	6.750%	600,000	672,310
Capital One Financial Corp.(b) Senior Unsecured
07/15/21	4.750%	381,000	392,092
Citigroup, Inc. Senior Unsecured
12/13/13	6.000%	1,790,000	1,852,219
01/15/15	6.010%	2,990,000	3,123,668
05/19/15	4.750%	400,000	405,104
12/15/15	4.587%	583,000	586,729
08/15/17	6.000%	540,000	565,899
11/21/17	6.125%	900,000	960,508
08/09/20	5.375%	561,000	576,860
12/01/25	7.000%	765,000	795,125
Comerica Bank Subordinated Notes
08/22/17	5.200%	500,000	540,759
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA(a)(c) Senior Notes
09/30/10	5.800%	500,000	560,059
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA(b)(c)
01/11/21	4.500%	1,800,000	1,869,921
Countrywide Financial Corp. Subordinated Notes
05/15/16	6.250%	1,520,000	1,432,044

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Banking (cont.)
Credit Suisse Senior Unsecured
08/13/19	5.300%	$1,000,000	$1,031,310
08/05/20	4.375%	451,000	442,192
Deutsche Bank AG Senior Unsecured(b)(c)
01/11/16	3.250%	900,000	912,277
Goldman Sachs Group, Inc. (The) Senior Unsecured
01/15/15	5.125%	1,000,000	1,022,110
01/18/18	5.950%	1,000,000	1,024,221
02/15/19	7.500%	3,565,000	3,960,973
06/15/20	6.000%	1,281,000	1,312,208
Goldman Sachs Group, Inc. (The)(b) Senior Unsecured
08/01/15	3.700%	987,000	966,968
02/07/16	3.625%	805,000	777,810
07/27/21	5.250%	1,123,000	1,095,531
HSBC Bank PLC(a)(b)(c)
07/07/14	1.625%	364,000	363,404
Senior Unsecured
01/19/21	4.750%	565,000	585,885
HSBC Bank PLC(a)(c) Senior Notes
06/28/15	3.500%	1,321,000	1,333,667
08/12/20	4.125%	622,000	619,774
Senior Unsecured
05/24/16	3.100%	245,000	245,014
HSBC Holdings PLC(c) Senior Unsecured
04/05/21	5.100%	586,000	622,680
01/14/22	4.875%	410,000	433,326
KeyBank NA Subordinated Notes
11/01/17	5.700%	817,000	876,929
KeyCorp Senior Unsecured
05/14/13	6.500%	500,000	528,998
Macquarie Group Ltd.(a)(b)(c) Senior Unsecured
01/14/21	6.250%	926,000	881,599
Macquarie Group Ltd.(a)(c) Senior Unsecured
08/01/14	7.300%	923,000	960,937
Merrill Lynch & Co., Inc. Senior Unsecured
09/30/15	5.300%	1,200,000	1,153,210
08/28/17	6.400%	4,249,000	4,114,324
07/15/18	6.500%	1,300,000	1,261,530
Morgan Stanley Senior Unsecured
01/09/17	5.450%	3,300,000	3,177,121
12/28/17	5.950%	1,200,000	1,143,283
09/23/19	5.625%	130,000	119,797
07/24/20	5.500%	696,000	632,824
Morgan Stanley(b) Senior Unsecured
07/24/15	4.000%	567,000	531,705

The accompanying Notes to Financial Statements are an integral part of this statement.

202	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – J.P. Morgan Core Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Banking (cont.)
National Australia Bank Ltd. Senior Unsecured(a)(b)(c)
07/27/16	3.000%	$3,250,000	$3,293,899
National Bank of Canada(a)(b)(c)
01/30/14	1.650%	1,655,000	1,672,473
Northern Trust Co. (The) Subordinated Notes
08/15/18	6.500%	500,000	596,482
PNC Bank NA Subordinated Notes
04/01/18	6.875%	1,000,000	1,134,124
PNC Funding Corp. Bank Guaranteed(b)
05/19/14	3.000%	2,015,000	2,094,790
Royal Bank of Canada Senior Notes(b)(c)
07/20/16	2.300%	1,215,000	1,235,101
SouthTrust Bank Subordinated Notes
05/15/25	7.690%	500,000	609,891
Toronto-Dominion Bank (The)(a)(b)(c)
07/29/15	2.200%	2,500,000	2,548,592
U.S. Bancorp Senior Notes
07/27/15	2.450%	960,000	984,332
U.S. Bancorp(b) Senior Unsecured
05/24/21	4.125%	309,000	341,119
UBS AG
01/15/15	3.875%	1,000,000	997,250
08/04/20	4.875%	305,000	301,841
Senior Unsecured
04/25/18	5.750%	500,000	518,038
Wachovia Bank NA Subordinated Notes
08/15/15	5.000%	1,000,000	1,041,765
11/15/17	6.000%	5,300,000	5,852,382
Wachovia Corp. Senior Unsecured
05/01/13	5.500%	1,875,000	1,978,311
02/01/18	5.750%	900,000	1,022,420
Wells Fargo & Co. Senior Unsecured(b)
04/01/21	4.600%	200,000	219,336
Westpac Banking Corp.(a)(c)
11/28/16	2.450%	600,000	594,839
Westpac Banking Corp.(c) Senior Unsecured
11/19/19	4.875%	750,000	797,938

Total			94,973,994
Brokerage 0.2%
BlackRock, Inc. Senior Unsecured
09/15/17	6.250%	900,000	1,047,068
Charles Schwab Corp. (The) Senior Unsecured
06/01/14	4.950%	325,000	352,217
Credit Suisse Subordinated Notes
01/14/20	5.400%	1,730,000	1,631,676
Brokerage (cont.)
Jefferies Group, Inc.(b) Senior Unsecured
11/09/15	3.875%	$375,000	$331,875
07/15/19	8.500%	1,265,000	1,283,975

Total			4,646,811
Building Materials —%
CRH America, Inc.
09/30/16	6.000%	229,000	244,622
Chemicals 0.4%
Dow Chemical Co. (The) Senior Unsecured
05/15/18	5.700%	275,000	306,364
Dow Chemical Co. (The)(b) Senior Unsecured
05/15/19	8.550%	709,000	927,605
11/15/20	4.250%	350,000	363,804
EI du Pont de Nemours & Co. Senior Unsecured
07/15/13	5.000%	130,000	138,102
03/15/19	5.750%	250,000	303,150
EI du Pont de Nemours & Co.(b) Senior Unsecured
12/15/36	5.600%	525,000	649,735
PPG Industries, Inc. Senior Unsecured
03/15/18	6.650%	1,225,000	1,482,012
08/15/19	7.400%	278,000	346,678
Potash Corp. of Saskatchewan, Inc.(c) Senior Unsecured
09/30/15	3.750%	300,000	321,640
05/15/19	6.500%	450,000	557,614
Praxair, Inc. Senior Unsecured
03/31/14	4.375%	450,000	482,674
03/15/17	5.200%	740,000	853,628
Union Carbide Corp. Senior Unsecured
06/01/25	7.500%	515,000	607,819
10/01/96	7.750%	545,000	615,028

Total			7,955,853
Construction Machinery 0.1%
Caterpillar, Inc. Senior Unsecured
12/15/18	7.900%	1,000,000	1,331,303
12/15/38	8.250%	601,000	992,270

Total			2,323,573
Consumer Products —%
Koninklijke Philips Electronics NV(c) Senior Unsecured
03/11/18	5.750%	148,000	169,531
06/01/26	7.200%	175,000	231,920
Newell Rubbermaid, Inc. Senior Unsecured
08/15/20	4.700%	405,000	427,798

Total			829,249
Diversified Manufacturing 0.1%
Eaton Corp. Senior Unsecured
04/01/24	7.625%	500,000	694,584
Diversified Manufacturing (cont.)
Siemens Financieringsmaatschappij NV(a)(c)
08/17/26	6.125%	$385,000	$467,361
Tyco International Ltd./Finance SA(b)(c)
12/15/19	7.000%	750,000	924,164
United Technologies Corp. Senior Unsecured
02/01/19	6.125%	965,000	1,192,434

Total			3,278,543
Electric 1.1%
Alabama Power Co. Senior Unsecured
05/15/38	6.125%	70,000	94,098
American Water Capital Corp. Senior Unsecured
10/15/17	6.085%	740,000	860,802
10/15/37	6.593%	300,000	369,599
Carolina Power & Light Co. 1st Mortgage
09/15/13	5.125%	461,000	494,124
Centerpoint Energy, Inc. Senior Unsecured
05/01/18	6.500%	1,065,000	1,243,296
Cleveland Electric Illuminating Co. (The) 1st Mortgage
11/15/18	8.875%	600,000	805,094
Dominion Resources, Inc. Senior Unsecured
11/30/17	6.000%	500,000	589,858
08/01/41	4.900%	102,000	110,041
Duke Energy Carolinas LLC
01/15/18	5.250%	630,000	744,868
1st Mortgage
06/15/20	4.300%	156,000	176,944
12/15/41	4.250%	313,000	327,475
Duke Energy Corp. Senior Unsecured
11/15/16	2.150%	757,000	759,152
Duke Energy Indiana, Inc. 1st Mortgage
07/15/20	3.750%	772,000	828,943
Exelon Generation Co. LLC Senior Unsecured
10/01/17	6.200%	800,000	918,683
Exelon Generation Co. LLC(b) Senior Unsecured
10/01/20	4.000%	750,000	770,990
Florida Power & Light Co. 1st Mortgage
10/01/33	5.950%	615,000	786,567
Indiana Michigan Power Co. Senior Unsecured
03/15/19	7.000%	420,000	521,068
KCP&L Greater Missouri Operations Co. Senior Unsecured
07/01/12	11.875%	500,000	525,056
Kansas City Power & Light Co. Senior Unsecured
10/01/41	5.300%	750,000	807,247
National Rural Utilities Cooperative Finance Corp.
11/01/18	10.375%	550,000	791,315

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	203

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Electric (cont.)
Nevada Power Co.
08/01/18	6.500%	$1,275,000	$1,538,134
09/15/40	5.375%	67,000	79,181
Oncor Electric Delivery Co. LLC Senior Secured
09/01/18	6.800%	813,000	988,688
PPL Energy Supply LLC Senior Unsecured(b)
12/15/21	4.600%	775,000	785,927
PSEG Power LLC
12/01/15	5.500%	212,000	235,661
09/15/16	5.320%	800,000	892,432
PSEG Power LLC(b)
09/15/21	4.150%	233,000	241,989
PacifiCorp 1st Mortgage
07/15/18	5.650%	1,500,000	1,790,733
10/15/37	6.250%	200,000	263,422
Potomac Electric Power Co. 1st Mortgage
12/15/38	7.900%	160,000	247,194
Progress Energy, Inc. Senior Unsecured
01/15/21	4.400%	187,000	205,636
Public Service Co. of Oklahoma Senior Unsecured
12/01/19	5.150%	377,000	420,381
Public Service Co. of Oklahoma(b) Senior Unsecured
02/01/21	4.400%	231,000	250,348
Public Service Company of Colorado 1st Mortgage(b)
11/15/20	3.200%	240,000	249,360
Public Service Electric & Gas Co. 1st Mortgage
05/01/15	2.700%	400,000	416,991
Southern California Edison Co.
02/01/38	5.950%	210,000	273,312
1st Mortgage
06/01/21	3.875%	225,000	248,707
Southern Power Co. Senior Unsecured
09/15/41	5.150%	466,000	494,400
Southwestern Public Service Co. Senior Unsecured
12/01/18	8.750%	804,000	1,098,130
Virginia Electric and Power Co. Senior Unsecured
11/15/38	8.875%	205,000	338,706
Wisconsin Electric Power Co. Senior Unsecured(b)
09/15/21	2.950%	86,000	87,652
Xcel Energy, Inc. Senior Unsecured
05/15/20	4.700%	98,000	110,448
09/15/41	4.800%	90,000	98,076

Total			23,880,728
Entertainment 0.2%
Time Warner Entertainment Co. LP
07/15/33	8.375%	695,000	910,951
Entertainment (cont.)
Time Warner, Inc.
04/15/31	7.625%	$450,000	$580,896
05/01/32	7.700%	690,000	900,233
Viacom, Inc. Senior Unsecured
12/15/16	2.500%	375,000	374,858
12/15/21	3.875%	368,000	375,680
Walt Disney Co. (The) Senior Unsecured
12/15/17	5.875%	500,000	605,999

Total			3,748,617
Environmental —%
Waste Management, Inc.(b)
06/30/20	4.750%	450,000	493,668
Food and Beverage 0.5%
Anheuser-Busch Companies LLC
01/15/31	6.800%	640,000	831,311
Anheuser-Busch InBev Worldwide, Inc.(c)
01/15/19	7.750%	525,000	679,958
01/15/39	8.200%	410,000	646,394
Bunge Ltd. Finance Corp.
06/15/19	8.500%	700,000	852,068
Cargill, Inc.(a) Senior Unsecured
11/27/17	6.000%	170,000	200,410
03/06/19	7.350%	250,000	317,419
11/01/36	7.250%	300,000	402,499
General Mills, Inc. Senior Unsecured
02/15/19	5.650%	140,000	166,136
Kraft Foods, Inc. Senior Unsecured
08/11/17	6.500%	1,675,000	1,986,166
08/23/18	6.125%	400,000	471,977
08/11/37	7.000%	405,000	541,059
02/01/38	6.875%	200,000	264,834
PepsiCo, Inc. Senior Unsecured
03/01/14	3.750%	800,000	850,602
PepsiCo, Inc.(b) Senior Unsecured
11/01/18	7.900%	133,000	179,559
08/25/21	3.000%	838,000	864,745
SABMiller PLC Senior Unsecured(a)(c)
01/15/14	5.700%	960,000	1,041,101

Total			10,296,238
Gas Distributors 0.1%
San Diego Gas & Electric Co. 1st Mortgage
05/15/40	5.350%	21,000	26,560
Sempra Energy Senior Unsecured
06/15/18	6.150%	370,000	436,121
02/15/19	9.800%	1,092,000	1,474,794

Total			1,937,475
Gas Pipelines 0.2%
Centerpoint Energy Resources Corp. Senior Unsecured
11/01/17	6.125%	395,000	452,817
Gas Pipelines (cont.)
Nisource Finance Corp.
01/15/19	6.800%	$377,000	$441,560
02/01/42	5.800%	381,000	398,531
Spectra Energy Capital LLC
10/01/19	8.000%	745,000	937,520
TransCanada PipeLines Ltd.(c) Senior Unsecured
01/15/19	7.125%	677,000	864,019
10/15/37	6.200%	500,000	623,190

Total			3,717,637
Health Care —%
Medco Health Solutions, Inc. Senior Unsecured
03/15/18	7.125%	500,000	582,796
Independent Energy 0.2%
Alberta Energy Co., Ltd. Senior Unsecured(c)
11/01/31	7.375%	695,000	869,177
Apache Corp. Senior Unsecured
09/15/18	6.900%	750,000	953,732
Devon Energy Corp. Senior Unsecured
01/15/19	6.300%	1,050,000	1,284,321
Occidental Petroleum Corp. Senior Unsecured(b)
02/15/17	1.750%	244,000	247,135
Talisman Energy, Inc. Senior Unsecured(c)
06/01/19	7.750%	795,000	980,284

Total			4,334,649
Integrated Energy 0.4%
BG Energy Capital PLC(a)(b)(c)
10/15/41	5.125%	200,000	216,441
BP Capital Markets PLC(c)
03/10/15	3.875%	1,450,000	1,548,320
ConocoPhillips Senior Unsecured
07/15/18	6.650%	605,000	754,460
03/30/29	7.000%	475,000	622,135
Shell International Finance BV(b)(c)
03/25/20	4.375%	400,000	466,986
Shell International Finance BV(c)
09/22/19	4.300%	1,000,000	1,160,349
12/15/38	6.375%	480,000	660,629
Suncor Energy, Inc. Senior Unsecured(c)
06/01/18	6.100%	770,000	911,499
Tosco Corp. Senior Unsecured
02/15/30	8.125%	775,000	1,134,786
Total Capital SA(b)(c)
03/15/16	2.300%	1,170,000	1,200,800

Total			8,676,405
Life Insurance 0.9%
ASIF Global Financing XIX Senior Secured(a)
01/17/13	4.900%	2,524,000	2,545,081

The accompanying Notes to Financial Statements are an integral part of this statement.

204	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – J.P. Morgan Core Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Life Insurance (cont.)
Aflac, Inc. Senior Unsecured
05/15/19	8.500%	$250,000	$306,388
Aflac, Inc.(b) Senior Unsecured
08/15/40	6.450%	267,000	282,782
Jackson National Life Global Funding(a) Senior Secured
05/08/13	5.375%	1,425,000	1,491,339
06/01/18	4.700%	600,000	642,880
Lincoln National Corp. Senior Unsecured(b)
06/24/21	4.850%	140,000	142,612
MassMutual Global Funding II(a) Senior Secured
07/16/12	3.625%	770,000	781,552
09/28/15	2.300%	290,000	296,280
Metropolitan Life Global FundingI(a) Secured
01/11/16	3.125%	855,000	877,358
06/14/18	3.650%	900,000	925,982
Senior Secured
01/11/13	2.500%	1,000,000	1,012,115
01/10/14	2.000%	565,000	568,335
06/10/14	5.125%	1,450,000	1,561,256
Nationwide Mutual Insurance Co.(a) Subordinated Notes
04/15/34	6.600%	290,000	265,877
08/15/39	9.375%	1,170,000	1,413,891
New York Life Global Funding Senior Secured(a)
05/04/15	3.000%	1,830,000	1,916,586
Pacific Life Global Funding Senior Secured(a)
04/15/13	5.150%	700,000	730,003
Pacific Life Insurance Co. Subordinated Notes(a)
06/15/39	9.250%	385,000	512,693
Principal Life Income Funding Trusts Senior Secured
12/14/12	5.300%	1,270,000	1,321,808
Prudential Insurance Co. of America (The) Senior Subordinated Notes(a)
07/01/25	8.300%	615,000	786,805

Total			18,381,623
Media Cable 0.5%
COX Communications, Inc. Senior Unsecured(a)
03/01/39	8.375%	420,000	562,363
Comcast Cable Communications Holdings, Inc.
11/15/22	9.455%	1,165,000	1,660,006
Comcast Cable Communications LLC
05/01/17	8.875%	753,000	971,833
Comcast Corp.
11/15/35	6.500%	670,000	807,608
03/15/37	6.450%	565,000	684,917
DIRECTV Holdings LLC/Financing Co., Inc.
08/15/40	6.000%	875,000	954,515
DIRECTV Holdings LLC/Financing Co., Inc.(b)
03/01/41	6.375%	425,000	490,034
Time Warner Cable, Inc.
07/01/18	6.750%	865,000	1,027,374
Media Cable (cont.)
02/14/19	8.750%	$662,000	$845,327
05/01/37	6.550%	580,000	659,701
Time Warner Cable, Inc.(b)
02/14/14	8.250%	830,000	935,539

Total			9,599,217
Media Non-Cable 0.2%
CBS Corp.
07/30/30	7.875%	795,000	1,011,397
News America, Inc.
05/18/18	7.250%	375,000	451,753
10/30/25	7.700%	400,000	489,945
04/30/28	7.300%	350,000	399,904
12/15/34	6.200%	450,000	483,769
Thomson Reuters Corp.(c)
07/15/18	6.500%	725,000	868,620

Total			3,705,388
Metals 0.2%
BHP Billiton Finance USA Ltd.(c)
04/01/14	5.500%	1,100,000	1,209,129
Nucor Corp. Senior Unsecured(b)
12/01/37	6.400%	250,000	330,866
Rio Tinto Finance U.S.A. Ltd.(c)
09/20/21	3.750%	1,104,000	1,156,840
Rio Tinto Finance USA Ltd.(b)(c)
05/01/14	8.950%	495,000	578,909
Rio Tinto Finance USA Ltd.(c)
11/02/20	3.500%	300,000	306,632

Total			3,582,376
Non-Captive Consumer 0.1%
HSBC Finance Corp. Senior Unsecured
01/19/16	5.500%	1,090,000	1,115,374
Non-Captive Diversified 0.7%
General Electric Capital Corp. Senior Unsecured
09/15/17	5.625%	3,400,000	3,763,035
08/07/19	6.000%	2,400,000	2,756,707
03/15/32	6.750%	505,000	591,325
General Electric Capital Corp.(b) Senior Unsecured
05/01/18	5.625%	5,000,000	5,600,010
Subordinated Notes
02/11/21	5.300%	292,000	312,134
General Electric Capital Corp.(d) Senior Unsecured
02/15/17	0.627%	1,250,000	1,123,618

Total			14,146,829
Oil Field Services 0.1%
Schlumberger Investment SA(a)(c)
09/14/21	3.300%	344,000	353,404
Transocean, Inc.(c)
11/15/20	6.500%	810,000	836,724
12/15/21	6.375%	124,000	131,797
12/15/41	7.350%	67,000	74,426

Total			1,396,351
Other Financial Institutions 0.1%
CME Group, Inc. Senior Unsecured
02/15/14	5.750%	$326,000	$355,345
Nomura Holdings, Inc.(b)(c) Senior Unsecured
01/19/16	4.125%	650,000	634,321
03/04/20	6.700%	400,000	421,174
Nomura Holdings, Inc.(c) Senior Unsecured
03/04/15	5.000%	600,000	604,183

Total			2,015,023
Other Utility —%
GTE Corp.
04/15/18	6.840%	840,000	1,006,166
Pharmaceuticals 0.1%
Wyeth(b)
02/01/14	5.500%	1,200,000	1,315,512
Property & Casualty 0.3%
ACE INA Holdings, Inc.
05/15/15	5.600%	630,000	702,793
Allstate Life Global Funding Trusts Senior Secured
04/30/13	5.375%	1,050,000	1,108,730
Berkshire Hathaway Finance Corp.
12/15/15	2.450%	333,000	345,238
Berkshire Hathaway Finance Corp.(b)
05/15/18	5.400%	2,200,000	2,565,680
01/15/40	5.750%	385,000	456,800
Berkshire Hathaway, Inc. Senior Unsecured(b)
08/15/21	3.750%	488,000	507,055
CNA Financial Corp. Senior Unsecured
12/15/14	5.850%	615,000	648,034
08/15/16	6.500%	300,000	324,496
Travelers Property Casualty Corp.
04/15/26	7.750%	605,000	801,094

Total			7,459,920
Railroads 0.2%
Burlington Northern Santa Fe LLC Senior Unsecured
05/01/40	5.750%	790,000	945,165
CSX Corp. Senior Unsecured
05/01/17	7.900%	625,000	778,549
02/01/19	7.375%	815,000	1,015,836
06/01/21	4.250%	215,000	229,699
Norfolk Southern Corp. Senior Unsecured
05/17/29	5.640%	230,000	282,975
05/23/11	6.000%	542,000	640,751
Union Pacific Corp. Senior Unsecured
01/31/13	5.450%	308,000	323,086
07/15/22	4.163%	849,000	921,480

Total			5,137,541

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	205

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
REITs 0.2%
ERP Operating LP Senior Unsecured
09/15/14	5.250%	$275,000	$292,655
12/15/21	4.625%	543,000	553,726
Simon Property Group LP Senior Unsecured
05/30/18	6.125%	900,000	1,033,205
Simon Property Group LP(b) Senior Unsecured
02/01/15	4.200%	1,000,000	1,060,424
WEA Finance LLC/WT Finance Australia Propriety Ltd.(a)
09/02/19	6.750%	1,407,000	1,569,292

Total			4,509,302
Retailers 0.1%
CVS Caremark Corp. Senior Unsecured
09/15/39	6.125%	430,000	523,260
CVS Pass-Through Trust Pass-Through Certificates(a)
01/10/34	5.926%	556,000	560,359
Gap, Inc. (The) Senior Unsecured
04/12/21	5.950%	820,000	782,117
Staples, Inc.
01/15/14	9.750%	100,000	114,347
Target Corp.
11/01/32	6.350%	150,000	190,471
Senior Unsecured
01/15/38	7.000%	225,000	314,508

Total			2,485,062
Supermarkets —%
Kroger Co. (The)(b)
01/15/20	6.150%	440,000	533,950
Supranational 0.1%
Corp. Andina de Fomento Senior Unsecured(c)
01/15/16	3.750%	1,192,000	1,210,366
Technology 0.8%
Arrow Electronics, Inc. Senior Unsecured
04/01/20	6.000%	760,000	814,836
Cisco Systems, Inc. Senior Unsecured
01/15/40	5.500%	1,460,000	1,786,403
Dell, Inc. Senior Unsecured
04/15/28	7.100%	390,000	489,790
Dell, Inc.(b) Senior Unsecured
04/01/16	3.100%	853,000	902,088
HP Enterprise Services LLC Senior Unsecured
10/15/29	7.450%	300,000	373,890
Hewlett-Packard Co. Senior Unsecured
03/01/14	6.125%	750,000	808,689
12/09/21	4.650%	1,667,000	1,758,818
Technology (cont.)
International Business Machines Corp. Senior Unsecured
07/22/16	1.950%	$993,000	$1,021,957
08/01/27	6.220%	655,000	852,335
11/29/32	5.875%	500,000	634,910
Intuit, Inc. Senior Unsecured
03/15/17	5.750%	850,000	953,498
Microsoft Corp. Senior Unsecured
09/25/15	1.625%	360,000	370,368
Microsoft Corp.(b) Senior Unsecured
10/01/40	4.500%	518,000	584,580
National Semiconductor Corp. Senior Unsecured
04/15/15	3.950%	565,000	610,310
06/15/17	6.600%	1,115,000	1,369,522
Oracle Corp. Senior Unsecured
04/15/38	6.500%	280,000	378,360
Oracle Corp.(b) Senior Unsecured
07/15/40	5.375%	155,000	188,833
Pitney Bowes, Inc.(b) Senior Unsecured
08/15/14	4.875%	882,000	937,842
03/15/18	5.600%	150,000	155,355
Xerox Corp. Senior Unsecured
02/01/17	6.750%	500,000	572,742
Xerox Corp.(b) Senior Unsecured
12/15/19	5.625%	375,000	409,643

Total			15,974,769
Transportation Services —%
United Parcel Service of America, Inc. Senior Unsecured(d)
04/01/30	8.375%	225,000	329,564
Wireless —%
Centel Capital Corp.
10/15/19	9.000%	350,000	394,225
Wirelines 0.9%
AT&T Corp.
11/15/31	8.000%	54,000	76,278
AT&T, Inc. Senior Unsecured
02/15/19	5.800%	1,000,000	1,180,029
01/15/38	6.300%	750,000	922,659
09/01/40	5.350%	1,821,000	2,048,443
AT&T, Inc.(b) Senior Unsecured
05/15/21	4.450%	600,000	659,078
05/15/38	6.400%	775,000	966,112
British Telecommunications PLC Senior Unsecured(c)
12/15/30	9.625%	150,000	211,395
Wirelines (cont.)
CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	$900,000	$901,658
09/15/39	7.600%	600,000	588,759
Deutsche Telekom International Finance BV(c)
08/20/18	6.750%	525,000	626,047
06/15/30	8.750%	290,000	404,524
Qwest Corp. Senior Unsecured(b)
12/01/21	6.750%	1,063,000	1,158,670
Telecom Italia Capital SA(c)
09/30/14	4.950%	300,000	278,461
06/04/18	6.999%	700,000	654,427
Telefonica Emisiones SAU(b)(c)
06/20/16	6.421%	790,000	826,730
07/03/17	6.221%	1,000,000	1,024,860
Telefonica Emisiones SAU(c)
02/16/21	5.462%	120,000	114,502
Verizon Communications, Inc. Senior Unsecured
02/15/16	5.550%	1,500,000	1,716,408
02/15/18	5.500%	250,000	291,453
11/01/18	8.750%	1,409,000	1,903,173
02/15/38	6.400%	180,000	228,492
03/01/39	8.950%	230,000	368,336
Verizon Global Funding Corp. Senior Unsecured
12/01/30	7.750%	1,530,000	2,130,857

Total			19,281,351
Total Corporate Bonds & Notes
(Cost: $284,956,595)			$292,931,261

Residential Mortgage-Backed Securities — Agency 34.4%
Federal Home Loan Banks CMO Series 2015-TQ Class A(e)
10/20/15	5.065%	$2,121,106	$2,302,267
Federal Home Loan Mortgage Corp.(d)(e)
07/01/36	5.077%	958,285	1,029,245
11/01/36	6.005%	1,788,050	1,913,559
CMO Series 2551 Class NS
01/15/33	13.973%	1,261,691	1,455,274
CMO Series 3102 Class FB
01/15/36	0.578%	987,197	983,652
CMO Series 3229 Class AF
08/15/23	0.528%	1,536,451	1,532,716
CMO Series 3523 Class SD
06/15/36	18.897%	638,367	793,377
CMO Series 3549 Class FA
07/15/39	1.478%	1,294,601	1,300,995
CMO Series 3688 Class CU
11/15/21	6.812%	1,985,764	2,279,104
CMO Series 3688 Class GT
11/15/46	7.156%	2,115,924	2,396,466
CMO Series 3852 Class QN
05/15/41	5.500%	1,962,893	1,965,054
Federal Home Loan Mortgage Corp.(d)(e)(f)
CMO IO STRIPS Series 239 Class S30
08/15/36	7.422%	6,029,613	969,893
CMO IO Series 3385 Class SN
11/15/37	5.722%	2,284,141	258,768

The accompanying Notes to Financial Statements are an integral part of this statement.

206	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – J.P. Morgan Core Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities — Agency (continued)
CMO IO Series 3451 Class SA
05/15/38	5.772%	$4,132,703	$495,304
CMO IO Series 3531 Class SM
05/15/39	5.822%	3,811,000	546,946
CMO IO Series 3608 Class SC
12/15/39	5.972%	5,632,203	779,309
CMO IO Series 3740 Class SB
10/15/40	5.722%	2,879,176	474,824
CMO IO Series 3740 Class SC
10/15/40	5.722%	4,691,148	732,694
CMO IO Series 3802 Class LS
01/15/40	4.352%	7,928,517	426,983
Federal Home Loan Mortgage Corp.(e)
05/01/41	4.500%	8,654,021	9,175,400
05/01/36- 08/01/40	5.000%	10,504,802	11,298,815
02/01/24- 05/01/38	5.500%	15,712,394	17,059,789
09/01/21- 09/01/37	6.000%	23,963,071	26,329,357
11/01/22- 10/17/38	6.500%	8,829,269	9,921,768
09/01/37- 05/01/38	7.500%	1,027,889	1,186,749
CMO Series 2127 Class PG
02/15/29	6.250%	1,362,193	1,521,908
CMO Series 2165 Class PE
06/15/29	6.000%	666,621	748,314
CMO Series 2326 Class ZQ
06/15/31	6.500%	2,675,310	3,027,813
CMO Series 2399 Class TH
01/15/32	6.500%	1,383,542	1,519,186
CMO Series 2517 Class Z
10/15/32	5.500%	2,041,199	2,241,808
CMO Series 2545 Class HG
12/15/32	5.500%	2,322,006	2,552,743
CMO Series 2557 Class HL
01/15/33	5.300%	1,630,047	1,791,551
CMO Series 2568 Class KG
02/15/23	5.500%	4,000,000	4,381,362
CMO Series 2586 Class TG
03/15/23	5.500%	3,000,000	3,395,033
CMO Series 2594 Class DJ
10/15/30	4.250%	424,855	429,790
CMO Series 2597 Class AE
04/15/33	5.500%	2,000,000	2,189,863
CMO Series 2752 Class EZ
02/15/34	5.500%	3,074,051	3,601,240
CMO Series 2764 Class UE
10/15/32	5.000%	1,250,000	1,357,221
CMO Series 2764 Class ZG
03/15/34	5.500%	2,295,019	2,592,242
CMO Series 2802 Class VG
07/15/23	5.500%	2,500,000	2,690,743
CMO Series 2825 Class VQ
07/15/26	5.500%	2,000,000	2,212,734
CMO Series 2953 Class PG
03/15/35	5.500%	4,000,000	4,712,126
CMO Series 2986 Class CH
06/15/25	5.000%	3,661,066	3,962,848
CMO Series 2989 Class TG
06/15/25	5.000%	2,600,000	2,811,436
CMO Series 3075 Class PD
01/15/35	5.500%	$1,250,000	$1,379,982
CMO Series 3101 Class UZ
01/15/36	6.000%	2,137,379	2,485,633
CMO Series 3107 Class BN
02/15/36	5.750%	1,460,856	1,508,827
CMO Series 3123 Class AZ
03/15/36	6.000%	3,033,170	3,558,066
CMO Series 3143 Class BC
02/15/36	5.500%	2,500,000	2,820,479
CMO Series 3151 Class PD
11/15/34	6.000%	1,250,000	1,327,545
CMO Series 3164 Class MG
06/15/36	6.000%	2,000,000	2,265,437
CMO Series 3171 Class MG
08/15/34	6.000%	3,900,000	4,178,357
CMO Series 3195 Class PD
07/15/36	6.500%	2,783,743	3,109,378
CMO Series 3200 Class AY
08/15/36	5.500%	2,500,000	2,773,539
CMO Series 3213 Class JE
09/15/36	6.000%	4,000,000	4,649,275
CMO Series 3218 Class BE
09/15/35	6.000%	2,000,000	2,231,097
CMO Series 3229 Class HE
10/15/26	5.000%	2,216,000	2,481,782
CMO Series 3266 Class D
01/15/22	5.000%	4,850,000	5,357,957
CMO Series 3334 Class MC
04/15/33	5.000%	309,260	311,835
CMO Series 3402 Class NC
12/15/22	5.000%	1,500,000	1,671,839
CMO Series 3423 Class PB
03/15/38	5.500%	2,000,000	2,308,815
CMO Series 3453 Class B
05/15/38	5.500%	1,650,000	1,806,750
CMO Series 3461 Class Z
06/15/38	6.000%	3,699,098	4,594,124
CMO Series 3501 Class CB
01/15/39	5.500%	1,500,000	1,642,500
CMO Series 3666 Class VA
12/15/22	5.500%	2,724,977	2,992,494
CMO Series 3680 Class MA
07/15/39	4.500%	4,561,226	4,930,189
CMO Series 3682 Class BH
08/15/36	5.500%	2,800,000	3,009,848
CMO Series 3684 Class CY
06/15/25	4.500%	2,000,000	2,229,477
CMO Series 3687 Class MA
02/15/37	4.500%	3,166,713	3,363,924
CMO Series 3704 Class CT
12/15/36	7.000%	4,092,814	4,660,456
CMO Series 3704 Class DT
11/15/36	7.500%	4,133,947	4,852,203
CMO Series 3704 Class ET
12/15/36	7.500%	3,298,074	3,854,051
CMO Series 3707 Class B
08/15/25	4.500%	2,027,855	2,252,306
CMO Series 3819 Class ZQ
04/15/36	6.000%	3,137,732	3,761,233
CMO Series 3890 Class ME
07/15/41	5.000%	1,000,000	1,132,705
CMO Series 3957 Class B
11/15/41	4.000%	$1,487,518	$1,570,773
CMO Series 3966 Class NA
12/15/41	4.000%	2,490,487	2,632,459
CMO Series R004 Class VG
08/15/21	6.000%	1,400,000	1,474,526
CMO Series R006 Class ZA
04/15/36	6.000%	2,386,388	2,860,590
CMO Series R007 Class ZA
05/15/36	6.000%	4,681,986	5,472,275
Federal Home Loan Mortgage Corp.(e)(g)(h)
CMO PO STRIPS Series 197 Class PO
04/01/28	0.000%	1,203,395	1,089,509
Federal Home Loan Mortgage Corp.(e)(h)
CMO PO Series 2235 Class KP
06/15/30	0.000%	872,942	799,487
CMO PO Series 2587 Class CO
03/15/32	0.000%	509,440	507,147
CMO PO Series 2725 Class OP
10/15/33	0.000%	951,367	871,852
CMO PO Series 2777 Class KO
02/15/33	0.000%	1,661,367	1,549,367
CMO PO Series 2967 Class EA
04/15/20	0.000%	572,446	551,868
CMO PO Series 3077 Class TO
04/15/35	0.000%	1,047,782	968,248
CMO PO Series 3100 Class PO
01/15/36	0.000%	1,397,726	1,280,948
CMO PO Series 3117 Class OG
02/15/36	0.000%	1,007,259	916,892
CMO PO Series 3136 Class PO
04/15/36	0.000%	767,186	730,167
CMO PO Series 3200 Class PO
08/15/36	0.000%	1,117,084	1,015,907
CMO PO Series 3316 Class JO
05/15/37	0.000%	583,666	536,428
CMO PO Series 3393 Class JO
09/15/32	0.000%	1,045,933	916,053
CMO PO Series 3510 Class OD
02/15/37	0.000%	1,263,599	1,119,056
CMO PO Series 3607 Class AO
04/15/36	0.000%	1,300,000	1,056,126
CMO PO Series 3607 Class EO
02/15/33	0.000%	703,559	657,396
CMO PO Series 3607 Class PO
05/15/37	0.000%	1,296,254	1,121,772
CMO PO Series 3607 Class TO
10/15/39	0.000%	1,387,643	1,284,485
CMO PO Series 3621 Class BO
01/15/40	0.000%	926,134	836,383
CMO PO Series 3623 Class LO
01/15/40	0.000%	1,640,735	1,538,440
Federal Home Loan Mortgage Corp.(e)(f)
CMO IO Series 3688 Class NI
04/15/32	5.000%	3,907,303	470,179
CMO IO Series 3714 Class IP
08/15/40	5.000%	3,679,564	662,294
CMO IO Series 3739 Class LI
03/15/34	4.000%	6,366,166	440,148
CMO IO Series 3747 Class HI
07/15/37	4.500%	7,749,045	865,867

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	207

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities — Agency (continued)
CMO IO Series 3756 Class IP
08/15/35	4.000%	$4,601,333	$300,103
CMO IO Series 3760 Class GI
10/15/37	4.000%	3,733,089	405,336
CMO IO Series 3772 Class IO
09/15/24	3.500%	4,666,332	269,512
CMO IO Series 3779 Class IH
11/15/34	4.000%	3,696,564	328,520
CMO IO Series 3800 Class AI
11/15/29	4.000%	4,859,639	521,764
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities CMO Series T-56 Class A5(e)
05/25/43	5.231%	2,418,262	2,694,828
Federal National Mortgage Association(d)(e)
03/01/36	2.951%	2,105,827	2,221,031
12/25/33	13.513%	853,788	989,064
CMO Class 2005-SV Series 75
09/25/35	23.026%	756,973	1,094,183
CMO Series 2003-129 Class FD
01/25/24	0.794%	1,366,498	1,372,318
CMO Series 2003-W8 Class 3F1
05/25/42	0.694%	722,076	719,058
CMO Series 2004-36 Class FA
05/25/34	0.694%	1,155,772	1,156,560
CMO Series 2005-74 Class SK
05/25/35	19.323%	807,856	1,048,861
CMO Series 2005-W3 Class 2AF
03/25/45	0.514%	1,980,175	1,967,948
CMO Series 2006-56 Class FC
07/25/36	0.584%	1,264,582	1,261,783
CMO Series 2006-56 Class PF
07/25/36	0.644%	988,523	985,574
CMO Series 2007-101 Class A2
06/27/36	0.544%	4,374,828	4,325,859
CMO Series 2007-108 Class AN
11/25/37	8.582%	1,224,730	1,508,026
CMO Series 2010-28 Class BS
04/25/40	10.927%	760,446	863,508
CMO Series 2010-35 Class SJ
04/25/40	16.688%	1,000,000	1,372,546
CMO Series 2010-49 Class SC
03/25/40	12.073%	2,097,409	2,472,192
CMO Series 2010-61 Class WA
06/25/40	5.949%	673,487	742,341
CMO Series 2011-2 Class WA
02/25/51	5.730%	2,177,137	2,396,939
CMO Series 2011-43 Class WA
05/25/51	5.894%	2,341,051	2,499,899
CMO Series 2011-75 Class FA
08/25/41	0.844%	1,704,960	1,702,165
Federal National Mortgage Association(d)(e)(f)
CMO IO Series 1996-4 Class SA
02/25/24	8.187%	446,536	88,945
CMO IO Series 2005-18 Class SK
03/25/35	6.456%	7,976,955	452,498
CMO IO Series 2006-117 Class GS
12/25/36	6.356%	2,612,117	464,326
CMO IO Series 2006-58 Class IG
07/25/36	6.226%	5,255,049	639,605
CMO IO Series 2006-94 Class GI
10/25/26	6.356%	3,608,082	595,132
CMO IO Series 2007-109 Class PI
12/25/37	6.056%	$5,128,371	$711,348
CMO IO Series 2007-65 Class KI
07/25/37	6.326%	3,471,658	462,985
CMO IO Series 2007-72 Class EK
07/25/37	6.106%	9,257,151	1,412,919
CMO IO Series 2007-W7 Class 2A2
07/25/37	6.236%	4,173,798	889,476
CMO IO Series 2009-112 Class ST
01/25/40	5.956%	4,153,067	523,416
CMO IO Series 2009-17 Class QS
03/25/39	6.356%	2,698,104	410,948
CMO IO Series 2009-37 Class KI
06/25/39	5.706%	10,134,853	1,194,065
CMO IO Series 2009-68 Class SA
09/25/39	6.456%	4,218,098	636,754
CMO IO Series 2010-125 Class SA
11/25/40	4.146%	8,283,395	1,009,679
CMO IO Series 2010-35 Class SB
04/25/40	6.126%	3,338,142	406,160
CMO IO Series 2010-42 Class S
05/25/40	6.106%	3,585,123	488,317
CMO IO Series 2010-68 Class SA
07/25/40	4.706%	7,221,084	906,747
CMO IO Series 2011-30 Class LS
04/25/41	4.679%	8,647,498	712,962
Federal National Mortgage Association(e)
04/01/20	4.000%	763,409	800,127
10/01/19- 08/01/40	5.000%	15,135,134	16,339,816
10/01/21- 10/01/39	5.500%	44,942,698	49,049,925
10/01/19- 11/01/48	6.000%	45,585,683	49,942,110
02/01/24- 02/01/39	6.500%	27,738,907	31,126,716
04/01/37- 01/01/39	7.000%	8,447,218	9,644,782
05/01/22- 08/01/37	7.500%	1,574,671	1,801,888
CMO Series 1999-7 Class AB
03/25/29	6.000%	1,345,542	1,507,400
CMO Series 2001-60 Class PX
11/25/31	6.000%	1,971,314	2,224,621
CMO Series 2002-50 Class ZA
05/25/31	6.000%	7,210,795	8,096,732
CMO Series 2002-78 Class Z
12/25/32	5.500%	3,414,402	3,749,502
CMO Series 2003-23 Class EQ
04/25/23	5.500%	2,000,000	2,287,478
CMO Series 2003-56 Class AZ
08/25/31	5.500%	1,258,597	1,290,714
CMO Series 2003-88 Class WA
09/25/18	4.500%	868,060	880,741
CMO Series 2004-50 Class VZ
07/25/34	5.500%	3,018,333	3,402,104
CMO Series 2004-65 Class LT
08/25/24	4.500%	1,883,683	2,051,348
CMO Series 2004-W10 Class A6
08/25/34	5.750%	3,000,000	3,296,719
CMO Series 2006-W3 Class 2A
09/25/46	6.000%	1,176,502	1,309,208
CMO Series 2005-118 Class PN
01/25/32	6.000%	$4,000,000	$4,179,267
CMO Series 2005-121 Class DX
01/25/26	5.500%	2,000,000	2,256,524
CMO Series 2005-67 Class EY
08/25/25	5.500%	1,500,000	1,653,335
CMO Series 2006-102 Class MD
01/25/35	6.000%	2,000,000	2,176,134
CMO Series 2006-105 Class ME
11/25/36	5.500%	1,500,000	1,748,121
CMO Series 2006-16 Class HZ
03/25/36	5.500%	10,329,494	11,955,161
CMO Series 2006-74 Class DV
08/25/23	6.500%	1,825,000	1,939,033
CMO Series 2007-104 Class ZE
08/25/37	6.000%	1,924,839	2,371,216
CMO Series 2007-116 Class PB
08/25/35	5.500%	1,200,000	1,356,585
CMO Series 2007-18 Class MZ
03/25/37	6.000%	1,335,462	1,660,034
CMO Series 2007-42 Class B
05/25/37	6.000%	2,000,000	2,336,255
CMO Series 2007-76 Class PD
03/25/36	6.000%	2,000,000	2,151,967
CMO Series 2007-76 Class ZG
08/25/37	6.000%	3,907,712	4,813,547
CMO Series 2007-84 Class PE
05/25/34	6.000%	2,000,000	2,103,641
CMO Series 2008-68 Class VB
03/25/27	6.000%	4,365,000	4,762,034
CMO Series 2008-80 Class GP
09/25/38	6.250%	1,076,648	1,208,491
CMO Series 2009-59 Class HB
08/25/39	5.000%	1,670,154	1,876,380
CMO Series 2009-60 Class HT
08/25/39	6.000%	3,513,829	3,912,580
CMO Series 2009-79 Class UA
03/25/38	7.000%	904,679	1,044,843
CMO Series 2009-W1 Class A
12/25/49	6.000%	6,427,224	7,173,384
CMO Series 2010-111 Class AE
04/25/38	5.500%	11,838,177	12,505,737
CMO Series 2010-111 Class AM
10/25/40	5.500%	3,000,000	3,443,659
CMO Series 2010-133 Class A
05/25/38	5.500%	8,119,487	8,579,068
CMO Series 2010-148 Class MA
02/25/39	4.000%	2,789,044	2,965,375
CMO Series 2010-2 Class LC
02/25/40	5.000%	1,200,000	1,378,118
CMO Series 2010-47 Class AV
05/25/21	5.000%	4,402,888	4,889,304
CMO Series 2010-83 Class DN
12/25/20	4.500%	2,910,053	3,216,641
CMO Series 2010-9 Class PC
10/25/39	4.500%	2,500,000	2,633,288
CMO Series 2011-118 Class MT
11/25/41	7.000%	4,831,313	5,504,302
CMO Series 2011-118 Class NT
11/25/41	7.000%	5,928,999	6,750,457
CMO Series 2011-39 Class ZA
11/25/32	6.000%	2,425,180	2,709,761

The accompanying Notes to Financial Statements are an integral part of this statement.

208	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – J.P. Morgan Core Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities — Agency (continued)
CMO Series G94-8 Class K
07/17/24	8.000%	$690,790	$787,810
Federal National Mortgage Association(e)(g)(h)
CMO PO STRIPS Series 293 Class 1
12/01/24	0.000%	1,000,447	943,339
CMO PO STRIPS Series 300 Class 1
09/01/24	0.000%	963,002	907,502
Federal National Mortgage Association(e)(h)
CMO PO Series 2000-18 Class EC
10/25/23	0.000%	364,872	342,369
CMO PO Series 2003-128 Class NO
01/25/19	0.000%	700,549	662,408
CMO PO Series 2003-23 Class QO
01/15/32	0.000%	349,356	347,251
CMO PO Series 2004-46 Class EP
03/25/34	0.000%	949,964	884,089
CMO PO Series 2004-61 Class BO
10/25/32	0.000%	832,374	771,334
CMO PO Series 2006-113 Class PO
07/25/36	0.000%	668,611	643,366
CMO PO Series 2006-15 Class OP
03/25/36	0.000%	804,928	729,997
CMO PO Series 2006-56 Class OA
10/15/24	0.000%	1,000,000	988,197
CMO PO Series 2006-59 Class CO
08/25/35	0.000%	39,318	39,290
CMO PO Series 2006-60 Class CO
06/25/35	0.000%	1,076,330	961,031
CMO PO Series 2006-60 Class DO
04/25/35	0.000%	1,170,670	1,049,874
CMO PO Series 2006-86 Class OB
09/25/36	0.000%	1,842,786	1,755,165
CMO PO Series 2009-113 Class AO
01/25/40	0.000%	1,088,089	1,038,463
CMO PO Series 2009-69 Class PO
09/25/39	0.000%	736,133	689,234
CMO PO Series 2009-86 Class BO
03/25/37	0.000%	710,502	682,177
CMO PO Series 2009-86 Class OT
10/25/37	0.000%	2,109,339	1,777,679
CMO PO Series 2010-39 Class OT
10/25/35	0.000%	943,292	897,748
CMO PO Series 2010-68 Class CO
07/25/40	0.000%	1,545,703	1,424,199
CMO PO Series 314 Class 1
07/01/31	0.000%	912,696	860,600
CMO PO Series 3151 Class PO
05/15/36	0.000%	1,003,159	951,071
Federal National Mortgage Association(e)(f)
CMO IO Series 2009-71 Class BI
08/25/24	4.500%	1,273,836	113,717
CMO IO Series 2009-86 Class IP
10/25/39	5.500%	1,924,944	243,755
CMO IO Series 2009-86 Class UI
10/25/14	4.000%	4,601,833	255,828
CMO IO Series 2010-155 Class KI
01/25/21	3.000%	5,907,027	416,809
Government National Mortgage Association(d)(e)
CMO Series 2007-16 Class NS
04/20/37	22.278%	584,905	819,748
CMO Series 2011-137 Class WA
07/20/40	5.541%	3,946,394	4,494,580
Government National Mortgage Association(d)(e)(f)
CMO IO Series 2005-3 Class SE
01/20/35	5.815%	$3,607,237	$611,032
CMO IO Series 2006-38 Class SG
09/20/33	6.365%	4,764,802	445,725
CMO IO Series 2007-26 Class SW
05/20/37	5.915%	6,781,869	978,510
CMO IO Series 2007-40 Class SN
07/20/37	6.395%	4,441,262	728,847
CMO IO Series 2008-62 Class SA
07/20/38	5.865%	3,356,432	451,541
CMO IO Series 2008-76 Class US
09/20/38	5.615%	5,411,426	728,126
CMO IO Series 2008-95 Class DS
12/20/38	7.015%	4,646,145	783,362
CMO IO Series 2009-102 Class SM
06/16/39	6.117%	6,187,240	755,637
CMO IO Series 2009-106 Class ST
02/20/38	5.715%	5,756,613	849,228
CMO IO Series 2009-64 Class SN
07/16/39	5.817%	5,150,820	740,291
CMO IO Series 2009-67 Class SA
08/16/39	5.767%	3,314,432	448,556
CMO IO Series 2009-72 Class SM
08/16/39	5.967%	5,695,426	825,218
CMO IO Series 2009-81 Class SB
09/20/39	5.805%	6,709,879	984,303
CMO IO Series 2009-83 Class TS
08/20/39	5.815%	6,308,115	926,706
CMO IO Series 2010-47 Class PX
06/20/37	6.415%	7,356,035	1,201,920
CMO IO Series 2011-75 Class SM
05/20/41	6.315%	4,647,782	694,663
Government National Mortgage Association(e)
09/15/22	5.000%	1,607,013	1,728,663
08/20/39	6.000%	3,722,204	4,227,169
09/20/38- 12/20/38	7.000%	1,241,028	1,442,903
CMO Series 1998-11 Class Z
04/20/28	6.500%	854,257	985,135
CMO Series 1999-16 Class Z
05/16/29	6.500%	779,416	890,619
CMO Series 2002-47 Class PG
07/16/32	6.500%	839,775	974,049
CMO Series 2003-25 Class PZ
04/20/33	5.500%	4,826,830	5,590,177
CMO Series 2003-75 Class ZX
09/20/33	6.000%	3,276,952	3,705,278
CMO Series 2005-26 Class XY
03/20/35	5.500%	1,321,000	1,551,485
CMO Series 2005-72 Class AZ
09/20/35	5.500%	1,409,119	1,702,674
CMO Series 2006-17 Class JN
04/20/36	6.000%	1,912,331	2,127,488
CMO Series 2006-33 Class NA
01/20/36	5.000%	3,000,000	3,274,335
CMO Series 2006-69 Class MB
12/20/36	5.500%	3,500,000	3,946,738
CMO Series 2007-6 Class LD
03/20/36	5.500%	1,500,000	1,611,583
CMO Series 2007-70 Class TA
08/20/36	5.750%	2,000,000	2,092,400
CMO Series 2008-23 Class PH
03/20/38	5.000%	$2,399,577	$2,673,459
CMO Series 2009-104 Class AB
08/16/39	7.000%	2,589,616	3,133,622
CMO Series 2009-2 Class PA
12/20/38	5.000%	1,654,612	1,791,025
CMO Series 2009-44 Class VA
05/16/20	5.500%	2,871,026	3,135,418
CMO Series 2009-89 Class VA
07/20/20	5.000%	2,513,976	2,861,811
CMO Series 2010-130 Class CP
10/16/40	7.000%	3,178,652	3,698,053
CMO Series 2010-14 Class QP
12/20/39	6.000%	2,767,658	2,996,939
CMO Series 2011-43 Class ZQ
01/16/33	5.500%	2,084,029	2,488,298
Government National Mortgage Association(e)(h)
CMO PO Series 2008-1 Class PO
01/20/38	0.000%	882,905	809,853
CMO PO Series 2010-14 Class AO
12/20/32	0.000%	1,092,676	1,003,504
CMO PO Series 2010-14 Class EO
06/16/33	0.000%	494,972	478,326
CMO PO Series 2010-157 Class OP
12/20/40	0.000%	2,384,675	2,100,451
Government National Mortgage Association(e)(f)
CMO IO Series 2010-107 Class IL
07/20/39	6.000%	1,898,492	445,482
CMO IO Series 2010-144 Class BI
09/16/37	4.000%	9,359,876	1,240,587
CMO IO Series 2011-56 Class BI
04/16/41	4.500%	1,970,083	113,408
Total Residential Mortgage-Backed Securities — Agency
(Cost: $703,969,972)			$727,382,614

Residential Mortgage-Backed Securities — Non-Agency 9.6%
ASG Resecuritization Trust (a)(d)(e) CMO Series 2009-2 Class G60
05/24/36	5.217%	$800,000	$777,682
CMO Series 2009-3 Class A65
03/26/37	5.087%	2,364,097	2,334,770
CMO Series 2010-3 Class 2A22
10/28/36	0.484%	926,047	915,871
CMO Series 2010-4 Class 2A20
11/28/36	0.430%	729,119	721,111
CMO Series 2011-1 Class 3A50
11/28/35	2.482%	902,281	879,803
ASG Resecuritization Trust(a)(e)
CMO Series 2011-1 Class 1A85
09/28/20	4.000%	1,720,381	1,716,483
American General Mortgage Loan Trust(a)(d)(e)
CMO Series 2009-1 Class A4
09/25/48	5.750%	2,200,000	2,216,807
CMO Series 2009-1 Class A5
09/25/48	5.750%	1,450,000	1,457,482
CMO Series 2009-1 Class A7
09/25/48	5.750%	2,550,000	2,583,994
CMO Series 2010-1A Class A1
03/25/58	5.150%	1,087,414	1,115,764

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	209

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities — Non-Agency (continued)
BCAP LLC Trust(a)(d)(e)
05/26/41	0.407%	$2,367,232	$2,095,000
08/26/37	5.000%	1,675,143	1,634,780
CMO Series 2009-RR13 Class 17A2
04/26/37	5.500%	1,589,204	1,645,895
CMO Series 2010-RR12 Class 2A5
01/26/36	4.500%	1,268,616	1,296,443
CMO Series 2010-RR4 Class 12A1
06/26/36	4.000%	652,294	659,131
CMO Series 2010-RR6 Class 22A3
06/26/36	5.080%	955,329	986,394
CMO Series 2010-RR6 Class 5A1
11/26/37	5.432%	564,438	567,089
CMO Series 2010-RR7 Class 15A1
01/26/36	1.057%	654,310	607,695
CMO Series 2010-RR7 Class 16A1
02/26/47	0.908%	971,602	940,100
CMO Series 2010-RR7 Class 1A5
04/26/35	5.009%	1,156,817	1,168,254
CMO Series 2010-RR7 Class 2A1
07/26/45	4.975%	1,635,203	1,611,050
CMO Series 2010-RR8 Class 3A3
05/26/35	5.084%	627,625	640,753
CMO Series 2010-RR8 Class 3A4
05/26/35	5.084%	1,000,000	896,939
CMO Series 2011-RR10 Class 2A1
09/01/26	0.713%	2,528,551	2,168,259
CMO Series 2011-RR2 Class 3A3
11/21/35	2.861%	1,168,845	1,161,704
Series 2011-RR5 Class 14A3
07/26/36	2.818%	2,004,096	1,898,881
Banc of America Alternative Loan Trust CMO Series 2004-1 Class 1A1(e)
02/25/34	6.000%	1,043,752	1,096,705
Banc of America Funding Corp.(a)(d)(e)
CMO Series 2010-R4 Class 5A1
07/26/36	0.444%	344,924	335,164
Banc of America Funding Corp.(e)
CMO Series 2004-3 Class 1A1
10/25/34	5.500%	776,707	795,948
Banc of America Mortgage Securities, Inc.(d)(e)
CMO Series 2004-C Class 2A2
04/25/34	2.890%	604,199	544,369
Banc of America Mortgage Securities, Inc.(e)
CMO Series 2003-3 Class 1A7
05/25/33	5.500%	1,700,000	1,738,717
CMO Series 2004-3 Class 1A26
04/25/34	5.500%	2,200,000	2,245,179
Banc of America Mortgage Securities, Inc.(e)(h) CMO PO Series 2004-5 Class 1A9
06/25/34	0.000%	1,000,000	815,827
Bear Stearns Adjustable Rate Mortgage Trust CMO Series 2003-4 Class 3A1(d)(e)
07/25/33	4.999%	300,966	288,779
Bear Stearns Alt-A Trust CMO Series 2005-2 Class 1A1(d)(e)
03/25/35	0.794%	710,747	554,023
Bear Stearns Commercial Mortgage Securities CMO IO Series 2007-T26 Class X1(a)(d)(e)(f)
01/12/45	0.077%	88,932,559	487,350
Chase Mortgage Finance Corp.(d)(e) CMO Series 2007-A1 Class 2A1
02/25/37	2.757%	$1,262,219	$1,181,714
CMO Series 2007-A1 Class 7A1
02/25/37	2.748%	745,475	702,682
Chase Mortgage Finance Corp.(e) CMO Series 2003-S2 Class A1
03/25/18	5.000%	632,107	638,864
Chase Mortgage Finance Corp CMO Series 2007-A1 Class 1A3(d)(e)
02/25/37	2.760%	2,921,927	2,826,666
Citicorp Mortgage Securities, Inc. CMO Series 2004-4 Class A4(e)
06/25/34	5.500%	1,627,390	1,699,319
Citigroup Mortgage Loan Trust, Inc.(a)(d)(e)
CMO Series 2008-AR4 Class 1A1A
11/25/38	5.122%	2,261,904	2,241,558
CMO Series 2009-10 Class 1A1
09/25/33	2.460%	1,733,527	1,702,015
CMO Series 2009-11 Class 3A1
05/25/37	5.750%	2,000,000	2,117,106
CMO Series 2010-10 Class 2A1
02/25/36	2.558%	1,527,470	1,513,530
CMO Series 2011-3 Class 1A1
02/25/47	0.374%	1,029,494	1,011,717
CMO Series 2011-5 Class 1A1
06/25/20	0.484%	1,554,196	1,468,932
Citigroup Mortgage Loan Trust, Inc.(e)
CMO Series 2003-1 Class 3A4
09/25/33	5.250%	1,141,688	1,204,381
CMO Series 2005-2 Class 2A11
06/25/35	5.500%	700,780	676,447
Citigroup Mortgage Loan Trust, Inc CMO Series 2010-7 Class 10A1(a)(d)(e)
02/25/35	2.708%	774,605	773,339
Citigroup/Deutsche Bank Commercial Mortgage Trust(a)(d)(e)(f)
CMO IO Series 2006-CD2 Class X
01/15/46	0.077%	255,902,055	651,271
CMO IO Series 2007-CD4 Class XC
12/11/49	0.169%	95,533,998	902,892
Countrywide Home Loan Mortgage Pass Through Trust(e)
CMO Series 2003-29 Class A1
08/25/33	5.500%	647,624	665,298
CMO Series 2004-3 Class A26
04/25/34	5.500%	740,055	762,113
Countrywide Home Loan Mortgage Pass-Through Trust(e)
CMO Series 2003-40 Class A5
10/25/18	4.500%	1,530,653	1,579,879
CMO Series 2004-13 Class 1A4
08/25/34	5.500%	1,142,219	1,159,138
CMO Series 2004-5 Class 1A4
06/25/34	5.500%	1,534,741	1,588,062
Credit Suisse First Boston Mortgage Securities Corp.(e)
CMO Series 2003-21 Class 1A4
09/25/33	5.250%	852,224	861,588
CMO Series 2003-27 Class 5A4
11/25/33	5.250%	1,209,901	1,249,975
CMO Series 2004-4 Class 2A4
09/25/34	5.500%	1,481,719	1,560,259
CMO Series 2004-5 Class 3A1
08/25/19	5.250%	999,409	1,030,031
CMO Series 2004-8 Class 1A4
12/25/34	5.500%	$1,212,547	$1,273,154
Credit Suisse Mortgage Capital Certificates(a)(d)(e)
CMO Series 2010-11R Class A1
06/28/47	1.296%	228,829	226,930
CMO Series 2010-12R Class 14A1
12/26/37	2.679%	859,971	853,277
CMO Series 2010-12R Class 5A1
04/26/37	3.000%	633,419	631,512
CMO Series 2010-15R Class 7A1
10/26/37	5.068%	405,872	403,253
CMO Series 2010-15R Class 7A2
10/26/37	5.068%	250,000	234,539
CMO Series 2010-16 Class A4
06/25/50	4.063%	2,000,000	1,555,766
CMO Series 2010-17R Class 1A1
06/26/36	2.459%	787,701	773,830
CMO Series 2010-17R Class 5A1
07/26/36	2.855%	1,081,591	1,074,008
CMO Series 2010-1R Class 5A1
01/27/36	5.000%	1,056,349	1,086,134
CMO Series 2011-1R Class A1
02/27/47	1.294%	2,045,144	2,013,062
CMO Series 2011-6R Class 3A1
07/28/36	2.855%	1,554,337	1,461,325
CMO Series 2011-7R Class A1
08/28/47	1.544%	4,150,327	4,073,099
CMO Series 2011-9R Class A1
03/27/46	2.294%	4,484,456	4,452,626
Credit Suisse Mortgage Capital Certificates(a)(e)
CMO Series 2010-1R Class 26A1
05/27/37	4.750%	1,433,338	1,439,759
Deutsche Mortgage Securities, Inc. CMO Series 2010-RS2 Class A1(a)(d)(e)
10/25/47	1.510%	728,616	721,490
Fannie Mae DUS(e)(i)
02/17/25	1.030%	1,100,000	1,100,000
01/30/42	1.990%	1,500,000	1,503,750
02/15/42	3.120%	2,000,000	2,040,000
Freedom Trust Series 2011-1 Class A13(a)(d)(e)
11/25/37	0.441%	937,839	886,258
GMAC Mortgage Corp. Loan Trust(d)(e)
CMO Series 2003-AR2 Class 2A4
12/19/33	2.995%	1,602,641	1,490,277
GMAC Mortgage Corp. Loan Trust(e)
CMO Series 2004-J1 Class A20
04/25/34	5.500%	1,013,484	1,036,725
GS Mortgage Securities Corp. II CMO IO Series 2006-GG8 Class X(a)(d)(e)(f)
11/10/39	0.612%	24,314,492	544,012
GSMPS Mortgage Loan Trust(a)(d)(e)
CMO Series 2005-RP3 Class 1AF
09/25/35	0.644%	1,608,775	1,255,884
GSMPS Mortgage Loan Trust(a)(d)(e)(f)
CMO IO Series 2005-RP3 Class 1AS
09/25/35	5.122%	1,246,801	186,589
GSR Mortgage Loan Trust(d)(e)
CMO Series 2005-5F Class 8A3
06/25/35	0.794%	390,490	343,908

The accompanying Notes to Financial Statements are an integral part of this statement.

210	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – J.P. Morgan Core Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities — Non-Agency (continued)
GSR Mortgage Loan Trust(e)
CMO Series 2003-7F Class 1A4
06/25/33	5.250%	$1,554,113	$1,535,759
Impac CMB Trust CMO Series 2005-4 Class 2A1(d)(e)
05/25/35	0.594%	962,193	810,168
Impac Secured Assets CMN Owner Trust(d)(e)
CMO Series 2006-1 Class 2A1
05/25/36	0.644%	1,150,590	965,513
CMO Series 2006-2 Class 2A1
08/25/36	0.644%	1,743,671	1,547,473
JPMorgan Mortgage Trust(d)(e)
CMO Series 2007-A1 Class 5A5
07/25/35	2.798%	1,521,099	1,383,069
Series 2006-A2 Class 5A3
11/25/33	2.648%	2,494,057	2,285,532
JPMorgan Reremic(a)(d)(e)
CMO Series 2009-6 Class 4A1
09/26/36	5.806%	967,908	998,079
CMO Series 2010-4 Class 7A1
08/26/35	4.272%	820,597	806,327
LB-UBS Commercial Mortgage Trust CMO IO Series 2006-C1 Class XCL(a)(d)(e)(f)
02/15/41	0.121%	49,233,813	538,815
LVII Resecuritization Trust(a)(d)(e)
CMO Series 2009-2 Class A4
09/27/37	3.000%	754,497	712,528
CMO Series 2009-2 Class A5
09/27/37	3.000%	1,700,000	1,677,953
MASTR Asset Securitization Trust CMO Series 2004-P7 Class A6(a)(e)
12/27/33	5.500%	931,254	984,714
MLCC Mortgage Investors, Inc.(d)(e)
CMO Series 2003-A Class 2A1
03/25/28	1.074%	1,108,968	935,473
CMO Series 2003-E Class A1
10/25/28	0.914%	642,379	558,098
CMO Series 2004-1 Class 2A1
12/25/34	2.079%	1,307,266	1,231,138
CMO Series 2004-G Class A2
01/25/30	1.401%	1,253,076	1,097,540
Mastr Adjustable Rate Mortgages Trust(d)(e)
CMO Series 2004-13 Class 2A1
04/21/34	2.664%	1,536,329	1,467,417
CMO Series 2004-13 Class 3A7
11/21/34	2.718%	2,000,000	1,824,688
Mastr Seasoned Securities Trust CMO Series 2004-2 Class A1(e)
08/25/32	6.500%	1,144,044	1,185,513
Merrill Lynch Mortgage Investors, Inc. CMO Series 2004-A4 Class A2(d)(e)
08/25/34	2.606%	1,588,284	1,457,678
Merrill Lynch/Countrywide Commercial Mortgage Trust CMO IO Series 2006-4 Class XC(a)(d)(e)(f)
12/12/49	0.210%	24,968,687	332,084
Morgan Stanley Capital I(a)(d)(e)(f)
CMO IO Series 2006-IQ12 Class X1
12/15/43	0.107%	52,215,991	749,456
CMO IO Series 2007-HQ11 Class X
02/12/44	0.238%	89,124,503	695,706
Morgan Stanley Mortgage Loan Trust CMO Series 2004-3 Class 4A(d)(e)
04/25/34	5.654%	$1,268,999	$1,286,872
Morgan Stanley Reremic Trust(a)(e)
CMO Series 2009-IO Class A1
07/17/56	3.000%	480,410	482,212
Series 2010-C30A Class A3A
12/17/43	3.250%	2,000,000	1,997,232
NCUA Guaranteed Notes(d)(e)(j)
CMO Series 2010-R3 Class 1A
12/08/20	0.834%	1,382,093	1,387,276
NCUA Guaranteed Notes(e)
CMO Series 2010-R3 Class 3A
12/08/20	2.400%	754,939	766,739
Nomura Asset Acceptance Corp. CMO Series 2004-R2 Class A1(a)(d)(e)
08/25/34	6.500%	367,896	370,335
PennyMac Loan Trust Series 2010-NPL1 Class M1(a)(d)(e)
05/25/50	5.000%	1,040,509	1,027,889
Prime Mortgage Trust CMO Series 2004-2 Class A2(e)
11/25/19	4.750%	1,624,037	1,670,582
RBSSP Resecuritization Trust(a)(d)(e)
CMO Series 2010-4 Class 2A1
11/26/35	5.749%	968,146	985,176
CMO Series 2010-9 Class 3A1
10/26/34	5.000%	1,116,386	1,165,741
CMO Series 2010-9 Class 7A5
05/26/37	4.000%	1,795,000	1,773,279
RBSSP Resecuritization Trust(a)(e)
CMO Series 2009-1 Class 1A1
02/26/36	6.500%	956,418	1,013,109
CMO Series 2009-2 Class 1A1
08/26/37	7.000%	552,964	581,198
CMO Series 2010-12 Class 8A1
06/27/21	4.000%	843,802	850,675
Real Estate Asset Trust Series 2011-2A Class A1(a)(e)
05/25/49	5.750%	870,323	870,323
Residential Accredit Loans, Inc.(d)(e)
CMO Series 2003-QS13 Class A5
07/25/33	0.944%	791,311	680,855
Residential Accredit Loans, Inc.(e)
CMO Series 2003-QS15 Class A7
08/25/33	5.500%	1,579,771	1,585,729
CMO Series 2004-QS3 Class CB
03/25/19	5.000%	1,066,553	1,076,711
Residential Asset Mortgage Products, Inc. CMO Series 2004-SL2 Class A3(e)
10/25/31	7.000%	1,450,080	1,515,012
Residential Asset Securitization Trust CMO Series 2004-IP2 Class 1A1(d)(e)
12/25/34	2.547%	840,149	702,825
Residential Funding Mortgage Securities I(e)
CMO Series 2003-S4 Class A4
03/25/33	5.750%	1,651,010	1,733,153
CMO Series 2005-S1 Class 2A1
02/25/20	4.750%	679,295	698,120
Sequoia Mortgage Trust CMO Series 2004-12 Class A3(d)(e)
01/20/35	1.108%	1,312,228	1,005,154
Structured Adjustable Rate Mortgage Loan Trust(d)(e)
CMO Series 2004-4 Class 5A
04/25/34	5.448%	$1,139,757	$965,447
CMO Series 2004-6 Class 5A4
06/25/34	4.951%	1,000,000	942,075
Structured Asset Mortgage Investments, Inc. CMO Series 2004-AR5 Class 1A1(d)(e)
10/19/34	0.945%	1,248,738	1,026,001
Structured Asset Securities Corp.(d)(e)
CMO Series 2003-34A Class 3A3
11/25/33	2.470%	878,547	769,714
CMO Series 2003-40A Class 3A2
01/25/34	2.459%	1,037,567	858,599
CMO Series 2004-21XS Class 2A4A
12/25/34	4.900%	2,000,000	1,998,890
CMO Series 2004-4XS Class 1A5
02/25/34	5.490%	1,120,221	1,132,995
Series 2004-6XS Class A5A
03/25/34	5.530%	883,195	842,868
Structured Asset Securities Corp.(e)
CMO Series 2003-30 Class 1A5
10/25/33	5.500%	1,726,156	1,776,080
Vendee Mortgage Trust CMO Series 1998-2 Class 1G(e)
06/15/28	6.750%	777,729	911,980
WaMu Mortgage Pass-Through Certificates(d)(e)
CMO Series 2003-AR5 Class A7
06/25/33	2.581%	797,552	760,485
CMO Series 2003-AR6 Class A1
06/25/33	2.572%	855,924	795,235
CMO Series 2003-AR7 Class A7
08/25/33	2.446%	1,377,084	1,298,789
CMO Series 2004-AR3 Class A2
06/25/34	2.563%	716,596	692,873
CMO Series 2004-S1 Class 1A3
03/25/34	0.694%	250,348	243,658
WaMu Mortgage Pass-Through Certificates(e)
CMO Series 2003-S8 Class A4
09/25/18	4.500%	289,088	292,346
CMO Series 2004-CB1 Class 3A2
06/25/34	5.500%	2,500,000	2,574,460
CMO Series 2004-CB3 Class 4A
10/25/19	6.000%	722,361	748,389
CMO Series 2004-S3 Class 1A5
07/25/34	5.000%	692,474	715,029
Washington Mutual MSC Mortgage Pass-Through Certificates CMO Series 2003-MS2 Class 1A1(e)
02/25/33	5.750%	871,954	913,253
Wells Fargo Mortgage Backed Securities Trust CMO Series 2004P Class 2A1(d)(e)
09/25/34	2.677%	2,563,250	2,432,202
Wells Fargo Mortgage-Backed Securities Trust(d)(e) CMO Series 2003-J Class 2A1
10/25/33	4.415%	691,104	695,495
CMO Series 2003-L Class 2A1
11/25/33	4.509%	778,729	764,955
CMO Series 2003N Class 2A2
12/25/33	4.742%	1,034,481	1,037,800
Wells Fargo Mortgage-Backed Securities Trust(d)(e)
CMO Series 2004-EE Class 2A1
12/25/34	2.710%	255,051	239,314

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	211

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities — Non-Agency (continued)
CMO Series 2004-G Class A3
06/25/34	4.719%	$550,000	$567,451
CMO Series 2004-U Class A1
10/25/34	2.715%	1,240,086	1,133,590
CMO Series 2004-W Class A9
11/25/34	2.608%	1,770,805	1,525,262
CMO Series 2005-AR8 Class 2A1
06/25/35	2.704%	389,873	361,476
CMO Series 2005-AR9 Class 2A1
05/25/35	2.665%	819,311	760,549
Wells Fargo Mortgage-Backed Securities Trust(e)
CMO Series 2003-11 Class 1A10
10/25/18	4.750%	723,996	743,077
CMO Series 2004-4 Class A9
05/25/34	5.500%	1,367,701	1,405,370
CMO Series 2004-8 Class A1
08/25/19	5.000%	481,346	495,917
CMO Series 2005-1 Class 2A1
01/25/20	5.000%	665,880	689,251
CMO Series 2005-14 Class 1A1
12/25/35	5.500%	907,689	916,494
Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $196,049,002)			$193,064,425

Commercial Mortgage-Backed Securities — Agency 4.7%
Federal National Mortgage Association(d)(e)
CMO Series 2010-M3 Class A3
03/25/20	4.332%	$4,000,000	$4,506,548
Federal National Mortgage Association(e)
11/01/19	4.130%	1,500,000	1,643,114
04/01/20	4.350%	1,500,000	1,662,577
07/01/20	4.066%	2,500,000	2,704,701
07/01/20	3.950%	2,000,000	2,173,180
09/01/20	3.505%	2,451,853	2,602,884
01/01/18	3.520%	2,500,000	2,673,730
02/01/20	4.369%	2,456,151	2,730,182
01/01/20	4.530%	4,912,535	5,490,089
02/01/20	4.400%	8,000,000	8,893,959
04/01/20	4.369%	2,944,654	3,276,762
06/01/37	5.832%	1,275,107	1,451,118
12/01/19	4.180%	2,674,365	2,935,041
01/01/21	4.050%	3,000,000	3,278,151
06/01/21	4.340%	3,000,000	3,332,215
06/01/21	4.240%	2,000,000	2,208,030
07/01/26	4.450%	2,988,234	3,305,222
01/01/20	4.540%	1,464,537	1,635,050
10/01/17	2.690%	2,500,000	2,583,781
11/01/18	2.970%	1,964,464	2,041,910
10/01/20	3.290%	1,500,000	1,571,981
10/01/17	2.490%	1,468,377	1,506,304
11/01/20	3.230%	2,500,000	2,610,120
05/01/21	4.390%	1,500,000	1,669,197
03/01/18	3.800%	1,655,996	1,790,837
04/01/21	4.380%	2,500,000	2,778,868
04/01/21	4.250%	2,500,000	2,763,085
04/01/21	4.250%	2,000,000	2,210,468
05/01/21	4.360%	1,500,000	1,714,146
08/01/21	4.130%	1,494,970	1,640,710
08/01/21	3.870%	1,993,533	2,156,147
10/01/21	3.590%	2,000,000	2,121,076
01/01/21	4.301%	$1,486,023	$1,652,166
01/01/21	4.380%	2,471,916	2,747,731
07/01/21	4.260%	2,500,000	2,764,382
08/01/21	4.500%	4,000,000	4,480,277
CMO Series 2011-M1 Class A3
06/25/21	3.763%	1,500,000	1,630,197
Total Commercial Mortgage-Backed Securities — Agency
(Cost: $94,370,435)			$98,935,936

Commercial Mortgage-Backed Securities — Non-Agency 2.4%
Banc of America Merrill Lynch Commercial Mortgage, Inc.(d)(e)
Series 2006-3 Class A4
07/10/44	5.889%	$500,000	$548,143
Banc of America Merrill Lynch Commercial Mortgage, Inc.(e)
Series 2005-3 Class AM
07/10/43	4.727%	1,000,000	1,032,414
Series 2006-5 Class A4
09/10/47	5.414%	400,000	432,228
Bear Stearns Commercial Mortgage Securities Series 2004-PWR4 Class A3(d)(e)
06/11/41	5.468%	1,100,000	1,183,614
CW Capital Cobalt Ltd.(d)(e)(f)
CMO IO Series 2006-C1 Class IO
08/15/48	0.723%	22,350,175	576,232
CW Capital Cobalt Ltd.(e)
Series 2006-C1 Class A4
08/15/48	5.223%	1,200,000	1,276,345
Citigroup Commercial Mortgage Trust(d)(e)
Series 2005-C3 Class AM
05/15/43	4.830%	1,230,000	1,297,496
Citigroup Commercial Mortgage Trust(e)
Series 2006-C5 Class A4
10/15/49	5.431%	750,000	833,050
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class AM(d)(e)
07/15/44	5.225%	875,000	917,636
Commercial Mortgage Asset Trust Series 1999-C1 Class D(d)(e)
01/17/32	7.350%	1,500,000	1,610,377
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C3 Class AM(e)
07/15/37	4.730%	1,000,000	1,033,399
Credit Suisse Mortgage Capital Certificates Series 2006-C2 Class A3(d)(e)
03/15/39	5.661%	1,300,000	1,395,724
DBRR Trust CMO IO Series 2011-C32 Class A3X1(a)(e)
06/21/49	2.015%	6,000,000	510,770
FDIC Structured Sale Guaranteed Notes Series 2010-C1 Class A(a)(e)
12/06/20	2.980%	2,095,480	2,177,344
GE Capital Commercial Mortgage Corp. Series 2005-C1 Class AJ(d)(e)
06/10/48	4.826%	1,700,000	1,660,205
GMAC Commercial Mortgage Securities, Inc. Series 2005-C1 Class AM(e)
05/10/43	4.754%	350,000	365,014
GS Mortgage Securities Corp. II Series 2004-GG2 Class A6(d)(e)
08/01/38	5.396%	2,100,000	2,232,677
Greenwich Capital Commercial Funding Corp. Series 2006-GG7 Class A4(b)(d)(e)
07/10/38	5.882%	$1,000,000	$1,110,915
JP Morgan Chase Commercial Mortgage Securities Corp.(d)(e)
Series 2004-CB9 Class A4
06/12/41	5.579%	1,000,000	1,111,145
Series 2006-LDP9 Class A3SF
05/15/47	0.433%	1,000,000	910,926
JP Morgan Chase Commercial Mortgage Securities Corp.(e)
Series 2004-CB8 Class A4
03/12/14	4.404%	1,000,000	1,047,891
JPMorgan Chase Commercial Mortgage Securities Corp.(d)(e)
Series 2005-CB11 Class AJ
08/12/37	5.358%	1,000,000	983,227
JPMorgan Chase Commercial Mortgage Securities Corp.(d)(e)(f)
CMO IO Series 2006-CB15 Class X1
06/12/43	0.068%	91,883,700	643,802
JPMorgan Chase Commercial Mortgage Securities Corp.(e)
Series 2006-CB16 Class A4
05/12/45	5.552%	1,000,000	1,097,613
LB-UBS Commercial Mortgage Trust Series 2004-C2 Class A4(e)
03/15/36	4.367%	1,281,000	1,338,361
Merrill Lynch Mortgage Trust Series 2005-LC1 Class AJ(d)(e)
01/12/44	5.326%	1,000,000	934,349
Morgan Stanley Capital I(a)(d)(e)(f)
CMO IO Series 2006-T21 Class X
10/12/52	0.175%	100,342,664	824,215
Morgan Stanley Capital I(e)
Series 2004-HQ4 Class A7
04/14/40	4.970%	2,000,000	2,092,520
Morgan Stanley Reremic Trust(a)(e)
Series 2010-HQ4B Class A7A
04/16/40	4.970%	2,500,000	2,604,762
Series 2011-IO Class A
02/23/51	2.500%	2,703,313	2,699,089
Series 2009-IO Class A2
07/17/56	5.000%	2,100,000	2,147,250
NCUA Guaranteed Notes CMO Series 2010-C1 Class APT(e)
10/29/20	2.650%	5,718,765	5,976,896
WF-RBS Commercial Mortgage Trust Series 2011-C3 Class A4(a)(e)
03/15/44	4.375%	1,200,000	1,280,668
Wachovia Bank Commercial Mortgage Trust(a)(d)(e)(f)
CMO IO Series 2004-C12 Class IO
07/15/41	0.024%	241,439,642	281,036
CMO IO Series 2006-C24 Class XC
03/15/45	0.044%	149,160,417	613,348
Wachovia Bank Commercial Mortgage Trust(d)(e)
Series 2003-C9 Class A4
12/15/35	5.012%	2,000,000	2,107,090
Series 2004-C11 Class A5
01/15/41	5.215%	1,305,000	1,389,696
Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $49,686,702)			$50,277,467

The accompanying Notes to Financial Statements are an integral part of this statement.

212	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – J.P. Morgan Core Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
Asset-Backed Securities — Non-Agency 2.4%
AH Mortgage Advance Trust(a)
Series SART-1 Class A2
05/10/43	3.370%	$3,000,000	$2,988,000
Series SART-2 Class A1
09/15/43	3.270%	2,347,000	2,339,339
Series SART-2 Class B1
09/15/43	6.900%	800,000	793,264
Ally Auto Receivables Trust
Series 2010-3 Class A3
10/15/14	1.110%	1,385,000	1,389,051
Series 2010-3 Class A4
08/17/15	1.550%	536,000	542,575
Series 2011-1 Class A2
10/15/13	0.810%	321,637	321,798
Series 2011-1 Class A3
01/15/15	1.380%	465,000	469,976
AmeriCredit Automobile Receivables Trust
Series 2010-3 Class A3
04/08/15	1.140%	665,000	662,502
Series 2010-4 Class A2
05/08/14	0.960%	466,426	466,498
Series 2011-1 Class A2
06/09/14	0.840%	487,220	487,077
Series 2011-1 Class A3
09/08/15	1.390%	375,000	376,556
Series 2011-3 Class A2
11/10/14	0.840%	1,578,000	1,575,490
Series 2011-4 Class A3
05/09/16	1.170%	943,000	939,010
Arch Bay Asset-Backed Securities Series 2010-2 Class A(a)(d)
04/25/57	4.125%	342,578	341,084
Asset-Backed Funding Certificates Series 2005-AG1 Class A4(d)
06/25/35	5.010%	1,156,408	1,063,013
Bear Stearns Asset-Backed Securities Trust Series 2003-SD1 Class A(d)
12/25/33	0.744%	1,354,759	1,133,214
CNH Equipment Trust Series 2010-C Class A3
05/15/15	1.170%	1,468,772	1,471,379
CPS Auto Trust Series 2011-C Class A(a)
03/15/19	4.210%	1,277,000	1,276,936
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2003-5 Class 1A4
02/25/30	4.396%	546,716	549,552
Chase Funding Mortgage Loan Asset-Backed Certificates(d)
Series 2003-2 Class 2A2
02/25/33	0.854%	926,888	786,319
Series 2003-4 Class 1A5
05/25/33	5.416%	932,032	895,753
Series 2003-6 Class 1A5
11/25/34	5.350%	750,000	649,558
Chrysler Financial Auto Securitization Trust Series 2010-A Class A3
08/08/13	0.910%	1,400,000	1,399,112
Credit Acceptance Auto Loan Trust Series 2011-1 Class A(a)
03/15/19	2.610%	917,000	914,736
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-CF2 Class 1A2(a)(d)
01/25/43	5.150%	$564,310	$551,060
Credit Suisse Mortgage Capital Certificates CMO Series 2010-16 Class A3(a)(d)
06/25/50	4.063%	800,000	740,940
Deutsche Mortgage Securities, Inc. CMO Series 2009-RS2 Class 4A1(a)(d)
04/26/37	0.387%	705,177	691,452
Federal National Mortgage Association Series 2003-W16 Class AF5(d)
11/25/33	4.634%	1,943,834	1,943,380
Ford Credit Auto Lease Trust Series 2011-A Class A2
09/15/13	0.740%	840,000	838,853
Fortress Opportunities Residential Transaction Series 2011-1A Class A1(a)(d)
10/25/47	7.211%	2,267,149	2,267,149
GE Capital Credit Card Master Note Trust Series 2009-2 Class A
07/15/15	3.690%	1,000,000	1,015,749
Harley-Davidson Motorcycle Trust Series 2010-1 Class A3
02/15/15	1.160%	612,000	613,261
Huntington Auto Trust (a)
Series 2011-1A Class A3
01/15/16	1.010%	500,000	500,127
Series 2011-1A Class A4
11/15/16	1.310%	800,000	801,581
Hyundai Auto Receivables Trust
Series 2011-A Class A3
03/15/16	1.160%	410,000	410,290
Series 2011-A Class A4
03/15/16	1.780%	520,000	528,067
LAI Vehicle Lease Securitization Trust Series 2010-A Class A(a)
03/15/16	2.550%	807,347	805,375
Lake Country Mortgage Loan Trust Series 2006-HE1 Class A3(a)(d)
07/25/34	0.644%	1,341,900	1,277,652
Madison Avenue Manufactured Housing Contract Series 2002-A Class M2(d)
03/25/32	2.544%	1,157,000	1,021,775
NCUA Guaranteed Notes CMO Series 2010-A1 Class A(d)
12/07/20	0.624%	397,448	398,605
Newcastle Investment Trust Series 2011-MH1 Class A(a)
12/10/33	2.450%	500,554	504,999
Residential Asset Mortgage Products, Inc.(d)
Series 2004-RS6 Class AI4
05/25/32	5.457%	689,943	685,069
Series 2005-EFC5 Class A3
10/25/35	0.634%	1,100,000	900,855
Series 2005-RZ4 Class A2
11/25/35	0.554%	492,270	470,763
Residential Asset Securities Corp. Series 2005-KS Class A3(d)
10/25/35	0.664%	1,000,000	950,490
Santander Drive Auto Receivables Trust
Series 2010-3 Class A3
06/16/14	1.200%	500,000	499,433
Santander Drive Auto Receivables Trust(a)
Series 2010A Class A4
06/15/17	2.390%	$800,000	$812,160
Series 2011-S2A Class B
06/15/17	2.060%	333,187	332,315
Saxon Asset Securities Trust CMO Series 2003-1 Class AF6(d)
06/25/33	4.795%	80,855	80,867
Structured Asset Investment Loan Trust Series 2005-5 Class A9(d)
06/25/35	0.564%	500,000	468,279
Structured Asset Securities Corp.
CMO Series 2004-5H Class A4
12/25/33	5.540%	1,952,863	1,906,305
Structured Asset Securities Corp.(d)
Series 2004-6XS Class A5B (AMBAC)
03/25/34	5.550%	1,059,835	1,012,239
Series 2005-NC1 Class A11
02/25/35	4.690%	1,680,490	1,661,132
Vericrest Opportunity Loan Transferee CMO Series 2010-NPL1 Class B1(a)(d)
05/25/39	8.000%	1,122,973	1,043,770
Westlake Automobile Receivables Trust(a)
Series 2011-1A Class A2
07/15/13	1.080%	329,614	329,368
Series 2011-1A Class A3
06/16/14	1.490%	513,000	512,306
Total Asset-Backed Securities — Non-Agency
(Cost: $50,919,791)			$50,407,458

Inflation — Indexed Bonds 0.1%
U.S. Treasury Inflation-Indexed Bond
01/15/29	2.500%	1,054,590	$1,407,065
Total Inflation-Indexed Bonds
(Cost: $1,352,945)			$1,407,065

U.S. Treasury Obligations 18.2%
U.S. Treasury
02/28/14	1.875%	$1,000,000	$1,034,062
09/30/14	2.375%	16,500,000	17,410,722
01/31/15	2.250%	28,000,000	29,577,184
01/31/17	3.125%	15,000,000	16,673,430
03/31/17	3.250%	5,000,000	5,598,440
08/15/17	4.750%	3,745,000	4,509,212
08/31/18	1.500%	1,000,000	1,014,609
08/15/20	8.750%	28,500,000	44,952,081
08/15/27	6.375%	3,000,000	4,547,343
08/15/28	5.500%	14,700,000	20,752,269
02/15/36	4.500%	2,000,000	2,617,188
02/15/37	4.750%	400,000	543,312
U.S. Treasury(b)
07/31/14	2.625%	20,500,000	21,702,776
10/31/14	2.375%	22,000,000	23,239,216
12/31/14	2.625%	5,000,000	5,332,031
05/15/15	4.125%	8,050,000	9,030,466
12/31/16	3.250%	57,450,000	64,146,487
08/15/17	8.875%	9,215,000	13,189,688
11/30/18	1.375%	21,200,000	21,272,886
05/15/19	3.125%	7,151,000	8,018,059

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	213

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

Issuer	Coupon Rate	Principal Amount	Value
U.S. Treasury Obligations (continued)
02/15/20	8.500%	$500,000	$769,023
08/15/29	6.125%	5,250,000	7,954,569
02/15/31	5.375%	1,100,000	1,567,843
U.S. Treasury(b)(g)
STRIPS
02/15/14	0.000%	3,200,000	3,180,474
05/15/20	0.000%	16,236,000	13,995,676
08/15/20	0.000%	10,000,000	8,552,720
11/15/20	0.000%	500,000	423,779
05/15/21	0.000%	2,000,000	1,663,410
11/15/26	0.000%	1,000,000	667,695
02/15/29	0.000%	1,365,000	839,958
08/15/29	0.000%	3,400,000	2,054,695
11/15/29	0.000%	1,600,000	958,594
02/15/30	0.000%	3,350,000	1,988,989
08/15/30	0.000%	1,800,000	1,052,480
U.S. Treasury(g)
STRIPS
08/15/21	0.000%	750,000	618,712
05/15/23	0.000%	1,000,000	767,546
08/15/24	0.000%	1,000,000	729,542
08/15/26	0.000%	1,000,000	674,041
02/15/27	0.000%	5,000,000	3,306,745
02/15/28	0.000%	4,600,000	2,929,703
05/15/30	0.000%	1,500,000	883,489
11/15/30	0.000%	2,500,000	1,447,912
11/15/31	0.000%	1,000,000	559,291
11/15/32	0.000%	3,250,000	1,752,468
05/15/33	0.000%	3,925,000	2,077,903
08/15/33	0.000%	3,000,000	1,573,581
11/15/33	0.000%	1,900,000	987,489
02/15/34	0.000%	900,000	463,161
05/15/34	0.000%	400,000	203,927
Total U.S. Treasury Obligations
(Cost: $349,722,441)			$379,806,876

U.S. Government & Agency Obligations 11.4%
Federal Farm Credit Bank
11/15/18	5.125%	$8,000,000	$9,624,256
Federal Home Loan Banks(b)
12/16/16	4.750%	10,000,000	11,754,779
Federal Home Loan Mortgage Corp.
04/29/14	1.350%	2,000,000	2,036,744
04/18/16	5.250%	7,000,000	8,246,175
Federal Home Loan Mortgage Corp.(b)
08/23/17	5.500%	34,000,000	41,558,370
11/17/17	5.125%	58,000,000	69,837,336
Federal National Mortgage Association
07/05/14	0.000%	3,000,000	2,936,343
Federal National Mortgage Association(b)
09/15/16	5.250%	10,000,000	11,870,870
05/11/17	5.000%	10,000,000	11,869,690
06/12/17	5.375%	36,000,000	43,496,136
Federal National Mortgage Association(g)
06/01/17	0.000%	10,000,000	9,207,560
STRIPS
11/15/21	0.000%	1,750,000	1,341,804
Residual Funding Corp. STRIPS(g)
07/15/20	0.000%	2,000,000	1,667,052
Tennessee Valley Authority(b)
07/18/17	5.500%	11,000,000	13,390,267
Tennessee Valley Authority(g)
STRIPS
11/01/25	0.000%	$1,000,000	$642,656
Total U.S. Government & Agency Obligations
(Cost: $223,648,045)			$239,480,038

Foreign Government Obligations 0.8%
CANADA 0.2%
Caisse Centrale Desjardins du Quebec(a)(c)
03/24/16	2.550%	$1,452,000	$1,490,963
Province of Ontario Canada Senior Unsecured(c)
06/16/15	2.700%	1,840,000	1,927,135
Province of Quebec Canada(c)
01/30/26	6.350%	440,000	596,458

Total			4,014,556
ISRAEL 0.5%
Israel Government AID Bond(c)(g)
U.S. Government Guaranteed
03/15/19	0.000%	2,500,000	2,188,445
11/15/26	0.000%	1,500,000	918,624
U.S. Government Guaranty
11/15/19	0.000%	1,501,000	1,283,314
02/15/20	0.000%	6,000,000	5,083,284
02/15/25	0.000%	2,250,000	1,491,512

Total			10,965,179
MEXICO —%
Mexico Government International Bond Senior Unsecured(c)
10/12/2110	5.750%	458,000	487,770
NORWAY 0.1%
Statoil ASA(c)
04/15/19	5.250%	880,000	1,018,377
Total Foreign Government Obligations
(Cost: $15,876,631)			$16,485,882

Municipal Bonds 0.2%
American Municipal Power, Inc. Revenue Bonds Build America Bonds Series 2010
02/15/50	7.499%	$1,265,000	$1,651,647
New York State Dormitory Authority Revenue Bonds Build America Bonds Series 2010
03/15/40	5.600%	415,000	495,751
Ohio State University (The) Revenue Bonds Taxable Series 2011A
06/01/2111	4.800%	1,514,000	1,579,057
Municipal Bonds (continued)
Port Authority of New York and New Jersey Revenue Bonds Taxable Consolidated 160th Series 2010
11/01/40	5.647%	$835,000	$946,180
Total Municipal Bonds
(Cost: $4,070,801)			$4,672,635

		Shares	Value
Money Market Funds 1.4%
Columbia Short-Term
Cash Fund, 0.141%(k)(l)		29,547,437	$29,547,437
Total Money Market Funds
(Cost: $29,547,437)			$29,547,437

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 14.2%
Asset-Backed Commercial Paper 2.3%
Amsterdam Funding Corp.
01/03/12	0.320%	$4,998,489	$4,998,489
01/11/12	0.320%	4,998,489	4,998,489
Argento Variable Funding Company LLC
01/13/12	0.310%	3,998,898	3,998,898
Atlantis One
02/01/12	0.370%	4,997,842	4,997,842
Gemini Securitization Corporation (FKA Twin Towers)
01/09/12	0.380%	4,998,258	4,998,258
Grampian Funding LLC
01/18/12	0.310%	8,997,597	8,997,597
Kells Funding, LLC
01/03/12	0.360%	9,996,400	9,996,400
Regency Markets No. 1 LLC
01/18/12	0.250%	4,998,959	4,998,959

Total			47,984,932
Certificates of Deposit 5.5%
Bank of Montreal
02/29/12	0.350%	5,000,000	5,000,000
Bank of Nova Scotia
05/03/12	0.401%	4,000,000	4,000,000
Banque et Caisse d’Epargne de l’Etat
01/17/12	0.900%	4,996,003	4,996,003
Branch Banking & Trust Corporation
03/15/12	0.240%	10,000,000	10,000,000
Canadian Imperial Bank
03/21/12	0.333%	5,001,568	5,001,568
Credit Suisse
02/24/12	0.500%	5,000,000	5,000,000
03/08/12	0.540%	5,000,000	5,000,000
03/20/12	0.590%	2,000,000	2,000,000
DnB NOR ASA
03/01/12	0.450%	7,000,000	7,000,000
National Australia Bank
04/30/12	0.446%	7,000,000	7,000,000
National Bank of Canada
05/08/12	0.425%	4,000,000	4,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

214	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – J.P. Morgan Core Bond Fund

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (cont.)
Nordea Bank AB
01/13/12	0.350%	$5,000,000	$5,000,000
03/13/12	0.520%	5,000,000	5,000,000
Rabobank
01/20/12	0.331%	12,000,000	12,000,000
Standard Chartered Bank PLC
03/30/12	0.625%	4,992,113	4,992,113
Svenska Handelsbanken
02/28/12	0.490%	10,000,000	10,000,000
03/01/12	0.460%	4,000,000	4,000,000
United Overseas Bank Ltd.
01/09/12	0.320%	10,000,000	10,000,000
01/12/12	0.320%	5,000,000	5,000,000

Total			114,989,684
Commercial Paper 2.0%
HSBC Bank PLC
04/13/12	0.481%	11,970,720	11,970,720
Skandinaviska Enskilda Banken AB
01/12/12	0.245%	4,998,979	4,998,979
Suncorp Metway Ltd.
01/18/12	0.450%	9,992,125	9,992,125
The Commonwealth Bank of Australia
04/23/12	0.451%	4,988,438	4,988,438
Westpac Securities NZ Ltd.
04/20/12	0.531%	9,973,058	9,973,058

Total			41,923,320
Other Short-Term Obligations 1.0%
Natixis Financial Products LLC
01/03/12	0.390%	$5,000,000	$5,000,000
The Goldman Sachs Group, Inc.
01/13/12	0.550%	10,000,000	10,000,000
01/17/12	1.154%	5,154,918	5,154,918

Total			20,154,918
Repurchase Agreements 3.4%
Citibank NA dated 12/30/11, matures 01/03/12, repurchase price $13,000,116(m)
	0.080%	13,000,000	13,000,000
Goldman Sachs & Co. dated 12/07/11, matures 01/06/12, repurchase price $5,000,156(m)
	0.160%	5,000,000	5,000,000
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $10,000,056(m)
	0.050%	10,000,000	10,000,000
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $5,000,056(m)
	0.100%	5,000,000	5,000,000
Repurchase Agreements (cont.)
Royal Bank of Canada dated 12/30/11, matures 01/03/12, repurchase price $12,997,872(m)
	0.040%	$12,997,814	$12,997,814
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $25,000,139(m)
	0.050%	25,000,000	25,000,000

Total			70,997,814
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $296,050,668)			$296,050,668
Total Investments
(Cost: $2,300,221,466)			$2,380,449,762
Other Assets & Liabilities, Net			(288,779,853)
Net Assets			$2,091,669,909

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $168,274,481 or 7.95% of net assets.

(b)	At December 31, 2011, security was partially or fully on loan.

(c)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $68,047,381 or 3.25% of net assets.

(d)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2011.

(e)

The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(f)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(g)	Zero coupon bond.

(h)	Principal Only (PO) security issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	Represents a security purchased on a when-issued or delayed delivery basis.

(j)

Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2011 was $1,387,276, representing 0.07% of net assets. Information concerning such security holdings at December 31, 2011 was as follows:

Security Description	Acquisition Dates	Cost
NCUA Guaranteed Notes CMO Series 2010-R3 Class 1A 0.834% 12/08/20	12/03/10	$1,382,093

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	215

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

Notes to Portfolio of Investments (continued)

(k)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(l)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$30,414,213	$367,529,484	$(368,396,260)	$—	$29,547,437	$39,610	$29,547,437

(m)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citibank NA (0.080%)

Security Description	Value
Fannie Mae REMICS	$3,774,190
Freddie Mac REMICS	9,174,192
Government National Mortgage Association	311,618
Total Market Value of Collateral Securities	$13,260,000

Goldman Sachs & Co. (0.160%)

Security Description	Value
Ginnie Mae I Pool	$5,100,000
Total Market Value of Collateral Securities	$5,100,000

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Fannie Mae Interest Strip	$1,941,516
Fannie Mae REMICS	4,396,847
Federal Home Loan Mortgage Corp	3,233,604
Federal National Mortgage Association	628,095
Total Market Value of Collateral Securities	$10,200,062

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$2,525,784
Ginnie Mae I Pool	1,251,535
Ginnie Mae II Pool	1,322,681
Total Market Value of Collateral Securities	$5,100,000

Royal Bank of Canada (0.040%)

Security Description	Value
Fannie Mae Pool	$11,721,815
Fannie Mae REMICS	25,902
Freddie Mac Gold Pool	746,296
Freddie Mac Non Gold Pool	763,758
Total Market Value of Collateral Securities	$13,257,771

The accompanying Notes to Financial Statements are an integral part of this statement.

216	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – J.P. Morgan Core Bond Fund

Notes to Portfolio of Investments (continued)

Societe Generale (0.050%)

Security Description	Value
Federal Home Loan Mortgage Corp	$2,361,450
Federal National Mortgage Association	23,138,567
Total Market Value of Collateral Securities	$25,500,017

Abbreviation Legend
AMBAC	Ambac Assurance Corporation
CMO	Collateralized Mortgage Obligation
CP	Commercial Paper
FDIC	Federal Deposit Insurance Corporation
STRIPS	Separate Trading of Registered Interest and Principal Securities

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	217

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

218	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – J.P. Morgan Core Bond Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Bonds
Corporate Bonds & Notes
Airlines	$—	$—	$822,606	$822,606
All Other Industries	—	292,108,655	—	292,108,655
Residential Mortgage-Backed Securities — Agency	—	727,382,614	—	727,382,614
Residential Mortgage-Backed Securities — Non-Agency	—	177,643,504	15,420,921	193,064,425
Commercial Mortgage-Backed Securities — Agency	—	98,935,936	—	98,935,936
Commercial Mortgage-Backed Securities — Non-Agency	—	44,920,358	5,357,109	50,277,467
Asset-Backed Securities — Non-Agency	—	46,464,768	3,942,690	50,407,458
Inflation-Indexed Bonds	—	1,407,065	—	1,407,065
U.S. Treasury Obligations	304,180,012	75,626,864	—	379,806,876
U.S. Government & Agency Obligations	—	239,480,038	—	239,480,038
Foreign Government Obligations	—	16,485,882	—	16,485,882
Municipal Bonds	—	4,672,635	—	4,672,635
Total Bonds	304,180,012	1,725,128,319	25,543,326	2,054,851,657
Other
Money Market Funds	29,547,437	—	—	29,547,437
Investments of Cash Collateral Received for Securities on Loan	—	296,050,668	—	296,050,668
Total Other	29,547,437	296,050,668	—	325,598,105
Total	$333,727,449	$2,021,178,987	$25,543,326	$2,380,449,762

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate Bonds and Mortgage and Asset Backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	219

Portfolio of Investments (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes	Residential Mortgage-Backed Securities – Agency	Residential Mortgage-Backed Securities – Non-Agency	Commercial Mortgage-Backed Securities – Non-Agency	Asset- Backed Securities- Non-Agency	Total
Balance as of December 31, 2010	$—	$690,645	$13,578,873	$3,197,303	$3,295,353	$20,762,174
Accrued discounts/premiums	(4,547)	—	61,294	(158)	—	56,589
Realized gain (loss)	—	—	1,787	2,068	—	3,855
Change in unrealized appreciation (depreciation)*	(11,074)	—	(66,076)	(24,270)	632	(100,788)
Sales	(29,872)	—	(3,053,467)	(696,687)	—	(3,780,026)
Purchases	868,099	—	13,526,686	6,076,156	3,441,533	23,912,474
Transfers into Level 3	—	—	1,498,125	—	500,525	1,998,650
Transfers out of Level 3	—	(690,645)	(10,126,301)	(3,197,303)	(3,295,353)	(17,309,602)
Balance as of December 31, 2011	$822,606	$—	$15,420,921	$5,357,109	$3,942,690	$25,543,326

Financial Assets were transferred from Level 3 to Level 2 due to management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end and utilize a price provided by an approved vendor.

Financial Assets were transferred from Level 2 to Level 3 due to the utilization of single market quotations from broker dealers. As a result, as of period end, management determined to fair value the securities under consistently applied procedures established by and under the general supervision of the Board of Trustees.

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2011 was $(100,788), which was comprised of Corporate Bonds & Notes of $(11,074), Residential Mortgage-Backed Securities — Non-Agency of $(66,076), Commercial Mortgage-Backed Securities — Non-Agency of $(24,270) and Asset-Backed Securities — Non-Agency of $632.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

220	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Variable Portfolio – Jennison Mid Cap Growth Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.0%
CONSUMER DISCRETIONARY 18.2%
Automobiles 0.6%
Harley-Davidson, Inc.	128,143	$4,980,919
Hotels, Restaurants & Leisure 4.6%
Darden Restaurants, Inc(a)	236,011	10,757,381
Tim Hortons, Inc.(b)	359,378	17,401,083
Yum! Brands, Inc.	240,945	14,218,165

Total		42,376,629
Multiline Retail 3.4%
Dollar Tree, Inc.(a)(c)	254,053	21,114,345
Nordstrom, Inc.	206,789	10,279,481

Total		31,393,826
Specialty Retail 7.2%
Bed Bath & Beyond, Inc.(c)	271,438	15,735,261
O’Reilly Automotive, Inc.(c)	176,057	14,075,757
Ross Stores, Inc.	364,272	17,313,848
TJX Companies, Inc.	214,674	13,857,207
Williams-Sonoma, Inc.(a)	137,605	5,297,792

Total		66,279,865
Textiles, Apparel & Luxury Goods 2.4%
Deckers Outdoor Corp.(a)(c)	102,234	7,725,823
PVH Corp.	204,604	14,422,536

Total		22,148,359
TOTAL CONSUMER DISCRETIONARY		167,179,598
CONSUMER STAPLES 5.9%
Food & Staples Retailing 0.7%
Whole Foods Market, Inc.	91,398	6,359,473
Food Products 2.9%
Bunge Ltd.(a)(b)	147,000	8,408,400
JM Smucker Co. (The)	130,294	10,185,082
Mead Johnson Nutrition Co.	121,602	8,357,705

Total		26,951,187
Household Products 1.5%
Church & Dwight Co., Inc.	288,392	13,196,818
Personal Products 0.8%
Herbalife Ltd.(b)	136,031	7,028,722
TOTAL CONSUMER STAPLES		53,536,200
ENERGY 9.4%
Energy Equipment & Services 2.6%
Cameron International Corp.(c)	238,415	11,727,634
Patterson-UTI Energy, Inc.	311,347	6,220,713
Rowan Companies, Inc.(c)	187,896	5,698,885

Total		23,647,232
Oil, Gas & Consumable Fuels 6.8%
Cimarex Energy Co.(a)	98,196	6,078,332
Cobalt International Energy, Inc.(a)(c)	429,259	6,662,100
Concho Resources, Inc.(a)(c)	115,047	10,785,656
Denbury Resources, Inc.(c)	821,848	12,409,905
Noble Energy, Inc.	142,362	13,437,549
Southwestern Energy Co.(c)	407,674	13,021,108

Total		62,394,650
TOTAL ENERGY		86,041,882
FINANCIALS 4.5%
Capital Markets 1.4%
Eaton Vance Corp.(a)	281,100	$6,645,204
TD Ameritrade Holding Corp.	394,530	6,174,395

Total		12,819,599
Commercial Banks 0.8%
First Republic Bank(c)	253,661	7,764,563
Insurance 0.6%
WR Berkley Corp.	153,100	5,265,109
Real Estate Investment Trusts (REITs) 1.7%
Annaly Capital Management, Inc.(a)	946,226	15,101,767
TOTAL FINANCIALS		40,951,038
HEALTH CARE 14.4%
Biotechnology 2.8%
Alexion Pharmaceuticals, Inc.(c)	166,951	11,936,996
BioMarin Pharmaceutical, Inc.(a)(c)	220,657	7,586,188
United Therapeutics Corp.(a)(c)	137,724	6,507,459

Total		26,030,643
Health Care Equipment & Supplies 1.0%
IDEXX Laboratories, Inc.(a)(c)	64,672	4,977,157
Neogen Corp.(a)(c)	129,475	3,967,114

Total		8,944,271
Health Care Providers & Services 5.6%
DaVita, Inc.(a)(c)	215,785	16,358,661
Henry Schein, Inc.(a)(c)	217,235	13,996,451
Laboratory Corp. of America Holdings(c)	116,428	10,009,315
Universal Health Services, Inc., Class B	277,270	10,774,712

Total		51,139,139
Life Sciences Tools & Services 2.0%
Agilent Technologies, Inc.(c)	270,106	9,434,802
Waters Corp.(a)(c)	118,773	8,795,141

Total		18,229,943
Pharmaceuticals 3.0%
Perrigo Co.(a)	154,432	15,026,234
Valeant Pharmaceuticals International, Inc.(b)(c)	277,164	12,940,787

Total		27,967,021
TOTAL HEALTH CARE		132,311,017
INDUSTRIALS 10.4%
Air Freight & Logistics 0.8%
Expeditors International of Washington, Inc.	168,382	6,896,927
Commercial Services & Supplies 1.0%
Iron Mountain, Inc.(a)	310,022	9,548,677
Electrical Equipment 3.1%
AMETEK, Inc.	301,315	12,685,361
Roper Industries, Inc.(a)	180,448	15,675,518

Total		28,360,879
INDUSTRIALS (cont.)
Machinery 2.0%
Colfax Corp.(a)(c)	154,548	$4,401,527
IDEX Corp.(a)	362,189	13,440,834

Total		17,842,361
Professional Services 1.9%
IHS, Inc., Class A(c)	114,758	9,887,549
Robert Half International, Inc.(a)	255,873	7,282,146

Total		17,169,695
Road & Rail 0.5%
JB Hunt Transport Services, Inc.	110,123	4,963,243
Trading Companies & Distributors 1.1%
Fastenal Co.(a)	233,006	10,161,392
TOTAL INDUSTRIALS		94,943,174
INFORMATION TECHNOLOGY 22.6%
Communications Equipment 2.5%
F5 Networks, Inc.(c)	73,250	7,773,290
Finisar Corp.(a)(c)	364,675	6,106,483
Juniper Networks, Inc.(c)	283,784	5,792,032
Riverbed Technology, Inc.(a)(c)	140,458	3,300,763

Total		22,972,568
Computers & Peripherals 1.0%
NetApp, Inc.(a)(c)	251,286	9,114,143
Electronic Equipment, Instruments & Components 1.9%
Amphenol Corp., Class A	207,346	9,411,435
FLIR Systems, Inc.(a)	306,565	7,685,585

Total		17,097,020
Internet Software & Services 2.9%
Rackspace Hosting, Inc.(a)(c)	159,988	6,881,084
VeriSign, Inc.(a)	558,642	19,954,692

Total		26,835,776
IT Services 3.1%
Alliance Data Systems Corp.(c)	141,716	14,715,789
Gartner, Inc.(c)	231,857	8,061,668
Teradata Corp.(c)	126,047	6,114,540

Total		28,891,997
Semiconductors & Semiconductor Equipment 4.7%
Altera Corp.	254,197	9,430,709
Broadcom Corp., Class A(c)	328,835	9,654,595
Maxim Integrated Products, Inc.(a)	436,107	11,356,226
Xilinx, Inc.	397,861	12,755,424

Total		43,196,954
Software 6.5%
Activision Blizzard, Inc.(a)	810,090	9,980,309
Ariba, Inc.(a)(c)	319,209	8,963,389
Check Point Software Technologies Ltd.(a)(b)(c)	271,994	14,290,565
Intuit, Inc.	212,143	11,156,600
Red Hat, Inc.(c)	186,281	7,691,542
Salesforce.com, Inc.(a)(c)	70,967	7,200,312

Total		59,282,717
TOTAL INFORMATION TECHNOLOGY		207,391,175

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	221

Portfolio of Investments (continued)

Variable Portfolio – Jennison Mid Cap Growth Fund

Issuer	Shares	Value
Common Stocks (continued)
MATERIALS 6.7%
Chemicals 4.8%
Airgas, Inc.	64,243	$5,016,094
Albemarle Corp.	216,867	11,170,819
Ecolab, Inc.	319,719	18,482,955
FMC Corp.	112,185	9,652,397

Total		44,322,265
Metals & Mining 1.9%
Eldorado Gold Corp.(b)	252,626	3,463,502
Reliance Steel & Aluminum Co.(a)	198,917	9,685,269
Silver Wheaton Corp.(b)	141,885	4,108,990

Total		17,257,761
TOTAL MATERIALS		61,580,026
TELECOMMUNICATION SERVICES 5.9%
Wireless Telecommunication Services 5.9%
American Tower REIT, Inc.	282,845	16,973,529
Crown Castle International Corp.(c)	478,313	21,428,422
NII Holdings, Inc.(a)(c)	750,466	15,984,926

Total		54,386,877
TOTAL TELECOMMUNICATION SERVICES		54,386,877
Total Common Stocks
(Cost: $795,199,534)		$898,320,987

	Shares	Value
Money Market Funds 2.1%
Columbia Short-Term Cash Fund, 0.141%(d)(e)	19,292,908	$19,292,908
Total Money Market Funds
(Cost: $19,292,908)		$19,292,908

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 23.6%
Asset-Backed Commercial Paper 2.6%
Atlantis One
02/01/12	0.370%	$4,997,842	$4,997,842
Cancara Asset Securitisation LLC
01/03/12	0.320%	4,998,445	4,998,445
01/11/12	0.310%	1,999,415	1,999,415
Gemini Securitization Corporation (FKA Twin Towers)
01/09/12	0.380%	1,999,303	1,999,303
Investments of Cash Collateral Received for Securities on Loan (continued)
Asset-Backed Commercial Paper (cont.)
Grampian Funding LLC
01/18/12	0.310%	$4,998,665	$4,998,665
01/23/12	0.320%	2,999,093	2,999,093
Regency Markets No. 1 LLC
01/18/12	0.250%	1,999,583	1,999,583

Total			23,992,346
Certificates of Deposit 6.0%
Branch Banking & Trust Corporation
01/09/12	0.350%	4,000,000	4,000,000
Credit Suisse
02/24/12	0.500%	5,000,000	5,000,000
03/08/12	0.540%	5,000,000	5,000,000
Development Bank of Singapore Ltd.
01/13/12	0.310%	5,000,000	5,000,000
National Australia Bank
04/30/12	0.446%	3,000,000	3,000,000
National Bank of Canada
05/08/12	0.425%	5,000,000	5,000,000
Nordea Bank AB
03/13/12	0.520%	5,000,000	5,000,000
Rabobank
03/16/12	0.530%	4,993,311	4,993,311
Standard Chartered Bank PLC
03/30/12	0.625%	4,992,113	4,992,113
Svenska Handelsbanken
03/01/12	0.460%	5,000,000	5,000,000
Union Bank of Switzerland
03/02/12	0.530%	3,000,000	3,000,000
United Overseas Bank Ltd.
01/12/12	0.320%	5,000,000	5,000,000

Total			54,985,424
Commercial Paper 4.6%
Australia and New Zealand Bank Group, Ltd.
04/25/12	0.461%	4,988,308	4,988,308
HSBC Bank PLC
04/13/12	0.481%	4,987,800	4,987,800
Regency Markets No. 1 LLC
01/18/12	0.250%	4,998,854	4,998,854
Skandinaviska Enskilda Banken AB
01/11/12	0.240%	5,699,012	5,699,012
Suncorp Metway Ltd.
01/18/12	0.450%	4,996,063	4,996,063
Svenska Handelsbank
03/29/12	0.506%	4,993,617	4,993,617
Toyota Motor Credit Corp.
04/26/12	0.562%	$3,988,551	$3,988,551
Investments of Cash Collateral Received for Securities on Loan (continued)
Commercial Paper (cont.)
Westpac Securities NZ Ltd.
03/02/12	0.441%	7,982,205	7,982,205

Total			42,634,410
Other Short-Term Obligations 0.8%
The Goldman Sachs Group, Inc.
02/16/12	0.650%	7,000,000	7,000,000
Repurchase Agreements 9.6%
Goldman Sachs & Co. dated 12/07/11, matures 01/06/12, repurchase price $5,000,156(f)
01/06/12	0.160%	5,000,000	5,000,000
Mizuho Securities USA, Inc . dated 12/30/11, matures 01/03/12, repurchase price $10,000,111(f)
01/03/12	0.100%	10,000,000	10,000,000
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $2,500,014(f)
	0.050%	2,500,000	2,500,000
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $20,000,222(f)
	0.100%	20,000,000	20,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $5,000,078(f)
	0.140%	5,000,000	$5,000,000
Royal Bank of Canada dated 12/30/11, matures 01/03/12, repurchase price $20,490,627(f)
	0.040%	20,490,536	20,490,536
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $25,000,139(f)
	0.050%	25,000,000	25,000,000

Total			87,990,536
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $216,602,716)			$216,602,716
Total Investments
(Cost: $1,031,095,158)			$1,134,216,611
Other Assets & Liabilities, Net			(217,084,364)
Net Assets			$917,132,247

Notes to Portfolio of Investments

(a)	At December 31, 2011, security was partially or fully on loan.

(b)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $67,642,049 or 7.38% of net assets.

(c)	Non-income producing.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

222	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Jennison Mid Cap Growth Fund

Notes to Portfolio of Investments (continued)

(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$13,678,787	$233,625,223	$(228,011,102)	$—	$19,292,908	$28,781	$19,292,908

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Goldman Sachs & Co. (0.160%)

Security Description	Value
Ginnie Mae I Pool	$5,100,000
Total Market Value of Collateral Securities	$5,100,000

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$6,625,080
Federal National Mortgage Association	91,174
Freddie Mac Gold Pool	2,321,107
Freddie Mac Non Gold Pool	758,439
Ginnie Mae I Pool	403,727
Ginnie Mae II Pool	473
Total Market Value of Collateral Securities	$10,200,000

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Fannie Mae Interest Strip	$485,379
Fannie Mae REMICS	1,099,212
Federal Home Loan Mortgage Corp	808,401
Federal National Mortgage Association	157,024
Total Market Value of Collateral Securities	$2,550,016

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$10,103,134
Ginnie Mae I Pool	5,006,142
Ginnie Mae II Pool	5,290,724
Total Market Value of Collateral Securities	$20,400,000

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	223

Portfolio of Investments (continued)

Variable Portfolio – Jennison Mid Cap Growth Fund

Notes to Portfolio of Investments (continued)

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$1,296,707
Fannie Mae REMICS	472,800
Fannie Mae Whole Loan	1,563
Fannie Mae-Aces	5,738
Federal Farm Credit Bank	44,037
Federal Home Loan Banks	49,667
Federal Home Loan Mortgage Corp	39,546
Federal National Mortgage Association	82,047
Freddie Mac Gold Pool	557,082
Freddie Mac Non Gold Pool	167,081
Freddie Mac Reference REMIC	13
Freddie Mac REMICS	377,149
Ginnie Mae I Pool	648,801
Ginnie Mae II Pool	869,203
Government National Mortgage Association	213,316
United States Treasury Bill	8,031
United States Treasury Note/Bond	260,701
United States Treasury Strip Coupon	6,518
Total Market Value of Collateral Securities	$5,100,000

Royal Bank of Canada (0.040%)

Security Description	Value
Fannie Mae Pool	$18,478,974
Fannie Mae REMICS	40,833
Freddie Mac Gold Pool	1,176,507
Freddie Mac Non Gold Pool	1,204,033
Total Market Value of Collateral Securities	$20,900,347

Societe Generale (0.050%)

Security Description	Value
Federal Home Loan Mortgage Corp	$2,361,450
Federal National Mortgage Association	23,138,567
Total Market Value of Collateral Securities	$25,500,017

The accompanying Notes to Financial Statements are an integral part of this statement.

224	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Jennison Mid Cap Growth Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	225

Portfolio of Investments (continued)

Variable Portfolio – Jennison Mid Cap Growth Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets(b)	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$167,179,598	$—	$—	$167,179,598
Consumer Staples	53,536,200	—	—	53,536,200
Energy	86,041,882	—	—	86,041,882
Financials	40,951,038	—	—	40,951,038
Health Care	132,311,017	—	—	132,311,017
Industrials	94,943,174	—	—	94,943,174
Information Technology	207,391,175	—	—	207,391,175
Materials	61,580,026	—	—	61,580,026
Telecommunication Services	54,386,877	—	—	54,386,877
Total Equity Securities	898,320,987	—	—	898,320,987
Other
Money Market Funds	19,292,908	—	—	19,292,908
Investments of Cash Collateral Received for Securities on Loan	—	216,602,716	—	216,602,716
Total Other	19,292,908	216,602,716	—	235,895,624
Total	$917,613,895	$216,602,716	$—	$1,134,216,611

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

226	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Variable Portfolio – MFS Value Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 97.9%
CONSUMER DISCRETIONARY 9.3%
Auto Components 0.9%
Johnson Controls, Inc.(a)	482,335	$15,077,792
Automobiles 0.2%
General Motors Co.(a)(b)	158,030	3,203,268
Leisure Equipment & Products 0.8%
Hasbro, Inc.(a)	457,591	14,592,577
Media 4.6%
Comcast Corp.(a)	553,760	13,046,585
Omnicom Group, Inc.(a)	451,805	20,141,467
Viacom, Inc., Class B	440,870	20,019,907
Walt Disney Co. (The)	711,758	26,690,925

Total		79,898,884
Multiline Retail 1.8%
Kohl’s Corp.	126,260	6,230,931
Target Corp.	494,310	25,318,558

Total		31,549,489
Specialty Retail 1.0%
Advance Auto Parts, Inc.(a)	134,992	9,399,493
Staples, Inc.(a)	600,355	8,338,931

Total		17,738,424
TOTAL CONSUMER DISCRETIONARY		162,060,434
CONSUMER STAPLES 13.4%
Beverages 2.8%
Diageo PLC(c)	1,371,818	29,964,545
PepsiCo, Inc.	288,830	19,163,871

Total		49,128,416
Food & Staples Retailing 1.2%
CVS Caremark Corp.	316,208	12,894,962
Walgreen Co.(a)	229,830	7,598,180

Total		20,493,142
Food Products 3.5%
General Mills, Inc.(a)	724,360	29,271,388
JM Smucker Co. (The)	22,337	1,746,083
Kellogg Co.(a)	171,419	8,668,659
Nestlé SA, Registered Shares(c)	377,319	21,691,926

Total		61,378,056
Household Products 0.4%
Procter & Gamble Co. (The)	117,371	7,829,819
Tobacco 5.5%
Altria Group, Inc.	458,274	13,587,824
Philip Morris International, Inc.	947,731	74,377,929
Reynolds American, Inc.	167,390	6,933,294

Total		94,899,047
TOTAL CONSUMER STAPLES		233,728,480
ENERGY 8.4%
Energy Equipment & Services 0.5%
Transocean Ltd.(c)	209,790	8,053,838
Oil, Gas & Consumable Fuels 7.9%
Apache Corp.	227,295	20,588,381
Chevron Corp.	369,026	39,264,366
EOG Resources, Inc.(a)	94,991	9,357,564

Issuer	Shares	Value
Common Stocks (continued)
ENERGY (cont.)
Exxon Mobil Corp.	372,115	$31,540,467
Hess Corp.	116,865	6,637,932
Occidental Petroleum Corp.	331,305	31,043,279

Total		138,431,989
TOTAL ENERGY		146,485,827
FINANCIALS 19.6%
Capital Markets 6.1%
Bank of New York Mellon Corp. (The)(a)	1,367,946	27,235,805
BlackRock, Inc.	111,985	19,960,207
Franklin Resources, Inc.	85,070	8,171,824
Goldman Sachs Group, Inc. (The)	403,661	36,503,064
State Street Corp.	347,916	14,024,494

Total		105,895,394
Commercial Banks 2.8%
PNC Financial Services Group, Inc.	236,803	13,656,429
SunTrust Banks, Inc.	123,480	2,185,596
Wells Fargo & Co.	1,223,692	33,724,952

Total		49,566,977
Diversified Financial Services 3.6%
Bank of America Corp.	2,147,172	11,938,276
JPMorgan Chase & Co.	1,297,953	43,156,937
Moody’s Corp.(a)	225,610	7,598,545

Total		62,693,758
Insurance 7.1%
ACE Ltd.(c)	186,527	13,079,273
AON Corp.	388,085	18,162,378
Chubb Corp. (The)(a)	207,509	14,363,773
MetLife, Inc.	1,026,170	31,995,981
Prudential Financial, Inc.	451,996	22,654,039
Travelers Companies, Inc. (The)(a)	380,658	22,523,534

Total		122,778,978
TOTAL FINANCIALS		340,935,107
HEALTH CARE 13.1%
Health Care Equipment & Supplies 2.9%
Becton Dickinson and Co.(a)	187,323	13,996,775
Medtronic, Inc.(a)	653,285	24,988,151
St. Jude Medical, Inc.	362,288	12,426,478

Total		51,411,404
Health Care Providers & Services 0.6%
Quest Diagnostics, Inc.(a)	178,050	10,337,583
Life Sciences Tools & Services 0.8%
Thermo Fisher Scientific, Inc.(b)	302,122	13,586,426
Pharmaceuticals 8.8%
Abbott Laboratories(a)	590,708	33,215,511
Johnson & Johnson	765,699	50,214,541
Merck & Co., Inc.(a)	300,503	11,328,963
Pfizer, Inc.	2,251,833	48,729,666
Roche Holding AG, Genusschein Shares(c)	57,559	9,755,555

Total		153,244,236
TOTAL HEALTH CARE		228,579,649

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS 15.2%
Aerospace & Defense 8.4%
Honeywell International, Inc.(a)	527,555	$28,672,614
Huntington Ingalls Industries, Inc.(a)(b)	57,300	1,792,344
Lockheed Martin Corp.(a)	757,601	61,289,921
Northrop Grumman Corp.(a)	307,260	17,968,565
United Technologies Corp.	510,396	37,304,843

Total		147,028,287
Construction & Engineering 0.2%
Fluor Corp.	50,540	2,539,635
Industrial Conglomerates 3.6%
3M Co.	326,165	26,657,466
Danaher Corp.(a)	421,638	19,833,852
Tyco International Ltd.(c)	342,610	16,003,313

Total		62,494,631
Machinery 1.8%
Eaton Corp.(a)	206,108	8,971,881
Stanley Black & Decker, Inc.(a)	340,223	22,999,075

Total		31,970,956
Professional Services 0.6%
Dun & Bradstreet Corp. (The)	131,258	9,822,036
Road & Rail 0.6%
Canadian National Railway Co.(c)	132,946	10,444,238
TOTAL INDUSTRIALS		264,299,783
INFORMATION TECHNOLOGY 10.1%
Communications Equipment 0.8%
Cisco Systems, Inc.	759,516	13,732,049
Computers & Peripherals 0.2%
Hewlett-Packard Co.	123,667	3,185,662
IT Services 5.7%
Accenture PLC, Class A(c)	636,594	33,885,899
Fiserv, Inc.(a)(b)	86,380	5,073,961
International Business Machines Corp.	199,102	36,610,876
Mastercard, Inc., Class A	28,297	10,549,687
Western Union Co. (The)(a)	779,154	14,227,352

Total		100,347,775
Semiconductors & Semiconductor Equipment 1.4%
ASML Holding NV, NY Registered Shares, ADR(a)(c)	175,320	7,326,623
Intel Corp.	683,795	16,582,029

Total		23,908,652
Software 2.0%
Oracle Corp.	1,356,697	34,799,278
TOTAL INFORMATION TECHNOLOGY		175,973,416
MATERIALS 3.0%
Chemicals 3.0%
Air Products & Chemicals, Inc.	213,205	18,162,934
PPG Industries, Inc.(a)	229,812	19,187,004
Sherwin-Williams Co. (The)	157,750	14,082,342

Total		51,432,280
TOTAL MATERIALS		51,432,280

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	227

Portfolio of Investments (continued)

Variable Portfolio – MFS Value Fund

Issuer	Shares	Value
Common Stocks (continued)
TELECOMMUNICATION SERVICES 4.1%
Diversified Telecommunication Services 2.7%
AT&T, Inc.(a)	1,583,165	$47,874,910
Wireless Telecommunication Services 1.4%
Vodafone Group PLC(c)	8,671,112	24,091,098
TOTAL TELECOMMUNICATION SERVICES		71,966,008
UTILITIES 1.7%
Electric Utilities 0.4%
PPL Corp.(a)	214,336	6,305,765
Multi-Utilities 1.3%
PG&E Corp.(a)	429,773	17,715,243
Public Service Enterprise Group, Inc.	161,918	5,344,913

Total		23,060,156
TOTAL UTILITIES		29,365,921
Total Common Stocks
(Cost: $1,607,359,089)		$1,704,826,905

Convertible Preferred Stocks 0.2%
UTILITIES 0.2%
Electric Utilities 0.2%
PPL Corp., 9.500%(b)	$48,000	$2,664,480
TOTAL UTILITIES		2,664,480
Total Convertible Preferred Stocks
(Cost: $2,469,600)		$2,664,480

	Shares	Value
Money Market Funds 1.8%
Columbia Short-Term Cash Fund, 0.141%(d)(e)	31,366,533	$31,366,533
Total Money Market Funds
(Cost: $31,366,533)		$31,366,533

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 12.4%
Asset-Backed Commercial Paper 1.1%
Atlantis One
02/01/12	0.370%	$3,998,273	$3,998,273
Cancara Asset Securitisation LLC
01/09/12	0.310%	3,998,863	3,998,863
Regency Markets No. 1 LLC
01/18/12	0.250%	3,999,167	3,999,167
Rheingold Securitization
01/23/12	0.720%	4,997,500	4,997,500
Thames Asset Global Securities
01/18/12	0.320%	1,999,467	1,999,467

Total			18,993,270
Certificates of Deposit 3.6%
ABM AMRO Bank N.V.
01/06/12	0.700%	9,998,639	9,998,639
Banque et Caisse d’Epargne de l’Etat
01/17/12	0.900%	1,498,801	1,498,801
Branch Banking & Trust Corporation
03/15/12	0.240%	3,000,000	3,000,000
DZ Bank AG
01/06/12	0.250%	9,999,514	9,999,514
Development Bank of Singapore Ltd.
01/13/12	0.310%	5,000,000	5,000,000
National Australia Bank
04/30/12	0.446%	4,000,000	4,000,000
National Bank of Canada
05/08/12	0.425%	7,000,000	7,000,000
Natixis
01/04/12	1.000%	5,000,000	5,000,000
Rabobank
03/16/12	0.530%	2,995,986	2,995,986
Skandinaviska Enskilda Banken AB
01/03/12	0.020%	5,000,000	5,000,000
Standard Chartered Bank PLC
03/30/12	0.625%	4,992,113	4,992,113
Union Bank of Switzerland
03/02/12	0.530%	5,000,000	5,000,000

Total			63,485,053
Commercial Paper 1.0%
Suncorp Metway Ltd.
02/01/12	0.500%	$4,995,486	$4,995,486
Svenska Handelsbank
03/15/12	0.501%	2,996,250	2,996,250
03/29/12	0.506%	4,993,618	4,993,618
Westpac Securities NZ Ltd.
04/20/12	0.531%	3,989,223	3,989,223

Total			16,974,577
Other Short-Term Obligations 0.3%
The Goldman Sachs Group, Inc.
02/14/12	1.196%	5,117,200	5,117,200
Repurchase Agreements 6.4%
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $20,000,056(f)
	0.100%	5,000,000	5,000,000
Natixis Financial Products, Inc.(f) dated 12/30/11, matures 01/03/12, repurchase price $5,000,028
	0.050%	5,000,000	5,000,000
repurchase price $55,000,306
	0.050%	55,000,000	55,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $16,000,249(f)
	0.140%	16,000,000	16,000,000
Royal Bank of Canada dated 12/30/11, matures 01/03/12 repurchase price $30,582,903(f)
	0.040%	30,582,767	30,582,767

Total			111,582,767
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $216,152,867)			$216,152,867
Total Investments
(Cost: $1,857,348,089)			$1,955,010,785
Other Assets & Liabilities, Net			(214,038,694)
Net Assets			$1,740,972,091

Notes to Portfolio of Investments

(a)	At December 31, 2011, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $174,296,308 or 10.01% of net assets.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$18,185,654	$266,722,670	$(253,541,791)	$ —	$ 31,366,533	$ 43,005	$31,366,533

The accompanying Notes to Financial Statements are an integral part of this statement.

228	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – MFS Value Fund

Notes to Portfolio of Investments (continued)

(f)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$3,312,540
Federal National Mortgage Association	45,587
Freddie Mac Gold Pool	1,160,553
Freddie Mac Non Gold Pool	379,220
Ginnie Mae I Pool	201,864
Ginnie Mae II Pool	236
Total Market Value of Collateral Securities	$5,100,000

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Federal Home Loan Mortgage Corp	$2,499,238
Federal National Mortgage Association	1,228,758
United States Treasury Note/Bond	1,372,045
Total Market Value of Collateral Securities	$5,100,041

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Fannie Mae Interest Strip	$10,678,338
Fannie Mae REMICS	24,182,659
Federal Home Loan Mortgage Corp	17,784,819
Federal National Mortgage Association	3,454,523
Total Market Value of Collateral Securities	$56,100,339

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$4,149,461
Fannie Mae REMICS	1,512,961
Fannie Mae Whole Loan	5,000
Fannie Mae-Aces	18,361
Federal Farm Credit Bank	140,920
Federal Home Loan Banks	158,936
Federal Home Loan Mortgage Corp	126,547
Federal National Mortgage Association	262,551
Freddie Mac Gold Pool	1,782,664
Freddie Mac Non Gold Pool	534,658
Freddie Mac Reference REMIC	43
Freddie Mac REMICS	1,206,875
Ginnie Mae I Pool	2,076,164
Ginnie Mae II Pool	2,781,450
Government National Mortgage Association	682,610
United States Treasury Bill	25,698
United States Treasury Note/Bond	834,245
United States Treasury Strip Coupon	20,857
Total Market Value of Collateral Securities	$16,320,001

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	229

Portfolio of Investments (continued)

Variable Portfolio – MFS Value Fund

Notes to Portfolio of Investments (continued)

Royal Bank of Canada (0.040%)

Security Description	Value
Fannie Mae Pool	$27,580,447
Fannie Mae REMICS	60,945
Freddie Mac Gold Pool	1,755,973
Freddie Mac Non Gold Pool	1,797,057
Total Market Value of Collateral Securities	$31,194,422

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

230	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – MFS Value Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	231

Portfolio of Investments (continued)

Variable Portfolio – MFS Value Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$162,060,434	$—	$—	$162,060,434
Consumer Staples	182,072,009	51,656,471	—	233,728,480
Energy	146,485,827	—	—	146,485,827
Financials	340,935,107	—	—	340,935,107
Health Care	218,824,094	9,755,555	—	228,579,649
Industrials	264,299,783	—	—	264,299,783
Information Technology	175,973,416	—	—	175,973,416
Materials	51,432,280	—	—	51,432,280
Telecommunication Services	47,874,910	24,091,098	—	71,966,008
Utilities	29,365,921	—	—	29,365,921
Convertible Preferred Stocks
Utilities	—	2,664,480	—	2,664,480
Total Equity Securities	1,619,323,781	88,167,604	—	1,707,491,385
Other
Money Market Funds	31,366,533	—	—	31,366,533
Investments of Cash Collateral Received for Securities on Loan	—	216,152,867	—	216,152,867
Total Other	31,366,533	216,152,867	—	247,519,400
Total	$1,650,690,314	$304,320,471	$—	$1,955,010,785

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’S website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’S Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

232	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Variable Portfolio – Marsico Growth Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 96.5%
CONSUMER DISCRETIONARY 37.7%
Distributors 0.7%
Li & Fung Ltd.(a)(b)	6,476,000	$11,932,816
Diversified Consumer Services 0.1%
Sotheby’s	91,182	2,601,423
Hotels, Restaurants & Leisure 13.9%
McDonald’s Corp.	512,280	51,397,052
Starbucks Corp.	1,210,271	55,684,569
Starwood Hotels & Resorts Worldwide, Inc.(a)	787,583	37,780,356
Wynn Resorts Ltd.(a)	416,197	45,985,607
Yum! Brands, Inc.	747,676	44,120,361

Total	234,967,945
Internet & Catalog Retail 2.9%
Priceline.com, Inc.(a)(c)	105,275	49,238,170
Media 4.1%
British Sky Broadcasting Group PLC(b)	1,640,763	18,664,869
Time Warner, Inc.(a)	1,397,294	50,498,205

Total	69,163,074
Multiline Retail 0.5%
Dollar Tree, Inc.(c)	100,501	8,352,638
Specialty Retail 8.2%
AutoZone, Inc.(c)	20,481	6,655,711
Home Depot, Inc. (The)	644,551	27,096,924
O’Reilly Automotive, Inc.(c)	260,474	20,824,896
Tiffany & Co.(a)	128,807	8,534,752
TJX Companies, Inc.(a)	1,150,962	74,294,597

Total		137,406,880
Textiles, Apparel & Luxury Goods 7.3%
Cie Financiere Richemont SA, ADR(b)	6,444,987	32,353,835
Coach, Inc.	447,159	27,294,585
Deckers Outdoor Corp.(c)	74,943	5,663,443
Lululemon Athletica, Inc.(a)(c)	71,735	3,347,155
Nike, Inc., Class B	556,750	53,653,997

Total	122,313,015
TOTAL CONSUMER DISCRETIONARY		635,975,961
CONSUMER STAPLES 4.6%
Food Products 2.6%
Mead Johnson Nutrition Co.	637,043	43,783,965
Personal Products 2.0%
Estee Lauder Companies, Inc. (The), Class A(a)	304,211	34,168,980
TOTAL CONSUMER STAPLES		77,952,945
ENERGY 8.6%
Energy Equipment & Services 4.7%
Halliburton Co.	1,308,901	45,170,174
National Oilwell Varco, Inc.	494,559	33,625,066

Total		78,795,240

Issuer	Shares	Value
Common Stocks (continued)
ENERGY (cont.)
Oil, Gas & Consumable Fuels 3.9%
Anadarko Petroleum Corp.	159,871	$12,202,953
Continental Resources, Inc.(a)(c)	96,800	6,457,528
Occidental Petroleum Corp.	513,634	48,127,506

Total		66,787,987
TOTAL ENERGY		145,583,227
FINANCIALS 2.8%
Commercial Banks 2.8%
U.S. Bancorp	1,113,219	30,112,574
Wells Fargo & Co.	607,511	16,743,003

Total		46,855,577
TOTAL FINANCIALS		46,855,577
HEALTH CARE 5.6%
Biotechnology 2.5%
Biogen Idec, Inc.(c)	375,696	41,345,345
Pharmaceuticals 3.1%
Allergan, Inc.	288,401	25,304,304
Bristol-Myers Squibb Co.(a)	768,677	27,088,177

Total		52,392,481
TOTAL HEALTH CARE		93,737,826
INDUSTRIALS 10.8%
Aerospace & Defense 2.3%
Precision Castparts Corp.(a)	238,241	39,259,734
Electrical Equipment 1.0%
Rockwell Automation, Inc.	229,409	16,831,738
Industrial Conglomerates 1.7%
Danaher Corp.	625,359	29,416,887
Machinery 2.8%
Cummins, Inc.	237,339	20,890,579
Eaton Corp.	583,404	25,395,576

Total		46,286,155
Road & Rail 3.0%
Union Pacific Corp.	477,310	50,566,222
TOTAL INDUSTRIALS		182,360,736
INFORMATION TECHNOLOGY 18.1%
Communications Equipment 1.8%
QUALCOMM, Inc.	571,510	31,261,597
Computers & Peripherals 4.0%
Apple, Inc.(c)	167,304	67,758,120
Internet Software & Services 5.9%
Baidu, Inc., ADR(b)(c)	405,656	47,246,754
Google, Inc., Class A(c)	69,625	44,970,788
Youku, Inc., ADR(a)(b)(c)	416,895	6,532,745

Total		98,750,287
IT Services 5.5%
Accenture PLC, Class A(a)(b)	708,120	$37,693,228
Cognizant Technology Solutions Corp., Class A(c)	37,920	2,438,635
Visa, Inc., Class A	514,846	52,272,314

Total		92,404,177
Software 0.9%
Check Point Software Technologies Ltd.(b)(c)	284,895	14,968,383
TOTAL INFORMATION TECHNOLOGY		305,142,564
MATERIALS 8.3%
Chemicals 8.3%
Dow Chemical Co. (The)(a)	662,071	19,041,162
Monsanto Co.	737,686	51,689,658
PPG Industries, Inc.(a)	197,491	16,488,523
Praxair, Inc.(a)	486,504	52,007,278

Total		139,226,621
TOTAL MATERIALS		139,226,621
Total Common Stocks
(Cost: $1,452,601,285)		1,626,835,457

Preferred Stocks 0.4%
FINANCIALS 0.4%
Commercial Banks 0.4%
Wells Fargo & Co., 8.000%(a)(c)	237,875	$6,762,786
TOTAL FINANCIALS		6,762,786
Total Preferred Stocks
(Cost: $6,463,064)		$6,762,786

	Shares	Value
Money Market Funds 6.0%
Columbia Short-Term Cash Fund, 0.141% (d)(e)	100,811,321	$100,811,321
Total Money Market Funds
(Cost: $100,811,321)		$100,811,321

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 14.6%
Asset-Backed Commercial Paper 2.5%
Alpine Securitization
01/10/12	0.230%	$,999,201	$4,999,201
Amsterdam Funding Corp.
01/03/12	0.320%	9,996,978	9,996,978
Atlantis One
01/05/12	0.300%	1,999,483	1,999,483
02/01/12	0.370%	4,997,842	4,997,842
Cancara Asset Securitisation LLC
01/03/12	0.320%	5,998,133	5,998,133

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	233

Portfolio of Investments (continued)

Variable Portfolio – Marsico Growth Fund

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Asset-Backed Commercial Paper (cont.)
KELLS FUNDING, LLC
01/03/12	0.380%	$3,998,565	$3,998,565
Regency Markets No. 1 LLC
01/18/12	0.250%	4,998,958	4,998,958
Windmill Funding Corp.
01/05/12	0.320%	4,998,445	4,998,445

Total			41,987,605
Certificates of Deposit 4.7%
Bank of Nova Scotia
05/03/12	0.401%	7,000,000	7,000,000
Credit Suisse
03/20/12	0.590%	5,000,000	5,000,000
Deutsche Bank AG
01/20/12	0.420%	5,000,000	5,000,000
DnB NOR ASA
03/01/12	0.450%	8,000,000	8,000,000
National Bank of Canada
05/08/12	0.425%	6,000,000	6,000,000
Natixis
01/04/12	1.000%	7,000,000	7,000,000
Nordea Bank AB
03/13/12	0.520%	5,000,000	5,000,000
Rabobank
01/20/12	0.331%	10,000,000	10,000,000
Standard Chartered Bank PLC
01/03/12	0.460%	6,000,094	6,000,094
03/30/12	0.625%	4,992,113	4,992,113
Svenska Handelsbanken
02/28/12	0.490%	5,000,000	5,000,000
United Overseas Bank Ltd.
01/09/12	0.320%	10,000,000	10,000,000

Total			78,992,207
Investments of Cash Collateral Received for Securities on Loan (continued)
Commercial Paper 3.4%
Australia and New Zealand Bank Group, Ltd.
04/25/12	0.461%	$6,983,632	$6,983,632
HSBC Bank PLC
04/13/12	0.481%	9,975,600	9,975,600
Regency Markets No. 1 LLC
01/18/12	0.250%	4,998,854	4,998,854
Skandinaviska Enskilda Banken AB
01/12/12	0.245%	7,998,367	7,998,367
Suncorp Metway Ltd.
01/18/12	0.450%	4,996,062	4,996,062
Svenska Handelsbank
03/15/12	0.501%	4,993,750	4,993,750
The Commonwealth Bank of Australia
04/23/12	0.451%	4,988,437	4,988,437
Toyota Motor Credit Corp.
04/26/12	0.562%	4,985,689	4,985,689
Westpac Securities NZ Ltd.
04/20/12	0.531%	7,978,447	7,978,447

Total			57,898,838
Other Short-Term Obligations 0.7% Natixis Financial Products LLC
01/03/12	0.390%	2,900,000	2,900,000
The Goldman Sachs Group, Inc.
01/13/12	0.550%	8,000,000	8,000,000

Total			10,900,000
Repurchase Agreements 3.3%
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $25,000,139(f)
	0.050%	25,000,000	25,000,000
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $10,000,111(f)
	0.100%	$10,000,000	$10,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $9,000,140(f)
	0.140%	9,000,000	9,000,000
Royal Bank of Canada dated 12/30/11, matures 01/03/12, repurchase price $11,698,415(f)
	0.040%	11,698,363	11,698,363

Total			55,698,363
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $245,477,013)			$245,477,013
Total Investments
(Cost: $1,805,352,683)			$1,979,886,577
Other Assets & Liabilities, Net			(295,130,432)
Net Assets			$1,684,756,145

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2011

Counterparty	Exchange Date	Currency to be delivered		Currency to be received		Unrealized appreciation	Unrealized depreciation
RBS	Jan. 4, 2012	2,196,389 (USD	)	1,426,053 (GBP	)	$18,272	$—

Notes to Portfolio of Investments

(a)	At December 31, 2011, security was partially or fully on loan.

(b)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $169,392,630 or 10.05% of net assets.

(c)	Non-income producing.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

234	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Marsico Growth Fund

Notes to Portfolio of Investments (continued)

(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$26,447,583	$836,875,960	$(762,512,222)	$—	$100,811,321	$129,389	$100,811,321

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Fannie Mae Interest Strip	$4,853,790
Fannie Mae REMICS	10,992,117
Federal Home Loan Mortgage Corp	8,084,009
Federal National Mortgage Association	1,570,238
Total Market Value of Collateral Securities	$25,500,154

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$5,051,567
Ginnie Mae I Pool	2,503,071
Ginnie Mae II Pool	2,645,362
Total Market Value of Collateral Securities	$10,200,000

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$2,334,072
Fannie Mae REMICS	851,041
Fannie Mae Whole Loan	2,813
Fannie Mae-Aces	10,328
Federal Farm Credit Bank	79,267
Federal Home Loan Banks	89,401
Federal Home Loan Mortgage Corp	71,183
Federal National Mortgage Association	147,685
Freddie Mac Gold Pool	1,002,748
Freddie Mac Non Gold Pool	300,745
Freddie Mac Reference REMIC	24
Freddie Mac REMICS	678,867
Ginnie Mae I Pool	1,167,842
Ginnie Mae II Pool	1,564,566
Government National Mortgage Association	383,968
United States Treasury Bill	14,455
United States Treasury Note/Bond	469,263
United States Treasury Strip Coupon	11,732
Total Market Value of Collateral Securities	$9,180,000

Royal Bank of Canada (0.040%)

Security Description	Value
Fannie Mae Pool	$10,549,932
Fannie Mae REMICS	23,312
Freddie Mac Gold Pool	671,686
Freddie Mac Non Gold Pool	687,401
Total Market Value of Collateral Securities	$11,932,331

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	235

Portfolio of Investments (continued)

Variable Portfolio – Marsico Growth Fund

Abbreviation Legend
ADR	American Depositary Receipt

Currency Legend
GBP	Pound Sterling
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

236	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Marsico Growth Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	237

Portfolio of Investments (continued)

Variable Portfolio – Marsico Growth Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$573,024,442	$62,951,519	$—	$635,975,961
Consumer Staples	77,952,945	—	—	77,952,945
Energy	145,583,227	—	—	145,583,227
Financials	46,855,577	—	—	46,855,577
Health Care	93,737,826	—	—	93,737,826
Industrials	182,360,736	—	—	182,360,736
Information Technology	305,142,564	—	—	305,142,564
Materials	139,226,621	—	—	139,226,621
Telecommunication Services	—	—	—	—
Preferred Stocks
Financials	6,762,786	—	—	6,762,786
Total Equity Securities	1,570,646,724	62,951,519	—	1,633,598,243
Other
Money Market Funds	100,811,321	—	—	100,811,321
Investments of Cash Collateral Received for Securities on Loan	—	245,477,013	—	245,477,013
Total Other	100,811,321	245,477,013	—	346,288,334
Investments in Securities	1,671,458,045	308,428,532	—	1,979,886,577
Derivatives(c)
Assets
Forward Foreign Currency Exchange Contracts	—	18,272	—	18,272
Total	$1,671,458,045	$308,446,804	$—	$1,979,904,849

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

238	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Variable Portfolio – Mondrian International Small Cap Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 96.2%
AUSTRALIA 7.3%
Commonwealth Property Office Fund(a)	10,093,147	$9,854,380
David Jones Ltd.(a)(b)	1,074,329	2,596,787
Monadelphous Group Ltd.(a)	251,841	5,178,080
Transfield Services Ltd.(a)	2,546,144	5,639,372

Total		23,268,619
CANADA 3.5%
Morguard Real Estate Investment Trust(a)	160,800	2,525,448
Northern Property REIT(a)	117,300	3,421,994
Pason Systems Corp.(a)(b)	437,250	5,150,429

Total		11,097,871
DENMARK 1.4%
Christian Hansen Holding A/S(a)	210,532	4,578,456
FRANCE 8.3%
Boiron SA(a)	58,689	1,520,684
Ingenico(a)(b)	38,442	1,388,125
IPSOS(a)	97,487	2,769,488
Medica SA(a)	129,819	2,184,238
Mersen(a)	97,635	2,950,603
Neopost SA(a)(b)	137,829	9,286,736
Nexans SA(a)(b)	56,281	2,920,953
Rubis(a)	61,826	3,232,740

Total		26,253,567
GERMANY 11.4%
Bilfinger Berger SE(a)	62,301	5,312,108
ElringKlinger AG(a)(b)	115,010	2,854,976
Fielmann AG(a)(b)	46,388	4,409,168
GFK SE(a)	74,250	2,943,485
MTU Aero Engines Holding AG(a)	65,189	4,171,297
QIAGEN NV(a)(b)(c)	211,636	2,917,141
Rational AG(a)(b)	10,330	2,248,768
Symrise AG(a)	355,994	9,500,570
Wincor Nixdorf AG(a)	44,837	2,003,786

Total		36,361,299
HONG KONG 3.4%
AAC Technologies Holdings, Inc.(a)	674,000	1,507,958
AMVIG Holdings Ltd.(a)	5,078,000	2,690,791
Arts Optical International Holdings(a)	778,000	211,364
ASM Pacific Technology Ltd.(a)(b)	229,900	2,574,934
Pacific Basin Shipping Ltd.(a)	9,647,000	3,851,785

Total		10,836,832
IRELAND 0.9%
Glanbia PLC(a)	495,541	2,966,263
JAPAN 11.0%
Ariake Japan Co., Ltd.(a)	129,200	2,488,186
FCC Co., Ltd.(a)(b)	279,200	5,662,433
Hogy Medical Co., Ltd.(a)	95,400	4,031,891
Horiba Ltd.(a)	117,300	3,519,069
Miraca Holdings, Inc.(a)	103,200	4,114,324
Miura Co., Ltd.(a)	78,900	2,222,280
Nifco, Inc.(a)(b)	286,600	7,965,191
Taiyo Holdings Co., Ltd.(a)	80,300	2,069,532
Ushio, Inc.(a)	200,300	2,878,858

Total		34,951,764
NETHERLANDS 4.7%
Koninklijke Boskalis Westminster NV(a)	332,671	$12,223,587
SBM Offshore NV(a)	132,491	2,729,906

Total		14,953,493
NEW ZEALAND 3.0%
Auckland International Airport Ltd.(a)	1,490,562	2,919,459
Fisher & Paykel Healthcare Corp., Ltd.(a)(b)	1,848,305	3,610,552
Sky City Entertainment Group Ltd.(a)	1,104,938	2,952,059

Total		9,482,070
NORWAY 0.6%
Farstad Shipping ASA(a)	81,090	2,047,299
SINGAPORE 11.3%
Ascendas Real Estate Investment Trust(a)	3,314,000	4,679,438
CapitaMall Trust(a)	6,473,000	8,475,071
Ezra Holdings Ltd.(a)(c)	2,294,000	1,482,397
Hyflux Ltd.(a)(b)	3,001,500	2,787,492
SATS Ltd.(a)	3,102,000	5,135,578
SIA Engineering Co., Ltd.(a)	2,233,000	5,906,369
SMRT Corp., Ltd.(a)	1,544,864	2,106,149
StarHub Ltd.(a)	2,387,000	5,355,515

Total		35,928,009
SPAIN 1.0%
Prosegur Cia de Seguridad SA, Registered Shares(a)	68,748	3,006,537
SWEDEN 0.8%
AF AB, Class B(a)(b)	165,359	2,667,061
UNITED KINGDOM 27.6%
AZ Electronic Materials SA(a)	1,198,098	4,465,551
Bodycote PLC(a)	499,630	2,039,132
Cobham PLC(a)	1,151,665	3,280,175
CPP Group PLC(a)	639,662	1,112,602
Croda International PLC(a)	347,791	9,743,754
De La Rue PLC(a)	544,686	7,541,175
Diploma PLC(a)	568,841	3,000,944
Domino Printing Sciences PLC(a)	502,259	3,993,642
Greene King PLC(a)	253,638	1,919,080
Halma PLC(a)	658,426	3,378,458
Interserve PLC(a)	459,145	2,286,758
Laird PLC(a)	1,452,165	3,477,537
Rexam PLC(a)	1,699,634	9,312,268
Rotork PLC(a)	395,679	11,859,647
Serco Group PLC(a)	316,758	2,331,725
Spectris PLC(a)	230,575	4,615,690
Spirax-Sarco Engineering PLC(a)	86,963	2,529,553
TT electronics PLC(a)	841,367	1,757,435
Ultra Electronics Holdings PLC(a)	250,436	5,748,343
Victrex PLC(a)	202,270	3,442,813

Total		87,836,282
Total Common Stocks
(Cost: $298,181,896)		$306,235,422
	Shares	Value
Money Market Funds 3.5%
Columbia Short-Term Cash Fund, 0.141%(d)(e)	11,170,216	$11,170,216
Total Money Market Funds
(Cost: $11,170,216)		$11,170,216

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 9.7%
Asset-Backed Commercial Paper 0.3%
Grampian Funding LL C
01/23/12	0.320%	$999,698	$999,698
Repurchase Agreements 9.4%
Citigroup Global Markets, Inc. dated 12/30/11, matures 01/03/12, repurchase price $1,000,006(f)
	0.050%	1,000,000	1,000,000
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $2,000,022(f)
	0.100%	2,000,000	2,000,000
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $7,000,039(f)
	0.050%	7,000,000	7,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $10,000,156(f)
	0.140%	10,000,000	10,000,000
Royal Bank of Canada dated 12/30/11, matures 01/03/12, repurchase price $10,024,245(f)
	0.040%	10,024,201	10,024,201

Total			30,024,201
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $31,023,899)			$31,023,899
Total Investments
(Cost: $340,376,011)		$348,429,537
Other Assets & Liabilities, Net			(30,040,974)
Net Assets			$318,388,563

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	239

Portfolio of Investments (continued)

Variable Portfolio – Mondrian International Small Cap Fund

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at December 31, 2011:

Industry	Percentage of Net Assets	Value
Aerospace & Defense	4.1%	$13,199,814
Auto Components	5.2	16,482,600
Chemicals	10.6	33,800,676
Commercial Services & Supplies	6.2	19,631,413
Communications Equipment	0.5	1,507,958
Computers & Peripherals	0.6	2,003,787
Construction & Engineering	7.8	25,000,533
Containers & Packaging	3.8	12,003,058
Electrical Equipment	2.7	8,750,413
Electrical Equipment, Instruments & Components	7.9	25,130,900
Energy Equipment & Services	3.6	11,410,033
Food Products	1.7	5,454,449
Gas Utilities	1.0	3,232,740
Health Care Equipment & Supplies	2.4	7,642,442
Health Care Providers & Services	2.0	6,298,562
Hotels, Restaurants & Leisure	1.5	4,871,139
Life Sciences Tools & Services	0.9	2,917,141
Machinery	6.6	20,899,379
Marine	1.2	3,851,785
Media	1.8	5,712,973
Multiline Retail	0.8	2,596,787
Office Electronics	2.9	9,286,736
Pharmaceuticals	0.5	1,520,684
Professional Services	0.8	2,667,061
Real Estate Investment Trust (REITs)	9.1	28,956,331
Road & Rail	0.7	2,106,149
Semiconductors & Semiconductor Equipment	0.8	2,574,934
Specialty Retail	1.4	4,409,168
Textiles, Apparel & Luxury Goods	0.1	211,364
Transportation Infrastructure	4.4	13,961,406
Water Utilities	0.9	2,787,492
Wireless Telecommunication Services	1.7	5,355,515
Other(1)	13.2	42,194,115
Total		$348,429,537

(1)	Includes Cash Equivalents.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 30, 2011
Counterparty	Exchange date	Currency to be delivered		Currency to be received		Unrealized appreciation	Unrealized depreciation
J.P. Morgan Securities Inc.	Jan. 31, 2012	5,226,500 (AUD	)	5,522,644 (USD	)	$194,951	$—
J.P. Morgan Securities Inc.	Jan. 31, 2012	2,838,000 (AUD	)	2,886,814 (USD	)	—	(6,135)
J.P. Morgan Securities Inc.	Jan. 31, 2012	4,113,500 (NZD	)	3,171,216 (USD	)	—	(24,254)
Total						$194,951	$(30,389)

The accompanying Notes to Financial Statements are an integral part of this statement.

240	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Mondrian International Small Cap Fund

Notes to Portfolio of Investments

(a)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $306,235,422 or 96.18% of net assets.

(b)	At December 31, 2011, security was partially or fully on loan.

(c)	Non-income producing.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$6,249,441	$84,359,093	$(79,438,318)	$—	$11,170,216	$14,658	$11,170,216

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$631,191
Freddie Mac REMICS	310,725
Government National Mortgage Association	78,084
Total Market Value of Collateral Securities	$1,020,000

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$1,325,016
Federal National Mortgage Association	18,235
Freddie Mac Gold Pool	464,221
Freddie Mac Non Gold Pool	151,687
Ginnie Mae I Pool	80,746
Ginnie Mae II Pool	95
Total Market Value of Collateral Securities	$2,040,000

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Fannie Mae Interest Strip	$1,359,061
Fannie Mae REMICS	3,077,793
Federal Home Loan Mortgage Corp	2,263,522
Federal National Mortgage Association	439,667
Total Market Value of Collateral Securities	$7,140,043

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	241

Portfolio of Investments (continued)

Variable Portfolio – Mondrian International Small Cap Fund

Notes to Portfolio of Investments (continued)

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$2,593,413
Fannie Mae REMICS	945,601
Fannie Mae Whole Loan	3,125
Fannie Mae-Aces	11,475
Federal Farm Credit Bank	88,075
Federal Home Loan Banks	99,335
Federal Home Loan Mortgage Corp	79,092
Federal National Mortgage Association	164,094
Freddie Mac Gold Pool	1,114,165
Freddie Mac Non Gold Pool	334,161
Freddie Mac Reference REMIC	27
Freddie Mac REMICS	754,297
Ginnie Mae I Pool	1,297,603
Ginnie Mae II Pool	1,738,407
Government National Mortgage Association	426,631
United States Treasury Bill	16,061
United States Treasury Note/Bond	521,403
United States Treasury Strip Coupon	13,035
Total Market Value of Collateral Securities	$10,200,000

Royal Bank of Canada (0.040%)

Security Description	Value
Fannie Mae Pool	$9,040,122
Fannie Mae REMICS	19,976
Freddie Mac Gold Pool	575,560
Freddie Mac Non Gold Pool	589,027
Total Market Value of Collateral Securities	$10,224,685

Currency Legend
AUD	Australian Dollar
NZD	New Zealand Dollar
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

242	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Mondrian International Small Cap Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	243

Portfolio of Investments (continued)

Variable Portfolio – Mondrian International Small Cap Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$—	$34,284,031	$—	$34,284,031
Consumer Staples	—	5,454,449	—	5,454,449
Energy	5,150,429	6,259,603	—	11,410,032
Financials	5,947,441	23,008,889	—	28,956,330
Health Care	—	18,378,830	—	18,378,830
Industrials	—	110,067,952	—	110,067,952
Information Technology	—	40,504,315	—	40,504,315
Materials	—	45,803,735	—	45,803,735
Telecommunication Services	—	5,355,515	—	5,355,515
Utilities	—	6,020,233	—	6,020,233
Total Equity Securities	11,097,870	295,137,552	—	306,235,422
Other
Money Market Funds	11,170,216	—	—	11,170,216
Investments of Cash Collateral Received for Securities on Loan	—	31,023,899	—	31,023,899
Total Other	11,170,216	31,023,899	—	42,194,115
Investments in Securities	22,268,086	326,161,451	—	348,429,537
Derivatives(c)
Assets
Forward Foreign Currency Exchange Contracts	—	194,951	—	194,951
Liabilities
Forward Foreign Currency Exchange Contracts	—	(30,389)	—	(30,389)
Total	$22,268,086	$326,326,013	$—	$348,594,099

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

244	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Mondrian International Small Cap Fund

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	245

Portfolio of Investments

Variable Portfolio – Morgan Stanley Global Real Estate Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 96.0%
AUSTRALIA 7.9%
CFS Retail Property Trust(a)	1,239,749	$2,134,716
Commonwealth Property Office Fund(a)	452,524	441,819
Dexus Property Group(a)(b)	2,412,497	2,044,504
Goodman Group(a)	3,834,422	2,229,457
GPT Group(a)	1,365,755	4,280,653
Mirvac Group(a)	1,261,106	1,519,425
Stockland(a)(b)	968,167	3,162,801
Westfield Group(a)(b)	1,381,629	11,023,175
Westfield Retail Trust(a)	1,937,055	4,936,583

Total		31,773,133
AUSTRIA —%
Conwert Immobilien Invest SE(a)(b)	10,554	116,745
BELGIUM 0.1%
Befimmo SCA Sicafi(a)	2,713	176,548
Cofinimmo(a)	923	108,493

Total		285,041
BRAZIL 0.4%
BR Malls Participacoes SA(a)	30,600	297,264
BR Properties SA(a)	87,400	866,854
Iguatemi Empresa de Shopping Centers SA(a)	29,600	550,026

Total		1,714,144
CANADA 3.0%
Boardwalk Real Estate Investment Trust(a)(b)	29,930	1,481,884
Brookfield Office Properties Canada(a)	10,989	262,334
Brookfield Office Properties, Inc.(a)	376,627	5,890,446
Calloway Real Estate Investment Trust(a)	10,234	268,922
Extendicare Real Estate Investment Trust(a)	36,570	305,124
RioCan Real Estate Investment Trust(a)(b)	149,210	3,871,038

Total		12,079,748
CHINA 0.6%
Guangzhou R&F Properties Co., Ltd., Class H(a)(b)	3,341,200	2,629,699
FINLAND 0.3%
Citycon OYJ(a)	142,039	424,657
Sponda OYJ(a)	196,496	793,463

Total		1,218,120
FRANCE 3.7%
Fonciere Des Regions(a)	16,188	1,039,186
Gecina SA(a)	11,032	928,081
ICADE(a)(b)	14,420	1,134,529
Klepierre(a)	87,905	2,507,515
Mercialys SA(a)	10,544	339,800
Societe de la Tour Eiffel(a)	4,526	225,114
Societe Immobiliere de Location pour l’Industrie et le Commerce(a)(b)	4,891	474,320
Unibail-Rodamco SE(a)	45,344	8,151,554

Total		14,800,099

Issuer	Shares	Value
Common Stocks (continued)
GERMANY 0.4%
Alstria Office REIT AG(a)	88,869	$1,057,712
Deutsche Euroshop AG(a)	9,365	300,592
Prime Office REIT-AG(a)(b)(c)	77,649	436,862

Total		1,795,166
HONG KONG 18.4%
China Overseas Land & Investment Ltd.(a)(b)	4,466,000	7,411,698
China Resources Land Ltd.(a)(b)	4,092,000	6,545,349
Hang Lung Properties Ltd.(a)	1,312,000	3,724,224
Henderson Land Development Co., Ltd.(a)	647,837	3,209,223
Hongkong Land Holdings Ltd.(a)	2,469,000	11,190,474
Hysan Development Co., Ltd.(a)	1,334,491	4,369,865
Kerry Properties Ltd.(a)	1,585,000	5,237,388
Link REIT (The)(a)	318,000	1,169,507
New World Development Co., Ltd.(a)(b)	1,644,111	1,320,117
Sino Land Co., Ltd.(a)(b)	437,433	621,605
Sun Hung Kai Properties Ltd.(a)	1,925,000	24,056,565
Swire Pacific Ltd., Class A(a)	50,000	602,427
Wharf Holdings Ltd.(a)(b)	1,069,466	4,820,806

Total		74,279,248
ITALY 0.2%
Beni Stabili SpA(a)	2,293,627	1,024,374
JAPAN 8.4%
Japan Real Estate Investment Corp.(a)	200	1,557,128
Mitsubishi Estate Co., Ltd.(a)	819,000	12,212,444
Mitsui Fudosan Co., Ltd.(a)	760,000	11,082,098
Nippon Building Fund, Inc.(a)(b)	161	1,317,612
NTT Urban Development Corp.(a)	194	131,931
Sumitomo Realty & Development Co., Ltd.(a)	435,000	7,600,417

Total		33,901,630
NETHERLANDS 1.1%
Corio NV(a)	50,748	2,207,197
Eurocommercial Properties NV(a)	52,744	1,674,515
VastNed Retail NV(a)	863	38,646
Wereldhave NV(a)	9,388	623,438

Total		4,543,796
NORWAY 0.1%
Norwegian Property ASA(a)	164,503	202,436
SINGAPORE 1.6%
CapitaCommercial Trust(a)	369,000	300,297
CapitaLand Ltd.(a)	2,129,000	3,623,234
CapitaMall Trust(a)	138,000	180,683
CapitaMalls Asia Ltd.(a)	274,000	238,623
City Developments Ltd.(a)	188,000	1,288,398
Keppel Land Ltd.(a)	259,000	442,726
Suntec Real Estate Investment Trust(a)	418,000	346,728

Total		6,420,689
SWEDEN 0.6%
Atrium Ljungberg AB, Class B(a)(b)	43,876	467,000
Castellum AB(a)	18,708	231,877
Fabege AB(a)	28,033	219,554
Hufvudstaden AB, Class A(a)	143,850	1,464,199

Total		2,382,630

Issuer	Shares	Value
Common Stocks (continued)
SWITZERLAND 0.8%
PSP Swiss Property AG(a)(c)	32,155	$2,690,709
Swiss Prime Site AG(a)(c)	7,708	578,941

Total		3,269,650
UNITED KINGDOM 6.3%
Atrium European Real Estate Ltd.(a)	84,839	382,421
Big Yellow Group PLC(a)	316,000	1,203,805
British Land Co. PLC(a)	436,618	3,136,063
Capital & Counties Properties PLC(a)	149,537	428,698
Capital & Regional PLC(a)(c)	974,813	480,658
Capital Shopping Centres Group PLC(a)	271,695	1,317,726
Derwent London PLC(a)	42,854	1,038,215
Development Securities PLC(a)	106,724	248,614
Grainger PLC(a)	528,034	877,439
Great Portland Estates PLC(a)	140,811	706,335
Hammerson PLC(a)	609,766	3,409,080
Land Securities Group PLC(a)	488,027	4,816,492
London & Stamford Property P(a)	100,800	169,066
LXB Retail Properties PLC(a)(c)	794,380	1,286,103
Metric Property Investments PLC(a)	372,206	491,331
Quintain Estates & Development PLC(a)(c)	840,190	492,568
Safestore Holdings PLC(a)	671,952	1,043,542
Segro PLC(a)	377,721	1,223,063
Shaftesbury PLC(a)	50,970	369,819
St. Modwen Properties PLC(a)	552,600	969,752
Unite Group PLC(a)	521,738	1,361,235

Total		25,452,025
UNITED STATES 42.1%
Acadia Realty Trust	83,270	1,677,058
American Campus Communities, Inc.	4,130	173,295
Apartment Investment & Management Co., Class A	243,472	5,577,943
Ashford Hospitality Trust, Inc.	91,830	734,640
Assisted Living Concepts, Inc., Class A(b)	85,090	1,266,990
AvalonBay Communities, Inc.	41,638	5,437,923
BioMed Realty Trust, Inc.(b)	13,548	244,948
Boston Properties, Inc.	82,065	8,173,674
BRE Properties, Inc.	33,913	1,711,928
Camden Property Trust	49,136	3,058,225
CommonWealth REIT	43,011	715,703
Coresite Realty Corp.	37,300	664,686
Cousins Properties, Inc.	247,404	1,585,860
DCT Industrial Trust, Inc.(b)	329,248	1,685,750
Digital Realty Trust, Inc.(b)	15,803	1,053,586
Douglas Emmett, Inc.(b)	46,878	855,055
Equity Lifestyle Properties, Inc.	48,648	3,244,335
Equity Residential	259,223	14,783,488
Federal Realty Investment Trust	22,581	2,049,226
Forest City Enterprises, Inc., Class A(c)	540,493	6,388,627
General Growth Properties, Inc.	596,450	8,958,679
HCP, Inc.	196,775	8,152,388
Health Care REIT, Inc.	29,290	1,597,184
Healthcare Realty Trust, Inc.	214,788	3,992,909
Host Hotels & Resorts, Inc.(b)	753,405	11,127,792
Hudson Pacific Properties, Inc.(b)	52,470	742,975
Lexington Realty Trust(b)	16,013	119,937
Liberty Property Trust(b)	27,481	848,613
Mack-Cali Realty Corp.	115,385	3,079,626
Omega Healthcare Investors, Inc.	51,440	995,364

The accompanying Notes to Financial Statements are an integral part of this statement.

246	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Morgan Stanley Global Real Estate Fund

Issuer	Shares	Value
Common Stocks (continued)
UNITED STATES (cont.)
Parkway Properties, Inc.	1,830	$18,044
ProLogis, Inc.	148,840	4,255,336
PS Business Parks, Inc.	9,343	517,882
Public Storage	57,235	7,695,818
Regency Centers Corp.	229,308	8,626,567
Retail Opportunity Investments Corp.(b)	97,155	1,150,315
Senior Housing Properties Trust	147,875	3,318,315
Simon Property Group, Inc.	161,753	20,856,432
SL Green Realty Corp.	2,840	189,258
Sovran Self Storage, Inc.(b)	8,270	352,881
STAG Industrial, Inc.	24,850	285,029
Starwood Hotels & Resorts Worldwide, Inc.	209,523	10,050,818
Starwood Property Trust, Inc.	101,840	1,885,058
Vornado Realty Trust	125,098	9,615,032
Winthrop Realty Trust(b)	48,470	492,940

Total		170,008,132
Total Common Stocks
(Cost: $382,910,717)		$387,896,505
	Shares	Value
Money Market Funds 3.4%
Columbia Short-Term Cash Fund, 0.141%(d)(e)	13,765,000	$13,765,000
Total Money Market Funds
(Cost: $13,765,000)		$13,765,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 7.0%
Certificates of Deposit 0.2%
Standard Chartered Bank PLC
03/05/12	0.630%	$1,000,000	$1,000,000
Repurchase Agreements 6.8%
Citigroup Global Markets, Inc. dated 12/30/11, matures 01/03/12, repurchase price $10,000,056(f)
	0.050%	10,000,000	10,000,000
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $8,000,089(f)
	0.100%	8,000,000	8,000,000
Repurchase Agreements (cont.)
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $1,000,016(f)
	0.140%	$1,000,000	$1,000,000
Royal Bank of Canada dated 12/30/11, matures 01/03/12, repurchase price $8,315,598(f)
	0.040%	8,315,561	8,315,561

Total			27,315,561
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $28,315,561)			$28,315,561
Total Investments
(Cost: $424,991,278)			$429,977,066
Other Assets & Liabilities, Net			(25,809,356)
Net Assets			$404,167,710

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at December 31, 2011:

Industry	Percentage of Net Assets	Value
Health Care Providers & Services	0.3%	$1,266,990
Hotels, Restaurants & Leisure	2.5	10,050,818
Real Estate Investment Trusts (REITs)	58.1	234,728,103
Real Estate Management & Development	35.1	141,850,594
Other(1)	10.4	42,080,561
Total		$429,977,066

(1)	Includes Cash Equivalents

Notes to Portfolio of Investments

(a)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $217,888,373 or 53.91% of net assets.

(b)	At December 31, 2011, security was partially or fully on loan.

(c)	Non-income producing.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$7,978,394	$94,231,914	$(88,445,308)	$—	$13,765,000	$19,914	$13,765,000

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	247

Portfolio of Investments (continued)

Variable Portfolio – Morgan Stanley Global Real Estate Fund

Notes to Portfolio of Investments (continued)

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.050%)
Security Description	Value
Fannie Mae REMICS	$6,311,911
Freddie Mac REMICS	3,107,248
Government National Mortgage Association	780,841
Total Market Value of Collateral Securities	$10,200,000

Nomura Securities (0.100%)
Security Description	Value
Fannie Mae Pool	$4,041,253
Ginnie Mae I Pool	2,002,457
Ginnie Mae II Pool	2,116,290
Total Market Value of Collateral Securities	$8,160,000

Pershing LLC (0.140%)
Security Description	Value
Fannie Mae Pool	$259,341
Fannie Mae REMICS	94,560
Fannie Mae Whole Loan	313
Fannie Mae-Aces	1,148
Federal Farm Credit Bank	8,808
Federal Home Loan Banks	9,933
Federal Home Loan Mortgage Corp	7,909
Federal National Mortgage Association	16,409
Freddie Mac Gold Pool	111,416
Freddie Mac Non Gold Pool	33,416
Freddie Mac Reference REMIC	3
Freddie Mac REMICS	75,430
Ginnie Mae I Pool	129,760
Ginnie Mae II Pool	173,841
Government National Mortgage Association	42,663
United States Treasury Bill	1,606
United States Treasury Note/Bond	52,140
United States Treasury Strip Coupon	1,304
Total Market Value of Collateral Securities	$1,020,000

Royal Bank of Canada (0.040%)
Security Description	Value
Fannie Mae Pool	$7,499,220
Fannie Mae REMICS	16,571
Freddie Mac Gold Pool	477,455
Freddie Mac Non Gold Pool	488,626
Total Market Value of Collateral Securities	$8,481,872

The accompanying Notes to Financial Statements are an integral part of this statement.

248	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Morgan Stanley Global Real Estate Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	249

Portfolio of Investments (continued)

Variable Portfolio – Morgan Stanley Global Real Estate Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$10,050,818	$—	$—	$10,050,818
Financials	172,484,216	204,094,481	—	376,578,697
Health Care	1,266,990	—	—	1,266,990
Total Equity Securities	183,802,024	204,094,481	—	387,896,505
Other
Money Market Funds	13,765,000	—	—	13,765,000
Investments of Cash Collateral Received for Securities on Loan	—	28,315,561	—	28,315,561
Total Other	13,765,000	28,315,561	—	42,080,561
Total	$197,567,024	$232,410,042	$—	$429,977,066

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

250	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Variable Portfolio – NFJ Dividend Value Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 96.6%
CONSUMER DISCRETIONARY 5.5%
Household Durables 1.7%
Whirlpool Corp.(a)	607,200	$28,811,640
Leisure Equipment & Products 1.7%
Mattel, Inc.	1,088,900	30,227,864
Media 2.1%
Time Warner, Inc.	1,024,300	37,018,202
TOTAL CONSUMER DISCRETIONARY		96,057,706
CONSUMER STAPLES 8.1%
Beverages 2.0%
PepsiCo, Inc.	528,800	35,085,880
Food & Staples Retailing 2.0%
Wal-Mart Stores, Inc.	597,900	35,730,504
Household Products 1.8%
Kimberly-Clark Corp.	426,600	31,380,696
Tobacco 2.3%
Reynolds American, Inc.	966,600	40,036,572
TOTAL CONSUMER STAPLES		142,233,652
ENERGY 17.9%
Energy Equipment & Services 2.3%
Diamond Offshore Drilling, Inc.(a)	152,700	8,438,202
Ensco PLC, ADR(b)	666,400	31,267,488

Total		39,705,690
Oil, Gas & Consumable Fuels 15.6%
Chesapeake Energy Corp.	1,144,400	25,508,676
Chevron Corp.	346,600	36,878,240
ConocoPhillips	952,500	69,408,675
Marathon Oil Corp.	1,391,300	40,723,351
Royal Dutch Shell PLC, ADR(b)	520,300	38,028,727
Total SA, ADR(a)(b)	1,258,100	64,301,491

Total		274,849,160
TOTAL ENERGY		314,554,850
FINANCIALS 17.4%
Commercial Banks 4.1%
PNC Financial Services Group, Inc.	649,600	37,462,432
Wells Fargo & Co.	1,285,600	35,431,136

Total		72,893,568
Diversified Financial Services 4.3%
JPMorgan Chase & Co.	2,284,700	75,966,275
Insurance 5.7%
Allstate Corp. (The)	1,134,300	31,091,163
MetLife, Inc.	901,100	28,096,298
Travelers Companies, Inc. (The)	679,300	40,194,181

Total		99,381,642
Real Estate Investment Trusts (REITs) 1.6%
Annaly Capital Management, Inc. (a)	1,737,300	27,727,308

Issuer	Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance 1.7%
Hudson City Bancorp, Inc. (a)	4,789,700	$29,935,625
TOTAL FINANCIALS		305,904,418
HEALTH CARE 12.3%
Health Care Equipment & Supplies 2.3%
Medtronic, Inc.	1,063,700	40,686,525
Pharmaceuticals 10.0%
Eli Lilly & Co.	857,500	35,637,700
GlaxoSmithKline PLC, ADR(a)(b)	733,700	33,478,731
Johnson & Johnson	512,200	33,590,076
Pfizer, Inc.	1,641,900	35,530,716
Sanofi, ADR(a)(b)	1,023,100	37,384,074

Total		175,621,297
TOTAL HEALTH CARE		216,307,822
INDUSTRIALS 9.8%
Aerospace & Defense 4.2%
Lockheed Martin Corp.(a)	463,800	37,521,420
Northrop Grumman Corp.(a)	602,500	35,234,200

Total		72,755,620
Commercial Services & Supplies 3.6%
Pitney Bowes, Inc.(a)	1,743,200	32,318,928
RR Donnelley & Sons Co.(a)	2,166,900	31,268,367

Total		63,587,295
Industrial Conglomerates 2.0%
General Electric Co.	1,970,000	35,282,700
TOTAL INDUSTRIALS		171,625,615
INFORMATION TECHNOLOGY 11.3%
Communications Equipment 1.8%
Harris Corp.(a)	861,800	31,059,272
IT Services 1.7%
International Business Machines Corp.	166,800	30,671,184
Office Electronics 2.0%
Xerox Corp.	4,326,700	34,440,532
Semiconductors & Semiconductor Equipment 3.8%
Intel Corp.	2,765,600	67,065,800
Software 2.0%
Microsoft Corp.	1,354,300	35,157,628
TOTAL INFORMATION TECHNOLOGY		198,394,416
MATERIALS 8.2%
Chemicals 1.8%
Eastman Chemical Co.	805,500	31,462,830
Metals & Mining 2.2%
Freeport-McMoRan Copper & Gold, Inc.	1,054,600	38,798,734
Paper & Forest Products 4.2%
International Paper Co. (a)	2,516,400	74,485,440
TOTAL MATERIALS		144,747,004

Issuer	Shares	Value
Common Stocks (continued)
TELECOMMUNICATION SERVICES 2.0%
Diversified Telecommunication Services 2.0%
AT&T, Inc.	1,155,700	$34,948,368
TOTAL TELECOMMUNICATION SERVICES		34,948,368
UTILITIES 4.1%
Electric Utilities 2.1%
Edison International	876,800	36,299,520
Multi-Utilities 2.0%
Ameren Corp.	1,050,100	34,789,813
TOTAL UTILITIES		71,089,333
Total Common Stocks
(Cost: $1,607,698,725)		$1,695,863,184
	Shares	Value
Money Market Funds 3.3%
Columbia Short-Term Cash Fund, 0.141%(c)(d)	57,698,139	$57,698,139
Total Money Market Funds
(Cost: $57,698,139)		$57,698,139

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 15.2%
Asset-Backed Commercial Paper 2.7%
Alpine Securitization
01/10/12	0.230%	$4,999,201	$4,999,201
Argento Variable Funding Company LLC
01/13/12	0.310%	5,998,347	5,998,347
Atlantis One
01/17/12	0.310%	6,997,950	6,997,950
02/01/12	0.370%	4,997,842	4,997,842
Cancara Asset Securitisation LLC
01/03/12	0.320%	3,998,756	3,998,756
01/09/12	0.310%	4,998,493	4,998,493
01/09/12	0.310%	4,998,579	4,998,579
Grampian Funding LLC
01/23/12	0.320%	4,998,489	4,998,489
KELLS FUNDING, LLC
01/03/12	0.380%	4,998,206	4,998,206

Total			46,985,863
Certificates of Deposit 7.2%
Bank of Montreal
02/29/12	0.350%	5,000,000	5,000,000
Bank of Nova Scotia
05/03/12	0.401%	9,000,000	9,000,000
Banque et Caisse d’Epargne de l’Etat
01/17/12	0.900%	1,498,801	1,498,801
Canadian Imperial Bank
03/21/12	0.333%	10,003,136	10,003,136
Credit Suisse
02/24/12	0.500%	5,000,000	5,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	251

Portfolio of Investments (continued)

Variable Portfolio – NFJ Dividend Value Fund

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (cont.)
Deutsche Bank AG
01/20/12	0.420%	$10,000,000	$10,000,000
Development Bank of Singapore Ltd.
01/13/12	0.310%	10,000,000	10,000,000
DnB NOR ASA
03/01/12	0.450%	5,000,000	5,000,000
03/15/12	0.520%	5,000,000	5,000,000
Landeskreditbank Baden-Wuerttemberg—Foerderbank
01/09/12	0.560%	10,000,000	10,000,000
National Australia Bank
04/30/12	0.446%	5,000,000	5,000,000
National Bank of Canada
05/08/12	0.425%	8,000,000	8,000,000
Nordea Bank AB
03/13/12	0.520%	5,000,000	5,000,000
Rabobank
01/20/12	0.331%	5,000,000	5,000,000
Standard Chartered Bank PLC
01/03/12	0.460%	5,000,078	5,000,078
03/30/12	0.625%	4,992,113	4,992,113
Svenska Handelsbanken
03/01/12	0.460%	9,000,000	9,000,000
Union Bank of Switzerland
03/02/12	0.530%	5,000,000	5,000,000
Certificates of Deposit (cont.)
United Overseas Bank Ltd.
01/12/12	0.320%	$10,000,000	$10,000,000

Total			127,494,128
Commercial Paper 3.9%
Australia and New Zealand Bank Group, Ltd.
04/25/12	0.461%	6,983,632	6,983,632
ERSTE ABWICKLUNGSANSTALT
01/20/12	0.530%	4,997,350	4,997,350
HSBC Bank PLC
04/13/12	0.481%	5,985,360	5,985,360
Nordea Bank AB
01/17/12	0.360%	4,995,950	4,995,950
Regency Markets No. 1 LLC
01/18/12	0.250%	4,998,854	4,998,854
Skandinaviska Enskilda Banken AB
01/12/12	0.245%	4,998,979	4,998,979
Suncorp Metway Ltd.
02/01/12	0.500%	9,990,972	9,990,972
02/08/12	0.500%	4,995,694	4,995,694
The Commonwealth Bank of Australia
04/23/12	0.451%	4,988,437	4,988,437
Toyota Motor Credit Corp.
04/26/12	0.562%	5,982,827	5,982,827
Commercial Paper (cont.)
Westpac Securities NZ Ltd.
03/02/12	0.441%	$9,977,756	$9,977,756

Total			68,895,811
Other Short-Term Obligations 0.1%
Natixis Financial Products LLC
01/03/12	0.390%	1,000,000	1,000,000
Repurchase Agreements 1.3%
Pershing LLC dated 12/30/11, matures 01/03/12 repurchase price $5,000,078,(e)
	0.140%	5,000,000	5,000,000
Royal Bank of Canada dated 12/30/11, matures 01/03/12 repurchase price $17,718,294(e)
	0.040%	17,718,215	17,718,215

Total			22,718,215
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $267,094,017)			$267,094,017
Total Investments
(Cost: $1,932,490,881)			$2,020,655,340
Other Assets & Liabilities, Net			(264,555,095)
Net Assets			$1,756,100,245

Notes to Portfolio of Investments

(a)	At December 31, 2011, security was partially or fully on loan.

(b)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $204,460,511 or 11.64% of net assets.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(d)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$77,230,081	$410,599,559	$(430,131,501)	$—	$57,698,139	$153,119	$57,698,139

The accompanying Notes to Financial Statements are an integral part of this statement.

252	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – NFJ Dividend Value Fund

Notes to Portfolio of Investments (continued)

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$1,296,707
Fannie Mae REMICS	472,800
Fannie Mae Whole Loan	1,563
Fannie Mae-Aces	5,738
Federal Farm Credit Bank	44,037
Federal Home Loan Banks	49,667
Federal Home Loan Mortgage Corp	39,546
Federal National Mortgage Association	82,047
Freddie Mac Gold Pool	557,082
Freddie Mac Non Gold Pool	167,081
Freddie Mac Reference REMIC	13
Freddie Mac REMICS	377,149
Ginnie Mae I Pool	648,801
Ginnie Mae II Pool	869,203
Government National Mortgage Association	213,316
United States Treasury Bill	8,031
United States Treasury Note/Bond	260,701
United States Treasury Strip Coupon	6,518
Total Market Value of Collateral Securities	$5,100,000

Royal Bank of Canada (0.040%)

Security Description	Value
Fannie Mae Pool	$15,978,813
Fannie Mae REMICS	35,308
Freddie Mac Gold Pool	1,017,328
Freddie Mac Non Gold Pool	1,041,130
Total Market Value of Collateral Securities	$18,072,579

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	253

Portfolio of Investments (continued)

Variable Portfolio – NFJ Dividend Value Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund use sprices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

254	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – NFJ Dividend Value Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$96,057,706	$—	$—	$96,057,706
Consumer Staples	142,233,652	—	—	142,233,652
Energy	314,554,850	—	—	314,554,850
Financials	305,904,418	—	—	305,904,418
Health Care	216,307,822	—	—	216,307,822
Industrials	171,625,615	—	—	171,625,615
Information Technology	198,394,416	—	—	198,394,416
Materials	144,747,004	—	—	144,747,004
Telecommunication Services	34,948,368	—	—	34,948,368
Utilities	71,089,333	—	—	71,089,333
Total Equity Securities	1,695,863,184	—	—	1,695,863,184
Other
Money Market Funds	57,698,139	—	—	57,698,139
Investments of Cash Collateral Received for Securities on Loan	—	267,094,017	—	267,094,017
Total Other	57,698,139	267,094,017	—	324,792,156
Total	$1,753,561,323	$267,094,017	$—	$2,020,655,340

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters. of each fiscal year on Form N-Q:

(ii)	The Fund’s Forms N-Q are avaliable on the SEC’s website at www.sec.com;

(iii)	The Funds Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330): and

(iv)	The Funds’s complete schedule of portfolio holdings, as filed on Form N-Q can be obtained without change, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	255

Portfolio of Investments

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 96.5%
CONSUMER DISCRETIONARY 13.0%
Auto Components 1.2%
BorgWarner, Inc.(a)(b)	308,900	$19,689,285
Hotels, Restaurants & Leisure 5.2%
Ctrip.com International Ltd., ADR(a)(b)(c)	545,900	12,774,060
Las Vegas Sands Corp.(b)	722,900	30,889,517
Starbucks Corp.	551,400	25,369,914
Yum! Brands, Inc.	317,400	18,729,774

Total		87,763,265
Internet & Catalog Retail 3.7%
Amazon.com, Inc.(b)	157,800	27,315,180
priceline.com, Inc.(a)(b)	74,200	34,704,082

Total		62,019,262
Specialty Retail 1.6%
Abercrombie & Fitch Co., Class A(a)	176,000	8,595,840
O’Reilly Automotive, Inc.(b)	220,300	17,612,985

Total		26,208,825
Textiles, Apparel & Luxury Goods 1.3%
Ralph Lauren Corp.(a)	164,100	22,658,928
TOTAL CONSUMER DISCRETIONARY		218,339,565
CONSUMER STAPLES 3.4%
Food & Staples Retailing 1.2%
Costco Wholesale Corp.	237,800	19,813,496
Food Products 1.0%
General Mills, Inc.	404,500	16,345,845
Personal Products 1.2%
Estee Lauder Companies, Inc. (The), Class A(a)	177,700	19,959,264
TOTAL CONSUMER STAPLES		56,118,605
ENERGY 9.2%
Energy Equipment & Services 4.9%
FMC Technologies, Inc.(a)(b)	770,400	40,237,992
Schlumberger Ltd.(c)	599,800	40,972,338

Total		81,210,330
Oil, Gas & Consumable Fuels 4.3%
Concho Resources, Inc.(a)(b)	336,000	31,500,000
Occidental Petroleum Corp.	372,500	34,903,250
Peabody Energy Corp.	178,700	5,916,757

Total		72,320,007
TOTAL ENERGY		153,530,337
FINANCIALS 5.3%
Capital Markets 2.1%
Franklin Resources, Inc.	240,200	23,073,612
TD Ameritrade Holding Corp.	818,700	12,812,655

Total		35,886,267
Diversified Financial Services 3.2%
CME Group, Inc.	58,800	14,327,796
IntercontinentalExchange, Inc.(b)	172,800	20,831,040
JPMorgan Chase & Co.	538,400	17,901,800

Total		53,060,636
TOTAL FINANCIALS		88,946,903
HEALTH CARE 13.5%
Biotechnology 2.4%
Biogen Idec, Inc.(b)	149,100	$16,408,455
Celgene Corp.(a)(b)	359,300	24,288,680

Total		40,697,135
Health Care Equipment & Supplies 3.6%
Edwards Lifesciences Corp.(b)	310,100	21,924,070
Intuitive Surgical, Inc.(b)	41,700	19,307,517
Varian Medical Systems, Inc.(a)(b)	290,500	19,501,265

Total		60,732,852
Health Care Providers & Services 4.5%
Express Scripts, Inc.(a)(b)	515,600	23,042,164
UnitedHealth Group, Inc.	1,014,700	51,424,996

Total		74,467,160
Health Care Technology 0.8%
Cerner Corp.(a)(b)	225,800	13,830,250
Pharmaceuticals 2.2%
Perrigo Co.(a)	110,700	10,771,110
Shire PLC, ADR(a)(c)	241,500	25,091,850

Total		35,862,960
TOTAL HEALTH CARE		225,590,357
INDUSTRIALS 13.9%
Aerospace & Defense 2.1%
Precision Castparts Corp.	34,100	5,619,339
United Technologies Corp.	404,500	29,564,905

Total		35,184,244
Air Freight & Logistics 1.1%
CH Robinson Worldwide, Inc.(a)	257,400	17,961,372
Construction & Engineering 1.3%
Fluor Corp.	448,500	22,537,125
Industrial Conglomerates 3.0%
Danaher Corp.	1,074,800	50,558,592
Machinery 2.7%
Deere & Co.(a)	357,900	27,683,565
Illinois Tool Works, Inc.	360,400	16,834,284

Total		44,517,849
Road & Rail 3.7%
Union Pacific Corp.	584,600	61,932,524
TOTAL INDUSTRIALS		232,691,706
INFORMATION TECHNOLOGY 31.7%
Communications Equipment 3.4%
QUALCOMM, Inc.	1,043,000	57,052,100
Computers & Peripherals 8.5%
Apple, Inc.(b)	205,045	83,043,225
EMC Corp.(a)(b)	1,896,800	40,857,072
NetApp, Inc.(a)(b)	510,600	18,519,462

Total		142,419,759
Internet Software & Services 7.0%
Baidu, Inc., ADR(b)(c)	252,900	29,455,263
Google, Inc., Class A(b)	91,720	59,241,948
INFORMATION TECHNOLOGY (cont.)
Internet Software & Services (cont.)
LinkedIn Corp., Class A(a)(b)	136,700	$8,613,467
VeriSign, Inc.(a)	566,200	20,224,664

Total		117,535,342
IT Services 6.0%
Cognizant Technology Solutions Corp., Class A(b)	670,800	43,139,148
Visa, Inc., Class A(a)	564,900	57,354,297

Total		100,493,445
Semiconductors & Semiconductor Equipment 0.8%
Altera Corp.	355,200	13,177,920
Software 6.0%
Citrix Systems, Inc.(b)	363,800	22,089,936
Intuit, Inc.(a)	365,300	19,211,127
Oracle Corp.	1,361,600	34,925,040
Salesforce.com, Inc.(a)(b)	235,900	23,934,414

Total		100,160,517
TOTAL INFORMATION TECHNOLOGY		530,839,083
MATERIALS 4.4%
Chemicals 3.5%
Ecolab, Inc.	421,600	24,372,696
Monsanto Co.	496,300	34,775,741

Total		59,148,437
Metals & Mining 0.9%
Cliffs Natural Resources, Inc.(a)	230,430	14,367,311
TOTAL MATERIALS		73,515,748
TELECOMMUNICATION SERVICES 2.1%
Wireless Telecommunication Services 2.1%
American Tower REIT, Inc.	583,400	35,009,834
TOTAL TELECOMMUNICATION SERVICES		35,009,834
Total Common Stocks
(Cost: $1,522,604,617)		$1,614,582,138

	Shares	Value
Money Market Funds 3.6%
Columbia Short-Term Cash Fund, 0.141%(d)(e)	60,793,193	$60,793,193
Total Money Market Funds
(Cost: $60,793,193)		$60,793,193

The accompanying Notes to Financial Statements are an integral part of this statement.

256	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 19.9%
Asset-Backed Commercial Paper 3.6%
Alpine Securitization
01/10/12	0.230%	$4,999,201	$4,999,201
Amsterdam Funding Corp.
01/03/12	0.320%	4,998,489	4,998,489
01/11/12	0.320%	4,998,489	4,998,489
Argento Variable Funding Company LLC
01/13/12	0.310%	1,999,449	1,999,449
Atlantis One
01/11/12	0.310%	4,998,445	4,998,445
02/01/12	0.370%	4,997,842	4,997,842
Cancara Asset Securitisation LLC
01/03/12	0.320%	4,998,444	4,998,444
01/09/12	0.310%	3,998,863	3,998,863
01/11/12	0.310%	4,998,536	4,998,536
Gemini Securitization Corporation (FKA Twin Towers)
01/09/12	0.380%	4,998,258	4,998,258
Kells Funding, LLC
01/03/12	0.380%	4,998,206	4,998,206
Regency Markets No. 1 LLC
01/18/12	0.250%	4,998,958	4,998,958
Rheingold Securitization
01/23/12	0.720%	4,997,500	4,997,500

Total			60,980,680
Certificates of Deposit 7.2%
Bank of Nova Scotia
05/03/12	0.401%	9,000,000	9,000,000
Credit Suisse
03/08/12	0.540%	5,000,000	5,000,000
Development Bank of Singapore Ltd.
01/13/12	0.310%	10,000,000	10,000,000
DnB NOR ASA
03/01/12	0.450%	8,000,000	8,000,000
National Australia Bank
04/30/12	0.446%	8,000,000	8,000,000
National Bank of Canada
05/08/12	0.425%	9,000,000	9,000,000
Natixis
01/04/12	1.000%	10,000,000	10,000,000
Nordea Bank AB
03/13/12	0.520%	10,000,000	10,000,000
Rabobank
01/20/12	0.331%	7,000,000	7,000,000
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (cont.)
Standard Chartered Bank PLC
03/30/12	0.625%	$9,984,226	$9,984,226
State Development Bank of NorthRhine-Westphalia
01/09/12	0.280%	5,000,000	5,000,000
Svenska Handelsbanken
01/30/12	0.350%	5,005,842	5,005,842
02/28/12	0.490%	5,000,000	5,000,000
Union Bank of Switzerland
01/13/12	0.440%	5,000,000	5,000,000
United Overseas Bank Ltd.
01/09/12	0.320%	10,000,000	10,000,000
01/12/12	0.320%	5,000,000	5,000,000

Total			120,990,068
Commercial Paper 3.5%
Australia and New Zealand Bank Group, Ltd.
04/25/12	0.461%	4,988,308	4,988,308
HSBC Bank PLC
04/13/12	0.481%	7,980,480	7,980,480
Regency Markets No. 1 LLC
01/18/12	0.250%	4,998,854	4,998,854
Skandinaviska Enskilda Banken AB
01/12/12	0.245%	9,997,958	9,997,958
Suncorp Metway Ltd.
02/08/12	0.500%	4,995,695	4,995,695
02/02/12	0.500%	4,995,486	4,995,486
Svenska Handelsbank
03/29/12	0.506%	4,993,617	4,993,617
The Commonwealth Bank of Australia
04/23/12	0.451%	4,988,438	4,988,438
Toyota Motor Credit Corp.
04/26/12	0.562%	3,988,551	3,988,551
Westpac Securities NZ Ltd.
04/20/12	0.531%	6,981,141	6,981,141

Total			58,908,528
Repurchase Agreements 5.6%
Citigroup Global Markets, Inc.(f) dated 12/30/11, matures 01/03/12, repurchase price $20,000,111
	0.050%	20,000,000	20,000,000
repurchase price $3,000,017
	0.050%	3,000,000	3,000,000
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Goldman Sachs & Co. dated 12/07/11, matures 01/06/12, repurchase price $5,000,156(f)
	0.160%	$5,000,000	$5,000,000
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $10,000,111(f)
	0.100%	10,000,000	10,000,000
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $10,000,056(f)
01/03/12	0.050%	10,000,000	10,000,000
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $20,000,222(f)
01/03/12	0.100%	20,000,000	20,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $5,000,078(f)
	0.140%	5,000,000	5,000,000
Royal Bank of Canada dated 12/30/11, matures 01/03/12, repurchase price $19,935,189(f)
	0.040%	19,935,100	19,935,100

Total			92,935,100
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $333,814,376)			$333,814,376
Total Investments
(Cost: $1,917,212,186)			$2,009,189,707
Other Assets & Liabilities, Net			(334,787,757)
Net Assets			$1,674,401,950

Notes to Portfolio of Investments

(a)	At December 31, 2011, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $108,293,511 or 6.47% of net assets.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning cost	Purchase cost	Sales cost/ proceeds from sales	Realized gain/loss	Ending cost	Dividends or interest income	Value
Columbia Short-Term Cash Fund	$17,933,881	$848,881,428	$(806,022,116)	$—	$60,793,193	$78,546	$60,793,193

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	257

Portfolio of Investments (continued)

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

Notes to Portfolio of Investments (continued)

(f)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$12,623,821
Freddie Mac REMICS	6,214,495
Government National Mortgage Association	1,561,684
Total Market Value of Collateral Securities	$20,400,000

Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$1,893,573
Freddie Mac REMICS	932,174
Government National Mortgage Association	234,253
Total Market Value of Collateral Securities	$3,060,000

Goldman Sachs & Co. (0.160%)

Security Description	Value
Ginnie Mae I Pool	$5,100,000
Total Market Value of Collateral Securities	$5,100,000

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$6,625,080
Federal National Mortgage Association	91,174
Freddie Mac Gold Pool	2,321,107
Freddie Mac Non Gold Pool	758,439
Ginnie Mae I Pool	403,727
Ginnie Mae II Pool	473
Total Market Value of Collateral Securities	$10,200,000

Natixis Financial Products, Inc. (0.050%)

Security Description	Value
Fannie Mae Interest Strip	$1,941,516
Fannie Mae REMICS	4,396,847
Federal Home Loan Mortgage Corp	3,233,603
Federal National Mortgage Association	628,096
Total Market Value of Collateral Securities	$10,200,062

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$10,103,134
Ginnie Mae I Pool	5,006,142
Ginnie Mae II Pool	5,290,724
Total Market Value of Collateral Securities	$20,400,000

The accompanying Notes to Financial Statements are an integral part of this statement.

258	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

Notes to Portfolio of Investments (continued)

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$1,296,707
Fannie Mae REMICS	472,800
Fannie Mae Whole Loan	1,563
Fannie Mae-Aces	5,738
Federal Farm Credit Bank	44,037
Federal Home Loan Banks	49,667
Federal Home Loan Mortgage Corp	39,546
Federal National Mortgage Association	82,047
Freddie Mac Gold Pool	557,082
Freddie Mac Non Gold Pool	167,081
Freddie Mac Reference REMIC	13
Freddie Mac REMICS	377,149
Ginnie Mae I Pool	648,801
Ginnie Mae II Pool	869,203
Government National Mortgage Association	213,316
United States Treasury Bill	8,031
United States Treasury Note/Bond	260,701
United States Treasury Strip Coupon	6,518
Total Market Value of Collateral Securities	$5,100,000

Royal Bank of Canada (0.040%)

Security Description	Value
Fannie Mae Pool	$17,978,066
Fannie Mae REMICS	39,726
Freddie Mac Gold Pool	1,144,615
Freddie Mac Non Gold Pool	1,171,395
Total Market Value of Collateral Securities	$20,333,802

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	259

Portfolio of Investments (continued)

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

260	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets(b)	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$218,339,565	$—	$—	$218,339,565
Consumer Staples	56,118,605	—	—	56,118,605
Energy	153,530,337	—	—	153,530,337
Financials	88,946,903	—	—	88,946,903
Health Care	225,590,357	—	—	225,590,357
Industrials	232,691,706	—	—	232,691,706
Information Technology	530,839,083	—	—	530,839,083
Materials	73,515,748	—	—	73,515,748
Telecommunication Services	35,009,834	—	—	35,009,834
Total Equity Securities	1,614,582,138	—	—	1,614,582,138
Other
Money Market Funds	60,793,193	—	—	60,793,193
Investments of Cash Collateral Received for Securities on Loan	—	333,814,376	—	333,814,376
Total Other	60,793,193	333,814,376	—	394,607,569
Total	$1,675,375,331	$333,814,376	$—	$2,009,189,707

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	261

Portfolio of Investments

Variable Portfolio – Partners Small Cap Growth Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 96.4%
CONSUMER DISCRETIONARY 14.8%
Diversified Consumer Services 1.3%
Service Corp. International	606,908	$6,463,570
Hotels, Restaurants & Leisure 3.4%
7 Days Group Holdings Ltd., ADR(a)(b)(c)	214,408	2,390,649
BJ’s Restaurants, Inc.(b)(c)	128,993	5,845,963
Bravo Brio Restaurant Group, Inc.(b)(c)	51,237	878,715
Life Time Fitness, Inc.(b)(c)	86,630	4,049,952
Peet’s Coffee & Tea, Inc.(c)	20,514	1,285,818
Scientific Games Corp., Class A(b)(c)	134,000	1,299,800
Shuffle Master, Inc.(c)	108,200	1,268,104

Total		17,019,001
Household Durables 1.6%
Harman International Industries, Inc.	117,675	4,476,357
iRobot Corp.(b)(c)	69,973	2,088,694
SodaStream International Ltd.(a)(b)(c)	41,800	1,366,442

Total		7,931,493
Internet & Catalog Retail 1.4%
HomeAway, Inc.(b)(c)	69,186	1,608,575
Makemytrip Ltd.(a)(b)(c)	153,800	3,697,352
Shutterfly, Inc.(b)(c)	91,082	2,073,026

Total		7,378,953
Leisure Equipment & Products 1.0%
Hasbro, Inc.	40,999	1,307,458
Sturm Ruger & Co., Inc.	118,482	3,964,408

Total		5,271,866
Media 0.3%
IMAX Corp.(a)(b)(c)	44,210	810,369
MDC Partners, Inc., Class A(a)	55,700	753,064

Total		1,563,433
Specialty Retail 4.2%
American Eagle Outfitters, Inc.	202,777	3,100,460
Cabela’s, Inc.(b)(c)	316,984	8,057,733
Hibbett Sports, Inc.(b)(c)	39,920	1,803,586
Mattress Firm Holding Corp.(c)	23,895	554,125
Teavana Holdings, Inc.(b)(c)	90,991	1,708,811
Tractor Supply Co.	22,300	1,564,345
Ulta Salon Cosmetics & Fragrance, Inc.(c)	39,010	2,532,529
Vitamin Shoppe, Inc.(b)(c)	44,760	1,785,029

Total		21,106,618
Textiles, Apparel & Luxury Goods 1.6%
CROCS, Inc.(c)	200,575	2,962,493
Steven Madden Ltd.(b)(c)	53,069	1,830,881
Vera Bradley, Inc.(b)(c)	79,700	2,570,325
Warnaco Group, Inc. (The)(c)	19,410	971,276

Total		8,334,975
TOTAL CONSUMER DISCRETIONARY		75,069,909
CONSUMER STAPLES 6.3%
Food & Staples Retailing 3.5%
Fresh Market, Inc. (The)(b)(c)	59,400	$2,370,060
Pricesmart, Inc.(b)	152,979	10,645,809
United Natural Foods, Inc.(b)(c)	116,350	4,655,163

Total		17,671,032
Food Products 0.3%
Green Mountain Coffee Roasters, Inc.(b)(c)	34,425	1,543,961
Household Products 0.8%
Energizer Holdings, Inc.(c)	49,354	3,823,948
Personal Products 1.7%
Nu Skin Enterprises, Inc., Class A(b)	178,972	8,692,670
TOTAL CONSUMER STAPLES		31,731,611
ENERGY 6.3%
Energy Equipment & Services 2.9%
Atwood Oceanics, Inc.(b)(c)	187,820	7,473,358
Core Laboratories NV(a)	29,056	3,310,931
Lufkin Industries, Inc.(b)	58,864	3,962,136

Total		14,746,425
Oil, Gas & Consumable Fuels 3.4%
Approach Resources, Inc.(b)(c)	190,947	5,615,751
Carrizo Oil & Gas, Inc.(b)(c)	51,964	1,369,251
Georesources, Inc.(c)	51,483	1,508,967
Houston American Energy Corp.(b)(c)	81,237	990,279
Laredo Petroleum Holdings, Inc.(c)	56,743	1,265,369
Northern Oil and Gas, Inc.(b)(c)	178,578	4,282,301
Oasis Petroleum, Inc.(b)(c)	64,100	1,864,669

Total		16,896,587
TOTAL ENERGY		31,643,012
FINANCIALS 11.5%
Capital Markets 2.8%
Eaton Vance Corp.(b)	339,349	8,022,210
Financial Engines, Inc.(b)(c)	181,100	4,043,963
Greenhill & Co., Inc.(b)	51,220	1,862,872

Total		13,929,045
Commercial Banks 0.9%
SVB Financial Group(c)	92,700	4,420,863
Consumer Finance 0.8%
Green Dot Corp., Class A(b)(c)	126,234	3,941,025
Diversified Financial Services 0.2%
MarkeTaxess Holdings, Inc.(b)	30,600	921,366
Insurance 3.9%
Alleghany Corp.(b)(c)	9,869	2,815,527
MBIA, Inc.(b)(c)	540,195	6,260,860
Montpelier Re Holdings Ltd.(a)(b)	286,223	5,080,458
Tower Group, Inc.(b)	49,055	989,440
FINANCIALS (cont.)
Insurance (cont.)
White Mountains Insurance Group Ltd.(a)	10,263	$4,653,860

Total		19,800,145
Real Estate Investment Trusts (REITs) 2.2%
First Industrial Realty Trust, Inc.(c)	310,479	3,176,200
Hatteras Financial Corp.(b)	155,494	4,100,377
UDR, Inc.	161,508	4,053,851

Total		11,330,428
Real Estate Management & Development 0.7%
Tejon Ranch Co.(c)	154,995	3,794,277
TOTAL FINANCIALS		58,137,149
HEALTH CARE 15.2%
Biotechnology 2.2%
Ardea Biosciences, Inc.(c)	45,833	770,453
Arqule, Inc.(b)(c)	135,766	765,720
AVEO Pharmaceuticals, Inc.(b)(c)	60,395	1,038,794
BioMimetic Therapeutics, Inc.(b)(c)	97,505	277,889
Cepheid, Inc.(b)(c)	38,800	1,335,108
Chelsea Therapeutics International Ltd.(c)	269,508	1,382,576
Exact Sciences Corp.(c)	88,910	721,949
Human Genome Sciences, Inc.(b)(c)	486,375	3,594,311
Ironwood Pharmaceuticals, Inc.(b)(c)	66,450	795,407
Targacept, Inc.(b)(c)	48,425	269,727

Total		10,951,934
Health Care Equipment & Supplies 5.2%
DexCom, Inc.(b)(c)	323,390	3,010,761
Endologix, Inc.(b)(c)	457,880	5,256,462
HeartWare International, Inc.(b)(c)	11,302	779,838
MAKO Surgical Corp.(b)(c)	20,747	523,032
Masimo Corp.(b)(c)	72,490	1,354,476
NxStage Medical, Inc.(b)(c)	203,197	3,612,843
SonoSite, Inc.(c)	64,200	3,457,812
Volcano Corp.(c)	270,133	6,426,464
Zoll Medical Corp.(b)(c)	31,800	2,009,124

Total		26,430,812
Health Care Providers & Services 3.7%
Catalyst Health Solutions, Inc.(c)	47,104	2,449,408
Centene Corp.(c)	96,300	3,812,517
HMS Holdings Corp.(b)(c)	141,400	4,521,972
IPC The Hospitalist Co., Inc.(b)(c)	34,200	1,563,624
Owens & Minor, Inc.(b)	64,246	1,785,396
Tenet Healthcare Corp.(c)	919,996	4,719,580

Total		18,852,497

The accompanying Notes to Financial Statements are an integral part of this statement.

262	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Partners Small Cap Growth Fund

Issuer	Shares	Value
Common Stocks (continued)
HEALTH CARE (cont.)
Health Care Technology 0.5%
ePocrates, Inc.(c)	44,860	$349,908
Merge Healthcare, Inc.(b)(c)	69,054	334,912
SXC Health Solutions Corp.(a)(c)	33,920	1,915,801

Total		2,600,621
Life Sciences Tools & Services 0.3%
Fluidigm Corp.(c)	62,212	818,710
Luminex Corp.(b)(c)	35,600	755,788

Total		1,574,498
Pharmaceuticals 3.3%
Akorn, Inc.(b)(c)	499,110	5,550,103
Auxilium Pharmaceuticals, Inc.(c)	30,408	606,032
Corcept Therapeutics, Inc.(c)	235,094	804,022
Impax Laboratories, Inc.(c)	209,325	4,222,085
Jazz Pharmaceuticals, Inc.(c)	29,500	1,139,585
MAP Pharmaceuticals, Inc.(b)(c)	57,178	753,034
Optimer Pharmaceuticals, Inc.(b)(c)	85,418	1,045,516
Salix Pharmaceuticals Ltd.(c)	52,025	2,489,396

Total		16,609,773
TOTAL HEALTH CARE		77,020,135
INDUSTRIALS 13.4%
Commercial Services & Supplies 2.2%
Clean Harbors, Inc.(c)	40,348	2,571,378
Corrections Corp. of America(c)	253,727	5,168,419
InnerWorkings, Inc.(b)(c)	181,300	1,687,903
Knoll, Inc.(b)	120,617	1,791,162

Total		11,218,862
Electrical Equipment 0.8%
Polypore International, Inc.(b)(c)	90,910	3,999,131
Machinery 3.2%
Altra Holdings, Inc.(c)	28,570	537,973
Chart Industries, Inc.(b)(c)	128,993	6,974,651
Greenbrier Companies, Inc.(c)	33,900	823,092
Middleby Corp.(b)(c)	32,515	3,057,711
Robbins & Myers, Inc.	63,600	3,087,780
Westport Innovations, Inc.(a)(b)(c)	56,175	1,867,257

Total		16,348,464
Marine 1.4%
Alexander & Baldwin, Inc.(b)	169,069	6,901,397
Professional Services 0.6%
Mistras Group, Inc.(c)	19,400	494,506
On Assignment, Inc.(b)(c)	220,960	2,470,333

Total		2,964,839
Road & Rail 2.6%
Genesee & Wyoming, Inc., Class A(b)(c)	56,600	3,428,828
Kansas City Southern(c)	29,834	2,029,010
Old Dominion Freight Line, Inc.(b)(c)	197,481	8,003,905

Total		13,461,743

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Trading Companies & Distributors 2.6%
DXP Enterprises, Inc.(b)(c)	56,000	$1,803,200
Kaman Corp.	149,886	4,094,885
Titan Machinery, Inc.(b)(c)	146,583	3,185,249
WESCO International, Inc.(b)(c)	75,862	4,021,445

Total		13,104,779
TOTAL INDUSTRIALS		67,999,215
INFORMATION TECHNOLOGY 22.3%
Communications Equipment 1.6%
Aruba Networks, Inc.(b)(c)	340,372	6,303,689
Ixia(b)(c)	175,100	1,840,301

Total		8,143,990
Computers & Peripherals 1.1%
Fusion-io, Inc.(b)(c)	156,847	3,795,697
Stratasys, Inc.(b)(c)	64,329	1,956,245

Total		5,751,942
Electronic Equipment, Instruments & Components 1.8%
Cognex Corp.(b)	40,008	1,431,886
FARO Technologies, Inc.(b)(c)	67,911	3,123,906
InvenSense, Inc.(c)	97,386	969,965
Maxwell Technologies, Inc.(b)(c)	82,800	1,344,672
Universal Display Corp.(b)(c)	64,952	2,383,089

Total		9,253,518
Internet Software & Services 4.2%
Cornerstone OnDemand, Inc.(c)	44,705	815,419
Envestnet, Inc.(b)(c)	172,000	2,057,120
LivePerson, Inc.(b)(c)	65,850	826,418
LogMeIn, Inc.(b)(c)	90,840	3,501,882
LoopNet, Inc.(c)	5,954	108,839
Marchex, Inc.(b)	95,300	595,625
MercadoLibre, Inc.	32,880	2,615,275
OpenTable, Inc.(b)(c)	56,150	2,197,149
SciQuest, Inc.(b)(c)	159,176	2,271,442
ValueClick, Inc.(b)(c)	373,200	6,079,428

Total		21,068,597
IT Services 2.2%
Gartner, Inc.(c)	37,100	1,289,967
Higher One Holdings, Inc.(b)(c)	160,427	2,958,274
ServiceSource International, Inc.(c)	120,733	1,894,301
Wright Express Corp.(b)(c)	93,110	5,054,011

Total		11,196,553
Semiconductors & Semiconductor Equipment 2.4%
Cavium, Inc.(c)	41,100	1,168,473
Entegris, Inc.(c)	264,920	2,311,427
EZchip Semiconductor Ltd.(a)(b)(c)	38,200	1,082,206
MaxLinear, Inc., Class A(b)(c)	92,836	440,971
Micrel, Inc.(b)	500,174	5,056,759
Power Integrations, Inc.(b)	68,575	2,273,947

Total		12,333,783
INFORMATION TECHNOLOGY (cont.)
Software 9.0%
Advent Software, Inc.(c)	167,768	$4,086,828
Allot Communications Ltd.(a)(c)	109,400	1,662,880
BroadSoft, Inc.(b)(c)	81,800	2,470,360
Fortinet, Inc.(b)(c)	124,760	2,721,016
Imperva, Inc.(c)	6,341	220,730
Jive Software, Inc.(c)	2,890	46,240
Kenexa Corp.(c)	5,398	144,127
MicroStrategy, Inc., Class A(b)(c)	19,875	2,152,860
Mitek Systems, Inc.(b)(c)	74,500	540,125
Opnet Technologies, Inc.(b)	73,950	2,711,746
Pegasystems, Inc.(b)	103,994	3,057,424
PROS Holdings, Inc.(b)(c)	239,627	3,565,650
QLIK Technologies, Inc.(b)(c)	186,403	4,510,953
RealPage, Inc.(b)(c)	48,300	1,220,541
SolarWinds, Inc.(b)(c)	46,500	1,299,675
SuccessFactors, Inc.(c)	23,190	924,585
Synchronoss Technologies, Inc.(b)(c)	139,900	4,226,379
Take-Two Interactive Software, Inc.(b)(c)	112,750	1,527,763
Taleo Corp., Class A(c)	68,200	2,638,658
Ultimate Software Group, Inc.(b)(c)	85,336	5,557,080

Total		45,285,620
TOTAL INFORMATION TECHNOLOGY		113,034,003
MATERIALS 6.6%
Chemicals 5.1%
Albemarle Corp.	166,811	8,592,435
Balchem Corp.	36,900	1,495,926
LSB Industries, Inc.(b)(c)	14,300	400,829
NewMarket Corp.(b)	45,791	9,071,655
Tredegar Corp.(b)	279,606	6,212,845

Total		25,773,690
Construction Materials 0.6%
Martin Marietta Materials, Inc.(b)	37,782	2,849,141
Metals & Mining 0.9%
Carpenter Technology Corp.	72,432	3,728,799
Materion Corp.(c)	46,325	1,124,771

Total		4,853,570
TOTAL MATERIALS		33,476,401
Total Common Stocks
(Cost: $430,533,743)		$488,111,435

	Shares	Value
Exchange-Traded Funds 0.3%
iShares Russell 2000 Growth Index Fund(b)	15,078	$1,270,020
Total Exchange-Traded Funds
(Cost: $1,317,516)		$1,270,020

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	263

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Growth Fund

	Shares	Value
Limited Partnerships 1.2%
ENERGY 1.2%
Oil, Gas & Consumable Fuels 1.2%
Kinder Morgan Management LLC(c)(d)	80,374	$6,310,967

TOTAL ENERGY		6,310,967
Total Limited Partnerships
(Cost: $4,118,119)		$6,310,967

	Shares	Value
Money Market Funds 2.2%
Columbia Short-Term Cash Fund, 0.141%(e)(f)	11,387,300	$11,387,300
Total Money Market Funds
(Cost: $11,387,300)		$11,387,300

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 27.8%
Asset-Backed Commercial Paper 3.9%
Atlantis One
02/01/12	0.370%	$4,997,842	$4,997,842
Cancara Asset Securitisation LLC
01/03/12	0.320%	4,998,445	4,998,445
Grampian Funding LLC
01/18/12	0.310%	4,998,665	4,998,665
Regency Markets No. 1 LLC
01/18/12	0.250%	4,998,958	4,998,958

Total			19,993,910
Certificates of Deposit 6.5%
Branch Banking & Trust Corporation
01/09/12	0.350%	$6,000,000	$6,000,000
Canadian Imperial Bank
03/21/12	0.333%	4,001,254	4,001,254
Credit Suisse
03/20/12	0.590%	5,000,000	5,000,000
Development Bank of Singapore Ltd.
01/13/12	0.310%	5,000,000	5,000,000
DnB NOR ASA
03/01/12	0.450%	2,000,000	2,000,000
National Bank of Canada
05/08/12	0.425%	3,000,000	3,000,000
Standard Chartered Bank PLC
01/03/12	0.460%	5,000,079	5,000,079
Svenska Handelsbanken
03/01/12	0.460%	3,000,000	3,000,000

Total			33,001,333
Commercial Paper 2.0%
Suncorp Metway Ltd.
02/08/12	0.500%	4,995,694	4,995,694
Westpac Securities NZ Ltd.
03/02/12	0.441%	4,988,877	4,988,877

Total			9,984,571
Other Short-Term Obligations 1.4%
Natixis Financial Products LLC
01/03/12	0.390%	2,000,000	2,000,000
The Goldman Sachs Group, Inc.
02/16/12	0.650%	5,000,000	5,000,000

Total			7,000,000
Repurchase Agreements 14.0%
Citigroup Global Markets, Inc.(g) dated 12/30/11, matures 01/03/12, repurchase price $15,000,083
	0.050%	15,000,000	15,000,000
repurchase price $5,000,028
	0.050%	5,000,000	5,000,000
Repurchase Agreements (cont.)
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $5,000,028(g)
	0.050%	$5,000,000	$5,000,000
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $5,000,056(g)
	0.100%	5,000,000	5,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $5,000,078(g)
	0.140%	5,000,000	5,000,000
Royal Bank of Canada dated 12/30/11, matures 01/03/12, repurchase price $15,925,806(g)
	0.040%	15,925,736	15,925,736
Societe Generale dated 12/30/11, matures 01/03/12, repurchase price $20,000,111(g)
	0.050%	20,000,000	20,000,000

Total			70,925,736
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $140,905,550)			$140,905,550
Total Investments
(Cost: $588,262,228)			$647,985,272
Other Assets & Liabilities, Net			(141,388,844)
Net Assets			$506,596,428

Notes to Portfolio of Investments

(a)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $28,591,269 or 5.64% of net assets.

(b)	At December 31, 2011, security was partially or fully on loan.

(c)	Non-income producing.

(d)	At December 31, 2011, there was no capital committed to the LLC or LP for future investment.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(f)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning cost	Purchase cost	Sales cost/ proceeds from sales	Realized gain/loss	Ending cost	Dividends or interest income	Value
Columbia Short-Term Cash Fund	$4,581,311	$179,628,542	$(172,822,553)	$—	$11,387,300	$16,160	$11,387,300

The accompanying Notes to Financial Statements are an integral part of this statement.

264	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Partners Small Cap Growth Fund

Notes to Portfolio of Investments (continued)

(g)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.050%)
Security Description	Value
Fannie Mae REMICS	$9,467,866
Freddie Mac REMICS	4,660,871
Government National Mortgage Association	1,171,263
Total Market Value of Collateral Securities	$15,300,000
Citigroup Global Markets, Inc. (0.050%)
Security Description	Value
Fannie Mae REMICS	$3,155,955
Freddie Mac REMICS	1,553,624
Government National Mortgage Association	390,421
Total Market Value of Collateral Securities	$5,100,000
Natixis Financial Products, Inc. (0.050%)
Security Description	Value
Fannie Mae Interest Strip	$970,758
Fannie Mae REMICS	2,198,424
Federal Home Loan Mortgage Corp	1,616,801
Federal National Mortgage Association	314,048
Total Market Value of Collateral Securities	$5,100,031
Nomura Securities (0.100%)
Security Description	Value
Fannie Mae Pool	$2,525,784
Ginnie Mae I Pool	1,251,535
Ginnie Mae II Pool	1,322,681
Total Market Value of Collateral Securities	$5,100,000
Pershing LLC (0.140%)
Security Description	Value
Fannie Mae Pool	$1,296,707
Fannie Mae REMICS	472,800
Fannie Mae Whole Loan	1,563
Fannie Mae-Aces	5,738
Federal Farm Credit Bank	44,037
Federal Home Loan Banks	49,667
Federal Home Loan Mortgage Corp	39,546
Federal National Mortgage Association	82,047
Freddie Mac Gold Pool	557,082
Freddie Mac Non Gold Pool	167,081
Freddie Mac Reference REMIC	13
Freddie Mac REMICS	377,149
Ginnie Mae I Pool	648,801
Ginnie Mae II Pool	869,203
Government National Mortgage Association	213,316
United States Treasury Bill	8,031
United States Treasury Note/Bond	260,701
United States Treasury Strip Coupon	6,518
Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	265

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Growth Fund

Notes to Portfolio of Investments (continued)

Royal Bank of Canada (0.040%)

Security Description	Value
Fannie Mae Pool	$14,362,301
Fannie Mae REMICS	31,736
Freddie Mac Gold Pool	914,409
Freddie Mac Non Gold Pool	935,804
Total Market Value of Collateral Securities	$16,244,250

Societe Generale (0.050%)

Security Description	Value
Federal Home Loan Mortgage Corp	$1,889,160
Federal National Mortgage Association	18,510,854
Total Market Value of Collateral Securities	$20,400,014

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

266	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Partners Small Cap Growth Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	267

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Growth Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$75,069,909	$—	$—	$75,069,909
Consumer Staples	31,731,611	—	—	31,731,611
Energy	31,643,012	—	—	31,643,012
Financials	58,137,149	—	—	58,137,149
Health Care	77,020,135	—	—	77,020,135
Industrials	67,999,215	—	—	67,999,215
Information Technology	113,034,003	—	—	113,034,003
Materials	33,476,401	—	—	33,476,401
Total Equity Securities	488,111,435	—	—	488,111,435
Other
Exchange-Traded Funds	1,270,020	—	—	1,270,020
Limited Partnerships	6,310,967	—	—	6,310,967
Money Market Funds	11,387,300	—	—	11,387,300
Investments of Cash Collateral Received for Securities on Loan	—	140,905,550	—	140,905,550
Total Other	18,968,287	140,905,550	—	159,873,837
Total	$507,079,722	$140,905,550	$—	$647,985,272

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’S website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’S Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

268	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities — Agency(a) 120.3%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates CMO IO Series K005 Class AX(b)(c)(d)
11/25/19	1.388%	$17,797,611	$1,497,544
Federal Home Loan Mortgage Corp.(b)(c)
CMO Series 2863 Class FM
10/15/31	0.778%	15,881,773	15,881,660
CMO Series 3671 Class QF
12/15/36	0.778%	7,799,683	7,823,605
CMO Series 3891 Class BF
07/15/41	0.828%	29,683,288	29,593,247
Federal Home Loan Mortgage Corp.(b)(c)(d)
CMO IO Series 2980 Class SL
11/15/34	6.422%	1,228,099	216,035
Federal Home Loan Mortgage Corp.(c)
03/01/28- 11/01/41	4.500%	93,162,590	98,761,559
03/01/28- 07/01/41	5.000%	47,253,365	50,838,221
11/01/27- 02/01/41	5.500%	29,710,621	32,289,633
04/01/36- 11/01/39	6.000%	14,787,839	16,270,406
Federal Home Loan Mortgage Corp.(c)(e)
01/01/42	4.000%	17,000,000	17,828,750
01/01/42	5.500%	29,000,000	31,465,000
Federal National Mortgage Association(b)(c)
CMO Series 2003-W8 Class 3F1
05/25/42	0.694%	6,931,926	6,902,961
CMO Series 2010-38 Class JF
04/25/40	1.194%	10,464,601	10,513,203
CMO Series 2010-54 Class DF
05/25/37	0.544%	15,310,770	15,195,491
CMO Series 2010-54 Class TF
04/25/37	0.844%	13,797,904	13,931,890
CMO Series 2011-59 Class FA
07/25/41	0.894%	18,255,667	18,216,521
Federal National Mortgage Association(b)(c)(d)
CMO IO Series 2006-8 Class HL
03/25/36	6.406%	4,024,776	719,970
Federal National Mortgage Association(c)
01/01/21- 10/01/41	3.500%	126,060,885	130,755,910
07/01/18- 02/01/41	4.000%	151,972,190	159,878,126
06/01/25- 06/01/41	4.500%	60,032,093	63,934,666
06/01/17- 12/01/41	5.000%	50,261,879	54,315,271
10/01/22- 07/01/40	5.500%	82,915,698	90,566,513
03/01/23- 12/01/39	6.000%	36,895,202	40,812,402
08/01/30- 02/01/39	6.500%	27,982,462	31,486,955
Federal National Mortgage Association(c)(e)
02/01/27	3.000%	20,000,000	20,590,624
01/01/27	4.000%	40,000,000	42,181,248
Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities — Agency(a) (continued)
01/01/27- 01/01/42	4.500%	101,500,000	108,064,531
01/01/27- 01/01/42	5.000%	$54,000,000	$58,296,875
01/01/27- 01/01/42	5.500%	24,100,000	26,217,061
01/01/42	6.000%	41,000,000	45,144,846
Government National Mortgage Association(b)(c)
CMO Series 2011-H08 Class FA
02/20/61	0.845%	20,543,673	20,494,369
Government National Mortgage Association(b)(c)(d)
CMO IO Series 2011-64 Class IX
10/16/44	1.131%	74,357,628	5,306,607
CMO IO Series 2011-78 Class IX
08/16/46	1.273%	64,538,445	4,863,617
Government National Mortgage Association(c)
01/15/41	3.500%	1,485,537	1,553,964
05/15/39- 12/15/41	4.000%	16,671,712	17,911,811
08/15/33- 09/20/41	4.500%	30,330,321	33,146,064
08/15/38- 07/15/40	5.000%	946,072	1,049,000
08/15/37- 12/15/39	5.500%	1,677,974	1,885,558
04/15/29- 08/15/40	6.000%	13,421,876	15,221,757
Government National Mortgage Association(c)(e)
01/01/42	3.500%	30,000,000	31,331,250
01/01/42	4.000%	13,000,000	13,944,531
01/01/42	4.500%	17,000,000	18,522,030
01/01/42	5.000%	64,000,000	70,889,997
01/01/42	5.500%	19,000,000	21,324,532
01/01/42	6.000%	7,000,000	7,923,125
NCUA Guaranteed Notes CMO Series 2011-R4 Class 1A(b)(c)
03/06/20	0.654%	8,071,358	8,073,880
Total Residential Mortgage-Backed Securities — Agency
(Cost: $1,490,106,749)			$1,513,632,816

Residential Mortgage-Backed Securities — Non-Agency 6.2%
CC Mortgage Funding Corp. CMO Series 2004-1A Class A1 (AMBAC)(b)(c)(f)
01/25/35	0.574%	$99,238	$63,114
Deutsche Mortgage Securities, Inc. CMO Series 2010-RS2 Class A1(b)(c)(f)
10/25/47	1.510%	6,071,802	6,012,417
Mortgage Equity Conversion Asset Trust CMO Series 2007-FF2 Class A(b)(c)(f)
02/25/42	0.590%	2,542,198	2,335,644
NCUA Guaranteed Notes CMO Series 2010-R3 Class 2A(b)(c)
12/08/20	0.834%	18,305,928	18,386,016
RiverView HECM Trust(b)(c)(f)
CMO Series 2007-1 Class A
05/25/47	0.620%	$7,368,492	$6,521,116
CMO Series 2008-1 Class A1
09/26/41	1.007%	13,754,553	10,728,552
WF-RBS Commercial Mortgage Trust CMO IO Series 2011-C4 Class XZ(b)(c)(d)(f)
06/15/44	0.895%	57,631,693	2,369,354
WaMu Mortgage Pass-Through Certificates(b)(c)
CMO Series 2003-AR10 Class A7
10/25/33	2.449%	4,776,583	4,504,600
CMO Series 2003-AR9 Class 1A6
09/25/33	2.460%	3,462,406	3,275,055
Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $58,150,790)			$54,195,868

Commercial Mortgage-Backed Securities — Non-Agency 2.9%
BCRR Trust(c)(f)
Series 2010-LEAF Class 37A
03/22/34	4.230%	$4,125,000	$4,125,363
Series 2010-LEAF Class 3A
02/22/41	4.230%	2,830,829	2,837,111
Citigroup Commercial Mortgage Trust
Series 2007-C6 Class A4 (b)(c)
12/10/49	5.697%	2,914,000	3,212,694
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD5 Class A4 (b)(c)
11/15/44	5.886%	3,000,000	3,325,026
DBUBS Mortgage Trust
Series 2011-LC2A Class A1FL (b)(c)(f)
06/10/21	1.627%	5,765,044	5,739,931
Greenwich Capital Commercial Funding Corp.
Series 2006-FL4A Class A2 (b)(c)(f)
11/05/21	0.435%	773,461	752,113
JPMorgan Chase Commercial Mortgage Securities Corp. (b)(c)(d)(f)
CMO IO Series 2010-C1 Class XA
06/15/43	2.171%	74,084,828	5,476,276
CMO IO Series 2011-C3 Class XA
02/15/46	1.351%	64,531,080	4,225,379
JPMorgan Chase Commercial Mortgage Securities Corp. (c)(f)
Series 2011-C3 Class A3
08/15/20	4.388%	5,100,000	5,438,605
Sovereign Commercial Mortgage Securities Trust
Series 2007-C1 Class A2 (b)(c)(f)
07/22/30	5.893%	2,981,438	3,050,608
UBS Commercial Mortgage Trust
Series 2007-FL1 Class A1(b)(c)(f)
07/15/24	1.178%	2,215,552	2,092,487
Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $39,714,398)			$40,275,593

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	269

Portfolio of Investments (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

Issuer	Coupon Rate	Principal Amount	Value
Asset-Backed Securities — Non-Agency 2.3%
Citibank Omni Master Trust
Series 2009-A8 Class A8(b)(f)
05/16/16	2.378%	$21,500,000	$21,632,049
SLM Student Loan Trust
Series 2009-D Class A(b)(f)
08/17/43	3.500%	7,238,920	7,130,836
Total Asset-Backed Securities — Non-Agency
(Cost: $29,042,280)			$28,762,885

U.S. Government & Agency Obligations(a) 1.7%
Federal Home Loan Mortgage Corp.(e)
01/01/41	5.000%	$8,000,000	$8,596,249
Government National Mortgage Association(e)
01/01/41	6.500%	5,000,000	5,688,281
02/01/41	4.000%	6,000,000	6,420,000
Total U.S. Government & Agency Obligations
(Cost: $20,622,500)			$20,704,530
Repurchase Agreements 9.1%
Banking 9.1%
BNP Paribas Securities Corp. dated 12/30/11, matures 01/03/12, repurchase price $96,801,613 (collateralized by: FNMA Pass-thru total market value $96,800,000)
	0.150%	$46,933,000	$46,933,000
	0.150%	46,933,000	46,933,000
	0.150%	2,934,000	2,934,000
Citigroup Global Markets, Inc. dated 12/30/11, matures 01/03/12, repurchase price $6,600,051 (collateralized by: FNMA NT total market value $6,600,000)
	0.070%	6,600,000	6,600,000
Goldman Sachs & Co. dated 12/30/11, matures 01/03/12, repurchase price $10,000,122 (collateralized by: FNMA Pass-thru total market value $10,000,000)
	0.110%	10,000,000	10,000,000

Total			113,400,000
Total Repurchase Agreements
(Cost: $113,400,000)			$113,400,000
Treasury Note Short-Term 0.3%
U.S. Treasury Bills
03/08/12	0.000%	$20,000	$19,999
03/22/12	0.000%	900,000	899,966
04/05/12	0.000%	2,420,000	2,419,874
06/21/12	0.000%	400,000	399,887
Total Treasury Note Short-Term
(Cost: $3,739,698)			$3,739,726
Total Investments(g)
(Cost: $1,754,776,415)			$1,774,711,418
Other Assets & Liabilities, Net			(531,584,092)
Net Assets			$1,243,127,326

Notes to Portfolio of Investments

(a)	Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at December 31, 2011:

Security Description	Principal Amount	Settlement Date	Proceeds Receivable	Value
Federal National Mortgage Association
01-01-27 3.500%	$35,000,000	1/18/2012	$36,479,063	$36,596,875
02-01-41 5.000	4,000,000	2/13/2012	4,301,250	4,312,500
01-01-42 4.000	118,000,000	1/12/2012	122,408,710	123,955,318
01-01-42 3.500	70,000,000	1/12/2012	71,073,438	71,990,625
Total				$236,855,318

(b)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2011.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(e)	Represents a security purchased on a when-issued or delayed delivery basis.

(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $90,530,955 or 7.28% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

270	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

Notes to Portfolio of Investments (continued)

(g)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning cost	Purchase cost	Sales cost/ proceeds from sales	Realized gain/loss	Ending cost	Dividends or interest income
Columbia Short-Term Cash Fund	$1,081	$—	$(1,081)	$—	$—	$—

Abbreviation Legend
AMBAC	Ambac Assurance Corporation
CMO	Collateralized Mortgage Obligation
FNMA	Federal National Mortgage Association

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	271

Portfolio of Investments (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

272	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Bonds
Residential Mortgage-Backed Securities – Agency	$—	$1,493,138,447	$20,494,369	$1,513,632,816
Residential Mortgage-Backed Securities – Non-Agency	—	34,610,556	19,585,312	54,195,868
Commercial Mortgage-Backed Securities – Non-Agency	—	40,275,593	—	40,275,593
Asset-Backed Securities – Non-Agency	—	28,762,885	—	28,762,885
U.S. Government & Agency Obligations	—	20,704,530	—	20,704,530
Total Bonds	—	1,617,492,011	40,079,681	1,657,571,692
Short-Term Securities
Repurchase Agreements	—	113,400,000	—	113,400,000
Treasury Note Short-Term	3,739,726	—	—	3,739,726
Total Short-Term Securities	3,739,726	113,400,000	—	117,139,726
Investments in Securities	3,739,726	1,730,892,011	40,079,681	1,774,711,418
Forward Sale Commitments Liability	—	(236,855,318)	—	(236,855,318)
Total	$3,739,726	$1,494,036,693	$40,079,681	$1,537,856,100

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Residential Mortgage Backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using the observable market inputs rather than quoted prices for identical assets as of period end.

The following table shows transfers between Level 1 and Level 2 of the fair value heirarchy.

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$—	$374,931,732	$374,931,732	$—

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Residential Mortgage-Backed Securities Agency	Residential Mortgage-Backed Securities Non-Agency	Total
Balance as of December 31, 2010	$—	$33,454,462	$33,454,462
Accrued discounts/premiums	(55)	—	(55)
Realized gain (loss)	—	10,235	10,235
Change in unrealized appreciation (depreciation)**	(50,890)	(3,444,933)	(3,495,823)
Sales	(456,327)	(277,826)	(734,153)
Purchases	21,001,641	9,818,374	30,820,015
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(19,975,000)	(19,975,000)
Balance as of December 31, 2011	$20,494,369	$19,585,312	$40,079,681

Financial Assets were transferred from Level 3 to Level 2 due to management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end and utilize a price provided by an approved vendor.

**	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2011 was $(3,495,823), which is comprised of Residential Mortgage-Backed Securities – Agency of $(50,890) and Residential Mortgage-Backed Securities – Non-Agency of $(3,444,933).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	273

Portfolio of Investments (continued)

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

274	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Portfolio of Investments

Variable Portfolio – Pyramis® International Equity Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 95.5%
AUSTRALIA 8.6%
ASX Ltd.(a)	58,819	$1,836,016
Australia & New Zealand Banking Group Ltd.(a)	587,100	12,296,752
BHP Billiton Ltd.(a)	330,011	11,648,946
Commonwealth Bank of Australia(a)	245,804	12,347,084
CSL Ltd.(a)	214,287	6,986,361
Fortescue Metals Group Ltd.(a)	879,941	3,849,309
Iluka Resources Ltd.(a)	188,621	2,987,575
Macquarie Group Ltd.(a)	117,438	2,851,755
Medusa Mining Ltd.(a)	114,129	523,694
Newcrest Mining Ltd.(a)	192,084	5,853,782
Origin Energy Ltd.(a)	347,609	4,740,206
Suncorp-Metway Ltd.(a)	475,948	4,067,991
Sydney Airport(a)(b)	2,052,700	5,579,395
Telstra Corp., Ltd.(a)	1,019,505	3,467,361
Treasury Wine Estates Ltd.(a)	964,425	3,635,961
Wesfarmers Ltd.(a)	139,372	4,198,409
Westfield Group(a)	713,960	5,696,252
WorleyParsons Ltd.(a)	59,544	1,559,229

Total		94,126,078
BELGIUM 1.1%
Ageas (a)	495,800	770,027
Anheuser-Busch InBev NV(a)	52,661	3,224,144
KBC Groep NV(a)	72,555	913,783
Umicore SA(a)(c)	172,600	7,119,364

Total		12,027,318
DENMARK 1.9%
AP Moller—Maersk A/S, Class B(a)	330	2,178,817
Danske Bank AS(a)(b)	322,214	4,092,684
Novo Nordisk A/S, Class B(a)	102,425	11,770,324
William Demant Holding AS(a)(b)	31,350	2,606,996

Total		20,648,821
FINLAND 0.4%
Sampo OYJ, Class A(a)	168,200	4,173,173
FRANCE 9.0%
Air Liquide SA(a)	57,800	7,150,866
Alstom SA(a)(c)	110,075	3,337,946
Arkema SA(a)	50,800	3,596,411
AXA SA(a)	282,600	3,674,011
BNP Paribas SA(a)	161,300	6,335,945
Christian Dior SA(a)	22,100	2,620,315
Cie de St. Gobain(a)	34,400	1,320,752
Cie Generale d’Optique Essilor International SA(a)	31,084	2,194,573
Danone(a)	143,700	9,033,232
GDF Suez(a)	243,600	6,658,701
Iliad SA(a)(c)	29,600	3,652,841
LVMH Moet Hennessy Louis Vuitton SA(a)	49,586	7,020,931
PPR(a)	36,600	5,241,442
Safran SA(a)(c)	140,900	4,231,661
Sanofi (a)	232,587	17,083,215
Schneider Electric SA(a)	77,486	4,079,646
Societe Generale SA(a)	179,417	3,995,182
FRANCE (cont.)
Unibail-Rodamco SE(a)	26,900	$4,835,850
VINCI SA(a)	61,100	2,669,697

Total		98,733,217
GERMANY 6.6%
Adidas AG(a)	49,000	3,187,402
Allianz SE, Registered Shares(a)	87,726	8,391,698
Bayer AG, Registered Shares(a)	94,075	6,014,776
Bayerische Motoren Werke AG(a)	67,543	4,524,733
Deutsche Boerse AG(a)(b)(c)	53,500	2,805,010
Deutsche Telekom AG(a)	913,700	10,483,364
E.ON AG(a)	164,281	3,544,388
GEA Group AG(a)	100,667	2,846,800
HeidelbergCement AG(a)	45,300	1,922,463
Lanxess AG(a)	83,000	4,296,911
Linde AG(a)	13,514	2,010,533
SAP AG(a)	206,753	10,931,058
Siemens AG, Registered Shares(a)	111,439	10,664,364

Total		71,623,500
GUERNSEY 0.3%
Resolution Ltd.(a)	832,800	3,251,453
HONG KONG 2.4%
AIA Group Ltd.(a)	1,059,800	3,299,075
Cheung Kong Holdings Ltd.(a)	430,000	5,100,826
Cheung Kong Infrastructure Holdings Ltd.(a)	461,000	2,695,393
Henderson Land Development Co., Ltd.(a)	744,000	3,685,591
Hongkong Electric Holdings Ltd.(a)	563,000	4,162,839
Hutchison Whampoa Ltd.(a)	385,000	3,212,763
Lifestyle International Holdings Ltd.(a)	564,500	1,242,523
Wharf Holdings Ltd.(a)	702,000	3,164,389

Total		26,563,399
IRELAND 1.6%
CRH PLC(a)	55,600	1,105,310
Experian PLC(a)	225,900	3,071,453
Shire PLC (a)	389,200	13,557,311

Total		17,734,074
ISRAEL 0.3%
Israel Chemicals Ltd.(a)	133,200	1,380,583
Mizrahi Tefahot Bank Ltd.(a)	287,400	2,272,202

Total		3,652,785
ITALY 2.8%
Enel SpA(a)	544,401	2,208,491
ENI SpA(a)	224,400	4,626,599
Fiat Industrial SpA(a)(b)(c)	434,000	3,697,429
Intesa Sanpaolo SpA(a)	855,858	1,425,446
Pirelli & C SpA(a)(c)	167,400	1,403,281
Saipem SpA(a)	271,324	11,478,034
Snam Rete Gas SpA(a)	277,000	1,220,056
Telecom Italia SpA(a)	3,381,900	3,614,780
Telecom Italia SpA(a)	1,051,000	940,444

Total		30,614,560

Issuer	Shares	Value
Common Stocks (continued)
JAPAN 20.6%
ABC-Mart, Inc.(a)	56,800	$2,157,714
Air Water, Inc.(a)	127,000	1,611,887
Aisin Seiki Co., Ltd.(a)	56,000	1,587,047
Asahi Glass Co., Ltd.(a)(c)	222,000	1,855,897
Asahi Kasei Corp.(a)	398,000	2,398,549
Astellas Pharma, Inc.(a)	121,300	4,925,667
Bridgestone Corp.(a)	161,000	3,646,357
Canon, Inc.(a)(c)	152,700	6,719,920
Chiyoda Corp.(a)(c)	191,000	1,939,200
Chubu Electric Power Co., Inc.(a)	262,600	4,914,014
Coca-Cola West Co., Ltd.(a)(c)	81,000	1,403,780
CyberAgent, Inc.(a)	733	2,374,609
Daihatsu Motor Co., Ltd.(a)(c)	81,000	1,440,407
Daiichi Sankyo Co., Ltd.(a)	127,100	2,517,233
Dena Co., Ltd.(a)	38,700	1,159,314
Denso Corp.(a)	91,600	2,516,330
Fanuc Corp.(a)	39,100	5,964,011
Fuji Heavy Industries Ltd.(a)	227,000	1,361,505
Fujitsu Ltd.(a)	201,000	1,042,174
Gree, Inc.(a)(c)	79,000	2,715,726
Hirose Electric Co., Ltd.(a)	7,900	690,986
Hitachi High-Technologies Corp.(a)	65,600	1,421,080
Hitachi Ltd.(a)	456,000	2,372,099
Hitachi Metals Ltd.(a)	119,000	1,291,396
Honda Motor Co., Ltd.(a)(c)	225,400	6,865,887
Inpex Corp.(a)	397	2,499,603
ITOCHU Corp.a)	377,700	3,829,674
Japan Tobacco, Inc.(a)	1,812	8,520,955
JS Group Corp.(a)	121,500	2,328,657
JSR Corp.(a)	156,000	2,875,112
Kamigumi Co., Ltd.(a)	243,000	2,097,447
KDDI Corp.(a)	591	3,795,582
Keyence Corp.(a)	6,800	1,639,070
Kubota Corp.(a)	243,000	2,033,557
Kyocera Corp.(a)	35,600	2,854,893
Lawson, Inc.(a)	28,600	1,781,934
Makita Corp.(a)	45,000	1,451,762
Marubeni Corp.(a)	329,000	2,002,553
Mitsubishi Corp.(a)	271,000	5,461,940
Mitsubishi Electric Corp.(a)	185,000	1,773,010
Mitsubishi Estate Co., Ltd.(a)	225,000	3,355,067
Mitsubishi UFJ Financial Group, Inc.(a)	1,134,700	4,803,732
Mitsubishi UFJ Lease & Finance Co., Ltd.(a)	39,040	1,545,211
Mitsui & Co., Ltd.(a)	271,800	4,212,695
Mitsui Chemicals, Inc.(a)(c)	403,000	1,223,637
Mitsui Fudosan Co., Ltd.(a)	195,000	2,843,433
Murata Manufacturing Co., Ltd.(a)	26,200	1,341,747
NEC Corp.(a)(b)	535,000	1,082,782
NHK Spring Co., Ltd.(a)	123,000	1,087,108
Nikon Corp.(a)(c)	65,300	1,447,084
Nippon Shokubai Co., Ltd.(a)	114,000	1,221,360
Nippon Telegraph & Telephone Corp.(a)	111,000	5,651,002
Nissan Motor Co., Ltd.(a)	153,400	1,373,711
Nitto Denko Corp.(a)(c)	41,100	1,461,944
NKSJ Holdings, Inc.(a)	50,750	992,773

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	275

Portfolio of Investments (continued)

Variable Portfolio – Pyramis® International Equity Fund

Issuer	Shares	Value
Common Stocks (continued)
JAPAN (cont.)
NOK Corp.(a)(c)	69,900	$1,192,434
NSK Ltd.(a)	185,000	1,194,961
NTT DoCoMo, Inc.(a)	751	1,378,851
Obayashi Corp.(a)	345,000	1,534,065
ORIX Corp.(a)	54,200	4,468,321
Rakuten, Inc.(a)(b)(c)	3,930	4,228,093
Rohto Pharmaceutical Co., Ltd.(a)	130,000	1,668,543
Sanrio Co., Ltd.(a)(c)	33,000	1,692,603
Sekisui House Ltd.(a)	299,000	2,657,032
Seven & I Holdings Co., Ltd.(a)	159,600	4,448,007
Shimano, Inc.(a)(c)	23,400	1,138,923
Shin-Etsu Chemical Co., Ltd.(a)	81,700	4,013,088
SMC Corp.(a)	18,200	2,928,121
SoftBank Corp.(a)	150,100	4,408,148
Sony Financial Holdings, Inc.(a)	189,500	2,794,776
Start Today Co., Ltd.(a)(c)	81,300	1,907,302
Sumitomo Mitsui Financial Group, Inc.(a)	420,900	11,672,727
T&D Holdings, Inc.(a)	93,000	865,917
Takeda Pharmaceutical Co., Ltd.(a)	136,900	6,013,400
TDK Corp.(a)	60,100	2,650,611
Tokyo Electron Ltd.(a)	41,300	2,092,573
Tokyu Corp.(a)	484,000	2,383,498
Toray Industries, Inc.(a)	251,000	1,795,813
Toyo Suisan Kaisha Ltd.(a)(c)	24,000	580,793
Toyota Motor Corp.(a)	237,000	7,836,907
Yamada Denki Co., Ltd.(a)	22,030	1,500,666

Total		224,527,997
JERSEY 0.1%
Randgold Resources Ltd.(a)	15,100	1,544,202
LUXEMBOURG 0.3%
ArcelorMittal(a)(c)	173,800	3,178,412
MACAU 0.4%
Sands China Ltd.(a)(b)	1,636,400	4,591,067
NETHERLANDS 6.8%
Aegon NV(a)(b)	1,087,500	4,364,649
Akzo Nobel NV(a)(c)	72,804	3,520,306
ASML Holding NV(a)	49,000	2,059,508
Gemalto NV(a)(c)	38,848	1,889,486
ING Groep NV-CVA(a)(b)	834,500	6,005,089
Koninklijke Ahold NV(a)	129,860	1,748,783
Koninklijke Philips Electronics NV(a)	237,500	5,004,219
Reed Elsevier NV(a)	256,141	2,985,916
Royal Dutch Shell PLC, Class A(a)	543,300	20,005,192
Royal Dutch Shell PLC, Class B(a)	319,074	12,160,108
Unilever NV-CVA(a)	415,700	14,295,189

Total		74,038,445
NORWAY 1.6%
Aker Solutions ASA(a)	175,800	1,850,341
Statoil ASA(a)	177,100	4,545,316
Storebrand ASA(a)(c)	624,300	3,246,316
Telenor ASA(a)	455,700	7,474,551

Total		17,116,524
PAPUA NEW GUINEA 0.2%
Oil Search Ltd.(a)	363,743	2,324,904
SINGAPORE 1.0%
DBS Group Holdings Ltd.(a)	536,000	4,757,687
Keppel Corp., Ltd.(a)	297,700	2,130,889
SINGAPORE (cont)
StarHub Ltd.(a)	429,000	$962,512
United Overseas Bank Ltd.(a)	281,493	3,312,763

Total		11,163,851
SPAIN 2.5%
Banco Bilbao Vizcaya Argentaria SA(a)	819,552	7,085,513
Banco Santander SA(a)	407,795	3,098,121
Distribuidora Internacional de Alimentacion SA(a)(b)	280,400	1,268,363
Gas Natural SDG SA(a)	161,600	2,774,386
Inditex SA(a)	74,562	6,106,640
Repsol YPF SA(a)	227,504	6,988,703

Total		27,321,726
SUPRA-NATIONAL 0.3%
Hkt Trust And Hkt Ltd.(a)(b)	5,991,000	3,517,493
SWEDEN 1.9%
Assa Abloy AB, Class B(a)(c)	140,900	3,533,735
Elekta AB, Class B(a)	103,100	4,471,829
Hennes & Mauritz AB, Class B(a)	158,237	5,088,287
Telefonaktiebolaget LM Ericsson, Class B(a)	716,168	7,326,048

Total		20,419,899
SWITZERLAND 7.4%
Adecco SA(a)(b)(c)	46,767	1,959,205
Kuehne & Nagel International AG(a)	40,105	4,504,501
Nestlé SA, Registered Shares(a)	527,986	30,353,715
Roche Holding AG, Genusschein Shares(a)	126,737	21,480,390
Schindler Holding AG(a)	30,636	3,568,166
Syngenta AG(a)(b)	7,580	2,219,206
Transocean Ltd.(a)	10,275	396,757
UBS AG, Registered Shares(a)(b)	926,325	11,025,565
Xstrata PLC(a)	372,500	5,657,657

Total		81,165,162
UNITED KINGDOM 17.4%
AMEC PLC(a)	185,541	2,614,917
Anglo American PLC(a)	208,800	7,714,298
Aviva PLC(a)	871,300	4,070,212
Barclays PLC(a)	3,330,136	9,104,780
BG Group PLC(a)	723,620	15,468,857
BHP Billiton PLC(a)	265,091	7,729,411
BP PLC(a)	831,008	5,943,008
British American Tobacco PLC(a)	333,500	15,825,214
British Land Co. PLC(a)	303,500	2,179,927
British Sky Broadcasting Group PLC(a)	366,200	4,165,790
BT Group PLC(a)	1,264,300	3,748,241
Burberry Group PLC(a)	164,400	3,025,461
Capital Shopping Centres Group PLC(a)	223,300	1,083,009
Carphone Warehouse Group PLC(a)	571,300	2,741,537
Diageo PLC(a)	432,861	9,454,959
GlaxoSmithKline PLC(a)	447,500	10,226,447
HSBC Holdings PLC(a)	1,669,228	12,729,544
ICAP PLC(a)	118,652	639,221
IG Group Holdings PLC(a)	95,300	705,816
UNITED KINGDOM (cont.)
International Power PLC(a)	894,621	$4,684,876
ITV PLC(a)	1,749,200	1,851,300
Johnson Matthey PLC(a)	182,700	5,209,340
Lloyds Banking Group PLC(a)(b)	7,153,500	2,877,886
National Grid PLC(a)	753,100	7,309,777
Next PLC(a)	50,500	2,146,533
Pearson PLC(a)	120,400	2,262,472
Rolls-Royce Holdings PLC(a)(b)	349,500	4,051,804
SABMiller PLC(a)	121,200	4,266,088
Smith & Nephew PLC(a)	163,700	1,590,184
TalkTalk Telecom Group PLC(a)	874,100	1,836,667
UBM PLC(a)	206,600	1,531,737
Unilever PLC(a)	248,600	8,350,820
Vodafone Group PLC(a)	6,702,400	18,621,392
William Hill PLC(a)	378,600	1,192,395
Wolseley PLC (a)(b)	81,200	2,688,529

Total		189,642,449
Total Common Stocks
(Cost: $1,058,308,131)		$1,043,700,509

Preferred Stocks 1.1%
GERMANY 1.1%
ProSiebenSat.1 Media AG (a)	140,900	$2,574,009
Volkswagen AG (a)	62,500	9,363,093

Total		11,937,102
UNITED KINGDOM —%
Rolls-Royce Holdings PLC, Class C (a)(b)(d)(e)	18,209,100	28,279
Total Preferred Stocks
(Cost: $12,772,029)		$11,965,381

	Shares	Value
Money Market Funds 3.1%
Columbia Short-Term Cash Fund, 0.141% (f)(g)	33,560,074	$33,560,074
Total Money Market Funds
(Cost: $33,560,074)		$33,560,074

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 5.5%
Asset-Backed Commercial Paper 0.5%
Atlantis One
02/01/12	0.370%	$1,999,137	$1,999,137
Grampian Funding LLC
01/23/12	0.320%	1,999,395	1,999,395
Thames Asset Global Securities
01/18/12	0.320%	1,999,467	1,999,467

Total			5,997,999

The accompanying Notes to Financial Statements are an integral part of this statement.

276	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Pyramis® International Equity Fund

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements 5.0%
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $15,000,167(h)
	0.100%	$15,000,000	$15,000,000
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $20,000,222(h)
	0.100%	20,000,000	20,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $10,000,156(h)
	0.140%	10,000,000	10,000,000
Repurchase Agreements (cont.)
Royal Bank of Canada dated 12/30/11, matures 01/03/12, repurchase price $9,264,195(h)
	0.040%	$9,264,154	$9,264,154

Total			54,264,154
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $60,262,153)			$60,262,153
Total Investments
(Cost: $1,164,902,387)			$1,149,488,117
Other Assets & Liabilities, Net			(56,907,059)
Net Assets			$1,092,581,058

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at December 31, 2011:

Industry	Percentage of Net Assets	Value
Aerospace & Defense	0.8%	$8,311,744
Auto Components	1.0	11,432,557
Automobiles	3.0	32,766,244
Beverages	2.0	21,984,932
Biotechnology	0.6	6,986,361
Building Products	0.8	9,039,040
Capital Markets	1.3	14,516,541
Chemicals	4.9	53,104,910
Commercial Banks	9.4	103,121,830
Communications Equipment	0.7	7,326,048
Computers & Peripherals	0.4	4,014,443
Construction & Engineering	0.6	6,142,962
Construction Materials	0.3	3,027,773
Diversified Financial Services	1.6	17,365,462
Diversified Telecommunication Services	4.1	44,386,743
Electric Utilities	1.6	17,525,126
Electrical Equipment	0.8	9,190,602
Electronic Equipment, Instruments & Components	1.2	12,970,487
Energy Equipment & Services	1.6	17,899,279
Food & Staples Retailing	1.2	13,445,495
Food Products	5.7	62,613,748
Gas Utilities	0.4	3,994,443
Health Care Equipment & Supplies	1.0	10,863,582
Hotels, Restaurants & Leisure	0.5	5,783,461
Household Durables	0.2	2,657,032
Independent Power Producers & Energy Traders	0.4	4,684,876
Industrial Conglomerates	1.9	21,012,236
Insurance	4.0	43,962,070
Internet & Catalog Retail	0.6	6,135,396
Internet Software & Services	0.4	3,875,040
Leisure Equipment & Products	0.2	2,586,006
Machinery	2.2	23,684,806
Marine	0.6	6,683,318
Media	1.6	17,745,835
Metals & Mining	4.8	51,978,682
Multiline Retail	0.8	8,630,498

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	277

Portfolio of Investments (continued)

Variable Portfolio – Pyramis® International Equity Fund

Summary of Investments in Securities by Industry (continued)

Industry	Percentage of Net Assets	Value
Multi-Utilities	1.3%	$13,968,478
Office Electronics	0.6	6,719,920
Oil, Gas & Consumable Fuels	7.2	79,302,494
Pharmaceuticals	8.7	95,257,307
Professional Services	0.5	5,030,658
Real Estate Investment Trusts (REITs)	1.3	13,795,038
Real Estate Management & Development	1.7	18,149,306
Road & Rail	0.2	2,383,498
Semiconductors & Semiconductor Equipment	0.4	4,152,081
Software	1.0	10,931,058
Specialty Retail	1.8	19,287,448
Textiles, Apparel & Luxury Goods	1.4	15,854,110
Tobacco	2.2	24,346,169
Trading Companies & Distributors	1.7	18,195,390
Transportation Infrastructure	0.7	7,676,842
Wireless Telecommunication Services	2.7	29,166,485
Other(1)	8.6	93,822,227
Total		$1,149,488,117

(1)	Includes Cash Equivalents.

Investments in Derivatives

At December 31, 2011, $2,700,000 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at December 31, 2011
Contract description	Number of contracts long (Short)	Notional market Value	Expiration date	Unrealized appreciation	Unrealized depreciation
E-Mini MCSI EAFE Index	450	$31,711,500	March 2012	$160,865	$—

Forward Foreign Currency Exchange Contracts Open at December 31, 2011
Counterparty	Exchange date	Currency to be delivered		Currency to be received		Unrealized appreciation	Unrealized depreciation
Morgan Stanley	Jan. 3, 2012	47,680 (EUR	)	61,677 (USD	)	$—	$(33)
Bank of America	Jan. 6, 2012	28,387,786 (JPY	)	366,886 (USD	)	—	(1,930)
Total						$—	$(1,963)

The accompanying Notes to Financial Statements are an integral part of this statement.

278	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Pyramis® International Equity Fund

Notes to Portfolio of Investments

(a)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $1,055,665,890 or 96.62% of net assets.

(b)	Non-income producing.

(c)	At December 31, 2011, security was partially or fully on loan.

(d)

Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2011 was $28,279, representing less than 0.01% of net assets. Information concerning such security holdings at December 31, 2011 was as follows:

Security Description	Acquisition Dates	Cost
Rolls-Royce Holdings PLC, Class C	07/04/11 – 09/30/11	$26,048

(e)

Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2011, the value of these securities amounted to $28,279, which represents 0.00% of net assets.

(f)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(g)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning cost	Purchase cost	Sales cost/ proceeds from sales	Realized gain/loss	Ending cost	Dividends or interest income	Value
Columbia Short-Term Cash Fund	$37,750,307	$315,632,829	$(319,823,062)	$—	$33,560,074	$76,090	$33,560,074

(h)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$9,937,619
Federal National Mortgage Association	136,761
Freddie Mac Gold Pool	3,481,660
Freddie Mac Non Gold Pool	1,137,659
Ginnie Mae I Pool	605,592
Ginnie Mae II Pool	709
Total Market Value of Collateral Securities	$15,300,000

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$10,103,134
Ginnie Mae I Pool	5,006,142
Ginnie Mae II Pool	5,290,724
Total Market Value of Collateral Securities	$20,400,000

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	279

Portfolio of Investments (continued)

Variable Portfolio – Pyramis® International Equity Fund

Notes to Portfolio of Investments (continued)

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$2,593,413
Fannie Mae REMICS	945,601
Fannie Mae Whole Loan	3,125
Fannie Mae-Aces	11,475
Federal Farm Credit Bank	88,075
Federal Home Loan Banks	99,335
Federal Home Loan Mortgage Corp	79,092
Federal National Mortgage Association	164,094
Freddie Mac Gold Pool	1,114,165
Freddie Mac Non Gold Pool	334,161
Freddie Mac Reference REMIC	27
Freddie Mac REMICS	754,297
Ginnie Mae I Pool	1,297,603
Ginnie Mae II Pool	1,738,407
Government National Mortgage Association	426,631
United States Treasury Bill	16,061
United States Treasury Note/Bond	521,403
United States Treasury Strip Coupon	13,036
Total Market Value of Collateral Securities	$10,200,001

Royal Bank of Canada (0.040%)

Security Description	Value
Fannie Mae Pool	$8,354,689
Fannie Mae REMICS	18,461
Freddie Mac Gold Pool	531,921
Freddie Mac Non Gold Pool	544,366
Total Market Value of Collateral Securities	$9,449,437

Currency Legend
EUR	Euro
JPY	Japanese Yen
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

280	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Pyramis® International Equity Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	281

Portfolio of Investments (continued)

Variable Portfolio – Pyramis® International Equity Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$—	$110,941,484	$—	$110,941,484
Consumer Staples	—	122,390,345	—	122,390,345
Energy	—	97,201,773	—	97,201,773
Financials	—	210,910,247	—	210,910,247
Health Care	—	113,107,250	—	113,107,250
Industrials	—	117,322,817	—	117,322,817
Information Technology	—	49,989,077	—	49,989,077
Materials	—	108,111,366	—	108,111,366
Telecommunication Services	—	73,553,228	—	73,553,228
Utilities	—	40,172,922	—	40,172,922
Preferred Stocks
Consumer Discretionary	—	11,937,102	—	11,937,102
Industrials	—	—	28,279	28,279
Total Equity Securities	—	1,055,637,611	28,279	1,055,665,890
Other
Money Market Funds	33,560,074	—	—	33,560,074
Investments of Cash Collateral Received for Securities on Loan	—	60,262,153	—	60,262,153
Total Other	33,560,074	60,262,153	—	93,822,227
Investments in Securities	33,560,074	1,115,899,764	28,279	1,149,488,117
Derivatives(c)
Assets
Futures Contracts	160,865	—	—	160,865
Liabilities
Forward Foreign Currency Exchange Contracts	—	(1,963)	—	(1,963)
Total	$33,720,939	$1,115,897,801	$28,279	$1,149,647,019
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Preferred Stock classified as Level 3 are valued using an income approach and utilize estimates of future distributions from the underlying asset.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

282	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Pyramis® International Equity Fund

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Preferred Stocks
Balance as of December 31, 2010	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	2,231
Sales	—
Purchases	26,048
Issuances	—
Settlements	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2011	$28,279

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2011 was $2,231.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(I)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(II)	The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov;

(III)	The Fund’s Form N-Q may be reviewed and copled at the SEC’s Public Reference Room in Washington, DC (Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(IV)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	283

Portfolio of Investments (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

December 31, 2011

(Percentages represent value of Investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes 1.2%
Banking 1.2%
Nordea Eiendomskreditt AS(a)(b)(c)
04/07/14	1.003%	$22,590,000	$21,990,849
Total Corporate Bonds & Notes
(Cost: $22,590,000)			$21,990,849

Residential Mortgage-Backed Securities — Agency 49.0%
Federal Home Loan Mortgage Corp.(c)(d)
12/01/41	2.354%	$11,700,000	$12,065,969
11/01/41	2.480%	28,336,495	29,361,640
08/01/41	3.575%	6,913,837	7,255,340
05/01/38	5.178%	8,673,933	9,326,508
04/01/37	5.620%	4,606,159	4,976,141
03/01/36	5.657%	6,970,716	7,530,896
01/01/38	5.665%	2,490,920	2,694,525
07/01/38	5.675%	4,208,200	4,601,251
11/01/37	5.690%	1,938,655	2,097,406
07/01/38	5.733%	17,301,243	18,724,233
05/01/36	5.852%	9,938,880	10,751,681
08/01/36	5.883%	2,365,684	2,562,488
Structured Pass-Through Securities
CMO Series T-41 Class 3A
07/25/32	6.925%	2,550,612	2,837,337
CMO Series T-51 Class 2A
08/25/42	7.500%	2,795,979	3,289,745
Federal Home Loan Mortgage Corp.(d)
11/01/37- 12/01/38	6.500%	5,179,294	5,767,421
05/01/35	7.000%	11,021,223	12,763,038
CMO Series 3531 Class JA
05/15/39	4.500%	8,047,164	8,561,221
CMO Series 3537 Class DL
05/15/39	6.000%	12,435,705	13,789,591
CMO Series 3539 Class PM
05/15/37	4.500%	2,798,946	2,933,805
CMO Series 3560 Class DJ
03/15/39	5.000%	7,584,510	8,056,813
CMO Series 3674 Class HJ
04/15/40	5.500%	31,752,054	34,656,909
CMO Series 3704 Class CT
12/15/36	7.000%	3,696,736	4,209,444
CMO Series T-42 Class A5
02/25/42	7.500%	84,423	101,200
Structured Pass-Through Securities
CMO Series T-55 Class 1A2
03/25/43	7.000%	2,572	2,869
CMO Series T-57 Class 1A3
07/25/43	7.500%	644,519	741,064
CMO Series T-59 Class 1A3
10/25/43	7.500%	260,546	297,329
CMO Series T-60 Class 1A2
03/25/44	7.000%	257,115	298,424
CMO Series T-60 Class 1A3
03/25/44	7.500%	106,341	119,447
Federal Home Loan Mortgage Corp.(d)(e)(f)
Series 3704 Class CT
12/15/36	7.000%	18,000,000	20,492,100
Federal National Mortgage Association(c)(d)
12/01/41	2.283%	$10,987,000	$11,323,584
12/01/41	2.313%	21,973,000	22,623,018
10/01/41	3.085%	2,451,090	2,555,036
09/01/41	3.271%	19,907,010	20,720,883
09/01/41	3.292%	19,919,500	20,747,267
08/01/41	3.314%	14,229,432	14,826,123
10/01/41	3.410%	5,360,855	5,597,539
09/01/41	3.600%	14,962,391	15,692,251
08/01/41	3.604%	5,023,883	5,271,746
08/01/41	3.731%	7,608,991	7,997,196
06/01/39	5.098%	7,090,585	7,614,535
04/01/38	5.124%	5,096,769	5,472,053
07/01/36	5.655%	5,390,896	5,834,095
06/01/37	5.846%	13,037,033	14,109,925
CMO Series 1999-T2 Class A1
01/19/39	7.500%	481,946	535,509
CMO Series 2001-W3 Class A
09/25/41	7.000%	224,510	263,040
CMO Series 2002-W1 Class 2A
02/25/42	7.108%	855,665	995,187
CMO Series 2002-W6 Class 2A
06/25/42	7.134%	4,338,016	4,999,429
CMO Series 2003-W4 Class 4A
10/25/42	7.271%	1,329,620	1,541,635
Federal National Mortgage Association(d)
08/01/37- 06/01/40	6.000%	93,892,261	103,968,903
08/01/36- 08/01/39	6.500%	66,416,945	75,012,055
04/01/35	7.000%	4,428,220	5,148,950
CMO Series 2000-T6 Class A1
06/25/30	7.500%	972,112	1,126,686
CMO Series 2001-T1 Class A1
10/25/40	7.500%	3,828,452	4,373,440
CMO Series 2001-T3 Class A1
11/25/40	7.500%	1,070,924	1,250,696
CMO Series 2001-T4 Class A1
07/25/41	7.500%	158,498	184,562
CMO Series 2001-T8 Class A1
07/25/41	7.500%	2,892,712	3,202,319
CMO Series 2002-14 Class A1
01/25/42	7.000%	1,122,279	1,258,937
CMO Series 2002-26 Class A1
01/25/48	7.000%	1,521,298	1,779,682
CMO Series 2002-26 Class A2
01/25/48	7.500%	2,071,839	2,348,677
CMO Series 2002-T12 Class A3
05/25/42	7.500%	937,356	1,102,709
CMO Series 2002-T16 Class A2
07/25/42	7.000%	43,731	51,246
CMO Series 2002-W8 Class A3
06/25/42	7.500%	201,150	224,480
CMO Series 2004-W14 Class 2A
07/25/44	7.500%	246,803	284,501
CMO Series 2004-W9 Class 1A3
02/25/44	6.050%	8,100,593	8,709,954
CMO Series 2004-W9 Class 2A3
02/25/44	7.500%	1,487,088	1,724,738
CMO Series 2005-W1 Class 1A4
10/25/44	7.500%	$2,803,862	$3,285,728
CMO Series 2005-W4 Class 1A3
08/25/35	7.000%	158,491	183,964
CMO Series 2006-114 Class PD
12/25/36	6.000%	13,324,938	15,112,155
CMO Series 2006-4 Class MD
03/25/35	6.000%	2,257,000	2,572,312
CMO Series 2006-4 Class PB
09/25/35	6.000%	10,308,708	11,506,388
CMO Series 2009-111 Class CL
03/25/38	4.500%	4,178,600	4,355,005
CMO Series 2009-14 Class A
06/25/35	7.000%	6,052,550	7,010,019
CMO Series 2009-19 Class TA
12/25/37	4.500%	3,265,718	3,480,488
CMO Series 2009-47 Class MT
07/25/39	7.000%	2,806,994	3,130,534
CMO Series 2009-47 Class PA
07/25/39	4.500%	10,063,478	10,609,382
CMO Series 2010-60 Class HJ
05/25/40	5.500%	36,835,515	40,143,930
CMO Series 2010-64 Class BA
05/25/40	5.000%	13,010,800	13,819,970
CMO Series 2044-W8 Class 3A
06/25/44	7.500%	2,392,273	2,804,885
Federal National Mortgage Association(d)(e)
04/01/35	6.000%	16,990,258	18,939,429
Government National Mortgage Association(c)(d)
07/20/41- 10/20/41	3.500%	67,439,834	71,164,582
Government National Mortgage Association(d)
09/15/35	6.000%	31,780,274	36,213,062
08/15/36	6.500%	3,496,088	4,000,727
CMO Series 2009-42 Class CT
08/16/35	6.000%	10,931,482	12,296,206
Total Residential Mortgage-Backed Securities — Agency
(Cost: $868,549,142)			$871,967,187

Residential Mortgage-Backed Securities — Non-Agency 4.1%
Federal Home Loan Mortgage Corporation(d)(e)(f)
10/01/41	2.400%	$21,973,000	$22,540,850
02/15/42	2.450%	34,900,000	35,801,923
Federal National Mortgage Association(c)(d)
CMO Series 2003-W1 Class 2A
12/25/42	7.122%	421,923	490,753
Federal National Mortgage Association(d)
02/01/41	6.500%	4,394,589	4,959,174
CMO Series 2001-50 Class BA
10/25/31	7.000%	128,755	148,261
CMO Series 2002-14 Class A2
01/25/42	7.500%	2,300,417	2,754,997
CMO Series 2002-33 Class A2
06/25/32	7.500%	240,071	269,576
CMO Series 2002-T19 Class A3
07/25/42	7.500%	1,630,171	1,912,450

The accompanying Notes to Financial Statements are an integral part of this statement.

284	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Wells Fargo Short Duration Government Fund

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities — Non-Agency (continued)
CMO Series 2004-W2 Class 5A
03/25/34	7.500%	$526,209	$609,225
CMO Series 2005-W3 Class 1A
03/25/45	7.500%	2,572,175	2,959,909
Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $72,019,147)			$72,447,118

Commercial Mortgage-Backed Securities — Agency 0.7%
Federal National Mortgage Association(d)
07/01/12	6.053%	$5,280,570	$5,336,528
CMO Series 2011-M2 Class A1
07/25/21	2.019%	6,531,604	6,608,600
Total Commercial Mortgage-Backed Securities — Agency
(Cost: $11,932,436)			$11,945,128

Commercial Mortgage-Backed Securities — Non-Agency 6.6%
Banc of America Commercial Mortgage, Inc. Series 2005-6 Class A4(c)(d)
09/10/47	5.193%	$4,127,000	$4,564,417
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2004-6 Class A5(d)
12/10/42	4.811%	5,690,600	6,097,358
Bear Stearns Commercial Mortgage Securities(c)(d)
Series 2004-PWR4 Class A2
06/11/41	5.286%	4,511,254	4,678,572
Series 2004-T16 Class A6
02/13/46	4.750%	11,406,000	12,194,303
Citigroup Commercial Mortgage Trust Series 2005-EMG Class A4(b)(d)
09/20/51	4.518%	3,090,164	3,159,288
Commercial Mortgage Pass-Through Certificates Series 2005-LP5 Class A4(c)(d)
05/10/43	4.982%	6,600,000	7,196,838
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1 Class A4(c)(d)
02/15/38	5.014%	4,577,000	4,927,717
DDR Corp. Series 2009-DDR1 Class A(b)(d)
10/14/22	3.807%	25,542,573	26,601,721
Extended Stay America Trust Series 2010-ESHA Class A(b)(d)
11/05/27	2.951%	13,542,254	13,565,811
GMAC Commercial Mortgage Securities, Inc. Series 2004-C2 Class A4(c)(d)
08/10/38	5.301%	4,734,000	5,040,484
Greenwich Capital Commercial Funding Corp. Series 2005-GG5 Class A41(c)(d)
04/10/37	5.243%	8,907,000	9,442,115
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2010-C1 Class A1(b)(d)
06/15/43	3.853%	4,285,880	4,480,628
LB-UBS Commercial Mortgage Trust(c)(d) Series 2005-C7 Class A3
11/15/30	5.442%	3,163,000	3,236,337
LB-UBS Commercial Mortgage Trust(d)
Series 2005-C2 Class A4
04/15/30	4.998%	1,353,000	1,423,357
Morgan Stanley Capital I Series 2005-HQ6 Class A4A(d)
08/13/42	4.989%	$9,821,344	$10,689,826
Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $116,195,690)			$117,298,772

Asset-Backed Securities — Non-Agency 9.3%
Ally Master Owner Trust Series 2011-4 Class A2
09/15/16	1.540%	$6,957,000	$6,928,974
Avis Budget Rental Car Funding AESOP LLC Series 2001-2A Class A(b)
11/20/14	2.370%	22,790,000	22,752,490
Capital Auto Receivables Asset Trust Series 2008-1 Class A4A
07/15/14	4.460%	1,449,014	1,462,955
Chase Issuance Trust Series 2005-A11 Class A(c)
12/15/14	0.348%	6,763,000	6,761,310
Citibank Omni Master Trust(b)(c)
Series 2009-A14A Class A14
08/15/18	3.028%	6,870,000	7,206,674
Citibank Omni Master Trust(b)(c)(g)
Series 2009-A8 Class A8
05/16/16	2.378%	28,771,000	28,947,706
MBNA Credit Card Master Note Trust Series 2005-A2 Class A2(c)
10/15/14	0.358%	12,749,000	12,748,892
MMCA Automobile Trust Series 2009A Class A4(b)
11/15/15	6.250%	5,871,000	6,098,070
Nelnet Student Loan Trust(c)
Series 2006-1 Class A4
11/23/22	0.585%	13,175,000	12,989,736
Series 2006-2 Class A4
10/26/26	0.498%	5,709,000	5,585,065
SLC Student Loan Trust Series 2005-2 Class A2(c)
06/15/22	0.626%	7,110,092	7,016,753
SLM Student Loan Trust(b)(c)
Series 2011-B Class A1
12/16/24	1.128%	6,340,464	6,269,915
Series 2011-C Class A1
12/15/23	1.659%	6,597,000	6,595,448
SLM Student Loan Trust(c)
Series 2002-6 Class A4CP
03/15/19	0.530%	3,688,712	3,677,742
Series 2004-1 Class A3
04/25/23	0.628%	6,845,000	6,619,079
Series 2005-1 Class A2
04/27/20	0.498%	3,948,446	3,903,197
Series 2006-9 Class A4
10/25/22	0.488%	17,000,000	16,655,512
Series 2008-4 Class A3
10/25/17	1.668%	4,229,000	4,307,483
Total Asset-Backed Securities — Non-Agency
(Cost: $166,942,396)			$166,527,001
U.S. Treasury Obligations 30.4%
U.S. Treasury
10/15/14	0.500%	$28,970,000	$29,089,965
U.S. Treasury(e)
12/31/13	0.125%	48,968,000	48,845,580
U.S. Treasury(g)
10/31/13	0.250%	29,995,000	29,999,679
11/30/13	0.250%	260,023,000	260,053,423
01/31/14	1.750%	78,795,000	81,201,951
11/15/14	0.375%	81,148,000	81,198,717
12/15/14	0.250%	11,830,000	11,791,186
Total U.S. Treasury Obligations
(Cost: $541,863,597)			$542,180,501

		Shares	Value
Money Market Funds 5.2%
Columbia Short-Term Cash Fund,
0.141%(h)(i)		91,890,502	$91,890,502
Total Money Market Funds
(Cost: $91,890,502)			$91,890,502

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 20.4%
Asset–Backed Commercial Paper 3.8%
Alpine Securitization
01/10/12	0.230%	4,999,200	4,999,200
Amsterdam Funding Corp.
01/03/12	0.320%	4,998,489	4,998,489
Argento Variable Funding Company LLC
01/13/12	0.310%	4,998,622	4,998,622
Atlantis One
02/01/12	0.370%	4,997,842	4,997,842
Cancara Asset Securitisation LLC
01/09/12	0.310%	4,998,493	4,998,493
01/11/12	0.310%	4,998,536	4,998,536
Gemini Securitization Corporation (FKA Twin Towers)
01/09/12	0.380%	6,997,562	6,997,562
Grampian Funding LLC
01/18/12	0.310%	9,997,331	9,997,331
01/23/12	0.320%	4,998,489	4,998,489
Regency Markets No. 1 LLC
01/18/12	0.250%	4,998,958	4,998,958
Windmill Funding Corp.
01/12/12	0.320%	9,996,978	9,996,978

Total			66,980,500
Certificates of Deposit 9.7%
Bank of Montreal
02/29/12	0.350%	5,000,000	5,000,000
Bank of Nova Scotia
05/03/12	0.401%	9,000,000	9,000,000
Banque et Caisse d’Epargne de l’Etat
01/17/12	0.900%	4,996,003	4,996,003
Branch Banking & Trust Corporation
03/15/12	0.240%	10,000,000	10,000,000
Canadian Imperial Bank
03/21/12	0.333%	5,001,568	5,001,568

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	285

Portfolio of Investments (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (cont.)
Credit Suisse
03/05/12	0.530%	$10,000,000	$10,000,000
03/20/12	0.590%	2,000,000	2,000,000
Deutsche Bank AG
01/20/12	0.420%	8,000,000	8,000,000
Development Bank of Singapore Ltd.
01/13/12	0.310%	10,000,000	10,000,000
DnB NOR ASA
03/01/12	0.450%	10,000,000	10,000,000
03/15/12	0.520%	5,000,000	5,000,000
National Australia Bank
04/30/12	0.446%	9,000,000	9,000,000
National Bank of Canada
05/08/12	0.425%	8,000,000	8,000,000
Nordea Bank AB
03/13/12	0.520%	15,000,000	15,000,000
Rabobank
01/20/12	0.331%	12,000,000	12,000,000
Standard Chartered Bank PLC
01/03/12	0.460%	10,000,157	10,000,157
Svenska Handelsbanken
01/30/12	0.350%	5,005,841	5,005,841
02/28/12	0.490%	5,000,000	5,000,000
03/01/12	0.460%	10,000,000	10,000,000
The Commonwealth Bank of Australia
02/08/12	0.340%	10,000,128	10,000,128
United Overseas Bank Ltd.
01/12/12	0.320%	10,000,000	10,000,000

Total			173,003,697
Commercial Paper 3.5%
HSBC Bank PLC
04/13/12	0.481%	$11,970,720	$11,970,720
Skandinaviska Enskilda Banken AB
01/12/12	0.245%	9,997,958	9,997,958
Suncorp Metway Ltd.
01/18/12	0.450%	9,992,125	9,992,125
02/01/12	0.500%	1,998,194	1,998,194
02/08/12	0.500%	4,995,694	4,995,694
02/09/12	0.500%	4,995,556	4,995,556
The Commonwealth Bank of Australia
04/23/12	0.451%	4,988,438	4,988,438
Westpac Securities NZ Ltd.
04/20/12	0.531%	12,964,976	12,964,976

Total			61,903,661
Other Short-Term Obligations 0.4%
The Goldman Sachs Group, Inc.
01/13/12	0.550%	8,000,000	8,000,000
Repurchase Agreements 3.0%
Goldman Sachs & Co. dated 12/07/11, matures 01/06/12, repurchase price $10,000,311(j)
	0.160%	10,000,000	10,000,000
Natixis Financial Products, Inc. dated 12/30/11, matures 01/03/12, repurchase price $15,000,083(j)
	0.050%	15,000,000	15,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $5,000,056(j)
	0.100%	$5,000,000	$5,000,000
Royal Bank of Canada dated 12/30/11, matures 01/03/12, repurchase price $22,937,751(j)
	0.040%	22,937,649	22,937,649

Total			52,937,649
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $362,825,507)			$362,825,507
Total Investments
(Cost: $2,254,808,417)			$2,259,072,565
Other Assets & Liabilities, Net			(478,675,731)
Net Assets			$1,780,396,834

Notes to Portfolio of Investments

(a)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $21,990,849 or 1.24% of net assets.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $147,668,600 or 8.29% of net assets.

(c)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2011.

(d)

The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates. Represents a security purchased on a when-issued or delayed delivery basis.

(e)	Represents a security purchased on a when-issued or delayed delivery basis.

(f)

Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2011, the value of these securities amounted to $78,834,873, which represents 3.28% of net assets.

(g)	December 31, 2011, security was partially or fully on loan.

(h)	The rate shown is the seven-day current annualized yield at December 31, 2011.

(i)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning cost	Purchase cost	Sales cost/ proceeds from sales	Realized gain/loss	Ending cost	Dividends or interest income	Value
Columbia Short-Term Cash Fund	$78,369,813	$3,204,312,782	$(3,190,792,093)	$—	$91,890,502	$200,810	$91,890,502

The accompanying Notes to Financial Statements are an integral part of this statement.

286	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Wells Fargo Short Duration Government Fund

Notes to Portfolio of Investments (continued)

(j)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of callateral.

Goldman Sachs & Co. (0.160%)

Security Description	Value
Ginnie Mae I Pool	$10,200,000
Total Market Value of Collateral Securities	$10,200,000

Natixis Financial Products, Inc. (0.050%)

Security Description	Value

Fannie Mae Interest Strip	$2,912,274
Fannie Mae REMICS	6,595,271
Federal Home Loan Mortgage Corp	4,850,405
Federal National Mortgage Association	942,143
Total Market Value of Collateral Securities	$15,300,093

Nomura Securities (0.100%)

Security Description	Value

Fannie Mae Pool	$2,525,784
Ginnie Mae I Pool	1,251,535
Ginnie Mae II Pool	1,322,681
Total Market Value of Collateral Securities	$5,100,000

Royal Bank of Canada (0.040%)

Security Description	Value

Fannie Mae Pool	$20,685,853
Fannie Mae REMICS	45,710
Freddie Mac Gold Pool	1,317,013
Freddie Mac Non Gold Pool	1,347,826
Total Market Value of Collateral Securities	$23,396,402

Abbreviation Legend
CMO	Collateralized Mortgage Obligation

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	287

Portfolio of Investments (continued)

Variable Portfolio – Wells Fargo Short Duration Government Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

288	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Wells Fargo Short Duration Government Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Bonds
Corporate Bonds & Notes	$—	$21,990,849	$—	$21,990,849
Residential Mortgage-Backed Securities – Agency	—	851,475,087	20,492,100	871,967,187
Residential Mortgage-Backed Securities – Non-Agency	—	72,447,118	—	72,447,118
Commercial Mortgage-Backed Securities – Agency	—	11,945,128	—	11,945,128
Commercial Mortgage-Backed Securities – Non-Agency	—	117,298,772	—	117,298,772
Asset-Backed Securities – Non-Agency	—	166,527,001	—	166,527,001
U.S. Treasury Obligations	542,180,501	—	—	542,180,501
Total Bonds	542,180,501	1,241,683,955	20,492,100	1,804,356,556
Other
Money Market Funds	91,890,502	—	—	91,890,502
Investments of Cash Collateral Received for Securities on Loan	—	362,825,507	—	362,825,507
Total Other	91,890,502	362,825,507	—	454,716,009
Total	$634,071,003	$1,604,509,462	$20,492,100	$2,259,072,565

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Residential Mortgage-Backed Securities – Agency
Balance as of December 31, 2010	$7,222,867
Accrued discounts/premiums	—
Realized gain (loss)	(16,406)
Change in unrealized appreciation (depreciation)*	79,858
Sales	(7,218,594)
Purchases	20,424,375
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2011	$20,492,100

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2011 was $67,725.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	289

Statement of Assets and Liabilities

December 31, 2011	Columbia Variable Portfolio – Limited Duration Credit Fund	Variable Portfolio – American Century Diversified Bond Fund	Variable Portfolio – American Century Growth Fund
Assets
Investments, at value*
Unaffiliated issuers (identified cost $2,571,505,417, $2,286,497,970, $1,554,262,740)	$2,603,842,812	$2,367,000,095	$1,677,832,236
Affiliated issuers (identified cost $46,675,192, $29,576,245, $31,392,965)	46,675,192	29,576,245	31,392,965
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $224,851,063, $281,864,140, $300,866,018)	224,851,063	281,864,140	300,866,018
Repurchase agreements (identified cost $40,970,506, $91,938,412, $68,012,002)	40,970,506	91,938,412	68,012,002
Total investments (identified cost $2,884,002,178, $2,689,876,767, $1,954,533,725)	2,916,339,573	2,770,378,892	2,078,103,221
Foreign currency (identified cost $—, $7,756,147, $—)	—	7,582,442	—
Margin deposits on futures contracts	8,450,200	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	5,405,757	—
Receivable for:
Investments sold	—	334,134	2,557,020
Dividends	7,854	4,028	1,438,418
Interest	31,634,448	17,943,859	86,977
Reclaims	13,379	20,068	13,879
Expense reimbursement due from Investment Manager	65,964	—	21,395
Prepaid expense	31,276	31,935	22,570
Total assets	2,956,542,694	2,801,701,115	2,082,243,480
Liabilities
Due upon return of securities on loan	265,821,569	373,802,552	368,878,020
Unrealized depreciation on forward foreign currency exchange contracts	—	2,279,324	—
Payable for:
Investments purchased	—	—	8,074,258
Investments purchased on a delayed delivery basis	—	91,135,937	—
Capital shares purchased	2,261,030	1,912,851	1,440,227
Variation margin on futures contracts	1,571,220	—	—
Investment management fees	1,006,193	867,294	879,180
Distribution fees	815	458	101
Transfer agent fees	131,794	114,064	83,807
Administration fees	137,959	120,229	76,004
Other expenses	110,098	89,869	77,351
Total liabilities	271,040,678	470,322,578	379,508,948
Net assets applicable to outstanding shares	$2,685,502,016	$2,331,378,537	$1,702,734,532
Represented by
Paid-in capital	$2,612,423,121	$2,168,392,582	$—
Undistributed (excess of distributions over) net investment income	73,062,235	60,759,957	—
Accumulated net realized gain (loss)	(27,528,509)	18,775,733	—
Unrealized appreciation (depreciation) on:
Investments	32,337,395	80,502,125	—
Foreign currency translations	—	(178,293)	—
Forward foreign currency exchange contracts	—	3,126,433	—
Futures contracts	(4,792,226)	—	—
Partners’ capital	—	—	1,702,734,532
Total — representing net assets applicable to outstanding shares	$2,685,502,016	$2,331,378,537	$1,702,734,532
*Value of securities on loan	$266,590,743	$366,957,846	$358,785,526
Net assets applicable to outstanding shares
Class 1	$2,681,323,709	$2,328,963,438	$1,702,236,966
Class 2	$4,178,307	$2,415,099	$497,566
Shares outstanding
Class 1	259,125,497	210,269,614	151,216,047
Class 2	405,267	218,582	44,387
Net asset value per share
Class 1	$10.35	$11.08	$11.26
Class 2	$10.31	$11.05	$11.21

The accompanying Notes to Financial Statements are an integral part of this statement.

290	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

December 31, 2011	Variable Portfolio – Columbia Wanger International Equities Fund	Variable Portfolio – Columbia Wanger U.S. Equities Fund	Variable Portfolio – DFA International Value Fund
Assets
Investments, at value*
Unaffiliated issuers (identified cost $477,931,466, $572,117,005, $1,374,560,250)	$478,462,250	$656,021,201	$1,282,026,415
Affiliated issuers (identified cost $43,236,307, $13,983,967, $4,519,410)	43,236,307	13,983,967	4,519,410
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $7,998,069, $103,957,043, $—)	7,998,069	103,957,043	—
Repurchase agreements (identified cost $60,638,470, $62,177,568, $—)	60,638,470	62,177,568	—
Total investments (identified cost $589,804,312, $752,235,583, $1,379,079,660)	590,335,096	836,139,779	1,286,545,825
Cash	358	—	—
Foreign currency (identified cost $41,958, $—, $9,844,245)	41,924	—	9,867,779
Unrealized appreciation on forward foreign currency exchange contracts	465	—	432
Receivable for:
Investments sold	478,576	1,645,992	6,255,776
Capital shares sold	—	6,290	—
Dividends	523,284	448,111	1,849,643
Interest	47,385	57,093	1,451
Reclaims	230,776	—	773,640
Expense reimbursement due from Investment Manager	43,986	—	—
Prepaid expense	11,695	13,699	15,973
Total assets	591,713,545	838,310,964	1,305,310,519
Liabilities
Due upon return of securities on loan	68,636,539	166,134,611	—
Unrealized depreciation on forward foreign currency exchange contracts	1,513	—	—
Payable for:
Investments purchased	171,789	1,417,492	7,346,540
Capital shares purchased	446,650	574,965	1,156,021
Foreign capital gains taxes deferred	200,152	—	8,323
Investment management fees	391,018	470,047	882,408
Distribution fees	732	538	341
Transfer agent fees	25,425	32,941	63,097
Administration fees	33,837	43,232	79,779
Expense reimbursement due to Investment Manager	—	—	5,723
Other expenses	225,145	62,147	151,161
Total liabilities	70,132,800	168,735,973	9,693,393
Net assets applicable to outstanding shares	$521,580,745	$669,574,991	$1,295,617,126
Represented by
Paid-in capital	$514,972,908	$—	$1,424,948,551
Undistributed (excess of distributions over) net investment income	(3,481,996)	—	(150,510)
Accumulated net realized gain (loss)	9,766,631	—	(36,671,063)
Unrealized appreciation (depreciation) on:
Investments	530,784	—	(92,533,835)
Foreign currency translations	(6,382)	—	31,874
Forward foreign currency exchange contracts	(1,048)	—	432
Foreign capital gains tax	(200,152)	—	(8,323)
Partners’ capital	—	669,574,991	—
Total — representing net assets applicable to outstanding shares	$521,580,745	$669,574,991	$1,295,617,126
*Value of securities on loan	$65,992,973	$161,598,819	$—
Net assets applicable to outstanding shares
Class 1	$517,955,790	$666,864,946	$1,293,914,881
Class 2	$3,624,955	$2,710,045	$1,702,245
Shares outstanding
Class 1	50,683,647	59,016,501	149,855,717
Class 2	354,593	240,816	197,497
Net asset value per share
Class 1	$10.22	$11.30	$8.63
Class 2	$10.22	$11.25	$8.62

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	291

Statement of Assets and Liabilities (continued)

December 31, 2011	Variable Portfolio – Eaton Vance Floating-Rate Income Fund	Variable Portfolio – Invesco International Growth Fund	Variable Portfolio – J.P. Morgan Core Bond Fund
Assets
Investments, at value*
Unaffiliated issuers (identified cost $907,272,462, $1,554,309,624, $1,974,623,360)	$893,674,121	$1,624,573,338	$2,054,851,657
Affiliated issuers (identified cost $27,927,273, $162,648,841, $29,547,437)	27,927,273	162,648,841	29,547,437
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $—, $63,475,180, $225,052,854)	—	63,475,180	225,052,854
Repurchase agreements (identified cost $—, $59,954,155, $70,997,814)	—	59,954,155	70,997,814
Total investments (identified cost $935,199,735, $1,840,387,800, $2,300,221,466)	921,601,394	1,910,651,514	2,380,449,762
Cash	8,152,919	—	1,060,190
Foreign currency (identified cost $—, $1,374,112, $—)	—	1,365,492	—
Unrealized appreciation on forward foreign currency exchange contracts	—	44,684	—
Receivable for:
Investments sold	1,965,000	148,220	113,024
Dividends	4,318	2,319,613	2,767
Interest	5,917,139	61,497	13,483,948
Reclaims	—	503,497	16,736
Expense reimbursement due from Investment Manager	34,195	127,875	—
Prepaid expense	13,381	27,030	26,571
Total assets	937,688,346	1,915,249,422	2,395,152,998
Liabilities
Due upon return of securities on loan	—	123,429,335	296,050,668
Unrealized depreciation on forward foreign currency exchange contracts	—	5,097	—
Payable for:
Investments purchased	1,024,101	13,925,060	—
Investments purchased on a delayed delivery basis	10,851,572	—	4,630,784
Capital shares purchased	860,774	1,522,244	1,723,409
Investment management fees	474,635	1,200,073	791,016
Distribution fees	1,653	375	607
Transfer agent fees	45,202	86,921	102,623
Administration fees	51,025	107,575	108,788
Other expenses	153,819	279,377	75,194
Total liabilities	13,462,781	140,556,057	303,483,089
Net assets applicable to outstanding shares	$924,225,565	$1,774,693,365	$2,091,669,909
Represented by
Paid-in capital	$890,644,429	$1,667,327,754	$1,953,616,699
Undistributed (excess of distributions over) net investment income	40,460,493	713,248	51,200,118
Accumulated net realized gain (loss)	6,718,984	36,402,523	6,624,796
Unrealized appreciation (depreciation) on:
Investments	(13,598,341)	70,263,714	80,228,296
Foreign currency translations	—	(53,461)	—
Forward foreign currency exchange contracts	—	39,587	—
Partners’ capital	—	—	—
Total — representing net assets applicable to outstanding shares	$924,225,565	$1,774,693,365	$2,091,669,909
*Value of securities on loan	$—	$119,459,509	$298,490,738
Net assets applicable to outstanding shares
Class 1	$916,052,186	$1,772,804,857	$2,088,567,351
Class 2	$8,173,379	$1,888,508	$3,102,558
Shares outstanding
Class 1	91,858,359	168,180,343	191,486,099
Class 2	828,825	179,410	285,371
Net asset value per share
Class 1	$9.97	$10.54	$10.91
Class 2	$9.86	$10.53	$10.87

The accompanying Notes to Financial Statements are an integral part of this statement.

292	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

December 31, 2011	Variable Portfolio – Jennison Mid Cap Growth Fund	Variable Portfolio – MFS Value Fund	Variable Portfolio – Marsico Growth Fund
Assets
Investments, at value*
Unaffiliated issuers (identified cost $795,199,534, $1,609,828,689, $1,459,064,349)	$898,320,987	$1,707,491,385	$1,633,598,243
Affiliated issuers (identified cost $19,292,908, $31,366,533, $100,811,321)	19,292,908	31,366,533	100,811,321
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $128,612,180, $104,570,100, $189,778,650)	128,612,180	104,570,100	189,778,650
Repurchase agreements (identified cost $87,990,536, $111,582,767, $55,698,363)	87,990,536	111,582,767	55,698,363
Total investments (identified cost $1,031,095,158, $1,857,348,089, $1,805,352,683)	1,134,216,611	1,955,010,785	1,979,886,577
Foreign currency (identified cost $—, $31,809, $—)	—	31,809	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	18,272
Receivable for:
Investments sold	128,796	521,822	1,880,693
Capital shares sold	2,339	—	—
Dividends	793,064	3,983,177	1,237,581
Interest	109,982	32,457	60,187
Reclaims	—	141,065	86,712
Expense reimbursement due from Investment Manager	10,349	74,421	135,699
Prepaid expense	17,472	31,447	22,119
Total assets	1,135,278,613	1,959,826,983	1,983,327,840
Liabilities
Disbursements in excess of cash	—	36,726	—
Due upon return of securities on loan	216,602,716	216,152,867	245,477,013
Payable for:
Investments purchased	—	—	50,547,694
Capital shares purchased	775,911	1,454,178	1,441,573
Investment management fees	565,514	890,369	870,362
Distribution fees	191	295	397
Transfer agent fees	45,240	84,925	82,925
Administration fees	43,525	76,937	75,269
Other expenses	113,269	158,595	76,462
Total liabilities	218,146,366	218,854,892	298,571,695
Net assets applicable to outstanding shares	$917,132,247	$1,740,972,091	$1,684,756,145
Represented by
Partners’ capital	$917,132,247	$1,740,972,091	$1,684,756,145
Total — representing net assets applicable to outstanding shares	$917,132,247	$1,740,972,091	$1,684,756,145
*Value of securities on loan	$216,185,039	$210,440,484	$238,118,814
Net assets applicable to outstanding shares
Class 1	$916,179,377	$1,739,491,761	$1,682,839,286
Class 2	$952,870	$1,480,330	$1,916,859
Shares outstanding
Class 1	79,020,065	161,663,410	142,827,927
Class 2	82,605	138,090	163,352
Net asset value per share
Class 1	$11.59	$10.76	$11.78
Class 2	$11.54	$10.72	$11.73

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	293

Statement of Assets and Liabilities (continued)

December 31, 2011	Variable Portfolio – Mondrian International Small Cap Fund	Variable Portfolio – Morgan Stanley Global Real Estate Fund	Variable Portfolio – NFJ Dividend Value Fund
Assets
Investments, at value*
Unaffiliated issuers (identified cost $298,181,896, $382,910,717, $1,607,698,725)	$306,235,422	$387,896,505	$1,695,863,184
Affiliated issuers (identified cost $11,170,216, $13,765,000, $57,698,139)	11,170,216	13,765,000	57,698,139
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $999,698, $1,000,000, $244,375,802)	999,698	1,000,000	244,375,802
Repurchase agreements (identified cost $30,024,201, $27,315,561, $22,718,215)	30,024,201	27,315,561	22,718,215
Total investments (identified cost $340,376,011, $424,991,278, $1,932,490,881)	348,429,537	429,977,066	2,020,655,340
Foreign currency (identified cost $412,786, $1,479,771, $—)	410,867	1,441,707	—
Unrealized appreciation on forward foreign currency exchange contracts	194,951	—	—
Receivable for:
Investments sold	63,330	538,476	—
Capital shares sold	—	—	1,677
Dividends	847,252	1,551,448	4,737,748
Interest	49,308	22,853	130,817
Reclaims	90,862	77,083	275,124
Expense reimbursement due from Investment Manager	—	25,160	—
Prepaid expense	9,349	9,958	31,577
Total assets	350,095,456	433,643,751	2,025,832,283
Liabilities
Disbursements in excess of cash	23,528	—	—
Due upon return of securities on loan	31,023,899	28,315,561	267,094,017
Unrealized depreciation on forward foreign currency exchange contracts	30,389	—	—
Payable for:
Investments purchased	—	415,939	—
Capital shares purchased	266,746	341,171	1,452,946
Investment management fees	242,080	279,069	891,691
Distribution fees	1	586	299
Transfer agent fees	15,453	19,698	85,058
Administration fees	20,605	26,266	77,047
Other expenses	84,192	77,751	130,980
Total liabilities	31,706,893	29,476,041	269,732,038
Net assets applicable to outstanding shares	$318,388,563	$404,167,710	$1,756,100,245
Represented by
Paid-in capital	$293,401,138	$394,090,202	$—
Undistributed (excess of distributions over) net investment income	(1,374,588)	(1,794,597)	—
Accumulated net realized gain (loss)	18,150,649	6,919,607	—
Unrealized appreciation (depreciation) on:
Investments	8,053,526	4,985,788	—
Foreign currency translations	(6,724)	(33,290)	—
Forward foreign currency exchange contracts	164,562	—	—
Partners’ capital	—	—	1,756,100,245
Total — representing net assets applicable to outstanding shares	$318,388,563	$404,167,710	$1,756,100,245
*Value of securities on loan	$29,665,398	$26,999,852	$260,144,378
Net assets applicable to outstanding shares
Class 1	$318,382,854	$401,238,332	$1,754,511,303
Class 2	$5,709	$2,929,378	$1,588,942
Shares outstanding
Class 1	29,502,790	39,790,311	150,463,500
Class 2	529	291,555	136,815
Net asset value per share
Class 1	$10.79	$10.08	$11.66
Class 2	$10.79	$10.05	$11.61

The accompanying Notes to Financial Statements are an integral part of this statement.

294	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

December 31, 2011	Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	Variable Portfolio – Partners Small Cap Growth Fund	Variable Portfolio – PIMCO Mortgage- Backed Securities Fund
Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,522,604,617, $435,969,378, $1,641,376,415)	$1,614,582,138	$495,692,422	$1,661,311,418
Repurchase agreements (identified cost $–, $–, $113,400,000)	—	—	113,400,000
Affiliated issuers (identified cost $60,793,193, $11,387,300, $—)	60,793,193	11,387,300	—
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $240,879,276, $69,979,814, $—)	240,879,276	69,979,814	—
Repurchase agreements (identified cost $92,935,100, $70,925,736, $—)	92,935,100	70,925,736	—
Total investments (identified cost $1,917,212,186, $588,262,228, $1,754,776,415)	2,009,189,707	647,985,272	1,774,711,418
Cash	—	—	416,913
Receivable for:
Investments sold	1,313,923	621,763	340,799,517
Dividends	1,250,104	305,804	—
Interest	76,217	140,277	3,673,906
Expense reimbursement due from Investment Manager	31,223	—	46,086
Prepaid expense	27,165	9,511	19,954
Total assets	2,011,888,339	649,062,627	2,119,667,794
Liabilities
Forward sales commitments, at value (proceeds receivable $—, $—, $234,262,461)	—	—	236,855,318
Disbursements in excess of cash	—	4	—
Due upon return of securities on loan	333,814,376	140,905,550	—
Payable for:
Investments purchased	1,120,387	647,508	105,807,031
Investments purchased on a delayed delivery basis	—	—	530,633,453
Capital shares purchased	1,440,302	426,452	1,036,145
Collateral and deposits	—	—	1,390,000
Investment management fees	867,267	364,747	482,960
Distribution fees	119	130	296
Transfer agent fees	82,615	25,048	61,105
Administration fees	75,011	33,360	67,271
Other expenses	86,312	63,400	206,889
Total liabilities	337,486,389	142,466,199	876,540,468
Net assets applicable to outstanding shares	$1,674,401,950	$506,596,428	$1,243,127,326
Represented by
Paid-in capital	$—	$—	$1,190,846,388
Undistributed (excess of distributions over) net investment income	—	—	24,168,551
Accumulated net realized gain (loss)	—	—	10,770,241
Unrealized appreciation (depreciation) on:
Investments	—	—	17,342,146
Partners’ capital	1,674,401,950	506,596,428	—
Total — representing net assets applicable to outstanding shares	$1,674,401,950	$506,596,428	$1,243,127,326
*Value of securities on loan	$325,473,175	$137,120,942	$—
Net assets applicable to outstanding shares
Class 1	$1,673,805,677	$505,965,614	$1,241,618,494
Class 2	$596,273	$630,814	$1,508,832
Shares outstanding
Class 1	146,673,151	43,112,509	116,950,452
Class 2	52,494	53,985	142,502
Net asset value per share
Class 1	$11.41	$11.74	$10.62
Class 2	$11.36	$11.68	$10.59

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	295

Statement of Assets and Liabilities (continued)

December 31, 2011	Variable Portfolio – Pyramis International Equity Fund	Variable Portfolio – Wells Fargo Short Duration Government Fund
Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,071,080,160, $1,800,092,408)	$1,055,665,890	$1,804,356,556
Affiliated issuers (identified cost $33,560,074, $91,890,502)	33,560,074	91,890,502
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $5,997,999, $309,887,858)	5,997,999	309,887,858
Repurchase agreements (identified cost $54,264,154, $52,937,649)	54,264,154	52,937,649
Total investments (identified cost $1,164,902,387, $2,254,808,417)	1,149,488,117	2,259,072,565
Cash	—	3,468
Foreign currency (identified cost $644,077, $—)	644,385	—
Margin deposits on futures contracts	2,700,000	—
Receivable for:
Investments sold	640,088	258,964,345
Dividends	1,724,249	20,933
Interest	24,860	5,256,211
Reclaims	607,226	—
Variation margin on futures contracts	155,250	—
Expense reimbursement due from Investment Manager	17,023	22,713
Prepaid expense	13,678	22,177
Total assets	1,156,014,876	2,523,362,412
Liabilities
Disbursements in excess of cash	639,005	—
Due upon return of securities on loan	60,262,153	362,825,507
Unrealized depreciation on forward foreign currency exchange contracts	1,963	—
Payable for:
Investments purchased	558,523	231,446,628
Investments purchased on a delayed delivery basis	—	146,249,423
Capital shares purchased	933,048	1,496,676
Investment management fees	756,186	682,362
Distribution fees	117	196
Transfer agent fees	53,631	87,692
Administration fees	68,735	93,857
Other expenses	160,457	83,237
Total liabilities	63,433,818	742,965,578
Net assets applicable to outstanding shares	$1,092,581,058	$1,780,396,834
Represented by
Paid-in capital	$1,095,775,252	$1,738,472,716
Undistributed (excess of distributions over) net investment income	(397,059)	22,921,680
Accumulated net realized gain (loss)	12,478,217	14,738,290
Unrealized appreciation (depreciation) on:
Investments	(15,414,270)	4,264,148
Foreign currency translations	(19,984)	—
Forward foreign currency exchange contracts	(1,963)	—
Futures contracts	160,865	—
Total — representing net assets applicable to outstanding shares	$1,092,581,058	$1,780,396,834
*Value of securities on loan	$58,132,525	$355,825,474
Net assets applicable to outstanding shares
Class 1	$1,091,985,063	$1,779,391,805
Class 2	$595,995	$1,005,029
Shares outstanding
Class 1	113,153,432	172,409,061
Class 2	61,873	97,679
Net asset value per share
Class 1	$9.65	$10.32
Class 2	$9.63	$10.29

The accompanying Notes to Financial Statements are an integral part of this statement.

296	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2011	Columbia Variable Portfolio – Limited Duration Credit Fund	Variable Portfolio – American Century Diversified Bond Fund	Variable Portfolio – American Century Growth Fund
Net investment income
Income:
Dividends	$—	$—	$25,324,489
Interest	86,191,158	70,123,589	1,877
Dividends from affiliates	90,185	147,070	30,699
Income from securities lending—net	650,877	828,140	592,033
Foreign taxes withheld	—	(36,551)	(182,367)
Total income	86,932,220	71,062,248	25,766,731
Expenses:
Investment management fees	11,781,840	10,005,448	10,668,735
Distribution fees
Class 2	7,006	3,676	979
Transfer agent fees
Class 1	1,537,896	1,305,444	1,013,936
Class 2	1,682	882	234
Administration fees	1,614,379	1,381,128	922,297
Compensation of board members	47,227	45,823	33,010
Custodian fees	13,350	36,390	31,804
Printing and postage fees	69,253	45,395	73,262
Professional fees	99,733	72,214	72,993
Other	(83,544)	(38,035)	(81,162)
Total expenses	15,088,822	12,858,365	12,736,088
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,227,380)	(354,381)	(870,940)
Total net expenses	13,861,442	12,503,984	11,865,148
Net investment income (loss)	73,070,778	58,558,264	13,901,583
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	44,305,109	22,598,035	128,326,171
Foreign currency translations	—	(357,876)	(314)
Forward foreign currency exchange contracts	—	141,665	(479,302)
Futures contracts	(58,403,301)	—	—
Net realized gain (loss)	(14,098,192)	22,381,824	127,846,555
Net change in unrealized appreciation (depreciation) on:
Investments	17,318,657	74,703,199	(148,883,364)
Foreign currency translations	—	(179,471)	(13)
Forward foreign currency exchange contracts	—	1,544,603	97,011
Futures contracts	(18,222,543)	—	—
Net change in unrealized appreciation (depreciation)	(903,886)	76,068,331	(148,786,366)
Net realized and unrealized gain (loss)	(15,002,078)	98,450,155	(20,939,811)
Net change in net assets resulting from operations	$58,068,700	$157,008,419	$(7,038,228)

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	297

Statement of Operations (continued)

Year ended December 31, 2011	Variable Portfolio – Columbia Wanger International Equities Fund	Variable Portfolio – Columbia Wanger U.S. Equities Fund	Variable Portfolio – DFA International Value Fund
Net investment income
Income:
Dividends	$12,149,537	$3,538,899	$45,074,417
Interest	—	6	10,003
Dividends from affiliates	56,465	12,318	42,697
Income from securities lending — net	585,523	654,624	1,737,908
Foreign taxes withheld	(1,107,811)	(5,171)	(5,058,980)
Total income	11,683,714	4,200,676	41,806,045
Expenses:
Investment management fees	4,753,824	5,747,940	10,889,825
Distribution fees
Class 2	7,101	4,618	2,871
Transfer agent fees
Class 1	307,544	401,930	778,633
Class 2	1,704	1,109	689
Administration fees	411,378	528,745	984,027
Compensation of board members	14,446	16,805	25,813
Custodian fees	290,020	18,795	257,324
Printing and postage fees	7,214	88,528	68,052
Professional fees	37,346	31,841	51,529
Other	21,383	(125,124)	(42,413)
Total expenses	5,851,960	6,715,187	13,016,350
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(401,101)	(195,561)	(894,205)
Total net expenses	5,450,859	6,519,626	12,122,145
Net investment income (loss)	6,232,855	(2,318,950)	29,683,900
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	13,483,370	5,111,732	(30,926,943)
Foreign currency translations	(461,787)	—	(373,399)
Forward foreign currency exchange contracts	118,674	—	(4,263,417)
Futures contracts	—	—	(2,311,457)
Increase from payment by affiliate (see Note 6)	14,252	—	—
Net realized gain (loss)	13,154,509	5,111,732	(37,875,216)
Net change in unrealized appreciation (depreciation) on:
Investments	(91,761,894)	(30,722,982)	(263,485,972)
Foreign currency translations	(123,019)	—	(122,307)
Forward foreign currency exchange contracts	2,691	—	(2,002,887)
Futures contracts	—	—	277,409
Foreign capital gains tax	(200,152)	—	(8,323)
Net change in unrealized appreciation (depreciation)	(92,082,374)	(30,722,982)	(265,342,080)
Net realized and unrealized gain (loss)	(78,927,865)	(25,611,250)	(303,217,296)
Net change in net assets resulting from operations	$(72,695,010)	$(27,930,200)	$(273,533,396)

The accompanying Notes to Financial Statements are an integral part of this statement.

298	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Year ended December 31, 2011	Variable Portfolio – Eaton Vance Floating-Rate Income Fund	Variable Portfolio – Invesco International Growth Fund	Variable Portfolio – J.P. Morgan Core Bond Fund
Net investment income
Income:
Dividends	$—	$53,091,540	$—
Interest	46,387,662	4,602	65,666,052
Dividends from affiliates	92,048	221,265	39,610
Income from securities lending — net	—	1,407,807	862,089
Foreign taxes withheld	—	(5,858,779)	(9,966)
Total income	46,479,710	48,866,435	66,557,785
Expenses:
Investment management fees	5,533,122	14,400,495	9,084,668
Distribution fees
Class 2	14,646	2,936	4,402
Transfer agent fees
Class 1	523,437	1,041,912	1,171,615
Class 2	3,515	704	1,057
Administration fees	595,804	1,291,209	1,247,473
Compensation of board members	18,879	52,378	39,881
Custodian fees	191,575	295,431	43,463
Printing and postage fees	73,262	47,214	90,997
Professional fees	73,366	51,961	47,795
Other	(102,411)	131,188	(87,348)
Total expenses	6,925,195	17,315,428	11,644,003
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(908,713)	(715,055)	(349,842)
Total net expenses	6,016,482	16,600,373	11,294,161
Net investment income (loss)	40,463,228	32,266,062	55,263,624
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	6,719,284	36,620,521	6,644,191
Foreign currency translations	—	(1,399,936)	—
Forward foreign currency exchange contracts	—	853,102	—
Increase from payment by affiliate (see Note 6)	—	40,582	—
Net realized gain (loss)	6,719,284	36,114,269	6,644,191
Net change in unrealized appreciation (depreciation) on:
Investments	(25,660,496)	(189,019,677)	72,880,177
Foreign currency translations	—	(59,780)	—
Forward foreign currency exchange contracts	—	39,587	—
Net change in unrealized appreciation (depreciation)	(25,660,496)	(189,039,870)	72,880,177
Net realized and unrealized gain (loss)	(18,941,212)	(152,925,601)	79,524,368
Net change in net assets resulting from operations	$21,522,016	$(120,659,539)	$134,787,992

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	299

Statement of Operations (continued)

Year ended December 31, 2011	Variable Portfolio – Jennison Mid Cap Growth Fund	Variable Portfolio – MFS Value Fund	Variable Portfolio – Marsico Growth Fund
Net investment income
Income:
Dividends	$9,207,379	$43,794,854	$21,504,994
Dividends from affiliates	28,781	43,005	129,389
Income from securities lending — net	513,217	302,771	887,791
Foreign taxes withheld	(54,560)	(653,841)	(98,649)
Total income	9,694,817	43,486,789	22,423,525
Expenses:
Investment management fees	6,708,683	10,381,548	10,458,493
Distribution fees
Class 2	1,625	2,421	3,402
Transfer agent fees
Class 1	536,294	987,689	995,148
Class 2	390	581	816
Administration fees	516,889	898,364	904,776
Compensation of board members	24,338	45,313	32,206
Custodian fees	14,769	32,168	29,454
Printing and postage fees	17,214	47,214	68,052
Professional fees	33,464	43,946	72,257
Other	20,872	59,813	56,649
Total expenses	7,874,538	12,499,057	12,621,253
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(455,357)	(1,062,145)	(766,774)
Total net expenses	7,419,181	11,436,912	11,854,479
Net investment income (loss)	2,275,636	32,049,877	10,569,046
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	37,681,433	38,229,822	47,755,003
Foreign currency translations	(388)	(163,223)	(4,478)
Forward foreign currency exchange contracts	—	173,603	(968)
Net realized gain (loss)	37,681,045	38,240,202	47,749,557
Net change in unrealized appreciation (depreciation) on:
Investments	(20,645,243)	(70,234,281)	(95,960,006)
Foreign currency translations	—	(13,089)	(15,685)
Forward foreign currency exchange contracts	—	—	18,272
Net change in unrealized appreciation (depreciation)	(20,645,243)	(70,247,370)	(95,957,419)
Net realized and unrealized gain (loss)	17,035,802	(32,007,168)	(48,207,862)
Net change in net assets resulting from operations	$19,311,438	$42,709	$(37,638,816)

The accompanying Notes to Financial Statements are an integral part of this statement.

300	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Year ended December 31, 2011	Variable Portfolio – Mondrian International Small Cap Fund	Variable Portfolio – Morgan Stanley Global Real Estate Fund	Variable Portfolio – NFJ Dividend Value Fund
Net investment income
Income:
Dividends	$11,838,558	$11,734,779	$63,659,154
Interest	76	40	—
Dividends from affiliates	14,658	19,914	153,119
Income from securities lending — net	394,553	237,699	1,176,781
Foreign taxes withheld	(1,114,194)	(394,621)	(1,066,848)
Total income	11,133,651	11,597,811	63,922,206
Expenses:
Investment management fees	2,911,396	3,318,413	10,416,615
Distribution fees
Class 2	16	5,338	1,769
Transfer agent fees
Class 1	185,775	232,954	991,352
Class 2	4	1,281	424
Administration fees	247,712	312,324	901,286
Compensation of board members	9,805	13,056	44,156
Custodian fees	69,251	87,525	13,405
Printing and postage fees	59,095	—	27,214
Professional fees	31,668	35,986	43,826
Other	(83,268)	(41,079)	36,644
Total expenses	3,431,454	3,965,798	12,476,691
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(524,304)	(645,661)
Total net expenses	3,431,454	3,441,494	11,831,030
Net investment income (loss)	7,702,197	8,156,317	52,091,176
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	18,344,987	7,587,189	88,934,147
Foreign currency translations	135,133	48,721	—
Forward foreign currency exchange contracts	(38,031)	(17,287)	—
Net realized gain (loss)	18,442,089	7,618,623	88,934,147
Net change in unrealized appreciation (depreciation) on:
Investments	(52,613,787)	(52,893,787)	(82,652,266)
Foreign currency translations	(12,673)	(57,493)	—
Forward foreign currency exchange contracts	160,994	7,632	—
Net change in unrealized appreciation (depreciation)	(52,465,466)	(52,943,648)	(82,652,266)
Net realized and unrealized gain (loss)	(34,023,377)	(45,325,025)	6,281,881
Net change in net assets resulting from operations	$(26,321,180)	$(37,168,708)	$58,373,057

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	301

Statement of Operations (continued)

Year ended December 31, 2011	Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	Variable Portfolio – Partners Small Cap Growth Fund	Variable Portfolio – PIMCO Mortgage – Backed Securities Fund
Net investment income
Income:
Dividends	$12,528,292	$2,547,324	$—
Interest	—	—	30,828,749
Dividends from affiliates	78,546	16,160	—
Income from securities lending — net	536,614	1,136,403	4,248
Foreign taxes withheld	—	(6,814)	—
Total income	13,143,452	3,693,073	30,832,997
Expenses:
Investment management fees	10,139,391	4,357,684	5,633,674
Distribution fees
Class 2	635	966	2,259
Transfer agent fees
Class 1	963,903	298,873	710,708
Class 2	152	232	542
Administration fees	878,184	398,379	786,052
Compensation of board members	27,973	12,558	31,719
Custodian fees	13,652	43,770	171,746
Printing and postage fees	700	26,900	16,314
Professional fees	44,937	40,126	41,277
Other	43,283	(41,561)	24,653
Total expenses	12,112,810	5,137,927	7,418,944
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(416,052)	—	(814,145)
Total net expenses	11,696,758	5,137,927	6,604,799
Net investment income (loss)	1,446,694	(1,444,854)	24,228,198
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	39,554,468	36,813,161	21,118,420
Futures contracts	—	—	232,328
Net realized gain (loss)	39,554,468	36,813,161	21,350,748
Net change in unrealized appreciation (depreciation) on:
Investments	(52,991,155)	(32,789,547)	18,844,779
Net change in unrealized appreciation (depreciation)	(52,991,155)	(32,789,547)	18,844,779
Net realized and unrealized gain (loss)	(13,436,687)	4,023,614	40,195,527
Net change in net assets resulting from operations	$(11,989,993)	$2,578,760	$64,423,725

The accompanying Notes to Financial Statements are an integral part of this statement.

302	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Year ended December 31, 2011	Variable Portfolio – Pyramis International Equity Fund	Variable Portfolio – Wells Fargo Short Duration Government Fund
Net investment income
Income:
Dividends	$36,079,439	$—
Interest	23	31,607,399
Dividends from affiliates	76,090	200,810
Income from securities lending — net	1,094,358	870,898
Foreign taxes withheld	(3,622,142)	—
Total income	33,627,768	32,679,107
Expenses:
Investment management fees	9,055,809	7,999,348
Distribution fees
Class 2	882	1,737
Transfer agent fees
Class 1	641,645	1,026,248
Class 2	212	417
Administration fees	823,537	1,101,467
Compensation of board members	23,812	33,294
Custodian fees	252,536	32,991
Printing and postage fees	73,352	53,895
Professional fees	51,413	76,642
Other	(96,954)	(60,145)
Total expenses	10,826,244	10,265,894
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(628,836)	(514,516)
Total net expenses	10,197,408	9,751,378
Net investment income (loss)	23,430,360	22,927,729
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	13,852,417	15,606,213
Foreign currency translations	(620,190)	—
Forward foreign currency exchange contracts	201,070	—
Futures contracts	(303,414)	—
Net realized gain (loss)	13,129,883	15,606,213
Net change in unrealized appreciation (depreciation) on:
Investments	(173,866,651)	1,989,066
Foreign currency translations	(36,294)	—
Forward foreign currency exchange contracts	(9,687)	—
Futures contracts	(314,950)	—
Net change in unrealized appreciation (depreciation)	(174,227,582)	1,989,066
Net realized and unrealized gain (loss)	(161,097,699)	17,595,279
Net change in net assets resulting from operations	$(137,667,339)	$40,523,008

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	303

Statement of Changes in Net Assets

Year ended December 31,	Columbia Variable Portfolio – Limited Duration Credit Fund			Variable Portfolio – American Century Diversified Bond Fund
	2011	2010(a)		2011	2010(a)
Operations
Net investment income (loss)	$73,070,778	$34,148,322		$58,558,264	$24,738,444
Net realized gain (loss)	(14,098,192)	(6,465,300)		22,381,824	6,260,679
Net change in unrealized appreciation (depreciation)	(903,886)	28,449,055		76,068,331	7,381,519
Net increase (decrease) in net assets resulting from operations	58,068,700	56,132,077		157,008,419	38,380,642
Distributions to shareholders from:
Net investment income
Class 1	(34,116,113)	—		(23,096,395)	—
Class 2	(40,538)	—		(14,310)	—
Net realized gains
Class 1	(6,956,317)	—		(9,286,348)	—
Class 2	(8,914)	—		(6,482)	—
Total distributions to shareholders	(41,121,882)	—		(32,403,535)	—
Increase (decrease) in net assets from share transactions	296,895,314	2,315,516,272		208,051,275	1,960,313,272
Total increase (decrease) in net assets	313,842,132	2,371,648,349		332,656,159	1,998,693,914
Net assets at beginning of year	2,371,659,884	11,535	(b)	1,998,722,378	28,464	(c)
Net assets at end of year	$2,685,502,016	$2,371,659,884		$2,331,378,537	$1,998,722,378
Undistributed (excess of distributions over) net investment income	$73,062,235	$34,148,322		$60,759,957	$21,949,596

	Columbia Variable Portfolio – Limited Duration Credit Fund				Variable Portfolio – American Century Diversified Bond Fund
	2011		2010(a)		2011		2010(a)
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	34,716,638	360,074,770	231,562,661	2,321,856,290	27,676,967	295,645,998	194,702,664	1,999,994,210
Distributions reinvested	3,968,351	41,072,430	—	—	3,060,751	32,382,743	—	—
Redemptions	(10,376,447)	(107,194,367)	(746,360)	(7,583,471)	(11,241,664)	(121,490,233)	(3,931,408)	(40,502,156)
Net increase (decrease)	28,308,542	293,952,833	230,816,301	2,314,272,819	19,496,054	206,538,508	190,771,256	1,959,492,054
Class 2 shares
Subscriptions	378,055	3,919,755	148,057	1,517,580	167,872	1,802,718	84,222	890,096
Distributions reinvested	4,787	49,452	—	—	1,967	20,792	—	—
Redemptions	(99,574)	(1,026,726)	(26,558)	(274,127)	(29,362)	(310,743)	(6,617)	(68,878)
Net increase	283,268	2,942,481	121,499	1,243,453	140,477	1,512,767	77,605	821,218
Total net increase (decrease)	28,591,810	296,895,314	230,937,800	2,315,516,272	19,636,531	208,051,275	190,848,861	1,960,313,272

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $2, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(c)

Initial capital of $24,000 was contributed on April 20, 2010. The Fund had an increase in net assets resulting from operations of $426, and an increase in net assets resulting from proceeds from sales of shares of $4,038 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

304	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Year ended December 31,	Variable Portfolio – American Century Growth Fund			Variable Portfolio – Columbia Wanger International Equities Fund
	2011	2010(a)		2011	2010(a)
Operations
Net investment income (loss)	$13,901,583	$9,458,833		$6,232,855	$1,736,587
Net realized gain (loss)	127,846,555	(10,001,369)		13,154,509	8,537,915
Net change in unrealized appreciation (depreciation)	(148,786,366)	272,355,849		(92,082,374)	92,405,576
Net increase (decrease) in net assets resulting from operations	(7,038,228)	271,813,313		(72,695,010)	102,680,078
Distributions to shareholders from:
Net investment income
Class 1	—	—		(13,862,924)	(2,299,420)
Class 2	—	—		(62,153)	(1,144)
Net realized gains
Class 1	—	—		(7,109,564)	—
Class 2	—	—		(42,025)	—
Total distributions to shareholders	—	—		(21,076,666)	(2,300,564)
Increase (decrease) in net assets from share transactions	(71,565,114)	1,509,513,027		110,605,341	404,360,067
Total increase (decrease) in net assets	(78,603,342)	1,781,326,340		16,833,665	504,739,581
Net assets at beginning of year	1,781,337,874	11,534	(b)	504,747,080	7,499 (c)
Net assets at end of year	$1,702,734,532	$1,781,337,874		$521,580,745	$504,747,080
Undistributed (excess of distributions over) net investment income	$—	$—		$(3,481,996)	$913,363

	Variable Portfolio – American Century Growth Fund				Variable Portfolio – Columbia Wanger International Equities Fund
	2011		2010(a)		2011		2010(a)
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	9,132,280	102,461,079	158,957,339	1,528,083,687	10,122,415	111,726,436	41,378,359	408,455,693
Distributions reinvested	—	—	—	—	1,738,048	20,972,488	216,049	2,299,420
Redemptions	(15,105,504)	(174,340,385)	(1,768,722)	(18,748,024)	(2,077,537)	(25,060,552)	(693,937)	(7,599,039)
Net increase (decrease)	(5,973,224)	(71,879,306)	157,188,617	1,509,335,663	9,782,926	107,638,372	40,900,471	403,156,074
Class 2 shares
Subscriptions	39,551	455,076	17,465	183,522	280,898	3,317,359	106,524	1,215,778
Distributions reinvested	—	—	—	—	8,612	104,178	99	1,143
Redemptions	(12,544)	(140,884)	(585)	(6,158)	(40,933)	(454,568)	(1,107)	(12,928)
Net increase	27,007	314,192	16,880	177,364	248,577	2,966,969	105,516	1,203,993
Total net increase (decrease)	(5,946,217)	(71,565,114)	157,205,497	1,509,513,027	10,031,503	110,605,341	41,005,987	404,360,067

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $3, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(c)

Initial capital of $7,500 was contributed on May 3, 2010. The Fund had a decrease in net assets resulting from operations of $1 during the period from May 3, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	305

Statement of Changes in Net Assets (continued)

Year ended December 31,	Variable Portfolio – Columbia Wanger U.S. Equities Fund			Variable Portfolio – DFA International Value Fund
	2011	2010(a)		2011	2010(a)
Operations
Net investment income (loss)	$(2,318,950)	$(296,398)		$29,683,900	$7,155,059
Net realized gain (loss)	5,111,732	113,843		(37,875,216)	39,856,614
Net change in unrealized appreciation (depreciation)	(30,722,982)	114,627,178		(265,342,080)	172,832,228
Net increase (decrease) in net assets resulting from operations	(27,930,200)	114,444,623		(273,533,396)	219,843,901
Distributions to shareholders from:
Net investment income
Class 1	—	—		(28,909,212)	(10,498,553)
Class 2	—	—		(21,935)	(2,549)
Net realized gains
Class 1	—	—		(36,176,382)	—
Class 2	—	—		(33,297)	—
Tax return of capital
Class 1	—	—		(1,370,491)	—
Class 2	—	—		(1,040)	—
Total distributions to shareholders	—	—		(66,512,357)	(10,501,102)
Increase (decrease) in net assets from share transactions	39,952,558	543,095,511		380,908,528	1,045,400,019
Total increase (decrease) in net assets	12,022,358	657,540,134		40,862,775	1,254,742,818
Net assets at beginning of year	657,552,633	12,499	(b)	1,254,754,351	11,533 (c)
Net assets at end of year	$669,574,991	$657,552,633		$1,295,617,126	$1,254,754,351
Undistributed (excess of distributions over) net investment income	$—	$—		$(150,510)	$2,370,290

	Variable Portfolio – Columbia Wanger U.S. Equities Fund				Variable Portfolio – DFA International Value Fund
	2011		2010(a)		2011		2010(a)
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	7,156,810	81,344,685	56,621,839	556,754,584	35,056,562	343,059,922	112,142,834	1,051,938,321
Distributions reinvested	—	—	—	—	6,199,180	66,456,086	1,009,638	10,498,553
Redemptions	(3,473,393)	(43,507,796)	(1,289,505)	(14,348,835)	(2,857,038)	(30,095,919)	(1,696,113)	(17,586,169)
Net increase (decrease)	3,683,417	37,836,889	55,332,334	542,405,749	38,398,704	379,420,089	111,456,359	1,044,850,705
Class 2 shares
Subscriptions	195,044	2,345,497	66,245	701,275	166,613	1,713,487	53,242	568,567
Distributions reinvested	—	—	—	—	5,268	56,270	229	2,549
Redemptions	(19,992)	(229,828)	(981)	(11,513)	(26,264)	(281,318)	(2,091)	(21,802)
Net increase	175,052	2,115,669	65,264	689,762	145,617	1,488,439	51,380	549,314
Total net increase (decrease)	3,858,469	39,952,558	55,397,598	543,095,511	38,544,321	380,908,528	111,507,739	1,045,400,019

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

Initial capital of $12,500 was contributed on May 3, 2010. The Fund had a decrease in net assets resulting from operations of $1 during the period from May 3, 2010 to May 7, 2010 (when shares became available).

(c)

Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $4, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

306	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

	Variable Portfolio – Eaton Vance Floating-Rate Income Fund			Variable Portfolio – Invesco International Growth Fund
Year ended December 31,	2011	2010(a)		2011	2010(a)
Operations
Net investment income (loss)	$40,463,228	$16,779,852		$32,266,062	$7,806,650
Net realized gain (loss)	6,719,284	1,695,919		36,114,269	18,685,001
Net change in unrealized appreciation (depreciation)	(25,660,496)	12,082,155		(189,039,870)	259,289,710
Net increase (decrease) in net assets resulting from operations	21,522,016	30,557,926		(120,659,539)	285,781,361
Distributions to shareholders from:
Net investment income
Class 1	(16,659,942)	—		(30,982,580)	(8,798,596)
Class 2	(122,565)	—		(18,885)	(469)
Net realized gains
Class 1	(1,683,217)	—		(17,942,806)	—
Class 2	(13,002)	—		(12,873)	—
Total distributions to shareholders	(18,478,726)	—		(48,957,144)	(8,799,065)
Increase (decrease) in net assets from share transactions	131,018,009	759,097,385		298,642,019	1,368,674,200
Total increase (decrease) in net assets	134,061,299	789,655,311		129,025,336	1,645,656,496
Net assets at beginning of year	790,164,266	508,955	(b)	1,645,668,029	11,533 (c)
Net assets at end of year	$924,225,565	$790,164,266		$1,774,693,365	$1,645,668,029
Undistributed (excess of distributions over) net investment income	$40,460,493	$16,779,772		$713,248	$(4,515)

	Variable Portfolio – Eaton Vance Floating-Rate Income Fund				Variable Portfolio – Invesco International Growth Fund
	2011		2010(a)		2011		2010(a)
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	16,094,448	160,747,980	79,957,147	762,765,431	26,120,698	287,645,407	142,064,592	1,376,017,043
Distributions reinvested	1,854,718	18,343,159	—	—	4,174,721	48,925,386	852,717	8,798,596
Redemptions	(5,551,594)	(54,548,749)	(548,764)	(5,365,751)	(3,446,221)	(39,507,744)	(1,586,818)	(16,572,081)
Net increase (decrease)	12,397,572	124,542,390	79,408,383	757,399,680	26,849,198	297,063,049	141,330,491	1,368,243,558
Class 2 shares
Subscriptions	795,003	7,864,112	177,110	1,708,475	151,368	1,709,666	39,583	439,539
Distributions reinvested	13,847	135,567	—	—	2,714	31,758	42	469
Redemptions	(156,528)	(1,524,060)	(1,107)	(10,770)	(13,909)	(162,454)	(888)	(9,366)
Net increase	652,322	6,475,619	176,003	1,697,705	140,173	1,578,970	38,737	430,642
Total net increase (decrease)	13,049,894	131,018,009	79,584,386	759,097,385	26,989,371	298,642,019	141,369,228	1,368,674,200

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

Initial capital of $525,000 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $20,082, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(c)

Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $4, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	307

Statement of Changes in Net Assets (continued)

Year ended December 31,	Variable Portfolio – J.P. Morgan Core Bond Fund			Variable Portfolio – Jennison Mid Cap Growth Fund
	2011	2010(a)		2011	2010(a)
Operations
Net investment income (loss)	$55,263,624	$20,497,805		$2,275,636	$3,647,271
Net realized gain (loss)	6,644,191	13,874,777		37,681,045	(6,878,632)
Net change in unrealized appreciation (depreciation)	72,880,177	7,348,119		(20,645,243)	123,766,696
Net increase (decrease) in net assets resulting from operations	134,787,992	41,720,701		19,311,438	120,535,335
Distributions to shareholders from:
Net investment income
Class 1	(24,561,962)	—		—	—
Class 2	(17,274)	—		—	—
Net realized gains
Class 1	(13,865,238)	—		—	—
Class 2	(11,010)	—		—	—
Total distributions to shareholders	(38,455,484)	—		—	—
Increase (decrease) in net assets from share transactions	202,235,828	1,751,369,337		57,581,250	719,692,690
Total increase (decrease) in net assets	298,568,336	1,793,090,038		76,892,688	840,228,025
Net assets at beginning of year(b)	1,793,101,573	11,535	(b)	840,239,559	11,534	(c)
Net assets at end of year	$2,091,669,909	$1,793,101,573		$917,132,247	$840,239,559
Undistributed (excess of distributions over) net investment income	$51,200,118	$20,497,806		$—	$—

	Variable Portfolio – J.P. Morgan Core Bond Fund				Variable Portfolio – Jennison Mid Cap Growth Fund
	2011		2010(a)		2011		2010(a)
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	25,375,849	268,983,854	183,982,410	1,867,395,864	8,112,287	92,544,611	74,852,822	729,396,909
Distributions reinvested	3,663,222	38,427,200	—	—	—	—	—	—
Redemptions	(10,012,504)	(107,022,412)	(11,523,532)	(117,205,791)	(3,016,731)	(35,564,110)	(928,967)	(10,016,813)
Net increase (decrease)	19,026,567	200,388,642	172,458,878	1,750,190,073	5,095,556	56,980,501	73,923,855	719,380,096
Class 2 shares
Subscriptions	209,226	2,238,622	119,257	1,247,219	59,397	690,378	30,658	316,960
Distributions reinvested	2,701	28,284	—	—	—	—	—	—
Redemptions	(39,701)	(419,720)	(6,612)	(67,955)	(7,497)	(89,629)	(453)	(4,366)
Net increase	172,226	1,847,186	112,645	1,179,264	51,900	600,749	30,205	312,594
Total net increase (decrease)	19,198,793	202,235,828	172,571,523	1,751,369,337	5,147,456	57,581,250	73,954,060	719,692,690

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $2, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(c)

Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $4, and an increase in net assets resulting from proceeds from sales of shares of $4,038 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

308	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

	Variable Portfolio – MFS Value Fund			Variable Portfolio – Marsico Growth Fund
Year ended December 31,	2011	2010(a)		2011	2010(a)
Operations
Net investment income (loss)	$32,049,877	$14,377,365		$10,569,046	$5,466,865
Net realized gain (loss)	38,240,202	12,596,904		47,749,557	(4,183,704)
Net change in unrealized appreciation (depreciation)	(70,247,370)	167,889,233		(95,957,419)	270,493,900
Net increase (decrease) in net assets resulting from operations	42,709	194,863,502		(37,638,816)	271,777,061
Increase (decrease) in net assets from share transactions	206,376,948	1,339,677,397		131,531,584	1,319,073,817
Total increase (decrease) in net assets	206,419,657	1,534,540,899		93,892,768	1,590,850,878
Net assets at beginning of year	1,534,552,434	11,535	(b)	1,590,863,377	12,499	(c)
Net assets at end of year	$1,740,972,091	$1,534,552,434		$1,684,756,145	$1,590,863,377

	Variable Portfolio – MFS Value Fund				Variable Portfolio – Marsico Growth Fund
	2011		2010(a)		2011		2010(a)
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	22,380,409	240,670,796	143,791,969	1,351,320,687	14,325,936	171,201,890	133,667,023	1,338,930,107
Redemptions	(3,281,511)	(35,441,108)	(1,228,111)	(11,976,086)	(3,381,892)	(41,351,713)	(1,783,890)	(20,145,653)
Net increase (decrease)	19,098,898	205,229,688	142,563,858	1,339,344,601	10,944,044	129,850,177	131,883,133	1,318,784,454
Class 2 shares
Subscriptions	120,340	1,314,567	34,631	344,460	154,127	1,878,580	27,774	304,744
Redemptions	(16,189)	(167,307)	(1,192)	(11,664)	(17,631)	(197,173)	(1,418)	(15,381)
Net increase	104,151	1,147,260	33,439	332,796	136,496	1,681,407	26,356	289,363
Total net increase (decrease)	19,203,049	206,376,948	142,597,297	1,339,677,397	11,080,540	131,531,584	131,909,489	1,319,073,817

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $3, and an increase in net assets resulting from proceeds from sales of shares of $4,038 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(c)

Initial capital of $12,500 was contributed on May 3, 2010. The Fund had a decrease in net assets resulting from operations of $1 during the period from May 3, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	309

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Mondrian International Small Cap Fund		Variable Portfolio – Morgan Stanley Global Real Estate Fund
Year ended December 31,	2011	2010(a)	2011	2010(a)
Operations
Net investment income (loss)	$7,702,197	$2,753,143	$8,156,317	$5,087,796
Net realized gain (loss)	18,442,089	6,787,484	7,618,623	5,194,935
Net change in unrealized appreciation (depreciation)	(52,465,466)	60,676,830	(52,943,648)	57,896,146
Net increase (decrease) in net assets resulting from operations	(26,321,180)	70,217,457	(37,168,708)	68,178,877
Distributions to shareholders from:
Net investment income
Class 1	(9,823,167)	(2,500,263)	(15,843,764)	—
Class 2	(178)	(42)	(94,286)	—
Net realized gains
Class 1	(6,585,064)	—	(4,964,313)	—
Class 2	(136)	—	(30,296)	—
Total distributions to shareholders	(16,408,545)	(2,500,305)	(20,932,659)	—
Increase (decrease) in net assets from share transactions	59,223,122	234,166,481	92,023,041	302,055,625
Total increase (decrease) in net assets	16,493,397	301,883,633	33,921,674	370,234,502
Net assets at beginning of year	301,895,166	11,533 (b)	370,246,036	11,534	(c)
Net assets at end of year	$318,388,563	$301,895,166	$404,167,710	$370,246,036
Undistributed (excess of distributions over) net investment income	$(1,374,588)	$460,389	$(1,794,597)	$4,981,955

	Variable Portfolio – Mondrian International Small Cap Fund				Variable Portfolio – Morgan Stanley Global Real Estate Fund
	2011		2010(a)		2011		2010(a)
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	6,390,419	73,990,202	24,624,020	238,381,644	8,976,326	96,459,379	32,186,125	308,858,524
Distributions reinvested	1,352,187	16,408,231	214,735	2,500,263	1,787,636	20,808,077	—	—
Redemptions	(2,477,661)	(31,175,625)	(601,564)	(6,715,468)	(2,448,836)	(27,720,553)	(711,594)	(7,642,367)
Net increase (decrease)	5,264,945	59,222,808	24,237,191	234,166,439	8,315,126	89,546,903	31,474,531	301,216,157
Class 2 shares
Subscriptions	—	—	—	—	231,795	2,635,928	75,185	845,418
Distributions reinvested	25	314	4	42	10,731	124,582	—	—
Redemptions	—	—	—	—	(26,109)	(284,372)	(547)	(5,950)
Net increase	25	314	4	42	216,417	2,476,138	74,638	839,468
Total net increase (decrease)	5,264,970	59,223,122	24,237,195	234,166,481	8,531,543	92,023,041	31,549,169	302,055,625

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $4, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(c)

Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $4, and an increase in net assets resulting from proceeds from sales of shares of $4,038 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

310	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

	Variable Portfolio – NFJ Dividend Value Fund			Variable Portfolio – Nuveen Winslow Large Cap Growth Fund
Year ended December 31,	2011	2010(a)		2011	2010(a)
Operations
Net investment income (loss)	$52,091,176	$30,222,838		$1,446,694	$1,141,953
Net realized gain (loss)	88,934,147	35,360,662		39,554,468	44,870,065
Net change in unrealized appreciation (depreciation)	(82,652,266)	170,816,725		(52,991,155)	144,968,676
Net increase (decrease) in net assets resulting from operations	58,373,057	236,400,225		(11,989,993)	190,980,694
Increase (decrease) in net assets from share transactions	152,999,387	1,308,316,041		493,394,664	1,002,005,050
Total increase (decrease) in net assets	211,372,444	1,544,716,266		481,404,671	1,192,985,744
Net assets at beginning of year	1,544,727,801	11,535	(b)	1,192,997,279	11,535	(b)
Net assets at end of year	$1,756,100,245	$1,544,727,801		$1,674,401,950	$1,192,997,279

	Variable Portfolio – NFJ Dividend Value Fund				Variable Portfolio – Nuveen Winslow Large Cap Growth Fund
	2011		2010(a)		2011		2010(a)
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	15,845,753	181,412,343	138,511,675	1,321,266,919	44,601,412	520,487,103	105,880,806	1,017,520,952
Redemptions	(2,587,002)	(29,783,632)	(1,307,580)	(13,114,614)	(2,362,995)	(27,657,136)	(1,446,726)	(15,548,868)
Net increase (decrease)	13,258,751	151,628,711	137,204,095	1,308,152,305	42,238,417	492,829,967	104,434,080	1,001,972,084
Class 2 shares
Subscriptions	130,758	1,486,229	19,811	205,387	54,949	637,353	3,373	35,146
Redemptions	(10,258)	(115,553)	(3,996)	(41,651)	(6,132)	(72,656)	(196)	(2,180)
Net increase	120,500	1,370,676	15,815	163,736	48,817	564,697	3,177	32,966
Total net increase (decrease)	13,379,251	152,999,387	137,219,910	1,308,316,041	42,287,234	493,394,664	104,437,257	1,002,005,050

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $3, and an increase in net assets resulting from proceeds from sales of shares of $4,038 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	311

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Partners Small Cap Growth Fund			Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
Year ended December 31,	2011	2010(a)		2011	2010(a)
Operations
Net investment income (loss)	$(1,444,854)	$(563,456)		$24,228,198	$7,645,518
Net realized gain (loss)	36,813,161	3,998,478		21,350,748	17,429,097
Net change in unrealized appreciation (depreciation)	(32,789,547)	92,512,591		18,844,779	(1,502,633)
Net increase (decrease) in net assets resulting from operations	2,578,760	95,947,613		64,423,725	23,571,982
Distributions to shareholders from:
Net investment income
Class 1	—	—		(9,730,376)	—
Class 2	—	—		(6,010)	—
Net realized gains
Class 1	—	—		(25,959,406)	—
Class 2	—	—		(18,977)	—
Total distributions to shareholders	—	—		(35,714,769)	—
Increase (decrease) in net assets from share transactions	20,255,838	387,802,684		126,200,497	1,064,634,356
Total increase (decrease) in net assets	22,834,598	483,750,297		154,909,453	1,088,206,338
Net assets at beginning of year	483,761,830	11,533	(b)	1,088,217,873	11,535	(c)
Net assets at end of year	$506,596,428	$483,761,830		$1,243,127,326	$1,088,217,873
Undistributed (excess of distributions over) net investment income	$—	$—		$24,168,551	$9,676,739

	Variable Portfolio – Partners Small Cap Growth Fund				Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
	2011		2010(a)		2011		2010(a)
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	5,707,456	65,144,483	42,151,805	399,499,582	15,623,314	163,050,392	105,209,468	1,067,634,080
Distributions reinvested	—	—	—	—	3,454,964	35,689,782	—	—
Redemptions	(3,691,307)	(45,397,144)	(1,056,099)	(11,809,069)	(7,001,375)	(73,549,233)	(336,573)	(3,473,048)
Net increase (decrease)	2,016,149	19,747,339	41,095,706	387,690,513	12,076,903	125,190,941	104,872,895	1,064,161,032
Class 2 shares
Subscriptions	52,959	629,579	11,131	116,688	102,762	1,077,316	46,025	477,334
Distributions reinvested	—	—	—	—	2,424	24,987	—	—
Redemptions	(10,147)	(121,080)	(458)	(4,517)	(8,823)	(92,747)	(386)	(4,010)
Net increase	42,812	508,499	10,673	112,171	96,363	1,009,556	45,639	473,324
Total net increase (decrease)	2,058,961	20,255,838	41,106,379	387,802,684	12,173,266	126,200,497	104,918,534	1,064,634,356

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $5, and an increase in net assets resulting from proceeds from sales of shares of $4,038 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(c)

Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $2, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

312	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

	Variable Portfolio – Pyramis International Equity Fund		Variable Portfolio – Wells Fargo Short Duration Government Fund
Year ended December 31,	2011	2010(a)	2011	2010(a)
Operations
Net investment income (loss)	$23,430,360	$4,527,838	$22,927,729	$14,674,209
Net realized gain (loss)	13,129,883	26,108,055	15,606,213	3,944,902
Net change in unrealized appreciation (depreciation)	(174,227,582)	158,952,230	1,989,066	2,275,027
Net increase (decrease) in net assets resulting from operations	(137,667,339)	189,588,123	40,523,008	20,894,138
Distributions to shareholders from:
Net investment income
Class 1	(24,741,661)	(3,701,326)	(14,675,044)	—
Class 2	(7,931)	(162)	(5,216)	—
Net realized gains
Class 1	(26,655,107)	—	(4,810,794)	—
Class 2	(8,789)	—	(2,031)	—
Total distributions to shareholders	(51,413,488)	(3,701,488)	(19,493,085)	—
Increase (decrease) in net assets from share transactions	262,265,385	833,498,332	184,382,975	1,554,062,206
Total increase (decrease) in net assets	73,184,558	1,019,384,967	205,412,898	1,574,956,344
Net assets at beginning of year	1,019,396,500	11,533 (b)	1,574,983,936	27,592	(c)
Net assets at end of year	$1,092,581,058	$1,019,396,500	$1,780,396,834	$1,574,983,936
Undistributed (excess of distributions over) net investment income	$(397,059)	$1,046,530	$22,921,680	$14,674,211

	Variable Portfolio – Pyramis International Equity Fund				Variable Portfolio – Wells Fargo Short Duration Government Fund
	2011		2010(a)		2011		2010(a)
Year ended December 31,	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	24,698,217	256,385,252	93,037,813	880,031,435	25,096,050	257,154,115	154,988,922	1,559,124,467
Distributions reinvested	4,548,330	51,396,768	336,829	3,701,326	1,908,505	19,485,838	—	—
Redemptions	(4,187,558)	(46,108,606)	(5,280,853)	(50,314,314)	(9,041,837)	(92,785,890)	(544,833)	(5,525,466)
Net increase (decrease)	25,058,989	261,673,414	88,093,789	833,418,447	17,962,718	183,854,063	154,444,089	1,553,599,001
Class 2 shares
Subscriptions	57,737	626,837	7,263	82,429	73,122	749,384	47,442	481,668
Distributions reinvested	1,495	16,720	14	162	711	7,247	—	—
Redemptions	(4,896)	(51,586)	(240)	(2,706)	(22,283)	(227,719)	(1,813)	(18,463)
Net increase	54,336	591,971	7,037	79,885	51,550	528,912	45,629	463,205
Total net increase (decrease)	25,113,325	262,265,385	88,100,826	833,498,332	18,014,268	184,382,975	154,489,718	1,554,062,206

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $4, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(c)

Initial capital of $23,500 was contributed on April 20, 2010. The Fund had an increase in net assets resulting from operations of $55, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	313

Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Funds are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Columbia Variable Portfolio – Limited Duration Credit Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.27	$10.00
Income from investment operations:
Net investment income	0.29	0.18
Net realized and unrealized gain (loss)	(0.05)	0.09
Total from investment operations	0.24	0.27
Less distributions to shareholders from:
Net investment income	(0.13)	—
Net realized gains	(0.03)	—
Total distributions to shareholders	(0.16)	—
Net asset value, end of period	$10.35	$10.27
Total return	2.38%	2.70%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.59%	0.61%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.54%	0.54%	(c)
Net investment income	2.85%	2.75%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,681,324	$2,370,410
Portfolio turnover	94%	16%	(e)

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.25	$10.00
Income from investment operations:
Net investment income	0.27	0.17
Net realized and unrealized gain (loss)	(0.05)	0.08
Total from investment operations	0.22	0.25
Less distributions to shareholders from:
Net investment income	(0.13)	—
Net realized gains	(0.03)	—
Total distributions to shareholders	(0.16)	—
Net asset value, end of period	$10.31	$10.25
Total return	2.09%	2.50%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.84%	0.86	%(c)
Net expenses after fees waived or expenses reimbursed(d)	0.79%	0.79	%(c)
Net investment income	2.59%	2.64	%(c)
Supplemental data
Net assets, end of period (in thousands)	$4,178	$1,250
Portfolio turnover	94%	16	%(e)

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 10% for the year ended December 31, 2010.

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 10% for the year ended December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

314	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – American Century Diversified Bond Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.47	$10.15
Income from investment operations:
Net investment income	0.29	0.16
Net realized and unrealized gain	0.48	0.16
Total from investment operations	0.77	0.32
Less distributions to shareholders from:
Net investment income	(0.11)	—
Net realized gains	(0.05)	—
Total distributions to shareholders	(0.16)	—
Net asset value, end of period	$11.08	$10.47
Total return	7.41%	3.15%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.59%	0.62%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.57%	0.55%	(c)
Net investment income	2.69%	2.32%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,328,963	$1,997,905
Portfolio turnover	85%	66%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.46	$10.15
Income from investment operations:
Net investment income	0.26	0.15
Net realized and unrealized gain	0.48	0.16
Total from investment operations	0.74	0.31
Less distributions to shareholders from:
Net investment income	(0.10)	—
Net realized gains	(0.05)	—
Total distributions to shareholders	(0.15)	—
Net asset value, end of period	$11.05	$10.46
Total return	7.10%	3.05%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.84%	0.85%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.83%	0.80%	(c)
Net investment income	2.45%	2.22%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,415	$817
Portfolio turnover	85%	66%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	315

Financial Highlights (continued)

Variable Portfolio – American Century Growth Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.33	$10.00
Income from investment operations:
Net investment income	0.09	0.06
Net realized and unrealized gain (loss)	(0.16)	1.27
Total from investment operations	(0.07)	1.33
Net asset value, end of period	$11.26	$11.33
Total return	(0.62% )	13.30%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.75%	0.78%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.70%	0.70%	(c)
Net investment income	0.82%	1.00%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,702,237	$1,781,141
Portfolio turnover	96%	56%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.31	$10.00
Income from investment operations:
Net investment income	0.07	0.09
Net realized and unrealized gain (loss)	(0.17)	1.22
Total from investment operations	(0.10)	1.31
Net asset value, end of period	$11.21	$11.31
Total return	(0.88% )	13.10%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.00%	1.03%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.95%	0.95%	(c)
Net investment income	0.58%	1.24%	(c)
Supplemental data
Net assets, end of period (in thousands)	$498	$197
Portfolio turnover	96%	56%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

316	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Columbia Wanger International Equities Fund

	Year ended Dec. 31,
	2011		2010(a)
Class 1
Per share data
Net asset value, beginning of period	$12.31		$10.00
Income from investment operations:
Net investment income	0.14		0.04
Net realized and unrealized gain (loss)	(1.74)		2.32
Increase from payments by affiliate	0.00	(b)	0.01
Total from investment operations	(1.60)		2.37
Less distributions to shareholders from:
Net investment income	(0.33)		(0.06)
Net realized gains	(0.16)		—
Total distributions to shareholders	(0.49)		(0.06)
Net asset value, end of period	$10.22		$12.31
Total return	(13.57%	)(c)	23.75%	(d)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.13%		1.33%	(f)
Net expenses after fees waived or expenses reimbursed(g)	1.06%		1.15%	(f)
Net investment income	1.21%		0.63%	(f)
Supplemental data
Net assets, end of period (in thousands)	$517,956		$503,442
Portfolio turnover	32%		20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)

During the year ended December 31, 2011, the Fund received a payment by an affiliate. Had the Fund not received this payment, total return would have been the same as the total return presented in the table above.

(d)	During the year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011		2010(a)
Class 2
Per share data
Net asset value, beginning of period	$12.31		$10.00
Income from investment operations:
Net investment income	0.11		0.00	(b)
Net realized and unrealized gain (loss)	(1.74)		2.35
Increase from payments by affiliate	0.00	(b)	0.01
Total from investment operations	(1.63)		2.36
Less distributions to shareholders from:
Net investment income	(0.30)		(0.05)
Net realized gains	(0.16)		—
Total distributions to shareholders	(0.46)		(0.05)
Net asset value, end of period	$10.22		$12.31
Total return	(13.77%	)(c)	23.63%	(d)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.39%		1.48%	(f)
Net expenses after fees waived or expenses reimbursed(g)	1.29%		1.40%	(f)
Net investment income	0.95%		0.05%	(f)
Supplemental data
Net assets, end of period (in thousands)	$3,625		$1,306
Portfolio turnover	32%		20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)

During the year ended December 31, 2011, the Fund received a payment by an affiliate. Had the Fund not received this payment, total return would have been the same as the total return presented in the table above.

(d)	During the year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	317

Financial Highlights (continued)

Variable Portfolio – Columbia Wanger U.S. Equities Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.87	$10.00
Income from investment operations:
Net investment loss	(0.04)	(0.01)
Net realized and unrealized gain (loss)	(0.53)	1.88
Increase from payments by affiliate	—	0.00	(b)
Total from investment operations	(0.57)	1.87
Net asset value, end of period	$11.30	$11.87
Total return	(4.80% )	18.70%	(c)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.00%	1.06%	(e)
Net expenses after fees waived or expenses reimbursed(f)	0.97%	0.97%	(e)
Net investment loss	(0.35% )	(0.09%	)(e)
Supplemental data
Net assets, end of period (in thousands)	$666,865	$656,773
Portfolio turnover	18%	17%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)

During the Year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been the same as the total return presented in the table above.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.85	$10.00
Income from investment operations:
Net investment income (loss)	(0.06)	0.00	(b)
Net realized and unrealized gain (loss)	(0.54)	1.85
Increase from payments by affiliate	—	0.00	(b)
Total from investment operations	(0.60)	1.85
Net asset value, end of period	$11.25	$11.85
Total return	(5.06% )	18.50%	(c)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.25%	1.31%	(e)
Net expenses after fees waived or expenses reimbursed(f)	1.22%	1.22%	(e)
Net investment income (loss)	(0.55% )	0.02%	(e)
Supplemental data
Net assets, end of period (in thousands)	$2,710	$779
Portfolio turnover	18%	17%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)

During the Year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been the same as the total return presented in the table above.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

318	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – DFA International Value Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.25	$10.00
Income from investment operations:
Net investment income	0.23	0.07
Net realized and unrealized gain (loss)	(2.31)	1.27
Increase from payments by affiliate	—	0.00	(b)
Total from investment operations	(2.08)	1.34
Less distributions to shareholders from:
Net investment income	(0.23)	(0.09)
Net realized gains	(0.30)	—
Tax return of capital	(0.01)	—
Total distributions to shareholders	(0.54)	(0.09)
Net asset value, end of period	$8.63	$11.25
Total return	(19.37% )	13.53%	(c)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.00%	1.04%	(e)
Net expenses after fees waived or expenses reimbursed(f)	0.93%	0.92%	(e)
Net investment income	2.29%	1.04%	(e)
Supplemental data
Net assets, end of period (in thousands)	$1,293,915	$1,254,171
Portfolio turnover	104%	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)	During the year December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.24	$10.00
Income from investment operations:
Net investment income	0.19	0.02
Net realized and unrealized gain (loss)	(2.29)	1.30
Increase from payments by affiliate	—	0.00	(b)
Total from investment operations	(2.10)	1.32
Less distributions to shareholders from:
Net investment income	(0.21)	(0.08)
Net realized gains	(0.30)	—
Tax return of capital	(0.01)	—
Total distributions to shareholders	(0.52)	(0.08)
Net asset value, end of period	$8.62	$11.24
Total return	(19.55% )	13.30%	(c)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.25%	1.29%	(e)
Net expenses after fees waived or expenses reimbursed(f)	1.18%	1.17%	(e)
Net investment income	1.89%	0.28%	(e)
Supplemental data
Net assets, end of period (in thousands)	$1,702	$583
Portfolio turnover	104%	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)	During the year December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	319

Financial Highlights (continued)

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$9.92	$9.62
Income from investment operations:
Net investment income	0.46	0.24
Net realized and unrealized gain (loss)	(0.20)	0.06
Total from investment operations	0.26	0.30
Less distributions to shareholders from:
Net investment income	(0.19)	—
Net realized gains	(0.02)	—
Total distributions to shareholders	(0.21)	—
Net asset value, end of period	$9.97	$9.92
Total return	2.60%	3.12%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.79%	0.83%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.68%	0.58%	(c)
Net investment income	4.61%	3.89%	(c)
Supplemental data
Net assets, end of period (in thousands)	$916,052	$788,430
Portfolio turnover	46%	19%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$9.83	$9.62
Income from investment operations:
Net investment income	0.43	0.25
Net realized and unrealized loss	(0.20)	(0.04)
Total from investment operations	0.23	0.21
Less distributions to shareholders from:
Net investment income	(0.18)	—
Net realized gains	(0.02)	—
Total distributions to shareholders	(0.20)	—
Net asset value, end of period	$9.86	$9.83
Total return	2.33%	2.18%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.04%	1.08%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.95%	0.83%	(c)
Net investment income	4.39%	3.97%	(c)
Supplemental data
Net assets, end of period (in thousands)	$8,173	$1,735
Portfolio turnover	46%	19%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

320	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Invesco International Growth Fund

	Year ended Dec. 31,
	2011		2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.64		$10.00
Income from investment operations:
Net investment income	0.21		0.06
Net realized and unrealized gain (loss)	(0.98)		1.63
Increase from payments by affiliate	0.00	(b)	0.01
Total from investment operations	(0.77)		1.70
Less distributions to shareholders from:
Net investment income	(0.21)		(0.06)
Net realized gains	(0.12)		—
Total distributions to shareholders	(0.33)		(0.06)
Net asset value, end of period	$10.54		$11.64
Total return	(6.92%	)(c)	17.11%	(d)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.00%		1.02%	(f)
Net expenses after fees waived or expenses reimbursed(g)	0.95%		0.96%	(f)
Net investment income	1.86%		0.87%	(f)
Supplemental data
Net assets, end of period (in thousands)	$1,772,805		$1,645,212
Portfolio turnover	24%		17%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)

During the year ended December 31, 2011, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been the same as the total return presented in the table above.

(d)	During the Year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011		2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.63		$10.00
Income from investment operations:
Net investment income	0.13		0.02
Net realized and unrealized gain (loss)	(0.93)		1.65
Increase from payments by affiliate	0.00	(b)	0.01
Total from investment operations	(0.80)		1.68
Less distributions to shareholders from:
Net investment income	(0.18)		(0.05)
Net realized gains	(0.12)		—
Total distributions to shareholders	(0.30)		(0.05)
Net asset value, end of period	$10.53		$11.63
Total return	(7.12%	)(c)	16.89%	(d)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.25%		1.29%	(f)
Net expenses after fees waived or expenses reimbursed(g)	1.20%		1.21%	(f)
Net investment income	1.22%		0.30%	(f)
Supplemental data
Net assets, end of period (in thousands)	$1,889		$456
Portfolio turnover	24%		17%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)

During the year ended December 31, 2011, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been the same as the total return presented in the table above.

(d)	During the Year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	321

Financial Highlights (continued)

Variable Portfolio – J.P. Morgan Core Bond Fund

	Year ended Dec. 31,
	2011	2010 (a)
Class 1
Per share data
Net asset value, beginning of period	$10.39	$10.00
Income from investment operations:
Net investment income	0.30	0.14
Net realized and unrealized gain	0.43	0.25
Total from investment operations	0.73	0.39
Less distributions to shareholders from:
Net investment income	(0.13)	—
Net realized gains	(0.08)	—
Total distributions to shareholders	(0.21)	—
Net asset value, end of period	$10.91	$10.39
Total return	7.09%	3.90%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.60%	0.62%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.58%	0.55%	(c)
Net investment income	2.83%	2.12%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,088,567	$1,791,928
Portfolio turnover	21%	78%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011	2010 (a)
Class 2
Per share data
Net asset value, beginning of period	$10.37	$10.00
Income from investment operations:
Net investment income	0.27	0.15
Net realized and unrealized gain	0.43	0.22
Total from investment operations	0.70	0.37
Less distributions to shareholders from:
Net investment income	(0.12)	—
Net realized gains	(0.08)	—
Total distributions to shareholders	(0.20)	—
Net asset value, end of period	$10.87	$10.37
Total return	6.76%	3.70%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.84%	0.87%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.83%	0.80%	(c)
Net investment income	2.59%	2.26%	(c)
Supplemental data
Net assets, end of period (in thousands)	$3,103	$1,173
Portfolio turnover	21%	78%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

322	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Jennison Mid Cap Growth Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.36	$10.00
Income from investment operations:
Net investment income	0.03	0.05
Net realized and unrealized gain	0.20	1.31
Total from investment operations	0.23	1.36
Net asset value, end of period	$11.59	$11.36
Total return	2.02%	13.60%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.88%	0.91%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.83%	0.82%	(c)
Net investment income	0.25%	0.81%	(c)
Supplemental data
Net assets, end of period (in thousands)	$916,179	$839,892
Portfolio turnover	44%	25%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011		2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.33		$10.00
Income from investment operations:
Net investment income	0.00	(b)	0.08
Net realized and unrealized gain	0.21		1.25
Total from investment operations	0.21		1.33
Net asset value, end of period	$11.54		$11.33
Total return	1.85%		13.30%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.13%		1.16%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.08%		1.07%	(d)
Net investment income	0.03%		1.20%	(d)
Supplemental data
Net assets, end of period (in thousands)	$953		$348
Portfolio turnover	44%		25%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	323

Financial Highlights (continued)

Variable Portfolio – MFS Value Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.76	$10.00
Income from investment operations:
Net investment income	0.21	0.10
Net realized and unrealized gain (loss)	(0.21)	0.66
Total from investment operations	—	0.76
Net asset value, end of period	$10.76	$10.76
Total return	0.00%	7.60%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.76%	0.78%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.69%	0.64%	(c)
Net investment income	1.95%	1.79%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,739,492	$1,534,188
Portfolio turnover	15%	13%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.75	$10.00
Income from investment operations:
Net investment income	0.19	0.11
Net realized and unrealized gain (loss)	(0.22)	0.64
Total from investment operations	(0.03)	0.75
Net asset value, end of period	$10.72	$10.75
Total return	(0.28% )	7.50%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.01%	1.04%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.95%	0.89%	(c)
Net investment income	1.80%	1.67%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,480	$365
Portfolio turnover	15%	13%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

324	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Marsico Growth Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$12.06	$10.00
Income from investment operations:
Net investment income	0.08	0.04
Net realized and unrealized gain (loss)	(0.36)	2.02
Increase from payments by affiliate	—	0.00	(b)
Total from investment operations	(0.28)	2.06
Net asset value, end of period	$11.78	$12.06
Total return	(2.32% )	20.60%	(c)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	0.76%	0.78%	(e)
Net expenses after fees waived or expenses reimbursed(f)	0.71%	0.70%	(e)
Net investment income	0.64%	0.64%	(e)
Supplemental data
Net assets, end of period (in thousands)	$1,682,839	$1,590,540
Portfolio turnover	71%	44%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)

During the year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been the same as the total return presented in the table above.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$12.04	$10.00
Income from investment operations:
Net investment income	0.06	0.04
Net realized and unrealized gain (loss)	(0.37)	2.00
Increase from payments by affiliate	—	0.00	(b)
Total from investment operations	(0.31)	2.04
Net asset value, end of period	$11.73	$12.04
Total return	(2.58% )	20.40%	(c)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.01%	1.03%	(e)
Net expenses after fees waived or expenses reimbursed(f)	0.97%	0.95%	(e)
Net investment income	0.49%	0.51%	(e)
Supplemental data
Net assets, end of period (in thousands)	$1,917	$323
Portfolio turnover	71%	44%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)

During the year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been the same as the total return presented in the table above.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	325

Financial Highlights (continued)

Variable Portfolio – Mondrian International Small Cap Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$12.46	$10.00
Income from investment operations:
Net investment income	0.30	0.12
Net realized and unrealized gain (loss)	(1.33)	2.44
Total from investment operations	(1.03)	2.56
Less distributions to shareholders from:
Net investment income	(0.37)	(0.10)
Net realized gains	(0.27)	—
Total distributions to shareholders	(0.64)	(0.10)
Net asset value, end of period	$10.79	$12.46
Total return	(8.75% )	25.71%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.11%	1.20%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.11%	1.20%	(c)
Net investment income	2.49%	1.69%	(c)
Supplemental data
Net assets, end of period (in thousands)	$318,383	$301,889
Portfolio turnover	21%	15%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$12.44	$10.00
Income from investment operations:
Net investment income	0.27	0.11
Net realized and unrealized gain (loss)	(1.31)	2.41
Total from investment operations	(1.04)	2.52
Less distributions to shareholders from:
Net investment income	(0.34)	(0.08)
Net realized gains	(0.27)	—
Total distributions to shareholders	(0.61)	(0.08)
Net asset value, end of period	$10.79	$12.44
Total return	(8.83% )	25.29%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.36%	1.43%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.36%	1.43%	(c)
Net investment income	2.24%	1.53%	(c)
Supplemental data
Net assets, end of period (in thousands)	$6	$6
Portfolio turnover	21%	15%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

326	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Morgan Stanley Global Real Estate Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.74	$10.00
Income from investment operations:
Net investment income	0.23	0.17
Net realized and unrealized gain (loss)	(1.26)	1.56
Increase from payments by affiliate	—	0.01
Total from investment operations	(1.03)	1.74
Less distributions to shareholders from:
Net investment income	(0.48)	—
Net realized gains	(0.15)	—
Total distributions to shareholders	(0.63)	—
Net asset value, end of period	$10.08	$11.74
Total return	(9.51% )	17.40%	(b)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.01%	1.11%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.88%	0.86%	(d)
Net investment income	2.09%	2.48%	(d)
Supplemental data
Net assets, end of period (in thousands)	$401,238	$369,366
Portfolio turnover	18%	14%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	During the year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.71	$10.00
Income from investment operations:
Net investment income	0.21	0.16
Net realized and unrealized gain (loss)	(1.25)	1.54
Increase from payments by affiliate	—	0.01
Total from investment operations	(1.04)	1.71
Less distributions to shareholders from:
Net investment income	(0.47)	—
Net realized gains	(0.15)	—
Total distributions to shareholders	(0.62)	—
Net asset value, end of period	$10.05	$11.71
Total return	(9.62% )	17.10%	(b)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.27%	1.35%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.13%	1.11%	(d)
Net investment income	1.95%	2.16%	(d)
Supplemental data
Net assets, end of period (in thousands)	$2,929	$880
Portfolio turnover	18%	14%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	During the year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	327

Financial Highlights (continued)

Variable Portfolio – NFJ Dividend Value Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.26	$10.00
Income from investment operations:
Net investment income	0.36	0.25
Net realized and unrealized gain	0.04	1.01
Total from investment operations	0.40	1.26
Net asset value, end of period	$11.66	$11.26
Total return	3.55%	12.60%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.76%	0.78%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.72%	0.64%	(c)
Net investment income	3.15%	3.73%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,754,511	$1,544,544
Portfolio turnover	32%	24%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.24	$10.00
Income from investment operations:
Net investment income	0.34	0.25
Net realized and unrealized gain	0.03	0.99
Total from investment operations	0.37	1.24
Net asset value, end of period	$11.61	$11.24
Total return	3.29%	12.40%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.01%	1.03%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.99%	0.89%	(c)
Net investment income	3.00%	3.69%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,589	$183
Portfolio turnover	32%	24%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

328	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.42	$10.00
Income from investment operations:
Net investment income	0.01	0.01
Net realized and unrealized gain (loss)	(0.02)	1.41
Total from investment operations	(0.01)	1.42
Net asset value, end of period	$11.41	$11.42
Total return	(0.09% )	14.20%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.75%	0.80%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.73%	0.70%	(c)
Net investment income	0.09%	0.18%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,673,806	$1,192,955
Portfolio turnover	47%	109%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.40	$10.00
Income from investment operations:
Net investment income (loss)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(0.03)	1.41
Total from investment operations	(0.04)	1.40
Net asset value, end of period	$11.36	$11.40
Total return	(0.35% )	14.00%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.01%	1.04%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.99%	0.95%	(c)
Net investment loss	(0.06% )	(0.12%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$596	$42
Portfolio turnover	47%	109%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	329

Financial Highlights (continued)

Variable Portfolio – Partners Small Cap Growth Fund

	Year ended Dec. 31,
	2011		2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.77		$10.00
Income from investment operations:
Net investment loss	(0.03)		(0.02)
Net realized and unrealized gain	(0.00	)(b)(c)	1.79
Total from investment operations	(0.03)		1.77
Net asset value, end of period	$11.74		$11.77
Total return	(0.25%	)	17.70%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.03%		1.08%	(e)
Net expenses after fees waived or expenses reimbursed(f)	1.03%		1.07%	(e)
Net investment loss	(0.29%	)	(0.24%	)(e)
Supplemental data
Net assets, end of period (in thousands)	$505,966		$483,631
Portfolio turnover	67%		43%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01.
(c)

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011		2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.75		$10.00
Income from investment operations:
Net investment loss	(0.05)		(0.03)
Net realized and unrealized gain (loss)	(0.02	)(b)	1.78
Total from investment operations	(0.07)		1.75
Net asset value, end of period	$11.68		$11.75
Total return	(0.60%	)	17.50%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.28%		1.34%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.28%		1.32%	(d)
Net investment loss	(0.47%	)	(0.40%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$631		$131
Portfolio turnover	67%		43%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

330	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.37	$10.00
Income from investment operations:
Net investment income	0.21	0.08
Net realized and unrealized gain	0.35	0.29
Total from investment operations	0.56	0.37
Less distributions to shareholders from:
Net investment income	(0.08)	—
Net realized gains	(0.23)	—
Total distributions to shareholders	(0.31)	—
Net asset value, end of period	$10.62	$10.37
Total return	5.53%	3.70%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.63%	0.68%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.56%	0.55%	(c)
Net investment income	2.04%	1.28%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,241,618	$1,087,790
Portfolio turnover	1,618%	1,403%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.36	$10.00
Income from investment operations:
Net investment income	0.19	0.08
Net realized and unrealized gain	0.34	0.28
Total from investment operations	0.53	0.36
Less distributions to shareholders from:
Net investment income	(0.07)	—
Net realized gains	(0.23)	—
Total distributions to shareholders	(0.30)	—
Net asset value, end of period	$10.59	$10.36
Total return	5.20%	3.60%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.88%	0.95%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.81%	0.80%	(c)
Net investment income	1.79%	1.25%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,509	$478
Portfolio turnover	1,618%	1,403%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (commencement of operations) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	331

Financial Highlights (continued)

Variable Portfolio – Pyramis® International Equity Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$11.57	$10.00
Income from investment operations:
Net investment income	0.24	0.05
Net realized and unrealized gain (loss)	(1.62)	1.56
Total from investment operations	(1.38)	1.61
Less distributions to shareholders from:
Net investment income	(0.26)	(0.04)
Net realized gains	(0.28)	—
Total distributions to shareholders	(0.54)	(0.04)
Net asset value, end of period	$9.65	$11.57
Total return	(12.59% )	16.14%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.01%	1.06%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.95%	0.96%	(c)
Net investment income	2.19%	0.81%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,091,985	$1,019,309
Portfolio turnover	63%	43%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$11.56	$10.00
Income from investment operations:
Net investment income	0.19	0.02
Net realized and unrealized gain (loss)	(1.60)	1.57
Total from investment operations	(1.41)	1.59
Less distributions to shareholders from:
Net investment income	(0.24)	(0.03)
Net realized gains	(0.28)	—
Total distributions to shareholders	(0.52)	(0.03)
Net asset value, end of period	$9.63	$11.56
Total return	(12.87% )	15.92%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.26%	1.30%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.20%	1.21%	(c)
Net investment income	1.85%	0.22%	(c)
Supplemental data
Net assets, end of period (in thousands)	$596	$87
Portfolio turnover	63%	43%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

332	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Wells Fargo Short Duration Government Fund

	Year ended Dec. 31,
	2011	2010(a)
Class 1
Per share data
Net asset value, beginning of period	$10.19	$10.02
Income from investment operations:
Net investment income	0.14	0.11
Net realized and unrealized gain	0.10	0.06
Total from investment operations	0.24	0.17
Less distributions to shareholders from:
Net investment income	(0.08)	—
Net realized gains	(0.03)	—
Total distributions to shareholders	(0.11)	—
Net asset value, end of period	$10.32	$10.19
Total return	2.41%	1.70%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.60%	0.62%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.57%	0.55%	(c)
Net investment income	1.34%	1.70%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,779,392	$1,574,515
Portfolio turnover	529%	360%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended Dec. 31,
	2011	2010(a)
Class 2
Per share data
Net asset value, beginning of period	$10.17	$10.02
Income from investment operations:
Net investment income	0.11	0.10
Net realized and unrealized gain	0.11	0.05
Total from investment operations	0.22	0.15
Less distributions to shareholders from:
Net investment income	(0.07)	—
Net realized gains	(0.03)	—
Total distributions to shareholders	(0.10)	—
Net asset value, end of period	$10.29	$10.17
Total return	2.18%	1.50%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.85%	0.86%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.82%	0.80%	(c)
Net investment income	1.10%	1.57%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,005	$469
Portfolio turnover	529%	360%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	333

Notes to Financial Statements

December 31, 2011

Note 1. Organization

Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Prior to April 25, 2011, the Trust was named RiverSource Variable Series Trust. Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds): Columbia Variable Portfolio – Limited Duration Credit Fund (formerly known as RiverSource Variable Portfolio – Limited Duration Bond Fund); Variable Portfolio – American Century Diversified Bond Fund; Variable Portfolio – American Century Growth Fund; Variable Portfolio – Columbia Wanger International Equities Fund; Variable Portfolio – Columbia Wanger U.S. Equities Fund; Variable Portfolio – DFA International Value Fund (formerly known as Variable Portfolio – AllianceBerstein International Value Fund); Variable Portfolio – Eaton Vance Floating-Rate Income Fund; Variable Portfolio – Invesco International Growth Fund; Variable Portfolio – J.P. Morgan Core Bond Fund; Variable Portfolio – Jennison Mid Cap Growth Fund; Variable Portfolio – MFS Value Fund; Variable Portfolio – Marsico Growth Fund; Variable Portfolio – Mondrian International Small Cap Fund; Variable Portfolio – Morgan Stanley Global Real Estate Fund; Variable Portfolio – NFJ Dividend Value Fund; Variable Portfolio – Nuveen Winslow Large Cap Growth Fund; Variable Portfolio – Partners Small Cap Growth Fund; Variable Portfolio – PIMCO Mortgage-Backed Securities Fund; Variable Portfolio – Pyramis International Equity Fund; and Variable Portfolio – Wells Fargo Short Duration Government Fund. Reference to shares and shareholders within these financial statements refer to both shares and partners’ interests as well as shareholders and partners, respectively.

Each Fund, other than Variable Portfolio – Morgan Stanley Global Real Estate Fund, currently operates as a diversified fund. Variable Portfolio – Morgan Stanley Global Real Estate Fund is a non-diversified fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You invest by participating in a qualified plan or buying a contract and making allocations to one or more Funds. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. For certain funds, other expenses on the Statement of Operations include adjustments as a result of a change in estimated expenses for the year ended December 31, 2011.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

334	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Asset and Mortgaged backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

Each Fund may invest in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Each Fund may also use derivative instruments to mitigate

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	335

Notes to Financial Statements (continued)

certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

Each Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Certain Funds utilized forward foreign currency exchange contracts as detailed below:

Forward foreign currency exchange contracts	Funds
The Fund’s custodian entered into forward foreign currency exchange contracts on the Fund’s behalf in order to facilitate the settlement of purchases and sales of securities.	Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – American Century Growth Fund, Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – Invesco International Growth Fund, Variable Portfolio – MFS Value Fund, Variable Portfolio – Marsico Growth Fund, Variable Portfolio – Mondrian International Small Cap Fund, Variable Portfolio – Morgan Stanley Global Real Estate Fund and Variable Portfolio – Pyramis International Equity Fund
To hedge the currency exposure associated with some or all of the Fund’s securities.	Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – American Century Growth Fund, Variable Portfolio – DFA International Value Fund, Variable Portfolio – Mondrian International Small Cap Fund and Variable Portfolio – Morgan Stanley Global Real Estate Fund
To shift foreign currency exposure back to U.S. dollars.	Variable Portfolio – DFA International Value Fund, Variable Portfolio – Invesco International Growth Fund, Variable Portfolio – Mondrian International Small Cap Fund and Variable Portfolio – Morgan Stanley Global Real Estate Fund
To shift investment exposure from one currency to another.	Variable Portfolio – DFA International Value Fund and Variable Portfolio – Morgan Stanley Global Real Estate Fund
To shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.	Variable Portfolio – Morgan Stanley Global Real Estate Fund
The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

336	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:

Futures contracts	Funds
To produce incremental earnings.	Variable Portfolio – DFA International Value Fund and Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
To manage the duration and yield curve exposure of the Fund versus the benchmark.	Columbia Variable Portfolio – Limited Duration Credit Fund and Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
To manage exposure to movements in interest rates.	Columbia Variable Portfolio – Limited Duration Credit Fund and Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
To manage exposure to the securities market.	Variable Portfolio – DFA International Value Fund
To maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.	Variable Portfolio – DFA International Value Fund and Variable Portfolio – Pyramis International Equity Fund

Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Variable Portfolio – Limited Duration Credit Fund

Fair Values of Derivative Instruments at December 31, 2011

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	$4,792,226*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Interest rate contracts	$(58,403,301)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Interest rate contracts	$(18,222,543)

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	337

Notes to Financial Statements (continued)

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Futures Contracts	40,904

Variable Portfolio – American Century Diversified Bond Fund

Fair Values of Derivative Instruments at December 31, 2011

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$5,405,757	Unrealized depreciation on forward foreign currency exchange contracts	$2,279,324

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$141,665

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$1,544,603

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	37

Variable Portfolio – American Century Growth Fund

Fair Values of Derivative Instruments at December 31, 2011

At December 31, 2011, the fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(479,302)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$97,011

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	35

338	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Columbia Wanqer International Equities Fund

Fair Values of Derivative Instruments at December 31, 2011

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$465	Unrealized depreciation on forward foreign currency exchange contracts	$1,513

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$118,674

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$2,691

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	5,146

Variable Portfolio – DFA International Value Fund

Fair Values of Derivative Instruments at December 31, 2011

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$432

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Equity contracts	$—	$(2,311,457)	$(2,311,457)
Foreign exchange contracts	(4,263,417)	—	$(4,263,417)
Total	$(4,263,417)	$(2,311,457)	$(6,574,874)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Equity contracts	$—	$277,409	$277,409
Foreign exchange contracts	(2,002,887)	—	$(2,002,887)
Total	$(2,002,887)	$277,409	$(1,725,478)

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	339

Notes to Financial Statements (continued)

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	832
Futures Contracts	1,008

Variable Portfolio – Invesco International Growth Fund

Fair Values of Derivative Instruments at December 31, 2011

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$44,684	Unrealized depreciation on forward foreign currency exchange contracts	$5,097

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$853,102

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$39,587

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	592

Variable Portfolio – MFS Value Fund

Fair Values of Derivative Instruments at December 31, 2011

At December 31, 2011, the fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$173,603

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—

340	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	33

Variable Portfolio – Marsico Growth Fund

Fair Values of Derivative Instruments at December 31, 2011

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$18,272

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(968)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$18,272

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	21

Variable Portfolio – Mondrian International Small Cap Fund

Fair Values of Derivative Instruments at December 31, 2011

	Asset derivatives		Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value	Statement derivatives and Liabilities Location	Fair Value
Foreign exchange Contracts	Unrealized appreciation on forward foreign currency Exchange contracts	$194,951	Unrealized depreciation on forward foreign currency exchange contracts	$30,389

Effect of derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(38,031)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$160,994

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	341

Notes to Financial Statements (continued)

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	578

Variable Portfolio – Morgan Stanley Global Real Estate Fund

Fair Values of Derivative Instruments at December 31, 2011

At December 31, 2011, the fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(17,287)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$7,632

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	703

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

Fair Values of Derivative Instruments at December 31, 2011

At December 31, 2011, the fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Interest rate contracts	$232,328

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Interest rate contracts	$—

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Futures Contracts	114

342	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Pyramis International Equity Fund

Fair Values of Derivative Instruments at December 31, 2011

	Asset Derivatives			Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Net assets — unrealized appreciation on futures contracts	$160,865	*	Net assets — unrealized depreciation on futures contracts	$—	*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—		Unrealized depreciation on forward foreign currency exchange contracts	1,963
Total		$160,865			$1,963

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Equity contracts	$—	$(303,414)	$(303,414)
Foreign exchange contracts	201,070	—	$201,070
Total	$201,070	$(303,414)	$(102,344)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Equity contracts	$—	$(314,950)	$(314,950)
Foreign exchange contracts	(9,687)	—	$(9,687)
Total	$(9,687)	$(314,950)	$(324,637)

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	2,052
Futures Contracts	2,350

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	343

Notes to Financial Statements (continued)

Repurchase Agreements

The Funds may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Investments in Loans

The senior loans acquired by the Funds typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Funds may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Certain Funds invest primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, prepayment and extension risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities.

Delayed Delivery Securities and Forward Sale Commitments

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Funds lose the right to receive principal and interest paid on the securities sold. However, the Fund benefits because it receives negotiated amounts in the form of reductions of the purchase price of the commitment plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the

344	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Funds treat “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Interest Only Securities

Certain Funds may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Principal Only Securities

Certain Funds may invest in Principal Only Securities (POs). POs are stripped mortgage backed securities entitled to receive most, if not all, of the principal from the underlying mortgage assets, but not the interest. The Fund assumes the risk, as the holder of a PO security, that it may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Certain Funds receive information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management’s estimates if actual information has not yet been reported. Management’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	345

Notes to Financial Statements (continued)

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity.

Variable Portfolio – American Century Growth Fund, Variable Portfolio – Columbia Wanger U.S. Equities Fund, Variable Portfolio – Jennison Mid Cap Growth Fund, Variable Portfolio – MFS Value Fund, Variable Portfolio – Marsico Growth Fund, Variable Portfolio – NFJ Dividend Value Fund, Variable Portfolio – Nuveen Winslow Large Cap Growth Fund and Variable Portfolio – Partners Small Cap Growth Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statements of Assets and Liabilities.

Columbia Variable Portfolio – Limited Duration Credit Fund, Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – DFA International Value Fund, Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Variable Portfolio – Invesco International Growth Fund, Variable Portfolio – J.P. Morgan Core Bond Fund, Variable Portfolio – Mondrian International Small Cap Fund, Variable Portfolio – Morgan Stanley Global Real Estate Fund, Variable Portfolio – PIMCO Mortgage-Backed Securities Fund, Variable Portfolio – Pyramis International Equity Fund, and Variable Portfolio – Wells Fargo Short Duration Government Fund intend to qualify each year as separate “regulated investment companies” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Subaccounts

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed quarterly, when available, for Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – DFA International Value Fund, Variable Portfolio – Invesco International Growth Fund, Variable Portfolio – Mondrian International Small Cap Fund and Variable Portfolio – Pyramis International Equity Fund. Dividends from net investment income are declared and distributed annually, when available, for Columbia Variable Portfolio – Limited Duration Credit Fund, Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Variable Portfolio – J.P. Morgan Core Bond Fund, Variable Portfolio – Morgan Stanley Global Real Estate Fund, Variable Portfolio – PIMCO Mortgage-Backed Securities Fund and Variable Portfolio – Wells Fargo Short Duration Government Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its Funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

346	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the management of the Funds. Day-to-day portfolio management for certain of the Funds is provided by the Funds’ subadvisers. See Subadvisory Agreements below. The management fee is an annual fee that is equal to a percentage of each Fund’s average daily net assets that declines as each Fund’s net assets increase. The percentage range for each Fund and the percentage of each Fund’s average daily net assets for the year ended December 31, 2011, was as follows:

Fund	High	Low	Effective Management Fee %
Columbia Variable Portfolio – Limited Duration Credit Fund	0.48%	0.29%	0.46%
Variable Portfolio – American Century Diversified Bond Fund	0.48	0.40	0.46
Variable Portfolio – American Century Growth Fund	0.65	0.50	0.63
Variable Portfolio – Columbia Wanger International Equities Fund	0.95	0.85	0.92
Variable Portfolio – Columbia Wanger U.S. Equities Fund	0.90	0.80	0.86
Variable Portfolio – DFA International Value Fund	0.85	0.70	0.84
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	0.63	0.53	0.63
Variable Portfolio – Invesco International Growth Fund	0.85	0.70	0.83
Variable Portfolio – J.P. Morgan Core Bond Fund	0.48	0.40	0.46
Variable Portfolio – Jennison Mid Cap Growth Fund	0.75	0.65	0.75
Variable Portfolio – MFS Value Fund	0.65	0.50	0.63
Variable Portfolio – Marsico Growth Fund	0.65	0.50	0.63
Variable Portfolio – Mondrian International Small Cap Fund	0.95	0.85	0.94
Variable Portfolio – Morgan Stanley Global Real Estate Fund	0.85	0.75	0.85
Variable Portfolio – NFJ Dividend Value Fund	0.65	0.50	0.63
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	0.65	0.50	0.63
Variable Portfolio – Partners Small Cap Growth Fund	0.90	0.80	0.87
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	0.48	0.40	0.48
Variable Portfolio – Pyramis International Equity Fund	0.85	0.70	0.85
Variable Portfolio – Wells Fargo Short Duration Government Fund	0.48	0.40	0.47

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	347

Notes to Financial Statements (continued)

Subadvisory Agreements

The Investment Manager contracts with and compensates subadvisers to manage the investment of certain Fund’s assets. The Investment Manager has Subadvisory Agreements with the following subadvisers:

Fund	Subadviser
Variable Portfolio – American Century Diversified Bond Fund	American Century Investment Management, Inc.
Variable Portfolio – American Century Growth Fund	American Century Investment Management, Inc.
Variable Portfolio – Columbia Wanger International Equities Fund	Columbia Wanger Asset Management LLC*
Variable Portfolio – Columbia Wanger U.S. Equities Fund	Columbia Wanger Asset Management LLC*
Variable Portfolio – DFA International Value Fund	Dimensional Fund Advisors, L.P.(DFA)**
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	Eaton Vance Management
Variable Portfolio – Invesco International Growth Fund	Invesco Advisers, Inc.
Variable Portfolio – J.P. Morgan Core Bond Fund	J.P Morgan Investment Management Inc.
Variable Portfolio – Jennison Mid Cap Growth Fund	Jennison Associates LLC
Variable Portfolio – MFS Value Fund	Massachusetts Financial Services Company
Variable Portfolio – Marsico Growth Fund	Marsico Capital Management, LLC
Variable Portfolio – Mondrian International Small Cap Fund	Mondrian Investment Partners Limited
Variable Portfolio – Morgan Stanley Global Real Estate Fund	Morgan Stanley Investment Management Inc.
Variable Portfolio – NFJ Dividend Value Fund	NFJ Investment Group LLC
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	Winslow Capital Management, Inc.
Variable Portfolio – Partners Small Cap Growth Fund	TCW Investment Management Company The London Company*** Wells Capital Management Incorporated
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	Pacific Investment Management Company LLC
Variable Portfolio – Pyramis International Equity Fund	Pyramis Global Advisors, LLC
Variable Portfolio – Wells Fargo Short Duration Government Fund	Wells Capital Management Incorporated

*	A wholly-owned subsidiary of the Investment Manager.
**	Subadvisory agreement with DFA became effective on November 16, 2011; prior to November 16, 2011, AllianceBernstein L.P. was subadviser to the Fund.
***	London Company of Virginia, doing business as The London Company.

New investments in Variable Portfolio – Partners Small Cap Growth Fund, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination of the allocation that is in the best interests of the Fund’s shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Funds pay the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines as each Fund’s net assets increase. The fee rate range for each Fund and the fee rate of each Fund’s average daily net assets for the year ended December 31, 2011, was as follows:

Fund	High	Low	Effective Administration fee %
Columbia Variable Portfolio – Limited Duration Credit Fund	0.07%	0.04%	0.06%
Variable Portfolio – American Century Diversified Bond Fund	0.07	0.04	0.06
Variable Portfolio – American Century Growth Fund	0.06	0.03	0.05
Variable Portfolio – Columbia Wanger International Equities Fund	0.08	0.05	0.08
Variable Portfolio – Columbia Wanger U.S. Equities Fund	0.08	0.05	0.08
Variable Portfolio – DFA International Value Fund	0.08	0.05	0.08
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	0.07	0.04	0.07
Variable Portfolio – Invesco International Growth Fund	0.08	0.05	0.07
Variable Portfolio – J.P. Morgan Core Bond Fund	0.07	0.04	0.06
Variable Portfolio – Jennison Mid Cap Growth Fund	0.06	0.03	0.06
Variable Portfolio – MFS Value Fund	0.06	0.03	0.06
Variable Portfolio – Marsico Growth Fund	0.06	0.03	0.05
Variable Portfolio – Mondrian International Small Cap Fund	0.08	0.05	0.08
Variable Portfolio – Morgan Stanley Global Real Estate Fund	0.08	0.05	0.08
Variable Portfolio – NFJ Dividend Value Fund	0.06	0.03	0.06

348	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Fund	High	Low	Effective Administration fee %
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	0.06	0.03	0.06
Variable Portfolio – Partners Small Cap Growth Fund	0.08	0.05	0.08
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	0.07	0.04	0.07
Variable Portfolio – Pyramis International Equity Fund	0.08	0.05	0.08
Variable Portfolio – Wells Fargo Short Duration Government Fund	0.07	0.04	0.06

Other Fees

Other expenses are for, among other things, certain expenses of the Funds or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to each Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were as follows:

Fund
Columbia Variable Portfolio – Limited Duration Credit Fund	$11,720
Variable Portfolio – American Century Diversified Bond Fund	10,099
Variable Portfolio – American Century Growth Fund	8,324
Variable Portfolio – Columbia Wanger International Equities Fund	3,089
Variable Portfolio – Columbia Wanger U.S. Equities Fund	3,775
Variable Portfolio – DFA International Value Fund	6,485
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	4,569
Variable Portfolio – Invesco International Growth Fund	8,301
Variable Portfolio – J.P. Morgan Core Bond Fund	9,150
Variable Portfolio – Jennison Mid Cap Growth Fund	4,680
Variable Portfolio – MFS Value Fund	7,875
Variable Portfolio – Marsico Growth Fund	7,991
Variable Portfolio – Mondrian International Small Cap Fund	2,190
Variable Portfolio – Morgan Stanley Global Real Estate Fund	2,527
Variable Portfolio – NFJ Dividend Value Fund	7,912
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	7,393
Variable Portfolio – Partners Small Cap Growth Fund	3,041
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	5,897
Variable Portfolio – Pyramis International Equity Fund	5,448
Variable Portfolio – Wells Fargo Short Duration Government Fund	8,143

Compensation of Board Members

Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of each Fund as defined under the 1940 Act may defer receipt of their compensation, or a portion thereof. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

Transfer Agency Fees

The Funds have a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

Distribution Fees

The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective April 30, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	349

Notes to Financial Statements (continued)

expenses reimbursed and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fund	Class 1	Class 2
Columbia Variable Portfolio – Limited Duration Credit Fund	0.54%	0.79%
Variable Portfolio – American Century Diversified Bond Fund	0.70	0.95
Variable Portfolio – American Century Growth Fund	0.70	0.95
Variable Portfolio – Columbia Wanger International Equities Fund	1.01	1.26
Variable Portfolio – Columbia Wanger U.S. Equities Fund	0.97	1.22
Variable Portfolio – DFA International Value Fund	0.93	1.18
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	0.73	0.98
Variable Portfolio – Invesco International Growth Fund	0.95	1.20
Variable Portfolio – J.P. Morgan Core Bond Fund	0.70	0.95
Variable Portfolio – Jennison Mid Cap Growth Fund	0.83	1.08
Variable Portfolio – MFS Value Fund	0.72	0.97
Variable Portfolio – Marsico Growth Fund	0.72	0.97
Variable Portfolio – Mondrian International Small Cap Fund	1.16	1.41
Variable Portfolio – Morgan Stanley Global Real Estate Fund	0.89	1.14
Variable Portfolio – NFJ Dividend Value Fund	0.76	1.01
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	0.74	0.99
Variable Portfolio – Partners Small Cap Growth Fund	1.06	1.31
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	0.56	0.81
Variable Portfolio – Pyramis International Equity Fund	0.95	1.20
Variable Portfolio – Wells Fargo Short Duration Government Fund	0.58	0.83

Prior to April 30, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fund	Class 1	Class 2
Columbia Variable Portfolio – Limited Duration Credit Fund	0.54%	0.79%
Variable Portfolio – American Century Diversified Bond Fund	0.55	0.80
Variable Portfolio – American Century Growth Fund	0.70	0.95
Variable Portfolio – Columbia Wanger International Equities Fund	1.15	1.40
Variable Portfolio – Columbia Wanger U.S. Equities Fund	0.97	1.22
Variable Portfolio – DFA International Value Fund	0.92	1.17
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	0.58	0.83
Variable Portfolio – Invesco International Growth Fund	0.96	1.21
Variable Portfolio – J.P. Morgan Core Bond Fund	0.55	0.80
Variable Portfolio – Jennison Mid Cap Growth Fund	0.82	1.07
Variable Portfolio – MFS Value Fund	0.64	0.89
Variable Portfolio – Marsico Growth Fund	0.70	0.95
Variable Portfolio – Mondrian International Small Cap Fund	1.31	1.56
Variable Portfolio – Morgan Stanley Global Real Estate Fund	0.86	1.11
Variable Portfolio – NFJ Dividend Value Fund	0.64	0.89
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	0.70	0.95
Variable Portfolio – Partners Small Cap Growth Fund	1.07	1.32
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	0.55	0.80
Variable Portfolio – Pyramis International Equity Fund	0.96	1.21
Variable Portfolio – Wells Fargo Short Duration Government Fund	0.55	0.80

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money,

350	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2011, these differences are primarily due to differing treatments for futures contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, post-October losses, foreign tax credits and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Fund	Undistributed (excess of distributions over) net investment income	Accumulated net realized gain (loss)	Paid-in capital increase (decrease)
Columbia Variable Portfolio – Limited Duration Credit Fund	$(214)	$214	$—
Variable Portfolio – American Century Diversified Bond Fund	3,362,802	(3,362,802)	—
Variable Portfolio – Columbia Wanger International Equities Fund	3,296,863	(3,296,863)	—
Variable Portfolio – DFA International Value Fund	(3,273,553)	3,273,553	—
Variable Portfolio – Invesco International Growth Fund	(546,834)	546,834	—
Variable Portfolio – J.P. Morgan Core Bond Fund	17,924	(17,924)	—
Variable Portfolio – Mondrian International Small Cap Fund	286,171	(286,171)	—
Variable Portfolio – Morgan Stanley Global Real Estate Fund	1,005,181	(1,005,181)	—
Variable Portfolio – Pyramis International Equity Fund	(124,357)	124,357	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended December 31, 2011			Period ended December 31, 2010
Fund	Ordinary income	Long-term capital gains	Tax return of capital	Ordinary income	Long-term capital gains	Tax return of capital
Columbia Variable Portfolio – Limited Duration Credit Fund	$39,417,540	$1,704,342	$—	$—	$—	$—
Variable Portfolio – American Century Diversified Bond Fund	32,403,535	—	—	—	—	—
Variable Portfolio – Columbia Wanger International Equities Fund	18,813,120	2,263,546	—	2,300,564	—	—
Variable Portfolio – DFA International Value Fund	65,140,826	—	1,371,531	10,501,102	—	—
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	18,478,726	—	—	—	—	—
Variable Portfolio – Invesco International Growth Fund	48,186,308	770,836	—	8,799,065	—	—
Variable Portfolio – J.P. Morgan Core Bond Fund	38,455,484	—	—	—	—	—
Variable Portfolio – Mondrian International Small Cap Fund	16,408,545	—	—	2,500,305	—	—
Variable Portfolio – Morgan Stanley Global Real Estate Fund	20,455,346	477,313	—	—	—	—
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	35,468,092	246,677	—	—	—	—

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	351

Notes to Financial Statements (continued)

	Year ended December 31, 2011			Period ended December 31, 2010
Fund	Ordinary income	Long-term capital gains	Tax return of capital	Ordinary income	Long-term capital gains	Tax return of capital
Variable Portfolio – Pyramis International Equity Fund	$47,919,048	$3,494,440	$—	$3,701,488	$—	$—
Variable Portfolio – Wells Fargo Short Duration Government Fund	19,493,085	—	—	—	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed accumulated long-term gain	Accumulated realized loss	Unrealized appreciation (depreciation)
Columbia Variable Portfolio – Limited Duration Credit Fund	$73,076,659	$—	$(32,155,579)	$32,157,815
Variable Portfolio – American Century Diversified Bond Fund	70,508,877	8,035,138	—	84,441,940
Variable Portfolio – Columbia Wanger International Equities Fund	(2)	9,986,329	—	(3,378,490)
Variable Portfolio – DFA International Value Fund	—	—	(35,319,045)	(94,012,380)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	45,298,078	1,886,370	—	(13,603,312)
Variable Portfolio – Invesco International Growth Fund	18,982,844	19,789,169	—	68,593,598
Variable Portfolio – J.P. Morgan Core Bond Fund	64,358,961	6,094,017	—	67,600,232
Variable Portfolio – Mondrian International Small Cap Fund	7,735,907	11,827,706	—	5,423,812
Variable Portfolio – Morgan Stanley Global Real Estate Fund	3,729,462	4,964,134	—	1,383,912
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	48,908,908	1,147,036	—	2,224,994
Variable Portfolio – Pyramis International Equity Fund	2,822,278	15,324,188	—	(21,340,660)
Variable Portfolio – Wells Fargo Short Duration Government Fund	34,154,757	3,543,554	—	4,225,807

At December 31, 2011, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net appreciation (depreciation)
Columbia Variable Portfolio – Limited Duration Credit Fund	$2,884,098,159	$48,665,153	$(16,423,739)	$32,241,414
Variable Portfolio – American Century Diversified Bond Fund	2,689,889,131	88,551,942	(8,062,181)	80,489,761
Variable Portfolio – Columbia Wanger International Equities Fund	593,502,843	45,477,550	(48,645,297)	(3,167,747)
Variable Portfolio – DFA International Value Fund	1,380,574,478	46,058,657	(140,087,310)	(94,028,653)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	935,199,735	2,702,515	(16,300,856)	(13,598,341)
Variable Portfolio – Invesco International Growth Fund	1,841,997,780	162,703,165	(94,049,431)	68,653,734
Variable Portfolio – J.P. Morgan Core Bond Fund	2,300,221,466	92,315,899	(12,087,603)	80,228,296
Variable Portfolio – Mondrian International Small Cap Fund	342,997,032	28,396,642	(22,964,137)	5,432,505
Variable Portfolio – Morgan Stanley Global Real Estate Fund	428,557,443	25,770,380	(24,350,757)	1,419,623
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	1,767,861,516	11,878,617	(5,028,715)	6,849,902
Variable Portfolio – Pyramis International Equity Fund	1,170,800,530	68,295,410	(89,607,823)	(21,312,413)
Variable Portfolio – Wells Fargo Short Duration Government Fund	2,254,837,119	8,137,291	(3,901,845)	4,235,446

The following capital loss carryforward, determined at December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	Unlimited short-term	Unlimited long-term	Total
Columbia Variable Portfolio – Limited Duration Credit Fund	$—	$32,155,579	$32,155,579
Variable Portfolio – DFA International Value Fund	29,773,486	5,545,559	35,319,045

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

352	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2011, the cost of purchases and proceeds from sales of securities, including U.S. government securities and any applicable mortgage dollar rolls, but excluding short-term obligations, for each Fund aggregated to:

Fund	Purchases	Proceeds	Purchases of U.S. government securities	Proceeds from sales of U.S. government securities
Columbia Variable Portfolio – Limited Duration Credit Fund	$2,611,948,501	$2,326,839,387	$270,832,074	$260,904,103
Variable Portfolio – American Century Diversified Bond Fund	2,225,107,861	1,846,603,594	1,503,630,372	1,379,780,165
Variable Portfolio – American Century Growth Fund	1,628,320,557	1,686,764,447	—	—
Variable Portfolio – Columbia Wanger International Equities Fund	247,997,104	157,524,169	—	—
Variable Portfolio – Columbia Wanger U.S. Equities Fund	144,544,457	121,514,639	—	—
Variable Portfolio – DFA International Value Fund	1,692,209,017	1,327,662,370	—	—
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	539,053,762	389,370,597	—	—
Variable Portfolio – Invesco International Growth Fund	624,462,123	396,096,350	—	—
Variable Portfolio – J.P. Morgan Core Bond Fund	643,184,958	403,602,742	204,246,616	283,596,147
Variable Portfolio – Jennison Mid Cap Growth Fund	440,508,406	386,596,086	—	—
Variable Portfolio – MFS Value Fund	463,480,299	239,079,241	—	—
Variable Portfolio – Marsico Growth Fund	1,264,779,011	1,146,741,762	—	—
Variable Portfolio – Mondrian International Small Cap Fund	109,909,347	65,116,677	—	—
Variable Portfolio – Morgan Stanley Global Real Estate Fund	145,242,714	70,330,776	—	—
Variable Portfolio – NFJ Dividend Value Fund	725,225,231	502,476,211	—	—
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	1,192,880,041	741,828,061	—	—
Variable Portfolio – Partners Small Cap Growth Fund	342,593,106	333,518,335	—	—
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	22,155,804,185	22,028,070,439	21,786,544,201	21,949,420,083
Variable Portfolio – Pyramis International Equity Fund	888,565,240	652,154,988	—	—
Variable Portfolio – Wells Fargo Short Duration Government Fund	9,292,049,985	9,002,333,216	8,684,595,985	8,445,213,923

Note 6. Payments by Affiliates

During the year ended December 31, 2011, the Investment Manager reimbursed the Variable Portfolio – Invesco International Growth Fund and Variable Portfolio – Columbia Wanger International Equities Fund $40,582 and $14,252, respectively, for a loss on a trading error.

Note 7. Commission Recapture

Variable Portfolio – Pyramis International Equity Fund participated in the Pyramis Global Advisors’ commission recapture program (the Program). The Program generates rebates on a portion of portfolio trades. During the year ended December 31, 2011, the Fund received cash rebates of $629,499 from the Program which are included in net realized gain or loss on investments in the Statements of Operations.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	353

Notes to Financial Statements (continued)

Note 8. Lending of Portfolio Securities

Each Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Funds. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Funds’ Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At December 31, 2011, the value of the securities on loan and values of the cash collateral and U.S. government securities received as collateral (not including calls for collateral made to borrowers by JPMorgan at period end) was as follows:

Fund	Securities value	Cash collateral value	U.S. government securities value
Columbia Variable Portfolio – Limited Duration Credit Fund	$266,590,743	$265,821,569	$5,957,291
Variable Portfolio – American Century Diversified Bond Fund	366,957,846	373,802,552	—
Variable Portfolio – American Century Growth Fund	358,785,526	368,878,020	—
Variable Portfolio – Columbia Wanger International Equities Fund	65,992,973	68,636,539	103,332
Variable Portfolio – Columbia Wanger U.S. Equities Fund	161,598,819	166,134,611	—
Variable Portfolio – Invesco International Growth Fund	119,459,509	123,429,335	—
Variable Portfolio – J.P. Morgan Core Bond Fund	298,490,738	296,050,668	9,073,333
Variable Portfolio – Jennison Mid Cap Growth Fund	216,185,039	216,602,716	—
Variable Portfolio – MFS Value Fund	210,440,484	216,152,867	—
Variable Portfolio – Marsico Growth Fund	238,118,814	245,477,013	—
Variable Portfolio – Mondrian International Small Cap Fund	29,665,398	31,023,899	—
Variable Portfolio – Morgan Stanley Global Real Estate Fund	26,999,852	28,315,561	—
Variable Portfolio – NFJ Dividend Value Fund	260,144,378	267,094,017	—
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	325,473,175	333,814,376	—
Variable Portfolio – Partners Small Cap Growth Fund	137,120,942	140,905,550	—
Variable Portfolio – Pyramis International Equity Fund	58,132,525	60,262,153	—
Variable Portfolio – Wells Fargo Short Duration Government Fund	355,825,474	362,825,507	—

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Funds in connection with the securities lending program. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Funds receive income for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Funds continue to earn and accrue interest and dividends on the securities loaned.

Note 9. Affiliated Money Market Fund

Each Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by each Fund and other affiliated Funds. The income earned by the Funds from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

354	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Note 10. Shareholder Concentration

At December 31, 2011, the Investment Manager and/or affiliates owned 100% of Class 1 and Class 2 shares for each Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. Each Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

No Fund had borrowings during the year ended December 31, 2011.

Note 12. Significant Risks

Floating Rate Loan Risk

Variable Portfolio – Eaton Vance Floating-Rate Income Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities.

Non-Diversification Risk

Variable Portfolio – Morgan Stanley Global Real Estate Fund is a non-diversified fund. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. This Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Sector Focus Risk

Variable Portfolio – American Century Growth Fund, Variable Portfolio – Marsico Growth Fund, Variable Portfolio – Nuveen Winslow Large Cap Growth Fund and Variable Portfolio – Partners Small Cap Growth Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that that invests in a wider range of industries.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	355

Notes to Financial Statements (continued)

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

The full impact of recent European events and the impact to the Euro are uncertain. As certain of the Funds invest in European securities, their market values may be adversely impacted. At December 31, 2011, Variable Portfolio – DFA International Value Fund, Variable Portfolio – Invesco International Growth Fund, Variable Portfolio – Morgan Stanley Global Real Estate Fund, Variable Portfolio – Pyramis International Equity Fund, Variable Portfolio – Mondrian International Small Cap Fund and Variable Portfolio – Columbia Wanger International Equities Fund exposure to the Euro represented 32.6%, 17.2%, 6.0%, 27.7%, 26.2%, and 15.8% of net assets, respectively.

Small and Mid-sized Company Risk

Investments in small and medium size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings, lack of experienced management, financial resources, product diversification and competitive strengths. Securities of small and medium size companies may trade only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Real Estate Sector Risk

The risks associated with the ownership of real estate and the real estate industry in general can include fluctuations in the value of the properties underlying the Fund’s portfolio holdings, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates,

356	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	357

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Variable Portfolio – Limited Duration Credit Fund, Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – American Century Growth Fund, Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – Columbia Wanger U.S. Equities Fund, Variable Portfolio – DFA International Value Fund, Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Variable Portfolio – Invesco International Growth Fund, Variable Portfolio – J.P. Morgan Core Bond Fund, Variable Portfolio – Jennison Mid Cap Growth Fund, Variable Portfolio – MFS Value Fund, Variable Portfolio – Marsico Growth Fund, Variable Portfolio – Mondrian International Small Cap Fund, Variable Portfolio – Morgan Stanley Global Real Estate Fund, Variable Portfolio – NFJ Dividend Value Fund, Variable Portfolio – Nuveen Winslow Large Cap Growth Fund, Variable Portfolio – Partners Small Cap Growth Fund, Variable Portfolio – PIMCO Mortgage-Backed Securities Fund, Variable Portfolio – Pyramis® International Equity Fund, and Variable Portfolio – Wells Fargo Short Duration Government Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Variable Portfolio – Limited Duration Credit Fund (formerly known as RiverSource Variable Portfolio – Limited Duration Bond Fund), Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – American Century Growth Fund, Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – Columbia Wanger U.S. Equities Fund, Variable Portfolio – DFA International Value Fund (formerly known as Variable Portfolio – AllianceBernstein International Value Fund), Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Variable Portfolio – Invesco International Growth Fund, Variable Portfolio – J.P. Morgan Core Bond Fund, Variable Portfolio – Jennison Mid Cap Growth Fund, Variable Portfolio – MFS Value Fund, Variable Portfolio – Marsico Growth Fund, Variable Portfolio – Mondrian International Small Cap Fund, Variable Portfolio – Morgan Stanley Global Real Estate Fund, Variable Portfolio – NFJ Dividend Value Fund, Variable Portfolio – Nuveen Winslow Large Cap Growth Fund, Variable Portfolio – Partners Small Cap Growth Fund, Variable Portfolio – PIMCO Mortgage-Backed Securities Fund, Variable Portfolio – Pyramis® International Equity Fund, and Variable Portfolio – Wells Fargo Short Duration Government Fund (the Funds) (twenty of the portfolios constituting the Columbia Funds Variable Series Trust II) as of December 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 7, 2010 (when shares became available) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Limited Duration Credit Fund, Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – American Century Growth Fund, Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – Columbia Wanger U.S. Equities Fund, Variable Portfolio – DFA International Value Fund, Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Variable Portfolio – Invesco International Growth Fund, Variable Portfolio – J.P. Morgan Core Bond Fund, Variable Portfolio – Jennison Mid Cap Growth Fund, Variable Portfolio – MFS Value Fund, Variable Portfolio – Marsico Growth Fund, Variable Portfolio – Mondrian International Small Cap Fund, Variable Portfolio – Morgan Stanley Global Real Estate Fund, Variable Portfolio – NFJ Dividend Value Fund, Variable Portfolio – Nuveen Winslow Large Cap Growth Fund, Variable Portfolio – Partners

358	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Small Cap Growth Fund, Variable Portfolio – PIMCO Mortgage-Backed Securities Fund, Variable Portfolio – Pyramis® International Equity Fund, and Variable Portfolio – Wells Fargo Short Duration Government Fund of the Columbia Funds Variable Series Trust II at December 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and for the period from May 7, 2010 (when shares became available) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 22, 2012

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	359

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Columbia Variable Portfolio – Limited Duration Credit Fund

Fiscal Year ended December, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	0.00%
Capital gain distributions – the Fund designated $1,704,342 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Variable Portfolio – American Century Diversified Bond Fund

Fiscal Year ended December, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Variable Portfolio – Columbia Wanger International Equities Fund

Fiscal Year ended December, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	1.42%
Foreign Taxes Paid	$665,669
Foreign Source Income	$7,664,665
Capital gain distributions – the Fund designated $2,263,546 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Variable Portfolio – DFA International Value Fund

Fiscal Year ended December, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	0.00%
Foreign Taxes Paid	$3,814,497
Foreign Source Income	$32,155,338

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Fiscal Year ended December, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

360	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Variable Portfolio – Invesco International Growth Fund

Fiscal Year ended December, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	1.02%
Foreign Taxes Paid	$2,182,750
Foreign Source Income	$16,722,998
Capital gain distributions – the Fund designated $770,836 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Variable Portfolio – J.P. Morgan Core Bond Fund

Fiscal Year ended December, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Variable Portfolio – Mondrian International Small Cap Fund

Fiscal Year ended December, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	0.21%
Foreign Taxes Paid	$376,338
Foreign Source Income	$3,627,633

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Variable Portfolio – Morgan Stanley Global Real Estate Fund

Fiscal Year ended December, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	3.27%
Foreign Taxes Paid	$230,392
Foreign Source Income	$5,418,812
Capital gain distributions – the Fund designated $477,313 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

Fiscal Year ended December, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	0.00%
Capital gain distributions – the Fund designated $246,677 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	361

Federal Income Tax Information (continued)

Variable Portfolio – Pyramis International Equity Fund

Fiscal Year ended December, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	0.08%
Foreign Taxes Paid	$1,139,024
Foreign Source Income	$14,772,391
Capital gain distributions – the Fund designated $3,494,440 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Variable Portfolio – Wells Fargo Short Duration Government Fund

Fiscal Year ended December, 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:
Dividends Received Deduction for corporations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

362	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	363

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 —May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

364	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	365

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010

366	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010;
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	367

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of the Subadvisory Agreement between
Dimensional Fund Advisors, L.P. and Columbia
Management Investment Advisers, LLC

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “Investment Manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc., serves as the Investment Manager to Variable Portfolio – DFA International Value Fund (the “Fund”), a series of Columbia Funds Variable Series Trust II. Columbia Management is responsible for the provision of investment advice and other services to the Fund. In addition, under a Subadvisory Agreement (the “Subadvisory Agreement”) between Columbia Management and Dimensional Fund Advisors, L.P. (“DFA”), DFA has provided portfolio management and related services for the Fund since November 16, 2011. Effective November 16, 2011, AllianceBernstein, L.P. (“AllianceBernstein”) was terminated as Subadviser to the Fund.

At the September 13-15, 2011 in-person meeting (the “September Meeting”) of the Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), approved: (i) the termination of the subadvisory agreement between Columbia Management and AllianceBernstein, pursuant to which AllianceBernstein served as a subadviser to the Fund; and (ii) the proposed Subadvisory Agreement between DFA and Columbia Management (together, the “DFA Proposals”). The Board, its Contracts Committee and Investment Review Committee held meetings and discussions with Columbia Management and reviewed and considered various written materials and oral presentations in connection with DFA’s proposed services, including the expected nature, extent and quality of services, the Investment Manager’s profitability from the Fund, proposed subadvisory fees and Fund expenses, DFA’s investment performance and the code of ethics and compliance program of DFA. The Board also took into account the Contracts Committee’s and Investment Review Committee’s reports respecting the proposed termination of AllianceBernstein. In addition, independent legal counsel to the Independent Trustees reviewed with the Independent Trustees various factors relevant to the Board’s consideration of the Subadvisory Agreement between the Investment Manager and DFA, and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the DFA Proposals.

Nature, Extent and Quality of Services to be Provided by DFA: The Board considered its analysis of various reports and presentations received by it, detailing the services to be performed by DFA, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel, including, in particular, that DFA’s investment strategy is set by its Head of Investment Strategies who has 21 years of investment experience and that the portfolio would be co-managed by four investment professionals who have been working together for the past five years. The Board observed that DFA’s code of ethics and compliance program had been reviewed by the Chief Compliance Officer of the Fund and noted her conclusion that DFA’s compliance program was reasonably designed to prevent violation of federal securities laws. The Board also observed that information had been presented regarding the capabilities and financial condition of DFA, and its ability to carry out its responsibilities under the proposed Subadvisory Agreement.

The Board also discussed the acceptability of the terms of the proposed Subadvisory Agreement, including that the relatively broad scope of services required to be performed by DFA for the Fund was generally similar in scope to subadvisory agreements applicable to other subadvised funds managed by the Investment Manager. The Board also considered reports regarding the search process undertaken by Columbia Management that led to the identification of DFA

368	VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT

as a well-qualified prospective successor subadviser with an investment style consistent with the Fund’s investment objectives and strategies. The Board also considered, in this regard, information and representations supporting the expectation that DFA’s strategy fits well within the Fund’s investment program and management’s desired risk/return profile.

Investment Performance of DFA: In connection with its evaluation of the nature, extent and quality of services to be provided under the proposed Subadvisory Agreement, the Board considered DFA’s overall investment performance, noting that DFA has delivered relatively strong performance results over the one-, three-, five- and ten-year periods. The Board also considered the information provided by Columbia Management regarding DFA’s research process, its assets under management, experience managing funds registered under the 1940 Act, as well as information about how DFA would be expected to perform in different markets. Based on the foregoing, and based on other information received (both oral and written), and other considerations, including, in particular, Columbia Management’s recommendation that the Board approve entering into the proposed Subadvisory Agreement with DFA, which is unaffiliated with Columbia Management, and that the agreement is in the best interest of the Funds and their shareholders, the Board concluded that DFA was in a position to provide a high quality and level of service to the Fund.

Comparative Fees and Costs of Services to be Provided: The Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to DFA would be paid by Columbia Management and would not impact the fees paid by the Fund. The Board also reviewed data regarding fees charged by DFA to other clients, observing that the proposed subadvisory fees are generally in line with fees charged by DFA to other institutional clients.

Profitability and Economies of Scale to be Realized: The Board took into account the economic benefit that would accrue to Columbia Management from entering into Subadvisory Agreement with DFA (given that the proposed subadvisory fee rate was materially less than the fee that was paid by Columbia Management to AllianceBernstein) and considered the expected profitability resulting to Ameriprise therefrom. In this regard, the Board considered, among other things, its conclusions in April 2011 that Columbia Management’s profitability levels were reasonable and that the investment management fees and overall expenses for the Fund were fair and reasonable and that the change in the subadvisory fee rate would not change these conclusions. The Board further considered that the fees for the Fund would not be impacted by entering into Subadvisory Agreement with DFA.

Based on all of the foregoing, including all of the information received and presented, the Board, including all of the Independent Trustees, concluded that the proposed subadvisory fees were fair and reasonable in light of the extent and quality of services proposed to be provided. In reaching this conclusion, no single factor was determinative. On September 15, 2011, the Board, including all of the Independent Trustees approved the Subadvisory Agreement for an initial two-year term.

VARIABLE PORTFOLIO FUNDS — 2011 ANNUAL REPORT	369

Variable Portfolio Funds

P.O. Box 8081

Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. Variable Portfolio Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6546 D (2/12)

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that independent directors Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and John F. Maher, each qualify as audit committee financial experts.

Item 4.	Principal Accountant Fees and Services

Fee information below is disclosed for the forty-eight series of the registrant whose reports to stockholders are included in this annual filing. The comparative information for fiscal year ended December 31, 2010 includes fees paid by one series that was re-domiciled into the registrant on March 7, 2011 and six series of the registrant that were merged into another series prior to December 31, 2011.

(a)	Audit Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Columbia Funds Variable Series Trust II were as follows:

2011: $1,149,696	2010: $1,266,418

(b)	Audit-Related Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review and other consultations and services required to complete the audit for Columbia Funds Variable Series Trust II were as follows:

2011: $36,200	2010: $89,008

The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to an internal controls review in 2011 and 2010 and review of yield calculations in 2011 were as follows:

2011: $89,800	2010: $96,000

(c)	Tax Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Columbia Funds Variable Series Trust II were as follows:

2011: $184,479	2010: $196,359

The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to tax consulting services and a subscription to a tax database were as follows:

2011: $95,523	2010: $95,840

(d)	All Other Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Columbia Funds Variable Series Trust II were as follows:

2011: $0	2010: $0

The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee were as follows:

2011: $0	2010: $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s Audit Committee.

(e)	(2) 100% of the services performed for items (b) through (d) above during 2011 and 2010 were pre-approved by the registrant’s Audit Committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2011: $3,730,894	2010: $3,251,168

(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.

(a)	The registrant’s “Schedule 1 – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 22, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Principal Financial Officer

Date	February 22, 2012